                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number  811-09645
                                  -----------------------------------------

                              Nations Funds Trust
    ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           One Bank of America Plaza
                                 NC1-002-33-31
                                  Charlotte NC                28255
    ----------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                           Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
    ----------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  800-321-7854
                                                   -----------------------

Date of fiscal year end:  March 31,2004
                        ---------------------------

Date of reporting period:  March 31, 2004
                         --------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                             Nations Short-Term
                                             Municipal Income Fund

                                             Nations Intermediate
                                             Municipal Bond Fund

                                             Nations Municipal
                                             Income Fund

                                             Nations CA Intermediate
                                             Municipal Bond Fund

                                             Nations CA Municipal
                                             Bond Fund

                                             Nations FL Intermediate
                                             Municipal Bond Fund

                                             Nations FL Municipal
                                             Bond Fund

                                             Nations GA Intermediate
                                             Municipal Bond Fund

                                             Nations KS Municipal
                                             Income Fund

                                             Nations MD Intermediate
                                             Municipal Bond Fund

          MUNICIPAL BOND FUNDS               Nations NC Intermediate
          ---------------------------------  Municipal Bond Fund
          Annual report for the year
            ended March 31, 2004             Nations SC Intermediate
                                             Municipal Bond Fund

                                             Nations TN Intermediate
                                             Municipal Bond Fund

                                             Nations TX Intermediate
                                             Municipal Bond Fund

                                             Nations VA Intermediate
                                             Municipal Bond Fund







                                            [NATIONS FUNDS LOGO]TM

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S LETTER
                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial Average(1) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

                           Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           (1)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (3)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHAIRMAN'S AND PRESIDENT'S LETTER
CONTINUED...

                           MARKET OUTLOOK
                           We remain encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           NATIONS FUNDS UPDATE
                           Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

                           (4)The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Short-Term Municipal Income Fund                      3
                                       Nations Intermediate Municipal Bond Fund                      7
                                       Nations Municipal Income Fund                                11
                                       Nations CA Intermediate Municipal Bond Fund                  15
                                       Nations CA Municipal Bond Fund                               19
                                       Nations FL Intermediate Municipal Bond Fund                  23
                                       Nations FL Municipal Bond Fund                               27
                                       Nations GA Intermediate Municipal Bond Fund                  31
                                       Nations KS Municipal Income Fund                             35
                                       Nations MD Intermediate Municipal Bond Fund                  39
                                       Nations NC Intermediate Municipal Bond Fund                  43
                                       Nations SC Intermediate Municipal Bond Fund                  47
                                       Nations TN Intermediate Municipal Bond Fund                  51
                                       Nations TX Intermediate Municipal Bond Fund                  55
                                       Nations VA Intermediate Municipal Bond Fund                  59
                                       FINANCIAL STATEMENTS
                                       Statements of net assets                                     63
                                       Statements of operations                                    208
                                       Statements of changes in net assets                         212
                                       Schedules of capital stock activity                         218
                                       Financial highlights                                        234
                                       Notes to financial statements                               264
                                       Tax information                                             278
                                       Fund governance                                             279

The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER                           research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SHORT-TERM MUNICIPAL INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Short-Term Municipal Income Fund Investor A Shares provided shareholders with a total return of 2.09%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality issues which reduce credit and liquidity risk, and lower quality issues which add yield potential. By maintaining a well-diversified portfolio, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies that include duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit review. We also seek to limit the distribution of capital gains when appropriate. As a short-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity shorter than three years and a duration between 1.25 and 2.75 years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 2.09%, Nations Short-Term Municipal Income Fund (Investor A Shares) outperformed its peer group, the Lipper Short Municipal Debt Funds Average, which returned 2.04% for the 12-month period ended March 31, 2004. The Fund benefited from a longer duration than its peers and increased weighting in industrial development revenue bond issues. The Fund remained in a defensive mode as we have been adding floating rate securities and higher premium cushion bonds (bonds containing some call protection). The Fund continued to see dramatic growth over the past year, and as of March 31, 2004, cash and cash equivalents made up about 24% of the Fund. We believe, the higher than usual cash equivalent balance will provide excellent flexibility to capture higher yields on future purchases.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds included in the Lipper Short Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of less than three years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           With good Gross Domestic Product ("GDP") growth, healthy gains in corporate profits, and improving trends in state and local government revenues, job growth remains the one important indicator that has been slow to materialize in this recovery. Recent figures, however, have been more encouraging. Reports of a 308,000 increase in non-farm payrolls in March 2004 nudged interest rates above their recent lows. Future job growth will be key to determining what actions the Federal Reserve Board ("Fed") takes with short-term interest rates during the coming year. If job growth continues at a pace of 175,000 per month through the spring and summer, we think it likely that the Fed will raise rates by late summer or early fall. If this job growth does not materialize, the Fed could leave rates unchanged through 2004. Other factors, which could slow the inevitable rise of interest rates, are the low pace of inflation and significant slack in the U.S. economy. Our current duration posture is neutral relative to our benchmark as the steep yield curve continues to make being short too costly given our outlook for a moderate upward trend in interest rates. We are constructive on the current credit environment and expect to maintain or add to the Fund's exposure in higher yielding securities.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 3.2%  Lease
 4.0%  Hospital
 5.1%  Special tax
 5.3%  Water
 6.5%  Electric
 7.3%  Education
10.4%  Transportation
15.4%  Industrial development revenue/Pollution control revenue
35.1%  General obligation
 7.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Pennsylvania State, GO, Series 2003,
                                                                                 5.000% 07/01/06                         1.7%
                                                                            -------------------------------------------------
                                                                              2  Utah State, GO, Series 2003A, 5.000%
                                                                                 07/01/07                                1.1%
                                                                            -------------------------------------------------
                                                                              3  Colorado, Public Highway Authority,
                                                                                 Highway Revenue, Series 1997B, (MBIA
                                                                                 Insured), 2.257% 09/01/07               1.1%
                                                                            -------------------------------------------------
                                                                              4  Dallas, Texas, Waterworks and Sewer
                                                                                 System Revenue Refunding, Series
                                                                                 2002A, 5.000% 10/01/06                  1.1%
                                                                            -------------------------------------------------
                                                                              5  Hillsborough County, Florida,
                                                                                 Aviation Authority, Revenue
                                                                                 Refunding, (Tampa International
                                                                                 Airport Project) AMT, Series 2003A,
                                                                                 (MBIA Insured), 5.000% 10/01/08         1.1%
                                                                            -------------------------------------------------
                                                                              6  Memphis, Tennessee, Electric System
                                                                                 Revenue, Series 2003A, 5.000%
                                                                                 12/01/09                                0.9%
                                                                            -------------------------------------------------
                                                                              7  Ohio State, Higher Educational
                                                                                 Capital Facilities Revenue, Series
                                                                                 2002A-II, 5.000% 12/01/07               0.9%
                                                                            -------------------------------------------------
                                                                              8  Idaho, Housing and Finance
                                                                                 Association, (Single Family Mortgage
                                                                                 Project) Series 2002B-I, (Bayerische
                                                                                 Landesbank Girozentrale Liquidity
                                                                                 Facility), 1.080% 07/01/33              0.8%
                                                                            -------------------------------------------------
                                                                              9  Connecticut State, Special Tax
                                                                                 Obligation Revenue Refunding,
                                                                                 (Transportation Infrastructure
                                                                                 Project), Series 2003A, 4.000%
                                                                                 09/01/05                                0.8%
                                                                            -------------------------------------------------
                                                                             10  Utah State, GO, Series 2001B, 4.500%
                                                                                 07/01/04                                0.8%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                           BLENDED 50% LEHMAN
                                                                                                        BROTHERS 1-YEAR MUNICIPAL
                                                                                                          BOND INDEX/50% LEHMAN
                                                   NATIONS SHORT-TERM        LEHMAN BROTHERS 3-YEAR     BROTHERS 3-YEAR MUNICIPAL
                                                  MUNICIPAL INCOME FUND       MUNICIPAL BOND INDEX             BOND INDEX
                                                  ---------------------      ----------------------     -------------------------
Mar. 31 1994                                             9900.00                    10000.00                    10000.00
1995                                                    10829.00                    11109.00                    10460.00
1996                                                    11258.00                    11602.00                    11086.00
1997                                                    11770.00                    12238.00                    11562.00
1998                                                    12303.00                    12876.00                    12204.00
1999                                                    12587.00                    13128.00                    12805.00
2000                                                    13263.00                    13946.00                    13118.00
2001                                                    13926.00                    14865.00                    14053.00
2002                                                    14560.00                    15864.00                    14651.00
2003                                                    14660.00                    15997.00                    15452.00
Mar. 31 2004                                            14966.00                    16439.00                    15806.00

[INVESTOR A SHARES AT NAV** (AS IF 3/31/04) RETURN CHART]

                                                                                                           BLENDED 50% LEHMAN
                                                                                                        BROTHERS 1-YEAR MUNICIPAL
                                                                                                          BOND INDEX/50% LEHMAN
                                                   NATIONS SHORT-TERM        LEHMAN BROTHERS 3-YEAR     BROTHERS 3-YEAR MUNICIPAL
                                                  MUNICIPAL INCOME FUND       MUNICIPAL BOND INDEX             BOND INDEX
                                                  ---------------------      ----------------------     -------------------------
Mar. 31 1994                                            10000.00                    10000.00                    10000.00
1995                                                    10938.00                    11109.00                    10460.00
1996                                                    11372.00                    11602.00                    11086.00
1997                                                    11888.00                    12238.00                    11562.00
1998                                                    12427.00                    12876.00                    12204.00
1999                                                    12714.00                    13128.00                    12805.00
2000                                                    13397.00                    13946.00                    13118.00
2001                                                    14067.00                    14865.00                    14053.00
2002                                                    14707.00                    15864.00                    14651.00
2003                                                    14808.00                    15997.00                    15452.00
Mar. 31 2004                                            15118.00                    16439.00                    15806.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              4.22%     4.11%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Term Municipal Income Fund over the last 10 years. The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of greater than 2 years and less than 4 years. The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index of tax free bonds with maturities between 1 and 2 years. They are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A            INVESTOR B            INVESTOR C
                                             PRIMARY A       NAV**         MOP*          NAV**          NAV**        CDSC***
Inception date                                10/7/93              11/2/93              10/12/93              5/19/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              2.34%         2.09%        1.02%          1.33%          1.33%        0.33%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         3.71%         3.45%        3.11%          2.68%          2.66%        2.66%
5 YEARS                                         4.05%         3.80%        3.59%          3.11%          3.01%        3.01%
10 YEARS                                        4.45%         4.22%        4.11%          3.79%             --           --
SINCE INCEPTION                                 4.26%         4.06%        3.96%          3.62%          3.78%        3.78%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 6

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 4.32%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality issues which reduce credit and liquidity risk, and lower quality issues which add yield potential. By maintaining a well-diversified portfolio, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 4.32%, Nations Intermediate Municipal Bond Fund (Investor A Shares) slightly out performed its peer group, the Lipper Intermediate Municipal Debt Funds Average, which returned 4.31% for the 12-month period ended March 31, 2004. The Fund's overweight position in industrial revenue issues helped performance as the strengthening economy lowered the risk premium for lower rated credits. The Fund's yield curve and duration exposure favored a stable to rising rate environment, which was performance neutral versus the Fund's peers as interest rates ended the period only slightly lower.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           With good Gross Domestic Product ("GDP") growth, healthy gains in corporate profits, and improving trends in state and local government revenues, job growth remains the one important indicator that has been slow to materialize in this recovery. Recent figures, however, have been more encouraging. Reports of a 308,000 increase in non-farm payrolls in March 2004 nudged interest rates above their recent lows. Future job growth will be key to determining what actions the Federal Reserve Board ("Fed") takes with short-term interest rates during the coming year. If job growth continues at a pace of 175,000 per month through the spring and summer, we think it likely that the Fed will raise rates by late summer or early fall. If this job growth does not materialize, the Fed could leave rates unchanged through 2004. Other factors, which could slow the inevitable rise of interest rates, are the low pace of inflation and significant slack in the U.S. economy. Our current duration posture is neutral relative to our benchmark as the steep yield curve continues to make being short too costly given our outlook for a moderate upward trend in interest rates. We are constructive on the current credit environment and expect to maintain or add to the Fund's exposure in higher yielding securities.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 4.1%  Lease
 5.6%  Industrial development revenue/Pollution control revenue
 5.8%  Housing
 5.9%  Education
 7.1%  Electric
 7.8%  Prerefunded
 8.3%  Hospital
12.1%  Transportation
30.8%  General obligation
12.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Delaware Valley, Pennsylvania,
                                                                                 Regional Financing Authority, Local
                                                                                 Government Revenue, Series 2002,
                                                                                 5.500% 07/01/12                         0.9%
                                                                            -------------------------------------------------
                                                                              2  San Francisco, California, GO
                                                                                 Refunding, Series 2002, 5.000%
                                                                                 06/15/11                                0.9%
                                                                            -------------------------------------------------
                                                                              3  Hawaii State, GO, Series 2001CV (FGIC
                                                                                 Insured), 5.500% 08/01/09               0.8%
                                                                            -------------------------------------------------
                                                                              4  Lordburg, New Mexico, PCR Refunding,
                                                                                 (Phelps Dodge Corporation Project)
                                                                                 Series 1993, 6.500% 04/01/13            0.8%
                                                                            -------------------------------------------------
                                                                              5  Arkansas State, Federal Highway Grant
                                                                                 Anticipation GO, Series 2001A, 5.250%
                                                                                 08/01/09                                0.8%
                                                                            -------------------------------------------------
                                                                              6  Oregon State, Department
                                                                                 Administrative Services, Lottery
                                                                                 Revenue Refunding, Series 2004A, (FSA
                                                                                 Insured), 5.000% 04/01/13               0.7%
                                                                            -------------------------------------------------
                                                                              7  Nevada State, Highway Improvement
                                                                                 Revenue Bonds, (Motor Vehicle Fuel
                                                                                 Tax), Series 2003, (MBIA Insured),
                                                                                 5.000% 12/01/09                         0.7%
                                                                            -------------------------------------------------
                                                                              8  Maryland State, Transportation
                                                                                 Department Revenue, Series 2002,
                                                                                 5.500% 02/01/10                         0.7%
                                                                            -------------------------------------------------
                                                                              9  Los Angeles, California, Water &
                                                                                 Power Revenue, Series 2003A, (MBIA
                                                                                 Insured), 5.000% 07/01/11               0.7%
                                                                            -------------------------------------------------
                                                                             10  Denver, Colorado, City and County
                                                                                 Airport Revenue, Series 1995C, (MBIA
                                                                                 Insured), 6.500% 11/15/12               0.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                               NATIONS INTERMEDIATE MUNICIPAL        LEHMAN BROTHERS QUALITY
                                                                         BOND FUND                 INTERMEDIATE MUNICIPAL INDEX
                                                               ------------------------------      ----------------------------
Mar. 31 1994                                                               9675.00                           10000.00
                                                                           9605.00                           10010.00
1995                                                                      11003.00                           11391.00
                                                                          11424.00                           11878.00
1997                                                                      12242.00                           12748.00
                                                                          12885.00                           13515.00
1999                                                                      12697.00                           13555.00
                                                                          13699.00                           14726.00
2001                                                                      14325.00                           15539.00
                                                                          15435.00                           16973.00
2003                                                                      16063.00                           17705.00
Mar. 31 2004                                                              16241.00                           17933.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                               NATIONS INTERMEDIATE MUNICIPAL        LEHMAN BROTHERS QUALITY
                                                                         BOND FUND                 INTERMEDIATE MUNICIPAL INDEX
                                                               ------------------------------      ----------------------------
Mar. 31 1994                                                              10000.00                           10000.00
                                                                           9928.00                           10010.00
1995                                                                      11373.00                           11391.00
                                                                          11808.00                           11878.00
1997                                                                      12654.00                           12748.00
                                                                          13318.00                           13515.00
1999                                                                      13123.00                           13555.00
                                                                          14159.00                           14726.00
2001                                                                      14806.00                           15539.00
                                                                          15953.00                           16973.00
2003                                                                      16603.00                           17705.00
Mar. 31 2004                                                              16787.00                           17933.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              5.32%     4.97%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                       INVESTOR A                 INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     7/30/93               8/17/93                   12/2/93                    11/3/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                    4.58%         4.32%        0.91%        3.54%        0.54%         3.55%        2.55%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                               5.34%         5.08%        3.93%        4.29%        3.98%         4.25%        4.25%
5 YEARS                               4.87%         4.62%        3.92%        3.85%        3.85%         3.84%        3.84%
10 YEARS                              5.55%         5.32%        4.97%        4.73%        4.73%            --           --
SINCE INCEPTION                       5.21%         4.89%        4.57%        4.30%        4.30%         5.24%        5.24%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MUNICIPAL INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MUNICIPAL INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Municipal Income Fund Investor A Shares provided shareholders with a total return of 5.28%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality issues, which reduce credit and liquidity risk, and lower quality issues, for their additional yield potential. By maintaining a well-diversified portfolio, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As a long-term portfolio, the Fund normally seeks to maintain an average dollar-weighted maturity greater than seven years and a duration greater than six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 5.28%, Nations Municipal Income Fund (Investor A Shares) slightly underperformed its peer group, the Lipper General Municipal Debt Funds Average, which returned 5.46%, for the 12-month period ended March 31, 2004. The Fund has been moving to a more defensive mode as we have been adding higher premium cushion bonds (bonds containing some call protection) and "trading up" in quality where possible throughout the year. The Fund also had a shorter duration than its peer group, which contributed to the underperformance. Of positive note, the Fund benefited from an overweight in pre-refunded bonds (those backed by U.S. Treasury securities) and corporate backed municipal debt, which benefited from an improving economy.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General Municipal Debt Funds Average invest in municipal debt issues with the top four credit ratings.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MUNICIPAL INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           With good Gross Domestic Product ("GDP") growth, healthy gains in corporate profits, and improving trends in state and local government revenues, job growth remains the one important indicator that has been slow to materialize in this recovery. Recent figures, however, have been more encouraging. Reports of a 308,000 increase in non-farm payrolls in March 2004 nudged interest rates above their recent lows. Future job growth will be key to determining what actions the Federal Reserve Board ("Fed") takes with short-term interest rates during the coming year. If job growth continues at a pace of 175,000 per month through the spring and summer, we think it likely that the Fed will raise rates by late summer or early fall. If this job growth does not materialize, the Fed could leave rates unchanged through 2004. Other factors, which could slow the inevitable rise of interest rates, are the low pace of inflation and significant slack in the U.S. economy. Our current duration posture is neutral relative to our benchmark as the steep yield curve continues to make being short too costly given our outlook for a moderate upward trend in interest rates. We are constructive on the current credit environment and expect to maintain or add to the Fund's exposure in higher yielding securities.


                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MUNICIPAL INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 4.7%  Special tax
 5.2%  Water
 6.1%  Electric
 7.3%  Education
 9.1%  Industrial development revenue/Pollution control revenue
 9.8%  Transportation
12.5%  Hospital
15.3%  Prerefunded
22.7%  General obligation
 7.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Washington State, GO, Series 1990A,
                                                                                 6.750% 02/01/15                         2.3%
                                                                            -------------------------------------------------
                                                                              2  California State, GO, Series 2002,
                                                                                 5.000% 10/01/17                         1.7%
                                                                            -------------------------------------------------
                                                                              3  North Slope Borough, Alaska, Capital
                                                                                 Appreciation GO, Series 2000B, (MBIA
                                                                                 Insured), 3.530% 06/30/11               1.7%
                                                                            -------------------------------------------------
                                                                              4  Washington State, GO, Series 2000A,
                                                                                 5.625% 07/01/21                         1.6%
                                                                            -------------------------------------------------
                                                                              5  Wyoming, Student Loan Corporation,
                                                                                 Revenue Refunding, Series 1999A,
                                                                                 6.250% 06/01/29                         1.5%
                                                                            -------------------------------------------------
                                                                              6  District of Columbia, Hospital
                                                                                 Revenue Refunding, (Medlantic
                                                                                 Healthcare Group Project) Series
                                                                                 1997A, (MBIA Insured), Prerefunded
                                                                                 08/15/07 @ 102, 5.375% 08/15/15         1.4%
                                                                            -------------------------------------------------
                                                                              7  District of Columbia, Revenue,
                                                                                 (Carnegie Endowment Project) Series
                                                                                 1996, 5.750% 11/15/26                   1.4%
                                                                            -------------------------------------------------
                                                                              8  Chicago, Illinois, O'Hare
                                                                                 International Airport Revenue
                                                                                 Refunding, Second Lien, Series 1999,
                                                                                 AMT, (AMBAC Insured), 5.500% 01/01/10   1.3%
                                                                            -------------------------------------------------
                                                                              9  Georgia State, Housing and Finance
                                                                                 Authority, Single-Family Mortgage
                                                                                 Revenue, Series 1999B-2, AMT, 6.100%
                                                                                 06/01/31                                1.2%
                                                                            -------------------------------------------------
                                                                             10  New York City, New York, Transitional
                                                                                 Finance Authority, Revenue Refunding,
                                                                                 Future Tax Secured, Series 2002A,
                                                                                 5.500% 11/01/26                         1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MUNICIPAL INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                               NATIONS MUNICIPAL INCOME FUND                  INDEX
                                                               -----------------------------      ------------------------------
Mar. 31 1994                                                               9525.00                           10000.00
3/95                                                                      10176.00                           10743.00
3/96                                                                      11061.00                           11643.00
3/97                                                                      11705.00                           12278.00
3/98                                                                      12982.00                           13594.00
3/99                                                                      13658.00                           14437.00
3/00                                                                      13346.00                           14425.00
3/01                                                                      14621.00                           16001.00
3/02                                                                      14906.00                           16610.00
3/03                                                                      15924.00                           18253.00
Mar. 31 2004                                                              16765.00                           19323.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                               NATIONS MUNICIPAL INCOME FUND                  INDEX
                                                               -----------------------------      ------------------------------
Mar. 31 1994                                                              10000.00                           10000.00
3/95                                                                      10683.00                           10743.00
3/96                                                                      11612.00                           11643.00
3/97                                                                      12288.00                           12278.00
3/98                                                                      13629.00                           13594.00
3/99                                                                      14339.00                           14437.00
3/00                                                                      14012.00                           14425.00
3/01                                                                      15350.00                           16001.00
3/02                                                                      15650.00                           16610.00
3/03                                                                      16718.00                           18253.00
Mar. 31 2004                                                              17601.00                           19323.00


AVERAGE ANNUAL TOTAL RETURN

Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              5.82%      5.30%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Municipal Income Fund over the last 10 years. The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                                                                   INVESTOR C
                                                                    INVESTOR A             INVESTOR B
                                                  PRIMARY A      NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                    2/1/91              2/1/91                 6/7/93                 6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                  5.44%        5.28%      0.29%      4.49%      -0.51%       4.40%       3.40%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                             4.93%        4.67%      2.97%      3.92%       2.98%       3.89%       3.89%
5 YEARS                                             4.43%        4.19%      3.18%      3.41%       3.07%       3.40%       3.40%
10 YEARS                                            6.05%        5.82%      5.30%      5.12%       5.12%       5.17%       5.17%
SINCE INCEPTION                                     6.50%        6.30%      5.91%      4.61%       4.61%       5.22%       5.22%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

* Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

** Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

*** Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations California Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 3.72%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality issues which reduce credit and liquidity risk, and lower quality issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of California municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of three to ten years and a duration between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 3.72%, Nations California Intermediate Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper California Intermediate Municipal Debt Funds Average, which returned 3.94%. The Fund's structure in very high quality bonds versus the index which has bonds of lower quality, higher yielding securities was a major factor in the underperformance. The Fund continues to move toward a more defensive mode as we have been adding higher premium cushion bonds (bonds containing some call protection) and trading up in quality where possible.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?

                           The state is currently rated Baa1 by Moody's
                           Investors Services, BBB by Standard & Poor's
                           Corporation and BBB by Fitch, Inc. California's ratings faced multiple-notch downgrades in 2003 due to a continued deterioration in the state's financial position and the state's failure to enact structural budget reforms. Market conditions for state-backed debt were volatile throughout the year. Budget uncertainties and legislative delays in dealing with the state's $38 billion deficit, uncertainty surrounding the outcome and impact of the state's first gubernatorial recall election, rating agency downgrades, and growing concerns regarding a

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper California Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation in California.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           potential state liquidity crisis due to the sizable amount of short-term debt issued in 2003 created turmoil. Volatility was greatest in the short-term market. In the longer term markets, speculative investors, who were attracted by historically wide spreads on California's securities, helped reduce the market's potential volatility.

                           The state budget crisis also created challenges for local jurisdictions. State spending reductions, deferred appropriations, revenue shifts and other actions created significant challenges for schools, cities, counties, redevelopment agencies and transportation districts that had to formulate their fiscal year 2003/04 budgets before a final state budget was in place. Cuts in state aid weakened many local governments and led to reduced services and local government employment. Although the state economy appeared to pick up some momentum in the second half of the year, year-over-year employment levels were flat, hurt by reduced government and manufacturing employment, and labor strikes in Southern California. Strong real estate and residential construction markets were the bright spots in the economy.

                           WHAT IS YOUR OUTLOOK FOR CALIFORNIA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           State-backed debt is expected to experience less volatile conditions compared to last year. Approval in March 2004 of a $15 billion bond measure to fund previous and current state deficits reduced near-term liquidity pressures. Nevertheless, we do not expect significant improvement in the state's ratings until California makes progress in addressing its structural budget imbalance. We expect the state's economy to continue to strengthen in the coming year. However, given the size of the state's structural deficit, we do not think that a stronger economy will be enough to resolve the state's budgetary problems. Consequently, we expect methods adopted to balance the budget, such as one-time spending deferrals rather than ongoing spending cuts, will continue to have a major influence over the state's longer term financial position and bond ratings. We expect the state's budget challenges will continue to put pressure on local government finances in the near term.


                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 5.0%  Education
 6.2%  Resource recovery
 7.9%  Transportation
 8.0%  Water
 8.5%  General obligation
11.3%  Lease
12.2%  Prerefunded
13.4%  Electric
18.2%  Special tax
 9.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Inland Empire, California, Solid
                                                                                 Waste Authority, Revenue, (Landfill
                                                                                 Improvement Financing Project) Series
                                                                                 1996B, AMT, (FSA Insured), 6.250%
                                                                                 08/01/11                                4.0%
                                                                            -------------------------------------------------
                                                                              2  Sacramento, California, Cogeneration
                                                                                 Authority, Revenue Refunding,
                                                                                 (Cogeneration Project) Series 1998,
                                                                                 (MBIA Insured), 5.250% 07/01/09         3.3%
                                                                            -------------------------------------------------
                                                                              3  Oakland, California, Redevelopment
                                                                                 Agency Tax Allocation Refunding,
                                                                                 (Center District Redevelopment
                                                                                 Project) Series 1992, (AMBAC
                                                                                 Insured), 5.500% 02/01/14               3.0%
                                                                            -------------------------------------------------
                                                                              4  Los Angeles, California, Unified
                                                                                 School District, GO, Series 2000D,
                                                                                 5.500% 07/01/09                         2.8%
                                                                            -------------------------------------------------
                                                                              5  San Francisco, California, Bay Area
                                                                                 Rapid Transportation District, Sales
                                                                                 Tax Revenue, Series 1998, 5.500%
                                                                                 07/01/09                                2.7%
                                                                            -------------------------------------------------
                                                                              6  Southern California, Public Power
                                                                                 Authority, Power Project Revenue,
                                                                                 Series 1989, 6.750% 07/01/13            2.6%
                                                                            -------------------------------------------------
                                                                              7  California, Santa Magarita/Dana Point
                                                                                 Authority, Revenue, Series 1997A,
                                                                                 (AMBAC Insured), 5.500% 08/01/11        2.5%
                                                                            -------------------------------------------------
                                                                              8  Oakland, California, J.T. Powers
                                                                                 Financing Authority, Lease Revenue
                                                                                 Refunding, (Oakland Convention
                                                                                 Centers) Series 2001, (AMBAC
                                                                                 Insured), 5.500% 10/01/11               2.4%
                                                                            -------------------------------------------------
                                                                              9  Sacramento County, California,
                                                                                 Sanitation District Financing
                                                                                 Authority, Revenue, Series 2000A,
                                                                                 5.000% 12/01/08                         2.3%
                                                                            -------------------------------------------------
                                                                             10  Metropolitan Water District of
                                                                                 Southern California, Waterworks
                                                                                 Revenue Refunding, Series 2004B,
                                                                                 5.000% 07/01/14                         2.3%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                              NATIONS CALIFORNIA INTERMEDIATE        LEHMAN BROTHERS QUALITY
                                                                    MUNICIPAL BOND FUND            INTERMEDIATE MUNICIPAL INDEX
                                                              -------------------------------      ----------------------------
Sep. 9 2002                                                                9675.00                           10000.00
                                                                           9768.00                           10175.00
2002                                                                       9772.00                           10200.00
                                                                           9811.00                           10315.00
                                                                          10007.00                           10623.00
                                                                          10017.00                           10693.00
2003                                                                      10078.00                           10674.00
Mar. 31 2004                                                              10176.00                           10812.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                              NATIONS CALIFORNIA INTERMEDIATE        LEHMAN BROTHERS QUALITY
                                                                    MUNICIPAL BOND FUND            INTERMEDIATE MUNICIPAL INDEX
                                                              -------------------------------      ----------------------------
Sep. 9 2002                                                               10000.00                           10000.00
                                                                          10096.00                           10175.00
2002                                                                      10100.00                           10200.00
                                                                          10141.00                           10315.00
                                                                          10343.00                           10623.00
                                                                          10353.00                           10693.00
2003                                                                      10416.00                           10674.00
Mar. 31 2004                                                              10517.00                           10812.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (9/9/02 through
      3/31/04)              3.29%     1.13%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations California Intermediate Municipal Bond Fund from the inception of the share class. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                              INVESTOR A                INVESTOR B                INVESTOR C
                                          PRIMARY A       NAV**         MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                            8/19/02               9/9/02                    8/29/02                   9/11/02
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          3.99%          3.72%        0.32%       2.95%       -0.05%        2.95%        1.95%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                             4.29%          3.29%        1.13%       3.06%        1.21%        2.51%        2.51%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 18

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS CALIFORNIA MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks as high a level of current interest income free from federal and California state individual income taxes as is consistent with prudent investment management and preservation of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations California Municipal Bond Fund Investor A Shares provided shareholders with a total return of 4.99%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality issues which reduce credit and liquidity risk, and lower quality issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of California municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity greater than seven years and a duration of more than six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 4.99%, Nations California Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper California Municipal Debt Funds Average, which returned 5.25% for the 12-month period ended March 31, 2004. The Fund's higher than average credit quality hurt performance as the economic recovery helped lower quality bonds to outperform during the period. In addition, the Fund's overweight exposure to housing bonds and higher premium cushion bonds hampered performance slightly as the expected rise in interest rates did not materialize and rates fell slightly during the period.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?

                           The state is currently rated Baa1 by Moody's
                           Investors Services, BBB by Standard & Poor's
                           Corporation and BBB by Fitch, Inc. California's ratings faced multiple-notch downgrades in 2003 due to a continued deterioration in the state's financial position and the state's failure to enact structural budget reforms. Market conditions for state-backed debt were volatile throughout the year. Budget uncertainties and legislative delays in dealing with the state's $38 billion deficit, uncertainty surrounding the outcome and impact of the state's first gubernatorial recall election, rating agency downgrades, and growing concerns regarding a

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper California Municipal Debt Funds Average limit their assets to those securities that are exempt from taxation in California.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           potential state liquidity crisis due to the sizable amount of short-term debt issued in 2003 created turmoil. Volatility was greatest in the short-term market. In the longer term markets, speculative investors, who were attracted by historically wide spreads on California's securities, helped reduce the market's potential volatility.

                           The state budget crisis also created challenges for local jurisdictions. State spending reductions, deferred appropriations, revenue shifts and other actions created significant challenges for schools, cities, counties, redevelopment agencies and transportation districts that had to formulate their fiscal year 2003/04 budgets before a final state budget was in place. Cuts in state aid weakened many local governments and led to reduced services and local government employment. Although the state economy appeared to pick up some momentum in the second half of the year, year-over-year employment levels were flat, hurt by reduced government and manufacturing employment and labor strikes in Southern California. Strong real estate and residential construction markets were the bright spots in the economy.

                           WHAT IS YOUR OUTLOOK FOR CALIFORNIA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           State-backed debt is expected to experience less volatile conditions compared to last year. Approval in March 2004 of a $15 billion bond measure to fund previous and current state deficits reduced near-term liquidity pressures. Nevertheless, we do not expect significant improvement in the state's ratings until California makes progress in addressing its structural budget imbalance. We expect the state's economy to continue to strengthen in the coming year. However, given the size of the state's structural deficit, we do not think that a stronger economy will be enough to resolve the state's budgetary problems. Consequently, we expect methods adopted to balance the budget, such as one-time spending deferrals rather than ongoing spending cuts, will continue to have a major influence over the state's longer term financial position and bond ratings. We expect the state's budget challenges will continue to put pressure on local government finances in the near term.




                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 7.6%  Special tax
 8.1%  Hospital
 8.6%  Housing
 8.6%  Electric
 9.3%  Lease
 9.8%  Prerefunded
12.2%  General obligation
14.0%  Transportation
16.1%  Water
 5.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Port Oakland, California, Port
                                                                                 Revenue Refunding, Series 1997H, AMT,
                                                                                 (MBIA Insured), 5.500% 11/01/15         2.7%
                                                                            -------------------------------------------------
                                                                              2  Los Angeles County, California,
                                                                                 Metropolitan Transportation
                                                                                 Authority, Sales Tax Revenue, Series
                                                                                 2000A, (FGIC Insured), 5.250%
                                                                                 07/01/30                                2.1%
                                                                            -------------------------------------------------
                                                                              3  California, Statewide Communities
                                                                                 Development Authority, Apartment
                                                                                 Development Revenue Refunding,
                                                                                 (Irvine Apartment Communities
                                                                                 Project) Series 1998A-4, Mandatory
                                                                                 Put 05/15/13 @ 100, 5.250% 05/15/25     2.1%
                                                                            -------------------------------------------------
                                                                              4  Fresno, California, Sewer Revenue,
                                                                                 Series 1993A-1, (AMBAC Insured),
                                                                                 6.250% 09/01/14                         2.1%
                                                                            -------------------------------------------------
                                                                              5  West Covina, California,
                                                                                 Redevelopment Agency, Community
                                                                                 Facilities District Special Tax
                                                                                 Refunding, (Fashion Plaza Project)
                                                                                 Series 1996, 6.000% 09/01/17            2.0%
                                                                            -------------------------------------------------
                                                                              6  California, Health Facilities
                                                                                 Financing Authority, Revenue
                                                                                 Refunding, Insured Health Facilities,
                                                                                 (Mark Twain Project) Series 1996,
                                                                                 (MBIA Insured), 6.000% 07/01/16         1.9%
                                                                            -------------------------------------------------
                                                                              7  Puerto Rico, Electric Power
                                                                                 Authority, Power Revenue, Series
                                                                                 2000HH, (FSA Insured), 5.250%
                                                                                 07/01/29                                1.8%
                                                                            -------------------------------------------------
                                                                              8  San Jose Redevelopment Agency,
                                                                                 California, Tax Allocation, (Merged
                                                                                 Area Redevelopment Project) Series
                                                                                 1993, (MBIA Insured), 6.000% 08/01/15   1.7%
                                                                            -------------------------------------------------
                                                                              9  Southern California, Public Power
                                                                                 Authority, Power Project Revenue,
                                                                                 Series 1989, 6.750% 07/01/13            1.7%
                                                                            -------------------------------------------------
                                                                             10  Rancho, California, Water District
                                                                                 Financing Authority, Revenue
                                                                                 Refunding, Series 1995, (FGIC
                                                                                 Insured), 5.900% 11/01/15               1.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                             NATIONS CALIFORNIA MUNICIPAL BOND    LEHMAN BROTHERS MUNICIPAL BOND
                                                                           FUND                               INDEX
                                                             ---------------------------------    ------------------------------
Mar. 31 1994                                                              9525.00                            10000.00
1995                                                                     10071.00                            10743.00
1996                                                                     10759.00                            11643.00
1997                                                                     11293.00                            12278.00
1998                                                                     12501.00                            13594.00
1999                                                                     13328.00                            14437.00
2000                                                                     13146.00                            14425.00
2001                                                                     14451.00                            16001.00
2002                                                                     14805.00                            16610.00
2003                                                                     16151.00                            18253.00
Mar. 31 2004                                                             16957.00                            19323.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                             NATIONS CALIFORNIA MUNICIPAL BOND    LEHMAN BROTHERS MUNICIPAL BOND
                                                                           FUND                               INDEX
                                                             ---------------------------------    ------------------------------
Mar. 31 1994                                                             10000.00                            10000.00
1995                                                                     10573.00                            10743.00
1996                                                                     11295.00                            11643.00
1997                                                                     11857.00                            12278.00
1998                                                                     13124.00                            13594.00
1999                                                                     13993.00                            14437.00
2000                                                                     13801.00                            14425.00
2001                                                                     15172.00                            16001.00
2002                                                                     15543.00                            16610.00
2003                                                                     16956.00                            18253.00
Mar. 31 2004                                                             17802.00                            19323.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                 NAV**     MOP*
     (3/31/94 >through
      3/31/04)               5.94%     5.42%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations California Municipal Bond Fund over the last 10 years. The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/04)

                                                                   INVESTOR A             INVESTOR B++             INVESTOR C
                                                PRIMARY A+      NAV**       MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                  5/21/99              3/30/84                7/15/98                 7/29/99
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                5.26%         4.99%      -0.01%      4.34%      -0.65%       4.22%       3.22%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                           5.79%         5.47%       3.79%      4.73%       3.81%       4.75%       4.75%
5 YEARS                                           5.15%         4.93%       3.91%      4.20%       3.86%          --          --
10 YEARS                                          6.05%         5.94%       5.42%      5.48%       5.48%          --          --
SINCE INCEPTION                                   7.38%         7.33%       7.07%      7.09%       7.09%       5.00%       5.00%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is March 30, 1984.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is March 30, 1984.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal income and Florida state intangibles taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Florida Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 4.17%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality issues which reduce credit and liquidity risk, and lower quality issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Florida municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 4.17%, Nations Florida Intermediate Municipal Bond Fund (Investor A Shares) outperformed its peer group, the Lipper Florida Intermediate Municipal Debt Funds Average, which returned 3.56% for the 12-month period ended March 31, 2004. The Fund outperformed as a result of improving credit spreads in the hospital and corporate backed municipal debt sectors. Both sectors have benefited from an improving outlook for the overall economy. The Fund has maintained its relatively defensive structure in anticipation of a moderate rise in interest rates in 2004.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN FLORIDA?

                           The largest sectors in the state's economy are trade, government, services and FIRE (finance, insurance and real estate). Tourism, while not a formal sector, drives collections of the gross receipts tax (sales tax) which is the state's leading source of revenue. Recently, Florida's tourism industry has shown encouraging signs of recovery from the protracted effects of the recession and the events of September 11, 2001. From a long-term perspective, both employment and the state's population have been increasing. The state's debt has increased with the population growth and Florida has voluntarily capped debt at 7% of revenues. We

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Florida Intermediate Municipal Debt Funds Average invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           believe this is a manageable figure given the state's credit strengths. According to the June 2003 audit, Florida has a significant unreserved general fund balance of about $1.9 billion, or 9.6% of general fund revenues. Recent reports indicate that the state is likely to finish the fiscal year with a surplus.

                           WHAT IS YOUR OUTLOOK FOR FLORIDA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Florida's key challenge is rapid population growth that requires infrastructure spending -- particularly for schools and Medicaid. These needs ideally should be met without impairing state finances. In part to address these needs, Florida established a public education bond program that is funded with a first and second lien on utility gross receipts tax. However, as evidenced by its ability to accumulate large reserves, the state has a long history of coping successfully with the pressures of growth and of containing costs, and we expect this success to continue.




                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 3.6%  Lease
 6.7%  Water
 7.0%  General obligation
 7.0%  Housing
 9.2%  Transportation
 9.4%  Electric
 9.9%  Prerefunded
16.1%  Hospital
19.2%  Special tax
11.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Orlando, Florida, Utilities
                                                                                 Commission, Water and Electric
                                                                                 Revenue Refunding, Series 2001,
                                                                                 5.000% 10/01/09                         2.7%
                                                                            -------------------------------------------------
                                                                              2  Florida State, Department of
                                                                                 Environmental Protection &
                                                                                 Preservation, Revenue, (Florida
                                                                                 Forever Project), Series 2001B, (MBIA
                                                                                 Insured), 5.000% 07/01/09               2.3%
                                                                            -------------------------------------------------
                                                                              3  Orange County, Florida, Health
                                                                                 Facilities Authority, Revenue,
                                                                                 (Orlando Regional Healthcare Project)
                                                                                 Series 1996A, (MBIA Insured), 6.250%
                                                                                 10/01/08                                2.2%
                                                                            -------------------------------------------------
                                                                              4  Manatee County, Florida, School
                                                                                 District Sales Tax Revenue, Series
                                                                                 2003, (AMBAC Insured), 5.000%
                                                                                 10/01/12                                2.0%
                                                                            -------------------------------------------------
                                                                              5  Orlando and Orange County, Florida,
                                                                                 Expressway Authority, Revenue
                                                                                 Refunding, Series 2003A, (AMBAC
                                                                                 Insured), 5.250% 07/01/16               2.0%
                                                                            -------------------------------------------------
                                                                              6  Arlington County, Virginia,
                                                                                 Industrial Development Authority,
                                                                                 Hospital Facility Revenue, (Virginia
                                                                                 Hospital Arlington Health Systems
                                                                                 Project), Series 2001, 5.500%
                                                                                 07/01/14                                1.9%
                                                                            -------------------------------------------------
                                                                              7  South Broward, Florida, Hospital
                                                                                 District Revenue, Series 2003A, (MBIA
                                                                                 Insured), 5.250% 05/01/12               1.8%
                                                                            -------------------------------------------------
                                                                              8  Orange County, Florida, Tourist
                                                                                 Development Tax Authority, Revenue
                                                                                 Refunding, Series 1998A, (AMBAC
                                                                                 Insured), 5.000% 10/01/15               1.8%
                                                                            -------------------------------------------------
                                                                              9  Tallahassee, Florida, Blue Print 2000
                                                                                 Intern Government Revenue, Series
                                                                                 2003, (FSA Insured), 5.000% 10/01/13    1.7%
                                                                            -------------------------------------------------
                                                                             10  Collier County, Florida, Gas Tax
                                                                                 Revenue, Series 2003, (AMBAC
                                                                                 Insured), 5.250% 06/01/13               1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                     NATIONS FLORIDA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                             9675.00                    10000.00                    10000.00
3/95                                                    10234.00                    10635.00                    11391.00
3/96                                                    10950.00                    11492.00                    11878.00
3/97                                                    11389.00                    12023.00                    12748.00
3/98                                                    12338.00                    13120.00                    13515.00
3/99                                                    12923.00                    13896.00                    13555.00
3/00                                                    12952.00                    13978.00                    14726.00
3/01                                                    14031.00                    15400.00                    15539.00
3/02                                                    14456.00                    15940.00                    16973.00
3/03                                                    15421.00                    17622.00                    17705.00
Mar. 31 2004                                            16064.00                    18609.00                    17933.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                     NATIONS FLORIDA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                            10000.00                    10000.00                    10000.00
3/95                                                    10578.00                    10635.00                    11391.00
3/96                                                    11317.00                    11492.00                    11878.00
3/97                                                    11771.00                    12023.00                    12748.00
3/98                                                    12753.00                    13120.00                    13515.00
3/99                                                    13357.00                    13896.00                    13555.00
3/00                                                    13387.00                    13978.00                    14726.00
3/01                                                    14502.00                    15400.00                    15539.00
3/02                                                    14941.00                    15940.00                    16973.00
3/03                                                    15939.00                    17622.00                    17705.00
Mar. 31 2004                                            16604.00                    18609.00                    17933.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              5.20%     4.85%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Florida Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. They are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                         12/11/92            12/14/92                  6/7/93                   12/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      4.43%          4.17%       0.81%       3.39%        0.39%        3.38%        2.38%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 4.87%          4.62%       3.47%       3.83%        3.52%        3.77%        3.77%
5 YEARS                                 4.72%          4.45%       3.76%       3.70%        3.70%        3.68%        3.68%
10 YEARS                                5.44%          5.20%       4.85%       4.61%        4.61%        4.61%        4.61%
SINCE INCEPTION                         5.42%          5.20%       4.89%       4.34%        4.34%        4.60%        4.60%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FLORIDA MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS FLORIDA MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal income and Florida state intangibles taxes with potential for principal fluctuation associated with investments in long-term municipal securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Florida Municipal Bond Fund Investor A Shares provided shareholders with a total return of 4.20%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality investment grade issues through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Florida municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As a long-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity greater than seven years and a duration of more than six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 4.20%, Nations Florida Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper Florida Municipal Debt Funds Average, which returned 4.62% for the 12-month period ended March 31, 2004. The Fund underperformed as a result of moving to a more defensive mode, adding higher premium cushion bonds (bonds containing some call protection), reducing duration exposure and "trading up" in quality where possible, in anticipation of a rise in interest rates which did not materialize.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN FLORIDA?

                           The largest sectors in the state's economy are trade, government, services and FIRE (finance, insurance and real estate). Tourism, while not a formal sector, drives collections of the gross receipts tax (sales tax) which is the state's leading source of revenue. Recently, Florida's tourism industry has shown encouraging signs of recovery from the protracted effects of the recession and the events of September 11, 2001. From a long-term perspective, both employment and the state's population have been increasing. The state's debt has increased with the population growth and Florida has voluntarily capped debt at 7% of revenues. We believe this is a manageable figure given the state's credit strengths. According to

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Florida Municipal Debt Funds Average limit their assets to those securities that are exempt from taxation in Florida.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS FLORIDA MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           the June 2003 audit, Florida has a significant unreserved general fund balance of about $1.9 billion, or 9.6% of general fund revenues. number. Recent reports indicate that the state is likely to finish the fiscal year with a surplus.

                           WHAT IS YOUR OUTLOOK FOR FLORIDA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Florida's key challenge is rapid population growth that requires infrastructure spending -- particularly for schools and Medicaid. These needs ideally should be met without impairing state finances. In part to address these needs, Florida established a public education bond program that is funded with a first and second lien on utility gross receipts tax. However, as evidenced by its ability to accumulate large reserves, the state has a long history of coping successfully with the pressures of growth and of containing costs, and we expect this success to continue.

NATIONS FLORIDA MUNICIPAL

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 5.5%  Resource recovery
 6.4%  Housing
 7.9%  Electric
 8.8%  Hospital
 9.6%  Water
10.2%  Special tax
11.2%  General obligation
12.2%  Transportation
15.6%  Prerefunded
12.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Palm Beach County, Florida, Solid
                                                                                 Waste Authority, Revenue, Unrefunded
                                                                                 Balance, Series 1997A, (AMBAC
                                                                                 Insured), Mandatory Put 07/01/10 @
                                                                                 100, 6.000% 10/01/10                    5.4%
                                                                            -------------------------------------------------
                                                                              2  Jacksonville, Florida, Sales Tax
                                                                                 Revenue, (River City Renaissance
                                                                                 Project) Series 1995, (FGIC Insured),
                                                                                 Prerefunded 10/01/05 @ 101, 5.650%
                                                                                 10/01/14                                4.9%
                                                                            -------------------------------------------------
                                                                              3  Puerto Rico, Commonwealth GO, Series
                                                                                 1997, (MBIA Insured), 6.500% 07/01/15   4.9%
                                                                            -------------------------------------------------
                                                                              4  Jacksonville, Florida, GTD,
                                                                                 Entitlement Revenue Refunding and
                                                                                 Improvement, Series 2002, (FGIC
                                                                                 Insured), 5.375% 10/01/19               3.8%
                                                                            -------------------------------------------------
                                                                              5  Orange County, Florida, Health
                                                                                 Facilities Authority, Revenue, Series
                                                                                 1996A, (MBIA Insured), Escrowed to
                                                                                 Maturity, 6.250% 10/01/16               3.7%
                                                                            -------------------------------------------------
                                                                              6  Miami-Dade County, Florida, Aviation
                                                                                 Revenue, Series 1998C, AMT, (MBIA
                                                                                 Insured), 5.250% 10/01/15               3.5%
                                                                            -------------------------------------------------
                                                                              7  Gainesville, Florida, Utility Systems
                                                                                 Revenue, Series 1992B, 6.500%
                                                                                 10/01/11                                3.4%
                                                                            -------------------------------------------------
                                                                              8  Orlando, Florida, Greater Orlando
                                                                                 Aviation Authority, Airport
                                                                                 Facilities Revenue, Series 1999A,
                                                                                 AMT, (FGIC Insured), 5.250% 10/01/10    3.0%
                                                                            -------------------------------------------------
                                                                              9  Florida State, Board of Education,
                                                                                 Capital Outlay GO, Series 1997A,
                                                                                 5.000% 01/01/17                         3.0%
                                                                            -------------------------------------------------
                                                                             10  Tampa, Florida, Sports Authority,
                                                                                 Sales Tax Revenue, (Tampa Bay Arena
                                                                                 Project) Series 1995, (MBIA Insured),
                                                                                 5.750% 10/01/15                         2.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS FLORIDA MUNICIPAL

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                               NATIONS FLORIDA MUNICIPAL BOND     LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                               ------------------------------     ------------------------------
Mar. 31 1994                                                                9525                              10000
                                                                            9523                              10034
1995                                                                       10864                              11786
                                                                           11247                              12308
1997                                                                       12034                              13439
                                                                           12655                              14310
1999                                                                       12541                              14015
                                                                           13545                              15652
2001                                                                       14157                              16455
                                                                           15079                              18035
2003                                                                       15655                              18993
Mar. 31 2004                                                               15859                              19323

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                               NATIONS FLORIDA MUNICIPAL BOND     LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                               ------------------------------     ------------------------------
Mar. 31 1994                                                              10000.00                           10000.00
                                                                           9998.00                           10034.00
1995                                                                      11406.00                           11786.00
                                                                          11808.00                           12308.00
1997                                                                      12634.00                           13439.00
                                                                          13286.00                           14310.00
1999                                                                      13166.00                           14015.00
                                                                          14221.00                           15652.00
2001                                                                      14863.00                           16455.00
                                                                          15831.00                           18035.00
2003                                                                      16436.00                           18993.00
Mar. 31 2004                                                              16649.00                           19323.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              6.23%     5.72%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Florida Municipal Bond Fund over the last 10 years. The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 investment grade bonds with long-term maturities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        12/13/93             12/10/93                 10/22/93                   11/3/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      4.46%         4.20%       -0.71%       3.33%       -1.63%        3.32%        2.33%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 5.89%         5.63%        3.92%       4.81%        3.89%        4.80%        4.80%
5 YEARS                                 5.57%         5.31%        4.29%       4.51%        4.18%        4.47%        4.47%
10 YEARS                                6.47%         6.23%        5.72%       5.53%        5.53%          --            --
SINCE INCEPTION                         5.48%         5.18%        4.69%       4.46%        4.46%        6.32%        6.32%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Georgia Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 4.47%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality investment grade issues through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Georgia municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration of between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 4.47%, Nations Georgia Intermediate Municipal Bond Fund (Investor A Shares) outperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 3.96% for the 12-month period ended March 31, 2004. The Fund's outperformance resulted from a neutral duration stance relative to its peer group and an overweighting in hospital and industrial development revenue/pollution control revenue (IDR/PCR) bonds which performed well during the period.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN GEORGIA?

                           The state of Georgia has earned the highest possible credit rating from Moody's Investors Services, Inc.
                           (Aaa), Standard & Poor's Corporation (AAA), and Fitch, Inc. (AAA). Like other states, Georgia experienced significant revenue decreases in fiscal years 2002 and 2003. However, Georgia's rating is based on its economic diversification and fiscal conservatism, two characteristics that are mainstays of the state's strengths. The services, retail and wholesale trade sectors comprise 80% of Georgia's employment base and have historically been a significant source of new jobs. Recent statistics indicate that general service sector jobs continue to more

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           than make up for losses in manufacturing sector. In the 12 months ended December 2003, overall employment in Georgia rose 0.5% as the number of manufacturing jobs fell 3.3% while jobs in business services grew 8.1%. Economic data also suggest that Atlanta, which accounts for 54% of the state's jobs and its population, will continue to serve Georgia and the Southeast region as an economic hub and remain the dominant growth engine even with cyclical changes.

                           Georgia closed its 2003 fiscal year with a relatively low reserve of $185 million, or about 1.4% of the state's general fund revenue. The state also maintains other unencumbered reserves of about $136 million or about 1% of general fund revenues. During the current fiscal year, which ends June 30, 2004, growth in revenues and jobs has not met the estimates used in the state's budget. As a result of the shortfall, Georgia's governor has called for a 2.5% cut in spending and is planning a 5% cut in expenditures for the fiscal year 2005.

                           WHAT IS YOUR OUTLOOK FOR GEORGIA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Key challenges for Georgia include meeting transportation and other needs of a growing population, retaining the conservative budgeting practices that have served it well in the past, maintaining moderate debt ratios and adequate reserve levels, and keeping financial performance stable. We believe economic diversification and its low cost of doing business will continue to benefit Georgia in the current economic environment and maintain a stable outlook for the state.




                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 3.7%  Education
 4.8%  Lease
 5.1%  Transportation
 7.4%  Housing
 9.2%  Water
10.5%  Hospital
12.3%  Industrial development revenue/
       Pollution control revenue
15.3%  Prerefunded
24.1%  General obligation
 7.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Atlanta, Georgia, Airport Facilities
                                                                                 Revenue Refunding, Series 2000A,
                                                                                 (FGIC Insured), Prerefunded 01/01/10
                                                                                 @ 101, 5.600% 01/01/30                  3.5%
                                                                            -------------------------------------------------
                                                                              2  Cobb County and Marietta, Georgia,
                                                                                 Water Authority, Revenue, Series
                                                                                 2002, 5.125% 11/01/20                   3.4%
                                                                            -------------------------------------------------
                                                                              3  Monroe County, Georgia, Development
                                                                                 Authority, PCR, (Georgia Power
                                                                                 Company Plant Scherer Project) Series
                                                                                 2001, (AMBAC Insured), Mandatory Put
                                                                                 12/01/08 @ 100, 4.200% 01/01/12         3.2%
                                                                            -------------------------------------------------
                                                                              4  Fulton County, Georgia, Building
                                                                                 Authority, Revenue, (Judicial Center
                                                                                 Facilities Project) Series 2002B,
                                                                                 4.000% 01/01/08                         3.2%
                                                                            -------------------------------------------------
                                                                              5  Burke County, Georgia, Development
                                                                                 Authority, PCR Refunding, (Vogtle
                                                                                 Project), Series 1994, 1.050%
                                                                                 10/01/32                                3.0%
                                                                            -------------------------------------------------
                                                                              6  Clayton County, Georgia Housing
                                                                                 Authority, Multi-Family Housing
                                                                                 Revenue Refunding, (Tara Court II
                                                                                 Apartments Project) Series 2001,
                                                                                 (FNMA Liquidity Facility), Mandatory
                                                                                 Put 12/01/11 @ 100, 4.350% 12/01/31     2.5%
                                                                            -------------------------------------------------
                                                                              7  Detroit, Michigan, GO Refunding,
                                                                                 Series 2001B, (MBIA Insured), 5.375%
                                                                                 04/01/14                                2.5%
                                                                            -------------------------------------------------
                                                                              8  DeKalb County, Georgia, Development
                                                                                 Authority, Revenue, (Emory University
                                                                                 Project) Series 1994A, Prerefunded
                                                                                 10/01/04 @ 102, 6.000% 10/01/14         2.3%
                                                                            -------------------------------------------------
                                                                              9  Clayton County, Georgia, Hospital
                                                                                 Authority, Revenue Anticipation
                                                                                 Certificates, (Southern Regional
                                                                                 Medical Center Project) Series 1998A,
                                                                                 (MBIA Insured), 5.250% 08/01/09         2.2%
                                                                            -------------------------------------------------
                                                                             10  Georgia State, GO, Series 1999D,
                                                                                 5.800% 11/01/13                         2.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                     NATIONS GEORGIA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                             9675.00                    10000.00                    10000.00
1995                                                    10191.00                    10635.00                    11391.00
1996                                                    10904.00                    11492.00                    11878.00
1997                                                    11353.00                    12023.00                    12748.00
1998                                                    12289.00                    13120.00                    13515.00
1999                                                    12902.00                    13896.00                    13555.00
2000                                                    12867.00                    13978.00                    14726.00
2001                                                    13981.00                    15400.00                    15539.00
2002                                                    14434.00                    15940.00                    16973.00
2003                                                    15378.00                    17622.00                    17705.00
Mar. 31 2004                                            16066.00                    18609.00                    17933.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                     NATIONS GEORGIA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                            10000.00                    10000.00                    10000.00
1995                                                    10533.00                    10635.00                    11391.00
1996                                                    11270.00                    11492.00                    11878.00
1997                                                    11735.00                    12023.00                    12748.00
1998                                                    12702.00                    13120.00                    13515.00
1999                                                    13335.00                    13896.00                    13555.00
2000                                                    13299.00                    13978.00                    14726.00
2001                                                    14451.00                    15400.00                    15539.00
2002                                                    14919.00                    15940.00                    16973.00
2003                                                    15895.00                    17622.00                    17705.00
Mar. 31 2004                                            16606.00                    18609.00                    17933.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              5.20%     4.85%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Georgia Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. They are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                         3/1/92               5/4/92                   6/7/93                    6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       4.73%         4.47%       1.05%       3.79%        0.79%        3.69%        2.69%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  5.00%         4.74%       3.61%       4.00%        3.69%        3.96%        3.96%
5 YEARS                                  4.75%         4.48%       3.79%       3.74%        3.74%        3.70%        3.70%
10 YEARS                                 5.44%         5.20%       4.85%       4.62%        4.62%        4.60%        4.60%
SINCE INCEPTION                          5.68%         5.48%       5.18%       4.33%        4.33%        4.75%        4.75%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 34

NATIONS KANSAS MUNICIPAL

INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS KANSAS MUNICIPAL INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal and Kansas state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Kansas Municipal Income Fund Investor A Shares provided shareholders with a total return of 3.73%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality investment grade issues through which it seeks to reduce credit and liquidity risk, and lower quality, investment grade issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Kansas municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration of between three and eight years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 3.73%, Nations Kansas
                           Municipal Income Fund (Investor A Shares) underperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 3.96% for the 12-month period ended March 31, 2004. The Fund's underperformance can be attributed to its overweight in securities maturing under one year in anticipation of a rise in interest rates. There was also a significant amount of restructuring of the Fund during the period. The loss of assets and reduction of exposure to securities with credit concerns had an impact on the Fund's overall underperformance.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN
                           KANSAS?

                           The state of Kansas does not issue general obligation bonds and, therefore, does not have a general obligation rating. However, Moody's and Standard & Poor's Corporation have assigned the state issuer ratings of Aa1 and AA+, respectively, both with negative outlooks. Both credit rating agencies have cited the state's relatively diverse economic base, conservative financial management, low -- yet growing -- debt burden and good liquidity ensured by mandated cash reserves.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS KANSAS MUNICIPAL

INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           Although much of the state is rural and the state accounts for 20% of the nation's wheat harvest, agriculture now accounts for only a small part of the state's overall economy. Airplane manufacturing is a major component of the state's economy with the presence of Cessna, Raytheon, Boeing and Bombardier and accounts for 20% of the state's manufacturing jobs (80% of the manufacturing jobs in Wichita). This sector was hurt by the aftermath of the events of September 11, 2001, but in response to economic development aid from the state, Boeing has announced that portions of its new 7E7 construction will be based in Wichita. On the other hand it is also considering spinning off some of its Kansas manufacturing operations. Meanwhile, the Kansas City metropolitan area has been hurt by layoffs at Sprint.

                           The state has a long history of sound finances, but in recent years tax cuts and rising expenditures have led to deficits made worse by the national recession. As a result the state has had to repeatedly wrestle with covering projected state budget deficits. It has resorted to tax hikes, expenditure cuts, one time revenue measures, shifting of funds among various state accounts, and borrowing to bridge the gaps. It has also elected to ignore a requirement to maintain a general fund balance equal to 7.5% of expenditures. The state is also wrestling with a court mandate for equitable school funding. The governor has proposed various tax increases to address the challenge, but the plan is meeting stiff resistance from tax-averse legislators.

                           WHAT IS YOUR OUTLOOK FOR KANSAS AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           The state is struggling with balancing the need to provide government services, bring the budget back into balance and maintain strong cash reserves while keeping the tax burden low so as not to choke off economic growth. The struggle is not helped by weakness in its airplane manufacturing and telecommunication sectors, which is expected to cause the state economy to lag the national recovery. Individual localities, as well, may continue to struggle due to their heavy reliance on agriculture. Tight reserves will continue to leave the state exposed to negative surprises. On a positive note, however, unlike recent years, revenues appear to have stabilized and progress has been made on passing a budget with a minimum of fuss, although a separate school funding package remains a serious note of contention. It should also be noted that the 40% of the state's manufacturing jobs are in food processing, which provides a stabilizing influence.

NATIONS KANSAS MUNICIPAL

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 1.4%  Electric
 2.0%  Industrial development revenue/Pollution control revenue
 2.8%  Housing
 5.6%  Water
 9.1%  Education
10.4%  Transportation
12.3%  Hospital
18.0%  Prerefunded
36.6%  General obligation
 1.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Calhoun County, South Carolina, Solid
                                                                                 Waste Disposal Facility Revenue,
                                                                                 (Carolina Eastman Company Project)
                                                                                 Series 1992, AMT, 6.750% 05/01/17       3.1%
                                                                            -------------------------------------------------
                                                                              2  Kansas State, Turnpike Authority,
                                                                                 Revenue, Series 2002, (FSA Insured),
                                                                                 5.250% 09/01/15                         3.0%
                                                                            -------------------------------------------------
                                                                              3  Kansas State, Development Financing
                                                                                 Authority, Revenue, (Regents-Wichita
                                                                                 University Project) Series 2000B,
                                                                                 (AMBAC Insured), 5.900% 04/01/15        2.8%
                                                                            -------------------------------------------------
                                                                              4  Kansas State, Development Financing
                                                                                 Authority, Revenue, (Board of Regents
                                                                                 Scientific Research) Series 2003,
                                                                                 (AMBAC Insured), 5.000% 10/01/19        2.7%
                                                                            -------------------------------------------------
                                                                              5  Wyandotte County, Kansas, School
                                                                                 District Number 500, GO, Series 2002,
                                                                                 (FSA Insured), 5.000% 09/01/20          2.5%
                                                                            -------------------------------------------------
                                                                              6  Shawnee County, Kansas, GO Refunding
                                                                                 & Improvement, Series 2002, (FSA
                                                                                 Insured), 5.250% 09/01/17               2.3%
                                                                            -------------------------------------------------
                                                                              7  Dodge, Kansas, Unified School
                                                                                 District Number 443, GO Refunding,
                                                                                 Series 2002, (FGIC Insured), 5.000%
                                                                                 03/01/13                                2.2%
                                                                            -------------------------------------------------
                                                                              8  North Slope Borough, Alaska, Capital
                                                                                 Appreciation GO, Series 2000B, (MBIA
                                                                                 Insured), 2.939% 06/30/09               2.1%
                                                                            -------------------------------------------------
                                                                              9  Kansas, University Hospital
                                                                                 Authority, Revenue, (Kansas
                                                                                 University Health System Project)
                                                                                 Series 1999A, (AMBAC Insured), 5.400%
                                                                                 09/01/13                                2.1%
                                                                            -------------------------------------------------
                                                                             10  Butler & Sedgwick Counties, Andover,
                                                                                 Kansas, Unified School District
                                                                                 Number 385, GO, Series 2000, (FSA
                                                                                 Insured), 6.000% 09/01/13               2.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS KANSAS MUNICIPAL

INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                              NATIONS KANSAS MUNICIPAL INCOME        LEHMAN BROTHERS QUALITY
                                                                            FUND                   INTERMEDIATE MUNICIPAL INDEX
                                                              -------------------------------      ----------------------------
Aug. 14 2000                                                               9675.00                           10000.00
                                                                           9690.00                           10121.00
                                                                          10021.00                           10440.00
2001                                                                      10223.00                           10707.00
                                                                          10287.00                           10790.00
                                                                          10474.00                           11086.00
                                                                          10402.00                           11016.00
2002                                                                      10476.00                           11112.00
                                                                          10836.00                           11541.00
                                                                          11174.00                           12003.00
                                                                          11152.00                           12033.00
2003                                                                      11539.00                           12551.00
Mar. 31 2004                                                              11649.00                           12713.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                              NATIONS KANSAS MUNICIPAL INCOME        LEHMAN BROTHERS QUALITY
                                                                            FUND                   INTERMEDIATE MUNICIPAL INDEX
                                                              -------------------------------      ----------------------------
Aug. 14 2000                                                              10000.00                           10000.00
                                                                          10015.00                           10121.00
                                                                          10358.00                           10440.00
2001                                                                      10566.00                           10707.00
                                                                          10633.00                           10790.00
                                                                          10826.00                           11086.00
                                                                          10751.00                           11016.00
2002                                                                      10828.00                           11112.00
                                                                          11200.00                           11541.00
                                                                          11549.00                           12003.00
                                                                          11527.00                           12033.00
2003                                                                      11927.00                           12551.00
Mar. 31 2004                                                              12040.00                           12713.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (8/14/00 through
      3/31/04)              5.25%     4.29%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Kansas Municipal Income Fund from the inception of the share class. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                7/17/00             8/14/00                  8/29/00                  7/9/02
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              3.99%         3.73%       0.37%       2.96%       0.02%        2.99%       2.00%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         4.74%         4.45%       3.30%       3.64%       3.33%           --          --
SINCE INCEPTION                                 5.63%         5.25%       4.29%       4.38%       4.38%        3.50%       3.50%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 38

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Maryland Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 3.70%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality investment grade issues through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Maryland municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 3.70%, Nations Maryland Intermediate Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 3.96% for the 12-month period ended March 31, 2004. The Fund's underperformance resulted from a shorter duration stance than its peer group and an exposure to 2 housing bond positions which were downgraded during the period.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN MARYLAND?

                           The state of Maryland is currently rated Aaa/Stable by Moody's Investors Services, AAA/Stable by Standard & Poor's Corporation and AAA by Fitch Ratings. Reflected in these ratings and in our credit assessment are a history of excellent finances, a diverse economy with a large federal government presence and significant debt. Additionally Maryland has high wealth levels compared to the rest of the country. For example, in 2002 the state's per capita income was 117% of the U.S. average. However, the state has experienced pressures from the recent recession but is in a relatively strong position with large reserves. The largest sector in the state's economy is services, which comprises 41.9% of total non-farm jobs,

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           followed by government at 18.8%, trade,
                           transportation, and utilities at 18.4% and manufacturing at 6.1%.

                           Historically the state has had strong fiscal policies, which have enabled it to build significant reserves. Faced with pressures from the current recession -- starting in fiscal year 2002 some of these reserves were used to balance the budget. The fiscal year 2005 budget has not been passed. Current proposals do not include revenues from taxing video lotteries as the Governor had originally intended. Instead, the budget includes fee increases, fund transfers, and budget reductions. The House recently voted on its version of the budget that includes increasing the income tax rate for those with income of $200,000 or higher, the sales tax and the new car title tax while decreasing state property tax rates (which goes to pay debt service on the state's bonds). The tax changes are expected to raise over $1 billion in new tax revenue. However, the Governor has threatened to veto the bill (and would likely stand). It also must be passed in the Senate where it is expected to face more opposition.

                           WHAT IS YOUR OUTLOOK FOR MARYLAND AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           A key challenge for the state and its local government units is to maintain infrastructure and economic development related spending without compromising finances. Specifically, education standards and spending must be maintained for the state to attract and retain workers. Other areas are roads, water and sewer and the criminal justice system. Over the long term we believe the state can effectively meet these challenges.




                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 3.0%  Industrial development revenue/Pollution control revenue
 3.6%  Lease
 3.7%  Electric
 5.4%  Education
 5.5%  Resource recovery
 8.5%  Housing
13.2%  Transportation
14.5%  Prerefunded
35.4%  General obligation
 7.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Maryland State, Department of
                                                                                 Transportation, Revenue, Series 2002,
                                                                                 5.500% 02/01/14                         2.9%
                                                                            -------------------------------------------------
                                                                              2  Maryland State, State and Local
                                                                                 Facilities Loan GO, Series 2000,
                                                                                 5.500% 08/01/09                         2.6%
                                                                            -------------------------------------------------
                                                                              3  Maryland State, Health and Higher
                                                                                 Education Facilities Authority,
                                                                                 Revenue, (Johns Hopkins University
                                                                                 Project) Series 1999, Prerefunded
                                                                                 07/01/09 @ 101, 6.000% 07/01/39         2.4%
                                                                            -------------------------------------------------
                                                                              4  Puerto Rico, Public Buildings
                                                                                 Authority, Revenue GTD Refunding,
                                                                                 Government Facilities, Series 2003H,
                                                                                 (AMBAC Insured), 5.500% 07/01/18        2.4%
                                                                            -------------------------------------------------
                                                                              5  Prince Georges County, Maryland,
                                                                                 Consolidated Public Improvement GO,
                                                                                 Series 2001, (FGIC Insured), 5.250%
                                                                                 12/01/11                                2.3%
                                                                            -------------------------------------------------
                                                                              6  Prince Georges County, Maryland, GO,
                                                                                 Construction Public Improvements,
                                                                                 Series 2001, (FGIC Insured), 5.250%
                                                                                 12/01/12                                2.2%
                                                                            -------------------------------------------------
                                                                              7  Maryland State, Transportation
                                                                                 Authority, Revenue,
                                                                                 (Baltimore/Washington International
                                                                                 Airport Project) Series 2002A, (AMBAC
                                                                                 Insured), 5.000% 03/01/27               2.2%
                                                                            -------------------------------------------------
                                                                              8  Maryland State, Economic Development
                                                                                 Corporation, Revenue, (CHF College
                                                                                 Park LLC), Series 2000A,
                                                                                 (LOC-Wachovia Bank N.A. Insured),
                                                                                 1.050% 06/01/32                         2.1%
                                                                            -------------------------------------------------
                                                                              9  Austin, Texas, Utilities System
                                                                                 Revenue, Refunding, Series 1997, (FSA
                                                                                 Insured), 5.125% 11/15/13               1.9%
                                                                            -------------------------------------------------
                                                                             10  Prince Georges County, Maryland,
                                                                                 Solid Waste Management System
                                                                                 Revenue, (MBIA Insured), 5.000%
                                                                                 06/15/08                                1.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                    NATIONS MARYLAND                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                        ---------------      ----------------------      -----------------------
Mar. 31 1994                                               9675                       10000                       10000
1995                                                      10196                       10635                       11391
                                                          10912                       11492                       11878
1997                                                      11307                       12023                       12748
                                                          12168                       13120                       13515
1999                                                      12773                       13896                       13555
                                                          12765                       13978                       14726
2001                                                      13889                       15400                       15539
                                                          14273                       15940                       16973
2003                                                      15370                       17622                       17705
Mar. 31 2004                                              15939                       18609                       17933

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                    NATIONS MARYLAND                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                              10000                       10000                       10000
1995                                                      10538                       10635                       11391
                                                          11279                       11492                       11878
1997                                                      11687                       12023                       12748
                                                          12577                       13120                       13515
1999                                                      13202                       13896                       13555
                                                          13194                       13978                       14726
2001                                                      14356                       15400                       15539
                                                          14752                       15940                       16973
2003                                                      15887                       17622                       17705
Mar. 31 2004                                              16474                       18609                       17933


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              5.12%     4.78%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Maryland Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. They are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                    INVESTOR A             INVESTOR B              INVESTOR C
                                                  PRIMARY A      NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                    9/1/90              9/1/90                 6/8/93                 6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                  4.05%        3.70%      0.30%      3.02%       0.02%       3.02%       2.02%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                             4.99%        4.69%      3.55%      3.94%       3.64%       3.94%       3.94%
5 YEARS                                             4.80%        4.53%      3.84%      3.78%       3.78%       3.76%       3.76%
10 YEARS                                            5.36%        5.12%      4.78%      4.53%       4.53%       4.52%       4.52%
SINCE INCEPTION                                     5.90%        5.70%      5.44%      4.22%       4.22%       4.52%       4.52%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 42

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations North Carolina Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 4.03%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality issues which reduce credit and liquidity risk, and lower quality issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of North Carolina municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 4.03%, Nations North Carolina Intermediate Municipal Bond Fund (Investor A Shares) slightly outperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 3.96% for the 12-month period ending March 31, 2004. The Fund benefited from an overweighting in general obligation bonds and improving credit spreads in hospital revenue bonds. The Fund has been moving to a more defensive mode as we have been adding higher premium cushion bonds (bonds containing some call protection) and shortening duration in anticipation of a moderate rise in interest rates.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN NORTH CAROLINA?

                           The state of North Carolina is currently rated Aa1/Stable by Moody's Investors Services, AAA/Stable by Standard & Poor's Corporation and AAA by Fitch Ratings. These ratings and our credit assessment reflect long-term growth in a well-diversified economy and current recession linked financial stress at the state level. The state has a sound long-term track record of financial management with conservative debt levels and effective financial management, and it is highly likely that the current period of financial stress will be successfully managed.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           Manufacturing/textiles employment has continued to fall. Manufacturing has decreased 4.4% since December 2002. These textile job losses, while painful for individual workers, represent a long-term shift out of this sector with growth in other portions of the economy expected to more than make up for these losses. Other sectors are experiencing good growth resulting in a high level of economic diversity as illustrated by the four largest sectors. These sectors, by employment, are services at 35.6% of the total; trade, transportation, and utilities at 18.8%; government at 17.0% and manufacturing at 15.6%.

                           The state's financial performance has been weak due in large measure to the recession and its after effects. The 2004 -- 2005 budget has been passed and includes extending the state sales tax rate increase to 4.5% and a high income tax bracket. As in 2003, the budget was balanced using one-time revenue sources. Structural balance (using recurring revenue and expenses) is not expected in the short term. While the state has had a negative general fund balance since 2000, it still has substantial reserves in other non-general fund accounts that the Governor is empowered to use. The state has continued to control spending with more budget cuts. We expect from a long-term perspective the state's historical pattern of significant job growth coupled with a structurally balanced budget will return.

                           WHAT IS YOUR OUTLOOK FOR NORTH CAROLINA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Paying for infrastructure such as, roads, water and sewer by the state and local government units without damaging financial operations remains a concern. Of particular importance is the continued funding of education in order to attract new employees from out of state. Due to very low historical unemployment rates in the state it is important to maintain this steady flow of workers into the state and provide training for the current labor pool. Despite somewhat higher recent unemployment rates this trend is likely to resume as the recession ends. Based on past performance of the economy, and the state and its local government units, we believe that these goals can be achieved in the long term.




                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 3.4%  Transportation
 3.4%  Electric
 5.2%  Water
 6.2%  Education
 6.4%  Housing
 9.6%  Lease
13.0%  Prerefunded
13.5%  Hospital
32.0%  General obligation
 7.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  North Carolina State, GO, Series
                                                                                 2001A, 4.750% 03/01/14                  2.3%
                                                                            -------------------------------------------------
                                                                              2  Orange County, North Carolina, GO,
                                                                                 Series 2000, 5.300% 04/01/18            2.2%
                                                                            -------------------------------------------------
                                                                              3  Haywood County, North Carolina,
                                                                                 Industrial Facilities and Pollution
                                                                                 Control Financing Authority, Solid
                                                                                 Waste Disposal Revenue Refunding,
                                                                                 (Champion International Corporation
                                                                                 Project) Series 1999, AMT, 6.400%
                                                                                 11/01/24                                1.8%
                                                                            -------------------------------------------------
                                                                              4  North Carolina, Medical Care
                                                                                 Commission, Health Care Facilities
                                                                                 Revenue, (Novant Health Obligation
                                                                                 Group Project)
                                                                                 Series 2003A, 5.000% 11/01/17           1.8%
                                                                            -------------------------------------------------
                                                                              5  North Carolina, Housing Finance
                                                                                 Agency, Single-Family Housing
                                                                                 Revenue, (Home Ownership Project)
                                                                                 Series 1998A-1, AMT, 5.350% 01/01/17    1.7%
                                                                            -------------------------------------------------
                                                                              6  Wake County, North Carolina, Hospital
                                                                                 Revenue, Series 1993, (MBIA Insured),
                                                                                 5.125% 10/01/26                         1.4%
                                                                            -------------------------------------------------
                                                                              7  University of North Carolina, Revenue
                                                                                 Refunding, Series 2002B, 5.000%
                                                                                 12/01/06                                1.4%
                                                                            -------------------------------------------------
                                                                              8  North Carolina State, GO, Series
                                                                                 1997A, 5.100% 03/01/06                  1.4%
                                                                            -------------------------------------------------
                                                                              9  North Carolina, Housing Financing
                                                                                 Agency, Series 1999A-5, AMT, 5.550%
                                                                                 01/01/19                                1.3%
                                                                            -------------------------------------------------
                                                                             10  Charlotte-Mecklenburg Hospital
                                                                                 Authority, Revenue, (Carolinas
                                                                                 Healthcare System Project) Series
                                                                                 1997A, 5.125% 01/15/22                  1.3%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS NORTH CAROLINA                                  LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                               9675                       10000                       10000
3/95                                                      10212                       10635                       11391
3/96                                                      10904                       11492                       11878
3/97                                                      11368                       12023                       12748
3/98                                                      12297                       13120                       13515
3/99                                                      12889                       13896                       13555
3/00                                                      12866                       13978                       14726
3/01                                                      13939                       15400                       15539
3/02                                                      14363                       15940                       16973
3/03                                                      15542                       17622                       17705
Mar. 31 2004                                              16168                       18609                       17933

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS NORTH CAROLINA                                  LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                              10000                       10000                       10000
3/95                                                      10555                       10635                       11391
3/96                                                      11271                       11492                       11878
3/97                                                      11750                       12023                       12748
3/98                                                      12710                       13120                       13515
3/99                                                      13322                       13896                       13555
3/00                                                      13298                       13978                       14726
3/01                                                      14407                       15400                       15539
3/02                                                      14845                       15940                       16973
3/03                                                      16064                       17622                       17705
Mar. 31 2004                                              16711                       18609                       17933


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              5.27%     4.92%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations North Carolina Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. They are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                INVESTOR A               INVESTOR B               INVESTOR C
                                             PRIMARY A      NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                               12/11/92            12/14/92                  6/7/93                  12/16/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             4.29%         4.03%        0.69%       3.25%       0.25%        3.25%       2.25%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                        5.33%         5.07%        3.90%       4.29%       3.98%        4.28%       4.28%
5 YEARS                                        4.89%         4.64%        3.95%       3.87%       3.87%        3.85%       3.85%
10 YEARS                                       5.50%         5.27%        4.92%       4.68%       4.68%        4.66%       4.66%
SINCE INCEPTION                                5.43%         5.20%        4.89%       4.37%       4.37%        4.61%       4.61%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations South Carolina Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 5.41%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality investment grade issues through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of South Carolina municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 5.41%, Nations South Carolina Intermediate Municipal Bond Fund (Investor A Shares) outperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 3.96% for the 12-month period ended March 31, 2004. The Fund outperformed as a result of a longer duration stance versus its peer group and from an overweighting in the hospital and industrial revenue sectors, which performed well throughout the year.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN SOUTH CAROLINA?

                           The state of South Carolina has earned the highest possible credit rating from Moody's Investors Services, Inc. (Aaa), Standard & Poor's Corporation
                           (AAA) and Fitch, Inc. (AAA). The South Carolina economy remains dominated by a large manufacturing sector, although strides in diversification have been made in the trade and service sectors. South Carolina has also improved diversification within the manufacturing sector (away from textiles) by adding automotive jobs. The state has lost jobs as a result of the recent recession. Recent statistics indicate a 1.1% decline in employment with the unemployment rate at 6.5%. Comparable figures for the country are 0.3% and 6.1%. The state has enjoyed strong population growth from

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           both retirees attracted to coastal areas and workers seeking jobs. Even as the state has experienced growth in employment and higher wages over the long run, the per capita personal income remains low at 82% of the national average or $25,395. The state's revenue collections have slowed as a result of the national recession and state job losses -- this has created financial pressures for the state. In response to revenue shortfalls for fiscal year 2003, the state expects to rely on a number of one-time revenue sources such as $250 million in federal relief aid and expenditure reductions. These remedies appear to have balanced the current fiscal year's budget, but future uncertainties exist and new actions may be required. The state still has funds in reserve to deal with budget uncertainties but the situation is still evolving. An additional positive is that state debt remains low due to constitutional restrictions on general obligation borrowing.

                           WHAT IS YOUR OUTLOOK FOR SOUTH CAROLINA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           South Carolina's main challenge is to continue job diversification away from the manufacturing sector. The state has successfully diversified away from textiles and into automobiles. However, manufacturing still dominates its economy. Other challenges include balancing the state budget without the use of non-recurring revenues (tobacco debt) and increasing reserve fund levels. We believe long-term challenges will be met if the state focuses on job diversification and continues its long history of sound financial management.

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 4.0%  Housing
 6.0%  Education
 6.9%  Transportation
 9.0%  Electric
 9.3%  Industrial development revenue/Pollution control revenue
 9.8%  Prerefunded
12.5%  Hospital
16.6%  General obligation
17.6%  Water
 8.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Illinois, Educational Facilities
                                                                                 Authority Revenue, Series 2003C,
                                                                                 (AMBAC Insured), 5.000% 09/01/18        3.7%
                                                                            -------------------------------------------------
                                                                              2  Columbia, South Carolina, Waterworks
                                                                                 and Sewer Systems Revenue Refunding,
                                                                                 Series 1993, 5.500% 02/01/09            3.2%
                                                                            -------------------------------------------------
                                                                              3  Charleston County, South Carolina,
                                                                                 Hospital Facilities Revenue, (Care
                                                                                 Alliance Health Services Project)
                                                                                 Series 1999A, (FSA Insured), 5.125%
                                                                                 08/15/15                                2.9%
                                                                            -------------------------------------------------
                                                                              4  South Carolina, Jobs Economic
                                                                                 Development Authority, Hospital
                                                                                 Facilities Revenue, (Palmetto Health
                                                                                 Alliance Project) Series 2000A,
                                                                                 Prerefunded 12/15/10 @ 102, 7.125%
                                                                                 12/15/15                                2.8%
                                                                            -------------------------------------------------
                                                                              5  South Carolina State, Capital
                                                                                 Improvement GO, Series 1996A, 3.500%
                                                                                 07/01/06                                2.6%
                                                                            -------------------------------------------------
                                                                              6  Charleston, South Carolina,
                                                                                 Waterworks and Sewer Capital
                                                                                 Improvement Revenue Refunding, Series
                                                                                 1998, 5.250% 01/01/08                   2.3%
                                                                            -------------------------------------------------
                                                                              7  Georgetown County, South Carolina,
                                                                                 PCR Refunding, (International Paper
                                                                                 Company Project) Series 1999A, 5.125%
                                                                                 02/01/12                                2.2%
                                                                            -------------------------------------------------
                                                                              8  South Carolina, Educational
                                                                                 Facilities for Non-Profit
                                                                                 Institutions, Revenue, (Furman
                                                                                 University Project) Series 1996A,
                                                                                 (MBIA Insured), 5.500% 10/01/26         2.2%
                                                                            -------------------------------------------------
                                                                              9  Piedmont Municipal Power Agency,
                                                                                 South Carolina, Electric Revenue
                                                                                 Refunding, Series 1996B, (MBIA
                                                                                 Insured), 5.250% 01/01/09               2.2%
                                                                            -------------------------------------------------
                                                                             10  Greenville County, South Carolina,
                                                                                 School District, Installment Purchase
                                                                                 Revenue Refunding, (Building Equity
                                                                                 Sooner Tomorrow Project), Series
                                                                                 2003, 5.250% 12/01/16                   2.0%
                                                                            -------------------------------------------------






                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SOUTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS SOUTH CAROLINA                                  LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                               9675                       10000                       10000
1995                                                      10217                       10635                       11391
                                                          10929                       11492                       11878
1997                                                      11422                       12023                       12748
                                                          12298                       13120                       13515
1999                                                      12914                       13896                       13555
                                                          12896                       13978                       14726
2001                                                      14002                       15400                       15539
                                                          14477                       15940                       16973
2003                                                      15460                       17622                       17705
Mar. 31 2004                                              16296                       18609                       17933

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS SOUTH CAROLINA                                  LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                              10000                       10000                       10000
1995                                                      10560                       10635                       11391
                                                          11296                       11492                       11878
1997                                                      11805                       12023                       12748
                                                          12711                       13120                       13515
1999                                                      13348                       13896                       13555
                                                          13329                       13978                       14726
2001                                                      14473                       15400                       15539
                                                          14963                       15940                       16973
2003                                                      15979                       17622                       17705
Mar. 31 2004                                              16844                       18609                       17933


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              5.35%     5.01%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations South Carolina Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. They are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                    INVESTOR A             INVESTOR B              INVESTOR C
                                                  PRIMARY A      NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                    1/6/92              5/5/92                 6/8/93                 6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                  5.57%        5.41%      1.98%      4.62%       1.62%       4.62%       3.62%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                             5.45%        5.19%      4.03%      4.40%       4.10%       4.43%       4.43%
5 YEARS                                             5.02%        4.76%      4.08%      3.99%       3.99%       3.99%       3.99%
10 YEARS                                            5.58%        5.35%      5.01%      4.76%       4.76%       4.75%       4.75%
SINCE INCEPTION                                     5.69%        5.50%      5.20%      4.49%       4.49%       4.83%       4.83%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Tennessee Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 3.93%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality issues which reduce credit and liquidity risk, and lower quality issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Tennessee municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 3.93%, Nations Tennessee Intermediate Municipal Bond Fund (Investor A Shares) closely tracked the performance of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 3.96% for the 12-month period ending March 31, 2004. The Fund benefited from its overweight in general obligation bonds and improving credit spreads on hospital revenue bonds. The Fund has been moving to a more defensive mode by adding higher premium cushion bonds (bonds containing some call protection) and shortening duration in anticipation of a moderate rise in interest rates.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN TENNESSEE?

                           The state of Tennessee is rated Aa2 by Moody's Investor Services with a negative outlook, AA by Standard & Poor's Corporation with a negative outlook, and AA by Fitch, Inc. The state has been struggling in recent years. The main culprit has been the skyrocketing costs of the state's TennCare healthcare program. At the same time, the national economic downturn and Tennessee's declining manufacturing base constrained growth of the state's main source of revenue, the sales tax. Efforts to raise additional revenue through the creation of a state income tax have been beaten back by emphatic opposition. To balance its budget, the state resorted to the extensive use of one-time, non-recurring revenue sources. Because this approach postpones rather than solves its budget problem, Tennessee's reliance on non-recurring monies is generally viewed as a weakness that permits the state to sustain programs and projects for which there is no on-going revenue support.

                           The state has taken steps that begin to address the situation. The sales tax rate has been increased from 6% to 7%. Although educational spending has increased, the state has cut payments to local governments and other areas. The Governor has also proposed changes to the TennCare program that seek to tighten eligibility, limit drug costs, and fight fraud. Studies indicate that much remains to be done, however. The state has also taken steps to increase its Rainy Day Fund to $178 million, an amount that remains far below the targeted level of $430 million.

                           WHAT IS YOUR OUTLOOK FOR TENNESSEE AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Financial stresses have eased somewhat as the economy has begun to turn and revenues have begun to exceed conservative projections. While reserves have been increased, they remain narrow, providing slim protection in the event the state must parry negative surprises. On the other hand, the state's debt burden remains very low. Local issuers, which are not as economically diverse as the state, are likely to continue to be under pressure, particularly with the loss of state aid payments. However, from a long-term perspective, we believe the state's economy -- despite drops in the manufacturing sector -- remains strong and well diversified.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 1.8%  Transportation
 2.6%  Industrial development revenue/Pollution control revenue
 4.0%  Electric
 4.9%  Prerefunded
 5.0%  Resource Recovery
 8.1%  Education
12.1%  Housing
16.5%  Hospital
38.4%  General obligation
 6.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Memphis, Tennessee, GO, Series 2000,
                                                                                 5.000% 04/01/17                         4.5%
                                                                            -------------------------------------------------
                                                                              2  Metropolitan Government, Nashville
                                                                                 and Davidson County, Tennessee,
                                                                                 Electric Revenue, Series 1998B,
                                                                                 5.500% 05/15/13                         3.9%
                                                                            -------------------------------------------------
                                                                              3  Tennessee, Housing Development
                                                                                 Agency, Revenue, (Home Ownership
                                                                                 Program) Series 1997-3A, AMT, 3.210%
                                                                                 01/01/08                                3.8%
                                                                            -------------------------------------------------
                                                                              4  Knox County, Tennessee, Health
                                                                                 Educational and Housing Facilities
                                                                                 Board, Hospital Facilities
                                                                                 Improvement Revenue Refunding,
                                                                                 (Baptist Health System of East
                                                                                 Tennessee, Inc. Project) Series 1996,
                                                                                 (CONNIE LEE Insured), 5.500% 04/15/11   3.7%
                                                                            -------------------------------------------------
                                                                              5  Tennessee State, GO, Series 1999B,
                                                                                 (FSA Insured), 5.250% 05/01/17          3.7%
                                                                            -------------------------------------------------
                                                                              6  Madison County, Tennessee, GO, Series
                                                                                 2002, 5.000% 04/01/13                   3.4%
                                                                            -------------------------------------------------
                                                                              7  Rutherford County, Tennessee, Public
                                                                                 Improvement GO, Series 1996, 6.000%
                                                                                 04/01/06                                3.0%
                                                                            -------------------------------------------------
                                                                              8  Chattanooga-Hamilton County,
                                                                                 Tennessee, Hospital Authority,
                                                                                 Revenue Refunding, (Erlanger Medical
                                                                                 Center Project) Series 1993, (FSA
                                                                                 Insured), 5.375% 10/01/04               2.9%
                                                                            -------------------------------------------------
                                                                              9  University of Texas, University
                                                                                 Revenue Refunding, Series 2002B,
                                                                                 5.250% 08/15/15                         2.9%
                                                                            -------------------------------------------------
                                                                             10  Anderson County, Tennessee, GO
                                                                                 Refunding, Series 2001, (FSA
                                                                                 Insured), 5.000% 04/01/13               2.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                    NATIONS TENNESSEE                                    LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                               9675                       10000                       10000
                                                           9633                        9723                       10010
1995                                                      10975                       11099                       11391
                                                          11384                       11583                       11878
1997                                                      12147                       12471                       12748
                                                          12779                       13247                       13515
1999                                                      12593                       13228                       13555
                                                          13592                       14428                       14726
2001                                                      14309                       15175                       15539
                                                          15451                       16746                       16973
2003                                                      16022                       17657                       17705
Mar. 31 2004                                              16203                       18609                       17933

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                    NATIONS TENNESSEE                                    LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                              10000                       10000                       10000
                                                           9957                        9723                       10010
1995                                                      11344                       11099                       11391
                                                          11766                       11583                       11878
1997                                                      12556                       12471                       12748
                                                          13208                       13247                       13515
1999                                                      13016                       13228                       13555
                                                          14049                       14428                       14726
2001                                                      14789                       15175                       15539
                                                          15970                       16746                       16973
2003                                                      16560                       17657                       17705
Mar. 31 2004                                              16748                       18609                       17933


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              5.29%     4.94%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Tennessee Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. They are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                               INVESTOR A               INVESTOR B                INVESTOR C
                                            PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                              4/13/93              4/2/93                   6/10/93                   11/3/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            4.19%         3.93%       0.54%       3.16%        0.16%        3.17%        2.17%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       5.43%         5.17%       4.01%       4.39%        4.08%        4.37%        4.37%
5 YEARS                                       4.98%         4.72%       4.04%       3.96%        3.96%        3.87%        3.87%
10 YEARS                                      5.52%         5.29%       4.94%       4.70%        4.70%         --            --
SINCE INCEPTION                               5.19%         5.01%       4.69%       4.41%        4.41%        5.16%        5.16%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 54

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Texas Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 4.83%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality investment grade issues through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues which add yield potential. By maintaining a well-diversified portfolio generally within the universe of Texas municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 4.83%, Nations Texas
                           Intermediate Municipal Bond Fund (Investor A Shares) outperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned a 3.96% for the 12-month period ended March 31, 2004. The Fund's outperformance can be attributed to a longer duration compared to its peer group coupled with an overweight in the industrial revenue and hospital sectors which performed well during the period.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN
                           TEXAS?

                           The state is rated Aa1 by Moody's Investors Services, AA by Standard & Poor's Corporation and AA+ by Fitch, Inc. The ratings reflect the state's conservative fiscal management, a substantial and diverse economy, a manageable debt burden, and long-term growth patterns. Revenue diversification efforts and a growing "business-friendly" environment continue to help the state improve narrow cash and reserve fund balances that are projected through 2005. The state closed a nearly $10 billion budget gap in fiscal year 2003, primarily by cutting back on education and other expenditures, using funds from Rainy-Day resources and

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           issuing a sizable short-term note. Prudent use of available funds, accurate revenue forecasts and moderate debt levels enabled the state to weather a difficult economic environment. The state still faces fiscal challenges related to rapid population growth, school finance reform and revenue distribution among local governments.

                           WHAT IS YOUR OUTLOOK FOR TEXAS AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Key challenges facing Texas will be implementing true structural reform for the budget and a viable solution for K-12 school financing. The Comptroller projects a cash balance deficit in the general fund of slightly more than $1.5 billion at the close of the fiscal year. Revenue estimates exceeded expectations by nearly five percent in the first quarter of 2004. The increase in revenue is primarily from an increase in natural gas tax receipts, spending cuts and improved investment returns. In the second quarter 2004, the legislature will embark on a special thirty-day session in an attempt to resolve education funding and distribution issues associated with the state budget. Later sessions will focus on infrastructure financing needs for a rapidly growing population.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 3.9%  Transportation
 4.2%  Special tax
 4.3%  Industrial development revenue/Pollution control revenue
 7.8%  Electric
 8.9%  Water
10.7%  Prerefunded
10.7%  Education
11.6%  Hospital
32.5%  General obligation
 5.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Round Rock, Texas, Independent School
                                                                                 District, GO, Series 2000, (PSF-GTD),
                                                                                 5.000% 08/01/18                         2.3%
                                                                            -------------------------------------------------
                                                                              2  North Central, Texas, Health
                                                                                 Facilities Development Corporation,
                                                                                 Health Facilities Revenue,
                                                                                 (Presbyterian Healthcare Residential
                                                                                 Project) Series 1996B, (MBIA
                                                                                 Insured), 5.500% 06/01/16               2.2%
                                                                            -------------------------------------------------
                                                                              3  University of Texas, Permanent
                                                                                 University Funds Revenue Refunding,
                                                                                 Series 2002A, 5.000% 07/01/07           2.1%
                                                                            -------------------------------------------------
                                                                              4  Houston, Texas, Water and Sewer
                                                                                 Systems Revenue Refunding, Junior
                                                                                 Lien, Series 1997A, (FGIC Insured),
                                                                                 5.375% 12/01/27                         2.1%
                                                                            -------------------------------------------------
                                                                              5  Texas State, Water Development GO,
                                                                                 Series 1997, 5.250% 08/01/28            2.0%
                                                                            -------------------------------------------------
                                                                              6  Travis County, Texas, Health
                                                                                 Facilities Development Corporation,
                                                                                 Revenue, (Ascension Health Credit
                                                                                 Project) Series 1999A, (MBIA
                                                                                 Insured), 5.750% 11/15/09               1.8%
                                                                            -------------------------------------------------
                                                                              7  Texas State, Public Finance
                                                                                 Authority, Revenue, Series 2003A,
                                                                                 (FSA Insured), 5.000% 12/15/08          1.7%
                                                                            -------------------------------------------------
                                                                              8  Texas A&M University, Permanent
                                                                                 University Funds Revenue Refunding,
                                                                                 Series 2003, 5.250% 07/01/14            1.7%
                                                                            -------------------------------------------------
                                                                              9  Harris County, Texas, Toll Road
                                                                                 Revenue Refunding, Senior Lien,
                                                                                 Series 1994, (FGIC Insured), 5.000%
                                                                                 08/15/16                                1.7%
                                                                            -------------------------------------------------
                                                                             10  Austin, Texas, Public Improvement GO,
                                                                                 Series 2001, 5.000% 09/01/13            1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                         LEHMAN BROTHERS QUALITY
                                               NATIONS TEXAS INTERMEDIATE    LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                  MUNICIPAL BOND FUND         MUNICIPAL BOND INDEX                INDEX
                                               --------------------------    ----------------------      -----------------------
Mar. 31 1994                                              9675                        10000                       10000
1995                                                     10201                        10635                       11391
                                                         10878                        11492                       11878
1997                                                     11331                        12023                       12748
                                                         12223                        13120                       13515
1999                                                     12806                        13896                       13555
                                                         12798                        13978                       14726
2001                                                     13889                        15400                       15539
                                                         14319                        15940                       16973
2003                                                     15400                        17622                       17705
Mar. 31 2004                                             16144                        18609                       17933

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                                                         LEHMAN BROTHERS QUALITY
                                               NATIONS TEXAS INTERMEDIATE    LEHMAN BROTHERS 7-YEAR      INTERMEDIATE MUNICIPAL
                                                  MUNICIPAL BOND FUND         MUNICIPAL BOND INDEX                INDEX
                                               --------------------------    ----------------------      -----------------------
Mar. 31 1994                                             10000                        10000                       10000
1995                                                     10544                        10635                       11391
                                                         11243                        11492                       11878
1997                                                     11712                        12023                       12748
                                                         12634                        13120                       13515
1999                                                     13236                        13896                       13555
                                                         13228                        13978                       14726
2001                                                     14355                        15400                       15539
                                                         14800                        15940                       16973
2003                                                     15918                        17622                       17705
Mar. 31 2004                                             16687                        18609                       17933


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              5.25%     4.91%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Texas Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. They are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                    INVESTOR A             INVESTOR B              INVESTOR C
                                                  PRIMARY A      NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                    1/12/93             2/4/93                6/22/93                 11/3/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                  5.09%        4.83%      1.45%      4.05%       1.05%       4.17%       3.17%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                             5.44%        5.14%      3.98%      4.39%       4.09%       4.37%       4.37%
5 YEARS                                             5.02%        4.74%      4.06%      3.99%       3.99%       3.95%       3.95%
10 YEARS                                            5.50%        5.25%      4.91%      4.67%       4.67%         --           --
SINCE INCEPTION                                     5.34%        4.96%      4.65%      4.30%       4.30%       5.09%       5.09%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Municipal Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Virginia Intermediate Municipal Bond Fund Investor A Shares provided shareholders with a total return of 4.21%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund balances its investments between high quality investment grade issues through which it seeks to reduce credit and liquidity risk, and lower quality investment grade issues which add yield potential. By maintaining a well-diversified portfolio, generally within the universe of Virginia municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 4.21%, Nations Virginia Intermediate Municipal Bond Fund (Investor A Shares) outperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 3.96% for the 12-month period ended March 31, 2004. The Fund's outperformance resulted from a neutral duration stance relative to its peer group and an overweighting in hospital and industrial development revenue/pollution control revenue (IDR/PCR) bonds which performed well during the period.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN VIRGINIA?

                           The Commonwealth of Virginia is currently rated Aaa/Negative and on Watchlist for possible downgrade by Moody's Investors Services, AAA/Stable by Standard & Poor's Corporation and AAA by Fitch Ratings.

                           The Commonwealth's broad economy is diversified. The largest sectors in the state's economy are services at 40.2% of total non-farm jobs, government at 18.3%, trade, transportation, and utilities at 18.2% and manufacturing at 8.7%. Although Virginia continues to feel the effects of the recent downturn in the nation's

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY* continued


                           economy, the anticipated budget shortfalls appear to be narrowing. Analysts project a deficit of $1.2 billion for fiscal years 2005 and 2006, down from an estimated $1.9 billion deficit for the fiscal year 2003 and 2004. As of March 31, 2004, Virginia lawmakers had not passed a budget for 2005. Current budget proposals include both bond proposals and hikes in sales, cigarette and other taxes to increase revenue by $1 billion over the next two years. However, the budget is far from being passed at this point. Virginia leaders are increasingly concerned that not passing a budget soon will put pressure on Virginia's AAA rating.

                           WHAT IS YOUR OUTLOOK FOR VIRGINIA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Challenges for the Commonwealth will be to bridge the gap in the 2005-2006 biennium budget, to establish and maintain adequate future reserves, and to continue meeting infrastructure needs that promote the state's long-term economic health. We think the Commonwealth will be able to weather the short-term stress with prudent fiscal management. Given Virginia's continued economic growth, we believe Virginia's creditworthiness will be maintained over the longer term.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 2.8%  Industrial development revenue/Pollution control revenue
 3.5%  Housing
 6.7%  Hospital
 8.2%  Prerefunded
 8.4%  Transportation
 8.8%  Education
11.4%  Water
12.2%  Resource recovery
31.3%  General obligation
 6.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Fairfax County, Virginia, Economic
                                                                                 Development Authority, Resource
                                                                                 Recovery, Revenue Refunding, Series
                                                                                 1998A, AMT, (AMBAC Insured), 5.950%
                                                                                 02/01/07                                3.6%
                                                                            -------------------------------------------------
                                                                              2  Virginia State GO, Series 2002,
                                                                                 4.000% 06/01/09                         3.1%
                                                                            -------------------------------------------------
                                                                              3  Chesapeake, Virginia, GO Refunding,
                                                                                 Series 1993, 5.125% 12/01/05            1.9%
                                                                            -------------------------------------------------
                                                                              4  Virginia State, Public School
                                                                                 Authority, Special Obligation
                                                                                 Chesapeake School Financing Revenue,
                                                                                 Series 1995, (State Aid Withholding),
                                                                                 Prerefunded 06/01/05 @ 102, 5.600%
                                                                                 06/01/12                                1.8%
                                                                            -------------------------------------------------
                                                                              5  Suffolk, Virginia, Redevelopment and
                                                                                 Housing Authority, Multi-Family
                                                                                 Housing Revenue Refunding, (Windsor
                                                                                 Ltd. Partnership Project) Series
                                                                                 2001, (FNMA Insured), Mandatory Put
                                                                                 07/01/11 @ 100, 4.850% 07/01/31         1.8%
                                                                            -------------------------------------------------
                                                                              6  Norfolk, Virginia, Capital
                                                                                 Improvement GO Refunding, Series
                                                                                 2002B, 5.250% 07/01/11                  1.6%
                                                                            -------------------------------------------------
                                                                              7  Fairfax County, Virginia, GO, Series
                                                                                 2002A, (State Aid Withholding),
                                                                                 5.000% 06/01/10                         1.6%
                                                                            -------------------------------------------------
                                                                              8  Virginia, Southeastern Public Service
                                                                                 Authority, Revenue Refunding, Series
                                                                                 1993A, (MBIA Insured), 5.100%
                                                                                 07/01/08                                1.6%
                                                                            -------------------------------------------------
                                                                              9  Virginia, College Building Authority,
                                                                                 Virginia Educational Facilities
                                                                                 Revenue, (University Richmond
                                                                                 Project) Series 2002A, Mandatory Put
                                                                                 03/01/09 @ 100, 5.000% 03/01/32         1.6%
                                                                            -------------------------------------------------
                                                                             10  Washington State, Motor Vehicle Fuel
                                                                                 Tax, GO, Series 1997F, 5.375%
                                                                                 07/01/22                                1.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                    NATIONS VIRGINIA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                               9675                       10000                       10000
1995                                                      10138                       10635                       11391
1996                                                      10847                       11492                       11878
1997                                                      11250                       12023                       12748
1998                                                      12139                       13120                       13515
1999                                                      12746                       13896                       13555
2000                                                      12754                       13978                       14726
2001                                                      13857                       15400                       15539
2002                                                      14298                       15940                       16973
2003                                                      15420                       17622                       17705
Mar. 31 2004                                              16069                       18609                       17933

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                    NATIONS VIRGINIA                                     LEHMAN BROTHERS QUALITY
                                                 INTERMEDIATE MUNICIPAL      LEHMAN BROTHERS 7-YEAR       INTERMEDIATE MUNCIPAL
                                                        BOND FUND             MUNICIPAL BOND INDEX                INDEX
                                                 ----------------------      ----------------------      -----------------------
Mar. 31 1994                                              10000                       10000                       10000
1995                                                      10479                       10635                       11391
1996                                                      11211                       11492                       11878
1997                                                      11627                       12023                       12748
1998                                                      12547                       13120                       13515
1999                                                      13175                       13896                       13555
2000                                                      13182                       13978                       14726
2001                                                      14323                       15400                       15539
2002                                                      14778                       15940                       16973
2003                                                      15938                       17622                       17705
Mar. 31 2004                                              16609                       18609                       17933


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              5.21%     4.87%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Virginia Intermediate Municipal Bond Fund over the last 10 years. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index of investment grade bonds with maturities of 7 to 8 years. The Lehman Brothers Quality Intermediate Municipal Index is an unmanaged index of tax free bonds with a minimum quality rating of A3 from Moody's Investors Service, Inc. and have a maturity range between 2 and 11 years. They are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                               INVESTOR A               INVESTOR B                INVESTOR C
                                            PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                              9/20/89              12/5/89                  6/7/93                    6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            4.47%         4.21%       0.78%       3.52%        0.52%        3.43%        2.43%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       5.35%         5.09%       3.93%       4.33%        4.03%        4.30%        4.30%
5 YEARS                                       5.02%         4.76%       4.07%       4.01%        4.01%        3.97%        3.97%
10 YEARS                                      5.45%         5.21%       4.87%       4.63%        4.63%        4.61%        4.61%
SINCE INCEPTION                               5.91%         5.71%       5.46%       4.34%        4.34%        4.64%        4.64%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 99.2%
            ALABAMA -- 2.6%
 $ 1,000    Alabama State, Public School and College
              Authority, Revenue, Series 1996, (MBIA
              Insured),
              5.250% 11/01/05...........................  Aaa       AAA    $    1,063
   2,000    Alabama, 21st Century Authority Settlement
              Revenue,
              5.250% 12/01/07...........................  A1        A-          2,146
   2,000    Birmingham, Alabama, GO, Series 2002B,
              (AMBAC Insured),
              5.000% 12/01/04...........................  Aaa       AAA         2,052
   2,000    Butler, Alabama, Industrial Development
              Board, PCR Refunding,
              (James River Project) Series 1993,
              5.500% 12/01/05...........................  Ba2       BB          2,011
   2,000    Chatom, Alabama, Industrial Development
              Board PCR, Refunding,
              1.050% 12/01/24...........................  A1        A           2,000
   2,100    Hoover, Alabama, GO, Series 2003, (MBIA
              Insured),
              5.000% 03/01/08...........................  Aaa       AAA         2,321
   1,050    Huntsville, Alabama, Electric System
              Revenue, Series 2002, (FSA Insured),
              3.000% 12/01/04...........................  Aaa       AAA         1,063
   1,000    Huntsville, Alabama, GO Refunding, Series
              2002F,
              4.000% 08/01/05...........................  Aa2       AA          1,037
   8,870    Huntsville, Alabama, GO, Series 1995A,
              5.100% 02/01/08...........................  Aa2       AA          9,224
   5,000    Jefferson County, Alabama, Sewer Revenue,
              Series 2003C-4,
              0.950% 02/01/42...........................  Aaa       AAA         5,000
   3,085    Montgomery, Alabama, Downtown Redevelopment
              Authority Lease
              Revenue Refunding, (State of Alabama
              Project) Series 2002,
              5.000% 10/01/07...........................  Aaa       AAA         3,403

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            ALABAMA -- (CONTINUED)
 $ 1,140    Montgomery, Alabama, Water Works and Sewer
              Board, Water and Sewer System Revenue
              Refunding, Series 2002A, (AMBAC Insured),
              5.000% 09/01/04...........................  Aaa       AAA    $    1,159
                                                                           ----------
                                                                               32,479
                                                                           ----------
            ALASKA -- 2.7%
   1,395    Alaska, Municipal Board Bank Authority,
              Revenue, AMT, Series 2003A, (MBIA
              Insured),
              3.500% 12/01/04...........................  Aaa       AAA         1,417
     845    Alaska, Municipal Board Bank Authority,
              Revenue, AMT, Series
              2003A, (MBIA Insured),
              3.500% 12/01/05...........................  Aaa       AAA           876
   2,500    Alaska, Student Loan Corporation, Student
              Loan Revenue, Series 1999A, AMT, (AMBAC
              Insured),
              4.900% 07/01/08...........................  Aaa       AAA         2,720
   4,600    Anchorage, Alaska, Electric Utility Revenue
              Refunding, Senior Lien, Series 1999, (MBIA
              Insured),
              5.000% 06/01/06...........................  Aaa       AAA         4,937
   1,450    Anchorage, Alaska, GO, Series 2002A, (MBIA
              Insured),
              4.000% 06/01/04...........................  Aaa       AAA         1,457
   4,890    Anchorage, Alaska, GO, Series 2002A, (MBIA
              Insured),
              4.000% 06/01/06...........................  Aaa       AAA         5,150
   1,000    North Slope Borough, Alaska, Capital
              Appreciation GO, Series 1995A, (MBIA
              Insured),
              1.759%& 06/30/06..........................  Aaa       AAA           961
  10,700    North Slope Borough, Alaska, GO, Series
              1996, (MBIA Insured),
              2.199%& 06/30/07..........................  Aaa       AAA         9,966

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            ALASKA -- (CONTINUED)
 $ 1,500    North Slope Borough, Alaska, GO, Series
              2000B, (MBIA Insured),
              1.789%& 06/30/06..........................  Aaa       AAA    $    1,441
   1,500    North Slope Borough, Alaska, GO, Series
              2001A, (MBIA Insured),
              2.229%& 06/30/07..........................  Aaa       AAA         1,396
   4,000    Valdez, Alaska, Marine Terminal Refunding
              Revenue, Series 1994B,
              1.250% 06/01/04...........................  NR        NR          4,001
                                                                           ----------
                                                                               34,322
                                                                           ----------
            ARIZONA -- 2.4%
   6,250    Arizona State, Transportation Board Excise
              Tax Revenue, (Maricopa County Regional
              Area Road Fund Project) Series 2002,
              5.000% 12/15/05...........................  Aa2       AA          6,646
   1,370    Arizona State, Transportation Board Highway
              Revenue Refunding,
              Series 1993A,
              5.000% 07/01/09...........................  Aa2       AA          1,540
   2,100    Arizona State, Transportation Board Highway
              Revenue, Series 2003A,
              6.000% 07/01/05...........................  Aa1       AAA         2,227
   2,400    Arizona, Electric Systems Revenue Refunding,
              (Salt River Project)
              Series 2002D,
              5.000% 01/01/08...........................  Aa2       AA          2,646
   2,010    Maricopa County, Arizona, Unified High
              School District Number 210 Phoenix, GO,
              Unrefunded Balance, Series 2009,
              5.000% 07/01/09...........................  Aa3       AA          2,180
   2,035    Maricopa County, Arizona, Unified School
              District Number 48, GO Refunding, Series
              1991B,
              6.300% 07/01/04...........................  Aa2       AA          2,062

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            ARIZONA -- (CONTINUED)
 $ 5,480    Northern Arizona University, Revenue
              Refunding, Series 2002, (FGIC Insured),
              4.000% 06/01/04...........................  Aaa       AAA    $    5,507
   5,225    Phoenix, Arizona, GO Refunding, Series
              1993A,
              5.300% 07/01/06...........................  Aa1       AA+         5,665
     700    University Medical Center, Arizona,
              Corporation Hospital Revenue, Revenue
              Refunding, (GO of University Insured),
              5.000% 07/01/06...........................  A3        BBB+          748
     300    University Medical Center, Arizona,
              Corporation Hospital Revenue, Revenue
              Refunding, (GO of University Insured),
              5.000% 07/01/07...........................  A3        BBB+          326
                                                                           ----------
                                                                               29,547
                                                                           ----------
            ARKANSAS -- 1.3%
   2,500    Arkansas State, Development Finance
              Authority, Facilities Revenue, (Waste
              Management Inc. Project) Series 2001, AMT,
              Mandatory Put
              08/01/04 @ 100,
              3.000% 08/01/21...........................  Baa2      BBB         2,508
   2,100    Arkansas State, GO, Series 2001A
              4.500% 08/01/06...........................  Aa2       AA          2,247
   8,550    Arkansas State, GO, Series 2001A,
              4.000% 08/01/05...........................  Aa2       AA          8,877
   3,000    Pope County, Arkansas, Revenue Refunding,
              (Entergy Arkansas Incorporated Project)
              Series 2001, AMT, Mandatory Put 09/01/05 @
              100,
              5.050% 09/01/28...........................  Baa3      BBB-        3,089
                                                                           ----------
                                                                               16,721
                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            CALIFORNIA -- 0.1%
 $ 1,150    California State, Department of Water
              Resources Power Supply Revenue, Series
              2002A,
              5.500% 05/01/05...........................  A3        BBB+   $    1,199
                                                                           ----------
            COLORADO -- 2.5%
   5,000    Colorado, Platte River Power Authority,
              Power Revenue, Series 2003FF,
              5.000% 06/01/06...........................  Aa3       AA-         5,366
  14,895    Colorado, Public Highway Authority, Highway
              Revenue, Series 1997B, (MBIA Insured),
              2.257%& 09/01/07..........................  Aaa       AAA        13,796
   2,370    Colorado, Regional Transportation District,
              Sales Tax Revenue Refunding, Series 2003A,
              (FSA Insured),
              5.000% 11/01/07...........................  Aaa       AAA         2,623
   2,275    Denver City and County, Colorado, Airport
              Revenue Refunding, Series 2001D, AMT, (FSA
              Insured),
              5.000% 11/15/05...........................  Aaa       AAA         2,403
   1,605    Denver City and County, Colorado, Art
              Museum, GO, Series 2002
              4.500% 08/01/04...........................  Aa1       AA+         1,623
   1,000    Denver City and County, Colorado, Board
              Water Commission Refunding Revenue, Series
              2001B,
              5.000% 09/01/06...........................  Aa1       AA+         1,082
   1,000    Denver, Colorado, City and County Special
              Facilities Airport Revenue, (Rental Car
              Project), Series 1999A, (MBIA Insured),
              5.500% 01/01/08...........................  Aaa       AAA         1,101

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            COLORADO -- (CONTINUED)
 $ 2,695    Thornton, Colorado, GO Refunding, Series
              2002, (FSA Insured)
              4.000% 12/01/04...........................  Aaa       AAA    $    2,747
                                                                           ----------
                                                                               30,741
                                                                           ----------
            CONNECTICUT -- 1.4%
   2,525    Connecticut State, GO, Series 1999A,
              5.000% 06/15/05...........................  Aa3       AA          2,643
  10,000    Connecticut State, Special Tax Obligation
              Revenue Refunding, (Transportation
              Infrastructure Project), Series 2003A,
              4.000% 09/01/05...........................  Aaa       AAA        10,397
   2,000    Connecticut State, Special Tax Obligation,
              Revenue Refunding, (Transportation
              Infrastructure Project) Series 1993A,
              5.375% 09/01/08...........................  A1        AA-         2,263
   2,025    Connecticut State, Special Tax Obligation,
              Revenue Refunding, (Transportation
              Infrastructure Project) Series 2001B,
              5.000% 10/01/04...........................  A1        AA-         2,065
                                                                           ----------
                                                                               17,368
                                                                           ----------
            DELAWARE -- 0.1%
   1,000    Delaware, Transportation Authority,
              Transportation System Revenue, Series
              1998, (MBIA Insured),
              4.500% 07/01/09...........................  Aaa       AAA         1,093
                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            DISTRICT OF COLUMBIA -- 1.1%
 $ 3,000    District of Columbia, Revenue, (Field School
              Project) Series 2001A, (First Union
              National Bank LOC),
              1.010%&& 07/01/31.........................  A1        A+     $    3,000
   6,500    District of Columbia, Revenue, Series 2002B,
              (MBIA Insured),
              0.930%&& 08/01/37.........................  Aaa       AAA         6,500
   4,000    Metropolitan, Washington, District of
              Columbia, Airports Authority, Virginia
              General Airport Revenue, Series 1997B,
              (FGIC Insured), AMT,
              6.000% 10/01/06...........................  Aaa       AAA         4,402
                                                                           ----------
                                                                               13,902
                                                                           ----------
            FLORIDA -- 6.8%
   4,000    Broward County, Florida, Airport System
              Revenue Refunding, Series 2003K, (FGIC
              Insured),
              5.000% 10/01/07...........................  Aaa       AAA         4,411
   1,450    Broward County, Florida, Solid Waste System
              Revenue Refunding,
              Series 2003B,
              4.000% 07/01/06...........................  A1        A+          1,531
   1,700    Escambia County, Florida, Health Facilities
              Authority, Revenue, (Ascension Health
              Credit Project) Series 2003A,
              5.000% 11/15/07...........................  Aa2       AA          1,864
   2,195    Florida State, Board of Education, GO,
              Series 2003D,
              5.000% 06/01/07...........................  Aa2       AA+         2,409
   2,000    Florida State, Board of Education, GO,
              Series 2003I,
              5.000% 06/01/08...........................  Aa2       AA+         2,223
   5,000    Gainesville, Florida, Utilities System
              Revenue, Series 2003C,
              5.000% 10/01/08...........................  Aa2       AA          5,585

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 1,240    Greater Orlando Aviation Authority, Orlando,
              Florida, Airport Facilities Revenue
              Refunding, Series 2002C, (MBIA Insured),
              5.250% 10/01/07...........................  Aaa       AAA    $    1,378
  12,140    Hillsborough County, Florida, Aviation
              Authority, Revenue Refunding, (Tampa
              International Airport Project) AMT, Series
              2003A,
              (MBIA Insured),
              5.000% 10/01/08...........................  Aaa       AAA        13,365
   1,795    Hillsborough County, Florida, Aviation
              Authority, Revenue Refunding, (Tampa
              International Airport Project) AMT, Series
              2003D,
              (MBIA Insured),
              4.000% 10/01/05...........................  Aaa       AAA         1,863
   1,870    Hillsborough County, Florida, Aviation
              Authority, Revenue Refunding, (Tampa
              International Airport Project) AMT, Series
              2003D,
              (MBIA Insured),
              5.000% 10/01/06...........................  Aaa       AAA         2,016
   7,000    Hillsborough County, Florida, Industrial
              Development Authority, PCR Refunding,
              (Tampa Electric Company Project) Series
              1993,
              Mandatory Put 08/01/07 @ 100,
              4.250% 11/01/20...........................  Baa3      BBB-        7,170
   2,000    Jacksonville, Florida, Sales Tax Revenue,
              (River City Renaissance Project) Series
              1995, (FGIC Insured), Prerefunded 10/01/05
              @ 101,
              5.375% 10/01/18...........................  Aaa       AAA         2,142

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 5,000    Jea, Florida, St. Johns River Power Park
              Systems Revenue Refunding, Series 2002,
              5.000% 10/01/06...........................  Aa2       AA     $    5,418
   5,000    Jea, Florida, St. Johns River Power Park
              Systems Revenue Refunding, Series 2003-18,
              5.000% 10/01/05...........................  Aa2       AA          5,281
   3,775    Jea, Florida, Water and Sewer Revenue,
              Series 2002B, (FSA Insured),
              5.250% 10/01/07...........................  Aaa       AAA         4,208
   1,380    Kissimmee, Florida, Utilities Authority
              Electric System Revenue Refunding, Series
              2001, (AMBAC Insured),
              5.000% 10/01/06...........................  Aaa       AAA         1,497
   7,305    Miami-Dade County, Florida, Aviation Revenue
              Refunding, Series 1998A, AMT,
              5.250% 10/01/07...........................  Aaa       AAA         8,041
   1,300    Miami-Dade County, Florida, Aviation
              Revenue, (Miami International Airport
              Project) Series 2002, (FGIC Insured),
              5.000% 10/01/06...........................  Aaa       AAA         1,402
   2,870    Miami-Dade County, Florida, Aviation
              Revenue, Series 2000-SG141, (FGIC Insured,
              Societe Generale SPA),
              1.070%&& 10/01/29.........................  Aaa       AAA         2,870
   4,250    Pinellas County, Florida, Capital
              Improvement Revenue, Series 2000,
              4.500% 01/01/06...........................  Aa3       AA-         4,477
   3,000    Tampa, Florida, Utility Tax and Special
              Revenue Refunding, Series 2001, (AMBAC
              Insured),
              6.000% 10/01/05...........................  Aaa       AAA         3,213

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 1,985    Tampa, Florida, Water and Sewer Revenue
              Refunding, Series 2003A,
              4.000% 10/01/07...........................  Aa2       AA     $    2,126
                                                                           ----------
                                                                               84,490
                                                                           ----------
            GEORGIA -- 8.3%
   4,950    Atlanta, Georgia, Airport Facilities
              Revenue, Capital Appreciation,
              Series 1991, (AMBAC-TCRS Insured),
              2.772%& 01/01/10..........................  Aaa       AAA         3,764
  10,000    Burke County, Georgia, Development
              Authority, PCR, (Oglethorpe Power
              Corporation) Series 1993A, (FGIC Insured,
              Bayerische Landesbank SBA),
              1.010%&& 01/01/16.........................  Aaa       AAA        10,000
   6,555    Burke County, Georgia, Development
              Authority, PCR, (Georgia Power Company
              Vogtle Power Plant Project) Series 2000,
              1.050%&& 10/01/32.........................  NR        NR          6,555
   4,100    Burke County, Georgia, Development
              Authority, PCR, (Oglethorpe Power
              Corporation), Series 1999A,
              1.100% 01/01/20...........................  Aaa       AAA         4,100
   4,000    Burke County, Georgia, Development
              Authority, PCR, (Vogtle Project) Series
              1995,
              1.000% 10/01/32...........................  A2        A           4,000
   5,200    Burke County, Georgia, Development
              Authority, PCR, Series 1994,
              1.030% 10/01/32...........................  NR        NR          5,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $ 3,360    Clayton County, Georgia Housing Authority,
              Multi-Family Housing Revenue Refunding,
              (Tara Court II Apartments Project) Series
              2001,
              (FNMA Liquidity Facility), Mandatory Put
              12/01/11 @ 100,
              4.350% 12/01/31...........................  Aaa       AAA    $    3,575
   1,200    Coweta County, Georgia, School District
              Sales Tax, GO, Series 2002, (State Aid
              Withholding),
              4.000% 08/01/07...........................  Aa2       AA          1,282
   2,000    Coweta County, Georgia, School District, GO,
              Series 2002, (State Aid Withholding),
              5.000% 08/01/07...........................  Aa2       AA          2,202
   2,000    Dalton, Georgia, Building Authority,
              Revenue, Series 2001,
              5.000% 07/01/05...........................  Aa3       A+          2,095
   2,300    DeKalb County, Georgia, Development
              Authority, Industrial Development Revenue,
              (Rock-Tenn Converting Company Project)
              Series 1995, (SunTrust Bank, Atlanta LOC),
              1.110%&& 04/01/10.........................  Aa2       AA          2,300
   6,185    DeKalb County, Georgia, Special Recreation
              Tax District, GO, Series 2001,
              5.000% 12/01/06...........................  Aaa       AA+         6,746
   2,600    Fayette County, Georgia, School District,
              GO, Series 2001, (State Aid Withholding),
              5.250% 03/01/09...........................  Aa3       AA          2,935
   6,500    Forsyth County, Georgia, Development
              Authority, Revenue, (Pinecrest Academy
              Inc. Project) Series 2000, (SunTrust Bank
              LOC),
              1.020%&& 09/01/25.........................  Aa3       AA-         6,500

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $   950    Gainesville and Hall County, Georgia,
              Hospital Authority, Revenue Refunding,
              (Northeast Georgia Health System, Inc.
              Project),
              4.000% 05/15/07...........................  A3        A-     $      991
   6,230    Georgia State, GO, Series 1998D,
              5.250% 10/01/04...........................  Aaa       AAA         6,361
   5,750    Georgia State, GO, Series 2002,
              3.000% 11/01/04...........................  Aaa       AAA         5,816
   2,500    Georgia, George L. Smith II World Congress
              Center Authority, Revenue Refunding,
              (Domed Stadium Project) Series 2000, AMT,
              (MBIA Insured),
              6.000% 07/01/05...........................  Aaa       AAA         2,644
   2,855    Georgia, Private Colleges and Universities
              Authority, Revenue, (Emory University
              Project) Series 2002A,
              5.000% 09/01/06...........................  Aa2       AA          3,089
   2,200    Gwinnett County, Georgia, Development
              Authority, IDR, (Maltese Signs Inc.
              Project) Series 2000, AMT, (SunTrust Banks
              Inc. LOC),
              1.160%&& 02/01/15.........................  Aa3       AA-         2,200
   3,000    Houston County, Georgia, School District,
              GO, Series 2002, (State Aid Withholding),
              4.000% 09/01/06...........................  Aa2       AA          3,175
   3,750    Monroe County, Georgia, Development
              Authority, PCR, (Georgia Power Company
              Plant Scherer Project) Series 2001, (AMBAC
              Insured), Mandatory Put 12/01/08 @ 100,
              4.200% 01/01/12...........................  Aaa       AAA         4,041

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $ 7,000    Richmond County, Georgia, Development
              Authority, IDR Refunding, (Archer Daniels
              Midland Project) Series 1993,
              5.300% 05/01/05...........................  A1        A+     $    7,310
   6,000    Richmond County, Georgia, GO, Board of
              Education, Series 2002, (State Aid
              Withholding),
              5.000% 11/01/05...........................  Aa2       AA          6,352
                                                                           ----------
                                                                              103,233
                                                                           ----------
            HAWAII -- 0.7%
   5,750    Hawaii State, GO Refunding, Series 1993CI,
              4.700% 11/01/07...........................  Aa3       AA-         6,293
   2,500    Hawaii State, GO Refunding, Series 2002CY,
              (FSA Insured),
              5.250% 02/01/07...........................  Aaa       AAA         2,735
                                                                           ----------
                                                                                9,028
                                                                           ----------
            IDAHO -- 0.8%
  10,500    Idaho, Housing and Finance Association,
              (Single Family Mortgage Project) Series
              2002B-I, (Bayerische Landesbank
              Girozentrale Liquidity Facility),
              1.080%&& 07/01/33.........................  NR        NR         10,501
                                                                           ----------
            ILLINOIS -- 6.8%
   1,260    Broadview, Illinois, Tax Increment Revenue,
              Series 1999,
              4.750% 07/01/05...........................  NR        NR          1,291
   5,000    Chicago, Illinois, (Capital Appreciation-
              Central Loop Project)
              Refunding GO, Series 2003A, (XLCA
              Insured),
              2.744%& 12/01/08..........................  Aaa       AAA         4,403
   2,000    Chicago, Illinois, Metropolitan Water
              Reclamation District, Greater Chicago
              Capital Improvement Bonds, Series 2002D,
              5.000% 12/01/07...........................  Aaa       AA+         2,215

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 2,000    Chicago, Illinois, Public Building
              Commission Building Revenue, Series 1999A,
              (FGIC Insured),
              5.500% 02/01/06...........................  Aaa       AAA    $    2,144
   2,050    Chicago, Illinois, Single Family Mortgage
              Revenue, Series 2001, AMT, (FNMA/GNMA
              FHLMC COLL, Merrill Lynch Capital Services
              SBA),
              1.120%&& 04/01/07.........................  Aaa       AAA         2,050
   4,545    Cook County, Illinois, GO Refunding, Series
              2003B, (MBIA Insured),
              5.000% 11/15/07...........................  Aaa       AAA         5,030
     515    Cook County, Illinois, GO Refunding, Series
              1993B, (MBIA Insured),
              5.300% 11/15/07...........................  Aaa       AAA           528
   1,885    Cook County, Illinois, High School District
              No 209 Proviso Township, GO, Series 2004,
              (FSA Insured),
              3.100%& 12/01/09..........................  Aaa       AAA         1,713
   5,580    Cook County, Illinois, Township High School
              District Number 211 Palatine and
              Schaumburg, GO, Series 2001,
              5.000% 12/01/05...........................  Aa2       AA          5,921
   1,400    Evanston, Illinois, GO Refunding, Series
              2002C,
              5.000% 01/01/06...........................  Aaa       AAA         1,485
   5,205    Illinois State, GO Refunding, Series 2001,
              (FSA Insured),
              5.250% 10/01/06...........................  Aaa       AAA         5,671
   1,500    Illinois State, GO, Series 2001,
              5.000% 04/01/05...........................  Aa3       AA          1,558
   4,500    Illinois State, GO, Series 2001,
              5.000% 11/01/05...........................  Aa3       AA          4,762
   5,180    Illinois State, GO, Series 2001,
              5.000% 05/01/07...........................  Aa3       AA          5,659

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 3,000    Illinois State, GO, Series 2001, (FGIC
              Insured),
              4.000% 11/01/04...........................  Aaa       AAA    $    3,051
   5,000    Illinois, Development Finance Authority,
              PCR, Revenue Refunding, (Commonwealth
              Edison Company), Series 1996, (AMBAC
              Insured),
              4.400% 12/01/06...........................  Aaa       AAA         5,355
   4,600    Illinois, Development Finance Authority,
              Revenue Refunding, (Olin Corporation
              Project) Series 2002A,
              4.500% 06/01/04...........................  Baa3      BBB-        4,603
   7,055    Illinois, Educational Facilities Authority,
              Revenue, (National Louis University)
              Series 1999A, (American National B&T LOC),
              1.050%&& 06/01/29.........................  A1        A+          7,055
   2,500    Illinois, Educational Facilities Authority,
              Revenue, (University of Chicago Project)
              Series 1998B, Mandatory Put 07/01/04 @
              100,
              4.400% 07/01/25...........................  Aa1       AA          2,521
   3,115    Illinois, Regional Transportation Authority,
              Revenue Refunding, Series 2003C, (FGIC
              Insured, GO of Authority),
              4.000% 07/01/06...........................  Aaa       AAA         3,285
   3,865    Lake County, Illinois, Community
              Conservative School District Number 096
              Kildeer, GO Refunding, Series 2003,
              4.000% 01/01/07...........................  Aa2       AA          4,089
   1,000    Northern Illinois University Revenue,
              Auxiliary Facilities System, Series 1992,
              (FGIC Insured),
              1.840%& 10/01/06..........................  Aaa       AAA           955

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 1,000    Schaumburg, Illinois, GO, Series 2002A
              5.000% 01/01/07...........................  Aa1       AA+    $    1,085
   5,000    University of Illinois, Certificates of
              Partnerships, (University of Illinois-
              Integrate Project), (AMBAC Insured),
              5.250% 10/01/06...........................  Aaa       AAA         5,439
   2,975    Will County, Illinois, Community Unified
              School District 365, Capital Appreciation
              Bond, GO, Series 2002, (FSA Insured),
              1.107%& 11/01/04..........................  Aaa       AAA         2,956
                                                                           ----------
                                                                               84,824
                                                                           ----------
            INDIANA -- 1.2%
   1,585    Fort Wayne, Indiana, Sewage Works
              Improvements, Revenue Refunding, Series
              2002B, (AMBAC Insured),
              5.000% 08/01/06...........................  Aaa       AAA         1,708
   2,500    Franklin, Indiana, Economic Development
              Revenue Refunding, (Hoover Universal, Inc.
              Project) Series 1994, (GTY-AGMT),
              6.100% 12/01/04...........................  A2        A-          2,578
   1,550    Indiana State, Office Building Commission
              Facilities Revenue,
              Indiana State Museum Facility, Series
              2003, (MBIA Insured),
              5.000% 07/01/07...........................  Aaa       AAA         1,702
   1,620    Indianapolis, Indiana, Letters of Credit,
              Improvement Board Book, Series 2001A,
              4.500% 07/01/04...........................  Aa2       AA          1,634
   1,500    Rockport, Indiana, PCR Refunding, (AEP
              Generating Company Project) Series 1995A,
              Mandatory Put 07/13/06 @ 100,
              4.050% 07/01/25...........................  Aaa       AAA         1,579

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            INDIANA -- (CONTINUED)
 $ 2,500    Rockport, Indiana, PCR Refunding, (AEP
              Generating Company Project) Series 1995B,
              (AMBAC Insured, Bank of New York SBPA),
              Mandatory Put 07/13/06 @ 100,
              4.050% 07/01/25...........................  Aaa       AAA    $    2,632
   3,000    Rockport, Indiana, PCR Refunding, (Indiana
              Michigan Power Company Project) Series
              2003C,
              2.625% 04/01/25...........................  Baa2      BBB         3,013
                                                                           ----------
                                                                               14,846
                                                                           ----------
            IOWA -- 0.1%
   1,000    Des Moines, Iowa, GO Refunding, Series
              1996F,
              5.000% 06/01/06...........................  Aa2       AA+         1,040
                                                                           ----------
            KANSAS -- 1.1%
   9,000    Burlington, Kansas, Environmental
              Improvement Revenue Refunding, (Power and
              Light Project) Series 1998C, Mandatory Put
              10/01/07 @ 100,
              4.750% 09/01/15...........................  A3        BBB         9,622
   1,100    Johnson County, Kansas, Water District No.
              001, Water Revenue, Series 1996A,
              5.250% 12/01/06...........................  Aaa       AAA         1,206
   3,125    Shawnee County, Kansas, GO Refunding
              Improvement, Series 2002, (FSA Insured),
              4.000% 09/01/04...........................  Aaa       AAA         3,163
                                                                           ----------
                                                                               13,991
                                                                           ----------

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            KENTUCKY -- 0.5%
 $ 3,500    Kentucky Asset/Liability Commission General
              Fund, Revenue Refunding, Series 2003A,
              (AMBAC Insured),
              5.000% 07/15/10...........................  Aaa       AAA    $    3,947
   1,945    Kentucky State, Property and Buildings
              Community, Revenue Refunding, (Number 74
              Project) Series 2002,
              5.000% 08/01/05...........................  Aaa       AAA         2,043
                                                                           ----------
                                                                                5,990
                                                                           ----------
            LOUISIANA -- 2.0%
   5,000    Calcasieu Parish, Louisiana, Industrial
              Development Board, PCR Refunding,
              (Occidental Petroleum Project) Series
              2001,
              4.800% 12/01/06...........................  Baa1      BBB+        5,325
   3,000    Louisiana State, Energy and Power Authority,
              Revenue Refunding, (Power Project) Series
              2000, (FSA Insured),
              5.250% 01/01/06...........................  Aaa       AAA         3,195
   2,000    Louisiana State, Gas and Fuels Tax Revenue
              Refunding, Series 1999A, (FSA Insured),
              5.000% 11/15/04...........................  Aaa       AAA         2,048
   1,000    Louisiana State, Offshore Term Authority,
              Deepwater Port Revenue Refunding, (Loop
              LLC Project) Series 2003, Mandatory Put
              09/01/08 @ 100,
              4.000% 09/01/23...........................  A3        A           1,044
   5,000    Louisiana, Public Facilities Authority,
              Hospital Revenue Refunding,
              Series 1998B, (MBIA Insured),
              0.950%&& 07/18/16.........................  Aaa       AAA         5,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            LOUISIANA -- (CONTINUED)
 $ 1,850    Louisiana, Regional Transportation
              Authority, Revenue, Series 1998, (MBIA
              Insured), Prerefunded 05/01/05 @ 100.093,
              6.125% 05/01/10...........................  Aaa       AAA    $    1,951
   7,110    New Orleans, Louisiana, Public Improvement,
              GO, Series 1997A, (FGIC Insured),
              Prerefunded 12/01/06 @ 100,
              2.227%& 09/01/07..........................  Aaa       AAA         6,592
                                                                           ----------
                                                                               25,155
                                                                           ----------
            MAINE -- 0.2%
   1,900    Baileyville, Maine, PCR, (Georgia-Pacific
              Corporation Project) Series 1998,
              4.750% 06/01/05...........................  Ba3       BB-         1,892
                                                                           ----------
            MARYLAND -- 1.0%
   6,000    Baltimore, Maryland, Refunding and
              Conservative Public Improvement GO, Series
              2003A, (FSA Insured),
              1.000%&& 10/15/20.........................  Aaa       AAA         6,000
   3,000    Maryland State, Community Development
              Administration
              Department Housing and Community
              Development People's
              Resource Center, Revenue Refunding AMT,
              Series 2003E,
              1.250% 03/01/32...........................  Aa2       AA          3,001
   3,680    Maryland State, Economic Development
              Corporation Lease Revenue, Maryland
              Aviation Administration Facilities, Series
              2003,
              (FSA Insured),
              5.000% 06/01/07...........................  Aaa       AAA         4,004
                                                                           ----------
                                                                               13,005
                                                                           ----------

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            MASSACHUSETTS -- 0.9%
 $ 5,160    Boston, Massachusetts, GO Refunding, Series
              2002C,
              5.000% 02/01/08...........................  Aa2       AA     $    5,718
   5,000    Massachusetts State, GO Refunding, Series
              2003B,
              4.000% 12/01/04...........................  Aa2       AA-         5,094
                                                                           ----------
                                                                               10,812
                                                                           ----------
            MICHIGAN -- 1.7%
   1,000    Detroit, Michigan, School District GO,
              Series 1998B, (FGIC Insured, Q-SBLF),
              5.000% 05/01/07...........................  Aaa       AAA         1,094
   1,000    Kent County, Michigan, Airport Facilities
              Revenue, (Kent County International
              Airport Project) Series 1995, AMT,
              Prerefunded 01/01/05 @ 102,
              6.100% 01/01/25...........................  Aaa       AAA         1,056
   1,000    Michigan State, Hospital Finance Authority,
              Revenue, (Ascension Health Credit Project)
              Series 1999B, Mandatory Put 11/15/05 @
              100,
              5.200% 11/15/33...........................  Aa2       AA          1,061
   1,800    Michigan State, Hospital Finance Authority,
              Revenue, Mandatory Put 11/15/06 @ 100,
              5.300% 11/15/33...........................  Aa2       AA          1,959
   4,900    Michigan State, Housing Development
              Authority, Rental Housing Revenue, Series
              2000B, (MBIA Insured, Morgan Guaranty
              Trust),
              1.010%&& 04/01/24.........................  Aaa       AAA         4,900
   2,000    Michigan State, Strategic Fund Solid Waste
              Disposal Revenue Refunding, (Waste
              Management Inc. Project) Series 2002,
              Mandatory Put 12/01/05 @ 100,
              4.200% 12/01/12...........................  Baa2      BBB         2,068

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            MICHIGAN -- (CONTINUED)
 $ 2,000    Michigan State, Trunk Line Capital
              Appreciation Revenue, Series 1992A, (AMBAC
              Insured),
              1.340%& 10/01/05..........................  Aaa       AAA    $    1,960
   1,900    Michigan, Municipal Bond Authority, Revenue,
              Clean Water Revolving Fund, Series 2001,
              5.000% 10/01/08...........................  Aaa       AAA         2,124
   5,330    Oakland, Michigan, University of Michigan,
              Revenue, Series 2001, (FGIC Insured),
              1.030%&& 03/01/31.........................  Aaa       AAA         5,330
                                                                           ----------
                                                                               21,552
                                                                           ----------
            MINNESOTA -- 0.5%
   1,520    Lake Superior, Minnesota, Independent School
              District No. 381, GO,
              Series 2002A, (FSA SD Credit Program),
              5.000% 04/01/09...........................  Aaa       AAA         1,703
   1,500    Minneapolis & St. Paul, Minnesota, Housing &
              Redevelopment Authority Health
              Care, (HealthPartners Obligation Group
              project),
              4.500% 12/01/07...........................  Baa1      BBB+        1,588
   2,200    Minneapolis, Minnesota, GO, Convention
              Center, Series 2002,
              4.000% 12/01/07...........................  Aa1       AAA         2,371
                                                                           ----------
                                                                                5,662
                                                                           ----------
            MISSISSIPPI -- 1.5%
   3,000    Mississippi Business Finance Corporation,
              Mississippi Solid Waste Disposal Revenue,
              (Waste Management, Inc.), (GTY AGMT
              Insured),
              3.350% 03/01/29...........................  Baa2      BBB         2,980
   1,210    Mississippi State, Capital Improvement GO,
              Series 1995B,
              6.000% 08/01/04...........................  Aa3       AA          1,230

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            MISSISSIPPI -- (CONTINUED)
 $ 6,750    Mississippi State, Gaming County Highway
              Improvements GO, Series 2001B,
              5.000% 10/01/06...........................  Aa3       AA     $    7,319
   5,255    Mississippi State, GO Refunding, Series
              2002C,
              4.500% 08/15/04...........................  Aa3       AA          5,322
   2,265    Mississippi State, GO, Series 2002,
              5.500% 11/01/05...........................  Aa3       AA          2,416
                                                                           ----------
                                                                               19,267
                                                                           ----------
            MISSOURI -- 1.5%
   5,765    Missouri State, Board of Public State Office
              Buildings, Special
              Obligation Revenue Refunding, Series
              2001B,
              4.000% 12/01/05...........................  Aa1       AA+         6,029
   3,516    Missouri State, Environmental and Energy
              Resource Authority,
              Environmental Improvement Revenue, (Kansas
              City Power and Light Project) Series 1993,
              Mandatory Put 09/01/04 @ 100,
              3.900% 01/02/12...........................  A2        BBB         3,548
   2,250    Missouri State, Health and Educational
              Facilities Authority, Revenue, (Saint
              Luke's Episcopal-Presbyterian Hospital
              Project) Series 2001, (FSA Insured),
              3.850% 12/01/05...........................  Aaa       AAA         2,343
   2,470    Missouri State, Health and Educational
              Facilities Authority, Revenue, (Saint
              Luke's Episcopal-Presbyterian Hospital
              Project) Series 2001, (FSA Insured),
              4.000% 12/01/06...........................  Aaa       AAA         2,617

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            MISSOURI -- (CONTINUED)
 $ 4,000    Missouri State, Health and Educational
              Facilities Revenue, (SSM Health Care
              Project) Series 2002A,
              5.000% 06/01/07...........................  Aa3       AA-    $    4,346
                                                                           ----------
                                                                               18,883
                                                                           ----------
            NEBRASKA -- 0.5%
   3,500    Nebraska, Public Power District Revenue,
              Series 2002A, (MBIA Insured),
              5.000% 01/01/07...........................  Aaa       AAA         3,797
   2,000    Nebraska, Public Water District Revenue,
              Series 2005B, (MBIA Insured),
              5.250% 01/01/05...........................  Aaa       AAA         2,062
                                                                           ----------
                                                                                5,859
                                                                           ----------
            NEVADA -- 2.7%
   3,300    Clark County, Nevada, School District, GO
              Refunding, Series 1996,
              (FGIC Insured), 4.750% 06/15/09...........  Aaa       AAA         3,531
   1,035    Henderson, Nevada, GO Refunding, Series
              2001,
              4.000% 06/01/05...........................  Aa3       AA-         1,069
   2,000    Las Vegas, Nevada, GO Refunding, Series
              2002B,
              4.000% 01/01/08...........................  Aa3       AA-         2,127
   4,000    Nevada State, GO Refunding, Series 1994A,
              5.800% 07/15/08...........................  Aa2       AA          4,090
   4,285    Nevada State, GO Refunding, Series 2003A,
              (FSA Insured),
              5.000% 08/01/07...........................  Aaa       AAA         4,716
   4,325    Nevada State, Highway Improvement Revenue,
              Motor Vehicle Fuel Tax, Series 2003, (MBIA
              Insured),
              5.000% 12/01/07...........................  Aaa       AAA         4,786
   3,250    Nevada State, Highway Improvement Revenue,
              Series 2000A,
              5.000% 12/01/06...........................  Aa3       AA          3,533
   7,000    Nevada State, Highway Improvement Revenue,
              Series 2000A,
              5.000% 12/01/08...........................  Aa3       AA          7,814

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            NEVADA -- (CONTINUED)
 $ 2,260    Washoe County, Nevada, GO Refunding, Series
              2003,
              (FSA Insured),
              4.000% 09/01/06...........................  Aaa       AAA    $    2,389
                                                                           ----------
                                                                               34,055
                                                                           ----------
            NEW HAMPSHIRE -- 0.2%
   3,000    New Hampshire State, Business Financial
              Authority, PCR Refunding, (United
              Illumination Company Project) Series
              1999A, (AMBAC Insured), Mandatory Put
              12/03/07 @ 100,
              3.250% 12/01/29...........................  Aaa       AAA         3,098
                                                                           ----------
            NEW JERSEY -- 0.7%
   3,000    Essex County, New Jersey, GO Refunding,
              Series 1996A-1, (FGIC Insured),
              6.000% 11/15/07...........................  Aaa       AAA         3,425
   1,175    New Jersey Economic Development Authority
              Revenue, (New Jersey Port District
              Project), (AMBAC Insured),
              7.050% 02/15/06...........................  Aaa       AAA         1,287
   1,260    New Jersey Economic Development Authority
              Revenue, North Jersey Port District
              Project Revenue,
              (AMBAC Insured),
              7.100% 02/15/07...........................  Aaa       AAA         1,427
   1,445    New Jersey Economic Development Authority
              Revenue, North Jersey Port District
              Revenue, (AMBAC Insured),
              7.150% 02/15/09...........................  Aaa       AAA         1,698
   1,100    New Jersey Economic Development Authority,
              (Geriatric and Medical Services, Inc.
              Project) Revenue Refunding, Series 1992,
              7.000% 02/15/05...........................  Aaa       AAA         1,153
                                                                           ----------
                                                                                8,990
                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            NEW MEXICO -- 1.8%
 $ 2,500    Farmington, New Mexico, PCR, Public Service
              Refunding, (San Juan Project) Series
              2003B,
              2.100% 04/01/33...........................  Baa2      BBB    $    2,500
   1,000    Las Cruces, New Mexico, School District
              Number 002, GO, Series 2003, (MBIA
              Insured),
              4.000% 08/01/05...........................  Aaa       AAA         1,037
   5,915    New Mexico State, GO Refunding, Series
              2001B,
              5.000% 09/01/06...........................  Aa1       AA+         6,399
   2,900    New Mexico State, Hospital Equipment Loan
              Council Hospital Revenue, (Presbyterian
              Healthcare Project) Series 2001A,
              4.600% 08/01/08...........................  Aa3       A+          3,119
   3,500    New Mexico State, Severance Tax Revenue,
              Series 2002,
              4.500% 07/01/05...........................  Aa2       AA          3,645
   5,000    New Mexico State, Severance Tax Revenue,
              Series 2002,
              5.000% 07/01/07...........................  Aa2       AA          5,494
                                                                           ----------
                                                                               22,194
                                                                           ----------
            NEW YORK -- 1.2%
   2,000    New York City, New York, Transitional
              Finance Authority, Revenue Refunding,
              (Future Tax Secondary Project) Series
              2002A,
              5.000% 11/01/05...........................  Aa2       AA+         2,117
   5,000    New York State, Environmental Facilities
              Corporation, Solid Waste Disposal Revenue,
              (Waste Management Project), Series 2002A,
              4.000% 05/01/12...........................  Baa2      BBB         5,008
   2,260    New York State, Environmental Facilities
              Corporation, State Clean Water and
              Drinking Funds Revenue (New York City
              Municipal Water Project) Series 2002-J,
              3.000% 06/15/05...........................  Aaa       AAA         2,311

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $ 1,000    New York State, Urban Development
              Corporation Revenue, Personal Income Tax,
              Series 2002D, (FSA-CR Insured),
              5.000% 12/15/07...........................  Aaa       AAA    $    1,109
   4,150    New York, New York, Series 1998A,
              5.000% 08/01/05...........................  A2        A           4,346
                                                                           ----------
                                                                               14,891
                                                                           ----------
            NORTH CAROLINA -- 3.8%
   1,835    Carteret County, North Carolina, GO
              Refunding, Series 2004,
              4.000% 05/01/07...........................  Aa3       AA-         1,955
   1,045    Charlotte, North Carolina, Certificates of
              Participation, (Equipment Acquisition
              Project) Series 2003C,
              4.000% 03/01/06...........................  Aa1       AA+         1,093
   1,000    Charlotte, North Carolina, Certificates of
              Participation, (Equipment Acquisition
              Project) Series 2003C,
              5.000% 03/01/07...........................  Aa1       AA+         1,087
   5,000    Charlotte, North Carolina, GO Refunding,
              Series 2002D,
              3.000% 07/01/04...........................  Aaa       AAA         5,025
   1,000    Charlotte, North Carolina, GO, Series 2002B,
              3.500% 07/01/04...........................  Aaa       AAA         1,006
   1,340    Charlotte-Mecklenburg, North Carolina,
              Hospital Authority Health Care System,
              Revenue Refunding,
              1.600%& 01/01/06..........................  Aa3       AA          1,303
   1,000    Cumberland County, North Carolina,
              Certificates of Participation, (Civic
              Center Project) Series 1995A, (AMBAC
              Insured), Prerefunded 12/01/04 @ 102,
              6.400% 12/01/24...........................  Aaa       AAA         1,055

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $ 1,000    Greensboro, North Carolina, GO Refunding,
              Series 2003,
              4.000% 05/01/07...........................  Aa1       AAA    $    1,069
   1,300    Guilford County, North Carolina, GO, Series
              2004C, (Municipal Govt GTD Insured),
              4.000% 10/01/20...........................  Aa1       AAA         1,387
   1,285    Lincoln County, North Carolina, Lease
              Revenue, Series 2003, (FSA Insured),
              4.500% 06/01/07...........................  Aaa       AAA         1,387
   1,000    Mecklenburg County, North Carolina, Public
              Improvement GO, Series 1998A,
              4.400% 02/01/05...........................  Aaa       AAA         1,028
   2,070    North Carolina Infrastructure Finance
              Corporation Lease Purchase Revenue,
              (Correctional Facilities Project), Series
              2003,
              5.000% 10/01/06...........................  Aa2       AA+         2,243
   2,325    North Carolina State, Public Improvement GO,
              Series 2001A,
              4.500% 03/01/05...........................  Aa1       AAA         2,399
   1,205    North Carolina State, Public Improvement GO,
              Series 2003B,
              4.000% 04/01/06...........................  Aa1       AAA         1,267
   2,000    North Carolina State, School Improvements
              GO, Series 1998A,
              4.750% 04/01/11...........................  Aa1       AAA         2,181
   1,005    North Carolina, Medical Care Commission,
              Gaston Health Care Hospital Revenue,
              Series 1998,
              4.500% 02/15/05...........................  A1        A+          1,032
   1,000    North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Gaston
              Memorial Hospital Project) Series 1995,
              (AMBAC-TCRS Insured),
              5.000% 02/15/05...........................  Aaa       AAA         1,034

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $ 1,630    North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Halifax
              Regional Medical Center, Inc. Project)
              Series 1998,
              4.400% 08/15/04...........................  Baa2      BBB    $    1,647
   4,000    North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Novant
              Health Obligation Group Project) Series
              2003A,
              4.000% 11/01/06...........................  Aa3       AA-         4,227
   1,675    North Carolina, Medical Care Commission,
              Health System Revenue, (Mission St.
              Joseph's Health System) Series 2001,
              5.000% 10/01/08...........................  Aa3       AA          1,865
   2,000    Orange County, North Carolina, GO Refunding,
              Series 2003,
              5.000% 06/01/05...........................  Aa1       AA+         2,091
   1,125    Rutherford County, North Carolina,
              Certificates of Participation, Series
              2002,
              4.500% 09/01/06...........................  Aaa       AAA         1,202
   2,800    University of North Carolina, Revenue
              Refunding, Series 2002B,
              5.000% 12/01/06...........................  Aa1       AA+         3,049
   1,000    Wake County, North Carolina, Public
              Improvement GO, Series 2003A,
              5.000% 04/01/06...........................  Aaa       AAA         1,071
   2,410    Winston-Salem, North Carolina, GO Refunding,
              Series 1991,
              10.000% 06/01/04..........................  Aaa       AAA         2,445

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $ 2,255    Winston-Salem, North Carolina, Risk
              Acceptance Management Corporation,
              Certificates of Participation, Series
              1988, (Wachovia Bank, N.A. SBPA),
              1.030%&& 07/01/09.........................  Aaa       AAA    $    2,255
                                                                           ----------
                                                                               47,403
                                                                           ----------
            NORTH DAKOTA -- 0.5%
   6,700    Underwood, North Dakota, PCR,
              (SAVRS-Cooperative Power Association
              Project) Series 1992A, (GTY AGMT Insured),
              0.990%&& 08/01/08.........................  Aa3       A           6,700
                                                                           ----------
            OHIO -- 3.1%
   3,250    Dayton, Ohio, Special Facilities Revenue
              Refunding, (Air Freight Corporation
              Project) Series 1993F,
              6.050% 10/01/09...........................  Ba1       BB+         3,202
   2,000    Dayton, Ohio, Special Facilities Revenue
              Refunding, Series 1993,
              6.050% 10/01/09...........................  Ba1       BB+         1,971
   2,000    Dayton, Ohio, Special Facilities Revenue,
              (Air Freight Corporation Project) Series
              1988D, AMT,
              6.200% 10/01/09...........................  Ba1       BB+         1,971
   2,100    Lucas County, Ohio, GO, Series 1997,
              5.300% 12/01/05...........................  A1        A+          2,241
   1,040    Ohio State Water Development Authority Water
              Pollution Control Revenue, (Water Quality
              Loan Fund),
              5.000% 12/01/09...........................  Aaa       AAA         1,174
   3,000    Ohio State, Environmental Improvement
              Revenue, (Mead Corporation Project) Series
              1993, AMT, (Royal Bank of Canada LOC),
              Mandatory Put 11/01/04 @ 100,
              2.250% 03/01/23...........................  Baa2      AA-         3,000

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            OHIO -- (CONTINUED)
 $ 2,000    Ohio State, GO, Series 2001B,
              4.000% 11/01/05...........................  Aa1       AA+    $    2,087
  10,000    Ohio State, Higher Educational Capital
              Facilities Revenue, Series 2002A-II,
              5.000% 12/01/07...........................  Aa2       AA         11,092
   5,000    Ohio State, Public Facilities Commission
              Revenue, (Higher Education Capital
              Facilities Project) Series 1996 II-A,
              4.375% 11/01/05...........................  Aaa       AAA         5,247
   2,190    Ohio State, Revenue, (Major New State
              Infrastructure) Series 2002,
              4.500% 06/15/06...........................  Aa3       AA          2,331
   4,000    Ohio State, State Building Authority,
              Revenue, (Arts Facility Building Project)
              Series 1996,
              5.000% 10/01/06...........................  Aa2       AA          4,334
                                                                           ----------
                                                                               38,650
                                                                           ----------
            OKLAHOMA -- 1.1%
   6,000    Oklahoma State Capital Improvement
              Authority, State Highway Capital
              Improvement Revenue, (MBIA Insured),
              5.000% 12/01/09...........................  Aaa       AAA         6,786
   2,000    Oklahoma, Housing Development Authority,
              Revenue, Series 2000A, (FHLMC COLL),
              5.100% 11/01/05...........................  Aa3       AA-         2,114
   1,165    Tulsa, Oklahoma, Airports Improvement Trust,
              General Revenue, (Tulsa International
              Airport), AMT, Series 2004A, (FGIC
              Insured),
              5.000% 06/01/09...........................  Aaa       AAA         1,276
   1,220    Tulsa, Oklahoma, Airports Improvement Trust,
              General Revenue, (Tulsa International
              Airport), AMT, Series 2004A, (FGIC
              Insured),
              5.000% 06/01/10...........................  Aaa       AAA         1,333

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            OKLAHOMA -- (CONTINUED)
 $ 1,500    Tulsa, Oklahoma, GO, Series 2001,
              4.250% 03/01/09...........................  Aa2       AA     $    1,624
                                                                           ----------
                                                                               13,133
                                                                           ----------
            OREGON -- 0.3%
   2,055    Oregon State, Pension GO,
              3.312% 06/01/07...........................  Aa3       AA-         2,104
   2,000    Oregon State, Pension GO,
              3.742% 06/01/08...........................  Aa3       AA-         2,062
                                                                           ----------
                                                                                4,166
                                                                           ----------
            PENNSYLVANIA -- 4.4%
   6,600    Berks County, Pennsylvania, Revenue Series
              2002, (MBIA Insured, Wachovia Bank N.A.
              SBPA),
              0.980%&& 11/01/23.........................  Aaa       AAA         6,600
   5,075    Chester County, Pennsylvania, GO Refunding,
              Series 1995B,
              Prerefunded 11/15/05 @ 100,
              5.625% 11/15/16...........................  Aa1       AA          5,430
   8,450    Chester County, Pennsylvania, Industrial
              Development Authority, Revenue, (Malvern
              Prep School Project) Series 2001, (First
              Union National Bank LOC),
              1.060%&& 04/01/31.........................  NR        NR          8,450
  20,000    Pennsylvania State, GO, Series 2003,
              5.000% 07/01/06...........................  Aa2       AA         21,548
   3,800    Philadelphia, Pennsylvania, Industrial
              Development Authority, IDR Refunding,
              (Ashland Oil Inc. Project) Series 1993,
              5.700% 06/01/05...........................  Baa2      BBB         3,925
   3,000    Philadelphia, Pennsylvania, School District,
              GO Refunding, Series 1998B, (MBIA Insured
              State Aid Withholding),
              5.000% 10/01/06...........................  Aaa       AAA         3,251

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            PENNSYLVANIA -- (CONTINUED)
 $ 5,000    Philadelphia, Pennsylvania, Water and
              Wastewater Revenue, (MBIA-IBC Insured),
              5.500% 06/15/06...........................  Aaa       AAA    $    5,427
                                                                           ----------
                                                                               54,631
                                                                           ----------
            PUERTO RICO -- 1.0%
   5,000    Puerto Rico Commonwealth, Public Improvement
              Refunding, GO, Series 2003C,
              5.000% 07/01/18...........................  Baa1      A-          5,477
   5,975    Puerto Rico Commonwealth, Public Improvement
              Refunding, GO, Series 2003C,
              (FSA Insured),
              5.000% 07/01/21...........................  Aaa       AAA         6,641
                                                                           ----------
                                                                               12,118
                                                                           ----------
            SOUTH CAROLINA -- 2.6%
   1,090    Greenville, South Carolina, Tax Increment
              Revenue, Series 2003,
              (MBIA Insured),
              2.000% 04/01/04...........................  Aaa       AAA         1,090
   7,750    Richland County, South Carolina,
              Environmental Improvement Revenue
              Refunding, (International Paper Company
              Project) Series 2002A,
              4.250% 10/01/07...........................  Baa2      BBB         8,218
   2,370    South Carolina State, Education Assistance
              Authority, Revenue Refunding, (Guaranteed
              Student Loan Senior Lien Project) Series
              1993A-3, AMT, (GTD STD LNS),
              5.200% 09/01/05...........................  Aaa       AAA         2,424
   1,000    South Carolina State, Public Service
              Authority, Revenue, Series 1999A, (MBIA
              Insured),
              5.000% 01/01/05...........................  Aaa       AAA         1,029

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $ 2,070    South Carolina, Jobs Economic Development
              Authority, Economic Development Revenue,
              (Bennettsville Printing Project) Series
              1995, (First Union National Bank LOC),
              1.110%&& 09/01/10.........................  A1        A+     $    2,070
   2,945    South Carolina, Jobs Economic Development
              Authority, Economic Development Revenue,
              (Shannon Forest Project) Series 2003,
              1.050% 04/01/23...........................  NR        NR          2,945
     610    South Carolina, Jobs Economic Development
              Authority, Economic Development Revenue,
              (Valley Proteins Inc. Project) Series
              1995, (Harris Bank LOC),
              1.110%&& 04/01/10.........................  Aa3       AA-           610
   5,000    South Carolina, Jobs Economic Development
              Authority, Economic Development Revenue,
              (Waste Management South Carolina Inc.
              Project) Series 2001, AMT, Mandatory Put
              11/01/04 @ 100,
              4.100% 11/01/16...........................  Baa2      BBB         5,061
   1,030    South Carolina, Jobs Economic Development
              Authority, IDR, Series 1998, (First Union
              National Bank LOC),
              1.200%&& 09/01/19.........................  NR        NR          1,030
   4,500    South Carolina, Transition Infrastructure
              Bank Revenue, Series 1998A,
              (MBIA Insured),
              5.000% 10/01/06...........................  Aaa       AAA         4,878
   3,000    York County, South Carolina, PCR, Series
              2000B1,
              1.098% 09/15/24...........................  Aa3       A           3,000
                                                                           ----------
                                                                               32,355
                                                                           ----------

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            SOUTH DAKOTA -- 0.1%
 $ 1,100    Rapid City, South Dakota, Sales Tax Revenue
              Refunding, Series 2002,
              (AMBAC Insured),
              5.500% 06/01/05...........................  Aaa       AAA    $    1,155
                                                                           ----------
            TENNESSEE -- 2.2%
   1,075    Chattanooga, Tennessee, GO Refunding, Series
              2002A,
              5.000% 11/01/06...........................  Aa2       AA          1,168
   1,335    Franklin, Tennessee, Special School
              District, GO Refunding, Series 2002,
              4.500% 06/01/06...........................  Aa2       AA          1,420
   1,000    Hamilton County, Tennessee, GO Refunding,
              Series 2002,
              (FGIC Insured),
              4.000% 10/01/06...........................  Aaa       AAA         1,060
  10,000    Memphis, Tennessee, Electric System Revenue,
              Series 2003A,
              5.000% 12/01/09...........................  Aaa       AAA        11,261
   1,405    Memphis-Shelby County, Tennessee, Airport
              Authority, Airport Revenue
              Refunding, AMT,
              Series 2002,
              (MBIA Insured),
              4.000% 11/15/05...........................  Aaa       AAA         1,463
   7,710    Memphis-Shelby County, Tennessee, Airport
              Authority, Special Facilities Revenue
              Refunding, (Federal Express Corporation
              Project) Series 2001,
              5.000% 09/01/09...........................  Baa2      BBB         8,373

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $ 3,000    Shelby County, Tennessee, Health Development
              and Housing Facility Board Revenue,
              (Arbors of Germantown Project) Series
              1994, Mandatory Put 07/01/04 @ 100,
              4.750% 07/01/24...........................  Baa2      BBB    $    3,017
                                                                           ----------
                                                                               27,762
                                                                           ----------
            TEXAS -- 13.1%
   2,000    Arlington, Texas, Independent School
              District, GO Refunding, Series 2003,
              (PSF-GTD),
              1.220%& 02/15/05..........................  Aaa       AAA         1,979
   1,000    Arlington, Texas, Waterworks and Sewer
              Revenue, (AMBAC Insured),
              5.500% 06/01/04...........................  Aaa       AAA         1,007
     355    Austin, Texas, Airport System Revenue,
              Series 1995, Prerefunded
              11/15/05 @ 102, (MBIA Insured),
              5.500% 11/15/06...........................  Aaa       AAA           383
   1,645    Austin, Texas, Airport System Revenue,
              Series 1995A,
              (MBIA Insured),
              5.500% 11/15/06...........................  Aaa       AAA         1,772
   3,000    Austin, Texas, GO Refunding,
              5.250% 09/01/08...........................  Aa2       AA+         3,374
   2,830    Austin, Texas, GO, Series 1995, Prerefunded
              09/01/05 @ 100,
              5.500% 09/01/12...........................  Aa2       AA+         3,000
   4,110    Austin, Texas, GO, Series 2001,
              5.250% 09/01/08...........................  Aa2       AA+         4,622
   4,000    Austin, Texas, Utilities System Revenue
              Refunding, Series 1992A,
              (MBIA Insured),
              6.000% 11/15/06...........................  Aaa       AAA         4,443

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 2,275    Austin, Texas, Utilities System Revenue
              Refunding, Series 1993A, (FGIC-TCRS
              Insured),
              5.375% 05/15/05...........................  Aaa       AAA    $    2,317
   3,000    Austin, Texas, Water and Waste Water System
              Revenue Refunding, Series 2001A&B, (FSA
              Insured),
              6.500% 05/15/05...........................  Aaa       AAA         3,177
   6,160    Brazos River Authority, Texas, PCR
              Refunding, (Texas Electric Company
              Project) Series 2001B, Mandatory Put
              11/01/06 @ 100,
              4.750% 05/01/29...........................  Baa2      BBB-        6,497
   1,555    Carrollton, Texas, Farmers Branch
              Independent School District, GO Refunding,
              Series 1993,
              2.150%& 02/15/07..........................  Aa2       AA          1,462
   2,000    Carrollton, Texas, Farmers Branch
              Independent School District, GO Refunding,
              Series 2001,
              (PSF-GTD),
              5.000% 02/15/08...........................  Aaa       AAA         2,204
   1,245    Carrollton, Texas, Farmers Branch
              Independent School District, GO, Series
              2000,
              (PSF-GTD),
              5.000% 02/15/07...........................  Aaa       AAA         1,353
   1,000    Central Texas, Higher Education Authority,
              Revenue Refunding, Series 1993, AMT, (GTD
              STD LNS),
              5.200% 12/01/04...........................  Aaa       AAA         1,026
   1,000    Corpus Christi, Texas, Utilities System
              Revenue Refunding, Series 2002, (FSA),
              4.000% 07/15/07...........................  Aaa       AAA         1,066
   1,000    Corpus Christi, Texas, Utilities Systems
              Revenue, Series 1999, (FSA Insured),
              5.000% 07/15/07...........................  Aaa       AAA         1,098

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 4,920    Dallas, Texas, Independent School District,
              GO, Series 1995, (PSF-GTD), Prerefunded
              08/15/05 @ 100,
              5.750% 08/15/13...........................  Aaa       AAA    $    5,225
   1,750    Dallas, Texas, Revenue Refunding, Series
              2003C, (FSA Insured), Mandatory Put
              07/01/08 @ 100,
              5.000% 01/01/18...........................  Aaa       AAA         1,935
   1,000    Dallas, Texas, Waterworks and Sewer System
              Revenue Refunding, Series 2001,
              5.000% 10/01/06...........................  Aa2       AA+         1,084
  12,615    Dallas, Texas, Waterworks and Sewer System
              Revenue Refunding, Series 2002A,
              5.000% 10/01/06...........................  Aa2       AA+        13,669
   5,265    Dallas-Fort Worth, Texas, International
              Airport Revenue, Series 2002A,
              (MBIA Insured),
              5.500% 11/01/08...........................  Aaa       AAA         5,885
   1,330    Fort Bend, Texas, Independent School
              District, GO, Series 2002,
              (PSF-GTD),
              5.000% 08/15/07...........................  Aaa       AAA         1,463
   4,000    Harris County, Texas, Health Facilities
              Development Authority, Hospital Revenue,
              (Memorial Hospital Systems Project) Series
              1997A, (MBIA Insured),
              4.875% 06/01/05...........................  Aaa       AAA         4,169
   2,000    Harris County, Texas, Health Facilities
              Development Corporation Revenue, (St.
              Luke's Episcopal Hospital Project) Series
              2001A,
              5.250% 02/15/06...........................  Aa3       AA-         2,126
   1,845    Houston, Texas, GO Refunding, Series 1998A,
              5.000% 03/01/05...........................  Aa3       AA-         1,910

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 2,400    Houston, Texas, Water & Sewer System,
              Revenue Refunding, Junior Lien, Series
              1991C, (AMBAC Insured),
              2.674%& 12/01/08..........................  Aaa       AAA    $    2,120
   6,485    Houston, Texas, Water & Sewer Systems
              Revenue Refunding, Series 1991C, (AMBAC
              Insured),
              1.874%& 12/01/06..........................  Aaa       AAA         6,170
   6,445    Keller, Texas, Independent School District,
              GO, Series 1993, (PSF-GTD), Prerefunded
              02/15/06 @ 100,
              5.500% 08/15/13...........................  Aaa       AAA         6,919
   1,225    Lubbock, Texas, GO Refunding, Series 2002,
              (MBIA Insured),
              4.750% 02/15/05...........................  Aaa       AAA         1,263
   1,750    Matagorda County, Texas, Navigation District
              No. 1, PCR, Refunding, Series 1999,
              2.150% 05/01/30...........................  Baa2      BBB         1,750
   2,000    Matagorda County, Texas, Navigation District
              No. 1, PCR, Refunding, Series 1999,
              2.350% 05/01/30...........................  Baa2      BBB         2,000
   1,000    Mesquite, Texas, Independent School
              District, GO Refunding, Series 1997A,
              (PSF-GTD),
              5.000% 08/15/04...........................  Aaa       AAA         1,014
   5,000    Red River Authority, Texas, Education
              Financing Revenue, (Parish Day School
              Project) Series 2001A, (Allied Irish Bank
              plc-LOC), Mandatory Put 12/01/04 @ 100,
              3.400% 12/01/31...........................  Aa3       AA-         5,073
   4,940    Red River Authority, Texas, PCR Refunding,
              (Hoechst Celanese Corporation Project)
              Series 1994,
              5.200% 05/01/07...........................  Baa2      BBB         5,046

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 3,265    Sam Rayburn, Texas, Municipal Power Agency,
              Revenue Refunding, Series 2002,
              5.000% 10/01/07...........................  Baa2      BBB-   $    3,514
   3,990    Sam Rayburn, Texas, Municipal Power Agency,
              Taxable Revenue Refunding, Series 2002,
              5.600% 10/01/05...........................  Baa2      BBB-        4,141
   8,900    San Antonio, Texas, GO Refunding, Series
              2001,
              5.000% 08/01/07...........................  Aa2       AA+         9,783
   1,000    San Antonio, Texas, GO, Series 2001,
              5.000% 08/01/06...........................  Aa2       AA+         1,078
   1,000    San Antonio, Texas, Water System Revenue,
              Series 2002A,
              (FSA Insured),
              5.000% 05/15/06...........................  Aaa       AAA         1,072
   1,725    Socorro, Texas, Independent School District,
              GO Refunding, Series 2002,
              (PSF-GTD),
              5.000% 08/15/06...........................  Aaa       AAA         1,862
   3,030    Texas A&M University, Revenue, Series 1996,
              5.750% 05/15/05...........................  Aa1       AA+         3,184
   4,000    Texas Gulf Coast Waste Disposal Authority,
              Environmental Facility Revenue Refunding,
              (Occidental Chemical Corporation Project)
              Series 2001,
              4.200% 11/01/06...........................  Baa2      BBB+        4,185
   1,000    Texas State, Public Finance Authority, GO
              Refunding, Series 1997,
              5.250% 10/01/09...........................  Aa1       AA          1,104
   5,000    Texas State, Public Finance Authority, GO
              Refunding, Series 2003A,
              5.000% 10/01/05...........................  Aa1       AA          5,278
   6,600    Texas State, Public Finance Authority, GO
              Refunding, Series 2003A,
              5.000% 10/01/08...........................  Aa1       AA          7,358

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 1,100    Texas Tech University, Revenue Financing
              System Seventh Series, (MBIA Insured),
              5.250% 08/15/09...........................  Aaa       AAA    $    1,246
   4,000    University of Texas, Permian University
              Revenue Refunding, Series 2002A,
              5.000% 07/01/06...........................  Aaa       AAA         4,309
   3,500    University of Texas, Permian University
              Revenue Refunding, Series 2002A,
              5.000% 07/01/08...........................  Aaa       AAA         3,900
   2,555    University of Texas, University Financing
              Systems Revenue, Series 2001C,
              4.000% 08/15/05...........................  Aaa       AAA         2,652
                                                                           ----------
                                                                              164,267
                                                                           ----------
            UTAH -- 2.6%
   2,000    Utah County, Utah, Hospital Revenue, (IHC
              Health Services Inc. Project) Series 2002,
              5.000% 05/15/05...........................  Aa2       AA+         2,080
  10,000    Utah State, GO, Series 2001B,
              4.500% 07/01/04...........................  Aaa       AAA        10,087
  12,825    Utah State, GO, Series 2003A,
              5.000% 07/01/07...........................  Aaa       AAA        14,128
   5,000    Utah, Intermountain Power Agency, Power
              Supply Revenue Refunding, Series 1998A,
              (MBIA Insured),
              5.000% 07/01/07...........................  Aaa       AAA         5,484
   1,000    Utah, Intermountain Power Agency, Power
              Supply Revenue Refunding, Series 2002,
              (AMBAC Insured),
              4.000% 07/01/06...........................  Aaa       AAA         1,054
                                                                           ----------
                                                                               32,833
                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            VIRGINIA -- 2.5%
 $ 2,000    Arlington County, Virginia, Industrial
              Development Authority, Hospital Facilities
              Revenue, (Virginia Hospital Center
              Project) Series 2001,
              5.500% 07/01/05...........................  A2        A      $    2,102
   4,000    Fairfax County, Virginia, Economic
              Development Authority, Resource Recovery,
              Revenue Refunding, Series 1998A, AMT,
              (AMBAC Insured),
              5.950% 02/01/07...........................  Aaa       AAA         4,413
   4,345    Loudon County, Virginia, Industrial
              Development Authority Public Safety
              Facility Lease Revenue, Series 2003B,
              5.000% 12/15/08...........................  Aa2       AA          4,700
   5,000    Louisa, Virginia, Industrial Development
              Authority, Solid Waste & Sewer Disposal
              Revenue, (Virginia Electric & Power
              Company Project), Series 2000A,
              2.350% 09/01/30...........................  A3        BBB+        5,000
   1,550    Virginia, College Building Authority,
              Virginia Educational Facilities Revenue,
              (21st Century College Equipment) Series
              2003,
              5.000% 02/01/06...........................  Aa1       AA+         1,650
   5,635    Virginia, Commonwealth Transportation Board,
              Federal Highway Reimbursement Notes
              Revenue, Series 2002,
              4.000% 10/01/05...........................  Aa2       AA          5,869
   1,635    Virginia, Port Authority, Commonwealth
              Revenue, Series 1996, AMT,
              5.750% 07/01/04...........................  Aa1       AA+         1,654

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,730    Virginia, Port Authority, Commonwealth
              Revenue, Series 1996, AMT,
              5.750% 07/01/05...........................  Aa1       AA+    $    1,827
   1,120    Virginia, Port Authority, Port Facility
              Revenue, Series 2003,
              (MBIA Insured),
              4.000% 07/01/09...........................  Aaa       AAA         1,185
   1,015    Virginia, Port Authority, Port Facility
              Revenue, Series 2003,
              (MBIA Insured),
              5.000% 07/01/07...........................  Aaa       AAA         1,107
   1,065    Virginia, Port Authority, Port Facility
              Revenue, Series 2003, (MBIA Insured),
              5.000% 07/01/08...........................  Aaa       AAA         1,173
                                                                           ----------
                                                                               30,680
                                                                           ----------
            WASHINGTON -- 2.0%
   2,190    King County, Washington, School District
              Number 405 Bellevue, GO, Series 2002
              4.000% 12/01/04...........................  Aa1       AA+         2,233
   2,000    Lewis County, Washington, Public Utilities
              District No. 001, Revenue Refunding,
              Series 2003,
              5.000% 10/01/06...........................  Aaa       AA-         2,165
   2,605    Seattle, Washington, GO, Series 2001,
              4.000% 08/01/05...........................  Aa1       AAA         2,702
   1,000    Seattle, Washington, Municipal Light and
              Power Revenue, Series 2001,
              (FSA Insured),
              5.250% 03/01/06...........................  Aaa       AAA         1,070
   3,455    Seattle, Washington, Refunding and
              Improvement, GO, Series 2003,
              4.000% 08/01/06...........................  Aa1       AAA         3,650
   1,765    Spokane County, Washington, School District
              Number 354 Mead, GO Refunding, Series
              1993,
              (MBIA Insured),
              5.100% 12/01/05...........................  Aaa       AAA         1,828

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 3,655    Washington State, GO Refunding, Series
              2002R-A,
              5.000% 09/01/06...........................  Aa1       AA     $    3,950
   1,500    Washington State, GO, Series 2001B,
              5.000% 09/01/06...........................  Aa1       AA          1,621
   5,000    Washington State, GO, Series 2001R-A,
              5.250% 09/01/05...........................  Aa1       AA          5,282
                                                                           ----------
                                                                               24,501
                                                                           ----------
            WEST VIRGINIA -- 0.4%
   3,625    Cabell County, West Virginia, Board of
              Education, GO Refunding,
              Series 1997,
              5.500% 05/01/04...........................  Aa3       AA-         3,638
   1,000    Putnam County, West Virginia, PCR Refunding,
              (Appalachian Power Company Project) Series
              2003E,
              2.800% 05/01/19...........................  Baa2      BBB         1,003
                                                                           ----------
                                                                                4,641
                                                                           ----------
            WISCONSIN -- 2.4%
   1,375    Appleton, Wisconsin, Waterworks Revenue
              Refunding, Series 2001,
              (FGIC Insured),
              4.000% 01/01/07...........................  Aaa       AAA         1,455
   1,000    Appleton, Wisconsin, Waterworks Revenue
              Refunding, Series 2001,
              (FGIC Insured),
              4.000% 01/01/08...........................  Aaa       AAA         1,066
   5,000    Kaukauna, Wisconsin, PCR Refunding,
              (International Paper Project) Series
              1997A,
              5.150% 07/01/06...........................  Baa2      BBB         5,293
   2,070    Milwaukee, Wisconsin, GO Refunding, Series
              2002,
              (FSA Insured),
              5.000% 09/01/07...........................  Aaa       AAA         2,281
   2,080    Milwaukee, Wisconsin, GO Refunding, Series
              2002W,
              (FSA Insured),
              4.500% 03/15/09...........................  Aaa       AAA         2,275

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS          VALUE
  (000)                                                    (UNAUDITED)        (000)
--------------------------------------------------------------------------------------
            WISCONSIN -- (CONTINUED)
 $ 1,695    Osh Kosh, Wisconsin, Area School District,
              GO Refunding, Series 1996B, (MBIA-IBC
              Insured),
              4.900% 03/01/06...........................  Aaa       AAA    $    1,804
   1,615    Wisconsin State, Clean Water Revenue, Series
              1,
              4.500% 06/01/06...........................  Aa2       AA+         1,717
   2,250    Wisconsin State, GO Refunding, Series 1993,
              4.900% 11/01/06...........................  Aa3       AA-         2,436
   5,600    Wisconsin State, GO Refunding, Series 1998,
              5.000% 05/01/05...........................  Aa3       AA-         5,832
   4,045    Wisconsin State, GO, Series 2001A,
              6.000% 05/01/04...........................  Aa3       AA-         4,061
   1,005    Wisconsin State, Health and Education
              Facilities Authority, Revenue, (Gundersen
              Lutheran Hospital Project) Series 2003A,
              (FSA Insured),
              5.000% 02/15/07...........................  Aaa       AAA         1,087
   1,030    Wisconsin State, Health and Educational
              Facilities Authority, Revenue, (Gundersen
              Lutheran Project) Series 2003A,
              (FSA Insured),
              4.000% 02/15/05...........................  Aaa       AAA         1,054
                                                                           ----------
                                                                               30,361
                                                                           ----------
            WYOMING -- 0.2%
   2,300    Campbell County, Wyoming, School District
              Number 001-Gillette, GO, Series 1996,
              (SCH BD GTY),
              5.550% 06/01/06...........................  Aaa       AAA         2,494
                                                                           ----------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $1,219,081).........................................    1,238,480
                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


 SHARES                                                                       VALUE
  (000)                                                                       (000)
--------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 0.2%
              (Cost $2,210)
  2,210     Nations Tax-Exempt Reserves, Capital Class#.................   $    2,210
                                                                           ----------
            TOTAL INVESTMENTS
              (Cost $1,221,291*)..............................      99.4%   1,240,690
                                                                           ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................       0.6%
            Cash........................................................   $        1
            Receivable for investment securities sold...................        9,300
            Receivable for Fund shares sold.............................        5,048
            Dividends receivable........................................           11
            Interest receivable.........................................       14,690
            Payable for Fund shares redeemed............................      (10,992)
            Investment advisory fee payable.............................         (128)
            Administration fee payable..................................         (234)
            Shareholder servicing and distribution fees payable.........          (91)
            Distributions payable.......................................       (1,800)
            Payable for investment securities purchased.................       (7,500)
            Accrued Trustees' fees and expenses.........................          (53)
            Accrued expenses and other liabilities......................         (197)
                                                                           ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................        8,055
                                                                           ----------
            NET ASSETS........................................     100.0%  $1,248,745
                                                                           ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $      129
            Accumulated net realized loss on investments sold...........         (822)
            Net unrealized appreciation of investments..................       19,399
            Paid-in capital.............................................    1,230,039
                                                                           ----------
            NET ASSETS..................................................   $1,248,745
                                                                           ==========

                                                                             VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,009,036,225 / 96,856,797 shares outstanding)..........       $10.42
                                                                           ==========

            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($181,802,470 / 17,449,102 shares outstanding)............       $10.42
                                                                           ==========

            Maximum sales charge........................................        1.00%
            Maximum offering price per share............................       $10.53

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($1,355,550 / 130,110 shares outstanding).................       $10.42
                                                                           ==========

            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($56,550,496 / 5,428,096 shares outstanding)..............       $10.42
                                                                           ==========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity.

&&Floating rate note. The interest rate shown reflects the rate in effect as of March 31, 2004.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Short-Term Municipal Income Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):
   MBIA                                                                12.71%

Nations Short-Term Municipal Income Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

IDR/PCR                                           15.37%
Transportation Revenue                            10.43%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.5%
            ALABAMA -- 1.0%
 $ 2,000    Alabama State, Public School and College Authority,
              GO Refunding, Series 1993,
              5.000% 12/01/05...................................  Aa3       AA-        $    2,066
   3,265    Alabama, Special Care Facilities Financing
              Authority, Hospital Revenue, (Charity Obligation
              Group Project) Series 1999A, (MBIA Insured,
              Escrowed to Maturity),
              4.625% 11/01/10...................................  Aaa       AAA             3,545
   2,500    Birmingham, Alabama, Industrial Water Board,
              Industrial Water Supply Revenue, Series 1978,
              (MBIA Insured),
              6.000% 07/01/07...................................  Aaa       AAA             2,789
     835    Birmingham, Alabama, Medical Clinic Board Revenue,
              (Baptist Medical Centers Project) Series 1979,
              8.300% 07/01/08...................................  Aaa       AAA               928
   2,500    Birmingham, Alabama, Revenue, (Baptist Medical
              Center of Birmingham Project) Series 1993A, (MBIA
              Insured),
              5.500% 08/15/05...................................  Aaa       AAA             2,534
   5,750    Courtland, Alabama, Industrial Development Board,
              Solid Waste Disposal Revenue, (Champion
              International Corporation Project)
              Series 1993A, AMT,
              6.375% 03/01/29...................................  Baa2      BBB             5,824
     820    Prichard, Alabama, Waterworks and Sewer Board, Water
              and Sewer Revenue Refunding, Series 1994, (AMBAC
              Insured),
              5.650% 11/15/04...................................  Aaa       AAA               842
                                                                                       ----------
                                                                                           18,528
                                                                                       ----------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            ALASKA -- 2.2%
 $ 3,000    Alaska State, Housing Finance Corporation Revenue,
              Series 1992A,
              (GO of Corp),
              6.000% 12/01/05...................................  Aa2       AA         $    3,219
   1,965    Alaska State, Housing Finance Corporation Revenue,
              Series 1995A, (MBIA, FHA/VA/FNMA Mortgages),
              5.800% 12/01/12...................................  Aaa       AAA             2,051
  11,500    Alaska State, Housing Finance Corporation Revenue,
              Series 1997A, (MBIA Insured, GO of Corporation),
              6.000% 06/01/27...................................  Aaa       AAA            12,088
   1,505    Alaska State, Housing Finance Corporation, Revenue,
              Series 1995A, (MBIA Insured),
              5.400% 06/01/08...................................  Aaa       AAA             1,587
   3,345    Alaska, Industrial Development and Export Authority,
              Revenue Refunding, Series 1998A, AMT, (MBIA
              Insured),
              5.250% 04/01/12...................................  Aaa       AAA             3,632
     895    Alaska, Industrial Development and Export Authority,
              Revenue, Series 1995A, (GO of Authority),
              6.000% 04/01/05...................................  A2        A-                931
   1,250    Alaska, Student Loan Corporation, Revenue, Series
              1997A, AMT, (AMBAC Insured),
              5.200% 07/01/06...................................  Aaa       AAA             1,338
   2,000    Anchorage, Alaska, Electric Utility Revenue, Senior
              Lien, (Municipal Light and Power Project) Series
              1996C, (AMBAC Insured),
              5.300% 12/01/11...................................  Aaa       AAA             2,210
  10,600    Anchorage, Alaska, GO Refunding, Series 2002, (MBIA
              Insured),
              5.250% 07/01/10...................................  Aaa       AAA            12,086

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            ALASKA -- (CONTINUED)
 $ 1,100    Anchorage, Alaska, GO, Series 1994, (MBIA Insured),
              Prerefunded 07/01/04 @ 102,
              5.600% 07/01/07...................................  Aaa       AAA        $    1,134
   1,000    Fairbanks, Alaska, North Star Borough GO Refunding,
              Series 1993S, (MBIA Insured),
              5.500% 03/01/08...................................  Aaa       AAA             1,122
                                                                                       ----------
                                                                                           41,398
                                                                                       ----------
            ARIZONA -- 3.5%
   1,000    Apache County, Arizona, Public Finance Corporation,
              Certificates of Participation, Series 1994,
              5.500% 05/01/07...................................  A1        AA-             1,004
     500    Arizona State, Power Authority, Power Reserves
              Revenue, Series 2001,
              5.000% 10/01/10...................................  Aa2       AA                564
   1,500    Arizona, Educational Loan Marketing Corporation
              Educational Loan Revenue, Series 1993,
              6.300% 12/01/08...................................  NR        NR              1,532
   1,500    Arizona, Health Facilities Authority, Hospital
              Systems Revenue Refunding, (Samaritan Health
              Systems Project) Series 1993, (MBIA Insured),
              5.400% 12/01/05...................................  Aaa       AAA             1,601
  10,000    Arizona, School Facility Board, Certificate of
              Participation, Series 2003A, (MBIA Insured),
              5.250% 09/01/14...................................  Aaa       AAA            11,281
   3,715    Maricopa County, Arizona, Industrial Development
              Authority, Health Facilities Revenue, Series
              1999A, (GNMA COLL, FHA),
              6.300% 09/20/38...................................  Aa2       AA              4,031

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            ARIZONA -- (CONTINUED)
 $   180    Maricopa County, Arizona, Industrial Development
              Authority, Single Family Mortgage Revenue, Series
              2001-1B, (GNMA/FHLMC COLL),
              6.100% 09/01/28...................................  Aaa       AAA        $      185
   1,000    Maricopa County, Arizona, Kyrene Elementary School
              District Number 028, GO, Series 1995B, (FGIC
              Insured), Prerefunded
              07/01/04 @ 100,
              5.900% 07/01/10...................................  Aaa       AAA             1,012
   6,300    Maricopa County, Arizona, Unified High School
              District Number 210, GO, Series 2003, (MBIA
              Insured),
              5.000% 07/01/15...................................  Aaa       AAA             7,060
     910    Mohave County, Arizona, Elementary School District
              Number 016 Mohave Valley, GO, Series 1997, (MBIA
              Insured),
              6.900% 07/01/07...................................  Aaa       AAA             1,052
   4,710    Phoenix, Arizona, Civic Improvement Corporation,
              Airport Revenue Refunding, Senior Lien, Series
              1999A, AMT, (FGIC Insured),
              5.500% 07/01/11...................................  Aaa       AAA             5,279
   1,000    Phoenix, Arizona, Civic Improvement Corporation,
              Excise Tax Revenue, Senior Lien, (Municipal
              Courthouse Project) Series 1999A,
              5.500% 07/01/12...................................  Aa2       AAA             1,138
   1,000    Phoenix, Arizona, Industrial Development Authority,
              Government Office Lease Revenue, (Capital Mall LLC
              Project) Series 2000,
              (AMBAC Insured),
              5.200% 09/15/16...................................  Aaa       AAA             1,103

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            ARIZONA -- (CONTINUED)
 $ 2,125    Pima County, Arizona, Unified School District, GO,
              Series 1995G, (MBIA Insured),
              7.300% 07/01/05...................................  Aaa       AAA        $    2,285
   8,685    Salt River, Arizona, Agricultural Improvement and
              Power District, Electric Systems Revenue
              Refunding, (Salt River Project) Series 2001A,
              5.250% 01/01/06...................................  Aa2       AA              9,258
   4,710    Salt River, Arizona, Agriculture Improvement and
              Power District, Electric Systems Revenue
              Refunding, (Salt River Project) Series 1993B,
              5.200% 01/01/08...................................  Aa2       AA              5,227
   7,100    Tempe, Arizona, Tempe Union High School District No.
              213, GO Refunding, Series 2004, (FSA Insured),
              5.000% 07/01/12...................................  Aaa       AAA             8,003
   1,230    Tucson and Pima County, Arizona, Industrial
              Development Authority, Single Family Mortgage
              Revenue, Series 2001A-1, AMT, (GNMA/FNMA/FHLMC
              COLL),
              6.000% 07/01/21...................................  Aaa       AAA             1,266
     500    Tucson, Arizona, Airport Authority, Revenue, Series
              2001, AMT, (AMBAC Insured),
              5.500% 06/01/12...................................  Aaa       AAA               552
   1,000    Tucson, Arizona, GO Refunding, Series 1995, (FGIC
              Insured),
              5.600% 07/01/07...................................  Aaa       AAA             1,061
     830    Tucson & Pima County, Arizona, Industrial
              Development Authority, Single Family Mortgage
              Revenue, Series 2001A1, AMT,
              (GNMA/FNMA/ FHLMC COLL),
              6.350% 01/01/34...................................  Aaa       AAA               904

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            ARIZONA -- (CONTINUED)
 $ 1,235    Yuma County, Arizona, Jail District Revenue, Series
              1996, (AMBAC Insured),
              5.300% 07/01/09...................................  Aaa       AAA        $    1,305
                                                                                       ----------
                                                                                           66,703
                                                                                       ----------
            ARKANSAS -- 1.4%
  13,725    Arkansas State, Federal Highway Grant Anticipation
              GO, Series 2001A,
              5.250% 08/01/09...................................  Aa2       AA             15,671
  10,000    Arkansas State, GO, Series 2000A,
              5.500% 08/01/11...................................  Aa2       AA             11,341
                                                                                       ----------
                                                                                           27,012
                                                                                       ----------
            CALIFORNIA -- 6.3%
   1,000    ABAG Finance Authority for Non-Profit Corporations,
              California, Multi-Family Revenue Refunding, Series
              2000A, AMT, (GTY-AGMT), Mandatory Put 08/15/08 @
              100,
              6.400% 08/15/30...................................  Baa3      BBB-            1,123
   8,000    ABAG Finance Authority for Non-Profit Corporations,
              California, Multi-Family Revenue Refunding, Series
              2000B,
              (GTY-AGMT),
              Mandatory Put 8/15/08 @ 100,
              6.250% 08/15/30...................................  Baa3      BBB-            9,005
   2,000    California State, Department of Water Resources,
              Power Supply Revenue, Series 2002A,
              6.000% 05/01/13...................................  A3        BBB+            2,330
   2,000    California State, GO, Series 1990,
              7.000% 08/01/04...................................  Baa1      BBB             2,037
   3,265    California State, GO, Series 2000,
              5.000% 12/01/16...................................  Baa1      BBB             3,421

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 1,750    California, Statewide Communities Development
              Authority, Apartment Development Revenue
              Refunding, (Irvine Apartment
              Communities Project) Series 1998A-4, Mandatory Put
              05/15/13 @ 100,
              5.250% 05/15/25...................................  Baa2      BBB        $    1,838
   5,500    California, Statewide Communities Development
              Authority, Revenue Certificates of Participation,
              Series 1993,
              5.400% 11/01/15...................................  A3        A-              5,614
   1,800    Citrus Heights, California, Water District Revenue,
              Series 2000, (FGIC Insured),
              5.250% 10/01/20...................................  Aaa       AAA             1,958
   3,500    Golden State Tobacco Securitization Corporations,
              Tobacco Settlement Revenue, Series 2003A,
              6.250% 06/01/33...................................  Baa2      BBB             3,453
   9,035    Los Angeles, California, Public Improvement, GO,
              Series 2003A,
              (MBIA Insured),
              5.000% 09/01/12...................................  Aaa       AAA            10,226
  10,000    Los Angeles, California, Unified School District,
              Series 1998B,
              5.000% 07/01/18...................................  Aaa       AAA            10,662
  11,000    Los Angeles, California, Water & Power Revenue,
              Series 2003A,
              (MBIA Insured),
              5.000% 07/01/11...................................  Aaa       AAA            12,423
   6,425    Milpitas, California, Redevelopment Agency, Tax
              Allocation, Series 2003, (MBIA Insured),
              5.000% 09/01/15...................................  Aaa       AAA             7,095

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 6,745    Milpitas, California, Redevelopment Agency, Tax
              Allocation, Series 2003,
              (MBIA Insured),
              5.000% 09/01/16...................................  Aaa       AAA        $    7,392
   3,000    Pico Rivera, California, Water Authority Revenue,
              (Water System Project) Series 1999A, (MBIA
              Insured),
              5.500% 05/01/29...................................  Aaa       AAA             3,453
  10,000    Sacramento, California, Municipal Utility District
              Electric Revenue Refunding, Series 2003S, (FSA
              Insured),
              5.000% 11/15/09...................................  Aaa       AAA            11,379
   2,000    San Francisco, California, City and County Airport
              Commission, International Airport Revenue
              Refunding, Series 2003B-29, (FGIC Insured),
              5.250% 05/01/13...................................  Aaa       AAA             2,286
  14,750    San Francisco, California, GO Refunding, Series
              2002,
              5.000% 06/15/11...................................  Aa3       AA             16,661
   6,280    Southern California, Public Power Authority, Power
              Project Revenue, (Magnolia Power Project) Series
              2003A,
              (AMBAC Insured),
              5.250% 07/01/17...................................  Aaa       AAA             6,974
                                                                                       ----------
                                                                                          119,330
                                                                                       ----------
            COLORADO -- 2.7%
   1,000    Adams County, Colorado, School District Number 012,
              GO, Series 1997, (FGIC Insured, State Aid
              Withholding),
              Prerefunded 12/15/07 @ 101,
              5.250% 12/15/09...................................  Aaa       AAA             1,128

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            COLORADO -- (CONTINUED)
 $ 3,635    Aurora Centretech Metropolitan District, Colorado,
              GO Refunding, Series 1998C, (BNP Paribas LOC),
              Mandatory Put 12/01/08 @ 100,
              4.875% 12/01/28...................................  Aa3       AA-        $    3,883
   2,445    Boulder Larimer and Weld Counties, Colorado State,
              Vrain Valley School District, GO, Series 1997,
              (FGIC Insured),
              5.000% 12/15/10...................................  Aaa       AAA             2,700
   4,000    Colorado, Northwest Parkway Public Highway
              Authority, Revenue, Series 2001C,
              4.510%& 06/15/21..................................  Aaa       AAA             3,054
   3,075    Denver, Colorado, City and County Airport Revenue
              Refunding, Series 2000A, AMT, (AMBAC Insured),
              6.000% 11/15/15...................................  Aaa       AAA             3,486
  10,300    Denver, Colorado, City and County Airport Revenue,
              Series 1995C,
              (MBIA Insured),
              6.500% 11/15/12...................................  Aaa       AAA            12,260
   5,570    Denver, Colorado, City and County Excise Tax Revenue
              Refunding, Series 1999A, (FSA Insured),
              5.375% 09/01/11...................................  Aaa       AAA             6,291
   1,630    Denver, Colorado, Health and Hospital Authority,
              Healthcare Revenue, Series 2001A,
              6.000% 12/01/23...................................  Baa3      BBB             1,672
   7,385    Douglas County, Colorado, School District Number 1,
              Douglas and Elbert Counties, GO, Series 2001,
              (MBIA Insured, State Aid
              Withholding),
              5.250% 12/15/13...................................  Aaa       AAA             8,364

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            COLORADO -- (CONTINUED)
 $10,000    E-470 Public Highway Authority, Colorado, Refunding
              Revenue, Series 1997B,
              (MBIA Insured),
              3.800%& 09/01/12..................................  Aaa       AAA        $    7,285
                                                                                       ----------
                                                                                           50,123
                                                                                       ----------
            CONNECTICUT -- 1.2%
  10,470    Connecticut State, GO, Series 2002D,
              5.250% 11/15/08...................................  Aa3       AA             11,863
   1,590    Connecticut State, Housing Finance Authority,
              Revenue, (Housing Mortgage Finance Program) Series
              1997D-2, AMT,
              5.600% 11/15/21...................................  Aaa       AAA             1,675
   7,800    Stamford, Connecticut, Housing Authority,
              Multifamily Revenue Refunding, (Fairfield
              Apartments Project) Series 1998, AMT,
              Mandatory Put 12/01/08 @ 100,
              4.750% 12/01/28...................................  Baa1      BBB+            8,254
                                                                                       ----------
                                                                                           21,792
                                                                                       ----------
            DISTRICT OF COLUMBIA -- 0.7%
   1,375    District Columbia, Revenue, (George University
              Project) Series 1988C, (MBIA Insured),
              4.850% 04/01/09...................................  Aaa       AAA             1,502
   2,000    District Columbia, Water and Sewer Authority, Public
              Utility Revenue, Series 1998, (FSA Insured),
              5.500% 10/01/11...................................  Aaa       AAA             2,307
   1,000    District of Columbia, Hospital Revenue Refunding,
              (Medlantic Healthcare Group Project) Series 1997A,
              (MBIA Insured),
              6.000% 08/15/06...................................  Aaa       AAA             1,100
   1,350    District of Columbia, Hospital Revenue Refunding,
              (Medlantic Healthcare Group Project) Series 1997A,
              (MBIA Insured),
              6.000% 08/15/07...................................  Aaa       AAA             1,527

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            DISTRICT OF COLUMBIA -- (CONTINUED)
 $ 3,050    District of Columbia, Revenue, (Georgetown
              University Project) Series 1988C,
              (MBIA Insured),
              5.050% 04/01/11...................................  Aaa       AAA        $    3,361
   2,000    District of Columbia, Revenue, (The Smithsonian
              Institute Project) Series 1997,
              5.000% 02/01/17...................................  Aaa       AAA             2,155
   1,500    Metropolitan Washington, District of Columbia,
              Airport Revenue, Series 1994A, AMT, (MBIA
              Insured),
              5.600% 10/01/06...................................  Aaa       AAA             1,558
                                                                                       ----------
                                                                                           13,510
                                                                                       ----------
            FLORIDA -- 3.8%
   2,700    Duval County, Florida, Housing Finance Authority,
              Multi-Family Housing Revenue Refunding, (United
              Dominion Realty
              Trust - Greentree Place Project) Series 1995,
              Mandatory Put 04/01/15 @ 100,
              6.750% 04/01/25...................................  Baa2      BBB             2,791
   3,560    Escambia County, Florida, Housing Finance Authority,
              Single-Family Mortgage Revenue, Series 1999, AMT,
              (FNMA/GNMA COLL),
              4.500% 10/01/09...................................  Aaa       AAA             3,831
   2,500    Florida State, Board of Education, Capital Outlay
              Refunding GO, Series 1995D,
              4.750% 06/01/07...................................  Aa2       AA+             2,617
   3,990    Florida State, Board of Education, Capital Outlay
              Refunding GO, Series 1998B,
              5.250% 06/01/11...................................  Aa2       AA+             4,560
   5,575    Florida State, Board of Education, Public Education
              Capital Outlay GO, Series 1996A,
              5.500% 06/01/06...................................  Aa2       AA+             6,051

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 7,290    Florida State, Department of Transportation GO
              Refunding, Series 2002,
              5.250% 07/01/13...................................  Aa2       AA+        $    8,285
   2,000    Florida, Housing Finance Agency, Multi-Family
              Housing Revenue Refunding, (United Dominion Realty
              Trust - Andover Project) Series 1996E, AMT,
              Mandatory Put 05/01/08 @ 100,
              6.350% 05/01/26...................................  Baa2      BBB             2,068
   4,695    Florida, Ports Financing Commission Revenue, State
              Transportation Trust Fund, Series 1996,
              (MBIA Insured),
              6.000% 06/01/06...................................  Aaa       AAA             5,120
   1,750    Jacksonville, Florida, Excise Taxes Revenue, Series
              2003C, (MBIA Insured),
              5.250% 10/01/19...................................  Aaa       AAA             1,913
   5,000    Miami-Dade County, Florida, Aviation Revenue
              Refunding, Series 1998A, AMT,
              5.250% 10/01/07...................................  Aaa       AAA             5,504
   4,075    North Broward, Florida, Hospital District Revenue
              Refunding, Series 1997,
              5.250% 01/15/11...................................  Aaa       AAA             4,428
   2,300    Orlando and Orange County, Florida, Expressway
              Authority, Revenue, Series 1988, (AMBAC Insured),
              7.625% 07/01/18...................................  Aaa       AAA             2,653
   1,000    Palm Beach County, Florida, Criminal Justice
              Facilities Revenue, Series 1994, (FGIC Insured),
              Prerefunded
              06/01/04 @ 102,
              5.850% 06/01/07...................................  Aaa       AAA             1,028
   7,000    Pinellas County, Florida, Housing Authority, Housing
              Revenue, (Affordable Housing Project), Series
              2001, (FSA Insured),
              4.600% 12/01/10...................................  Aaa       AAA             7,350

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 6,080    Tampa, Florida, Health Systems Revenue, (Catholic
              Health East Project)
              Series 1998A-1,
              (MBIA Insured),
              5.500% 11/15/13...................................  Aaa       AAA        $    7,052
   4,000    Tampa, Florida, Health Systems Revenue, (Catholic
              Health East Project)
              Series 1998A-1,
              (MBIA Insured),
              5.500% 11/15/14...................................  Aaa       AAA             4,662
   1,645    Tampa, Florida, Water and Sewer Revenue, Series
              1987,
              6.800% 10/01/07...................................  Aaa       AAA             1,801
                                                                                       ----------
                                                                                           71,714
                                                                                       ----------
            GEORGIA -- 0.9%
   3,500    Cartersville, Georgia, Development Authority, Sewer
              Facilities Revenue Refunding, (Anheuser-Busch
              Companies, Inc. Project)
              Series 1997, AMT,
              5.625% 05/01/09...................................  A1        A+              3,923
   5,635    DeKalb County, Georgia, Special Recreation Tax
              District, GO, Series 2001,
              5.000% 12/01/13...................................  Aaa       AA+             6,424
   1,000    Georgia State, GO, Series 1991C,
              6.500% 04/01/04...................................  Aaa       AAA             1,000
   4,400    Georgia State, GO, Series 1997C,
              6.250% 08/01/09...................................  Aaa       AAA             5,235
                                                                                       ----------
                                                                                           16,582
                                                                                       ----------
            HAWAII -- 1.3%
   1,000    Hawaii State, Department Budget and Finance Special
              Purpose Revenue, (Kapiolani Health Care Systems
              Project) Series 1993,
              6.400% 07/01/13...................................  Baa1      BBB+            1,022
  13,745    Hawaii State, GO, Series 2001CV (FGIC Insured),
              5.500% 08/01/09...................................  Aaa       AAA            15,783

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            HAWAII -- (CONTINUED)
 $ 4,680    Honolulu City and County, Hawaii, GO Refunding,
              Series 1990A,
              7.350% 07/01/04...................................  Aa2       AA-        $    4,752
   2,500    Honolulu City and County, Hawaii, GO Refunding,
              Series 1990A,
              7.350% 07/01/07...................................  Aa2       AA-             2,916
                                                                                       ----------
                                                                                           24,473
                                                                                       ----------
            ILLINOIS -- 8.9%
   5,195    Chicago, Illinois, City Colleges Chicago Capital
              Improvement, GO, Series 1999,
              (FGIC Insured),
              6.000% 01/01/11...................................  Aaa       AAA             6,054
   1,000    Chicago, Illinois, Emergency Telephone Systems, GO,
              Series 1998,
              (FGIC Insured),
              5.550% 01/01/08...................................  Aaa       AAA             1,122
   2,000    Chicago, Illinois, Equipment Notes, GO, Series 1998,
              (FGIC Insured),
              5.000% 01/01/08...................................  Aaa       AAA             2,199
   5,650    Chicago, Illinois, GO Refunding, Series 1999,
              (FGIC Insured),
              5.000% 01/01/15...................................  Aaa       AAA             6,114
   7,540    Chicago, Illinois, GO Refunding, Series 1999,
              (FGIC Insured),
              5.250% 01/01/18...................................  Aaa       AAA             8,486
  10,000    Chicago, Illinois, GO Refunding, Series 1999A,
              (FGIC Insured),
              5.000% 01/01/08...................................  Aaa       AAA            10,995
   5,975    Chicago, Illinois, Housing Authority, Capital
              Program Revenue,
              Series 2001,
              5.250% 07/01/12...................................  Aa3       AA              6,664
   5,000    Chicago, Illinois, Housing Authority, Capital
              Program Revenue,
              Series 2001,
              5.375% 07/01/13...................................  Aa3       AA              5,574

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 5,640    Chicago, Illinois, O'Hare International Airport
              Revenue Refunding, Series 1993C, (MBIA Insured),
              5.000% 01/01/11...................................  Aaa       AAA        $    6,292
  10,000    Chicago, Illinois, O'Hare International Airport
              Revenue Refunding, Series 1999,
              (AMBAC Insured),
              5.500% 01/01/12...................................  Aaa       AAA            10,940
  10,200    Chicago, Illinois, Park District, GO, Series 1995,
              6.600% 11/15/14...................................  Aa3       AA             10,972
   1,135    Chicago, Illinois, Park District, GO, Series 1997,
              (AMBAC Insured),
              5.250% 01/01/09...................................  Aaa       AAA             1,246
   1,195    Chicago, Illinois, Park District, GO, Series 1997,
              (AMBAC Insured),
              5.250% 01/01/10...................................  Aaa       AAA             1,311
   1,260    Chicago, Illinois, Park District, GO, Series 1997,
              (AMBAC Insured),
              5.250% 01/01/11...................................  Aaa       AAA             1,380
   1,325    Chicago, Illinois, Park District, GO, Series 1997,
              (AMBAC Insured),
              5.250% 01/01/12...................................  Aaa       AAA             1,452
   1,000    Chicago, Illinois, Public Building Commission
              Revenue, Chicago Transit Authority, Series 1995,
              (AMBAC Insured), Prerefunded
              01/01/05 @ 100,
              6.600% 01/01/15...................................  Aaa       AAA             1,041
   2,000    Chicago, Illinois, Water Revenue Refunding, Series
              1992, (AMBAC Insured),
              5.600% 11/01/04...................................  Aaa       AAA             2,027
   1,490    Chicago, Illinois, Water Revenue Refunding, Series
              1993, (FGIC Insured),
              5.100% 11/01/08...................................  Aaa       AAA             1,666

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 1,000    Cook County, Illinois, Capital Improvement GO,
              Series 1996, (FGIC Insured),
              5.400% 11/15/07...................................  Aaa       AAA        $    1,097
   2,265    Cook County, Illinois, School District Number 135,
              GO Refunding, Series 1995,
              (FGIC Insured),
              5.450% 12/01/08...................................  Aaa       AAA             2,453
   2,350    Cook County, Illinois, School District Number 135,
              GO Refunding, Series 1995, (FGIC Insured),
              5.550% 12/01/09...................................  Aaa       AAA             2,537
   1,145    Du Page County, Illinois, School District, GO,
              Series 1997, (FGIC Insured),
              6.750% 02/01/11...................................  Aaa       AAA             1,402
   6,850    Illinois State, GO, Series 2000, Prerefunded
              06/01/10 @ 100,
              5.750% 06/01/15...................................  Aaa       AAA             7,981
  10,000    Illinois State, GO, Series 2002, (FSA Insured),
              5.375% 12/01/13...................................  Aaa       AAA            11,562
   5,525    Illinois, Development Financial Authority, Solid
              Waste Disposal Revenue, (Waste Management Inc.
              Project) Series 1997, AMT,
              5.050% 01/01/10...................................  Baa2      BBB             5,911
   1,030    Illinois, Educational Facilities Authority, Revenue,
              (Shedd Aquarium Society Project) Series 1997,
              (AMBAC Insured),
              5.150% 07/01/09...................................  Aaa       AAA             1,144
   1,025    Illinois, Educational Facilities Authority, Revenue,
              (Shedd Aquarium Society Project) Series 1997,
              (AMBAC Insured),
              5.250% 07/01/10...................................  Aaa       AAA             1,141

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 1,145    Illinois, Educational Facilities Authority, Revenue,
              (Shedd Aquarium Society Project) Series 1997,
              (AMBAC Insured),
              5.300% 07/01/11...................................  Aaa       AAA        $    1,277
   1,000    Illinois, Finance Authority, Revenue Refunding,
              (DePaul University), Series 2004A,
              5.375% 10/01/17...................................  Baa1      BBB+            1,107
   1,000    Illinois, Finance Authority, Revenue Refunding,
              (DePaul University),
              Series 2004A,
              5.375% 10/01/18...................................  Baa1      BBB+            1,104
     635    Illinois, Health Facilities Authority, Revenue,
              (Franciscan Sisters Health Care Hospital) Series
              1994A,
              (MBIA Insured),
              6.500% 09/01/05...................................  Aaa       AAA               682
   1,500    Illinois, Health Facilities Authority, Revenue,
              (Galesburg Cottage Hospital Project), Series 2000,
              (RADIAN Insured),
              6.000% 05/01/15...................................  Aa2       AA              1,687
   6,320    Illinois, Health Facilities Authority, Revenue,
              (Highland Park Hospital Project) Series 1991B,
              (FGIC Insured), Prerefunded 10/01/07 @ 102,
              5.900% 10/01/12...................................  Aaa       AAA             7,286
   1,700    Illinois, Health Facilities Authority, Revenue,
              (Northwestern Memorial Hospital) Series 1994A,
              5.400% 08/15/04...................................  Aa2       AA+             1,725
   2,400    Illinois, Metropolitan Pier and Exposition
              Authority, Revenue, Series 1992, (MBIA-IBC
              Insured),
              6.500% 06/01/05...................................  Aaa       AAA             2,546
   1,580    Illinois, Metropolitan Pier and Exposition
              Authority, Revenue, Series 1996A,
              (AMBAC Insured),
              6.000% 12/15/06...................................  Aaa       AAA             1,758

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 6,985    Illinois, Northwest Municipal Junction Action, Water
              Agency and Supply Systems Revenue, Series 1997,
              (MBIA Insured),
              5.125% 05/01/11...................................  Aaa       AAA        $    7,734
   1,670    Illinois, University Housing and Auxiliary
              Facilities Systems Revenue, Series 1996, (MBIA
              Insured),
              5.000% 10/01/07...................................  Aaa       AAA             1,824
   6,890    Lake Cook Kane & McHenry Counties, Illinois,
              Community Unit School District No. 220, GO
              Refunding, Series 2004A, (MBIA Insured),
              5.000% 12/01/16...................................  Aaa       AAA             7,685
   1,000    Lake County, Illinois, Warren Township High School
              District Number 121 Gurnee, GO Refunding, Series
              1995,
              (FGIC Insured),
              5.050% 01/01/07...................................  Aaa       AAA             1,047
   3,300    Regional Transportation of Illinois Authority,
              Revenue, Series 1994A,
              (AMBAC Insured),
              5.800% 06/01/05...................................  Aaa       AAA             3,391
   1,750    Regional Transportation of Illinois Authority,
              Series 1994C, (FGIC Insured, GO of Authority),
              7.750% 06/01/11...................................  Aaa       AAA             2,270
   2,250    Springfield, Illinois, Electric Revenue, Senior
              Lien, Series 1991,
              6.500% 03/01/07...................................  Aa3       A+              2,536
                                                                                       ----------
                                                                                          166,422
                                                                                       ----------
            INDIANA -- 2.3%
   1,685    Carmel, Indiana, High School Building Corporation,
              Refunding Revenue, Series 1994, (MBIA Insured,
              State Aid Withholding),
              5.250% 07/15/09...................................  Aaa       AAA             1,739

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            INDIANA -- (CONTINUED)
 $ 2,500    Columbus, Indiana, Four Star School Building
              Revenue, Series 1995,
              (MBIA Insured, State Aid Withholding),
              5.700% 01/15/08...................................  Aaa       AAA        $    2,683
   1,575    Hamilton County, Indiana, County Option Income Tax
              Revenue, Series 1998,
              (FSA Insured),
              5.250% 07/10/12...................................  Aaa       AAA             1,744
   1,385    Hamilton, Southeastern Indiana, Consolidated School
              Building Corporation, Revenue, Series 1995, (AMBAC
              Insured, State Aid Withholding), Prerefunded
              07/15/05 @ 102,
              5.750% 07/15/09...................................  Aaa       AAA             1,493
   3,170    Hamilton, Southeastern Indiana, Consolidated School
              Building Corporation, Revenue, Series 1996, (AMBAC
              Insured, State Aid Withholding),
              5.500% 01/15/12...................................  Aaa       AAA             3,454
   1,140    Hamilton, Southeastern Indiana, North Del School
              Building Corporation, Revenue, Series 1996, (AMBAC
              Insured, State Aid Withholding),
              5.300% 07/15/11...................................  Aaa       AAA             1,257
   9,100    Indiana State, Development Finance Authority, PCR
              Refunding, (Southern Indiana Gas and Electric
              Project) Series 1998C, AMT,
              Mandatory Put
              03/01/06 @ 100,
              5.000% 03/01/30...................................  Baa1      BBB+            9,529
   1,100    Indiana, Bond Bank Revenue, (State Revolving Fund
              Project) Series 1995A,
              6.875% 02/01/12...................................  Aaa       AAA             1,175

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            INDIANA -- (CONTINUED)
 $ 1,035    Indiana, Ivy Tech State College Revenue, Series
              1997E, (AMBAC Insured),
              5.000% 07/01/07...................................  Aaa       AAA        $    1,130
   1,000    Indiana, Ivy Tech State College Revenue, Series
              1997E, (AMBAC Insured),
              5.050% 07/01/09...................................  Aaa       AAA             1,092
   1,000    Indiana, Transportation Financing Authority, Highway
              Revenue, Series 1998A, (MBIA Insured),
              5.250% 12/01/13...................................  Aaa       AAA             1,123
   1,500    Indiana, Transportation Financing Authority, Highway
              Revenue, Series 1998A, (MBIA Insured),
              5.250% 12/01/14...................................  Aaa       AAA             1,684
   1,000    Indiana, University of Indiana Revenue, Series
              1998K, Prerefunded 08/01/05 @ 102,
              5.800% 08/01/11...................................  Aa2       AA              1,081
   1,000    Indiana, University of Indiana Revenue, Series
              1998K, Prerefunded
              08/01/05 @ 102,
              5.900% 08/01/12...................................  Aa2       AA              1,082
   1,520    Indiana, University of Indiana Revenue, Series
              1998L,
              5.000% 08/01/09...................................  Aa2       AA              1,672
   2,510    Indiana, University of Indiana Revenue, Series
              1998L,
              5.000% 08/01/10...................................  Aa2       AA              2,730
     515    Marion County, Indiana, Hospital Authority, Hospital
              Facilities Revenue, (Community Hospital
              Indianapolis Project) Series 1983,
              6.000% 05/01/04...................................  Aaa       AAA               517
   1,140    Pike Township, Indianapolis, Indiana, School
              Building Corporation, Refunding Revenue, Series
              1993, (State Aid Withholding),
              4.800% 08/01/05...................................  A1        AA              1,153

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            INDIANA -- (CONTINUED)
 $ 1,000    Plymouth, Indiana, Multi School Building Refunding
              Revenue, Series 1995, (MBIA Insured, State Aid
              Withholding),
              5.550% 07/01/09...................................  Aaa       AAA        $    1,060
   1,005    Shelby County, Indiana, Jail Building Corporation,
              Refunding Revenue, Series 1996, (MBIA Insured),
              5.300% 07/15/07...................................  Aaa       AAA             1,086
   1,045    Shelby County, Indiana, Jail Building Corporation,
              Refunding Revenue, Series 1996, (MBIA Insured),
              5.400% 07/15/08...................................  Aaa       AAA             1,131
     205    St. Joseph County, Indiana, Hospital Authority,
              Hospital Facilities Revenue, (St. Joseph Hospital
              South Bend) Series 1979,
              8.500% 12/01/04...................................  Aaa       AAA               215
   1,085    Westfield, Indiana, Housing Building Corporation,
              Refunding Revenue, Series 1998, (AMBAC Insured,
              State Aid Withholding),
              5.100% 01/05/12...................................  Aaa       AAA             1,195
   1,185    Westfield, Indiana, Housing Building Corporation,
              Refunding Revenue, Series 1998, (AMBAC Insured,
              State Aid Withholding),
              5.100% 07/05/12...................................  Aaa       AAA             1,305
   1,745    Westfield, Indiana, Housing Building Corporation,
              Refunding Revenue, Series 1998, (AMBAC Insured,
              State Aid Withholding),
              5.250% 01/05/14...................................  Aaa       AAA             1,931
                                                                                       ----------
                                                                                           44,261
                                                                                       ----------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            IOWA -- 0.5%
 $ 9,650    Iowa, Student Loan Liquidity Corporation, Student
              Loan Revenue Refunding, Series 1998J, AMT, (AMBAC
              Insured),
              4.800% 06/01/09...................................  Aaa       AAA        $   10,306
                                                                                       ----------
            KANSAS -- 0.9%
   5,000    Kansas State, Department of Transportation, Highway
              Revenue, Series 1992,
              7.250% 03/01/05...................................  Aa2       AA+             5,281
   4,500    Kansas State, Development Finance Authority,
              Revenue, Series 1998A,
              4.800% 06/01/13...................................  A3        A-              4,748
   2,175    Labette County, Kansas, Single-Family Mortgage
              Revenue, Zero Coupon Capital Accumulator Bonds,
              Series 1982, (Escrowed to Maturity),
              4.170%& 12/01/14..................................  Aaa       A-              1,400
   5,000    Wichita, Kansas, Hospital Revenue Refunding, Series
              2001-III,
              6.250% 11/15/18...................................  A1        A+              5,602
                                                                                       ----------
                                                                                           17,031
                                                                                       ----------
            KENTUCKY -- 0.2%
     180    Kentucky State, Turnpike Authority, Toll Road
              Revenue, Series 1986A, Prerefunded 07/01/06 @ 100,
              5.500% 07/01/07...................................  Aa3       A+                193
   3,625    Kentucky, Housing Corporation Revenue, Series 1993B,
              (FHA/VA/ FNMA Mortgages),
              4.850% 07/01/04...................................  Aaa       AAA             3,654
                                                                                       ----------
                                                                                            3,847
                                                                                       ----------
            MARYLAND -- 0.7%
   1,500    Baltimore, Maryland, Port Facilities Revenue, (Cons
              Coal Sales) Refunding, Series 1985,
              6.500% 12/01/10...................................  Aa3       AA-             1,536

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $10,925    Maryland State, Transportation Department Revenue,
              Series 2002,
              5.500% 02/01/10...................................  Aa2       AA         $   12,566
                                                                                       ----------
                                                                                           14,102
                                                                                       ----------
            MASSACHUSETTS -- 1.8%
   3,000    Massachusetts Bay, Transportation Authority, Revenue
              Refunding, Series 1993A, (MBIA-IBC Insured, GO of
              Authority, State Guaranteed),
              5.500% 03/01/09...................................  Aaa       AAA             3,418
   8,000    Massachusetts State, GO Refunding, Series 1996A,
              5.000% 11/01/09...................................  Aa2       AA-             8,689
   6,800    Massachusetts State, Industrial Financing Agency,
              Recovery Revenue, (Ogden Haverhill Project) Series
              1998A,
              5.350% 12/01/10...................................  Baa2      BBB             6,788
   1,000    Massachusetts State, Industrial Financing Agency,
              Revenue, (Babson College Issue Project) Series
              1998A, (MBIA Insured),
              5.000% 10/01/18...................................  Aaa       AAA             1,065
   2,485    Massachusetts, Educational Financing Authority,
              Education Loan Revenue Refunding, Series 1999A,
              (AMBAC Insured),
              4.100% 07/01/05...................................  Aaa       AAA             2,529
   2,680    Massachusetts, Educational Financing Authority,
              Educational Loan Revenue Refunding, Series 1999A,
              AMT, (AMBAC Insured),
              4.750% 07/01/11...................................  Aaa       AAA             2,784
   2,530    Massachusetts, Educational Financing Authority,
              Educational Revenue, Series 1998C, AMT,
              (MBIA Insured),
              4.600% 12/01/08...................................  Aaa       AAA             2,623

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            MASSACHUSETTS -- (CONTINUED)
 $ 2,250    Massachusetts, Educational Financing Authority,
              Educational Revenue, Series 1998C, AMT, (MBIA
              Insured),
              4.700% 12/01/09...................................  Aaa       AAA        $    2,335
   2,000    Massachusetts, University of Lowell Building
              Authority, Revenue, Series 1995A, (AMBAC Insured),
              5.700% 11/01/09...................................  Aaa       AAA             2,167
   2,000    New England Education Loan Marketing Company of
              Massachusetts, Student Loan Revenue Refunding,
              Series 1993A, AMT,
              5.700% 07/01/05...................................  Aa2       AA              2,104
                                                                                       ----------
                                                                                           34,502
                                                                                       ----------
            MICHIGAN -- 1.9%
   1,895    Chippewa Valley, Michigan, Schools Refunding GO,
              Series 1994, (FGIC Q-SBLF Insured),
              5.000% 05/01/08...................................  Aaa       AAA             1,939
   7,500    Detroit, Michigan, Convention Facilities, Revenue
              Refunding, (Cobo Hall Expansion Project) Series
              1993,
              (FSA Insured),
              5.100% 09/30/04...................................  Aaa       AAA             7,649
   2,000    Detroit, Michigan, GO Refunding, Series 1995B,
              7.000% 04/01/04...................................  Baa1      A-              2,000
   1,000    Detroit, Michigan, Water Supply Systems Refunding
              Revenue, Series 1995B, (MBIA Insured),
              5.300% 07/01/09...................................  Aaa       AAA             1,137
   1,205    Grand Rapids, Michigan, Building Authority, Revenue,
              Series 1998,
              5.000% 04/01/12...................................  Aa2       AA              1,355
   1,000    Grand Rapids, Michigan, Building Authority, Revenue,
              Series 1998,
              5.000% 04/01/13...................................  Aa2       AA              1,126
   1,415    Grand Rapids, Michigan, Building Authority, Revenue,
              Series 1998,
              5.000% 04/01/14...................................  Aa2       AA              1,588

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            MICHIGAN -- (CONTINUED)
 $ 5,000    Michigan State, Hospital Finance Authority, Revenue,
              (Ascension Health Credit Project) Series 1999A,
              Prerefunded 11/15/09 @ 101,
              5.750% 11/15/18...................................  Aaa       AAA        $    5,872
   7,000    Michigan State, Hospital Finance Authority, Revenue,
              (Ascension Health Credit Project) Series 1999B,
              Mandatory Put 11/15/04 @ 100,
              5.050% 11/15/33...................................  Aa2       AA              7,170
   2,000    Michigan, Higher Education Student Loan Revenue
              Refunding, Series 1993-XII, (AMBAC Insured, GTD
              STD LNS),
              5.000% 10/01/04...................................  Aaa       AAA             2,037
   1,850    South Lake, Michigan, Schools GO, Series 1997,
              (FGIC Q-SBLF Insured),
              5.250% 05/01/12...................................  Aaa       AAA             2,043
   1,000    Van Dyke, Michigan, Public Schools Refunding GO,
              Series 1996,
              (FGIC Q-SBLF Insured),
              5.100% 05/01/09...................................  Aaa       AAA             1,075
   1,000    Ypsilanti, Michigan, School District Refunding,
              Series 1996,
              (FGIC Q-SBLF Insured),
              Prerefunded 05/01/07 @ 100,
              5.400% 05/01/09...................................  Aaa       AAA             1,107
                                                                                       ----------
                                                                                           36,098
                                                                                       ----------
            MINNESOTA -- 0.7%
   4,600    Minneapolis and St. Paul, Minnesota, MetroAirport
              Commission Airport Revenue, AMT, Series 1999B,
              (FGIC Insured),
              5.000% 01/01/07...................................  Aaa       AAA             4,952

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            MINNESOTA -- (CONTINUED)
 $ 6,285    Minneapolis and St. Paul, Minnesota, MetroAirport
              Commission Airport Revenue, Series 2001D, AMT,
              (FGIC Insured),
              5.750% 01/01/13...................................  Aaa       AAA        $    6,985
   2,150    Southern Minnesota Municipal Power Agency, Power
              Supply Systems Revenue, Refunded Balance, Series
              1992B,
              5.800% 01/01/07...................................  Aaa       AAA             2,201
                                                                                       ----------
                                                                                           14,138
                                                                                       ----------
            MISSISSIPPI -- 0.5%
   7,000    Mississippi State, GO Refunding, Series 2000,
              5.000% 12/01/08...................................  Aa3       AA              7,837
   1,000    Mississippi State, University Educational Building
              Corporation, Revenue, Series 1998, (AMBAC
              Insured),
              5.250% 08/01/12...................................  Aaa       AAA             1,120
   1,000    Mississippi State, University Educational Building
              Corporation, Revenue, Series 1998, (MBIA Insured),
              5.250% 08/01/13...................................  Aaa       AAA             1,124
                                                                                       ----------
                                                                                           10,081
                                                                                       ----------
            MISSOURI -- 0.9%
   1,590    Kansas City, Missouri, Water Revenue, Series 1994,
              5.900% 12/01/05...................................  Aa3       AA              1,639
   2,980    Missouri State, Environmental Improvement and Energy
              Resource Authority, PCR Refunding, (Associated
              Electrical Cooperation - Thomas Hill Project)
              Series 1996,
              5.500% 12/01/05...................................  A1        AA              3,183
   2,000    Missouri State, Health and Educational Facilities
              Authority, Health Facilities Revenue, (BJC Health
              Systems Project) Series 1994A,
              5.900% 05/15/04...................................  NR        NR              2,012

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            MISSOURI -- (CONTINUED)
 $ 9,060    St. Louis, Missouri, Municipal Financial Corporation
              Lease Hold Revenue, (Convention Center Project)
              Series 2003, (AMBAC Insured),
              5.250% 07/15/11...................................  Aaa       AAA        $   10,351
                                                                                       ----------
                                                                                           17,185
                                                                                       ----------
            MONTANA -- 0.2%
   4,000    Montana State, Board Inventory Payroll Tax Revenue,
              (Workers Compensation Project) Series 1991,
              (MBIA Insured),
              6.750% 06/01/07...................................  Aaa       AAA             4,563
                                                                                       ----------
            NEVADA -- 2.4%
   1,365    Clark County, Nevada, Passenger Facility Charge
              Revenue, Las Vegas/McCarran International Airport,
              Series 1995A, (MBIA Insured),
              5.750% 07/01/08...................................  Aaa       AAA             1,456
   8,895    Clark County, Nevada, School District, GO Refunding,
              Series 2001C, (FGIC Insured),
              5.375% 06/15/13...................................  Aaa       AAA            10,164
  10,760    Clark County, Nevada, School District, GO, Series
              2003,
              5.000% 06/15/16...................................  Aaa       AAA            11,763
   1,180    Henderson, Nevada, Series 1997A, (MBIA Insured),
              5.100% 06/01/08...................................  Aaa       AAA             1,311
   6,570    Nevada State, GO, Series 1998A,
              5.250% 05/15/16...................................  Aa2       AA              7,188
  11,305    Nevada State, Highway Improvement Revenue Bonds,
              (Motor Vehicle Fuel Tax), Series 2003,
              (MBIA Insured),
              5.000% 12/01/09...................................  Aaa       AAA            12,710
   1,350    Washoe County, Nevada, GO Refunding, (Reno/ Sparks
              Convention Project) Series 1995, (MBIA Insured),
              5.375% 07/01/08...................................  Aaa       AAA             1,428
                                                                                       ----------
                                                                                           46,020
                                                                                       ----------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            NEW JERSEY -- 1.4%
 $ 5,000    New Jersey State, GO Refunding, Series 2001H,
              5.250% 07/01/14...................................  Aa2       AA         $    5,725
   3,840    New Jersey State, Transportation Trust Fund
              Authority, Transportation System Revenue,
              Unrefunded Balance, Series 1995A,
              (MBIA Insured),
              5.500% 06/15/11...................................  Aaa       AAA             4,098
  10,000    New Jersey State, Transportation Trust Fund
              Authority, Transportation Systems Revenue, Series
              1997A,
              5.000% 06/15/14...................................  Aa3       AA-            10,927
   2,035    New Jersey State, Turnpike Authority, Revenue
              Refunding, Series 1972G,
              5.750% 01/01/09...................................  Aaa       AAA             2,259
   4,000    New Jersey, Tobacco Settlement Financing
              Corporation, Revenue, Series 2003,
              6.750% 06/01/39...................................  Baa2      BBB             3,952
                                                                                       ----------
                                                                                           26,961
                                                                                       ----------
            NEW MEXICO -- 2.0%
   3,000    Bernalillo County, New Mexico, Gross Receipts Tax
              Revenue Refunding, Series 1998,
              5.250% 04/01/27...................................  Aa3       AA              3,327
  15,500    Lordburg, New Mexico, PCR Refunding, (Phelps Dodge
              Corporation Project) Series 1993,
              6.500% 04/01/13...................................  Baa3      BBB-           15,768
   6,000    New Mexico State, Highway Community Tax Revenue,
              Series 2000A,
              6.000% 06/15/10...................................  Aa2       AA+             7,090
     545    New Mexico, Mortgage Finance Authority, Single
              Family Mortgage Revenue,
              Series 1997C-2, AMT,
              (GNMA/FNMA/FHLMC COLL),
              5.950% 07/01/17...................................  Aaa       AAA               575

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            NEW MEXICO -- (CONTINUED)
 $ 1,055    New Mexico, Mortgage Finance Authority, Single
              Family Mortgage Revenue, Series 1997E-2, AMT,
              (GNMA/FNMA/ FHLMC COLL),
              5.600% 07/01/17...................................  Aaa       AAA        $    1,111
   2,980    New Mexico, Mortgage Finance Authority, Single
              Family Mortgage Revenue,
              Series 2001B-2, AMT, (GNMA/FNMA/FHLMC COLL),
              6.200% 09/01/32...................................  Aaa       AAA             3,195
   2,495    New Mexico, Mortgage Finance Authority, Single
              Family Mortgage Revenue,
              Series 2002B-2, AMT, (GNMA/FNMA/FHLMC COLL),
              6.350% 03/01/33...................................  Aaa       AAA             2,765
   2,055    New Mexico, Mortgage Finance Authority, Single
              Family Mortgage Revenue,
              Series 2002PG-A-2, (GNMA/FNMA/FHLMC COLL),
              6.450% 03/01/33...................................  Aaa       AAA             2,219
   2,000    Santa Fe, New Mexico, Gross Receipts Tax Revenue,
              Series 1997A,
              (AMBAC Insured),
              5.000% 06/01/08...................................  Aaa       AAA             2,221
                                                                                       ----------
                                                                                           38,271
                                                                                       ----------
            NEW YORK -- 4.4%
   8,500    Dutchess County, New York, Industrial Development
              Agency, Industrial Development Revenue, (IBM
              Project) Series 1999, AMT,
              Mandatory Put 12/01/09 @ 100,
              5.450% 12/01/29...................................  A1        A+              9,554
   7,000    New York City, New York, Municipal Water Finance
              Authority, Water and Sewer System Revenue, Series
              2000B,
              5.125% 06/15/31...................................  Aa2       AA              7,275

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $ 3,500    New York City, New York, Transitional Finance
              Authority Revenue, Future Tax Secured, Series
              2004C,
              5.250% 02/01/18...................................  Aa2       AA+        $    3,886
  10,000    New York City, New York, Transitional Finance
              Authority, Revenue Refunding, Future Tax Secured,
              Series 2002A,
              5.500% 11/01/26...................................  Aa2       AA+            11,407
   5,000    New York State, Dormitory Authority, Revenue, (City
              University Project) Series 1993B,
              5.250% 07/01/06...................................  A3        AA-             5,384
   5,850    New York State, Dormitory Authority, Revenue, (State
              Educational Facilities Project) Series 1993A,
              5.250% 05/15/15...................................  A3        AA-             6,577
   1,000    New York State, Tollway Authority, Highway and
              Bridge Trust Fund Revenue, Series 1995A, (MBIA
              Insured), Prerefunded 04/01/05 @ 102,
              5.600% 04/01/10...................................  Aaa       AAA             1,065
   4,510    New York State, Tollway Authority, Service Contract
              Revenue, (Local Highway and Bridge Project) Series
              2002,
              5.500% 04/01/13...................................  A3        AA-             5,118
   4,000    New York State, Urban Development Corporation,
              Correctional and Youth Facility Services Revenue,
              Series 2002A, Mandatory Put
              1/01/11 @ 100,
              5.000% 01/01/17...................................  A3        AA-             4,416
   3,870    New York, New York, GO, Series 1995D, Prerefunded
              02/15/05 @ 101,
              5.750% 02/15/07...................................  Aaa       A               4,067
   3,500    New York, New York, GO, Series 1997,
              (MBIA Insured),
              6.250% 04/15/07...................................  Aaa       AAA             3,939

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $ 1,700    New York, New York, GO, Series 1997L, (MBIA
              Insured),
              8.000% 08/01/06...................................  Aaa       AAA        $    1,942
   4,565    New York, New York, GO, Unrefunded Balance, Series
              1995D,
              5.750% 02/15/07...................................  A2        A               4,796
   5,000    New York, Triborough Bridge and Tunnel Authority,
              New York Revenue, Refunding, Series 2002,
              (MBIA Insured),
              5.500% 11/15/18...................................  Aaa       AAA             5,854
   8,000    Niagara County, New York, Individual Development
              Agency, Solid Waste Disposal Revenue, Series
              2001B, AMT, Mandatory Put
              11/15/13 @ 100,
              5.550% 11/15/24...................................  Baa1      BBB             8,515
                                                                                       ----------
                                                                                           83,795
                                                                                       ----------
            NORTH CAROLINA -- 1.8%
   4,300    Cary, North Carolina, Water and Public Improvement,
              GO, Series 2001,
              5.000% 03/01/13...................................  Aaa       AAA             4,767
   3,000    Charlotte, North Carolina, Airport Revenue, Series
              1999B, AMT,
              (MBIA Insured),
              6.000% 07/01/24...................................  Aaa       AAA             3,350
   2,000    Cumberland County, North Carolina, GO, Series 1998,
              (FGIC Insured),
              5.000% 03/01/17...................................  Aaa       AAA             2,164
   1,680    North Carolina, Housing Finance Agency,
              (Single-Family Program) Series 1997RR, AMT, (FHA
              Insured),
              5.850% 09/01/28...................................  Aa2       AA              1,753
   4,000    North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Carolina Medicorp, Inc.
              Project) Series 1996,
              5.125% 05/01/16...................................  Aa3       AA-             4,275

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $ 3,505    North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Novant Health, Inc. Project),
              Series 2003A,
              5.000% 11/01/11...................................  Aa3       AA-        $    3,884
   3,135    North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Pitt County Memorial Hospital
              Project) Series 1998A,
              4.400% 12/01/08...................................  Aa3       AA-             3,415
   3,000    North Carolina, Medical Care Commission, Hospital
              Revenue, (Pitt County Memorial Hospital Project)
              Series 1998B,
              5.000% 12/01/18...................................  Aa3       AA-             3,137
   5,000    North Carolina, Medical Care Community Hospital
              Revenue, (Duke University Hospital Project) Series
              1996C, (MBIA-IBC Insured),
              5.250% 06/01/26...................................  Aaa       AAA             5,214
   1,200    Winston-Salem, North Carolina, Water and Sewer
              Systems Revenue Refunding, Series 1997,
              4.600% 06/01/11...................................  Aa2       AAA             1,276
                                                                                       ----------
                                                                                           33,235
                                                                                       ----------
            OHIO -- 3.2%
   6,135    Lorain County, Ohio, Hospital Revenue Refunding,
              (Catholic Healthcare Project) Series 2001A,
              5.625% 10/01/14...................................  A1        AA-             6,800
   3,000    Lorain County, Ohio, Hospital Revenue, (Catholic
              Healthcare Partnerships Project) Series 2001A,
              5.625% 10/01/15...................................  A1        AA-             3,309
   3,000    Lorain County, Ohio, Hospital Revenue, (Catholic
              Healthcare Partnerships Project) Series 2001A,
              5.625% 10/01/16...................................  A1        AA-             3,284

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            OHIO -- (CONTINUED)
 $ 6,060    Montgomery County, Ohio, Hospital Revenue,
              (Kettering Medical Center Project) Series 1999,
              6.500% 04/01/13...................................  A3        BBB+       $    6,832
  10,695    Ohio State Revenue, (New State Infrastructure)
              Series 2002,
              5.000% 06/15/10...................................  Aa3       AA             12,030
   1,000    Ohio State, Building Authority, State Facilities
              Administration Building Fund Revenue, Series
              1994A, (MBIA Insured), Prerefunded 10/01/04 @ 102,
              6.000% 10/01/09...................................  Aaa       AAA             1,045
   5,000    Ohio State, Common Schools, GO, Series 2001A,
              5.000% 06/15/12...................................  Aa1       AA+             5,506
   8,150    Ohio State, Common Schools, GO, Series 2002B,
              4.000% 09/15/08...................................  Aa1       AA+             8,761
   8,000    Ohio State, Revenue, (Major New State
              Infrastructure) Series 2002,
              4.500% 06/15/06...................................  Aa3       AA              8,516
   1,195    Ohio, Housing Finance Agency, Mortgage Revenue,
              (Residential Project)
              Series 1998B-2, AMT, (GNMA COLL),
              4.800% 09/01/07...................................  Aaa       AAA             1,290
   2,500    Scioto County, Ohio, Marine Terminal Revenue
              Refunding, (Norfolk Southern Corporation Project)
              Series 1998,
              5.300% 08/15/13...................................  Baa1      BBB             2,571
                                                                                       ----------
                                                                                           59,944
                                                                                       ----------
            OKLAHOMA -- 0.3%
   4,670    Oklahoma City, Oklahoma, Airport Trust Revenue,
              Series 2000B,
              AMT, (FSA Insured),
              5.375% 07/01/11...................................  Aaa       AAA             5,124
                                                                                       ----------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            OREGON -- 1.4%
 $10,000    Oregon State, Department Administrative Services,
              Certificates of Participation, Series 2002C,
              (MBIA Insured),
              5.250% 11/01/10...................................  Aaa       AAA        $   11,425
  12,400    Oregon State, Department Administrative Services,
              Lottery Revenue Refunding, Series 2004A, (FSA
              Insured),
              5.000% 04/01/13...................................  Aaa       AAA            14,070
     295    Oregon State, GO, (Elderly and Disabled Housing
              Project) Series 1996B,
              5.700% 08/01/16...................................  Aa3       AA-               310
     100    Oregon State, GO, (Elderly and Disabled Housing
              Project) Series 1997A,
              5.050% 08/01/11...................................  Aa3       AA-               106
      20    Oregon State, Housing and Community Services,
              Department Mortgage Revenue, (Single Family
              Mortgage Project) Series 1996A,
              5.500% 07/01/08...................................  Aa2       AA                 22
     120    Oregon State, Housing and Community Services,
              Department Mortgage Revenue, (Single Family
              Mortgage Project) Series 1997H,
              5.150% 07/01/09...................................  Aa2       AA                128
      35    Oregon State, Housing and Community Services,
              Department Mortgage Revenue, (Single Family
              Mortgage Project) Series 1998D,
              4.600% 07/01/07...................................  Aa2       AA                 37
     240    Oregon State, Housing and Community Services,
              Department Mortgage Revenue, (Single Family
              Mortgage Project) Series 2000H, (FHA/VA),
              5.550% 07/01/21...................................  Aa2       AA                253
                                                                                       ----------
                                                                                           26,351
                                                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            PENNSYLVANIA -- 3.7%
 $ 5,000    Allegheny County, Pennsylvania, Airport Revenue
              Refunding, (Pittsburgh International Airport
              Project)
              Series 1997A-1, AMT, (MBIA Insured),
              5.750% 01/01/08...................................  Aaa       AAA        $    5,510
   1,055    Central Dauphin, Pennsylvania, School District, GO,
              Series 1998, (FGIC Insured, State Aid
              Withholding),
              5.000% 06/01/12...................................  Aaa       AAA             1,156
   1,500    Central Dauphin, Pennsylvania, School District, GO,
              Series 1998AA,
              (MBIA Insured, State Aid Withholding),
              5.000% 12/01/13...................................  Aaa       AAA             1,655
  15,000    Delaware Valley, Pennsylvania, Regional Financing
              Authority, Local Government Revenue, Series 2002,
              5.500% 07/01/12...................................  Aa3       AA-            17,203
   1,350    Ligonier Valley, Pennsylvania, School District, GO
              Refunding, Series 1998, (FSA Insured, State Aid
              Withholding),
              5.000% 03/01/13...................................  Aaa       AAA             1,474
   1,000    Pennsylvania State, GO, Series 1995, (AMBAC
              Insured),
              5.000% 11/15/09...................................  Aaa       AAA             1,075
  10,000    Pennsylvania State, GO, Series 2001,
              5.125% 01/15/16...................................  Aa2       AA             10,888
   9,180    Pennsylvania, Housing Finance Agency, Single-Family
              Mortgage Revenue,
              Series 1997A-61, AMT,
              5.450% 10/01/21...................................  Aa2       AA+             9,565
     905    Pennsylvania, Saucon Valley School District, GO,
              Series 1998, (AMBAC Insured, State Aid
              Withholding)
              5.150% 10/15/13...................................  Aaa       AAA               995

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            PENNSYLVANIA -- (CONTINUED)
 $   835    Pennsylvania, Saucon Valley School District, GO,
              Series 1998, (AMBAC Insured, State Aid
              Withholding), Prerefunded 04/15/08 @ 100,
              5.150% 10/15/13...................................  Aaa       AAA        $      930
     880    Pennsylvania, Saucon Valley School District, GO,
              Series 1998, (AMBAC Insured, State Aid
              Withholding), Prerefunded 4/15/08 @ 100,
              5.200% 10/15/14...................................  Aaa       AAA               982
     950    Pennsylvania, Saucon Valley School District,
              Unrefunded Balance, Series 1998, (AMBAC State Aid
              Withholding),
              5.200% 10/15/14...................................  Aaa       AAA             1,047
   2,500    Philadelphia, Pennsylvania, Industrial Development
              Authority, IDR Refunding, (Ashland Oil Inc.
              Project) Series 1993,
              5.700% 06/01/05...................................  Baa2      BBB             2,582
     780    Scranton, Pennsylvania, School District, GO, Series
              1998, (AMBAC Insured, State Aid Withholding),
              4.750% 04/01/08...................................  Aaa       AAA               856
     235    Scranton, Pennsylvania, School District, GO,
              Unrefunded Balance, Series 1998, (AMBAC Insured,
              State Aid Withholding),
              4.750% 04/01/08...................................  Aaa       AAA               258
     595    Scranton, Pennsylvania, School District, GO,
              Unrefunded Balance, Series 1998, (AMBAC Insured,
              State Aid Withholding),
              5.200% 04/01/11...................................  Aaa       AAA               655

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            PENNSYLVANIA -- (CONTINUED)
 $ 1,895    Scranton, Pennsylvania, School District, GO,
              Unrefunded Balance, Series 1998, (AMBAC Insured,
              State Aid Withholding), Prerefunded
              04/01/08 @ 100,
              5.200% 04/01/11...................................  Aaa       AAA        $    2,114
   1,175    Tunkhannock, Pennsylvania, Area School District, GO,
              Series 1998, (AMBAC Insured, State Aid
              Withholding),
              5.100% 07/15/12...................................  Aaa       AAA             1,284
   1,245    Tunkhannock, Pennsylvania, Area School District, GO,
              Series 1998, (AMBAC Insured, State Aid
              Withholding),
              5.150% 07/15/14...................................  Aaa       AAA             1,363
   1,845    Tyrone, Pennsylvania, Area School District, GO,
              Series 1998, (MBIA State Aid Withholding),
              5.000% 09/15/13...................................  Aaa       AAA             2,031
   5,900    Westmoreland County, Pennsylvania, Industrial
              Development Authority, Revenue, (Valley Landfill
              Project) Series 1993, Mandatory Put 05/01/09 @
              100,
              5.100% 05/01/18...................................  Baa2      BBB             6,329
                                                                                       ----------
                                                                                           69,952
                                                                                       ----------
            PUERTO RICO -- 0.5%
   1,000    Puerto Rico, Electric Power Authority, Power Revenue
              Refunding, Series 1995Z,
              5.250% 07/01/07...................................  A3        A-              1,065
   7,365    Puerto Rico, Public Buildings Authority Revenue
              Refunding, Series 2003H,
              (FGIC Insured),
              5.500% 07/01/16...................................  Aaa       AAA             8,661
                                                                                       ----------
                                                                                            9,726
                                                                                       ----------
            RHODE ISLAND -- 0.0%+
      55    Rhode Island State, GO, Series 1992A,
              5.400% 08/01/06...................................  Aa3       AA-                56
                                                                                       ----------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- 1.0%
 $ 3,600    Cherokee County, South Carolina, School District
              Number 001, GO, Series 1997, (SCSDE),
              5.000% 03/01/16...................................  Aa1       AA+        $    3,879
   3,210    Greenville Hospital Systems of South Carolina,
              Hospital Facilities Revenue, Series 1996B,
              (GTY-AGMT),
              5.500% 05/01/08...................................  Aa3       AA              3,459
   5,160    South Carolina, Piedmont Municipal Power Agency,
              Electric Revenue, Series 1996B, (FGIC Insured),
              6.000% 01/01/07...................................  Aaa       AAA             5,706
   5,890    York County, South Carolina, Exempt Facilities IDR,
              (Hoechst Celanese Corporation Project) Series
              1994, AMT,
              5.700% 01/01/24...................................  Baa2      BBB             5,742
                                                                                       ----------
                                                                                           18,786
                                                                                       ----------
            SOUTH DAKOTA -- 0.8%
   2,000    South Dakota State, Building Authority, Lease
              Revenue, Series 1996A, (AMBAC Insured),
              5.750% 12/01/05...................................  Aaa       AAA             2,146
   1,335    South Dakota State, Health and Educational
              Facilities Authority, Revenue, (Rapid City
              Regional Hospital Project) Series 1976,
              7.750% 09/01/07...................................  Aaa       AAA             1,485
  11,000    South Dakota, Education Loans Inc., Student Loan
              Revenue, Series 1998, AMT, (GTD STD LNS),
              4.950% 06/01/10...................................  Aaa       AAA            11,804
                                                                                       ----------
                                                                                           15,435
                                                                                       ----------
            TENNESSEE -- 2.9%
   1,940    Fayetteville and Lincoln, Tennessee, Industrial
              Development Board Revenue, (Franke Inc. Project)
              Series 1997, (CoreStates Bank N.A. LOC),
              5.250% 06/01/04...................................  Aa3       AA-             1,952

                       SEE NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $ 5,000    Knox County, Tennessee, GO Refunding, Series 2001,
              5.000% 04/01/09...................................  Aa2       AA         $    5,592
   5,000    Knox County, Tennessee, Health Educational and
              Housing Facilities Board, Revenue, (University
              Health System Inc. Project) Series 1999,
              5.625% 04/01/29...................................  Baa1      BBB+            5,123
   6,180    Memphis-Shelby County, Tennessee, Airport Authority,
              Special Facilities and Project Revenue Refunding,
              (Federal Express
              Corporation Project) Series 1997,
              5.350% 09/01/12...................................  Baa2      BBB             6,666
   5,000    Memphis-Shelby County, Tennessee, Airport Authority,
              Special Facilities Revenue Refunding, (Federal
              Express Corporation Project) Series 2001,
              5.000% 09/01/09...................................  Baa2      BBB             5,430
   7,470    Metropolitan Government, Nashville and Davidson
              County, Tennessee, GO Refunding, Series 2003A&B,
              5.250% 10/15/07...................................  Aa2       AA              8,323
   1,000    Metropolitan Government, Nashville and Davidson
              County, Tennessee, Health and Educational
              Facilities Board, Improvement
              Revenue Refunding, (Meharry Medical College
              Project) Series 1996,
              (AMBAC Insured),
              6.000% 12/01/08...................................  Aaa       AAA             1,160
   6,450    Shelby County, Tennessee, GO Refunding, Series
              1997B,
              5.500% 08/01/08...................................  Aa2       AA+             7,318

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $ 8,000    Shelby County, Tennessee, Health Educational and
              Housing Facilities Board Revenue, (St. Jude's
              Children's Research Project)
              Series 1999,
              5.375% 07/01/24...................................  Aa2       AA         $    8,318
   1,190    Tennessee State, Housing Development Agency,
              Revenue, Series 1998, AMT,
              4.950% 07/01/10...................................  Aa2       AA              1,292
   4,000    Tennessee, Gas Revenue, (Tennergy Corporation
              Project) Series 1999, (MBIA Insured),
              5.000% 06/01/05...................................  Aaa       AAA             4,178
                                                                                       ----------
                                                                                           55,352
                                                                                       ----------
            TEXAS -- 14.7%
   2,175    Aldine, Texas, Independent School District, GO
              Refunding, Series 1997, (PSF-GTD),
              2.090%& 02/15/07..................................  Aaa       AAA             2,049
   1,500    Birdville, Texas, Independent School District, GO
              Refunding, Series 1997B, (PSF-GTD Insured),
              5.000% 02/15/07...................................  Aaa       AAA             1,629
   6,030    Brazos, Texas, PCR, Revenue Refunding, (Texas
              University Electric Company Project) Series 2001,
              5.750% 05/01/36...................................  Baa2      BBB             6,527
   2,575    Carrollton, Texas, Farmers Branch Independent School
              District, GO, Series 1996, (PSF-GTD), Prerefunded
              02/15/06 @ 100,
              5.700% 02/15/17...................................  Aaa       AAA             2,773
   4,030    Colorado River, Texas, Municipal Water Revenue
              Refunding, Series 2003,
              (AMBAC Insured),
              5.000% 01/01/12...................................  Aaa       AAA             4,504

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 1,455    Coppell, Texas, Waterworks and Sewer System Revenue,
              Series 2001,
              5.000% 09/01/09...................................  Aaa       AAA        $    1,584
   7,300    Dallas, Texas, Waterworks & Sewer Systems, Revenue
              Refunding, Series 2001,
              5.000% 10/01/16...................................  Aa2       AA+             7,930
   5,000    Dallas-Fort Worth, Texas, International Airport
              Revenue, Series 2003A, (FSA Insured)
              5.500% 11/01/17...................................  Aaa       AAA             5,492
   1,485    Duncanville, Texas, Independent School District, GO
              Refunding, Series 1993, (PSF-GTD Insured),
              5.200% 02/15/09...................................  Aaa       AAA             1,664
   2,190    Fort Worth, Texas, Higher Education Financial
              Corporation, Higher Education Revenue, (Texas
              Christian University Project) Series 1997,
              5.000% 03/15/17...................................  Aa3       AA-             2,350
   1,050    Galena Park, Texas, Independent School District, GO,
              Series 1997, (PSF-GTD),
              5.000% 08/15/21...................................  Aaa       AAA             1,095
   3,000    Galveston, Texas, Special Contract Revenue
              Refunding, (Farmland Industries Inc. Project)
              Series 1998,
              5.500% 05/01/15...................................  Caa2      CCC             2,557
   3,120    Garland, Texas, Certificates of Obligation, GO,
              Series 2000,
              5.500% 02/15/12...................................  Aa2       AA              3,509
  10,650    Guadalupe Blanco River Authority, Texas, Sewer and
              Solid Waste Disposal Facility, Revenue, (E.I.
              duPont de Nemours and Company Project) Series
              1999, AMT,
              5.500% 05/01/29...................................  Aa3       AA-            11,082

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 1,000    Harris County, Texas, Certificates of Obligation GO,
              Series 1992,
              6.000% 12/15/10...................................  Aa1       AA+        $    1,189
   1,055    Harris County, Texas, Criminal Justice Center GO,
              Series 1996,
              5.400% 10/01/10...................................  Aa1       AA+             1,152
   2,730    Harris County, Texas, GO, Series 1996,
              5.150% 10/01/07...................................  Aa1       AA+             2,964
   1,000    Harris County, Texas, GO, Series 1996,
              5.375% 10/01/09...................................  Aa1       AA+             1,091
  10,990    Harris County, Texas, GO, Series 2001,
              5.000% 10/01/12...................................  Aa1       AA+            12,211
   2,350    Harris County, Texas, Health Facilities Development
              Authority, Hospital Revenue Refunding, (Texas
              Children's Hospital Project)
              Series 1995, (MBIA Insured, Escrowed to Maturity),
              6.000% 10/01/05...................................  Aaa       AAA             2,513
   5,000    Harris County, Texas, Health Facilities Development
              Authority, Revenue, Series 1999A, (MBIA Insured),
              5.375% 07/01/19...................................  Aaa       AAA             5,358
   5,790    Harris County, Texas, Health Facility Development
              Corporation, Revenue, Series 1999A, (MBIA
              Insured),
              5.625% 07/01/11...................................  Aaa       AAA             6,509
   7,000    Houston, Texas, Airport System Revenue, Sub-Lien,
              Series 1998B, AMT, (FGIC Insured),
              5.250% 07/01/12...................................  Aaa       AAA             7,599
   6,755    Houston, Texas, Airport System Revenue, Sub-Lien,
              Series 2000A, AMT, (FSA Insured),
              6.000% 07/01/09...................................  Aaa       AAA             7,715
   5,000    Houston, Texas, Airport Systems Revenue, Sub-Lien,
              Series 2002,
              (FSA Insured),
              5.000% 07/01/27...................................  Aaa       AAA             5,163

                       SEE NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 7,320    Houston, Texas, GO, Series 2001A, (FSA Insured),
              5.500% 03/01/10...................................  Aaa       AAA        $    8,387
   5,800    Houston, Texas, Water Systems Revenue, Series 1979,
              6.400% 12/01/14...................................  Aaa       AAA             6,879
   3,600    Jefferson County, Texas, Health Facilities
              Development Corporation, Revenue, (Baptist
              Hospitals Project) Series 2001,
              (AMBAC Insured),
              5.200% 08/15/21...................................  Aaa       AAA             3,803
   1,680    Keller, Texas, Independent School District, GO,
              Series 1993, (PSF-GTD Insured) Prerefunded
              02/15/06 @ 100,
              5.600% 08/15/07...................................  Aaa       AAA             1,807
   1,000    Lewisville, Texas, Independent School District, GO,
              Series 1997,
              (PSF-GTD),
              6.750% 08/15/08...................................  Aaa       AAA             1,180
   6,470    Lubbock, Texas, Health Facilities Development
              Revenue, (St. Joseph Health Systems Project)
              Series 1998, (FSA-CR Insured),
              5.000% 07/01/06...................................  Aaa       AAA             6,959
   1,700    Midlothian, Texas, Independent School District, GO
              Refunding, Series 1995, (PSF-GTD Insured),
              5.200% 02/15/13...................................  Aaa       AAA             1,802
   5,210    North Central Texas, Health Facilities Development
              Corporation, Revenue Refunding, (Baylor Healthcare
              Systems Project) Series 1995, (AMBAC-TCRS
              Insured),
              5.500% 05/15/13...................................  Aaa       AAA             5,666

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 5,000    North Central, Texas, Health Facilities Development
              Corporation, Health Facilities Revenue,
              (Presbyterian Healthcare Residential Project)
              Series 1996B, (MBIA Insured),
              5.500% 06/01/16...................................  Aaa       AAA        $    5,854
   1,245    Pasadena, Texas, Independent School District, GO,
              Series 1998,
              (PSF-GTD),
              5.000% 02/15/11...................................  Aaa       AAA             1,315
   4,000    Plano, Texas, Independent School District, GO
              Refunding, Series 2001, (PSF-GTD Insured),
              5.000% 02/15/09...................................  Aaa       AAA             4,451
   2,110    Richardson, Texas, GO Refunding, Series 1998,
              5.250% 02/15/07...................................  Aa1       AA+             2,308
   2,995    Sabine River Authority, Texas PCR, (TXU Electric
              Company Project), Series 2001B,
              5.750% 05/01/30...................................  Baa2      BBB             3,261
   8,355    Sam Rayburn, Texas, Municipal Power Agency, Revenue
              Refunding, Series 2002,
              5.500% 10/01/11...................................  Baa2      BBB-            9,200
   5,000    San Antonio, Texas, Electric and Gas Revenue
              Refunding, Series 2002,
              5.000% 02/01/10...................................  Aa1       AA+             5,588
  10,210    San Antonio, Texas, Electric and Gas Revenue
              Refunding, Series 2002,
              5.375% 02/01/15...................................  Aa1       AA+            11,646
   8,000    San Antonio, Texas, General Improvement District, GO
              Refunding,
              Series 2001,
              5.000% 08/01/10...................................  Aa2       AA+             8,988

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 1,060    San Benito, Texas, Consolidated Independent School,
              GO Refunding, Series 1996, (PSF-GTD Insured),
              5.000% 08/01/07...................................  Aaa       AAA        $    1,134
   3,805    Tarrant County, Texas, Health Facilities Development
              Corporation, Health Systems Revenue, (Texas Health
              Resources Systems Project) Series 1997A, (MBIA
              Insured),
              5.750% 02/15/10...................................  Aaa       AAA             4,284
   5,000    Tarrant County, Texas, Health Facilities Development
              Corporation, Health Systems Revenue, (Texas Health
              Resources Systems Project) Series 1997A, (MBIA
              Insured),
              5.250% 02/15/17...................................  Aaa       AAA             5,343
   3,200    Texas A&M University, Financing Systems Revenue,
              Series 1995,
              5.950% 05/15/05...................................  Aa1       AA+             3,369
   6,800    Texas State, Texas Public Financing Authority, GO
              Refunding, Series 1996B, Prerefunded 10/01/06 @
              100,
              5.300% 10/01/07...................................  Aa1       AA              7,409
   5,000    Texas State, Turnpike Authority, Dallas North
              Tollway Revenue, (President George Bush Turnpike
              Project) Series 1995, (FGIC Insured),
              5.000% 01/01/25...................................  Aaa       AAA             5,130
   1,000    Texas State, Veterans Housing Assistance, GO, Series
              1994B-4, AMT,
              6.100% 12/01/06...................................  Aa1       AA              1,025
  10,910    Texas State, Water Development GO, Series 1997D,
              5.000% 08/01/19...................................  Aa1       AA             11,509

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 5,000    Texas, Alliance Airport Authority Inc., Facilities
              Revenue, (Federal Express Corporation Project)
              Series 1996,
              6.375% 04/01/21...................................  Baa2      BBB        $    5,335
   2,000    Texas, Municipal Power Agency, Revenue Refunding,
              Series 1994,
              (FGIC Insured),
              5.000% 09/01/08...................................  Aaa       AAA             2,027
   2,000    Texas, Municipal Power Agency, Revenue Refunding,
              Series 1994,
              (FGIC Insured),
              5.000% 09/01/09...................................  Aaa       AAA             2,029
   6,000    Texas, Red River Authority, PCR Refunding, Series
              1991, (AMBAC Insured),
              5.200% 07/01/11...................................  Aaa       AAA             6,282
   2,000    Texas, Southwest Higher Education Authority Inc.,
              Higher Education Revenue Refunding, (Southern
              Methodist University Project) Series 1995, (FSA
              Insured),
              5.125% 10/01/16...................................  Aaa       AAA             2,151
     500    Texas, United Independent School District, GO,
              Series 1995, (PSF-GTD Insured),
              5.500% 08/15/08...................................  Aaa       AAA               545
   7,600    Texas, University of Texas Revenue Refunding, Series
              2003B,
              5.250% 08/15/12...................................  Aaa       AAA             8,675
   2,000    Texas, University of Texas Revenue, Series 2004B,
              5.250% 08/15/16...................................  Aaa       AAA             2,276

                       SEE NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 4,500    Travis County, Texas, Health Facilities Development
              Corporation, Revenue, (Ascension Health Credit
              Project) Series 1999A, (AMBAC Insured),
              Prerefunded 11/15/09 @ 101,
              5.875% 11/15/24...................................  Aaa       AAA        $    5,304
   4,000    Travis County, Texas, Housing Finance Authority,
              Multi-Family Housing Revenue, (Lakeview Apartments
              Project) Series 2001A,
              6.250% 07/01/22...................................  B3        B-              3,204
   1,900    West University Place, Texas, GO Refunding, Series
              1998, (MBIA Insured),
              5.100% 02/01/12...................................  Aaa       AAA             2,073
                                                                                       ----------
                                                                                          276,407
                                                                                       ----------
            UTAH -- 1.9%
   2,145    Cache County, Utah, School District, GO Refunding,
              (Utah School Board Guaranty Program) Series 1997,
              (SCH BD GTY),
              5.500% 06/15/07...................................  Aaa       AAA             2,388
   1,000    Iron County, Utah, School District, GO, Series 1994,
              (MBIA Insured),
              Prerefunded 01/15/05 @ 100,
              6.000% 01/15/06...................................  Aaa       AAA             1,039
  11,100    Tooele County, Utah, Hazardous Waste Treatment
              Revenue, (Union Pacific Project) Series 1992, AMT,
              5.700% 11/01/26...................................  Baa2      BBB            11,275
   5,000    Utah State, Building Ownership Authority, Lease
              Revenue Refunding, Series 1998, (FSA Insured),
              5.500% 05/15/14...................................  Aaa       AAA             5,795
  10,000    Utah State, GO Refunding, Series 2002B,
              5.375% 07/01/11...................................  Aaa       AAA            11,579

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            UTAH -- (CONTINUED)
 $    45    Utah State, Housing Finance Agency, Single Family
              Mortgage Revenue, Series 1996, (FHA/VA Mortgages),
              5.750% 07/01/07...................................  Aaa       AA         $       49
   2,500    Utah State, Student Loan Revenue, Series 1995N, AMT,
              (AMBAC Insured, GTD STD LNS),
              5.900% 11/01/07...................................  Aaa       AAA             2,662
     370    Utah, Intermountain Power Agency, Power Supply
              Revenue, Series 1993A,
              5.000% 07/01/04...................................  A1        A+                373
     345    Utah, Intermountain Power Agency, Power Supply
              Revenue, Series 1993A,
              5.000% 07/01/04...................................  A1        A+                348
                                                                                       ----------
                                                                                           35,508
                                                                                       ----------
            VERMONT -- 0.1%
   1,000    Vermont, Municipal Bond Bank, Revenue, Series
              1996-1, (AMBAC Insured, GO of Bond Bank),
              5.700% 12/01/10...................................  Aaa       AAA             1,115
                                                                                       ----------
            VIRGINIA -- 0.5%
     975    Chesterfield County, Virginia, Improvement GO
              Refunding, Series 1991,
              6.250% 07/15/05...................................  Aaa       AAA             1,009
   5,240    Norfolk, Virginia, GO Refunding, Series 1994, (State
              Aid Withholding),
              5.200% 06/01/07...................................  A1        AA              5,329
   3,000    Virginia Beach, Virginia, GO Refunding, Series 1993,
              5.100% 07/15/05...................................  Aa1       AA+             3,152
                                                                                       ----------
                                                                                            9,490
                                                                                       ----------
            WASHINGTON -- 6.7%
   1,830    Chelan County, Washington, Public Utilities District
              No. 001, Constructive Systems Revenue, Series
              1988A,
              5.900% 07/01/13...................................  Aa2       AA              1,873

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 2,655    Chelan County, Washington, Public Utilities District
              No. 1, Hydro Conservative Systems Revenue, Series
              1997A, AMT, Mandatory Put 07/01/07 @ 100,
              4.850% 07/01/32...................................  Aa2       AA         $    2,845
   1,805    Clark County, Washington, School District Number 117
              Camas, GO Refunding, Series 1998, (AMBAC Insured),
              5.000% 12/01/12...................................  Aaa       AAA             2,031
   1,140    Jefferson County, Washington, School District No.
              49, GO, Series 1998, (FSA Insured),
              5.000% 12/01/07...................................  Aaa       AAA             1,259
   6,150    King and Snohomish Counties, Washington, GO
              Refunding, Series 1993, (FGIC Insured),
              5.600% 12/01/10...................................  Aaa       AAA             7,146
     970    King County, Washington, GO Prerefunded Revenue,
              Series 2002
              5.500% 12/01/13...................................  Aa1       AA+             1,138
   1,000    King County, Washington, GO Refunding, Series 1998B,
              4.750% 01/01/17...................................  Aa1       AA+             1,035
   3,000    King County, Washington, GO, Series 1997D,
              5.550% 12/01/08...................................  Aa1       AA+             3,392
   1,000    King County, Washington, GO, Series 1997D,
              5.750% 12/01/11...................................  Aa1       AA+             1,140
   9,030    King County, Washington, Unrefunded Revenue, Series
              2002,
              5.500% 12/01/13...................................  Aa1       AA+            10,560
   1,000    Kitsap County, Washington, Sewer Revenue, Series
              1996, (MBIA Insured), Crossover Refunded 07/01/06
              @ 100,
              5.600% 07/01/08...................................  Aaa       AAA             1,083

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 2,500    Northwest, Washington, Revenue, (Energy Wind
              Project), Series 2001B,
              6.000% 07/01/23...................................  A3        A-         $    2,628
   5,000    Port Seattle, Washington, Passenger Facility Charge
              Revenue, Series 1998, AMT, (AMBAC Insured),
              5.250% 12/01/09...................................  Aaa       AAA             5,516
   3,205    Port Seattle, Washington, Revenue, Series 1996-B,
              AMT, (FGIC Insured),
              5.100% 09/01/05...................................  Aaa       AAA             3,369
   3,780    Port Seattle, Washington, Revenue, Series 1996-B,
              AMT, (FGIC Insured),
              6.000% 09/01/08...................................  Aaa       AAA             4,293
   1,000    Seattle, Washington, Municipal Light and Power
              Revenue Refunding,
              Series 1993,
              5.000% 05/01/04...................................  Aa3       A+              1,003
  10,365    Seattle, Washington, Municipal Light and Power
              Revenue Refunding, Series 2001
              5.250% 03/01/11...................................  Aaa       AAA            11,773
   1,500    Skagit County, Washington, Conservative School
              District No. 320, GO, Series 1994, Prerefunded
              12/01/04 @ 100,
              6.850% 12/01/10...................................  Aaa       AAA             1,558
   8,000    Snohomish County, Washington, School District Number
              002 Everett, GO, Series 1998A, (MBIA Insured),
              5.500% 12/01/11...................................  Aaa       AAA             9,294
   1,975    Spokane County, Washington, School District Number
              354 Mead, GO, Series 1998, (FGIC Insured),
              5.000% 12/01/09...................................  Aaa       AAA             2,222

                       SEE NOTES TO FINANCIAL STATEMENTS.
 110

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 7,800    Spokane County, Washington, School District Number
              354 Mead, GO, Series 1998, (FGIC Insured),
              5.500% 12/01/10...................................  Aaa       AAA        $    9,026
   1,600    Spokane County, Washington, School District Number
              354 Mead, GO, Series 1998, (FGIC Insured),
              5.250% 12/01/11...................................  Aaa       AAA             1,832
   2,195    Tacoma, Washington, Electric Systems Revenue, Series
              1992, (AMBAC Insured),
              5.900% 01/01/05...................................  Aaa       AAA             2,204
   1,000    Vancouver, Washington, Water and Sewer Revenue,
              Series 1995, (FGIC Insured), Prerefunded 06/01/05
              @ 100,
              5.850% 06/01/11...................................  Aaa       AAA             1,055
   6,645    Washington State, GO Refunding, Series 1997R-98A,
              5.000% 07/01/15...................................  Aa1       AA              7,129
   3,330    Washington State, GO, Series 1998C,
              5.500% 07/01/09...................................  Aa1       AA              3,808
   3,000    Washington State, Public Power Supply Systems
              Revenue Refunding, (Nuclear Number 1 Project)
              Series 1996A, (MBIA Insured),
              6.000% 07/01/06...................................  Aaa       AAA             3,292
   5,150    Washington State, Public Power Supply Systems
              Revenue Refunding, (Nuclear Project Number 1)
              Series 1996A, (AMBAC Insured),
              6.000% 07/01/05...................................  Aaa       AAA             5,455
   1,150    Washington State, Public Power Supply Systems
              Revenue Refunding, Series 1993A,
              5.800% 07/01/07...................................  Aa1       AA-             1,289
   3,000    Washington State, Public Power Supply Systems
              Revenue Refunding, Series 1993B, (FSA Insured),
              5.400% 07/01/05...................................  Aaa       AAA             3,156

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 8,000    Washington State, Public Power Supply Systems
              Revenue Refunding, Series 1996A, (AMBAC Insured),
              5.500% 07/01/04...................................  Aaa       AAA        $    8,088
   2,165    Washington, Conservation and Renewable Energy
              Systems, Conservation Project Revenue, Series
              1994, Prerefunding 10/01/04 @ 102,
              6.200% 10/01/08...................................  Aa1       AA-             2,264
                                                                                       ----------
                                                                                          123,756
                                                                                       ----------
            WEST VIRGINIA -- 0.7%
   3,980    West Virginia State, Hospital Finance Authority,
              Hospital Revenue Refunding, (Charleston Area
              Medical Center Project) Series 1993A,
              6.500% 09/01/23...................................  A2        A               4,944
   1,000    West Virginia State, Hospital Finance Authority,
              Hospital Revenue Refunding, (Charleston Area
              Medical Center Project) Series 1995A,
              (MBIA Insured),
              5.750% 09/01/13...................................  Aaa       AAA             1,074
   1,265    West Virginia State, Hospital Finance Authority,
              Revenue, (Charleston Medical Center Project),
              Series 2000, Prerefunded
              09/01/10 @ 101,
              6.750% 09/01/22...................................  A2        A               1,419
   5,235    West Virginia State, Hospital Finance Authority,
              Revenue, (Charleston Medical Center Project),
              Unrefunded Balance, Series 2000, Prerefunded
              9/01/10 @ 101,
              6.750% 09/01/22...................................  A2        A               6,463
                                                                                       ----------
                                                                                           13,900
                                                                                       ----------
            WISCONSIN -- 2.8%
   2,500    Milwaukee County, Wisconsin, GO, Series 2001A,
              5.000% 10/01/12...................................  Aa3       AA              2,776

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            WISCONSIN -- (CONTINUED)
 $ 2,500    Milwaukee County, Wisconsin, GO, Series 2001A,
              5.000% 10/01/13...................................  Aa3       AA         $    2,760
  10,385    Milwaukee, Wisconsin, GO Refunding, Series 2002A,
              (FSA Insured), 5.250% 09/01/15....................  Aaa       AAA            11,852
   5,790    Milwaukee, Wisconsin, Metropolitan Sewer District,
              GO Refunding, Series 1997A,
              5.125% 10/01/16...................................  Aa1       AA+             6,268
   1,000    Winneconne, Wisconsin, Community School District, GO
              Refunding, Series 1998, (FSA Insured),
              4.900% 04/01/10...................................  Aaa       AAA             1,080
   1,050    Winneconne, Wisconsin, Community School District, GO
              Refunding, Series 1998, (FSA Insured),
              5.000% 04/01/11...................................  Aaa       AAA             1,147
   1,100    Winneconne, Wisconsin, Community School District, GO
              Refunding, Series 1998, (FSA Insured),
              5.000% 04/01/12...................................  Aaa       AAA             1,202
   4,745    Wisconsin State, GO, Series 1996A,
              5.000% 05/01/16...................................  Aa3       AA-             5,003
   4,725    Wisconsin State, GO, Series 2002A,
              5.000% 05/01/07...................................  Aa3       AA-             5,163
   7,615    Wisconsin State, Health and Educational Facilities
              Authority, Revenue, (Aurora Health Care Inc.
              Project) Series 1999A,
              5.600% 02/15/29...................................  Baa1      BBB+            7,686

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS            VALUE
  (000)                                                              (UNAUDITED)          (000)
--------------------------------------------------------------------------------------------------
            WISCONSIN -- (CONTINUED)
 $ 5,000    Wisconsin, Badger TOB Asset Securitization
              Corporation, Asset Backed Revenue, Series 2002,
              6.000% 06/01/17...................................  Baa2      BBB        $    4,819
   2,735    Wisconsin, Housing and Economic Development
              Authority, Revenue, Series 1997G,
              5.350% 03/01/12...................................  Aa2       AA              2,913
                                                                                       ----------
                                                                                           52,669
                                                                                       ----------
            WYOMING -- 0.8%
   3,700    Natrona County, Wyoming, Hospital Revenue Refunding,
              (Wyoming Medical Center Project) Series 1998,
              (AMBAC Insured),
              5.250% 09/15/06...................................  Aaa       AAA             3,897
   1,275    Wyoming, Building Corporation Revenue, Series 1998,
              (AMBAC Insured),
              5.200% 10/01/11...................................  Aaa       AAA             1,426
   3,825    Wyoming, Community Development Authority,
              Multi-Family Mortgage Revenue, (Aspen Court
              Apartments Project) Series 1999A,
              (Bank One Arizona N.A. LOC), Mandatory Put
              12/01/08 @ 100,
              4.750% 12/01/30...................................  A1        A+              3,912
   5,000    Wyoming, Student Loan Corporation Student Loan
              Revenue, Series 1997B, (GTD STD LNS),
              5.000% 12/01/06...................................  Aa2       AA              5,339
                                                                                       ----------
                                                                                           14,574
                                                                                       ----------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $1,753,898).....................................................    1,860,128
                                                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 112

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


 SHARES                                                                       VALUE
  (000)                                                                       (000)
--------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 0.9%
              (Cost $17,410)
  17,410    Nations Tax-Exempt Reserves, Capital Class#.................   $   17,410
                                                                           ----------
            TOTAL INVESTMENTS
              (Cost $1,771,308*)..............................      99.4%   1,877,538
                                                                           ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................       0.6%
            Receivable for Fund shares sold.............................   $    2,277
            Dividends receivable........................................           11
            Interest receivable.........................................       25,769
            Receivable from investment advisor..........................           14
            Payable for Fund shares redeemed............................       (1,153)
            Investment advisory fee payable.............................         (463)
            Administration fee payable..................................         (355)
            Shareholder servicing and distribution fees payable.........          (18)
            Distributions payable.......................................       (6,142)
            Payable for investment securities purchased.................       (8,157)
            Accrued Trustees' fees and expenses.........................          (54)
            Accrued expenses and other liabilities......................         (316)
                                                                           ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................       11,413
                                                                           ----------
            NET ASSETS........................................     100.0%  $1,888,951
                                                                           ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    2,178
            Accumulated net realized gain on investments sold...........        1,443
            Net unrealized appreciation of investments..................      106,230
            Paid-in capital.............................................    1,779,100
                                                                           ----------
            NET ASSETS..................................................   $1,888,951
                                                                           ==========

                                                                             VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,838,690,388 / 176,745,633 shares outstanding).........       $10.40
                                                                           ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($39,198,091 / 3,768,282 shares outstanding)..............       $10.40
                                                                           ==========

            Maximum sales charge........................................        3.25%
            Maximum offering price per share............................       $10.75

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($5,092,402 / 489,655 shares outstanding).................       $10.40
                                                                           ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($5,969,781 / 573,861 shares outstanding).................       $10.40
                                                                           ==========

---------------

 * Federal income tax information (see Note 7).

 **The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 & Zero coupon security. The rate shown reflects the yield to maturity.

 + Amount represents less than 0.1%

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

MBIA                                               17.90%

Nations Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Transportation Revenue                            12.07%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.8%
            ALABAMA -- 3.2%
 $ 2,130    Birmingham, Alabama, GO Refunding, Series 2003,
              (AMBAC Insured),
              5.250% 06/01/17...................................  Aaa       AAA        $  2,382
   5,000    Huntsville, Alabama, Health Care Authority, Revenue,
              Series 2001A,
              5.750% 06/01/31...................................  A2        A             5,302
   1,430    Jefferson County, Alabama, Sewer Revenue Refunding,
              Series 1997A, (FGIC Insured), Prerefunded 02/01/07
              @ 101,
              5.625% 02/01/22...................................  Aaa       AAA           1,591
     570    Jefferson County, Alabama, Sewer Revenue Refunding,
              Series 1997A, Unrefunded Balance, (FGIC Insured),
              5.625% 02/01/22...................................  Aaa       AAA             619
   1,020    Jefferson County, Alabama, Sewer Revenue, Series
              1997A, (FGIC Insured),
              5.625% 02/01/18...................................  Aaa       AAA           1,121
   2,580    Jefferson County, Alabama, Sewer Revenue, Series
              1997A, (FGIC Insured), Prerefunded 02/01/07 @ 101,
              5.625% 02/01/18...................................  Aaa       AAA           2,878
   1,000    McIntosh, Alabama, Industrial Development Board,
              Environmental Improvement Revenue, Series 1998C,
              5.375% 06/01/28...................................  A2        A             1,021
   7,750    Phoenix County, Alabama, Industrial Development
              Board, Environmental Import Revenue Refunding,
              (Mead Coated Board Project) Series 1998B,
              (GTY-AGMT),
              5.250% 04/01/28...................................  Baa2      BBB           7,625
                                                                                       --------
                                                                                         22,539
                                                                                       --------
            ALASKA -- 3.1%
   1,250    Alaska State, International Airport Revenue, Series
              2002B, (AMBAC Insured),
              5.500% 10/01/11...................................  Aaa       AAA           1,445

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ALASKA -- (CONTINUED)
 $ 1,000    Anchorage, Alaska, Electric Utilities Revenue
              Refunding, Senior Lien, Series 1993, (MBIA
              Insured),
              8.000% 12/01/09...................................  Aaa       AAA        $  1,278
   7,000    Anchorage, Alaska, Electric Utilities Revenue,
              Senior Lien, Series 1996B, (MBIA Insured),
              5.500% 02/01/26...................................  Aaa       AAA           7,485
  15,000    North Slope Borough, Alaska, Capital Appreciation
              GO, Series 2000B, (MBIA Insured),
              3.530%& 06/30/11..................................  Aaa       AAA          11,639
                                                                                       --------
                                                                                         21,847
                                                                                       --------
            ARIZONA -- 0.6%
   1,000    Arizona, University Medical Center Corporation,
              Hospital Revenue Refunding, Series 2004, (GO of
              University),
              5.250% 07/01/13...................................  A3        BBB+          1,101
   5,000    Tucson and Pima County, Arizona, Industrial
              Development Authority, Single-Family Mortgage
              Revenue, Series 1983A,
              4.160%& 12/01/14..................................  Aaa       AAA           3,223
                                                                                       --------
                                                                                          4,324
                                                                                       --------
            ARKANSAS -- 0.2%
   1,300    Arkansas State, Development Finance Authority,
              Revolving Loan Fund, Wastewater Systems Revenue,
              Series 1996A, Prerefunded 06/01/06 @ 101,
              5.700% 12/01/12...................................  Aa2       AA            1,427
                                                                                       --------
            CALIFORNIA -- 4.4%
   5,000    ABAG Finance Authority for Non-Profit Corporations,
              California, Multi-Family Revenue Refunding, Series
              2000A, AMT, (GTY-AGMT),
              Mandatory Put 8/15/08 @ 100,
              6.400% 08/15/30...................................  Baa3      BBB-          5,615

                       SEE NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 2,000    ABAG Finance Authority for Non-Profit Corporations,
              California, Multi-Family Revenue Refunding, Series
              2000B, (GTY-AGMT),
              Mandatory Put 08/15/08 @ 100,
              6.250% 08/15/30...................................  Baa3      BBB-       $  2,251
   2,500    California State, Department of Water Resources,
              Power Supply Revenue, Series 2002A,
              5.125% 05/01/18...................................  A3        BBB+          2,646
   1,000    California State, Department of Water Resources,
              Power Supply Revenue, Series 2002A, (AMBAC
              Insured),
              5.375% 05/01/18...................................  Aaa       AAA           1,107
   1,000    California State, GO, Series 1983,
              9.000% 04/01/05...................................  A2        A             1,075
   3,300    California State, GO, Series 1990,
              7.000% 08/01/05...................................  Baa1      BBB           3,536
  11,400    California State, GO, Series 2002,
              5.000% 10/01/17...................................  Baa1      BBB          11,897
   2,500    San Francisco, California, Bay Area Rapid Transit
              District, Sales Tax Revenue Refunding, Series
              1990, (AMBAC Insured),
              6.750% 07/01/11...................................  Aaa       AAA           3,101
                                                                                       --------
                                                                                         31,228
                                                                                       --------
            COLORADO -- 0.6%
   1,350    Colorado, Health Facilities Authority, Revenue,
              Catholic Health Initiatives, Series 2002A,
              5.000% 03/01/11...................................  Aa2       AA            1,483
   2,500    Douglas County, Colorado, Sales and Use Tax Revenue,
              Series 1996, (MBIA Insured),
              5.500% 10/15/11...................................  Aaa       AAA           2,721
                                                                                       --------
                                                                                          4,204
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            CONNECTICUT -- 0.8%
 $ 5,000    Connecticut State, Health and Educational Facilities
              Authority, Revenue, (Eastern Connecticut Health
              Network Project) Series 2000A,
              6.000% 07/01/25...................................  Aa2       AA         $  5,504
                                                                                       --------
            DISTRICT OF COLUMBIA -- 4.1%
   9,000    District of Columbia, Hospital Revenue Refunding,
              (Medlantic Healthcare Group Project) Series 1997A,
              (MBIA Insured), Prerefunded 08/15/07 @ 102,
              5.375% 08/15/15...................................  Aaa       AAA          10,144
   3,985    District of Columbia, Revenue Refunding, (Howard
              University Project) Series 1996, (MBIA Insured),
              5.750% 10/01/17...................................  Aaa       AAA           4,407
   4,200    District of Columbia, Revenue, (Association of
              American Medical Colleges Project) Series 1997A,
              (AMBAC Insured),
              5.375% 02/15/17...................................  Aaa       AAA           4,625
   8,900    District of Columbia, Revenue, (Carnegie Endowment
              Project) Series 1996,
              5.750% 11/15/26...................................  Aa3       AA-           9,662
                                                                                       --------
                                                                                         28,838
                                                                                       --------
            FLORIDA -- 3.0%
   1,735    Florida State, Board of Education, Capital Outlay
              GO, Unrefunded Balance, Series 1985,
              9.125% 06/01/14...................................  Aa2       AA+           2,424
   4,425    Florida State, Transportation Department, GO, Series
              2002,
              5.000% 07/01/23...................................  Aa2       AA+           4,663
   3,450    Highlands County, Florida, Health Facilities
              Authority Revenue, (Hospital Adventist Health
              System) Series 2003D,
              5.375% 11/15/35...................................  A3        A             3,552

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 2,630    Hillsborough County, Florida, Aviation Authority
              Revenue Refunding, Series 2003D, AMT,
              (MBIA Insured),
              5.500% 10/01/13...................................  Aaa       AAA        $  2,969
   2,000    Orange County, Florida, Tourist Development Tax
              Revenue Refunding, Series 1998A, (AMBAC Insured),
              4.750% 10/01/24...................................  Aaa       AAA           2,022
   5,000    Orange County, Florida, Tourist Development Tax
              Revenue, Series 2000, (AMBAC Insured),
              5.250% 10/01/17...................................  Aaa       AAA           5,510
                                                                                       --------
                                                                                         21,140
                                                                                       --------
            GEORGIA -- 7.0%
   5,000    Atlanta, Georgia, Airport Facilities Revenue
              Refunding, Series 2000A, (FGIC Insured),
              Prerefunded 01/01/10
              @ 101,
              5.600% 01/01/30(a)................................  Aaa       AAA           5,804
   3,000    Chatham County, Georgia, Hospital Medical Authority,
              Revenue, (Memorial Health Medical Center Project)
              Series 2001A,
              6.125% 01/01/24...................................  A3        A-            3,258
   1,000    DeKalb County, Georgia, School District, GO, Series
              1993A,
              6.250% 07/01/09...................................  Aa2       AA            1,184
   4,000    Fulco, Georgia, Hospital Authority, Revenue
              Anticipation Certificates, (St. Josephs Hospital
              Project) Series 1994, Prerefunded 10/01/04 @ 102,
              5.500% 10/01/18...................................  Aaa       AAA           4,159
   1,435    Gainesville & Hall County, Georgia, Hospital
              Authority, Revenue Anticipation Certificates,
              (Northeast Georgia Health System Income
              Project) Series 2001,
              5.000% 05/15/11...................................  A3        A-            1,564

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $ 1,610    Gainesville & Hall County, Georgia, Hospital
              Authority, Revenue Anticipation Certificates,
              (Northeast Georgia Health System Income
              Project) Series 2001,
              5.000% 05/15/12...................................  A3        A-         $  1,729
   1,560    Gainesville & Hall County, Georgia, Hospital
              Authority, Revenue Anticipation Certificates,
              (Northeast Georgia Health System Income
              Project) Series 2001,
              5.000% 05/15/13...................................  A3        A-            1,661
   3,000    Georgia State, GO, Series 1992B,
              6.250% 03/01/11...................................  Aaa       AAA           3,622
   6,445    Georgia State, GO, Series 1998B,
              5.500% 07/01/10...................................  Aaa       AAA           7,484
   8,120    Georgia State, Housing and Finance Authority,
              Single-Family Mortgage Revenue, Series 1999B-2,
              AMT,
              6.100% 06/01/31...................................  Aa2       AAA           8,612
   3,750    Georgia State, Municipal Electric Authority, Power
              Revenue, Series 2002A, (FSA Insured),
              5.000% 01/01/18...................................  Aaa       AAA           4,024
   1,000    Metropolitan Atlanta, Rapid Transit Authority of
              Georgia, Revenue Refunding, Series 1992P, (AMBAC
              Insured),
              6.100% 07/01/05...................................  Aaa       AAA           1,061
   2,000    Metropolitan Atlanta, Rapid Transit Authority of
              Georgia, Revenue Refunding, Series 1992P, (AMBAC
              Insured),
              6.250% 07/01/20...................................  Aaa       AAA           2,458
   2,000    Monroe County, Georgia Development Authority, PCR,
              (Oglethorpe Power Corporation Project) Series
              1992A,
              6.800% 01/01/11...................................  A3        A             2,403
                                                                                       --------
                                                                                         49,023
                                                                                       --------
            HAWAII -- 0.2%
   1,180    Honolulu City and County, Hawaii, GO Refunding,
              Series 1993B,
              8.000% 10/01/10...................................  Aa2       AA-           1,529
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ILLINOIS -- 11.0%
 $ 3,000    Chicago, Illinois, Metropolitan Water Reclamation
              District GO, Series 1993,
              5.500% 12/01/12...................................  Aaa       AA+        $  3,485
   3,385    Chicago, Illinois, Metropolitan Water Reclamation
              District, Capital Improvement GO, Series 1991,
              6.900% 01/01/07...................................  Aaa       AA+           3,837
   3,000    Chicago, Illinois, O'Hare International Airport
              Revenue Refunding, Second Lien, Series 1993C,
              (MBIA Insured),
              5.000% 01/01/18...................................  Aaa       AAA           3,067
   8,000    Chicago, Illinois, O'Hare International Airport
              Revenue Refunding, Second Lien, Series 1999, AMT,
              (AMBAC Insured),
              5.500% 01/01/10...................................  Aaa       AAA           8,910
   2,640    Chicago, Illinois, O'Hare International Airport
              Revenue Refunding, Senior Lien, Series 1993A,
              5.000% 01/01/16...................................  A1        A+            2,665
   4,800    Chicago, Illinois, Water Revenue, Senior Lien,
              Series 2000, (AMBAC Insured),
              5.750% 11/01/10...................................  Aaa       AAA           5,621
   4,500    Cook County, Illinois, GO, Series 1996, (FGIC
              Insured), Prerefunded 11/15/06 @ 101,
              5.900% 11/15/16...................................  Aaa       AAA           5,032
   5,000    Cook County, Illinois, GO, Series 1997A, (MBIA
              Insured),
              5.625% 11/15/22...................................  Aaa       AAA           5,521
   1,750    Cook County, Illinois, High School District No. 209
              Provisional Township, GO, Series 2004, (FSA
              Insured),
              4.215%& 12/01/15..................................  Aaa       AAA           1,581
   2,565    Du Page County, Illinois, GO, Series 1993,
              5.600% 01/01/21...................................  Aaa       AAA           2,967

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 1,600    Glendale Heights, Illinois, Hospital Revenue
              Refunding, (Glendale Heights Project) Series
              1985B,
              7.100% 12/01/15...................................  Aaa       AAA        $  1,981
   3,000    Illinois State, Metropolitan Pier and Exposition
              Authority, Dedicated Tax Revenue Refunding,
              (McCormick Place Expansion Project)
              Series 2002B, (MBIA Insured),
              5.000% 06/15/21...................................  Aaa       AAA           3,172
   1,500    Illinois State, Sales Tax Revenue, Series 1994V,
              Prerefunded 06/15/05 @ 102,
              6.375% 06/15/17...................................  Aa3       AAA           1,623
   1,000    Illinois, Development Finance Authority, PCR
              Refunding, (Commonwealth Edison Company Project)
              Series 1994D, (AMBAC Insured),
              6.750% 03/01/15...................................  Aaa       AAA           1,068
   4,500    Illinois, Educational Facilities Authority, Student
              Housing Advancement Funding Revenue, (University
              Center Project) Series 2002,
              6.625% 05/01/17...................................  Baa2      BBB           4,898
   8,750    Illinois, Metropolitan Pier & Exposition Authority,
              Dedicated State Tax Revenue, Series 1993, (FGIC
              Insured),
              3.958%& 06/15/13..................................  Aaa       AAA           6,100
  11,640    Illinois, Metropolitan Pier & Exposition Authority,
              Dedicated State Tax Revenue, Unrefunded Balance,
              Series 1993A, (FGIC Insured),
              3.968%& 06/15/13..................................  Aaa       AAA           8,107
   2,140    Kendall Kane & Will Counties, Illinois, Community
              Unit School District Number 308, GO, Series 2002,
              (FGIC Insured),
              5.000% 10/01/14...................................  Aaa       AAA           2,363

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 1,535    McHenry County, Illinois, Community Unit School
              District Number 200, GO, Series 1996A, (FSA
              Insured),
              5.750% 01/01/13...................................  Aaa       AAA        $  1,714
   5,000    Will County, Illinois, Student Housing Revenue,
              (Joliet Junior College Project) Series 2002A,
              6.750% 09/01/33...................................  NR        NR            3,914
                                                                                       --------
                                                                                         77,626
                                                                                       --------
            INDIANA -- 2.5%
   1,000    Hamilton/Southeastern Indiana, North Delaware School
              Building Corporation, First Mortgage Revenue,
              Series 1996, (AMBAC Insured, State Aid
              Withholding),
              5.000% 07/15/07...................................  Aaa       AAA           1,097
   1,000    Hamilton/Southeastern Indiana, North Delaware School
              Building Corporation, First Mortgage Revenue,
              Series 1996, (AMBAC Insured, State Aid
              Withholding),
              5.100% 07/15/09...................................  Aaa       AAA           1,098
   6,080    Indiana, Health Facilities Financing Authority,
              Hospital Revenue, (Charity Obligation Group
              Project) Series 1997D, Prerefunded
              11/01/07 @ 100,
              5.000% 11/01/26...................................  Aaa       AAA           6,591
   2,000    Indiana, Health Facilities Financing Authority,
              Hospital Revenue, (Clarian Health Partners, Inc.
              Project) Series 1996A,
              5.500% 02/15/16...................................  A1        AA-           2,107
   2,000    Indiana, Ivy Tech State College, Revenue, Series
              1997E, (AMBAC Insured),
              5.125% 07/01/12...................................  Aaa       AAA           2,200
   2,260    Indianapolis, Indiana, Marion County Public Library,
              GO, Series 2002A,
              4.700% 07/01/19...................................  Aa2       AA            2,349

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            INDIANA -- (CONTINUED)
 $ 2,000    St. Joseph County, Indiana, Educational Facilities
              Revenue, (University of Notre Dame - Du Lac
              Project) Series 1996,
              5.500% 03/01/26...................................  Aaa       AAA        $  2,143
                                                                                       --------
                                                                                         17,585
                                                                                       --------
            IOWA -- 0.4%
   2,750    Iowa, Student Loan Liquidity Corporation, Student
              Loan Revenue Refunding, Series 1998J, AMT, (AMBAC
              Insured),
              4.800% 06/01/09...................................  Aaa       AAA           2,937
                                                                                       --------
            KANSAS -- 0.0%+
     330    Sedgwick County, Kansas, Unified School District No
              259 Wichita, GO, Series 2002, (FSA Insured),
              2.500% 10/01/17...................................  Aaa       AAA             273
                                                                                       --------
            KENTUCKY -- 0.2%
   1,000    Kentucky State, Turnpike Authority, Economic
              Development Revenue Refunding, (Revitalization
              Project) Series 1993, (AMBAC Insured),
              5.500% 07/01/08...................................  Aaa       AAA           1,133
                                                                                       --------
            MARYLAND -- 0.4%
   3,000    Maryland State, Economic Development Corporation,
              Student Housing Revenue, (Salisbury Collegiate
              Housing Project) Series 1999A,
              6.000% 06/01/30...................................  Baa3      BBB-          3,105
                                                                                       --------
            MASSACHUSETTS -- 0.5%
   3,000    Massachusetts State, Water Resources Authority,
              General Revenue, Series 1993C, (AMBAC Insured),
              5.250% 12/01/15...................................  Aaa       AAA           3,425
                                                                                       --------
            MICHIGAN -- 2.6%
   1,000    Detroit, Michigan, GO Refunding, Series 1995B,
              6.375% 04/01/07...................................  Baa1      A-            1,049

                       SEE NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MICHIGAN -- (CONTINUED)
 $ 3,000    Michigan State, Comprehensive Transportation Revenue
              Refunding, Series 1996A, (MBIA Insured),
              5.250% 08/01/13...................................  Aaa       AAA        $  3,257
   5,435    Michigan State, Environmental Protection Program,
              GO, Series 1992,
              6.250% 11/01/12...................................  Aa1       AA+           6,530
   1,000    Michigan, Municipal Board Authority Revenue, Series
              2001,
              5.250% 10/01/19...................................  Aaa       AAA           1,090
   6,310    University of Michigan, Hospital Revenue Refunding,
              Series 2002,
              5.250% 12/01/20...................................  Aa2       AA            6,730
                                                                                       --------
                                                                                         18,656
                                                                                       --------
            MINNESOTA -- 0.4%
   1,250    Minneapolis and St. Paul, Minnesota, Housing and
              Redevelopment Authority Health Care Systems,
              (Health Partners Obligation Group
              Project),
              5.250% 12/01/16...................................  Baa1      BBB+          1,293
   1,650    Minneapolis and St. Paul, Minnesota, Housing and
              Redevelopment Authority Health Care Systems,
              (Health Partners Obligation Group
              Project),
              6.000% 12/01/17...................................  Baa1      BBB+          1,794
                                                                                       --------
                                                                                          3,087
                                                                                       --------
            MISSISSIPPI -- 0.4%
   2,470    Lowndes County, Mississippi, Solid Waste Disposal
              PCR Refunding, (Weyerhaeuser Company Project)
              Series 1992A,
              6.800% 04/01/22...................................  Baa2      BBB           2,958
                                                                                       --------
            MISSOURI -- 3.7%
   1,000    Independence, Missouri, School District, GO, Series
              1991,
              6.250% 03/01/11...................................  A3        A-            1,189
   1,450    Jefferson City, Missouri, School District, GO,
              Series 1991A,
              6.700% 03/01/11...................................  Aa2       AA            1,746

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MISSOURI -- (CONTINUED)
 $ 3,425    Missouri State, Environmental Improvement and Energy
              Resource Authority, PCR Refunding, (Associated
              Electrical Cooperation
              Thomas Hill Project) Series 1996,
              5.500% 12/01/10...................................  A1        AA         $  3,770
   2,000    Missouri State, Environmental Improvement and Energy
              Resource Authority, PCR Refunding, (Associated
              Electrical Cooperation
              Thomas Hill Project) Series 1996,
              5.500% 12/01/11...................................  A1        AA            2,202
   4,065    Missouri State, GO, Series 1995, Prerefunded
              04/01/05 @ 102,
              5.600% 04/01/15...................................  Aaa       AAA           4,328
   2,000    Missouri State, Health and Educational Facilities
              Authority, Revenue, (SSM Health Care Corporation
              Project) Series 2002A,
              5.000% 06/01/11...................................  Aa3       AA-           2,202
   2,500    Missouri State, Health and Educational Facilities
              Authority, Revenue, (SSM Health Care Project)
              Series 2002A,
              5.250% 06/01/12...................................  Aa3       AA-           2,782
     135    Missouri State, Housing Development Commission,
              Single-Family Mortgage Revenue, (Homeowner Loan
              Project) Series 1995A, AMT,
              (GNMA/FHA/VA COLL),
              6.100% 09/01/14...................................  Aaa       AAA             141
   1,625    Missouri State, Water Pollution Control, GO, Series
              1995A, Prerefunded 04/01/05 @ 102,
              5.600% 04/01/15...................................  Aaa       AAA           1,730
   3,500    Sikeston, Missouri, Electrical Revenue Refunding,
              Series 1992, (MBIA Insured),
              6.100% 06/01/07...................................  Aaa       AAA           3,951

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MISSOURI -- (CONTINUED)
 $ 1,400    St. Louis, Missouri, Industrial Development
              Authority, PCR Refunding, (Anheuser Busch Company
              Project) Series 1991,
              6.650% 05/01/16...................................  A1        A+         $  1,756
                                                                                       --------
                                                                                         25,797
                                                                                       --------
            NEBRASKA -- 0.3%
   1,600    Omaha, Nebraska, Public Power District, Electric
              Revenue, Series 1992B,
              6.200% 02/01/17...................................  Aa2       AA            1,946
                                                                                       --------
            NEVADA -- 2.8%
   2,200    Clark County, Nevada, Highway Revenue Refunding,
              Series 2003, (AMBAC Insured),
              5.000% 07/01/12...................................  Aaa       AAA           2,466
   2,960    Clark County, Nevada, Passenger Facility Revenue
              Refunding, Series 2002, (MBIA Insured),
              5.250% 07/01/11...................................  Aaa       AAA           3,265
   4,515    Clark County, Nevada, Passenger Facility Revenue
              Refunding, Series 2002, (MBIA Insured),
              5.250% 07/01/12...................................  Aaa       AAA           4,966
   4,000    Nevada State, GO, Series 1995A,
              5.500% 11/01/16...................................  Aa2       AA            4,271
   2,625    Nevada State, GO, Series 1995A,
              5.500% 11/01/17...................................  Aa2       AA            2,800
   2,000    Nevada State, Municipal Board, GO, (Bank Project
              Number 40-41) Series 1993A,
              6.375% 12/01/17...................................  Aaa       AAA           2,048
                                                                                       --------
                                                                                         19,816
                                                                                       --------
            NEW JERSEY -- 0.1%
     765    New Jersey State, Highway Authority, Garden State
              Parkway Generated Revenue, Series 1971,
              6.500% 01/01/11...................................  Aaa       AAA             874
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NEW MEXICO -- 0.1%
 $   830    New Mexico, Mortgage Finance Authority,
              Single-Family Mortgage Revenue, Series 1997C-2,
              AMT, (GNMA/FNMA/ FHLMC COLL),
              6.050% 07/01/28...................................  Aaa       AAA        $    869
                                                                                       --------
            NEW YORK -- 3.4%
   1,905    New York City, New York, Industrial Development
              Agency, Civic Facilities Revenue, (Polytechnic
              University Project) Series 2000,
              5.300% 11/01/09...................................  Ba2       BB+           1,813
   1,750    New York City, New York, Municipal Water Financing
              Authority, Water and Sewer Systems Revenue, Series
              1998D,
              4.750% 06/15/12...................................  Aa2       AA            1,862
   3,520    New York City, New York, Municipal Water Finance
              Authority, Water and Sewer Systems Revenue, Series
              2001D,
              5.250% 06/15/25...................................  Aa2       AA            3,741
   1,250    New York City, New York, Municipal Water Finance
              Authority, Water and Sewer Systems Revenue, Series
              1997B,
              5.750% 06/15/29...................................  Aa2       AA            1,378
   7,250    New York City, New York, Transitional Finance
              Authority, Revenue Refunding, Future Tax Secured,
              Series 2002A,
              5.500% 11/01/26...................................  Aa2       AA+           8,270
   1,000    New York State, Dormitory Authority, Revenue, Series
              2002B, Mandatory Put 05/15/12 @ 100,
              5.250% 11/15/23...................................  A3        AA-           1,118
   5,000    New York State, Urban Development Corporation,
              Correctional and Youth Facility Services Revenue,
              Series 2002A, Mandatory Put 1/01/11 @ 100,
              5.000% 01/01/17...................................  A3        AA-           5,520
                                                                                       --------
                                                                                         23,702
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- 1.3%
 $ 2,425    Haywood County, North Carolina, Industrial
              Facilities and Pollution Control Financing
              Authority, Solid Waste Disposal Revenue
              Refunding, (Champion International Corporation
              Project) Series 1999,
              AMT,
              6.400% 11/01/24...................................  Baa2      BBB        $  2,587
   5,000    New Hanover County, North Carolina, GO, Series 2001,
              5.000% 06/01/20...................................  Aa2       AA            5,377
   1,000    North Carolina, Medical Care Commission, Health Care
              Facilities, Revenue Refunding, (Deerfield
              Project), Series 2004A,
              5.000% 11/01/23...................................  NR        NR            1,009
                                                                                       --------
                                                                                          8,973
                                                                                       --------
            OHIO -- 1.1%
   7,000    Dayton, Ohio, Special Facilities Revenue, (Air
              Freight Corporation Project) Series 1988D, AMT,
              6.200% 10/01/09...................................  Ba1       BB+           6,897
   1,000    Lucas County, Ohio, Hospital Revenue, (Flower
              Hospital Project) Series 1993, Prerefunded
              12/01/04 @ 101,
              6.125% 12/01/13...................................  NR        NR            1,041
                                                                                       --------
                                                                                          7,938
                                                                                       --------
            OKLAHOMA -- 0.3%
   2,000    Oklahoma, Development Finance Authority, Revenue
              Refunding, (Hillcrest Healthcare Center Inc.
              Project) Series 1999A,
              5.000% 08/15/08...................................  B1        B-            1,820
                                                                                       --------
            PENNSYLVANIA -- 0.7%
   1,690    Philadelphia, Pennsylvania, Hospital and Higher
              Education Facilities Authority, Hospital Revenue,
              (Frankford Hospital Project) Series 1993A,
              6.000% 06/01/14...................................  A3        A-            1,760

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            PENNSYLVANIA -- (CONTINUED)
 $ 3,125    Philadelphia, Pennsylvania, Hospital and Higher
              Education Facilities Authority, Hospital Revenue,
              (Frankford Hospital Project) Series 1993A,
              6.000% 06/01/23...................................  A3        A-         $  3,277
                                                                                       --------
                                                                                          5,037
                                                                                       --------
            SOUTH CAROLINA -- 3.6%
   4,000    Georgetown County, South Carolina, Environmental
              Improvement Revenue Refunding, (International
              Paper Company Project) Series 2000A, (GTY-AGMT),
              5.950% 03/15/14...................................  Baa2      BBB           4,628
   2,000    Greenville, South Carolina, Hospital Facilities
              Revenue Refunding, Series 1996B, (GTY-AGMT),
              5.250% 05/01/17...................................  Aa3       AA            2,073
   5,000    Greenville, South Carolina, Hospital Facilities
              Revenue, Series 2001,
              5.500% 05/01/26...................................  Aaa       AAA           5,374
   1,000    Richland County, South Carolina, Environmental
              Improvement Revenue, (International Paper) Series
              2003,
              6.100% 04/01/23...................................  Baa2      BBB           1,082
   3,095    South Carolina State, Public Service Authority,
              Revenue Refunding, Series 2002D, (FSA Insured),
              5.000% 01/01/18...................................  Aaa       AAA           3,333
   1,000    South Carolina State, State School Facilities, GO,
              Series 2001A,
              3.500% 01/01/16...................................  Aaa       AAA             969
     925    South Carolina, State Housing Finance and
              Development Authority, Revenue, (Homeownership
              Mortgage Purchase Project) Series 1994A,
              6.375% 07/01/16...................................  Aaa       AA              948
   2,900    South Carolina, Tobacco Settlement Management
              Revenue, Series 2001B,
              6.375% 05/15/28...................................  Baa2      BBB           2,778

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $ 4,000    York County, South Carolina, Exempt Facilities IDR,
              (Hoechst Celanese Corporation Project) Series
              1994, AMT,
              5.700% 01/01/24...................................  Baa2      BBB        $  3,900
                                                                                       --------
                                                                                         25,085
                                                                                       --------
            SOUTH DAKOTA -- 0.7%
   4,865    South Dakota, Housing Development Authority,
              Revenue, Series 2002E,
              5.500% 05/01/31...................................  Aa1       AAA           5,059
                                                                                       --------
            TENNESSEE -- 3.7%
   5,500    Knox County, Tennessee, Health Educational and
              Housing Facilities Board Revenue, (University
              Health Systems Inc. Project) Series 1999,
              5.750% 04/01/19...................................  Baa1      BBB+          5,778
   4,500    Maury County, Tennessee, Industrial Development
              Board, Multi-Model PCR Refunding, (General Motors
              Corporation - Saturn Corporation Project) Series
              1994,
              6.500% 09/01/24...................................  A3        BBB           4,636
   4,000    Maury County, Tennessee, Industrial Development
              Board, Solid Waste Disposal Revenue, Occidental
              Petroleum Corporation, AMT,
              Series 2001A, (GTY-AGMT),
              6.250% 08/01/18...................................  Baa1      BBB+          4,290
   1,000    Memphis, Tennessee, GO Refunding, Series 1996,
              5.200% 11/01/10...................................  Aa2       AA            1,082
   5,000    Memphis-Shelby County, Tennessee, Airport Authority,
              Special Facilities Revenue Refunding, (Federal
              Express Corporation Project) Series 2001,
              5.000% 09/01/09...................................  Baa2      BBB           5,430
   2,500    Metropolitan Government, Nashville and Davidson
              County, Tennessee, Water and Sewer Systems Revenue
              Refunding, Series 1993, (FGIC Insured),
              5.200% 01/01/13...................................  Aaa       AAA           2,842

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $ 2,000    Metropolitan Government, Nashville and Davidson
              County, Tennessee, Water and Sewer Systems Revenue
              Refunding, Series 1996, (MBIA Insured),
              5.500% 01/01/14...................................  Aaa       AAA        $  2,197
                                                                                       --------
                                                                                         26,255
                                                                                       --------
            TEXAS -- 11.2%
   2,470    Beaumont, Texas, Independent School District, GO,
              Series 1996, (PSF-GTD),
              5.000% 02/15/17...................................  Aaa       AAA           2,591
   1,540    Bexar, Texas, Metropolitan Water District,
              Waterworks Revenue, Series 1995, (MBIA Insured),
              Prerefunded 05/01/05 @ 102,
              6.000% 05/01/15...................................  Aaa       AAA           1,651
   2,070    Bexar, Texas, Metropolitan Water District,
              Waterworks Revenue, Unrefunded Balance, Series
              1995, (MBIA Insured),
              6.000% 05/01/15...................................  Aaa       AAA           2,208
   1,900    Brazos River Authority, Texas, PCR, Revenue
              Refunding, (TXU Energy Company LLC Project),
              Series 2003A,
              6.750% 04/01/38...................................  Baa2      BBB           2,194
   1,000    Brazos River Authority, Texas, Revenue Refunding,
              (Houston Light and Power Company Project) Series
              1992B, (MBIA Insured),
              6.375% 04/01/12...................................  Aaa       AAA           1,034
   1,150    Brazosport, Texas, Independent School District,
              Series 2003C,
              5.000% 02/15/16...................................  Aaa       AAA           1,248
   1,540    Comal, Texas, Independent School District, GO,
              Series 1996A, (PSF-GTD), Prerefunded 02/01/06 @
              100,
              5.600% 02/01/10...................................  Aaa       AAA           1,653
   1,750    Dallas County, Texas, GO, Series 1996,
              5.250% 08/15/16...................................  Aaa       AAA           1,912

                       SEE NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 3,210    Dallas-Fort Worth, Texas, International Airport
              Revenue, Series 2003A, (AMBAC Insured),
              5.500% 11/01/15...................................  Aaa       AAA        $  3,571
   2,220    Grand Prairie, Texas, Independent School District,
              GO Refunding, Series 2002, (PSF-GTD),
              5.000% 02/15/22...................................  Aaa       AAA           2,323
   9,075    Harris County, Texas, GO, Refunding, Series 2002,
              (MBIA Insured),
              4.825%& 08/15/19..................................  Aaa       AAA           4,361
   3,335    Harris County, Texas, Health Facilities Development
              Authority, Hospital Revenue, (Memorial Herman
              Hospital Systems Project) Series 1998, (FSA
              Insured),
              5.500% 06/01/11...................................  Aaa       AAA           3,823
   1,000    Harris County, Texas, Health Facilities Development
              Corporation, Hospital Revenue, (St. Lukes's
              Episcopal Project) Series 2001A,
              5.500% 02/15/11...................................  Aa3       AA-           1,124
   5,000    Houston, Texas, Airport Systems Revenue, Series
              1998B, AMT, (FGIC Insured),
              5.000% 07/01/16...................................  Aaa       AAA           5,177
   1,900    Leander, Texas, Independent School District, GO
              Refunding, Series 2002, (PSF-GTD Insured),
              5.375% 08/15/17...................................  Aaa       AAA           2,120
   5,000    Lubbock, Texas, Health Facilities Development
              Authority, Corporate Revenue, (St. Joseph Health
              Systems Project) Series 1998, (FSA Insured),
              5.000% 07/01/07...................................  Aaa       AAA           5,478
   4,155    McKinney, Texas, Independent School District, GO,
              Series 2001, (PSF-GTD),
              5.125% 02/15/17...................................  Aaa       AAA           4,521

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 2,000    North Central Texas, Health Facilities Development
              Corporation, Hospital Revenue, (Presbyterian
              Healthcare Project) Series 1991A,
              6.625% 06/01/11...................................  Aaa       AAA        $  2,373
   5,000    Sam Rayburn, Texas, Municipal Power Agency, Revenue
              Refunding, Series 2002,
              6.000% 10/01/16...................................  Baa2      BBB-          5,440
   3,000    San Antonio, Texas, Electric and Gas Revenue, Series
              1995, (MBIA Insured), Prerefunded 02/01/06 @ 101,
              5.375% 02/01/18...................................  Aaa       AAA           3,238
   2,000    San Antonio, Texas, Electric and Gas, GO Refunding,
              Series 1998A,
              5.250% 02/01/16...................................  Aa1       AA+           2,206
   2,000    San Antonio, Texas, GO, Series 1996, Prerefunded
              08/01/05 @ 100,
              5.250% 08/01/15...................................  Aa2       AA+           2,107
   1,000    San Marcos, Texas, Electric Utility System Revenue
              Refunding, Series 2002, (FSA Insured),
              5.250% 11/01/16...................................  Aaa       AAA           1,111
   2,000    Texas City, Texas, IDR Refunding, (Atlantic
              Richfield Company Project) Series 1990,
              7.375% 10/01/20...................................  Aa1       AA+           2,619
   3,000    Texas State, GO Refunding, Series 1996B, Prerefunded
              10/01/06 @ 100,
              5.750% 10/01/15...................................  Aa1       AAA           3,303
   1,000    Texas State, GO, Series 1996,
              5.500% 08/01/15...................................  Aa1       AA            1,078
   1,500    Texas State, University System Financing Refunding
              Revenue, Series 2002, (FSA Insured),
              5.000% 03/15/17...................................  Aaa       AAA           1,608
   4,000    Texas, Port of Bay City Authority, Matagorda County
              Revenue, (Hoechst Celanese Corporation Project),
              Series 1996, AMT,
              6.500% 05/01/26...................................  Baa2      BBB           4,104

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 2,500    Texas, Red River Authority, PCR Refunding, Series
              1991, (AMBAC Insured),
              5.200% 07/01/11...................................  Aaa       AAA        $  2,617
                                                                                       --------
                                                                                         78,793
                                                                                       --------
            UTAH -- 1.6%
   2,000    Emery County, Utah, PCR Refunding, (Pacificorp
              Project) Series 1993A, (AMBAC Insured),
              5.650% 11/01/23...................................  Aaa       AAA           2,046
   4,000    Murray City, Utah, Hospital Revenue Refunding, (IHC
              Health Services, Inc. Project) Series 1996, (MBIA
              Insured),
              5.000% 05/15/22...................................  Aaa       AAA           4,086
   1,735    Provo, Utah, Electric Revenue, Series 1980,
              10.125% 04/01/15..................................  Aaa       AAA           2,428
   2,500    Utah, County Hospital Revenue, Series 1997, (MBIA
              Insured),
              5.250% 08/15/26...................................  Aaa       AAA           2,650
                                                                                       --------
                                                                                         11,210
                                                                                       --------
            VERMONT -- 0.3%
   1,985    Vermont, Municipal Bond Bank, Revenue, Series
              1996-1, (AMBAC Insured),
              5.750% 12/01/15...................................  Aaa       AAA           2,212
                                                                                       --------
            VIRGINIA -- 0.8%
   1,000    Danville, Virginia, Industrial Development
              Authority, Hospital Revenue, (Danville Regional
              Medical Center), Series 1998,
              5.200% 10/01/18...................................  Aaa       AAA           1,115
   2,830    Fairfax County, Virginia, Water and Sewer Authority,
              Water Revenue, Unrefunded Balance, Series 1992,
              6.000% 04/01/22...................................  Aaa       AAA           3,157
   1,505    Virginia State, Port Authority, Port Facility
              Revenue, Series 2003, (MBIA Insured),
              5.250% 07/01/16...................................  Aaa       AAA           1,651
                                                                                       --------
                                                                                          5,923
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            WASHINGTON -- 12.4%
 $ 7,500    Chelan County, Washington, Development Corporation,
              PCR Refunding, (Alcoa, Inc. Project) Series 1995,
              5.850% 12/01/31...................................  A2        A-         $  7,814
   2,310    Chelan County, Washington, Public Utilities District
              Division III Revenue, Series 1997A, AMT, Mandatory
              Put 07/01/20 @ 100,
              5.600% 07/01/32...................................  Aa2       AA            2,403
   2,480    Clark County, Washington, Sewer Revenue, Series
              1996, (MBIA Insured), Prerefunded 12/01/06 @ 100,
              5.800% 12/01/11...................................  Aaa       AAA           2,747
   1,035    King County, Washington, Library Systems, GO, Series
              1992, Prerefunded 12/01/06 @ 100,
              6.150% 12/01/10...................................  Aa3       AA-           1,156
   1,000    King County, Washington, School District No. 403
              Renton, GO, Series 1998
              5.250% 06/01/15...................................  Aa3       AA-           1,093
   2,000    King County, Washington, School District Number 415,
              GO, Series 1996, (FSA Insured), Prerefunded
              06/01/06 @ 100,
              5.800% 06/01/13...................................  Aaa       AAA           2,180
   3,000    King County, Washington, Sewer GO Refunding, Series
              1996C,
              5.250% 01/01/17...................................  Aa1       AA+           3,252
   7,000    Pilchuck, Washington, Public Development
              Corporation, Special Airport Facilities Revenue,
              (Tramco Inc. Project) Series 1993, AMT,
              6.000% 08/01/23...................................  Baa3      BBB-          7,025
   2,405    Port Seattle, Washington, GO, Series 2000, AMT,
              6.000% 12/01/11...................................  Aa1       AA+           2,752
   4,885    Port Seattle, Washington, Revenue, Series 1999B,
              (FGIC Insured),
              5.500% 09/01/13...................................  Aaa       AAA           5,418

                       SEE NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 4,365    Seattle, Washington, GO, Series 1996A,
              5.625% 01/15/10...................................  Aa1       AAA        $  4,662
   1,795    Seattle, Washington, GO, Series 1997,
              5.300% 08/01/17...................................  Aa1       AAA           1,946
   1,525    Skagit County, Washington, School District Number
              320, GO Refunding, Series 1996, (FGIC Insured),
              5.500% 12/01/12...................................  Aaa       AAA           1,664
   2,000    Tacoma, Washington, Conservation Systems Project
              Revenue, Series 1994, Prerefunded 01/01/05 @ 100,
              6.600% 01/01/15...................................  Aaa       AA-           2,083
   2,000    Tacoma, Washington, Electric System Revenue, Series
              1997, (AMBAC Insured),
              5.250% 01/01/15...................................  Aaa       AAA           2,181
  12,700    Washington State, GO, Series 1990A,
              6.750% 02/01/15...................................  Aa1       AA           15,911
  10,000    Washington State, GO, Series 2000A,
              5.625% 07/01/21...................................  Aa1       AA           11,147
   2,955    Washington State, GO, Unrefunded Balance, Series
              1992-93A,
              5.750% 10/01/12...................................  Aa1       AA            3,458
   5,000    Washington State, Public Power Supply Systems
              Revenue Refunding, Series 1996A, (MBIA Insured),
              5.750% 07/01/11...................................  Aaa       AAA           5,514
   1,330    Washington State, Public Power Supply Systems
              Revenue, (Nuclear Project Number 1) Series 1990B,
              Prerefunded 07/01/04 @ 100,
              7.250% 07/01/09...................................  Aaa       AA-           1,546
      70    Washington State, Public Power Supply Systems
              Revenue, (Nuclear Project Number 1) Series 1990B,
              Unrefunded 07/01/04 @ 100,
              7.250% 07/01/09...................................  Aaa       AA-              80

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 1,505    Washington State, Public Power Supply Systems
              Revenue, (Nuclear Project Number 2) Series 1990A,
              Prerefunded 07/01/04 @ 100,
              7.250% 07/01/06...................................  Aaa       AA-        $  1,693
                                                                                       --------
                                                                                         87,725
                                                                                       --------
            WEST VIRGINIA -- 0.7%
   1,450    Jefferson County, West Virginia, Board of Education,
              GO, Series 1989, (FGIC Insured),
              6.850% 07/01/07...................................  Aaa       AAA           1,678
   1,560    Jefferson County, West Virginia, Board of Education,
              GO, Series 1989, (FGIC Insured),
              6.850% 07/01/08...................................  Aaa       AAA           1,851
   1,000    West Virginia University, State University Systems
              Revenue, (Marshall University Library Project)
              Series 1996, (AMBAC Insured),
              5.750% 04/01/16...................................  Aaa       AAA           1,083
                                                                                       --------
                                                                                          4,612
                                                                                       --------
            WISCONSIN -- 2.9%
   3,000    Menomonee Falls, Wisconsin, Sewer Systems Revenue,
              Series 1996A, (AMBAC Insured),
              5.650% 05/01/16...................................  Aaa       AAA           3,292
   1,000    Wisconsin State, GO Refunding, Series 1993-1,
              5.800% 11/01/08...................................  Aa3       AA-           1,150
   4,000    Wisconsin State, Health and Educational Facilities
              Authority, Revenue, (Aurora Health Care Inc.
              Project) Series 1999A,
              5.600% 02/15/29...................................  Baa1      BBB+          4,038
   3,500    Wisconsin State, Health and Educational Facilities
              Authority, Revenue, (Aurora Health Care Project)
              Series 1999B,
              5.500% 02/15/15...................................  Baa1      BBB+          3,609

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            WISCONSIN -- (CONTINUED)
 $ 5,500    Wisconsin State, Health and Educational Facilities
              Authority, Revenue, (Aurora Health Care Project)
              Series 1999B,
              5.625% 02/15/20...................................  Baa1      BBB+       $  5,625
   2,450    Wisconsin, Badger TOB Asset Securitization
              Corporation, Asset Backed Revenue, Series 2002,
              5.750% 06/01/12...................................  Baa2      BBB           2,470
                                                                                       --------
                                                                                         20,184
                                                                                       --------
            WYOMING -- 1.5%
  10,000    Wyoming, Student Loan Corporation, Revenue
              Refunding, Series 1999A,
              6.250% 06/01/29...................................  Aa2       AA           10,727
                                                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $636,139).......................................................    696,945
                                                                                       --------

SHARES
 (000)
-------
          AFFILIATED INVESTMENT COMPANIES -- 0.2%
            (Cost $1,411)
  1,411   Nations Tax-Exempt Reserves, Capital Class#...................      1,411
                                                                           --------
          TOTAL INVESTMENTS
            (Cost $637,550*)..................................      99.0%   698,356
                                                                           --------
          OTHER ASSETS AND
            LIABILITIES (NET).................................       1.0%
          Cash..........................................................   $      1
          Receivable for Fund shares sold...............................        251
          Interest receivable...........................................     10,474
          Receivable from investment advisor............................         64
          Payable for Fund shares redeemed..............................       (614)
          Investment advisory fee payable...............................       (248)
          Administration fee payable....................................       (133)
          Shareholder servicing and distribution fees payable...........        (15)
          Distributions payable.........................................     (2,586)
          Accrued Trustees' fees and expenses...........................        (55)
          Accrued expenses and other liabilities........................       (146)
                                                                           --------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)...........................................      6,993
                                                                           --------
          NET ASSETS..........................................     100.0%  $705,349
                                                                           ========

                                                                             VALUE
                                                                             (000)
------------------------------------------------------------------------------------
          NET ASSETS CONSIST OF:
          Undistributed net investment income...........................   $  1,889
          Accumulated net realized loss on investments sold.............    (11,028)
          Net unrealized appreciation of investments....................     60,806
          Paid-in capital...............................................    653,682
                                                                           --------
          NET ASSETS....................................................   $705,349
                                                                           ========
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($662,302,836 / 59,346,839 shares outstanding)..............     $11.16
                                                                           ========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($33,557,475 / 3,007,589 shares outstanding)................     $11.16
                                                                           ========
          Maximum sales charge..........................................      4.75%
          Maximum offering price per share..............................     $11.72
          INVESTOR B SHARES:
          Net asset value and offering price per share**
            ($8,116,578 / 727,417 shares outstanding)...................     $11.16
                                                                           ========
          INVESTOR C SHARES:
          Net asset value and offering price per share**
            ($1,371,993 / 122,939 shares outstanding)...................     $11.16
                                                                           ========

---------------

 * Federal income tax information (see Note 7).

 **The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 & Zero coupon security. The rate shown reflects the yield to maturity.

 + Amount represents less than 0.1%

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Municipal Income Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

MBIA                                               13.44%
AMBAC                                              10.02%

Nations Municipal Income Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Prerefunded                                       15.26%
Hospital Revenue                                  12.46%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                         MOODY'S   S&P
 AMOUNT                                                              RATINGS         VALUE
  (000)                                                            (UNAUDITED)       (000)
--------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND
              NOTES -- 98.3%
            CALIFORNIA -- 94.4%
 $1,250     ABAG Finance Authority for Non-Profit Corporations,
              California, Certificates of Participation
              Refunding, (Episcopal Homes
              Foundation Project) Series 1998,
              5.000% 07/01/07...................................  Baa1      BBB+   $  1,320
  2,000     ABAG Finance Authority for Non-Profit Corporations,
              California, Multi-Family Revenue Refunding, Series
              2000B, (GTY-AGMT),
              Mandatory Put 8/15/08 @ 100,
              6.250% 08/15/30...................................  Baa3      BBB-      2,251
    500     ABAG Finance Authority for Non-Profit Corporations,
              Certificates of Participation Refunding, (American
              Baptist Homes Project) Series 1998A,
              5.500% 10/01/07...................................  Ba1       BB+         519
  2,200     Alameda County, California, Certificates of
              Participation Refunding, (Santa Rita Jail Project)
              Series 1993, (MBIA Insured),
              5.375% 06/01/09...................................  Aaa       AAA       2,435
  1,000     Alameda County, California, Certificates of
              Participation Refunding, Series 2001A, (MBIA
              Insured),
              5.375% 12/01/10...................................  Aaa       AAA       1,158
  1,000     Alameda County, California, Certificates of
              Participation Refunding, Series 2001A, (MBIA
              Insured),
              4.250% 12/01/11...................................  Aaa       AAA       1,083
  1,000     Anaheim, California, Public Financing Authority,
              Lease Revenue, (Public Improvements Project)
              Series 1997C, (FSA Insured),
              6.000% 09/01/11...................................  Aaa       AAA       1,195

PRINCIPAL                                                         MOODY'S   S&P
 AMOUNT                                                              RATINGS         VALUE
  (000)                                                            (UNAUDITED)       (000)
--------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,900     Burbank, California, Public Financing Authority,
              Revenue, (Golden State Redevelopment Project)
              Series 2003A, (AMBAC Insured),
              4.500% 12/01/09...................................  Aaa       AAA    $  2,110
  1,325     California State University, Revenue, (Systemwide
              Project) Series 2003A, (FGIC Insured),
              5.000% 11/01/12...................................  Aaa       AAA       1,502
  2,000     California State, Department of Water Resources,
              Power Supply Revenue, Series 2002A,
              6.000% 05/01/13...................................  A3        BBB+      2,330
  1,000     California State, Department of Water Resources,
              Water Systems Revenue, (Center Valley Project
              Revenue) Series 1997S,
              5.000% 12/01/06...................................  Aa2       AA        1,093
  1,000     California State, Department of Water Resources,
              Water Systems Revenue, (Center Valley Project)
              Series 1992J-2,
              6.000% 12/01/06...................................  Aa2       AA        1,118
     20     California State, Department of Water Resources,
              Water Systems Revenue, (Center Valley Project)
              Series 1998T,
              5.500% 12/01/08...................................  Aa2       AA           23
  2,000     California State, University Revenue, Systemwide,
              Series 2004A, (FSA Insured),
              5.000% 11/01/13...................................  Aaa       AAA       2,266
    865     California, Health Facilities Finance Authority,
              Revenue, (Catholic Health Corporation Project)
              Series 1994A, (MBIA Insured),
              5.600% 11/15/04...................................  Aaa       AAA         890
  1,000     California, Health Facilities Finance Authority,
              Revenue, (Cedars-Sinai Medical Center Project)
              Series 1999A,
              6.125% 12/01/19...................................  A3        A-        1,097
  2,000     California, Health Facilities Finance Authority,
              Revenue, (Kaiser Permanente Project) Series 1998A,
              5.250% 06/01/12...................................  Aaa       AAA       2,242

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S   S&P
 AMOUNT                                                              RATINGS         VALUE
  (000)                                                            (UNAUDITED)       (000)
--------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,000     California, Health Facilities Finance Authority,
              Revenue, (Sisters Providence Project) Series 1996,
              5.500% 10/01/05...................................  Aa3       AA-    $  1,061
  1,040     California, Infrastructure & Economic Development
              Bank Revenue, (American Center for Wine, Food,
              Arts Project) Series 1999, (ACA Insured),
              5.250% 12/01/08...................................  A2        A         1,155
  3,285     California, Santa Margarita/ Dana Point Authority,
              Revenue, Series 1997A, (AMBAC Insured),
              5.500% 08/01/11...................................  Aaa       AAA       3,679
  1,710     California, Statewide Communities Development
              Authority, Certificates of Participation,
              (Catholic Healthcare West Project)
              Series 1999,
              6.000% 07/01/09...................................  Baa1      BBB+      1,935
  1,000     California, Statewide Communities Development
              Authority, Solid Waste Facilities Revenue, (Waste
              Management Inc. Project) Series 2001, AMT, (Waste
              Management Inc. GTY-AGMT), Mandatory Put 04/01/04
              @ 100,
              4.950% 04/01/11...................................  Baa2      BBB       1,001
  1,000     Chaffey, California, High School District, GO,
              Series 2000B, (FGIC Insured),
              5.500% 08/01/14...................................  Aaa       AAA       1,143
  1,330     Compton, California, Community College District, GO,
              Series 2004A, (MBIA Insured),
              5.250% 07/01/17...................................  Aaa       AAA       1,496
  2,025     Culver City, California, Redevelopment Finance
              Authority, Revenue Refunding, Series 1993, (AMBAC
              Insured),
              5.500% 11/01/14...................................  Aaa       AAA       2,352

PRINCIPAL                                                         MOODY'S   S&P
 AMOUNT                                                              RATINGS         VALUE
  (000)                                                            (UNAUDITED)       (000)
--------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,000     East Bay Municipal Utilities District, California,
              Wastewater Systems Revenue Refunding, Series
              2003F, (AMBAC Insured),
              5.000% 04/01/15...................................  Aaa       AAA    $  1,100
  1,000     East Bay-Delta, California, Housing & Finance
              Authority, Revenue, Series 2001A, (MBIA Insured),
              4.250% 06/01/05...................................  Aaa       AAA       1,037
  1,000     East Side Union High School District, Santa Clara
              County, California, GO Refunding, Series 2003B,
              (MBIA Insured),
              4.200% 02/01/11...................................  Aaa       AAA       1,077
  1,800     Florin, California, Resource Conservative District,
              Certificates of Participation, (Elk Grove Water
              Works Project) Series 1999A,
              Prerefunded 09/01/09 @ 102,
              6.650% 09/01/19...................................  Aaa       AAA       2,230
  1,280     Fontana, California, Redevelopment Agency Tax
              Allocation Refunding, (Jurupa Hills Redevelopment
              Project) Series 1999A,
              4.625% 10/01/05...................................  Baa1      BBB+      1,334
  1,750     Foothill/Eastern Corridor Agency, California, Toll
              Road Revenue, Series 1995A, Prerefunded 01/01/10 @
              102,
              2.780%& due 01/01/13,
              7.150% beginning 01/01/05.........................  Aaa       AAA       2,091
  1,000     Golden State Tobacco Securitization Corporations,
              Tobacco Settlement Revenue, Series 2003A-1,
              3.400% 06/01/08...................................  Baa1      BBB         963
  1,455     Indian Wells, California, Redevelopment Agency, Tax
              Allocation, (Consolidated Whitewater Project),
              Series 2003A, (AMBAC Insured),
              5.000% 09/01/14...................................  Aaa       AAA       1,619

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S   S&P
 AMOUNT                                                              RATINGS         VALUE
  (000)                                                            (UNAUDITED)       (000)
--------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $5,000     Inland Empire, California, Solid Waste Authority,
              Revenue, (Landfill Improvement Financing Project)
              Series 1996B, AMT,
              (FSA Insured),
              6.250% 08/01/11...................................  Aaa       AAA    $  5,800
  1,000     Long Beach, California, Harbor Revenue, Series 1995,
              AMT, (MBIA Insured),
              8.000% 05/15/04...................................  Aaa       AAA       1,008
  1,290     Los Altos, California, School District, GO, Series
              2001B,
              5.000% 08/01/14...................................  Aa2       AA        1,417
    500     Los Angeles County, California, Community College
              District, Series 2003B, (FGIC Insured),
              5.000% 08/01/12...................................  Aaa       AAA         565
  1,000     Los Angeles County, California, Lease Revenue
              Refunding, Series 2002B, (AMBAC Insured),
              6.000% 12/01/12...................................  Aaa       AAA       1,204
  1,500     Los Angeles County, California, Public Works
              Financing Authority, Revenue, (Regional Park and
              Open Space District Project) Series 1997A,
              5.375% 10/01/07...................................  Aa3       AA        1,681
  1,000     Los Angeles County, California, Sanitation District
              Financing Authority, Revenue, (Capital Project)
              Series 2003A, (FSA Insured),
              5.000% 10/01/10...................................  Aaa       AAA       1,136
  1,400     Los Angeles County, California, Transition
              Commission Sales Tax Revenue, Series 1992A,
              6.400% 07/01/06...................................  Aa3       A+        1,548
  1,000     Los Angeles, California, Certificates of
              Participation, Series 2002, (MBIA Insured),
              4.000% 02/01/08...................................  Aaa       AAA       1,074
  1,500     Los Angeles, California, GO, Series 1999B,
              Prerefunded 09/01/09 @ 101,
              5.250% 09/01/14...................................  Aa2       AA        1,739

PRINCIPAL                                                         MOODY'S   S&P
 AMOUNT                                                              RATINGS         VALUE
  (000)                                                            (UNAUDITED)       (000)
--------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,500     Los Angeles, California, Municipal Improvement
              Corporate Lease Revenue, (Special Tax-Police
              Emergency Projects), Series 2002G,
              (FGIC Insured),
              5.250% 09/01/13...................................  Aaa       AAA    $  1,720
  1,935     Los Angeles, California, Sanitation Equipment Charge
              Revenue, Series A,
              (FSA Insured),
              5.250% 02/01/13...................................  Aaa       AAA       2,174
  3,500     Los Angeles, California, Unified School District,
              GO, Series 2000D, 5.500% 07/01/09.................  Aa3       AA-       4,038
  1,300     Los Angeles, California, Water & Power Revenue,
              Series 2001A, (MBIA-IBC Insured),
              5.250% 07/01/15...................................  Aaa       AAA       1,434
  1,105     Los Gatos, California, JT High School District, GO,
              Series 2002C, (FSA Insured),
              5.375% 06/01/13...................................  Aaa       AAA       1,265
  3,000     Metropolitan Water District of Southern California,
              Waterworks Revenue Refunding, Series 2004B,
              5.000% 07/01/14...................................  Aa2       AA        3,363
  1,185     Modesto, California, Certificates of Participation,
              Series 2001A, (FSA Insured),
              5.250% 07/01/18...................................  Aaa       AAA       1,296
  3,000     Oakland, California, J.T. Powers Financing
              Authority, Lease Revenue Refunding, (Oakland
              Convention Centers) Series 2001,
              (AMBAC Insured),
              5.500% 10/01/11...................................  Aaa       AAA       3,494
  3,700     Oakland, California, Redevelopment Agency Tax
              Allocation Refunding, (Center District
              Redevelopment Project) Series 1992,
              (AMBAC Insured),
              5.500% 02/01/14...................................  Aaa       AAA       4,302

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S   S&P
 AMOUNT                                                              RATINGS         VALUE
  (000)                                                            (UNAUDITED)       (000)
--------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $2,000     Oakland, California, Redevelopment Agency Tax
              Allocation, (Center District Redevelopment
              Project) Series 2003 (FGIC Insured),
              5.500% 09/01/12...................................  Aaa       AAA    $  2,327
  1,000     Orange County, California, Public Financing
              Authority, Waste Management Systems Revenue
              Refunding, Series 1997, (AMBAC Insured),
              5.500% 12/01/06...................................  Aaa       AAA       1,097
  1,000     Orange County, California, Public Financing
              Authority, Waste Management Systems Revenue
              Refunding, Series 1997, (AMBAC Insured),
              5.750% 12/01/10...................................  Aaa       AAA       1,151
  2,000     Orange County, California, Redevelopment Agency,
              (Tax Allocation Central District Redevelopment)
              Series 2003, (FGIC Insured),
              5.000% 02/15/09...................................  Aaa       AAA       2,244
  1,375     Orange County, California, Revenue Refunding, Series
              1995A, (MBIA Insured, Motor Vehicle Fee
              Withholding),
              5.600% 06/01/07...................................  Aaa       AAA       1,539
    650     Orange County, California, Water District Revenue,
              Certificates of Participation, Series 2003B, (MBIA
              Insured),
              5.375% 08/15/17...................................  Aaa       AAA         731
  1,000     Pasadena, California, Certificates of Participation,
              (Capital Improvement Refunding Project) Series
              2001,
              4.000% 01/01/08...................................  Aa3       AA-       1,070
  1,000     Port Oakland, California, Revenue, Series 2000K,
              AMT,
              (FGIC Insured),
              5.500% 11/01/08...................................  Aaa       AAA       1,129

PRINCIPAL                                                         MOODY'S   S&P
 AMOUNT                                                              RATINGS         VALUE
  (000)                                                            (UNAUDITED)       (000)
--------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,000     Redwood City, California, Redevelopment Agency Tax
              Allocation Revenue, (Redevelopment Project Area
              No. 2), Series 2003A,
              (AMBAC Insured),
              5.250% 07/15/13...................................  Aaa       AAA    $  1,145
  3,000     Sacramento County, California, Sanitation District
              Financing Authority, Revenue, Series 2000A,
              5.000% 12/01/08...................................  Aa3       AA        3,383
  1,000     Sacramento, California, City Financing Authority,
              Lease Revenue, Series 1993B,
              5.200% 11/01/07...................................  A2        AA-       1,095
  4,260     Sacramento, California, Cogeneration Authority,
              Revenue Refunding, (Cogeneration Project) Series
              1998, (MBIA Insured),
              5.250% 07/01/09...................................  Aaa       AAA       4,758
  1,615     Sacramento, California, Municipal Utility District
              Electric Revenue, Series 2003R, (MBIA Insured),
              5.000% 08/15/12...................................  Aaa       AAA       1,827
  2,500     Sacramento, California, Power Authority, Revenue,
              (Cogeneration Project) Series 1995, (MBIA-IBC
              Insured),
              5.875% 07/01/15...................................  Aaa       AAA       2,767
  3,440     San Francisco, California, Bay Area Rapid
              Transportation District, Sales Tax Revenue, Series
              1998,
              5.500% 07/01/09...................................  Aa3       AA-       3,881
  2,490     San Francisco, California, City and County Airport
              Commission, International Airport Revenue, Series
              1998-22, AMT, (AMBAC Insured),
              6.000% 05/01/07...................................  Aaa       AAA       2,773
  1,000     San Jose, California Financing Authority,
              (Convention Center Project) Lease Revenue, Series
              2001F,
              5.000% 09/01/15...................................  Aaa       AAA       1,088

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S   S&P
 AMOUNT                                                              RATINGS         VALUE
  (000)                                                            (UNAUDITED)       (000)
--------------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $2,515     San Jose, California, Airport Revenue, Refunding,
              Series 2003B, (FSA Insured),
              5.000% 03/01/10...................................  Aaa       AAA    $  2,750
  1,000     San Juan, California, Unified School District, GO,
              Series 2000, (FGIC Insured),
              5.000% 08/01/09...................................  Aaa       AAA       1,133
  1,180     San Mateo County, California, Transit District,
              Series 1997A,
              5.000% 06/01/13...................................  Aaa       AAA       1,332
  3,000     Southern California, Public Power Authority, Power
              Project Revenue, Series 1989,
              6.750% 07/01/13...................................  A2        A         3,708
  2,000     University of California, University & College
              Improvements Revenue, Series 2003A,
              5.000% 05/15/10...................................  Aaa       AAA       2,261
  1,000     Ventura County, California, Certificates of
              Participation, (Public Financing Authority) Series
              2001, (FSA Insured),
              5.250% 08/15/15...................................  Aaa       AAA       1,106
                                                                                   --------
                                                                                    136,458
                                                                                   --------
            PUERTO RICO -- 3.9%
  1,000     Puerto Rico Commonwealth, Public Improvement, GO
              Refunding, Series 2003C, (MBIA Insured), Mandatory
              Put 07/01/08 @ 100,
              5.000% 07/01/28...................................  Aaa       AAA       1,111
  1,970     Puerto Rico, Commonwealth Highway & Transportation
              Authority, Transportation Revenue, Series 2002F,
              5.000% 07/01/05...................................  Baa1      A         2,062

PRINCIPAL                                                         MOODY'S   S&P
 AMOUNT                                                              RATINGS         VALUE
  (000)                                                            (UNAUDITED)       (000)
--------------------------------------------------------------------------------------------
            PUERTO RICO -- (CONTINUED)
 $2,000     Puerto Rico, Electric Power Authority, Power
              Revenue, Series 1997AA, (MBIA Insured),
              6.250% 07/01/10...................................  Aaa       AAA    $  2,406
                                                                                   --------
                                                                                      5,579
                                                                                   --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $134,744)...................................................    142,037
                                                                                   --------

 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 0.8%
              (Cost $1,105)
    1,105   Nations Tax-Exempt Reserves, Capital Class#...................      1,105
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $135,849*)..................................      99.1%   143,142
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................       0.9%
            Cash..........................................................   $      1
            Receivable for Fund shares sold...............................        133
            Dividends receivable..........................................          1
            Interest receivable...........................................      1,766
            Payable for Fund shares redeemed..............................        (73)
            Investment advisory fee payable...............................        (30)
            Administration fee payable....................................        (27)
            Shareholder servicing and distribution fees payable...........         (7)
            Distributions payable.........................................       (381)
            Accrued Trustees' fees and expenses...........................        (13)
            Accrued expenses and other liabilities........................        (48)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................      1,322
                                                                             --------
            NET ASSETS..........................................     100.0%  $144,464
                                                                             ========
            NET ASSETS CONSIST OF:
            Accumulated net realized gain on investments sold.............   $    299
            Net unrealized appreciation of investments....................      7,293
            Paid-in capital...............................................    136,872
                                                                             --------
            NET ASSETS....................................................   $144,464
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($128,957,103 / 12,905,963 shares outstanding)..............      $9.99
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($10,151,402 / 1,014,024 shares outstanding)................     $10.01
                                                                             ========

            Maximum sales charge..........................................      3.25%
            Maximum offering price per share..............................     $10.35

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($1,280,444 / 128,022 shares outstanding)...................     $10.00
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($4,074,751 / 406,988 shares outstanding)...................     $10.01
                                                                             ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations California Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

AMBAC                                             18.02%
MBIA                                              15.61%
FSA                                               12.36%

Nations California Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Special Tax                                       18.20%
Electric                                          13.43%
Prerefunded                                       12.19%
Lease Revenue                                     11.26%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 99.1%
            CALIFORNIA -- 94.2%
 $2,000     ABAG Finance Authority for Non-Profit
              Corporations, California, Certificates of
              Participation Refunding, (Episcopal Homes
              Foundation Project) Series 1998,
              4.625% 07/01/04...........................  Baa1      BBB+   $  2,014
  2,000     ABAG Finance Authority for Non-Profit
              Corporations, California, Multi-Family
              Revenue Refunding, Series 2000A, AMT,
              (GTY-AGMT), Mandatory Put 08/15/08
              @ 100,
              6.400% 08/15/30...........................  Baa3      BBB-      2,246
  2,000     ABAG Finance Authority for Non-Profit
              Corporations, California, Multi-Family
              Revenue Refunding, Series 2000B,
              (GTY-AGMT), Mandatory Put 08/15/08
              @ 100,
              6.250% 08/15/30...........................  Baa3      BBB-      2,251
  2,000     Anaheim, California, Unified School
              District, GO, Series 2002, (FSA Insured),
              5.000% 08/01/25...........................  Aaa       AAA       2,089
  3,000     Beverly Hills, California, Public Financing
              Authority, Lease Revenue, (Capital Imports
              Project) Series 1998A,
              5.000% 06/01/23...........................  Aa3       AA        3,104
  1,185     Bodega Bay, California, Fire Protection
              District, Certificates of Participation,
              (Fire Station Project) Series 1996,
              6.450% 10/01/31...........................  Ba2       BB        1,240
  3,000     California State, Department of Water
              Resources, Water Systems Revenue, (Center
              Valley Project) Series 1997S,
              5.000% 12/01/17...........................  Aa2       AA        3,231
  1,675     California State, GO, Series 1991,
              6.600% 02/01/10...........................  Baa1      BBB       1,970
  1,000     California State, GO, Series 1993,
              5.500% 04/01/13...........................  Baa1      BBB       1,123

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $   20     California State, GO, Series 1995,
              Prerefunded 03/01/05 @ 101,
              5.750% 03/01/09...........................  Baa1      BBB    $     21
     10     California State, GO, Series 1995,
              Prerefunded 03/01/05 @ 101,
              5.750% 03/01/09...........................  Baa1      BBB          11
     65     California State, GO, Series 1995,
              Unrefunded Balance,
              5.750% 03/01/09...........................  Baa1      BBB          68
  3,000     California State, GO, Series 2000,
              5.625% 05/01/26...........................  Baa1      BBB       3,178
  2,600     California State, GO, Series 2000, (FGIC
              Insured),
              5.250% 09/01/30...........................  Aaa       AAA       2,727
  1,000     California, Educational Facilities Authority
              Revenue, (Pooled College and University
              Project) Series 1999B,
              5.250% 04/01/24...........................  Baa3      BBB-      1,001
  2,500     California, Educational Facilities Authority
              Revenue, Series 2003A,
              5.000% 10/01/33...........................  Aa1       AA+       2,601
  3,500     California, Health Facilities Finance
              Authority, Revenue, (Cedars-Sinai Medical
              Center Project) Series 1999A,
              6.125% 12/01/19...........................  A3        A-        3,838
  5,000     California, Health Facilities Financing
              Authority, Revenue Refunding, Insured
              Health Facilities, (Mark Twain Project)
              Series 1996, (MBIA Insured),
              6.000% 07/01/16...........................  Aaa       AAA       5,547
  3,000     California, Health Facilities Financing
              Authority, Revenue, (Kaiser Permanente
              Project) Series 1998A, (FSA Insured),
              5.000% 06/01/24...........................  Aaa       AAA       3,092
  1,000     California, Health Facilities Financing
              Authority, Revenue, (Kaiser Permanente
              Project) Series 1998B,
              5.250% 10/01/13...........................  A3        A         1,121

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,510     California, Housing Finance Agency Revenue,
              Multi-Unit Rental Housing, Series
              1992B-II,
              6.700% 08/01/15...........................  Aa3       A+     $  1,519
  2,000     California, Housing Finance Agency, Home
              Mortgage Revenue, Series 1994F-3, AMT,
              (MBIA/FHA/VA Insured),
              6.100% 08/01/15...........................  Aaa       AAA       2,072
  2,750     California, Housing Finance Agency, Home
              Mortgage Revenue, Series 1997I, AMT,
              (MBIA Insured),
              5.650% 08/01/17...........................  Aaa       AAA       2,908
  4,525     California, Housing Finance Agency, Revenue,
              Series 2001M, AMT, (FSA Insured),
              5.480%& 08/01/32..........................  Aaa       AAA         871
  1,245     California, Housing Finance Agency,
              Single-Family Mortgage Revenue, Series
              1997B-3, Class I, AMT,
              (FHA Insured),
              5.400% 08/01/28...........................  Aaa       AAA       1,290
  2,500     California, Infrastructure & Economic
              Development Bank Revenue, (Kaiser Hospital
              Assistant I-LLC Project) Series 2001A,
              5.550% 08/01/31...........................  A2        A         2,610
  2,000     California, Maritime Infrastructure
              Authority Airport Revenue, San Diego
              Unified Port District Airport, Series
              1995, (AMBAC Insured),
              5.500% 11/01/05...........................  Aaa       AAA       2,127
  1,000     California, Pollution Control Financing
              Authority, PCR, (Southern California
              Edison Company Project) Series 1992B, AMT,
              6.400% 12/01/24...........................  Baa2      BBB       1,004

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $6,000     California, Statewide Communities
              Development Authority, Apartment
              Development Revenue Refunding, (Irvine
              Apartment Communities Project) Series
              1998A-4, Mandatory Put 05/15/13
              @ 100,
              5.250% 05/15/25...........................  Baa2      BBB    $  6,302
  1,835     California, Statewide Communities
              Development Authority, Certificates of
              Participation, Series 1999, (FSA Insured),
              5.500% 08/15/19...........................  Aaa       AAA       2,026
  2,000     California, Statewide Communities
              Development Authority, Multi-Family
              Revenue Refunding, (Archstone/Oakridge
              Housing Project) Series 1999E, Mandatory
              Put 06/01/08 @100,
              5.300% 06/01/29...........................  Baa1      BBB+      2,124
  2,000     California, Statewide Communities
              Development Authority, Multi-Family
              Revenue Refunding, (Quail Ridge Apartments
              Project) Series 2002E-1,
              5.375% 07/01/32...........................  A2        A         2,009
  2,500     California, Statewide Communities
              Development Authority, Revenue
              Certificates of Participation, Series
              1993,
              5.400% 11/01/15...........................  A3        A-        2,552
  3,300     California, Statewide Communities
              Development Authority, Revenue,
              Certificates of Participation, (John
              Muir/Mount Diablo Health Systems Project)
              Series 1997, (MBIA Insured),
              5.125% 08/15/17...........................  Aaa       AAA       3,557

                       SEE NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,500     Caochella Valley, California, Park and
              Recreation District Improvement Board
              Revenue Refunding, (Reassessment District
              94-1-INDIO Project) Series 1994, (MBIA
              Insured), Prerefunded 09/02/04
              @ 102,
              6.200% 09/02/16...........................  Aaa       AAA    $  1,563
  1,500     Capistrano, California, Unified School
              District, Community Facilities District,
              Special Tax, Number 98-2-Ladera,
              5.750% 09/01/29...........................  NR        NR        1,527
  1,615     Central Valley, California, Financing
              Authority, Cogeneration Project Revenue
              Refunding, (Carson Ice-General Project)
              Series 1998, (MBIA Insured),
              5.250% 07/01/12...........................  Aaa       AAA       1,796
  2,180     Central Valley, California, Financing
              Authority, Cogeneration Project Revenue,
              (Carson Ice Project) Series 1993,
              6.000% 07/01/09...........................  Baa2      BBB       2,260
    415     Chino, California, Unified School District,
              Certificates of Participation, (Land
              Acquisition Project) Series 1994A, (FSA
              Insured), Prerefunded 09/01/04 @ 102,
              6.600% 09/01/14...........................  Aaa       AAA         433
  1,920     Contra Costa, California, Water District,
              Water Revenue, Series 2002L, (FSA
              Insured),
              5.000% 10/01/24...........................  Aaa       AAA       2,013
  2,000     Daly City, California, Housing Development
              Finance Agency, Mobile Home Park Revenue,
              (Franciscan Acquisition Project) Series
              2002A,
              5.850% 12/15/32...........................  A3        A-        2,101
    520     Del Mar, California, Race Track Authority,
              Revenue Refunding, Series 1996,
              6.000% 08/15/06...........................  NR        NR          541

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,400     Del Mar, California, Race Track Authority,
              Revenue Refunding, Series 1996,
              6.000% 08/15/08...........................  NR        NR     $  1,520
  1,000     Del Mar, California, Race Track Authority,
              Revenue Refunding, Series 1996,
              6.200% 08/15/11...........................  NR        NR        1,083
  2,000     East Bay Municipal Utilities District,
              California, Water Systems Revenue
              Refunding, Series 1996, (FGIC Insured),
              5.000% 06/01/16...........................  Aaa       AAA       2,155
  2,750     East Bay Municipal Utilities District,
              California, Water Systems Revenue, Series
              2001, (MBIA Insured),
              5.000% 06/01/26...........................  Aaa       AAA       2,849
  1,000     Eastern Municipal Water District,
              California, Water and Sewer Certificates
              of Participation, Series 1991, (FGIC
              Insured),
              6.750% 07/01/12...........................  Aaa       AAA       1,236
  2,500     Elsinore Valley Municipal Water District,
              California, Certificates of Participation
              Refunding, Series 1992A, (FGIC Insured),
              6.000% 07/01/12...........................  Aaa       AAA       2,991
  3,000     Escondido JT Powers Financing Authority,
              California, Lease Revenue, (California
              Center for the Arts Project) Series 1995,
              (AMBAC Insured),
              6.000% 09/01/18...........................  Aaa       AAA       3,245
  1,100     Foothill/De Anza Community College District,
              University Southern California,
              California, Certificates of Participation
              Refunding, Series 2003,
              5.000% 09/01/17...........................  Aaa       AAA       1,198
  4,000     Foothill/Eastern Corridor Agency,
              California, Toll Road Revenue Refunding,
              Series 1999,
              5.750% 01/15/40...........................  Baa3      BBB-      4,083

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $2,000     Foothill/Eastern Corridor Agency,
              California, Toll Road Revenue Refunding,
              Series 1999, (MBIA Insured),
              5.125% 01/15/15...........................  Aaa       AAA    $  2,186
  2,000     Foothill/Eastern Corridor Agency,
              California, Toll Road Revenue, Sr. Lien,
              Series 1995,
              (MBIA-IBC Insured),
              5.000% 01/01/35...........................  Aaa       AAA       2,051
  2,000     Foothill/Eastern Corridor Agency,
              California, Toll Road Revenue, Sr. Lien,
              Series 1995A, Prerefunded 01/01/10
              @ 100,
              6.000% 01/01/16...........................  Aaa       AAA       2,377
  5,000     Fresno, California, Sewer Revenue, Series
              1993A-1, (AMBAC Insured),
              6.250% 09/01/14...........................  Aaa       AAA       6,191
  1,000     Golden State Tobacco Securitization
              Corporations, Tobacco Settlement Revenue,
              Series 2003A,
              6.250% 06/01/33...........................  Baa2      BBB         987
  2,000     Inland Empire, California, Solid Waste
              Authority, Revenue, (Landfill Improvement
              Financing Project) Series 1996B, AMT,
              (FSA Insured),
              6.250% 08/01/11...........................  Aaa       AAA       2,320
  1,995     Lafayette, California, GO, Series 2002,
              5.125% 07/15/25...........................  Aa2       AA        2,114
  1,270     Lancaster, California, Financing Authority,
              Tax Allocation Revenue, (Redevelopment
              Projects 5 and 6) Series 2003, (MBIA
              Insured),
              5.125% 02/01/17...........................  Aaa       AAA       1,416
  3,050     Larkspur, California, School District GO,
              Series 2000A,
              5.250% 08/01/25...........................  Aa3       AA        3,228
  4,065     Lompoc, California, Unified School District,
              GO Series 2002A,
              (Election Office Project),
              5.000% 08/01/27...........................  Aaa       AAA       4,240

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $3,000     Long Beach, California, Harbor Revenue,
              Series 2000A, AMT,
              5.375% 05/15/24...........................  Aa3       AA-    $  3,152
  6,000     Los Angeles County, California, Metropolitan
              Transportation Authority, Sales Tax
              Revenue, Series 2000A, (FGIC Insured),
              5.250% 07/01/30...........................  Aaa       AAA       6,334
  2,500     Los Angeles County, California, Public Works
              Financing Authority, Lease Revenue,
              (Multiple Capital Facilities Project VI)
              Series 2000A, (AMBAC Insured),
              5.625% 05/01/26...........................  Aaa       AAA       2,764
    650     Los Angeles County, California, Public Works
              Financing Authority, Revenue, (Regional
              Park and Open Space District A) Series
              1997A,
              5.500% 10/01/08...........................  Aa3       AA          725
  3,000     Los Angeles, California, Convention and
              Exhibition Center Authority, Lease Revenue
              Refunding, Series 1993A, (MBIA-IBC
              Insured),
              6.000% 08/15/10...........................  Aaa       AAA       3,564
  3,000     Los Angeles, California, Department of Water
              and Power, Waterworks Revenue, Series
              2001A,
              5.125% 07/01/41...........................  Aa3       AA        3,094
  3,000     Los Angeles, California, Department Water
              and Power Waterworks Revenue, Series
              2001A, (FGIC-TCRS Insured),
              5.125% 07/01/41...........................  Aaa       AAA       3,100
  1,500     Los Angeles, California, GO, Series 1999B,
              Prerefunded 09/01/09
              @ 101,
              5.250% 09/01/14...........................  Aa2       AA        1,739
  3,750     Los Angeles, California, Parking Revenue,
              Series 1999A, (AMBAC Insured),
              5.250% 05/01/29...........................  Aaa       AAA       3,955

                       SEE NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,115     Manhattan Beach, California, Unified School
              District, Certificates of Participation,
              Series 1995A, (MBIA Insured), Prerefunded
              08/01/05 @ 102,
              5.750% 08/01/20...........................  Aaa       AAA    $  1,205
  1,000     Manteca, California, Financing Authority
              Sewer Revenue,
              Series 2003B, (MBIA Insured),
              5.000% 12/01/33...........................  Aaa       AAA       1,043
    695     Metropolitan Water District of Southern
              California, Waterworks Revenue, Series
              1997A, Prerefunded 01/01/08
              @ 101,
              5.000% 07/01/26...........................  Aa2       AA          779
  3,635     Metropolitan Water District of Southern
              California, Waterworks Revenue Refunding,
              Series 1993A,
              5.750% 07/01/21...........................  Aa2       AA        4,282
  2,000     Metropolitan Water District of Southern
              California, Waterworks Revenue Refunding,
              Series 2004B,
              5.000% 07/01/14...........................  Aa2       AA        2,242
  2,865     Metropolitan Water District of Southern
              California, Waterworks Revenue, Series
              1993A,
              5.750% 07/01/21...........................  Aa2       AA        3,324
    490     Metropolitan Water District of Southern
              California, Waterworks Revenue, Series
              1997A,
              5.000% 07/01/26...........................  Aa2       AA          503
    815     Metropolitan Water District of Southern
              California, Waterworks Revenue, Series
              1997A, Prerefunded 01/01/08
              @ 101,
              5.000% 07/01/26...........................  Aa2       AA          913
  2,000     Monterey County, California, Certificates of
              Participation, Series 2001, (MBIA
              Insured),
              5.000% 08/01/32...........................  Aaa       AAA       2,061
  2,500     Northridge Water District, Revenue,
              Certificates of Participation, Series
              1996, (AMBAC Insured),
              5.250% 02/01/18...........................  Aaa       AAA       2,688

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $2,095     Oak Park, California, Unified School
              District, GO, Series 2000, (FSA Insured),
              4.250%& 05/01/14..........................  Aaa       AAA    $  1,371
  3,000     Orange County, California, Airport Revenue
              Refunding, Series 1997, AMT,
              (MBIA Insured),
              5.500% 07/01/10...........................  Aaa       AAA       3,319
  2,000     Pico Rivera, California, Water Authority
              Revenue, (Water System Project) Series
              1999A, (MBIA Insured),
              5.500% 05/01/29...........................  Aaa       AAA       2,302
  5,270     Pleasanton-Suisun City, California, Home
              Financing Authority, Home Mortgage
              Revenue, Municipal Multiplier, Series
              1984A, (MBIA Insured),
              4.410%& 10/01/16..........................  Aaa       AAA       3,055
  7,500     Port Oakland, California, Port Revenue
              Refunding, Series 1997H, AMT, (MBIA
              Insured),
              5.500% 11/01/15...........................  Aaa       AAA       8,206
  4,000     Rancho, California, Water District Financing
              Authority, Revenue Refunding, Series 1995,
              (FGIC Insured),
              5.900% 11/01/15...........................  Aaa       AAA       4,346
  2,000     Sacramento County, California, Financing
              Authority, Revenue, Series 2001, (AMBAC
              Insured),
              5.000% 12/01/26...........................  Aaa       AAA       2,072
  1,500     Sacramento, California, City Financing
              Authority, (City Hall and Redevelopment
              Projects) Series 2002A, (FSA Insured),
              5.000% 12/01/32...........................  Aaa       AAA       1,552
  1,000     Sacramento, California, Municipal Utility
              District Electric Revenue Refunding,
              Series 2001P, (FSA Insured),
              5.250% 08/15/20...........................  Aaa       AAA       1,083

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $2,220     Sacramento, California, Municipal Utility
              District Electric Revenue, Series 1997K,
              (AMBAC Insured),
              5.250% 07/01/24...........................  Aaa       AAA    $  2,458
  2,000     Sacramento, California, Municipal Utility
              District Electric Revenue, Series 2001N,
              (MBIA Insured),
              5.000% 08/15/28...........................  Aaa       AAA       2,070
    295     Sacramento, California, Municipal Utility
              District Electric Revenue, Unrefunded
              Balance, Series 1994I, (MBIA Insured),
              6.000% 01/01/24...........................  Aaa       AAA         302
  2,900     Sacramento, California, Power Authority
              Revenue, (Cogeneration Project) Series
              1995,
              5.875% 07/01/15...........................  Baa3      BBB-      3,051
  2,000     San Diego County, California, Water
              Authority, Water Revenue Certificates of
              Participation, Series 1998A,
              5.125% 05/01/16...........................  Aa3       AA        2,184
  1,000     San Diego, California, Community College
              District, GO,
              Series 2003A,
              (FSA Insured),
              5.000% 05/01/22...........................  Aaa       AAA       1,060
  2,000     San Diego, California, Community Facilities
              District No. 1, Special Tax, Series 1995B,
              Prerefunded 09/01/05
              @ 102,
              7.000% 09/01/15...........................  NR        NR        2,204
  1,400     San Diego, California, Public Facilities
              Financing Authority, Sewer Revenue, Series
              1999B,
              (FGIC Insured),
              5.000% 05/15/29...........................  Aaa       AAA       1,445
  2,000     San Francisco Bay Area, California, Rapid
              Transportation District, Sales Tax
              Revenue, Series 2001,
              (AMBAC Insured),
              5.000% 07/01/26...........................  Aaa       AAA       2,065

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $2,250     San Francisco, California, City and County
              Airport Commission, International Airport
              Revenue Refunding, Series 2001-27B,
              (FGIC Insured),
              5.000% 05/01/21...........................  Aaa       AAA    $  2,361
  1,800     San Francisco, California, City and County
              Airport Commission, International Airport
              Revenue, Series 1995-7B,
              (FGIC Insured),
              6.150% 05/01/16...........................  Aaa       AAA       1,842
  3,000     San Francisco, California, City and County
              Airport Commission, International Airport
              Revenue, Series 1996-2-10A, AMT, (MBIA
              Insured),
              5.700% 05/01/26...........................  Aaa       AAA       3,197
  2,365     San Francisco, California, City and County
              Airport Commission, International Airport
              Revenue, Series 1998-16A, AMT, (FSA
              Insured),
              5.500% 05/01/07...........................  Aaa       AAA       2,600
  2,000     San Francisco, California, City and County
              Airports Commission, International Airport
              Revenue, Refunding,
              Series Issue 30,
              (XCLA Insured),
              5.000% 05/01/17...........................  Aaa       AAA       2,186
  1,750     San Joaquin County, California, Certificates
              of Participation, (Capital Facilities
              Project) Series 1993,
              (MBIA Insured),
              5.500% 11/15/13...........................  Aaa       AAA       2,047
  1,455     San Joaquin Hills, California,
              Transportation Corridor Agency, Toll Road
              Revenue, Sr. Lien, Series 1993, Escrowed
              to Maturity,
              7.400% 01/01/07...........................  Aaa       AAA       1,680
  4,195     San Jose Redevelopment Agency, California,
              Tax Allocation, (Merged Area Redevelopment
              Project) Series 1993,
              (MBIA Insured),
              6.000% 08/01/15...........................  Aaa       AAA       5,038

                       SEE NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,000     San Juan, California, M-S-R Public Power
              Agency, Revenue Refunding, (San Juan
              Project) Series 2001I,
              (MBIA Insured),
              5.000% 07/01/12...........................  Aaa       AAA    $  1,113
  2,715     San Mateo County, California, JT Powers
              Authority, Lease Revenue Refunding, Series
              1999A, (FSA Insured),
              5.000% 07/15/29...........................  Aaa       AAA       2,797
  2,000     San Mateo County, California, JT Powers
              Authority, Lease Revenue, (Capital
              Project) Series 1997A,
              (FSA Insured),
              5.125% 07/15/32...........................  Aaa       AAA       2,064
  2,010     Santa Clara County, California, East Side
              Unified High School District, GO
              Refunding, Series 2003B,
              (MBIA Insured),
              5.250% 08/01/2............................  Aaa       AAA       2,236
  2,000     Saratoga, California, GO, (Saratoga
              Community Library Project), Series 2001,
              (MBIA Insured),
              5.250% 08/01/31...........................  Aaa       AAA       2,111
  4,000     Southern California, Public Power Authority,
              Power Project Revenue, Series 1989,
              6.750% 07/01/13...........................  A2        A         4,944
  1,000     Southern California, Public Power Authority,
              Power Revenue Project, (Magnolia Power
              Project), Series A-2003-1,
              (FGIC Insured),
              5.000% 07/01/25...........................  Aaa       AAA       1,044
  1,500     Sulphur Springs, California, Unified School
              District, Special Tax, Series 2002-1-A,
              6.000% 09/01/33...........................  NR        NR        1,502
  2,965     Tahoe Truckee, California, Unified School
              District Number 2, GO, Series 1999A,
              (FGIC Insured),
              5.164%& 08/01/24..........................  Aaa       AAA       1,051

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $3,780     Tahoe Truckee, California, Unified School
              District, GO, Series 1999A,
              (FGIC Insured),
              5.105%& 08/01/23..........................  Aaa       AAA    $  1,426
  1,000     Torrance, California, Hospital Revenue,
              (Torrance Memorial Medical Center Project)
              Series 2001A,
              5.500% 06/01/31...........................  A1        A+        1,039
  1,000     Tri City, California, Hospital District
              Revenue, Series 1991,
              (FSA Insured),
              6.000% 02/01/22...........................  Aaa       AAA       1,023
  3,000     University of California, Hospital Revenue,
              (University of California Medical Center
              Project) Series 1996, (AMBAC Insured),
              Prerefunded 07/01/06 @ 101,
              6.000% 07/01/26...........................  Aaa       AAA       3,329
  1,610     West Contra Costa, California, Unified
              School District, GO Refunding, Series
              2001A,
              (MBIA Insured),
              5.600% 02/01/20...........................  Aaa       AAA       1,883
  5,000     West Covina, California, Redevelopment
              Agency, Community Facilities District
              Special Tax Refunding, (Fashion Plaza
              Project) Series 1996,
              6.000% 09/01/17...........................  Aa2       AA        5,899
  1,025     Westwood, California, Unified School
              District, GO, Series 1996,
              6.500% 08/01/21...........................  Baa2      BBB       1,083
                                                                           --------
                                                                            282,255
                                                                           --------
            PUERTO RICO -- 4.9%
  2,250     Puerto Rico, Commonwealth Highway and
              Transportation Authority, Transportation
              Revenue, Series 1998A, (MBIA-IBC Insured),
              4.750% 07/01/38...........................  Aaa       AAA       2,316
  1,500     Puerto Rico, Commonwealth Infrastructure
              Financing Authority, Special Obligation,
              Series 2000A,
              5.500% 10/01/32...........................  Aaa       AAA       1,676

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            PUERTO RICO -- (CONTINUED)
 $3,000     Puerto Rico, Commonwealth, GO, Public
              Improvement, Series 2001A,
              5.375% 07/01/28...........................  Baa1      A-     $  3,183
  5,000     Puerto Rico, Electric Power Authority, Power
              Revenue, Series 2000HH, (FSA Insured),
              5.250% 07/01/29...........................  Aaa       AAA       5,350
  2,000     Puerto Rico, Public Finance Corporation,
              Revenue, Series 2002E,
              5.500% 08/01/29...........................  Baa3      BBB+      2,134
                                                                           --------
                                                                             14,659
                                                                           ========
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $273,828)...........................................    296,914
                                                                           --------

 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 0.1%
              (Cost $388)
    388     Nations Tax-Exempt Reserves, Capital Class#.................        388
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $274,216*)................................      99.2%   297,302
                                                                           --------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................       0.8%
            Cash........................................................   $      1
            Receivable for Fund shares sold.............................        132
            Dividends receivable........................................          1
            Interest receivable.........................................      3,732
            Receivable from investment advisor..........................          8
            Payable for Fund shares redeemed............................       (494)
            Investment advisory fee payable.............................        (78)
            Administration fee payable..................................        (57)
            Shareholder servicing and distribution fees payable.........        (40)
            Distributions payable.......................................       (776)
            Accrued Trustees' fees and expenses.........................        (44)
            Accrued expenses and other liabilities......................        (77)
                                                                           --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................      2,308
                                                                           --------
            NET ASSETS........................................     100.0%  $299,610
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    493
            Accumulated net realized gain on investments sold...........      1,446
            Net unrealized appreciation of investments..................     23,086
            Paid-in capital.............................................    274,585
                                                                           --------
            NET ASSETS..................................................   $299,610
                                                                           ========


                                                                             VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($152,819,418 / 20,164,672 shares outstanding)............      $7.58
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($133,077,299 / 17,525,938 shares outstanding)............      $7.59
                                                                           ========

            Maximum sales charge........................................      4.75%
            Maximum offering price per share............................      $7.97

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($9,203,160 / 1,211,563 shares outstanding)...............      $7.60
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($4,509,959 / 595,798 shares outstanding).................      $7.57
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations California Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

MBIA                                              20.03%
AMBAC                                             10.31%
FSA                                               10.08%

Nations California Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Water Revenue                                     16.11%
Transportation Revenue                            14.02%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND
              NOTES -- 94.4%
            FLORIDA -- 88.4%
 $1,000     Bay County, Florida, PCR Refunding, (International
              Paper Company Project) Series 1998A,
              5.100% 09/01/12...................................  Baa2      BBB        $  1,103
  1,000     Bay Medical Center, Florida, Hospital Revenue
              Refunding, (Bay Medical Center Project) Series
              1996, (AMBAC Insured),
              5.000% 10/01/05...................................  Aaa       AAA           1,054
  2,000     Bay Medical Center, Florida, Hospital Revenue
              Refunding, (Bay Medical Center Project) Series
              1996, (AMBAC Insured),
              5.450% 10/01/12...................................  Aaa       AAA           2,199
  1,470     Boca Raton, Florida, GO, Series 2000,
              5.000% 07/01/13...................................  Aaa       AAA           1,621
  1,000     Brevard County, Florida, Health Facilities
              Authority, Revenue Refunding, (Wuesthoff Memorial
              Hospital Project) Series 1996, (MBIA Insured),
              6.250% 04/01/06...................................  Aaa       AAA           1,091
  2,000     Brevard County, Florida, Utilities Revenue
              Refunding, Series 2002, (FGIC Insured),
              5.250% 03/01/14...................................  Aaa       AAA           2,245
  3,660     Collier County, Florida, Gas Tax Revenue, Series
              2003, (AMBAC Insured),
              5.250% 06/01/13...................................  Aaa       AAA           4,206
  3,285     Collier County, Florida, Gas Tax Revenue, Series
              2003, (AMBAC Insured),
              5.250% 06/01/15...................................  Aaa       AAA           3,699
  2,250     Collier County, Florida, Housing Finance Authority,
              Multi-Family Housing Revenue, (Goodlette Arms
              Project) Series 2002A-1, (FNMA COLL), Mandatory
              Put 02/15/12 @ 100,
              4.900% 02/15/32...................................  Aaa       AAA           2,362

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,000     Dade County, Florida, Aviation Revenue Refunding,
              Series 1994B, AMT,
              (AMBAC Insured),
              6.300% 10/01/05...................................  Aaa       AAA        $  1,045
  3,650     Dade County, Florida, Aviation Revenue, (Miami
              International Airport Project) Series 1997B, AMT,
              (FSA Insured),
              5.000% 10/01/06...................................  Aaa       AAA           3,931
  1,900     Dunes, Florida, Community Development District
              Revenue Refunding, (Intracoastal Waterway Bridge
              Project) Series 1993,
              5.400% 10/01/04...................................  Baa2      BBB           1,934
  2,125     Escambia County, Florida, Health Facilities
              Authority, Revenue, (Ascension Health Credit
              Project) Series 2003A,
              5.250% 11/15/11...................................  Aa2       AA            2,378
    800     Escambia County, Florida, Housing Finance Authority,
              Single-Family Mortgage Revenue, (Multi-County
              Program) Series 2000A, AMT, (MBIA/FHA/VA Insured),
              6.300% 10/01/20...................................  Aaa       AAA             829
  1,700     Escambia County, Florida, Utilities Authority,
              Systems Revenue, Series 1996, (FGIC Insured),
              5.625% 01/01/21...................................  Aaa       AAA           1,817
  1,450     Florida State, Board of Education, Lottery Revenue,
              Series 2002A, (FGIC Insured),
              5.375% 07/01/17...................................  Aaa       AAA           1,628
  1,000     Florida State, Board of Education, Public Education
              Capital Outlay GO Refunding, Series 1993A,
              5.000% 06/01/08...................................  Aa2       AA+           1,112
  3,000     Florida State, Board of Education, Public Education
              Capital Outlay GO Refunding, Series 1995A,
              5.500% 06/01/14...................................  Aa2       AA+           3,166

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $2,000     Florida State, Board of Education, Public Education
              Capital Outlay GO, Series 1996A,
              5.000% 06/01/18...................................  Aa2       AA+        $  2,123
  3,525     Florida State, Board of Education, Public Education
              Capital Outlay GO, Series 1997A,
              5.500% 01/01/08...................................  Aa2       AA+           3,872
  5,000     Florida State, Department of Environmental
              Protection & Preservation, Revenue, (Florida
              Forever Project), Series 2001B, (MBIA Insured),
              5.000% 07/01/09...................................  Aaa       AAA           5,618
  1,500     Florida State, Department of Transportation GO,
              (Right of Way Bridge Project) Series 1996,
              5.375% 07/01/26...................................  Aa2       AA+           1,597
  3,000     Florida State, Division of Bond Finance Department,
              General Services Revenue, (Environmental
              Protection and Preservation 2000),
              Series 1998B, (FSA Insured),
              5.500% 07/01/08...................................  Aaa       AAA           3,403
  3,420     Florida State, Municipal Agency Revenue Refunding,
              Series 2003A, (FSA Insured),
              5.000% 10/01/13...................................  Aaa       AAA           3,873
  1,125     Florida State, Municipal Loan Council Revenue,
              Series 2003B, (MBIA Insured),
              5.250% 12/01/13...................................  Aaa       AAA           1,296
  1,850     Florida State, Municipal Power Agency, Revenue
              Refunding, (Stanton II Project) Series 2002,
              (AMBAC Insured),
              5.500% 10/01/21...................................  Aaa       AAA           2,051
  3,715     Florida, Capital Trust Agency, Multi-Family Housing
              Revenue, (River Bend Apartments Project), Series
              2002A,
              5.500% 10/01/22...................................  A3        A-            3,590

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $3,300     Florida, Capital Trust Agency, Multi-Family Housing
              Revenue, (Shadow Run Project) Series 2000A, (FNMA
              COLL), Mandatory Put 11/01/10 @ 100,
              5.150% 11/01/30...................................  Aaa       AAA        $  3,628
  1,000     Florida, Housing Finance Agency, Multi-Family
              Housing Revenue Refunding, (United Dominion Realty
              Trust - Andover Project) Series 1996E, AMT,
              Mandatory Put 05/01/08 @ 100,
              6.350% 05/01/26...................................  Baa2      BBB           1,034
    380     Florida, Housing Finance Agency, Revenue Refunding,
              (The Vineyards Project) Series 1995H,
              5.875% 11/01/05...................................  Baa2      BBB             385
  1,000     Florida, Housing Finance Agency, Revenue Refunding,
              (The Vineyards Project) Series 1995H,
              6.400% 11/01/15...................................  Baa2      BBB           1,034
  1,880     Florida, Housing Finance Corporation Revenue,
              (Homeowner Mortgage Project) Series 1998-1, (MBIA
              Insured),
              4.950% 07/01/11...................................  Aaa       AAA           2,001
  1,000     Florida, Ports Financing Commission Revenue, (State
              Transportation Trust Fund Project) Series 1996,
              AMT, (MBIA Insured),
              5.375% 06/01/16...................................  Aaa       AAA           1,081
    315     Gainesville, Florida, Utilities System Revenue,
              Escrowed to Maturity, Series 1996A,
              5.750% 10/01/07...................................  Aa2       AA              356
    685     Gainesville, Florida, Utility System Revenue,
              Unrefunded Balance, Series 1996A,
              5.750% 10/01/07...................................  Aa2       AA              774
  1,375     Hialeah, Florida, Capital Improvement Revenue,
              Series 1993,
              5.500% 10/01/18...................................  Baa1      BBB+          1,397

                       SEE NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $2,410     Hillsborough County, Florida, Aviation Authority,
              Revenue Refunding, (Tampa International Airport
              Project) AMT, Series 2003D,
              5.500% 10/01/11...................................  Aaa       AAA        $  2,716
  3,170     Hillsborough County, Florida, Aviation Authority,
              Revenue Refunding, (Tampa International Airport
              Project) Series 1997A, AMT, (AMBAC Insured),
              5.750% 10/01/07...................................  Aaa       AAA           3,469
  1,000     Hillsborough County, Florida, Capital Improvement
              Program Revenue Refunding, (Criminal Justice
              Facilities Project), Series 2003, (FGIC Insured),
              5.000% 08/01/12...................................  Aaa       AAA           1,128
  1,000     Hillsborough County, Florida, Capital Improvement
              Revenue Refunding, (County Center Project) Series
              1996B, (MBIA Insured),
              5.000% 07/01/11...................................  Aaa       AAA           1,087
  2,335     Hillsborough County, Florida, Individual Development
              Authority, CIG Tax Allocation, (H. Lee Moffitt
              Cancer Project) Series 2002B, (AMBAC Insured),
              5.500% 09/01/15...................................  Aaa       AAA           2,655
  1,070     Hollywood, Florida, Water and Sewer Revenue
              Refunding and Improvement, Series 2003, (FSA
              Insured),
              5.000% 10/01/17...................................  Aaa       AAA           1,168
  1,000     Indian River County, Florida, Water and Sewer
              Revenue Refunding, Series 1993A, (FGIC Insured),
              5.200% 09/01/05...................................  Aaa       AAA           1,056
  2,000     Jacksonville, Florida, Electric Systems Authority,
              Revenue Refunding, Series 1995-11,
              5.375% 10/01/15...................................  Aa2       AA            2,055

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,000     Jacksonville, Florida, Excise Tax Revenue Refunding,
              Series 1995A, (FGIC Insured),
              5.000% 10/01/09...................................  Aaa       AAA        $  1,127
  3,450     Jacksonville, Florida, GTD, Entitlement Improvement
              Revenue Refunding, Series 2002, (FGIC Insured),
              5.375% 10/01/18...................................  Aaa       AAA           3,842
  1,000     Jacksonville, Florida, Sales Tax Revenue Refunding,
              Series 2002, (FGIC Insured),
              5.375% 10/01/18...................................  Aaa       AAA           1,113
  1,000     Jacksonville, Florida, Sales Tax Revenue, Refunding,
              Series 2001, (FGIC Insured),
              5.500% 10/01/12...................................  Aaa       AAA           1,165
  1,080     Jacksonville, Florida, Sales Tax Revenue, Series
              2003, (MBIA Insured),
              5.250% 10/01/19...................................  Aaa       AAA           1,194
  2,500     Jea, Florida, St. John's River Power Parkway Systems
              Revenue Refunding, Series 2002,
              5.250% 10/01/13...................................  Aa2       AA            2,812
  2,235     Kissimmee, Florida, Utility Authority Electrical
              System Revenue Refunding and Improvement, Series
              2003, (FSA Insured),
              5.250% 10/01/15...................................  Aaa       AAA           2,526
  1,000     Lakeland, Florida, Electricity and Water Revenue
              Refunding, Series 1990, (AMBAC Insured),
              2.750%& 10/01/09..................................  Aaa       AAA             861
  2,000     Lakeland, Florida, Electricity and Water Revenue
              Refunding, Series 1992,
              5.625% 10/01/04...................................  A1        AA-           2,046
  2,000     Manatee County, Florida, Public Utilities Revenue
              Refunding and
              Improvement, Series 2003A, (MBIA Insured),
              5.000% 10/01/12...................................  Aaa       AAA           2,258
  4,285     Manatee County, Florida, School District Sales Tax
              Revenue, Series 2003, (AMBAC Insured),
              5.000% 10/01/12...................................  Aaa       AAA           4,856

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $2,025     Marion County, Florida, Hospital District Revenue
              Refunding, Series 1999,
              5.250% 10/01/11...................................  A2        A          $  2,206
  1,810     Miami Beach, Florida, Water and Sewer Revenue,
              Series 1995, (FSA Insured),
              5.375% 09/01/15...................................  Aaa       AAA           1,934
  1,500     Miami-Dade County, Florida, Aviation Revenue
              Refunding, Series 1998A, AMT,
              5.250% 10/01/07...................................  Aaa       AAA           1,651
  1,000     Miami-Dade County, Florida, Special Obligation
              Bonds, Series 2002A-1, (AMBAC Insured),
              5.000% 04/01/11...................................  Aaa       AAA           1,127
  3,500     Miami-Dade County, Florida, Water and Sewer Revenue
              Refunding, Series 2003, (MBIA Insured),
              5.000% 10/01/07...................................  Aaa       AAA           3,869
  1,530     Ocala, Florida, Imports Revenue Refunding, Series
              2003, (AMBAC Insured),
              5.375% 10/01/16...................................  Aaa       AAA           1,734
    730     Orange County, Florida, Health Facilities Authority,
              Revenue Refunding, (Lakeside Alternatives, Inc.
              Project) Series 1995,
              6.250% 07/01/05...................................  Baa2      BBB             745
  4,640     Orange County, Florida, Health Facilities Authority,
              Revenue, (Orlando Regional Healthcare Project)
              Series 1996A, (MBIA Insured),
              6.250% 10/01/08...................................  Aaa       AAA           5,425
  1,445     Orange County, Florida, Health Facilities Authority,
              Revenue, Series 1996A, (MBIA Insured), Escrowed to
              Maturity,
              6.250% 10/01/16...................................  Aaa       AAA           1,805

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $  555     Orange County, Florida, Health Facilities Authority,
              Revenue, Series 1996A, (MBIA Insured), Unrefunded
              Balance,
              6.250% 10/01/16...................................  Aaa       AAA        $    688
  4,000     Orange County, Florida, Tourist Development Tax
              Authority, Revenue Refunding, Series 1998A, (AMBAC
              Insured),
              5.000% 10/01/15...................................  Aaa       AAA           4,359
  4,345     Orlando and Orange County, Florida, Expressway
              Authority, Revenue Refunding, Series 2003A, (AMBAC
              Insured),
              5.250% 07/01/16...................................  Aaa       AAA           4,854
  2,000     Orlando and Orange County, Florida, Expressway
              Authority, Revenue, Junior Lien, Series 1990,
              (FGIC Insured),
              6.500% 07/01/10...................................  Aaa       AAA           2,424
  1,000     Orlando, Florida, Greater Orlando Aviation
              Authority, Airport Facilities Revenue Refunding,
              Series 1997, AMT,
              (FGIC Insured),
              5.125% 10/01/12...................................  Aaa       AAA           1,077
  5,865     Orlando, Florida, Utilities Commission, Water and
              Electric Revenue Refunding, Series 2001,
              5.000% 10/01/09...................................  Aa1       AA            6,603
  3,500     Palm Beach County, Florida, Criminal Justice
              Facilities Revenue, Series 1997, (FGIC Insured),
              5.750% 06/01/13...................................  Aaa       AAA           4,156
  2,000     Palm Beach County, Florida, GO Refunding, Series
              1998,
              5.500% 12/01/11...................................  Aaa       AAA           2,338
  3,000     Palm Beach County, Florida, School Board
              Certificates of Participation, Series 2002A, (FSA
              Insured),
              5.375% 08/01/14...................................  Aaa       AAA           3,417
  2,000     Palm Beach County, Florida, Stadium Facilities
              Revenue, Series 1996, (MBIA Insured),
              5.250% 12/01/16...................................  Aaa       AAA           2,216

                       SEE NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $2,070     Pembroke Pines, Florida, Consolidated Utilities
              Systems Revenue, Series 1992, (FGIC Insured),
              6.250% 09/01/07...................................  Aaa       AAA        $  2,287
  1,000     Port St. Lucie, Florida, Sales Tax Revenue, Series
              2003, (MBIA Insured),
              5.000% 09/01/19...................................  Aaa       AAA           1,077
  1,000     Port St. Lucie, Florida, Utilities Revenue, Series
              2003, (MBIA Insured),
              5.000% 09/01/16...................................  Aaa       AAA           1,098
  2,000     Reedy Creek, Florida, GO, Series 1995A, (MBIA
              Insured), Prerefunded 06/01/05 @ 100,
              5.750% 06/01/15...................................  Aaa       AAA           2,107
  1,650     Sarasota County, Florida, Public Hospital Board
              Revenue Refunding, (Sarasota Memorial Hospital
              Project) Series 1997B, (MBIA Insured),
              5.000% 10/01/07...................................  Aaa       AAA           1,817
  1,750     Sarasota County, Florida, Public Hospital Board
              Revenue Refunding, (Sarasota Memorial Hospital
              Project) Series 1998B, (MBIA Insured),
              5.250% 07/01/11...................................  Aaa       AAA           1,986
  1,000     South Broward, Florida, Hospital District Revenue,
              Series 2002,
              5.500% 05/01/22...................................  Aa3       A+            1,065
  3,000     South Broward, Florida, Hospital District Revenue,
              Series 2002,
              5.600% 05/01/27...................................  Aa3       A+            3,191
  3,955     South Broward, Florida, Hospital District Revenue,
              Series 2003A, (MBIA Insured),
              5.250% 05/01/12...................................  Aaa       AAA           4,480
  1,000     St. Lucie County, Florida, School District, GO,
              Series 1997, (FGIC Insured),
              5.875% 02/01/07...................................  Aaa       AAA           1,112

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,980     St. Petersburg, Florida, Health Facilities
              Authority, Revenue, (All Children's Hospital
              Project) Series 2002, (AMBAC Insured),
              5.500% 11/15/16...................................  Aaa       AAA        $  2,224
  1,995     St. Petersburg, Florida, Health Facilities
              Authority, Revenue, (All Children's Hospital)
              Series 2002, (AMBAC Insured),
              5.500% 11/15/15...................................  Aaa       AAA           2,250
  3,775     Tallahassee, Florida, Blue Print 2000 Intern
              Government Revenue, Series 2003, (FSA Insured),
              5.000% 10/01/13...................................  Aaa       AAA           4,224
  1,000     Tallahassee, Florida, Conservative Utilities System
              Revenue Refunding, Series 2001, (FGIC Insured),
              5.500% 10/01/18...................................  Aaa       AAA           1,167
  1,000     Tallahassee, Florida, Health Facilities Revenue
              Refunding, (Tallahassee Memorial Regional Medical
              Center Project) Series 1992A, (MBIA Insured),
              5.750% 12/01/04...................................  Aaa       AAA           1,014
  1,000     Tallahassee, Florida, Health Facilities Revenue
              Refunding, (Tallahassee Memorial Regional Medical
              Center Project) Series 1992B, (MBIA Insured),
              5.750% 12/01/04...................................  Aaa       AAA           1,014
  2,000     Tampa, Florida, Health Systems Revenue, (Catholic
              Health Project) Series 1998A-1, (MBIA Insured),
              4.875% 11/15/15...................................  Aaa       AAA           2,124
  3,170     Tampa, Florida, Sports Authority, Local Optional
              Sales Tax Revenue, (Stadium Project) Series 1997,
              (MBIA Insured),
              6.000% 01/01/07...................................  Aaa       AAA           3,525

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,000     Tampa, Florida, Sports Authority, Revenue, (Tampa
              Bay Arena Project) Series 1995, (MBIA Insured),
              5.750% 10/01/20...................................  Aaa       AAA        $  1,187
  3,000     Tampa, Florida, Tax Allocation, (Cigarette - H. Lee
              Moffitt Cancer Project) Series 1999, (AMBAC
              Insured),
              5.000% 03/01/07...................................  Aaa       AAA           3,273
  1,110     Tohopekaliga, Florida, Water Authority, Utility
              Revenue, Series 2003B, (FSA Insured),
              5.250% 10/01/17...................................  Aaa       AAA           1,240
  3,000     University Athletic Association Inc., Florida
              Athletic Program Revenue, Series 2001, Mandatory
              Put 10/01/05 @ 100,
              2.200% 10/01/31...................................  Aa3       AA-           3,041
  1,000     Volusia County, Florida, Educational Facilities
              Authority, Educational Facilities Revenue,
              (Embry-Riddle Aeronautical University Project)
              Series 1996A,
              6.125% 10/15/26...................................  Baa3      BBB-          1,014
                                                                                       --------
                                                                                        215,812
                                                                                       --------
            GEORGIA -- 0.8%
  2,000     Marietta, Georgia, Housing Authority, Multi-Family
              Revenue Refunding, (Wood Glen-RMKT Housing
              Project) Series 1994,
              Mandatory Put 07/01/04 @ 100,
              4.750% 07/01/24...................................  Baa2      BBB           2,012
                                                                                       --------
            ILLINOIS -- 0.6%
  1,620     Champaign County, Illinois, Community Unit School
              District Number 116 Urbana, GO, Series 1999C,
              (FGIC Insured), Prerefunded 01/01/09 @ 94.829,
              2.720%& 01/01/10..................................  Aaa       AAA           1,351
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- 0.5%
 $1,000     Calhoun County, South Carolina, Solid Waste Disposal
              Facility Revenue, (Carolina Eastman Company
              Project) Series 1992, AMT,
              6.750% 05/01/17...................................  A2        BBB-       $  1,262
                                                                                       --------
            TEXAS -- 2.2%
  1,945     Midland, Texas, Independent School District, GO
              Refunding, Series 2003, (PSF-GTD),
              5.250% 02/15/17...................................  Aaa       AAA           2,142
  4,000     Texas State, Turnpike Authority, Dallas North
              Tollway Revenue, (President George Bush Turnpike
              Project) Series 1996, (AMBAC Insured),
              3.450%& 01/01/11..................................  Aaa       AAA           3,175
                                                                                       --------
                                                                                          5,317
                                                                                       --------
            VIRGINIA -- 1.9%
  4,180     Arlington County, Virginia, Industrial Development
              Authority, Hospital Facility Revenue, (Virginia
              Hospital Arlington Health Systems Project), Series
              2001,
              5.500% 07/01/14...................................  A2        A             4,619
                                                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $219,634).......................................................    230,373
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 146

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


 SHARES                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 4.3%
              (Cost $10,438)
 10,438     Nations Tax-Exempt Reserves, Capital Class#.................   $ 10,438
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $230,072*)................................      98.7%   240,811
                                                                           --------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................       1.3%
            Receivable for Fund shares sold.............................   $    509
            Dividends receivable........................................          5
            Interest receivable.........................................      4,060
            Payable for Fund shares redeemed............................       (559)
            Investment advisory fee payable.............................        (47)
            Administration fee payable..................................        (46)
            Shareholder servicing and distribution fees payable.........        (20)
            Distributions payable.......................................       (671)
            Accrued Trustees' fees and expenses.........................        (52)
            Accrued expenses and other liabilities......................        (68)
                                                                           --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................      3,111
                                                                           --------
            NET ASSETS........................................     100.0%  $243,922
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    150
            Accumulated net realized gain on investments sold...........        568
            Net unrealized appreciation of investments..................     10,739
            Paid-in capital.............................................    232,465
                                                                           --------
            NET ASSETS..................................................   $243,922
                                                                           ========

                                                                            VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($205,936,661 / 18,951,074 shares outstanding)............     $10.87
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($18,853,991 / 1,736,203 shares outstanding)..............     $10.86
                                                                           ========

            Maximum sales charge........................................      3.25%
            Maximum offering price per share............................     $11.22

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($8,885,034 / 817,544 shares outstanding).................     $10.87
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($10,245,956 / 941,645 shares outstanding)................     $10.88
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Florida Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

AMBAC                                              20.13%
MBIA                                               18.63%
FGIC                                               11.76%

Nations Florida Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Special Tax                                        19.21%
Hospital Revenue                                   16.11%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.0%
            FLORIDA -- 92.1%
 $  585     Alachua County, Florida, Health Facilities
              Authority, Revenue Refunding, (Santa Fe Healthcare
              Facilities, Inc. Project) Series 1993,
              6.000% 11/15/09...................................  Baa1      AAA        $    650
  1,375     Bay County, Florida, PCR Refunding, (International
              Paper Company Project) Series 1998A,
              5.100% 09/01/12...................................  Baa2      BBB           1,516
  2,550     Brevard County, Florida, Health Facilities
              Authority, Revenue, (Holmes Regional Medical
              Center, Inc. Project) Series 1996, (MBIA Insured),
              5.625% 10/01/14...................................  Aaa       AAA           2,784
  1,000     Canaveral, Florida, Port Authority, Port Improvement
              Revenue Refunding, Series 1996B, (FGIC Insured),
              5.700% 06/01/13...................................  Aaa       AAA           1,100
  2,250     Charlotte County, Florida, Utility Revenue
              Refunding, Series 1996A, (FGIC, Insured),
              5.625% 10/01/16...................................  Aaa       AAA           2,490
  1,000     Collier County, Florida, Housing Finance Authority,
              Multi-Family Housing Revenue, (Goodlette Arms
              Project) Series 2002A-1, (FNMA COLL), Mandatory
              Put 02/15/12 @ 100,
              4.900% 02/15/32...................................  Aaa       AAA           1,050
  2,500     Dade County, Florida, Aviation Revenue, Series
              1996A, AMT, (MBIA Insured),
              5.750% 10/01/12...................................  Aaa       AAA           2,751
    850     Escambia County, Florida, Housing Finance Authority,
              Single-Family Mortgage Revenue, (Multi-County
              Program) Series 2000A, AMT, (MBIA/FHA/VA Insured),
              6.300% 10/01/20...................................  Aaa       AAA             880
  2,055     Florida Municipal Loan Council Revenue, Series
              2003B,
              5.250% 12/01/14...................................  Aaa       AAA           2,348

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $3,000     Florida State, Board of Education, Capital Outlay
              GO, Series 1997A,
              5.000% 01/01/17...................................  Aa2       AA+        $  3,207
  1,000     Florida State, Board of Education, Lottery Revenue,
              Series 2000C, (FGIC Insured),
              5.250% 07/01/17...................................  Aaa       AAA           1,100
  1,250     Florida State, Board of Education, Public Education
              Capital Outlay GO, Series 1996A,
              5.250% 06/01/16...................................  Aa2       AA+           1,342
  1,000     Florida State, Board of Education, Public Education
              Capital Outlay GO, Series 1996A,
              5.000% 06/01/18...................................  Aa2       AA+           1,062
  1,000     Florida State, Florida Department of Transportation
              Revenue, Series 2002, (MBIA Insured),
              5.375% 07/01/15...................................  Aaa       AAA           1,132
  1,000     Florida, Capital Trust Agency, Multi-Family Housing
              Revenue, (Shadow Run Project) Series 2000A, (FNMA
              COLL), Mandatory Put 11/01/10 @ 100,
              5.150% 11/01/30...................................  Aaa       AAA           1,099
  2,215     Florida, Housing Finance Agency, Revenue, (Homeowner
              Mortgage Project) Series 1997-2, AMT,
              (MBIA Insured),
              5.750% 07/01/14...................................  Aaa       AAA           2,363
  1,375     Florida, Housing Finance Agency, Revenue, (Homeowner
              Mortgage Project) Series 1998-1, (MBIA Insured),
              4.950% 01/01/11...................................  Aaa       AAA           1,465
  1,485     Florida, Municipal Loan Council Revenue, (North
              Miami Beach Water Project), Series 2002B, (MBIA
              Insured),
              5.375% 08/01/16...................................  Aaa       AAA           1,673
  3,000     Gainesville, Florida, Utility Systems Revenue,
              Series 1992B,
              6.500% 10/01/11...................................  Aa2       AA            3,693

                       SEE NOTES TO FINANCIAL STATEMENTS.
 148

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,800     Jacksonville, Florida, Economic Development
              Communities Health Care Facilities Revenue, (Mayo
              Clinic Jacksonville Project) Series 2001A,
              5.500% 11/15/36...................................  Aa2       AA         $  1,900
  3,720     Jacksonville, Florida, GTD, Entitlement Revenue
              Refunding and Improvement, Series 2002,
              (FGIC Insured),
              5.375% 10/01/19...................................  Aaa       AAA           4,119
  5,000     Jacksonville, Florida, Sales Tax Revenue, (River
              City Renaissance Project) Series 1995, (FGIC
              Insured), Prerefunded 10/01/05 @ 101,
              5.650% 10/01/14...................................  Aaa       AAA           5,377
  2,000     Jea, Florida, St. John's River Power Parkway Systems
              Revenue Refunding, Series 2002,
              5.250% 10/01/13...................................  Aa2       AA            2,250
  2,430     Leon County, Florida, Capital Improvement Revenue,
              Series 1997, (AMBAC Insured),
              5.250% 10/01/17...................................  Aaa       AAA           2,663
  2,370     Miami Beach, Florida, Water and Sewer Revenue,
              Series 1995, (FSA Insured),
              5.375% 09/01/15...................................  Aaa       AAA           2,533
  3,500     Miami-Dade County, Florida, Aviation Revenue, Series
              1998C, AMT, (MBIA Insured),
              5.250% 10/01/15...................................  Aaa       AAA           3,756
  1,465     Miami-Dade County, Florida, Educational Facilities
              Authority, (Miami University) Series 2004A,
              5.000% 04/01/14...................................  Aaa       AAA           1,649
  2,000     North Broward, Florida, Hospital District Revenue
              Refunding, Series 1997, (MBIA Insured),
              5.250% 01/15/17...................................  Aaa       AAA           2,155
    500     Okaloosa County, Florida, Gas Distribution Revenue
              Refunding, Series 1994, (MBIA Insured),
              Prerefunded 10/01/04 @ 102,
              6.875% 10/01/19...................................  Aaa       AAA             525

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $3,260     Orange County, Florida, Health Facilities Authority,
              Revenue, Series 1996A, (MBIA Insured), Escrowed to
              Maturity,
              6.250% 10/01/16...................................  Aaa       AAA        $  4,071
  1,260     Orange County, Florida, Health Facilities Authority,
              Revenue, Series 1996A, (MBIA Insured), Unrefunded
              Balance,
              6.250% 10/01/16...................................  Aaa       AAA           1,562
  2,950     Orlando, Florida, Greater Orlando Aviation
              Authority, Airport Facilities Revenue, Series
              1999A, AMT, (FGIC Insured),
              5.250% 10/01/10...................................  Aaa       AAA           3,251
  1,800     Orlando, Florida, Utilities Commission, Water and
              Electric Utilities Revenue Refunding, Series
              1989D,
              6.750% 10/01/17...................................  Aa1       AA            2,271
  5,000     Palm Beach County, Florida, Solid Waste Authority,
              Revenue, Unrefunded Balance, Series 1997A, (AMBAC
              Insured), Mandatory Put 07/01/10 @ 100,
              6.000% 10/01/10...................................  Aaa       AAA           5,887
  2,000     Pensacola, Florida, Airport Revenue, Series 1997B,
              AMT, (MBIA Insured),
              5.625% 10/01/14...................................  Aaa       AAA           2,220
  2,115     Port St. Lucie, Florida, Utilities Revenue, Series
              2003, (MBIA Insured),
              5.000% 09/01/19...................................  Aaa       AAA           2,278
  1,000     Sarasota County, Florida, Utility Systems Revenue
              Refunding, Series 2002C, (FGIC Insured),
              5.250% 10/01/16...................................  Aaa       AAA           1,111
  1,030     Sebring, Florida, Water and Wastewater Revenue
              Refunding, Series 2002, (FGIC Insured),
              5.250% 01/01/14...................................  Aaa       AAA           1,166
  1,000     South Broward, Florida, Hospital District Revenue,
              Series 2002,
              5.600% 05/01/27...................................  Aa3       A+            1,064

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $2,500     Sunrise Lakes, Florida, Phase 4 Recreational
              District, GO, Series 1995A, Prerefunded 08/01/05 @
              102,
              6.750% 08/01/24...................................  NR        NR         $  2,726
  1,000     Tallahassee, Florida, Blue Print 2000 Intern
              Government Revenue, Series 2003, (FSA Insured),
              5.000% 10/01/13...................................  Aaa       AAA           1,119
  1,330     Tallahassee, Florida, Conservative Utility System
              Revenue Refunding, Series 2001, (FGIC Insured),
              5.500% 10/01/14...................................  Aaa       AAA           1,567
    500     Tampa, Florida, Sports Authority, Local Optional
              Sales Tax Revenue, (Stadium Project) Series 1997,
              (MBIA Insured),
              5.125% 01/01/12...................................  Aaa       AAA             544
  2,000     Tampa, Florida, Sports Authority, Local Optional
              Sales Tax Revenue, (Stadium Project) Series 1997,
              (MBIA Insured),
              5.250% 01/01/17...................................  Aaa       AAA           2,162
  2,500     Tampa, Florida, Sports Authority, Sales Tax Revenue,
              (Tampa Bay Arena Project) Series 1995, (MBIA
              Insured),
              5.750% 10/01/15...................................  Aaa       AAA           2,960
  1,000     Tampa, Florida, Tax Allocation Revenue, (H. Lee
              Moffitt Cancer Project) Series 1999, (AMBAC
              Insured),
              4.875% 03/01/06...................................  Aaa       AAA           1,063
  2,380     Volusia County, Florida, Educational Facilities
              Authority, Educational Facilities Revenue,
              (Embry-Riddle Aeronautical University Project)
              Series 1999A,
              5.750% 10/15/29...................................  Baa3      BBB-          2,385
                                                                                       --------
                                                                                        100,039
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            LOUISIANA -- 1.0%
 $1,000     Calcasieu Parish, Louisiana, Industrial Development
              Board, PCR Refunding, (Occidental Petroleum
              Project) Series 2001,
              4.800% 12/01/06...................................  Baa1      BBB+       $  1,065
                                                                                       --------
            PUERTO RICO -- 4.9%
  4,190     Puerto Rico, Commonwealth GO, Series 1997,
              (MBIA Insured),
              6.500% 07/01/15...................................  Aaa       AAA           5,301
                                                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $96,638)........................................................    106,405
                                                                                       --------

SHARES
(000)
------
         AFFILIATED INVESTMENT COMPANIES -- 0.8%
           (Cost $919)
   919   Nations Tax-Exempt Reserves, Capital Class#...................        919
                                                                          --------
         TOTAL INVESTMENTS
           (Cost $97,557*)...................................      98.8%   107,324
                                                                          --------
         OTHER ASSETS AND
           LIABILITIES (NET).................................       1.2%
         Cash..........................................................   $      1
         Receivable for Fund shares sold...............................         98
         Interest receivable...........................................      2,046
         Payable for Fund shares redeemed..............................       (361)
         Investment advisory fee payable...............................        (27)
         Administration fee payable....................................        (21)
         Shareholder servicing and distribution fees payable...........        (19)
         Distributions payable.........................................       (279)
         Accrued Trustees' fees and expenses...........................        (51)
         Accrued expenses and other liabilities........................        (38)
                                                                          --------
         TOTAL OTHER ASSETS AND
           LIABILITIES (NET)...........................................      1,349
                                                                          --------
         NET ASSETS..........................................     100.0%  $108,673
                                                                          ========
         NET ASSETS CONSIST OF:
         Undistributed net investment income...........................   $    351
         Accumulated net realized gain on investments sold.............        899
         Net unrealized appreciation of investments....................      9,767
         Paid-in capital...............................................     97,656
                                                                          --------
         NET ASSETS....................................................   $108,673
                                                                          ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                            VALUE
-----------------------------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption price per share
           ($56,577,662 / 5,648,813 shares outstanding)................     $10.02
                                                                          ========

         INVESTOR A SHARES:
         Net asset value and redemption price per share
           ($40,629,856 / 4,056,761 shares outstanding)................     $10.02
                                                                          ========

         Maximum sales charge..........................................      4.75%
         Maximum offering price per share..............................     $10.52

         INVESTOR B SHARES:
         Net asset value and offering price per share**
           ($10,648,083 / 1,063,467 shares outstanding)................     $10.01
                                                                          ========
         INVESTOR C SHARES:
         Net asset value and offering price per share**
           ($817,077 / 81,685 shares outstanding)......................     $10.00
                                                                          ========

---------------

 * Federal income tax information (see Note 7).

 **The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Florida Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

MBIA                                              36.53%
FGIC                                              18.14%

Nations Florida Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Prerefunded                                       15.54%
Transportation Revenue                            12.19%
Special Tax                                       10.16%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND
              NOTES -- 98.0%
            GEORGIA -- 89.6%
 $1,150     Athens, Georgia, University of Georgia Student
              Housing Authority, Revenue Refunding, Series 2002,
              (AMBAC Insured),
              5.250% 12/01/19...................................  Aaa       AAA        $  1,258
  5,000     Atlanta, Georgia, Airport Facilities Revenue
              Refunding, Series 2000A, (FGIC Insured),
              Prerefunded 01/01/10 @ 101,
              5.600% 01/01/30...................................  Aaa       AAA           5,803
  2,000     Atlanta, Georgia, Urban Residential Finance
              Authority, Multi-Family Revenue Refunding,
              (Housing City Plaza Project) Series 1998, AMT,
              (FNMA COLL), Mandatory Put 12/01/08 @ 100,
              4.550% 12/01/28...................................  Aaa       AAA           2,147
  1,060     Atlanta, Georgia, Water and Wastewater, Revenue,
              Unrefunded Balance, Series 1999A, (FGIC Insured),
              Prerefunded 05/01/09 @ 101,
              5.000% 11/01/38...................................  Aaa       AAA           1,197
  1,055     Bulloch County, Georgia, Development Authority,
              Student Housing Lease Revenue, (Georgia Southern
              University Project) Series 2002,
              3.750% 08/01/10...................................  Aaa       AAA           1,113
  1,090     Bulloch County, Georgia, Development Authority,
              Student Housing Lease Revenue, (Georgia Southern
              University Project) Series 2002,
              4.000% 08/01/11...................................  Aaa       AAA           1,160
  5,000     Burke County, Georgia, Development Authority, PCR
              Refunding, (Vogtle Project) Series 1994,
              1.050%&& 10/01/32.................................  A2        A             4,999
  2,000     Cartersville, Georgia, Development Authority, Sewer
              Facilities Revenue Refunding, (Anheuser-Busch
              Companies, Inc. Project) Series 1997, AMT,
              5.625% 05/01/09...................................  A1        A+            2,242

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $1,000     Cartersville, Georgia, Development Authority, Sewer
              Facilities Revenue Refunding, (Anheuser-Busch
              Companies, Inc. Project) Series 1997, AMT,
              6.125% 05/01/27...................................  A1        A+         $  1,052
  3,000     Chatham County, Georgia, Hospital Medical Authority,
              Revenue, (Memorial Health Medical Center Project)
              Series 2001A,
              6.125% 01/01/24...................................  A3        A-            3,258
  1,000     Cherokee County, Georgia, School System, GO, Series
              1993, (AMBAC Insured),
              5.875% 02/01/09...................................  Aaa       AAA           1,113
  1,000     Cherokee County, Georgia, School System, GO, Series
              2001, (State Aid Withholding),
              5.250% 08/01/15...................................  Aa2       AA            1,110
  1,000     Cherokee County, Georgia, School System, GO, Series
              2001, (State Aid Withholding),
              5.250% 08/01/17...................................  Aa2       AA            1,100
    505     Cherokee County, Georgia, Water and Sewer Authority,
              Revenue Refunding, Series 1993, (MBIA Insured),
              5.300% 08/01/09...................................  Aaa       AAA             552
  3,890     Clayton County, Georgia Housing Authority, Multi-
              Family Housing Revenue Refunding, (Tara Court II
              Apartments Project) Series 2001, (FNMA Liquidity
              Facility), Mandatory Put 12/01/11 @ 100,
              4.350% 12/01/31...................................  Aaa       AAA           4,139
  3,190     Clayton County, Georgia, Hospital Authority, Revenue
              Anticipation Certificates, (Southern Regional
              Medical Center Project) Series 1998A, (MBIA
              Insured),
              5.250% 08/01/09...................................  Aaa       AAA           3,602
  2,000     Clayton County, Georgia, Water and Sewer Authority,
              Revenue, Series 2000,
              6.250% 05/01/17...................................  Aa3       AA            2,371

                       SEE NOTES TO FINANCIAL STATEMENTS.
 152

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $1,000     Clayton County, Georgia, Water and Sewer Authority,
              Revenue, Series 2000,
              5.600% 05/01/18...................................  Aa3       AA         $  1,126
  5,195     Cobb County and Marietta, Georgia, Water Authority,
              Revenue, Series 2002,
              5.125% 11/01/20...................................  Aaa       AAA           5,702
  2,220     Columbus County, Georgia, Water and Sewer Revenue
              Refunding, Series 2003, (FSA Insured),
              5.250% 05/01/13...................................  Aaa       AAA           2,549
  1,300     DeKalb County, Georgia, Development Authority,
              Revenue, (Emory University Project) Series 1994A,
              (GO of University),
              6.000% 10/01/14...................................  Aa2       AA            1,355
  3,700     DeKalb County, Georgia, Development Authority,
              Revenue, (Emory University Project) Series 1994A,
              Prerefunded 10/01/04 @ 102,
              6.000% 10/01/14...................................  Aa2       AA            3,865
  1,000     Downtown Savannah Authority, Georgia, Revenue
              Refunding, (Chatham County Project) Series 1993A,
              5.000% 01/01/11...................................  A1        AA            1,013
  2,490     East Point, Georgia, Building Authority, Revenue,
              Series 2000, (FSA Insured),
              4.269%& 02/01/18..................................  Aaa       AAA           1,234
  2,000     Forsyth County, Georgia, School District, GO, Series
              1999,
              6.000% 02/01/15...................................  Aa2       AA-           2,334
  2,000     Fulco, Georgia, Hospital Authority, Revenue
              Anticipation Certificates, (St. Joseph Hospital
              Project) Series 1994, Prerefunding 10/01/04 @ 102,
              5.500% 10/01/14...................................  Aaa       AAA           2,077
  2,000     Fulco, Georgia, Hospital Authority, Revenue
              Anticipation Certificates, Health Systems Revenue,
              (Catholic Health East Project) Series 1998A, (MBIA
              Insured),
              4.600% 11/15/09...................................  Aaa       AAA           2,197

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $5,000     Fulton County, Georgia, Building Authority, Revenue,
              (Judicial Center Facilities Project) Series 2002B,
              4.000% 01/01/08...................................  Aaa       AAA        $  5,329
    500     Fulton County, Georgia, Development Authority,
              Revenue, (Clark Atlanta University Project) Series
              1995, (CONNIE LEE Insured),
              5.125% 01/01/10...................................  Aaa       AAA             538
  1,735     Fulton County, Georgia, Development Authority,
              Revenue, (Georgia Tech Foundation Facilities
              Project) Series 1997A,
              5.000% 09/01/17...................................  Aa1       AA+           1,867
  2,900     Fulton County, Georgia, Housing Authority, Multi-
              Family Housing Revenue, (Concorde Place Apartments
              Project) Series 1996A, AMT, Prerefunded 07/01/08
              @100,
              6.375% 01/01/27...................................  Aaa       AAA           3,353
  1,500     Fulton County, Georgia, School District, GO
              Refunding, Series 1991,
              6.250% 05/01/04...................................  Aa2       AA            1,506
  1,000     Gainesville & Hall County, Georgia, Hospital
              Authority, Revenue Anticipation Certificates,
              (Northeast Georgia Health System Incorporated
              Project) Series 2001,
              5.000% 05/15/15...................................  A3        A-            1,043
  1,500     Georgia State, GO Refunding, Series 1992A,
              6.250% 03/01/06...................................  Aaa       AAA           1,636
  2,750     Georgia State, GO, Series 1993C,
              6.500% 07/01/05...................................  Aaa       AAA           2,933
  3,000     Georgia State, GO, Series 1999D,
              5.800% 11/01/13...................................  Aaa       AAA           3,531
    680     Georgia State, Housing and Finance Authority,
              Revenue, (Home Ownership Program) Series 1992B,
              AMT,
              6.600% 06/01/25...................................  Aa1       AA+             694
    495     Georgia State, Housing and Finance Authority,
              Single-Family Mortgage Revenue, Series 1998B-3,
              4.400% 06/01/17...................................  Aa2       AAA             503

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $  820     Georgia State, Housing and Finance Authority,
              Single-Family Mortgage Revenue, Series 1999B-2,
              AMT,
              6.100% 06/01/31...................................  Aa2       AAA        $    870
  1,000     Georgia State, Municipal Electric Authority,
              Revenue, Series 1998A,
              5.250% 01/01/13...................................  Aaa       AAA           1,143
  1,000     Georgia State, Tollway Authority, Revenue Refunding,
              (Georgia 400 Project) Series 1998,
              5.000% 07/01/07...................................  Aaa       AAA           1,103
  2,380     Georgia, George L. Smith II World Congress Center
              Authority, Revenue Refunding, (Domed Stadium
              Project) Series 2000, AMT, (MBIA Insured),
              6.000% 07/01/05...................................  Aaa       AAA           2,517
  1,250     Georgia, Municipal Association Inc., Certificate of
              Participation, (City Court Atlanta Project),
              Series 2002, (AMBAC),
              5.250% 12/01/26...................................  Aaa       AAA           1,331
  1,500     Georgia, Municipal Gas Authority, Gas Tax Revenue,
              (Southern Storage Gas Project) Series 1994,
              6.000% 07/01/04...................................  A2        A             1,518
  2,585     Griffin, Georgia, Combined Public Utility
              Improvement Revenue Refunding, Series 2002,
              5.125% 01/01/19...................................  Aaa       AAA           2,833
  1,000     Griffin-Spalding County, Georgia, School System, GO,
              Series 1996, (State Aid Withholding, FSA Insured),
              5.250% 02/01/10...................................  Aaa       AAA           1,003
  2,000     Gwinnett County, Georgia, GO, Series 2002,
              4.000% 01/01/11...................................  Aaa       AAA           2,139
  1,785     Gwinnett County, Georgia, School District, GO
              Refunding, Series 2002,
              5.000% 02/01/08...................................  Aaa       AA+           1,976
  1,000     Hall County, Georgia, School District, GO Refunding,
              Series 1992B,
              6.300% 12/01/05...................................  A1        A+            1,083

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $2,000     Hall County, Georgia, School District, GO, Series
              1994, (AMBAC Insured), Prerefunded 12/01/04 @ 102,
              6.700% 12/01/14...................................  Aaa       AAA        $  2,115
  1,550     Henry County, Georgia, Hospital Authority, Revenue,
              (Henry Medical Center Project) Series 1997, (AMBAC
              Insured), Prerefunded 07/01/07 @ 102,
              5.250% 07/01/09...................................  Aaa       AAA           1,744
  3,000     Henry County, Georgia, Hospital Authority, Revenue,
              (Henry Medical Center Project) Series 1997, (AMBAC
              Insured),
              6.000% 07/01/29...................................  Aaa       AAA           3,437
  2,000     Houston County, Georgia, School District, GO, Series
              2002, (State Aid Withholding),
              4.000% 09/01/06...................................  Aa2       AA            2,117
    500     Lawrenceville, Georgia, Housing Authority, Multi-
              Family Housing Revenue, (Knollwood Park, LP
              Project) Series 1997, AMT, (FNMA COLL), Mandatory
              Put 06/01/15 @ 100,
              6.250% 12/01/29...................................  Aaa       AAA             562
  1,000     Macon-Bibb County, Georgia, Industrial Authority,
              Industrial Revenue, (Weyerhaeuser Company Project)
              Series 1982,
              9.000% 10/01/07...................................  Baa2      BBB           1,236
  2,000     Marietta, Georgia, Housing Authority, Multi-Family
              Revenue Refunding, (Wood Glen-RMKT Housing
              Project) Series 1994, Mandatory Put 07/01/04 @
              100,
              4.750% 07/01/24...................................  Baa2      BBB           2,012
  1,000     Meriwether County, Georgia, School District, GO,
              Series 1996, (State Aid Withholding, FSA Insured),
              5.500% 02/01/16...................................  Aaa       AAA           1,103
  2,000     Metropolitan Atlanta Rapid Transit Authority,
              Georgia, Revenue Refunding, Series 1992,
              (MBIA Insured),
              6.250% 07/01/18...................................  Aaa       AAA           2,448

                       SEE NOTES TO FINANCIAL STATEMENTS.
 154

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $  540     Metropolitan Atlanta Rapid Transit Authority,
              Georgia, Revenue, Series 1983D,
              7.000% 07/01/11...................................  Aaa       AAA        $    677
  2,500     Metropolitan Atlanta Rapid Transit Authority,
              Georgia, Revenue, Series 1998B, (MBIA Insured),
              5.100% 07/01/13...................................  Aaa       AAA           2,776
  3,000     Metropolitan Atlanta Rapid Transit Authority,
              Georgia, Revenue, Series 1998B, (MBIA Insured),
              5.100% 07/01/15...................................  Aaa       AAA           3,288
  5,000     Monroe County, Georgia, Development Authority, PCR,
              (Georgia Power Company Plant Scherer Project)
              Series 2001, (AMBAC Insured), Mandatory Put
              12/01/08 @ 100,
              4.200% 01/01/12...................................  Aaa       AAA           5,386
  1,000     Monroe County, Georgia, Development Authority, PCR,
              (Oglethorpe Power Corporation Project) Series
              1992A,
              6.800% 01/01/12...................................  A3        A             1,210
    500     Peach County, Georgia, School District, GO, Series
              1994, (State Aid Withholding, MBIA Insured),
              6.500% 02/01/08...................................  Aaa       AAA             578
  1,000     Richmond County, Georgia, Board of Education, GO
              Refunding, Series 1993, (FGIC Insured),
              4.700% 11/01/06...................................  Aaa       AAA           1,023
  3,000     Richmond County, Georgia, Development Authority,
              Environmental Improvement Revenue, (International
              Paper Company Project) Series 2001A,
              5.150% 03/01/15...................................  Baa2      BBB           3,256
  3,000     Roswell, Georgia, GO, Series 1995, Prerefunded
              02/01/05 @ 102,
              5.600% 02/01/10...................................  Aaa       AAA           3,172
  2,000     Roswell, Georgia, GO, Series 2000,
              5.500% 02/01/12...................................  Aaa       AAA           2,276

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $1,225     Savannah, Georgia, Hospital Authority, Revenue, (St.
              Joseph's - Candler Health Systems Project) Series
              1998A, (FSA Insured),
              5.250% 07/01/11...................................  Aaa       AAA        $  1,347
  1,310     Savannah, Georgia, Hospital Authority, Revenue, (St.
              Joseph's - Candler Health Systems Project) Series
              1998A, (FSA Insured),
              5.250% 07/01/12...................................  Aaa       AAA           1,447
  1,000     Savannah, Georgia, Hospital Authority, Revenue, (St.
              Joseph's - Candler Health Systems Project) Series
              1998B, (FSA Insured),
              5.250% 07/01/10...................................  Aaa       AAA           1,111
  1,000     Smyrna, Georgia, Downtown Development Authority,
              Revenue Refunding, Series 2002, (AMBAC Insured),
              5.250% 02/01/16...................................  Aaa       AAA           1,137
  2,225     Tift County, Georgia, Hospital Authority, Revenue,
              Series 2002,
              5.250% 12/01/18...................................  Aaa       AAA           2,426
                                                                                       --------
                                                                                        150,001
                                                                                       --------
            ALABAMA -- 1.5%
  2,320     Birmingham, Alabama, GO Refunding, Series 2003A,
              (AMBAC Insured),
              5.250% 06/01/18...................................  Aaa       AAA           2,585
                                                                                       --------
            ALASKA -- 0.9%
  1,315     Alaska, Municipal Bond Bank Authority, Revenue,
              Series 2003, (MBIA Insured),
              5.250% 12/01/17...................................  Aaa       AAA           1,459
                                                                                       --------
            LOUISIANA -- 1.3%
  2,000     Calcasieu Parish, Louisiana, Industrial Development
              Board, PCR Refunding, (Occidental Petroleum
              Project) Series 2001,
              4.800% 12/01/06...................................  Baa1      BBB+          2,130
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MICHIGAN -- 2.5%
 $3,650     Detroit, Michigan, GO Refunding, Series 2001B, (MBIA
              Insured),
              5.375% 04/01/14...................................  Aaa       AAA        $  4,128
                                                                                       --------
            SOUTH CAROLINA -- 0.9%
  1,500     South Carolina, Tobacco Settlement Management
              Revenue, Series 2001B,
              6.375% 05/15/28...................................  Baa2      BBB           1,437
                                                                                       --------
            TEXAS -- 1.3%
  2,000     Sam Rayburn, Texas, Municipal Power Agency, Revenue
              Refunding, Series 2002,
              6.000% 10/01/16...................................  Baa2      BBB-          2,176
                                                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $153,175).......................................................    163,916
                                                                                       --------

 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 0.9%
              (Cost $1,562)
  1,562     Nations Tax-Exempt Reserves, Capital Class#...................      1,562
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $154,737*)..................................      98.9%   165,478
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................       1.1%
            Receivable for Fund shares sold...............................   $    411
            Dividends receivable..........................................          1
            Interest receivable...........................................      2,290
            Payable for Fund shares redeemed..............................       (154)
            Investment advisory fee payable...............................        (33)
            Administration fee payable....................................        (31)
            Shareholder servicing and distribution fees payable...........        (15)
            Distributions payable.........................................       (485)
            Accrued Trustees' fees and expenses...........................        (88)
            Accrued expenses and other liabilities........................        (49)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................      1,847
                                                                             --------
            NET ASSETS..........................................     100.0%  $167,325
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    222
            Accumulated net realized loss on investments sold.............     (2,464)
            Net unrealized appreciation of investments....................     10,741
            Paid-in capital...............................................    158,826
                                                                             --------
            NET ASSETS....................................................   $167,325
                                                                             ========

                                                                              VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($133,206,580 / 12,130,221 shares outstanding)..............     $10.98
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($21,887,237 / 1,993,253 shares outstanding)................     $10.98
                                                                             ========

            Maximum sales charge..........................................      3.25%
            Maximum offering price per share..............................     $11.35

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($7,461,539 / 679,247 shares outstanding)...................     $10.99
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($4,769,226 / 434,270 shares outstanding)...................     $10.98
                                                                             ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity.

 &&
  Floating rate note. The interest rate shown reflects the rate in effect as of March 31, 2004.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Georgia Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

MBIA                                              14.07%
AMBAC                                             10.75%

Nations Georgia Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Prerefunded                                       15.25%
IDR/PCR                                           12.25%
Hospital Revenue                                  10.54%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 156

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS        VALUE
  (000)                                                    (UNAUDITED)      (000)
-----------------------------------------------------------------------------------
            MUNICIPAL BONDS AND
              NOTES -- 98.8%
            KANSAS -- 88.1%
 $1,500     Burlington, Kansas, Environmental
              Improvement Revenue Refunding, (Power and
              Light Project) Series 1998C, Mandatory Put
              10/01/07 @ 100,
              4.750% 09/01/15...........................  A3        BBB    $ 1,604
  1,380     Butler & Sedgwick Counties, Andover, Kansas,
              Unified School District Number 385, GO,
              Series 2000, (FSA Insured),
              6.000% 09/01/13...........................  Aaa       AAA      1,668
  1,600     Dodge, Kansas, Unified School District
              Number 443, GO Refunding, Series 2002,
              (FGIC Insured),
              5.000% 03/01/13...........................  Aaa       AAA      1,801
  1,025     Douglas County, Kansas, Revenue Refunding,
              Sales Tax, Series 2004A, (AMBAC Insured),
              5.000% 02/01/13...........................  Aaa       AAA      1,153
  1,045     Douglas County, Kansas, GO, Series 1999,
              4.550% 08/01/05...........................  Aa3       AA-      1,092
    100     Johnson County, Kansas, Park and Recreation
              District Certificates of Partnership,
              Series 2003A, (MBIA Insured),
              4.000% 09/01/15...........................  Aaa       AAA        102
     50     Johnson County, Kansas, Unified School
              District Number 21, GO, Refunding, Series
              2001A, (FSA Insured),
              5.500% 10/01/15...........................  Aaa       AAA         59
  1,130     Johnson County, Kansas, Unified School
              District Number 231, GO Refunding, Series
              1998A, (FGIC Insured),
              4.600% 10/01/09...........................  Aaa       AAA      1,229
    750     Johnson County, Kansas, Unified School
              District Number 233, GO Refunding, Series
              1994, (AMBAC Insured), Prerefunded
              09/01/04 @ 100,
              5.625% 09/01/07...........................  Aaa       AAA        764

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS        VALUE
  (000)                                                    (UNAUDITED)      (000)
-----------------------------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $1,250     Johnson County, Kansas, Unified School
              District Number 512, Shawnee Mission, GO
              Refunding, Series 1996B,
              4.850% 10/01/08...........................  Aa1       AA     $ 1,337
  1,510     Johnson County, Kansas, Unified School
              District Number 512, Shawnee Mission, GO,
              Series 1995,
              5.200% 10/01/07...........................  Aa1       AA       1,592
  1,000     Johnson County, Kansas, Water District
              Number 001, Water Revenue, Series 2001,
              5.000% 12/01/12...........................  Aaa       AAA      1,120
    595     Junction City, Kansas, Water and Sewer
              Revenue, Series 1996A, (MBIA Insured),
              Prerefunded 09/01/05 @ 101,
              4.900% 09/01/07...........................  Aaa       AAA        632
  1,000     Kansas City, Kansas, Utilities System
              Revenue, Series 1994, (FGIC Insured),
              Prerefunded 09/01/04 @ 102,
              6.375% 09/01/23...........................  Aaa       AAA      1,042
  1,000     Kansas State, Department of Transportation
              Highway Revenue Refunding, Series 1998,
              (AMBAC-TCRS-BNY Insured),
              5.500% 09/01/10...........................  Aaa       AAA      1,158
  1,055     Kansas State, Department of Transportation
              Highway Revenue, Series 1994,
              4.800% 09/01/08...........................  Aa2       AA+      1,166
    735     Kansas State, Development Financing
              Authority, Health Facilities Revenue,
              (Hays Medical Center Inc. Project) Series
              1997B, (MBIA Insured),
              4.800% 11/15/04...........................  Aaa       AAA        752
    670     Kansas State, Development Financing
              Authority, Health Facilities Revenue,
              (Hays Medical Center Inc. Project) Series
              1997B, (MBIA Insured),
              4.900% 11/15/05...........................  Aaa       AAA        709
    510     Kansas State, Development Financing
              Authority, Health Facilities Revenue,
              (Hays Medical Center Inc. Project) Series
              1997B, (MBIA Insured),
              5.000% 11/15/06...........................  Aaa       AAA        555

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS        VALUE
  (000)                                                    (UNAUDITED)      (000)
-----------------------------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $  620     Kansas State, Development Financing
              Authority, Health Facilities Revenue, (St.
              Luke's/Shawnee Mission Project) Series
              1996N, (MBIA Insured),
              4.700% 11/15/05...........................  Aaa       AAA    $   654
    675     Kansas State, Development Financing
              Authority, Health Facilities Revenue, (St.
              Shawnee/Shawnee Mission Project) Series
              1996N, (MBIA Insured),
              4.750% 11/15/06...........................  Aaa       AAA        728
    605     Kansas State, Development Financing
              Authority, Health Facilities Revenue, (St.
              Shawnee/Shawnee Mission Project) Series
              1996P, (MBIA Insured),
              4.700% 11/15/05...........................  Aaa       AAA        639
    630     Kansas State, Development Financing
              Authority, Health Facilities Revenue, (St.
              Shawnee/Shawnee Mission Project) Series
              1996P, (MBIA Insured),
              4.750% 11/15/06...........................  Aaa       AAA        681
    740     Kansas State, Development Financing
              Authority, Health Facilities Revenue,
              (Stormont-Vail Healthcare Inc. Project)
              Series 1996F, (MBIA Insured),
              5.600% 11/15/07...........................  Aaa       AAA        808
    500     Kansas State, Development Financing
              Authority, Health Facilities Revenue,
              (Stormont-Vail Healthcare Inc. Project)
              Series 1996F, (MBIA Insured),
              5.750% 11/15/09...........................  Aaa       AAA        546
    890     Kansas State, Development Financing
              Authority, Health Facilities Revenue,
              (Stormont-Vail Healthcare Inc. Project)
              Series 1996G, (MBIA Insured), Prerefunded
              11/15/06 @ 100,
              5.700% 11/15/08...........................  Aaa       AAA        982

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS        VALUE
  (000)                                                    (UNAUDITED)      (000)
-----------------------------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $  730     Kansas State, Development Financing
              Authority, Health Facilities Revenue,
              (Stormont-Vail Healthcare Inc. Project)
              Series 1996G, (MBIA Insured), Prerefunded
              11/15/06 @ 100,
              5.750% 11/15/09...........................  Aaa       AAA    $   806
  1,500     Kansas State, Development Financing
              Authority, Revenue, (Board of Regents
              Rehabilitation Project) Series 1997G-2,
              5.000% 10/01/10...........................  Aaa       AAA      1,639
  2,000     Kansas State, Development Financing
              Authority, Revenue, (Board of Regents
              Scientific Research) Series 2003, (AMBAC
              Insured),
              5.000% 10/01/19...........................  Aaa       AAA      2,172
  1,020     Kansas State, Development Financing
              Authority, Revenue, (Kansas State
              Projects) Series 2001, (AMBAC Insured),
              5.500% 03/01/16...........................  Aaa       AAA      1,140
  2,000     Kansas State, Development Financing
              Authority, Revenue, (Regents-Wichita
              University Project) Series 2000B, (AMBAC
              Insured),
              5.900% 04/01/15...........................  Aaa       AAA      2,305
    955     Kansas State, Development Financing
              Authority, Revenue, (Sisters of Charity
              Leavenworth Project) Series 1998,
              5.000% 12/01/14...........................  Aaa       AAA      1,034
  1,000     Kansas State, Development Financing
              Authority, Revenue, Series 2002,
              5.500% 11/01/13...........................  Aa1       AA+      1,147
  1,000     Kansas State, Development Financing
              Authority, Revenue, Series 2002,
              5.500% 11/01/15...........................  Aa1       AA+      1,141
  2,105     Kansas State, Turnpike Authority, Revenue,
              Series 2002, (FSA Insured),
              5.250% 09/01/15...........................  Aaa       AAA      2,415
  1,230     Kansas State, Turnpike Authority, Revenue,
              Series 2002, (FSA Insured),
              5.250% 09/01/16...........................  Aaa       AAA      1,410

                       SEE NOTES TO FINANCIAL STATEMENTS.
 158

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS        VALUE
  (000)                                                    (UNAUDITED)      (000)
-----------------------------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $1,265     Kansas, University Hospital Authority,
              Revenue, (Kansas University Health System
              Project) Series 1999A, (AMBAC Insured),
              5.350% 09/01/12...........................  Aaa       AAA    $ 1,409
  1,525     Kansas, University Hospital Authority,
              Revenue, (Kansas University Health System
              Project) Series 1999A, (AMBAC Insured),
              5.400% 09/01/13...........................  Aaa       AAA      1,707
  1,000     Lenexa, Kansas GO Refunding, Series 2003A,
              5.000% 09/01/11...........................  Aa2       AA       1,133
  1,000     Lenexa, Kansas, Public Improvement, Revenue
              Refunding, Series 2003A,
              5.000% 09/01/12...........................  Aa2       AA       1,127
  1,005     Manhattan, Kansas, Hospital Revenue, (Mercy
              Health Care Center) Series 2001, (FSA
              Insured),
              5.250% 08/15/10...........................  Aaa       AAA      1,140
  1,065     Montgomery County, Kansas, Unified School
              District, Series 2002, (FGIC Insured),
              6.250% 04/01/12...........................  Aaa       AAA      1,287
    860     Reno County, Kansas, Unified School District
              Number 313, GO, Series 1996B, (FSA
              Insured),
              5.900% 09/01/08...........................  Aaa       AAA        991
    925     Reno County, Kansas, Unified School District
              Number 313, GO, Series 1996B, (FSA
              Insured),
              5.900% 09/01/09...........................  Aaa       AAA      1,081
    995     Reno County, Kansas, Unified School District
              Number 313, GO, Series 1996B, (FSA
              Insured),
              5.900% 09/01/10...........................  Aaa       AAA      1,174
  1,010     Saline County, Kansas, Unified School
              District Number 305 Salina, GO Refunding,
              Series 1999, (FSA Insured), Prerefunded
              09/01/08 @ 100,
              5.250% 09/01/13...........................  Aaa       AAA      1,122

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS        VALUE
  (000)                                                    (UNAUDITED)      (000)
-----------------------------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $1,000     Sedgwick & Shawnee Counties, Kansas, Single
              Family Revenue, Mortgage Backed Securities
              Program, (GNMA/FNMA Insured) Series 2003A,
              3.250% 06/01/27...........................  Aaa       AAA    $ 1,114
    995     Sedgwick & Shawnee Counties, Kansas, Single
              Family Revenue, AMT-Mortgage Backed
              Securities Program, (GNMA/FNMA Insured),
              Series 2003A-1
              3.250% 06/01/27...........................  Aaa       AAA      1,117
    500     Sedgwick County, Kansas, Unified School
              District Number 262, GO, Series 2003,
              (FSA Insured),
              5.000% 11/01/09...........................  Aaa       AAA        563
    495     Sedgwick County, Kansas, Unified School
              District Number 264 Clearwater, GO, Series
              2003, (FGIC Insured),
              5.125% 09/01/09...........................  Aaa       AAA        560
    550     Sedgwick County, Kansas, Unified School
              District Number 264 Clearwater, GO, Series
              2003, (FGIC Insured),
              5.125% 09/01/10...........................  Aaa       AAA        625
  1,000     Sedgwick County, Kansas, Unified School
              District Number 265 Goddard, GO, Series
              1994, (FSA Insured), Prerefunded 10/01/04
              @ 100,
              5.400% 10/01/05...........................  Aaa       AAA      1,022
  1,250     Sedgwick County, Kansas, Unified School
              District Number 265 Goddard, GO, Series
              1994, (FSA Insured), Prerefunded 10/01/04
              @ 100,
              5.500% 10/01/06...........................  Aaa       AAA      1,278
  1,000     Sedgwick County, Kansas, Unified School
              District Number 267, GO, Series 1999,
              (AMBAC Insured),
              5.250% 11/01/11...........................  Aaa       AAA      1,149
    625     Shawnee County, Kansas, GO Refunding &
              Improvement, Series 1998A,
              5.000% 09/01/08...........................  A1        A+         697

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS        VALUE
  (000)                                                    (UNAUDITED)      (000)
-----------------------------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $1,320     Shawnee County, Kansas, GO Refunding &
              Improvement, Series 1998A,
              5.125% 09/01/10...........................  A1        A+     $ 1,497
  1,660     Shawnee County, Kansas, GO Refunding &
              Improvement, Series 2002,
              (FSA Insured),
              5.250% 09/01/17...........................  Aaa       AAA      1,841
    500     Shawnee County, Kansas, Health Care
              Facilities Revenue Refunding, (Menninger
              Foundation Project) Series 1995, (FSA
              Insured), Prerefunded 08/15/05 @ 100,
              5.000% 08/15/07...........................  Aaa       AAA        526
    500     Shawnee County, Kansas, Health Care
              Facilities Revenue Refunding, (Menninger
              Foundation Project) Series 1995, (FSA
              Insured), Prerefunded 08/15/05 @ 100,
              5.100% 08/15/09...........................  Aaa       AAA        526
    895     Shawnee County, Kansas, Unified School
              District Number 345 Seaman, GO, Series
              1994, (MBIA Insured), Prerefunded 09/01/04
              @ 100,
              5.400% 09/01/06...........................  Aaa       AAA        911
    950     Shawnee County, Kansas, Unified School
              District Number 345 Seaman, GO, Series
              1994, (MBIA Insured), Prerefunded 09/01/04
              @ 100,
              5.500% 09/01/07...........................  Aaa       AAA        968
  1,000     Shawnee County, Kansas, Unified School
              District Number 501 Topeka, GO, Series
              2002,
              5.000% 02/01/14...........................  Aa3       AA-      1,099
  1,260     Wichita, Kansas, GO, Series 2003-772,
              (FGIC Insured),
              4.250% 09/01/16...........................  Aaa       AAA      1,293
  1,000     Wichita, Kansas, Water and Sewer Utility
              Revenue, Series 2003, (FGIC Insured),
              5.000% 10/01/09...........................  Aaa       AAA      1,126

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS        VALUE
  (000)                                                    (UNAUDITED)      (000)
-----------------------------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $1,890     Wyandotte County, Kansas, School District
              Number 500, GO, Series 2002,
              (FSA Insured),
              5.000% 09/01/20...........................  Aaa       AAA    $ 2,011
                                                                           -------
                                                                            71,876
                                                                           -------
            ALASKA -- 2.1%
  2,000     North Slope Borough, Alaska, Capital
              Appreciation GO, Series 2000B, (MBIA
              Insured),
              2.939%& 06/30/09..........................  Aaa       AAA      1,716
                                                                           -------
            MINNESOTA -- 1.3%
  1,000     Minneapolis and St. Paul Minnesota,
              Metropolitan Airport Commission, GO
              Refunding, Series 1998-13,
              5.000% 01/01/10...........................  Aaa       AAA      1,095
                                                                           -------
            OHIO -- 1.2%
  1,000     Dayton, Ohio, Special Facilities Revenue,
              (Air Freight Corporation Project) Series
              1988D, AMT,
              6.200% 10/01/09...........................  Ba1       BB+        985
                                                                           -------
            OREGON -- 1.6%
  1,240     Port of Portland, Oregon, Airport Revenue,
              Portland International Airport, Series
              1998-12C, (FGIC Insured),
              4.500% 07/01/09...........................  Aaa       AAA      1,329
                                                                           -------
            SOUTH CAROLINA -- 3.1%
  2,000     Calhoun County, South Carolina, Solid Waste
              Disposal Facility Revenue, (Carolina
              Eastman Company Project) Series 1992, AMT,
              6.750% 05/01/17...........................  A2        BBB-     2,522
                                                                           -------
            WASHINGTON -- 1.4%
  1,000     Energy Northwest Washington, Electric
              Revenue Refunding, Series 2002A, (MBIA
              Insured),
              5.750% 07/01/18...........................  Aaa       AAA      1,132
                                                                           -------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $76,436)............................................    80,655
                                                                           -------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 160

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


 SHARES                                                                     VALUE
  (000)                                                                     (000)
-----------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 0.4%
              (Cost $300)
    300     Nations Tax-Exempt Reserves,
              Capital Class#............................................   $   300
                                                                           -------
            TOTAL INVESTMENTS
              (Cost $76,736*).................................      99.2%   80,955
                                                                           -------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................       0.8%
            Cash........................................................   $     1
            Dividends receivable........................................         1
            Interest receivable.........................................       954
            Investment advisory fee payable.............................       (16)
            Administration fee payable..................................       (17)
            Shareholder servicing and distribution fees payable.........        (1)
            Distributions payable.......................................      (238)
            Accrued Trustees' fees and expenses.........................       (30)
            Accrued expenses and other liabilities......................       (33)
                                                                           -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................       621
                                                                           -------
            NET ASSETS........................................     100.0%  $81,576
                                                                           =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    97
            Accumulated net realized gain on investments sold...........       692
            Net unrealized appreciation of investments..................     4,219
            Paid-in capital.............................................    76,568
                                                                           -------
            NET ASSETS..................................................   $81,576
                                                                           =======

                                                                           VALUE
-----------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($76,800,280 / 7,395,145 shares outstanding)..............    $10.39
                                                                           =======
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($4,370,415 / 420,897 shares outstanding).................    $10.38
                                                                           =======
            Maximum sales charge........................................     3.25%
            Maximum offering price per share............................    $10.73
            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($281,188 / 27,107 shares outstanding)....................    $10.37
                                                                           =======
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($124,607 / 12,028 shares outstanding)....................    $10.36
                                                                           =======

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Kansas Municipal Income Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

FSA                                               23.08%
MBIA                                              16.33%
AMBAC                                             14.46%
FGIC                                              12.62%

Nations Kansas Municipal Income Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Prerefunded                                       17.95%
Hospital Revenue                                  12.33%
Transportation Revenue                            10.37%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND
              NOTES -- 98.7%
            MARYLAND -- 81.0%
 $4,045     Anne Arundel County, Maryland, GO, Series 2003,
              5.000% 03/01/13...................................  Aa1       AA+        $  4,570
    500     Anne Arundel County, Maryland, Consolidated General
              Improvement GO Refunding, Series 1995,
              5.300% 04/01/10...................................  Aa1       AA+             524
  2,855     Anne Arundel County, Maryland, GO, Series 1995,
              5.200% 04/01/08...................................  Aa1       AA+           2,990
  1,375     Baltimore Maryland, Board of School Commissions
              School System Revenue, Series 2003A,
              5.000% 05/01/12...................................  Aa1       AA+           1,552
  2,075     Baltimore, Maryland, Consolidated Public Improvement
              GO, Series 1991C,
              (FGIC Insured),
              6.375% 10/15/07...................................  Aaa       AAA           2,394
  1,740     Baltimore, Maryland, Consolidated Public Improvement
              GO, Series 1997A, (FGIC Insured), Prefunded
              10/15/07 @ 102,
              5.300% 10/15/16...................................  Aaa       AAA           1,974
  1,000     Baltimore, Maryland, Consolidated Public Improvement
              GO, Series 1998B,
              (FGIC Insured),
              6.500% 10/15/08...................................  Aaa       AAA           1,145
  1,940     Baltimore, Maryland, Consumer Public Improvement,
              Series 2003B,
              1.000% 10/15/22...................................  Aaa       AAA           1,940
  1,000     Baltimore, Maryland, Convention Center Revenue
              Refunding, Series 1998,
              (MBIA Insured),
              5.000% 09/01/06...................................  Aaa       AAA           1,083
  1,725     Baltimore, Maryland, Exchanged Revenue, Series
              1996A,
              (FGIC Insured),
              5.900% 07/01/10...................................  Aaa       AAA           2,035
  1,000     Baltimore, Maryland, GO, Series 1989B,
              (MBIA Insured),
              7.000% 10/15/04...................................  Aaa       AAA           1,032

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,000     Baltimore, Maryland, GO, Series 1989B,
              (MBIA Insured),
              7.050% 10/15/07...................................  Aaa       AAA        $  1,175
  1,750     Baltimore, Maryland, Port Facilities Revenue, (Cons
              Coal Sales) Refunding, Series 1985,
              6.500% 12/01/10...................................  Aa3       AA-           1,792
  1,000     Baltimore, Maryland, Revenue Refunding, (Wastewater
              Projects) Series 1993A,
              (MBIA Insured),
              5.100% 07/01/04...................................  Aaa       AAA           1,010
    800     Calvert County, Maryland, PCR Refunding, (Baltimore
              Gas and Electric Company Project) Series 1993,
              5.550% 07/15/14...................................  A2        BBB             820
    250     Cumberland, Maryland, GO Refunding, Series 1994A,
              (FGIC Insured),
              5.250% 08/15/06...................................  Aaa       AAA             256
  1,000     Harford County, Maryland, GO, Series 1997,
              5.500% 12/01/07...................................  Aa1       AA+           1,130
     20     Howard County, Maryland, Consolidated Public
              Improvement GO, Series 1993A, Prerefunded 08/15/05
              @ 100,
              5.250% 08/15/06...................................  Aaa       AAA              21
  1,900     Howard County, Maryland, Consolidated Public
              Improvement GO, Series 2000A,
              5.250% 02/15/17...................................  Aaa       AAA           2,136
  1,220     Howard County, Maryland, Consolidated Public
              Improvement GO, Series 2000A, Prerefunded 02/15/08
              @ 101,
              5.250% 02/15/16...................................  Aaa       AAA           1,371
    210     Howard County, Maryland, Consolidated Public
              Improvement GO, Series 2000A, Prerefunded 2/15/08
              @ 101,
              5.250% 02/15/18...................................  Aaa       AAA             236
  3,900     Howard County, Maryland, Consolidated Public
              Improvement GO, Series 2002A,
              5.000% 08/15/09...................................  Aaa       AAA           4,406

                       SEE NOTES TO FINANCIAL STATEMENTS.
 162

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $  280     Howard County, Maryland, Consolidated Public
              Improvement GO, Unrefunded Balance, Series 2000A,
              5.250% 02/15/16...................................  Aaa       AAA        $    315
  1,790     Howard County, Maryland, Consolidated Public
              Improvement GO, Unrefunded Balance, Series 2000A,
              5.250% 02/15/18...................................  Aaa       AAA           2,012
  1,800     Howard County, Maryland, Consumer Public
              Improvement, Prerefunded GO, Series 2002A,
              5.250% 08/15/15...................................  Aaa       AAA           2,054
    795     Howard County, Maryland, Consumer Public
              Improvement, Unrefunded Balance GO, Series 2002A,
              5.250% 08/15/15...................................  Aaa       AAA             890
  1,530     Laurel, Maryland, Public Improvement GO Refunding,
              1996A, (FGIC Insured),
              5.000% 10/01/11...................................  Aaa       AAA           1,659
  1,125     Maryland State, Certificates of Participation
              Revenue, (Aviation Administration Facilities
              Project) Series 1999, AMT,
              4.750% 05/01/07...................................  Aa3       AA+           1,214
    500     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue,
              (Residential Project) Series 1998B, AMT,
              4.950% 09/01/11...................................  Aa2       AA              535
    675     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, (Residential
              Project) Series 2000A,
              5.500% 09/01/12...................................  Aa2       AA              702

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,000     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, (Single-Family
              Program) Series 1997-1, (FHA COLL),
              4.950% 04/01/07...................................  Aa2       AA         $  1,079
  4,000     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, (Single-Family
              Program) Series 1998-3, AMT,
              4.500% 04/01/08...................................  Aa2       AA            4,306
  1,685     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, (Single-Family
              Program) Series 1998-3, AMT,
              4.700% 04/01/10...................................  Aa2       AA            1,826
  2,410     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, Series 1999D, AMT,
              5.375% 09/01/24...................................  Aa2       AA            2,525
  1,265     Maryland State, Department of Transportation,
              Revenue, Series 2002,
              5.500% 02/01/11...................................  Aa2       AA            1,464
  6,115     Maryland State, Department of Transportation,
              Revenue, Series 2002,
              5.500% 02/01/14...................................  Aa2       AA            7,126
  5,000     Maryland State, Economic Development Corporation,
              Revenue, (CHF College Park LLC), Series 2000A,
              (LOC-Wachovia Bank N.A. Insured),
              1.050% 06/01/32...................................  Aa3       AA-           5,000
    495     Maryland State, Economic Development Corporation,
              Student Housing Revenue, (Collegiate Housing
              Project) Series 1999A,
              5.300% 06/01/08...................................  Baa2      BBB             517

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $  575     Maryland State, Economic Development Corporation,
              Student Housing Revenue, (Collegiate Housing
              Project) Series 1999A,
              5.600% 06/01/11...................................  Baa2      BBB        $    595
  1,850     Maryland State, Economic Development Corporation,
              Student Housing Revenue, (Salisbury Collegiate
              Housing Project) Series 1999A,
              6.000% 06/01/30...................................  Baa3      BBB-          1,915
    770     Maryland State, Economic Development Corporation,
              Student Housing Revenue, Series 1999A,
              5.600% 06/01/10...................................  Baa3      BBB-            809
  1,000     Maryland State, Economic Development Corporation,
              Student Housing Revenue, Series 1999A,
              5.700% 06/01/12...................................  Baa3      BBB-          1,017
    815     Maryland State, Economic Development Corporation,
              Student Housing Revenue, Series 1999A,
              6.000% 06/01/19...................................  Baa3      BBB-            853
  1,000     Maryland State, GO, Series 1998,
              5.000% 07/15/11...................................  Aaa       AAA           1,111
    510     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (College of Notre
              Dame Project) Series 1998,
              (MBIA Insured),
              4.600% 10/01/14...................................  Aaa       AAA             559
  1,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (Howard County
              General Hospital Project) Series 1993,
              5.500% 07/01/13...................................  Aaa       AAA           1,023
  1,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (Howard County
              General Hospital Project) Series 1993,
              5.500% 07/01/21...................................  Aaa       AAA           1,023

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $2,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (John Hopkins
              Hospital Redevelopment Project) Series 1979,
              5.750% 07/01/09...................................  Aaa       AAA        $  2,321
  1,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (Johns Hopkins
              Medical Project) Series 1998,
              5.000% 07/01/29...................................  Aaa       AAA           1,029
  5,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (Johns Hopkins
              University Project) Series 1999,
              Prerefunded 07/01/09 @ 101,
              6.000% 07/01/39...................................  Aa2       AA            5,902
  1,100     Maryland State, Industrial Development Financing
              Authority, Revenue Refunding, (American Center for
              Physics Facilities Project) Series 2001,
              (GTY AGMT),
              3.650% 12/15/05...................................  Aa3       AA-           1,145
  1,000     Maryland State, Industrial Development Financing
              Authority, Revenue Refunding, (American Center for
              Physics Project) Series 2001, (GTY AGMT),
              5.250% 12/15/15...................................  Aa3       AA-           1,115
    500     Maryland State, Stadium Authority, Lease Revenue,
              (Ocean City Convention Center Project) Series
              1995,
              5.375% 12/15/13...................................  Aa2       AA+             537
  1,550     Maryland State, State and Local Facilities Loan GO,
              Series 1996-2,
              5.250% 06/15/11...................................  Aaa       AAA           1,696
  5,500     Maryland State, State and Local Facilities Loan GO,
              Series 2000,
              5.500% 08/01/09...................................  Aaa       AAA           6,352
  2,970     Maryland State, State and Local Facilities Loan GO,
              Series 2000,
              5.750% 08/01/11...................................  Aaa       AAA           3,474

                       SEE NOTES TO FINANCIAL STATEMENTS.
 164

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $2,245     Maryland State, State and Local Facilities Loan GO,
              Series 2002,
              5.500% 03/01/13...................................  Aaa       AAA        $  2,632
  3,000     Maryland State, Transportation Authority,
              (Baltimore/Washington International Airport
              Project) Series 2002A, (AMBAC Insured),
              4.500% 03/01/15...................................  Aaa       AAA           3,190
  5,000     Maryland State, Transportation Authority, Revenue,
              (Baltimore/ Washington International Airport
              Project) Series 2002A, (AMBAC Insured),
              5.000% 03/01/27...................................  Aaa       AAA           5,260
    760     Maryland State, Transportation Authority, Revenue,
              (Transportation Facilities Project) Series 1978,
              6.800% 07/01/16...................................  Aaa       AAA             925
    300     Maryland State, Transportation Authority, Revenue,
              (Transportation Facilities Project) Series 1992,
              5.750% 07/01/15...................................  A1        A+              304
  4,000     Maryland State, Transportation Authority,
              Transportation Revenue, Series 1992,
              5.700% 07/01/05...................................  A1        A+            4,225
  2,800     Maryland State, Transportation Authority,
              Transportation Revenue, Series 1992,
              5.800% 07/01/06...................................  A1        A+            3,065
  2,700     Maryland, Washington Suburban Sanitation District
              Authority, GO Refunding, Series 2001,
              5.000% 06/01/08...................................  Aaa       AAA           3,012
  1,000     Montgomery County, Maryland, Consolidated Public
              Improvement GO Refunding, Series 1992A,
              5.750% 07/01/06...................................  Aaa       AAA           1,096
  1,500     Montgomery County, Maryland, Consolidated Public
              Improvement GO, Series 1992A,
              5.800% 07/01/07...................................  Aaa       AAA           1,691

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,000     Montgomery County, Maryland, Consolidated Public
              Improvement GO, Series 1997A,
              5.375% 05/01/08...................................  Aaa       AAA        $  1,119
  1,000     Montgomery County, Maryland, Consolidated Public
              Improvement GO, Series 1997A, Prerefunded 05/01/07
              @ 102,
              5.375% 05/01/13...................................  Aaa       AAA           1,126
  3,800     Montgomery County, Maryland, GO Refunding, Series
              2001,
              5.250% 10/01/10...................................  Aaa       AAA           4,372
  1,000     Montgomery County, Maryland, GO Refunding, Series
              2001,
              5.250% 10/01/14...................................  Aaa       AAA           1,135
  1,500     Montgomery County, Maryland, Housing Opportunities
              Commission, Multi-Family Mortgage Revenue, Series
              2000A,
              6.100% 07/01/30...................................  Aaa       AAA           1,590
  1,500     Northeast Maryland, Solid Waste Disposal Authority,
              Revenue, (Montgomery County Resource Recreation
              Project) Series 1993A, AMT,
              6.000% 07/01/07...................................  A2        A             1,645
  3,500     Northeast Maryland, Waste Disposal Authority,
              Revenue Refunding, Series 2003, (AMBAC Insured),
              5.500% 04/01/10...................................  Aaa       AAA           3,938
  2,000     Prince Georges County, Maryland, Consolidated Public
              Improvement GO, Series 1999,
              5.000% 10/01/12...................................  Aaa       AAA           2,207
  3,300     Prince Georges County, Maryland, Consolidated Public
              Improvement GO, Series 1999, (FSA Insured),
              5.125% 10/01/16...................................  Aaa       AAA           3,649
  1,000     Prince Georges County, Maryland, Consolidated Public
              Improvement GO, Series 2000,
              5.125% 10/01/08...................................  Aa3       AA            1,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,000     Prince Georges County, Maryland, Consolidated Public
              Improvement GO, Series 2000,
              5.125% 10/01/10...................................  Aa3       AA         $  1,140
  4,825     Prince Georges County, Maryland, Consolidated Public
              Improvement GO, Series 2001, (FGIC Insured),
              5.250% 12/01/11...................................  Aaa       AAA           5,563
  3,970     Prince Georges County, Maryland, Construction Public
              Improvements GO, Series 1995, (MBIA Insured),
              Prerefunded 01/01/05 @ 102,
              5.500% 01/01/10...................................  Aaa       AAA           4,180
  4,650     Prince Georges County, Maryland, GO, Construction
              Public Improvements, Series 2001, (FGIC Insured),
              5.250% 12/01/12...................................  Aaa       AAA           5,288
     90     Prince Georges County, Maryland, Housing Authority,
              Single-Family Mortgage Revenue, Series 2000A, AMT,
              6.150% 08/01/19...................................  Aaa       AAA              97
  1,500     Prince Georges County, Maryland, PCR Refunding,
              (Potomac Electric Power Project) Series 1995,
              5.750% 03/15/10...................................  A3        A-            1,743
  4,135     Prince Georges County, Maryland, Solid Waste
              management System Revenue, (MBIA Insured),
              5.000% 06/15/08...................................  Aaa       AAA           4,602
  1,200     Queen Annes County, Maryland, School and Public
              Facilities GO, Series 2000,
              5.250% 01/15/14...................................  Aaa       AAA           1,347
  2,620     St. Mary's County, Maryland, GO Refunding, Series
              2003,
              2.750% 11/01/06...................................  Aa3       AA-           2,702
  2,565     St. Mary's County, Maryland, GO Refunding, Series
              2003,
              3.000% 11/01/07...................................  Aa3       AA-           2,666

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,000     St. Mary's County, Maryland, GO, Series 1995, (MBIA
              Insured), Prerefunded 03/01/05 @ 102,
              5.700% 03/01/08...................................  Aaa       AAA        $  1,062
  3,520     University of Maryland, Systems Auxiliary Facilities
              and Tuition Revenue, Series 1996A, Prerefunded
              04/01/06 @ 101,
              5.600% 04/01/13...................................  Aa3       AA+           3,835
  3,115     University of Maryland, Systems Auxiliary Facilities
              and Tuition Revenue, Series 1996A, Prerefunded
              04/01/06 @ 101,
              5.600% 04/01/14...................................  Aa3       AA+           3,394
  1,000     University of Maryland, Systems Auxiliary Facilities
              and Tuition Revenue, Series 1997A,
              5.125% 04/01/13...................................  Aa3       AA+           1,095
  1,975     University of Maryland, Systems Auxiliary Facilities
              and Tuition Revenue, Series 2000A,
              5.000% 10/01/08...................................  Aa3       AA+           2,210
  1,000     Washington Suburban Sanitation District Authority,
              Maryland, General Construction GO, Series 2000,
              5.250% 06/01/22...................................  Aaa       AAA           1,087
  2,050     Washington Suburban Sanitation District Authority,
              Maryland, Water Supply GO, Series 2001,
              4.125% 06/01/05...................................  Aaa       AAA           2,123
  1,290     Wicomico County, Maryland, Public Improvement GO,
              Series 1997, (MBIA Insured),
              4.800% 12/01/10...................................  Aaa       AAA           1,418
  1,355     Wicomico County, Maryland, Public Improvement GO,
              Series 1997, (MBIA Insured),
              4.900% 12/01/11...................................  Aaa       AAA           1,490

                       SEE NOTES TO FINANCIAL STATEMENTS.
 166

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,425     Wicomico County, Maryland, Public Improvement GO,
              Series 1997, (MBIA Insured),
              5.000% 12/01/12...................................  Aaa       AAA        $  1,573
                                                                                       --------
                                                                                        197,213
                                                                                       --------
            ALASKA -- 0.5%
  1,145     Alaska, Municipal Bond Bank Authority Revenue,
              Series 2003, (MBIA Insured, State Aid
              Withholding),
              5.250% 12/01/15...................................  Aaa       AAA           1,286
                                                                                       --------
            DISTRICT OF COLUMBIA -- 0.2%
    350     Washington, District of Columbia, Metropolitan Area
              Transportation Authority, Revenue Refunding,
              Series 1993, (FGIC Insured),
              6.000% 07/01/10...................................  Aaa       AAA             416
                                                                                       --------
            FLORIDA -- 1.3%
  2,915     Orange County, Florida, Solid Waste Facilities
              Revenue Refunding, Series 2003, (MBIA Insured),
              5.000% 10/01/15...................................  Aaa       AAA           3,182
                                                                                       --------
            GUAM -- 0.2%
    600     Guam, Government GO, Series 1993A,
              5.200% 11/15/08...................................  B2        B               599
                                                                                       --------
            ILLINOIS -- 0.7%
  1,990     Will County, Illinois, Student Housing Revenue,
              (Joliet Junior College Project) Series 2002A,
              6.625% 09/01/23...................................  NR        NR            1,601
                                                                                       --------
            KANSAS -- 0.4%
  1,000     Burlington, Kansas, Environmental Improvement
              Revenue Refunding, (Power and Light Project)
              Series 1998K, Mandatory Put 10/01/07 @ 100,
              4.750% 09/01/15...................................  A3        BBB           1,069
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MICHIGAN -- 0.9%
 $2,000     Southfield, Michigan, Library Building Authority,
              GO, Series 2000, (MBIA Insured),
              5.500% 05/01/24...................................  Aaa       AAA        $  2,185
                                                                                       --------
            MINNESOTA -- 0.8%
  1,715     Minneapolis and St. Paul Minnesota, Metropolitan
              Airport Commission, GO Refunding, Series 1998-13,
              5.000% 01/01/10...................................  Aaa       AAA           1,878
                                                                                       --------
            MISSISSIPPI -- 2.0%
  1,000     Mississippi State, Hospital Facilities and Equipment
              Authority, Revenue, (Forrest County General
              Hospital Project) Series 2000, (FSA Insured),
              5.625% 01/01/20...................................  Aaa       AAA           1,095
  3,100     Mississippi State, Hospital Facilities and Equipment
              Authority, Revenue, (Forrest County General
              Hospital Project) Series 2000, (FSA Insured),
              5.500% 01/01/24...................................  Aaa       AAA           3,331
    500     Warren County, Mississippi, Environmental
              Improvement Revenue Refunding, (International
              Paper Company Project) Series 2000A, AMT,
              6.700% 08/01/18...................................  Baa2      BBB             553
                                                                                       --------
                                                                                          4,979
                                                                                       --------
            MISSOURI -- 0.1%
    185     St. Louis County, Missouri, Mortgage Revenue, Series
              1989A, (GNMA Collateral FHA/VA Mortgages),
              7.950% 08/01/09...................................  Aaa       AAA             218
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            PUERTO RICO -- 2.5%
 $  310     Puerto Rico, Housing Bank and Finance Agency,
              Single-Family Mortgage Revenue, (Affordable
              Housing Mortgage-Portfolio I) Series 1995, AMT,
              (GNMA/FNMA/ FHLMC COLL),
              6.100% 10/01/15...................................  Aaa       AAA        $    322
  5,000     Puerto Rico, Public Buildings Authority, Revenue GTD
              Refunding, Government Facilities, Series 2003H,
              (AMBAC Insured),
              5.500% 07/01/18...................................  Aaa       AAA           5,862
                                                                                       --------
                                                                                          6,184
                                                                                       --------
            TENNESSEE -- 1.5%
  1,355     Maury County, Tennessee, Industrial Development
              Board, Multi-Model PCR Refunding, (General Motors
              Corporation-Saturn Corporation Project) Series
              1994,
              6.500% 09/01/24...................................  A3        BBB           1,396
  2,000     Memphis-Shelby County, Tennessee, Airport Authority,
              Special Facilities Revenue Refunding, (Federal
              Express Corporation Project) Series 2001,
              5.000% 09/01/09...................................  Baa2      BBB           2,172
                                                                                       --------
                                                                                          3,568
                                                                                       --------
            TEXAS -- 6.6%
  4,250     Austin, Texas, Utilities System Revenue, Refunding,
              Series 1997, (FSA Insured),
              5.125% 11/15/13...................................  Aaa       AAA           4,661
  2,500     Dallas-Fort Worth, Texas, International Airport
              Revenue, Series 2003A, (AMBAC Insured),
              5.500% 11/01/14...................................  Aaa       AAA           2,790
  2,000     Sam Rayburn, Texas, Municipal Power Agency, Revenue
              Refunding, Series 2002,
              6.000% 10/01/16...................................  Baa2      BBB-          2,176
  2,000     San Antonio, Texas, Electric and Gas, GO Refunding,
              Series 1998A,
              5.250% 02/01/16...................................  Aa1       AA+           2,206

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $2,000     Texas State, Water Development Board, Revenue,
              Series 1997, 5.000% 07/15/12......................  Aaa       AAA        $  2,190
  2,320     Travis County, Texas, Housing Financial Authority,
              Multi-Family Housing Revenue, (Lakeview Apartments
              Project) Series 2001A,
              5.500% 07/01/11...................................  B3        B-            2,011
                                                                                       --------
                                                                                         16,034
                                                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $226,110)...................................                        240,412
                                                                                       --------

 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 0.3%
              (Cost $806)
      806   Nations Tax-Exempt Reserves, Capital Class#...................        806
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $226,916*)..................................      99.0%   241,218
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................       1.0%
            Cash..........................................................   $      1
            Receivable for Fund shares sold...............................         91
            Dividends receivable..........................................          2
            Interest receivable...........................................      3,368
            Payable for Fund shares redeemed..............................       (136)
            Investment advisory fee payable...............................        (42)
            Administration fee payable....................................        (46)
            Shareholder servicing and distribution fees payable...........        (25)
            Distributions payable.........................................       (638)
            Accrued Trustees' fees and expenses...........................        (91)
            Accrued expenses and other liabilities........................        (64)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      2,420
                                                                             --------
            NET ASSETS..........................................     100.0%  $243,638
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    217
            Accumulated net realized loss on investments sold.............       (684)
            Net unrealized appreciation of
              investments.................................................     14,302
            Paid-in capital...............................................    229,803
                                                                             --------
            NET ASSETS....................................................   $243,638
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 168

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($188,400,228 / 16,783,389 shares outstanding)..............     $11.23
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($34,457,850 / 3,070,088 shares outstanding)................     $11.22
                                                                             ========

            Maximum sales charge..........................................      3.25%
            Maximum offering price per share..............................     $11.60

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($17,954,636 / 1,599,132 shares outstanding)................     $11.23
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($2,825,593 / 251,718 shares outstanding)...................     $11.23
                                                                             ========

---------------

 * Federal income tax information (see Note 7).

 **The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Maryland Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

MBIA                                              10.60%

Nations Maryland Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Prerefunded                                       14.49%
Transportation Revenue                            13.16%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.7%
            NORTH CAROLINA -- 91.5%
 $1,000     Brunswick County, North Carolina,
              Certificates of Participation, Series
              2000,
              5.500% 06/01/20...........................  Aaa       AAA        $  1,108
  2,000     Cabarrus County, North Carolina,
              Certificates of Participation, Installment
              Financing Contract, Series 2001,
              5.500% 04/01/13...........................  Aa3       AA-           2,282
  1,500     Cabarrus County, North Carolina, GO, Series
              1997, (MBIA Insured),
              5.300% 02/01/13...........................  Aaa       AAA           1,674
  1,200     Charlotte, North Carolina, Airport Revenue,
              Series 1999B, AMT, (MBIA Insured),
              4.750% 07/01/05...........................  Aaa       AAA           1,250
  1,275     Charlotte, North Carolina, Airport Revenue,
              Series 1999B, AMT, (MBIA Insured),
              4.850% 07/01/06...........................  Aaa       AAA           1,361
  1,260     Charlotte, North Carolina, Airport Revenue,
              Series 1999B, AMT, (MBIA Insured),
              5.000% 07/01/07...........................  Aaa       AAA           1,369
  1,000     Charlotte, North Carolina, Airport Revenue,
              Series 1999B, AMT, (MBIA Insured),
              6.000% 07/01/24...........................  Aaa       AAA           1,117
  1,295     Charlotte, North Carolina, GO Refunding,
              Series 1995,
              5.000% 06/01/07...........................  Aaa       AAA           1,362
  1,000     Charlotte, North Carolina, GO, Series 2000,
              5.500% 06/01/12...........................  Aaa       AAA           1,145
  1,570     Charlotte, North Carolina, GO, Series 2002C,
              5.000% 07/01/20...........................  Aaa       AAA           1,678
  1,265     Charlotte, North Carolina, GO, Series 2002C,
              5.000% 07/01/22...........................  Aaa       AAA           1,333
  2,000     Charlotte, North Carolina, GO, Series 2003,
              4.250% 07/01/11...........................  Aaa       AAA           2,177
  1,315     Charlotte, North Carolina, Storm Water Fee
              Revenue, Refunding, Series 2002,
              5.250% 06/01/15...........................  Aa2       AA+           1,472

PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,670     Charlotte, North Carolina, Water and Sewer
              GO, Series 1996,
              5.500% 05/01/06...........................  Aaa       AAA        $  1,806
  1,000     Charlotte, North Carolina, Water and Sewer
              GO, Series 1998,
              4.750% 02/01/05...........................  Aaa       AAA           1,031
  1,855     Charlotte, North Carolina, Water and Sewer
              GO, Series 1998,
              4.750% 02/01/12...........................  Aaa       AAA           2,011
  2,545     Charlotte, North Carolina, Water and Sewer
              Systems Revenue, Series 1999, Prerefunded
              06/01/09 @ 101,
              5.375% 06/01/19...........................  Aa1       AAA           2,926
  2,000     Charlotte-Mecklenburg Hospital Authority,
              Revenue, (Carolinas Healthcare System
              Project) Series 1997A,
              5.000% 01/15/17...........................  Aa3       AA            2,106
  3,000     Charlotte-Mecklenburg Hospital Authority,
              Revenue, (Carolinas Healthcare System
              Project) Series 1997A,
              5.125% 01/15/22...........................  Aa3       AA            3,090
  1,490     Concord, North Carolina, Certificate of
              Participation, Series 2001, (MBIA
              Insured),
              5.000% 06/01/17...........................  Aaa       AAA           1,601
    500     Concord, North Carolina, GO Refunding,
              Series 1992,
              6.200% 06/01/05...........................  Aa2       AA-             507
  1,000     Craven County, North Carolina, Industrial
              Facilities and Pollution Control Financing
              Authority, PCR Refunding, (Weyerhaeuser
              Company Project) Series 1992,
              6.350% 01/01/10...........................  Baa2      BBB           1,012
  2,120     Cumberland County, North Carolina, GO
              Refunding, Series 1998, (FGIC Insured),
              4.750% 02/01/10...........................  Aaa       AAA           2,304
  1,000     Cumberland County, North Carolina, GO,
              Series 1998, (FGIC Insured),
              5.000% 03/01/17...........................  Aaa       AAA           1,082

                       SEE NOTES TO FINANCIAL STATEMENTS.
 170

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,160     Currituck County, North Carolina, GO
              Refunding, Series 2004, (AMBAC Insured),
              5.000% 06/01/12...........................  Aaa       AAA        $  1,311
  2,000     Durham County, North Carolina, GO Refunding,
              Series 2002,
              5.000% 03/01/07...........................  Aaa       AAA           2,187
  1,000     Durham, North Carolina, Water and Sewer
              Utility System Revenue, Series 2001,
              5.250% 06/01/16...........................  Aa3       AA            1,100
  1,150     Fayetteville, North Carolina, Public Works
              Commission Revenue Refunding, Series 1997,
              (FSA Insured),
              5.250% 03/01/07...........................  Aaa       AAA           1,261
  1,945     Forsyth County, North Carolina, GO, Series
              2003B,
              4.750% 03/01/22...........................  Aaa       AAA           2,012
  1,500     Gaston County, North Carolina, GO, Series
              2002, (AMBAC Insured),
              5.250% 06/01/20...........................  Aaa       AAA           1,654
  1,000     Greensboro, North Carolina, Combined
              Enterprise Systems Revenue, Series 1998A,
              5.000% 06/01/18...........................  Aa3       AA+           1,062
  1,305     Greensboro, North Carolina, Enterprise
              Systems Revenue, Series 1998A,
              5.500% 06/01/08...........................  Aa3       AA+           1,475
  1,000     Greensboro, North Carolina, Public
              Improvement GO, Series 1998,
              4.700% 04/01/10...........................  Aa1       AAA           1,087
  2,000     Greenville, North Carolina, Combined
              Enterprise Systems Revenue, Series 1994,
              Prerefunded 09/01/04 @ 102,
              6.000% 09/01/10...........................  A2        A+            2,076
  1,000     Greenville, North Carolina, Utilities
              Commission Revenue, Series 2000A, (MBIA
              Insured),
              5.500% 09/01/19...........................  Aaa       AAA           1,116
  1,025     Guilford County, North Carolina, Public
              Improvement GO, Series 2000B,
              5.000% 10/01/06...........................  Aa1       AAA           1,114

PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $4,000     Haywood County, North Carolina, Industrial
              Facilities and Pollution Control Financing
              Authority, Solid Waste Disposal Revenue
              Refunding, (Champion International
              Corporation Project) Series 1999, AMT,
              6.400% 11/01/24...........................  Baa2      BBB        $  4,268
    500     Haywood County, North Carolina, Industrial
              Facilities and Pollution Control Financing
              Authority, Solid Waste Disposal Revenue,
              (Champion International Corporation
              Project) Series 1993, AMT,
              5.500% 10/01/18...........................  Baa2      BBB             510
  1,275     High Point, North Carolina, Water and Sewer
              GO, Series 2002, (MBIA Insured),
              4.500% 06/01/14...........................  Aaa       AAA           1,380
  1,955     Iredell County, North Carolina, Public
              Facilities Corporate Installment Payment
              Revenue, (School Projects) Series 2000,
              (AMBAC Insured),
              5.500% 06/01/09...........................  Aaa       AAA           2,240
  2,180     Iredell County, North Carolina, Public
              Facilities Corporate Installment Payment
              Revenue, (School Projects) Series 2000,
              (AMBAC Insured), Prerefunded 06/01/10 @
              101,
              5.125% 06/01/18...........................  Aaa       AAA           2,487
  1,305     Johnston County, North Carolina, GO, Series
              2000, (FGIC Insured),
              5.500% 03/01/12...........................  Aaa       AAA           1,492
  1,925     Johnston County, North Carolina, GO, Series
              2000, (FGIC Insured),
              5.500% 03/01/15...........................  Aaa       AAA           2,189
  2,700     Johnston County, North Carolina, GO, Series
              2000, (FGIC Insured),
              5.500% 03/01/16...........................  Aaa       AAA           3,067

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,235     Lincoln County, North Carolina, Lease
              Revenue, Series 2003, (FSA Insured),
              4.500% 06/01/09...........................  Aaa       AAA        $  1,351
  1,300     Martin County, North Carolina, Industrial
              Facilities and Pollution Control Financing
              Authority, Solid Waste Disposal Revenue,
              (Weyerhaeuser Company Project) Series
              1993, AMT,
              5.650% 12/01/23...........................  Baa2      BBB           1,308
  1,000     Mecklenburg County, North Carolina, GO
              Refunding, Series 1993,
              4.250% 04/01/05...........................  Aaa       AAA           1,032
  1,000     Mecklenburg County, North Carolina, GO
              Refunding, Series 1993,
              6.000% 04/01/11...........................  Aaa       AAA           1,197
  1,000     Mecklenburg County, North Carolina, GO,
              Series 2004A,
              4.000% 02/01/09...........................  Aaa       AAA           1,076
  1,800     Mecklenburg County, North Carolina, GO,
              Series 2000D,
              5.000% 04/01/11...........................  Aaa       AAA           2,018
  1,170     Mecklenburg County, North Carolina, GO,
              Series 2001A,
              5.000% 04/01/16...........................  Aaa       AAA           1,283
  2,000     Mecklenburg County, North Carolina, GO,
              Series 2001A,
              5.000% 04/01/17...........................  Aaa       AAA           2,184
  3,000     Mecklenburg County, North Carolina,
              Industrial Facilities and Pollution
              Control Financing Authority, Revenue
              Refunding, (Fluor Corporation Project)
              Series 1993,
              5.250% 12/01/09...........................  Baa1      BBB+          3,006
    995     Morganton, North Carolina, GO Refunding,
              Series 2003, (MBIA Insured),
              4.000% 06/01/07...........................  Aaa       AAA           1,064

PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,000     Morganton, North Carolina, Water and Sewer
              GO, Series 1995, (FGIC Insured),
              Prerefunded 06/01/05 @ 102,
              5.600% 06/01/10...........................  Aaa       AAA        $  1,071
  1,195     Morganton, North Carolina, Water and Sewer
              GO, Series 1995, (FGIC Insured),
              Prerefunded 06/01/05 @ 102,
              5.700% 06/01/11...........................  Aaa       AAA           1,282
  2,220     New Hanover County, North Carolina, GO,
              Series 1995, Prerefunded 03/01/05 @ 102,
              5.500% 03/01/10...........................  Aa2       AA            2,353
  1,750     New Hanover County, North Carolina, GO,
              Series 2001,
              4.600% 06/01/14...........................  Aa2       AA            1,896
  2,000     New Hanover County, North Carolina, GO,
              Series 2001,
              5.000% 06/01/17...........................  Aa2       AA            2,182
  1,000     New Hanover County, North Carolina,
              Industrial Facilities and Pollution
              Control Financing Authority, Solid Waste
              Disposal Revenue, (Occidental Petroleum
              Corporation Project) Series 1994, AMT,
              6.500% 08/01/14...........................  Baa1      BBB+          1,022
  3,000     North Carolina State, GO, Series 1997A,
              5.100% 03/01/06...........................  Aa1       AAA           3,211
  5,000     North Carolina State, GO, Series 2001A,
              4.750% 03/01/14...........................  Aa1       AAA           5,461
  1,000     North Carolina State, GO, Series 2003B,
              5.000% 04/01/19...........................  Aa1       AAA           1,083
  1,000     North Carolina, Appalachian State University
              Revenue Refunding, (Utility Systems
              Project) Series 1998, (MBIA Insured),
              5.000% 05/15/12...........................  Aaa       AAA           1,126
  1,000     North Carolina, Appalachian State University
              Revenue Refunding, Series 1998, (MBIA
              Insured),
              5.000% 05/15/18...........................  Aaa       AAA           1,066

                       SEE NOTES TO FINANCIAL STATEMENTS.
 172

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,000     North Carolina, Appalachian State University
              Revenue, Series 2003A, (FGIC Insured),
              5.125% 05/01/18...........................  Aaa       AAA        $  1,092
  1,970     North Carolina, Capital Facilities Finance
              Agency, Educational Facilities Revenue,
              (Johnson and Wales University Project)
              Series 2003A, (XLCA Insured),
              5.250% 04/01/23...........................  Aaa       AAA           2,119
  1,040     North Carolina, East Carolina University
              Revenue Refunding, Series 2003A, (AMBAC
              Insured),
              4.000% 05/01/09...........................  Aaa       AAA           1,115
  2,165     North Carolina, Eastern Municipal Power
              Authority, Revenue, Series 1986A,
              5.000% 01/01/17...........................  Aaa       BBB           2,404
  1,210     North Carolina, Housing Finance Agency,
              Revenue, (Home Ownership Project) Series
              1998A-2, AMT,
              5.200% 01/01/20...........................  Aa2       AA            1,258
    880     North Carolina, Housing Finance Agency,
              Revenue, (Home Ownership Project) Series
              1999A-6, AMT,
              6.000% 01/01/16...........................  Aa2       AA              944
  1,275     North Carolina, Housing Finance Agency,
              Revenue, (Home Ownership Project) Series
              2000A-8, AMT,
              5.950% 07/01/10...........................  Aa2       AA            1,386
    900     North Carolina, Housing Finance Agency,
              Revenue, (Home Ownership Project) Series
              2000A-8, AMT,
              6.050% 07/01/12...........................  Aa2       AA              970
  1,000     North Carolina, Housing Finance Agency,
              Revenue, (Home Ownership Project) Series
              2002A-14, AMT (AMBAC Insured),
              4.400% 07/01/10...........................  Aaa       AAA           1,075

PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,500     North Carolina, Housing Finance Agency,
              Revenue, Series 1999A-3, AMT,
              5.150% 01/01/19...........................  Aa2       AA         $  1,570
  3,870     North Carolina, Housing Finance Agency,
              Single-Family Housing Revenue, (Home
              Ownership Project) Series 1998A-1, AMT,
              5.350% 01/01/17...........................  Aa2       AA            4,073
    505     North Carolina, Housing Finance Agency,
              Single-Family Housing Revenue, Series
              1994Y,
              6.300% 09/01/15...........................  Aa2       AA              519
  2,935     North Carolina, Housing Financing Agency,
              Series 1999A-5, AMT,
              5.550% 01/01/19...........................  Aa2       AA            3,099
  2,605     North Carolina, Medical Care Commission,
              Health Care Facilities Revenue Refunding,
              (Novant Health, Inc. Project) Series
              1998A, (MBIA Insured),
              5.000% 10/01/08...........................  Aaa       AAA           2,911
  2,000     North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Carolina
              Medicorp Inc. Project) Series 1996,
              5.100% 05/01/07...........................  Aa3       AA-           2,185
  1,715     North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Carolina
              Medicorp Inc. Project) Series 1996,
              5.125% 05/01/08...........................  Aa3       AA-           1,855
  2,000     North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Duke
              University Hospital Project) Series 1996C,
              5.250% 06/01/17...........................  Aa3       AA-           2,118
  1,000     North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Gaston
              Memorial Hospital Project) Series 1995,
              (AMBAC-TCRS Insured),
              5.000% 02/15/05...........................  Aaa       AAA           1,034

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,130     North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Gaston
              Memorial Hospital Project) Series 1995,
              (AMBAC-TCRS Insured),
              5.250% 02/15/07...........................  Aaa       AAA        $  1,219
    660     North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Halifax
              Regional Medical Center, Inc. Project)
              Series 1998,
              4.600% 08/15/06...........................  Baa2      BBB             691
  4,000     North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Novant
              Health Obligation Group Project) Series
              2003A,
              5.000% 11/01/17...........................  Aa3       AA-           4,257
  1,000     North Carolina, Medical Care Commission,
              Health Care Facilities Revenue, (Pitt
              County Memorial Hospital Project) Series
              1998B,
              4.750% 12/01/28...........................  Aa3       AA-           1,001
  1,000     North Carolina, Medical Care Commission,
              Hospital Revenue Refunding, (Stanley
              Memorial Hospital Project) Series 1996,
              (AMBAC Insured),
              5.250% 10/01/06...........................  Aaa       AAA           1,090
  2,750     North Carolina, Medical Care Commission,
              Hospital Revenue, (Gaston Memorial
              Hospital Project) Series 1995,
              5.400% 02/15/11...........................  A1        A+            2,961
  1,000     North Carolina, Medical Care Commission,
              Hospital Revenue, (Northeast Medical
              Center Project) Series 2002A, (AMBAC
              Insured),
              5.000% 11/01/10...........................  Aaa       AAA           1,131
  1,000     North Carolina, Medical Care Commission,
              Hospital Revenue, (Pitt County Memorial
              Hospital Project) Series 1998B,
              5.000% 12/01/18...........................  Aa3       AA-           1,046

PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $2,000     North Carolina, Municipal Power Agency
              Number 1, Revenue, Series 1992, (MBIA-IBC
              Insured),
              7.250% 01/01/07...........................  Aaa       AAA        $  2,284
  1,500     Onslow County, North Carolina, Combined
              Enterprise Systems, Revenue, Series 1994,
              (MBIA Insured),
              5.875% 06/01/09...........................  Aaa       AAA           1,541
  1,000     Orange County, North Carolina, GO, Series
              2000,
              5.300% 04/01/17...........................  Aa1       AA+           1,113
  4,645     Orange County, North Carolina, GO, Series
              2000,
              5.300% 04/01/18...........................  Aa1       AA+           5,145
  1,390     Pitt County, North Carolina, Certificates of
              Participation, (School Facilities Project)
              Series 2000B,
              5.750% 04/01/16...........................  Aaa       AAA           1,597
  1,000     Pitt County, North Carolina, Certificates of
              Participation, (School Facilities Project)
              Series 2000B,
              5.500% 04/01/25...........................  Aaa       AAA           1,089
  1,240     Pitt County, North Carolina, Hospital
              Revenue, (Pitt County Memorial Hospital
              Project) Series 1995,
              5.375% 12/01/10...........................  Aaa       AAA           1,345
  1,000     Pitt County, North Carolina, Hospital
              Revenue, (Pitt County Memorial Hospital
              Project) Series 1995,
              5.250% 12/01/21...........................  Aaa       AAA           1,075
  1,000     Raleigh, North Carolina, Combined Enterprise
              System Revenue, Series 1996,
              5.250% 03/01/07...........................  Aa1       AAA           1,099
  1,910     Raleigh, North Carolina, GO, Series 1996,
              5.300% 06/01/16...........................  Aaa       AAA           2,099
  1,000     Raleigh, North Carolina, North Carolina
              State University Revenue, Series 2003A,
              5.000% 10/01/17...........................  Aa3       AA            1,095

                       SEE NOTES TO FINANCIAL STATEMENTS.
 174

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $2,000     Randolph County, North Carolina, Certificate
              of Participation, Refunding, Series 2004,
              5.000% 06/01/18...........................  Aaa       AAA        $  2,201
  2,395     Randolph County, North Carolina,
              Certificates of Participation, Refunding,
              Series 2003, (FSA Insured),
              5.000% 06/01/14...........................  Aaa       AAA           2,680
  2,000     Randolph County, North Carolina,
              Certificates of Participation, Refunding,
              Series 2004, (FSA Insured),
              5.000% 06/01/15...........................  Aaa       AAA           2,226
  1,000     Randolph County, North Carolina,
              Certificates of Participation, Series
              2000, (FSA Insured),
              5.200% 06/01/12...........................  Aaa       AAA           1,140
  1,000     Randolph County, North Carolina,
              Certificates of Participation, Series
              2000, (FSA Insured),
              5.300% 06/01/13...........................  Aaa       AAA           1,145
  2,115     Randolph County, North Carolina,
              Certificates of Participation, Series
              2000, (FSA Insured),
              5.500% 06/01/14...........................  Aaa       AAA           2,442
  1,000     Randolph County, North Carolina,
              Certificates of Participation, Series
              2000, (FSA Insured),
              5.500% 06/01/15...........................  Aaa       AAA           1,155
  1,350     Randolph County, North Carolina,
              Certificates of Participation, Series
              2000, (FSA Insured),
              5.750% 06/01/22...........................  Aaa       AAA           1,575
  1,000     Robeson County, North Carolina, Industrial
              Facilities PCR Refunding, (Campbell Soup
              Company Project) Series 1991,
              6.400% 12/01/06...........................  A2        A             1,120
  1,000     Rockingham, North Carolina, Certificates of
              Participation, Series 2002, (AMBAC
              Insured),
              5.000% 04/01/10...........................  Aaa       AAA           1,120

PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,045     Union County, North Carolina, Enterprise
              System Revenue, Series 2003A, (FSA
              Insured),
              5.000% 06/01/16...........................  Aaa       AAA        $  1,144
  1,690     University of North Carolina, Chapel Hill
              Hospital Revenue Refunding, Series 1999,
              (AMBAC Insured),
              5.250% 02/15/12...........................  Aaa       AAA           1,889
  1,325     University of North Carolina, Pool Revenue,
              Series 2002A, (AMBAC Insured),
              4.000% 04/01/06...........................  Aaa       AAA           1,392
  3,000     University of North Carolina, Revenue
              Refunding, Series 2002B,
              5.000% 12/01/06...........................  Aa1       AA+           3,267
  1,000     University of North Carolina, Wilmington,
              Revenue, Series 2003, (AMBAC Insured),
              5.250% 01/01/20...........................  Aaa       AAA           1,091
  1,815     Wake County, North Carolina, GO, Series
              1996,
              4.600% 03/01/11...........................  Aaa       AAA           1,945
  3,065     Wake County, North Carolina, Hospital
              Revenue, Series 1993, (MBIA Insured),
              5.125% 10/01/26...........................  Aaa       AAA           3,363
  1,000     Wake County, North Carolina, Public
              Improvement GO, Series 2003,
              5.000% 04/01/09...........................  Aaa       AAA           1,125
  1,200     Wayne County, North Carolina, GO Refunding,
              Series 1993, (MBIA Insured),
              4.900% 04/01/05...........................  Aaa       AAA           1,246
  1,550     Wilmington, North Carolina, Certificates of
              Participation, Series 1999A, (MBIA
              Insured),
              5.350% 06/01/24...........................  Aaa       AAA           1,663
  1,240     Wilmington, North Carolina, Certificates of
              Participation, Series 2003A, (AMBAC
              Insured),
              5.000% 06/01/14...........................  Aaa       AAA           1,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,000     Wilmington, North Carolina, Public
              Improvement GO, Series 1997A, (FGIC
              Insured),
              5.000% 04/01/11...........................  Aaa       AAA        $  1,102
  1,000     Wilmington, North Carolina, Public
              Improvement GO, Series 1997A, (FGIC
              Insured),
              5.000% 04/01/13...........................  Aaa       AAA           1,103
  1,000     Wilmington, North Carolina, Water Authority,
              GO, Series 1994, Prerefunded 06/01/04 @
              102,
              5.700% 06/01/15...........................  Aa3       AA            1,028
  1,000     Wilson, North Carolina, GO, Series 2000,
              (AMBAC Insured),
              5.100% 06/01/14...........................  Aaa       AAA           1,120
                                                                               --------
                                                                                216,426
                                                                               --------
            ARIZONA -- 0.5%
  1,000     Arizona, University Medical Center
              Corporation, Hospital Revenue Refunding,
              Series 2004, (GO of University),
              5.250% 07/01/13...........................  A3        BBB+          1,101
                                                                               --------
            FLORIDA -- 1.2%
  2,520     Hillsborough County, Florida, Aviation
              Authority, Revenue Refunding, (Tampa
              International Airport Project) AMT, Series
              2003D, (MBIA Insured),
              5.500% 10/01/12...........................  Aaa       AAA           2,838
                                                                               --------
            KANSAS -- 0.7%
  1,500     Burlington, Kansas, Environmental
              Improvement Revenue Refunding, (Power and
              Light Project) Series 1998C, Mandatory Put
              10/01/07 @ 100,
              4.750% 09/01/15...........................  A3        BBB           1,604
                                                                               --------

PRINCIPAL                                                 MOODY'S     S&P
 AMOUNT                                                        RATINGS           VALUE
  (000)                                                      (UNAUDITED)         (000)
----------------------------------------------------------------------------------------
            PUERTO RICO -- 0.5%
 $1,000     Puerto Rico, Electric Power Authority, Power
              Revenue Refunding, Series 1995Y, (MBIA
              Insured),
              7.000% 07/01/07...........................  Aaa       AAA        $  1,163
                                                                               --------
            SOUTH CAROLINA -- 0.8%
  1,500     Calhoun County, South Carolina, Solid Waste
              Disposal Facility Revenue, (Carolina
              Eastman Company Project) Series 1992, AMT,
              6.750% 05/01/17...........................  A2        BBB-          1,892
                                                                               --------
            TENNESSEE -- 0.6%
  1,325     Tennessee State, GO, Series 1999B, (FSA
              Insured),
              5.250% 05/01/17...........................  Aaa       AAA           1,456
                                                                               --------
            TEXAS -- 1.4%
  2,000     Sam Rayburn, Texas, Municipal Power Agency,
              Revenue Refunding, Series 2002,
              5.000% 10/01/07...........................  Baa2      BBB-          2,153
  1,000     University of Texas, University Revenue
              Refunding, Series 2002B,
              5.250% 08/15/15...........................  Aaa       AAA           1,142
                                                                               --------
                                                                                  3,295
                                                                               --------
            WASHINGTON -- 0.5%
  1,150     Washington State, Public Power Supply
              Systems Revenue Refunding, Series 1993A,
              (MBIA-IBC Insured),
              5.800% 07/01/07...........................  Aaa       AAA           1,290
                                                                               --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $215,682)...............................................    231,065
                                                                               --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 176

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


 SHARES                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 1.3%
              (Cost $2,980)
  2,980     Nations Tax-Exempt Reserves, Capital Class#.................   $  2,980
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $218,662*)................................    99.0%     234,045
                                                                           --------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................     1.0%
            Cash........................................................   $      1
            Receivable for Fund shares sold.............................      1,334
            Dividends receivable........................................          4
            Interest receivable.........................................      3,340
            Payable for Fund shares redeemed............................       (165)
            Investment advisory fee payable.............................        (44)
            Administration fee payable..................................        (44)
            Shareholder servicing and distribution fees payable.........        (21)
            Distributions payable.......................................       (661)
            Payable for investment securities purchased.................     (1,323)
            Accrued Trustees' fees and expenses.........................        (87)
            Accrued expenses and other liabilities......................        (64)
                                                                           --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................      2,270
                                                                           --------
            NET ASSETS........................................   100.0%    $236,315
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    877
            Accumulated net realized loss on investments sold...........       (878)
            Net unrealized appreciation of investments..................     15,383
            Paid-in capital.............................................    220,933
                                                                           --------
            NET ASSETS..................................................   $236,315
                                                                           ========

                                                                            VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($192,537,319 / 17,711,590 shares outstanding)............     $10.87
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($25,608,161 / 2,354,904 shares outstanding)..............     $10.87
                                                                           ========

            Maximum sales charge........................................      3.25%
            Maximum offering price per share............................     $11.24

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($16,228,207 / 1,493,016 shares outstanding)..............     $10.87
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($1,941,466 / 178,530 shares outstanding).................     $10.87
                                                                           ========

---------------

 * Federal income tax information (see Note 7).

 **The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations North Carolina Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

MBIA                                               12.21%

Nations North Carolina Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Hospital Revenue                                   13.54%
Prerefunded                                        13.03%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.7%
            SOUTH CAROLINA -- 89.1%
 $1,300     Anderson County, South Carolina, GO Revenue
              Refunding, Series 1992,
              6.500% 04/01/04...................................  Aa3       AA-        $  1,300
  1,725     Beaufort County, South Carolina, School District,
              GO, Series 2000B, (SCSDE),
              5.500% 03/01/16...................................  Aa1       AA+           1,924
  1,200     Beaufort County, South Carolina, School District,
              GO, Series 2000C, (SCSDE),
              5.125% 03/01/12...................................  Aa1       AA+           1,328
  1,135     Beaufort County, South Carolina, School District,
              GO, Series 2001A, (SCSDE),
              5.000% 03/01/18...................................  Aa1       AA+           1,214
  2,500     Berkeley County, South Carolina, School District,
              GO, Series 2000, (SCSDE),
              5.000% 04/01/21...................................  Aa1       AA+           2,614
  1,000     Berkeley County, South Carolina, Water & Sewer
              Revenue, Series 2003, (MBIA Insured),
              5.250% 06/01/19...................................  Aaa       AAA           1,101
  2,790     Berkeley County, South Carolina, Water & Sewer
              Systems Revenue, Series 2003, (MBIA Insured),
              5.250% 06/01/17...................................  Aaa       AAA           3,103
  2,000     Calhoun County, South Carolina, Solid Waste Disposal
              Facility Revenue, (Carolina Eastman Company
              Project) Series 1992, AMT,
              6.750% 05/01/17...................................  A2        BBB-          2,523
  1,000     Camden, South Carolina, Combined Public Utilities
              Revenue Refunding and Improvement, Series 1997,
              (MBIA Insured),
              5.500% 03/01/17...................................  Aaa       AAA           1,104
  3,000     Charleston County, South Carolina, Hospital
              Facilities Revenue Refunding and Improvement, (Bon
              Secours Health Systems Project) Series 1993, (FSA
              Insured),
              5.500% 08/15/10...................................  Aaa       AAA           3,070

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $  500     Charleston County, South Carolina, Hospital
              Facilities Revenue Refunding and Improvement, (Bon
              Secours Health Systems Project) Series 1993, (FSA
              Insured),
              5.625% 08/15/25...................................  Aaa       AAA        $    512
  1,000     Charleston County, South Carolina, Hospital
              Facilities Revenue Refunding and Improvement,
              (Medical Society Health Project) Series 1992,
              (MBIA Insured),
              6.000% 10/01/09...................................  Aaa       AAA           1,022
  6,370     Charleston County, South Carolina, Hospital
              Facilities Revenue, (Care Alliance Health Services
              Project) Series 1999A, (FSA Insured),
              5.125% 08/15/15...................................  Aaa       AAA           7,092
  1,000     Charleston County, South Carolina, Public
              Improvement Authority, GO, Series 1994, (State Aid
              Withholding), Prerefunded 06/01/06 @ 100,
              5.500% 06/01/14...................................  Aa1       AA+           1,084
  4,000     Charleston County, South Carolina, Resource Recovery
              Revenue, (Foster Wheeler Charleston), Series 1997,
              (AMBAC Insured),
              5.250% 01/01/10...................................  Aaa       AAA           4,443
  1,000     Charleston County, South Carolina, Revenue, (Care
              Alliance Health Services Project) Series 1999A,
              (FSA Insured),
              5.000% 08/15/12...................................  Aaa       AAA           1,087

                       SEE NOTES TO FINANCIAL STATEMENTS.
 178

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,040     Charleston County, South Carolina, Solid Waste User
              Fee Revenue, Series 1994, (MBIA Insured),
              5.800% 01/01/06...................................  Aaa       AAA        $  1,094
  5,105     Charleston, South Carolina, Waterworks and Sewer
              Capital Improvement Revenue Refunding, Series
              1998,
              5.250% 01/01/08...................................  Aa3       AA-           5,674
  1,000     Columbia, South Carolina, Parking Facilities Revenue
              Refunding, Series 1994, (AMBAC Insured),
              5.750% 12/01/09...................................  Aaa       AAA           1,048
  7,000     Columbia, South Carolina, Waterworks and Sewer
              Systems Revenue Refunding, Series 1993,
              5.500% 02/01/09...................................  Aa2       AA            7,963
  1,500     Darlington County, South Carolina, IDR, (Sonoco
              Products Company Project) Series 1995, AMT,
              6.125% 06/01/25...................................  A2        A-            1,573
  2,000     Darlington County, South Carolina, PCR, (Carolina
              Power and Light - Annual Tender Project) Series
              1983,
              6.600% 11/01/10...................................  A2        BBB           2,058
  1,000     Darlington County, South Carolina, PCR, (Carolina
              Power and Light - Annual Tender Project) Series
              1983, (MBIA-IBC Insured),
              6.600% 11/01/10...................................  Aaa       AAA           1,029
  1,250     Florence, South Carolina, Water and Sewer Revenue
              Refunding, Series 1993, (AMBAC Insured),
              5.150% 03/01/06...................................  Aaa       AAA           1,266
    500     Georgetown County, South Carolina, Environmental
              Revenue, (International Paper Company Project)
              Series 1997A, AMT,
              5.700% 10/01/21...................................  Baa2      BBB             516
  5,000     Georgetown County, South Carolina, PCR Refunding,
              (International Paper
              Company Project) Series 1999A,
              5.125% 02/01/12...................................  Baa2      BBB           5,434

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $2,480     Georgetown County, South Carolina, School District,
              GO, Series 2000, (SCSDE),
              5.500% 03/01/09...................................  Aa1       AA+        $  2,831
  1,000     Georgetown County, South Carolina, School District,
              GO, Series 2000, (SCSDE),
              5.250% 03/01/19...................................  Aa1       AA+           1,088
  4,625     Greenville County, South Carolina, School District,
              Installment Purchase Revenue Refunding, (Building
              Equity Sooner Tomorrow Project), Series 2003,
              5.250% 12/01/16...................................  A1        AA-           5,023
  1,000     Greenville, South Carolina, Hospital Facilities
              Revenue Refunding, Series 1996A, (GTY-AGMT),
              5.400% 05/01/07...................................  Aa3       AA            1,084
  2,000     Greenville, South Carolina, Hospital Facilities
              Revenue Refunding, Series 1996B, (GTY-AGMT),
              5.250% 05/01/17...................................  Aa3       AA            2,073
  1,385     Greenville, South Carolina, Hospital Facilities
              Revenue, Series 2001,
              5.500% 05/01/26...................................  Aaa       AAA           1,489
  2,000     Greenville, South Carolina, Water Utility
              Improvement Waterworks Revenue, Series 1997,
              6.000% 02/01/06...................................  Aa1       AAA           2,164
  1,000     Greenville, South Carolina, Water Utility
              Improvement Waterworks Revenue, Series 1997,
              6.000% 02/01/08...................................  Aa1       AAA           1,125
  1,500     Greenville, South Carolina, Water Utility
              Improvement, Waterworks Revenue, Series 1997,
              5.500% 02/01/22...................................  Aa1       AAA           1,636
  1,555     Greenville, South Carolina, Water Utility
              Improvement, Waterworks Revenue, Series 2002,
              5.250% 02/01/14...................................  Aa1       AAA           1,744
  1,000     Hilton Head Island, South Carolina, GO, Series 2001,
              5.000% 03/01/13...................................  Aa3       AA            1,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,440     Hilton Head Island, South Carolina, Revenue, Series
              2002, (MBIA Insured),
              5.250% 12/01/16...................................  Aaa       AAA        $  1,607
  1,100     Horry County, South Carolina, Hospital Facilities
              Revenue, (Conway Hospital, Inc. Project) Series
              1998, (AMBAC Insured),
              4.750% 07/01/10...................................  Aaa       AAA           1,190
  1,200     Horry County, South Carolina, Hospital Facilities
              Revenue, (Conway Hospital, Inc. Project) Series
              1998, (AMBAC Insured),
              4.875% 07/01/11...................................  Aaa       AAA           1,291
  2,000     Lexington County, South Carolina, Health Services
              District Hospital Revenue, Series 2003,
              5.500% 11/01/23...................................  A2        A             2,117
  1,180     Lexington County, South Carolina, Health Services
              District Revenue Refunding, (Health Service
              District and Lexmed, Inc. Project) Series 1997,
              (FSA Insured),
              5.500% 11/01/06...................................  Aaa       AAA           1,295
  3,000     Lexington County, South Carolina, Health Services
              District Revenue Refunding, Series 1997, (FSA
              Insured),
              5.125% 11/01/21...................................  Aaa       AAA           3,137
  2,000     Lexington, South Carolina, Water and Sewer
              Authority, Revenue, Series 1997, Prerefunded
              10/01/14 @ 100,
              5.450% 04/01/19...................................  Aa2       AA            2,236
  1,575     Medical University, South Carolina, Hospital
              Facilities Revenue, Series 1999,
              5.500% 07/01/09...................................  Baa2      BBB+          1,799
  1,980     Mount Pleasant, South Carolina, Water and Sewer
              Revenue Refunding and Improvement, Series 2002,
              (FGIC Insured),
              5.250% 12/01/16...................................  Aaa       AAA           2,209

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,270     Mount Pleasant, South Carolina, Water and Sewer
              Revenue Refunding, Series 2002, (FGIC Insured),
              5.250% 12/01/18...................................  Aaa       AAA        $  1,397
  3,040     North Charleston, South Carolina, Sewer District
              Revenue Refunding, Series 2002, (FSA Insured),
              5.500% 07/01/17...................................  Aaa       AAA           3,430
  1,600     Piedmont Municipal Power Agency, South Carolina,
              Electric Revenue Refunding, Series 1992, (MBIA
              Insured),
              6.000% 01/01/05...................................  Aaa       AAA           1,659
  5,000     Piedmont Municipal Power Agency, South Carolina,
              Electric Revenue Refunding, Series 1996B, (MBIA
              Insured),
              5.250% 01/01/09...................................  Aaa       AAA           5,418
  3,570     Richland County, South Carolina, School District
              Number 001, GO Refunding, Series 2001A, (SCSDE),
              5.250% 03/01/19...................................  Aa1       AA+           3,891
  2,350     Rock Hill, South Carolina, Water Utility System
              Revenue, Series 2003A, (FSA Insured),
              5.250% 01/01/13...................................  Aaa       AAA           2,686
  1,500     Rock Hill, South Carolina, Water Utility System
              Revenue, Series 2003A, (FSA Insured),
              5.375% 01/01/19...................................  Aaa       AAA           1,661
  6,135     South Carolina State, Capital Improvement GO, Series
              1996A,
              3.500% 07/01/06...................................  Aaa       AAA           6,415
  1,245     South Carolina State, GO, Series 2000A,
              4.800% 03/01/09...................................  Aaa       AAA           1,386
  1,885     South Carolina State, Highway Improvement GO, Series
              1999A,
              4.600% 05/01/11...................................  Aaa       AAA           2,069

                       SEE NOTES TO FINANCIAL STATEMENTS.
 180

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $5,000     South Carolina State, Housing Finance and
              Development Authority, Multi-Family Housing
              Revenue, (United Dominion Realty Trust
              Project) Series 1994, AMT, Mandatory Put 05/01/04
              @ 100,
              6.500% 05/01/24...................................  Baa2      BBB        $  5,022
  1,860     South Carolina State, Housing Finance and
              Development Authority, Rental Housing Revenue,
              (Windsor Shores Project) Series 1993B, (FHA
              Insured),
              5.600% 07/01/16...................................  Aa2       AA            1,874
  1,250     South Carolina State, Jobs Economic Development
              Authority, Hospital Facility Revenue, (Georgetown
              Memorial Hospital Project) Series 2001,
              5.250% 02/01/21...................................  Aa2       AA            1,304
  4,565     South Carolina State, Port Authority, Revenue,
              Series 1998, AMT, (FSA Insured),
              5.250% 07/01/13...................................  Aaa       AAA           4,922
  1,615     South Carolina State, Public Service Authority,
              Revenue Refunding, Series 2001A, (FSA Insured),
              5.250% 01/01/18...................................  Aaa       AAA           1,775
  1,480     South Carolina State, Public Service Authority,
              Revenue Refunding, Series 2002A, (FSA Insured),
              5.500% 01/01/17...................................  Aaa       AAA           1,670
  2,000     South Carolina State, Public Service Authority,
              Revenue Refunding, Series 2002D, (FSA Insured),
              5.000% 01/01/18...................................  Aaa       AAA           2,154
  2,000     South Carolina State, Public Service Authority,
              Revenue, Series 1999A, (MBIA Insured),
              5.625% 01/01/13...................................  Aaa       AAA           2,295

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $5,000     South Carolina, Educational Facilities for
              Non-Profit Institutions, Revenue, (Furman
              University Project) Series 1996A, (MBIA Insured),
              5.500% 10/01/26...................................  Aaa       AAA        $  5,421
  2,000     South Carolina, Grand Strand Water and Sewer
              Authority, Revenue Refunding, Series 2002, (FSA
              Insured),
              5.375% 06/01/14...................................  Aaa       AAA           2,274
  1,500     South Carolina, Jobs Economic Development Authority,
              Hospital Facilities Revenue, (Oconee Memorial
              Hospital, Inc. Project) Series 1995, (CONNIE LEE
              Insured),
              6.150% 03/01/15...................................  Aaa       AAA           1,591
  5,500     South Carolina, Jobs Economic Development Authority,
              Hospital Facilities Revenue, (Palmetto Health
              Alliance Project) Series 2000A, Prerefunded
              12/15/10 @ 102,
              7.125% 12/15/15...................................  Baa2      BBB           6,893
  4,375     South Carolina, Jobs Economic Development Authority,
              Hospital Facilities Revenue, Series 1999, (FSA
              Insured),
              5.300% 02/01/14...................................  Aaa       AAA           4,833
  3,615     South Carolina, Jobs Economic Development Authority,
              Industrial Development Revenue, (South Carolina
              Electric and Gas Company Project), Series 2002B,
              AMT,
              4.200% 11/01/12...................................  Aaa       AAA           3,753
  3,500     South Carolina, Tobacco Settlement Management
              Revenue, Series 2001B,
              6.375% 05/15/28...................................  Baa2      BBB           3,352
  3,340     South Carolina, Transportation Infrastructure Book
              Revenue, Junior Lien, Series 2001B, (AMBAC
              Insured),
              5.250% 10/01/13...................................  Aaa       AAA           3,757

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,985     South Carolina, Transportation Infrastructure Bank
              Revenue, Series 2004A, (AMBAC Insured),
              5.000% 10/01/16...................................  Aaa       AAA        $  2,175
  3,670     South Carolina, Transportation Infrastructure Book
              Revenue, Junior Lien, Series 2001B, (AMBAC
              Insured),
              5.250% 10/01/17...................................  Aaa       AAA           4,060
  1,000     South Carolina, Transportation Infrastructure
              Revenue, Series 1998A, (MBIA Insured),
              5.000% 10/01/12...................................  Aaa       AAA           1,102
  1,000     South Carolina, Transportation Infrastructure
              Revenue, Series 1998A, (MBIA Insured),
              4.500% 10/01/17...................................  Aaa       AAA           1,025
  1,000     Spartanburg County, South Carolina, Health Services
              District, Hospital Revenue Refunding, Series
              1997B, (MBIA Insured),
              5.125% 04/15/17...................................  Aaa       AAA           1,059
  1,275     Spartanburg County, South Carolina, School District
              Number 007, GO, Series 2001, (SCSDE),
              4.000% 03/01/12...................................  Aa1       AA+           1,346
  3,240     Spartanburg County, South Carolina, School District
              Number 007, GO, Series 2001, (SCSDE),
              4.125% 03/01/13...................................  Aa1       AA+           3,435
  2,000     Spartanburg County, South Carolina, School District
              Number 007, GO, Series 2001, (SCSDE),
              5.000% 03/01/18...................................  Aa1       AA+           2,217
  2,000     Spartanburg County, South Carolina, Solid Waste
              Disposal Facilities Revenue, (BMW U.S. Capital
              Corporation Project) Series 1994, AMT, (GTY-AGMT),
              7.550% 11/01/24...................................  A1        A+            2,141

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,250     Spartanburg, South Carolina, Sanitary Sewer District
              Sewer System Revenue Refunding, Series 1999B,
              (MBIA Insured),
              5.000% 03/01/26...................................  Aaa       AAA        $  1,288
  2,850     Spartanburg, South Carolina, Sewer District Sewer
              Systems Revenue, Series 1997, AMT, (MBIA Insured),
              Prerefunded 06/01/07 @ 101,
              5.500% 06/01/27...................................  Aaa       AAA           3,198
    855     Western Carolina, Regional Sewer Systems Authority,
              Revenue Refunding, Series 1993, (FGIC Insured),
              5.500% 03/01/10...................................  Aaa       AAA             866
  1,020     Winnsboro, South Carolina, Utility Revenue
              Refunding, Series 1999, (MBIA Insured),
              5.250% 08/15/13...................................  Aaa       AAA           1,172
  4,700     York County, South Carolina, Exempt Facilities IDR,
              (Hoechst Celanese Corporation Project) Series
              1994, AMT,
              5.700% 01/01/24...................................  Baa2      BBB           4,582
  4,000     York County, South Carolina, PCR, Series 2000B1,
              1.098% 09/15/24...................................  Aa3       A             4,000
  3,410     York County, South Carolina, School District Number
              003 Rock Hill, GO, Series 2001, (SCSDE),
              5.000% 03/01/12...................................  Aa1       AA+           3,840
                                                                                       --------
                                                                                        220,822
                                                                                       --------
            GEORGIA -- 1.2%
  3,000     Marietta, Georgia, Housing Authority, Multi-Family
              Revenue Refunding, (Wood Glen-RMKT Housing
              Project) Series 1994, Mandatory Put 07/01/04 @
              100,
              4.750% 07/01/24...................................  Baa2      BBB           3,017
                                                                                       --------

            ILLINOIS -- 5.8%
  2,500     Chicago, Illinois, GO Refunding, Series 2001A, (MBIA
              Insured),
              5.500% 01/01/14...................................  Aaa       AAA           2,841

                       SEE NOTES TO FINANCIAL STATEMENTS.
 182

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $8,650     Illinois, Educational Facilities Authority Revenue,
              Series 2003C, (AMBAC Insured),
              5.000% 09/01/18...................................  Aaa       AAA        $  9,208
  2,000     Illinois, Metropolitan Pier and Exposition
              Authority, Dedicated State Tax Revenue Refunding,
              (McCormick Plant Expansion) Series 2002B, (MBIA
              Insured),
              5.750% 06/15/23...................................  Aaa       AAA           2,256
                                                                                       --------
                                                                                         14,305
                                                                                       --------
            TEXAS -- 1.3%
  3,000     Sam Rayburn, Texas, Municipal Power Agency, Revenue
              Refunding, Series 2002,
              6.000% 10/01/16...................................  Baa2      BBB-          3,264
                                                                                       --------

            WASHINGTON -- 1.3%
  3,000     Northwest, Washington, Electric Revenue, (Columbia
              Generating Project) Series 2002A, (MBIA Insured),
              5.500% 07/01/17...................................  Aaa       AAA           3,344
                                                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $228,843).......................................................    244,752
                                                                                       --------

SHARES                                                                      VALUE
(000)                                                                       (000)
-----------------------------------------------------------------------------------
         AFFILIATED INVESTMENT COMPANIES -- 0.5%
           (Cost $1,171)
 1,171   Nations Tax-Exempt Reserves, Capital Class#...................   $  1,171
         TOTAL INVESTMENTS
           (Cost $230,014*)..................................      99.2%   245,923
                                                                          --------
         OTHER ASSETS AND
           LIABILITIES (NET).................................       0.8%
         Cash..........................................................   $      1
         Receivable for Fund shares sold...............................         53
         Dividends receivable..........................................          2
         Interest receivable...........................................      3,234
         Payable for Fund shares redeemed..............................       (352)
         Investment advisory fee payable...............................        (51)
         Administration fee payable....................................        (47)
         Shareholder servicing and distribution fees payable...........        (23)
         Distributions payable.........................................       (750)
         Accrued Trustees' fees and expenses...........................        (88)
         Accrued expenses and other liabilities........................        (70)
                                                                          --------
         TOTAL OTHER ASSETS AND
           LIABILITIES (NET)...........................................      1,909
                                                                          --------
         NET ASSETS..........................................     100.0%  $247,832
                                                                          ========
         NET ASSETS CONSIST OF:
         Undistributed net investment income...........................   $  1,105
         Accumulated net realized gain on investments sold.............        248
         Net unrealized appreciation of investments....................     15,909
         Paid-in capital...............................................    230,570
                                                                          --------
         NET ASSETS....................................................   $247,832
                                                                          ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                            VALUE
-----------------------------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption price per share
           ($200,249,605 / 18,552,074 shares outstanding)..............     $10.79
                                                                          ========
         INVESTOR A SHARES:
         Net asset value and redemption price per share
           ($27,955,624 / 2,590,521 shares outstanding)................     $10.79
                                                                          ========

         Maximum sales charge..........................................      3.25%
         Maximum offering price per share..............................     $11.15

         INVESTOR B SHARES:
         Net asset value and offering price per share**
           ($10,523,842 / 975,009 shares outstanding)..................     $10.79
                                                                          ========
         INVESTOR C SHARES:
         Net asset value and offering price per share**
           ($9,102,970 / 843,092 shares outstanding)...................     $10.80
                                                                          ========

---------------

 * Federal income tax information (see Note 7).

 **The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations South Carolina Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

FSA                                                16.78%
MBIA                                               15.24%
AMBAC                                              11.47%
SCSDE                                              10.38%

Nations South Carolina Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Water Revenue                                       17.56%
Hospital Revenue                                    12.46%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 184

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                               MOODY'S     S&P
 AMOUNT                                      RATINGS          VALUE
  (000)                                    (UNAUDITED)        (000)
---------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 96.1%
            TENNESSEE -- 87.7%
 $1,535     Anderson County,
              Tennessee, GO Refunding,
              Series 2001, (FSA
              Insured),
              5.000% 04/01/13.........  Aaa       AAA        $ 1,690
    500     Blount County, Tennessee,
              Public Building
              Authority, Public
              Facility Revenue, Series
              1998, (FGIC Insured),
              5.000% 04/01/19.........  Aaa       AAA            530
  1,700     Chattanooga-Hamilton
              County, Tennessee,
              Hospital Authority,
              Revenue Refunding,
              (Erlanger Medical Center
              Project) Series 1993,
              (FSA Insured),
              5.375% 10/01/04.........  Aaa       AAA          1,737
  1,250     Chattanooga-Hamilton
              County, Tennessee,
              Hospital Authority,
              Revenue Refunding,
              (Erlanger Medical Center
              Project) Series 1993,
              (FSA Insured),
              5.500% 10/01/07.........  Aaa       AAA          1,397
  1,000     Dickson County, Tennessee,
              GO Refunding, Series
              2002, (FGIC Insured),
              5.000% 03/01/14.........  Aaa       AAA          1,122
  1,000     Dickson County, Tennessee,
              GO Refunding, Series
              2003, (FGIC Insured),
              5.000% 06/01/14.........  Aaa       AAA          1,113
  1,000     Franklin, Tennessee,
              Special School District,
              GO Refunding, Series
              2002,
              5.000% 06/01/12.........  Aa2       AA           1,123
    500     Hamilton County,
              Tennessee, GO Refunding,
              Series 1998B,
              5.100% 08/01/24.........  Aa1       AA+            546
    575     Humphreys County,
              Tennessee, Industrial
              Development Board, Solid
              Waste Disposal Revenue,
              (E.I. duPont de Nemours
              and Company Project)
              Series 1994, AMT,
              6.700% 05/01/24.........  Aa3       AA-            589

PRINCIPAL                               MOODY'S     S&P
 AMOUNT                                      RATINGS          VALUE
  (000)                                    (UNAUDITED)        (000)
---------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $  300     Knox County, Tennessee,
              Health Educational and
              Housing Facilities Board
              Revenue Refunding, (Fort
              Sanders Alliance
              Project) Series 1993,
              (MBIA Insured),
              7.250% 01/01/09.........  Aaa       AAA        $   361
  1,500     Knox County, Tennessee,
              Health Educational and
              Housing Facilities Board
              Revenue, (University
              Health Systems Inc.
              Project) Series 1999,
              5.750% 04/01/19.........  Baa1      BBB+         1,576
  2,000     Knox County, Tennessee,
              Health Educational and
              Housing Facilities
              Board, Hospital
              Facilities Improvement
              Revenue Refunding,
              (Baptist Health System
              of East Tennessee, Inc.
              Project) Series 1996,
              (CONNIE LEE Insured),
              5.500% 04/15/11.........  Aaa       AAA          2,204
  1,250     Knox County, Tennessee,
              Public Improvement GO,
              Series 1998,
              4.750% 04/01/19.........  Aa2       AA           1,276
  1,330     Lawrenceburg, Tennessee,
              Public Building
              Authority, Water and
              Sewer GO, Series 2001B,
              (FSA Insured),
              5.500% 07/01/16.........  Aaa       AAA          1,492
  1,800     Madison County, Tennessee,
              GO, Series 2002,
              5.000% 04/01/13.........  Aa3       AA-          2,001
  1,000     Maury County, Tennessee,
              Industrial Development
              Board, Multi-Model PCR
              Refunding, (General
              Motors Corporation -
              Saturn Corporation
              Project) Series 1994,
              6.500% 09/01/24.........  A3        BBB          1,030
  1,000     Maury County, Tennessee,
              Industrial Development
              Board, Solid Waste
              Disposal Revenue,
              Occidental Petroleum
              Corporation, AMT, Series
              2001A, (GTY-AGMT),
              6.250% 08/01/18.........  Baa1      BBB+         1,073

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                               MOODY'S     S&P
 AMOUNT                                      RATINGS          VALUE
  (000)                                    (UNAUDITED)        (000)
---------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $1,250     McMinn County, Tennessee,
              Industrial Development
              Board, Recycling
              Facilities Revenue,
              (Bowater Inc. Project)
              Series 1992, AMT,
              7.400% 12/01/22.........  Ba2       BB         $ 1,261
  2,500     Memphis, Tennessee, GO,
              Series 2000,
              5.000% 04/01/17.........  Aa2       AA           2,687
  1,000     Memphis-Shelby County,
              Tennessee, Airport
              Authority, Special
              Facilities Revenue
              Refunding, (Federal
              Express Corporation
              Project) Series 2002,
              5.050% 09/01/12.........  Baa2      BBB          1,072
    350     Metropolitan Government,
              Nashville and Davidson
              County, Tennessee,
              Electric Revenue, Series
              1996A, Prerefunded
              05/15/06 @ 102,
              5.625% 05/15/14.........  Aa3       AA             386
  2,000     Metropolitan Government,
              Nashville and Davidson
              County, Tennessee,
              Electric Revenue, Series
              1998B,
              5.500% 05/15/13.........  Aa3       AA           2,330
  1,000     Metropolitan Government,
              Nashville and Davidson
              County, Tennessee, GO
              Refunding, Series 1993,
              5.250% 05/15/07.........  Aa2       AA           1,103
    595     Metropolitan Government,
              Nashville and Davidson
              County, Tennessee,
              Health and Educational
              Facilities Board,
              Improvement Revenue
              Refunding, (Meharry
              Medical College Project)
              Series 1996, (AMBAC
              Insured),
              6.000% 12/01/09.........  Aaa       AAA            699
    500     Metropolitan Government,
              Nashville and Davidson
              County, Tennessee,
              Health and Educational
              Facilities Board,
              Improvement Revenue
              Refunding, (Meharry
              Medical College Project)
              Series 1996, (AMBAC
              Insured),
              6.000% 12/01/16.........  Aaa       AAA            597

PRINCIPAL                               MOODY'S     S&P
 AMOUNT                                      RATINGS          VALUE
  (000)                                    (UNAUDITED)        (000)
---------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $  505     Metropolitan Government,
              Nashville and Davidson
              County, Tennessee,
              Health and Educational
              Facilities Board,
              Improvement Revenue
              Refunding, (Meharry
              Medical College Project)
              Series 1996, (AMBAC
              Insured),
              6.000% 12/01/08.........  Aaa       AAA        $   586
  1,000     Metropolitan Government,
              Nashville and Davidson
              County, Tennessee,
              Health and Educational
              Facilities Board,
              Improvement Revenue
              Refunding, (Vanderbilt
              University Project)
              Series 1996A,
              5.750% 01/01/09.........  Aa2       AA           1,146
  1,000     Metropolitan Government,
              Nashville and Davidson
              County, Tennessee,
              Multi-Family Housing
              Revenue, (Enchantment,
              Inc. - Welch Bend
              Apartments Project)
              Series 1996A, (FNMA
              COLL), Mandatory Put
              01/01/07 @ 100,
              5.500% 01/01/27.........  Aaa       AAA          1,067
  1,645     Rutherford County,
              Tennessee, Public
              Improvement GO, Series
              1996,
              6.000% 04/01/06.........  Aa2       AA           1,792
  1,030     Shelby County, Tennessee,
              GO Refunding, Series
              1996B,
              5.200% 12/01/09.........  Aa2       AA+          1,126
  1,000     Shelby County, Tennessee,
              GO Refunding, Series
              1999B,
              5.250% 04/01/11.........  Aa2       AA+          1,142
  1,000     Shelby County, Tennessee,
              Health Development and
              Housing Facility Board
              Revenue, (Arbors of
              Germantown Project)
              Series 1994, Mandatory
              Put 07/01/04 @ 100,
              4.750% 07/01/24.........  Baa2      BBB          1,006
  1,000     Shelby County, Tennessee,
              Health Educational and
              Housing Facilities Board
              Revenue, (St. Jude's
              Childrens Research
              Project) Series 1999,
              5.375% 07/01/24.........  Aa2       AA           1,040

                       SEE NOTES TO FINANCIAL STATEMENTS.
 186

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                               MOODY'S     S&P
 AMOUNT                                      RATINGS          VALUE
  (000)                                    (UNAUDITED)        (000)
---------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $  520     Shelby County, Tennessee,
              Health Educational and
              Housing Facilities
              Board, Revenue,
              (Lebonheur Childrens
              Medical Center Project)
              Series 1993D, (MBIA
              Insured),
              5.300% 08/15/04.........  Aaa       AAA        $   528
    490     Shelby County, Tennessee,
              Health Educational and
              Housing Facilities
              Board, Revenue,
              (Methodist Health
              Systems) Series 1995,
              (MBIA Insured),
              6.250% 08/01/09.........  Aaa       AAA            580
     10     Shelby County, Tennessee,
              Health Educational and
              Housing Facilities
              Board, Revenue,
              Unrefunded Balance,
              (Methodist Health
              Systems Project) Series
              1995, (MBIA Insured),
              6.250% 08/01/0..........  Aaa       AAA             12
    400     Shelby County, Tennessee,
              Public Improvement GO
              Refunding, Series 1999A,
              4.750% 05/01/21.........  Aa2       AA+            408
    500     Shelby County, Tennessee,
              Public Improvement GO,
              Series 1996A,
              5.625% 06/01/06.........  Aa2       AA+            544
  2,000     Tennessee State, GO,
              Series 1999B, (FSA
              Insured),
              5.250% 05/01/17.........  Aaa       AAA          2,197
  2,500     Tennessee, Housing
              Development Agency,
              Revenue, (Home Ownership
              Program) Series 1997-3A,
              AMT,
              3.210%& 01/01/08........  Aa2       AA           2,219
  1,085     Tennessee, Housing
              Development Agency,
              Revenue, (Home Ownership
              Program) Series 1998,
              AMT,
              4.750% 07/01/08.........  Aa2       AA           1,175
  1,135     Tennessee, Housing
              Development Agency,
              Revenue, (Home Ownership
              Program) Series 1998,
              AMT,
              4.850% 07/01/09.........  Aa2       AA           1,234
  1,500     Tennessee, Tennergy
              Corporation, Gas
              Revenue, Series 1999,
              (MBIA Insured),
              5.000% 06/01/07.........  Aaa       AAA          1,644

PRINCIPAL                               MOODY'S     S&P
 AMOUNT                                      RATINGS          VALUE
  (000)                                    (UNAUDITED)        (000)
---------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $1,200     Williamson County,
              Tennessee, GO, Series
              2000, Prerefunded
              03/01/10 @ 100,
              5.350% 03/01/17.........  Aa1       AA+        $ 1,370
                                                             -------
                                                              51,811
                                                             -------
            ARIZONA -- 0.6%
    350     University Medical Center
              Corporation, Arizona,
              Hospital Revenue, Series
              2004, (GO of
              University),
              5.000% 07/01/08.........  A3        BBB+           383
                                                             -------
            MISSOURI -- 2.2%
  1,275     West Plains, Missouri,
              Industrial Development
              Authority, Hospital
              Revenue, (Ozarks Medical
              Center Project) Series
              1997,
              5.250% 11/15/07.........  Ba1       BB+          1,304
                                                             -------
            NORTH CAROLINA -- 0.9%
    500     Haywood County, North
              Carolina, Industrial
              Facilities and Pollution
              Control Financing
              Authority, Solid Waste
              Disposal Revenue,
              (Champion International
              Corporation Project)
              Series 1993, AMT,
              5.500% 10/01/18.........  Baa2      BBB            510
                                                             -------
            TEXAS -- 4.7%
  1,000     Texas State, Public
              Finance Authority, GO
              Refunding, Series 1997,
              5.000% 10/01/15.........  Aa1       AA           1,080
  1,500     University of Texas,
              University Revenue
              Refunding, Series 2002B,
              5.250% 08/15/15.........  Aaa       AAA          1,713
                                                             -------
                                                               2,793
                                                             -------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $53,051)..............................    56,801
                                                             -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


 SHARES                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 2.8%
              (Cost $1,662)
  1,662     Nations Tax-Exempt Reserves,
              Capital Class#..............................................   $ 1,662
                                                                             -------
            TOTAL INVESTMENTS
              (Cost $54,713*)...................................      98.9%   58,463
                                                                             -------
            OTHER ASSETS AND
              LIABILITIES (NET).................................       1.1%
            Receivable for Fund shares sold...............................   $    25
            Interest receivable...........................................       945
            Payable for Fund shares redeemed..............................       (37)
            Investment advisory fee payable...............................        (7)
            Administration fee payable....................................       (11)
            Shareholder servicing and distribution fees payable...........        (8)
            Distributions payable.........................................      (155)
            Accrued Trustees' fees and expenses...........................       (85)
            Accrued expenses and other liabilities........................       (28)
                                                                             -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................       639
                                                                             -------
            NET ASSETS..........................................     100.0%  $59,102
                                                                             =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    42
            Accumulated net realized gain on investments sold.............        73
            Net unrealized appreciation of investments....................     3,750
            Paid-in capital...............................................    55,237
                                                                             -------
            NET ASSETS....................................................   $59,102
                                                                             =======


                                                                              VALUE
-------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($37,564,241 / 3,510,586 shares outstanding)................    $10.70
                                                                             =======
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($15,505,135 / 1,449,114 shares outstanding)................    $10.70
                                                                             =======

            Maximum sales charge..........................................     3.25%
            Maximum offering price per share..............................    $11.06

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($3,921,814 / 366,486 shares outstanding)...................    $10.70
                                                                             =======
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($2,111,170 / 198,276 shares outstanding)...................    $10.65
                                                                             =======

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Tennessee Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

FSA                                               10.69%

Nations Tennessee Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Hospital Revenue                                  16.47%
Housing Revenue                                   12.12%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 188

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND
              NOTES -- 97.8%
            TEXAS -- 90.8%
 $1,000     Alamo, Texas, Community College District
              Revenue, (FSA Insured),
              5.375% 11/01/16...........................  Aaa       AAA    $  1,116
  1,000     Allen, Texas, Independent School District,
              GO, Series 2004, (PSF-GTD Insured),
              5.000% 02/15/17...........................  Aaa       AAA       1,086
  3,410     Austin, Texas, Electric Utility System
              Revenue Refunding, Series 2002, (FSA
              Insured),
              5.500% 11/15/12...........................  Aaa       AAA       3,953
  2,000     Austin, Texas, Electric Utility System
              Revenue Refunding, Series 2002A, (AMBAC
              Insured),
              5.500% 11/15/13...........................  Aaa       AAA       2,331
  1,500     Austin, Texas, GO Refunding, Series 1993,
              5.500% 09/01/04...........................  Aa2       AA+       1,528
  3,905     Austin, Texas, Public Improvement GO, Series
              2001
              5.000% 09/01/13...........................  Aa2       AA+       4,323
    500     Austin, Texas, Public Improvement, GO,
              Series 1999,
              5.375% 09/01/18...........................  Aa2       AA+         553
  2,500     Austin, Texas, Utility System Revenue
              Refunding, Series 1992, (AMBAC Insured),
              3.010%& 11/15/09..........................  Aaa       AAA       2,113
  1,030     Barbers Hill, Texas, Independent School
              District, GO Refunding, Series 2003,
              (PSF-GTD),
              5.000% 02/15/22...........................  Aaa       AAA       1,083
  2,585     Belton, Texas, Independent School District,
              GO Refunding, Series 1998, (PSF-GTD),
              5.250% 08/15/08...........................  Aaa       AAA       2,898
  4,115     Cedar Hill, Texas, Independent School
              District, GO, Series 2000, (PSF-GTD),
              3.352%& 08/15/16..........................  Aaa       AAA       2,192
  2,840     Cedar Hill, Texas, Independent School
              District, GO, Series 2000, (PSF-GTD),
              3.352%& 08/15/17..........................  Aaa       AAA       1,413

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $2,065     Corpus Christi, Texas, Business and Job
              Development Corporation, Sales Tax
              Revenue, (Arena Project) Series 2002,
              (AMBAC Insured),
              5.500% 09/01/14...........................  Aaa       AAA    $  2,374
  1,250     Corpus Christi, Texas, Business and Job
              Development Corporation, Sales Tax
              Revenue, (Arena Project) Series 2002,
              (AMBAC Insured),
              5.500% 09/01/18...........................  Aaa       AAA       1,408
  1,655     Corpus Christi, Texas, GO, Series 2002, (FSA
              Insured),
              5.500% 09/01/15...........................  Aaa       AAA       1,882
  1,000     Corpus Christi, Texas, Utility System
              Revenue Refunding, Series 2002, (FSA
              Insured),
              5.000% 07/15/14...........................  Aaa       AAA       1,097
  1,045     Dallas County, Texas, GO, Series 2000,
              5.000% 08/15/09...........................  Aaa       AAA       1,177
  1,000     Dallas, Texas, GO Refunding, Series 2003A,
              5.000% 02/15/09...........................  Aa1       AA+       1,118
  1,300     Dallas, Texas, Waterworks and Sewer System
              Revenue Refunding, Series 2001,
              5.000% 10/01/12...........................  Aa2       AA+       1,436
  1,000     Dallas, Texas, Waterworks and Sewer System
              Revenue Refunding, Series 2002,
              5.500% 10/01/12...........................  Aa2       AA+       1,143
    500     Dallas-Fort Worth, Texas, Regional Airport
              Revenue Refunding, Series 1994A, (MBIA
              Insured),
              6.000% 11/01/09...........................  Aaa       AAA         512
  2,500     El Paso, Texas, Water and Sewer Revenue
              Refunding, Series 2003, (AMBAC Insured),
              5.000% 03/01/11...........................  Aaa       AAA       2,803
  1,000     Fort Bend, Texas, Independent School
              District, GO, Series 2000, (PSF-GTD),
              5.250% 08/15/19...........................  Aaa       AAA       1,085

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $  400     Fort Worth, Texas, Higher Education
              Financial Corporation, Higher Education
              Revenue, (Texas Christian University
              Project) Series 1997,
              5.000% 03/15/17...........................  Aa3       AA-    $    429
  1,905     Garland, Texas, GO, Series 1998,
              5.000% 02/15/12...........................  Aa2       AA        2,077
  2,665     Goose Creek, Texas, Consolidated Independent
              School District, GO Refunding, Series
              2003, (PSF-GTD),
              4.500% 02/15/14...........................  Aaa       AAA       2,858
  1,000     Grapevine, Texas, GO, Series 2000, (FGIC
              Insured),
              5.800% 08/15/19...........................  Aaa       AAA       1,146
  1,120     Harris County, Texas, GO Refunding, Series
              2002,
              5.000% 10/01/08...........................  Aa1       AA+       1,248
  2,600     Harris County, Texas, GO Refunding, Series
              2003A,
              5.000% 10/01/06...........................  Aa1       AA+       2,817
  1,400     Harris County, Texas, GO, Series 1995
              5.000% 10/01/17...........................  Aa1       AA+       1,478
  3,155     Harris County, Texas, Health Facilities
              Development Authority, Revenue, (Memorial
              Hospital Systems Project) Series 1997A,
              (MBIA Insured),
              6.000% 06/01/10...........................  Aaa       AAA       3,688
  2,000     Harris County, Texas, Health Facilities
              Development Authority, Revenue, Series
              1999A,
              5.500% 07/01/09...........................  Aaa       AAA       2,275
  2,000     Harris County, Texas, Health Facilities
              Development Corporation, Revenue,
              (Christus Health Project) Series 1999A,
              (MBIA Insured),
              5.500% 07/01/10...........................  Aaa       AAA       2,262
  2,780     Harris County, Texas, Health Facilities
              Development Corporation, Revenue, (St.
              Luke's Episcopal Hospital Project) Series
              2001A,
              5.625% 02/15/16...........................  Aa3       AA-       3,031

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $1,000     Harris County, Texas, Health Facilities
              Development Corporation, Revenue, Series
              1999A, (MBIA Insured),
              5.250% 07/01/07...........................  Aaa       AAA    $  1,103
    750     Harris County, Texas, Port Houston
              Authority, Revenue Refunding, Series
              2000B, AMT,
              5.500% 10/01/07...........................  Aa1       AA+         832
  4,250     Harris County, Texas, Toll Road Revenue
              Refunding, Senior Lien, Series 1994, (FGIC
              Insured),
              5.000% 08/15/16...........................  Aaa       AAA       4,381
  3,580     Harris County, Texas, Toll Road Revenue
              Refunding, Senior Lien, Series 1994, (FGIC
              Insured),
              5.375% 08/15/20...........................  Aaa       AAA       3,693
  1,000     Harris County, Texas, Toll Road Revenue
              Refunding, Senior Lien, Series 2002, (FSA
              Insured),
              5.375% 08/15/10...........................  Aaa       AAA       1,148
    735     Harris County, Texas, Toll Road Revenue
              Refunding, Series 2002, (FSA Insured),
              5.375% 08/15/11...........................  Aaa       AAA         846
  3,000     Houston, Texas, Area Water Corporation
              Contract Revenue, (Northeast Water
              Purification Project) Series 2002, (FGIC
              Insured),
              5.500% 03/01/18...........................  Aaa       AAA       3,361
  1,000     Houston, Texas, Community College System
              Revenue Refunding, Junior Lien, (Student
              Fee Project) Series 2001A,
              5.375% 04/15/15...........................  Aaa       AAA       1,109
  1,195     Houston, Texas, Hotel Occupancy Tax and
              Special Revenue, Series 2001B, (AMBAC
              Insured),
              5.250% 09/01/19...........................  Aaa       AAA       1,298
  1,265     Houston, Texas, Hotel Occupancy Tax and
              Special Revenue, Series 2001B, (AMBAC
              Insured),
              5.250% 09/01/20...........................  Aaa       AAA       1,367

                       SEE NOTES TO FINANCIAL STATEMENTS.
 190

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $4,000     Houston, Texas, Water and Sewer Systems
              Revenue Refunding, Junior Lien, Series
              1996A, (FGIC Insured),
              5.250% 12/01/25...........................  Aaa       AAA    $  4,180
  5,000     Houston, Texas, Water and Sewer Systems
              Revenue Refunding, Junior Lien, Series
              1997A, (FGIC Insured),
              5.375% 12/01/27...........................  Aaa       AAA       5,345
  1,000     Jefferson County, Texas, GO Refunding,
              Series 2002, (FGIC Insured),
              5.750% 08/01/14...........................  Aaa       AAA       1,162
     50     Johnson City, Texas, Independent School
              District, GO Refunding, Series 2003,
              (PSF-GTD),
              3.000% 02/15/09...........................  Aaa       AAA          51
  2,000     Klein, Texas, Independent School District,
              GO, Series 1999A, (PSF-GTD),
              5.125% 08/01/15...........................  Aaa       AAA       2,188
  1,740     La Marque, Texas, Independent School
              District, GO Refunding, Series 2003,
              (PSF-GTD),
              5.000% 02/15/21...........................  Aaa       AAA       1,837
  1,000     Mesquite, Texas, Independent School District
              1, GO Refunding, Series 1993, (PSF-GTD),
              5.300% 08/15/06...........................  Aaa       AAA       1,014
  5,000     North Central, Texas, Health Facilities
              Development Corporation, Health Facilities
              Revenue, (Presbyterian Healthcare
              Residential Project) Series 1996B, (MBIA
              Insured),
              5.500% 06/01/16...........................  Aaa       AAA       5,855
  3,000     North Central, Texas, Health Facilities
              Development Corporation, Revenue
              Refunding, (Baylor Health Care Systems
              Project) Series 1995,
              5.500% 05/15/13...........................  Aa3       AA-       3,154

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $  100     North Harris Montgomery, Texas, Community
              College District, GO Refunding, Series
              2003, (AMBAC Insured),
              2.000% 08/15/04...........................  Aaa       AAA    $    100
  3,000     North Texas, Tollway Authority, Dallas North
              Tollway System Revenue Refunding, Series
              2003B, (AMBAC Insured), Mandatory Put
              07/01/08 @ 100,
              5.000% 01/01/38...........................  Aaa       AAA       3,318
  3,285     Northside, Texas, Independent School
              District, GO Refunding, Series 2002A,
              (PSF-GTD),
              5.250% 02/15/20...........................  Aaa       AAA       3,539
  1,500     Pearland, Texas, Independent School
              District, GO, Series 2000, (PSF-GTD),
              5.500% 02/15/20...........................  Aaa       AAA       1,655
  1,835     Plano, Texas, Independent School District,
              GO, Series 1995, (PSF-GTD),
              7.000% 02/15/05...........................  Aaa       AAA       1,930
  3,000     Plano, Texas, Independent School District,
              GO, Series 2004, (PSF-GTD),
              5.000% 02/15/14...........................  Aaa       AAA       3,349
  1,190     Rio Grande City, Texas, Conservative
              Independent School District, GO, Series
              2002, (PSF-GTD),
              5.000% 08/15/19...........................  Aaa       AAA       1,265
  5,600     Round Rock, Texas, Independent School
              District, GO, Series 2000, (PSF-GTD),
              5.000% 08/01/18...........................  Aaa       AAA       5,967
  1,000     Sabine River Authority, Texas PCR, (TXU
              Electric Company Project), Series 2001B,
              5.750% 05/01/30...........................  Baa2      BBB       1,089
  3,000     Sam Rayburn, Texas, Municipal Power Agency,
              Revenue Refunding, Series 2002,
              6.000% 10/01/16...........................  Baa2      BBB-      3,264

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $2,250     San Antonio, Texas, Electric and Gas Systems
              Revenue Refunding, Series 2002,
              5.250% 02/01/12...........................  Aa1       AA+    $  2,554
  1,500     San Antonio, Texas, Electric and Gas, GO
              Refunding, Series 1998A,
              5.250% 02/01/16...........................  Aa1       AA+       1,654
  1,500     San Antonio, Texas, GO Refunding and General
              Improvement, Series 2003,
              5.000% 08/01/09...........................  Aa2       AA+       1,680
  2,000     San Antonio, Texas, GO, Series 2001,
              5.000% 02/01/09...........................  Aa2       AA+       2,224
  2,000     San Antonio, Texas, GO, Series 2002,
              5.000% 02/01/11...........................  Aa2       AA+       2,240
  1,000     San Antonio, Texas, Independent School
              District, GO, (PSF-GTD),
              5.500% 08/15/24...........................  Aaa       AAA       1,089
  1,500     San Antonio, Texas, Refunding GO, Series
              2001,
              5.250% 08/01/13...........................  Aa2       AA+       1,714
  1,260     South Texas, Community College District, GO,
              Series 2002, (AMBAC Insured),
              5.250% 08/15/10...........................  Aaa       AAA       1,434
  1,170     Sugar Land, Texas, GO Refunding, Series
              2003, (FGIC Insured),
              5.000% 02/15/11...........................  Aaa       AAA       1,311
  1,000     Tarrant County, Texas, Health Facilities
              Development Corporation, Health Systems
              Revenue, (Harris Methodist Health Systems
              Project) Series 1994, (MBIA-IBC Insured),
              6.000% 09/01/10...........................  Aaa       AAA       1,170
  3,300     Tarrant County, Texas, Health Facilities
              Development Corporation, Health Systems
              Revenue, (Texas Health Resources Systems
              Project) Series 1997A, (MBIA Insured),
              5.750% 02/15/08...........................  Aaa       AAA       3,719
  1,355     Tarrant County, Texas, Hospital District
              Revenue, Series 2002, (MBIA Insured),
              5.500% 08/15/13...........................  Aaa       AAA       1,543

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $3,860     Texas A&M University, Permanent University
              Funds Revenue Refunding, Series 2003,
              5.250% 07/01/14...........................  Aaa       AAA    $  4,390
  1,000     Texas State, College Student Loan Authority,
              GO, Series 1994, AMT,
              5.750% 08/01/11...........................  Aa1       AA        1,007
  1,000     Texas State, College Student Loan Authority,
              GO, Series 1996, AMT,
              5.000% 08/01/12...........................  Aa1       AA        1,029
  1,425     Texas State, College Student Loan Authority,
              GO, Series 1997, AMT, (GTD STD LNS),
              5.000% 08/01/05...........................  Aa1       AA        1,494
  3,015     Texas State, College Student Loan Authority,
              GO, Series 1999, AMT,
              5.000% 08/01/07...........................  Aa1       AA        3,285
    455     Texas State, GO, Series 1999,
              5.250% 08/01/21...........................  Aa1       AA          489
  1,200     Texas State, Public Finance Authority, GO
              Refunding, Series 1996C,
              6.000% 01/01/06...........................  Aa2       AA        1,328
  4,000     Texas State, Public Finance Authority,
              Revenue, Series 2003A, (FSA Insured),
              5.000% 12/15/08...........................  Aaa       AAA       4,469
  3,500     Texas State, Texas A&M University Revenue,
              Series 1999,
              5.500% 05/15/20...........................  Aa1       AA+       3,876
  1,000     Texas State, Texas A&M University, Financing
              System Revenue, Series 1996,
              5.750% 05/15/06...........................  Aa1       AA+       1,087
  3,250     Texas State, Turnpike Authority of Dallas,
              North Tollway Revenue, (President George
              Bush Turnpike Project) Series 1996, (AMBAC
              Insured),
              2.790%& 01/01/09..........................  Aaa       AAA       2,849
  3,190     Texas State, Turnpike Authority, Central
              Texas Turnpike Systems Revenue, BAN,
              Series 2002,
              5.000% 06/01/08...........................  Aa3       AA        3,530

                       SEE NOTES TO FINANCIAL STATEMENTS.
 192

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $  375     Texas State, Veterans Housing Assistance, GO
              Refunding, Series 1994C,
              6.400% 12/01/09...........................  Aa1       AA     $    388
  3,000     Texas State, Water Development Board,
              Revenue, Series 1997,
              5.000% 07/15/12...........................  Aaa       AAA       3,285
  1,500     Texas State, Water Development Board,
              Revenue, Series 1999B,
              5.625% 07/15/21...........................  Aaa       AAA       1,676
  5,000     Texas State, Water Development GO, Series
              1997,
              5.250% 08/01/28...........................  Aa1       AA        5,269
  1,000     Texas Tech University, Revenue Refunding,
              Series 2003, (AMBAC Insured),
              5.000% 02/15/11...........................  Aaa       AAA       1,121
  1,875     Texas, Gulf Coast Waste Disposal Authority,
              Bayport Area System Revenue, Series 2002,
              (AMBAC Insured),
              5.000% 10/01/12...........................  Aaa       AAA       2,103
  3,000     Texas, Lower Colorado River Authority,
              Revenue Refunding, Series 1999B, (FSA
              Insured),
              6.000% 05/15/08...........................  Aaa       AAA       3,437
  2,085     Texas, Lower Colorado River Authority,
              Revenue, Series 2003, (FSA Insured),
              5.250% 05/15/11...........................  Aaa       AAA       2,374
  1,000     Texas, North Harris Montgomery Community
              College District, GO Refunding, Series
              2002, (FGIC Insured),
              5.375% 02/15/16...........................  Aaa       AAA       1,118
  1,500     Texas, North Harris Montgomery Community
              College District, GO, Series 2001, (MBIA
              Insured),
              5.375% 02/15/16...........................  Aaa       AAA       1,669
  4,000     Texas, Red River Authority, PCR Refunding,
              Series 1991, (AMBAC Insured),
              5.200% 07/01/11...........................  Aaa       AAA       4,188

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $  500     Travis County, Texas, Health Facilities
              Development Corporation, Revenue,
              (Ascension Health Credit Project) Series
              1999A, (AMBAC Insured), Prerefunded
              11/15/09 @ 101,
              5.875% 11/15/24...........................  Aaa       AAA    $    589
  4,085     Travis County, Texas, Health Facilities
              Development Corporation, Revenue,
              (Ascension Health Credit Project) Series
              1999A, (MBIA Insured),
              5.750% 11/15/09...........................  Aaa       AAA       4,720
  1,000     Trinity River Authority, Texas, PCR, (Texas
              Instruments Inc. Project) Series 1996,
              AMT,
              6.200% 03/01/20...........................  A2        A         1,050
  5,000     University of Texas, Permanent University
              Funds Revenue Refunding, Series 2002A,
              5.000% 07/01/07...........................  Aaa       AAA       5,501
  2,500     University of Texas, University Financing
              Systems Revenue, Series 2001B,
              5.375% 08/15/15...........................  Aaa       AAA       2,865
  1,000     University of Texas, University Financing
              Systems Revenue, Series 2003A,
              5.375% 08/15/15...........................  Aaa       AAA       1,132
  5,365     Waxahachie, Texas, Independent School
              District, Capital Appreciation GO, Series
              2000, (PSF-GTD), Prerefunded 08/15/10 @
              63.473,
              3.212%& 08/15/20..........................  Aaa       AAA       2,780
  4,545     Waxahachie, Texas, Independent School
              District, Capital Appreciation GO, Series
              2000, (PSF-GTD), Prerefunded 08/15/10 @
              72.803,
              3.212%& 08/15/20..........................  Aaa       AAA       2,701

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $  210     Waxahachie, Texas, Independent School
              District, Capital Appreciation GO,
              Unrefunded Balance, Series 2000,
              (PSF-GTD),
              3.816%& 08/15/15..........................  Aaa       AAA    $    120
    245     Waxahachie, Texas, Independent School
              District, Capital Appreciation GO,
              Unrefunded Balance, Series 2000,
              (PSF-GTD),
              3.816%& 08/15/17..........................  Aaa       AAA         122
  1,440     West University Place, Texas, Permanent
              Improvement GO Refunding, Series 2002
              5.500% 02/01/15...........................  Aa2       AA        1,630
  1,910     White Settlement, Texas, Independent School
              District, GO Refunding, Series 2003,
              (PSF-GTD),
              5.375% 08/15/19...........................  Aaa       AAA       2,117
                                                                           --------
                                                                            236,453
                                                                           --------
            FLORIDA -- 0.4%
  1,000     Florida, Housing Finance Agency,
              Multi-Family Housing Revenue Refunding,
              (United Dominion Realty Trust - Andover
              Project) Series 1996E, AMT, Mandatory Put
              05/01/08 @ 100,
              6.350% 05/01/26...........................  Baa2      BBB       1,034
                                                                           --------
            GEORGIA -- 0.4%
  1,000     Marietta, Georgia, Housing Authority,
              Multi-Family Revenue Refunding, (Wood
              Glen-RMKT Housing Project) Series 1994,
              Mandatory Put 07/01/04 @ 100,
              4.750% 07/01/24...........................  Baa2      BBB       1,006
                                                                           --------
            ILLINOIS -- 0.7%
  1,500     Kane County, Illinois, Forest Preservation
              District, GO, Series 1999,
              5.375% 12/30/14...........................  Aa3       AA        1,722
                                                                           --------

PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            KANSAS -- 0.5%
 $1,150     Kansas, University Hospital Authority,
              Revenue, (Kansas University Health System
              Project) Series 1999A, (AMBAC Insured),
              5.250% 09/01/11...........................  Aaa       AAA    $  1,277
                                                                           --------
            MISSISSIPPI -- 1.1%
  2,600     Warren County, Mississippi, Environmental
              Improvement Revenue Refunding,
              (International Paper Company Project)
              Series 2000A, AMT,
              6.700% 08/01/18...........................  Baa2      BBB       2,875
                                                                           --------
            OHIO -- 0.4%
  1,000     Lucas County, Ohio, Hospital Revenue,
              (Flower Hospital Project) Series 1993,
              Prerefunded 12/01/04 @ 101,
              6.125% 12/01/13...........................  NR        NR        1,041
                                                                           --------
            OKLAHOMA -- 0.6%
  1,400     Oklahoma, Housing Development Authority,
              Revenue, Series 2000A, (FHLMC COLL),
              5.100% 11/01/05...........................  Aa3       AA-       1,480
                                                                           --------
            SOUTH CAROLINA -- 0.7%
  1,500     Calhoun County, South Carolina, Solid Waste
              Disposal Facility Revenue, (Carolina
              Eastman Company Project) Series 1992, AMT,
              6.750% 05/01/17...........................  A2        BBB-      1,892
                                                                           --------
            TENNESSEE -- 1.8%
  3,135     Chattanooga-Hamilton County, Tennessee,
              Hospital Authority, Revenue Refunding,
              (Erlanger Medical Center Project) Series
              1993, (FSA Insured),
              5.500% 10/01/07...........................  Aaa       AAA       3,503

                       SEE NOTES TO FINANCIAL STATEMENTS.
 194

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                 MOODY'S   S&P
 AMOUNT                                                      RATINGS         VALUE
  (000)                                                    (UNAUDITED)       (000)
------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $1,000     Metropolitan Government, Nashville and
              Davidson County, Tennessee, Electric
              Revenue, Series 1998B,
              5.500% 05/15/13...........................  Aa3       AA     $  1,165
                                                                           --------
                                                                              4,668
                                                                           --------
            WASHINGTON -- 0.4%
  1,000     Washington State, Motor Vehicle Fuel Tax, GO
              Refunding, Series 2001R-B,
              5.000% 09/01/09...........................  Aa1       AA        1,121
                                                                           --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $237,179)...........................................    254,569
                                                                           --------

 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 2.9%
              (Cost $7,566)
  7,566     Nations Tax-Exempt Reserves, Capital Class#.................      7,566
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $244,745*)................................     100.7%   262,135
                                                                           --------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................      (0.7)%
            Receivable for Fund shares sold.............................   $     28
            Dividends receivable........................................          4
            Interest receivable.........................................      2,805
            Payable for Fund shares redeemed............................        (27)
            Investment advisory fee payable.............................        (49)
            Administration fee payable..................................        (49)
            Shareholder servicing and distribution fees payable.........         (6)
            Distributions payable.......................................       (800)
            Payable for investment securities purchased.................     (3,424)
            Accrued Trustees' fees and expenses.........................        (86)
            Accrued expenses and other liabilities......................        (89)
                                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................     (1,693)
                                                                           --------
            NET ASSETS........................................     100.0%  $260,442
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    398
            Accumulated net realized gain on investments sold...........        235
            Net unrealized appreciation of investments..................     17,390
            Paid-in capital.............................................    242,419
                                                                           --------
            NET ASSETS..................................................   $260,442
                                                                           ========


                                                                             VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($248,305,971 / 23,388,645 shares outstanding)............     $10.62
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($7,277,209 / 685,586 shares outstanding).................     $10.61
                                                                           ========

            Maximum sales charge........................................      3.25%
            Maximum offering price per share............................     $10.97

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($4,393,188 /413,736 shares outstanding)..................     $10.62
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($465,639 /43,848 shares outstanding).....................     $10.62
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Texas Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

AMBAC                                             10.70%
PSF-GTD                                           17.02%

Nations Texas Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Hospital Revenue                                  11.55%
Education Revenue                                 10.73%
Prerefunded                                       10.67%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.9%
            VIRGINIA -- 83.5%
 $ 2,000    Alexandria, Virginia, Redevelopment and Housing
              Authority, Multi-Family Housing Mortgage Revenue,
              (Buckingham Village Apartments Project) Series
              1996A, AMT,
              6.050% 07/01/16...................................  Aa3       AA-        $  2,087
   3,285    Arlington County, Virginia, GO Refunding, Series
              1993,
              6.000% 06/01/12...................................  Aaa       AAA           3,954
   3,865    Arlington County, Virginia, GO, Series 1999, (State
              Aid Withholding),
              5.250% 06/01/16...................................  Aaa       AAA           4,303
   1,000    Arlington County, Virginia, Hospital Revenue, Series
              2001,
              5.500% 07/01/13...................................  A2        A             1,115
   1,000    Arlington County, Virginia, Industrial Development
              Authority, Facilities Revenue, (The Nature
              Conservancy Project) Series 1997A, Prerefunded
              07/01/07 @ 102,
              5.450% 07/01/27...................................  Aa1       AA+           1,132
   2,250    Arlington County, Virginia, Industrial Development
              Authority, Hospital Facilities Revenue, (Virginia
              Hospital Center Project) Series 2001,
              5.250% 07/01/21...................................  A2        A             2,347
   2,000    Arlington County, Virginia, Industrial Development
              Authority, IDR Refunding, (Ogden Martin Systems
              Project) Series 1998A, (FSA Insured),
              5.250% 01/01/05...................................  Aaa       AAA           2,062
   3,280    Arlington County, Virginia, Industrial Development
              Authority, Revenue, (Ogden Martin Systems of
              Union-Alexandria/ Arlington Project) Series 1998B,
              AMT, (FSA Insured),
              5.250% 01/01/09...................................  Aaa       AAA           3,621

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,855    Arlington County, Virginia, Industrial Development
              Authority, Revenue, (Ogden Martin Systems of
              Union-Alexandria/ Arlington Project) Series 1998B,
              AMT, (FSA Insured),
              5.250% 01/01/10...................................  Aaa       AAA        $  2,022
   1,000    Charlottesville-Albemarle, Virginia, Airport
              Authority, Revenue Refunding, Series 1995, AMT,
              6.125% 12/01/09...................................  Baa2      BBB           1,044
   6,195    Chesapeake, Virginia, GO Refunding, Series 1993,
              5.125% 12/01/05...................................  Aa2       AA            6,593
   1,000    Chesapeake, Virginia, GO, Series 1998, (State Aid
              Withholding),
              4.650% 08/01/11...................................  Aa2       AA            1,085
   1,000    Chesapeake, Virginia, Water and Sewer GO, Series
              1995A,
              5.375% 12/01/20...................................  Aa2       AA            1,087
   2,000    Chesapeake, Virginia, Water and Sewer GO, Series
              1995A, (State Aid Withholding), Prerefunded
              12/01/05 @ 102,
              7.000% 12/01/09...................................  Aa2       AA            2,228
     265    Chesterfield County, Virginia, Water and Sewer
              Authority, Revenue Refunding, Series 1992,
              6.200% 11/01/05...................................  Aaa       AAA             269
   1,320    Covington-Allegheny County, Virginia, Industrial
              Development Authority, PCR Refunding, (Westvaco
              Corporation Project) Series 1994,
              5.900% 03/01/05...................................  Baa2      BBB           1,358
  11,585    Fairfax County, Virginia, Economic Development
              Authority, Resource Recovery, Revenue Refunding,
              Series 1998A, AMT, (AMBAC Insured),
              5.950% 02/01/07...................................  Aaa       AAA          12,781

                       SEE NOTES TO FINANCIAL STATEMENTS.
 196

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 3,385    Fairfax County, Virginia, Economic Development
              Authority, Resource Recovery, Revenue Refunding,
              Series 1998A, AMT, (AMBAC Insured),
              6.050% 02/01/09...................................  Aaa       AAA        $  3,859
   1,000    Fairfax County, Virginia, GO, Series 1998, (State
              Aid Withholding),
              4.800% 04/01/10...................................  Aa1       AA+           1,097
   5,000    Fairfax County, Virginia, GO, Series 2002A, (State
              Aid Withholding),
              5.000% 06/01/10...................................  Aaa       AAA           5,649
   1,000    Fairfax County, Virginia, Industrial Development
              Authority, Health Care Revenue Refunding, (Inova
              Health Systems Project) Series 1993, (MBIA-IBC
              Insured),
              5.250% 08/15/19...................................  Aaa       AAA           1,120
     500    Fairfax County, Virginia, Industrial Development
              Authority, Health Care Revenue Refunding, (Inova
              Health Systems Project) Series 1996,
              5.500% 08/15/10...................................  Aa2       AA              537
   3,000    Fairfax County, Virginia, Public Improvement GO,
              Series 1997, (State Aid Withholding),
              5.250% 06/01/17...................................  Aaa       AAA           3,177
   1,450    Fairfax County, Virginia, Public Improvement GO,
              Series 1997A,
              5.125% 06/01/11...................................  Aaa       AAA           1,541
   1,000    Fairfax County, Virginia, Public Improvement GO,
              Series 1999B,
              5.500% 12/01/16...................................  Aaa       AAA           1,129
   3,000    Fairfax County, Virginia, Water and Sewer Authority,
              Water Revenue, Series 2000,
              5.625% 04/01/25...................................  Aaa       AAA           3,317
   3,000    Fairfax County, Virginia, Water and Sewer Authority,
              Water Revenue, Unrefunded Balance, Series 1992,
              6.000% 04/01/22...................................  Aaa       AAA           3,347

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $   550    Giles County, Virginia, Industrial Development
              Authority, Exempt Facilities Revenue, (Hoechst
              Celanese Corporation Project) Series 1995, AMT,
              5.950% 12/01/25...................................  Baa2      BBB        $    543
   3,000    Giles County, Virginia, Industrial Development
              Authority, Solid Waste Disposal Facilities
              Revenue, (Hoechst Celanese Corporation Project)
              Series 1992, AMT,
              6.625% 12/01/22...................................  Baa2      BBB           3,009
   1,200    Halifax County, Virginia, Industrial Development
              Authority, Hospital Revenue Refunding, (Halifax
              Regional Hospital, Inc. Project) Series 1998,
              4.900% 09/01/10...................................  A2        A             1,226
     400    Halifax County, Virginia, Industrial Development
              Authority, Hospital Revenue Refunding, (Halifax
              Regional Hospital, Inc. Project) Series 1998,
              5.250% 09/01/17...................................  A2        A               405
   1,000    Hanover County, Virginia, Industrial Development
              Authority Revenue, (Memorial Regional Medical
              Center Project) Series 1995, (MBIA Insured),
              5.500% 08/15/25...................................  Aaa       AAA           1,059
     500    Hanover County, Virginia, Industrial Development
              Authority, Revenue, (Bon Secours Health Systems
              Project) Series 1995, (MBIA Insured),
              5.500% 08/15/25...................................  Aaa       AAA             529
   1,300    Henrico County, Virginia, GO, Series 2002,
              5.000% 04/01/15...................................  Aaa       AAA           1,440
     500    Henrico County, Virginia, Industrial Development
              Authority, Public Facilities Lease Revenue, Series
              1994, Prerefunded 08/01/05 @ 102,
              7.000% 08/01/13...................................  Aa2       AA              548

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 3,500    Henrico County, Virginia, Industrial Development
              Authority, Solid Waste Revenue, (Browning-Ferris
              Project) Series 1995, AMT, (GTY-AGMT), Mandatory
              Put 12/01/05 @ 100,
              5.300% 12/01/11...................................  B1        BB-        $  3,461
     500    Henry County, Virginia, GO, Series 1994, Prerefunded
              07/15/04 @ 102,
              5.750% 07/15/07...................................  A2        A               517
   1,915    James City and County, Virginia, GO, Series 1995,
              (FGIC Insured, State Aid Withholding), Prerefunded
              12/15/05 @ 102,
              5.000% 12/15/08...................................  Aaa       AAA           2,072
     700    James City and County, Virginia, GO, Series 1995,
              (FGIC Insured, State Aid Withholding), Prerefunded
              12/15/05 @ 102,
              5.250% 12/15/14...................................  Aaa       AAA             760
   2,335    James City and County, Virginia, Public Improvement
              GO Refunding, Series 2003,
              5.000% 12/15/12...................................  Aa3       AA            2,643
   2,175    James City and County, Virginia, Public Improvement
              GO Refunding, Series 2003,
              5.000% 12/15/13...................................  Aa3       AA            2,471
   1,000    Loudoun County, Virginia, GO Refunding, Series
              1998B, (State Aid Withholding),
              5.250% 12/01/15...................................  Aa1       AA+           1,153
   2,600    Loudoun County, Virginia, GO, Series 2000B, (State
              Aid Withholding),
              5.250% 01/01/17...................................  Aa1       AA+           2,873
   1,500    Loudoun County, Virginia, Industrial Development
              Authority, Hospital Revenue, (Loudoun Hospital
              Center Project) Series 1995, (FSA Insured),
              5.500% 06/01/08...................................  Aaa       AAA           1,583

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,765    Loudoun County, Virginia, Industrial Development
              Authority, Hospital Revenue, (Loudoun Hospital
              Center Project) Series 1995, (FSA Insured),
              5.600% 06/01/09...................................  Aaa       AAA        $  1,859
     500    Loudoun County, Virginia, Industrial Development
              Authority, Hospital Revenue, (Loudoun Hospital
              Center Project) Series 1995, (FSA Insured),
              5.800% 06/01/20...................................  Aaa       AAA             531
     510    Loudoun County, Virginia, Public Improvement GO,
              Series 2001C, (State Aid Withholding),
              5.000% 11/01/14...................................  Aa1       AA+             567
   1,140    Lynchburg, Virginia, Public Improvement GO, Series
              1997,
              5.400% 05/01/17...................................  Aa3       AA            1,237
   1,000    Medical College of Virginia, Hospital Authority,
              General Revenue, Series 1998, (MBIA Insured),
              4.800% 07/01/11...................................  Aaa       AAA           1,083
   2,000    Montgomery County, Virginia, Industrial Development
              Lease Authority, Revenue, Series 2000B, (AMBAC
              Insured),
              5.500% 01/15/22...................................  Aaa       AAA           2,192
   1,000    Newport News, Virginia, GO, Series 1998,
              5.000% 03/01/18...................................  Aa2       AA            1,068
   3,500    Norfolk, Virginia, Capital Improvement GO Refunding,
              Series 1998, (FGIC Insured, State Aid
              Withholding),
              5.000% 07/01/11...................................  Aaa       AAA           3,881
   1,000    Norfolk, Virginia, Capital Improvement GO Refunding,
              Series 1998, (FGIC Insured, State Aid
              Withholding),
              5.000% 07/01/13...................................  Aaa       AAA           1,108
   4,960    Norfolk, Virginia, Capital Improvement GO Refunding,
              Series 2002B,
              5.250% 07/01/11...................................  Aaa       AAA           5,692

                       SEE NOTES TO FINANCIAL STATEMENTS.
 198

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 2,250    Norfolk, Virginia, Redevelopment and Housing
              Authority, Educational Facilities Revenue,
              (Tidewater Community College Campus Project)
              Series 1995, Prerefunded 11/01/05 @ 102,
              5.875% 11/01/15...................................  Aa1       AA+        $  2,457
   2,000    Norfolk, Virginia, Water Revenue, Series 1995, (MBIA
              Insured),
              5.700% 11/01/10...................................  Aaa       AAA           2,168
   2,680    Portsmouth, Virginia, GO Refunding, Series 2001A,
              Prerefunded 06/01/08 @ 100,
              (FGIC Insured),
              5.500% 06/01/17...................................  Aaa       AAA           3,030
   2,060    Portsmouth, Virginia, GO Refunding, Series 2003,
              5.000% 07/01/19...................................  Aaa       AAA           2,243
   4,385    Portsmouth, Virginia, GO Refunding, Series 2003,
              (FSA Insured),
              5.000% 07/01/17...................................  Aaa       AAA           4,832
   1,030    Portsmouth, Virginia, GO, Unrefunded Balance, Series
              2001A, (FGIC Insured),
              5.500% 06/01/17...................................  Aaa       AAA           1,143
     670    Prince William County, Virginia, Industrial
              Development Authority, Hospital Revenue Refunding,
              (Potomac Hospital Corporation Project) Series
              1995,
            6.550% 10/01/05.....................................  Aaa       AAA             702
   1,000    Prince William County, Virginia, Industrial
              Development Authority, Lease Revenue, (ATCC
              Project) Series 1996,
              6.000% 02/01/14...................................  Aa3       AA-           1,048
     500    Prince William County, Virginia, Park Authority,
              Revenue, Series 1994, Prerefunded 10/15/04 @ 102,
              6.875% 10/15/16...................................  NR        NR              525
   1,000    Prince William County, Virginia, Park Authority,
              Water and Sewer Systems Revenue Refunding, Series
              1994, Prerefunded 10/15/04 @ 102,
              6.875% 10/15/07...................................  NR        NR            1,048

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 3,350    Prince William County, Virginia, Service Authority,
              Water and Sewer System Revenue Refunding, Series
              2003,
              5.000% 07/01/13...................................  Aa2       AA         $  3,785
   1,000    Richmond, Virginia, GO Refunding, Series 1995B,
              (FGIC Insured, State Aid Withholding),
              5.000% 01/15/21...................................  Aaa       AAA           1,049
   1,000    Richmond, Virginia, Metropolitan Authority
              Expressway Revenue, Series 1998, (FGIC Insured),
              5.250% 07/15/17...................................  Aaa       AAA           1,131
   2,855    Richmond, Virginia, Public Improvement GO Refunding,
              Series 1999A, (FSA Insured),
              5.000% 01/15/19...................................  Aaa       AAA           3,052
   1,430    Richmond, Virginia, Public Improvement GO, Series
              1993B, (State Aid Withholding),
              5.500% 07/15/09...................................  Aa3       AA            1,643
   2,150    Richmond, Virginia, Public Improvement GO, Series
              2002A,
              5.250% 07/15/11...................................  Aaa       AAA           2,470
   1,115    Roanoke County, Virginia, IDR, (Hollins College
              Project) Series 1998,
              5.200% 03/15/17...................................  A2        A             1,176
   4,000    Roanoke, Virginia, Industrial Development Authority,
              Hospital Revenue, (Carilion Health System Project)
              Series 2002A,
              5.250% 07/01/12...................................  Aaa       AAA           4,531
   1,100    Spotsylvania County, Virginia, GO Refunding, Series
              1998, (FSA Insured),
              4.375% 07/15/05...................................  Aaa       AAA           1,146
   1,900    Spotsylvania County, Virginia, GO Refunding, Series
              1998, (FSA Insured),
              4.400% 07/15/06...................................  Aaa       AAA           2,024
   2,000    Spotsylvania County, Virginia, GO Refunding, Series
              1998, (FSA Insured),
              4.400% 07/15/07...................................  Aaa       AAA           2,166

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 3,535    Staunton, Virginia, Industrial Development
              Authority, Educational Facilities Revenue, (Mary
              Baldwin College Project) Series 1996,
              6.600% 11/01/14...................................  NR        NR         $  3,735
   5,800    Suffolk, Virginia, Redevelopment and Housing
              Authority, Multi-Family Housing Revenue Refunding,
              (Windsor Ltd. Partnership Project) Series 2001,
              (FNMA Insured), Mandatory Put 07/01/11 @ 100,
              4.850% 07/01/31...................................  Aaa       AAA           6,374
   2,300    Virginia Beach, Virginia, GO Refunding, Series 1993,
              5.400% 07/15/08...................................  Aa1       AA+           2,604
     500    Virginia Beach, Virginia, Public Improvement GO
              Refunding, Series 1994, (State Aid Withholding),
              Prerefunded 11/01/04 @ 102,
              5.750% 11/01/08...................................  Aa1       AA+             524
   3,060    Virginia Beach, Virginia, Public Improvement GO,
              Series 2000,
              5.500% 03/01/17...................................  Aa1       AA+           3,460
   3,805    Virginia Beach, Virginia, Public Improvement GO,
              Series 2000,
              5.500% 03/01/18...................................  Aa1       AA+           4,288
   1,790    Virginia Beach, Virginia, Water and Sewer Revenue,
              Series 2000,
              5.250% 08/01/17...................................  Aa3       AA            1,973
   1,935    Virginia Beach, Virginia, Water and Sewer Revenue,
              Series 2000,
              5.250% 08/01/18...................................  Aa3       AA            2,117
   2,035    Virginia Beach, Virginia, Water and Sewer Revenue,
              Series 2000,
              5.250% 08/01/19...................................  Aa3       AA            2,222
   2,145    Virginia Beach, Virginia, Water and Sewer Revenue,
              Series 2000,
              5.250% 08/01/20...................................  Aa3       AA            2,335

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 3,555    Virginia College Building Authority, Virginia,
              Educational Facilities Revenue, (Public Higher
              Education Financing Program) Series 2003A,
              5.000% 09/01/07...................................  Aa1       AA         $  3,923
   1,800    Virginia College Building Authority, Virginia,
              Educational Facilities Revenue, (Public Higher
              Education Financing Program) Series 2003A,
              5.000% 09/01/11...................................  Aa1       AA            2,037
   1,500    Virginia Commonwealth Transportation Board
              Authority, Transportation Revenue, (U.S. Route 58
              Corridor Development Project) Series 2002B,
              5.000% 05/15/08...................................  Aa1       AA+           1,666
  10,230    Virginia State GO, Series 2002,
              4.000% 06/01/09...................................  Aaa       AAA          11,034
   2,345    Virginia State, Commonwealth Transportation Board
              Authority, Transportation Revenue, (Northern
              Virginia Transportation District Project) Series
              1996A,
              5.125% 05/15/21...................................  Aa1       AA+           2,496
   3,370    Virginia State, GO Refunding, Series 2002,
              4.000% 06/01/05...................................  Aaa       AAA           3,484
   1,035    Virginia State, Housing Development Authority,
              Commonwealth Mortgage Revenue, Series 2001D-D-1,
              4.750% 07/01/12...................................  Aaa       AA+           1,126
   2,655    Virginia State, Housing Development Authority,
              Revenue, (Rental Housing Project) Series 2000B,
              AMT,
              5.875% 08/01/15...................................  Aa1       AA+           2,894
   2,790    Virginia State, Public Building Authority, Public
              Facilities Revenue, Series 2002A,
              5.000% 08/01/14...................................  Aa1       AA+           3,081
   2,540    Virginia State, Public School Authority, Revenue
              Refunding, (School Financing Project) Series
              1998A,
              4.875% 08/01/14...................................  Aa1       AA+           2,749

                       SEE NOTES TO FINANCIAL STATEMENTS.
 200

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $   640    Virginia State, Public School Authority, Revenue,
              Series 1994A, (State Aid Withholding), Prerefunded
              08/01/04 @ 102,
              6.125% 08/01/11...................................  Aa1       AA         $    664
   6,000    Virginia State, Public School Authority, Special
              Obligation Chesapeake School Financing Revenue,
              Series 1995, (State Aid Withholding), Prerefunded
              06/01/05 @ 102,
              5.600% 06/01/12...................................  Aa3       AA            6,427
   1,070    Virginia State, Residential Authority,
              Infrastructure Revenue, Series 2000A, (MBIA
              Insured),
              5.500% 05/01/21...................................  Aaa       AAA           1,183
   1,125    Virginia State, Resource Authority, Infrastructure
              Revenue, (Virginia Pooled Financing Program),
              Series 2003,
              5.000% 11/01/19...................................  Aa2       AA            1,211
   1,205    Virginia State, Resource Authority, Airport Revenue,
              Series 2001A,
              5.250% 08/01/18...................................  Aa2       AA            1,310
   1,075    Virginia State, Resource Authority, Infrastructure
              Revenue, (Virginia Pooled Financing Program),
              Series 2003,
              5.000% 11/01/18...................................  Aa2       AA            1,164
   1,185    Virginia State, Resource Authority, Infrastructure
              Revenue, (Virginia Pooled Financing Program),
              Series 2003,
              5.000% 11/01/21...................................  Aa2       AA            1,261
   1,100    Virginia State, Resource Authority, Infrastructure
              Revenue, (Virginia Pooled Financing Program),
              Series 2003,
              5.000% 11/01/22...................................  Aa2       AA            1,164
   1,120    Virginia State, Resource Authority, Infrastructure
              Revenue, Series 2000A, (MBIA Insured),
              5.500% 05/01/22...................................  Aaa       AAA           1,233
   1,175    Virginia State, Resource Authority, Infrastructure
              Revenue, Series 2002,
              5.000% 11/01/13...................................  Aa2       AA            1,327

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,000    Virginia State, Resource Authority, Infrastructure
              Revenue, Series 2002B,
              5.000% 11/01/09...................................  Aa2       AA         $  1,126
   2,970    Virginia State, Resource Authority, Sewer Systems
              Revenue Refunding, (Harrisonburg-Rockingham
              Project) Series 1998,
              5.000% 05/01/18...................................  Aa2       AA            3,162
   1,750    Virginia State, Resource Authority, Sewer Systems
              Revenue, (Hopewell Regional Wastewater Facilities
              Project) Series 1995A, AMT,
              6.000% 10/01/15...................................  Aa2       AA            1,833
   2,000    Virginia State, Resource Authority, Systems Revenue
              Refunding, Series 1998,
              5.000% 05/01/22...................................  Aa2       AA            2,085
     500    Virginia State, Resource Authority, Water and Sewer
              Systems Revenue, (Fauquier County Water and
              Sanitation Project) Series 1994C, Prerefunded
              05/01/04 @ 102,
              6.125% 05/01/14...................................  Aa2       AA              512
   1,020    Virginia State, Resource Authority, Water and Sewer
              Systems Revenue, (Suffolk Project) Series 1996A,
              5.500% 04/01/17...................................  Aa2       AA            1,129
   2,350    Virginia, Biotechnology Research Park Authority,
              Lease Revenue, (Biotech Two Project) Series 1996,
              5.750% 09/01/05...................................  Aa1       AA+           2,500
   1,000    Virginia, Biotechnology Research Park Authority,
              Lease Revenue, (Biotech Two Project) Series 1996,
              5.300% 09/01/13...................................  Aa1       AA+           1,090
   1,100    Virginia, Biotechnology Research Park Authority,
              Lease Revenue, (Consolidated Laboratories Project)
              Series 2001,
              5.125% 09/01/16...................................  Aa1       AA+           1,207

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 2,475    Virginia, Chesapeake Bay Bridge and Tunnel
              Commission District Revenue, Series 1995, (FGIC
              Insured), Prerefunded 07/01/05 @ 102,
              5.875% 07/01/10...................................  Aaa       AAA        $  2,668
   1,270    Virginia, College Building Authority, Virginia
              Educational Facilities Revenue, (21st Century
              Catalogue and Equipment Program Project) Series
              2002A,
              5.000% 02/01/15...................................  Aa1       AA+           1,387
   2,300    Virginia, College Building Authority, Virginia
              Educational Facilities Revenue, (Public Higher
              Education Financing Program) Series 1999A,
              5.375% 09/01/12...................................  Aa1       AA+           2,598
   5,000    Virginia, College Building Authority, Virginia
              Educational Facilities Revenue, (University
              Richmond Project) Series 2002A, Mandatory Put
              03/01/09 @ 100,
              5.000% 03/01/32...................................  Aa1       AA            5,543
   1,000    Virginia, Commonwealth Transportation Board,
              Transportation Program Revenue, (Oak Grove
              Connector Project) Series 1997A,
              5.250% 05/15/22...................................  Aa1       AA+           1,077
   1,245    Virginia, Commonwealth Transportation Board,
              Transportation Revenue Refunding, (U.S. Route 58
              Corridor Project) Series 1997C,
              5.125% 05/15/19...................................  Aa1       AA+           1,341
   3,375    Virginia, Commonwealth Transportation Board,
              Transportation Revenue Refunding, (U.S. Route 58
              Corridor Project) Series 1997C, (MBIA Insured),
              5.000% 05/15/13...................................  Aaa       AAA           3,692
   2,465    Virginia, Port Authority, Commonwealth Port Fund
              Revenue, Series 1996, AMT,
              5.550% 07/01/12...................................  Aa1       AA+           2,593

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,000    Virginia, Port Authority, Commonwealth Port Fund
              Revenue, Series 1997, AMT, (MBIA Insured),
              5.650% 07/01/17...................................  Aaa       AAA        $  1,091
   1,210    Virginia, Port Authority, Port Facilities Revenue,
              Series 1997, AMT, (MBIA Insured),
              6.000% 07/01/07...................................  Aaa       AAA           1,357
   1,360    Virginia, Port Authority, Port Facilities Revenue,
              Series 2003, (MBIA Insured),
              5.125% 07/01/14...................................  Aaa       AAA           1,501
   1,430    Virginia, Port Authority, Port Facilities Revenue,
              Series 2003, (MBIA Insured),
              5.125% 07/01/15...................................  Aaa       AAA           1,564
   1,585    Virginia, Port Authority, Port Facilities Revenue,
              Series 2003, (MBIA Insured),
              5.250% 07/01/17...................................  Aaa       AAA           1,729
   5,000    Virginia, Southeastern Public Service Authority,
              Revenue Refunding, Series 1993A, (MBIA Insured),
              5.100% 07/01/08...................................  Aaa       AAA           5,579
   1,000    Washington County, Virginia, Industrial Development
              Authority, Hospital Facility Revenue Refunding,
              (Johnston Memorial Hospital Project) Series 1995,
              Prerefunded 07/01/05 @ 102,
              6.000% 07/01/14...................................  A2        A             1,078
   4,050    West Point, Virginia, Industrial Development
              Authority, Solid Waste Disposal Revenue,
              (Chesapeake Corporation Project) Series 1994A,
              AMT,
              6.375% 03/01/19...................................  B1        BB            3,807
                                                                                       --------
                                                                                        297,055
                                                                                       --------
            ALABAMA -- 0.6%
   2,000    Mobile, Alabama, Industrial Development Board, PCR
              Refunding, (International Paper Company Project)
              Series 1998B,
              4.750% 04/01/10...................................  Baa2      BBB           2,171
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 202

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ALASKA -- 0.4%
 $ 1,385    Alaska, Municipal Bond Bank Authority, Revenue,
              Series 2003, (MBIA Insured),
              5.250% 12/01/18...................................  Aaa       AAA        $  1,531
                                                                                       --------
            ARIZONA -- 1.0%
   2,030    Arizona, School Facilities Board Revenue, State
              School Improvement, Series 2002,
              5.250% 07/01/14...................................  Aaa       AAA           2,294
   1,000    University Medical Center Corporation, Arizona,
              Hospital Revenue, Series 2004, (GO of University),
              5.250% 07/01/14...................................  A3        BBB+          1,093
                                                                                       --------
                                                                                          3,387
                                                                                       --------
            CONNECTICUT -- 0.6%
   1,900    Connecticut State, GO, Series 2001G,
              5.000% 12/15/11...................................  Aa3       AA            2,155
                                                                                       --------
            DISTRICT OF COLUMBIA -- 0.3%
   1,000    Metropolitan Washington, District of Columbia,
              Airport Authority, Virginia General Airport
              Revenue Refunding, Series 1998B, AMT, (MBIA
              Insured),
              5.250% 10/01/10...................................  Aaa       AAA           1,085
                                                                                       --------
            FLORIDA -- 1.7%
   2,265    Hillsborough County, Florida, Aviation Authority
              Revenue Refunding, (Tampa International Airport),
              Series 2003D, (MBIA Insured),
              5.500% 10/01/10...................................  Aaa       AAA           2,557
   1,195    Miami-Dade County, Florida, Health Authority,
              Hospital Revenue Refunding, (Miami Childrens
              Hospital Project) Series 2001, (AMBAC Insured),
              4.375% 08/15/10...................................  Aaa       AAA           1,296

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 2,100    Volusia County, Florida, Educational Facilities
              Authority, Revenue, Series 1996A,
              6.125% 10/15/16...................................  Baa3      BBB-       $  2,169
                                                                                       --------
                                                                                          6,022
                                                                                       --------
            GEORGIA -- 0.4%
   1,450    Richmond County, Georgia, Development Authority,
              Environmental Improvement Revenue, (International
              Paper Company Project) Series 2001A,
              5.150% 03/01/15...................................  Baa2      BBB           1,574
                                                                                       --------
            ILLINOIS -- 2.0%
   4,500    Illinois, Metropolitan Pier and Exposition
              Authority, Dedicated State Tax Revenue Refunding,
              (McCormick Plant Expansion) Series 2002B, (MBIA
              Insured),
              5.250% 06/15/11...................................  Aaa       AAA           5,131
   1,990    Will County, Illinois, Student Housing Revenue,
              (Joliet Junior College Project) Series 2002A,
              6.625% 09/01/23...................................  NR        NR            1,601
                                                                                       --------
                                                                                          6,732
                                                                                       --------
            KANSAS -- 0.6%
   2,000    Burlington, Kansas, Environmental Improvement
              Revenue Refunding, (Power and Light Project)
              Series 1998K, Mandatory Put 10/01/07 @ 100,
              4.750% 09/01/15...................................  A3        BBB           2,138
                                                                                       --------
            MAINE -- 0.4%
   1,500    Baileyville, Maine, PCR, (Georgia-Pacific
              Corporation Project) Series 1998,
              4.750% 06/01/05...................................  Ba3       BB-           1,494
                                                                                       --------
            MARYLAND -- 0.8%
   2,555    Northeast Maryland, Waste Disposal Authority,
              Revenue Refunding, Series 2003, (AMBAC Insured),
              5.500% 04/01/10...................................  Aaa       AAA           2,875
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MICHIGAN -- 0.6%
 $ 2,000    Southfield, Michigan, Library Building Authority,
              GO, Series 2000, (MBIA Insured),
              5.500% 05/01/24...................................  Aaa       AAA        $  2,185
                                                                                       --------
            MISSISSIPPI -- 0.6%
   1,285    Mississippi State, Hospital Facilities and Equipment
              Authority, Revenue, (Forrest County General
              Hospital Project) Series 2000, (FSA Insured),
              5.625% 01/01/20...................................  Aaa       AAA           1,408
     500    Warren County, Mississippi, Environmental
              Improvement Revenue Refunding, (International
              Paper Company Project) Series 2000A, AMT,
              6.700% 08/01/18...................................  Baa2      BBB             553
                                                                                       --------
                                                                                          1,961
                                                                                       --------
            NEW YORK -- 0.5%
   2,005    New York City, New York, Industrial Development
              Agency, Civic Facility Revenue, (Polytechnic
              University Project) Series 2000,
              5.750% 11/01/10...................................  Ba2       BB+           1,926
                                                                                       --------
            SOUTH CAROLINA -- 0.7%
   2,000    Calhoun County, South Carolina, Solid Waste Disposal
              Facility Revenue, (Carolina Eastman Company
              Project) Series 1992, AMT,
              6.750% 05/01/17...................................  A2        BBB-          2,523
                                                                                       --------
            TENNESSEE -- 0.6%
   2,000    Memphis-Shelby County, Tennessee, Airport Authority,
              Special Facilities Revenue Refunding, (Federal
              Express Corporation Project)
              Series 2001,
              5.000% 09/01/09...................................  Baa2      BBB           2,172
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- 1.5%
 $ 2,000    Sam Rayburn, Texas, Municipal Power Agency, Revenue
              Refunding, Series 2002,
              6.000% 10/01/16...................................  Baa2      BBB-       $  2,176
   2,795    Trinity River Authority, Texas, Water Revenue
              Refunding, (Tarrant County Water Project) Series
              2003, (MBIA Insured),
              5.500% 02/01/14...................................  Aaa       AAA           3,191
                                                                                       --------
                                                                                          5,367
                                                                                       --------
            WASHINGTON -- 1.8%
   1,000    Energy Northwest Washington, Electric Revenue
              Refunding, Series 2002A, (MBIA Insured),
              5.750% 07/01/18...................................  Aaa       AAA           1,132
   5,035    Washington State, Motor Vehicle Fuel Tax, GO, Series
              1997F,
              5.375% 07/01/22...................................  Aa1       AA            5,418
                                                                                       --------
                                                                                          6,550
                                                                                       --------
            WISCONSIN -- 0.3%
   1,000    Wisconsin State, Health and Educational Facilities
              Revenue, (Agnesian Healthcare Project) Series
              2001,
              6.000% 07/01/21...................................  A3        A-            1,071
                                                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $331,627).......................................................    351,974
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 204

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


SHARES                                                                    VALUE
(000)                                                                     (000)
---------------------------------------------------------------------------------
         AFFILIATED INVESTMENT COMPANIES -- 0.1%
           (Cost $458)
   458   Nations Tax-Exempt Reserves, Capital Class#.................   $    458
                                                                        --------
         TOTAL INVESTMENTS
           (Cost $332,085*)................................      99.0%   352,432
                                                                        --------
         OTHER ASSETS AND
           LIABILITIES (NET)...............................       1.0%
         Receivable for Fund shares sold.............................   $    582
         Dividends receivable........................................          2
         Interest receivable.........................................      4,707
         Payable for Fund shares redeemed............................       (345)
         Investment advisory fee payable.............................        (79)
         Administration fee payable..................................        (67)
         Shareholder servicing and distribution fees payable.........        (28)
         Distributions payable.......................................     (1,010)
         Accrued Trustees' fees and expenses.........................        (96)
         Accrued expenses and other liabilities......................        (85)
                                                                        --------
         TOTAL OTHER ASSETS AND
           LIABILITIES (NET).........................................      3,581
                                                                        --------
         NET ASSETS........................................     100.0%  $356,013
                                                                        ========
         NET ASSETS CONSIST OF:
         Undistributed net investment income.........................   $    917
         Accumulated net realized gain on investments sold...........        304
         Net unrealized appreciation of investments..................     20,347
         Paid-in capital.............................................    334,445
                                                                        --------
         NET ASSETS..................................................   $356,013
                                                                        ========

                                                                          VALUE
---------------------------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption price per share
           ($280,515,029 / 25,016,374 shares outstanding)............     $11.21
                                                                        ========
         INVESTOR A SHARES:
         Net asset value and redemption price per share ($57,288,306
           / 5,108,386 shares outstanding)...........................     $11.21
                                                                        ========
         Maximum sales charge........................................      3.25%
         Maximum offering price per share............................     $11.59
         INVESTOR B SHARES:
         Net asset value and offering price per share** ($15,907,113
           / 1,418,242 shares outstanding)...........................     $11.22
                                                                        ========
         INVESTOR C SHARES:
         Net asset value and offering price per share**
           ($2,302,414 / 205,331 shares outstanding).................     $11.21
                                                                        ========

---------------

 * Federal income tax information (see Note 7).

 **The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Virginia Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

MBIA                                              10.46%

Nations Virginia Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2004 (as a percentage of net assets):

Resource Recovery                                 12.22%
Water Revenue                                     11.39%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


ABBREVIATIONS:

ACA              American Capital Access
AMBAC            American Municipal Bond Assurance Corporation
AMBAC-TCRS       American Municipal Bond Assurance
                   Corporation -- Transferable Custodial
                   Receipts
AMT              Alternative Minimum Tax
CONNIE LEE       College Construction Loan Insurance
                   Association
FGIC             Financial Guaranty Insurance Company
FGIC-TCRS        Financial Guaranty Insurance Company --
                   Transferable Custodial Receipts
FHLMC            Federal Home Loan Mortgage Corporation
FHLMC COLL       Federal Home Loan Mortgage Corporation
                   collateral
FHA              Federal Housing Authority
FHA COLL         Federal Housing Authority collateral
FNMA             Federal National Mortgage Association
FNMA COLL        Federal National Mortgage Association
                   collateral
FSA              Financial Security Assurance
FSA-CR           Financial Security Assurance -- Custodial
                   Receipts
GO               General Obligation
GNMA             Government National Mortgage Association
GNMA COLL        Government National Mortgage Association
                   collateral
GTY-AGMT         Guarantee Agreement
GTD STD LNS      Guaranteed Student Loans
IDR              Industrial Development Revenue
LOC              Letter of Credit
MBIA             Municipal Bond Insurance Association
MBIA-IBC         Municipal Bond Insurance
                   Association -- Insured Bond Certificate
NR               Not Rated
PCR              Pollution Control Revenue
PSF-GTD          Permanent School Fund Guarantee
RADIAN           Radian Asset Assurance Inc.
SBA              Small Business Administration
Q-SBLF           Qualified School Board Loan
SCSDE            South Carolina School District Enhancement
SCH BD GTY       School Bond Guarantee
VA               Veterans Administration
XLCA             XL Capital Assurance

                       SEE NOTES TO FINANCIAL STATEMENTS.
 206

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004

                                                                SHORT-TERM        INTERMEDIATE
                                                                MUNICIPAL          MUNICIPAL
                                                                  INCOME              BOND
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       29,092     $       86,462
Dividend income from affiliated funds.......................             222                253
                                                              --------------     --------------
                                                                      29,314             86,715
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           3,484              7,712
Administration fee..........................................           2,555              4,242
Transfer agent fees.........................................             383                659
Custodian fees..............................................              71                117
Legal and audit fees........................................              84                 66
Trustees' fees and expenses.................................              24                 24
Interest expense............................................               1                 --*
Registration and filing fees................................              55                 36
Printing expense............................................              47                 23
Other.......................................................              42                 32
Non-recurring costs (see Note 9)............................              --                492
Cost assumed by Bank of America Corporation (see Note 9)....              --               (492)
                                                              --------------     --------------
    Subtotal................................................           6,746             12,911
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             503                101
  Investor B Shares.........................................              15                 58
  Investor C Shares.........................................             708                 66
                                                              --------------     --------------
    Total expenses..........................................           7,972             13,136
Fees waived and/or expenses reimbursed by investment advisor
  (see Note 2)..............................................          (2,100)            (3,271)
Reimbursement from investment advisor (see Note 9)..........              --                (14)
                                                              --------------     --------------
    Net expenses............................................           5,872              9,851
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................          23,442             76,864
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................            (125)             7,106
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           2,035                933
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......           1,910              8,039
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       25,352     $       84,903
                                                              ==============     ==============

---------------
 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 208

NATIONS FUNDS

                       CALIFORNIA                         FLORIDA                           GEORGIA
                      INTERMEDIATE      CALIFORNIA      INTERMEDIATE       FLORIDA        INTERMEDIATE
      MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
        INCOME            BOND             BOND             BOND             BOND             BOND
-------------------------------------------------------------------------------------------------------

    $       38,199   $        5,578   $       15,782   $       10,651   $        5,685   $        7,987
                27               17               25               34               10               27
    --------------   --------------   --------------   --------------   --------------   --------------
            38,226            5,595           15,807           10,685            5,695            8,014
    --------------   --------------   --------------   --------------   --------------   --------------

             3,751              574            1,565              998              579              700
             1,650              315              688              549              255              385
               240               49               90               83               34               56
                45                9               20               16                8               12
                75               65               80               76               71               75
                25               24               25               24               24               24
                 2               --*               1                1               --*              --*
                58               --*               2               --*              --*              --*
                 9               12               20               21               17               17
                 1               10               16               11                5                9
               192               --               80               --               --               --
              (192)              --              (80)              --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
             5,856            1,058            2,507            1,779              993            1,278

                94               30              347               45              107               50
                88               13               95               94              114               86
                15               39               52              104                8               52
    --------------   --------------   --------------   --------------   --------------   --------------
             6,053            1,140            3,001            2,022            1,222            1,466

            (1,353)            (341)            (629)            (531)            (299)            (404)
               (64)              --               (8)              --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
             4,636              799            2,364            1,491              923            1,062
    --------------   --------------   --------------   --------------   --------------   --------------
            33,590            4,796           13,443            9,194            4,772            6,952
    --------------   --------------   --------------   --------------   --------------   --------------
             5,003              627            2,385            1,801            1,794              137

             1,605              233             (481)            (847)          (1,955)             697
    --------------   --------------   --------------   --------------   --------------   --------------
             6,608              860            1,904              954             (161)             834
    --------------   --------------   --------------   --------------   --------------   --------------

    $       40,198   $        5,656   $       15,347   $       10,148   $        4,611   $        7,786
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                    MARYLAND
                                                                  KANSAS          INTERMEDIATE
                                                                MUNICIPAL          MUNICIPAL
                                                                  INCOME              BOND
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $        3,845     $       10,742
Dividend income from affiliated funds.......................               9                 50
                                                              --------------     --------------
                                                                       3,854             10,792
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................             448                984
Administration fee..........................................             197                541
Transfer agent fees.........................................              27                 79
Custodian fees..............................................               7                 16
Legal and audit fees........................................              65                 86
Trustees' fees and expenses.................................              24                 25
Interest expense............................................              --*                --*
Registration and filing fees................................              --*                 5
Printing expense............................................              13                 21
Other.......................................................              10                 14
Non-recurring costs (see Note 9)............................              --                 --
Cost assumed by Bank of America Corporation (see Note 9)....              --                 --
                                                              --------------     --------------
    Subtotal................................................             791              1,771
Shareholder servicing and distribution fees:
  Investor A Shares.........................................              13                 82
  Investor B Shares.........................................               3                196
  Investor C Shares.........................................               3                 29
                                                              --------------     --------------
    Total expenses..........................................             810              2,078
Fees waived and/or expenses reimbursed by investment advisor
  (see Note 2)..............................................            (253)              (541)
Reimbursement from investment advisor (see Note 9)..........              --                 --
                                                              --------------     --------------
    Net expenses............................................             557              1,537
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................           3,297              9,255
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................           1,298              1,056
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (1,073)            (1,148)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......             225                (92)
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $        3,522     $        9,163
                                                              ==============     ==============

---------------
 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 210

NATIONS FUNDS

    NORTH CAROLINA   SOUTH CAROLINA     TENNESSEE          TEXAS           VIRGINIA
     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE
      MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
         BOND             BOND             BOND             BOND             BOND
--------------------------------------------------------------------------------------

    $       10,877   $       12,092   $        3,008   $       11,962   $       16,104
                34               41               19               40               49
    --------------   --------------   --------------   --------------   --------------
            10,911           12,133            3,027           12,002           16,153
    --------------   --------------   --------------   --------------   --------------

               966            1,035              274            1,084            1,404
               531              569              151              596              772
                77               83               23               89              110
                16               16                5               17               21
                82               79               64               79               81
                25               25               25               24               25
                --*              --*              --*               1                1
                --*               1                2                1               --*
                20               19               16               17               23
                16                9               10               10               14
                --               --               --               --               --
                --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------
             1,733            1,836              570            1,918            2,451

                60               72               37               20              144
               179              114               41               47              167
                18               97               18                1               23
    --------------   --------------   --------------   --------------   --------------
             1,990            2,119              666            1,986            2,785

              (525)            (543)            (226)            (563)            (695)
                --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------
             1,465            1,576              440            1,423            2,090
    --------------   --------------   --------------   --------------   --------------
             9,446           10,557            2,587           10,579           14,063
    --------------   --------------   --------------   --------------   --------------
             1,083            1,513              299            2,883            1,717

              (842)           1,866             (217)             (79)          (1,072)
    --------------   --------------   --------------   --------------   --------------
               241            3,379               82            2,804              645
    --------------   --------------   --------------   --------------   --------------

    $        9,687   $       13,936   $        2,669   $       13,383   $       14,708
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                SHORT-TERM                           INTERMEDIATE
                                                             MUNICIPAL INCOME                       MUNICIPAL BOND
                                                     ---------------------------------     ---------------------------------
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        3/31/04            3/31/03            3/31/04            3/31/03
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss).......................  $       23,442     $       19,463     $       76,864     $       72,145
Net realized gain/(loss) on investments............            (125)              (365)             7,106               (738)
Net change in unrealized
  appreciation/(depreciation) of investments.......           2,035             17,948                933             52,334
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................          25,352             37,046             84,903            123,741
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................         (18,844)           (14,580)           (74,963)           (70,371)
  Investor A Shares................................          (3,780)            (3,866)            (1,514)            (1,472)
  Investor B Shares................................             (17)               (28)              (175)              (167)
  Investor C Shares................................            (801)              (989)              (198)              (135)
Distributions to shareholders from net realized
  gains on investments:
  Primary A Shares.................................              --                 --             (1,844)            (3,412)
  Investor A Shares................................              --                 --                (35)               (65)
  Investor B Shares................................              --                 --                 (5)               (10)
  Investor C Shares................................              --                 --                 (6)                (9)
Net increase/(decrease) in net assets from Fund
  share transactions...............................         178,797            517,115           (142,143)           781,288
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............         180,707            534,698           (135,980)           829,388
NET ASSETS:
Beginning of period................................       1,068,038            533,340          2,024,931          1,195,543
                                                     --------------     --------------     --------------     --------------
End of period......................................  $    1,248,745     $    1,068,038     $    1,888,951     $    2,024,931
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period...........................................  $          129     $          106     $        2,178     $        2,290
                                                     ==============     ==============     ==============     ==============

---------------

(a)California Intermediate Municipal Bond Fund commenced operations on August 19, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 212

NATIONS FUNDS

                                          CALIFORNIA INTERMEDIATE                 CALIFORNIA
         MUNICIPAL INCOME                     MUNICIPAL BOND                    MUNICIPAL BOND
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04        3/31/2003(A)       3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------
    $       33,590   $       40,255   $        4,796   $        2,915   $       13,443   $       13,137
             5,003          (14,946)             627            1,455            2,385            2,506
             1,605           33,377              233             (458)            (481)           8,127
    --------------   --------------   --------------   --------------   --------------   --------------

            40,198           58,686            5,656            3,912           15,347           23,770

           (31,568)         (37,636)          (4,293)          (2,787)          (7,104)          (6,388)
            (1,597)          (2,203)            (380)             (91)          (5,823)          (6,278)
              (307)            (358)             (30)             (10)            (327)            (308)
               (54)             (58)             (93)             (27)            (181)            (163)

                --               --             (759)            (788)          (1,546)            (169)
                --               --              (73)             (34)          (1,337)            (123)
                --               --               (7)              (5)             (89)              (8)
                --               --              (23)             (12)             (50)              (3)

          (106,047)         (80,031)           8,611          135,697          (27,584)         103,881
    --------------   --------------   --------------   --------------   --------------   --------------
           (99,375)         (61,600)           8,609          135,855          (28,694)         114,211

           804,724          866,324          135,855               --          328,304          214,093
    --------------   --------------   --------------   --------------   --------------   --------------
    $      705,349   $      804,724   $      144,464   $      135,855   $      299,610   $      328,304
    ==============   ==============   ==============   ==============   ==============   ==============

    $        1,889   $        1,802   $           --   $           --   $          493   $          486
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                           FLORIDA INTERMEDIATE                         FLORIDA
                                                              MUNICIPAL BOND                        MUNICIPAL BOND
                                                     ---------------------------------     ---------------------------------
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        3/31/04            3/31/03            3/31/04            3/31/03
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss).......................  $        9,194     $       10,285     $        4,772     $        5,644
Net realized gain/(loss) on investments............           1,801               (246)             1,794              2,186
Net change in unrealized
  appreciation/(depreciation) of investments.......            (847)             5,683             (1,955)             4,016
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................          10,148             15,722              4,611             11,846
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................          (8,006)            (9,317)            (2,625)            (3,344)
  Investor A Shares................................            (639)              (566)            (1,743)            (1,890)
  Investor B Shares................................            (262)              (259)              (378)              (394)
  Investor C Shares................................            (287)              (143)               (26)               (16)
Distributions to shareholders from net realized
  gains on investments:
  Primary A Shares.................................              --                 --               (560)            (1,314)
  Investor A Shares................................              --                 --               (405)              (791)
  Investor B Shares................................              --                 --               (106)              (195)
  Investor C Shares................................              --                 --                 (7)                (8)
Net increase/(decrease) in net assets from Fund
  share transactions...............................         (10,874)            20,131            (15,129)            (8,469)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............          (9,920)            25,568            (16,368)            (4,575)
NET ASSETS:
Beginning of period................................         253,842            228,274            125,041            129,616
                                                     --------------     --------------     --------------     --------------
End of period......................................  $      243,922     $      253,842     $      108,673     $      125,041
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period...........................................  $          150     $          229     $          351     $          330
                                                     ==============     ==============     ==============     ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 214

NATIONS FUNDS

       GEORGIA INTERMEDIATE                                                  MARYLAND INTERMEDIATE
          MUNICIPAL BOND                  KANSAS MUNICIPAL INCOME               MUNICIPAL BOND
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04          3/31/03          3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------
    $        6,952   $        7,914   $        3,297   $        3,970   $        9,255   $        9,894
               137           (1,005)           1,298              214            1,056             (527)

               697            4,617           (1,073)           2,856           (1,148)           8,353
    --------------   --------------   --------------   --------------   --------------   --------------

             7,786           11,526            3,522            7,040            9,163           17,720

            (5,760)          (6,730)          (3,084)          (3,788)          (7,413)          (8,105)
              (767)            (636)            (178)            (175)          (1,191)          (1,058)
              (265)            (422)              (7)              (3)            (568)            (658)
              (160)            (126)             (10)              (4)             (82)             (73)

                --               --             (769)            (207)              --               --
                --               --              (47)              (3)              --               --
                --               --               (3)              --*              --               --
                --               --               (4)              --*              --               --

           (17,610)          24,795          (14,756)          (7,594)          (4,454)          39,225
    --------------   --------------   --------------   --------------   --------------   --------------
           (16,776)          28,407          (15,336)          (4,734)          (4,545)          47,051

           184,101          155,694           96,912          101,646          248,183          201,132
    --------------   --------------   --------------   --------------   --------------   --------------
    $      167,325   $      184,101   $       81,576   $       96,912   $      243,638   $      248,183
    ==============   ==============   ==============   ==============   ==============   ==============

    $          222   $          223   $           97   $          105   $          217   $          202
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                        NORTH CAROLINA INTERMEDIATE           SOUTH CAROLINA INTERMEDIATE
                                                              MUNICIPAL BOND                        MUNICIPAL BOND
                                                     ---------------------------------     ---------------------------------
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        3/31/04            3/31/03            3/31/04            3/31/03
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss).......................  $        9,446     $        9,955     $       10,557     $       11,976
Net realized gain/(loss) on investments............           1,083                542              1,513              1,256
Net change in unrealized
  appreciation/(depreciation) of investments.......            (842)             8,417              1,866              4,252
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................           9,687             18,914             13,936             17,484
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................          (7,948)            (8,537)            (8,743)           (10,227)
  Investor A Shares................................            (902)              (788)            (1,139)            (1,045)
  Investor B Shares................................            (542)              (594)              (364)              (466)
  Investor C Shares................................             (55)               (36)              (311)              (238)
Distributions to shareholders from net realized
  gains on investments:
  Primary A Shares.................................              --                 --             (1,621)               (61)
  Investor A Shares................................              --                 --               (217)                (8)
  Investor B Shares................................              --                 --                (90)                (3)
  Investor C Shares................................              --                 --                (72)                (2)
Net increase/(decrease) in net assets from Fund
  share transactions...............................         (10,771)            42,590            (16,922)            20,995
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............         (10,531)            51,549            (15,543)            26,429
NET ASSETS:
Beginning of period................................         246,846            195,297            263,375            236,946
                                                     --------------     --------------     --------------     --------------
End of period......................................  $      236,315     $      246,846     $      247,832     $      263,375
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period...........................................  $          877     $          841     $        1,105     $          973
                                                     ==============     ==============     ==============     ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 216

NATIONS FUNDS

      TENNESSEE INTERMEDIATE                TEXAS INTERMEDIATE               VIRGINIA INTERMEDIATE
          MUNICIPAL BOND                      MUNICIPAL BOND                    MUNICIPAL BOND
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04          3/31/03          3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------

    $        2,587   $        2,583   $       10,579   $       12,599   $       14,063   $       14,853
               299              145            2,883            1,240            1,717              163

              (217)           2,333              (79)           7,192           (1,072)          11,420
    --------------   --------------   --------------   --------------   --------------   --------------

             2,669            5,061           13,383           21,031           14,708           26,436

            (1,867)          (1,871)         (10,146)         (12,148)         (11,252)         (12,065)
              (547)            (544)            (293)            (257)          (2,219)          (2,178)
              (120)            (136)            (137)            (191)            (519)            (560)
               (54)             (32)              (3)              (3)             (73)             (50)

                --               --               --               --               (7)              --
                --               --               --               --               (2)              --
                --               --               --               --               --*              --
                --               --               --               --               --*              --

           (17,183)          21,291          (19,936)          (3,632)          (8,076)          58,877
    --------------   --------------   --------------   --------------   --------------   --------------
           (17,102)          23,769          (17,132)           4,800           (7,440)          70,460

            76,204           52,435          277,574          272,774          363,453          292,993
    --------------   --------------   --------------   --------------   --------------   --------------
    $       59,102   $       76,204   $      260,442   $      277,574   $      356,013   $      363,453
    ==============   ==============   ==============   ==============   ==============   ==============

    $           42   $           32   $          398   $          451   $          917   $          871
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                       SHORT-TERM MUNICIPAL INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   65,687    $ 684,117       72,581    $ 749,385
  Issued as reinvestment of dividends.......................       72          750          135        1,391
  Redeemed..................................................  (43,266)    (450,438)     (34,322)    (354,048)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   22,493    $ 234,429       38,394    $ 396,728
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    9,641    $ 100,422       13,937    $ 143,773
  Issued as reinvestment of dividends.......................      280        2,917          303        3,153
  Redeemed..................................................  (12,721)    (132,412)      (6,355)     (65,589)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,800)   $ (29,073)       7,885    $  81,337
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       --           --           --*          --*
  Issued as reinvestment of dividends.......................        1           10            2           24
  Redeemed..................................................      (41)        (423)         (18)        (186)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (40)   $    (413)         (16)   $    (162)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    1,368    $  14,254        5,378    $  55,405
  Issued as reinvestment of dividends.......................       41          427           64          637
  Redeemed..................................................   (3,922)     (40,827)      (1,629)     (16,830)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,513)   $ (26,146)       3,813    $  39,212
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   17,140    $ 178,797       50,076    $ 517,115
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 218

NATIONS FUNDS

                                                                       INTERMEDIATE MUNICIPAL BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   30,097    $ 312,833       34,883    $ 358,515
  Issued in exchange for assets of:
  Bank of America Arizona Tax-Exempt Fund (see Note 8)......       --           --        3,037       31,309
  Bank of America National Intermediate Tax-Exempt Bond Fund
    (see Note 8)............................................       --           --       35,674      367,794
  Bank of America National Short-Intermediate Tax-Exempt
    Fund (see Note 8).......................................       --           --       28,819      297,125
  Bank of America Oregon Tax-Exempt Income Fund (see Note
    8)......................................................       --           --        1,078       11,110
  Issued as reinvestment of dividends.......................      126        1,302          184        1,891
  Redeemed..................................................  (43,220)    (447,978)     (29,984)    (308,514)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (12,997)   $(133,843)      73,691    $ 759,230
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    4,132    $  43,019        7,717    $  79,375
  Shares issued upon conversion from Investor B Shares......       41          417           11          108
  Issued as reinvestment of dividends.......................       63          656           61          640
  Redeemed..................................................   (4,775)     (49,545)      (6,369)     (65,605)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (539)   $  (5,453)       1,420    $  14,518
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       83    $     863          265    $   2,735
  Issued as reinvestment of dividends.......................       10          101           10          107
  Shares redeemed upon conversion into Investor A Shares....      (41)        (417)         (11)        (108)
  Redeemed..................................................     (160)      (1,656)         (77)        (797)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (108)   $  (1,109)         187    $   1,937
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      196    $   2,047          664    $   6,852
  Issued as reinvestment of dividends.......................        8           85            7           76
  Redeemed..................................................     (374)      (3,870)        (128)      (1,325)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (170)   $  (1,738)         543    $   5,603
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (13,814)   $(142,143)      75,841    $ 781,288
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             MUNICIPAL INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    5,841    $  64,705       13,145    $ 144,745
  Issued as reinvestment of dividends.......................       32          359           39          435
  Redeemed..................................................  (14,215)    (158,012)     (19,806)    (218,230)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (8,342)   $ (92,948)      (6,622)   $ (73,050)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    3,479    $  38,488        7,637    $  83,898
  Shares issued upon conversion from Investor B Shares......        3           38           19          212
  Shares issued upon conversion from Investor C Shares......       13          144           --           --
  Issued as reinvestment of dividends.......................       77          849          116        1,281
  Redeemed..................................................   (4,616)     (51,170)      (8,407)     (92,606)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,044)   $ (11,651)        (635)   $  (7,215)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       43    $     484          200    $   2,214
  Issued as reinvestment of dividends.......................       13          145           18          195
  Shares redeemed upon conversion into Investor A Shares....       (3)         (38)         (19)        (212)
  Redeemed..................................................     (163)      (1,805)        (203)      (2,230)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (110)   $  (1,214)          (4)   $     (33)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       15    $     161           82    $     907
  Issued as reinvestment of dividends.......................        3           33            4           42
  Shares redeemed upon conversion into Investor A Shares....      (13)        (144)          --           --
  Redeemed..................................................      (26)        (284)         (62)        (682)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (21)   $    (234)          24    $     267
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (9,517)   $(106,047)      (7,237)   $ (80,031)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 220

NATIONS FUNDS

                                                                CALIFORNIA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED             PERIOD ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES: +
  Sold......................................................   2,897    $ 28,793       2,014    $ 20,166
  Issued in exchange for assets of Bank of America
    Shorter-Term California Tax-Exempt Fund (see Note 8)....      --          --      13,038     130,380
  Issued as reinvestment of dividends.......................      67         670          78         773
  Redeemed..................................................  (2,457)    (24,560)     (2,731)    (27,499)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     507    $  4,903      12,399    $123,820
                                                              ======    ========      ======    ========
INVESTOR A SHARES: +
  Sold......................................................     903    $  9,032         822    $  8,248
  Issued as reinvestment of dividends.......................      31         308          10          98
  Redeemed..................................................    (707)     (7,071)        (45)       (449)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     227    $  2,269         787    $  7,897
                                                              ======    ========      ======    ========
INVESTOR B SHARES: +
  Sold......................................................      36    $    360          98    $    983
  Issued as reinvestment of dividends.......................       2          25           1          12
  Redeemed..................................................      (5)        (44)         (5)        (49)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      33    $    341          94    $    946
                                                              ======    ========      ======    ========
INVESTOR C SHARES: +
  Sold......................................................     237    $  2,392         308    $  3,107
  Issued as reinvestment of dividends.......................       7          74           2          25
  Redeemed..................................................    (138)     (1,368)         (9)        (98)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     106    $  1,098         301    $  3,034
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................     873    $  8,611      13,581    $135,697
                                                              ======    ========      ======    ========

---------------

+ Primary A, Investor A, Investor B and Investor C shares commenced operations on August 19, 2002, September 9, 2002, August 28, 2002, and September 11, 2002, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      CALIFORNIA MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,246    $ 16,893       4,191    $ 31,651
  Issued in exchange for assets of Bank of America
    Longer-Term California Tax-Exempt Fund (see Note 8).....      --          --      16,257     122,576
  Issued as reinvestment of dividends.......................     139       1,062          33         247
  Redeemed..................................................  (4,752)    (35,789)     (5,891)    (44,558)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (2,367)   $(17,834)     14,590    $109,916
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   3,334    $ 25,430       6,170    $ 45,995
  Issued as reinvestment of dividends.......................     571       4,329         479       3,616
  Redeemed..................................................  (5,142)    (38,965)     (7,855)    (58,766)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,237)   $ (9,206)     (1,206)   $ (9,155)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     141    $  1,082         324    $  2,432
  Issued as reinvestment of dividends.......................      37         278          28         210
  Redeemed..................................................    (200)     (1,506)       (142)     (1,064)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (22)   $   (146)        210    $  1,578
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     174    $  1,336         445    $  3,357
  Issued as reinvestment of dividends.......................      20         153          16         120
  Redeemed..................................................    (253)     (1,887)       (256)     (1,935)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (59)   $   (398)        205    $  1,542
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (3,685)   $(27,584)     13,799    $103,881
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 222

NATIONS FUNDS

                                                                 FLORIDA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,779    $ 40,955       4,917    $ 52,994
  Issued as reinvestment of dividends.......................       7          80           3          31
  Redeemed..................................................  (4,880)    (52,499)     (4,959)    (53,387)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,094)   $(11,464)        (39)   $   (362)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     990    $ 10,710       1,537    $ 16,589
  Shares issued upon conversion from Investor B Shares......      12         130          30         322
  Issued as reinvestment of dividends.......................      24         255          24         260
  Redeemed..................................................    (989)    (10,698)       (700)     (7,525)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      37    $    397         891    $  9,646
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      93    $  1,010         444    $  4,785
  Issued as reinvestment of dividends.......................      13         140          14         156
  Shares redeemed upon conversion into Investor A Shares....     (12)       (130)        (30)       (322)
  Redeemed..................................................    (174)     (1,874)        (71)       (765)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (80)   $   (854)        357    $  3,854
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     284    $  3,082         661    $  7,155
  Issued as reinvestment of dividends.......................       7          74           5          55
  Redeemed..................................................    (196)     (2,109)        (20)       (217)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      95    $  1,047         646    $  6,993
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,042)   $(10,874)      1,855    $ 20,131
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        FLORIDA MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     792    $  7,998         904    $  9,122
  Issued as reinvestment of dividends.......................       9          88          13         130
  Redeemed..................................................  (1,945)    (19,511)     (1,798)    (18,107)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,144)   $(11,425)       (881)   $ (8,855)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     600    $  5,988         607    $  6,093
  Shares issued upon conversion from Investor B Shares......      22         216         140       1,413
  Issued as reinvestment of dividends.......................     112       1,127         134       1,349
  Redeemed..................................................  (1,035)    (10,367)       (968)     (9,717)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (301)   $ (3,036)        (87)   $   (862)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      68    $    697         290    $  2,921
  Issued as reinvestment of dividends.......................      22         225          28         285
  Shares redeemed upon conversion into Investor A Shares....     (22)       (216)       (140)     (1,413)
  Redeemed..................................................    (167)     (1,671)        (79)       (783)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (99)   $   (965)         99    $  1,010
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      43    $    424          46    $    463
  Issued as reinvestment of dividends.......................      --*          4          --*          4
  Redeemed..................................................     (13)       (131)        (22)       (229)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      30    $    297          24    $    238
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,514)   $(15,129)       (845)   $ (8,469)
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 224

NATIONS FUNDS

                                                                 GEORGIA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,168    $ 12,791       2,537    $ 27,603
  Issued in exchange for Primary A Shares of Nations Georgia
    Municipal Bond Fund (see Note 8)........................      --          --       1,425      15,392
  Issued as reinvestment of dividends.......................       2          18           1          16
  Redeemed..................................................  (2,848)    (30,998)     (2,751)    (29,888)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,678)   $(18,189)      1,212    $ 13,123
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     588    $  6,393         915    $  9,971
  Issued in exchange for Investor A Shares of Nations
    Georgia Municipal Bond Fund (see Note 8)................      --          --         110       1,184
  Shares issued upon conversion from Investor B Shares......       9         103          93       1,006
  Issued as reinvestment of dividends.......................      42         455          45         493
  Redeemed..................................................    (383)     (4,212)       (622)     (6,772)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     256    $  2,739         541    $  5,882
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      59    $    645         119    $  1,304
  Issued in exchange for Investor B Shares of Nations
    Georgia Municipal Bond Fund (see Note 8)................      --          --         658       7,105
  Issued as reinvestment of dividends.......................      16         175          20         215
  Shares redeemed upon conversion into Investor A Shares....      (9)       (103)        (93)     (1,006)
  Redeemed..................................................    (223)     (2,439)       (510)     (5,571)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (157)   $ (1,722)        194    $  2,047
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     203    $  2,221         342    $  3,725
  Issued in exchange for Investor C Shares of Nations
    Georgia Municipal Bond Fund (see Note 8)................      --          --          24         259
  Issued as reinvestment of dividends.......................       9         102           8          86
  Redeemed..................................................    (253)     (2,761)        (30)       (327)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (41)   $   (438)        344    $  3,743
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,620)   $(17,610)      2,291    $ 24,795
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                       KANSAS MUNICIPAL INCOME
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     357    $  3,720         460    $  4,767
  Issued as reinvestment of dividends.......................      18         183          15         153
  Redeemed..................................................  (1,560)    (16,258)     (1,592)    (16,528)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,185)   $(12,355)     (1,117)   $(11,608)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................      72    $    747         489    $  5,142
  Issued as reinvestment of dividends.......................      10         100           9          97
  Redeemed..................................................    (282)     (2,954)       (184)     (1,899)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (200)   $ (2,107)        314    $  3,340
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................       5    $     50          22    $    231
  Issued as reinvestment of dividends.......................       1          10          --*          3
  Redeemed..................................................      (4)        (39)         --*         --*
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................       2    $     21          22    $    234
                                                              ======    ========      ======    ========
INVESTOR C SHARES:+
  Sold......................................................       1    $      7          42    $    436
  Issued as reinvestment of dividends.......................       1          13          --*          4
  Redeemed..................................................     (32)       (335)         --*         --*
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (30)   $   (315)         42    $    440
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,413)   $(14,756)       (739)   $ (7,594)
                                                              ======    ========      ======    ========

---------------

+ Investor C Shares commenced operations on July 9, 2002.

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 226

NATIONS FUNDS

                                                                 MARYLAND INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,447    $ 27,555       2,146    $ 23,954
  Issued in exchange for Primary A Shares of Nations
    Maryland Municipal
    Bond (see Note 8).......................................      --          --       1,651      18,132
  Issued as reinvestment of dividends.......................      14         160          18         196
  Redeemed..................................................  (2,848)    (31,940)     (2,561)    (28,581)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (387)   $ (4,225)      1,254    $ 13,701
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     749    $  8,434         721    $  8,039
  Issued in exchange for Investor A Shares of Nations
    Maryland Municipal
    Bond (see Note 8).......................................      --          --         291       3,196
  Shares issued upon conversion from Investor B Shares......      87         982         266       2,954
  Issued as reinvestment of dividends.......................      68         763          64         720
  Redeemed..................................................    (701)     (7,843)       (390)     (4,334)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     203    $  2,336         952    $ 10,575
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      85    $    959         150    $  1,681
  Issued in exchange for Investor B Shares of Nations
    Maryland Municipal
    Bond (see Note 8).......................................      --          --       1,586      17,414
  Issued as reinvestment of dividends.......................      34         377          41         460
  Shares redeemed upon conversion into Investor A Shares....     (87)       (982)       (266)     (2,954)
  Redeemed..................................................    (265)     (2,970)       (262)     (2,910)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (233)   $ (2,616)      1,249    $ 13,691
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      35    $    399          89    $    988
  Issued in exchange for Investor C Shares of Nations
    Maryland Municipal
    Bond (see Note 8).......................................      --          --          36         399
  Issued as reinvestment of dividends.......................       5          60           5          52
  Redeemed..................................................     (36)       (408)        (16)       (181)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................       4    $     51         114    $  1,258
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................    (413)   $ (4,454)      3,569    $ 39,225
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                              NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,335    $ 25,368       3,772    $ 40,493
  Issued in exchange for Primary A Shares of Nations North
    Carolina Municipal Bond (see Note 8)....................      --          --       2,127      22,457
  Issued as reinvestment of dividends.......................       7          78           3          38
  Redeemed..................................................  (3,355)    (36,268)     (4,109)    (44,129)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,013)   $(10,822)      1,793    $ 18,859
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     631    $  6,862         782    $  8,395
  Issued in exchange for Investor A Shares of Nations North
    Carolina Municipal Bond (see Note 8)....................      --          --         385       4,062
  Shares issued upon conversion from Investor B Shares......     123       1,339         171       1,824
  Issued as reinvestment of dividends.......................      61         666          53         572
  Redeemed..................................................    (642)     (6,969)       (357)     (3,829)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     173    $  1,898       1,034    $ 11,024
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     103    $  1,124         121    $  1,297
  Issued in exchange for Investor B Shares of Nations North
    Carolina Municipal Bond (see Note 8)....................      --          --       1,443      15,236
  Issued as reinvestment of dividends.......................      35         377          39         423
  Shares redeemed upon conversion into Investor A Shares....    (123)     (1,339)       (171)     (1,824)
  Redeemed..................................................    (219)     (2,373)       (302)     (3,242)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (204)   $ (2,211)      1,130    $ 11,890
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      82    $    891          76    $    826
  Issued in exchange for Investor C Shares of Nations North
    Carolina Municipal Bond (see Note 8)....................      --          --           5          50
  Issued as reinvestment of dividends.......................       2          22           1           8
  Redeemed..................................................     (51)       (549)         (6)        (67)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      33    $    364          76    $    817
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,011)   $(10,771)      4,033    $ 42,590
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 228

NATIONS FUNDS

                                                              SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,561    $ 16,782       2,588    $ 27,699
  Issued in exchange for Primary A Shares of Nations South
    Carolina Municipal Bond (see Note 8)....................      --          --       1,589      16,840
  Issued as reinvestment of dividends.......................      23         244          16         168
  Redeemed..................................................  (2,808)    (30,272)     (4,184)    (44,724)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,224)   $(13,246)          9    $    (17)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     675    $  7,304       1,311    $ 14,015
  Issued in exchange for Investor A Shares of Nations South
    Carolina Municipal Bond (see Note 8)....................      --          --          98       1,035
  Shares issued upon conversion from Investor B Shares......      70         755         200       2,129
  Issued as reinvestment of dividends.......................      70         758          48         517
  Redeemed..................................................    (944)    (10,171)       (632)     (6,753)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (129)   $ (1,354)      1,025    $ 10,943
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      95    $  1,020         128    $  1,370
  Issued in exchange for Investor B Shares of Nations South
    Carolina Municipal Bond (see Note 8)....................      --          --         665       7,048
  Issued as reinvestment of dividends.......................      29         315          27         291
  Shares redeemed upon conversion into Investor A Shares....     (70)       (755)       (200)     (2,129)
  Redeemed..................................................    (187)     (2,011)       (254)     (2,731)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (133)   $ (1,431)        366    $  3,849
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     340    $  3,683         628    $  6,768
  Issued in exchange for Investor C Shares of Nations South
    Carolina Municipal Bond (see Note 8)....................      --          --          63         671
  Issued as reinvestment of dividends.......................      14         148           9          98
  Redeemed..................................................    (441)     (4,722)       (122)     (1,317)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (87)   $   (891)        578    $  6,220
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,573)   $(16,922)      1,978    $ 20,995
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                TENNESSEE INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,248    $ 13,251       1,767    $ 18,707
  Issued in exchange for Primary A Shares of Nations
    Tennessee Municipal Bond (see Note 8)...................      --          --         410       4,264
  Issued as reinvestment of dividends.......................       1          10           4          43
  Redeemed..................................................  (2,870)    (30,607)     (1,029)    (10,821)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,621)   $(17,346)      1,152    $ 12,193
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     687    $  7,372         565    $  5,936
  Issued in exchange for Investor A Shares of Nations
    Tennessee Municipal Bond (see Note 8)...................      --          --         131       1,362
  Shares issued upon conversion from Investor B Shares......       1           7          63         668
  Issued as reinvestment of dividends.......................      34         362          36         379
  Redeemed..................................................    (731)     (7,770)       (308)     (3,242)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (9)   $    (29)        487    $  5,103
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      12    $    122          95    $  1,005
  Issued in exchange for Investor B Shares of Nations
    Tennessee Municipal Bond (see Note 8)...................      --          --         280       2,907
  Issued as reinvestment of dividends.......................       8          87           9          92
  Shares redeemed upon conversion into Investor A Shares....      (1)         (7)        (63)       (668)
  Redeemed..................................................     (68)       (730)        (37)       (384)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (49)   $   (528)        284    $  2,952
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     112    $  1,191         106    $  1,122
  Issued in exchange for Investor C Shares of Nations
    Tennessee Municipal Bond (see Note 8)...................      --          --          27         280
  Issued as reinvestment of dividends.......................       4          38           2          23
  Redeemed..................................................     (48)       (509)        (36)       (382)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      68    $    720          99    $  1,043
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,611)   $(17,183)      2,022    $ 21,291
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 230

NATIONS FUNDS

                                                                  TEXAS INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,103    $ 11,604       1,728    $ 18,006
  Issued in exchange for Primary A Shares of Nations Texas
    Municipal Bond
    (see Note 8)............................................      --          --         698       7,182
  Issued as reinvestment of dividends.......................       2          20           2          24
  Redeemed..................................................  (2,814)    (29,670)     (3,417)    (35,541)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,709)   $(18,046)       (989)   $(10,329)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     144    $  1,529         412    $  4,296
  Issued in exchange for Investor A Shares of Nations Texas
    Municipal Bond
    (see Note 8)............................................      --          --          34         351
  Shares issued upon conversion from Investor B Shares......       1          11          58         598
  Issued as reinvestment of dividends.......................      10         100          11         116
  Redeemed..................................................    (294)     (3,094)       (162)     (1,696)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (139)   $ (1,454)        353    $  3,665
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      14    $    148          10    $    103
  Issued in exchange for Investor B Shares of Nations Texas
    Municipal Bond
    (see Note 8)............................................      --          --         458       4,709
  Issued as reinvestment of dividends.......................       6          64           9          96
  Shares redeemed upon conversion into Investor A Shares....      (1)        (11)        (58)       (598)
  Redeemed..................................................     (97)     (1,020)       (125)     (1,303)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (78)   $   (819)        294    $  3,007
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      41    $    439           1    $      9
  Issued in exchange for Investor C Shares of Nations Texas
    Municipal Bond
    (see Note 8)............................................      --          --           2          20
  Issued as reinvestment of dividends.......................      --*          2          --*          2
  Redeemed..................................................      (6)        (58)         (1)         (6)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      35    $    383           2    $     25
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,891)   $(19,936)       (340)   $ (3,632)
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                 VIRGINIA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   5,830    $ 65,342       5,138    $ 56,838
  Issued in exchange for Primary A Shares of Nations
    Virginia Municipal
    Bond (see Note 8).......................................      --          --       2,035      22,225
  Issued as reinvestment of dividends.......................       5          51           9         104
  Redeemed..................................................  (6,527)    (72,670)     (3,480)    (38,530)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (692)   $ (7,277)      3,702    $ 40,637
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     716    $  8,026         797    $  8,813
  Issued in exchange for Investor A Shares of Nations
    Virginia Municipal
    Bond (see Note 8).......................................      --          --         137       1,501
  Shares issued upon conversion from Investor B Shares......      31         349         224       2,469
  Issued as reinvestment of dividends.......................     133       1,488         138       1,532
  Redeemed..................................................    (879)     (9,807)       (422)     (4,698)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................       1    $     56         874    $  9,617
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      79    $    890         214    $  2,378
  Issued in exchange for Investor B Shares of Nations
    Virginia Municipal
    Bond (see Note 8).......................................      --          --         823       8,985
  Issued as reinvestment of dividends.......................      31         342          34         378
  Shares redeemed upon conversion into Investor A Shares....     (31)       (349)       (224)     (2,469)
  Redeemed..................................................    (212)     (2,349)       (129)     (1,418)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (133)   $ (1,466)        718    $  7,854
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      79    $    885          90    $    990
  Issued in exchange for Investor C Shares of Nations
    Virginia Municipal
    Bond (see Note 8).......................................      --          --           5          56
  Issued as reinvestment of dividends.......................       5          52           3          35
  Redeemed..................................................     (29)       (326)        (28)       (312)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      55    $    611          70    $    769
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................    (769)   $ (8,076)      5,364    $ 58,877
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 232

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year.


                                            NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME
                                            --------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/2004......................   $10.40         $0.22            $ 0.02            $0.24          $(0.22)
Year ended 3/31/2003......................    10.13          0.26              0.27             0.53           (0.26)
Year ended 3/31/2002*.....................    10.14          0.34              0.01             0.35           (0.36)
Year ended 3/31/2001......................     9.94          0.44              0.20             0.64           (0.44)
Year ended 3/31/2000......................    10.10          0.41             (0.16)            0.25           (0.41)
INVESTOR A SHARES
Year ended 3/31/2004......................   $10.40         $0.20            $ 0.02            $0.22          $(0.20)
Year ended 3/31/2003......................    10.13          0.23              0.27             0.50           (0.23)
Year ended 3/31/2002*.....................    10.14          0.30              0.03             0.33           (0.34)
Year ended 3/31/2001......................     9.94          0.41              0.21             0.62           (0.42)
Year ended 3/31/2000......................    10.10          0.39             (0.16)            0.23           (0.39)
INVESTOR B SHARES
Year ended 3/31/2004......................   $10.40         $0.12            $ 0.02            $0.14          $(0.12)
Year ended 3/31/2003......................    10.13          0.16              0.27             0.43           (0.16)
Year ended 3/31/2002*.....................    10.14          0.27             (0.02)            0.25           (0.26)
Year ended 3/31/2001......................     9.94          0.34              0.20             0.54           (0.34)
Year ended 3/31/2000......................    10.10          0.36             (0.16)            0.20           (0.36)
INVESTOR C SHARES
Year ended 3/31/2004......................   $10.40         $0.12            $ 0.02            $0.14          $(0.12)
Year ended 3/31/2003......................    10.13          0.15              0.28             0.43           (0.16)
Year ended 3/31/2002*.....................    10.14          0.19              0.06             0.25           (0.26)
Year ended 3/31/2001......................     9.94          0.34              0.20             0.54           (0.34)
Year ended 3/31/2000......................    10.10          0.32             (0.16)            0.16           (0.32)

---------------

 * Effective April 1, 2001, the Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.33% to 3.37%.

   Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.08% to 3.12%.

   Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.

   Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 234

NATIONS FUNDS

                                                                                          WITHOUT WAIVERS
                                                                                           AND/OR EXPENSE
                                                                                           REIMBURSEMENTS
                                                                                          ----------------
                                               RATIO OF       RATIO OF NET                    RATIO OF
  NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
    VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
   END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
   PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
----------------------------------------------------------------------------------------------------------

   $10.42         2.34%     $1,009,036           0.40%(a)         2.12%           20%           0.58%
    10.40         5.27         773,148           0.40(a)          2.46            11            0.59
    10.13         3.54         364,372           0.40(a)          3.37            12            0.63
    10.14         6.61         105,004           0.40(a)          4.41            38            0.66
     9.94         2.58          94,393           0.40(a)          4.16            90            0.77

   $10.42         2.09%     $  181,802           0.65%(a)         1.87%           20%           0.83%
    10.40         5.00         210,556           0.65(a)          2.21            11            0.84
    10.13         3.27         125,262           0.65(a)          3.12            12            0.88
    10.14         6.34          23,613           0.65(a)          4.16            38            0.91
     9.94         2.35          22,415           0.63(a)          3.93            90            1.02

   $10.42         1.33%     $    1,356           1.40%(a)         1.12%           20%           1.58%
    10.40         4.22           1,771           1.40(a)          1.46            11            1.59
    10.13         2.51           1,884           1.40(a)          2.37            12            1.63
    10.14         5.56           3,463           1.40(a)          3.41            38            1.66
     9.94         1.99           7,030           0.94(a)          3.62            90            1.77

   $10.42         1.33%     $   56,551           1.40%(a)         1.12%           20%           1.58%
    10.40         4.21          82,563           1.40(a)          1.46            11            1.59
    10.13         2.47          41,822           1.40(a)          2.37            12            1.63
    10.14         5.55           1,417           1.40(a)          3.41            38            1.66
     9.94         1.57           1,616           1.40(a)          3.16            90            1.77

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                      NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      -----------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2004#...............   $10.36         $0.41           $ 0.05           $ 0.46         $ (0.41)       $(0.01)
Year ended 3/31/2003#...............    10.00          0.44             0.38             0.82           (0.44)        (0.02)
Year ended 3/31/2002*#..............    10.15          0.47            (0.15)            0.32           (0.47)           --
Year ended 3/31/2001................     9.78          0.47             0.37             0.84           (0.47)           --
Year ended 3/31/2000#...............    10.30          0.47            (0.50)           (0.03)          (0.47)        (0.02)
INVESTOR A SHARES
Year ended 3/31/2004#...............   $10.36         $0.39           $ 0.05           $ 0.44         $ (0.39)       $(0.01)
Year ended 3/31/2003#...............    10.00          0.42             0.38             0.80           (0.42)        (0.02)
Year ended 3/31/2002*#..............    10.15          0.45            (0.16)            0.29           (0.44)           --
Year ended 3/31/2001................     9.78          0.46             0.36             0.82           (0.45)           --
Year ended 3/31/2000#...............    10.30          0.45            (0.50)           (0.05)          (0.45)        (0.02)
INVESTOR B SHARES
Year ended 3/31/2004#...............   $10.36         $0.31           $ 0.05           $ 0.36         $ (0.31)       $(0.01)
Year ended 3/31/2003#...............    10.00          0.33             0.39             0.72           (0.34)        (0.02)
Year ended 3/31/2002*#..............    10.15          0.36            (0.14)            0.22           (0.37)           --
Year ended 3/31/2001................     9.78          0.37             0.37             0.74           (0.37)           --
Year ended 3/31/2000#...............    10.30          0.38            (0.50)           (0.12)          (0.38)        (0.02)
INVESTOR C SHARES
Year ended 3/31/2004#...............   $10.36         $0.31           $ 0.05           $ 0.36         $ (0.31)       $(0.01)
Year ended 3/31/2003#...............    10.00          0.33             0.39             0.72           (0.34)        (0.02)
Year ended 3/31/2002*#..............    10.16          0.35            (0.14)            0.21           (0.37)           --
Year ended 3/31/2001................     9.78          0.37             0.38             0.75           (0.37)           --
Year ended 3/31/2000#...............    10.30          0.38            (0.50)           (0.12)          (0.38)        (0.02)

---------------

 * Effective April 1, 2001, the Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.53% to 4.61%.

   Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.28% to 4.36%.

   Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%.

   Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

(b)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.67% for Primary A Shares, 0.92% for Investor A Shares and 1.67% each for Investor B and Investor C Shares.

(c)The reimbursement from investment advisor (see Note 9) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 236

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.42)         $10.40         4.58%     $1,838,690          0.50%(a)(c)       4.00%           17%           0.70%(b)
    (0.46)          10.36         8.34       1,966,401           0.50             4.27            15            0.68
    (0.47)          10.00         3.17       1,160,559           0.50(a)          4.61            14            0.68
    (0.47)          10.15         8.81       1,196,121           0.50(a)          4.73            17            0.68
    (0.49)           9.78        (0.27)        849,966           0.50(a)          4.75            30            0.70

   $(0.40)         $10.40         4.32%     $   39,198          0.75%(a)(c)       3.75%           17%           0.95%(b)
    (0.44)          10.36         8.07          44,628           0.75             4.02            15            0.93
    (0.44)          10.00         2.91          28,868           0.75(a)          4.36            14            0.93
    (0.45)          10.15         8.54          20,728           0.75(a)          4.48            17            0.93
    (0.47)           9.78        (0.49)         19,782           0.73(a)          4.52            30            0.95

   $(0.32)         $10.40         3.54%     $    5,092          1.50%(a)(c)       3.00%           17%           1.70%(b)
    (0.36)          10.36         7.26           6,200           1.50             3.27            15            1.68
    (0.37)          10.00         2.14           4,110           1.50(a)          3.61            14            1.68
    (0.37)          10.15         7.74           2,563           1.50(a)          3.73            17            1.68
    (0.40)           9.78        (1.18)          2,733           1.42(a)          3.83            30            1.70

   $(0.32)         $10.40         3.55%     $    5,970          1.50%(a)(c)       3.00%           17%           1.70%(b)
    (0.36)          10.36         7.25           7,702           1.50             3.27            15            1.68
    (0.37)          10.00         2.03           2,006           1.50(a)          3.61            14            1.68
    (0.37)          10.16         7.84             528           1.50(a)          3.73            17            1.68
    (0.40)           9.78        (1.19)            539           1.50(a)          3.75            30            1.70

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                      NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      ------------------------------------------------------------------------------------------
MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/2004................   $11.07         $0.50            $ 0.09           $ 0.59          $(0.50)       $   --
Year ended 3/31/2003................    10.83          0.53              0.24             0.77           (0.53)           --
Year ended 3/31/2002*...............    11.14          0.55             (0.31)            0.24           (0.55)           --
Year ended 3/31/2001................    10.69          0.56              0.45             1.01           (0.56)           --
Year ended 3/31/2000................    11.48          0.54             (0.78)           (0.24)          (0.54)        (0.01)
INVESTOR A SHARES
Year ended 3/31/2004................   $11.06         $0.47            $ 0.10           $ 0.57          $(0.47)       $   --
Year ended 3/31/2003................    10.83          0.50              0.23             0.73           (0.50)           --
Year ended 3/31/2002*...............    11.14          0.53             (0.31)            0.22           (0.53)           --
Year ended 3/31/2001................    10.68          0.53              0.46             0.99           (0.53)           --
Year ended 3/31/2000................    11.48          0.52             (0.79)           (0.27)          (0.52)        (0.01)
INVESTOR B SHARES
Year ended 3/31/2004................   $11.06         $0.39            $ 0.10           $ 0.49          $(0.39)       $   --
Year ended 3/31/2003................    10.83          0.42              0.23             0.65           (0.42)           --
Year ended 3/31/2002*...............    11.13          0.44             (0.30)            0.14           (0.44)           --
Year ended 3/31/2001................    10.69          0.45              0.44             0.89           (0.45)           --
Year ended 3/31/2000................    11.48          0.44             (0.78)           (0.34)          (0.44)        (0.01)
INVESTOR C SHARES
Year ended 3/31/2004................   $11.07         $0.39            $ 0.09           $ 0.48          $(0.39)       $   --
Year ended 3/31/2003................    10.84          0.42              0.23             0.65           (0.42)           --
Year ended 3/31/2002*...............    11.14          0.44             (0.30)            0.14           (0.44)           --
Year ended 3/31/2001................    10.69          0.45              0.45             0.90           (0.45)           --
Year ended 3/31/2000................    11.48          0.44             (0.78)           (0.34)          (0.44)        (0.01)

---------------

 * Effective April 1, 2001, the Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.95% to 5.01%.

   Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.70% to 4.76%.

   Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.

   Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

(b)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.78% for Primary A Shares, 1.03% for Investor A Shares and 1.78% each for Investor B and Investor C Shares.

(c)The reimbursement from investment advisor (see Note 9) is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 0.60% for Primary A Shares, 0.85% for Investor A Shares and 1.60% each for Investor B and C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 238

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.50)         $11.16         5.44%      $662,303           0.59%(a)(c)       4.50%            8%           0.81%(b)
    (0.53)          11.07         7.19        749,047            0.60(a)          4.77            25            0.79
    (0.55)          10.83         2.21        805,149            0.60(a)          5.01            13            0.79
    (0.56)          11.14         9.80        881,611            0.60(a)          5.13            18            0.79
    (0.55)          10.69        (2.08)       552,650            0.60(a)          4.99            36            0.82

   $(0.47)         $11.16         5.28%      $ 33,557           0.84%(a)(c)       4.25%            8%           1.06%(b)
    (0.50)          11.06         6.83         44,823            0.85(a)          4.52            25            1.04
    (0.53)          10.83         1.95         50,765            0.85(a)          4.76            13            1.04
    (0.53)          11.14         9.55         38,591            0.83(a)          4.90            18            1.04
    (0.53)          10.68        (2.28)        35,937            0.83(a)          4.76            36            1.07

   $(0.39)         $11.16         4.49%      $  8,117           1.59%(a)(c)       3.50%            8%           1.81%(b)
    (0.42)          11.06         6.04          9,263            1.60(a)          3.77            25            1.79
    (0.44)          10.83         1.28          9,116            1.60(a)          4.01            13            1.79
    (0.45)          11.13         8.62          8,930            1.60(a)          4.13            18            1.79
    (0.45)          10.69        (2.99)         8,795            1.53(a)          4.06            36            1.82

   $(0.39)         $11.16         4.40%      $  1,372           1.59%(a)(c)       3.50%            8%           1.81%(b)
    (0.42)          11.07         6.03          1,591            1.60(a)          3.77            25            1.79
    (0.44)          10.84         1.28          1,294            1.60(a)          4.01            13            1.79
    (0.45)          11.14         8.71          1,318            1.60(a)          4.13            18            1.79
    (0.45)          10.69        (3.03)         1,418            1.60(a)          3.99            36            1.82

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                      NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      ------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE MUNICIPAL
  BOND
PRIMARY A SHARES*
Year ended 3/31/2004................   $10.00         $0.34            $ 0.05            $0.39          $(0.34)       $(0.06)
Period ended 3/31/2003..............    10.00          0.22              0.07             0.29           (0.22)        (0.07)
INVESTOR A SHARES*
Year ended 3/31/2004................   $10.02         $0.32            $ 0.05            $0.37          $(0.32)       $(0.06)
Period ended 3/31/2003..............    10.00          0.18              0.09             0.27           (0.18)        (0.07)
INVESTOR B SHARES*
Year ended 3/31/2004................   $10.01         $0.24            $ 0.05            $0.29          $(0.24)       $(0.06)
Period ended 3/31/2003..............    10.00          0.15              0.08             0.23           (0.15)        (0.07)
INVESTOR C SHARES*
Year ended 3/31/2004................   $10.02         $0.24            $ 0.05            $0.29          $(0.24)       $(0.06)
Period ended 3/31/2003..............    10.00          0.14              0.09             0.23           (0.14)        (0.07)

---------------

 * California Intermediate Municipal Bond Primary A, Investor A, Investor B and Investor C shares commenced operations on August 19, 2002, September 9, 2002, August 29, 2002, and September 11, 2002 respectively.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 240

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.40)         $ 9.99         3.99%      $128,957            0.50%(a)         3.40%           12%           0.74%
    (0.29)          10.00         2.94        124,009            0.50(a)+         3.61+           19            0.77+

   $(0.38)         $10.01         3.72%      $ 10,151            0.75%(a)         3.15%           12%           0.99%
    (0.25)          10.02         1.42          7,884            0.75(a)+         3.36+           19            1.02+

   $(0.30)         $10.00         2.95%      $  1,281            1.50%(a)         2.40%           12%           1.74%
    (0.22)          10.01         1.91            945            1.50(a)+         2.61+           19            1.77+

   $(0.30)         $10.01         2.95%      $  4,075            1.50%(a)         2.40%           12%           1.74%
    (0.21)          10.02         0.96          3,017            1.50(a)+         2.61+           19            1.77+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                      NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      -----------------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2004#...............    $7.60         $0.34           $ 0.05           $ 0.39          $(0.34)       $(0.07)
Year ended 3/31/2003#...............     7.28          0.35             0.32             0.67           (0.34)        (0.01)
Year ended 3/31/2002*#..............     7.45          0.35            (0.14)            0.21           (0.35)        (0.03)
Year ended 3/31/2001#...............     7.13          0.37             0.33             0.70           (0.36)        (0.02)
Period ended 3/31/2000****..........     7.51          0.30            (0.36)           (0.06)          (0.30)        (0.02)
INVESTOR A SHARES**
Year ended 3/31/2004#...............    $7.61         $0.32           $ 0.05           $ 0.37          $(0.32)       $(0.07)
Year ended 3/31/2003#...............     7.29          0.33             0.32             0.65           (0.32)        (0.01)
Year ended 3/31/2002*#..............     7.47          0.33            (0.15)            0.18           (0.33)        (0.03)
Year ended 3/31/2001#...............     7.14          0.35             0.34             0.69           (0.34)        (0.02)
Period ended 3/31/2000..............     7.50          0.31            (0.34)           (0.03)          (0.31)        (0.02)
Period ended 5/14/1999..............     7.60          0.07            (0.10)           (0.03)          (0.07)           --
INVESTOR B SHARES**
Year ended 3/31/2004#...............    $7.61         $0.26           $ 0.06           $ 0.32          $(0.26)       $(0.07)
Year ended 3/31/2003#...............     7.29          0.27             0.33             0.60           (0.27)        (0.01)
Year ended 3/31/2002*#..............     7.47          0.27            (0.14)            0.13           (0.28)        (0.03)
Year ended 3/31/2001#...............     7.14          0.30             0.34             0.64           (0.29)        (0.02)
Period ended 3/31/2000..............     7.51          0.27            (0.35)           (0.08)          (0.27)        (0.02)
Period ended 5/14/1999..............     7.61          0.06            (0.10)           (0.04)          (0.06)           --
INVESTOR C SHARES
Year ended 3/31/2004#...............    $7.59         $0.26           $ 0.05           $ 0.31          $(0.26)       $(0.07)
Year ended 3/31/2003#...............     7.27          0.27             0.33             0.60           (0.27)        (0.01)
Year ended 3/31/2002*#..............     7.44          0.27            (0.13)            0.14           (0.28)        (0.03)
Year ended 3/31/2001#...............     7.12          0.30             0.33             0.63           (0.29)        (0.02)
Period ended 3/31/2000****..........     7.31          0.19            (0.17)            0.02           (0.19)        (0.02)

---------------

  * Effective April 1, 2001, the California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

    Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.69% to 4.71%.

    Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.46%.

    Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%.

    Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%.

    Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 ** The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Municipal Bond Fund A and B Shares, which were reorganized into the California Municipal Bond Investor A and Investor B Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.

 ****
    California Municipal Bond Primary A and Investor C Shares commenced operations on May 21, 1999 and July 29, 1999, respectively.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (b)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 9) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.80% for Primary A Shares, 1.05% for Investor A Shares and 1.80% each for Investor B and Investor C Shares.

 (c)The reimbursement from investment advisor (see Note 9) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less then 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 242

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.41)          $7.58         5.26%      $152,819           0.60%(a)(c)       4.45%           10%           0.83%(b)
    (0.35)           7.60         9.37        171,155            0.60(a)          4.56             6            0.82
    (0.38)           7.28         2.85         57,803            0.60             4.71             8            0.85
    (0.38)           7.45        10.05         37,285            0.60(a)          5.04            20            0.82
    (0.32)           7.13        (0.66)        21,654            0.60+(a)         4.70+           34            0.79+

   $(0.39)          $7.59         4.99%      $133,077           0.85%(a)(c)       4.20%           10%           1.08%(b)
    (0.33)           7.61         9.09        142,798            0.85(a)          4.31             6            1.07
    (0.36)           7.29         2.45        145,567            0.85             4.46             8            1.10
    (0.36)           7.47         9.93        149,282            0.83(a)          4.81            20            1.07
    (0.33)           7.14        (0.46)       157,672            0.80+(a)         4.50+           34            1.04+
    (0.07)           7.50        (0.42)       206,000            0.93+            4.40+            1            0.96+

   $(0.33)          $7.60         4.34%      $  9,203           1.60%(a)(c)       3.45%           10%           1.83%(b)
    (0.28)           7.61         8.27          9,390            1.60(a)          3.56             6            1.82
    (0.31)           7.29         1.68          7,458            1.60             3.71             8            1.85
    (0.31)           7.47         9.15          5,729            1.55(a)          4.09            20            1.82
    (0.29)           7.14        (1.16)         4,206            1.45+(a)         3.85+           34            1.79+
    (0.06)           7.51        (0.57)         3,000            1.66+            3.63+            1            1.69+

   $(0.33)          $7.57         4.22%      $  4,510           1.60%(a)(c)       3.45%           10%           1.83%(b)
    (0.28)           7.59         8.30          4,961            1.60(a)          3.56             6            1.82
    (0.31)           7.27         1.82          3,265            1.60             3.71             8            1.85%
    (0.31)           7.44         8.97          1,191            1.60(a)          4.04            20            1.82
    (0.21)           7.12         0.30            258            1.60+(a)         3.70+           34            1.79+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
FLORIDA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $10.81         $0.41           $ 0.06           $ 0.47          $(0.41)
Year ended 3/31/2003#.....................    10.55          0.46             0.26             0.72           (0.46)
Year ended 3/31/2002*#....................    10.70          0.50            (0.15)            0.35           (0.50)
Year ended 3/31/2001......................    10.34          0.50             0.37             0.87           (0.51)
Year ended 3/31/2000#.....................    10.79          0.50            (0.45)            0.05           (0.50)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $10.80         $0.38           $ 0.06           $ 0.44          $(0.38)
Year ended 3/31/2003#.....................    10.54          0.43             0.26             0.69           (0.43)
Year ended 3/31/2002*#....................    10.69          0.47            (0.15)            0.32           (0.47)
Year ended 3/31/2001......................    10.33          0.48             0.36             0.84           (0.48)
Year ended 3/31/2000#.....................    10.79          0.48            (0.46)            0.02           (0.48)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $10.81         $0.30           $ 0.06           $ 0.36          $(0.30)
Year ended 3/31/2003#.....................    10.55          0.35             0.26             0.61           (0.35)
Year ended 3/31/2002*#....................    10.70          0.39            (0.15)            0.24           (0.39)
Year ended 3/31/2001......................    10.34          0.40             0.36             0.76           (0.40)
Year ended 3/31/2000#.....................    10.79          0.41            (0.45)           (0.04)          (0.41)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $10.82         $0.30           $ 0.06           $ 0.36          $(0.30)
Year ended 3/31/2003#.....................    10.56          0.35             0.26             0.61           (0.35)
Year ended 3/31/2002*#....................    10.72          0.31            (0.08)            0.23           (0.39)
Year ended 3/31/2001......................    10.36          0.40             0.36             0.76           (0.40)
Year ended 3/31/2000#.....................    10.79          0.40            (0.43)           (0.03)          (0.40)

---------------

 * Effective April 1, 2001, the Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.

   Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.

   Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

   Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 244

NATIONS FUNDS

                                                                                          WITHOUT WAIVERS
                                                                                           AND/OR EXPENSE
                                                                                           REIMBURSEMENTS
                                                                                          ----------------
                                               RATIO OF       RATIO OF NET                    RATIO OF
  NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
    VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
   END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
   PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
----------------------------------------------------------------------------------------------------------
   $10.87         4.43%      $205,937            0.50%(a)         3.78%           25%           0.71%
    10.81         6.94        216,624            0.50(a)          4.29            20            0.72
    10.55         3.28        211,928            0.50(a)          4.65            15            0.73
    10.70         8.59        240,441            0.50(a)          4.82             6            0.71
    10.34         0.54        207,704            0.50(a)          4.80            12            0.74

   $10.86         4.17%      $ 18,854            0.75%(a)         3.53%           25%           0.96%
    10.80         6.68         18,358            0.75(a)          4.04            20            0.97
    10.54         3.03          8,530            0.75(a)          4.40            15            0.98
    10.69         8.33          5,319            0.75(a)          4.57             6            0.96
    10.33         0.22          9,695            0.73(a)          4.57            12            0.99

   $10.87         3.39%      $  8,885            1.50%(a)         2.78%           25%           1.71%
    10.81         5.87          9,700            1.50(a)          3.29            20            1.72
    10.55         2.26          5,700            1.50(a)          3.65            15            1.73
    10.70         7.52          4,429            1.50(a)          3.82             6            1.71
    10.34        (0.38)         4,639            1.41(a)          3.89            12            1.74

   $10.88         3.38%      $ 10,246            1.50%(a)         2.78%           25%           1.71%
    10.82         5.85          9,160            1.50(a)          3.29            20            1.72
    10.56         2.12          2,116            1.50(a)          3.65            15            1.73
    10.72         7.49            172            1.50(a)          3.82             6            1.71
    10.36        (0.26)           117            1.50(a)          3.80            12            1.74

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                      NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      -----------------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2004#...............   $10.11         $0.43           $   --##         $ 0.43          $(0.43)       $(0.09)
Year ended 3/31/2003#...............     9.81          0.46             0.48             0.94           (0.46)        (0.18)
Year ended 3/31/2002*#..............     9.98          0.47            (0.12)            0.35           (0.47)        (0.05)
Year ended 3/31/2001................     9.53          0.48             0.46             0.94           (0.48)        (0.01)
Year ended 3/31/2000................     9.99          0.48            (0.46)            0.02           (0.48)           --
INVESTOR A SHARES
Year ended 3/31/2004#...............   $10.11         $0.41           $   --##         $ 0.41          $(0.41)       $(0.09)
Year ended 3/31/2003#...............     9.81          0.43             0.48             0.91           (0.43)        (0.18)
Year ended 3/31/2002*#..............     9.98          0.45            (0.12)            0.33           (0.45)        (0.05)
Year ended 3/31/2001................     9.53          0.45             0.46             0.91           (0.45)        (0.01)
Year ended 3/31/2000................     9.99          0.46            (0.46)              --           (0.46)           --
INVESTOR B SHARES
Year ended 3/31/2004#...............   $10.11         $0.33           $(0.01)          $ 0.32          $(0.33)       $(0.09)
Year ended 3/31/2003#...............     9.81          0.35             0.49             0.84           (0.36)        (0.18)
Year ended 3/31/2002*#..............     9.98          0.37            (0.12)            0.25           (0.37)        (0.05)
Year ended 3/31/2001................     9.53          0.38             0.46             0.84           (0.38)        (0.01)
Year ended 3/31/2000................     9.99          0.39            (0.46)           (0.07)          (0.39)           --
INVESTOR C SHARES
Year ended 3/31/2004#...............   $10.10         $0.33           $(0.01)          $ 0.32          $(0.33)       $(0.09)
Year ended 3/31/2003#...............     9.80          0.35             0.49             0.84           (0.36)        (0.18)
Year ended 3/31/2002*#..............     9.97          0.36            (0.11)            0.25           (0.37)        (0.05)
Year ended 3/31/2001................     9.53          0.37             0.46             0.83           (0.38)        (0.01)
Year ended 3/31/2000................     9.99          0.38            (0.46)           (0.08)          (0.38)           --

---------------

 * Effective April 1, 2001, the Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.71% to 4.76%.

   Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.46% to 4.51%.

   Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%.

   Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 246

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.52)         $10.02         4.46%       $56,578            0.60%(a)         4.32%            8%           0.86%
    (0.64)          10.11         9.76         68,698            0.60(a)          4.53            21            0.85
    (0.52)           9.81         3.55         75,300            0.60(a)          4.76             5            0.87
    (0.49)           9.98        10.13         92,327            0.60(a)          4.93             7            0.83
    (0.48)           9.53         0.26         79,335            0.60(a)          4.98            18            0.86

   $(0.50)         $10.02         4.20%       $40,630            0.85%(a)         4.07%            8%           1.11%
    (0.61)          10.11         9.49         44,073            0.85(a)          4.28            21            1.10
    (0.50)           9.81         3.29         43,619            0.85(a)          4.51             5            1.12
    (0.46)           9.98         9.86         45,034            0.85(a)          4.68             7            1.08
    (0.46)           9.53         0.04         49,439            0.83(a)          4.75            18            1.11

   $(0.42)         $10.01         3.33%       $10,648            1.60%(a)         3.32%            8%           1.86%
    (0.54)          10.11         8.67         11,745            1.60(a)          3.53            21            1.85
    (0.42)           9.81         2.52         10,419            1.60(a)          3.76             5            1.87
    (0.39)           9.98         9.05         10,811            1.60(a)          3.93             7            1.83
    (0.39)           9.53        (0.67)        12,802            1.53(a)          4.05            18            1.86

   $(0.42)         $10.00         3.32%       $   817            1.60%(a)         3.32%            8%           1.86%
    (0.54)          10.10         8.68            525            1.60(a)          3.53            21            1.85
    (0.42)           9.80         2.51            278            1.60(a)          3.76             5            1.87
    (0.39)           9.97         8.92             64            1.60(a)          3.93             7            1.83
    (0.38)           9.53        (0.73)            23            1.60(a)          3.98            18            1.86

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                      NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      -----------------------------------------------------------------------------------------
GEORGIA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2004#...............   $10.92         $0.45           $ 0.06           $ 0.51          $(0.45)       $   --
Year ended 3/31/2003#...............    10.69          0.49             0.23             0.72           (0.49)           --
Year ended 3/31/2002*#..............    10.82          0.50            (0.13)            0.37           (0.50)           --
Year ended 3/31/2001................    10.42          0.51             0.40             0.91           (0.51)           --
Year ended 3/31/2000................    10.94          0.50            (0.51)           (0.01)          (0.50)        (0.01)
INVESTOR A SHARES
Year ended 3/31/2004#...............   $10.92         $0.42           $ 0.06           $ 0.48          $(0.42)       $   --
Year ended 3/31/2003#...............    10.69          0.46             0.23             0.69           (0.46)           --
Year ended 3/31/2002*#..............    10.82          0.48            (0.13)            0.35           (0.48)           --
Year ended 3/31/2001................    10.42          0.48             0.40             0.88           (0.48)           --
Year ended 3/31/2000................    10.94          0.48            (0.52)           (0.04)          (0.47)        (0.01)
INVESTOR B SHARES
Year ended 3/31/2004#...............   $10.92         $0.34           $ 0.07           $ 0.41          $(0.34)       $   --
Year ended 3/31/2003#...............    10.69          0.39             0.22             0.61           (0.38)           --
Year ended 3/31/2002*#..............    10.82          0.39            (0.12)            0.27           (0.40)           --
Year ended 3/31/2001................    10.42          0.40             0.40             0.80           (0.40)           --
Year ended 3/31/2000................    10.94          0.40            (0.51)           (0.11)          (0.40)        (0.01)
INVESTOR C SHARES
Year ended 3/31/2004#...............   $10.92         $0.34           $ 0.06           $ 0.40          $(0.34)       $   --
Year ended 3/31/2003#...............    10.69          0.37             0.24             0.61           (0.38)           --
Year ended 3/31/2002*#..............    10.82          0.39            (0.12)            0.27           (0.40)           --
Year ended 3/31/2001................    10.42          0.40             0.40             0.80           (0.40)           --
Year ended 3/31/2000................    10.94          0.39            (0.51)           (0.12)          (0.39)        (0.01)

---------------

 * Effective April 1, 2001, the Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.

   Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.

   Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

   Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 248

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.45)         $10.98         4.73%      $133,207            0.50%(a)         4.08%           11%           0.73%
    (0.49)          10.92         6.81        150,797            0.50(a)          4.47            15            0.73
    (0.50)          10.69         3.50        134,638            0.50(a)          4.65             6            0.76
    (0.51)          10.82         8.93        128,158            0.50(a)          4.80            10            0.73
    (0.51)          10.42        (0.02)       121,948            0.50(a)          4.69            28            0.78

   $(0.42)         $10.98         4.47%      $ 21,887            0.75%(a)         3.83%           11%           0.98%
    (0.46)          10.92         6.54         18,979            0.75(a)          4.22            15            0.98
    (0.48)          10.69         3.24         12,791            0.75(a)          4.40             6            1.01
    (0.48)          10.82         8.66         11,872            0.75(a)          4.55            10            0.98
    (0.48)          10.42        (0.27)        13,244            0.73(a)          4.46            28            1.03

   $(0.34)         $10.99         3.79%      $  7,462            1.50%(a)         3.08%           11%           1.73%
    (0.38)          10.92         5.76          9,135            1.50(a)          3.47            15            1.73
    (0.40)          10.69         2.47          6,865            1.50(a)          3.65             6            1.76
    (0.40)          10.82         7.85          6,773            1.50(a)          3.80            10            1.73
    (0.41)          10.42        (0.96)         6,812            1.41(a)          3.78            28            1.78

   $(0.34)         $10.98         3.69%      $  4,769            1.50%(a)         3.08%           11%           1.73%
    (0.38)          10.92         5.74          5,190            1.50(a)          3.47            15            1.73
    (0.40)          10.69         2.46          1,400            1.50(a)          3.65             6            1.76
    (0.40)          10.82         7.96            770            1.50(a)          3.80            10            1.73
    (0.40)          10.42        (1.13)           764            1.50(a)          3.69            28            1.78

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                      NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      ------------------------------------------------------------------------------------------
KANSAS MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/2004................   $10.46         $0.38            $ 0.02            $0.40          $(0.38)       $(0.09)
Year ended 3/31/2003................    10.16          0.42              0.32             0.74           (0.42)        (0.02)
Year ended 3/31/2002*...............    10.33          0.45             (0.16)            0.29           (0.45)        (0.01)
Period ended 3/31/2001**............    10.00          0.46              0.18             0.64           (0.31)         0.00
INVESTOR A SHARES
Year ended 3/31/2004................   $10.45         $0.36            $ 0.02            $0.38          $(0.36)       $(0.09)
Year ended 3/31/2003................    10.15          0.40              0.32             0.72           (0.40)        (0.02)
Year ended 3/31/2002*...............    10.33          0.43             (0.17)            0.26           (0.43)        (0.01)
Period ended 3/31/2001**............    10.00          0.47              0.13             0.60           (0.27)         0.00
INVESTOR B SHARES
Year ended 3/31/2004................   $10.44         $0.28            $ 0.02            $0.30          $(0.28)       $(0.09)
Year ended 3/31/2003................    10.14          0.32              0.32             0.64           (0.32)        (0.02)
Year ended 3/31/2002*...............    10.32          0.35             (0.17)            0.18           (0.35)        (0.01)
Period ended 3/31/2001**............    10.00          0.33              0.19             0.52           (0.20)         0.00
INVESTOR C SHARES
Year ended 3/31/2004................   $10.43         $0.28            $ 0.02            $0.30          $(0.28)       $(0.09)
Period ended 3/31/2003**............    10.00          0.22              0.45             0.67           (0.22)        (0.02)

---------------

 * Effective April 1, 2001, the Kansas Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.39% to 4.40%.

   Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.14% to 4.15%.

   Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.39% to 3.40%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

 **Kansas Municipal Income Primary A, Investor A, Investor B and Investor C
   Shares commenced operations on July 17, 2000, August 14, 2000, August 29, 2000 and July 9, 2002, respectively.

 + Annualized

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 250

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.47)         $10.39         3.99%      $ 76,800            0.60%(a)         3.70%           12%           0.88%
    (0.44)          10.46         7.45         89,718            0.60(a)          4.07            42            0.90
    (0.46)          10.16         2.84         98,506            0.60(a)          4.40            13            0.91
    (0.31)          10.33         6.60        111,226            0.60+(a)         4.44+           17            0.93+(a)

   $(0.45)         $10.38         3.73%      $  4,370            0.85%(a)         3.45%           12%           1.13%
    (0.42)          10.45         7.19          6,489            0.85(a)          3.82            42            1.15
    (0.44)          10.15         2.49          3,115            0.85(a)          4.15            13            1.16
    (0.27)          10.33         5.66            646            0.85+(a)         4.19+           17            1.18+(a)

   $(0.37)         $10.37         2.96%      $    281            1.60%(a)         2.70%           12%           1.88%
    (0.34)          10.44         6.39            262            1.60(a)          3.07            42            1.90
    (0.36)          10.14         1.62             25            1.60(a)          3.40            13            1.91
    (0.20)          10.32         4.78            262            1.60+(a)         3.44+           17            1.93+(a)

   $(0.37)         $10.36         2.99%      $    125            1.60%(a)         2.70%           12%           1.88%
    (0.24)          10.43         3.04            443            1.60(a)+         3.07+           42            1.90+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                      NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      -----------------------------------------------------------------------------------------
MARYLAND INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2004#...............   $11.22         $0.45           $ --##           $ 0.45          $(0.44)       $   --
Year ended 3/31/2003#...............    10.84          0.47             0.38             0.85           (0.47)           --
Year ended 3/31/2002*#..............    11.01          0.50            (0.17)            0.33           (0.50)           --
Year ended 3/31/2001#...............    10.58          0.51             0.43             0.94           (0.51)           --
Year ended 3/31/2000................    11.07          0.50            (0.48)            0.02           (0.50)        (0.01)
INVESTOR A SHARES
Year ended 3/31/2004#...............   $11.22         $0.41           $ --##           $ 0.41          $(0.41)       $   --
Year ended 3/31/2003#...............    10.84          0.44             0.38             0.82           (0.44)           --
Year ended 3/31/2002*#..............    11.01          0.47            (0.17)            0.30           (0.47)           --
Year ended 3/31/2001#...............    10.58          0.48             0.43             0.91           (0.48)           --
Year ended 3/31/2000................    11.07          0.47            (0.48)           (0.01)          (0.47)        (0.01)
INVESTOR B SHARES
Year ended 3/31/2004#...............   $11.22         $0.33           $ --##           $ 0.33          $(0.32)       $   --
Year ended 3/31/2003#...............    10.84          0.37             0.37             0.74           (0.36)           --
Year ended 3/31/2002*#..............    11.01          0.38            (0.16)            0.22           (0.39)           --
Year ended 3/31/2001#...............    10.58          0.40             0.43             0.83           (0.40)           --
Year ended 3/31/2000................    11.07          0.40            (0.48)           (0.08)          (0.40)        (0.01)
INVESTOR C SHARES
Year ended 3/31/2004#...............   $11.22         $0.33           $ --##           $ 0.33          $(0.32)       $   --
Year ended 3/31/2003#...............    10.84          0.36             0.38             0.74           (0.36)           --
Year ended 3/31/2002*#..............    11.01          0.35            (0.13)            0.22           (0.39)           --
Year ended 3/31/2001#...............    10.58          0.40             0.43             0.83           (0.40)           --
Year ended 3/31/2000................    11.07          0.39            (0.48)           (0.09)          (0.39)        (0.01)

---------------

 * Effective April 1, 2001, the Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.54%.

   Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.29%.

   Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.

   Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 252

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.44)         $11.23         4.05%      $188,400            0.50%(a)         3.89%           19%           0.72%
    (0.47)          11.22         7.95        192,668            0.50(a)          4.22            15            0.72
    (0.50)          10.84         3.02        172,600            0.50(a)          4.54            16            0.74
    (0.51)          11.01         9.08        178,304            0.50             4.72            13            0.71
    (0.51)          10.58         0.17        169,218            0.50             4.65            21            0.76

   $(0.41)         $11.22         3.70%      $ 34,458            0.75%(a)         3.64%           19%           0.97%
    (0.44)          11.22         7.69         32,174            0.75(a)          3.97            15            0.97
    (0.47)          10.84         2.76         20,760            0.75(a)          4.29            16            0.99
    (0.48)          11.01         8.81         17,478            0.75             4.47            13            0.96
    (0.48)          10.58        (0.06)        16,454            0.73             4.42            21            1.01

   $(0.32)         $11.23         3.02%      $ 17,955            1.50%(a)         2.89%           19%           1.72%
    (0.36)          11.22         6.89         20,565            1.50(a)          3.22            15            1.72
    (0.39)          10.84         1.99          6,318            1.50(a)          3.54            16            1.74
    (0.40)          11.01         8.01          5,120            1.50             3.72            13            1.71
    (0.41)          10.58        (0.74)         5,662            1.42             3.73            21            1.76

   $(0.32)         $11.23         3.02%      $  2,825            1.50%(a)         2.89%           19%           1.72%
    (0.36)          11.22         6.88          2,776            1.50(a)          3.22            15            1.72
    (0.39)          10.84         1.98          1,454            1.50(a)          3.54            16            1.74
    (0.40)          11.01         8.01            301            1.50             3.72            13            1.71
    (0.40)          10.58        (0.82)           335            1.50             3.65            21            1.76

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                      NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      -----------------------------------------------------------------------------------------
NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2004#...............   $10.85         $0.44           $ 0.02           $ 0.46          $(0.44)       $   --
Year ended 3/31/2003#...............    10.43          0.46             0.42             0.88           (0.46)           --
Year ended 3/31/2002*#..............    10.58          0.49            (0.16)            0.33           (0.48)           --
Year ended 3/31/2001#...............    10.21          0.49             0.37             0.86           (0.49)           --
Year ended 3/31/2000................    10.71          0.48            (0.48)            0.00           (0.48)        (0.02)
INVESTOR A SHARES
Year ended 3/31/2004#...............   $10.85         $0.41           $ 0.02           $ 0.43          $(0.41)       $   --
Year ended 3/31/2003#...............    10.44          0.44             0.41             0.85           (0.44)           --
Year ended 3/31/2002*#..............    10.58          0.46            (0.14)            0.32           (0.46)           --
Year ended 3/31/2001#...............    10.21          0.47             0.36             0.83           (0.46)           --
Year ended 3/31/2000................    10.71          0.46            (0.48)           (0.02)          (0.46)        (0.02)
INVESTOR B SHARES
Year ended 3/31/2004#...............   $10.85         $0.33           $ 0.02           $ 0.35          $(0.33)       $   --
Year ended 3/31/2003#...............    10.43          0.36             0.42             0.78           (0.36)           --
Year ended 3/31/2002*#..............    10.58          0.38            (0.15)            0.23           (0.38)           --
Year ended 3/31/2001#...............    10.21          0.38             0.37             0.75           (0.38)           --
Year ended 3/31/2000................    10.71          0.39            (0.48)           (0.09)          (0.39)        (0.02)
INVESTOR C SHARES
Year ended 3/31/2004#...............   $10.85         $0.33           $ 0.02           $ 0.35          $(0.33)       $   --
Year ended 3/31/2003#...............    10.44          0.36             0.41             0.77           (0.36)           --
Year ended 3/31/2002*#..............    10.58          0.34            (0.10)            0.24           (0.38)           --
Year ended 3/31/2001#...............    10.21          0.39             0.36             0.75           (0.38)           --
Year ended 3/31/2000................    10.71          0.38            (0.48)           (0.10)          (0.38)        (0.02)

---------------

 * Effective April 1, 2001, the North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.58%.

   Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.23% to 4.33%.

   Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.

   Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 254

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.44)         $10.87         4.29%      $192,537            0.50%(a)         4.02%           20%           0.72%
    (0.46)          10.85         8.59        203,170            0.50             4.30             9            0.72
    (0.48)          10.43         3.20        176,671            0.50(a)          4.58            13            0.74
    (0.49)          10.58         8.61        180,126            0.50(a)          4.71            19            0.71
    (0.50)          10.21         0.05        175,650            0.50(a)          4.67            19            0.76

   $(0.41)         $10.87         4.03%      $ 25,608            0.75%(a)         3.77%           20%           0.97%
    (0.44)          10.85         8.21         23,677            0.75             4.05             9            0.97
    (0.46)          10.44         3.04         11,975            0.75(a)          4.33            13            0.99
    (0.46)          10.58         8.34         10,332            0.75(a)          4.46            19            0.96
    (0.48)          10.21        (0.18)         9,684            0.73(a)          4.44            19            1.01

   $(0.33)         $10.87         3.25%      $ 16,228            1.50%(a)         3.02%           20%           1.72%
    (0.36)          10.85         7.51         18,414            1.50             3.30             9            1.72
    (0.38)          10.43         2.17          5,917            1.50(a)          3.58            13            1.74
    (0.38)          10.58         7.54          5,261            1.50(a)          3.71            19            1.71
    (0.41)          10.21        (0.87)         5,212            1.41(a)          3.76            19            1.76

   $(0.33)         $10.87         3.25%      $  1,942            1.50%(a)         3.02%           20%           1.72%
    (0.36)          10.85         7.40          1,585            1.50             3.30             9            1.72
    (0.38)          10.44         2.25            734            1.50(a)          3.58            13            1.74
    (0.38)          10.58         7.54             79            1.50(a)          3.71            19            1.71
    (0.40)          10.21        (0.95)            88            1.50(a)          3.67            19            1.76

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                     NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                       VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                     BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                     OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                     ------------------------------------------------------------------------------------------
SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2004...............   $10.74         $0.45            $ 0.13           $ 0.58          $(0.45)       $(0.08)
Year ended 3/31/2003...............    10.50          0.50              0.24             0.74           (0.50)        (0.00)##
Year ended 3/31/2002*..............    10.64          0.52             (0.14)            0.38           (0.52)           --
Year ended 3/31/2001...............    10.27          0.52              0.37             0.89           (0.52)           --
Year ended 3/31/2000...............    10.79          0.51             (0.51)              --           (0.51)        (0.01)
INVESTOR A SHARES
Year ended 3/31/2004...............   $10.73         $0.42            $ 0.14           $ 0.56          $(0.42)       $(0.08)
Year ended 3/31/2003...............    10.50          0.46              0.24             0.70           (0.47)        (0.00)##
Year ended 3/31/2002*..............    10.64          0.50             (0.14)            0.36           (0.50)           --
Year ended 3/31/2001...............    10.27          0.49              0.37             0.86           (0.49)           --
Year ended 3/31/2000...............    10.79          0.49             (0.51)           (0.02)          (0.49)        (0.01)
INVESTOR B SHARES
Year ended 3/31/2004...............   $10.73         $0.34            $ 0.14           $ 0.48          $(0.34)       $(0.08)
Year ended 3/31/2003...............    10.50          0.40              0.22             0.62           (0.39)        (0.00)##
Year ended 3/31/2002*..............    10.64          0.42             (0.14)            0.28           (0.42)           --
Year ended 3/31/2001...............    10.27          0.41              0.37             0.78           (0.41)           --
Year ended 3/31/2000...............    10.79          0.41             (0.51)           (0.10)          (0.41)        (0.01)
INVESTOR C SHARES
Year ended 3/31/2004...............   $10.74         $0.34            $ 0.14           $ 0.48          $(0.34)       $(0.08)
Year ended 3/31/2003...............    10.51          0.38              0.24             0.62           (0.39)        (0.00)##
Year ended 3/31/2002*..............    10.64          0.41             (0.12)            0.29           (0.42)           --
Year ended 3/31/2001...............    10.27          0.41              0.37             0.78           (0.41)           --
Year ended 3/31/2000...............    10.79          0.40             (0.51)           (0.11)          (0.40)        (0.01)

---------------

 * Effective April 1, 2001, the South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.78% to 4.92%.

   Investor A Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.53% to 4.67%.

   Investor B Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.

   Investor C Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 256

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.53)         $10.79         5.57%      $200,249            0.50%(a)         4.19%           15%           0.71%
    (0.50)          10.74         7.16        212,300            0.50(a)          4.64            24            0.71
    (0.52)          10.50         3.65        207,645            0.50(a)          4.92             8            0.73
    (0.52)          10.64         8.85        217,513            0.50(a)          4.95             9            0.70
    (0.52)          10.27         0.09        204,854            0.50(a)          4.88            14            0.74

   $(0.50)         $10.79         5.41%      $ 27,956            0.75%(a)         3.94%           15%           0.96%
    (0.47)          10.73         6.79         29,186            0.75(a)          4.39            24            0.96
    (0.50)          10.50         3.39         17,791            0.75(a)          4.67             8            0.98
    (0.49)          10.64         8.58         18,420            0.75(a)          4.70             9            0.95
    (0.50)          10.27        (0.14)        17,396            0.73(a)          4.65            14            0.99

   $(0.42)         $10.79         4.62%      $ 10,524            1.50%(a)         3.19%           15%           1.71%
    (0.39)          10.73         6.00         11,892            1.50(a)          3.64            24            1.71
    (0.42)          10.50         2.62          7,797            1.50(a)          3.92             8            1.73
    (0.41)          10.64         7.78          7,083            1.50(a)          3.95             9            1.70
    (0.42)          10.27        (0.82)         7,310            1.41(a)          3.97            14            1.74

   $(0.42)         $10.80         4.62%      $  9,103            1.50%(a)         3.19%           15%           1.71%
    (0.39)          10.74         5.98          9,997            1.50(a)          3.64            24            1.71
    (0.42)          10.51         2.71          3,713            1.50(a)          3.92             8            1.73
    (0.41)          10.64         7.78          2,175            1.50(a)          3.95             9            1.70
    (0.41)          10.27        (0.91)         2,755            1.50(a)          3.88            14            1.74

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                      NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      ------------------------------------------------------------------------------------------
TENNESSEE INTERMEDIATE MUNICIPAL
  BOND
PRIMARY A SHARES
Year ended 3/31/2004................   $10.68         $0.42            $ 0.02           $ 0.44          $(0.42)       $   --
Year ended 3/31/2003................    10.25          0.44              0.43             0.87           (0.44)           --
Year ended 3/31/2002*...............    10.35          0.46             (0.10)            0.36           (0.46)           --
Year ended 3/31/2001................     9.91          0.48              0.44             0.92           (0.48)           --
Year ended 3/31/2000................    10.46          0.47             (0.54)           (0.07)          (0.47)        (0.01)
INVESTOR A SHARES
Year ended 3/31/2004................   $10.68         $0.39            $ 0.02           $ 0.41          $(0.39)       $   --
Year ended 3/31/2003................    10.25          0.42              0.43             0.85           (0.42)           --
Year ended 3/31/2002*...............    10.35          0.43             (0.09)            0.34           (0.44)           --
Year ended 3/31/2001................     9.91          0.45              0.44             0.89           (0.45)           --
Year ended 3/31/2000................    10.46          0.44             (0.54)           (0.10)          (0.44)        (0.01)
INVESTOR B SHARES
Year ended 3/31/2004................   $10.68         $0.31            $ 0.02           $ 0.33          $(0.31)       $   --
Year ended 3/31/2003................    10.26          0.34              0.42             0.76           (0.34)           --
Year ended 3/31/2002*...............    10.35          0.36             (0.09)            0.27           (0.36)           --
Year ended 3/31/2001................     9.91          0.38              0.44             0.82           (0.38)           --
Year ended 3/31/2000................    10.46          0.38             (0.54)           (0.16)          (0.38)        (0.01)
INVESTOR C SHARES
Year ended 3/31/2004................   $10.63         $0.31            $ 0.02           $ 0.33          $(0.31)       $   --
Year ended 3/31/2003................    10.21          0.34              0.42             0.76           (0.34)           --
Year ended 3/31/2002*...............    10.31          0.30             (0.04)            0.26           (0.36)           --
Year ended 3/31/2001................     9.87          0.42              0.40             0.82           (0.38)           --
Year ended 3/31/2000................    10.45          0.39             (0.57)           (0.18)          (0.39)        (0.01)

---------------

 * Effective April 1, 2001, the Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.45%.

   Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.19% to 4.20%.

   Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%.

   Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 258

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.42)         $10.70         4.19%       $37,564            0.50%(a)         3.91%           24%           0.83%
    (0.44)          10.68         8.65         54,802            0.50(a)          4.18            16            0.84
    (0.46)          10.25         3.54         40,807            0.50             4.45             0            0.93
    (0.48)          10.35         9.53         38,928            0.50(a)          4.77            10            0.84
    (0.48)           9.91        (0.67)        37,736            0.50(a)          4.62            49            0.94

   $(0.39)         $10.70         3.93%       $15,505            0.75%(a)         3.66%           24%           1.08%
    (0.42)          10.68         8.38         15,572            0.75(a)          3.93            16            1.09
    (0.44)          10.25         3.28          9,955            0.75             4.20             0            1.18
    (0.45)          10.35         9.25          7,945            0.75(a)          4.52            10            1.09
    (0.45)           9.91        (0.90)         7,810            0.73(a)          4.39            49            1.19

   $(0.31)         $10.70         3.16%       $ 3,922            1.50%(a)         2.91%           24%           1.83%
    (0.34)          10.68         7.46          4,439            1.50(a)          3.18            16            1.84
    (0.36)          10.26         2.61          1,351            1.50             3.45             0            1.93
    (0.38)          10.35         8.44          1,448            1.50(a)          3.77            10            1.84
    (0.39)           9.91        (1.58)         1,783            1.41(a)          3.71            49            1.94

   $(0.31)         $10.65         3.17%       $ 2,111            1.50%(a)         2.91%           24%           1.83%
    (0.34)          10.63         7.49          1,391            1.50(a)          3.18            16            1.84
    (0.36)          10.21         2.52            322            1.50             3.45             0            1.93
    (0.38)          10.31         8.46              3            1.50(a)          3.77            10            1.84
    (0.40)           9.87        (1.96)             3            1.50(a)          3.62            49            1.94

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                      NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      -----------------------------------------------------------------------------------------
TEXAS INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2004#...............   $10.51         $0.41           $ 0.11           $ 0.52         $ (0.41)       $   --
Year ended 3/31/2003#...............    10.19          0.47             0.32             0.79           (0.47)           --
Year ended 3/31/2002*#..............    10.35          0.50            (0.16)            0.34           (0.50)           --
Year ended 3/31/2001................    10.00          0.51             0.35             0.86           (0.51)           --
Year ended 3/31/2000................    10.48          0.49            (0.48)            0.01           (0.49)        (0.00)##
INVESTOR A SHARES
Year ended 3/31/2004#...............   $10.50         $0.39           $ 0.11           $ 0.50         $ (0.39)       $   --
Year ended 3/31/2003#...............    10.19          0.45             0.31             0.76           (0.45)           --
Year ended 3/31/2002*#..............    10.35          0.48            (0.16)            0.32           (0.48)           --
Year ended 3/31/2001................    10.00          0.48             0.35             0.83           (0.48)           --
Year ended 3/31/2000................    10.48          0.47            (0.48)           (0.01)          (0.47)        (0.00)##
INVESTOR B SHARES
Year ended 3/31/2004#...............   $10.51         $0.31           $ 0.11           $ 0.42         $ (0.31)       $   --
Year ended 3/31/2003#...............    10.19          0.37             0.32             0.69           (0.37)           --
Year ended 3/31/2002*#..............    10.35          0.40            (0.16)            0.24           (0.40)           --
Year ended 3/31/2001................    10.00          0.40             0.35             0.75           (0.40)           --
Year ended 3/31/2000................    10.48          0.40            (0.48)           (0.08)          (0.40)        (0.00)##
INVESTOR C SHARES
Year ended 3/31/2004#...............   $10.50         $0.31           $ 0.12           $ 0.43         $ (0.31)       $   --
Year ended 3/31/2003#...............    10.18          0.37             0.32             0.69           (0.37)           --
Year ended 3/31/2002*#..............    10.35          0.24            (0.02)            0.22           (0.39)           --
Year ended 3/31/2001................    10.00          0.40             0.35             0.75           (0.40)           --
Year ended 3/31/2000................    10.48          0.38            (0.48)           (0.10)          (0.38)        (0.00)##

---------------

 * Effective April 1, 2001, the Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.84% to 4.87%.

   Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.59% to 4.62%.

   Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.

   Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 260

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.41)         $10.62         5.09%      $248,306            0.50%(a)         3.93%           16%           0.71%
    (0.47)          10.51         7.92        263,658            0.50(a)          4.54            29            0.71
    (0.50)          10.19         3.36        265,882            0.50(a)          4.87             5            0.72
    (0.51)          10.35         8.78        286,949            0.50(a)          5.00             6            0.70
    (0.49)          10.00         0.17        326,323            0.50(a)          4.84            33            0.72

   $(0.39)         $10.61         4.83%      $  7,277            0.75%(a)         3.68%           16%           0.96%
    (0.45)          10.50         7.55          8,665            0.75(a)          4.29            29            0.96
    (0.48)          10.19         3.10          4,813            0.75(a)          4.62             5            0.97
    (0.48)          10.35         8.52          4,346            0.75(a)          4.75             6            0.95
    (0.47)          10.00        (0.06)         6,075            0.73(a)          4.61            33            0.97

   $(0.31)         $10.62         4.05%      $  4,393            1.50%(a)         2.93%           16%           1.71%
    (0.37)          10.51         6.85          5,166            1.50(a)          3.54            29            1.71
    (0.40)          10.19         2.33          2,021            1.50(a)          3.87             5            1.72
    (0.40)          10.35         7.71          2,145            1.50(a)          4.00             6            1.70
    (0.40)          10.00        (0.74)         2,005            1.42(a)          3.92            33            1.72

   $(0.31)         $10.62         4.17%      $    466            1.50%(a)         2.93%           16%           1.71%
    (0.37)          10.50         6.84             85            1.50(a)          3.54            29            1.71
    (0.39)          10.18         2.16             58            1.50(a)          3.87             5            1.72
    (0.40)          10.35         7.69              3            1.50(a)          4.00             6            1.70
    (0.38)          10.00        (0.86)             3            1.50(a)          3.84            33            1.72

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                      NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                        VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                      BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                      OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                      ------------------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2004................   $11.18         $0.46            $ 0.03           $ 0.49          $(0.46)       $(0.00)##
Year ended 3/31/2003................    10.79          0.48              0.39             0.87           (0.48)           --
Year ended 3/31/2002*...............    10.92          0.50             (0.13)            0.37           (0.50)           --
Year ended 3/31/2001................    10.51          0.50              0.41             0.91           (0.50)           --
Year ended 3/31/2000................    10.98          0.50             (0.47)            0.03           (0.50)        (0.00)##
INVESTOR A SHARES
Year ended 3/31/2004................   $11.18         $0.43            $ 0.03           $ 0.46          $(0.43)       $(0.00)##
Year ended 3/31/2003................    10.79          0.46              0.38             0.84           (0.45)           --
Year ended 3/31/2002*...............    10.92          0.47             (0.13)            0.34           (0.47)           --
Year ended 3/31/2001................    10.51          0.48              0.41             0.89           (0.48)           --
Year ended 3/31/2000................    10.98          0.47             (0.47)            0.00           (0.47)        (0.00)##
INVESTOR B SHARES
Year ended 3/31/2004................   $11.18         $0.35            $ 0.04           $ 0.39          $(0.35)       $(0.00)##
Year ended 3/31/2003................    10.79          0.37              0.39             0.76           (0.37)           --
Year ended 3/31/2002*...............    10.92          0.39             (0.13)            0.26           (0.39)           --
Year ended 3/31/2001................    10.51          0.40              0.41             0.81           (0.40)           --
Year ended 3/31/2000................    10.98          0.40             (0.47)           (0.07)          (0.40)        (0.00)##
INVESTOR C SHARES
Year ended 3/31/2004................   $11.18         $0.35            $ 0.03           $ 0.38          $(0.35)       $(0.00)##
Year ended 3/31/2003................    10.79          0.37              0.39             0.76           (0.37)           --
Year ended 3/31/2002*...............    10.92          0.39             (0.13)            0.26           (0.39)           --
Year ended 3/31/2001................    10.51          0.40              0.41             0.81           (0.40)           --
Year ended 3/31/2000................    10.98          0.39             (0.47)           (0.08)          (0.39)        (0.00)##

---------------

 * Effective April 1, 2001, the Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

   Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.58%.

   Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.33%.

   Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.

   Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 262

NATIONS FUNDS

                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                               RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL         NET ASSET                 NET ASSETS        OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS         VALUE                     END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND           END OF        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS      PERIOD       RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
   $(0.46)         $11.21         4.47%      $280,515            0.50%(a)         4.10%           17%           0.70%
    (0.48)          11.18         8.21        287,348            0.50(a)          4.36             7            0.70
    (0.50)          10.79         3.44        237,459            0.50(a)          4.58            10            0.72
    (0.50)          10.92         8.92        252,741            0.50             4.73             9            0.70
    (0.50)          10.51         0.29        228,698            0.50(a)          4.66            23            0.73

   $(0.43)         $11.21         4.21%      $ 57,288            0.75%(a)         3.85%           17%           0.95%
    (0.45)          11.18         7.95         57,088            0.75(a)          4.11             7            0.95
    (0.47)          10.79         3.18         45,678            0.75(a)          4.33            10            0.97
    (0.48)          10.92         8.65         43,655            0.75             4.48             9            0.95
    (0.47)          10.51         0.06         46,663            0.73(a)          4.43            23            0.98

   $(0.35)         $11.22         3.52%      $ 15,907            1.50%(a)         3.10%           17%           1.70%
    (0.37)          11.18         7.14         17,337            1.50(a)          3.36             7            1.70
    (0.39)          10.79         2.40          8,987            1.50(a)          3.58            10            1.72
    (0.40)          10.92         7.85          8,859            1.50             3.73             9            1.70
    (0.40)          10.51        (0.63)         9,073            1.41(a)          3.75            23            1.73

   $(0.35)         $11.21         3.43%      $  2,303            1.50%(a)         3.10%           17%           1.70%
    (0.37)          11.18         7.14          1,680            1.50(a)          3.36             7            1.70
    (0.39)          10.79         2.41            869            1.50(a)          3.58            10            1.72
    (0.40)          10.92         7.84            817            1.50             3.73             9            1.70
    (0.39)          10.51        (0.71)           759            1.50(a)          3.66            23            1.73

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the municipal bond portfolios of Funds
Trust: Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, Municipal Income Fund, California Intermediate Municipal Bond Fund, California Municipal Bond Fund, Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Kansas Municipal Income Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

A Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are generally valued by an independent pricing service. These valuations may be based upon a matrix pricing system and/or appraisals which considers such factors as security prices, yields, maturities, redemption features and credit ratings on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

When-issued/delayed-delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

NATIONS FUNDS

Dividends and distributions to shareholders: It is the policy of each Fund to declare dividends from net investment income daily and to pay such dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Fund:

                                                              ANNUAL RATE
                                                              -----------
Short-Term Municipal Income.................................     0.30%
Intermediate Municipal Bond and nine single-state
  Intermediate Municipal Bond Funds.........................     0.40%
Municipal Income and three single-state Municipal Bond
  Funds.....................................................     0.50%

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of each Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned an annual rate of 0.18% of the Funds' average daily net assets (net of waivers and sub-administration fees) for its administration services.

BACAP and/or its affiliates may, from time to time, reduce its fee payable by each Fund. During the year ended March 31, 2004 and until July 31, 2004, BACAP has agreed to reimburse expenses and/or waive fees to the extent that the total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Short-Term Municipal Income.................................     0.40%
Intermediate Municipal Bond and nine single-state
  Intermediate Municipal Bond Funds.........................     0.50%
Municipal Income and three single-state Municipal Bond
  Funds.....................................................     0.60%

BACAP is entitled to recover from the Funds (except Kansas Municipal Income
Fund) any fees waived or expenses reimbursed by BACAP during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

NATIONS FUNDS

At March 31, 2004, the amounts potentially recoverable by BACAP pursuant to this arrangement are as follows:

                                                  POTENTIAL AMOUNT TO    POTENTIAL AMOUNT TO         AMOUNT
                                                    RECOVER WITHIN         RECOVER WITHIN       RECOVERED DURING
                                                        3 YEARS                2 YEARS            PERIOD ENDED
FUND                                                 AS OF 3/31/04          AS OF 3/31/04           3/31/04
----------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.....................      $1,941,539             $1,533,069               $--
Intermediate Municipal Bond.....................       2,952,298              2,838,755                --
Municipal Income................................       1,197,407              1,468,151                --
California Intermediate Municipal Bond..........         324,547                221,927                --
California Municipal Bond.......................         573,485                605,058                --
Florida Intermediate Municipal Bond.............         486,395                494,942                --
Florida Municipal Bond..........................         274,866                296,315                --
Georgia Intermediate Municipal Bond.............         369,816                389,857                --
Maryland Intermediate Municipal Bond............         496,036                495,122                --
North Carolina Intermediate Municipal Bond......         481,044                481,144                --
South Carolina Intermediate Municipal Bond......         493,535                517,196                --
Tennessee Intermediate Municipal Bond...........         214,985                201,545                --
Texas Intermediate Municipal Bond...............         511,278                529,754                --
Virginia Intermediate Municipal Bond............         630,499                653,332                --

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A Shares of the Funds. For the year ended March 31, 2004, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statement of operations.

                                                              SUB-TRANSFER
                                                               AGENT FEE
FUND                                                             (000)
--------------------------------------------------------------------------
Short-Term Municipal Income.................................      $29
Intermediate Municipal Bond.................................       61
Municipal Income............................................       23
California Intermediate Municipal Bond......................        4
California Municipal Bond...................................        5
Florida Intermediate Municipal Bond.........................        7
Florida Municipal Bond......................................        2
Georgia Intermediate Municipal Bond.........................        5
Kansas Municipal Income.....................................        3
Maryland Intermediate Municipal Bond........................        6
North Carolina Intermediate Municipal Bond..................        6
South Carolina Intermediate Municipal Bond..................        7
Tennessee Intermediate Municipal Bond.......................        2
Texas Intermediate Municipal Bond...........................        8
Virginia Intermediate Municipal Bond........................        9

NATIONS FUNDS

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2004, the Funds were informed that the distributor received the following:

                                                        FRONT END               CONTINGENT DEFERRED
                                                       SALES CHARGE                 SALES CHARGE
                                                          (000)                        (000)
                                                       ------------    --------------------------------------
FUND                                                    INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
-------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income..........................      $48            $74            $--          $18
Intermediate Municipal Bond..........................       26             41            13             5
Municipal Income.....................................       36             25            17            --*
California Intermediate Municipal Bond...............       22             15            --             6
California Municipal Bond............................       98              8            31             2
Florida Intermediate Municipal Bond..................       62             15            15             1
Florida Municipal Bond...............................       54              1            10            --
Georgia Intermediate Municipal Bond..................       19             --            19             4
Kansas Municipal Income..............................        3             14             1            --*
Maryland Intermediate Municipal Bond.................       80              5            18             1
North Carolina Intermediate Municipal Bond...........       19              4             7             1
South Carolina Intermediate Municipal Bond...........       55             --             3             1
Tennessee Intermediate Municipal Bond................       29              2             5             1
Texas Intermediate Municipal Bond....................        3             --*            1            --
Virginia Intermediate Municipal Bond.................       59             --*            4             1

---------------

 *Amount represents less than $500.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Fund's Statements of net assets.

Certain Funds have made daily investments of cash balances in Nations Tax-Exempt Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Tax-Exempt Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors

NATIONS FUNDS
from the Funds. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                                   ADMINISTRATION FEES
                                                                ADVISORY FEES       (EARNED BY BACAP
                                                              (EARNED BY BACAP)       DISTRIBUTORS)
FUND                                                                (000)                 (000)
------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.................................         $31                   $13
Intermediate Municipal Bond.................................          35                    14
Municipal Income............................................           4                     1
California Intermediate Municipal Bond......................           2                     1
California Municipal Bond...................................           3                     1
Florida Intermediate Municipal Bond.........................           5                     2
Florida Municipal Bond......................................           1                     1
Georgia Intermediate Municipal Bond.........................           4                     2
Kansas Municipal Income.....................................           1                     1
Maryland Intermediate Municipal Bond........................           7                     3
North Carolina Intermediate Municipal Bond..................           5                     2
South Carolina Intermediate Municipal Bond..................           6                     2
Tennessee Intermediate Municipal Bond.......................           3                     1
Texas Intermediate Municipal Bond...........................           6                     3
Virginia Intermediate Municipal Bond........................           7                     3

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2004, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT    PLAN
                                                               RATE      LIMIT
                                                              ----------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................    0.25%*   0.25%
Investor B and Investor C Shareholder Servicing Plans.......    0.25%    0.25%
Investor B and Investor C Distribution Plans................    0.75%    0.75%

---------------

 *Short-Term Municipal Income pays its shareholder servicing fees, at the rates shown above, under a separate shareholder servicing plan.

NATIONS FUNDS

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Short-Term Municipal Income.................................  $465,767     $230,950
Intermediate Municipal Bond.................................   298,298      400,407
Municipal Income............................................    56,368      147,784
California Intermediate Municipal Bond......................    29,553       17,291
California Municipal Bond...................................    29,727       57,839
Florida Intermediate Municipal Bond.........................    61,581       76,681
Florida Municipal Bond......................................     9,065       25,461
Georgia Intermediate Municipal Bond.........................    19,115       33,196
Kansas Municipal Income.....................................    10,439       24,639
Maryland Intermediate Municipal Bond........................    47,434       46,075
North Carolina Intermediate Municipal Bond..................    47,503       56,733
South Carolina Intermediate Municipal Bond..................    38,742       55,753
Tennessee Intermediate Municipal Bond.......................    16,256       30,979
Texas Intermediate Municipal Bond...........................    43,640       61,030
Virginia Intermediate Municipal Bond........................    58,096       64,450

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2004 for the Intermediate Municipal Bond Fund were $14,465 and $14,086, respectively.

5.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

                       INTERMEDIATE MUNICIPAL BOND FUNDS

INVESTOR B SHARES PURCHASED:                                    WILL CONVERT TO INVESTOR A SHARES AFTER:
--------------------------------------------------------------------------------------------------------
-- after November 15, 1998                                               Eight years
-- between August 1, 1997 and November 15, 1998
    $0 - $499,999                                                        Six years
    $500,000 - $999,999                                                  Five years
-- before August 1, 1997                                                 Six years

                             MUNICIPAL INCOME FUND

INVESTOR B SHARES PURCHASED:                                    WILL CONVERT TO INVESTOR A SHARES AFTER:
--------------------------------------------------------------------------------------------------------
-- after November 15, 1998                                               Eight years
-- between August 1, 1997 and November 15, 1998
    $0 - $249,999                                                        Nine years
    $250,000 - $499,999                                                  Six years
    $500,000 - $999,999                                                  Five years
-- before August 1, 1997                                                 Eight years

NATIONS FUNDS

                    ALL OTHER LONG-TERM MUNICIPAL BOND FUNDS

INVESTOR B SHARES PURCHASED:                                    WILL CONVERT TO INVESTOR A SHARES AFTER:
--------------------------------------------------------------------------------------------------------
-- after November 15, 1998                                               Eight years
-- between August 1, 1997 and November 15, 1998
    $0 - $249,999                                                        Nine years
    $250,000 - $499,999                                                  Six years
    $500,000 - $999,999                                                  Five years
-- before August 1, 1997                                                 Nine years

See Schedules of capital stock activity.

6.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
Short-Term Municipal Income.................................      $ 45          1.50%
Intermediate Municipal Bond.................................         5          1.51
Municipal Income............................................       132          1.54
California Intermediate Municipal Bond......................        25          1.51
California Municipal Bond...................................        43          1.56
Florida Intermediate Municipal Bond.........................        40          1.50
Florida Municipal Bond......................................        20          1.53
Georgia Intermediate Municipal Bond.........................         3          1.49
Kansas Municipal Income.....................................        24          1.62
Maryland Intermediate Municipal Bond........................        13          1.54
North Carolina Intermediate Municipal Bond..................        16          1.48
South Carolina Intermediate Municipal Bond..................        16          1.52
Tennessee Intermediate Municipal Bond.......................        28          1.49
Texas Intermediate Municipal Bond...........................        57          1.49
Virginia Intermediate Municipal Bond........................        77          1.60

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

NATIONS FUNDS

7.  INCOME TAXES

Information on the tax components of capital as of March 31, 2004 is as follows:

                                                                                        NET TAX        UNDISTRIBUTED
                                                                                       UNREALIZED        TAX EXEMPT
                                      COST OF         GROSS TAX       GROSS TAX      APPRECIATION/         AND/OR
                                  INVESTMENTS FOR     UNREALIZED      UNREALIZED     (DEPRECIATION)       ORDINARY
                                   TAX PURPOSES      APPRECIATION    DEPRECIATION    ON INVESTMENTS        INCOME
FUND                                   (000)            (000)           (000)            (000)             (000)
---------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.....    $1,221,163         $ 19,970        $  (443)         $ 19,527           $   --
Intermediate Municipal Bond.....     1,770,101          109,556         (2,119)          107,437            1,085
Municipal Income................       636,641           63,322         (1,607)           61,715              980
California Intermediate
  Municipal Bond................       135,849            7,455           (162)            7,293               --
California Municipal Bond.......       274,079           23,342           (119)           23,223              356
Florida Intermediate Municipal
  Bond..........................       229,996           11,190           (375)           10,815               74
Florida Municipal Bond..........        97,424            9,951            (51)            9,900              219
Georgia Intermediate Municipal
  Bond..........................       154,637           10,936            (95)           10,841              123
Kansas Municipal Income.........        76,711            4,304            (60)            4,244               85
Maryland Intermediate Municipal
  Bond..........................       226,700           15,307           (789)           14,518               --
North Carolina Intermediate
  Municipal Bond................       218,365           15,851           (171)           15,680              581
South Carolina Intermediate
  Municipal Bond................       229,468           16,655           (200)           16,455              559
Tennessee Intermediate Municipal
  Bond..........................        54,680            3,811            (28)            3,783                8
Texas Intermediate
  Municipal Bond................       244,509           17,718            (92)           17,626              163
Virginia Intermediate Municipal
  Bond..........................       331,376           21,755           (699)           21,056              209


                                   UNDISTRIBUTED
                                  LONG-TERM GAINS/
                                    (ACCUMULATED
                                   CAPITAL LOSS)
FUND                                   (000)
--------------------------------  ----------------
Short-Term Municipal Income.....      $   (821)
Intermediate Municipal Bond.....         1,329
Municipal Income................       (11,028)
California Intermediate
  Municipal Bond................           299
California Municipal Bond.......         1,446
Florida Intermediate Municipal
  Bond..........................           568
Florida Municipal Bond..........           898
Georgia Intermediate Municipal
  Bond..........................        (2,465)
Kansas Municipal Income.........           679
Maryland Intermediate Municipal
  Bond..........................          (683)
North Carolina Intermediate
  Municipal Bond................          (879)
South Carolina Intermediate
  Municipal Bond................           248
Tennessee Intermediate Municipal
  Bond..........................            74
Texas Intermediate
  Municipal Bond................           234
Virginia Intermediate Municipal
  Bond..........................           303

At March 31, 2004, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING
                                                    IN 2008     IN 2009     IN 2010     IN 2011     IN 2012
FUND                                                 (000)       (000)       (000)       (000)       (000)
------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income*......................    $ --        $360        $15        $  336      $  110
Municipal Income..................................     502         734         --         8,472       1,320
Georgia Intermediate Municipal Bond...............     843         608         58           956          --
Maryland Intermediate Municipal Bond..............      --         202         --           480          --
North Carolina Intermediate Municipal Bond........      --         879         --            --          --

       ----------------------

       * Short-Term Municipal Income had $24,557 in capital losses which expired during the year ended March 31, 2004.

During the year ended March 31, 2004, the following Funds utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
Florida Intermediate Municipal Bond.........................      $1,186
Georgia Intermediate Municipal Bond.........................         138
Maryland Intermediate Municipal Bond........................       1,060
North Carolina Intermediate Municipal Bond..................       1,045
Tennessee Intermediate Municipal Bond.......................         215
Texas Intermediate Municipal Bond...........................       2,702
Virginia Intermediate Municipal Bond........................       1,182

NATIONS FUNDS

The tax composition of distributions were as follows:

                                                               3/31/04                                 3/31/03
                                                 ------------------------------------    ------------------------------------
                                                  TAX-                                    TAX-
                                                 EXEMPT     ORDINARY      LONG-TERM      EXEMPT     ORDINARY      LONG-TERM
                                                 INCOME      INCOME     CAPITAL GAINS    INCOME      INCOME     CAPITAL GAINS
FUND                                              (000)      (000)          (000)         (000)      (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income....................  $23,248     $  194        $   --        $19,403      $ 60         $   --
Intermediate Municipal Bond....................   75,755      1,095         1,890         71,604       547          3,490
Municipal Income...............................   33,446         80            --         39,639       616             --
California Intermediate Municipal Bond.........    4,761         35           862          2,888        27            839
California Municipal Bond......................   13,356         79         3,022         13,104        33            303
Florida Intermediate Municipal Bond............    9,116         78            --         10,203        82             --
Florida Municipal Bond.........................    4,667        105         1,078          5,627        17          2,308
Georgia Intermediate Municipal Bond............    6,887         65            --          7,903        11             --
Kansas Municipal Income........................    3,279         --*          823          3,970         7            203
Maryland Intermediate Municipal Bond...........    9,144        110            --          9,778       116             --
North Carolina Intermediate Municipal Bond.....    9,201        246            --          9,853       102             --
South Carolina Intermediate Municipal Bond.....    9,896        661         2,000         11,681       295             74
Tennessee Intermediate Municipal Bond..........    2,576         12            --          2,578         5             --
Texas Intermediate Municipal Bond..............   10,528         51            --         12,558        41             --
Virginia Intermediate Municipal Bond...........   13,705        358             9         14,613       240             --

---------------
 *Amount represents less than $500

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to adjustments for market discount and accretion on securities sold.

                                                                            ACCUMULATED NET
                                                     UNDISTRIBUTED      REALIZED GAIN/(LOSS) ON
                                                   INVESTMENT INCOME       INVESTMENTS SOLD        PAID-IN CAPITAL
FUND                                                     (000)                   (000)                  (000)
------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income......................        $  23                   $  39                  $(62)
Intermediate Municipal Bond......................         (126)                    126                    --
Municipal Income.................................           23                     (23)                   --
California Intermediate Municipal Bond...........           --                      --                    --
California Municipal Bond........................           (1)                      1                    --
Florida Intermediate Municipal Bond..............          (79)                     79                    --
Florida Municipal Bond...........................           21                     (21)                   --
Georgia Intermediate Municipal Bond..............           (1)                      1                    --
Kansas Municipal Income..........................          (26)                     26                    --
Maryland Intermediate Municipal Bond.............           14                       4                   (18)
North Carolina Intermediate Municipal Bond.......           37                     (37)                   --
South Carolina Intermediate Municipal Bond.......          132                    (132)                   --
Tennessee Intermediate Municipal Bond............           11                     (11)                   --
Texas Intermediate Municipal Bond................          (53)                     53                    --
Virginia Intermediate Municipal Bond.............           46                     (46)                   --

NATIONS FUNDS

8.  REORGANIZATIONS

FUND REORGANIZATION

On May 10, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and assumed the liabilities of certain Nations Municipal Bond Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                                       TOTAL NET ASSETS OF
                                                           TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND
                                                              ACQUIRED FUND        ACQUIRING FUND       AFTER ACQUISITION
ACQUIRING FUND                     ACQUIRED FUND                  (000)                 (000)                 (000)
--------------------------------------------------------------------------------------------------------------------------
Georgia Intermediate       Georgia Municipal Bond
  Municipal Bond                                                 $23,940              $153,547              $177,487
Maryland Intermediate      Maryland Municipal Bond
  Municipal Bond                                                  39,141               203,873               243,014
North Carolina             North Carolina Municipal Bond
  Intermediate Municipal
  Bond                                                            41,805               198,749               240,554
South Carolina             South Carolina Municipal Bond
  Intermediate Municipal
  Bond                                                            25,594               240,434               266,028
Tennessee Intermediate     Tennessee Municipal Bond
  Municipal Bond                                                   8,813                53,262                62,075
Texas Intermediate         Texas Municipal Bond
  Municipal Bond                                                  12,262               275,678               287,940
Virginia Intermediate      Virginia Municipal Bond
  Municipal Bond                                                  32,767               297,423               330,190

                             ACQUIRED
                               FUND
                            UNREALIZED
                           APPRECIATION
ACQUIRING FUND                (000)
-------------------------  ------------
Georgia Intermediate
  Municipal Bond              $1,033
Maryland Intermediate
  Municipal Bond               2,176
North Carolina
  Intermediate Municipal
  Bond                         2,158
South Carolina
  Intermediate Municipal
  Bond                         1,515
Tennessee Intermediate
  Municipal Bond                 411
Texas Intermediate
  Municipal Bond                 906
Virginia Intermediate
  Municipal Bond               1,288

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Funds Trust listed in the left column below (each a "Fund") reorganized into a newly created successor fund listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund of Nations Funds Trust. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                                   REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
---------------------------------------------------------------------------------------------------------
Georgia Intermediate Municipal Bond                  Georgia Intermediate Municipal Bond
Maryland Intermediate Municipal Bond                 Maryland Intermediate Municipal Bond
North Carolina Intermediate Municipal Bond           North Carolina Intermediate Municipal Bond
South Carolina Intermediate Municipal Bond           South Carolina Intermediate Municipal Bond
Tennessee Intermediate Municipal Bond                Tennessee Intermediate Municipal Bond
Texas Intermediate Municipal Bond                    Texas Intermediate Municipal Bond
Virginia Intermediate Municipal Bond                 Virginia Intermediate Municipal Bond
Short-Term Municipal Income                          Short-Term Municipal Income
Intermediate Municipal Bond                          Intermediate Municipal Bond
Municipal Income                                     Municipal Income
Florida Intermediate Municipal Bond                  Florida Intermediate Municipal Bond
Florida Municipal Bond                               Florida Municipal Bond

On May 17, 2002, the California Municipal Bond Fund of Nations Reserves (the "Fund") reorganized into a newly created successor fund of Nations Funds Trust that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of the Fund for shares of equal value of the newly created successor fund. The financial statements of the successor fund reflect the historical financial results of the Fund prior to the reorganization.

NATIONS FUNDS

CONVERSION OF COMMON TRUST FUNDS

On August 16, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the net assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                                                                                     TOTAL NET ASSETS OF
                                                       TOTAL NET ASSETS OF    TOTAL NET ASSETS OF      ACQUIRING FUND
                                                          ACQUIRED FUND         ACQUIRING FUND        AFTER CONVERSION
ACQUIRING FUND                     ACQUIRED FUND              (000)                  (000)                  (000)
------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond      Bank of America            $ 11,110              $1,264,040             $1,275,150
                                 Oregon Tax-Exempt
                                 Income Fund
Intermediate Municipal Bond      Bank of America              31,309               1,264,040              1,295,349
                                 Arizona Tax-Exempt
                                 Fund
Intermediate Municipal Bond      Bank of America             367,794               1,264,040              1,631,834
                                 National
                                 Intermediate Tax-
                                 Exempt Bond Fund
Intermediate Municipal Bond      Bank of America             297,125               1,264,040              1,561,165
                                 National Short-
                                 Intermediate Tax-
                                 Exempt Fund
California Intermediate
  Municipal Bond                 Bank of America             130,380                      --                130,380
                                 Shorter-Term
                                 California Tax-
                                 Exempt Fund
California Municipal Bond        Bank of America             122,576                 229,347                351,923
                                 Longer-Term
                                 California Tax-
                                 Exempt Fund

                                   ACQUIRED
                                     FUND
                                  UNREALIZED
                                 APPRECIATION
ACQUIRING FUND                      (000)
-------------------------------  ------------
Intermediate Municipal Bond        $   586
Intermediate Municipal Bond          1,410
Intermediate Municipal Bond         17,039
Intermediate Municipal Bond         15,339
California Intermediate
  Municipal Bond                     7,518
California Municipal Bond            8,475

9.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including certain Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition,

NATIONS FUNDS

Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

For the fiscal year ended March 31, 2004, Bank of America Corporation has assumed $5.8 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to 19 Funds based on their respective average nets assets for the year ended March 31, 2004. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, the Funds were reimbursed fees to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to market timing during the indicated periods as follows: Nations Intermediate Municipal Bond Fund (August 2002 through June
2003) -- $13,802; Nations Municipal Income Fund (January 2000 through June
2003) -- $64,062 and Nations California Municipal Bond Fund (August 2000 through June 2003) -- $8,184. These amounts are reflected as "Reimbursement from Investment Advisor" on each impacted Fund's Statement of operations and are also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursements described in the preceding paragraphs reflect only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and do not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, could have a positive effect, but in no case will they have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

NATIONS FUNDS

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations California Intermediate Municipal Bond Fund, Nations California Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, and Nations Virginia Intermediate Municipal Bond Fund (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the following percentage of distributions made from net investment income of the Nations Municipal Bond Funds are exempt for Federal income tax purposes. A portion of the income may also be subject to Federal Alternative Minimum Tax.

                                                                   FEDERAL EXEMPT
FUND                                                                 PERCENTAGE
---------------------------------------------------------------------------------------
Short-Term Municipal Income.................................            99.17%
Intermediate Municipal Bond.................................            98.58%
Municipal Income............................................            99.76%
California Intermediate Municipal Bond......................            99.28%
California Municipal Bond...................................            99.41%
Florida Intermediate Municipal Bond.........................            99.16%
Florida Municipal Bond......................................            97.79%
Georgia Intermediate Municipal Bond.........................            99.06%
Kansas Municipal Income.....................................           100.00%
Maryland Intermediate Municipal Bond........................            98.81%
North Carolina Intermediate Municipal Bond..................            97.40%
South Carolina Intermediate Municipal Bond..................            93.74%
Tennessee Intermediate Municipal Bond.......................            99.53%
Texas Intermediate Municipal Bond...........................            99.52%
Virginia Intermediate Municipal Bond........................            97.46%

For the fiscal year ended March 31, 2004, the amount of total long-term capital gains and 15% long-term capital gains distributed by Funds Trust were as follows:

                                                                               PORTION
                                                                 TOTAL       SUBJECT TO
                                                               LONG-TERM    15% LONG-TERM
FUND                                                          CAPITAL GAIN  CAPITAL GAIN
-----------------------------------------------------------------------------------------
Intermediate Municipal Bond.................................   $1,890,496    $1,890,496
California Intermediate Municipal Bond......................      862,220       156,018
California Municipal Bond...................................    3,021,298       796,781
Florida Municipal Bond......................................    1,079,666       716,564
Kansas Municipal Income.....................................      822,032       588,694
South Carolina Intermediate Municipal Bond..................    2,000,017       976,397
Virginia Intermediate Municipal Bond........................        9,462         9,342

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                     80
Age: 60                  Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman                             (a company formed to advise and
of the Board                                     buy family owned companies) from
                                                 1998 through April 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                  Trustee since 1999      July 1997, Chairman and Chief
Trustee                                          Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                  Trustee since 1999      Professor of Business
Trustee                                          Administration -- Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean -- Fuqua School
                                                 of Business Europe, Duke
                                                 University, July 1999 through
                                                 June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                78
Age: 68                  Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                          1996 to May 2000; Commandant --
                                                 United States Marine Corps from
                                                 July 1991 to July 1995;
                                                 Member -- Board of Advisors to
                                                 the Comptroller General of the
                                                 United States
Dr. Cornelius J. Pings   Indefinite term;        Retired; President -- Association            78
Age: 75                  Trustee since 1999      of American Universities from
Trustee                                          Feb. 1993 through June 1998

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 60                 Corporation (electronic equipment
Trustee and Chairman    manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the
                        Board and Board Member, Nations
                        Funds complex (4 other registered
                        investment companies)
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (transformer
Trustee                 manufacturer) and Faison
                        Enterprises (real estate
                        development); Director and Vice
                        Chairman, Aegis Insurance Services,
                        Ltd. (a mutual fund insurance
                        company in Bermuda); and Board
                        Member, Nations Funds complex (4
                        other registered investment
                        companies)
Thomas F. Keller        Director -- Wendy's International,
Age: 72                 Inc. (restaurant operating and
Trustee                 franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Board Member,
                        Nations Funds complex (4 other
                        registered investment companies)

Carl E. Mundy, Jr.      Chairman and Trustee -- Board of
Age: 68                 Trustees, Marine Corps University
Trustee                 Foundation; Director -- Schering-
                        Plough (pharmaceuticals and health
                        care products) and General Dynamics
                        Corporation (defense systems); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
Dr. Cornelius J. Pings  Director -- Farmers Group, Inc.
Age: 75                 (insurance company) and Edelbrock
Trustee                 Corp. (automotive products); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Minor M. Shaw            Indefinite term;        President -- Micco Corporation               78
Age: 56                  Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker        Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                  Trustee since 1999      Financial Officer -- Albemarle
Trustee                                          Corporation (chemical
                                                 manufacturing) through February
                                                 2003
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III    Indefinite term;        President and Treasurer, Saunders            78
Age: 67                  Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers         Indefinite term;        Retired                                      78
Age: 65                  Trustee since 1999
Trustee
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                  Trustee since 1999      & Boothe LLP (law firm)
Trustee

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Minor M. Shaw           Chairman -- Wofford College Board
Age: 56                 of Trustees; Chairman and
Trustee                 Trustee -- The Daniel-Mickel
                        Foundation of South Carolina;
                        Vice-Chairman and
                        Trustee -- Greenville-Spartanburg
                        Airport Commission and Duke
                        Endowment; Trustee -- The
                        Hollingsworth Funds, The Belle
                        Baruch Foundation and the South
                        Carolina Foundation for Independent
                        Colleges; Chair-Elect -- Urban
                        League of the Upstate; Board
                        Member -- United Way of Greenville
                        County; Vice-Chair -- Greenville
                        Chamber of Commerce; Board
                        Member -- United Way of South
                        Carolina; and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)
Charles B. Walker       Director -- Ethyl Corporation
Age: 65                 (chemical manufacturing); and
Trustee                 Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III   Director -- Saunders & Benson, Inc.
Age: 67                 (insurance); Insurance Managers
Trustee                 Inc. (insurance); and
                        Trustee -- Nations Funds complex (2
                        other registered investment
                        companies)
James B. Sommers        Chairman Emeritus -- Central
Age: 65                 Piedmont Community College
Trustee                 Foundation; Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority and Carolina Pad & Paper
                        Company; Trustee -- Mint Museum of
                        Art; and Trustee, Nations Funds
                        complex (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 65                 Furniture Company, Inc. (furniture)
Trustee                 and Bassett Mirror Company (glass
                        furniture); and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund



SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations LargeCap Enhanced Core Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund



MUNIAR
(3/04)

                                             Nations Convertible
                                             Securities Fund

                                             Nations Asset
                                             Allocation Fund

                                             Nations Value Fund

                                             Nations MidCap Value Fund

                                             Nations SmallCap Value Fund

                                             Nations Marsico
                                             Growth Fund

                                             Nations Strategic
                                             Growth Fund

         STOCK FUNDS                         Nations Marsico
         --------------------------------    Focused Equities Fund
         Annual report for the year
         ended March 31, 2004                Nations MidCap
                                             Growth Fund

                                             Nations Marsico 21st
                                             Century Fund

                                             Nations Small
                                             Company Fund




                                            [NATIONS FUNDS LOGO]TM

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S LETTER
                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial Average(1) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

                           Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           (1)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (3)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHAIRMAN'S AND PRESIDENT'S LETTER
CONTINUED...

                           MARKET OUTLOOK
                           We remain encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           NATIONS FUNDS UPDATE
                           Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

                           (4)The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Convertible Securities Fund                           3
                                       Nations Asset Allocation Fund                                 8
                                       Nations Value Fund                                           13
                                       Nations MidCap Value Fund                                    18
                                       Nations SmallCap Value Fund                                  23
                                       Nations Marsico Growth Fund                                  28
                                       Nations Strategic Growth Fund                                32
                                       Nations Marsico Focused Equities Fund                        37
                                       Nations MidCap Growth Fund                                   41
                                       Nations Marsico 21st Century Fund                            46
                                       Nations Small Company Fund                                   50
                                       FINANCIAL STATEMENTS
                                       Statements of net assets                                     55
                                       Statements of operations                                     92
                                       Statements of changes in net assets                          94
                                       Schedules of capital stock activity                         100
                                       Financial highlights                                        112
                                       Notes to financial statements                               134
                                       Tax information                                             153
                                       Statement of net assets -- Nations Master Investment Trust  155
                                         Nations Marsico Growth Master Portfolio                   156
                                         Nations Strategic Growth Master Portfolio                 158
                                         Nations Marsico Focused Equities Master Portfolio         160
                                         Nations Small Company Master Portfolio                    162
                                       Statement of operations                                     165
                                       Statement of changes in net assets                          166
                                       Financial highlights                                        168
                                       Notes to financial statements                               169
                                       Fund governance                                             178

The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER SERVICE                   research firm that measures
                                                                        customer service levels and
                                  IN RECOGNITION OF ITS COMMITMENT      establishes benchmarks in the
                                  TO PROVIDE SHAREHOLDERS WITH THE      financial services industry.
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

NATIONS CONVERTIBLE

SECURITIES FUND

INCOME STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS CONVERTIBLE SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Income Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund, manages the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Convertible Securities Fund Investor A Shares provided shareholders with a total return of 29.32%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Our investment style seeks to exploit to the fullest extent the unique characteristics of convertible securities, while adhering to a disciplined investment process and adapting to the ever-evolving market environment. Within the convertible securities asset class universe, we focus on securities known as balanced convertibles. Balanced convertibles exhibit both fixed income and equity features, and generally produce the highest risk-adjusted returns. We believe over the long run this strategy will outperform strategies that focus purely either on fixed income sensitivity or on equity sensitivity.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Convertible Securities Fund (Investor A Shares) returned 29.32% compared with a return of 28.58% for its benchmark, the Merrill Lynch All Convertibles All Qualities Index.***

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           This fiscal period was a total opposite of the previous period. The market was willing to look past the corporate trials and continued geopolitical concerns, focusing instead on continued low inflation and a slowly improving national economy. These factors led to a strong showing by all markets, as the S&P 500 Index+ returned 34.12% for the 12 months ended March 31, 2004.

                           Conditions were close to perfect for convertibles during the last fiscal year. Lower rates, tighter high yield spreads and rising stock prices provided the impetus for one of the best 12-month periods in convertible investing. Convertibles outstanding are still quite sensitive to interest rates after the long fall that most issues experienced in the three previous years. The newer issues, that is, securities issued in late 2002

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reject the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch All Convertibles All Qualities Index, an unmanaged index, measures the performance of U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have a total market value greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           MOST CONVERTIBLE SECURITIES ARE BELOW INVESTMENT GRADE AND TEND TO BE
                           MORE SPECULATIVE THAN HIGHER RATED SECURITIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CONVERTIBLE

SECURITIES FUND

INCOME STRATEGIES TEAM COMMENTARY continued


                           or 2003, typically have more equity sensitivity and responded to the strong upward movement in stock prices.

                           Seven year treasury yields fell from 3.8% in March of 2003 to under 3.4% one year later. At the same time, high yield spreads to treasuries, which measure the bond value for most convertibles, fell more than three percentage points. These two factors, the general decline in interest rates combined with a narrowing of the amount by which most convertibles sell over treasuries, provided a very powerful lift to most convertible securities.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?++

                           Technology was the Fund's best performing sector, coming off a very depressed base. Agere Systems Inc., which we bought in March of 2003 in the low 90s, topped 140 percent of par by the end of the fiscal year as the stock doubled in price. Vishay Intertechnology Inc., which we held for only for six months, experienced the same kind of vibrant performance. The company's stock nearly doubled, quickly sending the bond price from the 90s to over 140 percent of par.

                           The communications sector, while not as strong as technology, also registered sharp gains. One of the Fund's American Tower Corporation issues rose more than 23% in only six months. The Fund's two issues that are convertible into shares of Motorola, Inc. also performed extremely well. One gained nearly 50% and the other almost 100%, as that company's stock price more than doubled during the fiscal year.

                           We have generally favored the basic materials and capital goods sectors on the assumption that they would prosper in a broad economic recovery. Consistent with our expectations, holdings in these areas outperformed most sectors. Our investment in metals producer Freeport-McMoRan Copper & Gold, Inc. gained more than 50% during the fiscal year, as did the Fund's two International Nickel Company (Inco), Ltd. convertibles.

                           In addition, Tyco International Ltd. stock rose 100% and as a result, the two convertibles we own did quite well.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The aerospace industry was a laggard in the capital goods sector, advancing only half as much as the overall market. Relative to the benchmark, however, our portfolio was underweight the aerospace industry. Transportation exposures also tended to lag the market. We had concerns both about slow industry growth as well as the cost of fuel. Investment results from Union Pacific pfd were disappointing and we redeemed the position during the year.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW ARE YOU POSITIONING THE FUND?

                           As the economy appears to be gaining strength, we expect rates to rise sometime during this fiscal year. At the same time, we don't expect an improvement in spreads to treasuries and believe these two factors will, at best, have a neutral effect on convertible securities. We are taking steps to incorporate this outlook into our

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 4

NATIONS CONVERTIBLE

SECURITIES FUND

INCOME STRATEGIES TEAM COMMENTARY continued


                           portfolio. Lastly, we feel earnings will be good and that stock prices should continue to appreciate.

                           We are reducing our interest sensitive issues and increasing our equity sensitive issues. We continue to take full advantage of new issues when they meet our criteria. As always we continue to strive for a balanced risk/return approach to the convertible market.

NATIONS CONVERTIBLE SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 7.0%  Electric power - Non nuclear
 6.9%  Pharmaceuticals
 6.6%  Telecommunications services
 4.2%  Oilfield services
 4.1%  Diversified manufacturing
 3.7%  Broadcasting and cable
 3.6%  Insurance
 3.4%  Medical devices and supplies
 3.4%  Health services
 3.3%  Computer services
53.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Tyco International Group, 3.125%
                                                                                 01/15/23                                1.6%
                                                                            -------------------------------------------------
                                                                              2  Xerox Corporation                       1.2%
                                                                            -------------------------------------------------
                                                                              3  Invitrogen Corporation, 2.000%
                                                                                 08/01/23                                1.2%
                                                                            -------------------------------------------------
                                                                              4  AT&T Corporation - Liberty Media
                                                                                 Group, 4.000% 11/15/29                  1.2%
                                                                            -------------------------------------------------
                                                                              5  Teva Pharmaceutical Industries, Ltd.,
                                                                                 0.500% 02/01/24                         1.2%
                                                                            -------------------------------------------------
                                                                              6  Sealed Air Corporation, 3.000%
                                                                                 06/30/33                                1.2%
                                                                            -------------------------------------------------
                                                                              7  General Motors Corporation              1.2%
                                                                            -------------------------------------------------
                                                                              8  Sovereign Capital Trust IV              1.2%
                                                                            -------------------------------------------------
                                                                              9  Halliburton Company, 3.125% 07/15/23    1.1%
                                                                            -------------------------------------------------
                                                                             10  Health Management Associates, Inc.,
                                                                                 1.500% 08/01/23                         1.1%
                                                                            -------------------------------------------------






                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CONVERTIBLE SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                LIPPER CONVERTIBLE                            MERRILL LYNCH ALL
                                        NATIONS CONVERTIBLE      SECURITIES FUNDS       CSFB CONVERTIBLE       CONVERTIBLES ALL
                                          SECURITIES FUND            AVERAGE            SECURITIES INDEX       QUALITIES INDEX
                                        -------------------     ------------------      ----------------      -----------------
Mar. 31 1994                                  10000.00               10000.00               10000.00               10000.00
1995                                           9582.00               10262.00               10480.00               12475.00
                                              11983.00               12542.00               12003.00               14259.00
1997                                          13810.00               13939.00               13402.00               16965.00
                                              17547.00               17578.00               15321.00               18358.00
1999                                          18123.00               17564.00               15208.00               26494.00
                                              25259.00               24701.00               15254.00               23395.00
2001                                          23269.00               21063.00               15370.00               22471.00
                                              24079.00               21122.00               15886.00               21358.00
2003                                          21387.00               19707.00               17079.00               26869.00
Mar. 31 2004                                  27657.00               25400.00               20983.00               34548.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                LIPPER CONVERTIBLE                            MERRILL LYNCH ALL
                                        NATIONS CONVERTIBLE      SECURITIES FUNDS       CSFB CONVERTIBLE       CONVERTIBLES ALL
                                          SECURITIES FUND            AVERAGE            SECURITIES INDEX       QUALITIES INDEX
                                        -------------------     ------------------      ----------------      -----------------
Mar. 31 1994                                   10000                  10000                  10000                  10000
1995                                           10167                  10262                  10480                  12475
                                               12714                  12542                  12003                  14259
1997                                           14653                  13939                  13402                  16965
                                               18618                  17578                  15321                  18358
1999                                           19228                  17564                  15208                  26494
                                               26801                  24701                  15254                  23395
2001                                           24689                  21063                  15370                  22471
                                               25548                  21122                  15886                  21358
2003                                           22692                  19707                  17079                  26869
Mar. 31 2004                                   29345                  25400                  20983                  34548


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              11.37%     10.71%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Convertible Securities Fund over the last 10 years. The CSFB Convertible Securities Index is a widely-used unmanaged index that measures the performance of convertible securities. The Merrill Lynch All Convertibles All Qualities Index is an unmanaged index which measures the performance of U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance. Funds in the Lipper Convertible Securities Funds Average invest their portfolios primarily in convertible bonds and convertible preferred shares. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A             INVESTOR B++              INVESTOR C
                                             PRIMARY A+      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                               5/21/99              9/25/87                  7/15/98                 10/21/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             29.54%        29.32%      21.88%      28.30%      23.30%       28.31%      27.31%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         6.14%         5.93%       3.86%       5.12%       4.21%        5.09%       5.09%
5 YEARS                                         9.30%         8.82%       7.54%       8.01%       7.72%        8.00%       8.00%
10 YEARS                                       11.61%        11.37%      10.71%      10.91%      10.91%           --          --
SINCE INCEPTION                                12.94%        12.80%      12.39%      12.52%      12.52%        9.81%       9.81%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is September 25, 1987.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower.

The annual reports for the fiscal year ended March 31, 2003 and prior years compared the Fund's performance to the CSFB Convertible Securities Index. The Fund changed the Index to which it compares its performance because the Merrill Lynch All Convertibles All Qualities Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

NATIONS ASSET

ALLOCATION FUND

INVESTMENT STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON NATIONS ASSET ALLOCATION FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Investment Strategies Team and the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Asset Allocation Fund Investor A Shares provided shareholders with a total return of 24.73%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund invests in a mix of equity and fixed income securities that provide exposure primarily to the domestic capital markets. The Fund seeks total return performance through a balance of long-term capital appreciation from equities and the stabilizing characteristics of fixed income investments.
                           The equity portfolio invests in large- and mid-capitalization stocks of generally well-known companies that are recognized leaders in their industry. Combining rigorous fundamental research and quantitative analysis, the team selects securities according to their competitive advantages, solid or improving financial health and attractive valuations. Risk controls are utilized for adequate diversification across market capitalization, economic sectors and growth/value styles. The Russell 1000 Index,*** the benchmark for the equity portion of the Fund, reflects the core investment style of the equity portfolio. Although the investment universe consists of both growth and value companies, the quantitative methods driving the investment process may, at times, warrant tactical tilts away from the Fund's benchmark.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Asset Allocation Fund (Investor A Shares) returned 24.73%. This compares with a 36.37% return for the Russell 1000 Index, a 5.40% return for the Lehman Brothers U.S. Aggregate Index+, and 23.99% return for the Russell 1000 Index and Lehman Brothers U.S. Aggregate Index in a 60/40 mix over the same time period.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The Lehman Brothers U.S. Aggregate Index is an unmanaged index of U.S. government agency and U.S. Treasury securities, corporate bonds, and agency- and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS ASSET

ALLOCATION FUND

INVESTMENT STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued


                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           The economy was characterized by robust activity the past 12 months after the more anemic post-recession levels of the prior period. Since the low attained on March 11, 2003, capital markets entered a new cycle marked by solid economic growth and positive stock returns. At the beginning of the cycle, equity investors willing to take on higher risk were rewarded. As the economy moved into a sustained growth environment, investor sentiment shifted toward higher quality larger capitalization stocks. Recently, geopolitical concerns have also encouraged rotation toward stocks with increased downside protection, such as higher dividend yielding securities.

                           The rebound in equities after the three-year bear market contributed to solid absolute returns across all investment segments and styles in the equity portion of the portfolio. Certain segments of the fixed income markets, too, benefited from the positive tenor in economic activity and low inflation. Credit spreads narrowed with the strength in corporate earnings and revenues, creating an environment that favored non-investment grade or high-yield corporate bonds. High-yield corporate bonds outperformed other fixed income asset classes by a wide margin, while long-term U.S. Treasury bonds significantly underperformed as the credit premium lowered.

                           Over the course of the year, a prevalence of fears about deflation gave way to fears that any hint of inflation might soon lead to monetary restriction. The benchmark 10-year U.S. Treasury yield rose from its low of 3.1% on June 13, 2003 to 3.8% at the end of March, 2004.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?++

                           Within the stock portfolio, the finance and technology sectors contributed most to Fund performance. These sectors benefited from the low interest rate environment and premiums paid to investors willing to take on risk. Stocks such as Citigroup Inc., Intel Corporation, Cisco Systems Inc., and MBNA Corporation all contributed positively to the Fund's performance. In addition, smaller capitalization stocks and high beta stocks in other sectors fared especially well in the stock market's strong rebound. Such companies owned by the Fund include Nextel Communications Inc. and Electronic Arts Inc. A variety of economically sensitive stocks performed well during market rallies over the past 12 months. The Fund benefited from positions in Lear Corporation, Mandalay Resort Group Inc., Cooper Industries, Ltd. and Home Depot, Inc.

                           Within the bond portfolio, an overweight in investment-grade corporate bonds versus government debt also contributed to outperformance within the core investment universe. The narrowing of credit spreads and strength in corporate earnings and revenues fueled positive performance.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS ASSET

ALLOCATION FUND

INVESTMENT STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued


                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           Performance of the health care and utility sectors dampened the strong results within the equity portion of the Fund. Stocks which effected this underperformance include Johnson & Johnson, MedImmune, Inc., Merck & Co., Inc. and Health Net Inc. Positions in Eastman Kodak Company, Kohl's Corporation and Mattel, Inc. also detracted from investment results.

                           For the bond portfolio, mortgage-backed securities slightly detracted from relative performance. As interest rates bottomed in mid-2003, a sharp rebound in rates due to optimism in economic strength and the short-lived adjustments in the supply and demand in this market worked against the Fund. These conditions eventually subsided, reversing some but not all of the underperformance.

                           WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE FUND?

                           The U.S. economy, as well as corporate earnings, responded to the massive stimulus of generationally low interest rates and last year's tax cuts. It is likely however that the peak rate of growth has passed and that the economy's expansion is decelerating to a more sustainable, but still solid growth phase. This shift could translate to more subdued performance for the equity markets compared to last year, and mute the dominance of higher risk asset classes compared to higher quality investments. For bonds, potential weakness could persist as interest rates continue to be pressured higher.

NATIONS ASSET ALLOCATION FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 9.5%  Commercial banking
 8.9%  Federal National Mortgage Association (FNMA) Certificates
 4.6%  Insurance
 4.5%  Integrated oil
 4.3%  Pharmaceuticals
 3.1%  Telecommunications services
 2.7%  Semiconductors
 2.7%  Software
 2.6%  Diversified manufacturing
 2.5%  U.S. Treasury notes
54.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.000% 03/01/18    3.7%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 07/01/33    2.2%
                                                                            -------------------------------------------------
                                                                              3  High Yield Portfolio                    2.0%
                                                                            -------------------------------------------------
                                                                              4  Citigroup Inc.                          2.0%
                                                                            -------------------------------------------------
                                                                              5  General Electric Company                1.6%
                                                                            -------------------------------------------------
                                                                              6  Exxon Mobil Corporation                 1.6%
                                                                            -------------------------------------------------
                                                                              7  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 5.500% 12/16/33                         1.6%
                                                                            -------------------------------------------------
                                                                              8  Pfizer Inc.                             1.6%
                                                                            -------------------------------------------------
                                                                              9  Microsoft Corporation                   1.4%
                                                                            -------------------------------------------------
                                                                             10  Intel Corporation                       1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS ASSET ALLOCATION FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                          NATIONS ASSET       LIPPER BALANCED FUNDS                          LEHMAN BROTHERS U.S.
                                         ALLOCATION FUND             AVERAGE           RUSSELL 1000 INDEX      AGGREGATE INDEX
                                         ---------------      ---------------------    ------------------    --------------------
Mar. 31, 1994                                 10000                   10000                  10000                  10000
                                               9632                   10088                  10451                   9995
1995                                          12223                   12666                  14398                  11841
                                              14138                   14427                  17631                  12271
1997                                          17159                   17223                  23422                  13455
                                              20778                   19540                  29751                  14624
1999                                          23086                   21220                  35972                  14504
                                              22913                   21540                  33170                  16191
2001                                          21408                   20595                  29040                  17558
                                              18164                   18183                  22753                  19357
2003                                          21739                   19580                  29554                  20151
Mar. 31 2004                                  22239                   19989                  30116                  20687

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                          NATIONS ASSET       LIPPER BALANCED FUNDS                          LEHMAN BROTHERS U.S.
                                         ALLOCATION FUND             AVERAGE           RUSSELL 1000 INDEX      AGGREGATE INDEX
                                         ---------------      ---------------------    ------------------    --------------------
Mar. 31, 1994                                 10000                   10000                  10000                  10000
                                              10220                   10088                  10451                   9995
1995                                          12969                   12666                  14398                  11841
                                              15000                   14427                  17631                  12271
1997                                          18206                   17223                  23422                  13455
                                              22045                   19540                  29751                  14624
1999                                          24494                   21220                  35972                  14504
                                              24311                   21540                  33170                  16191
2001                                          22714                   20595                  29040                  17558
                                              19272                   18183                  22753                  19357
2003                                          23065                   19580                  29554                  20151
Mar. 31 2004                                  23596                   19989                  30116                  20687


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                  10-YEAR                                                       NAV**       MOP*

                  (3/31/94 through 3/31/04)                                     8.96%      8.32%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Asset Allocation Fund over the last 10 years. The Lehman Brothers U.S. Aggregate Index is an unmanaged index of U.S. Treasury securities, U.S. government agency securities, corporate bonds and agency-and mortgage-backed securities. The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest U.S. companies and represents approximately 90% of the U.S. equity market. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/04)

                                                                  INVESTOR A             INVESTOR B++             INVESTOR C
                                              PRIMARY A+      NAV**        MOP*       NAV**      CDSC***      NAV**       CDSC***
Inception date                                5/21/99              1/18/94                 7/15/98                 11/11/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              25.07%        24.73%      17.58%      23.79%     18.79%       23.73%      22.73%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          1.76%         1.53%      -0.46%      0.73%      -0.26%        0.71%       0.71%
5 YEARS                                          1.28%         0.82%      -0.37%      0.03%      -0.32%        0.01%       0.01%
10 YEARS                                         9.22%         8.96%       8.32%      8.49%       8.49%           --          --
SINCE INCEPTION                                  8.65%         8.40%       7.78%      7.94%       7.94%        5.73%       5.73%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 18, 1994.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 18, 1994.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Value Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Value Fund Investor A Shares provided shareholders with a total return of 41.51%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Value Fund (Investor A shares) returned 41.51% compared with a return of 40.82% for the Russell 1000 Value Index*** , its benchmark. The Lipper Multi-Cap Value Funds Average+ returned 41.67% over that same time period.

                           WHAT ECONOMIC FACTORS INFLUENCED PERFORMANCE?

                           Clearly the tide turned since our last report when investors were still weathering a series of sustained political and economic blows. That is not to say that the market has been without its challenges. On balance, weaker-than-expected jobs reports caused many investors to question the notion of a sustainable recovery without an improvement in employment. While the news on this front has been better in recent months, higher gas prices, as well as fears about terrorism and geopolitical instability have become sources of concern. But as market returns suggest, there was much to celebrate. The government's progress in sniffing out and prosecuting corporate fraud, and its efforts to improve audit and accounting standards helped buoy investor confidence. Year-over-year earnings growth for the overall market exceeded 20%.++ Strong consumer confidence indicators, and the belief that

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 1000 Value Index, an unmanaged index, measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range.

                           ++Based on the S&P 500 Index, an unmanaged index of 500 widely held common stocks.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           inflation is unlikely to soon push interest rates up very much, encouraged a fairly optimistic stock market outlook.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?+++

                           In the consumer cyclicals area, we had exposure throughout the year through names like Ford Motor Company and General Motors Corporation that did very well. Within the consumer discretionary sector, Carnival Corporation, a long-time holding, performed very nicely as its business experienced a strong cyclical rebound. McDonald's Corporation realized significant gains in operating margins when customers responded to a number of initiatives that helped improve the menu, cleanliness and service at stores. In the consumer staples group, shares of Altria Group, Inc. (formerly known as Philip Morris) rose when management articulated plans to improve shareholder value and litigation risk seemed to abate.

                           Good stock selection in the health care sector also helped performance. Bristol-Myers Squibb Company and Pfizer Inc. performed well in an industry that appears to have attractive valuations but unexciting fundamentals. Stock selection in technology was the most significant contributor to the Fund's outperformance. The Fund was positioned to gain from the improvement in outsourcing with companies like Pitney Bowes Inc. and Unisys Corporation. Technology exposures were also geared to benefit from a pick-up in semiconductor manufacturing through positions such as Agere Systems Inc., ASML Holdings NV and Fairchild Semiconductor Corporation.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Stock selection in the energy sector lagged slightly. Despite producing an attractive double-digit return, Exxon Mobil Corporation, one of our largest holdings, underperformed other energy stocks. The Fund's performance in the sector was both a function of what we did not own and the dampening effects of persistently high oil prices on some of our stocks. Delta Air Lines, Inc. was the single largest detractor from the Fund's performance for the year. Delta struggled with higher fuel costs as well as investor concerns about the health of its pension fund and the company's ability to negotiate concessions with certain unions.

                           WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE FUND?

                           We believe the next 12 months will be more challenging because there are many powerful positive and negative factors likely to be in play for some time. The fact that this is an election year and the polls today are close only means that issues will be under the microscope. Most Americans want a quick resolution to the Iraqi situation, but this is highly unlikely. Although OPEC ministers suggest that there may be a $5 speculative premium in oil prices today, it does not mean we will see lower prices any time soon. Indeed, projections suggest that robust demand in the U.S., Europe and Asia will continue to support prices.

                           Given the jobs and inflation outlook, we tend to agree with the view that the Federal Reserve Board is unlikely to adjust short-term interest rates very soon. This probably means that stock investors will see little if any improvement in the market's price-to-earnings multiple in 2004 and that any gains will come from improvements in earnings. Although we expect slower earnings growth, the First Call consensus currently estimates a 10% increase in earnings for 2004. Capital

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 14

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           markets, in general, are finding good support from many quarters. Cash flows into stock funds continue to be strong. Merger and acquisition activity and IPO's have picked up significantly. While on balance we think the outlook is good, we believe this will be a market where stock selection and good risk management practices will be especially important.

NATIONS VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

15.2%  Commercial banking
 9.0%  Integrated oil
 6.5%  Insurance
 5.6%  Aerospace and defense
 5.6%  Electric power - Nuclear
 4.6%  Telecommunications services
 4.0%  Pharmaceuticals
 4.0%  Broadcasting and cable
 3.9%  Computers and office equipment
 3.0%  Investment services
38.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Citigroup Inc.                          4.8%
                                                                            -------------------------------------------------
                                                                              2  Exxon Mobil Corporation                 4.0%
                                                                            -------------------------------------------------
                                                                              3  US Bancorp                              2.9%
                                                                            -------------------------------------------------
                                                                              4  Altria Group, Inc.                      2.7%
                                                                            -------------------------------------------------
                                                                              5  Verizon Communications Inc.             2.6%
                                                                            -------------------------------------------------
                                                                              6  Honeywell International Inc.            2.1%
                                                                            -------------------------------------------------
                                                                              7  United Technologies Corporation         1.9%
                                                                            -------------------------------------------------
                                                                              8  Limited Brands                          1.8%
                                                                            -------------------------------------------------
                                                                              9  Hewlett-Packard Company                 1.8%
                                                                            -------------------------------------------------
                                                                             10  The May Department Stores Company       1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                             LIPPER MULTI-CAP VALUE
                                                   NATIONS VALUE FUND             FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX
                                                   ------------------        ----------------------     ------------------------
Mar. 31 1994                                               9425                       10000                       10000
1995                                                      10249                       11123                       11126
                                                          13365                       14453                       14852
1997                                                      15744                       16957                       17536
                                                          21762                       23559                       25808
1999                                                      22624                       24259                       27108
                                                          22518                       25848                       28827
2001                                                      22002                       25861                       28905
                                                          23175                       26220                       30171
2003                                                      16878                       19524                       23295
Mar. 31 2004                                              23885                       29976                       32804

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                             LIPPER MULTI-CAP VALUE
                                                   NATIONS VALUE FUND             FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX
                                                   ------------------        ----------------------     ------------------------
Mar. 31 1994                                              10000                       10000                       10000
1995                                                      10874                       11123                       11126
                                                          14181                       14453                       14852
1997                                                      16705                       16957                       17536
                                                          23090                       23559                       25808
1999                                                      24005                       24259                       27108
                                                          23892                       25848                       28827
2001                                                      23345                       25861                       28905
                                                          24589                       26220                       30171
2003                                                      17908                       19524                       23295
Mar. 31 2004                                              25342                       29976                       32804


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              9.74%      9.10%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Value Fund over the last 10 years. The Russell 1000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                              INVESTOR A                INVESTOR B                INVESTOR C
                                          PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                            9/19/89              12/6/89                    6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          41.63%        41.51%       33.32%       40.30%      35.30%        40.29%       39.29%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                      3.01%         2.77%        0.75%        2.00%       1.08%         1.97%        1.97%
5 YEARS                                      1.36%         1.09%       -0.10%        0.32%       0.07%         0.33%        0.33%
10 YEARS                                    10.00%         9.74%        9.10%        9.00%       9.00%         9.04%        9.04%
SINCE INCEPTION                             10.27%        10.19%        9.74%        8.95%       8.95%         9.39%        9.39%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MIDCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEW ON NATIONS MIDCAP VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Value Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital with income as a secondary consideration.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations MidCap Value Fund Investor A Shares provided shareholders with a total return of 47.80%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations MidCap Value Fund (Investor A shares) returned 47.80% compared with a return of 51.60% for its benchmark, the Russell Midcap Value Index.*** The Lipper Mid-Cap Value Funds Average+ returned 53.99% over that same time period.

                           WHAT ECONOMIC FACTORS INFLUENCED PERFORMANCE?

                           Clearly the tide turned since our last report when investors were still weathering a series of sustained political and economic blows. That is not to say that the market has been without its challenges. On balance, weaker-than-expected jobs reports caused many investors to question the notion of a sustainable recovery without an improvement in employment. While the news on this front has been better in recent months, higher gas prices, as well as fears about terrorism and geopolitical instability have become sources of concern. But as market returns suggest, there was much to celebrate. The government's progress in sniffing out and prosecuting corporate fraud, and its efforts to improve audit and accounting standards helped

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Russell Midcap Value Index, an unmanaged index, measures the performance of those securities in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Mid-Cap Value Funds Average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P MidCap 400 Index.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           buoy investor confidence. Year-over-year earnings growth for the overall market exceeded 20%.++ Strong consumer confidence indicators, and the belief that inflation is unlikely to soon push interest rates up very much, encouraged a fairly optimistic stock market outlook.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?+++

                           Allocations were generally positive across sectors. The Fund's cyclical orientation with overweights in capital goods and technology proved very effective, as did an underweight in communications. Stocks in the basic industry sector also contributed to performance. Within that group, metals and mining positions Arch Coal, Inc., Newmont Mining Corporation and Phelps Dodge Corporation benefited from higher commodity prices. Pricing and a pick-up in volumes in the lodging and recreation industries helped the fortunes of companies like Carnival Corporation and Brunswick Corporation. Thanks to robust housing activity, Stanley Works, a holding in the consumer cyclicals sector, also performed quite well. Financial stocks also delivered good results. Holdings in the financial sector were geared to benefit from continued improvement in the credit environment and the capital markets. This turned out to be the right orientation. Positions in Comerica Inc., Hibernia Corporation, Legg Mason, Inc., Mellon Financial Corporation and Sovereign Bancorp, Inc. did well. Hartford Financial Services Group, Inc. and Lincoln National Corporation recorded strong annuity sales during the year and were among the Fund's best performers.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           While cash was on average less than 2% of holdings during the course of the year, even this small amount hurt the total return of the Fund. Stock selection within the health care sector hurt performance in large part because rich valuations kept us away from biotechnology and medical device stocks. Despite stellar performers like Aetna Inc. and Shire Pharmaceuticals Group plc, laggards like AmerisourceBergen Corporation and First Health Group dampened returns. Investment results from utilities exposures trailed the benchmark -- despite the fact that every holding posted at least double-digit returns. During the year, many independent power producers, which not long ago were at risk of failure, performed extremely well as the sale of assets and subsequent balance-sheet improvements drove their returns up. We took a conservative tack, concentrating on more highly regulated and controlled parts of the business, and the lack of exposure to a few more speculative stocks hurt the Fund's relative returns. In terms of individual stocks, Delta Air Lines Inc. was the Fund's worst performing position. Delta suffered from higher fuel costs, concerns about the health of its pension fund and the company's ability to negotiate concessions with certain unions.

                           WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE FUND?

                           We believe the next 12 months will be more challenging because there are many powerful positive and negative factors likely to be in play for some time. The fact that this is an election year and the polls today are close only means that issues

                           ++Based on the S&P 500 Index, an unmanaged index of 500 widely held stocks.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MIDCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           will be under the microscope. Most Americans want a quick resolution to the Iraqi situation, but this is highly unlikely. Although OPEC ministers suggest that there may be a $5 speculative premium in oil prices today, it does not mean we will see lower prices any time soon. Indeed, projections suggest that robust demand in the U.S., Europe and Asia will continue to support prices.

                           Given the jobs and inflation outlook, we tend to agree with the view that the Federal Reserve Board is unlikely to adjust short-term interest rates very soon. This probably means that stock investors will see little if any improvement in the market's price-to-earnings multiple in 2004 and that any gains will come from improvements in earnings. Although we expect slower earnings growth, the First Call consensus currently estimates a 10% increase in earnings for 2004. Capital markets, in general, are finding good support from many quarters. Cash flows into stock funds continue to be strong. Merger and acquisition activity and IPO's have picked up significantly. While on balance we think the outlook is good, we believe this will be a market where stock selection and good risk management practices will be especially important.

NATIONS MIDCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 9.5%  Commercial banking
 8.0%  Insurance
 6.3%  Electric power - Nuclear
 4.8%  Lodging and recreation
 4.8%  Real Estate Investment Trusts (REITs)
 3.8%  Specialty stores
 3.7%  Semiconductors
 3.4%  Diversified manufacturing
 3.3%  Commercial services
 3.3%  Railroads, trucking and shipping
49.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  SUPERVALU Inc.                          2.1%
                                                                            -------------------------------------------------
                                                                              2  Limited Brands                          1.7%
                                                                            -------------------------------------------------
                                                                              3  Pitney Bowes Inc.                       1.6%
                                                                            -------------------------------------------------
                                                                              4  Norfolk Southern Corporation            1.5%
                                                                            -------------------------------------------------
                                                                              5  The May Department Stores Company       1.4%
                                                                            -------------------------------------------------
                                                                              6  Dow Jones & Company, Inc.               1.3%
                                                                            -------------------------------------------------
                                                                              7  FirstEnergy Corporation                 1.3%
                                                                            -------------------------------------------------
                                                                              8  Charter One Financial, Inc.             1.3%
                                                                            -------------------------------------------------
                                                                              9  Hibernia Corporation, Class A           1.3%
                                                                            -------------------------------------------------
                                                                             10  Endurance Specialty Holdings Ltd.       1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                          LIPPER MID-CAP VALUE FUNDS
                                              NATIONS MIDCAP VALUE FUND            AVERAGE             RUSSELL MIDCAP VALUE INDEX
                                              -------------------------   --------------------------   --------------------------
Nov. 20 2001                                             9425                       10000                        10000
                                                         9987                       10482                        10415
                                                        10685                       10839                        11237
                                                         9983                        9733                        10712
2002                                                     8196                        8115                         8789
                                                         8664                        8544                         9411
                                                         8296                        8244                         9029
                                                         9718                        9902                        10644
                                                        10243                       10498                        11276
2003                                                    11829                       12060                        12992
Mar. 31 2004                                            12261                       12670                        13687

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                          LIPPER MID-CAP VALUE FUNDS
                                              NATIONS MIDCAP VALUE FUND            AVERAGE             RUSSELL MIDCAP VALUE INDEX
                                              -------------------------   --------------------------   --------------------------
Nov. 20 2001                                            10000                       10000                        10000
                                                        10596                       10482                        10415
                                                        11337                       10839                        11237
                                                        10592                        9733                        10712
2002                                                     8696                        8115                         8789
                                                         9193                        8544                         9411
                                                         8802                        8244                         9029
                                                        10311                        9902                        10644
                                                        10867                       10498                        11276
2003                                                    12551                       12060                        12992
Mar. 31 2004                                            13009                       12670                        13687


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**      MOP*
     (11/20/01 through
      3/31/04)              11.80%     9.03%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Value Fund from the inception of the share class. The Russell Midcap Value Index is an unmanaged index which measures the performance of those securities in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates. Funds in the Lipper Mid-Cap Value Funds Average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P MidCap 400 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                              INVESTOR A                INVESTOR B                INVESTOR C
                                          PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                            11/20/01             11/20/01                  11/20/01                  11/20/01
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          48.18%        47.80%       39.32%       46.56%      41.56%        46.66%       45.66%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                             12.09%        11.80%        9.03%       10.95%       9.84%        11.00%       11.00%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 22

NATIONS SMALLCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEW ON NATIONS SMALLCAP VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Value Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations SmallCap Value Fund Investor A Shares provided shareholders with a total return of 60.64%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations SmallCap Value Fund (Investor A shares) returned 60.64% compared with a return of 64.49% for its benchmark, the Russell 2000 Value Index.*** The Lipper Small-Cap Value Funds Average+ returned 60.77% over that same time period.

                           WHAT ECONOMIC FACTORS INFLUENCED PERFORMANCE?

                           Clearly the tide turned since our last report when investors were still weathering a series of sustained political and economic blows. That is not to say that the market has been without its challenges. On balance, weaker-than-expected jobs reports caused many investors to question the notion of a sustainable recovery without an improvement in employment. While the news on this front has been better in recent months, higher gas prices, as well as fears about terrorism and geopolitical instability have become sources of concern. But as market returns suggest, there was much to celebrate. The government's progress in sniffing out and prosecuting

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Value Index, an unmanaged index, measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Small-Cap Value Funds average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P SmallCap 600 Index.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARES PRICES OF SMALL CAPITALIZATION STOCKS TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALLCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           corporate fraud, and its efforts to improve audit and accounting standards helped buoy investor confidence. Year-over-year earnings growth for the overall market exceeded 20%.++ Strong consumer confidence indicators, and the belief that inflation is unlikely to soon push interest rates up very much, encouraged a fairly optimistic stock market outlook.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?+++

                           Allocation in the portfolio across sectors was generally positive. The Fund's cyclical orientation with overweights in the capital goods, basic industry and technology areas proved beneficial, as did the underweight in consumer staples and finance. Within the basic industry group, some of the metals and mining stocks like Arch Coal, Inc. and Carpenter Technology benefited from higher commodity prices and improvements in their end markets. The cyclical rebound for companies like B.F. Goodrich Company, Casella Waste Systems and MPS Group drove positive results from our holdings in the capital goods sector.

                           The best relative returns were in the financial stocks where the Fund's holding were geared to benefit from continued improvement in the credit environment and capital markets. This proved to be the right orientation and our positions in Affiliated Managers Group, Inc., BankAtlantic Bancorp, Cardinal Financial, First Republic Bank (California) and Summit Bancshares, Inc. did well.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Although cash positions averaged less than 3% of holdings during the year, even this small amount hurt the total return of the Fund. With the exception of Hollywood Entertainment (where the stock's low valuation has triggered a management buyout), every holding in the consumer cyclicals sector posted at least double digit gains. Nevertheless, the Fund's lack of exposure to certain lower quality names, many of which rebounded by more than 100%, caused aggregate returns for the group to lag the benchmark. Investment results from our holdings in the technology sector followed a similar pattern. In that case, shares of ActivCard Corporation fell when the CEO resigned in the middle of a fairly significant restructuring of the company over a difference of opinion with the Board of Directors. We took a conservative tack in the utilities sector by concentrating on the more highly regulated and controlled areas of the industry. During the reporting period, many lower quality independent power producers, that not long ago were at risk of failure, performed extremely well as the sale of assets and subsequent balance-sheet improvement drove their returns up. The Fund's lack of exposure to a few of the more speculative stocks hurt relative returns.

                           WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE FUND?

                           We believe the next 12 months will be more challenging because there are many powerful positive and negative factors likely to be in play for some time. The fact that this is an election year and the polls today are close only means that issues will be under the microscope. Most Americans want a quick resolution to the Iraqi

                           ++Based on the S&P 500 Index, an unmanaged index of 500 widely held common stocks.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 24

NATIONS SMALLCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           situation, but this is highly unlikely. Although OPEC ministers suggest that there may be a $5 speculative premium in oil prices today, it does not mean we will see lower prices any time soon. Indeed, projections suggest that robust demand in the U.S., Europe and Asia will continue to support prices.

                           Given the given the jobs and inflation outlook, we tend to agree with the view that the Federal Reserve Board is unlikely to adjust short-term interest rates very soon. This probably means that stock investors will see little if any improvement in the market's price-to-earnings multiple in 2004 and that any gains will come from improvements in earnings. Although we expect slower earnings growth, the First Call consensus currently estimates a 10% increase in earnings for 2004. Capital markets, in general, are finding good support from many quarters. Cash flows into stock funds continue to be strong. Merger and acquisition activity and IPO's have picked up significantly. While on balance we think the outlook is good, we believe this will be a market where stock selection and good risk management practices will be especially important.

NATIONS SMALLCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

10.8%  Commercial banking
 7.3%  Real Estate Investment Trusts (REITs)
 6.2%  Insurance
 4.9%  Specialty stores
 4.9%  Diversified manufacturing
 4.9%  Commercial services
 4.5%  Heavy machinery
 4.4%  Railroads, trucking and shipping
 4.3%  Health services
 4.0%  Metals and mining
43.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  LTC Properties, Inc.                    1.3%
                                                                            -------------------------------------------------
                                                                              2  Watts Industries, Inc., Class A         1.2%
                                                                            -------------------------------------------------
                                                                              3  Massey Energy Company                   1.2%
                                                                            -------------------------------------------------
                                                                              4  SL Green Realty Corporation             1.2%
                                                                            -------------------------------------------------
                                                                              5  Graftech International Ltd.             1.2%
                                                                            -------------------------------------------------
                                                                              6  Millenium Chemicals Inc.                1.2%
                                                                            -------------------------------------------------
                                                                              7  MPS Group, Inc.                         1.2%
                                                                            -------------------------------------------------
                                                                              8  Agco Corporation                        1.2%
                                                                            -------------------------------------------------
                                                                              9  School Specialty, Inc.                  1.1%
                                                                            -------------------------------------------------
                                                                             10  BJ'S Wholesale Club, Inc.               1.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SMALLCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS SMALLCAP VALUE                                  LIPPER SMALL-CAP VALUE
                                                          FUND              RUSSELL 2000 VALUE INDEX          FUNDS AVERAGE
                                                 ----------------------     ------------------------     ----------------------
Apr. 30 2002                                               9425                       10000                       10000
                                                           8991                        9455                        9137
                                                           7428                        7442                        7364
                                                           7772                        7808                        7733
                                                           7281                        7412                        7357
                                                           8679                        9095                        8930
                                                           9359                        9798                        9671
2003                                                      11010                       11401                       11125
Mar. 31 2004                                              11697                       12190                       12231

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS SMALLCAP VALUE                                  LIPPER SMALL-CAP VALUE
                                                          FUND              RUSSELL 2000 VALUE INDEX          FUNDS AVERAGE
                                                 ----------------------     ------------------------     ----------------------
Apr. 30 2002                                              10000                       10000                       10000
                                                           9540                        9455                        9137
                                                           7881                        7442                        7364
                                                           8247                        7808                        7733
                                                           7725                        7412                        7357
                                                           9209                        9095                        8930
                                                           9930                        9798                        9671
2003                                                      11681                       11401                       11125
Mar. 31 2004                                              12410                       12190                       12231


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (5/1/02 through
      3/31/04)              11.91%    8.51%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations SmallCap Value Fund from the inception of the share class. The Russell 2000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Funds in the Lipper Small-Cap Value Funds Average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P SmallCap 600 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                5/1/02               5/1/02                  5/1/02                   5/1/02
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             60.96%        60.64%      51.41%      59.34%      54.34%       59.54%      58.54%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                12.22%        11.91%       8.51%      11.10%       9.19%       11.11%      11.11%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY


                           IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON NATIONS MARSICO GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
Thomas F. Marsico is the portfolio manager of Nations Marsico Growth Fund and Chief Executive Officer of Marsico Capital Management, LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Marsico Growth Fund Investor A Shares provided shareholders with a total return of 33.22%.*
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Marsico Growth Fund seeks long-term growth of capital. The Fund invests primarily in large-capitalization equity securities that are selected for their long-term growth potential. Generally, the Fund holds 35 to 50 securities allocated across a variety of economic sectors and industries. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, well-incented management teams. The Fund will typically own three types of stocks: core growth, aggressive growth, and life cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12-month period ended March 31, 2004, Nations Marsico Growth Fund (Investor A Shares) returned 33.22% compared with a return of 35.12% for its benchmark, the S&P 500 Index.**

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           Equity gains seemed to be buoyed by several factors: growing evidence that a U.S. economic recovery was taking place, encouraging profit reports from U.S. companies, continued low interest rates, stimulative fiscal policy (e.g., tax cuts, spending increases), and improving business and consumer confidence. To some extent, the Fund's performance was attributable to investing primarily in companies that we consider to be high quality in nature.

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total sales returns would have been lower.

                           **The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.



                           THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES.
                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY continued


                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?***

                           The health care sector was the largest contributor to performance during the year. The Fund benefited from specific stock selection in the pharmaceuticals and biotechnology industry. Health care companies Genentech, Inc., UnitedHealth Group Inc. and Boston Scientific Corporation delivered particularly strong results and figured among the Fund's top ten performers.

                           Maintaining a generally overweighted posture in the consumer discretionary sector also helped the Fund's performance. From an industry standpoint, the Fund's relatively modest allocations to consumer durables, apparel and hotel companies were a significant source of added value for the reporting period. Stock selection, highlighted by the Fund's investment in homebuilder Lennar Corporation and Wynn Resorts Ltd., was very effective. In the information technology sector, both an underweight position and stock selection added to performance during the year. Cisco Systems, Inc., prior to being sold, Electronic Arts, Inc., Intel Corporation, prior to being sold, and QUALCOMM Inc. were among the Fund's top ten contributors to performance.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           Poor stock selection in the financials sector was the largest detractor from performance during the year. Positions in HSBC Holdings plc, Morgan Stanley, American Express Company and MGIC Investment Corporation registered losses, prior to being sold from the Fund. The Fund's exposures in the industrial sector hurt performance during the year, primarily due to stock selection versus the S&P 500 Index. Lockheed Martin Corporation and Ryanair Holdings plc were among the sector's worst performers prior to being sold from the Fund. In addition, all three industries within the consumer staples sector detracted from performance, primarily due to poor stock selection.

                           HOW ARE YOU POSITIONING THE FUND?

                           As of March 31, 2004 the Fund's most significant economic sector allocations were in health care, financials, consumer discretionary, industrials, and information technology. Within these sectors, there generally is some industry-specific focus. For example, health care positions favor equipment and services companies substantially, as well as select pharmaceutical and biotechnology companies. The financials positions are focused largely on diversified financials and bank companies. The consumer discretionary holdings include investments in consumer durables and retailing companies. In recent months we have been gradually shifting the Fund's aggregate holdings to tilt more to economically sensitive areas. We remain cautious about the overall technology sector, and have selectively decreased the weighting in this sector during the past several months. As of March 31, 2004 the portfolio had no exposure to the energy or utilities sectors.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 8.8%  Pharmaceuticals
 8.0%  Medical devices and supplies
 6.6%  Health services
 5.9%  Lodging and recreation
 5.7%  Commercial banking
 5.7%  Networking and telecommunications equipment
 4.4%  Diversified manufacturing
 4.2%  Finance - Miscellaneous
 4.2%  Consumer credit and mortgages
 4.1%  Specialty stores
42.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UnitedHealth Group Inc.                 5.3%
                                                                            -------------------------------------------------
                                                                              2  Genentech, Inc.                         5.2%
                                                                            -------------------------------------------------
                                                                              3  QUALCOMM Inc.                           5.1%
                                                                            -------------------------------------------------
                                                                              4  Citigroup Inc.                          4.7%
                                                                            -------------------------------------------------
                                                                              5  SLM Corporation                         4.2%
                                                                            -------------------------------------------------
                                                                              6  Caterpillar Inc.                        3.7%
                                                                            -------------------------------------------------
                                                                              7  Boston Scientific Corporation           3.7%
                                                                            -------------------------------------------------
                                                                              8  General Electric Company                3.4%
                                                                            -------------------------------------------------
                                                                              9  Fannie Mae                              2.9%
                                                                            -------------------------------------------------
                                                                             10  Merrill Lynch & Company, Inc.           2.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN GRAPH]

                                                 NATIONS MARSICO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                               9425                       10000                       10000
                                                          12330                       12011                       11771
                                                          13065                       13359                       12858
                                                          14899                       15053                       14451
1999                                                      19874                       18491                       15564
                                                          18613                       19093                       15498
                                                          16800                       15714                       14148
                                                          14701                       13181                       13202
2001                                                      13480                       12022                       12468
                                                          13451                        9776                       10828
                                                          11419                        8624                        9713
                                                          12841                        9680                       10854
2003                                                      14693                       12294                       13966
Mar. 31 2004                                              15075                       12425                       14202

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN GRAPH]

                                                 NATIONS MARSICO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                              10000                       10000                       10000
                                                          13082                       12011                       11771
                                                          13862                       13359                       12858
                                                          15808                       15053                       14451
1999                                                      21086                       18491                       15564
                                                          19749                       19093                       15498
                                                          17825                       15714                       14148
                                                          15598                       13181                       13202
2001                                                      14302                       12022                       12468
                                                          14272                        9776                       10828
                                                          12116                        8624                        9713
                                                          13624                        9680                       10854
2003                                                      15589                       12294                       13966
Mar. 31 2004                                              15994                       12425                       14202


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (12/31/97 through
      3/31/04)              7.81%     6.79%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Growth Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/31/97            12/31/97                12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              33.56%       33.22%      25.60%      32.28%      27.28%       32.34%      31.34%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          2.29%        2.04%       0.04%       1.29%       0.30%        1.29%       1.29%
5 YEARS                                          1.60%        1.34%       0.15%       0.59%       0.20%        0.60%       0.60%
SINCE INCEPTION                                  7.98%        7.81%       6.79%       7.05%       7.05%        7.07%       7.07%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS STRATEGIC

GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS STRATEGIC GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Growth Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Strategic Growth Fund Investor A Shares provided shareholders with a total return of 32.21%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Strategic Growth Fund is managed using a long-term capital growth strategy with a focus on maximizing after-tax returns. Our intent is to hold a blend of large capitalization growth and value stocks. We generally purchase securities for the Fund with a two- to four-year time horizon in mind. We employ an integrated approach to portfolio construction. Starting with a macroeconomic view, we forecast factors such as the economy, sector trends and long-term investment themes such as the aging of the U.S. population, globalization and innovation. We then combine fundamental and quantitative research analysis to select companies that we believe have long-term sustainable competitive advantages.

                           The Fund typically invests in companies that are recognized leaders in their industries, have strong track records and are in sound financial condition. Through our top-down framework and bottom-up stock selection, we create a portfolio of 60 to 80 securities of companies that we believe have long-term sustainable competitive advantages. We attempt to carefully manage and monitor the portfolio's risk through diversification and quantitative techniques. One of these techniques for monitoring risk uses a tracking error method that measures the volatility of the Fund's performance. We have a consistent approach to risk and seek a variation over time of no more than 500 basis points (5.00%) between the Fund's return and that of its benchmark, the S&P 500 Index.*** In addition, we employ customized risk measurement tools which help us understand the risks taken in the portfolio and that we are taking risks for which we can be rewarded.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Strategic Growth Fund (Investor A Shares) returned 32.21% compared with a return of 35.12% for the S&P 500 Index, its benchmark. Given the breadth of the market's rise in the last year, it was a difficult environment in which to outperform through stock selection alone. The Fund's slight bias towards higher market capitalization stocks was the primary culprit for the underperformance.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reject fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC

GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued


                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           The past 12 months have generally been excellent for stocks. The market's broad based rally included virtually every size and style of company. While the major indices rose more than 30% in the year ending March 31, 2004, the undisputed winners were small-cap stocks, which gained well in excess of 40%. A year ago the U.S. was at war in Iraq, geopolitical concerns dominated the headlines, and investors worried about the viability of an economic recovery. Yet the market began a steady climb that lasted through the year. Fueling the gains were a very stimulative monetary stance by the Federal Reserve Board and high levels of liquidity at the corporate and individual level.

                           The markets achieved their gains because the economy and corporate profits were better than investors expected. In early 2003, investors remained steadfastly skeptical in their bear-market concerns -- weak job growth, too much capacity, an overextended consumer, a weak dollar and the risk of higher interest rates -- instead of focusing on the mounting evidence of a recovery. The economy was set for robust growth with inventories at record lows, improving balance sheets and cash flow, huge gains in productivity, very healthy banking and real estate markets, pent-up demand for capital goods, and unprecedented liquidity in the system. Tax cuts and mortgage refinancings were a huge boon to consumers and largely offset a persistently weak job market. Despite these and numerous other positive factors, investors largely bet against a rapidly recovering market. In all, it was a year for exceeding expectations.

                           WHICH INVESTMENT DECISIONS PROVED FAVORABLE FOR FUND PERFORMANCE?+

                           The biggest contributions to the positive results for the past year were sector and security positions that benefited from an improving economy. We believed in early 2003 that a steadily improving economy would benefit pro-cyclical businesses and emphasized such companies in the portfolio construction. The finance and consumer cyclical sectors were the leading contributors. Citigroup Inc., Merrill Lynch & Co., Inc., ACE Ltd., and MBNA Corporation all rose sharply. Electronic Arts, Inc. one of the Fund's largest positions, experienced tremendous growth on the back of healthy consumer spending. Another of the Fund's overweighted positions, Starwood Hotels & Resorts Worldwide, Inc., benefited from improved business travel. Stock selection in the consumer staples sector also contributed to the performance.

                           WHICH INVESTMENT DECISIONS PROVED UNFAVORABLE FOR FUND PERFORMANCE?

                           Sectors that detracted from performance include technology, communications, basic industry and capital goods. Positioning in the technology and telecommunications sectors was responsible for the relative underperformance. However, the Fund's holdings in these industries performed exceptionally well. We simply did not have enough exposure to the smaller, more speculative companies that experienced outsized gains during the period.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS STRATEGIC

GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued


                           Large capitalization pharmaceutical stocks struggled during much of 2003. Merck & Co., Inc. and Johnson & Johnson both produced negative returns for the year. Kohl's Corporation stock declined as its sales and earnings growth fell short of expectations.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW ARE YOU POSITIONING THE FUND?

                           Interest rates, the economy, November elections and geopolitics will all influence markets in the coming year. We believe the actions of the Federal Reserve Board regarding interest rates will have the greatest effect on stocks. Rates have been at historic lows for some time, and despite investor anticipation of the inevitable rise, we expect a sector rotation in the equity market. We believe investors will exit more credit sensitive businesses in favor of more stable growth companies. High beta stocks, among the top performers since October 2002, will be at risk of contracting price-to-earnings multiples as interest rates rise.

                           In accordance with our outlook for the year ahead, we have reduced exposure to interest sensitive stocks within the financial services sector as well as highly levered companies, such as cable and radio companies, that are sensitive to increases in interest rates. We also selectively reduced our technology holdings. We shifted out of the most cyclical areas of technology -- where many stock prices have risen 50% to 100% -- while maintaining exposure to the segments of technology that are more fairly valued and will, we think, continue to provide strong growth opportunities in a recovering economy.

NATIONS STRATEGIC GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 8.5%  Pharmaceuticals
 7.8%  Integrated oil
 6.7%  Commercial banking
 5.6%  Software
 4.5%  Department and discount stores
 4.4%  Insurance
 4.3%  Medical devices and supplies
 4.2%  Specialty stores
 4.2%  Diversified manufacturing
 3.9%  Semiconductors
45.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Citigroup Inc.                          3.6%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   3.5%
                                                                            -------------------------------------------------
                                                                              3  Pfizer Inc.                             3.1%
                                                                            -------------------------------------------------
                                                                              4  General Electric Company                2.5%
                                                                            -------------------------------------------------
                                                                              5  Intel Corporation                       2.4%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   2.3%
                                                                            -------------------------------------------------
                                                                              7  Altria Group, Inc.                      2.3%
                                                                            -------------------------------------------------
                                                                              8  PepsiCo, Inc.                           2.2%
                                                                            -------------------------------------------------
                                                                              9  Affiliated Computer Services, Inc.,
                                                                                 Class A                                 2.1%
                                                                            -------------------------------------------------
                                                                             10  Burlington Resources Inc.               2.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH      LIPPER LARGE-CAP CORE
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
Oct. 2 1998                                                9425                       10000                       10000
                                                          11935                       10710                       12130
                                                          13488                       11872                       13633
1999                                                      15522                       12768                       14683
                                                          15662                       12837                       15015
                                                          13574                       11882                       13707
                                                          12597                       10898                       12790
2001                                                      11888                       10247                       12079
                                                           9936                        8808                       10490
                                                           8599                        7816                        9410
                                                           9620                        7565                        9113
2003                                                      10948                        8612                       10493
Mar. 31 2004                                              11141                        8711                       10670

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH      LIPPER LARGE-CAP CORE
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
Oct. 2 1998                                               10000                       10000                       10000
                                                          12663                       10710                       12130
1999                                                      14311                       11872                       13633
                                                          16469                       12768                       14683
                                                          16618                       12837                       15015
                                                          14402                       11882                       13707
2001                                                      13366                       10898                       12790
                                                          12613                       10247                       12079
                                                          10542                        8808                       10490
                                                           9124                        7816                        9410
                                                          10207                        7565                        9113
2003                                                      11616                        8612                       10493
Mar. 31 2004                                              11821                        8711                       10670


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (10/2/98 through
      3/31/04)              3.09%      1.98%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Growth Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                             INVESTOR A+               INVESTOR B+               INVESTOR C+
                                          PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                            10/2/98               8/2/99                    8/2/99                    8/2/99
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          32.58%        32.21%       24.67%       31.26%      26.26%        31.26%       30.26%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                     -2.06%        -2.22%       -4.14%       -3.01%      -3.99%        -3.04%       -3.04%
5 YEARS                                     -2.99%        -3.14%       -4.29%       -3.83%      -4.21%        -3.84%       -3.84%
SINCE INCEPTION                              3.23%         3.09%        1.98%        2.42%       2.26%         2.42%        2.42%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Primary A Shares, which do not have any 12b-1 or shareholder servicing fees. If Investor A, Investor B and Investor C Shares 12b-1 or shareholder servicing fees had been reflected, total returns would have been lower.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY


                           IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON NATIONS MARSICO FOCUSED EQUITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
Thomas F. Marsico is the portfolio manager of Nations Marsico Focused Equities Fund and Chief Executive Officer of Marsico Capital Management, LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Marsico Focused Equities Fund Investor A Shares provided shareholders with a total return of 32.20%.*
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Marsico Focused Equities Fund seeks long-term growth in capital. Typically, the Fund will hold a core position of approximately 20 to 30 large capitalization equity securities that we believe may offer attractive long-term appreciation potential. The Fund may take substantial positions in individual companies, and typically will have significant allocations to a relatively limited number of major economic sectors. However, the Fund's assets typically will be diversified across a variety of industries within each broad economic sector. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, well-incented management teams. The Fund will typically own three types of stocks: core growth, aggressive growth and life cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12-month period ending March 31, 2004, Nations Marsico Focused Equities Fund (Investor A Shares) returned 32.20% compared with a return of 35.12% for its benchmark, the S&P 500 Index.**

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           Equity gains seemed to be buoyed by several factors: growing evidence that a U.S. economic recovery was taking place, encouraging profit reports from

                           * For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           **The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.



                           THE FUND NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS.
                           BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE FUND MAY BE
                           SUBJECT TO A GREATER RISK THAN A FUND THAT IS MORE FULLY DIVERSIFIED.

                           THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES.
                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY continued


                           U.S. companies, continued low interest rates, stimulative fiscal policy that included tax cuts and spending increases, and improving business and consumer confidence. To some extent, the fund's slight underperformance was attributable to the Fund's bias toward investing in companies that we consider higher quality in nature.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?***

                           The health care sector was the largest contributor to relative performance during the year. The Fund benefited from specific stock selection in the pharmaceuticals and biotechnology industry. Health care companies, Genentech, Inc., UnitedHealth Group, Inc. and Boston Scientific Corporation were particularly strong performers.

                           Both an underweight and good stock selection in the information technology sector added to performance during the year. Cisco Systems, Inc., prior to being sold, QUALCOMM Inc., Electronic Arts, Inc. and Intel Corporation, prior to being sold, were among the top ten contributors to the Fund's performance.

                           The Fund maintained a generally overweighted posture in the consumer discretionary sector that added to performance. From an industry standpoint, the Fund's relatively modest exposures to consumer durables, apparel and hotel companies were a significant source of added value for the reporting period. Stock selection also helped performance, highlighted by the Fund's investments in Tiffany & Company, Bayerische Motoren Werke (BMW) AG and homebuilder Lennar Corporation, which were among our best performing positions.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           Despite strong performance from Citigroup Inc., one of our largest holdings, investment results in the financials sector were disappointing. The sector was the largest detractor from performance during the year and our position in Morgan Stanley was among our worst performers. In addition, poor stock selection within the consumer staples and the industrial sectors detracted from the Fund's performance during the year. Industrial positions Ryanair Holdings plc and Lockheed Martin Corporation figured among the Fund's ten worst performers.

                           HOW ARE YOU POSITIONING THE FUND?

                           As of March 31, 2004 the Fund's most significant economic sector allocations were in health care, financials, consumer discretionary, industrials, information technology, and consumer staples. Within these sectors, there generally is some industry-specific focus. For example, health care positions favor equipment and services companies, as well as select pharmaceutical and biotechnology companies. The financials positions focus on diversified financials and bank companies. The consumer discretionary holdings include substantial investments in retailing and media companies. In recent months we have been gradually shifting the Fund's aggregate holdings to tilt more toward economically sensitive areas. We remain cautious about the overall technology sector, and during the past several months have selectively decreased the weighting in the group. As of March 31, 2004 the portfolio had no exposure to the energy, materials, or utilities sectors.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO FOCUSED

EQUITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 9.9%  Pharmaceuticals
 7.3%  Health services
 6.7%  Medical devices and supplies
 6.6%  Consumer credit and mortgages
 6.0%  Investment services
 5.8%  Specialty stores
 5.2%  Networking and telecommunications equipment
 5.0%  Finance -- Miscellaneous
 4.8%  Commercial banking
 4.4%  Heavy machinery
38.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UnitedHealth Group Inc.                 7.3%
                                                                            -------------------------------------------------
                                                                              2  Genentech, Inc.                         5.4%
                                                                            -------------------------------------------------
                                                                              3  QUALCOMM Inc.                           5.2%
                                                                            -------------------------------------------------
                                                                              4  SLM Corporation                         5.0%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          4.8%
                                                                            -------------------------------------------------
                                                                              6  Caterpillar Inc.                        4.4%
                                                                            -------------------------------------------------
                                                                              7  Boston Scientific Corporation           4.2%
                                                                            -------------------------------------------------
                                                                              8  Merrill Lynch & Company, Inc.           4.0%
                                                                            -------------------------------------------------
                                                                              9  Fannie Mae                              3.7%
                                                                            -------------------------------------------------
                                                                             10  Wal-Mart Stores, Inc.                   3.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO FOCUSED

EQUITIES FUND


PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS MARSICO FOCUSED                                 LIPPER LARGE-CAP GROWTH
                                                      EQUITIES FUND               S&P 500 INDEX               FUNDS AVERAGE
                                                 -----------------------          -------------          -----------------------
Dec. 31 1997                                               9425                       10000                       10000
                                                          12697                       11771                       12011
                                                          14151                       12858                       13359
1999                                                      16298                       14451                       15053
                                                          21630                       15564                       18491
                                                          19849                       15498                       19093
                                                          17884                       14148                       15714
2001                                                      15359                       13202                       13181
                                                          14466                       12468                       12022
                                                          14629                       10828                        9776
                                                          12191                        9713                        8624
                                                          13958                       10854                        9680
2003                                                      16012                       13966                       12294
Mar. 31 2004                                              16118                       14202                       12425

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS MARSICO FOCUSED                                 LIPPER LARGE-CAP GROWTH
                                                      EQUITIES FUND               S&P 500 INDEX               FUNDS AVERAGE
                                                 -----------------------          -------------          -----------------------
Dec. 31 1997                                              10000                       10000                       10000
                                                          13472                       11771                       12011
                                                          15014                       12858                       13359
1999                                                      17292                       14451                       15053
                                                          22950                       15564                       18491
                                                          21060                       15498                       19093
                                                          18975                       14148                       15714
2001                                                      16296                       13202                       13181
                                                          15349                       12468                       12022
                                                          15522                       10828                        9776
                                                          12935                        9713                        8624
                                                          14809                       10854                        9680
2003                                                      16989                       13966                       12294
Mar. 31 2004                                              17101                       14202                       12425


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/31/97 through
      3/31/04)              8.97%      7.94%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Focused Equities Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/31/97            12/31/97                12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              32.55%       32.20%      24.65%      31.27%      26.27%       31.24%      30.24%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          3.38%        3.12%       1.12%       2.34%       1.38%        2.34%       2.34%
5 YEARS                                          0.70%        0.42%      -0.76%      -0.31%      -0.70%       -0.31%      -0.31%
SINCE INCEPTION                                  9.17%        8.97%       7.94%       8.22%       8.22%        8.27%       8.27%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES THEIR VIEWS ON NATIONS MIDCAP GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Small&MidCap Growth Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in equity securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations MidCap Growth Fund Investor A Shares provided shareholders with a total return of 35.17%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We believe the potential for above-average returns can be achieved through active, fundamentally driven investment management in mid-sized companies. Our strategy employs fundamental research to analyze revenue growth, margin potential, and returns on capital in order to assess a company's earnings growth and the sustainability of its business model. In addition, we overlay risk management and liquidity management tools throughout the process. We look for securities that meet several criteria, including projected growth in profits greater than industry and peers, an identified catalyst for improving fundamentals, and an attractive valuation. We adhere to a style consistent and disciplined investment process that is driven by bottom-up fundamental research.

                           Determining the appropriate valuation is a key component of our process. We use a variety of valuation techniques, depending on the industry, to assess the relative attractiveness of a stock. These include price-to-earnings ("P/E"), P/E to growth rate, earnings yield (inverse of the P/E), and discounted cash flow. Individual security weightings are based on our level of conviction and outlook for a company's growth prospects, sustainability, valuation, liquidity, and overall risk management of the portfolio. Security selections focus on companies with steady growth prospects, successful business models, and attractive valuations.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the period ending March 31, 2004, Nations MidCap Growth Fund (Investor A shares) returned 35.17%, compared with a return of 49.63% for its benchmark, the Russell Midcap Growth Index.***

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           The past year was an exceptional year as the absolute performance of mid-cap stocks was among the best in the last 25 years. It was also an atypical year in that the benchmark index outperformed nearly 85% of all active mid-cap growth

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Russell Midcap Growth Index, an unmanaged index, measures the performance of those securities in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY continued


                           managers. As the economy gained strength, high beta stocks and economically-sensitive stocks were first to rebound after the three year bear market. Against this backdrop, lower market capitalization stocks, and the more speculative, lower quality companies in the investment universe fueled benchmark returns. We believe that owning such companies has not been in the best long term interest of our shareholders, so we are pleased with both the Fund's strong absolute gains for the year and by how we delivered them.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?+

                           Good stock selection in consumer cyclicals led performance during the year. Within the sector, our positions in the recreation and education industries were especially beneficial. Electronic Arts Inc., the dominant competitor in video game market, registered a solid gain as the company continued to increase recurring revenues, and maintain solid visibility into future years. Starwood Hotels & Resorts Worldwide, Inc. rose nicely as the company's properties are both leveraged to an improving economy and have global exposure. Finally, a long-time favorite of ours, Career Education Corporation, continued to benefit from workplace trends that encourage professional development, career-switching and continuing education.

                           From a stock specific perspective, three positions delivered especially noteworthy results for the Fund. Retailer Tiffany & Company gained as its leading brand name and reputation continued to bring customers into stores. Regional brokerage firm Legg Mason, Inc.'s diverse business model flourished in the rising stock market. Shares of Symbol Technologies, Inc. gained as the company's improving cash flow, commitment to global expansion, and improving corporate governance more than offset some of the risks in the stock.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           Although the majority of our technology holdings advanced during the period, owning less technology than the benchmark, as well as owning higher quality names in the sector, worked against us. Some of the benchmark's largest gains were in the internet and telecommunications industries, two areas that typically do not meet our investment criteria given their smaller market capitalizations and lack of earnings and fundamentals. Within the portfolio, disappointing results from Network Associates, Inc. and Ologic reflected the difficult spending environment and competitive pressures that prevailed for much of year.

                           From a stock specific perspective, retailer
                           Abercrombie & Fitch Company suffered from declining same store sales that prompted investors to question the brand's strength. Shares of First Health Group Corporation declined as the company faced increasing competitive pressures in corporate end-markets.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW ARE YOU POSITIONING THE FUND?

                           We remain optimistic about the outlook for mid-cap stocks in the coming year. Mid-caps have a number of factors going for them, including the potential of better sales and earnings growth relative to other asset classes, earnings estimates that should continue to rise, and valuations that are still attractive versus their larger capitalization counterparts. All of these should help drive better relative

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 42

NATIONS MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY continued


                           performance. As a counter to that, mid-cap outperformance relative to large-caps tends to slow in the second year of an economic expansion.

                           We continue to position the fund with high quality securities, weighted according to our conviction about each company's outlook, and with attention to the overall risk management of the portfolio. Security selections will continue to focus on companies with steady growth prospects, successful business models, and attractive valuations.

NATIONS MIDCAP GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 9.3%  Pharmaceuticals
 8.7%  Semiconductors
 7.0%  Software
 6.1%  Health services
 5.3%  Medical devices and supplies
 5.3%  Specialty stores
 4.7%  Diversified electronics
 4.1%  Lodging and recreation
 3.8%  Broadcasting and cable
 3.7%  Computer services
42.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Amphenol Corporation, Class A           2.2%
                                                                            -------------------------------------------------
                                                                              2  Zimmer Holdings, Inc.                   1.8%
                                                                            -------------------------------------------------
                                                                              3  Career Education Corporation            1.8%
                                                                            -------------------------------------------------
                                                                              4  International Game Technology           1.7%
                                                                            -------------------------------------------------
                                                                              5  Barr Laboratories, Inc.                 1.7%
                                                                            -------------------------------------------------
                                                                              6  Starwood Hotels & Resorts Worldwide,
                                                                                 Inc.                                    1.7%
                                                                            -------------------------------------------------
                                                                              7  CDW Corporation                         1.6%
                                                                            -------------------------------------------------
                                                                              8  Cognizant Technology Solutions
                                                                                 Corporation                             1.6%
                                                                            -------------------------------------------------
                                                                              9  Harris Corporation                      1.6%
                                                                            -------------------------------------------------
                                                                             10  Symantic Corporation                    1.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS MIDCAP GROWTH       LIPPER MID-CAP GROWTH       RUSSELL MIDCAP GROWTH
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                  ---------------------       ---------------------       ---------------------
Mar. 31 1994                                              10000                       10000                       10000
1995                                                      10505                       10953                       11189
                                                          14114                       14546                       14400
1997                                                      14139                       14752                       15313
                                                          20482                       21063                       21800
1999                                                      18964                       21998                       23738
                                                          33153                       41722                       42064
2001                                                      26197                       26231                       22958
                                                          23586                       25971                       21879
2003                                                      15434                       18837                       16167
Mar. 31 2004                                              20863                       27021                       24190

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS MIDCAP GROWTH       LIPPER MID-CAP GROWTH       RUSSELL MIDCAP GROWTH
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                  ---------------------       ---------------------       ---------------------
Mar. 31 1994                                              10000                       10000                       10000
1995                                                      11146                       10953                       11189
                                                          14975                       14546                       14400
1997                                                      15002                       14752                       15313
                                                          21731                       21063                       21800
1999                                                      20121                       21998                       23738
                                                          35176                       41722                       42064
2001                                                      27796                       26231                       22958
                                                          25025                       25971                       21879
2003                                                      16376                       18837                       16167
Mar. 31 2004                                              22135                       27021                       24190


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              8.27%     7.63%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Growth Fund over the last 10 years. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those securities in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates. Funds in the Lipper Mid-Cap Growth Funds Average invest at least 75% of their equity assets in mid-capitalization companies that typically have above-average price-to-earnings and price-to-book ratios compared to the S&P 500 MidCap 400 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                            INVESTOR A                 INVESTOR B                 INVESTOR C
                                       PRIMARY A       NAV**          MOP*         NAV**        CDSC***       NAV**       CDSC***
Inception date                         12/4/92               12/10/92                    6/7/93                    12/18/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       35.57%        35.17%        27.38%        34.32%       29.32%        34.22%       33.22%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  -7.07%        -7.31%        -9.12%        -8.01%       -8.93%        -8.01%       -8.01%
5 YEARS                                   2.22%         1.92%         0.72%         1.17%        0.86%         1.19%        1.19%
10 YEARS                                  8.54%         8.27%         7.63%         7.46%        7.46%         7.55%        7.55%
SINCE INCEPTION                           8.39%         8.25%         7.69%         7.83%        7.83%         7.52%        7.52%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

* Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

*** Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY


                           IN THE FOLLOWING INTERVIEW, MR. GILCHRIST SHARES HIS VIEWS ON NATIONS MARSICO 21ST CENTURY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by Corydon J. Gilchrist of Marsico Capital Management, LLC, investment sub-adviser to the Fund.**

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Marsico 21st Century Fund Investor A Shares provided shareholders with a total return of 56.70%.*
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Marsico 21st Century Fund seeks long-term growth of capital. The Fund is a diversified portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size across the market capitalization spectrum, and typically will own between 35 and 50 stocks. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, well-incented management teams. The Fund will typically own three types of stocks: core growth, aggressive growth, and life cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Marsico 21st Century Fund (Investor A Shares) returned 56.70% compared with a return of 35.12% for its benchmark, the S&P 500 Index.**

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           Equity gains seemed to be buoyed by several factors: growing evidence that a U.S. economic recovery was taking place, encouraging profit reports from U.S. companies, continued low interest rates, stimulative fiscal policy (e.g., tax cuts, spending increases), and improving business and consumer confidence. To some extent, the Fund's performance was attributable to investing primarily in companies that we consider to be high quality in nature.

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           **The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.



                           THE FUND MAY INVEST WITHOUT LIMIT IN FOREIGN
                           SECURITIES. FOREIGN
                           INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS. INVESTING IN
                           EMERGING MARKETS MAY ENHANCE THESE RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY continued


                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?***
                           The consumer discretionary sector was the largest contributor to performance for the year. The Fund benefited from specific stock selection in the sector, with Harman International Industries, Inc., Wynn Resorts, Ltd., The Sports Authority, Inc. and Bayerische Motoren Werke (BMW) AG, prior to being sold, among the top ten contributors to performance.

                           In the health care sector, both an underweight position and stock selection added to performance during the year. The Fund benefited from specific stock selection in the pharmaceuticals and biotechnology industry, with Genentech, Inc., being a particularly strong individual company performer.

                           The Fund also benefited by maintaining a generally underweight posture in the information technology sector. From an industry standpoint, the Fund's stock selection in the software and services industry was a significant source of added value for the reporting period. Cisco Systems, Inc., prior to being sold, was one of the top performers for the year.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           All three industries in the industrial sector detracted from performance during the year, primarily due to an underweight position and stock selection versus the S&P 500 Index. Monster Worldwide Inc. and Rockwell Automation, Inc., prior to being sold from the Fund, were among the ten worst performers. In addition, specific stock selection in the diversified financials and insurance industries detracted from performance.

                           HOW ARE YOU POSITIONING THE FUND?

                           As of March 31, 2004 the Fund's most significant economic sector allocations were in consumer discretionary, financials, health care, industrials, and information technology. Within these sectors, there generally is some industry-specific focus. For example, our consumer discretionary holdings include substantial investments in media and hotels, restaurants and leisure companies. Financials holdings favor banks and diversified financials companies. In recent months we have been gradually shifting the Fund's aggregate holdings to tilt more to economically sensitive areas. We remain cautious about the overall technology sector and have selectively decreased our weighting in this sector during the past several months. As of March 31, 2004 the portfolio had no exposure to the telecommunications, energy, or utilities sectors.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO

21ST CENTURY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

14.1%  Lodging and recreation
13.5%  Commercial banking
 7.8%  Media
 6.9%  Specialty stores
 6.5%  Heavy machinery
 5.5%  Pharmaceuticals
 4.6%  Broadcasting and cable
 4.4%  Investment services
 4.1%  Diversified electronics
 4.1%  Consumer credit and mortgages
28.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  EMI Group plc                           4.7%
                                                                            -------------------------------------------------
                                                                              2  Brunswick Corporation                   4.5%
                                                                            -------------------------------------------------
                                                                              3  Jefferies Group, Inc.                   4.4%
                                                                            -------------------------------------------------
                                                                              4  Countrywide Financial Corporation       4.1%
                                                                            -------------------------------------------------
                                                                              5  Standard Chartered plc                  4.0%
                                                                            -------------------------------------------------
                                                                              6  UCBH Holdings Inc.                      3.6%
                                                                            -------------------------------------------------
                                                                              7  PACCAR, Inc.                            3.6%
                                                                            -------------------------------------------------
                                                                              8  Mandalay Resort Group                   3.5%
                                                                            -------------------------------------------------
                                                                              9  The Sports Authority, Inc.              3.4%
                                                                            -------------------------------------------------
                                                                             10  Government Properties Trust, Inc.       3.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO

21ST CENTURY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS MARSICO 21ST                                   LIPPER MULTI-CAP GROWTH
                                                      CENTURY FUND                S&P 500 INDEX               FUNDS AVERAGE
                                                  --------------------            -------------          -----------------------
Apr. 10 2000                                              9425                        10000                       10000
                                                          8973                         9958                       10995
                                                          9500                         9861                       11440
                                                          8040                         9090                        9008
2001                                                      6569                         8013                        6855
                                                          6909                         8482                        7506
                                                          5598                         7238                        5568
                                                          6541                         8011                        6615
2002                                                      6654                         8033                        6365
                                                          6635                         6957                        5303
                                                          5815                         5756                        4438
                                                          5900                         6241                        4672
2003                                                      5834                         6044                        4638
                                                          7125                         6975                        5428
                                                          7785                         7159                        5691
                                                          8765                         8031                        6305
Mar. 31 2004                                              9142                         8167                        6477

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS MARSICO 21ST                                   LIPPER MULTI-CAP GROWTH
                                                      CENTURY FUND                S&P 500 INDEX               FUNDS AVERAGE
                                                  --------------------            -------------          -----------------------
Apr. 10, 2000                                             10000                       10000                       10000
                                                           9520                        9958                       10995
                                                          10080                        9861                       11440
                                                           8530                        9090                        9008
2001                                                       6970                        8013                        6855
                                                           7330                        8482                        7506
                                                           5940                        7238                        5568
                                                           6940                        8011                        6615
2002                                                       7060                        8033                        6365
                                                           7040                        6957                        5303
                                                           6170                        5756                        4438
                                                           6260                        6241                        4672
2003                                                       6190                        6044                        4638
                                                           7560                        6975                        5428
                                                           8260                        7159                        5691
                                                           9300                        8031                        6305
Mar. 31 2004                                               9700                        8167                        6477


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION         NAV**      MOP*
     (4/10/00 through
      3/31/04)              -0.76%     -2.23%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico 21st Century Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Multi-Cap Growth Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                              INVESTOR A                INVESTOR B                INVESTOR C
                                          PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                            4/10/00              4/10/00                   4/10/00                   4/10/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          57.05%        56.70%       47.64%       55.70%      50.70%        55.70%       54.70%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                     11.92%        11.65%        9.44%       10.83%      10.01%        10.83%       10.83%
SINCE INCEPTION                             -0.51%        -0.76%       -2.23%       -1.49%      -2.25%        -1.49%       -1.49%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS SMALL
COMPANY FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SMALL COMPANY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Small&MidCap Growth Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in equity securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Small Company Fund Investor A Shares provided shareholders with a total return of 51.00%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We believe the potential for above-average returns can be achieved through active, fundamentally driven investment management in small companies. Our strategy employs fundamental research to analyze revenue growth, margin potential, and returns on capital in order to assess a company's earnings growth and the sustainability of its business model. In addition, we overlay risk management and liquidity management tools throughout the process. We look for securities that meet several criteria including: projected growth in profits greater than industry and peers, an identified catalyst for improving fundamentals, and an attractive valuation. We adhere to a style consistent and disciplined investment process that is driven by bottom-up fundamental research.

                           Determining the appropriate valuation is a key component of our process. We use a variety of valuation techniques, depending on the industry, to assess the relative attractiveness of a stock. These include price-to-earnings ("P/E"), P/E to growth rate, earnings yield (inverse of the P/E), and discounted cash flow. Individual security weightings are based on our level of conviction and outlook for a company's growth prospects, sustainability, valuation, liquidity, and overall risk management of the portfolio. Security selections focus on companies with steady growth prospects, successful business models, and attractive valuations.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the period ending March 31, 2004, Nations Small Company Fund (Investor A shares) returned 51.00%, compared with a return of 63.16% for its benchmark, the Russell 2000 Growth Index.***

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Growth Index, an unmanaged index, measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARE PRICES OF SMALL-CAPITALIZATION STOCKS TEND TO BE MORE VOLATILE THAN
                           THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALL
COMPANY FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM COMMENTARY continued


                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           For small-cap portfolio managers it was an exceptional year, as absolute performance was unmatched by almost any other one-year time period. It was also an unusual year in that our benchmark, the Russell 2000 Growth Index, outperformed nearly 75% of active small-cap growth managers. The benchmark's performance was fueled by smaller capitalization, lower priced stocks, and more speculative, lower quality companies. We believe that owning such companies has historically not been in the best long term interest of our shareholders, so we are pleased with the Fund's strong absolute gains and how we delivered them.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?+

                           Consumer cyclicals was the Fund's most effective sector during the period. Performance was especially notable in the education, gaming, and restaurant industries. Workplace trends that encouraged professional development, career-switching and continuing education benefited Career Education Corporation and Education Management Corporation. Shuffle Master, Inc. was a leading contributor as the company continued to report solid earnings, diversify its revenue sources, and maintain and strengthen its market leading position in the gaming equipment industry. Shares of Red Robin Gourmet Burgers Company, Inc. and RARE Hospitality International, Inc. rose as both companies reported same store sales growth and expanded the number of their units.

                           The financials sector also produced strong results during the period. Stock selection was especially effective in the banking, asset management and mortgage-related finance industries. City National Corporation gained as investors rewarded the bank's leverage to an improving economy, improving credit outlook, and asset-sensitive balance sheet. Affiliated Managers Group, Inc. and Boston Private Financial Holdings, Inc. posted solid returns, garnering increased management fees in a rising market environment. Triad Guaranty, Inc.'s stock rose as the company benefited from slower refinancing activity.

                           From a stock specific perspective, two of our top holdings performed especially well. Shares of Martek Biosciences Corporation, a pharmaceutical company that specializes in infant formula oils, and VCA Antech, Inc., a leader in the veterinary services market, doubled during the year. We have been long-time holders of both stocks and once again benefited from the companies' sound business models, steady and consistent execution, and favorable outlooks.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Both an underweight and our positioning within the technology sector hurt the Fund's relative performance. Although the majority of our technology holdings advanced, sector gains for the benchmark were led by lower quality, more speculative stocks that typically do not meet our investment criteria. Within the portfolio, shares of Tier Technologies, Inc. fell when the company announced that it would be difficult to predict the effect of federal, state, and local government budget shortfalls on its business. Portal Software declined, as management was unable to execute a change in the company's business model.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALL
COMPANY FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM COMMENTARY continued


                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW ARE YOU POSITIONING THE FUND?

                           We remain optimistic about the outlook for small-cap stocks. We believe small-caps could continue to outperform the market if interest rates remain low and merger and acquisition activity continues. We think earnings and sales growth are likely to remain better than other asset classes thanks to the healthy economy. At the same time, we are cognizant that performance may slow if the Federal Reserve Board starts to raise interest rates and the dollar continues to weaken. In the past, small-cap outperformance has weakened in the second year of an economic expansion. Nevertheless, we feel the positives more than offset any real or psychological negatives, and we are looking forward to another solid year for small-capitalization stocks.

                           We continue to position the Fund with high quality securities, weighted according to our conviction about each company's outlook, and with attention to the overall risk management of the portfolio. Security selections will continue to focus on companies with steady growth prospects, successful business models, and attractive valuations.

NATIONS SMALL COMPANY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 8.3%  Pharmaceuticals
 8.0%  Health services
 7.5%  Software
 7.3%  Diversified electronics
 7.1%  Semiconductors
 6.4%  Medical devices and supplies
 4.8%  Computer services
 3.4%  Finance - Miscellaneous
 3.4%  Housing and furnishings
40.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Respironics, Inc.                       2.3%
                                                                            -------------------------------------------------
                                                                              2  VCA Antech, Inc.                        2.3%
                                                                            -------------------------------------------------
                                                                              3  Affiliated Managers Group, Inc.         1.9%
                                                                            -------------------------------------------------
                                                                              4  City National Corporation               1.8%
                                                                            -------------------------------------------------
                                                                              5  Tuesday Morning Corporation             1.7%
                                                                            -------------------------------------------------
                                                                              6  Martek Biosciences Corporation          1.7%
                                                                            -------------------------------------------------
                                                                              7  Radio One, Inc., Class D                1.7%
                                                                            -------------------------------------------------
                                                                              8  Hyperion Solutions Corporation          1.6%
                                                                            -------------------------------------------------
                                                                              9  Province Healthcare Company             1.6%
                                                                            -------------------------------------------------
                                                                             10  Red Robin Gourmet Burgers, Inc.         1.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SMALL COMPANY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS SMALL COMPANY                                  LIPPER SMALL-CAP GROWTH
                                                          FUND              RUSSELL 2000 GROWTH FUND          FUNDS AVERAGE
                                                  ---------------------     ------------------------     -----------------------
Dec. 12 1995                                               9425                       10000                       10000
                                                           9313                       10213                        9879
1996                                                      11169                       11302                       11719
                                                          13343                       12710                       13707
1998                                                      13506                       12812                       14486
                                                          20868                       18258                       23438
2000                                                      20486                       14119                       22278
                                                          17984                       12770                       19874
2002                                                      12955                        8906                       13967
                                                          17768                       13229                       20163
Mar. 31 2004                                              18456                       13967                       20962

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS SMALL COMPANY                                  LIPPER SMALL-CAP GROWTH
                                                          FUND              RUSSELL 2000 GROWTH FUND          FUNDS AVERAGE
                                                  ---------------------     ------------------------     -----------------------
Dec. 12 1995                                              10000                       10000                       10000
                                                           9881                       10213                        9879
1996                                                      11850                       11302                       11719
                                                          14157                       12710                       13707
1998                                                      14330                       12812                       14486
                                                          22141                       18258                       23438
2000                                                      21736                       14119                       22278
                                                          19081                       12770                       19874
2002                                                      13745                        8906                       13967
                                                          18852                       13229                       20163
Mar. 31 2004                                              19582                       13967                       20962


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (12/12/95 through
      3/31/04)              8.43%     7.66%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Small Company Fund from the inception of the share class. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. Funds in the Lipper Small-Cap Growth Funds Average invest at least 75% of their equity assets in small-capitalization companies that typically have above-average price-to-earnings and price-to-book ratios compared to the S&P Small Cap 600 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/12/95            12/12/95                12/12/95                  9/22/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              51.38%       51.00%      42.29%      49.84%      44.84%       49.90%      48.90%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          3.89%        3.62%       1.60%       2.82%       1.87%        2.83%       2.83%
5 YEARS                                          8.57%        8.31%       7.03%       7.53%       7.23%        7.53%       7.53%
SINCE INCEPTION                                  8.74%        8.43%       7.66%       7.69%       7.69%        3.16%       3.16%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 12.1%
            BROADCASTING AND CABLE -- 0.7%
 444,450    The Walt Disney Company.......................................   $   11,107
                                                                             ----------
            COMMERCIAL BANKING -- 0.7%
 198,300    Wells Fargo & Company.........................................       11,238
                                                                             ----------
            COMMERCIAL SERVICES -- 0.8%
 600,000    Cendant Corporation...........................................       14,634
                                                                             ----------
            COMPUTER SERVICES -- 0.5%
 176,000    Automatic Data Processing, Inc. ..............................        7,392
                                                                             ----------
            CONGLOMERATES -- 0.5%
 260,000    Tyco International Ltd. ......................................        7,449
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 2.3%
 121,130    3M Company....................................................        9,917
 130,000    Actuant Corporation, Class A!!................................        5,100
 104,000    Danaher Corporation...........................................        9,710
 340,000    General Electric Company......................................       10,376
  80,000    Kaydon Corporation............................................        2,202
  20,000    Roper Industries, Inc. .......................................          965
                                                                             ----------
                                                                                 38,270
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.8%
  98,000    Cinergy Corporation...........................................        4,007
 379,924    NiSource Inc. ................................................        8,074
                                                                             ----------
                                                                                 12,081
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.6%
 140,000    Moody's Corporation...........................................        9,912
                                                                             ----------
            FOOD PRODUCTS -- 0.2%
  61,600    Wm. Wrigley Jr. Company(a)....................................        3,642
                                                                             ----------
            HEAVY MACHINERY -- 0.8%
 205,000    Cummins, Inc. ................................................       11,982
                                                                             ----------
            INTEGRATED OIL -- 0.5%
  25,000    ChevronTexaco Corporation.....................................        2,195
 100,000    Kerr-McGee Corporation........................................        5,150
                                                                             ----------
                                                                                  7,345
                                                                             ----------
            LODGING AND RECREATION -- 0.2%
 190,000    Hilton Hotels Corporation.....................................        3,088
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.2%
 200,000    Hanover Compressor Company!!(a)...............................        2,418
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.4%
 550,000    Corning Inc.!!................................................        6,149
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            OILFIELD SERVICES -- 1.4%
 300,000    Halliburton Company...........................................   $    9,117
 435,000    Pride International, Inc.!!...................................        7,421
 310,000    Rowan Companies, Inc.!!.......................................        6,538
                                                                             ----------
                                                                                 23,076
                                                                             ----------
            RESTAURANTS -- 0.6%
 320,000    McDonald's Corporation........................................        9,142
                                                                             ----------
            SEMICONDUCTORS -- 0.3%
  86,000    Analog Devices, Inc. .........................................        4,129
                                                                             ----------
            SOFTWARE -- 0.4%
 230,000    Microsoft Corporation.........................................        5,743
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.2%
 232,318    Crown Castle International Corporation!!......................        2,934
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $156,784).............................................      191,731
                                                                             ----------
PRINCIPAL
 AMOUNT
 (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 59.1%
            AEROSPACE AND DEFENSE -- 0.3%
$  4,180    L-3 Communications Holdings, Inc.,
              4.000% 09/15/11@............................................        4,854
                                                                             ----------
            AIRLINES -- 0.7%
  12,930    Northwest Airlines Corporation,
              7.625% 11/15/23(a)..........................................       11,459
                                                                             ----------
            AUTOMOTIVE -- 0.9%
   6,210    American Axle & Manufacturing Holdings, Inc.,
              2.000% 02/15/24@(a).........................................        6,280
   7,836    Tower Automotive Inc.,
              5.000% 08/01/04 (a).........................................        7,522
                                                                             ----------
                                                                                 13,802
                                                                             ----------
            BROADCASTING AND CABLE -- 3.0%
   5,970    Citadel Broadcasting Corporation,
              1.875% 02/15/11@............................................        5,754
   6,925    Liberty Media Corporation,
              0.750% 03/30/23(a)..........................................        7,860
   1,975    Liberty Media Corporation,
              3.500% 01/15/31(a)..........................................        1,805
   7,255    Liberty Media Corporation,
              3.500% 01/15/31@............................................        6,629

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$ 12,310    Liberty Media Corporation,
              3.250% 03/15/31(a)..........................................   $   11,771
  12,835    The Walt Disney Company,
              2.125% 04/15/23(a)..........................................       14,182
                                                                             ----------
                                                                                 48,001
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.6%
   6,461    Millennium Chemicals, Inc.,
              4.000% 11/15/23@............................................        9,070
                                                                             ----------
            COMPUTER SERVICES -- 2.8%
   8,282    Ciber, Inc.,
              2.875% 12/15/23@(a).........................................        9,214
  11,910    DST Systems Inc.,
              4.125% 08/15/23(a)..........................................       14,992
  12,940    Electronic Data Systems Corporation,
              3.875% 07/15/23@............................................       12,778
   3,850    The BISYS Group, Inc.,
              4.000% 03/15/06@............................................        3,869
   3,925    The BISYS Group, Inc.,
              4.000% 03/15/06.............................................        3,945
                                                                             ----------
                                                                                 44,798
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.1%
  13,925    Eastman Kodak Company,
              3.375% 10/15/33@(a).........................................       16,101
   1,990    Safeguard Scientifics, Inc.,
              2.625% 03/15/24@(a).........................................        1,664
                                                                             ----------
                                                                                 17,765
                                                                             ----------
            CONGLOMERATES -- 2.7%
  12,750    Tyco International Group,
              2.750% 01/15/18.............................................       17,340
  17,350    Tyco International Group,
              3.125% 01/15/23.............................................       25,353
                                                                             ----------
                                                                                 42,693
                                                                             ----------
            CONSTRUCTION -- 0.7%
  10,395    Fluor Corporation,
              1.500% 02/15/24(a)..........................................       10,512
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.9%
  12,400    American Express Company,
              1.850% 12/01/33@(a).........................................       13,857
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 1.8%
   6,205    Actuant Corporation,
              2.000% 11/15/23@............................................        7,601
   5,715    Kaydon Corporation,
              4.000% 05/23/23.............................................        6,594
   7,897    Lennox International Inc.,
              6.250% 06/01/09.............................................       10,405
   9,860    Roper Industries, Inc.,
              1.481% 01/15/34(a)..........................................        4,264
                                                                             ----------
                                                                                 28,864
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            EDUCATION -- 0.8%
$    970    School Specialty, Inc.,
              6.000% 08/01/08.............................................   $    1,122
   5,330    School Specialty, Inc.,
              6.000% 08/01/08@............................................        6,163
   4,900    School Specialty, Inc.,
              3.750% 08/01/23.............................................        5,647
                                                                             ----------
                                                                                 12,932
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 4.3%
   8,925    CenterPoint Energy, Inc.,
              3.750% 05/15/23@............................................       10,253
      90    CenterPoint Energy, Inc.,
              3.750% 05/15/23.............................................          103
   2,979    CenterPoint Energy, Inc.,
              2.875% 01/15/24@............................................        3,195
  12,832    Dominion Resources, Inc.,
              2.125% 12/15/23(a)..........................................       13,233
  14,745    Duke Energy Corporation,
              1.750% 05/15/23.............................................       15,868
  12,890    PPL Energy Supply LLC,
              2.625% 05/15/23@(a).........................................       13,534
   4,871    PPL Energy Supply LLC,
              2.625% 05/15/23.............................................        5,115
   5,950    Reliant Resources, Inc.,
              5.000% 08/15/10(a)..........................................        7,244
                                                                             ----------
                                                                                 68,545
                                                                             ----------
            ENERGY -- MISCELLANEOUS -- 0.7%
   2,000    Massey Energy Company,
              4.750% 05/15/23@............................................        2,895
   5,450    Massey Energy Company,
              4.750% 05/15/23.............................................        7,889
                                                                             ----------
                                                                                 10,784
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 0.9%
   4,225    Devon Energy Corporation,
              4.950% 08/15/08.............................................        4,341
   8,925    Kerr-McGee Corporation,
              5.250% 02/15/10.............................................        9,583
                                                                             ----------
                                                                                 13,924
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 1.1%
  15,780    Providian Financial Corporation,
              2.750% 03/15/16(a)..........................................       16,727
                                                                             ----------
            FOOD PRODUCTS -- 0.3%
   4,000    Bunge Ltd.,
              3.750% 11/15/22.............................................        5,485
                                                                             ----------
            HEALTH SERVICES -- 1.9%
  15,880    Health Management Associates, Inc.,
              1.500% 08/01/23.............................................       17,845
  12,890    Lincare Holdings Inc.,
              3.000% 06/15/33@(a).........................................       13,051
                                                                             ----------
                                                                                 30,896
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 0.8%
$  4,915    Church & Dwight Co., Inc.,
              5.250% 08/15/33.............................................   $    6,009
   1,925    RPM International Inc.,
              1.389% 05/13/33(a)..........................................        1,049
  10,890    RPM International, Inc.,
              1.389% 05/13/33@............................................        5,935
                                                                             ----------
                                                                                 12,993
                                                                             ----------
            INSURANCE -- 0.6%
   5,850    PMI Group Inc.,
              2.500% 07/15/21@............................................        6,406
   3,000    PMI Group, Inc.,
              2.500% 07/15/21.............................................        3,285
                                                                             ----------
                                                                                  9,691
                                                                             ----------
            LODGING AND RECREATION -- 1.5%
   6,952    Fairmont Hotels & Resorts, Inc.,
              3.750% 12/01/23@............................................        7,195
  14,803    Hilton Hotels Corporation,
              3.375% 04/15/23(a)..........................................       15,877
                                                                             ----------
                                                                                 23,072
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 2.3%
   2,890    Bausch & Lomb Inc.,
              1.710% 08/01/23(a)..........................................        3,674
   1,950    Charles River Labs Inc.,
              3.500% 02/01/22(a)..........................................        2,325
   3,480    Charles River Labs Inc.,
              3.500% 02/01/22@............................................        4,150
   2,000    Fisher Scientific International, Inc.,
              2.500% 10/01/23(a)..........................................        2,785
   3,962    Fisher Scientific International, Inc.,
              3.250% 03/01/24(a)..........................................        4,210
  14,890    Invitrogen Corporation,
              2.000% 08/01/23.............................................       19,059
                                                                             ----------
                                                                                 36,203
                                                                             ----------
            METALS AND MINING -- 2.3%
  10,710    Freeport-McMoran Copper & Gold, Inc.,
              7.000% 02/11/11(a)..........................................       17,270
   4,994    Inco Ltd.,
              1.000% 03/14/23@(a).........................................        6,467
   1,875    Inco Ltd.,
              3.500% 03/14/52(a)..........................................        2,789
   8,435    Placer Dome, Inc.,
              2.750% 10/15/23@(a).........................................       10,428
                                                                             ----------
                                                                                 36,954
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.6%
   6,950    Dynegy Inc.,
              4.750% 08/15/23(a)..........................................        8,879
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.2%
  11,910    American Tower Corporation,
              3.250% 08/01/10(a)..........................................       14,783
   3,980    Lucent Technologies Inc.,
              8.000% 08/01/31.............................................        4,761
                                                                             ----------
                                                                                 19,544
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            OILFIELD SERVICES -- 2.8%
$ 15,925    Halliburton Company,
              3.125% 07/15/23.............................................   $   17,876
   8,226    Hanover Compressor Company,
              4.750% 03/15/08(a)..........................................        7,774
   3,451    Hanover Compressor Company,
              4.750% 01/15/14(a)..........................................        4,098
  13,900    Pride International, Inc.,
              3.250% 05/01/33(a)..........................................       14,560
                                                                             ----------
                                                                                 44,308
                                                                             ----------
            PACKAGING AND CONTAINERS -- 1.2%
  17,910    Sealed Air Corporation,
              3.000% 06/30/33.............................................       18,806
                                                                             ----------
            PHARMACEUTICALS -- 6.9%
     995    Amylin Pharmaceuticals, Inc.,
              2.500% 04/15/11@............................................          995
   2,975    Cell Therapeutic, Inc.,
              4.000% 07/01/10@............................................        2,752
   3,950    Cephalon Inc.,
              2.500% 12/15/06(a)..........................................        3,911
   7,820    Cubist Pharmaceuticals,
              5.500% 11/01/08(a)..........................................        7,097
  11,185    Enzon Pharmaceuticals Inc.,
              4.500% 07/01/08.............................................       10,765
  17,413    Genzyme Corporation,
              1.250% 12/01/23@(a).........................................       17,760
   2,880    ICOS Corporation,
              2.000% 07/01/23@............................................        2,714
   9,880    ICOS Corporation,
              2.000% 07/01/23.............................................        9,312
   5,700    IVAX Corporation,
              4.500% 05/15/08@............................................        5,764
   3,483    IVAX Corporation,
              1.500% 03/01/24@(a).........................................        3,592
   6,950    Sepracor Inc.,
              5.000% 02/15/07(a)..........................................        7,089
  18,200    Teva Pharmaceutical Industries, Ltd.,
              0.500% 02/01/24(a)..........................................       18,859
   9,340    Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07.............................................        8,873
   9,925    Wyeth,
              0.716% 01/15/24@............................................        9,988
                                                                             ----------
                                                                                109,471
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 1.0%
  14,795    Lamar Advertising Company,
              2.875% 12/31/10(a)..........................................       16,016
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 1.7%
$  5,875    GATX Corporation,
              7.500% 02/01/07@............................................   $    6,639
   1,805    GATX Corporation,
              7.500% 02/01/07.............................................        2,040
   3,952    GATX Corporation,
              5.000% 08/15/23.............................................        4,752
   5,935    Yellow Corporation,
              5.000% 08/08/23(a)..........................................        7,693
   5,760    Yellow Corporation,
              3.375% 11/25/23@(a).........................................        6,509
                                                                             ----------
                                                                                 27,633
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.1%
  17,040    Host Marriott LP,
              3.250% 04/15/24@(a).........................................       17,125
                                                                             ----------
            RETAIL -- SPECIALTY -- 1.5%
   5,980    Dick's Sporting Goods, Inc.,
              1.606% 02/18/24@............................................        4,328
   6,720    J.C. Penney Company, Inc.,
              5.000% 10/15/08@............................................        8,518
   9,920    Saks Inc.,
              2.000% 03/15/24@(a).........................................       10,502
                                                                             ----------
                                                                                 23,348
                                                                             ----------
            SEMICONDUCTORS -- 2.3%
   4,915    Agere Systems Inc.,
              6.500% 12/15/09(a)..........................................        6,949
   3,080    Conexant Systems, Inc.,
              4.000% 02/01/07(a)..........................................        3,034
   7,920    LSI Logic Corporation,
              4.000% 05/15/10@............................................        9,029
  12,880    Vishay Intertechnology Inc.,
              3.625% 08/01/23(a)..........................................       17,548
                                                                             ----------
                                                                                 36,560
                                                                             ----------
            SOFTWARE -- 1.6%
   4,290    Acxiom Corporation,
              3.750% 02/15/09@............................................        5,443
   5,382    BEA Systems, Inc.,
              4.000% 12/15/06(a)..........................................        5,402
   1,900    Fair Issac Corporation,
              1.500% 08/15/23(a)..........................................        2,069
  11,910    Fair Issac Corporation,
              1.500% 08/15/23@............................................       12,967
                                                                             ----------
                                                                                 25,881
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 4.2%
   8,410    Andrew Corporation,
              3.250% 08/15/13.............................................       13,078
  25,175    AT&T Corporation -- Liberty Media Group,
              4.000% 11/15/29.............................................       19,039
   2,900    CenturyTel Inc.,
              4.750% 08/01/32.............................................        3,110
   7,425    Commonwealth Telephone Enterprises, Inc.,
              3.250% 07/15/23.............................................        7,713

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$  5,805    Harris Corporation,
              3.500% 08/15/22.............................................   $    7,430
   3,000    Level 3 Communications, Inc.,
              6.000% 09/15/09(a)..........................................        1,830
   4,983    Level 3 Communications, Inc.,
              6.000% 03/15/10(a)..........................................        2,977
  11,560    Nextel Communications, Inc., Class A,
              5.250% 01/15/10.............................................       11,618
                                                                             ----------
                                                                                 66,795
                                                                             ----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $844,136).............................................      938,247
                                                                             ----------
 SHARES
---------
            CONVERTIBLE PREFERRED STOCKS -- 27.1%
            AEROSPACE AND DEFENSE -- 1.1%
  40,000    Northrop Grumman Corporation, 7.00%...........................        5,170
  80,350    Northrop Grumman Corporation, 7.25%...........................        8,307
  68,500    Raytheon Company..............................................        3,490
                                                                             ----------
                                                                                 16,967
                                                                             ----------
            AUTOMOTIVE -- 1.8%
  74,000    Ford Motor Company Capital Trust II...........................        3,926
 611,050    General Motors Corporation....................................       18,704
 233,300    General Motors Corporation, Series B..........................        5,949
                                                                             ----------
                                                                                 28,579
                                                                             ----------
            BEVERAGES -- 0.4%
 210,350    Constellation Brands, Inc.(a).................................        6,447
                                                                             ----------
            COMMERCIAL BANKING -- 2.2%
 376,200    Sovereign Capital Trust IV!!..................................       18,621
 145,000    Washington Mutual Capital Trust I.............................        8,593
 116,600    Washington Mutual Inc. .......................................        6,910
                                                                             ----------
                                                                                 34,124
                                                                             ----------
            COMMERCIAL SERVICES -- 0.5%
 138,680    Cendant Corporation(a)........................................        7,222
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.2%
 147,590    Xerox Corporation.............................................       19,777
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.8%
  44,700    Doral Financial Corporation...................................       12,306
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            CONSUMER SERVICES -- 0.2%
  42,755    Allied Waste Industries, Inc. ................................   $    3,123
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.9%
 288,200    Ameren Corporation............................................        8,055
 194,510    Cinergy Corporation(a)........................................       12,576
 330,000    Duke Energy Corporation(a)....................................        4,884
 175,300    PPL Corporation, Series B.....................................        3,900
                                                                             ----------
                                                                                 29,415
                                                                             ----------
            ENERGY -- MISCELLANEOUS -- 1.1%
  43,750    Arch Coal, Inc. ..............................................        3,761
  97,800    Williams Companies, Inc. .....................................        6,259
 119,100    Williams Companies, Inc.@(a)..................................        7,623
                                                                             ----------
                                                                                 17,643
                                                                             ----------
            HEALTH SERVICES -- 1.5%
  70,200    Anthem, Inc. .................................................        7,375
 255,850    Omnicare, Inc.(a).............................................       16,758
                                                                             ----------
                                                                                 24,133
                                                                             ----------
            HEAVY MACHINERY -- 1.0%
  42,000    Cummins Capital Trust I@......................................        2,924
 179,200    Cummins Capital Trust I(a)....................................       12,477
                                                                             ----------
                                                                                 15,401
                                                                             ----------
            INSURANCE -- 3.0%
 208,360    Hartford Financial Services Group, Inc. ......................       13,283
 228,625    Prudential Financial Inc. ....................................       15,688
  66,000    Reinsurance Group of America Inc. ............................        3,894
 632,950    XL Capital Ltd. ..............................................       16,236
                                                                             ----------
                                                                                 49,101
                                                                             ----------
            INVESTMENT SERVICES -- 0.8%
 294,000    Citigroup Global Markets Holdings Inc. .......................       12,427
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 1.1%
 315,560    Baxter International Inc.!!(a)................................       17,040
                                                                             ----------
            METALS AND MINING -- 0.9%
 148,300    Freeport-McMoran Copper & Gold Inc.@(a).......................       14,515
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            OIL AND GAS -- 2.9%
 276,080    Amerada Hess Corporation......................................   $   17,435
 100,000    Chesapeake Energy Corporation, 4.125%@(a).....................       10,375
  57,510    Chesapeake Energy Corporation, 5%.............................        6,362
 145,650    Chesapeake Energy Corporation, 6%@............................       10,815
  46,200    Southern Union Company........................................        2,762
                                                                             ----------
                                                                                 47,749
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 1.0%
 172,500    Boise Cascade Corporation.....................................        8,772
 111,400    Temple-Inland Inc. ...........................................        6,372
                                                                             ----------
                                                                                 15,144
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 1.0%
 266,500    Interpublic Group of Companies, Inc. .........................       15,278
                                                                             ----------
            SEMICONDUCTORS -- 0.5%
 154,990    Motorola, Inc. ...............................................        7,526
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 2.2%
 150,800    Alltel Corporation............................................        7,649
 116,000    CenturyTel, Inc. .............................................        2,782
 188,700    Citizens Utilities Trust(a)...................................        9,831
 336,185    Crown Castle International Corporation........................       15,254
                                                                             ----------
                                                                                 35,516
                                                                             ----------
            TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $378,880).............................................      429,433
                                                                             ----------
 SHARES
 (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 19.8%
              (Cost $314,060)
 314,060    Nations Cash Reserves, Capital Class Shares#..................      314,060
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $1,693,860*)................................     118.1%  $1,873,471
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     (18.1)%
            Receivable for investment securities sold.....................   $   17,271
            Receivable for Fund shares sold...............................        2,326
            Dividends receivable..........................................          688
            Interest receivable...........................................        6,858
            Collateral on securities loaned...............................     (301,537)
            Payable for Fund shares redeemed..............................       (3,185)
            Investment advisory fee payable...............................         (870)
            Administration fee payable....................................         (308)
            Shareholder servicing and distribution fees payable...........         (278)
            Due to custodian..............................................       (4,633)
            Payable for investment securities purchased...................       (3,170)
            Accrued Trustees' fees and expenses...........................          (78)
            Accrued expenses and other liabilities........................         (259)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (287,175)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $1,586,296
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    1,602
            Accumulated net realized loss on investments sold.............      (11,093)
            Net unrealized appreciation of investments....................      179,611
            Paid-in capital...............................................    1,416,176
                                                                             ----------
            NET ASSETS....................................................   $1,586,296
                                                                             ==========


                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($962,283,901 / 55,551,916 shares outstanding)..............       $17.32
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share ($398,485,157 /
              22,999,473 shares outstanding)..............................       $17.33
                                                                             ==========

            Maximum sales charge..........................................        5.75%
            Maximum offering price per share..............................       $18.39

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($154,321,541 / 9,000,770 shares outstanding)...............       $17.15
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($71,205,387 / 4,112,727 shares outstanding)................       $17.31
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $301,537.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $270,217 and $295,460, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 3.3%
            ASSET-BACKED -- AUTO LOANS -- 2.1%
$     700   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $    721
      460   AmeriCredit Automobile Receivables Trust, Series 2004-BM,
              Class A3,
              2.070% 08/06/08.............................................        460
      337   Bank One Auto Securitization Trust, Series 2003-1, Class A3,
              1.820% 09/20/07.............................................        338
      532   Capital Auto Receivables Asset Trust, Series 2002-3, Class
              A2A,
              3.050% 09/15/05.............................................        537
      450   Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................        471
      267   Ford Credit Auto Owner Trust, Series 2003-A, Class A4A,
              2.700% 06/15/07.............................................        271
      318   Nissan Auto Receivables Owner Trust, Series 2003-C, Class A4,
              2.700% 12/17/07.............................................        323
    1,048   Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A3,
              2.270% 10/22/07.............................................      1,057
                                                                             --------
                                                                                4,178
                                                                             --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.7%
      125   American Express Credit Account Master, Series 2003-4, Class
              A,
              1.690% 01/15/09.............................................        125
      621   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
              2.500% 04/07/08.............................................        628
      500   Citibank Credit Card Master Trust I, Series 1999-5, Class A,
              6.100% 05/15/08.............................................        544
                                                                             --------
                                                                                1,297
                                                                             --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.0%+
       58   First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................         58
                                                                             --------
            ASSET-BACKED -- OTHER -- 0.5%
      900   CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09.............................................        934
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $6,329)...............................................      6,467
                                                                             --------
                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 63.6%
            AEROSPACE AND DEFENSE -- 1.5%
   10,562   Boeing Company................................................   $    434
   17,951   Goodrich (BF) Corporation.....................................        504
   14,313   Rockwell Collins, Inc. .......................................        452
   17,735   United Technologies Corporation...............................      1,531
                                                                             --------
                                                                                2,921
                                                                             --------
            AUTOMOTIVE -- 0.8%
   50,243   Ford Motor Company............................................        682
   15,786   Lear Corporation..............................................        978
                                                                             --------
                                                                                1,660
                                                                             --------
            BEVERAGES -- 1.7%
   11,457   Anheuser-Busch Companies, Inc. ...............................        584
   17,824   Coca-Cola Company.............................................        897
   41,378   Pepsi Bottling Group, Inc.##..................................      1,231
   13,792   PepsiCo, Inc. ................................................        743
                                                                             --------
                                                                                3,455
                                                                             --------
            BROADCASTING AND CABLE -- 1.7%
    9,997   Clear Channel Communications, Inc. ...........................        423
   25,745   Comcast Corporation, Class A!!................................        718
    6,469   The E.W. Scripps Company, Class A.............................        654
   34,975   Time Warner Inc.!!............................................        590
   25,132   Viacom Inc., Class B..........................................        985
                                                                             --------
                                                                                3,370
                                                                             --------
            BUILDING MATERIALS -- 0.5%
    4,188   American Standard Companies Inc.!!............................        476
   11,545   Martin Marietta Materials, Inc. ..............................        533
                                                                             --------
                                                                                1,009
                                                                             --------
            CHEMICALS -- BASIC -- 0.3%
    8,831   PPG Industries, Inc. .........................................        515
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.4%
   21,642   Monsanto Company..............................................        794
                                                                             --------
            COMMERCIAL BANKING -- 7.5%
   15,775   Bank One Corporation..........................................        860
   34,507   Charter One Financial, Inc. ..................................      1,220
   76,519   Citigroup Inc.##..............................................      3,956
   13,593   City National Corporation.....................................        814
   18,250   Comerica Inc. ................................................        991
   23,389   Hibernia Corporation, Class A.................................        549
   26,082   J.P. Morgan Chase & Company...................................      1,094
   13,880   PNC Financial Services Group..................................        769
   66,602   US Bancorp....................................................      1,842
   26,937   Wachovia Corporation..........................................      1,266
   22,968   Washington Mutual, Inc. ......................................        981
   13,973   Zions Bancorporation..........................................        799
                                                                             --------
                                                                               15,141
                                                                             --------
            COMMERCIAL SERVICES -- 0.2%
   13,828   Waste Management, Inc. .......................................        417
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMPUTER SERVICES -- 0.8%
    9,233   Affiliated Computer Services, Inc., Class A!!.................   $    479
   35,966   Convergys Corporation!!.......................................        547
   12,746   First Data Corporation........................................        537
                                                                             --------
                                                                                1,563
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
    8,953   Dell Inc.!!...................................................        301
   15,846   Hewlett-Packard Company.......................................        362
   19,144   International Business Machines Corporation##.................      1,758
   10,952   Pitney Bowes Inc. ............................................        467
                                                                             --------
                                                                                2,888
                                                                             --------
            CONGLOMERATES -- 0.4%
   14,260   Pentair, Inc. ................................................        841
                                                                             --------
            CONSTRUCTION -- 0.2%
   10,239   Jacobs Engineering Group Inc.!!...............................        457
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 1.6%
   11,294   Fannie Mae....................................................        840
   12,187   Freddie Mac...................................................        720
   59,747   MBNA Corporation##............................................      1,650
                                                                             --------
                                                                                3,210
                                                                             --------
            DEPARTMENT AND DISCOUNT STORES -- 1.2%
   39,485   Wal-Mart Stores, Inc. ........................................      2,357
                                                                             --------
            DIVERSIFIED ELECTRONICS -- 1.1%
    9,026   Cooper Industries, Ltd. ......................................        516
   34,499   Flextronics International Ltd.!!..............................        594
    8,148   Harris Corporation............................................        394
   42,728   Symbol Technologies, Inc. ....................................        590
                                                                             --------
                                                                                2,094
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 2.5%
    6,038   3M Company....................................................        494
  107,449   General Electric Company##....................................      3,280
   25,581   Harsco Corporation............................................      1,164
                                                                             --------
                                                                                4,938
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.4%
   94,089   AES Corporation!!.............................................        803
                                                                             --------
            ELECTRIC POWER -- NUCLEAR -- 1.0%
   15,068   DTE Energy Company............................................        620
   12,864   Entergy Corporation...........................................        765
   10,434   FPL Group, Inc. ..............................................        698
                                                                             --------
                                                                                2,083
                                                                             --------
            EXPLORATION AND PRODUCTION -- 0.5%
   11,857   Anadarko Petroleum Corporation................................        615
    9,660   Newfield Exploration Company!!................................        463
                                                                             --------
                                                                                1,078
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 1.2%
   16,491   Affiliated Managers Group, Inc.!!.............................   $    900
   10,383   Capital One Financial Corporation.............................        783
   13,340   H&R Block, Inc. ..............................................        681
                                                                             --------
                                                                                2,364
                                                                             --------
            FOOD AND DRUG STORES -- 0.5%
   14,128   SUPERVALU Inc. ...............................................        431
   33,755   The Kroger Company!!..........................................        562
                                                                             --------
                                                                                  993
                                                                             --------
            FOOD PRODUCTS -- 1.1%
   25,286   Kellogg Company...............................................        992
   63,781   Tyson Foods Inc., Class A##...................................      1,151
                                                                             --------
                                                                                2,143
                                                                             --------
            HEALTH SERVICES -- 1.3%
   22,257   Health Net Inc.!!.............................................        555
    6,343   Quest Diagnostics Inc. .......................................        525
   21,321   Triad Hospitals, Inc.!!.......................................        657
   14,080   UnitedHealth Group Inc. ......................................        908
                                                                             --------
                                                                                2,645
                                                                             --------
            HOUSEHOLD PRODUCTS -- 0.9%
   12,811   Procter & Gamble Company......................................      1,344
   10,020   The Estee Lauder Companies Inc., Class A......................        444
                                                                             --------
                                                                                1,788
                                                                             --------
            HOUSING AND FURNISHING -- 0.9%
    8,844   Lennar Corporation, Class A...................................        478
    6,698   Mohawk Industries Inc.!!......................................        552
   16,956   The Stanley Works.............................................        723
                                                                             --------
                                                                                1,753
                                                                             --------
            INSURANCE -- 4.2%
   18,688   ACE Ltd. .....................................................        797
    5,692   Aetna Inc. ...................................................        511
   13,033   Ambac Financial Group, Inc. ..................................        962
   24,407   American International Group, Inc.##..........................      1,741
   11,191   Endurance Specialty Holdings Ltd. ............................        398
   10,140   Hartford Financial Services Group, Inc. ......................        646
   12,874   Lincoln National Corporation..................................        609
   13,064   Prudential Financial, Inc. ...................................        585
   15,887   The PMI Group, Inc. ..........................................        594
   41,362   Travelers Property Casualty Corporation, Class B..............        714
   49,888   UnumProvident Corporation.....................................        730
                                                                             --------
                                                                                8,287
                                                                             --------
            INTEGRATED OIL -- 4.1%
    8,808   Apache Corporation............................................        380
   18,856   ChevronTexaco Corporation.....................................      1,655
   13,412   ConocoPhillips................................................        936
   78,730   Exxon Mobil Corporation.......................................      3,275
   27,861   Marathon Oil Corporation......................................        938
    5,689   Sunoco, Inc. .................................................        355
   10,472   Valero Energy Corporation.....................................        628
                                                                             --------
                                                                                8,167
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- 1.5%
    8,647   Goldman Sachs Group, Inc. ....................................   $    902
    9,253   Lehman Brothers Holdings Inc. ................................        767
   20,754   Merrill Lynch & Company, Inc. ................................      1,236
                                                                             --------
                                                                                2,905
                                                                             --------
            LODGING AND RECREATION -- 1.4%
   15,933   Brunswick Corporation.........................................        651
   12,651   Harrah's Entertainment, Inc. .................................        694
   13,828   Mandalay Resort Group(a)......................................        791
   35,341   Mattel, Inc. .................................................        652
                                                                             --------
                                                                                2,788
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 2.3%
   14,556   Abbott Laboratories...........................................        598
   27,477   Boston Scientific Corporation!!...............................      1,164
   45,461   Johnson & Johnson.............................................      2,306
    7,993   Respironics, Inc.!!...........................................        432
                                                                             --------
                                                                                4,500
                                                                             --------
            METALS AND MINING -- 0.3%
   17,287   Alcoa Inc. ...................................................        600
                                                                             --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
   77,982   Cisco Systems, Inc.!!.........................................      1,834
   53,061   Motorola, Inc. ...............................................        934
   65,886   Tellabs, Inc.!!...............................................        569
                                                                             --------
                                                                                3,337
                                                                             --------
            PACKAGING AND CONTAINERS -- 0.5%
   15,221   Ball Corporation..............................................      1,032
                                                                             --------
            PAPER AND FOREST PRODUCTS -- 0.4%
    6,526   Temple-Inland Inc. ...........................................        413
    7,239   Weyerhaeuser Company..........................................        475
                                                                             --------
                                                                                  888
                                                                             --------
            PHARMACEUTICALS -- 4.3%
   30,066   Amgen Inc.!!..................................................      1,749
   18,207   Bristol-Myers Squibb Company..................................        441
    9,985   Eli Lilly and Company.........................................        668
   13,962   Express Scripts, Inc.!!.......................................      1,041
   11,179   Merck & Company, Inc. ........................................        494
   92,173   Pfizer Inc. ..................................................      3,232
   29,100   Shire Pharmaceuticals Group plc, ADR!!........................        856
                                                                             --------
                                                                                8,481
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.7%
    9,156   Dow Jones & Company, Inc. ....................................        439
   11,325   McGraw-Hill Companies, Inc. ..................................        862
                                                                             --------
                                                                                1,301
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
   13,775   United Parcel Service, Inc., Class B..........................        962
                                                                             --------
            RESTAURANTS -- 0.3%
   27,231   Darden Restaurants, Inc. .....................................        675
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            SEMICONDUCTORS -- 2.7%
   83,700   Agere Systems Inc., Class A!!.................................   $    269
   86,937   Intel Corporation.............................................      2,364
   13,104   Integrated Device Technology, Inc.!!..........................        197
   15,822   Lam Research Corporation!!....................................        399
   46,836   Texas Instruments Inc. .......................................      1,369
   22,478   Xilinx, Inc.!!................................................        854
                                                                             --------
                                                                                5,452
                                                                             --------
            SOFTWARE -- 2.7%
    9,462   Intuit Inc.!!.................................................        425
  112,322   Microsoft Corporation##.......................................      2,804
   54,843   Network Associates, Inc.!!....................................        987
   24,023   Quest Software, Inc.!!........................................        393
   16,738   Symantec Corporation!!........................................        775
                                                                             --------
                                                                                5,384
                                                                             --------
            SPECIALTY STORES -- 1.6%
   15,737   Barnes & Noble, Inc.!!........................................        513
   22,090   Home Depot, Inc. .............................................        825
   35,353   Limited Brands................................................        707
   24,645   Sherwin-Williams Company......................................        947
   10,038   Staples, Inc.!!...............................................        255
                                                                             --------
                                                                                3,247
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 2.0%
   29,099   BellSouth Corporation.........................................        806
   38,681   Nextel Communications, Inc., Class A!!........................        957
   35,030   SBC Communications Inc. ......................................        860
   36,651   Verizon Communications Inc. ..................................      1,338
                                                                             --------
                                                                                3,961
                                                                             --------
            TOBACCO -- 0.7%
   24,022   Altria Group, Inc. ...........................................      1,308
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $94,125)..............................................    126,555
                                                                             --------
PRINCIPAL
 AMOUNT
  (000)
---------
            CORPORATE BONDS AND NOTES -- 11.2%
            AEROSPACE AND DEFENSE -- 0.2%
$      79   Boeing Company,
              5.125% 02/15/13.............................................         82
       10   General Dynamics Corporation,
              4.500% 08/15/10.............................................         10
       51   Goodrich (BF) Corporation,
              7.625% 12/15/12.............................................         61
      101   Northrop Grumman Corporation,
              7.125% 02/15/11.............................................        120
       73   Raytheon Company,
              5.375% 04/01/13.............................................         76
                                                                             --------
                                                                                  349
                                                                             --------
            AUTOMOTIVE -- 0.7%
      199   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08.............................................        201
      137   Delphi Corporation,
              6.125% 05/01/04.............................................        137

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            AUTOMOTIVE -- (CONTINUED)
$     224   Ford Motor Company,
              7.450% 07/16/31.............................................   $    224
      362   Ford Motor Credit Company,
              5.800% 01/12/09.............................................        373
      115   General Motors Acceptance Corporation,
              6.150% 04/05/07.............................................        124
       77   General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................         84
      143   General Motors Acceptance Corporation,
              8.000% 11/01/31.............................................        158
       14   General Motors Corporation,
              8.250% 07/15/23.............................................         16
                                                                             --------
                                                                                1,317
                                                                             --------
            BEVERAGES -- 0.1%
       91   Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33.............................................         97
      171   Cadbury Schweppes US Fin,
              5.125% 10/01/13@............................................        177
                                                                             --------
                                                                                  274
                                                                             --------
            BROADCASTING AND CABLE -- 0.5%
       59   Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................         64
       78   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................         90
      218   Liberty Media Corporation,
              3.500% 09/25/06.............................................        223
       51   Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................         71
       72   The Walt Disney Company, MTN,
              5.500% 12/29/06(a)..........................................         77
       54   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................         62
       88   Time Warner Inc.,
              9.125% 01/15/13.............................................        113
      142   Time Warner Inc.,
              7.625% 04/15/31.............................................        166
       61   Viacom Inc., Class B,
              5.625% 05/01/07.............................................         66
                                                                             --------
                                                                                  932
                                                                             --------
            CHEMICALS -- BASIC -- 0.1%
       44   The Dow Chemical Company,
              6.125% 02/01/11.............................................         49
       50   The Dow Chemical Company,
              7.375% 11/01/29.............................................         58
                                                                             --------
                                                                                  107
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.1%
       63   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................         65
       38   Eastman Chemical Company,
              3.250% 06/15/08.............................................         38
       18   Monsanto Company,
              4.000% 05/15/08.............................................         18

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- (CONTINUED)
$      49   Praxair, Inc.,
              4.750% 07/15/07.............................................   $     52
       68   Praxair, Inc.,
              6.500% 03/01/08.............................................         77
                                                                             --------
                                                                                  250
                                                                             --------
            COMMERCIAL BANKING -- 1.9%
      122   AmSouth Bank N.A.,
              4.850% 04/01/13.............................................        125
      310   Bank One Corporation,
              6.000% 08/01/08##...........................................        345
      286   Citigroup Inc.,
              7.250% 10/01/10.............................................        341
       78   Citigroup Inc.,
              6.000% 02/21/12.............................................         88
       69   City National Corporation,
              5.125% 02/15/13.............................................         71
       84   FleetBoston Financial Corporation,
              7.250% 09/15/05>............................................         91
      133   Golden West Financial Corporation,
              4.750% 10/01/12.............................................        138
      210   J.P. Morgan Chase & Co.,
              7.250% 06/01/07.............................................        240
       67   Key Bank N.A.,
              7.000% 02/01/11.............................................         78
      101   Mellon Funding Corporation,
              6.700% 03/01/08.............................................        115
      186   National City Bank,
              4.625% 05/01/13.............................................        187
      102   PNC Funding Corporation,
              7.000% 09/01/04.............................................        104
      153   PNC Funding Corporation,
              5.750% 08/01/06.............................................        165
      161   Popular North America Inc., MTN, Series E,
              6.125% 10/15/06.............................................        176
       71   Regions Financial Corporation,
              7.750% 09/15/24.............................................         89
       53   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................         54
       69   The Bank of New York, Inc.,
              3.900% 09/01/07.............................................         72
      203   Union Planters Corporation,
              4.375% 12/01/10.............................................        207
      189   US Bank N.A., Minnesota,
              6.375% 08/01/11.............................................        217
      240   Wachovia Corporation,
              3.500% 08/15/08.............................................        244
       64   Washington Mutual, Inc.,
              2.400% 11/03/05.............................................         65
      180   Washington Mutual, Inc.,
              5.625% 01/15/07.............................................        195
      195   Washington Mutual, Inc.,
              4.625% 04/01/14.............................................        191
      199   Wells Fargo Financial, Inc.,
              4.875% 06/12/07.............................................        214
                                                                             --------
                                                                                3,812
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- 0.1%
$     118   Waste Management, Inc.,
              7.375% 08/01/10.............................................   $    139
                                                                             --------
            COMPUTER SERVICES -- 0.0%+
       52   SunGard Data Systems Inc.,
              4.875% 01/15/14@............................................         52
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
      212   Hewlett-Packard Company,
              5.750% 12/15/06.............................................        231
      104   International Business Machines Corporation,
              4.875% 10/01/06.............................................        111
       59   International Business Machines Corporation,
              6.500% 01/15/28.............................................         66
       33   International Business Machines Corporation,
              5.875% 11/29/32.............................................         34
                                                                             --------
                                                                                  442
                                                                             --------
            CONGLOMERATES -- 0.0%+
       66   General Electric Company,
              5.000% 02/01/13.............................................         69
                                                                             --------
            CONSTRUCTION -- 0.3%
      114   Beazer Homes USA, Inc.,
              6.500% 11/15/13@............................................        120
      156   D. R. Horton, Inc.,
              7.875% 08/15/11.............................................        182
       56   K. Hovnanian Enterprises Inc.,
              6.500% 01/15/14.............................................         57
      183   KB Home,
              5.750% 02/01/14@............................................        182
       97   Toll Brothers, Inc.,
              4.950% 03/15/14@............................................         96
                                                                             --------
                                                                                  637
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 0.3%
       48   American Express Company,
              5.500% 09/12/06.............................................         52
       56   American Express Company,
              3.750% 11/20/07.............................................         58
       50   American Express Credit Corporation,
              3.000% 05/16/08.............................................         50
       65   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08.............................................         64
      302   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06.............................................        324
                                                                             --------
                                                                                  548
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 0.2%
$     100   Target Corporation,
              5.400% 10/01/08.............................................   $    109
       22   Target Corporation,
              5.375% 06/15/09.............................................         24
       66   Target Corporation,
              5.875% 03/01/12.............................................         73
      175   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................        189
       50   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................         51
                                                                             --------
                                                                                  446
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 0.0%+
       65   Fortune Brands, Inc.,
              2.875% 12/01/06.............................................         66
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.7%
       46   Appalachian Power Company, Series G,
              3.600% 05/15/08.............................................         46
      135   Cinergy Corporation,
              6.250% 09/01/04.............................................        138
      108   Consolidated Edison Company of New York, Series 2000C,
              6.625% 12/15/05.............................................        117
       35   Dominion Resources, Inc.,
              5.000% 03/15/13.............................................         36
       18   New York State Electric & Gas,
              5.750% 05/01/23.............................................         18
       22   Ohio Edison Company,
              4.000% 05/01/08@............................................         22
       30   Pacific Gas and Electric Company,
              4.200% 03/01/11.............................................         30
       43   Pacific Gas and Electric Company,
              6.050% 03/01/34.............................................         43
       45   Pepco Holdings, Inc.,
              5.500% 08/15/07.............................................         48
      221   Progress Energy, Inc.,
              6.050% 04/15/07##...........................................        242
       41   PSEG Power LLC,
              5.500% 12/01/15.............................................         42
       57   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08.............................................         59
      181   TXU Energy Company,
              7.000% 03/15/13.............................................        207
      146   Westar Energy Inc.,
              9.750% 05/01/07.............................................        169
       73   Westar Energy, Inc.,
              7.875% 05/01/07.............................................         83
                                                                             --------
                                                                                1,300
                                                                             --------
            ELECTRIC POWER -- NUCLEAR -- 0.5%
      250   Centerpoint Energy Resources Corporation, Series B,
              7.875% 04/01/13.............................................        290
       35   Duquesne Light Company,
              6.700% 04/15/12.............................................         40

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
$      89   FirstEnergy Corporation, Series B,
              6.450% 11/15/11.............................................   $     97
       39   FirstEnergy Corporation, Series C,
              7.375% 11/15/31.............................................         43
      134   MidAmerican Energy Holdings,
              5.000% 02/15/14@............................................        134
       51   Southern California Edison Company,
              5.000% 01/15/14.............................................         52
       34   Southern California Edison Company,
              6.000% 01/15/34.............................................         35
       96   Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................        105
       52   Southern Power Company, Series B,
              6.250% 07/15/12.............................................         58
       93   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................        100
                                                                             --------
                                                                                  954
                                                                             --------
            EXPLORATION AND PRODUCTION -- 0.3%
      122   Devon Energy Corporation,
              7.950% 04/15/32.............................................        151
      206   Pioneer Natural Resources Company,
              6.500% 01/15/08.............................................        230
      175   XTO Energy, Inc.,
              7.500% 04/15/12.............................................        208
                                                                             --------
                                                                                  589
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 0.8%
      120   Associates Corporation of North America,
              6.950% 11/01/18.............................................        144
       87   CIT Group Inc.,
              7.375% 04/02/07.............................................         99
       42   General Electric Capital Corporation, MTN, Series A,
              4.250% 01/15/08.............................................         44
      307   General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32##...........................................        355
      117   Household Finance Corporation,
              7.200% 07/15/06.............................................        130
      106   Household Finance Corporation,
              5.875% 02/01/09.............................................        117
       53   Household Finance Corporation,
              6.375% 11/27/12.............................................         60
       42   Household Finance Corporation,
              7.350% 11/27/32.............................................         51
       52   International Lease Finance Corporation,
              4.500% 05/01/08.............................................         55
      213   International Lease Finance Corporation,
              3.500% 04/01/09.............................................        212
       70   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................         71

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$      80   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................   $     88
       60   National Rural Utilities Cooperative Finance Corporation, MTN,
              Series C,
              8.000% 03/01/32.............................................         78
                                                                             --------
                                                                                1,504
                                                                             --------
            FOOD AND DRUG STORES -- 0.2%
       42   Fred Meyer, Inc.,
              7.375% 03/01/05.............................................         44
      202   Fred Meyer, Inc.,
              7.450% 03/01/08##...........................................        234
       19   The Kroger Company,
              6.800% 04/01/11.............................................         22
       23   The Kroger Company,
              6.750% 04/15/12.............................................         26
                                                                             --------
                                                                                  326
                                                                             --------
            FOOD PRODUCTS -- 0.0%+
       50   Unilever Capital Corporation,
              6.875% 11/01/05.............................................         54
                                                                             --------
            HEALTH SERVICES -- 0.2%
       82   Cardinal Health, Inc.,
              6.750% 02/15/11.............................................         96
      193   Wellpoint Health Networks Inc.,
              6.375% 06/15/06.............................................        210
       45   Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................         51
                                                                             --------
                                                                                  357
                                                                             --------
            HEAVY MACHINERY -- 0.2%
      154   Caterpillar Financial Services Corporation,
              5.950% 05/01/06.............................................        167
      103   Caterpillar Financial Services Corporation, MTN, Series F,
              2.350% 09/15/06.............................................        103
      138   John Deere Capital Corporation, MTN, Series D,
              3.125% 12/15/05.............................................        142
                                                                             --------
                                                                                  412
                                                                             --------
            HOUSEHOLD PRODUCTS -- 0.0%+
       51   Proctor & Gamble Company,
              4.750% 06/15/07.............................................         55
                                                                             --------
            INSURANCE -- 0.4%
       37   Hartford Life, Inc.,
              7.375% 03/01/31.............................................         45
       31   Marsh & McLennan Companies, Inc.,
              5.875% 08/01/33.............................................         32
       70   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................         68
       30   MetLife, Inc.,
              5.375% 12/15/12.............................................         32

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
$      53   MetLife, Inc.,
              6.500% 12/15/32.............................................   $     59
       30   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................         33
      144   Principal Life Global,
              6.250% 02/15/12@............................................        163
       47   Progressive Corporation,
              6.250% 12/01/32.............................................         51
      212   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................        240
       46   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06.............................................         46
       35   The Hartford Financial Services Group, Inc.,
              4.625% 07/15/13@............................................         35
       40   Unitrin Inc.,
              4.875% 11/01/10.............................................         42
                                                                             --------
                                                                                  846
                                                                             --------
            INTEGRATED OIL -- 0.2%
       60   Pemex Project Funding Master Trust,
              7.375% 12/15/14.............................................         67
      167   Pemex Project Funding Master Trust,
              8.625%** 02/01/22...........................................        193
      194   USX Corporation,
              6.650% 02/01/06.............................................        210
                                                                             --------
                                                                                  470
                                                                             --------
            INVESTMENT SERVICES -- 0.9%
       64   Bear Stearns Companies Inc.,
              6.500% 05/01/06.............................................         70
      185   Bear Stearns Companies Inc.,
              4.500% 10/28/10.............................................        191
       25   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................         27
      104   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................        116
       40   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................         42
      104   Goldman Sachs Group, Inc.,
              6.875% 01/15/11.............................................        121
      169   Goldman Sachs Group, Inc.,
              6.600% 01/15/12.............................................        194
      129   Lehman Brothers Holdings Inc.,
              4.000% 01/22/08.............................................        134
      152   Lehman Brothers Holdings Inc.,
              7.000% 02/01/08.............................................        174
       38   Lehman Brothers Holdings Inc.,
              7.875% 08/15/10.............................................         46
      149   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.............................................        166
       63   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08.............................................         64

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
$     343   Morgan Stanley,
              5.300% 03/01/13##...........................................   $    360
       70   Salomon Smith Barney Holdings Inc.,
              6.500% 02/15/08.............................................         79
                                                                             --------
                                                                                1,784
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 0.0%+
       62   Bristol-Myers Squibb Company,
              4.750% 10/01/06.............................................         66
                                                                             --------
            METALS AND MINING -- 0.1%
      100   Alcoa Inc.,
              7.375% 08/01/10.............................................        120
                                                                             --------
            NATURAL GAS DISTRIBUTION -- 0.1%
      113   NiSource Finance Corporation,
              5.400% 07/15/14.............................................        117
        3   Southern California Gas Company, Series HH,
              5.450% 04/15/18.............................................          3
                                                                             --------
                                                                                  120
                                                                             --------
            NATURAL GAS PIPELINES -- 0.3%
      111   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06.............................................        119
      140   Duke Capital Corporation,
              4.370% 03/01/09.............................................        142
      241   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................        251
      125   Teppco Partners, LP,
              7.625% 02/15/12.............................................        149
                                                                             --------
                                                                                  661
                                                                             --------
            OIL REFINING AND MARKETING -- 0.1%
       94   Valero Energy Corporation,
              6.875% 04/15/12.............................................        108
                                                                             --------
            PAPER AND FOREST PRODUCTS -- 0.2%
       70   Champion International Corporation,
              7.350% 11/01/25.............................................         80
       61   International Paper Company,
              4.250% 01/15/09.............................................         63
       62   International Paper Company,
              5.850%** 10/30/12...........................................         67
       52   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................         58
       81   MeadWestvaco Corporation,
              8.200% 01/15/30.............................................         98
                                                                             --------
                                                                                  366
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.1%
       58   Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................         69
       20   News America Holdings Inc.,
              9.250% 02/01/13.............................................         26

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- (CONTINUED)
$     116   News America Holdings Inc.,
              8.150% 10/17/36.............................................   $    147
        5   News America Inc.,
              6.550% 03/15/33.............................................          5
       14   R.R. Donnelley & Sons Company,
              4.950% 04/01/14@............................................         14
                                                                             --------
                                                                                  261
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
      107   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................        125
                                                                             --------
            REAL ESTATE -- 0.1%
       94   EOP Operating LP,
              7.000% 07/15/11.............................................        109
      128   EOP Operating LP,
              4.750% 03/15/14.............................................        126
       16   ERP Operating LP,
              5.200% 04/01/13.............................................         17
                                                                             --------
                                                                                  252
                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
      183   Camden Property Trust,
              5.375% 12/15/13.............................................        189
       58   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................         66
       59   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................         59
      165   iStar Financial, Inc.,
              4.875% 01/15/09@............................................        166
      161   Simon Property Group, Inc.,
              3.750% 01/30/09@............................................        164
                                                                             --------
                                                                                  644
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 0.7%
       24   AT&T Corporation,
              8.050% 11/15/11.............................................         28
       17   AT&T Corporation,
              8.750%** 11/15/31...........................................         20
       41   AT&T Wireless Services Inc.,
              8.125% 05/01/12.............................................         50
       37   AT&T Wireless Services Inc.,
              8.750% 03/01/31.............................................         48
      125   BellSouth Corporation,
              5.000% 10/15/06.............................................        133
       36   BellSouth Telecommunications Inc.,
              6.375% 06/01/28.............................................         38
      255   SBC Communications Inc.,
              5.750% 05/02/06##...........................................        275
       24   Sprint Capital Corporation,
              6.125% 11/15/08.............................................         26
      134   Sprint Capital Corporation,
              8.375% 03/15/12.............................................        163

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$     116   Sprint Capital Corporation,
              8.750% 03/15/32.............................................   $    147
       28   Verizon Global Funding Corporation,
              7.750% 12/01/30.............................................         34
      224   Verizon New England Inc.,
              6.500% 09/15/11.............................................        253
      140   Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11.............................................        151
                                                                             --------
                                                                                1,366
                                                                             --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $20,950)..............................................     22,180
                                                                             --------
            FOREIGN BONDS AND NOTES -- 1.2%
            BROADCASTING AND CABLE -- 0.0%+
       17   Rogers Cable Inc.,
              6.250% 06/15/13.............................................         18
                                                                             --------
            BUILDING MATERIALS -- 0.0%+
       68   Hanson Overseas BV,
              6.750% 09/15/05.............................................         73
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.0%+
       23   Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................         23
                                                                             --------
            COMMERCIAL BANKING -- 0.1%
      114   Scotland International Finance,
              4.250% 05/23/13@............................................        112
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 0.1%
      169   Tyco International Group SA,
              6.375% 10/15/11.............................................        185
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.0%+
       59   Transalta Corporation,
              5.750% 12/15/13.............................................         61
                                                                             --------
            INTEGRATED OIL -- 0.2%
      137   BP Capital Markets,
              2.750% 12/29/06.............................................        140
      117   Conoco Funding Company,
              5.450% 10/15/06.............................................        126
      142   Conoco Funding Company,
              6.350% 10/15/11.............................................        163
       37   Suncor Energy, Inc.,
              5.950% 12/01/34.............................................         39
                                                                             --------
                                                                                  468
                                                                             --------
            METALS AND MINING -- 0.2%
       47   Alcan Inc.,
              6.450% 03/15/11.............................................         54
       44   Alcan Inc.,
              7.250% 03/15/31.............................................         53

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            METALS AND MINING -- (CONTINUED)
$      48   BHP Finance USA Ltd.,
              4.800% 04/15/13.............................................   $     50
       72   Codelco Inc.,
              5.500% 10/15/13@............................................         75
       37   Placer Dome, Inc.,
              6.450% 10/15/35@............................................         40
       48   Rio Tinto Finance (USA) Ltd.,
              2.625% 09/30/08.............................................         47
                                                                             --------
                                                                                  319
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.1%
      105   Thomson Corporation,
              5.250% 08/15/13.............................................        112
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
       95   Canadian National Railway Company,
              6.900% 07/15/28.............................................        112
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 0.4%
       53   British Telecommunications, plc,
              8.375%** 12/15/10...........................................         65
       25   British Telecommunications, plc,
              8.875%** 12/15/30...........................................         33
      183   Deutsche Telekom International Finance BV,
              5.250% 07/22/13.............................................        191
      110   Deutsche Telekom International Finance BV,
              8.250% 06/15/30.............................................        144
      104   France Telecom SA,
              8.500% 03/01/31.............................................        141
       15   Intelsat Ltd.,
              6.500% 11/01/13.............................................         16
      253   Telus Corporation,
              7.500% 06/01/07.............................................        287
                                                                             --------
                                                                                  877
                                                                             --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $2,286)...............................................      2,360
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 12.2%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.8%
       89   Fannie Mae, Series 2001-43, Class EG,
              6.500% 08/25/29.............................................         89
      260   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17##...........................................        280
      279   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17.............................................        295
       56   FNMA, Series 1991-1, Class G,
              7.000% 01/25/21.............................................         60
      157   Freddie Mac, Series 2420, Class EC,
              6.500% 03/15/30.............................................        157
      165   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29.............................................        166

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
$     360   Freddie Mac, Series 2632, Class YI, Interest only,
              5.500% 08/15/22.............................................   $     25
      315   Freddie Mac, Series 2664, Class IO, Interest only,
              5.500% 05/15/27.............................................         34
      353   Freddie Mac, Series 2692, Class IA, Interest only,
              5.500% 01/15/23.............................................         31
    6,036   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30...........................................        216
   15,514   Vende Mortgage Trust, Series 1998-1, Class 2, Interest only,
              0.449%** 09/15/27(e)
              (purchased 02/26/98, cost $338).............................        168
   19,379   Vende Mortgage Trust, Series 1998-3, Class 1, Interest only,
              0.306%** 03/15/29(e)
              (purchased 09/24/98, cost $229).............................        143
                                                                             --------
                                                                                1,664
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.8%
        8     8.000% 07/01/10.............................................          9
      146     8.000% 09/01/25.............................................        159
      287     6.500% 07/01/29.............................................        302
    1,007     6.500% 11/01/32##...........................................      1,058
                                                                             --------
                                                                                1,528
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 8.9%
      184     8.500% 08/01/11.............................................        200
       61     7.500% 10/01/11.............................................         65
    1,342     4.375% 07/17/13.............................................      1,325
    7,218     5.000% 03/01/18(d)..........................................      7,420
      119     10.000% 09/01/18............................................        133
    1,299     6.500% 10/01/24.............................................      1,372
    1,710     6.500% 02/01/32(d)..........................................      1,796
       88     6.500% 07/01/32.............................................         92
       50     6.500% 05/01/33.............................................         53
    4,244     5.500% 07/01/33.............................................      4,351
      750     5.500% 10/01/33(d)..........................................        768
       80     3.199%** 08/01/36...........................................         82
                                                                             --------
                                                                               17,657
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.7%
        5     10.000% 02/15/16............................................          5
       77     7.500% 12/15/23.............................................         83
    3,177     5.500% 12/16/33(d)..........................................      3,268
                                                                             --------
                                                                                3,356
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $24,349)..............................................     24,205
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 0.7%
$     162   Hellenic Republic,
              6.950% 03/04/08.............................................   $    186
      169   Quebec (Province of),
              7.500% 09/15/29.............................................        220
      106   Region of Lombardy,
              5.804% 10/25/32.............................................        114
       45   Republic of Chile,
              5.500% 01/15/13.............................................         48
      123   Republic of Italy,
              2.750% 12/15/06.............................................        124
      190   Republic of Poland,
              5.250% 01/15/14.............................................        198
      196   United Mexican States,
              8.375% 01/14/11.............................................        239
       90   United Mexican States,
              6.375% 01/16/13.............................................         97
      191   United Mexican States,
              7.500% 04/08/33.............................................        208
                                                                             --------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $1,338)...............................................      1,434
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 1.1%
            FEDERAL FARM CREDIT BANK (FFCB) -- 0.1%
      150     2.500% 03/15/06.............................................        152
                                                                             --------
            FEDERAL HOME LOAN BANK (FHLB) -- 0.2%
      300     3.625% 11/14/08.............................................        309
      100     3.875% 06/14/13.............................................         98
                                                                             --------
                                                                                  407
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.3%
      180     5.125% 10/15/08.............................................        196
      172     4.500% 01/15/13.............................................        177
       98     4.875% 11/15/13.............................................        103
      100     6.750% 03/15/31.............................................        121
                                                                             --------
                                                                                  597
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.5%
      221     5.250% 01/15/09.............................................        243
      250     4.375% 03/15/13(a)..........................................        255
      500     4.125% 04/15/14.............................................        491
                                                                             --------
                                                                                  989
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $2,088)...............................................      2,145
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 3.6%
            U.S. TREASURY BONDS -- 1.1%
$   1,465     6.250% 08/15/23.............................................   $  1,741
      450     5.375% 02/15/31.............................................        491
                                                                             --------
                                                                                2,232
                                                                             --------
            U.S. TREASURY NOTES -- 2.5%
      250     1.500% 02/28/05.............................................        251
    1,300     1.625% 03/31/05##...........................................      1,306
    1,000     1.625% 04/30/05.............................................      1,005
      300     3.250% 08/15/07.............................................        311
    1,200     3.250% 01/15/09##...........................................      1,227
      150     3.000% 02/15/09.............................................        152
      700     4.250% 08/15/13.............................................        725
                                                                             --------
                                                                                4,977
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $7,133)...............................................      7,209
                                                                             --------
 SHARES
---------
            WARRANTS -- 0.0%+
              (Cost $0)
      195   Solutia Inc.,
              Expire 07/15/09!!(f)........................................          0++
                                                                             --------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 10.5%
      402   High Yield Portfolio@@........................................      3,968
   17,002   Nations Cash Reserves, Capital Class Shares#..................     17,002
                                                                             --------
            TOTAL AFFILIATED INVESTMENT COMPANIES
              (Cost $20,684)..............................................     20,970
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
                                                                               (000)
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $179,282*)..................................     107.4%  $213,525
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (7.4)%
            Receivable for investment securities sold.....................   $  4,639
            Receivable for Fund shares sold...............................         12
            Dividends receivable..........................................        163
            Interest receivable...........................................        573
            Receivable for variation margin...............................         13
            Unrealized depreciation on swap contracts.....................         (2)
            Collateral on securities loaned...............................     (1,149)
            Payable for Fund shares redeemed..............................       (597)
            Investment advisory fee payable...............................        (85)
            Administration fee payable....................................        (37)
            Shareholder servicing and distribution fees payable...........        (83)
            Due to custodian..............................................         (2)
            Payable for investment securities purchased...................    (17,824)
            Accrued Trustees' fees and expenses...........................        (75)
            Accrued expenses and other liabilities........................       (185)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................    (14,639)
                                                                             --------
            NET ASSETS..........................................     100.0%  $198,886
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    104
            Accumulated net realized loss on investments sold, swaps,
              options
              and futures contracts.......................................    (46,922)
            Net unrealized appreciation of investments, swaps, options
              and futures contracts.......................................     34,301
            Paid-in capital...............................................    211,403
                                                                             --------
            NET ASSETS....................................................   $198,886
                                                                             ========


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($25,750,211 / 1,276,283 shares outstanding)................     $20.18
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($106,642,241 / 5,278,301 shares outstanding)...............     $20.20
                                                                             ========

            Maximum sales charge..........................................      5.75%
            Maximum offering price per share..............................     $21.43

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($64,121,972 / 3,199,191 shares outstanding)................     $20.04
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($2,371,888 / 118,450 shares outstanding)...................     $20.02
                                                                             ========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

> Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 @@Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 + Amount represents less than 0.1%.

++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $1,149.

## All or a portion of security segregated as collateral for futures contracts and TBA.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $694 and $1,124, respectively.

(d)TBA -- Securities purchased on a forward commitment basis.

(e)Restricted and illiquid security.

 (f)
   Fair valued security (see Note 1).

ABBREVIATIONS:
MTN -- Medium Term Note
ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 99.0%
            AEROSPACE AND DEFENSE -- 5.6%
  384,900   Boeing Company................................................   $   15,808
  376,500   Goodrich (BF) Corporation.....................................       10,568
  307,200   Lockheed Martin Corporation...................................       14,021
  133,000   Northrop Grumman Corporation..................................       13,090
  313,791   United Technologies Corporation...............................       27,080
                                                                             ----------
                                                                                 80,567
                                                                             ----------
            AIRLINES -- 0.6%
  317,000   AMR Corporation!!(a)..........................................        4,035
  634,800   Delta Air Lines, Inc.(a)......................................        5,028
                                                                             ----------
                                                                                  9,063
                                                                             ----------
            AUTOMOTIVE -- 0.5%
  157,700   General Motors Corporation(a).................................        7,428
                                                                             ----------
            BEVERAGES -- 2.1%
  363,051   Diageo plc, ADR(a)............................................       19,199
  208,289   PepsiCo, Inc. ................................................       11,216
                                                                             ----------
                                                                                 30,415
                                                                             ----------
            BROADCASTING AND CABLE -- 4.0%
  513,792   Clear Channel Communications, Inc. ...........................       21,759
  784,590   Comcast Corporation, Class A!!................................       21,874
  549,600   The Walt Disney Company.......................................       13,735
                                                                             ----------
                                                                                 57,368
                                                                             ----------
            CHEMICALS -- BASIC -- 2.4%
  307,300   PPG Industries, Inc. .........................................       17,916
  407,000   The Dow Chemical Company......................................       16,394
                                                                             ----------
                                                                                 34,310
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 1.1%
  352,700   Eastman Chemical Company......................................       15,053
                                                                             ----------
            COMMERCIAL BANKING -- 15.2%
  250,110   Charter One Financial, Inc. ..................................        8,844
1,316,224   Citigroup Inc. ...............................................       68,048
  242,000   Comerica Inc. ................................................       13,145
  491,700   J.P. Morgan Chase & Company...................................       20,627
  586,000   Mellon Financial Corporation..................................       18,336
1,477,093   US Bancorp....................................................       40,842
  481,900   Wachovia Corporation..........................................       22,649
  422,600   Wells Fargo & Company.........................................       23,949
                                                                             ----------
                                                                                216,440
                                                                             ----------
            COMMERCIAL SERVICES -- 1.7%
2,012,800   Solectron Corporation!!.......................................       11,131
  447,000   Waste Management, Inc. .......................................       13,490
                                                                             ----------
                                                                                 24,621
                                                                             ----------
            COMPUTER SERVICES -- 1.1%
1,115,000   Unisys Corporation!!..........................................       15,922
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.9%
1,121,280   Hewlett-Packard Company.......................................   $   25,610
  223,785   International Business Machines Corporation...................       20,552
  202,110   NCR Corporation=..............................................        8,905
                                                                             ----------
                                                                                 55,067
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 1.5%
  252,173   American Express Company......................................       13,075
  152,308   Freddie Mac...................................................        8,995
                                                                             ----------
                                                                                 22,070
                                                                             ----------
            CONSUMER SERVICES -- 1.4%
  788,700   Accenture Ltd.!!..............................................       19,560
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 1.7%
  717,226   The May Department Stores Company.............................       24,802
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 2.1%
  895,559   Honeywell International Inc. .................................       30,315
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.6%
1,002,200   AES Corporation!!.............................................        8,549
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 5.6%
  393,200   American Electric Power Company, Inc. ........................       12,944
  112,239   Dominion Resources, Inc. .....................................        7,217
  331,500   DTE Energy Company............................................       13,641
  529,110   Duke Energy Corporation.......................................       11,958
  418,800   FirstEnergy Corporation.......................................       16,367
  125,300   FPL Group, Inc. ..............................................        8,376
  312,250   PG & E Corporation!!..........................................        9,046
                                                                             ----------
                                                                                 79,549
                                                                             ----------
            FINANCIAL SERVICES -- 1.0%
  364,500   CIT Group Inc. ...............................................       13,869
                                                                             ----------
            FOOD AND DRUG STORES -- 0.7%
  635,750   The Kroger Company!!..........................................       10,579
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 0.5%
  111,220   Kimberly-Clark Corporation....................................        7,018
                                                                             ----------
            INSURANCE -- 6.5%
  463,000   ACE Ltd. .....................................................       19,752
  221,800   Aetna Inc. ...................................................       19,900
  213,413   American International Group, Inc. ...........................       15,227

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

Nations Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
  293,600   Hartford Financial Services Group, Inc. ......................   $   18,702
1,128,684   Travelers Property Casualty Corporation, Class A..............       19,357
                                                                             ----------
                                                                                 92,938
                                                                             ----------
            INTEGRATED OIL -- 9.0%
  356,401   BP Amoco plc, ADR.............................................       18,248
  162,938   ChevronTexaco Corporation.....................................       14,303
  295,194   ConocoPhillips................................................       20,607
1,374,900   Exxon Mobil Corporation.......................................       57,182
  322,400   Marathon Oil Corporation......................................       10,855
  176,771   Occidental Petroleum Corporation..............................        8,140
                                                                             ----------
                                                                                129,335
                                                                             ----------
            INVESTMENT SERVICES -- 3.0%
  168,800   Goldman Sachs Group, Inc. ....................................       17,614
   81,500   Lehman Brothers Holdings Inc. ................................        6,754
  304,343   Merrill Lynch & Company, Inc. ................................       18,127
                                                                             ----------
                                                                                 42,495
                                                                             ----------
            LODGING AND RECREATION -- 1.6%
  288,049   Carnival Corporation..........................................       12,936
  232,000   Starwood Hotels & Resorts Worldwide, Inc. ....................        9,396
                                                                             ----------
                                                                                 22,332
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 1.8%
  311,700   Abbott Laboratories...........................................       12,811
  410,200   Baxter International Inc. ....................................       12,671
                                                                             ----------
                                                                                 25,482
                                                                             ----------
            OILFIELD SERVICES -- 2.8%
  472,000   ENSCO International Inc. .....................................       13,296
  345,419   Nabors Industries, Ltd.!!.....................................       15,803
  630,500   Pride International, Inc.!!...................................       10,756
                                                                             ----------
                                                                                 39,855
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 1.0%
  336,223   International Paper Company...................................       14,209
                                                                             ----------
            PHARMACEUTICALS -- 4.0%
  364,100   Bristol-Myers Squibb Company..................................        8,822
  301,700   Merck & Company, Inc. ........................................       13,332
  573,140   Pfizer Inc. ..................................................       20,089
  360,900   Watson Pharmaceuticals, Inc.!!................................       15,443
                                                                             ----------
                                                                                 57,686
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.7%
  327,105   CSX Corporation...............................................   $    9,908
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.4%
  470,200   Archstone-Smith Trust.........................................       13,876
  727,895   Equity Office Properties Trust................................       21,028
                                                                             ----------
                                                                                 34,904
                                                                             ----------
            RESTAURANTS -- 1.2%
  590,300   McDonald's Corporation........................................       16,865
                                                                             ----------
            SEMICONDUCTORS -- 1.6%
2,640,912   Agere Systems Inc., Class A!!.................................        8,477
  269,200   ASML Holding NV!!.............................................        4,934
  377,400   Fairchild Semiconductor Corporation, Class A!!................        9,070
                                                                             ----------
                                                                                 22,481
                                                                             ----------
            SPECIALTY STORES -- 1.8%
1,290,600   Limited Brands................................................       25,812
                                                                             ----------
            STEEL -- 1.0%
  222,900   Nucor Corporation.............................................       13,704
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 4.6%
  516,660   BellSouth Corporation.........................................       14,306
  573,015   SBC Communications Inc. ......................................       14,062
1,011,548   Verizon Communications Inc. ..................................       36,962
                                                                             ----------
                                                                                 65,330
                                                                             ----------
            TOBACCO -- 2.7%
  718,148   Altria Group, Inc. ...........................................       39,103
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $1,208,848)...........................................    1,415,004
                                                                             ----------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 4.1%
              (Cost $58,976)
   58,976   Nations Cash Reserves, Capital Class Shares#..................       58,976
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $1,267,824*)................................     103.1%  $1,473,980
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (3.1)%
            Receivable for investment securities sold.....................   $    3,518
            Receivable for Fund shares sold...............................        3,957
            Dividends receivable..........................................        2,860
            Interest receivable...........................................            3
            Receivable from administrator.................................           71
            Collateral on securities loaned...............................      (30,829)
            Payable for Fund shares redeemed..............................       (1,414)
            Investment advisory fee payable...............................         (945)
            Shareholder servicing and distribution fees payable...........         (143)
            Payable for investment securities purchased...................      (21,484)
            Accrued Trustees' fees and expenses...........................         (137)
            Accrued expenses and other liabilities........................         (192)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (44,735)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $1,429,245
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    1,166
            Accumulated net realized loss on investments sold and
              options.....................................................      (60,973)
            Net unrealized appreciation of investments....................      206,156
            Paid-in capital...............................................    1,282,896
                                                                             ----------
            NET ASSETS....................................................   $1,429,245
                                                                             ==========


                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,101,871,860 / 92,960,322 shares outstanding)............       $11.85
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share ($211,227,514 /
              17,842,463 shares outstanding)..............................       $11.84
                                                                             ==========

            Maximum sales charge..........................................        5.75%
            Maximum offering price per share..............................       $12.56

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($87,313,880 / 7,574,153 shares outstanding)................       $11.53
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($28,831,606 / 2,503,065 shares outstanding)................       $11.52
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $30,829.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $34,332 and $30,062, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 96.2%
            AEROSPACE AND DEFENSE -- 3.0%
  180,600   Goodrich (BF) Corporation.....................................   $    5,070
   50,400   Northrop Grumman Corporation..................................        4,960
  159,300   Rockwell Collins, Inc. .......................................        5,035
                                                                             ----------
                                                                                 15,065
                                                                             ----------
            AIRLINES -- 0.5%
  179,700   AMR Corporation!!.............................................        2,288
                                                                             ----------
            AUTOMOTIVE -- 0.8%
   91,500   Navistar International Corporation!!..........................        4,195
                                                                             ----------
            BEVERAGES -- 0.5%
   84,500   Pepsi Bottling Group, Inc. ...................................        2,514
                                                                             ----------
            BUILDING MATERIALS -- 0.9%
  101,300   Martin Marietta Materials, Inc. ..............................        4,676
                                                                             ----------
            CHEMICALS -- BASIC -- 1.0%
  127,100   Rohm & Haas Company...........................................        5,064
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 1.9%
  119,800   Eastman Chemical Company......................................        5,113
  129,100   International Flavors & Fragrances, Inc. .....................        4,583
                                                                             ----------
                                                                                  9,696
                                                                             ----------
            COMMERCIAL BANKING -- 9.5%
  179,510   Charter One Financial, Inc. ..................................        6,348
   86,900   City National Corporation.....................................        5,205
  112,400   Comerica Inc. ................................................        6,106
  149,300   Compass Bancshares, Inc. .....................................        6,191
  268,900   Hibernia Corporation, Class A.................................        6,316
  126,700   Marshall and Ilsley Corporation...............................        4,791
   77,400   Mercantile Bankshares Corporation.............................        3,326
  164,600   Sovereign Bancorp, Inc. ......................................        3,526
  107,850   Zions Bancorporation..........................................        6,169
                                                                             ----------
                                                                                 47,978
                                                                             ----------
            COMMERCIAL SERVICES -- 3.3%
  304,300   Allied Waste Industries, Inc.!!...............................        4,050
  203,600   Ingram Micro, Inc.!!..........................................        3,685
  226,400   United Rentals, Inc.!!........................................        4,023
  170,400   Waste Management, Inc. .......................................        5,143
                                                                             ----------
                                                                                 16,901
                                                                             ----------
            COMPUTER SERVICES -- 2.3%
  149,800   Computer Sciences Corporation!!...............................        6,041
  400,000   Unisys Corporation!!..........................................        5,712
                                                                             ----------
                                                                                 11,753
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.6%
  187,400   Pitney Bowes Inc. ............................................        7,985
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            CONGLOMERATES -- 1.2%
  158,200   Fluor Corporation.............................................   $    6,121
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 1.4%
  210,000   The May Department Stores Company.............................        7,262
                                                                             ----------
            DIVERSIFIED ELECTRONICS -- 2.7%
   93,500   Cooper Industries, Ltd. ......................................        5,347
  282,200   Flextronics International Ltd.!!..............................        4,859
   74,725   Harris Corporation............................................        3,617
                                                                             ----------
                                                                                 13,823
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 3.4%
   58,400   Harsco Corporation............................................        2,657
  117,700   Kennametal Inc. ..............................................        4,857
  118,050   Mueller Industries, Inc. .....................................        4,013
  243,800   Pall Corporation..............................................        5,532
                                                                             ----------
                                                                                 17,059
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 2.0%
  348,300   AES Corporation!!.............................................        2,971
   85,300   Consolidated Edison, Inc. ....................................        3,762
   63,900   NSTAR.........................................................        3,241
                                                                             ----------
                                                                                  9,974
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 6.3%
  144,800   American Electric Power Company, Inc. ........................        4,767
   51,425   Dominion Resources, Inc. .....................................        3,307
  148,200   DTE Energy Company............................................        6,098
   79,500   Entergy Corporation...........................................        4,730
  165,100   FirstEnergy Corporation.......................................        6,452
  136,000   PPL Corporation...............................................        6,202
                                                                             ----------
                                                                                 31,556
                                                                             ----------
            FINANCIAL SERVICES -- 1.0%
  133,100   CIT Group Inc. ...............................................        5,064
                                                                             ----------
            FOOD AND DRUG STORES -- 2.1%
  352,200   SUPERVALU Inc. ...............................................       10,756
                                                                             ----------
            HEALTH SERVICES -- 0.6%
  100,000   Triad Hospitals, Inc.!!.......................................        3,082
                                                                             ----------
            HEAVY MACHINERY -- 1.0%
   91,300   Parker-Hannifin Corporation...................................        5,158
                                                                             ----------
            HOUSING AND FURNISHING -- 1.1%
  129,000   The Stanley Works.............................................        5,506
                                                                             ----------
            INSURANCE -- 7.2%
  117,200   ACE Ltd. .....................................................        5,000
   57,800   Aetna Inc. ...................................................        5,186
   32,700   Ambac Financial Group, Inc. ..................................        2,413
  177,100   Endurance Specialty Holdings Ltd. ............................        6,294

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
 0w77,700   Hartford Financial Services Group, Inc. ......................   $    4,949
  119,800   John Hancock Financial Services, Inc. ........................        5,234
  112,000   Lincoln National Corporation..................................        5,300
  133,600   UnumProvident Corporation.....................................        1,955
                                                                             ----------
                                                                                 36,331
                                                                             ----------
            INTEGRATED OIL -- 2.8%
  153,500   Marathon Oil Corporation......................................        5,168
  109,200   Occidental Petroleum Corporation..............................        5,029
   61,400   Sunoco, Inc. .................................................        3,830
                                                                             ----------
                                                                                 14,027
                                                                             ----------
            INVESTMENT SERVICES -- 1.3%
   43,100   Legg Mason, Inc. .............................................        3,999
   29,200   Lehman Brothers Holdings Inc. ................................        2,420
                                                                             ----------
                                                                                  6,419
                                                                             ----------
            LODGING AND RECREATION -- 4.8%
  137,450   Brunswick Corporation.........................................        5,612
  111,300   Carnival Corporation..........................................        4,998
  226,500   Hilton Hotels Corporation.....................................        3,681
   54,500   Mandalay Resort Group.........................................        3,121
  182,650   Mattel, Inc. .................................................        3,368
   88,300   Starwood Hotels & Resorts Worldwide, Inc. ....................        3,576
                                                                             ----------
                                                                                 24,356
                                                                             ----------
            METALS AND MINING -- 2.4%
  131,125   Arch Coal, Inc. ..............................................        4,116
  123,375   Newmont Mining Corporation....................................        5,753
   28,900   Phelps Dodge Corporation!!....................................        2,360
                                                                             ----------
                                                                                 12,229
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.5%
   78,600   Sempra Energy.................................................        2,499
                                                                             ----------
            OILFIELD SERVICES -- 2.5%
  163,200   Baker Hughes Inc. ............................................        5,954
   76,900   ENSCO International Inc. .....................................        2,166
  254,200   Varco International, Inc.!!...................................        4,578
                                                                             ----------
                                                                                 12,698
                                                                             ----------
            PACKAGING AND CONTAINERS -- 0.7%
  398,700   Crown Holdings, Inc.!!........................................        3,716
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 2.1%
  296,100   Smurfit-Stone Container Corporation!!.........................        5,208
   85,075   Temple-Inland Inc. ...........................................        5,389
                                                                             ----------
                                                                                 10,597
                                                                             ----------
            PHARMACEUTICALS -- 1.6%
  119,900   Shire Pharmaceuticals Group plc, ADR!!........................        3,529
  106,700   Watson Pharmaceuticals, Inc.!!................................        4,565
                                                                             ----------
                                                                                  8,094
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 2.2%
  135,000   Dow Jones & Company, Inc. ....................................   $    6,467
  313,300   Interpublic Group of Companies, Inc.!!........................        4,819
                                                                             ----------
                                                                                 11,286
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 3.3%
  167,950   CSX Corporation...............................................        5,087
  184,100   GATX Corporation..............................................        4,081
  345,100   Norfolk Southern Corporation..................................        7,624
                                                                             ----------
                                                                                 16,792
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.8%
  138,000   Archstone-Smith Trust.........................................        4,072
  132,600   Arden Realty, Inc. ...........................................        4,287
   89,475   Avalonbay Communities, Inc. ..................................        4,794
   97,500   Boston Properties, Inc. ......................................        5,295
  186,400   Equity Residential Properties Trust...........................        5,565
                                                                             ----------
                                                                                 24,013
                                                                             ----------
            RESTAURANTS -- 1.2%
  161,800   Brinker International, Inc.!!.................................        6,137
                                                                             ----------
            SEMICONDUCTORS -- 3.7%
  578,793   Agere Systems Inc., Class A!!.................................        1,858
   96,400   ASML Holding NV!!.............................................        1,767
  162,500   Fairchild Semiconductor Corporation, Class A!!................        3,905
  253,500   Integrated Device Technology, Inc.!!..........................        3,803
   66,400   Lam Research Corporation!!....................................        1,674
  167,050   Tektronix, Inc. ..............................................        5,463
                                                                             ----------
                                                                                 18,470
                                                                             ----------
            SOFTWARE -- 1.6%
  204,700   Network Associates, Inc.!!....................................        3,685
  228,400   PeopleSoft, Inc.!!............................................        4,223
                                                                             ----------
                                                                                  7,908
                                                                             ----------
            SPECIALTY STORES -- 3.8%
  148,900   Abercrombie & Fitch Company...................................        5,039
  420,900   Limited Brands................................................        8,418
  143,900   Sherwin-Williams Company......................................        5,530
                                                                             ----------
                                                                                 18,987
                                                                             ----------
            STEEL -- 1.1%
   87,300   Nucor Corporation.............................................        5,367
                                                                             ----------
            TOBACCO -- 0.5%
   64,600   UST Inc. .....................................................        2,332
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $392,867).............................................      485,734
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 0.9%
            AIRLINES -- 0.5%
$   1,000   Delta Air Lines, Inc.,
              8.000% 06/03/23.............................................   $      740
    2,000   Delta Air Lines, Inc.,
              8.000% 06/03/23@............................................        1,480
                                                                             ----------
                                                                                  2,220
                                                                             ----------
            AUTOMOBILES -- 0.4%
    2,000   Navistar Financial Corporation
              4.750% 04/01/09.............................................        2,138
                                                                             ----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $4,310)...............................................        4,358
                                                                             ----------
 SHARES
--------
            CONVERTIBLE PREFERRED STOCKS -- 1.8%
            CONSUMER SERVICES -- 0.5%
   31,758   Allied Waste Industries, Inc. ................................        2,320
                                                                             ----------
            INSURANCE -- 0.8%
   41,600   Hartford Financial Services Group, Inc. ......................        2,652
   62,940   UnumProvident Corporation.....................................        1,994
                                                                             ----------
                                                                                  4,646
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.5%
   40,000   Interpublic Group of Companies, Inc. .........................        2,293
                                                                             ----------
            TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $7,588)...............................................        9,259
                                                                             ----------
 SHARES
  (000)
--------
            AFFILIATED INVESTMENT COMPANIES -- 0.9%
              (Cost $4,483)
    4,483   Nations Cash Reserves, Capital Class Shares#..................        4,483
                                                                             ----------

                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $409,248*)..................................      99.8%  $  503,834
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................       0.2%
            Receivable for investment securities sold.....................   $    6,960
            Receivable for Fund shares sold...............................          503
            Dividends receivable..........................................          783
            Interest receivable...........................................          133
            Payable for Fund shares redeemed..............................         (786)
            Investment advisory fee payable...............................         (274)
            Administration fee payable....................................          (97)
            Shareholder servicing and distribution fees payable...........           (5)
            Payable for investment securities purchased...................       (6,147)
            Accrued Trustees' fees and expenses...........................          (15)
            Accrued expenses and other liabilities........................         (107)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................          948
                                                                             ----------
            NET ASSETS..........................................     100.0%  $  504,782
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $        1
            Accumulated net realized gain on investments sold.............       17,104
            Net unrealized appreciation of investments....................       94,586
            Paid-in capital...............................................      393,091
                                                                             ----------
            NET ASSETS....................................................   $  504,782
                                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004



                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($492,326,619 / 38,498,630 shares outstanding)..............       $12.79
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($8,121,059 / 635,792 shares outstanding)...................       $12.77
                                                                             ==========

            Maximum sales charge..........................................        5.75%
            Maximum offering price per share..............................       $13.55

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($3,649,873 / 287,523 shares outstanding)...................       $12.70
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($684,283 / 53,757 shares outstanding)......................       $12.73
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

Nations SmallCap Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                             VALUE
SHARES                                                                       (000)
------------------------------------------------------------------------------------
          COMMON STOCKS -- 97.6%
          AEROSPACE AND DEFENSE -- 1.4%
121,800   AAR Corporation!!.............................................   $  1,496
 26,400   MTC Technologies, Inc.!!......................................        663
                                                                           --------
                                                                              2,159
                                                                           --------
          AIRLINES -- 0.8%
116,700   Northwest Airlines Corporation!!(a)...........................      1,180
                                                                           --------
          APPAREL AND TEXTILES -- 3.0%
 37,600   Brown Shoe Company, Inc. .....................................      1,370
 23,500   Carter's Inc.!!...............................................        672
 59,700   Phillips-Van Heusen Corporation...............................      1,104
 69,600   Quiksilver, Inc.!!............................................      1,521
                                                                           --------
                                                                              4,667
                                                                           --------
          AUTOMOTIVE -- 2.4%
 14,800   Borg Warner Inc. .............................................      1,255
195,909   Collins & Aikman Corporation!!(a).............................      1,078
 74,300   Cooper Tire & Rubber Company..................................      1,497
                                                                           --------
                                                                              3,830
                                                                           --------
          BROADCASTING AND CABLE -- 1.4%
163,300   Charter Communications, Inc., Class A!!(a)....................        769
 62,500   Emmis Communications Corporation!!............................      1,488
                                                                           --------
                                                                              2,257
                                                                           --------
          CHEMICALS -- SPECIALTY -- 1.9%
184,400   Crompton Corporation..........................................      1,176
125,300   Millennium Chemicals Inc. ....................................      1,872
                                                                           --------
                                                                              3,048
                                                                           --------
          COMMERCIAL BANKING -- 10.8%
 89,100   BankAtlantic Bancorp, Inc. ...................................      1,512
 85,900   Brookline Bancorp, Inc. ......................................      1,370
125,000   Cardinal Financial Corporation!!..............................      1,200
 80,400   Colonial BancGroup, Inc. .....................................      1,487
 18,100   Community Bank Systems, Inc. .................................        838
 75,436   First Niagara Financial Group, Inc. ..........................      1,030
 44,300   First Republic Bank...........................................      1,709
 42,100   First State Bancorporation....................................      1,299
 31,800   Fulton Financial Corporation..................................        708
 46,400   Independent Bank Corporation..................................      1,406
 59,400   Prosperity Bancshares, Inc. ..................................      1,399
 48,900   Sterling Bancorp..............................................      1,425
 52,160   Summit Bancshares, Inc. ......................................      1,571
                                                                           --------
                                                                             16,954
                                                                           --------
          COMMERCIAL SERVICES -- 4.9%
164,500   MPS Group, Inc.!!.............................................      1,829
 74,600   Tetra Tech, Inc.!!............................................      1,601
 66,700   United Rentals, Inc.!!........................................      1,185
 48,600   URS Corporation!!.............................................      1,399
 63,900   Watson Wyatt & Company Holdings!!.............................      1,613
                                                                           --------
                                                                              7,627
                                                                           --------
          COMPUTER SERVICES -- 0.4%
 98,800   ActivCard Corporation!!.......................................        639
                                                                           --------

                                                                             VALUE
SHARES                                                                       (000)
------------------------------------------------------------------------------------
          COMPUTERS AND OFFICE EQUIPMENT -- 2.3%
148,000   Gateway, Inc.!!...............................................   $    781
 69,200   palmOne, Inc.(a)..............................................      1,479
119,000   Western Digital Corporation!!.................................      1,336
                                                                           --------
                                                                              3,596
                                                                           --------
          DIVERSIFIED ELECTRONICS -- 0.9%
 75,900   EMS Technologies, Inc.!!......................................      1,466
                                                                           --------
          DIVERSIFIED MANUFACTURING -- 4.9%
 40,400   Kennametal Inc. ..............................................      1,667
 31,500   Precision Castparts Corporation...............................      1,387
 62,500   Sensient Technologies Corporation.............................      1,167
 82,741   Watts Industries, Inc., Class A...............................      1,935
 39,575   York International Corporation................................      1,556
                                                                           --------
                                                                              7,712
                                                                           --------
          ELECTRIC POWER -- NON NUCLEAR -- 0.9%
 31,200   WPS Resources Corporation.....................................      1,491
                                                                           --------
          EXPLORATION AND PRODUCTION -- 0.7%
 28,600   Quicksilver Resources Inc.!!..................................      1,109
                                                                           --------
          FINANCE -- MISCELLANEOUS -- 1.9%
 27,000   Affiliated Managers Group, Inc.!!.............................      1,473
 45,300   Oriental Financial Group Inc. ................................      1,443
                                                                           --------
                                                                              2,916
                                                                           --------
          FINANCIAL SERVICES -- 0.8%
 38,300   American Capital Strategies, Ltd.(a)..........................      1,273
                                                                           --------
          FOOD PRODUCTS -- 1.1%
151,100   Del Monte Foods Company!!.....................................      1,700
                                                                           --------
          HEALTH SERVICES -- 4.3%
 38,800   Molina Healthcare Inc.!!......................................      1,138
 92,300   Province Healthcare Company!!.................................      1,468
221,800   Stewart Enterprises, Inc.!!...................................      1,612
 68,400   Symbion Inc.!!................................................      1,242
 42,500   Triad Hospitals, Inc.!!.......................................      1,310
                                                                           --------
                                                                              6,770
                                                                           --------
          HEAVY MACHINERY -- 4.5%
 87,300   Agco Corporation!!............................................      1,808
 23,600   Cummins, Inc. ................................................      1,379
 59,300   Gardner Denver Machinery Inc.!!...............................      1,606
 39,700   Joy Global Inc. ..............................................      1,114
 79,500   Paxar Corporation!!...........................................      1,173
                                                                           --------
                                                                              7,080
                                                                           --------
          HOUSING AND FURNISHING -- 0.9%
 55,800   Levitt Corporation!!..........................................      1,367
                                                                           --------
          INSURANCE -- 6.2%
 55,400   Bristol West Holdings!!.......................................      1,130
 36,950   Delphi Financial Group, Inc., Class A.........................      1,552
 58,400   Nymagic Inc. .................................................      1,478

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                             VALUE
SHARES                                                                       (000)
------------------------------------------------------------------------------------
          INSURANCE -- (CONTINUED)
 48,260   Platinum Underwriters Holdings, Ltd. .........................   $  1,547
 21,250   Stancorp Financial Group Inc. ................................      1,387
 19,500   Triad Guaranty, Inc.!!........................................      1,029
 41,000   Zenith National Insurance Corporation(a)......................      1,606
                                                                           --------
                                                                              9,729
                                                                           --------
          LEISURE -- 0.9%
 38,600   Carmike Cinemas Inc.!!........................................      1,439
                                                                           --------
          LODGING AND RECREATION -- 1.6%
218,000   La Quinta Corporation!!.......................................      1,643
 47,300   Marcus Corporation............................................        821
                                                                           --------
                                                                              2,464
                                                                           --------
          METALS AND MINING -- 4.0%
 48,300   Arch Coal, Inc. ..............................................      1,516
125,500   Graftech International Ltd.!!.................................      1,876
 87,100   Massey Energy Company.........................................      1,923
 41,000   Steel Dynamics, Inc.!!........................................      1,016
                                                                           --------
                                                                              6,331
                                                                           --------
          NATURAL GAS DISTRIBUTION -- 1.9%
 57,400   Atmos Energy Corporation......................................      1,468
 39,800   New Jersey Resources Corporation..............................      1,504
                                                                           --------
                                                                              2,972
                                                                           --------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.6%
 95,500   Andrew Corporation!!..........................................      1,671
122,600   SonicWALL, Inc.!!.............................................      1,094
159,300   Watchguard Technologies Inc.!!................................      1,246
                                                                           --------
                                                                              4,011
                                                                           --------
          OIL AND GAS -- 1.0%
 58,500   Encore Acquisition Company!!..................................      1,620
                                                                           --------
          OILFIELD SERVICES -- 2.1%
407,800   Grey Wolf, Inc.!!(a)..........................................      1,689
 50,100   Universal Compression Holdings, Inc.!!........................      1,648
                                                                           --------
                                                                              3,337
                                                                           --------
          PACKAGING AND CONTAINERS -- 0.8%
135,400   Crown Holdings, Inc.!!........................................      1,262
                                                                           --------
          PAPER AND FOREST PRODUCTS -- 1.8%
 37,100   Boise Cascade Corporation.....................................      1,286
 58,100   Louisiana-Pacific Corporation.................................      1,498
                                                                           --------
                                                                              2,784
                                                                           --------
          RAILROADS, TRUCKING AND SHIPPING -- 4.4%
 63,300   GATX Corporation(a)...........................................      1,403
111,700   Laidlaw International Inc.!!..................................      1,625
 54,000   Overnite Corporation..........................................      1,242
 53,200   Pacer International, Inc.!!...................................      1,173
 36,900   Ryder System, Inc. ...........................................      1,429
                                                                           --------
                                                                              6,872
                                                                           --------

                                                                             VALUE
SHARES                                                                       (000)
------------------------------------------------------------------------------------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 7.3%
 50,500   Brandywine Realty Trust.......................................   $  1,543
171,100   Equity Inns Inc. .............................................      1,574
115,400   LTC Properties, Inc.(a).......................................      2,091
135,500   Omega Healthcare Investors, Inc. .............................      1,473
 38,900   Prentiss Properties Trust.....................................      1,435
 39,400   SL Green Realty Corporation...................................      1,879
 33,300   Tanger Factory Outlet Centers, Inc. ..........................      1,509
                                                                           --------
                                                                             11,504
                                                                           --------
          RESTAURANTS -- 2.1%
173,400   CKE Restaurant Inc.!!.........................................      1,717
 50,800   Ruby Tuesday, Inc. ...........................................      1,633
                                                                           --------
                                                                              3,350
                                                                           --------
          RETAIL -- SPECIALTY -- 1.0%
 42,700   The Finish Line Inc.!!........................................      1,579
                                                                           --------
          SEMICONDUCTORS -- 3.2%
 38,100   Coherent, Inc.!!..............................................      1,002
108,900   Credence Systems Corporation!!................................      1,294
 70,150   Electro Scientific Industries, Inc.!!.........................      1,651
 41,700   Fairchild Semiconductor Corporation, Class A!!................      1,002
                                                                           --------
                                                                              4,949
                                                                           --------
          SOFTWARE -- 0.6%
140,600   E.piphany Inc.!!..............................................      1,015
                                                                           --------
          SPECIALTY STORES -- 4.9%
 48,700   American Eagle Outfitters, Inc.!!.............................      1,313
 67,500   BJ's Wholesale Club, Inc.!!...................................      1,718
 26,523   Hollywood Entertainment Corporation!!.........................        360
 62,020   Kirkland's, Inc.!!............................................      1,013
 36,900   Regis Corporation.............................................      1,640
 48,500   School Specialty, Inc.!!(a)...................................      1,724
                                                                           --------
                                                                              7,768
                                                                           --------
          STEEL -- 1.0%
 46,441   Carpenter Technology Corporation..............................      1,527
                                                                           --------
          TOTAL COMMON STOCKS
            (Cost $121,694).............................................    153,354
                                                                           --------
SHARES
 (000)
-------
          AFFILIATED INVESTMENT COMPANIES -- 8.3%
            (Cost $12,994)
 12,994   Nations Cash Reserves, Capital Class Shares#..................     12,994
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

Nations SmallCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


SHARES                                                                       VALUE
 (000)                                                                       (000)
------------------------------------------------------------------------------------
          NON-AFFILIATED INVESTMENT COMPANIES -- 0.9%
            (Cost $925)
     10   Biotech HOLDRs Trust(a).......................................   $  1,378
                                                                           --------
          TOTAL INVESTMENTS
            (Cost $135,613*)..................................     106.8%   167,726
                                                                           --------
          OTHER ASSETS AND
            LIABILITIES (NET).................................      (6.8)%
          Receivable for investment securities sold.....................   $    750
          Receivable for Fund shares sold...............................        154
          Dividends receivable..........................................        122
          Interest receivable...........................................          4
          Collateral on securities loaned...............................    (10,157)
          Payable for Fund shares redeemed..............................        (77)
          Investment advisory fee payable...............................       (115)
          Administration fee payable....................................        (53)
          Shareholder servicing and distribution fees payable...........         (2)
          Payable for investment securities purchased...................     (1,205)
          Accrued Trustees' fees and expenses...........................        (16)
          Accrued expenses and other liabilities........................        (62)
                                                                           --------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (10,657)
                                                                           --------
          NET ASSETS..........................................     100.0%  $157,069
                                                                           ========
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on investments sold.............   $ 10,998
          Net unrealized appreciation of investments....................     32,113
          Paid-in capital...............................................    113,958
                                                                           --------
          NET ASSETS....................................................   $157,069
                                                                           ========

                                                                             VALUE
------------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($151,555,428 / 12,317,359 shares outstanding)..............     $12.30
                                                                           ========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($3,839,762 / 313,121 shares outstanding)...................     $12.26
                                                                           ========

          Maximum sales charge..........................................      5.75%
          Maximum offering price per share..............................     $13.01

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($1,395,403 / 115,006 shares outstanding)...................     $12.13
                                                                           ========
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($278,138 / 22,927 shares outstanding)......................     $12.13
                                                                           ========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $10,157.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $7,198 and $10,163, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 99.8%
            Investment in Nations Master Investment Trust, Marsico
              Growth Master Portfolio*..................................   $1,293,839
                                                                           ----------
            TOTAL INVESTMENTS.................................      99.8%   1,293,839
                                                                           ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................       0.2%
            Receivable for Fund shares sold.............................   $    5,399
            Payable for Fund shares redeemed............................       (1,777)
            Administration fee payable..................................         (140)
            Shareholder servicing and distribution fees payable.........         (441)
            Accrued Trustees' fees and expenses.........................         (164)
            Accrued expenses and other liabilities......................         (368)
                                                                           ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................        2,509
                                                                           ----------
            NET ASSETS........................................     100.0%  $1,296,348
                                                                           ==========
            NET ASSETS CONSIST OF:
            Net investment loss.........................................   $     (213)
            Accumulated net realized loss on investments sold...........     (206,942)
            Net unrealized appreciation of investments..................      245,052
            Paid-in capital.............................................    1,258,451
                                                                           ----------
            NET ASSETS..................................................   $1,296,348
                                                                           ==========


                                                                             VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($371,942,269 / 23,299,523 shares outstanding)............       $15.96
                                                                           ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($546,537,074 / 34,584,197 shares outstanding)............       $15.80
                                                                           ==========

            Maximum sales charge........................................        5.75%
            Maximum offering price per share............................       $16.76

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($200,270,087 / 13,247,519 shares outstanding)............       $15.12
                                                                           ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($177,598,951 / 11,733,754 shares outstanding)............       $15.14
                                                                           ==========

---------------

 * The financial statements of the Marsico Growth Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Marsico Growth Fund's financial statements.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

Nations Strategic Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.6%
            Investment in Nations Master Investment Trust, Strategic
              Growth Master Portfolio*..................................   $1,834,579
                                                                           ----------
            TOTAL INVESTMENTS.................................     100.6%   1,834,579
                                                                           ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................      (0.6)%
            Receivable for Fund shares sold.............................   $    1,606
            Payable for Fund shares redeemed............................      (10,958)
            Administration fee payable..................................         (281)
            Shareholder servicing and distribution fees payable.........         (122)
            Accrued Trustees' fees and expenses.........................          (72)
            Accrued expenses and other liabilities......................         (219)
                                                                           ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................      (10,046)
                                                                           ----------
            NET ASSETS........................................     100.0%  $1,824,533
                                                                           ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    2,717
            Accumulated net realized loss on investments sold...........     (561,678)
            Net unrealized appreciation of investments..................      219,640
            Paid-in capital.............................................    2,163,854
                                                                           ----------
            NET ASSETS..................................................   $1,824,533
                                                                           ==========


                                                                             VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,517,644,252 / 131,004,351 shares outstanding).........       $11.58
                                                                           ==========

            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($245,615,655 / 21,258,333 shares outstanding)............       $11.55
                                                                           ==========

            Maximum sales charge........................................        5.75%
            Maximum offering price per share............................       $12.25

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($44,570,665 / 3,976,346 shares outstanding)..............       $11.21
                                                                           ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($16,702,648 / 1,489,418 shares outstanding)..............       $11.21
                                                                           ==========

---------------

 * The financial statements of the Strategic Growth Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Strategic Growth Fund's financial statements.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico Focused Equities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 99.9%
            Investment in Nations Master Investment Trust,
              Marsico Focused Equities Master Portfolio*......             $2,649,383
                                                                           ----------
            TOTAL INVESTMENTS.................................      99.9%   2,649,383
                                                                           ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................       0.1%
            Receivable for Fund shares sold.............................   $    8,147
            Payable for Fund shares redeemed............................       (3,605)
            Administration fee payable..................................         (289)
            Shareholder servicing and distribution fees payable.........       (1,003)
            Accrued Trustees' fees and expenses.........................          (44)
            Accrued expenses and other liabilities......................         (529)
                                                                           ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................        2,677
                                                                           ----------
            NET ASSETS........................................     100.0%  $2,652,060
                                                                           ==========
            NET ASSETS CONSIST OF:
            Net investment loss.........................................   $   (1,217)
            Accumulated net realized loss on investments sold...........     (540,079)
            Net unrealized appreciation of investments..................      481,483
            Paid-in capital.............................................    2,711,873
                                                                           ----------
            NET ASSETS..................................................   $2,652,060
                                                                           ==========

                                                                             VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($701,305,368 / 41,309,525 shares outstanding)............       $16.98
                                                                           ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($1,030,985,005 / 61,417,383 shares outstanding)..........       $16.79
                                                                           ==========

            Maximum sales charge........................................        5.75%
            Maximum offering price per share............................       $17.81

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($576,883,986 / 35,881,097 shares outstanding)............       $16.08
                                                                           ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($342,885,350 / 21,263,361 shares outstanding)............       $16.13
                                                                           ==========

---------------

 * The financial statements of the Marsico Focused Equities Master
   Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Marsico Focused Equities Fund's financial statements.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

Nations MidCap Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          COMMON STOCKS -- 98.8%
          AEROSPACE AND DEFENSE -- 0.7%
109,375   Rockwell Collins, Inc. .......................................   $   3,457
                                                                           ---------
          AIRLINES -- 0.6%
 92,900   Ryanair Holdings plc, ADR!!(a)................................       3,176
                                                                           ---------
          APPAREL AND TEXTILES -- 1.3%
 97,950   Coach, Inc.!!.................................................       4,015
 49,150   Columbia Sportswear Company!!.................................       2,725
                                                                           ---------
                                                                               6,740
                                                                           ---------
          AUTOMOTIVE -- 0.9%
105,600   Navistar International Corporation!!..........................       4,842
                                                                           ---------
          BROADCASTING AND CABLE -- 3.8%
150,125   Entercom Communications Corporation!!.........................       6,796
 71,470   The E.W. Scripps Company, Class A.............................       7,227
170,984   Univision Communications, Inc., Class A!!.....................       5,644
                                                                           ---------
                                                                              19,667
                                                                           ---------
          BUILDING MATERIALS -- 1.3%
 59,025   American Standard Companies Inc.!!............................       6,714
                                                                           ---------
          CHEMICALS -- BASIC -- 1.0%
184,849   Ecolab, Inc. .................................................       5,274
                                                                           ---------
          CHEMICALS -- SPECIALTY -- 0.6%
147,850   Airgas, Inc. .................................................       3,149
                                                                           ---------
          COMMERCIAL BANKING -- 1.4%
 40,900   City National Corporation.....................................       2,450
 70,925   Marshall and Ilsley Corporation...............................       2,681
 36,290   Zions Bancorporation..........................................       2,076
                                                                           ---------
                                                                               7,207
                                                                           ---------
          COMMERCIAL SERVICES -- 2.1%
123,525   CDW Corporation...............................................       8,352
 69,225   Fiserv, Inc.!!................................................       2,476
                                                                           ---------
                                                                              10,828
                                                                           ---------
          COMPUTER SERVICES -- 3.7%
 97,075   Affiliated Computer Services, Inc., Class A!!.................       5,038
184,078   Cognizant Technology Solutions Corporation!!..................       8,329
191,700   Synopsys, Inc.!!..............................................       5,552
                                                                           ---------
                                                                              18,919
                                                                           ---------
          COMPUTERS AND OFFICE EQUIPMENT -- 1.2%
279,775   Network Appliance, Inc.!!.....................................       6,001
                                                                           ---------
          CONSTRUCTION -- 1.3%
153,775   Jacobs Engineering Group Inc.!!...............................       6,858
                                                                           ---------

                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          CONSUMER SERVICES -- 1.2%
184,425   Hewitt Associates, Inc.!!.....................................   $   5,903
                                                                           ---------
          DEPARTMENT AND DISCOUNT STORES -- 1.4%
366,625   Dollar General Corporation....................................       7,039
                                                                           ---------
          DIVERSIFIED ELECTRONICS -- 4.7%
385,412   Amphenol Corporation, Class A!!...............................      11,446
170,294   Harris Corporation............................................       8,244
314,480   Symbol Technologies, Inc. ....................................       4,340
                                                                           ---------
                                                                              24,030
                                                                           ---------
          DIVERSIFIED MANUFACTURING -- 0.9%
197,443   Pall Corporation..............................................       4,480
                                                                           ---------
          EDUCATION -- 1.8%
161,850   Career Education Corporation!!................................       9,167
                                                                           ---------
          ELECTRIC POWER -- NON NUCLEAR -- 0.5%
276,825   AES Corporation!!.............................................       2,361
                                                                           ---------
          EXPLORATION AND PRODUCTION -- 0.7%
 82,654   EOG Resources, Inc. ..........................................       3,793
                                                                           ---------
          FINANCE -- MISCELLANEOUS -- 2.2%
117,899   Affiliated Managers Group, Inc.!!.............................       6,435
 89,850   H & R Block, Inc. ............................................       4,585
                                                                           ---------
                                                                              11,020
                                                                           ---------
          FOOD PRODUCTS -- 2.1%
 75,200   Corn Products International, Inc. ............................       3,008
227,650   McCormick and Company, Inc. ..................................       7,631
                                                                           ---------
                                                                              10,639
                                                                           ---------
          HEALTH SERVICES -- 6.1%
 72,875   Biogen Idec Inc.!!............................................       4,052
115,025   First Health Group Corporation=...............................       2,514
265,844   Health Management Associates, Inc., Class A...................       6,170
179,125   Health Net Inc.!!.............................................       4,466
120,950   Lincare Holdings Inc.!!.......................................       3,800
 91,245   Quest Diagnostics Inc. .......................................       7,558
 59,906   Stericycle, Inc.!!............................................       2,867
                                                                           ---------
                                                                              31,427
                                                                           ---------
          HOSPITAL SUPPLIES -- 0.1%
 15,483   Kinetic Concepts Inc.!!.......................................         694
                                                                           ---------
          HOUSING AND FURNISHING -- 2.5%
 82,600   Mohawk Industries Inc.!!......................................       6,802
 65,975   The Ryland Group, Inc. .......................................       5,861
                                                                           ---------
                                                                              12,663
                                                                           ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Growth Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          INSURANCE -- 1.7%
148,689   Endurance Specialty Holdings Ltd. ............................   $   5,285
 98,300   The PMI Group, Inc. ..........................................       3,672
                                                                           ---------
                                                                               8,957
                                                                           ---------
          INTEGRATED OIL -- 0.8%
 92,992   Apache Corporation............................................       4,014
                                                                           ---------
          INVESTMENT SERVICES -- 1.5%
 83,966   Legg Mason, Inc. .............................................       7,790
                                                                           ---------
          LODGING AND RECREATION -- 4.1%
 70,600   Harrah's Entertainment, Inc. .................................       3,875
193,600   International Game Technology.................................       8,704
209,031   Starwood Hotels & Resorts Worldwide, Inc. ....................       8,466
                                                                           ---------
                                                                              21,045
                                                                           ---------
          MEDICAL DEVICES AND SUPPLIES -- 5.3%
111,675   DENTSPLY International Inc. ..................................       4,951
 80,950   Invitrogen Corporation!!......................................       5,803
136,000   Respironics, Inc.!!...........................................       7,347
126,025   Zimmer Holdings, Inc.!!.......................................       9,298
                                                                           ---------
                                                                              27,399
                                                                           ---------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
105,500   ADTRAN, Inc. .................................................       3,168
322,175   Tekelec!!.....................................................       5,345
                                                                           ---------
                                                                               8,513
                                                                           ---------
          OILFIELD SERVICES -- 2.5%
 98,725   BJ Services Company!!.........................................       4,272
 96,971   Nabors Industries, Ltd.!!.....................................       4,436
 78,892   Smith International, Inc.!!...................................       4,222
                                                                           ---------
                                                                              12,930
                                                                           ---------
          PHARMACEUTICALS -- 9.3%
 48,650   Allergan, Inc. ...............................................       4,094
 45,875   AmerisourceBergen Corporation.................................       2,508
186,561   Barr Laboratories, Inc.!!.....................................       8,563
205,475   Endo Pharmaceuticals Holdings Inc.!!..........................       5,018
 91,351   Express Scripts, Inc.!!.......................................       6,814
104,250   Gilead Sciences, Inc.!!.......................................       5,814
290,861   Millennium Pharmaceuticals, Inc.!!............................       4,916
 52,825   Pharmaceutical Resources, Inc.!!..............................       3,004
106,825   Protein Design Labs, Inc.!!...................................       2,545
 65,400   Taro Pharmaceutical Industries Ltd.!!.........................       3,793
                                                                           ---------
                                                                              47,069
                                                                           ---------
          RAILROADS, TRUCKING AND SHIPPING -- 1.1%
141,645   Expeditors International of Washington, Inc. .................       5,594
                                                                           ---------

                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          RESTAURANTS -- 3.3%
168,000   Brinker International, Inc.!!.................................   $   6,372
115,550   Starbucks Corporation!!.......................................       4,362
132,747   The Cheesecake Factory, Inc.!!................................       6,124
                                                                           ---------
                                                                              16,858
                                                                           ---------
          SEMICONDUCTORS -- 8.7%
797,225   Agere Systems Inc., Class A!!.................................       2,559
 85,550   Cymer, Inc.!!.................................................       3,303
 91,925   KLA-Tencor Corporation!!......................................       4,629
151,975   Lam Research Corporation!!....................................       3,831
108,788   Linear Technology Corporation.................................       4,027
123,900   Marvell Technology Group Ltd.!!...............................       5,583
 91,373   Maxim Integrated Products, Inc. ..............................       4,303
169,550   Microchip Technology Inc. ....................................       4,503
145,022   MKS Instruments, Inc.!!.......................................       3,482
 64,200   National Semiconductor Corporation!!..........................       2,852
267,975   PerkinElmer, Inc. ............................................       5,545
  3,856   Semiconductor Manufacturing International Corporation,
            ADR!!(a)....................................................          58
                                                                           ---------
                                                                              44,675
                                                                           ---------
          SOFTWARE -- 7.0%
305,371   Citrix Systems, Inc.!!........................................       6,602
133,300   Electronic Arts Inc.!!........................................       7,193
 75,250   Hyperion Solutions Corporation!!..............................       3,119
 65,377   Intuit Inc.!!.................................................       2,934
486,453   Quest Software, Inc.!!........................................       7,954
175,150   Symantec Corporation!!........................................       8,109
                                                                           ---------
                                                                              35,911
                                                                           ---------
          SPECIALTY STORES -- 5.3%
 63,533   Bed Bath & Beyond Inc.!!......................................       2,653
346,175   Limited Brands (a)............................................       6,924
260,700   Ross Stores, Inc. ............................................       7,980
197,075   Staples, Inc.!!...............................................       5,004
122,486   Tiffany& Company..............................................       4,675
                                                                           ---------
                                                                              27,236
                                                                           ---------
          TELECOMMUNICATIONS SERVICES -- 2.4%
285,875   Crown Castle International Corporation!!......................       3,611
193,575   UTStarcom, Inc.!!(a)..........................................       5,567
110,051   XM Satellite Radio Holdings Inc., Class A!!...................       3,081
                                                                           ---------
                                                                              12,259
                                                                           ---------
          TOTAL COMMON STOCKS
            (Cost $386,005).............................................     506,298
                                                                           ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

Nations MidCap Growth Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

SHARES                                                                       VALUE
 (000)                                                                       (000)
-------------------------------------------------------------------------------------
          AFFILIATED INVESTMENT COMPANIES -- 3.6%
            (Cost $18,269)
 18,269   Nations Cash Reserves, Capital Class Shares#..................   $  18,269
                                                                           ---------
          TOTAL INVESTMENTS
            (Cost $404,274*)..................................     102.4%    524,567
                                                                           ---------
          OTHER ASSETS AND
            LIABILITIES (NET).................................      (2.4)%
          Cash..........................................................   $     729
          Receivable for investment securities sold.....................       5,974
          Receivable for Fund shares sold...............................         402
          Dividends receivable..........................................         103
          Interest receivable...........................................           1
          Collateral on securities loaned...............................     (10,468)
          Payable for Fund shares redeemed..............................      (4,554)
          Investment advisory fee payable...............................        (282)
          Administration fee payable....................................        (100)
          Shareholder servicing and distribution fees payable...........         (29)
          Payable for investment securities purchased...................      (3,699)
          Accrued Trustees' fees and expenses...........................         (65)
          Accrued expenses and other liabilities........................        (124)
                                                                           ---------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (12,112)
                                                                           ---------
          NET ASSETS..........................................     100.0%  $ 512,455
                                                                           =========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on investments sold.............   $(232,528)
          Net unrealized appreciation of investments....................     120,293
          Paid-in capital...............................................     624,690
                                                                           ---------
          NET ASSETS....................................................   $ 512,455
                                                                           =========


                                                                             VALUE
-------------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($461,303,690 / 39,299,137 shares outstanding)..............      $11.74
                                                                           =========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($22,672,916 / 2,012,816 shares outstanding)................      $11.26
                                                                           =========

          Maximum sales charge..........................................       5.75%
          Maximum offering price per share..............................      $11.95

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($26,662,243 / 2,660,804 shares outstanding)................      $10.02
                                                                           =========
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($1,816,252 / 180,202 shares outstanding)...................      $10.08
                                                                           =========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $10,468.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $11,762 and $10,070, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico 21st Century Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 98.4%
            BROADCASTING AND CABLE -- 4.6%
  215,205   Cumulus Media Inc., Class A!!.................................   $  4,301
   38,854   Pixar, Inc.!!.................................................      2,505
                                                                             --------
                                                                                6,806
                                                                             --------
            CHEMICALS -- SPECIALTY -- 2.0%
   82,117   Monsanto Company..............................................      3,011
                                                                             --------
            COMMERCIAL BANKING -- 13.5%
   73,701   Citigroup Inc. ...............................................      3,810
  117,956   J.P. Morgan Chase & Company...................................      4,948
  143,980   Mitsubishi Tokyo Financial Group Inc. ........................      1,430
   98,621   South Financial Group, Inc. ..................................      2,918
  350,888   Standard Chartered plc........................................      5,876
   60,399   The Bancorp Bank!!............................................      1,087
                                                                             --------
                                                                               20,069
                                                                             --------
            CONGLOMERATES -- 2.0%
  103,858   Tyco International Ltd. ......................................      2,976
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 4.1%
   63,115   Countrywide Financial Corporation.............................      6,053
                                                                             --------
            DIVERSIFIED ELECTRONICS -- 4.1%
  134,723   Digital Theater Systems Inc.!!................................      3,453
   32,894   Harman International Industries, Inc. ........................      2,618
                                                                             --------
                                                                                6,071
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 3.6%
  135,433   UCBH Holdings Inc. ...........................................      5,423
                                                                             --------
            HEALTH SERVICES -- 2.0%
   46,389   UnitedHealth Group Inc. ......................................      2,989
                                                                             --------
            HEAVY MACHINERY -- 6.5%
   54,676   Caterpillar Inc. .............................................      4,323
   94,894   PACCAR, Inc. .................................................      5,337
                                                                             --------
                                                                                9,660
                                                                             --------
            HOSPITAL SUPPLIES -- 1.6%
   54,067   Kinetic Concepts Inc.!!.......................................      2,425
                                                                             --------
            HOUSEHOLD PRODUCTS -- 2.4%
   34,621   Procter & Gamble Company......................................      3,631
                                                                             --------
            HOUSING AND FURNISHING -- 2.0%
  118,118   WCI Communities, Inc.!!.......................................      2,956
                                                                             --------
            INSURANCE -- 2.0%
   39,501   Ambac Financial Group, Inc. ..................................      2,914
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- 4.4%
  186,130   Jefferies Group, Inc. ........................................   $  6,576
                                                                             --------
            LODGING AND RECREATION -- 14.1%
  163,613   Brunswick Corporation.........................................      6,681
   91,661   Mandalay Resort Group.........................................      5,249
2,901,512   Shangri-La Asia Ltd.(a).......................................      2,886
   48,973   WMS Industries, Inc.!!........................................      1,518
  134,438   Wynn Resorts, Ltd.!!(a).......................................      4,705
                                                                             --------
                                                                               21,039
                                                                             --------
            MEDIA -- 7.8%
1,357,213   EMI Group plc.................................................      6,922
  112,076   Sogecable, SA!!(a)............................................      4,698
                                                                             --------
                                                                               11,620
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 2.3%
   51,237   Boston Scientific Corporation!!...............................      2,171
   38,715   Wright Medical Group, Inc.!!..................................      1,189
                                                                             --------
                                                                                3,360
                                                                             --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 3.0%
   66,484   QUALCOMM Inc. ................................................      4,416
                                                                             --------
            PHARMACEUTICALS -- 5.5%
   45,069   Genentech, Inc.!!.............................................      4,769
   65,911   ImClone Systems Inc. .........................................      3,352
                                                                             --------
                                                                                8,121
                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.4%
  387,497   Government Properties Trust, Inc. ............................      5,103
                                                                             --------
            RECREATION -- 0.6%
   19,026   Royal Caribbean Cruises Ltd.(a)...............................        839
                                                                             --------
            SPECIALTY STORES -- 6.9%
  183,664   Select Comfort Corporation!!..................................      5,067
  127,725   The Sports Authority, Inc.!!..................................      5,120
                                                                             --------
                                                                               10,187
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $123,459).............................................    146,245
                                                                             --------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 11.0%
              (Cost $16,350)
   16,350   Nations Cash Reserves, Capital Class Shares#..................     16,350
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

Nations Marsico 21st Century Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
                                                                               (000)
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $139,809*)..................................  109.4%     $162,595
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................    (9.4)%
            Cash..........................................................   $    806
            Unrealized appreciation on forward foreign currency
              contracts...................................................         31
            Receivable for investment securities sold.....................      4,079
            Receivable for Fund shares sold...............................        689
            Dividends receivable..........................................        277
            Interest receivable...........................................         14
            Unrealized depreciation on forward foreign currency
              contracts...................................................       (346)
            Collateral on securities loaned...............................    (10,612)
            Payable for Fund shares redeemed..............................       (236)
            Investment advisory fee payable...............................        (91)
            Administration fee payable....................................        (28)
            Shareholder servicing and distribution fees payable...........        (62)
            Payable for investment securities purchased...................     (8,370)
            Accrued Trustees' fees and expenses...........................        (33)
            Accrued expenses and other liabilities........................        (79)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (13,961)
                                                                             --------
            NET ASSETS..........................................  100.0%     $148,634
                                                                             ========
            NET ASSETS CONSIST OF:
            Net investment loss...........................................   $    (25)
            Accumulated net realized loss on investments sold and currency
              contracts...................................................    (23,978)
            Net unrealized appreciation of investments and currency
              contracts...................................................     22,487
            Paid-in capital...............................................    150,150
                                                                             --------
            NET ASSETS....................................................   $148,634
                                                                             ========


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($37,027,029 / 3,776,477 shares outstanding)................      $9.80
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($48,629,747 / 5,011,652 shares outstanding)................      $9.70
                                                                             ========

            Maximum sales charge..........................................      5.75%
            Maximum offering price per share..............................     $10.29
            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($48,277,000 / 5,127,146 shares outstanding)................      $9.42
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($14,700,537 / 1,561,391 shares outstanding)................      $9.42
                                                                             ========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $10,612.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $8,425 and $10,269, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Small Company Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                      VALUE
                                                                      (000)
-----------------------------------------------------------------------------
         INVESTMENT COMPANIES -- 100.2%
         Investment in Nations Master Investment Trust, Small
           Company Master
           Portfolio*.............................................   $748,693
                                                                     --------
         TOTAL INVESTMENTS.................................  100.2%   748,693
                                                                     --------
         OTHER ASSETS AND LIABILITIES (NET)................   (0.2)%
         Receivable for Fund shares sold..........................   $  1,006
         Payable for Fund shares redeemed.........................    (2,240)
         Administration fee payable...............................       (88)
         Shareholder servicing and distribution fees payable......       (66)
         Accrued Trustees' fees and expenses......................       (43)
         Accrued expenses and other liabilities...................      (168)
                                                                     --------
         TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (1,599)
                                                                     --------
         NET ASSETS........................................  100.0%  $747,094
                                                                     ========
         NET ASSETS CONSIST OF:
         Accumulated net realized loss on investments sold........   $(94,053)
         Net unrealized appreciation of
           investments............................................    194,478
         Paid-in capital..........................................    646,669
                                                                     --------
         NET ASSETS...............................................   $747,094
                                                                     ========


                                                                      VALUE
-----------------------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption price per share
           ($509,418,921 / 33,195,053 shares outstanding).........     $15.35
                                                                     ========
         INVESTOR A SHARES:
         Net asset value and redemption price per share
           ($212,853,449 / 14,156,974 shares outstanding).........     $15.04
                                                                     ========

         Maximum sales charge.....................................      5.75%
         Maximum offering price per share.........................     $15.96

         INVESTOR B SHARES:
         Net asset value and offering price per share&
           ($19,366,898 / 1,361,944 shares outstanding)...........     $14.22
                                                                     ========
         INVESTOR C SHARES:
         Net asset value and offering price per share&
           ($5,454,342 / 378,281 shares
           outstanding)...........................................     $14.42
                                                                     ========

---------------

 *The financial statements of the Small Company Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Small Company Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004


                                                               CONVERTIBLE           ASSET
                                                                SECURITIES         ALLOCATION           VALUE
                                                              ----------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       34,860     $        2,794     $           --
Dividends (Net of foreign withholding taxes of $3, $0, $45,
  $0, $0, $0, $0, $0, $0, $29 and $7#, respectively)........          20,668              2,525             25,423
Dividend income from affiliated funds.......................             152                197                170
Securities lending..........................................             510                  5                 29
Allocated from Portfolio:
Interest+...................................................              --                 --                 --
Dividends (Net of foreign withholding taxes of $0, $0, $0,
  $0, $0, $57, $94, $207, $0, $0 and $8, respectively)+.....              --                 --                 --
Dividend income from affiliated funds+......................              --                 --                 --
Securities lending+.........................................              --                 --                 --
Expenses+...................................................              --                 --                 --
                                                              --------------     --------------     --------------
    Total investment income/(loss)..........................          56,190              5,521             25,622
                                                              --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................           8,830              1,341              6,988
Administration fee..........................................           3,125                478              2,473
Transfer agent fees.........................................             466                 53                291
Custodian fees..............................................              84                 21                 58
Legal and audit fees........................................              65                 56                 66
Registration and filing fees................................              50                 64                 65
Trustees' fees and expenses.................................              25                 25                 24
Interest expense............................................              26                 --*                --*
Printing expense............................................             197                209                100
Other.......................................................               3                 --                 --
Non-recurring costs (see Note 14)...........................             347                 --                275
Cost assumed by Bank of America Corporation (see Note 14)...            (347)                --               (275)
                                                              --------------     --------------     --------------
    Subtotal................................................          12,871              2,247             10,065
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             902                245                344
  Investor B Shares.........................................           1,398                737                713
  Investor C Shares.........................................             539                 23                283
                                                              --------------     --------------     --------------
    Total expenses..........................................          15,710              3,252             11,405
Fees waived by investment adviser and/or administrator (see
  Note 2)...................................................              --                (51)              (520)
Fees reduced by credits allowed by the custodian (see Note
  2)........................................................             (10)                --*                --*
Reimbursement from investment adviser (see Note 14).........             (44)                --                 (3)
                                                              --------------     --------------     --------------
    Net expenses............................................          15,656              3,201             10,882
                                                              --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................          40,534              2,320             14,740
                                                              --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................          93,895              9,691              7,830
  Written options...........................................              --               (177)                (7)
  Futures contracts.........................................              --                330                 --
  Swap contracts............................................              --                115                 --
  Foreign currency and other net assets.....................              --                 --                 --
  Allocated from Portfolio:
  Security transactions+....................................              --                 --                 --
  Foreign currency and other net assets+....................              --                 --                 --
                                                              --------------     --------------     --------------
Net realized gain/(loss) on investments.....................          93,895              9,959              7,823
                                                              --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (see Note 12)..................................         200,762             33,449            302,733
  Written options...........................................              --                 (1)                --
  Futures contracts.........................................              --                 63                 --
  Swap contracts............................................              --                  9                 --
  Foreign currency and other net assets.....................              --                 --                 --
  Securities allocated from Portfolio (see Note 12)+........              --                 --                 --
                                                              --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         200,762             33,520            302,733
                                                              --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......         294,657             43,479            310,556
                                                              --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $      335,191     $       45,799     $      325,296
                                                              ==============     ==============     ==============

---------------

 * Amount represents less than $500.

 + Allocated from Growth Master Portfolio, Strategic Growth Master Portfolio,
   Focused Equities Master Portfolio and Small Company Master Portfolio, respectively.

(a)As of November 1, 2003, Small Company converted to a master-feeder structure.

 # Amount represents results from operations prior to conversion to master-feeder on November 1, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

        MIDCAP       SMALLCAP              STRATEGIC    FOCUSED     MIDCAP      21ST        SMALL
        VALUE         VALUE      GROWTH     GROWTH     EQUITIES     GROWTH    CENTURY    COMPANY(A)
----------------------------------------------------------------------------------------------------
    $          251   $     --   $     --   $     --    $      --   $     --   $     11   $        15#

             8,383      1,709         --         --           --      2,359        723         1,435#
                86         38         --         --           --        137         20           125#
                --         20         --         --           --         18         24            76#

                --         --      1,365         15          431         --         --             4

                --         --      7,007     26,287       17,448         --         --           961
                --         --        198        148          544         --         --            60
                --         --         29        200          102         --         --            34
                --         --     (7,991)   (13,077)     (18,812)        --         --        (3,079)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             8,720      1,767        608     13,573         (287)     2,514        778          (369)
    --------------   --------   --------   --------    ---------   --------   --------   -----------

             3,038      1,100         --         --           --      3,312        726         3,521#
               969        281      1,199      3,312        2,837      1,172        222         1,465
               139         38        761        582        1,724        157         49           299
                32         14         --         --           --         24         21            25#
                40         78         63         32           50         59         60            72
                41         43         64        120           69         48          3            54
                24         24          6          6            6         25         24            16
                --         --         --         --           --         --*        --*            1#
                67         68        219         26          368         77         87           110
                 2          2         --         --           --         --          5            --
                --         --        236        470          558         --         --           180
                --         --       (236)      (470)        (558)        --         --          (180)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             4,352      1,648      2,312      4,078        5,054      4,874      1,197         5,563

                14          6      1,047        604        1,956         54         77           448
                29          9      1,699        442        5,535        260        408           174
                 5          2      1,149        157        2,666         18         81            49
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             4,400      1,665      6,207      5,281       15,211      5,206      1,763         6,234
                --        (60)        --         --           --         --         --          (531)
                --*        --*        --         --           --         --*        --*           --
                --         --         --         (4)          --         --         --          (130)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             4,400      1,605      6,207      5,277       15,211      5,206      1,763         5,573
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             4,320        162     (5,599)     8,296      (15,498)    (2,692)      (985)       (5,942)
    --------------   --------   --------   --------    ---------   --------   --------   -----------

            37,814     18,236         --         --           --       (252)    15,488        13,611#
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --        (80)           --

                --         --     50,931     38,296      126,669         --         --        32,447
                --         --       (501)        --       (3,579)        --         --            --
    --------------   --------   --------   --------    ---------   --------   --------   -----------
            37,814     18,236     50,430     38,296      123,090       (252)    15,408        46,058
    --------------   --------   --------   --------    ---------   --------   --------   -----------

           113,620     35,360         --         --           --    153,370     20,824       208,510#
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --       (299)           --
                --         --    185,287    462,907      432,350         --         --        29,382
    --------------   --------   --------   --------    ---------   --------   --------   -----------
           113,620     35,360    185,287    462,907      432,350    153,370     20,525       237,892
    --------------   --------   --------   --------    ---------   --------   --------   -----------
           151,434     53,596    235,717    501,203      555,440    153,118     35,933       283,950
    --------------   --------   --------   --------    ---------   --------   --------   -----------
    $      155,754   $ 53,758   $230,118   $509,499    $ 539,942   $150,426   $ 34,948   $   278,008
    ==============   ========   ========   ========    =========   ========   ========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                      CONVERTIBLE SECURITIES
                                                                 --------------------------------
                                                                   YEAR ENDED        YEAR ENDED
                                                                    3/31/04           3/31/03
                                                                 --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................     $       40,534    $       27,101
Net realized gain/(loss) on investments.....................             93,895           (64,748)
Net realized gain/(loss) on investments allocated from
  Portfolio.................................................                 --                --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            200,762           (49,899)
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio......................                 --                --
                                                                 --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            335,191           (87,546)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................            (24,825)          (15,142)
  Investor A Shares.........................................            (10,005)           (9,699)
  Investor B Shares.........................................             (2,894)           (2,968)
  Investor C Shares.........................................             (1,173)             (700)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                 --                --
  Investor A Shares.........................................                 --                --
  Investor B Shares.........................................                 --                --
  Investor C Shares.........................................                 --                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            332,348           404,871
                                                                 --------------    --------------
Net increase/(decrease) in net assets.......................            628,642           288,816
NET ASSETS:
Beginning of period.........................................            957,654           668,838
                                                                 --------------    --------------
End of period...............................................     $    1,586,296    $      957,654
                                                                 ==============    ==============
Undistributed net investment income/(loss) at end of
  period....................................................     $        1,602    $          152
                                                                 ==============    ==============

---------------

 * Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

         ASSET ALLOCATION                          VALUE                         MIDCAP VALUE
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04          3/31/03          3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------

    $        2,320   $        4,195   $       14,740   $        7,115   $        4,320   $        2,250
             9,959          (40,246)           7,823          (54,789)          37,814          (20,984)
                --               --               --               --               --               --
            33,520          (23,813)         302,733         (132,951)         113,620          (25,133)
                --               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
            45,799          (59,864)         325,296         (180,625)         155,754          (43,867)
              (555)            (713)         (11,573)          (6,087)          (4,378)          (1,835)
            (1,503)          (2,680)          (1,558)            (521)             (48)             (16)
              (549)            (918)            (265)            (236)              (3)              (4)
               (19)             (27)             (67)             (26)              (1)              (1)
                --               --               --           (7,879)              --             (214)
                --               --               --             (885)              --               (2)
                --               --               --           (1,224)              --               (2)
                --               --               --             (116)              --              --*
           (42,148)        (130,006)         580,140           75,863           53,778          245,543
    --------------   --------------   --------------   --------------   --------------   --------------
             1,025         (194,208)         891,973         (121,736)         205,102          199,602
           197,861          392,069          537,272          659,008          299,680          100,078
    --------------   --------------   --------------   --------------   --------------   --------------
    $      198,886   $      197,861   $    1,429,245   $      537,272   $      504,782   $      299,680
    ==============   ==============   ==============   ==============   ==============   ==============
    $          104   $          352   $        1,166   $          643   $            1   $          290
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                         SMALLCAP VALUE
                                                                ---------------------------------
                                                                  YEAR ENDED        PERIOD ENDED
                                                                   3/31/04           3/31/03(A)
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $          162     $          192
Net realized gain/(loss) on investments.....................            18,236             (5,890)
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................                --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            35,360             (3,247)
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................                --                 --
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            53,758             (8,945)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................              (401)              (147)
  Investor A Shares.........................................                (5)                (2)
  Investor B Shares.........................................                --                 --*
  Investor C Shares.........................................                --                 --*
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (1,115)                --
  Investor A Shares.........................................               (21)                --
  Investor B Shares.........................................                (9)                --
  Investor C Shares.........................................                (2)                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            33,177             80,781
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................            85,382             71,687
NET ASSETS:
Beginning of period.........................................            71,687                 --
                                                                --------------     --------------
End of period...............................................    $      157,069     $       71,687
                                                                ==============     ==============
Undistributed net investment income/(loss) at end of
  period....................................................    $           --     $           23
                                                                ==============     ==============

---------------

 + Allocated from Growth Master Portfolio, Strategic Growth Master Portfolio and
   Focused Equities Master Portfolio, respectively.

 * Amount represents less than $500.

 # Amount represents results from operations prior to conversion to master-feeder structure.

(a)SmallCap Value Fund commenced operations on May 1, 2002.

(b)As of May 13, 2002, Strategic Growth Fund converted to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

              GROWTH                         STRATEGIC GROWTH                  FOCUSED EQUITIES
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04         3/31/03(B)        3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------

    $       (5,599)  $       (4,467)  $        8,296   $       10,982   $      (15,498)  $      (14,029)
                --               --               --          (25,186)#             --               --
            50,430          (55,290)          38,296         (305,110)         123,090         (142,705)
                --               --               --         (100,733)#             --               --
           185,287          (54,489)         462,907         (262,668)         432,350         (197,263)
    --------------   --------------   --------------   --------------   --------------   --------------
           230,118         (114,246)         509,499         (682,715)         539,942         (353,997)

                --               --           (8,243)          (7,224)              --               --
                --               --             (685)          (1,070)              --               --
                --               --               --              (19)              --               --
                --               --               --               --               --               --

                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
           486,609          175,763         (334,818)       1,082,033          552,340          191,220
    --------------   --------------   --------------   --------------   --------------   --------------
           716,727           61,517          165,753          391,005        1,092,282         (162,777)

           579,621          518,104        1,658,780        1,267,775        1,559,778        1,722,555
    --------------   --------------   --------------   --------------   --------------   --------------
    $    1,296,348   $      579,621   $    1,824,533   $    1,658,780   $    2,652,060   $    1,559,778
    ==============   ==============   ==============   ==============   ==============   ==============
    $         (213)  $           --   $        2,717   $        3,349   $       (1,217)  $           --
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          MIDCAP GROWTH
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/04            3/31/03
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       (2,692)    $       (2,757)
Net realized gain/(loss) on investments.....................              (252)          (184,346)
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................                --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           153,370            (33,365)
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................                --                 --
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           150,426           (220,468)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................                --                 --
  Investor A Shares.........................................                --                 --
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                 --
  Investor A Shares.........................................                --                 --
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           (82,777)            37,230
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................            67,649           (183,238)
NET ASSETS:
Beginning of period.........................................           444,806            628,044
                                                                --------------     --------------
End of period...............................................    $      512,455     $      444,806
                                                                ==============     ==============
Undistributed net investment income/(loss) at end of
  period....................................................    $           --     $           --
                                                                ==============     ==============

---------------

 # Amount represents results from operations prior to conversion to master-feeder structure.

(c)As of November 1, 2003, Small Company Fund converted to a master-feeder structure.

 + Allocated from Small Company Master Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

              21ST CENTURY                         SMALL COMPANY
    ---------------------------------     --------------------------------
      YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
       3/31/04            3/31/03           3/31/04(C)         3/31/03
--------------------------------------------------------------------------

    $         (985)    $         (863)    $       (5,942)   $       (4,253)
            15,408             (1,599)            13,611#          (98,329)
                --                 --             32,447                --
            20,525             (5,523)           208,510#         (142,917)
                --                 --             29,382                --
    --------------     --------------     --------------    --------------
            34,948             (7,985)           278,008          (245,499)

                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --

                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
            66,211            (10,484)           (85,943)           48,594
    --------------     --------------     --------------    --------------
           101,159            (18,469)           192,065          (196,905)

            47,475             65,944            555,029           751,934
    --------------     --------------     --------------    --------------
    $      148,634     $       47,475     $      747,094    $      555,029
    ==============     ==============     ==============    ==============
    $          (25)    $           --     $           --    $           --
    ==============     ==============     ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                          CONVERTIBLE SECURITIES
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   33,051    $ 507,755       45,660    $ 649,083
  Issued in exchange for net assets of:
    Bank of America Equity Income Fund (see Note 13)........       --           --          846       11,664
    Bank of America Equity & Convertible Fund (see Note
      13)...................................................       --           --        5,772       79,598
  Issued in exchange for Primary A Shares of Nations Equity
    Income Fund (see Note 13)...............................       --           --        3,257       51,793
  Issued as reinvestment of dividends.......................      124        2,001           94        1,306
  Redeemed..................................................  (15,632)    (244,442)     (32,359)    (460,920)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   17,543    $ 265,314       23,270    $ 332,524
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    8,805    $ 136,443        6,393    $  93,580
  Issued in exchange for Investor A Shares of Nations Equity
    Income Fund (see Note 13)...............................       --           --        1,267       20,137
  Shares issued upon conversion from Investor B shares......        2           28          484        6,905
  Shares issued upon conversion from Investor C shares......       20          317           --           --
  Issued as reinvestment of dividends.......................      536        8,590          621        8,710
  Redeemed..................................................   (7,611)    (119,750)      (7,611)    (110,347)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,752    $  25,628        1,154    $  18,985
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    2,101    $  31,998        2,854    $  41,083
  Issued in exchange for Investor B Shares of Nations Equity
    Income Fund (see Note 13)...............................       --           --        1,998       31,448
  Issued as reinvestment of dividends.......................      150        2,385          183        2,534
  Shares redeemed upon conversion to Investor A shares......       (2)         (28)        (488)      (6,905)
  Redeemed..................................................   (1,422)     (22,493)      (2,067)     (28,531)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      827    $  11,862        2,480    $  39,629
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    2,622    $  40,889        1,144    $  16,527
  Issued in exchange for Investor C Shares of Nations Equity
    Income Fund (see Note 13)...............................       --           --          137        2,170
  Issued as reinvestment of dividends.......................       39          631           33          467
  Shares redeemed upon conversion to Investor A shares......      (20)        (317)          --           --
  Redeemed..................................................     (728)     (11,659)        (384)      (5,431)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,913    $  29,544          930    $  13,733
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   22,035    $ 332,348       27,834    $ 404,871
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

                                                                           ASSET ALLOCATION
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      -------------------
                                                              SHARES    DOLLARS       SHARES     DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     127    $  2,523         287    $   5,107
  Issued as reinvestment of dividends.......................      18         330          28          476
  Redeemed..................................................  (1,031)    (20,314)       (174)      (3,070)
                                                              ------    --------      ------    ---------
  Net increase/(decrease)...................................    (886)   $(17,461)        141    $   2,513
                                                              ======    ========      ======    =========
INVESTOR A SHARES:
  Sold......................................................   1,204    $ 22,795       3,000    $  50,561
  Shares issued upon conversion from Investor B shares......      --*          5          --           --
  Issued as reinvestment of dividends.......................      75       1,429         151        2,604
  Redeemed..................................................  (1,353)    (25,228)     (9,023)    (152,551)
                                                              ------    --------      ------    ---------
  Net increase/(decrease)...................................     (74)   $   (999)     (5,872)   $ (99,386)
                                                              ======    ========      ======    =========
INVESTOR B SHARES:
  Sold......................................................      99    $  1,840         175    $   3,121
  Issued as reinvestment of dividends.......................      26         491          48          819
  Shares redeemed upon conversion to Investor A shares......      --*         (5)         --           --
  Redeemed..................................................  (1,361)    (25,934)     (2,096)     (36,392)
                                                              ------    --------      ------    ---------
  Net increase/(decrease)...................................  (1,236)   $(23,608)     (1,873)   $ (32,452)
                                                              ======    ========      ======    =========
INVESTOR C SHARES:
  Sold......................................................      47    $    875          36    $     627
  Issued as reinvestment of dividends.......................       1          16           1           24
  Redeemed..................................................     (52)       (971)        (77)      (1,332)
                                                              ------    --------      ------    ---------
  Net increase/(decrease)...................................      (4)   $    (80)        (40)   $    (681)
                                                              ======    ========      ======    =========
  Total net increase/(decrease).............................  (2,200)   $(42,148)     (7,644)   $(130,006)
                                                              ======    ========      ======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                  VALUE
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2004           MARCH 31, 2003
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   30,844    $ 329,688       19,199    $177,319
  Issued in exchange for Primary A Shares of Nations Classic
    Value Fund (see Note 13)................................   26,676      265,429           --          --
  Issued in exchange for Primary A Shares of Nations
    LargeCap Value Fund (see Note 13).......................    3,974       39,538           --          --
  Issued in exchange for net assets of Bank of America
    Equity Value Fund (see Note 13).........................       --           --          501       4,521
  Issued as reinvestment of dividends.......................      416        4,531          708       7,272
  Redeemed..................................................  (22,243)    (235,036)     (10,015)    (93,977)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................   39,667    $ 404,150       10,393    $ 95,135
                                                              =======    =========      =======    ========
INVESTOR A SHARES:
  Sold......................................................    7,157    $  77,892          790    $  7,750
  Issued in exchange for Investor A Shares of Nations
    Classic Value Fund (see Note 13)........................    1,872       18,605           --          --
  Issued in exchange for Investor A Shares of Nations
    LargeCap Value Fund (see Note 13).......................    6,832       67,909           --          --
  Shares issued upon conversion from Investor B shares......       21          233          909       8,034
  Shares issued upon conversion from Investor C shares......       28          305           --          --
  Issued as reinvestment of dividends.......................      129        1,442          122       1,260
  Redeemed..................................................   (3,320)     (35,761)      (1,566)    (14,806)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................   12,719    $ 130,625          255    $  2,238
                                                              =======    =========      =======    ========
INVESTOR B SHARES:
  Sold......................................................      568    $   5,919          311    $  3,028
  Issued in exchange for Investor B Shares of Nations
    Classic Value Fund (see Note 13)........................    3,553       34,388           --          --
  Issued in exchange for Investor B Shares of Nations
    LargeCap Value Fund (see Note 13).......................      202        1,956           --          --
  Issued as reinvestment of dividends.......................       22          237          129       1,367
  Shares redeemed upon conversion to Investor A shares......      (22)        (233)        (932)     (8,034)
  Redeemed..................................................   (1,282)     (13,404)      (1,851)    (17,146)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    3,041    $  28,863       (2,343)   $(20,785)
                                                              =======    =========      =======    ========
INVESTOR C SHARES:
  Sold......................................................      352    $   3,553          127    $  1,205
  Issued in exchange for Investor C Shares of Nations
    Classic Value Fund (see Note 13)........................    5,093       49,253           --          --
  Issued in exchange for Investor C Shares of Nations
    LargeCap Value Fund (see Note 13).......................       17          167           --          --
  Issued as reinvestment of dividends.......................        3           30           12         131
  Shares redeemed upon conversion to Investor A shares......      (29)        (305)          --          --
  Redeemed..................................................   (3,502)     (36,196)        (213)     (2,061)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    1,934    $  16,502          (74)   $   (725)
                                                              =======    =========      =======    ========
  Total net increase/(decrease).............................   57,361    $ 580,140        8,231    $ 75,863
                                                              =======    =========      =======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

                                                                             MIDCAP VALUE
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2004           MARCH 31, 2003
                                                              -------------------      ------------------
                                                              SHARES     DOLLARS       SHARES    DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   12,446    $136,835      30,784    $294,623
  Issued as reinvestment of dividends.......................       45         518          26         240
  Redeemed..................................................   (7,713)    (87,326)     (5,829)    (54,609)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................    4,778    $ 50,027      24,981    $240,254
                                                              =======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................      442    $  5,002         471    $  4,507
  Shares issued upon conversion from Investor B shares......        1           8           1          11
  Issued as reinvestment of dividends.......................        4          42           2          17
  Redeemed..................................................     (186)     (2,093)       (149)     (1,387)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................      261    $  2,959         325    $  3,148
                                                              =======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      101    $  1,109         228    $  2,254
  Issued as reinvestment of dividends.......................       --*          4           1           5
  Shares redeemed upon conversion to Investor A shares......       (1)         (8)         (1)        (11)
  Redeemed..................................................      (39)       (455)        (48)       (439)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................       61    $    650         180    $  1,809
                                                              =======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................       23    $    265          38    $    376
  Issued as reinvestment of dividends.......................       --*         --*         --*          1
  Redeemed..................................................      (11)       (123)         (5)        (45)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................       12    $    142          33    $    332
                                                              =======    ========      ======    ========
  Total net increase/(decrease).............................    5,112    $ 53,778      25,519    $245,543
                                                              =======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            SMALLCAP VALUE
                                                                  YEAR ENDED             PERIOD ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................   5,994    $ 60,657      10,899    $ 94,051
  Issued as reinvestment of dividends.......................      43         468           4          39
  Redeemed..................................................  (2,799)    (30,561)     (1,824)    (14,973)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,238    $ 30,564       9,079    $ 79,117
                                                              ======    ========      ======    ========
INVESTOR A SHARES:+
  Sold......................................................     230    $  2,459         158    $  1,334
  Shares issued upon conversion from Investor B shares......      --*         --*          1           7
  Issued as reinvestment of dividends.......................       2          24          --*          2
  Redeemed..................................................     (64)       (719)        (13)       (110)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     168    $  1,764         146    $  1,233
                                                              ======    ========      ======    ========
INVESTOR B SHARES:+
  Sold......................................................      85    $    862          49    $    410
  Issued as reinvestment of dividends.......................       1           9          --          --
  Shares redeemed upon conversion to Investor A shares......      --*         --*         (1)         (7)
  Redeemed..................................................     (16)       (181)         (4)        (31)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      70    $    690          44    $    372
                                                              ======    ========      ======    ========
INVESTOR C SHARES:+
  Sold......................................................      24    $    240           7    $     60
  Issued as reinvestment of dividends.......................      --*          2          --*         --*
  Redeemed..................................................      (8)        (83)         --*         (1)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      16    $    159           7    $     59
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   3,492    $ 33,177       9,276    $ 80,781
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

+ SmallCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on May 1, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS

                                                                                 GROWTH
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2004           MARCH 31, 2003
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   12,491    $ 178,639       6,469    $  79,443
  Issued in exchange for Primary A Shares of Nations Capital
    Growth Fund (see Note 13)...............................    6,378      101,343          --           --
  Redeemed..................................................   (4,478)     (65,705)     (1,533)     (19,386)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................   14,391    $ 214,277       4,936    $  60,057
                                                              =======    =========      ======    =========
INVESTOR A SHARES:
  Sold......................................................   19,553    $ 281,705      16,562    $ 213,974
  Issued in exchange for Investor A Shares of Nations
    Capital Growth Fund (see Note 13).......................    2,087       32,847          --           --
  Shares issued upon conversion from Investor B shares......        6           84         167        2,166
  Redeemed..................................................  (10,657)    (155,779)     (7,941)     (99,836)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................   10,989    $ 158,857       8,788    $ 116,304
                                                              =======    =========      ======    =========
INVESTOR B SHARES:
  Sold......................................................    1,580    $  21,455       1,346    $  16,576
  Issued in exchange for Investor B Shares of Nations
    Capital Growth Fund (see Note 13).......................    1,570       23,676          --           --
  Shares redeemed upon conversion to Investor A shares......       (6)         (84)       (173)      (2,166)
  Redeemed..................................................   (1,919)     (26,674)     (3,809)     (47,127)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................    1,225    $  18,373      (2,636)   $ (32,717)
                                                              =======    =========      ======    =========
INVESTOR C SHARES:
  Sold......................................................    7,528    $ 104,466       3,301    $  39,984
  Issued in exchange for Investor C Shares of Nations
    Capital Growth Fund (see Note 13).......................      194        2,924          --           --
  Redeemed..................................................     (874)     (12,288)       (643)      (7,865)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................    6,848    $  95,102       2,658    $  32,119
                                                              =======    =========      ======    =========
Total net increase/(decrease)...............................   33,453    $ 486,609      13,746    $ 175,763
                                                              =======    =========      ======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             STRATEGIC GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      ---------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              -----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   26,117    $ 268,207       36,386    $  479,952
  Issued in exchange for net assets of:
    Bank of America Equity Fund (see Note 13)...............       --           --       47,950       429,632
    Bank of America Charitable Equity Fund (see Note 13)....       --           --       17,441       156,270
  Issued in exchange for Primary A Shares Nations Blue Chip
    Fund (see Note 13)......................................       --           --        3,963        44,151
  Issued as reinvestment of dividends.......................       43          486           26           235
  Redeemed..................................................  (53,868)    (563,726)     (46,621)     (439,345)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................  (27,708)   $(295,033)      59,145    $  670,895
                                                              =======    =========      =======    ==========
INVESTOR A SHARES:
  Sold......................................................    4,359    $  44,244       13,780    $  182,558
  Issued in exchange for Investor A Shares Nations Blue Chip
    Fund (see Note 13)......................................       --           --       41,355       459,035
  Shares issued upon conversion from Investor B shares......        8           97           33           308
  Issued as reinvestment of dividends.......................       57          646          110         1,018
  Redeemed..................................................   (7,572)     (78,387)     (33,045)     (301,025)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................   (3,148)   $ (33,400)      22,233    $  341,894
                                                              =======    =========      =======    ==========
INVESTOR B SHARES:
  Sold......................................................      158    $   1,607          253    $   10,151
  Issued in exchange for Investor B Shares Nations Blue Chip
    Fund (see Note 13)......................................       --           --        5,502        59,864
  Issued as reinvestment of dividends.......................       --           --            2            17
  Shares redeemed upon conversion to Investor A shares......       (9)         (97)         (33)         (308)
  Redeemed..................................................     (739)      (7,656)      (1,850)      (17,093)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................     (590)   $  (6,146)       3,874    $   52,631
                                                              =======    =========      =======    ==========
INVESTOR C SHARES:
  Sold......................................................      426    $   4,382        1,493    $   18,072
  Issued in exchange for Investor C Shares Nations Blue Chip
    Fund (see Note 13)......................................       --           --          309         3,360
  Issued as reinvestment of dividends.......................       --           --           --            --
  Redeemed..................................................     (442)      (4,621)        (515)       (4,819)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................      (16)   $    (239)       1,287    $   16,613
                                                              =======    =========      =======    ==========
Total net increase/(decrease)...............................  (31,462)   $(334,818)      86,539    $1,082,033
                                                              =======    =========      =======    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

                                                                             FOCUSED EQUITIES
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   17,863    $ 276,214       15,666    $ 210,049
  Redeemed..................................................   (6,589)    (103,473)      (7,463)     (99,670)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   11,274    $ 172,741        8,203    $ 110,379
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   40,446    $ 634,367       24,366    $ 334,389
  Shares issued upon conversion from Investor B shares......      169        2,721          285        3,978
  Shares issued upon conversion from Investor C shares......        4           69           --           --
  Redeemed..................................................  (21,574)    (334,541)     (14,475)    (196,344)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   19,045    $ 302,616       10,176    $ 142,023
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    3,662    $  53,854        3,627    $  49,131
  Shares redeemed upon conversion to Investor A shares......     (176)      (2,721)        (294)      (3,978)
  Redeemed..................................................   (5,322)     (79,664)      (9,958)    (131,893)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,836)   $ (28,531)      (6,625)   $ (86,740)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    9,433    $ 142,065        5,064    $  67,084
  Shares redeemed upon conversion to Investor A shares......       (4)         (69)          --           --
  Redeemed..................................................   (2,409)     (36,482)      (3,103)     (41,526)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    7,020    $ 105,514        1,961    $  25,558
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   35,503    $ 552,340       13,715    $ 191,220
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              MIDCAP GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    7,761    $  82,443       19,336    $ 185,307
  Issued in exchange for net assets of Bank of America
    Equity Midcap Fund (see Note 13)........................       --           --       15,827      139,116
  Redeemed..................................................  (15,009)    (160,517)     (30,050)    (279,180)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (7,248)   $ (78,074)       5,113    $  45,243
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,094    $  11,057        6,533    $  63,914
  Shares issued upon conversion from Investor B shares......        3           35          380        3,258
  Shares issued upon conversion from Investor C shares......       --*           5           --           --
  Redeemed..................................................   (1,260)     (12,709)      (7,261)     (67,696)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (163)   $  (1,612)        (348)   $    (524)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      255    $   2,330          528    $   4,989
  Shares redeemed upon conversion to Investor A shares......       (4)         (35)        (422)      (3,258)
  Redeemed..................................................     (536)      (4,970)      (1,103)      (9,042)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (285)   $  (2,675)        (997)   $  (7,311)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       38    $     359           96    $     866
  Shares redeemed upon conversion to Investor A shares......       (1)          (5)          --           --
  Redeemed..................................................      (84)        (770)        (130)      (1,044)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (47)   $    (416)         (34)   $    (178)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (7,743)   $ (82,777)       3,734    $  37,230
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

                                                                             21ST CENTURY
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,470    $ 30,659         338    $  2,250
  Redeemed..................................................    (261)     (2,362)       (242)     (1,662)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,209    $ 28,297          96    $    588
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   5,343    $ 46,037         539    $  3,557
  Shares issued upon conversion from Investor B shares......      --*          4          33         220
  Shares issued upon conversion from Investor C shares......       1           7          --          --
  Redeemed..................................................  (2,085)    (18,747)       (906)     (5,789)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,259    $ 27,301        (334)   $ (2,012)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     975    $  8,226         347    $  2,223
  Shares redeemed upon conversion to Investor A shares......      --*         (4)        (34)       (220)
  Redeemed..................................................    (732)     (6,065)     (1,634)    (10,458)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     243    $  2,157      (1,321)   $ (8,455)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   1,111    $  9,589         120    $    763
  Shares redeemed upon conversion to Investor A shares......      (1)         (7)         --          --
  Redeemed..................................................    (130)     (1,126)       (208)     (1,368)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     980    $  8,456         (88)   $   (605)
                                                              ======    ========      ======    ========
Total net increase/(decrease)...............................   7,691    $ 66,211      (1,647)   $(10,484)
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              SMALL COMPANY
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   11,003    $ 134,903       83,950    $ 977,579
  Issued in exchange for net assets of Bank of America
    SmallCap Equity Fund (see Note 13)......................       --           --        2,522       27,839
  Redeemed..................................................  (18,256)    (237,496)     (84,033)    (983,775)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (7,253)   $(102,593)       2,439    $  21,643
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    5,040    $  65,622        8,542    $  94,375
  Shares issued upon conversion from Investor B shares......        5           79           17          182
  Shares issued upon conversion from Investor C shares......       14          214           --           --
  Redeemed..................................................   (3,814)     (49,521)      (6,278)     (70,693)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,245    $  16,394        2,281    $  23,864
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      302    $   3,693          514    $   6,156
  Shares redeemed upon conversion to Investor A shares......       (6)         (79)         (18)        (182)
  Redeemed..................................................     (258)      (3,325)        (399)      (4,248)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       38    $     289           97    $   1,726
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      132    $   1,681          191    $   2,254
  Shares redeemed upon conversion to Investor A shares......      (15)        (214)          --           --
  Redeemed..................................................     (117)      (1,500)         (81)        (893)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       --*   $     (33)         110    $   1,361
                                                              =======    =========      =======    =========
Total net increase/(decrease)...............................   (5,970)   $ (85,943)       4,927    $  48,594
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 110

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $13.77         $0.51           $ 3.52           $ 4.03          $(0.48)
Year ended 3/31/2003#.....................    16.03          0.51            (2.27)           (1.76)          (0.50)
Year ended 3/31/2002#.....................    16.05          0.59               --             0.59           (0.56)
Year ended 3/31/2001......................    22.18          0.51            (2.00)           (1.49)          (0.60)
Period ended 3/31/2000**#.................    18.15          0.42             5.52             5.94           (0.50)
INVESTOR A SHARES*
Year ended 3/31/2004#.....................   $13.77         $0.47           $ 3.53           $ 4.00          $(0.44)
Year ended 3/31/2003#.....................    16.02          0.47            (2.25)           (1.78)          (0.47)
Year ended 3/31/2002#.....................    16.04          0.59            (0.04)            0.55           (0.52)
Year ended 3/31/2001......................    22.17          0.51            (2.05)           (1.54)          (0.55)
Period ended 3/31/2000#...................    18.31          0.46             5.26             5.72           (0.45)
Period ended 5/14/1999....................    17.34          0.12             0.96             1.08           (0.11)
INVESTOR B SHARES*
Year ended 3/31/2004#.....................   $13.64         $0.35           $ 3.48           $ 3.83          $(0.32)
Year ended 3/31/2003#.....................    15.88          0.36            (2.24)           (1.88)          (0.36)
Year ended 3/31/2002#.....................    15.92          0.45            (0.03)            0.42           (0.41)
Year ended 3/31/2001......................    22.06          0.35            (2.00)           (1.65)          (0.45)
Period ended 3/31/2000#...................    18.27          0.44             5.12             5.56           (0.36)
Period ended 5/14/1999....................    17.30          0.09             0.96             1.05           (0.27)
INVESTOR C SHARES*
Year ended 3/31/2004#.....................   $13.77         $0.35           $ 3.52           $ 3.87          $(0.33)
Year ended 3/31/2003#.....................    16.04          0.36            (2.26)           (1.90)          (0.37)
Year ended 3/31/2002#.....................    16.08          0.45            (0.03)            0.42           (0.41)
Year ended 3/31/2001......................    22.23          0.35            (2.02)           (1.67)          (0.44)
Period ended 3/31/2000#...................    18.35          0.38             5.22             5.60           (0.31)
Period ended 5/14/1999....................    17.37          0.10             0.97             1.07           (0.09)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................      (0.05)
Year ended 3/31/2001......................      (4.04)
Period ended 3/31/2000**#.................      (1.41)
INVESTOR A SHARES*
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................      (0.05)
Year ended 3/31/2001......................      (4.04)
Period ended 3/31/2000#...................      (1.41)
Period ended 5/14/1999....................         --
INVESTOR B SHARES*
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................      (0.05)
Year ended 3/31/2001......................      (4.04)
Period ended 3/31/2000#...................      (1.41)
Period ended 5/14/1999....................         --
INVESTOR C SHARES*
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................      (0.05)
Year ended 3/31/2001......................      (4.04)
Period ended 3/31/2000#...................      (1.41)
Period ended 5/14/1999....................         --

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A, B and K Shares, which were reorganized into the Convertible Securities Investor A, Investor B and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC. and its investment sub-adviser became Banc of America Capital Management, LLC.

 **Convertible Securities Primary A Shares commenced operations on May 21, 1999.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)The reimbursement from Investment Adviser (see Note 15) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.95% for Primary A Shares, 1.20% for Investor A Shares and 1.95% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 112

NATIONS FUNDS

                                                                                                         WITHOUT WAIVERS
                                                                                                         AND/OR EXPENSE
                                                                                                         REIMBURSEMENTS
                                                                                                         ---------------
                                                          RATIO OF            RATIO OF                      RATIO OF
    TOTAL       NET ASSET              NET ASSETS        OPERATING         NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF         EXPENSES TO       INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD         AVERAGE NET         AVERAGE NET      TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN++     (000)             ASSETS              ASSETS          RATE          ASSETS
------------------------------------------------------------------------------------------------------------------------

   $(0.48)       $17.32       29.54%    $962,284          0.94%(a)(b)(c)        3.19%           91%          0.97%(a)(d)
    (0.50)        13.77      (11.01)     523,271          0.97(a)(b)            3.59            57            0.97(a)
    (0.61)        16.03        3.74      236,202          1.00(a)(b)            3.78            50            1.00(a)
    (4.64)        16.05       (7.59)      75,627          0.99(a)(b)            3.08            73            1.00(a)
    (1.91)        22.18       35.21       13,688          0.97+(b)              2.21+           65            0.98+

   $(0.44)       $17.33       29.32%    $398,485          1.19%(a)(b)(c)        2.94%           91%          1.22%(a)(d)
    (0.47)        13.77      (11.18)     292,622          1.22(a)(b)            3.34            57            1.22(a)
    (0.57)        16.02        3.48      321,858          1.25(a)(b)            3.53            50            1.25(a)
    (4.59)        16.04       (7.88)     315,857          1.24(a)(b)            2.86            73            1.25(a)
    (1.86)        22.17       33.68      369,488          1.22+(b)              1.96+           65            1.23+
    (0.11)        18.31        6.25      352,000          1.30+                 3.07+           16            1.32+

   $(0.32)       $17.15       28.30%    $154,322          1.94%(a)(b)(c)        2.19%           91%          1.97%(a)(d)
    (0.36)        13.64      (11.83)     111,468          1.97(a)(b)            2.59            57            1.97(a)
    (0.46)        15.88        2.68       90,408          2.00(a)(b)            2.78            50            2.00(a)
    (4.49)        15.92       (8.49)      49,763          1.99(a)(b)            2.08            73            2.00(a)
    (1.77)        22.06       32.76       11,175          1.97+(b)              1.21+           65            1.98+
    (0.08)        18.27        6.10        4,000          2.06+                 2.34+           16            2.08+

   $(0.33)       $17.31       28.31%    $ 71,205          1.94%(a)(b)(c)        2.19%           91%          1.97%(a)(d)
    (0.37)        13.77      (11.89)      30,293          1.97(a)(b)            2.59            57            1.97(a)
    (0.46)        16.04        2.66       20,370          2.00(a)(b)            2.78            50            2.00(a)
    (4.48)        16.08       (8.50)       9,827          1.99(a)(b)            2.08            73            2.00(a)
    (1.72)        22.23       32.81        3,033          1.97+(b)              1.21+           65            1.98+
    (0.09)        18.35        6.17        4,000          1.80+                 2.56+           16            2.07+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                       NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET          AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING      INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)#     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                -----------------------------------------------------------------------------------------------
ASSET ALLOCATION
PRIMARY A SHARES
Year ended 3/31/2004(c).......   $16.42          $0.29             $ 3.81            $ 4.10           $(0.34)        $   --
Year ended 3/31/2003(c).......    19.93           0.32              (3.49)            (3.17)           (0.34)            --
Year ended 3/31/2002..........    20.32           0.44              (0.39)             0.05            (0.41)         (0.03)
Year ended 3/31/2001..........    24.35           0.57              (2.84)            (2.27)           (0.55)         (1.21)
Period ended 3/31/2000 ***....    23.06           0.49               1.93              2.42            (0.41)         (0.72)
INVESTOR A SHARES*
Year ended 3/31/2004(c).......   $16.44          $0.25             $ 3.80            $ 4.05           $(0.29)        $   --
Year ended 3/31/2003(c).......    19.92           0.29              (3.48)            (3.19)           (0.29)            --
Year ended 3/31/2002..........    20.32           0.39              (0.40)            (0.01)           (0.36)         (0.03)
Year ended 3/31/2001..........    24.35           0.50              (2.82)            (2.32)           (0.50)         (1.21)
Period ended 3/31/2000........    23.40           0.43               1.59              2.02            (0.35)         (0.72)
Period ended 5/14/1999........    22.50           0.10               0.91              1.01            (0.11)            --
INVESTOR B SHARES*
Year ended 3/31/2004(c).......   $16.31          $0.11             $ 3.76            $ 3.87           $(0.14)        $   --
Year ended 3/31/2003(c).......    19.81           0.15              (3.47)            (3.32)           (0.18)            --
Year ended 3/31/2002..........    20.22           0.23              (0.39)            (0.16)           (0.22)         (0.03)
Year ended 3/31/2001..........    24.24           0.33              (2.81)            (2.48)           (0.33)         (1.21)
Period ended 3/31/2000........    23.32           0.47               1.39              1.86            (0.22)         (0.72)
Period ended 5/14/1999........    22.45           0.06               0.89              0.95            (0.08)            --
INVESTOR C SHARES*
Year ended 3/31/2004(c).......   $16.31          $0.11             $ 3.75            $ 3.86           $(0.15)        $   --
Year ended 3/31/2003(c).......    19.84           0.15              (3.48)            (3.33)           (0.20)            --
Year ended 3/31/2002..........    20.24(d)        0.24              (0.40)(d)         (0.16)(d)        (0.21)         (0.03)
Year ended 3/31/2001..........    24.27           0.33              (2.82)            (2.49)           (0.33)         (1.21)
Period ended 3/31/2000........    23.33           0.42               1.43              1.85            (0.19)         (0.72)
Period ended 5/14/1999........    22.45           0.05               0.92              0.97            (0.09)            --

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A, B, and K Shares, which were reorganized into the Asset Allocation Investor A, Investor B, and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC. and its investment sub-adviser became Banc of America Capital Management, LLC.

 ***Asset Allocation Primary A Shares commenced operations on May 21, 1999.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c)See Note 1 (Swaps).

 (d)In prior reports, beginning NAV was incorrectly disclosed as $20.22 due to a typographical error.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS FUNDS

                                                                                                      WITHOUT WAIVERS
                                                                                                      AND/OR EXPENSE
                                                                                                      REIMBURSEMENTS
                                                                                                      ---------------
                                                        RATIO OF           RATIO OF                      RATIO OF
    TOTAL       NET ASSET              NET ASSETS       OPERATING       NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF        EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD        AVERAGE NET       AVERAGE NET      TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN++     (000)           ASSETS             ASSETS          RATE          ASSETS
---------------------------------------------------------------------------------------------------------------------

   $(0.34)       $20.18       25.07%    $ 25,750          1.04%(a)(b)        1.58%           189%          1.07%(a)
    (0.34)        16.42      (15.96)      35,514          1.04(a)(b)         1.83            315           1.04(a)
    (0.44)        19.93        0.26       40,287          1.03(a)            2.10            226           1.03(a)
    (1.76)        20.32       (9.83)      12,847          0.98(a)(b)         2.45             88           1.00(a)
    (1.13)        24.35       10.88       15,532          0.95+(a)(b)        1.85+            84           1.02+(a)

   $(0.29)       $20.20       24.73%    $106,642          1.29%(a)(b)        1.33%           189%          1.32%(a)
    (0.29)        16.44      (16.05)      88,011          1.29(a)(b)         1.58            315           1.29(a)
    (0.39)        19.92       (0.05)     223,579          1.28(a)            1.85            226           1.28(a)
    (1.71)        20.32      (10.05)     231,520          1.23(a)(b)         2.20             88           1.25(a)
    (1.07)        24.35        8.99       83,412          1.20+(a)(b)        1.60+            84           1.27+(a)
    (0.11)        23.40        4.50       72,000          1.18+              2.01+            20           1.20+

   $(0.14)       $20.04       23.79%    $ 64,122          2.04%(a)(b)        0.58%           189%          2.07%(a)
    (0.18)        16.31      (16.80)      72,344          2.04(a)(b)         0.83            315           2.04(a)
    (0.25)        19.81       (0.77)     124,983          2.03(a)            1.10            226           2.03(a)
    (1.54)        20.22      (10.73)     104,745          1.98(a)(b)         1.45             88           2.00(a)
    (0.94)        24.24        8.31      121,644          1.95+(a)(b)        0.85+            84           2.02+(a)
    (0.08)        23.32        4.26       10,000          1.95+              1.26+            20           1.97+

   $(0.15)       $20.02       23.73%    $  2,372          2.04%(a)(b)        0.58%           189%          2.07%(a)
    (0.20)        16.31      (16.80)       1,992          2.04(a)(b)         0.83            315           2.04(a)
    (0.24)        19.84       (0.78)       3,220          2.03(a)            1.10            226           2.03(a)
    (1.54)        20.24      (10.74)       2,532          1.98(a)(b)         1.45             88           2.00(a)
    (0.91)        24.27        8.24        2,305          1.95+(a)(b)        0.85+            84           2.02+(a)
    (0.09)        23.33        4.31        2,000          1.67+              1.52+            20           1.96+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                 NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 -----------------------------------------------------------------------------------------
VALUE
PRIMARY A SHARES
Year ended 3/31/2004#..........   $ 8.48        $ 0.16           $ 3.36           $  3.52         $(0.15)       $   --
Year ended 3/31/2003#..........    11.96          0.14            (3.31)            (3.17)         (0.13)        (0.18)
Year ended 3/31/2002#..........    12.39          0.12             0.58              0.70          (0.10)        (1.03)
Year ended 3/31/2001...........    16.24          0.17            (0.42)            (0.25)         (0.18)        (3.42)
Year ended 3/31/2000#..........    18.16          0.11            (0.06)             0.05          (0.11)        (1.86)
INVESTOR A SHARES
Year ended 3/31/2004#..........   $ 8.46        $ 0.14           $ 3.36           $  3.50         $(0.12)       $   --
Year ended 3/31/2003#..........    11.94          0.11            (3.31)            (3.20)         (0.10)        (0.18)
Year ended 3/31/2002#..........    12.38          0.09             0.58              0.67          (0.08)        (1.03)
Year ended 3/31/2001...........    16.24          0.14            (0.43)            (0.29)         (0.15)        (3.42)
Year ended 3/31/2000#..........    18.16          0.07            (0.07)             0.00          (0.06)        (1.86)
INVESTOR B SHARES
Year ended 3/31/2004#..........   $ 8.25        $ 0.05           $ 3.27           $  3.32         $(0.04)       $   --
Year ended 3/31/2003#..........    11.66          0.03            (3.22)            (3.19)         (0.04)        (0.18)
Year ended 3/31/2002#..........    12.13          0.00##           0.59              0.59          (0.03)        (1.03)
Year ended 3/31/2001...........    16.00          0.04            (0.43)            (0.39)         (0.06)        (3.42)
Year ended 3/31/2000#..........    18.00         (0.06)           (0.08)            (0.14)         (0.00)##      (1.86)
INVESTOR C SHARES
Year ended 3/31/2004#..........   $ 8.24        $ 0.05           $ 3.27           $  3.32         $(0.04)       $   --
Year ended 3/31/2003#..........    11.65          0.04            (3.22)            (3.18)         (0.05)        (0.18)
Year ended 3/31/2002#..........    12.13          0.00##           0.58              0.58          (0.03)        (1.03)
Year ended 3/31/2001...........    15.99          0.04            (0.42)            (0.38)         (0.06)        (3.42)
Year ended 3/31/2000#..........    17.98         (0.06)           (0.07)            (0.13)         (0.00)##      (1.86)

---------------
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c)The reimbursement from Investment Adviser (see Note 15) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

 (d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Primary A Shares, 1.18% for Investor A Shares and 1.93% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING    INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------



   $(0.15)       $11.85       41.63%   $1,101,872 .809%(a)(b)(c)      1.49%          69%         0.96%(a)(d)
    (0.31)         8.48      (26.95)      451,815      0.97(a)        1.43           75           0.97(a)
    (1.13)        11.96        5.64       513,206    0.95(a)(b)       1.02          135           0.95(a)
    (3.60)        12.39       (1.97)      844,432    0.94(a)(b)       1.28          181           0.94(a)
    (1.97)        16.24       (0.16)    1,290,572    0.93(a)(b)       0.65           95           0.93(a)



   $(0.12)       $11.84       41.51%   $  211,227 .114%(a)(b)(c)      1.24%          69%         1.21%(a)(d)
    (0.28)         8.46      (27.17)       43,364      1.22(a)        1.18           75           1.22(a)
    (1.11)        11.94        5.33        58,144    1.20(a)(b)       0.77          135           1.20(a)
    (3.57)        12.38       (2.29)       65,975    1.19(a)(b)       1.03          181           1.19(a)
    (1.92)        16.24       (0.47)       94,256    1.18(a)(b)       0.40           95           1.18(a)



   $(0.04)       $11.53       40.30%   $   87,314 .819%(a)(b)(c)      0.49%          69%         1.96%(a)(d)
    (0.22)         8.25      (27.72)       37,399      1.97(a)        0.43           75           1.97(a)
    (1.06)        11.66        4.66        80,162    1.95(a)(b)       0.02          135           1.95(a)
    (3.48)        12.13       (3.05)       93,064    1.94(a)(b)       0.28          181           1.94(a)
    (1.86)        16.00       (1.24)      124,000    1.93(a)(b)     (0.35)           95           1.93(a)



   $(0.04)       $11.52       40.29%   $   28,832 .819%(a)(b)(c)      0.49%          69%         1.96%(a)(d)
    (0.23)         8.24      (27.72)        4,694      1.97(a)        0.43           75           1.97(a)
    (1.06)        11.65        4.58         7,496    1.95(a)(b)       0.02          135           1.95(a)
    (3.48)        12.13       (2.98)        8,479    1.94(a)(b)       0.28          181           1.94(a)
    (1.86)        15.99       (1.18)       10,042    1.93(a)(b)     (0.32)           95           1.93(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                NET ASSET                       NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET          AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING      INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)#     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                -----------------------------------------------------------------------------------------------
MIDCAP VALUE
PRIMARY A SHARES
Year ended 3/31/2004..........   $ 8.72          $ 0.12            $ 4.07            $ 4.19           $(0.12)        $   --
Year ended 3/31/2003..........    11.32            0.10             (2.61)            (2.51)           (0.07)         (0.02)
Period ended 3/31/2002*.......    10.00            0.06              1.30              1.36            (0.04)            --
INVESTOR A SHARES
Year ended 3/31/2004..........   $ 8.71          $ 0.09            $ 4.06            $ 4.15           $(0.09)        $   --
Year ended 3/31/2003..........    11.30            0.08             (2.60)            (2.52)           (0.05)         (0.02)
Period ended 3/31/2002*.......    10.00            0.04              1.30              1.34            (0.04)            --
INVESTOR B SHARES
Year ended 3/31/2004..........   $ 8.67          $ 0.00##          $ 4.05            $ 4.05           $(0.02)        $   --
Year ended 3/31/2003..........    11.29            0.01             (2.59)            (2.58)           (0.02)         (0.02)
Period ended 3/31/2002*.......    10.00           (0.04)             1.35              1.31            (0.02)            --
INVESTOR C SHARES
Year ended 3/31/2004..........   $ 8.69          $ 0.00##          $ 4.05            $ 4.05           $(0.01)        $   --
Year ended 3/31/2003..........    11.31            0.01             (2.59)            (2.58)           (0.02)         (0.02)
Period ended 3/31/2002*.......    10.00           (0.05)             1.36              1.31            (0.00)##          --

---------------

  * MidCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS FUNDS

                                                                                                WITHOUT WAIVERS
                                                                                                AND/OR EXPENSE
                                                                                                REIMBURSEMENTS
                                                                                                ---------------
                                                     RATIO OF        RATIO OF                      RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING    NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO  INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     AVERAGE NET    AVERAGE NET      TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS          ASSETS          RATE          ASSETS
---------------------------------------------------------------------------------------------------------------

   $(0.12)       $12.79       48.18%    $492,327       1.03%(a)        1.04%           79%           1.03%(a)
    (0.09)         8.72      (22.27)     294,087       1.16(a)         1.11            98            1.16(a)
    (0.04)        11.32       13.63       98,888       1.25+(a)        0.64+           19            2.03+(a)

   $(0.09)       $12.77       47.80%    $  8,121       1.28%(a)        0.79%           79%           1.28%(a)
    (0.07)         8.71      (22.36)       3,270       1.41(a)         0.86            98            1.41(a)
    (0.04)        11.30       13.37          573       1.50+(a)        0.39+           19            2.28+(a)

   $(0.02)       $12.70       46.56%    $  3,650       2.03%(a)        0.04%           79%           2.03%(a)
    (0.04)         8.67      (22.93)       1,961       2.16(a)         0.11            98            2.16(a)
    (0.02)        11.29       13.14          524       2.25+(a)       (0.36)+          19            3.03+(a)

   $(0.01)       $12.73       46.66%    $    684       2.03%(a)        0.04%           79%           2.03%(a)
    (0.04)         8.69      (22.89)         362       2.16(a)         0.11            98            2.16(a)
    (0.00)##      11.31       13.10           93       2.25+(a)       (0.36)+          19            3.03+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                    NET ASSET                       NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                      VALUE           NET          AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                    BEGINNING      INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                    OF PERIOD    INCOME/(LOSS)#     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                    -----------------------------------------------------------------------------------------------
SMALLCAP VALUE
PRIMARY A SHARES
Year ended 3/31/2004..............   $ 7.73          $ 0.02            $ 4.67             $4.69           $(0.03)        $(0.09)
Period ended 3/31/2003*...........    10.00            0.03             (2.28)            (2.25)           (0.02)            --
INVESTOR A SHARES
Year ended 3/31/2004..............   $ 7.71          $(0.01)           $ 4.67             $4.66           $(0.02)        $(0.09)
Period ended 3/31/2003*...........    10.00            0.01             (2.28)            (2.27)           (0.02)            --
INVESTOR B SHARES
Year ended 3/31/2004..............   $ 7.68          $(0.09)           $ 4.63             $4.54           $   --         $(0.09)
Period ended 3/31/2003*...........    10.00           (0.04)            (2.28)            (2.32)           (0.00)##          --
INVESTOR C SHARES
Year ended 3/31/2004..............   $ 7.67          $(0.09)           $ 4.64             $4.55           $   --         $(0.09)
Period ended 3/31/2003*...........    10.00           (0.04)            (2.29)            (2.33)           (0.00)##          --

---------------

  * SmallCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on May 1, 2002.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                     RATIO OF                                    ---------------
                                                     OPERATING      RATIO OF NET                    RATIO OF
    TOTAL       NET ASSET              NET ASSETS   EXPENSES TO      INVESTMENT                     OPERATING
  DIVIDENDS       VALUE                  END OF       AVERAGE     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD         NET           AVERAGE        TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS         NET ASSETS        RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------

   $(0.12)       $12.30       60.96%    $151,556       1.30%(a)         0.15%          111%           1.35%(a)
    (0.02)         7.73      (22.50)      70,168       1.30+(a)         0.45+            89           1.57+(a)

   $(0.11)       $12.26       60.64%    $  3,840       1.55%(a)        (0.10)%         111%           1.60%(a)
    (0.02)         7.71      (22.75)       1,122       1.55+(a)         0.20+            89           1.82+(a)

   $(0.09)       $12.13       59.34%    $  1,395       2.30%(a)        (0.85)%         111%           2.35%(a)
    (0.00)##       7.68      (23.20)         341       2.30+(a)        (0.55)+           89           2.57+(a)

   $(0.09)       $12.13       59.54%    $    278       2.30%(a)        (0.85)%         111%           2.35%(a)
    (0.00)##       7.67      (23.29)          56       2.30+(a)        (0.55)+           89           2.57+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
GROWTH*
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $11.95        $(0.02)          $ 4.03           $ 4.01           $   --
Year ended 3/31/2003#.....................    14.79         (0.05)           (2.79)           (2.84)              --
Year ended 3/31/2002#.....................    14.91         (0.06)           (0.06)           (0.12)              --
Year ended 3/31/2001......................    21.61         (0.01)           (6.53)           (6.54)           (0.16)
Year ended 3/31/2000......................    14.91         (0.07)            6.81             6.74            (0.04)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $11.86        $(0.06)          $ 4.00           $ 3.94           $   --
Year ended 3/31/2003#.....................    14.72         (0.08)           (2.78)           (2.86)              --
Year ended 3/31/2002#.....................    14.87         (0.09)           (0.06)           (0.15)              --
Year ended 3/31/2001......................    21.62         (0.05)           (6.54)           (6.59)           (0.16)
Year ended 3/31/2000......................    14.95         (0.11)            6.82             6.71            (0.04)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $11.43        $(0.16)          $ 3.85           $ 3.69           $   --
Year ended 3/31/2003#.....................    14.29         (0.17)           (2.69)           (2.86)              --
Year ended 3/31/2002#.....................    14.55         (0.20)           (0.06)           (0.26)              --
Year ended 3/31/2001......................    21.31         (0.18)           (6.42)           (6.60)           (0.16)
Year ended 3/31/2000......................    14.85         (0.24)            6.74             6.50            (0.04)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $11.44        $(0.17)          $ 3.87           $ 3.70           $   --
Year ended 3/31/2003#.....................    14.31         (0.17)           (2.70)           (2.87)              --
Year ended 3/31/2002#.....................    14.57         (0.20)           (0.06)           (0.26)              --
Year ended 3/31/2001......................    21.34         (0.17)           (6.44)           (6.61)           (0.16)
Year ended 3/31/2000......................    14.86         (0.25)            6.77             6.52            (0.04)

---------------

  * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Growth Master Portfolio.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Primary A Shares, 1.37% for Investor A Shares and 2.12% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS FUNDS

                                                                                         WITHOUT WAIVERS
                                                                                          AND/OR EXPENSE
                                                                                          REIMBURSEMENTS
                                                                                         ----------------
                                            RATIO OF          RATIO OF                       RATIO OF
                           NET ASSETS      OPERATING       NET INVESTMENT                   OPERATING
  NET ASSET                  END OF       EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD       AVERAGE NET       AVERAGE NET      TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)           ASSETS            ASSETS          RATE         NET ASSETS
---------------------------------------------------------------------------------------------------------

   $15.96         33.56%    $371,942          1.12%            (0.17)%           --            1.14%(b)
    11.95        (19.20)     106,436          1.17             (0.37)            --            1.17
    14.79         (0.80)      58,752          1.14             (0.39)            --            1.14
    14.91        (30.42)      80,526          1.10             (0.03)            --            1.10
    21.61         45.33      113,028          1.23(a)          (0.37)            55%###        1.23(a)

   $15.80         33.22%    $546,537          1.37%            (0.42)%           --            1.39%(b)
    11.86        (19.43)     279,840          1.42             (0.62)            --            1.42
    14.72         (1.01)     217,963          1.39             (0.64)            --            1.39
    14.87        (30.63)     164,031          1.35             (0.28)            --            1.35
    21.62         45.01      175,859          1.48(a)          (0.62)            55%###        1.48(a)

   $15.12         32.28%    $200,270          2.12%            (1.17)%           --            2.14%(b)
    11.43        (20.01)     137,432          2.17             (1.37)            --            2.17
    14.29         (1.79)     209,503          2.14             (1.39)            --            2.14
    14.55        (31.13)     239,621          2.10             (1.03)            --            2.10
    21.31         43.90      305,607          2.23(a)          (1.37)            55%###        2.23(a)

   $15.14         32.34%    $177,599          2.12%            (1.17)%           --            2.14%(b)
    11.44        (20.06)      55,913          2.17             (1.37)            --            2.17
    14.31         (1.78)      31,886          2.14             (1.39)            --            2.14
    14.57        (31.10)      32,365          2.10             (1.03)            --            2.10
    21.34         43.93       34,785          2.23(a)          (1.37)            55%###        2.23(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
STRATEGIC GROWTH***
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 8.78        $ 0.05           $ 2.81           $ 2.86          $(0.06)
Year ended 3/31/2003#.....................    12.35          0.07            (3.59)           (3.52)          (0.05)
Year ended 3/31/2002#.....................    12.47          0.02            (0.12)           (0.10)          (0.02)
Year ended 3/31/2001......................    17.03         (0.01)           (4.51)           (4.52)          (0.01)
Year ended 3/31/2000#.....................    13.86         (0.02)            3.39             3.37              --
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 8.76        $ 0.03           $ 2.79           $ 2.82          $(0.03)
Year ended 3/31/2003#.....................    12.31          0.04            (3.56)           (3.52)          (0.03)
Year ended 3/31/2002#.....................    12.44         (0.01)           (0.11)           (0.12)          (0.01)
Year ended 3/31/2001......................    16.98         (0.04)           (4.47)           (4.51)             --
Period ended 3/31/2000**#.................    13.88         (0.03)            3.19             3.16              --
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 8.54        $(0.05)          $ 2.72           $ 2.67          $   --
Year ended 3/31/2003#.....................    12.07         (0.03)           (3.50)           (3.53)         $(0.00)##
Year ended 3/31/2002#.....................    12.29         (0.10)           (0.12)           (0.22)          (0.00)##
Year ended 3/31/2001......................    16.90         (0.14)           (4.44)           (4.58)             --
Period ended 3/31/2000**#.................    13.88         (0.10)            3.18             3.08              --
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 8.54        $(0.05)          $ 2.72           $ 2.67          $   --
Year ended 3/31/2003#.....................    12.08         (0.03)           (3.51)           (3.54)             --
Year ended 3/31/2002#.....................    12.30         (0.10)           (0.12)           (0.22)          (0.00)##
Year ended 3/31/2001......................    16.92         (0.14)           (4.45)           (4.59)             --
Period ended 3/31/2000**#.................    13.88         (0.10)            3.20             3.10              --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
STRATEGIC GROWTH***
PRIMARY A SHARES
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Year ended 3/31/2000#.....................      (0.20)
INVESTOR A SHARES
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)
INVESTOR B SHARES
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)
INVESTOR C SHARES
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)

---------------

  +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  ** Strategic Growth Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999.

 *** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Strategic Growth Master Portfolio.

  # Per share net investment income (loss) has been calculated using the monthly average shares method.

 ##  Amount represents less than $0.01 per share.

 ### Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

 (a) The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c) The reimbursement from Investment Adviser (see Note 15) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

 (d) The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Primary A Shares, 1.18% for Investor A Shares and 1.93% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS FUNDS

                                                                                                            WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                            ----------------
                                                               RATIO OF          RATIO OF                       RATIO OF
    TOTAL                                   NET ASSETS        OPERATING       NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                   END OF         EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL        PERIOD         AVERAGE NET       AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++       (000)            ASSETS            ASSETS          RATE         NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

   $(0.06)         $11.58         32.58%    $1,517,644           0.93%(c)          0.52%           --             0.96%(d)
    (0.05)           8.78        (28.55)     1,393,260           0.94              0.69            15%###         0.94
    (0.02)          12.35         (0.83)     1,230,030           0.94(a)           0.20            71             0.94(a)
    (0.04)          12.47        (26.62)     1,182,028           0.94(a)(b)       (0.09)           56             0.94(a)
    (0.20)          17.03         24.63        860,124           0.97             (0.10)           23             0.97
   $(0.03)         $11.55         32.21%    $  245,616           1.18%(c)          0.27%           --             1.21%(d)
    (0.03)           8.76        (28.61)       213,691           1.19              0.44            15%###         1.19
    (0.01)          12.31         (0.97)        26,742           1.19(a)          (0.05)           71             1.19(a)
    (0.03)          12.44        (26.62)        11,895           1.19(a)(b)       (0.34)           56             1.19(a)
    (0.06)          16.98         22.86          5,503           1.22+            (0.35)+          23             1.22+
   $   --          $11.21         31.26%    $   44,571           1.93%(c)         (0.48)%          --             1.96%(d)
    (0.00)##         8.54        (29.23)        38,972           1.94             (0.31)           15%###         1.94
    (0.00)##        12.07         (1.78)         8,358           1.94(a)          (0.80)           71             1.94(a)
    (0.03)          12.29        (27.16)         6,758           1.94(a)(b)       (1.09)           56             1.94(a)
    (0.06)          16.90         22.29          4,934           1.97+            (1.10)+          23             1.97+
   $   --          $11.21         31.26%    $   16,702           1.93%(c)         (0.48)%          --             1.96%(d)
       --            8.54        (29.30)        12,857           1.94             (0.31)           15%###         1.94
    (0.00)##        12.08         (1.78)         2,645           1.94(a)          (0.80)           71             1.94(a)
    (0.03)          12.30        (27.14)         2,137           1.94(a)(b)       (1.09)           56             1.94(a)
    (0.06)          16.92         22.36          1,706           1.97+            (1.10)+          23             1.97+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/     DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN       FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE      REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS        GAINS
                                            ------------------------------------------------------------------------------
FOCUSED EQUITIES*
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $12.81        $(0.04)          $4.21             $4.17            $   --
Year ended 3/31/2003#.....................    15.87         (0.05)          (3.01)            (3.06)               --
Year ended 3/31/2002#.....................    15.37         (0.05)           0.55              0.50                --
Year ended 3/31/2001......................    22.59         (0.01)          (7.13)            (7.14)            (0.08)
Year ended 3/31/2000#.....................    16.69         (0.01)           6.14              6.13             (0.23)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $12.70        $(0.08)          $4.17             $4.09            $   --
Year ended 3/31/2003#.....................    15.77         (0.08)          (2.99)            (3.07)               --
Year ended 3/31/2002#.....................    15.31         (0.09)           0.55              0.46                --
Year ended 3/31/2001......................    22.56         (0.06)          (7.11)            (7.17)            (0.08)
Year ended 3/31/2000#.....................    16.73         (0.03)           6.09              6.06             (0.23)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $12.25        $(0.19)          $4.02             $3.83            $   --
Year ended 3/31/2003#.....................    15.33         (0.18)          (2.90)            (3.08)               --
Year ended 3/31/2002#.....................    15.00         (0.20)           0.53              0.33                --
Year ended 3/31/2001......................    22.26         (0.20)          (6.98)            (7.18)            (0.08)
Year ended 3/31/2000#.....................    16.62         (0.09)           5.96              5.87             (0.23)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $12.29        $(0.19)          $4.03             $3.84            $   --
Year ended 3/31/2003#.....................    15.38         (0.18)          (2.91)            (3.09)               --
Year ended 3/31/2002#.....................    15.05         (0.20)           0.53              0.33                --
Year ended 3/31/2001......................    22.33         (0.20)          (7.00)            (7.20)            (0.08)
Year ended 3/31/2000#.....................    16.67         (0.08)           5.97              5.89             (0.23)

---------------

  * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Focused Equities Master Portfolio.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Primary A Shares, 1.34% for Investor A Shares and 2.09% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS FUNDS

                                                                                            WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                            ----------------
                                               RATIO OF          RATIO OF                       RATIO OF
                            NET ASSETS        OPERATING       NET INVESTMENT                   OPERATING
  NET ASSET                   END OF         EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL        PERIOD         AVERAGE NET       AVERAGE NET      TURNOVER        AVERAGE
END OF PERIOD   RETURN++       (000)            ASSETS            ASSETS          RATE         NET ASSETS
------------------------------------------------------------------------------------------------------------

   $16.98         32.55%    $  701,306           1.09%            (0.24)%          --             1.12%(b)
    12.81        (19.28)       384,706           1.12             (0.35)           --             1.12
    15.87          3.25        346,435           1.11             (0.33)           --             1.11
    15.37        (31.67)       354,798           1.09             (0.05)           --             1.09
    22.59         37.13        326,745           1.16(a)          (0.35)        53%###            1.16(a)
   $16.79         32.20%    $1,030,985           1.34%            (0.49)%          --             1.37%(b)
    12.70        (19.47)       537,958           1.37             (0.60)           --             1.37
    15.77          3.00        507,590           1.36             (0.58)           --             1.36
    15.31        (31.80)       491,437           1.34             (0.30)           --             1.34
    22.56         36.62        690,166           1.41(a)          (0.60)        53%###            1.41(a)
   $16.08         31.27%    $  576,884           2.09%            (1.24)%          --             2.12%(b)
    12.25        (20.09)       462,082           2.12             (1.35)           --             2.12
    15.33          2.20        679,688           2.11             (1.33)           --             2.11
    15.00        (32.32)       741,285           2.09             (1.05)           --             2.09
    22.26         35.71      1,003,840           2.16(a)          (1.35)        53%###            2.16(a)
   $16.13         31.24%    $  342,885           2.09%            (1.24)%          --             2.12%(b)
    12.29        (20.09)       175,032           2.12             (1.35)           --             2.12
    15.38          2.19        188,842           2.11             (1.33)           --             2.11
    15.05        (32.31)       203,642           2.09             (1.05)           --             2.09
    22.33         35.72        247,509           2.16(a)          (1.35)        53%###            2.16(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
MIDCAP GROWTH
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 8.66        $(0.05)          $ 3.13           $ 3.08           $   --
Year ended 3/31/2003#.....................    13.21         (0.04)           (4.51)           (4.55)              --
Year ended 3/31/2002#.....................    14.63         (0.05)           (1.37)           (1.42)              --
Year ended 3/31/2001......................    22.41         (0.03)           (4.02)           (4.05)           (3.73)
Year ended 3/31/2000#.....................    13.31         (0.07)            9.81             9.74            (0.64)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 8.33        $(0.07)          $ 3.00           $ 2.93           $   --
Year ended 3/31/2003#.....................    12.73         (0.07)           (4.33)           (4.40)              --
Year ended 3/31/2002#.....................    14.14         (0.09)           (1.32)           (1.41)              --
Year ended 3/31/2001......................    21.87         (0.09)           (3.91)           (4.00)           (3.73)
Year ended 3/31/2000#.....................    13.04         (0.12)            9.59             9.47            (0.64)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 7.46        $(0.13)          $ 2.69           $ 2.56           $   --
Year ended 3/31/2003#.....................    11.51         (0.12)           (3.93)           (4.05)              --
Year ended 3/31/2002#.....................    12.87         (0.17)           (1.19)           (1.36)              --
Year ended 3/31/2001......................    20.38         (0.19)           (3.59)           (3.78)           (3.73)
Year ended 3/31/2000#.....................    12.28         (0.22)            8.96             8.74            (0.64)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 7.51        $(0.13)          $ 2.70           $ 2.57           $   --
Year ended 3/31/2003#.....................    11.57         (0.12)           (3.94)           (4.06)              --
Year ended 3/31/2002#.....................    12.95         (0.17)           (1.21)           (1.38)              --
Year ended 3/31/2001......................    20.47         (0.17)           (3.62)           (3.79)           (3.73)
Year ended 3/31/2000#.....................    12.33         (0.22)            9.00             8.78            (0.64)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS FUNDS

                                                                                        WITHOUT WAIVERS
                                                                                         AND/OR EXPENSE
                                                                                         REIMBURSEMENTS
                                                                                        ----------------
                                           RATIO OF          RATIO OF                       RATIO OF
NET ASSET               NET ASSETS        OPERATING       NET INVESTMENT                   OPERATING
  VALUE                   END OF         EXPENSES TO      INCOME/(LOSS)     PORTFOLIO     EXPENSES TO
 END OF      TOTAL        PERIOD         AVERAGE NET        TO AVERAGE      TURNOVER        AVERAGE
 PERIOD     RETURN++       (000)            ASSETS          NET ASSETS        RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------

 $11.74       35.57%     $461,304           0.96%(a)(b)       (0.46)%          65%            0.96%(a)
   8.66      (34.44)      402,987            0.97(a)(b)       (0.45)           58             0.97(a)
  13.21       (9.71)      547,514            0.97(a)(b)       (0.39)           39             0.97(a)
  14.63      (20.67)      388,152            0.98(a)          (0.27)           39             0.98(a)
  22.41       75.34       281,951            1.00(a)(b)       (0.45)           46             1.00(a)
 $11.26       35.17%     $ 22,673           1.21%(a)(b)       (0.71)%          65%            1.21%(a)
   8.33      (34.56)       18,120            1.22(a)(b)       (0.70)           58             1.22(a)
  12.73       (9.97)       32,138            1.22(a)(b)       (0.64)           39             1.22(a)
  14.14      (20.98)       16,536            1.23(a)          (0.52)           39             1.23(a)
  21.87       74.82        22,741            1.25(a)(b)       (0.70)           46             1.25(a)
 $10.02       34.32%     $ 26,662           1.96%(a)(b)       (1.46)%          65%            1.96%(a)
   7.46      (35.19)       21,990            1.97(a)(b)       (1.45)           58             1.97(a)
  11.51      (10.57)       45,368            1.97(a)(b)       (1.39)           39             1.97(a)
  12.87      (21.51)       44,261            1.98(a)          (1.27)           39             1.98(a)
  20.38       73.47        49,606            2.00(a)(b)       (1.45)           46             2.00(a)
 $10.08       34.22%     $  1,816           1.96%(a)(b)       (1.46)%          65%            1.96%(a)
   7.51      (35.09)        1,709            1.97(a)(b)       (1.45)           58             1.97(a)
  11.57      (10.66)        3,024            1.97(a)(b)       (1.39)           39             1.97(a)
  12.95      (21.46)        3,248            1.98(a)          (1.27)           39             1.98(a)
  20.47       73.50         2,628            2.00(a)(b)       (1.45)           46             2.00(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    NET ASSET
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      VALUE
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE    END OF
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS    PERIOD
                                            ------------------------------------------------------------------------
21ST CENTURY
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 6.24        $(0.03)          $ 3.59           $ 3.56          $9.80
Year ended 3/31/2003#.....................     7.10         (0.05)           (0.81)           (0.86)          6.24
Year ended 3/31/2002#.....................     6.99         (0.05)            0.16             0.11           7.10
Period ended 3/31/2001*...................    10.00         (0.03)           (2.98)           (3.01)          6.99
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 6.19        $(0.05)          $ 3.56           $ 3.51          $9.70
Year ended 3/31/2003#.....................     7.06         (0.07)           (0.80)           (0.87)          6.19
Year ended 3/31/2002#.....................     6.97         (0.07)            0.16             0.09           7.06
Period ended 3/31/2001*...................    10.00         (0.06)           (2.97)           (3.03)          6.97
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 6.05        $(0.13)          $ 3.50           $ 3.37          $9.42
Year ended 3/31/2003#.....................     6.96         (0.12)           (0.79)           (0.91)          6.05
Year ended 3/31/2002#.....................     6.92         (0.12)            0.16             0.04           6.96
Period ended 3/31/2001*...................    10.00         (0.11)           (2.97)           (3.08)          6.92
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 6.05        $(0.13)          $ 3.50           $ 3.37          $9.42
Year ended 3/31/2003#.....................     6.96         (0.12)           (0.79)           (0.91)          6.05
Year ended 3/31/2002#.....................     6.92         (0.12)            0.16             0.04           6.96
Period ended 3/31/2001*...................    10.00         (0.11)           (2.97)           (3.08)          6.92

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * 21st Century Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 10, 2000.

 ** Reflects overall Fund ratios for investment income.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS FUNDS

                                                                   WITHOUT WAIVERS
                                                                   AND/OR EXPENSE
                                                                   REIMBURSEMENTS
                                                                   ---------------
                         RATIO OF      RATIO OF NET                   RATIO OF
           NET ASSETS    OPERATING      INVESTMENT                    OPERATING
             END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
 TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------

  57.05%    $37,027     1.24%(a)(b)       (0.34)%         204%        1.24%(a)
 (12.11)      3,543     1.45(a)(b)        (0.81)          308         1.46(a)
   1.57       3,356     1.37(a)           (0.72)          419         1.37(a)
 (30.10)      5,686     1.35+             (0.41)+         426         1.35+

  56.70%    $48,630     1.49%(a)(b)       (0.59)%**       204%        1.49%(a)
 (12.32)     10,853     1.70(a)(b)        (1.06)          308         1.71(a)
   1.29      14,741     1.62(a)           (0.97)          419         1.62(a)
 (30.30)     19,644     1.60+             (0.66)+         426         1.60+

  55.70%    $48,277     2.24%(a)(b)       (1.34)%**       204%        2.24%(a)
 (13.07)     29,562     2.45(a)(b)        (1.81)          308         2.46(a)
   0.58      43,187     2.37(a)           (1.72)          419         2.37(a)
 (30.80)     50,404     2.35+             (1.41)+         426         2.35+

  55.70%    $14,700     2.24%(a)(b)       (1.34)%**       204%        2.24%(a)
 (13.07)      3,517     2.45(a)(b)        (1.81)          308         2.46(a)
   0.58       4,660     2.37(a)           (1.72)          419         2.37(a)
 (30.80)      6,557     2.35+             (1.41)+         426         2.35+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
SMALL COMPANY***
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $10.14        $(0.10)          $ 5.31           $ 5.21           $   --
Year ended 3/31/2003#.....................    15.07         (0.07)           (4.86)           (4.93)              --
Year ended 3/31/2002#.....................    13.69         (0.07)            1.45             1.38               --
Year ended 3/31/2001......................    22.66         (0.10)           (6.67)           (6.77)           (2.20)
Year ended 3/31/2000#.....................    11.50         (0.10)           11.29            11.19            (0.03)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 9.96        $(0.13)          $ 5.21           $ 5.08           $   --
Year ended 3/31/2003#.....................    14.84         (0.10)           (4.78)           (4.88)              --
Year ended 3/31/2002#.....................    13.52         (0.10)            1.42             1.32               --
Year ended 3/31/2001......................    22.44         (0.14)           (6.58)           (6.72)           (2.20)
Year ended 3/31/2000#.....................    11.43         (0.15)           11.19            11.04            (0.03)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 9.49        $(0.22)          $ 4.95           $ 4.73           $   --
Year ended 3/31/2003#.....................    14.25         (0.18)           (4.58)           (4.76)              --
Year ended 3/31/2002#.....................    13.08         (0.20)            1.37             1.17               --
Year ended 3/31/2001......................    21.94         (0.23)           (6.43)           (6.66)           (2.20)
Year ended 3/31/2000#.....................    11.23         (0.25)           10.99            10.74            (0.03)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 9.62        $(0.22)          $ 5.02           $ 4.80           $   --
Year ended 3/31/2003#.....................    14.45         (0.18)           (4.65)           (4.83)              --
Year ended 3/31/2002#.....................    13.26         (0.20)            1.39             1.19               --
Year ended 3/31/2001......................    22.21         (0.25)           (6.50)           (6.75)           (2.20)
Year ended 3/31/2000#.....................    11.38         (0.23)           11.09            10.86            (0.03)

---------------

 ***The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Small Company Master Portfolio.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

### Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c)The reimbursement from Investment Adviser (see Note 15) is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 1.15% for Primary A Shares, 1.40% for Investor A Shares and 2.15% each for Investor B and C Shares.

 (d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.22% for Primary A Shares, 1.47% for Investor A Shares and 2.22% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS FUNDS

                                                                                 WITHOUT WAIVERS
                                                                                 AND/OR EXPENSE
                                                                                 REIMBURSEMENTS
                                                                                 ---------------
                                        RATIO OF     RATIO OF NET                   RATIO OF
NET ASSET               NET ASSETS      OPERATING     INVESTMENT                    OPERATING
  VALUE                   END OF       EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
 END OF      TOTAL        PERIOD       AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN++       (000)         ASSETS       NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------

 $15.35       51.38%     $509,419      1.13%(b)(c)      (0.75)%          40%###      1.25%(d)
  10.14      (32.71)      410,198      1.15(a)(b)       (0.61)           44          1.23(a)
  15.07       10.08       572,820      1.15(a)(b)       (0.48)           35          1.21(a)
  13.69      (31.86)      477,246      1.15(a)(b)       (0.52)           48          1.20(a)
  22.66       97.46       647,825      1.13(a)(b)       (0.65)           63          1.22(a)

 $15.04       51.00%     $212,854      1.38%(b)(c)      (1.00)%          40%###      1.50%(d)
   9.96      (32.88)      128,620      1.40(a)(b)       (0.86)           44          1.48(a)
  14.84        9.76       157,759      1.40(a)(b)       (0.73)           35          1.46(a)
  13.52      (31.96)      146,457      1.40(a)(b)       (0.77)           48          1.45(a)
  22.44       96.91       245,425      1.38(a)(b)       (0.90)           63          1.47(a)

 $14.22       49.84%     $ 19,367      2.13%(b)(c)      (1.75)%          40%###      2.25%(d)
   9.49      (33.40)       12,567      2.15(a)(b)       (1.61)           44          2.23(a)
  14.25        8.94        17,484      2.15(a)(b)       (1.48)           35          2.21(a)
  13.08      (32.45)       11,744      2.15(a)(b)       (1.52)           48          2.20(a)
  21.94       95.79        13,839      2.13(a)(b)       (1.65)           63          2.22(a)

 $14.42       49.90%     $  5,454      2.13%(b)(c)      (1.75)%          40%###      2.25%(d)
   9.62      (33.43)        3,644      2.15(a)(b)       (1.61)           44          2.23(a)
  14.45        8.97         3,871      2.15(a)(b)       (1.48)           35          2.21(a)
  13.26      (32.46)        2,813      2.15(a)(b)       (1.52)           48          2.20(a)
  22.21       95.76         3,588      2.13(a)(b)       (1.65)           63          2.22(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to certain domestic stock portfolios of Funds
Trust: Convertible Securities Fund, Asset Allocation Fund, Value Fund, MidCap Value Fund, SmallCap Value Fund, Growth Fund, Strategic Growth Fund, Focused Equities Fund, MidCap Growth Fund, 21st Century Fund and Small Company Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Growth Fund, Strategic Growth Fund, Focused Equities Fund and Small Company Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Growth Master Portfolio, Strategic Growth Master Portfolio, Focused Equities Master Portfolio and Small Company Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (95.7% for Growth Master Portfolio, 98.7% for Strategic Growth Master Portfolio, 98.1% for Focused Equities Master Portfolio and 97.2% for Small Company Master Portfolio at March 31, 2004). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

SmallCap Value Fund and 21st Century Fund operate in a master-feeder structure. The Funds seek to achieve their investment objectives by investing substantially all of their assets in SmallCap Value Master Portfolio and 21st Century Master Portfolio of the Master Trust, which has the same investment objective as their corresponding Feeder Fund. Because the value of each Funds' investment in the SmallCap Value Master Portfolio and 21st Century Master Portfolio as of and for the year ended March 31, 2004 represented substantially all of the beneficial interests in the SmallCap Value Master Portfolio and 21st Century Master Portfolio, the financial statements for the SmallCap Value Fund and 21st Century Fund reflect the consolidation of the SmallCap Value Master Portfolio and 21st Century Master Portfolio. Separate financial statements for the SmallCap Value Master Portfolio and 21st Century Master Portfolio have not been prepared and references in this report to SmallCap Value Fund and 21st Century Fund should be read to include references to the corresponding Master Portfolios.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Certain securities may be valued using prices provided

NATIONS FUNDS
by a pricing service or based upon broker-dealer quotations. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Funds' investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying

NATIONS FUNDS
security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in net realized gains/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of ) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the Asset Allocation Fund has reclassified periodic payments made under interest rate swap agreements, previously included

NATIONS FUNDS
within interest income, as a component of realized gain/(loss) in the Statements of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statements of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification decreased net investment income and increased net realized gains by $58,162 and $53,221 for the years ended March 31, 2004 and March 31, 2003, respectively, but had no effect on the Fund's net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period. Financial highlight reclassifications appear as follows:

                                          NET INVESTMENT      NET INVESTMENT     NET INVESTMENT    NET INVESTMENT
                                         INCOME PER SHARE    INCOME PER SHARE     INCOME RATIO      INCOME RATIO
                                            (PREVIOUS)          (REVISED)          (PREVIOUS)        (REVISED)
                                         ------------------------------------------------------------------------
Year ended 3/31/04
Primary A..............................       $0.30               $0.29               1.60%             1.58%
Investor A.............................        0.26                0.25               1.35              1.33
Investor B.............................        0.11                0.11               0.60              0.58
Investor C.............................        0.11                0.11               0.60              0.58
Year ended 3/31/03
Primary A..............................       $0.32               $0.32               1.85%             1.83%
Investor A.............................        0.29                0.29               1.60              1.58
Investor B.............................        0.15                0.15               0.85              0.83
Investor C.............................        0.15                0.15               0.85              0.83

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar Rolls: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. Asset Allocation Fund had dollar rolls outstanding as of March 31, 2004, which are included in Payable for investment securities purchased on its Statement of net assets. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll purchase commitments.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of

NATIONS FUNDS
discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter by the Convertible Securities, Asset Allocation, Value and MidCap Value Funds. SmallCap Value, Growth, Strategic Growth, Focused Equities, MidCap Growth, 21st Century and Small Company Funds declare and pay distributions annually. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust and Master Trust have entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Fund and Master Portfolio:

                                                                ANNUAL RATE
                                                                ------------
Asset Allocation............................................       0.60%
Convertible Securities, Value, MidCap Value, MidCap
  Growth....................................................       0.65%
21st Century................................................       0.75%
SmallCap Value, Small Company*..............................       0.90%

---------------

 *Prior to Master/Feeder conversion.

Prior to January 1, 2004, under the terms of the Investment Advisory Agreement, BACAP was entitled to receive an advisory fee, calculated daily and payable monthly, of 0.65% of Asset Allocation Fund's average daily net assets and 0.75% of MidCap Value Fund's average daily net assets.

The Growth, Strategic Growth, Focused Equities and Small Company Feeder Funds indirectly pay for investment advisory and sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

NATIONS FUNDS

Master Trust has, on behalf of the 21st Century Fund, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of the Fund's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of the average daily net assets of all Funds except for Asset Allocation Fund which pays a monthly fee at the maximum annual rate of 0.22% of its average daily net assets and Strategic Growth and Small Company Funds, which pay a monthly fee at the maximum annual rate of 0.18% of their average daily net assets and Growth and Focused Equities Funds, which pay a monthly fee at the maximum annual rate of 0.13% of their average daily net assets. Prior to November 1, 2003 and January 1, 2004, under the administration agreement, BACAP Distributors was entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of Small Company and Asset Allocation Funds' average daily net assets, respectively. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned 0.13% (annualized) of the Funds' average daily net assets (net of waivers and sub-administration fees) for its administration services.

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. For the period January 1, 2004 through March 31, 2004 and until July 31, 2004, BACAP has agreed to waive its advisory fees for the Funds set forth below (as a percentage of the Funds' average daily net assets):

                                                              ANNUAL
FUND                                                           RATE
--------------------------------------------------------------------
Asset Allocation............................................   0.10%
Value.......................................................   0.05%

BACAP Distributors may, from time to time, reduce its fees payable by each Fund. For the period January 1, 2004 through March 31, 2004 and until July 31, 2004, BACAP Distributors has agreed to waive 0.10% of its administration fee for the Value Fund as a percentage of the Funds' average daily net assets.

In addition, during the year ended March 31, 2004 and until July 31, 2004, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

                                                              ANNUAL
FUND                                                           RATE
--------------------------------------------------------------------
MidCap Value................................................   1.25%
SmallCap Value..............................................   1.30%
Small Company...............................................   1.15%

BACAP and/or BACAP Distributors is entitled to recover from MidCap Value Fund, SmallCap Value Fund and Small Company Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2004, the amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                           POTENTIAL AMOUNT TO       POTENTIAL AMOUNT TO       AMOUNT RECOVERED
                                                          RECOVER WITHIN 3 YEARS    RECOVER WITHIN 2 YEARS    DURING PERIOD ENDED
FUND                                                          AS OF 3/31/04             AS OF 3/31/04               3/31/04
---------------------------------------------------------------------------------------------------------------------------------
MidCap Value............................................         $     --                  $     --                   $--
SmallCap Value..........................................           60,263                   117,740                    --
Small Company...........................................          531,292                   405,127                    --

NATIONS FUNDS

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2004, expenses of the Funds were reduced by $11,380 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Funds. For the year ended March 31, 2004, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                                SUB-TRANSFER AGENT FEE
FUND                                                                    (000)
--------------------------------------------------------------------------------------
Convertible Securities......................................             $25
Asset Allocation............................................              --*
Value.......................................................              18
MidCap Value................................................              12
SmallCap Value..............................................              15
Growth......................................................               7
Strategic Growth............................................              48
Focused Equities............................................              10
MidCap Growth...............................................              14
21st Century................................................               1
Small Company...............................................               3

---------------

 *Amount represents less than $500.

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2004, the Funds were informed that the distributor received the following:

                                                                FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                  SALES CHARGE
                                                                  (000)                        (000)
                                                              -------------    --------------------------------------
FUND                                                           INVESTOR A      INVESTOR A    INVESTOR B    INVESTOR C
---------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................     $1,096           $17          $  259         $ 13
Asset Allocation............................................         45             6              67           --*
Value.......................................................        112             1              92           54
MidCap Value................................................         23             1               5           --*
SmallCap Value..............................................         17            --               1           --*
Growth......................................................        608             1             298           10
Strategic Growth............................................        107            10              78            1
Focused Equities............................................      1,100            28           1,036           26
MidCap Growth...............................................         35             1              43           --*
21st Century................................................        259             3              88           --*
Small Company...............................................         83             1              32            1

---------------

 *Amount represents less than $500.

NATIONS FUNDS

For the year ended March 31, 2004, the following Funds paid brokerage commissions to certain affiliates of BACAP in connection with the execution of various portfolio transactions:

FUND                                                            COMMISSIONS
---------------------------------------------------------------------------
Convertible Securities......................................     $ 76,007
Asset Allocation............................................       35,106
Value.......................................................      195,110
MidCap Value................................................      131,180
SmallCap Value..............................................       69,620
MidCap Growth...............................................       82,026
Small Company...............................................       44,953

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Fund's Statement of net assets.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds." BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
Convertible Securities...................................         $18                        $ 9
Asset Allocation.........................................          23                         12
Value....................................................          20                         11
MidCap Value.............................................          10                          5
SmallCap Value...........................................           4                          2
MidCap Growth............................................          15                          8
21st Century.............................................           3                          2

Asset Allocation Fund has invested in the High Yield Portfolio, a portfolio of the Master Investment Trust. The income earned by the Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds."

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of

NATIONS FUNDS
average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2004, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT    PLAN
                                                               RATE      LIMIT
                                                              ----------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................   0.25%     0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%     0.25%
Investor B and Investor C Distribution Plans................   0.75%     0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES       SALES
                                                                (000)         (000)
                                                              ------------------------
Convertible Securities......................................  $1,545,497    $1,213,398
Asset Allocation............................................      94,238       133,572
Value.......................................................     840,191       726,856
MidCap Value................................................     386,300       326,041
SmallCap Value..............................................     163,691       130,959
MidCap Growth...............................................     322,907       388,217
21st Century................................................     254,945       191,985
Small Company*..............................................     259,963       265,869

---------------

 *Prior to conversion to a master-feeder structure.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Asset Allocation............................................  $297,556     $299,189

5.  FUTURES CONTRACTS

At March 31, 2004, the Asset Allocation Fund had the following futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2004 (a).............................................      23            $2,576              $ 2,623             $ 47
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2004 (a).............................................      28             3,144                3,180               36
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2004 (a).............................................     (24)           (2,747)              (2,770)             (23)
                                                                                                                        ----
  Total net unrealized appreciation.........................                                                            $ 60
                                                                                                                        ====

---------------

(a)Securities have been segregated as collateral for open futures contracts.

NATIONS FUNDS

6.  WRITTEN OPTIONS

Written options for the Asset Allocation Fund for the year ended March 31, 2004 aggregated the following:

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS     (000)
-----------------------------------------------------------------------------------
Outstanding at March 31, 2003...............................       4        $  27
Contracts opened............................................      40          223
Contracts closed............................................     (15)         (80)
Options expired.............................................     (29)        (170)
                                                                 ---        -----
Outstanding at March 31, 2004...............................      --        $  --
                                                                 ===        =====

7.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2004, the 21st Century Fund had the following forward foreign currency contracts outstanding:

                                                                VALUE OF          VALUE OF                           UNREALIZED
                                                                CONTRACT          CONTRACT       MARKET VALUE      APPRECIATION/
                                                              WHEN OPENED       WHEN OPENED       OF CONTRACT      (DEPRECIATION)
                                          LOCAL             (LOCAL CURRENCY)    (US DOLLARS)     (US DOLLARS)       (US DOLLARS)
DESCRIPTION                              CURRENCY                (000)             (000)             (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
21ST CENTURY FUND:
CONTRACTS TO BUY
Expiring June 16, 2004..........  British Pound Sterling          1,088           $  1,984         $  1,986            $   2
Expiring June 16, 2004..........  British Pound Sterling            863              1,558            1,587               29
                                                                                                                       -----
  Net unrealized appreciation...                                                                                          31
                                                                                                                       -----
CONTRACTS TO SELL:
Expiring June 16, 2004..........  Euro                           (3,375)            (4,125)          (4,140)             (15)
Expiring June 16, 2004..........  British Pound Sterling         (8,213)           (14,679)         (14,990)            (311)
Expiring April 1, 2004..........  British Pound Sterling           (902)            (1,638)          (1,658)             (20)
                                                                                                                       -----
  Net unrealized depreciation...                                                                                        (346)
                                                                                                                       -----
Total net unrealized
  depreciation..................                                                                                       $(315)
                                                                                                                       =====

NATIONS FUNDS

8.  SWAP CONTRACTS

At March 31, 2004, Asset Allocation Fund had the following swap contracts outstanding:

                                                                                                                  UNREALIZED
                                                    NOTIONAL                                  PAYMENTS          APPRECIATION/
                                                     AMOUNT       PAYMENTS MADE BY          RECEIVED BY         (DEPRECIATION)
DESCRIPTION                                          (000)            THE FUND                THE FUND              (000)
------------------------------------------------------------------------------------------------------------------------------

                                                                    Lehman CMBS
                                                                     Aaa Index
                                                                (Prior floating rate
Contract with Morgan Stanley, effective March 31,                  minus current            Lehman CMBS
  2004, expiring                                                   floating rate)         Aaa Index Spread
  June 30, 2004(a)................................  $ 1,800           x factor                + 0.55%                $--


                                                                    Lehman CMBS
                                                                     Aaa Index
                                                                (Prior floating rate
                                                                   minus current            Lehman CMBS
Contract with Morgan Stanley, effective March 12,                  floating rate)         Aaa Index Spread
  2004, expiring June 30, 2004(a).................    1,550           x factor                + 0.64%                 (2)

                                                                                                                     ---

Total unrealized depreciation.....................                                                                   $(2)
                                                                                                                     ===

---------------

(a)Fair value.

9.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
  $0 -- $249,999                                               Nine years
  $250,000 -- $499,999                                         Six years
  $500,000 -- $999,999                                         Five years
-- before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

10.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

NATIONS FUNDS

The Funds had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT        AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
---------------------------------------------------------------------------------------
Convertible Securities......................................     $1,673         1.56%
Asset Allocation............................................          4         1.50
Value.......................................................         21         1.54
MidCap Growth...............................................         28         1.58
21st Century................................................          1         1.51
Small Company**.............................................         46         1.52

---------------

 * The average amount outstanding was calculated based on daily balances in the period.

 **Results represent amounts prior to master-feeder structure.

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2004, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
Convertible Securities......................................      $295,460           $301,537
Asset Allocation............................................         1,124              1,149
Value.......................................................        30,062             30,829
SmallCap Value..............................................        10,163             10,157
MidCap Growth...............................................        10,070             10,468
21st Century................................................        10,269             10,612

NATIONS FUNDS

12.  INCOME TAXES

Information on the tax components of capital as of March 31, 2004 is as follows:

                                                                                                    NET TAX
                                                                                                   UNREALIZED
                                                                                                 APPRECIATION/
                                                                                                 (DEPRECIATION)
                                                                                   NET TAX       ON DERIVATIVES   UNDISTRIBUTED
                                      COST OF                                     UNREALIZED      AND FOREIGN        ORDINARY
                                    INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND       INCOME/
                                      FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER       (ACCUMULATED
                                     PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS       ASSETS       ORDINARY LOSS)
FUND                                   (000)         (000)          (000)           (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
Convertible Securities............  $1,694,927      $191,171       $(12,627)       $178,544           $--           $   1,602
Asset Allocation..................     180,155        34,450         (1,080)         33,370            (1)                106
Value.............................   1,270,015       224,447        (20,482)        203,965            --               1,166
MidCap Value......................     411,432        96,576         (4,174)         92,402            --              15,680
SmallCap Value....................     136,094        32,538           (906)         31,632            --               7,814
Growth............................         N/A*          N/A*           N/A*        242,190             4            (204,081)
Strategic Growth..................         N/A*          N/A*           N/A*        211,359            --               2,717
Focused Equities..................         N/A*          N/A*           N/A*        474,127             8              (1,217)
MidCap Growth.....................     404,721       133,275        (13,429)        119,846            --                  --
21st Century......................     139,904        23,383           (691)         22,692            15                (339)
Small Company.....................         N/A*          N/A*           N/A*        192,875            --                  --


                                    UNDISTRIBUTED
                                      LONG-TERM
                                       GAINS/
                                    (ACCUMULATED
                                    CAPITAL LOSS)
FUND                                    (000)
----------------------------------  -------------
Convertible Securities............    $ (10,028)
Asset Allocation..................      (45,992)
Value.............................      (58,782)
MidCap Value......................        3,609
SmallCap Value....................        3,665
Growth............................     (204,081)
Strategic Growth..................     (553,397)
Focused Equities..................     (532,723)
MidCap Growth.....................     (232,082)
21st Century......................      (23,883)
Small Company.....................      (92,452)

---------------

 *See corresponding Master Portfolio for tax basis information.

At March 31, 2004, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                        EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
                                           2008           2009           2010           2011           2012
FUND                                       (000)          (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------
Convertible Securities................    $   --        $     --       $     --       $ 10,028        $    --
Asset Allocation......................        --              --         16,103         18,585         11,287
Value.................................        --              --          2,492*        51,361*         4,929
Growth................................     5,918*         13,630*       122,629*        61,904             --
Strategic Growth......................        --         110,199*       117,796        227,643         95,640
Focused Equities......................        --          11,303        375,725        145,695             --
MidCap Growth.........................        --              --         24,893        142,174         65,015
21st Century..........................        --              --         22,083          1,800             --
Small Company.........................        --              --         38,429         48,702          5,321

---------------

 *Utilization of these losses in future years may be limited under Federal tax laws.

During the year ended March 31, 2004, the following Funds utilized capital losses as follows:

                                                              CAPITAL LOSSES
                                                                 UTILIZED
FUND                                                              (000)
----------------------------------------------------------------------------
Convertible Securities......................................     $ 94,182
MidCap Value................................................       13,202
SmallCap Value..............................................        3,034
Growth......................................................       40,374
Focused Equities............................................      101,306
21st Century................................................       14,911

NATIONS FUNDS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2004, the following Funds elected to defer losses occurring between November 1, 2003 and March 31, 2004 under these rules, as follows:

                                                         CAPITAL LOSSES   CURRENCY LOSSES
                                                            DEFERRED         DEFERRED
FUND                                                         (000)             (000)
-----------------------------------------------------------------------------------------
Growth.................................................      $   --           $  213
Focused Equities.......................................          --            1,217
21st Century...........................................          --              339
Strategic Growth.......................................       2,119               --

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2005.

The tax composition of distributions were as follows:

                                                                       3/31/04                      3/31/03
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                               INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................  $38,897         $ --         $28,509        $    --
Asset Allocation............................................    2,626           --           4,338             --
Value.......................................................   13,463           --           6,870         10,104
MidCap Value................................................    4,430           --           2,074             --
SmallCap Value..............................................    1,008          544             149             --
Growth......................................................       --           --              --             --
Strategic Growth............................................    8,928           --           8,313             --
Focused Equities............................................       --           --              --             --
MidCap Growth...............................................       --           --              --             --
21st Century................................................       --           --              --             --
Small Company...............................................       --           --              --             --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to REIT adjustments, distribution reclassifications, net operating losses and foreign currency gains and losses, remedial allocations of capital gain and loss on feeder funds and adjustments due to mergers.

                                                                                   ACCUMULATED NET
                                                                                       REALIZED
                                                                UNDISTRIBUTED       GAIN/(LOSS) ON
                                                              INVESTMENT INCOME    INVESTMENTS SOLD    PAID-IN CAPITAL
FUND                                                                (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................       $  (187)            $    187           $     --
Asset Allocation............................................            58                  (58)                --
Value.......................................................          (754)             (14,049)            14,803
MidCap Value................................................          (179)                 179                 --
SmallCap Value..............................................           221                 (221)                --
Growth......................................................         5,386              (68,526)            63,140
Strategic Growth............................................            --                   55                (55)
Focused Equities............................................        14,281                3,455            (17,736)
MidCap Growth...............................................         2,692                   --             (2,692)
21st Century................................................           960                   80             (1,040)
Small Company...............................................         5,942                 (735)            (5,207)

13.  REORGANIZATIONS

FUND REORGANIZATION

On May 10, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and assumed the liabilities of certain Nations Domestic Stock Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the

NATIONS FUNDS

Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                     TOTAL NET ASSETS         ACQUIRED FUND
                                              TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   UNREALIZED APPRECIATION
                                              OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION        (DEPRECIATION)
ACQUIRING FUND            ACQUIRED FUND            (000)               (000)               (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------------
Convertible           Equity Income               $105,548          $  679,809          $  785,357               $ 1,440
  Securities
Strategic Growth      Blue Chip                    566,410           1,174,477           1,740,887                37,555
Capital Growth        Aggressive Growth             29,534             320,757             350,291                  (583)

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Fund Trust, except Convertible Securities of Nations Reserves listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Nations Funds Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
Convertible Securities                         Convertible Securities
Strategic Growth                               Strategic Growth
Capital Growth                                 Capital Growth
MidCap Growth                                  MidCap Growth

On May 17, 2002, Value, of Nations Fund Trust and Small Company, of Nations Fund, Inc. (each a "Fund") reorganized into a newly created successor fund of Nations Funds Trust, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
Value                                          Value
Small Company                                  Small Company

NATIONS FUNDS

CONVERSION OF COMMON TRUST FUNDS

On July 19, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the net assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized depreciation as of the conversion date were as follows:

                                                                                                TOTAL NET ASSETS    ACQUIRED FUND
                                                         TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED
                                                         OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    DEPRECIATION
ACQUIRING FUND                   ACQUIRED FUND                (000)               (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Convertible Securities   Bank of America                     $ 11,664          $  714,493          $  726,157         $   (705)
                         Equity Income Fund
Convertible Securities   Bank of America                       79,598             714,493             794,091           (6,595)
                         Equity & Convertible Fund
Value                    Bank of America                        4,521             504,398             508,919             (905)
                         Equity Value Fund
Strategic Growth         Bank of America                      429,632           1,400,063           1,829,695          (52,377)
                         Equity Fund
Strategic Growth         Bank of America                      156,270           1,400,063           1,556,333           (6,141)
                         Charitable Equity Fund
Capital Growth           Bank of America                        7,660             263,648             271,308             (645)
                         Equity Growth Fund
MidCap Growth            Bank of America                      139,116             419,239             558,355              (15)
                         Equity MidCap Fund
Small Company            Bank of America                       27,839             533,701             561,540           (8,949)
                         SmallCap Equity Fund

FUND REORGANIZATION

On July 18, 2003, Value Fund ("Acquiring Fund"), acquired the assets and assumed the liabilities of Classic Value Fund and LargeCap Value Fund (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                               ACQUIRED FUND
                                                                                           TOTAL NET ASSETS      UNREALIZED
                                                    TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   APPRECIATION/
                                                    OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   (DEPRECIATION)
ACQUIRING FUND                ACQUIRED FUND              (000)               (000)               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
Value                    Classic Value                  $367,675           $675,324           $1,042,999          $(50,233)
Value                    LargeCap Value                  109,570            675,324              784,894             7,896

FUND REORGANIZATION

On January 23, 2004, Growth Fund ("Acquiring Fund"), acquired the assets and assumed the liabilities of Capital Growth Fund ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/ (depreciation) as of the reorganization date were as follows:

                                                                                                               ACQUIRED FUND
                                                                                           TOTAL NET ASSETS      UNREALIZED
                                                    TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   APPRECIATION/
                                                    OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   (DEPRECIATION)
ACQUIRING FUND                ACQUIRED FUND              (000)               (000)               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
Growth                   Capital Growth                 $160,790          $1,083,815          $1,244,605          $41,595

NATIONS FUNDS

14.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including certain Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

For the fiscal year ended March 31, 2004, Bank of America Corporation has assumed $5.8 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to 19 Funds based on their respective average nets assets for the year ended March 31, 2004. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, the Funds were reimbursed fees to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to a market timing agreement during the indicated periods as follows: Nations Convertible Securities Fund (May 2001 through July
2003) -- $44,200; Nations Value Fund (May 2003 through July 2003) -- $3,100;
Nations Strategic Growth Fund (April 2003 through July 2003) -- $4,250; and Nations Small Company Fund (May 2001 through July 2003) -- $130,000. These amounts are reflected as "Reimbursement from Investment Advisor" on each impacted Fund's Statement of operations and are also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursements described in the preceding paragraphs reflect only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and do not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over

NATIONS FUNDS
matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, could have a positive effect, but in no case will they have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Convertible Securities Fund, Nations Asset Allocation Fund, Nations Value Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Marsico Growth Fund, Nations Strategic Growth Fund, Nations Marsico Focused Equities Fund, Nations MidCap Growth Fund, Nations Marsico 21(st) Century Fund and Nations Small Company Fund (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers
New York, New York
May 26, 2004

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the amount of long-term capital gains designated by the SmallCap Value Fund was $544,442 of which $543,155 is designated as 15% long-term capital gains.

Of the ordinary income (including short-term capital gain) distributions made by Funds Trust during the fiscal year ended March 31, 2004, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Convertible Securities......................................    31.57%
Asset Allocation............................................    80.39%
Value.......................................................   100.00%
MidCap Value................................................    39.54%
SmallCap Value..............................................    15.54%
Strategic Growth............................................   100.00%

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2004, the following percentages represent the amount of qualified dividend income within each Fund:

Convertible Securities......................................    29.46%
Asset Allocation............................................    78.82%
Value.......................................................   100.00%
MidCap Value................................................    39.06%
SmallCap Value..............................................    15.07%
Strategic Growth............................................   100.00%

                      [This page intentionally left blank]

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Small Company Master Portfolio Annual Report

                                                     MARCH 31, 2004

The following pages should be read in conjunction with Nations Marsico Growth, Nations Strategic Growth, Nations Marsico Focused Equities and Nations Small Company Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 89.9%
            APPAREL AND TEXTILES -- 1.9%
  324,495   Nike, Inc., Class B...........................................   $   25,268
                                                                             ----------
            AUTOMOTIVE -- 0.4%
  125,033   Bayerische Motoren Werke (BMW) AG.............................        5,117
                                                                             ----------
            BEVERAGES -- 2.3%
  566,822   PepsiCo, Inc. ................................................       30,523
                                                                             ----------
            BROADCASTING AND CABLE -- 3.6%
  929,362   Comcast Corporation, Class A!!................................       25,910
  911,426   The Walt Disney Company.......................................       22,777
                                                                             ----------
                                                                                 48,687
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.4%
  163,475   Monsanto Company..............................................        5,995
                                                                             ----------
            COMMERCIAL BANKING -- 5.7%
1,237,765   Citigroup Inc. ...............................................       63,993
  315,597   J.P. Morgan Chase & Company...................................       13,239
                                                                             ----------
                                                                                 77,232
                                                                             ----------
            COMPUTER SERVICES -- 0.8%
  244,598   Automatic Data Processing, Inc. ..............................       10,273
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.3%
  507,748   Dell Inc.!!...................................................       17,070
                                                                             ----------
            CONGLOMERATES -- 1.8%
  848,200   Tyco International Ltd. ......................................       24,301
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 4.2%
  179,614   Countrywide Financial Corporation.............................       17,225
  534,061   Fannie Mae....................................................       39,707
                                                                             ----------
                                                                                 56,932
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 1.8%
  399,205   Wal-Mart Stores, Inc. ........................................       23,829
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 4.4%
1,499,439   General Electric Company......................................       45,762
  400,697   Honeywell International Inc. .................................       13,564
                                                                             ----------
                                                                                 59,326
                                                                             ----------
            ELECTRONICS -- 0.8%
  591,000   Sharp Corporation.............................................       10,561
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 4.2%
1,367,321   SLM Corporation...............................................       57,222
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            HEALTH SERVICES -- 6.6%
  221,172   Quest Diagnostics Inc. .......................................   $   18,320
1,109,058   UnitedHealth Group Inc. ......................................       71,467
                                                                             ----------
                                                                                 89,787
                                                                             ----------
            HEAVY MACHINERY -- 3.7%
  633,993   Caterpillar Inc. .............................................       50,130
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 2.9%
  372,459   Procter & Gamble Company......................................       39,064
                                                                             ----------
            HOUSING AND FURNISHING -- 2.8%
  405,008   Lennar Corporation, Class A...................................       21,883
   34,616   Lennar Corporation, Class B...................................        1,762
  198,819   M.D.C. Holdings, Inc. ........................................       13,997
                                                                             ----------
                                                                                 37,642
                                                                             ----------
            INVESTMENT SERVICES -- 3.9%
  124,092   Goldman Sachs Group, Inc. ....................................       12,949
  662,038   Merrill Lynch & Company, Inc. ................................       39,431
                                                                             ----------
                                                                                 52,380
                                                                             ----------
            LODGING AND RECREATION -- 3.3%
  208,909   Four Seasons Hotels Inc. .....................................       11,093
  171,238   Mandalay Resort Group(a)......................................        9,805
  691,480   Wynn Resorts, Ltd.!!(a).......................................       24,202
                                                                             ----------
                                                                                 45,100
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 8.0%
1,180,712   Boston Scientific Corporation!!...............................       50,038
  534,922   Medtronic, Inc. ..............................................       25,543
  125,950   St. Jude Medical, Inc.!!......................................        9,081
  312,469   Zimmer Holdings, Inc.!!.......................................       23,054
                                                                             ----------
                                                                                107,716
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 5.7%
  419,708   Motorola, Inc. ...............................................        7,387
1,043,003   QUALCOMM Inc. ................................................       69,276
                                                                             ----------
                                                                                 76,663
                                                                             ----------
            PHARMACEUTICALS -- 8.8%
  210,167   Eli Lilly and Company.........................................       14,060
  509,707   Forest Laboratories, Inc.!!...................................       36,505
  664,276   Genentech, Inc.!!.............................................       70,295
                                                                             ----------
                                                                                120,860
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 2.0%
  366,806   FedEx Corporation.............................................       27,569
                                                                             ----------
            RECREATION -- 0.4%
  133,407   Royal Caribbean Cruises Ltd. .................................        5,883
                                                                             ----------
            SEMICONDUCTORS -- 1.1%
   39,362   Agilent Technologies, Inc.!!..................................        1,245
  292,874   Maxim Integrated Products, Inc. ..............................       13,791
                                                                             ----------
                                                                                 15,036
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 156

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            SOFTWARE -- 1.4%
  340,416   Electronic Arts Inc.!!........................................   $   18,369
                                                                             ----------
            SPECIALTY STORES -- 4.1%
  453,504   Lowe's Companies, Inc. .......................................       25,455
  775,815   Tiffany & Company.............................................       29,613
                                                                             ----------
                                                                                 55,068
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 1.6%
  899,846   Nextel Communications, Inc., Class A!!........................       22,253
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $978,943).............................................    1,215,856
                                                                             ----------
PRINCIPAL
 AMOUNT
  (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 2.6%
            LODGING AND RECREATION -- 2.6%
              (Cost $19,617)
$  20,000   Wynn Resorts, Ltd.
              6.000% 07/15/15@............................................       35,325
                                                                             ----------

 SHARES                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
---------
            AFFILIATED INVESTMENT COMPANIES -- 10.9%
              (Cost $147,564)
  147,564   Nations Cash Reserves, Capital Class Shares#..................   $  147,564
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,146,124*)................................     103.4%   1,398,745
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (3.4)%
            Receivable for investment securities sold.....................   $   14,217
            Dividends receivable..........................................          826
            Interest receivable...........................................          255
            Collateral on securities loaned...............................      (30,628)
            Investment advisory fee payable...............................         (845)
            Administration fee payable....................................         (113)
            Payable for investment securities purchased...................      (30,107)
            Accrued Trustees' fees and expenses...........................          (32)
            Accrued expenses and other
              liabilities.................................................          (41)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (46,468)
                                                                             ----------
            NET ASSETS..........................................             $1,352,277
                                                                     100.0%  ==========

---------------

 * Federal income tax information: Net unrealized appreciation of $249,671 on investment securities was comprised of gross appreciation of $259,915 and depreciation of $10,244 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $1,149,074.

 !!Non-income producing security.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 5). The portion that represents cash collateral is $30,628.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $14,720 and $29,855, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 94.5%
            AEROSPACE AND DEFENSE -- 2.6%
  257,425   General Dynamics Corporation..................................   $   22,996
  299,475   United Technologies Corporation...............................       25,844
                                                                             ----------
                                                                                 48,840
                                                                             ----------
            AUTOMOTIVE -- 1.0%
  298,075   Lear Corporation..............................................       18,469
                                                                             ----------
            BEVERAGES -- 3.5%
  475,600   Coca-Cola Company.............................................       23,923
  765,220   PepsiCo, Inc. ................................................       41,207
                                                                             ----------
                                                                                 65,130
                                                                             ----------
            BROADCASTING AND CABLE -- 3.2%
  205,575   Clear Channel Communications, Inc. ...........................        8,706
1,162,250   Comcast Corporation, Class A!!................................       32,404
  478,425   Viacom Inc., Class B..........................................       18,759
                                                                             ----------
                                                                                 59,869
                                                                             ----------
            COMMERCIAL BANKING -- 6.7%
1,299,137   Citigroup Inc. ...............................................       67,165
  565,475   J.P. Morgan Chase & Company...................................       23,722
  582,750   Mellon Financial Corporation..................................       18,234
  587,850   US Bancorp....................................................       16,254
                                                                             ----------
                                                                                125,375
                                                                             ----------
            COMPUTER SERVICES -- 2.1%
  743,875   Affiliated Computer Services, Inc., Class A!!.................       38,607
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.6%
  388,075   Dell Inc.!!...................................................       13,047
  496,975   Hewlett-Packard Company.......................................       11,351
  262,300   International Business Machines Corporation...................       24,090
                                                                             ----------
                                                                                 48,488
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 3.7%
  460,325   American Express Company......................................       23,868
  283,875   Freddie Mac...................................................       16,766
1,011,499   MBNA Corporation..............................................       27,947
                                                                             ----------
                                                                                 68,581
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 4.5%
  348,000   Kohl's Corporation!!..........................................       16,819
  554,612   Target Corporation............................................       24,980
  709,200   Wal-Mart Stores, Inc. ........................................       42,332
                                                                             ----------
                                                                                 84,131
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 4.2%
  210,000   Danaher Corporation...........................................       19,608
1,530,075   General Electric Company......................................       46,698
  321,900   Honeywell International Inc. .................................       10,896
                                                                             ----------
                                                                                 77,202
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- 0.8%
  491,775   TXU Corporation...............................................   $   14,094
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 0.7%
  373,750   American Electric Power Company, Inc. ........................       12,304
                                                                             ----------
            HEALTH SERVICES -- 2.5%
  243,000   Quest Diagnostics Inc. .......................................       20,128
  413,925   UnitedHealth Group Inc. ......................................       26,673
                                                                             ----------
                                                                                 46,801
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 3.3%
  575,125   Colgate-Palmolive Company.....................................       31,689
  289,350   Procter & Gamble Company......................................       30,347
                                                                             ----------
                                                                                 62,036
                                                                             ----------
            INSURANCE -- 4.4%
  862,500   ACE Ltd. .....................................................       36,794
  300,000   Everest Re Group, Ltd. .......................................       25,632
  350,000   Jefferson-Pilot Corporation...................................       19,254
                                                                             ----------
                                                                                 81,680
                                                                             ----------
            INTEGRATED OIL -- 7.8%
  528,650   Apache Corporation............................................       22,822
  406,300   BP Amoco plc, ADR.............................................       20,803
  606,000   Burlington Resources Inc. ....................................       38,559
  266,309   ChevronTexaco Corporation.....................................       23,377
  923,140   Exxon Mobil Corporation.......................................       38,392
                                                                             ----------
                                                                                143,953
                                                                             ----------
            INVESTMENT SERVICES -- 3.4%
  176,750   Goldman Sachs Group, Inc. ....................................       18,444
  214,650   Lehman Brothers Holdings Inc. ................................       17,788
  466,886   Merrill Lynch & Company, Inc. ................................       27,808
                                                                             ----------
                                                                                 64,040
                                                                             ----------
            LODGING AND RECREATION -- 1.6%
  755,988   Starwood Hotels & Resorts Worldwide, Inc. ....................       30,618
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 4.3%
  537,625   Abbott Laboratories...........................................       22,096
  614,025   Johnson & Johnson.............................................       31,144
  568,710   Medtronic, Inc. ..............................................       27,156
                                                                             ----------
                                                                                 80,396
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.9%
1,506,325   Cisco Systems, Inc.!!.........................................       35,429
                                                                             ----------
            OILFIELD SERVICES -- 2.0%
  467,025   GlobalSantaFe Corporation.....................................       12,969
  516,838   Nabors Industries, Ltd.!!.....................................       23,646
                                                                             ----------
                                                                                 36,615
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 158

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            PHARMACEUTICALS -- 8.5%
  210,475   Amgen Inc.!!..................................................   $   12,243
  263,750   Eli Lilly and Company.........................................       17,645
  617,750   Merck & Company, Inc. ........................................       27,298
1,642,770   Pfizer Inc. ..................................................       57,579
  441,788   Teva Pharmaceutical Industries Ltd., ADR......................       28,014
  304,800   Watson Pharmaceuticals, Inc.!!................................       13,042
                                                                             ----------
                                                                                155,821
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.4%
  196,700   FedEx Corporation.............................................       14,784
  156,650   United Parcel Service, Inc., Class B..........................       10,940
                                                                             ----------
                                                                                 25,724
                                                                             ----------
            SEMICONDUCTORS -- 3.9%
  804,950   Fairchild Semiconductor Corporation, Class A!!................       19,343
1,669,350   Intel Corporation.............................................       45,406
  143,875   KLA-Tencor Corporation!!......................................        7,244
                                                                             ----------
                                                                                 71,993
                                                                             ----------
            SOFTWARE -- 5.6%
  344,550   Electronic Arts Inc.!!........................................       18,592
2,578,100   Microsoft Corporation.........................................       64,376
1,179,725   Oracle Corporation!!..........................................       14,168
  408,825   PeopleSoft, Inc.!!(a).........................................        7,559
                                                                             ----------
                                                                                104,695
                                                                             ----------
            SPECIALTY STORES -- 4.2%
  578,900   Abercrombie & Fitch Company...................................       19,590
  570,854   Home Depot, Inc. .............................................       21,327
  945,050   Limited Brands................................................       18,901
  470,000   Nordstrom, Inc. ..............................................       18,753
                                                                             ----------
                                                                                 78,571
                                                                             ----------
            TOBACCO -- 2.3%
  772,375   Altria Group, Inc. ...........................................       42,056
                                                                             ----------
            UNIT INVESTMENT TRUST -- 1.8%
  300,000   Standard & Poor's Depositary Receipts.........................       33,948
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $1,346,467)...........................................    1,755,466
                                                                             ----------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 4.7%
              (Cost $87,498)
   87,498   Nations Cash Reserves, Capital Class Shares#..................       87,498
                                                                             ----------

 SHARES                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NON-AFFILIATED INVESTMENT COMPANIES -- 4.1%
      425   iShares Dow Jones U.S. Basic Materials Sector Index Fund(a)...   $   18,904
      250   iShares Nasdaq Biotechnology Index Fund(a)....................       19,323
      329   iShares Russell 2000 Index Fund(a)............................       38,714
                                                                             ----------
            TOTAL NON-AFFILIATED INVESTMENT COMPANIES
              (Cost $63,542)..............................................       76,941
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,497,507*)................................   103.3%     1,919,905
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................    (3.3)%
            Receivable for investment securities sold.....................   $   35,029
            Dividends receivable..........................................        2,279
            Interest receivable...........................................           18
            Collateral on securities loaned...............................      (77,787)
            Investment advisory fee payable...............................       (1,028)
            Administration fee payable....................................          (79)
            Due to custodian..............................................          (21)
            Payable for investment securities purchased...................      (18,873)
            Accrued Trustees' fees and expenses...........................          (33)
            Accrued expenses and other liabilities........................          (44)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (60,539)
                                                                             ----------
            NET ASSETS..........................................   100.0%    $1,859,366
                                                                             ==========

---------------

 * Federal income tax information: net unrealized appreciation of $412,605 on investment securities was comprised of gross appreciation of $424,370 and gross depreciation of $11,765 for federal income tax purposes. At March 31, 2004, the aggregate cost of securities for federal income tax purposes was $1,507,300.

 !!Non-income producing security.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 5). The portion that represents cash collateral is $77,787.

(a)All or a portion of security was on loan March 31, 2004. The aggregate cost and market value of securities on loan March 31, 2004 is $62,730 and $76,008, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 90.2%
            APPAREL AND TEXTILES -- 1.5%
  512,318   Nike, Inc., Class B...........................................   $   39,894
                                                                             ----------
            AUTOMOTIVE -- 0.4%
  249,902   Bayerische Motoren Werke (BMW) AG.............................       10,227
                                                                             ----------
            BEVERAGES -- 2.3%
1,162,507   PepsiCo, Inc. ................................................       62,601
                                                                             ----------
            BROADCASTING AND CABLE -- 3.7%
1,953,868   Comcast Corporation, Class A!!................................       54,474
1,833,105   The Walt Disney Company.......................................       45,809
                                                                             ----------
                                                                                100,283
                                                                             ----------
            COMMERCIAL BANKING -- 4.8%
2,520,335   Citigroup Inc. ...............................................      130,301
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.2%
  990,616   Dell Inc.!!...................................................       33,305
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 6.6%
  815,118   Countrywide Financial Corporation.............................       78,170
1,341,361   Fannie Mae....................................................       99,730
                                                                             ----------
                                                                                177,900
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 3.5%
1,585,759   Wal-Mart Stores, Inc. ........................................       94,654
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 3.4%
2,995,160   General Electric Company......................................       91,412
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 5.0%
3,217,781   SLM Corporation...............................................      134,664
                                                                             ----------
            HEALTH SERVICES -- 7.3%
3,077,606   UnitedHealth Group Inc. ......................................      198,321
                                                                             ----------
            HEAVY MACHINERY -- 4.4%
1,492,489   Caterpillar Inc. .............................................      118,011
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 2.9%
  743,467   Procter & Gamble Company......................................       77,975
                                                                             ----------
            HOUSING AND FURNISHING -- 1.7%
  820,858   Lennar Corporation, Class A...................................       44,351
   45,014   Lennar Corporation, Class B...................................        2,292
                                                                             ----------
                                                                                 46,643
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- 6.0%
  247,876   Goldman Sachs Group, Inc. ....................................   $   25,866
1,830,842   Merrill Lynch & Company, Inc. ................................      109,045
  478,868   Morgan Stanley................................................       27,439
                                                                             ----------
                                                                                162,350
                                                                             ----------
            LODGING AND RECREATION -- 1.5%
  740,564   Four Seasons Hotels Inc. .....................................       39,324
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 6.7%
2,697,760   Boston Scientific Corporation!!...............................      114,331
1,390,306   Medtronic, Inc. ..............................................       66,387
                                                                             ----------
                                                                                180,718
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 5.2%
2,097,045   QUALCOMM Inc. ................................................      139,286
                                                                             ----------
            PHARMACEUTICALS -- 9.9%
  386,474   Eli Lilly and Company.........................................       25,855
1,311,090   Forest Laboratories, Inc.!!...................................       93,900
1,377,351   Genentech, Inc.!!.............................................      145,752
                                                                             ----------
                                                                                265,507
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 2.0%
  732,703   FedEx Corporation.............................................       55,070
                                                                             ----------
            SEMICONDUCTORS -- 1.2%
  711,366   Maxim Integrated Products, Inc. ..............................       33,498
                                                                             ----------
            SOFTWARE -- 1.5%
  775,840   Electronic Arts Inc.!!........................................       41,864
                                                                             ----------
            SPECIALTY STORES -- 5.8%
1,265,098   Lowe's Companies, Inc. .......................................       71,010
2,280,353   Tiffany & Company.............................................       87,041
                                                                             ----------
                                                                                158,051
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 1.7%
1,837,577   Nextel Communications, Inc., Class A!!........................       45,443
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $1,947,345)...........................................    2,437,302
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 160

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

 SHARES                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 10.8%
              (Cost $291,969)
  291,969   Nations Cash Reserves, Capital Class Shares#..................   $  291,969
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $2,239,314*)................................     101.0%   2,729,271
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (1.0)%
            Receivable for investment securities sold.....................   $   20,496
            Dividends receivable..........................................        1,421
            Investment advisory fee payable...............................       (1,700)
            Administration fee payable....................................         (226)
            Due to custodian..............................................          (20)
            Payable for investment securities purchased...................      (47,179)
            Accrued Trustees' fees and expenses...........................          (33)
            Accrued expenses and other liabilities........................          (56)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (27,297)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $2,701,974
                                                                             ==========

---------------

 *Federal income tax information: net unrealized appreciation of $482,558 on investment securities was comprised of gross appreciation of $511,987 and depreciation of $29,429 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $2,246,713.

 !!
  Non-income producing security.

# Money market mutual fund registered under the Investment
  Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 97.4%
            AEROSPACE AND DEFENSE -- 0.5%
  115,457   MTC Technologies, Inc.!!......................................   $  2,899
   34,278   Triumph Group, Inc.!!.........................................      1,133
                                                                             --------
                                                                                4,032
                                                                             --------
            AIRLINES -- 0.9%
  587,500   AirTran Holdings, Inc.!!......................................      6,980
                                                                             --------
            APPAREL AND TEXTILES -- 1.1%
  240,225   Joseph A. Bank Clothiers, Inc.!!(a)...........................      8,648
                                                                             --------
            BROADCASTING AND CABLE -- 1.7%
  709,975   Radio One, Inc., Class D!!....................................     13,135
                                                                             --------
            CHEMICALS -- BASIC -- 1.1%
  150,993   Delta and Pine Land Company...................................      3,767
  318,875   IMC Global, Inc. .............................................      4,560
                                                                             --------
                                                                                8,327
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.2%
   46,894   Symyx Technologies Inc.!!.....................................      1,343
                                                                             --------
            COMMERCIAL BANKING -- 3.4%
  228,600   City National Corporation.....................................     13,692
  187,364   F.N.B. Corporation............................................      4,141
  189,414   First National Bankshares of Florida, Inc. ...................      3,328
  173,454   South Financial Group, Inc. ..................................      5,133
                                                                             --------
                                                                               26,294
                                                                             --------
            COMMERCIAL SERVICES -- 0.3%
  161,190   Trammell Crow Company!!.......................................      2,261
                                                                             --------
            COMPUTER SERVICES -- 4.8%
  206,975   Anteon International Corporation!!............................      5,980
  217,484   Cognizant Technology Solutions Corporation!!..................      9,840
  362,250   Digitas Inc.!!................................................      3,728
  714,550   Harris Interactive, Inc.!!....................................      6,024
  452,823   Secure Computing Corporation!!................................      7,404
  424,994   Virage Logic Corporation!!....................................      3,930
                                                                             --------
                                                                               36,906
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.3%
  418,025   Autobytel Inc.!!..............................................      5,518
  247,461   Avocent Corporation!!.........................................      9,105
  182,875   Global Imaging Systems, Inc.!!................................      6,075
  266,464   Plexus Corporation!!..........................................      4,740
                                                                             --------
                                                                               25,438
                                                                             --------
            CONSTRUCTION -- 1.2%
  345,728   Chicago Bridge & Iron Company NV..............................      9,622
                                                                             --------
            CONSUMER SERVICES -- 0.8%
  425,905   ValueVision Media, Inc., Class A!!............................      6,538
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- 7.3%
  715,152   Aeroflex, Inc.!!..............................................   $  9,627
  312,745   Anaren Microwave, Inc.!!......................................      4,935
  118,276   Applied Films Corporation!!...................................      3,300
  322,749   Daktronics, Inc.!!............................................      7,284
  157,888   Dionex Corporation!!..........................................      8,337
  199,703   FLIR Systems, Inc.!!..........................................      7,613
  209,600   Integrated Circuit Systems, Inc.!!............................      5,246
  374,400   RF Micro Devices, Inc.!!(a)...................................      3,167
  405,026   Sypris Solutions, Inc. .......................................      6,885
                                                                             --------
                                                                               56,394
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 2.8%
  221,717   Actuant Corporation, Class A!!................................      8,698
  104,361   CUNO, Inc.!!..................................................      4,684
  361,942   Griffon Corporation!!.........................................      7,818
                                                                             --------
                                                                               21,200
                                                                             --------
            EDUCATION -- 1.3%
  308,821   Education Management Corporation!!............................      9,830
                                                                             --------
            EXPLORATION AND PRODUCTION -- 0.5%
  562,214   Brigham Exploration Company!!.................................      4,132
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 3.4%
  111,022   Aceto Corporation.............................................      1,744
  273,999   Affiliated Managers Group, Inc.!!(a)..........................     14,955
  351,463   Boston Private Financial Holdings, Inc. ......................      9,841
                                                                             --------
                                                                               26,540
                                                                             --------
            FOOD AND DRUG STORES -- 0.7%
  206,900   Fred's, Inc. .................................................      5,021
                                                                             --------
            FOOD PRODUCTS -- 0.9%
  165,724   Corn Products International, Inc. ............................      6,629
                                                                             --------
            HEALTH SERVICES -- 8.0%
  254,700   Abgenix Inc.!!................................................      3,385
  218,130   Centene Corporation!!.........................................      6,673
  188,850   Digene Corporation!!..........................................      6,489
  755,163   Province Healthcare Company!!.................................     12,007
  125,744   Stericycle, Inc.!!............................................      6,018
   96,383   Triad Hospitals, Inc.!!.......................................      2,971
  478,082   US Oncology, Inc.!!...........................................      7,066
  490,273   VCA Antech, Inc.!!............................................     17,467
                                                                             --------
                                                                               62,076
                                                                             --------
            HOUSING AND FURNISHING -- 3.4%
   71,725   Beazer Homes USA, Inc.(a).....................................      7,596
  128,806   Ethan Allen Interiors, Inc. ..................................      5,315
  382,488   Tuesday Morning Corporation!!.................................     13,180
                                                                             --------
                                                                               26,091
                                                                             --------
            INSURANCE -- 2.2%
  153,141   Bristol West Holdings!!.......................................      3,124
  160,999   Endurance Specialty Holdings Ltd. ............................      5,722
  147,875   Triad Guaranty, Inc.!!........................................      7,800
                                                                             --------
                                                                               16,646
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 162

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            INTEGRATED OIL -- 1.4%
  207,350   Oceaneering International Inc.!!..............................   $  6,314
  207,709   Remington Oil & Gas Corporation!!.............................      4,102
                                                                             --------
                                                                               10,416
                                                                             --------
            LODGING AND RECREATION -- 2.5%
  464,200   Boyd Gaming Corporation.......................................     10,626
  191,745   Shuffle Master, Inc.!!........................................      8,914
                                                                             --------
                                                                               19,540
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 6.4%
   94,954   Cooper Companies, Inc. .......................................      5,128
  499,802   Exact Sciences Corporation!!..................................      3,883
  152,575   Kyphon Inc.!!.................................................      3,648
  432,754   Merit Medical Systems, Inc.!!.................................      9,365
  324,756   Respironics, Inc.!!...........................................     17,543
  313,029   Wright Medical Group, Inc.!!..................................      9,610
                                                                             --------
                                                                               49,177
                                                                             --------
            METALS AND MINING -- 0.5%
  562,450   Coeur d'Alene Mines Corporation!!.............................      3,937
                                                                             --------
            NATURAL GAS DISTRIBUTION -- 0.8%
  150,235   Energen Corporation...........................................      6,197
                                                                             --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.9%
  151,949   Atheros Communications!!(a)...................................      2,600
  468,115   AudioCodes Ltd.!!(a)..........................................      5,430
  609,281   C-COR.Net Corporation!!.......................................      8,542
  674,849   REMEC, Inc.!!.................................................      5,129
   45,042   Tollgrade Communications, Inc.!!..............................        719
                                                                             --------
                                                                               22,420
                                                                             --------
            OILFIELD SERVICES -- 0.5%
  194,425   Varco International, Inc.!!...................................      3,502
                                                                             --------
            PACKAGING AND CONTAINERS -- 0.7%
  330,228   Anchor Glass Container Corporation............................      5,218
                                                                             --------
            PHARMACEUTICALS -- 8.3%
  299,141   Affymetrix, Inc.!!(a).........................................     10,096
  312,550   Angiotech Pharmaceuticals, Inc.!!.............................      7,629
  204,450   AtheroGenics, Inc.!!..........................................      4,676
  244,586   Axcan Pharma, Inc.!!(a).......................................      4,662
  349,530   Connetics Corporation!!.......................................      7,749
  230,640   Martek Biosciences Corporation!!(a)...........................     13,146
  406,605   Penwest Pharmaceuticals Company!!.............................      5,940
  241,185   Protein Design Labs, Inc.!!...................................      5,745
  180,400   Telik, Inc.!!.................................................      4,842
                                                                             --------
                                                                               64,485
                                                                             --------
            PUBLISHING AND ADVERTISING -- 1.1%
  174,025   R.R. Donnelley Corporation!!..................................      8,127
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 2.2%
  232,913   Central Freight Lines, Inc.!!.................................   $  3,063
  176,479   RailAmerica, Inc. ............................................      2,127
  150,966   UTI Worldwide, Inc. ..........................................      6,746
  224,650   Wabash National Corporation!!.................................      5,302
                                                                             --------
                                                                               17,238
                                                                             --------
            RESTAURANTS -- 2.4%
  273,115   RARE Hospitality International, Inc.!!........................      7,579
  378,836   Red Robin Gourmet Burgers, Inc.!!.............................     10,759
                                                                             --------
                                                                               18,338
                                                                             --------
            RETAIL -- SPECIALTY -- 0.6%
  121,750   Hibbet Sporting Goods Inc.!!..................................      4,644
                                                                             --------
            SEMICONDUCTORS -- 7.1%
  182,549   Cognex Corporation............................................      6,070
  172,160   Cymer, Inc.!!.................................................      6,647
  439,349   LTX Corporation!!.............................................      6,634
  750,750   Microsemi Corporation!!.......................................     10,270
  211,800   MKS Instruments, Inc.!!.......................................      5,085
  256,775   Omnivision Technologies, Inc.!!...............................      7,013
  178,250   Semtech Corporation!!.........................................      4,069
  698,736   TriQuint Semiconductor, Inc.!!................................      5,101
   93,950   Varian Semiconductor Equipment Associates, Inc.!!.............      3,946
                                                                             --------
                                                                               54,835
                                                                             --------
            SOFTWARE -- 7.5%
   53,500   Ansys, Inc.!!.................................................      2,126
  558,850   Borland Software Corporation!!................................      5,074
  111,651   Computer Programs and Systems, Inc. ..........................      2,121
  361,877   EPIQ Systems, Inc.!!(a).......................................      5,928
  301,411   Hyperion Solutions Corporation!!..............................     12,494
  774,875   Lawson Software, Inc.!!.......................................      6,432
  217,100   Manhattan Associates, Inc.!!..................................      6,035
  305,675   Neoware Systems, Inc.!!(a)....................................      3,139
  254,689   OPNET Technologies, Inc.!!....................................      3,797
  377,250   Packeteer, Inc.!!.............................................      4,980
  223,614   Progress Software Corporation!!...............................      5,365
                                                                             --------
                                                                               57,491
                                                                             --------
            STEEL -- 0.9%
  311,550   Maverick Tube Corporation!!...................................      7,337
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 1.8%
  501,623   Centennial Cellular Corporation!!.............................      3,391
  345,336   SpectraLink Corporation.......................................      5,881
  189,200   Western Wireless Corporation, Class A!!.......................      4,422
                                                                             --------
                                                                               13,694
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $548,940).............................................    750,679
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

 SHARES                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 6.7%
              (Cost $50,995)
   50,995   Nations Cash Reserves, Capital Class Shares#..................   $ 50,995
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $599,935*)..................................     104.1%   801,674
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (4.1)%
            Receivable for investment securities sold.....................   $  9,614
            Dividends receivable..........................................         45
            Interest receivable...........................................          5
            Collateral on securities loaned...............................    (38,375)
            Investment advisory fee payable...............................       (586)
            Administration fee payable....................................        (33)
            Due to custodian..............................................        (49)
            Payable for investment securities purchased...................     (1,829)
            Accrued Trustees' fees and expenses...........................        (12)
            Accrued expenses and other liabilities........................        (55)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (31,275)
                                                                             --------
            NET ASSETS..........................................     100.0%  $770,399
                                                                             ========

---------------

 * Federal income tax information: Net unrealized appreciation of $200,121 on investment securities was comprised of gross appreciation of $216,065 and depreciation of $15,944 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $601,553.

 !!Non-income producing security.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 5). The portion that represents cash collateral is $38,375.

(a)All or a portion of security was on loan March 31, 2004. The aggregate cost and market value of securities on loan March 31, 2004 is $31,747 and $37,374, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 164

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the period ended March 31, 2004

                                                                                               FOCUSED
                                                                           STRATEGIC           EQUITIES        SMALL COMPANY
                                                      GROWTH MASTER      GROWTH MASTER          MASTER             MASTER
                                                        PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO(A)
                                                      -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $59,
  $95, $211 and $9, respectively)...................  $        7,304     $       26,636     $       17,757     $          993
Dividend income from affiliated funds...............             206                150                555                 62
Interest............................................           1,423                 15                439                  3
Securities lending..................................              30                203                103                 35
                                                      --------------     --------------     --------------     --------------
    Total investment income.........................           8,963             27,004             18,854              1,093
                                                      --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee.............................           7,205             12,122             16,671              2,918
Administration fee..................................             961                932              2,223                162
Custodian fees......................................              72                107                166                 26
Legal and audit fees................................              50                 46                 50                 57
Trustees' fees and expenses.........................              19                 19                 19                 15
Interest expense....................................               1                 15                 --*                --
Other...............................................              15                 20                 21                 --
                                                      --------------     --------------     --------------     --------------
    Total expenses..................................           8,323             13,261             19,150              3,178
Fees reduced by credits allowed by the custodian
  (see Note 2)......................................              (1)                (6)                (1)                (1)
Reimbursement from investment adviser (see Note
  7)................................................              --                 (4)                --                 --
                                                      --------------     --------------     --------------     --------------
    Net expenses....................................           8,322             13,251             19,149              3,177
                                                      --------------     --------------     --------------     --------------
NET INVESTMENT INCOME (LOSS)........................             641             13,753               (295)            (2,084)
                                                      --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.............................          51,998             38,802            128,783             33,844
  Foreign currency and other net assets.............            (539)                --             (3,651)                --
                                                      --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments.............          51,459             38,802            125,132             33,844
Change in unrealized appreciation/(depreciation) of
  securities (see Note 6)...........................         192,452            469,018            440,064             30,069
                                                      --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments.......................................         243,911            507,820            565,196             63,913
                                                      --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $      244,552     $      521,573     $      564,901     $       61,829
                                                      ==============     ==============     ==============     ==============

---------------

 * Amount represents less than $500.

(a)Small Company Master Portfolio commenced operations on November 1, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                             GROWTH
                                                                        MASTER PORTFOLIO
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/04            3/31/03
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income (loss)................................    $          641     $         (256)
Net realized gain/(loss) on investments.....................            51,459            (56,054)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           192,452            (55,989)
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           244,552           (112,299)
Contributions...............................................           797,051            355,744
Withdrawals.................................................          (279,054)          (179,554)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................           762,549             63,891
NET ASSETS:
Beginning of period.........................................           589,728            525,837
                                                                --------------     --------------
End of period...............................................    $    1,352,277     $      589,728
                                                                ==============     ==============

---------------

(a)Strategic Growth Master Portfolio commenced operations on May 13, 2002.

(b)Small Company Master Portfolio commenced operations on November 1, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 166

NATIONS MASTER INVESTMENT TRUST

                                                                        SMALL COMPANY
           STRATEGIC GROWTH                  FOCUSED EQUITIES               MASTER
           MASTER PORTFOLIO                  MASTER PORTFOLIO             PORTFOLIO
    -------------------------------   -------------------------------   --------------
      YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED      PERIOD ENDED
       3/31/04        3/31/03 (A)        3/31/04          3/31/03        3/31/04 (B)
--------------------------------------------------------------------------------------
    $       13,753   $       15,990   $         (295)  $       (1,349)  $       (2,084)
            38,802         (307,912)         125,132         (144,493)          33,844
           469,018          (66,021)         440,064         (200,520)          30,069
    --------------   --------------   --------------   --------------   --------------
           521,573         (357,943)         564,901         (346,362)          61,829
           325,674        2,787,500        1,146,568          671,900        1,016,295
          (692,882)        (724,556)        (593,210)        (489,374)        (307,725)
    --------------   --------------   --------------   --------------   --------------
           154,365        1,705,001        1,118,259         (163,836)         770,399

         1,705,001               --        1,583,715        1,747,551               --
    --------------   --------------   --------------   --------------   --------------
    $    1,859,366   $    1,705,001   $    2,701,974   $    1,583,715   $      770,399
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  FINANCIAL HIGHLIGHTS


                                                                                                            WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                            ----------------
                                                            RATIO OF             RATIO OF                       RATIO OF
                                                           OPERATING          NET INVESTMENT                   OPERATING
                                                          EXPENSES TO        INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
                                            TOTAL           AVERAGE            AVERAGE NET      TURNOVER        AVERAGE
                                            RETURN         NET ASSETS             ASSETS          RATE         NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
GROWTH MASTER PORTFOLIO:
Year ended 3/31/2004......................   33.81%           0.87%(d)(e)          0.07%            94%          0.87%(d)(e)
Year ended 3/31/2003......................  (18.90)           0.87(d)(e)          (0.05)           107            0.87(d)(e)
Year ended 3/31/2002......................   (0.53)           0.87(d)(e)          (0.13)           114            0.87(d)(e)
Year ended 3/31/2001......................     --@            0.86(d)              0.20            113            0.86(d)
Period ended 3/31/2000(a).................     --@            0.86+(d)            (0.04)+           60            0.86+(d)
STRATEGIC GROWTH MASTER PORTFOLIO:
Year ended 3/31/2004......................   32.80%          0.71%(b)(d)(e)       0.74%             47%          0.71%(d)(e)
Period ended 3/31/2003(f).................  (22.08)           0.71+(d)(e)         0.96+             77           0.71+(d)(e)
FOCUSED EQUITIES MASTER PORTFOLIO:
Year ended 3/31/2004......................   32.78%           0.86%(d)(e)         (0.01)%           96%          0.86%(d)(e)
Year ended 3/31/2003......................  (19.02)           0.86(d)(e)          (0.08)           115            0.86(d)(e)
Year ended 3/31/2002......................    3.50            0.86(d)(e)          (0.08)           129            0.86(d)(e)
Year ended 3/31/2001......................     --@            0.86(d)(e)           0.17            134            0.86(d)
Period ended 3/31/2000(c).................     --@            0.84+(d)            (0.07)+           84            0.84+(d)
SMALL COMPANY MASTER PORTFOLIO:
Period ended 3/31/2004(g).................   51.50%           0.98%+(d)           (0.66)%+          26%           0.98%+(d)

---------------

 +  Annualized.

  @ Total return not required for periods indicated.

 (a)Growth Master Portfolio commenced operations on October 8, 1999.

 (b)The reimbursement from Investment Adviser (see Note 7) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement to the operating expense ratio (with waivers) was less than 0.01%.

 (c)Focused Equities Master Portfolio commenced operations on October 8, 1999.

 (d)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expenses, was less than 0.01%.

 (e)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (f)Strategic Growth Master Portfolio commenced operations on May 13, 2002.

 (g)Small Company Master Portfolio commenced operations on November 1, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 168

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2004, the Master Trust offered twelve separate portfolios. These financial statements pertain only to Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Small Company Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

Certain Master Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions.

The following investors were invested in the Master Portfolios at March 31, 2004:

GROWTH MASTER PORTFOLIO:
Nations Marsico Growth Fund.................................  95.7%
Nations Marsico Growth Fund (Offshore)......................   2.3%
Banc of America Capital Management Funds I -- Growth Fund...   2.0%
STRATEGIC GROWTH MASTER PORTFOLIO:
Nations Strategic Growth Fund...............................  98.7%
Nations Strategic Growth Fund (Offshore)....................   1.3%
FOCUSED EQUITIES MASTER PORTFOLIO:
Nations Marsico Focused Equities Fund.......................  98.1%
Nations Marsico Focused Equities Fund (Offshore)............   0.9%
Banc of America Capital Management Funds I -- Focused
  Equities Fund.............................................   1.0%
SMALL COMPANY MASTER PORTFOLIO:
Nations Small Company Fund..................................  97.2%
Nations Small Company Fund (Offshore).......................   2.8%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Certain securities may be valued using prices provided by a pricing service or based upon broker-dealer quotations. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: All Master Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolios' securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract. At March 31, 2004, the Master Portfolios had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the

NATIONS MASTER INVESTMENT TRUST
contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Master Portfolios may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return. At March 31, 2004, the Master Portfolios had no open options.

The Master Portfolios may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolios may also write combinations of covered puts and calls on the same underlying security. When the Master Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Master Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolios typically receive a premium from writing a put or call option, which would increase the Master Portfolios' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Master Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period

NATIONS MASTER INVESTMENT TRUST
being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2004, the Master Portfolios had no open forward foreign currency contracts.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Master Portfolio:

                                                              ANNUAL
                                                               RATE
                                                              ------
Growth Master Portfolio.....................................  0.75%
Strategic Growth Master Portfolio...........................  0.65%
Focused Equities Master Portfolio...........................  0.75%
Small Company Master Portfolio..............................  0.90%

NATIONS MASTER INVESTMENT TRUST

The Master Trust has, on behalf of the Growth and Focused Equities Master Portfolios, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of each Master Portfolio's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of the Strategic Growth and Small Company Master Portfolios' average daily net assets and 0.10% of the Growth and Focused Equities Master Portfolios' average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned annual rates of 0.10% of the Growth and Focused Equities Master Portfolios' average daily net assets and 0.05% of the Strategic Growth and Small Company Master Portfolios' average daily net assets for its administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2004, expenses of the Master Portfolios were reduced by $8,518 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

For the year ended March 31, 2004, Strategic Growth Master Portfolio paid brokerage commissions of $90,788 to certain affiliates of BACAP in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Master Portfolio's Statement of net assets.

The Master Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolios. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                            ADVISORY FEES           ADMINISTRATION FEES
                                                          (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                            (000)                      (000)
-------------------------------------------------------------------------------------------------------------
Growth Master Portfolio.................................         $26                        $17
Strategic Growth Master Portfolio.......................          17                         10
Focused Equities Master Portfolio.......................          71                         45
Small Company Master Portfolio..........................          21                         11

NATIONS MASTER INVESTMENT TRUST

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                               PURCHASES        SALES
                                                                 (000)          (000)
                                                              --------------------------
Growth Master Portfolio.....................................  $ 1,165,275    $   842,406
Strategic Growth Master Portfolio...........................      860,229      1,187,367
Focused Equities Master Portfolio...........................    2,323,054      2,024,564
Small Company Master Portfolio..............................      196,856        263,110

4.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolios had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
PORTFOLIO                                                        (000)          RATE
--------------------------------------------------------------------------------------
Growth Master Portfolio.....................................      $ 62          1.51%
Strategic Growth Master Portfolio...........................       886          1.58

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

5.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Master Portfolio from securities lending is included in its Statement of operations.

At March 31, 2004, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
                                                                    (000)              (000)
------------------------------------------------------------------------------------------------
Growth Master Portfolio.....................................       $29,855            $30,628
Strategic Growth Master Portfolio...........................        76,008             77,787
Small Company Master Portfolio..............................        37,374             38,375

NATIONS MASTER INVESTMENT TRUST

6.  REORGANIZATIONS

FUND REORGANIZATION

On May 10, 2002, the assets and liabilities of Nations Blue Chip Fund (the "Fund"), an investor in Nations Blue Chip Master Portfolio, were reorganized into Nations Strategic Growth Fund (the "Acquiring Fund"). Because the assets of Nations Blue Chip Fund were held at the master portfolio level, this transfer was accomplished through a reorganization of Nations Blue Chip Master Portfolio into Nations Strategic Growth Master Portfolio. Immediately afterward, the assets of the Acquiring Fund were contributed to Nations Strategic Growth Master Portfolio in exchange for interests in that Master Portfolio. Each transfer was in exchange for shares of equal value of the designated classes of the Acquiring Fund. The reorganization was tax-free whereby the Acquiring Fund assumed the market value and cost basis of the portfolio positions in Nations Blue Chip Master Portfolio.

On January 23, 2004, Growth Fund ("Acquiring Fund"), acquired the assets and assumed the liabilities of Capital Growth Fund ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The assets received, including the securities received in the transaction, will be contributed to the Growth Master Portfolio. Net assets and unrealized appreciation/ (depreciation) as of the reorganization date were as follows:

                                                                                                              ACQUIRED FUND
                                                                                     TOTAL NET ASSETS          UNREALIZED
                                              TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        APPRECIATION/
                                              OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION       (DEPRECIATION)
ACQUIRING FUND            ACQUIRED FUND            (000)               (000)               (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------------
Growth                Capital Growth              $160,790          $1,083,815          $1,244,605               $41,595


7.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds, including other funds in the Nations Funds family. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, Nations Strategic Growth Master Portfolio was reimbursed fees amounting to $4,250 to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to a market timing agreement during the indicated periods (April 2003 through July 2003). This amount is reflected as "Reimbursement from Investment Advisor" on the impacted Fund's

NATIONS MASTER INVESTMENT TRUST

Statement of operations and is also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursement described in the preceding paragraph reflects only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and does not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

NATIONS MASTER INVESTMENT TRUST

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Small Company Master Portfolio (constituting part of Nations Master Investment Trust, hereafter collectively referred to as the "Portfolios") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers
New York, New York
May 26, 2004

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                     80
Age: 60                  Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman                             (a company formed to advise and
of the Board                                     buy family owned companies) from
                                                 1998 through April 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                  Trustee since 1999      July 1997, Chairman and Chief
Trustee                                          Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                  Trustee since 1999      Professor of Business
Trustee                                          Administration -- Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean -- Fuqua School
                                                 of Business Europe, Duke
                                                 University, July 1999 through
                                                 June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                78
Age: 68                  Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                          1996 to May 2000; Commandant --
                                                 United States Marine Corps from
                                                 July 1991 to July 1995;
                                                 Member -- Board of Advisors to
                                                 the Comptroller General of the
                                                 United States
Dr. Cornelius J. Pings   Indefinite term;        Retired; President -- Association            78
Age: 75                  Trustee since 1999      of American Universities from
Trustee                                          Feb. 1993 through June 1998

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 60                 Corporation (electronic equipment
Trustee and Chairman    manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the
                        Board and Board Member, Nations
                        Funds complex (4 other registered
                        investment companies)
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (transformer
Trustee                 manufacturer) and Faison
                        Enterprises (real estate
                        development); Director and Vice
                        Chairman, Aegis Insurance Services,
                        Ltd. (a mutual fund insurance
                        company in Bermuda); and Board
                        Member, Nations Funds complex (4
                        other registered investment
                        companies)
Thomas F. Keller        Director -- Wendy's International,
Age: 72                 Inc. (restaurant operating and
Trustee                 franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Board Member,
                        Nations Funds complex (4 other
                        registered investment companies)

Carl E. Mundy, Jr.      Chairman and Trustee -- Board of
Age: 68                 Trustees, Marine Corps University
Trustee                 Foundation; Director -- Schering-
                        Plough (pharmaceuticals and health
                        care products) and General Dynamics
                        Corporation (defense systems); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
Dr. Cornelius J. Pings  Director -- Farmers Group, Inc.
Age: 75                 (insurance company) and Edelbrock
Trustee                 Corp. (automotive products); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Minor M. Shaw            Indefinite term;        President -- Micco Corporation               78
Age: 56                  Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker        Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                  Trustee since 1999      Financial Officer -- Albemarle
Trustee                                          Corporation (chemical
                                                 manufacturing) through February
                                                 2003
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III    Indefinite term;        President and Treasurer, Saunders            78
Age: 67                  Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers         Indefinite term;        Retired                                      78
Age: 65                  Trustee since 1999
Trustee
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                  Trustee since 1999      & Boothe LLP (law firm)
Trustee

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Minor M. Shaw           Chairman -- Wofford College Board
Age: 56                 of Trustees; Chairman and
Trustee                 Trustee -- The Daniel-Mickel
                        Foundation of South Carolina;
                        Vice-Chairman and
                        Trustee -- Greenville-Spartanburg
                        Airport Commission and Duke
                        Endowment; Trustee -- The
                        Hollingsworth Funds, The Belle
                        Baruch Foundation and the South
                        Carolina Foundation for Independent
                        Colleges; Chair-Elect -- Urban
                        League of the Upstate; Board
                        Member -- United Way of Greenville
                        County; Vice-Chair -- Greenville
                        Chamber of Commerce; Board
                        Member -- United Way of South
                        Carolina; and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)
Charles B. Walker       Director -- Ethyl Corporation
Age: 65                 (chemical manufacturing); and
Trustee                 Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III   Director -- Saunders & Benson, Inc.
Age: 67                 (insurance); Insurance Managers
Trustee                 Inc. (insurance); and
                        Trustee -- Nations Funds complex (2
                        other registered investment
                        companies)
James B. Sommers        Chairman Emeritus -- Central
Age: 65                 Piedmont Community College
Trustee                 Foundation; Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority and Carolina Pad & Paper
                        Company; Trustee -- Mint Museum of
                        Art; and Trustee, Nations Funds
                        complex (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 65                 Furniture Company, Inc. (furniture)
Trustee                 and Bassett Mirror Company (glass
                        furniture); and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent Trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund



SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations LargeCap Enhanced Core Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund




STKAR
(3/04)

                                                  Nations
                                                  Cash Reserves

                                                  Nations
                                                  Money Market
                                                  Reserves

                                                  Nations
                                                  Treasury Reserves

                                                  Nations
                                                  Government Reserves

                                                  Nations
                                                  Municipal Reserves

                                                  Nations Tax-Exempt
                                                  Reserves

               NATIONS MONEY MARKET FUNDS         Nations California
               --------------------------------   Tax-Exempt Reserves
               Annual report for the year
               ended March 31, 2004               Nations New York
                                                  Tax-Exempt Reserves












                                        [NATIONS FUNDS LOGO]TM

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

NATIONS MONEY MARKET FUNDS


                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           Fixed income markets performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           MARKET OUTLOOK
                           We remain encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators* signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           *The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                           NATIONS FUNDS UPDATE
                           Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

TABLE OF CONTENTS

                                       FINANCIAL STATEMENTS
                                       Statements of net assets
                                         Nations Cash Reserves                                       3
                                         Nations Money Market Reserves                              16
                                         Nations Treasury Reserves                                  21
                                         Nations Government Reserves                                23
                                         Nations Municipal Reserves                                 25
                                         Nations Tax-Exempt Reserves                                49
                                         Nations California Tax-Exempt Reserves                     63
                                         Nations New York Tax-Exempt Reserves                       72
                                       Statements of operations                                     78
                                       Statements of changes in net assets                          80
                                       Schedules of capital stock activity                          84
                                       Financial highlights                                         92
                                       Notes to financial statements                               108
                                       Tax information                                             124
                                       Fund governance                                             125

The views expressed in the Chairman's and President's Message reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER SERVICE                   research firm that measures
                                                                        customer service levels and
                                  IN RECOGNITION OF ITS COMMITMENT      establishes benchmarks in the
                                  TO PROVIDE SHAREHOLDERS WITH THE      financial services industry.
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 4.3%
             ASSET-BACKED -- AUTO LOANS -- 1.4%
$   11,346   Americredit Automobile Receivables Trust, Series 2003-DM,
               Class A1,
               1.120% 10/06/04.............................................   $    11,346
   154,867   Americredit Automobile Receivables Trust, Series 2004-AF,
               Class A1,
               1.080% 02/07/05.............................................       154,866
    50,000   Americredit Automobile Receivables Trust, Series 2004-BM,
               Class A1
               1.060% 04/06/05.............................................        50,000
    59,327   Capital One Prime Auto Receivables Trust, Series 2004-1, Class
               A1,
               1.100% 02/15/05.............................................        59,327
     2,745   Chase Manhattan Auto Owner Trust, Series 2003-B, Class A1,
               1.060% 08/16/04.............................................         2,745
    38,751   Chase Manhattan Auto Owner Trust, Series 2003-C, Class A1,
               1.140% 12/15/04.............................................        38,751
    75,000   Chase Manhattan Auto Owner Trust, Series 2004-A, Class A1,
               1.080% 03/15/05.............................................        75,000
     9,839   Daimler Chrysler Auto Trust, Series 2003-A, Class A1,
               1.100%& 04/08/04&&#.........................................         9,839
    17,883   Honda Auto Receivables Owner Trust, Series 2003-4, Class A1,
               1.130% 11/15/04.............................................        17,883
    62,134   National City Auto Receivables Trust, Series 2004-A, Class A1,
               1.100% 02/15/05.............................................        62,134
    15,759   Nissan Auto Lease Trust, Series 2003-A, Class A1,
               1.166% 10/15/04.............................................        15,759
   124,584   Nissan Auto Lease Trust, Series 2004-A, Class A1,
               1.070% 03/15/05.............................................       124,583
    69,860   Onyx Acceptance Auto Trust, Series 2004-A, Class A1,
               1.120% 02/15/05.............................................        69,860
    19,334   Regions Auto Receivables Trust, Series 2003-2, Class A1,
               1.164% 11/15/04.............................................        19,334
    40,215   Volkswagon Auto Loan Enhanced Trust, Series 2003-2, Class A1,
               1.146% 11/19/04.............................................        40,215
    35,000   Wells Fargo Financial Auto Owner Trust, Series 2004-A, Class
               A1
               1.073% 03/15/05.............................................        34,999
    34,435   Whole Auto Loan Trust, Series 2003-1, Class A1,
               1.100% 09/15/04.............................................        34,435
                                                                              -----------
                                                                                  821,076
                                                                              -----------

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             ASSET-BACKED -- OTHER -- 2.9%
$   41,855   CNH Equipment Trust, Series 2003-B, Class A1,
               1.230% 12/13/04.............................................   $    41,855
   150,000   Davis Square Funding, Ltd., Series 2003-1A, Class A1E,
               1.170%& 04/16/04&&@@........................................       150,000
    93,548   G-Force CDO, Ltd., Series 2002-1A, Class A1MM,
               1.140%& 04/25/04&&@@........................................        93,548
    46,359   G-Star Ltd., Series 2002-2A, Class A1MA,
               1.140%& 04/25/04&&@@........................................        46,359
    38,824   G-Star Ltd., Series 2002-2A, Class A1MB,
               1.150%& 04/26/04&&@@........................................        38,824
    33,489   Great America Leasing Receivables,
               Series 2003-1, Class A1,
               1.170% 09/15/04#............................................        33,489
     1,163   Ikon Receivables LLC, Series 2003-1, Class A1,
               1.308%& 04/15/04&&..........................................         1,163
    14,337   Navistar Financial Corporation Owner Trust,
               Series 2003-B, Class A1,
               1.141% 11/15/04.............................................        14,337
    50,000   Navistar Financial Corporation Owner Trust,
               Series 2004-A, Class A1,
               1.080% 04/15/05.............................................        50,000
   175,000   Newcastle CDO, Ltd.,
               Series 3A, Class 1MM,
               1.120%& 04/26/04&&@@........................................       175,000
   245,000   Phoenix-Mistic CBO, Ltd., Series 2002-1A, Class A1A,
               1.220%& 09/15/04&&@@........................................       245,085
    40,000   Phoenix-Mistic CBO, Ltd., Series 2002-1A, Class A1B2,
               1.220%& 09/15/04@@..........................................        40,000
    50,000   Putnam Structured Product CDO, Series 2001-1A, Class A1MB,
               1.190%& 05/25/04&&@@........................................        50,000
   101,000   Putnam Structured Product CDO, Series 2002-1A, Class A1D,
               1.143%& 04/12/04&&@@........................................       101,000
   100,000   Putnam Structured Product CDO, Series 2002-1A, Class A1E,
               1.143%& 04/12/04&&@@........................................       100,000
   176,000   Putnam Structured Product CDO, Series 2002-1A, Class A1J,
               1.190%& 04/15/04&&@@........................................       176,000
    88,000   Putnam Structured Product Funding, Series 2002-A1, Class A1I,
               1.130%& 04/15/04&&#.........................................        88,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             ASSET-BACKED -- OTHER -- (CONTINUED)
$  132,000   TIAA Commercial Real Estate Securitization,
               Series 2003-1A, Class A,
               1.120%& 04/28/04&&@@........................................   $   132,000
    27,845   Triad Auto Receivables Owner Trust, Series 2003-B, Class A1,
               1.130% 11/12/04.............................................        27,845
   121,400   Winston Funding Ltd., Series 2003-1, Class A1MB,
               1.160%& 04/23/04&&@@........................................       121,400
                                                                              -----------
                                                                                1,725,905
                                                                              -----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $2,546,981)...........................................     2,546,981
                                                                              -----------
             BANK OBLIGATIONS -- 17.8%
             BANK NOTES -- 4.4%
             American Express Centurion Bank
   100,000     1.050%& 04/13/04&&..........................................       100,000
   200,000     1.050%& 04/22/04&&..........................................       200,000
             Key Bank, N.A.
   557,744     1.000% 04/01/04.............................................       557,744
    50,000     1.230%& 04/26/04............................................        50,004
    40,000     1.170%& 04/28/04&&..........................................        40,010
   600,000   US Bank, N.A.
               1.040% 04/01/04.............................................       600,000
             Wells Fargo Bank N.A., (San Francisco)
   770,000     1.040%& 04/01/04&&..........................................       770,000
   300,000     1.040%& 04/07/04&&..........................................       299,995
                                                                              -----------
                                                                                2,617,753
                                                                              -----------
             CERTIFICATES OF DEPOSIT -- DOMESTIC -- 0.7%
   140,000   Chase Manhattanan Bank USA N.A.
               1.050%& 04/30/04&&..........................................       140,000
    90,000   First Tennessee Bank, (Memphis)
               1.060%& 06/30/04............................................        90,000
   185,000   Wachovia Bank N.A.
               1.050%& 04/01/04&&..........................................       185,000
                                                                              -----------
                                                                                  415,000
                                                                              -----------
             CERTIFICATES OF DEPOSIT -- YANKEE -- 10.1%
             Barclays Bank plc, (New York)
   300,000     1.030%& 04/01/04&&..........................................       299,950
 1,240,000     1.050%& 04/01/04&&..........................................     1,239,866
             Credit Agricole Indosuez, (New York)
   500,000     1.015%& 04/19/04&&..........................................       499,855
   250,000     1.465% 11/17/04.............................................       249,984

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             CERTIFICATES OF DEPOSIT -- YANKEE -- (CONTINUED)
             Credit Suisse First Boston, (New York)
$   95,000     1.120%& 04/07/04&&..........................................   $    95,000
   300,000     1.065%& 04/20/04&&..........................................       300,000
   150,000     1.220%& 05/12/04&&..........................................       150,082
   385,000     1.060%& 07/06/04&&..........................................       384,923
    75,000   Danske Bank, (New York)
               1.040%& 06/23/04&&..........................................        74,984
             Deutsche Bank AG, (New York)
 1,000,000     1.320%& 04/30/04@@..........................................     1,000,000
   700,000     1.210%& 07/20/04&&..........................................       700,000
    50,000   Nordea Bank Finland plc, (New York)
               1.040%& 04/13/04&&..........................................        49,994
             Societe Generale, (New York)
   350,000     1.028%& 04/13/04&&..........................................       349,914
   200,000     1.500% 11/19/04.............................................       200,000
   165,000   Swedbank, (New York)
               1.035%& 05/21/04&&..........................................       164,980
   185,000   Westdeutsche Landesbank
               1.040%& 04/20/04&&..........................................       184,998
                                                                              -----------
                                                                                5,944,530
                                                                              -----------
             PROMISSORY NOTES -- 0.6%
             CNN Bluegrass I LLC
    23,000     1.160%& 04/19/04&&#.........................................        23,000
    24,500     1.160%& 04/19/04&&@@........................................        24,500
   300,000   Goldman Sachs Group Inc.
               1.200% 09/13/04@@...........................................       300,000
                                                                              -----------
                                                                                  347,500
                                                                              -----------
             TIME DEPOSITS -- EURO -- 2.0%
   900,000   Societe Generale
               1.063% 04/01/04.............................................       900,000
   300,000   Wells Fargo & Company
               1.031% 04/01/04.............................................       300,000
                                                                              -----------
                                                                                1,200,000
                                                                              -----------
             TOTAL BANK OBLIGATIONS
               (Cost $10,524,783)..........................................    10,524,783
                                                                              -----------
             CORPORATE OBLIGATIONS -- 28.6%
             COMMERCIAL PAPER -- 14.5%
    73,500   Abbey National North America LLC
               Discount note 04/26/04......................................        73,448
             Amstel Funding Corporation
   220,000     Discount note 04/28/04#.....................................       219,809
   250,000     Discount note 08/11/04#.....................................       248,982
             Aspen Funding Corporation
    50,000     Discount note 04/08/04#.....................................        49,990
    50,000     Discount note 04/28/04#.....................................        49,961
   118,331   Atlantis One Funding
               Discount note 04/14/04#.....................................       118,282
    33,280   Barton Capital Corporation
               Discount note 05/20/04#.....................................        33,228

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- (CONTINUED)
             Bavaria TRR Corporation
$   50,000     Discount note 04/12/04#.....................................   $    49,984
   200,000     Discount note 04/15/04#.....................................       199,917
   209,000     Discount note 04/22/04#.....................................       208,872
             Beta Finance Inc.
    90,000     Discount note 04/15/04......................................        89,964
    40,000     Discount note 04/20/04......................................        39,978
    72,078   Cancara Asset Security Ltd.
               Discount note 04/14/04#.....................................        72,051
    80,000   CC (USA) Inc.
               Discount note 04/20/04......................................        79,957
             CRC Funding LLC
    50,000     Discount note 05/07/04#.....................................        49,949
    40,000     Discount note 05/19/04#.....................................        39,945
    50,000     Discount note 06/15/04#.....................................        49,892
   100,000   CXC LLC
               Discount note 06/10/04#.....................................        99,797
    91,088   Delaware Funding Company LLC
               Discount note 04/23/04#.....................................        91,031
   130,000   Edison Asset Securitization LLC
               Discount note 08/16/04#.....................................       129,466
             Fairway Finance Corporation
    50,064     Discount note 04/12/04#.....................................        50,048
    94,983     Discount note 04/15/04#.....................................        94,945
    47,968     Discount note 06/15/04#.....................................        47,865
    60,000   Galaxy Funding Inc.
               Discount note 06/10/04#.....................................        59,879
    65,000   Gemini Securitization Corporation
               Discount note 04/26/04#.....................................        64,954
             General Electric Capital Corporation
   150,000     Discount note 05/05/04......................................       149,833
   190,000     Discount note 05/12/04......................................       189,747
   150,000     Discount note 05/13/04......................................       149,795
   120,000     Discount note 06/22/04......................................       119,713
   150,000     Discount note 06/23/04......................................       149,637
   125,000     Discount note 08/09/04......................................       124,503
   150,000   General Electric Capital International Funding, Inc.
               Discount note 04/15/04#.....................................       149,939
             GIRO Balanced Funding Corporation
    85,000     Discount note 04/08/04#.....................................        84,983
    90,053     Discount note 04/12/04#.....................................        90,025
    85,643     Discount note 04/20/04#.....................................        85,596
    19,571     Discount note 04/26/04#.....................................        19,557
    50,096     Discount note 04/28/04#.....................................        50,057
    48,700     Discount note 06/24/04#.....................................        48,581
             Goldman Sachs Group, Inc.
   200,000     1.070%& 04/19/04&&..........................................       200,000
   170,000     1.090%& 04/19/04&&..........................................       170,000
             Grampian Funding LLC
   100,000     Discount note 08/11/04#.....................................        99,604
   150,000     Discount note 08/12/04#.....................................       149,402
             Greyhawk Funding LLC
    50,000     Discount note 06/08/04#.....................................        49,887
   125,000     Discount note 06/09/04#.....................................       124,748

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- (CONTINUED)
$  125,000   HBOS Treasury Services plc
               Discount note 08/23/04......................................   $   124,460
   106,801   Jupiter Securitization Corporation
               Discount note 04/26/04#.....................................       106,725
             Lake Constance Funding LLC
    55,600     Discount note 04/20/04#.....................................        55,570
    40,000     Discount note 04/27/04#.....................................        39,970
    50,000     Discount note 05/13/04#.....................................        49,932
             Leafs LLC
   165,000     1.100%& 04/20/04&&@@........................................       165,000
   150,000     1.100%& 04/20/04&&#.........................................       150,000
             Market Street Funding Corporation
   186,340     Discount note 04/13/04#.....................................       186,276
   100,000     Discount note 04/19/04#.....................................        99,949
   100,000   Millstone Funding Corporation
               Discount note 04/26/04#.....................................        99,928
   100,000   Moat Funding LLC
               Discount note 06/08/04#.....................................        99,802
   225,000   Mont Blanc Capital Corporation
               Discount note 04/28/04#.....................................       224,825
   100,000   Nordea North America Inc.
               Discount note 06/25/04......................................        99,756
             Northern Rock plc
   100,000     Discount note 04/14/04#.....................................        99,958
    60,000     Discount note 04/21/04#.....................................        59,961
             Paradigm Funding LLC
   420,000     1.060%& 04/06/04&&#.........................................       420,000
   150,000     1.050%& 04/22/04&&#.........................................       150,000
             Park Avenue Receivables Corporation
    50,000     Discount note 04/15/04#.....................................        49,980
    70,000     Discount note 04/19/04#.....................................        69,964
    50,000     Discount note 04/27/04#.....................................        49,963
   100,000   Preferred Receivables Funding
               Discount note 04/22/04#.....................................        99,941
    24,200   Premier Asset Collection LLC
               Discount note 05/20/04......................................        24,160
             Scaldis Capital LLC
   200,000     Discount note 04/26/04#.....................................       199,857
    46,037     Discount note 06/14/04#.....................................        45,939
    71,986     Discount note 06/15/04#.....................................        71,831
    29,079     Discount note 06/23/04#.....................................        29,009
             Sheffield Receivables Corporation
    50,000     Discount note 04/06/04#.....................................        49,993
   135,180     Discount note 04/21/04#.....................................       135,103
    75,000     Discount note 04/26/04#.....................................        74,947
   125,000   Sigma Finance Inc.
               Discount note 04/22/04......................................       124,916
             Solitaire Funding LLC
    52,984     Discount note 04/22/04#.....................................        52,952
    67,856     Discount note 06/24/04#.....................................        67,691
             Strips III LLC
    44,647     1.140%& 04/26/04&&@@........................................        44,647
    58,602     1.140%& 04/26/04&&#.........................................        58,602
    73,424   Sunbelt Funding Corporation
               Discount note 08/16/04#.....................................        73,114

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- (CONTINUED)
             Surrey Funding Corporation
$   85,000     Discount note 04/19/04#.....................................   $    84,956
   100,000     Discount note 04/28/04#.....................................        99,923
   200,000   Thames Asset Global Securitization NO. 1 Inc.
               Discount note 04/20/04#.....................................       199,891
    66,924   Tulip Funding Corporation
               Discount note 04/14/04#.....................................        66,899
    50,000   White Pine Finance LLC
               1.060%& 04/16/04&&#.........................................        49,995
                                                                              -----------
                                                                                8,574,186
                                                                              -----------
             CORPORATE BONDS AND NOTES -- 14.1%
       330   4-L Co of Carmel
               1.150%& 04/01/04&&..........................................           330
     3,505   Acme Paper & Supply Company
               1.210%& 04/01/04&&#.........................................         3,505
   300,000   American Express Credit Corporation
               1.150%& 04/05/04&&..........................................       300,000
     9,850   Arogas Inc.
               1.140%& 04/01/04&&#.........................................         9,850
     4,040   Atlanta Bread Company
               1.140%& 04/01/04&&..........................................         4,040
   125,000   Bank of New York Company, Inc.
               1.080%& 04/27/04&&#.........................................       125,000
    26,500   Bear Stearns Companies Inc.
               1.720%& 05/24/04............................................        26,526
    81,000   Bellsouth Corporation
               4.160% 04/26/04#............................................        81,150
     4,745   Berkeley Realty Company LLC
               1.190%& 04/01/04&&..........................................         4,745
     4,460   Berks Medical Realty LP
               1.140%& 04/01/04&&#.........................................         4,460
    60,000   Beta Finance Inc.
               1.045%& 04/15/04&&#.........................................        59,997
     1,225   Bracalente Manufacturing
               1.240%& 04/01/04&&..........................................         1,225
     4,650   Brookwood Baptist Church
               1.190%& 04/01/04&&..........................................         4,650
   200,000   Canadian Imperial Bank of Commerce, (New York)
               1.050%& 04/29/04&&..........................................       199,994
     2,535   Carroll Canton Borrowing
               1.210%& 04/01/04&&#.........................................         2,535
    90,000   Caterpillar Financial Services Corporation
               1.270%& 06/01/04............................................        90,000
     7,800   Caterpillar Real Estate
               Holding LLC
               1.310%& 04/02/04&&..........................................         7,800
   140,000   CC (USA) Inc., MTN
               1.045%& 04/15/04&&#.........................................       139,994
     4,000   Chatham Capital Corporation
               1.070%& 04/01/04&&..........................................         4,000
     5,270   Clinic Building LLC Project
               1.160%& 04/01/04&&..........................................         5,270
     2,390   Colortech Inc.
               1.150%& 04/01/04&&..........................................         2,390

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             CORPORATE BONDS AND NOTES -- (CONTINUED)
$   14,070   Conestoga Wood Specialty
               1.120%& 04/01/04&&#.........................................   $    14,070
     6,355   Cornell Iron Works Inc.
               1.140%& 04/01/04&&..........................................         6,355
             Credit Suisse First Boston USA Inc.
    21,900     1.570%& 04/14/04&&..........................................        21,982
    90,000     1.520%& 05/17/04&&..........................................        90,239
    55,000     1.325%& 07/01/04............................................        55,027
     5,000   Crosspoint Community Church
               1.190%& 04/01/04&&..........................................         5,000
     3,950   Defiance Metal Company
               1.240%& 04/01/04&&..........................................         3,950
   280,000   Descartes Funding
               1.090%& 04/15/04&&@@........................................       280,000
     8,155   DJD Investments LLC
               1.190%& 04/07/04&&..........................................         8,155
    15,455   Driftwood Landing Corporation
               1.160%& 04/01/04&&..........................................        15,455
     4,455   EB & B Properties LLC
               1.260%& 04/02/04&&..........................................         4,455
     1,500   First United Pentecostal
               1.170%& 05/03/04&&..........................................         1,500
     3,405   Florida Orthopedic Institute
               1.190%& 04/01/04&&#.........................................         3,405
     4,920   Galday Inn Inc.
               1.190%& 04/01/04&&#.........................................         4,920
    13,750   Garlands of Barrington
               1.110%& 04/01/04&&..........................................        13,750
   104,000   Goldman Sachs Group, Inc., Series B
               1.340%& 05/17/04&&..........................................       104,171
     4,250   Greenbrier Partners LLC
               1.140%& 04/01/04&&#.........................................         4,250
    11,515   Hammon Branch-1 Borrow
               1.140%& 04/01/04&&#.........................................        11,515
     3,450   Han Sung Industries
               1.190%& 04/01/04&&#.........................................         3,450
       255   Horizon Development
               Company LLC
               1.150%& 04/07/04&&#.........................................           255
     9,000   Hospital Laundry Services
               1.190%& 04/01/04&&#.........................................         9,000
   125,000   Household Finance Corporation
               1.120%& 05/18/04&&..........................................       125,000
     3,705   Jackson Tube Service Inc.
               1.190%& 04/01/04&&#.........................................         3,705
     7,620   James A. Martin and
               Donna F. Martin
               1.140%& 04/01/04&&..........................................         7,620
     2,000   Johnson Bible College
               1.190%& 04/01/04&&..........................................         2,000
     5,300   Johnson Research and Development
               1.140%& 04/01/04&&#.........................................         5,300

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             CORPORATE BONDS AND NOTES -- (CONTINUED)
             JP Morgan Chase & Company, Series C
$   70,000     1.280%& 05/10/04............................................   $    70,015
    50,000     1.290%& 05/20/04............................................        50,014
       205   JX Enterprises Group
               1.150%& 04/01/04&&#.........................................           205
             K2 (USA) LLC
   150,000     1.053%& 04/13/04&&#.........................................       149,997
   100,000     1.055%& 04/20/04&&#.........................................        99,997
    50,000     1.150%& 06/15/04#...........................................        50,009
   166,000     1.210% 08/09/04#............................................       165,899
     8,500   Kinder Care Learning Center
               1.250%& 04/07/04&&#.........................................         8,500
    13,250   King & Prince Seafood
               1.090%& 04/02/04&&..........................................        13,250
     2,800   L & H Holdings LLC
               1.310%& 04/02/04&&..........................................         2,800
    14,670   L.E. Pope Building Company
               1.140%& 04/01/04&&#.........................................        14,670
             Links Finance LLC
    60,000     1.053%& 04/13/04&&#.........................................        59,999
   100,000     1.050%& 04/15/04&&#.........................................        99,995
   200,000     1.060%& 04/15/04#...........................................       200,000
    40,000     1.050%& 04/20/04&&#.........................................        39,999
   150,000     1.060%& 04/26/04&&#.........................................       150,000
     3,370   Long Term Capital LLC
               1.210%& 04/02/04&&..........................................         3,370
    50,700   LP Pinewood SPV
               1.090%& 04/01/04&&..........................................        50,700
       205   Macatawa Bank Corporation
               1.260%& 04/01/04&&..........................................           205
       250   Massachusetts Nursing
               1.110%& 04/07/04&&..........................................           250
     1,500   Max Daetwyler Corporation
               1.260%& 04/01/04&&#.........................................         1,500
             Merrill Lynch and Company, Inc., MTN, Series B
   100,000     1.050%& 04/13/04............................................       100,000
   100,000     1.420%& 05/21/04............................................       100,047
             Merrill Lynch and Company, Inc., MTN, Series C
   300,000     1.046%& 05/04/04&&..........................................       300,000
   200,000     1.062%& 05/17/04&&..........................................       200,000
   325,000     1.060%& 06/01/04&&..........................................       325,000
     5,856   Michael J Barry
               1.190%& 04/01/04&&..........................................         5,856
     2,250   Midtown Church of Christ
               1.310%& 04/02/04&&..........................................         2,250
             Morgan Stanley, MTN, Series C
   400,000     1.210%& 04/15/04&&..........................................       399,999
    50,000     1.420%& 05/14/04............................................        50,021
    90,000     1.390%& 06/14/04&&..........................................        90,207
     3,000   Multimetco Inc.
               1.190%& 04/01/04&&..........................................         3,000
   100,000   Northern Rock plc
               1.110%& 04/13/04&&#.........................................       100,000
     6,000   Okolona Christ Church
               1.160%& 04/01/04&&..........................................         6,000

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             CORPORATE BONDS AND NOTES -- (CONTINUED)
$    4,675   Pearlstine Distributors
               1.160%& 04/02/04&&..........................................   $     4,675
    85,000   PNC Funding Corporation
               1.495%& 04/29/04&&..........................................        85,196
             Premier Asset LLC
    60,000     1.050%& 04/14/04&&#.........................................        60,000
    50,000     1.060%& 04/15/04&&#.........................................        50,000
    50,000     1.050%& 04/20/04&&#.........................................        49,997
     5,220   PRL Corporation
               1.160%& 04/01/04&&..........................................         5,220
     1,605   RDR Investment Company
               1.260%& 04/01/04&&..........................................         1,605
     1,140   Red Lion Evangelical Free Church
               1.260%& 04/01/04&&..........................................         1,140
     1,775   Rehab of El Paso
               1.150%& 04/01/04&&..........................................         1,775
    29,000   RH Sheppard Company Inc.
               1.090%& 04/01/04&&#.........................................        29,000
    10,055   Robb and Stucky Ltd.
               1.140%& 04/01/04&&#.........................................        10,055
     6,000   RT Anderson LLC
               1.150%& 04/01/04&&..........................................         6,000
     4,800   Sahtooma LLC
               1.160%& 04/01/04&&#.........................................         4,800
     7,100   Schlitz Park Associates II LP
               1.120%& 04/01/04&&..........................................         7,100
             Sigma Finance Inc.
   300,000     1.060%& 04/06/04&&#.........................................       299,984
   150,000     1.053%& 04/13/04&&#.........................................       149,987
   450,000     1.063%& 04/13/04&&#.........................................       449,972
   185,000     1.080%& 04/13/04&&#.........................................       184,980
   450,000     1.050%& 04/15/04&&#.........................................       449,988
   215,000     1.055%& 04/15/04&&#.........................................       214,997
   100,000     1.060%& 04/27/04&&#.........................................        99,984
   100,000   SLM Corporation
               1.096%& 05/03/04&&#.........................................        99,992
    11,990   SMM Trust 2003-G
               1.270%& 06/03/04#...........................................        11,990
   145,992   SMM Trust 2003-H
               1.110%& 06/23/04&&#.........................................       145,992
    86,000   SMM Trust 2003-M
               1.110%& 06/15/04&&#.........................................        86,000
     2,155   Somar LLC
               1.260%& 04/01/04&&#.........................................         2,155
             SouthTrust Bank N.A.
   350,000     1.050% 04/01/04.............................................       350,000
    30,000     1.200%& 05/24/04............................................        30,005
    18,655   Suncoast Beverage Sales, Ltd.
               1.120%& 04/01/04&&#.........................................        18,655
     6,000   Supreme Beverage Company
               1.190%& 04/01/04&&..........................................         6,000
    10,010   Tack Capital Company
               1.090%& 04/01/04&&..........................................        10,010
             Tango Finance Corporation
    30,000     1.090%& 04/15/04#...........................................        30,000
    35,000     1.090%& 04/26/04&&#.........................................        35,000
     2,160   Temple Beth AHM
               1.240%& 04/01/04&&..........................................         2,160

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             CORPORATE BONDS AND NOTES -- (CONTINUED)
$    6,620   TIM-BAR Corporation
               1.160%& 04/07/04&&..........................................   $     6,620
   125,000   Toyota Motor Credit Corporation
               1.040%& 06/17/04............................................       124,992
    50,000   Toyota Motor Finance BV
               1.130%& 05/15/04............................................        50,003
     8,907   Turf Valley Inc.
               1.140%& 04/01/04&&#.........................................         8,907
     9,295   United Steel Deck Inc.
               1.110%& 04/01/04&&#.........................................         9,295
    13,710   Valleydale Baptist Church
               1.190%& 04/01/04&&..........................................        13,710
     7,150   Venezia Enterprises
               1.140%& 04/01/04&&#.........................................         7,150
       460   Wallace Enterprises LP
               1.150%& 04/01/04&&..........................................           460
     7,525   West Ridge Enterprises
               1.160%& 04/07/04&&#.........................................         7,525
             Whistlejacket Capital Ltd.
    30,000     1.070%& 04/19/04&&#.........................................        30,000
    85,000     1.070%& 05/10/04&&#.........................................        84,993
             White Pine Finance LLC
   120,000     1.045%& 04/15/04&&#.........................................       119,991
    50,000     1.060%& 06/14/04#...........................................        50,000
                                                                              -----------
                                                                                8,303,804
                                                                              -----------
             TOTAL CORPORATE OBLIGATIONS
               (Cost $16,877,990)..........................................    16,877,990
                                                                              -----------
             EXTENDABLE COMMERCIAL NOTES -- 3.4%
   100,000   Ajax Bambino Funding Inc.
               Discount note 04/13/04#.....................................        99,964
             Brahms Funding Corporation
   335,000     Discount note 04/15/04#.....................................       334,860
    81,635     Discount note 04/27/04#.....................................        81,571
    77,951     Discount note 04/28/04#.....................................        77,888
             Citibank Credit Card Master Trust
   125,000     Discount note 04/21/04#.....................................       124,928
   125,000     Discount note 04/27/04#.....................................       124,906
   100,000   Citibank Credit Card Mortgage
               Discount note 05/25/04#.....................................        99,844
    95,000   Discover Card Master Trust
               Discount note 06/14/04#.....................................        94,797
             MBNA Credit Card Master Trust
   110,000     Discount note 04/21/04......................................       109,936
   190,000     Discount note 04/29/04......................................       189,847
    72,000     Discount note 05/19/04......................................        71,900
   178,989     Discount note 06/10/04......................................       178,627
             Mitten GMAC Mortgage Corporation
   100,000     Discount note 04/15/04#.....................................        99,960
    70,000     Discount note 04/22/04#.....................................        69,957

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             EXTENDABLE COMMERCIAL NOTES -- (CONTINUED)
             Mitten Residential Funding Corporation
$   50,000     Discount note 04/01/04#.....................................   $    50,000
    96,000     Discount note 04/15/04#.....................................        95,960
    68,000     Discount note 06/09/04#.....................................        67,862
                                                                              -----------
             TOTAL EXTENDABLE COMMERCIAL NOTES
               (Cost $1,972,807)...........................................     1,972,807
                                                                              -----------
             FUNDING AGREEMENTS -- 1.8%
   100,000   GE Life Annuity
               1.210%& 05/24/04@@(a).......................................       100,000
    50,000   Jackson National Life
               Insurance Company
               1.200%& 06/15/04&&@@(a).....................................        50,000
   300,000   Monumental Life
               1.246%& 04/01/04&&@@(a).....................................       300,000
   125,000   SunAmerica Life Insurance Company of America
               1.240%& 04/02/04&&@@(a).....................................       125,000
             Transamerica Occidental Life Insurance Company
   125,000     1.270%& 04/01/04&&@@(a).....................................       125,000
   100,000     1.290%& 04/01/04&&@@(a).....................................       100,000
   117,000     1.336%& 04/01/04&&@@(a).....................................       117,000
    20,000     1.260%& 05/03/04&&@@(a).....................................        20,000
   132,000   Travelers Property Casualty Corporation
               1.210%& 05/03/04&&@@(a).....................................       132,000
                                                                              -----------
             TOTAL FUNDING AGREEMENTS
               (Cost $1,069,000)...........................................     1,069,000
                                                                              -----------
             MORTGAGE-BACKED SECURITIES -- 4.5%
             COMMERCIAL MORTGAGE-BACKED SECURITIES -- 4.5%
    13,896   CIT Equipment Collateral, Series 2003-EF1, Class A1,
               1.139% 10/15/04.............................................        13,896
   224,810   Granite Mortgages plc, Series 2004-1, Class 1A1,
               1.050%& 04/20/04&&..........................................       224,810
    87,500   Holmes Financing plc,
               Series 7, Class 1A,
               1.050%& 04/15/04............................................        87,500
   650,000   Holmes Financing plc,
               Series 8, Class 1A,
               1.045%& 05/15/04&&..........................................       649,999
    94,218   Paragon Mortgages plc,
               Series 6A, Class A1,
               1.110%& 04/15/04&&#.........................................        94,218
   575,000   Permanent Financing plc,
               Series 3, Class 1A,
               1.053%& 04/10/04&&..........................................       575,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
$  365,000   Permanent Financing plc, Series 4, Class 1A,
               1.040%& 04/12/04&&..........................................   $   365,000
   223,354   Residential Mortgage Securities, Series 15A, Class A1,
               1.140%& 04/13/04&&#.........................................       223,354
   148,846   Residential Mortgage Securities, Series 16A, Class A1,
               1.110%& 04/13/04&&#.........................................       148,846
   275,600   Residential Mortgage Securities, Series 17A, Class A1,
               1.100%& 04/13/04&&#.........................................       275,600
                                                                              -----------
             TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $2,658,223)...........................................     2,658,223
                                                                              -----------
             MUNICIPAL BONDS AND NOTES -- 1.7%
             ALABAMA -- 0.0%+
     8,000   Montgomery, Alabama Revenue, (Riverfront Project) Series 2003,
               (SouthTrust Bank N.A. LOC),
               1.140%& 04/01/04&&..........................................         8,000
                                                                              -----------
             ALASKA -- 0.1%
    32,435   Alaska State Housing Finance Corporation, Series 2001C, (MBIA
               Insured,
               GO of Corporation),
               1.040%& 04/01/04&&..........................................        32,435
                                                                              -----------
             CALIFORNIA -- 0.2%
    55,800   California Housing Finance Agency Revenue, Series 2000R,
               (AMBAC Insured, Westdeutsche Landesbank LOC, Bayerische
               Landesbank LOC,
               KBC Bank NV LOC),
               1.100%& 04/07/04&&..........................................        55,800
    27,930   Pasadena, California Public Financing Authority, Lease
               Revenue, (Paseo Colorado Package Facility Program) Series
               2000, (AMBAC Insured, KBC Bank NV SBPA),
               1.090%& 04/01/04&&..........................................        27,930
     1,000   San Jose, California Redevelopment Agency Revenue, Series
               2002H,
               (Bank of New York LOC),
               1.090%& 04/07/04&&..........................................         1,000

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             CALIFORNIA -- (CONTINUED)
$   11,250   San Jose, California Redevelopment Agency Revenue, Series
               2003A, (JP
               Morgan Chase Bank LOC),
               1.100%& 04/07/04&&..........................................   $    11,250
                                                                              -----------
                                                                                   95,980
                                                                              -----------
             COLORADO -- 0.2%
    35,000   Colorado Housing and Finance Authority, Series 2003, (JP
               Morgan Chase Bank SBPA),
               1.090%& 04/07/04&&..........................................        35,000
    55,175   Colorado Housing and Finance Authority, Single Family Mortgage
               Revenue, Series 2003B-2, (JP Morgan Chase Bank SBPA),
               1.090%& 04/07/04&&..........................................        55,175
     1,005   Denver City and County,
               Colorado Certificates of Participation, Series 2002B, (MBIA
               Insured, Bank One Colorado, N.A. SBPA),
               1.100%& 04/07/04&&..........................................         1,005
     7,000   Denver, Colorado City and County Certificates of
               Participation, (Justice Center Site Project) Series 2002C,
               (JP Morgan Chase Bank LOC),
               1.100%& 04/07/04&&..........................................         7,000
                                                                              -----------
                                                                                   98,180
                                                                              -----------
             CONNECTICUT -- 0.1%
     9,505   Connecticut State Development Authority Industrial Development
               Revenue,
               (Latex Foam International Project) Series 2002,
               (Wachovia Bank N.A. LOC),
               1.140%& 04/01/04&&..........................................         9,505
    38,950   Connecticut State Housing Finance Authority Revenue, (Housing
               Mortgage Finance Program) Series 2002C-3, (FHLB SBPA),
               1.040%& 04/01/04&&..........................................        38,950
                                                                              -----------
                                                                                   48,455
                                                                              -----------
             DISTRICT OF COLUMBIA -- 0.0%+
     7,500   District of Columbia Revenue (National Realtors Project)
               Series 2003B,
               (SunTrust Bank LOC),
               1.130%& 04/07/04&&..........................................         7,500
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             FLORIDA -- 0.1%
$   15,600   Florida Housing Finance Agency Revenue, Series 1993, (MBIA
               Insured, Westdeutsche Landesbank SBPA),
               1.040%& 04/01/04&&..........................................   $    15,600
    31,800   Florida Housing Financing Corporation Revenue, (Taxable -
               Affordable
               Housing Project) Series 1999A, (MBIA Insured, Westdeutsche
               Landesbank SBPA),
               1.040%& 04/01/04&&..........................................        31,800
    34,600   Florida Housing Financing Corporation Revenue, Series 2002A,
               (AMBAC
               Insured, SBPA Dexia Credit Local),
               1.050%& 04/01/04&&..........................................        34,600
                                                                              -----------
                                                                                   82,000
                                                                              -----------
             GEORGIA -- 0.0%+
     3,500   Columbus, Georgia Development Authority Revenue, (Fairfield
               Inn Project) Series 2003, (Regions Bank LOC),
               1.160%& 04/01/04&&..........................................         3,500
     5,000   Columbus, Georgia Development Authority Revenue, (Residence
               Inn Project) Series 2003, (Regions Bank LOC),
               1.160%& 04/01/04&&..........................................         5,000
    13,750   Talbot County, Georgia Development Authority IDR, (Junction
               City Mining
               Company Project) Series 2000, (First Union National Bank
               LOC),
               1.140%& 04/01/04&&..........................................        13,750
                                                                              -----------
                                                                                   22,250
                                                                              -----------
             ILLINOIS -- 0.0%+
     6,000   Illinois Health Facilities Authority Revenue, Series 2002B,
               (Fifth Third Bank LOC),
               1.050%& 04/07/04&&..........................................         6,000
     4,500   Winnebago County, Illinois Industrial Revenue, (Seward Screw
               Production Project) Series 2001, AMT, (Alpine Bank of
               Illinois LOC, Federal Home Loan Bank LOC),
               1.190%& 04/01/04&&..........................................         4,500
                                                                              -----------
                                                                                   10,500
                                                                              -----------

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             MARYLAND -- 0.0%+
$    3,390   Maryland State Industrial Development Financing Authority
               Economic
               Development Revenue, (Chesapeake Biology Lab Project) Series
               1998,
               (First Union National Bank),
               1.160%& 04/01/04&&#.........................................   $     3,390
                                                                              -----------
             MASSACHUSETTS -- 0.0%+
     1,750   Massachusetts State Development Financing Agency, Assisted
               Living Facilities Revenue, (Whalers Cove Project) Series
               2001B, (First Union National Bank LOC),
               1.260%& 04/01/04&&..........................................         1,750
                                                                              -----------
             MICHIGAN -- 0.0%+
       950   Michigan State Housing Development Authority, Multi-Family
               Revenue,
               Series 2003, (FHLB LOC),
               1.240%& 04/01/04&&..........................................           950
                                                                              -----------
             MINNESOTA -- 0.0%+
     7,000   Minnesota State Higher Education Facilities Authority Revenue,
               (Concordia University Project) Series 2003, (U.S. Bank N.A.
               LOC),
               1.140%& 04/01/04&&..........................................         7,000
                                                                              -----------
             MISSISSIPPI -- 0.4%
   140,000   Mississippi State GO, (Taxable Nissan Project) Series 2003B,
               (Dexia Credit Local SBPA),
               1.050%& 04/07/04&&..........................................       140,000
     5,000   Mississippi Business Financing Corporation IDR,
               (Telepex Inc. Project) Series 2004,
               (Wachovia Bank N.A.),
               1.090%& 04/01/04&&..........................................         5,000
    15,000   Mississippi Business Financing Corporation IDR, (Telepex Inc.
               Project) Series 2000, (First Union National Bank LOC),
               1.090%& 04/01/04&&..........................................        15,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             MISSISSIPPI -- (CONTINUED)
$    8,800   Mississippi Business Financing Corporation Revenue, Series
               1997B, (First Union National Bank LOC),
               1.160%& 04/01/04&&..........................................   $     8,800
                                                                              -----------
                                                                                  168,800
                                                                              -----------
             MISSOURI -- 0.1%
    29,560   Kansas City, Missouri Industrial Development Authority
               Multi-Family Housing Revenue Refunding, (Ethans Apartment
               Project) Series 2004, (Citibank LOC),
               1.090%& 04/01/04&&..........................................        29,560
     7,500   Missouri State Economic Development Export Revenue, (Biocraft
               Labs, Inc. Project) Series 1989, (PNC Bank LOC),
               1.150%& 04/07/04&&..........................................         7,500
                                                                              -----------
                                                                                   37,060
                                                                              -----------
             NEW JERSEY -- 0.0%+
       910   New Jersey Economic Development Authority Revenue, (Melrich
               Road
               Project) Series 2002B, (Wachovia Bank N.A.),
               1.290%& 04/01/04&&..........................................           910
       965   New Jersey Economic Development Authority Revenue, (PB Tower
               LLC
               Project) Series 2001, (First Union National Bank LOC),
               1.240%& 04/01/04&&..........................................           965
     6,670   New Jersey Economic Development Authority Revenue, Series
               1997,
               (First Union National Bank LOC),
               1.140%& 04/07/04&&..........................................         6,670
                                                                              -----------
                                                                                    8,545
                                                                              -----------
             NEW YORK -- 0.2%
     3,240   Clinton County, New York Industrial Development Agency IDR,
               (Bombardier Corporation Project) Series 1997A, (Marine
               Midland Bank LOC),
               1.200%& 04/01/04&&..........................................         3,240
    42,198   New York City, New York GO, Series 2001A-9, (FGIC Insured,
               FGIC SBPA),
               1.040%& 04/07/04&&..........................................        42,198
    41,900   New York State Housing Finance Agency Revenue, (Taxable -- 900
               8th Avenue Housing Project) Series 2002B, (Key Bank, N.A.
               LOC),
               1.050%& 04/07/04&&..........................................        41,900

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             NEW YORK -- (CONTINUED)
$    5,810   New York State Housing Finance Agency Revenue, Series 2000B,
               (Key Bank N.A.),
               1.070%& 04/07/04&&..........................................   $     5,810
     8,000   New York State Housing Finance Agency Revenue, Series 2001,
               (FNMA Liquidity Facility),
               1.090%& 04/07/04&&..........................................         8,000
     4,700   New York, New York City Housing Development Corporation
               Mortgage
               Revenue, Series 2003,
               (Keybank N.A. LOC),
               1.050%& 04/07/04&&..........................................         4,700
     6,200   New York, New York City Housing Development Corporation
               Multi-Family
               Revenue, Series 2003,
               (HSBC Bank USA LOC),
               1.060%& 04/07/04&&..........................................         6,200
     4,725   New York, New York City Housing Development Corporation,
               Multi-Family
               Housing Revenue, Series 2002, (Bayerische Landesbank LOC),
               1.070%& 04/07/04&&..........................................         4,725
                                                                              -----------
                                                                                  116,773
                                                                              -----------
             TENNESSEE -- 0.0%+
     4,200   Hamilton County, Tennessee Industrial Development Board IDR,
               Series 1999, (First Union National Bank LOC),
               1.210%& 04/01/04&&..........................................         4,200
       450   Memphis, Tennessee Health Educational and Housing Facilities
               Board Revenue, (Springdale Creek Project) Series 2003B,
               (First Tennessee Bank LOC),
               1.250%& 04/01/04&&..........................................           450
                                                                              -----------
                                                                                    4,650
                                                                              -----------
             TEXAS -- 0.1%
    44,440   Harris County -- Houston, Texas, Sports Authority Special
               Revenue, Jr. Lien, Series 2001D, (MBIA Insured, Morgan
               Guaranty Trust SBPA),
               1.140%& 04/01/04&&..........................................        44,440
    21,435   Texas State GO, Taxable Veteran Housing, Series 2003,
               (Dexia Credit Local SBPA),
               1.060%& 04/07/04&&..........................................        21,435

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             TEXAS -- (CONTINUED)
$    9,600   Texas State GO,
               Taxable Veterans Land, Series 2003, (State Street Bank and
               Trust Company SBPA),
               1.100%& 04/06/04&&..........................................   $     9,600
                                                                              -----------
                                                                                   75,475
                                                                              -----------
             VIRGINIA -- 0.2%
   140,000   Virginia State Housing Development Authority Commonwealth
               Revenue, Series 1996E,
               1.090%& 04/07/04&&..........................................       140,000
                                                                              -----------
             WISCONSIN -- 0.0%+
     9,000   Wisconsin Heart Hospital LLC Revenue, Series 2003,
               (Bank One N.A. LOC),
               1.090%& 04/07/04&&..........................................         9,000
    19,830   Wisconsin Housing and Economic Development Authority Home
               Ownership Revenue, Series 2003, (GO of Authority,
               Westdeutsche Landesbank AG SBPA),
               1.100%& 04/06/04&&..........................................        19,830
                                                                              -----------
                                                                                   28,830
                                                                              -----------
             TOTAL MUNICIPAL BONDS AND NOTES
               (Cost $998,523).............................................       998,523
                                                                              -----------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 29.0%
             FEDERAL FARM CREDIT BANK (FFCB) -- 0.2%
   100,000     1.020%& 04/01/04&&..........................................        99,986
                                                                              -----------
             FEDERAL HOME LOAN BANK (FHLB) -- 9.6%
   175,000     1.050%& 04/01/04&&..........................................       175,000
   100,000     1.008%& 04/02/04&&..........................................        99,982
   125,000     1.011%& 04/02/04&&..........................................       125,008
   200,000     0.980%& 04/27/04&&..........................................       199,971
   100,000     0.989%& 05/03/04&&..........................................        99,930
   250,000     1.190%& 05/06/04&&..........................................       250,000
   214,674     Discount note 06/02/04......................................       214,244
   600,000     0.995%& 06/08/04&&..........................................       599,524
   925,000     1.025%& 06/15/04&&..........................................       924,839
   150,960     3.375% 06/15/04.............................................       151,656
   190,000     1.040%& 06/21/04&&..........................................       189,963
    35,117     Discount note 06/23/04......................................        35,036
    89,450     4.750% 06/28/04.............................................        90,233
   525,000     1.005%& 07/03/04&&..........................................       524,722
   275,000     0.993%& 07/05/04&&..........................................       274,782

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             FEDERAL HOME LOAN BANK (FHLB) -- (CONTINUED)
$   85,000     1.350% 08/25/04.............................................   $    85,001
    50,000     1.460% 11/17/04.............................................        50,000
    35,000     1.430% 12/01/04.............................................        35,000
   150,000     1.500% 12/07/04.............................................       150,000
    50,000     1.510% 12/08/04.............................................        50,000
   125,000     1.400% 02/25/05.............................................       125,000
   150,000     1.450% 03/11/05.............................................       149,972
    50,000     1.380% 03/28/05.............................................        50,000
   350,000     1.350% 04/15/05.............................................       350,000
   670,000     1.300% 04/25/05.............................................       670,001
                                                                              -----------
                                                                                5,669,864
                                                                              -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 8.7%
   120,000     Discount note 04/01/04......................................       120,000
   650,000     1.036%& 04/01/04&&..........................................       649,836
   680,000     1.190%& 04/21/04&&..........................................       680,000
    55,000     Discount note 04/22/04......................................        54,958
   850,000     1.061%& 05/01/04&&..........................................       849,787
   150,000     Discount note 05/20/04......................................       149,767
   250,000     Discount note 06/09/04......................................       249,435
   320,000     1.085%& 06/09/04&&..........................................       320,000
   150,000     Discount note 06/10/04......................................       149,665
    74,150     Discount note 06/14/04......................................        73,961
   150,000     Discount note 06/15/04......................................       149,625
   454,000     1.005%& 06/20/04&&..........................................       453,950
   435,000     Discount note 07/15/04......................................       433,618
    62,725     3.000% 07/15/04.............................................        63,029
    50,000     4.500% 08/15/04.............................................        50,612
   458,000     1.170% 08/20/04.............................................       458,000
   225,000     1.400% 11/03/04.............................................       225,000
                                                                              -----------
                                                                                5,131,243
                                                                              -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 10.3%
   137,877     Discount note 04/01/04......................................       137,877
   150,000     0.995%& 04/01/04&&..........................................       149,969
   200,000     0.995%& 04/03/04&&..........................................       199,962
   200,000     0.980%& 04/08/04&&..........................................       199,828
   500,000     Discount note 04/15/04......................................       499,788
    53,000     3.625% 04/15/04.............................................        53,051
   505,000     0.980%& 04/17/04&&..........................................       504,981
   400,000     1.010%& 04/18/04&&..........................................       399,904
   125,000     1.030%& 04/18/04&&..........................................       125,001
   384,000     1.190%& 04/23/04&&..........................................       384,000
   766,000     1.020%& 04/28/04&&..........................................       765,768
   100,000     Discount note 05/12/04......................................        99,871
    49,750     5.625% 05/14/04.............................................        50,006
   550,000     0.990%& 06/06/04&&..........................................       549,525
    25,000     1.003%& 06/10/04&&..........................................        24,995
   189,000     Discount note 06/25/04......................................       188,527
    19,115     7.400% 07/01/04.............................................        19,404
   300,000     0.980%& 07/03/04&&..........................................       299,705
   200,000     1.080% 07/23/04.............................................       199,914
   350,000     6.500% 08/15/04.............................................       356,709
   100,000     Discount note 10/15/04......................................        99,256
   200,000     Discount note 11/12/04......................................       198,253

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- (CONTINUED)
$  420,000     1.430% 11/15/04.............................................   $   420,000
   200,000     1.500% 11/16/04.............................................       200,000
                                                                              -----------
                                                                                6,126,294
                                                                              -----------
             STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 0.2%
   111,845     4.750% 04/23/04.............................................       112,076
                                                                              -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $17,139,463)..........................................    17,139,463
                                                                              -----------
             U.S. TREASURY OBLIGATIONS -- 0.2%
             U.S. TREASURY NOTES -- 0.2%
    25,000     3.250% 05/31/04.............................................        25,088
    10,000     2.250% 07/31/04.............................................        10,039
    50,000     1.500% 02/28/05.............................................        50,088
                                                                              -----------
             TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $85,215)..............................................        85,215
                                                                              -----------
             REPURCHASE AGREEMENTS -- 13.4%
   151,186   Agreement with Banque National de Paris, 1.050% dated 03/31/04 to be repurchased at $151,190 on 04/01/04 collateralized by:
               U.S. Government and Agency Obligations; collateral valued at
               $154,211....................................................       151,186
   201,342   Agreement with Barclays Bank plc, (New York), 1.010% dated
               03/31/04 to be repurchased at $201,348 on 04/01/04
               collateralized by: U.S. Treasury Obligations; collateral
               valued at $205,370..........................................       201,342
   370,000   Agreement with Bear Stearns Companies Inc., 1.020% dated
               03/31/04 to be repurchased at $370,010 on 04/01/04
               collateralized by: U.S. Treasury Obligations; collateral
               valued at $377,800..........................................       370,000
 1,800,000   Agreement with Countrywide Home Loans, Inc., 1.080% dated
               03/31/04 to be repurchased at $1,800,054 on 04/01/04
               collateralized by: U.S. Government and Agency Obligations;
               collateral valued at $1,836,000.............................     1,800,000

PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS -- (CONTINUED)
$  100,000   Agreement with Credit Suisse First Boston Corporation, 1.100%
               dated 03/31/04 to be repurchased at $100,003 on 04/01/04
               collateralized by: Various Commercial Paper; collateral
               valued at $102,003..........................................   $   100,000
   300,000   Agreement with Dresdner Kleinwort Benson North America LLC,
               1.050% dated 03/31/04 to be repurchased at $300,009 on
               04/01/04 collateralized by: U.S. Government and Agency
               Obligations; collateral valued at $306,001..................       300,000
   400,000   Agreement with Goldman Sachs and Company, 1.060% dated
               03/31/04 to be repurchased at $400,011 on 04/01/04
               collateralized by: U.S. Government and Agency Obligations;
               collateral valued at $408,000...............................       400,000
   800,000   Agreement with Goldman Sachs and Company, 1.090% dated
               03/31/04 to be repurchased at $800,024 on 04/01/04
               collateralized by: Various Commercial Paper; collateral
               valued at $816,001..........................................       800,000
   400,000   Agreement with Goldman Sachs and Company, 1.080% dated
               03/30/04 to be repurchased at $400,084 on 04/06/04
               collateralized by: U.S. Government and Agency Obligations;
               collateral valued at $408,000...............................       400,000
   200,000   Agreement with J.P. Morgan Securities Inc., 1.080% dated
               3/31/04 to be repurchased at $200,006 on 04/01/04
               collateralized by: Various Commercial Paper; collateral
               valued at $204,005..........................................       200,000
   800,000   Agreement with Merrill Lynch Government Securities Inc.,
               1.090% dated 3/31/04 to be repurchased at $800,024 on
               04/01/04 collateralized by: Various Commercial Paper;
               collateral valued at $816,005...............................       800,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS -- (CONTINUED)
$2,200,000   Agreement with UBS Warburg, 1.080% dated 03/31/04 to be
               repurchased at $2,200,066 on 04/01/04 collateralized by:
               U.S. Government and Agency Obligations; collateral valued at
               $2,244,003..................................................   $ 2,200,000
   200,000   Agreement with Westdeutsche Landesbank Girozentrale, 1.080%
               dated 03/31/04 to be repurchased at 200,006 on 04/01/04
               collateralized by: U.S. Government and Agency Obligations;
               collateral valued at $204,000...............................       200,000
                                                                              -----------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $7,922,528)...........................................     7,922,528
                                                                              -----------
             TOTAL INVESTMENTS
               (Cost $61,795,513*)...............................     104.7%   61,795,513
                                                                              -----------
             OTHER ASSETS AND LIABILITIES (NET)..................      (4.7)%
             Receivable for investment securities sold.....................   $   257,750
             Receivable for Fund shares sold...............................            22
             Interest receivable...........................................        59,233
             Payable for Fund shares redeemed..............................        (1,055)
             Investment advisory fee payable...............................        (6,039)
             Administration fee payable....................................        (5,508)
             Shareholder servicing and distribution fees payable...........        (8,539)
             Due to custodian..............................................           (11)
             Distributions payable.........................................       (16,662)
             Payable for investment securities purchased...................    (3,037,563)
             Accrued Trustees' fees and expenses...........................          (400)
             Accrued expenses and other liabilities........................        (1,385)
                                                                              -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (2,760,157)
                                                                              -----------
             NET ASSETS..........................................     100.0%  $59,035,356
                                                                              ===========
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold.............   $    (1,424)
             Paid-in capital...............................................    59,036,780
                                                                              -----------
             NET ASSETS....................................................   $59,035,356
                                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

NATIONS MONEY MARKET FUNDS

Nations Cash Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004



                                                                                 VALUE
------------------------------------------------------------------------------------------
             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
             CAPITAL CLASS SHARES:
             ($24,767,958,257 / 24,769,178,388 shares outstanding).........         $1.00
                                                                              ===========
             TRUST CLASS SHARES:
             ($4,080,552,320 / 4,080,834,022 shares outstanding)...........         $1.00
                                                                              ===========
             LIQUIDITY CLASS SHARES:
             ($1,343,416,144 / 1,343,373,014 shares outstanding)...........         $1.00
                                                                              ===========
             ADVISER CLASS SHARES:
             ($12,093,315,915 / 12,093,797,334 shares outstanding).........         $1.00
                                                                              ===========
             INVESTOR CLASS SHARES:
             ($2,321,369,133 / 2,322,009,083 shares outstanding)...........         $1.00
                                                                              ===========
             MARKET CLASS SHARES:
             ($31,918 / 31,916 shares outstanding).........................         $1.00
                                                                              ===========
             DAILY CLASS SHARES:
             ($8,746,650,445 / 8,746,844,060 shares outstanding)...........         $1.00
                                                                              ===========
             INVESTOR A SHARES:
             ($285,257,025 / 285,334,761 shares outstanding)...............         $1.00
                                                                              ===========
             INVESTOR B SHARES:
             ($30,553,808 / 30,553,344 shares outstanding).................         $1.00
                                                                              ===========
             INVESTOR C SHARES:
             ($1,507,746 / 1,507,737 shares outstanding)...................         $1.00
                                                                              ===========
             INSTITUTIONAL CLASS SHARES:
             ($5,350,799,242 / 5,350,727,013 shares outstanding)...........         $1.00
                                                                              ===========
             MARSICO SHARES:
             ($13,943,779 / 13,942,239 shares outstanding).................         $1.00
                                                                              ===========

---------------

 *Federal income tax information (see Note 7).

 &Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2004.

 &&
  Reset date. Interest rates reset either daily, weekly, monthly, or quarterly.

 #Security not registered under the Securities Act of 1933, as amended.
  These securities may be resold in transactions exempt from registration to qualified institutional buyers.

 +Amount represents less than 0.1%.

 @@
  Restricted security (see Note 5).

(a)
  Fair valued security (see Note 1).

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Money Market Reserves

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 2.1%
            ASSET-BACKED -- AUTO LOANS -- 0.2%
$   2,624   Daimler Chrysler Auto Trust, Series 2003-A, Class A1,
              1.100%& 04/08/04&&#.........................................   $     2,624
   18,365   Whole Auto Loan Trust, Series 2003-1, Class A1,
              1.100% 09/15/04.............................................        18,365
                                                                             -----------
                                                                                  20,989
                                                                             -----------
            ASSET-BACKED -- OTHER -- 1.9%
   42,500   Davis Square Funding, Ltd., Series 2003-1A, Class A1E,
              1.170%& 04/16/04&&@@........................................        42,500
    8,783   G-Star Ltd., Series 2002-2A, Class A1MA,
              1.140%& 04/25/04&&@@........................................         8,783
    7,286   G-Star Ltd., Series 2002-2A, Class A1MB,
              1.150%& 04/26/04&&@@........................................         7,286
   50,000   Phoenix-Mistic CBO, Ltd., Series 2002-1A, Class A1A,
              1.220%& 09/15/04&&@@........................................        50,017
   76,000   Putnam Structured Product CDO, Series 2002-1A, Class A1E,
              1.143%& 04/12/04&&@@........................................        76,000
   50,000   Winston Funding Ltd., Series 2003-1, Class A1MB,
              1.160%& 04/23/04&&@@........................................        50,000
                                                                             -----------
                                                                                 234,586
                                                                             -----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $255,575).............................................       255,575
                                                                             -----------
            BANK OBLIGATIONS -- 22.3%
            BANK NOTES -- 9.5%
  404,066   Key Bank N.A.
              1.000% 04/01/04.............................................       404,065
  250,000   SouthTrust Bank N.A.
              1.050% 04/01/04.............................................       250,000
  200,000   US Bank N.A.
              1.040% 04/01/04.............................................       200,000
            Wells Fargo Bank N.A., (San Francisco)
  160,000     1.040%& 04/01/04&&..........................................       160,000
  135,000     1.040%& 04/07/04&&..........................................       134,998
   25,000     1.030%& 04/16/04&&..........................................        24,998
                                                                             -----------
                                                                               1,174,061
                                                                             -----------
            CERTIFICATES OF DEPOSIT -- DOMESTIC -- 1.0%
   50,000   Chase Manhattan Bank USA N.A.
              1.050%& 04/30/04&&..........................................        50,000
   30,000   First Tennessee Bank, (Memphis)
              1.060%& 06/30/04............................................        30,000
   50,000   Wachovia Bank N.A.
              1.050%& 04/01/04&&..........................................        50,000
                                                                             -----------
                                                                                 130,000
                                                                             -----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
            CERTIFICATES OF DEPOSIT -- YANKEE -- 7.8%
$ 380,000   Barclays Bank plc, (New York)
              1.050%& 04/01/04&&..........................................   $   379,963
            Credit Agricole Indosuez, (New York)
  110,000     1.015%& 04/19/04&&..........................................       109,968
   50,000     1.465% 11/17/04.............................................        49,997
            Credit Suisse First Boston, (New York)
  100,000     1.065%& 04/20/04&&..........................................       100,000
  100,000     1.060%& 07/06/04&&..........................................        99,980
   25,000   Danske Bank, (New York)
              1.040%& 06/23/04&&..........................................        24,995
   75,000   Societe Generale, (New York)
              1.028%& 04/13/04&&..........................................        74,982
   75,000   Swedbank, (New York)
              1.035%& 05/21/04&&..........................................        74,991
   50,000   Westdeutsche Landesbank
              1.040%& 04/20/04&&..........................................        49,999
                                                                             -----------
                                                                                 964,875
                                                                             -----------
            PROMISSORY NOTES -- 0.8%
  100,000   Goldman Sachs Group Inc.
              1.200% 09/13/04@@...........................................       100,000
                                                                             -----------
            TIME DEPOSITS -- EURO -- 3.2%
  200,000   Societe Generale
              1.063% 04/01/04.............................................       200,000
  200,000   Wells Fargo and Company
              1.031% 04/01/04.............................................       200,000
                                                                             -----------
                                                                                 400,000
                                                                             -----------
            TOTAL BANK OBLIGATIONS
              (Cost $2,768,936)...........................................     2,768,936
                                                                             -----------
            CORPORATE OBLIGATIONS -- 31.9%
            COMMERCIAL PAPER -- 18.3%
   50,000   Abbey National North America LLC
              Discount note 04/26/04......................................        49,965
   50,000   Amstel Funding Corporation
              Discount note 08/11/04#.....................................        49,797
   70,608   Atlantis One Funding
              Discount note 08/12/04#.....................................        70,326
   50,000   Bavaria TRR Corporation
              Discount note 04/15/04#.....................................        49,979
   20,000   Citigroup Global Markets Holdings Inc.
              Discount note 05/24/04......................................        19,970
  150,000   Corporate Asset Funding Company LLC
              Discount note 06/15/04#.....................................       149,676
   40,000   CXC LLC
              Discount note 05/14/04#.....................................        39,945
   40,000   Delaware Funding Corporation LLC
              Discount note 04/26/04#.....................................        39,972
   50,000   Edison Asset Securitization LLC
              Discount note 08/16/04#.....................................        49,795

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

NATIONS MONEY MARKET FUNDS

Nations Money Market Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
            COMMERCIAL PAPER -- (CONTINUED)
$  20,000   Fairway Finance Corporation
              Discount note 04/20/04#.....................................   $    19,989
            Falcon Asset Securitization Corporation
   75,000     Discount note 04/12/04#.....................................        74,977
   70,000     Discount note 04/22/04#.....................................        69,958
   35,000   Galaxy Funding Corporation
              Discount note 06/15/04#.....................................        34,925
            General Electric Capital Corporation
   50,000     Discount note 05/12/04......................................        49,933
   25,000     Discount note 08/09/04......................................        24,901
   30,000   General Electric Capital International Funding, Inc.
              Discount note 04/15/04#.....................................        29,988
            GIRO Balanced Funding Corporation
   40,000     Discount note 04/19/04#.....................................        39,979
   50,294     Discount note 06/21/04#.....................................        50,176
            Goldman Sachs Group, Inc.
   30,000     1.070%& 04/19/04&&..........................................        30,000
   20,000     1.090%& 04/19/04&&..........................................        20,000
   50,000   Grampian Funding LLC
              Discount note 08/12/04#.....................................        49,801
   50,000   Greyhawk Funding LLC
              Discount note 06/08/04#.....................................        49,887
   25,000   HBOS Treasury Services plc
              Discount note 08/23/04......................................        24,892
   50,000   Jupiter Securitization Corporation
              Discount note 04/29/04#.....................................        49,960
   15,500   Lake Constance Funding LLC
              Discount note 05/13/04#.....................................        15,479
            Leafs LLC
  100,000     1.100%& 04/20/04&&#.........................................       100,000
   15,000     1.100%& 04/20/04&&@@........................................        15,000
   59,726   Mane Funding Corporation
              Discount note 04/20/04#.....................................        59,693
            Market Street Funding Corporation
   50,000     Discount note 04/13/04#.....................................        49,983
   48,138     Discount note 04/19/04#.....................................        48,113
   50,000     Discount note 04/21/04#.....................................        49,972
   25,000   MOAT Funding LLC
              Discount note 08/12/04#.....................................        24,900
            Mont Blanc Capital Corporation
   50,000     Discount note 04/26/04#.....................................        49,964
   23,597     Discount note 04/28/04#.....................................        23,579
   40,000   Morgan Stanley
              Discount note 04/08/04......................................        39,992
   55,000   Nordea North America Inc.
              Discount note 06/23/04......................................        54,869
   40,000   Northern Rock plc
              Discount note 04/21/04#.....................................        39,974
  150,000   Paradigm Funding LLC
              1.050%& 04/22/04&&#.........................................       149,999
            Preferred Receivables Funding
   40,000     Discount note 04/15/04#.....................................        39,984
   57,876     Discount note 04/22/04#.....................................        57,842
            Scaldis Capital LLC
   50,000     Discount note 04/26/04#.....................................        49,964
   21,936     Discount note 06/22/04#.....................................        21,884

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
            COMMERCIAL PAPER -- (CONTINUED)
$  25,000   Sheffield Receivables Corporation
              Discount note 04/26/04#.....................................   $    24,982
   25,000   Sigma Finance Inc.
              Discount note 04/22/04......................................        24,983
   40,878   Solitaire Funding LLC
              Discount note 05/25/04#.....................................        40,815
  100,000   Thames Asset Global Securitization NO. 1 Inc.
              Discount note 04/20/04#.....................................        99,946
   45,000   Windmill Funding Corporation
              Discount note 04/21/04#.....................................        44,974
                                                                             -----------
                                                                               2,265,682
                                                                             -----------
            CORPORATE BONDS AND NOTES -- 13.6%
    7,105   Acton Assisted Living
              1.210%& 04/07/04&&..........................................         7,105
   13,994   Associates Corporation N.A.
              5.800% 04/20/04.............................................        14,027
   25,000   Beta Finance Inc.
              1.045%& 04/15/04&&#.........................................        24,999
   50,000   CC (USA) Inc., MTN
              1.045%& 04/15/04&&#.........................................        49,998
            General Electric Capital Corporation
   15,000     1.220%& 04/22/04............................................        15,001
   46,000     1.235%& 06/15/04&&..........................................        46,084
   50,000   Household Finance Corporation
              1.120%& 05/18/04&&..........................................        50,000
   29,180   JP Morgan Chase & Company
              5.750% 04/15/04.............................................        29,229
            JP Morgan Chase & Company, MTN, Series C
   25,000     1.280%& 05/10/04............................................        25,005
   56,250     1.290%& 05/20/04............................................        56,265
            K2 (USA) LLC
   50,000     1.053%& 04/13/04&&#.........................................        49,999
   40,000     1.055%& 04/20/04&&#.........................................        39,999
            Links Finance LLC
  100,000     1.056%& 04/05/04&&#.........................................        99,983
   25,000     1.053%& 04/13/04&&#.........................................        24,999
   75,000     1.060%& 04/26/04&&#.........................................        75,000
            Merrill Lynch and Company, Inc., MTN, Series B
   25,000     1.050%& 04/13/04............................................        25,000
   25,220     1.420%& 05/21/04............................................        25,232
            Merrill Lynch and Company, Inc., MTN, Series C
   40,000     1.046%& 05/04/04&&..........................................        40,000
  100,000     1.062%& 05/17/04&&..........................................       100,000
   65,000     1.060%& 06/01/04&&..........................................        65,000
  100,000   Morgan Stanley, MTN, Series C
              1.210%& 04/15/04&&..........................................       100,000
            Premier Asset LLC
   50,000     1.050%& 04/14/04&&#.........................................        50,000
   20,000     1.060%& 04/15/04&&#.........................................        20,000
    6,790   Schlitz Park Associates II LP
              1.120%& 04/01/04&&..........................................         6,790

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Money Market Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- (CONTINUED)
            Sigma Finance Inc.
$  25,000     1.053%& 04/13/04&&#.........................................   $    24,998
   30,000     1.063%& 04/13/04&&#.........................................        29,998
   60,000     1.080%& 04/13/04&&#.........................................        59,994
  150,000     1.050%& 04/15/04&&#.........................................       149,996
  130,000     1.060%& 04/29/04&&#.........................................       129,978
   17,490   SMM Trust 2003-H
              1.235%& 06/23/04&&#.........................................        17,490
   15,000   SMM Trust 2003-M
              1.235%& 06/15/04&&#.........................................        15,000
            Toyota Motor Credit Corporation, MTN
   50,000     1.040%& 06/17/04............................................        49,997
   55,000     1.030%& 06/30/04&&..........................................        54,989
   48,000   Whistlejacket Capital Ltd.
              1.055%& 04/13/04&&#.........................................        47,999
            White Pine Finance LLC
   30,000     1.045%& 04/15/04&&#.........................................        29,998
   40,000     1.050%& 04/20/04&&#.........................................        39,999
                                                                             -----------
                                                                               1,690,151
                                                                             -----------
            TOTAL CORPORATE OBLIGATIONS
              (Cost $3,955,833)...........................................     3,955,833
                                                                             -----------
            EXTENDABLE COMMERCIAL NOTES -- 3.5%
            Citibank Credit Card Master Trust
   50,000     Discount note 04/21/04#.....................................        49,971
   50,000     Discount note 04/22/04#.....................................        49,970
   50,000     Discount note 04/27/04#.....................................        49,962
   75,000     Discount note 04/28/04#.....................................        74,942
   80,000   Discover Card Master Trust
              Discount note 04/22/04#.....................................        79,952
            MBNA Credit Card Master Trust
   50,000     Discount note 04/21/04......................................        49,971
   50,000     Discount note 04/29/04......................................        49,960
   35,000     Discount note 06/10/04......................................        34,929
                                                                             -----------
            TOTAL EXTENDABLE COMMERCIAL NOTES
              (Cost $439,657).............................................       439,657
                                                                             -----------
            MORTGAGE-BACKED SECURITIES -- 4.6%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 4.6%
   48,709   Granite Mortgages plc, Series 2004-1, Class 1A1,
              1.050%& 04/20/04&&..........................................        48,709
   37,500   Holmes Financing plc, Series 7, Class 1A,
              1.050%& 04/15/04............................................        37,500
  180,000   Holmes Financing plc, Series 8, Class 1A,
              1.045%& 05/15/04&&..........................................       180,000
   21,670   Paragon Mortgages plc, Series 6A, Class A1,
              1.110%& 04/15/04&&#.........................................        21,670

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
$ 115,000   Permanent Financing plc, Series 3, Class 1A,
              1.053%& 04/10/04&&..........................................   $   115,000
   65,000   Permanent Financing plc, Series 4, Class 1A,
              1.040%& 04/12/04&&..........................................        65,000
   51,072   Residential Mortgage Securities, Series 15A, Class A1,
              1.140%& 04/13/04&&#.........................................        51,072
   50,000   Residential Mortgage Securities, Series 17A, Class A1,
              1.100%& 04/13/04&&#.........................................        50,000
                                                                             -----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $568,951).............................................       568,951
                                                                             -----------
            MUNICIPAL BONDS AND NOTES -- 1.0%
            CALIFORNIA -- 0.6%
   76,880   California Housing Finance Agency Revenue, Series 2000K, (FSA
              Insured),
              1.080%& 04/07/04&&..........................................        76,880
                                                                             -----------
            COLORADO -- 0.0%+
    3,000   Denver, Colorado City and County Airport Revenue Refunding,
              Series 2002D, (Societe Generale LOC),
              1.090%& 04/07/04&&..........................................         3,000
                                                                             -----------
            NEW YORK -- 0.4%
   47,902   New York City, New York GO, Series 2001A-9, (FGIC Insured,
              FGIC SBPA),
              1.040%& 04/07/04&&..........................................        47,902
                                                                             -----------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $127,782).............................................       127,782
                                                                             -----------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 28.9%
            FEDERAL FARM CREDIT BANK (FFCB) -- 0.4%
   50,000   1.050%& 04/01/04&&............................................        50,000
                                                                             -----------
            FEDERAL HOME LOAN BANK (FHLB) -- 12.1%
   75,000     1.050%& 04/01/04&&..........................................        75,000
   50,000     1.008%& 04/02/04&&..........................................        49,991
   75,000     1.011%& 04/02/04&&..........................................        75,005
   50,000     1.190%& 05/06/04&&..........................................        50,000
  275,000     0.995%& 06/08/04&&..........................................       274,782
  300,000     1.025%& 06/15/04&&..........................................       299,948
   25,000     3.375% 06/15/04.............................................        25,114
   10,000     4.750% 06/28/04.............................................        10,087

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

NATIONS MONEY MARKET FUNDS

Nations Money Market Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
            FEDERAL HOME LOAN BANK (FHLB) -- (CONTINUED)
$  50,000     1.050%& 07/03/04&&..........................................   $    49,974
  150,000     0.993%& 07/05/04&&..........................................       149,881
   25,000     1.350% 08/25/04.............................................        25,000
    5,000     2.000% 11/15/04.............................................         5,016
   25,000     1.500% 12/07/04.............................................        25,000
   40,000     1.510% 12/08/04.............................................        40,000
   75,000     1.400% 02/25/05.............................................        75,000
  100,000     1.350% 04/15/05.............................................       100,000
  175,000     1.300% 04/25/05.............................................       175,000
                                                                             -----------
                                                                               1,504,798
                                                                             -----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 5.6%
   50,000     Discount note 04/01/04......................................        50,000
   50,000     1.036%& 04/01/04&&..........................................        49,987
  150,000     1.190%& 04/21/04&&..........................................       150,000
   75,000     1.061%& 05/01/04&&..........................................        74,981
   60,000     Discount note 06/09/04......................................        59,863
  150,000     1.085%& 06/09/04&&..........................................       150,000
   40,313     Discount note 06/10/04......................................        40,223
   25,000     Discount note 06/15/04......................................        24,938
   20,000     1.170% 08/20/04.............................................        20,000
   75,000     1.400% 11/03/04.............................................        75,000
                                                                             -----------
                                                                                 694,992
                                                                             -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 10.8%
   50,000     Discount note 04/01/04......................................        50,000
   11,000     1.000%& 04/01/04&&..........................................        10,997
  100,000     0.995%& 04/03/04&&..........................................        99,981
  115,000     0.980%& 04/17/04&&..........................................       114,996
  100,000     1.010%& 04/18/04&&..........................................        99,976
   35,130     1.030%& 04/18/04&&..........................................        35,130
   80,000     1.190%& 04/23/04&&..........................................        80,000
  100,000     1.020%& 04/28/04&&..........................................        99,961
  350,000     0.990%& 06/06/04&&..........................................       349,697
    7,288     3.000% 06/15/04.............................................         7,314
  100,000     0.980%& 07/03/04&&..........................................        99,902
   43,000     1.080% 07/23/04.............................................        42,981
   62,954     6.500% 08/15/04.............................................        64,161
   55,000     Discount note 11/12/04......................................        54,518
   50,000     1.430% 11/15/04.............................................        50,000
   80,000     1.500% 11/16/04.............................................        80,000
                                                                             -----------
                                                                               1,339,614
                                                                             -----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $3,589,404)...........................................     3,589,404
                                                                             -----------
            REPURCHASE AGREEMENTS -- 10.4%
  200,000   Agreement with Countrywide Home Loans, Inc.,
              1.080% dated 03/31/04 to be repurchased at $200,006 on
              04/01/04 collateralized by: U.S. Government and Agency
              Obligations; collateral valued at $204,000..................       200,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS -- (CONTINUED)
$  91,054   Agreement with Deutsche Bank Securities Inc.,
              1.050% dated 3/31/04 to be repurchased at $91,057 on
              04/01/04 collateralized by: U.S. Treasury Obligations;
              collateral valued at $92,876................................   $    91,054
  100,000   Agreement with Dresdner Kleinworth Benson North America LLC,
              1.050% dated 03/31/04 to be repurchased at $100,003 on
              04/01/04 collateralized by: U.S. Government and Agency
              Obligations; collateral valued at $102,003..................       100,000
  100,000   Agreement with Goldman Sachs and Company,
              1.060% dated 03/31/04 to be repurchased at $100,003 on
              04/01/04 collateralized by: U.S. Government and Agency
              Obligations; collateral valued at $102,000..................       100,000
  200,000   Agreement with Goldman Sachs and Company,
              1.090% dated 03/31/04 to be repurchased at $200,006 on
              04/01/04 collateralized by: Various Commercial Paper;
              collateral valued at $204,002...............................       200,000
  100,000   Agreement with Goldman Sachs and Company, 1.080% dated
              03/30/04 to be repurchased at $100,021 on 04/06/04
              collateralized by: U.S. Government and Agency Obligations;
              collateral valued at $102,000...............................       100,000
  100,000   Agreement with J.P. Morgan Securities Inc.,
              1.080% dated 03/31/04 to be repurchased at $100,003 on
              04/01/04 collateralized by: Various Commercial Paper;
              collateral valued at $102,002...............................       100,000
  200,000   Agreement with Merrill Lynch Securities Inc.,
              1.090% dated 03/31/04 to be repurchased at $200,006 on
              04/01/04 collateralized by: Various Commercial Paper;
              collateral valued at $204,003...............................       200,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Money Market Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS -- (CONTINUED)
w$200,000   Agreement with UBS Warburg,
              1.080% dated 03/31/04 to be repurchased at $200,006 on
              04/01/04 collateralized by: U.S. Government and Agency
              Obligations; collateral valued at $204,001..................   $   200,000
                                                                             -----------
            TOTAL REPURCHASE AGREEMENTS
              (Cost $1,291,054)...........................................     1,291,054
                                                                             -----------
            TOTAL INVESTMENTS
              (Cost $12,997,192*)...............................     104.7%   12,997,192
                                                                             -----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (4.7)%
            Interest receivable...........................................   $    10,187
            Payable for Fund shares redeemed..............................            (2)
            Investment advisory fee payable...............................        (1,194)
            Administration fee payable....................................        (1,390)
            Shareholder servicing and distribution fees payable...........          (482)
            Distributions payable.........................................        (4,892)
            Payable for investment securities purchased...................      (579,736)
            Accrued Trustees' fees and expenses...........................           (59)
            Accrued expenses and other liabilities........................          (284)
                                                                             -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (577,852)
                                                                             -----------
            NET ASSETS..........................................     100.0%  $12,419,340
                                                                             ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $       189
            Accumulated net realized gain on investments sold.............           150
            Paid-in capital...............................................    12,419,001
                                                                             -----------
            NET ASSETS....................................................   $12,419,340
                                                                             ===========


                                                                                VALUE
-----------------------------------------------------------------------------------------
            NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            CAPITAL CLASS SHARES:
            ($9,064,090,201 / 9,063,918,214 shares outstanding)...........         $1.00
                                                                             ===========
            TRUST CLASS SHARES:
            ($9,344,291 / 9,362,433 shares outstanding)...................         $1.00
                                                                             ===========
            LIQUIDITY CLASS SHARES:
            ($437,371,277 / 437,291,759 shares outstanding)...............         $1.00
                                                                             ===========
            ADVISER CLASS SHARES:
            ($1,791,613,249 / 1,791,521,542 shares outstanding)...........         $1.00
                                                                             ===========
            INVESTOR CLASS SHARES:
            ($89,995,472 / 89,975,039 shares outstanding).................         $1.00
                                                                             ===========
            DAILY CLASS SHARES:
            ($3,777,845 / 3,776,171 shares outstanding)...................         $1.00
                                                                             ===========
            SERVICE CLASS SHARES:
            ($75,965,246 / 75,959,942 shares outstanding).................         $1.00
                                                                             ===========
            INVESTOR B SHARES:
            ($8,954,938 / 8,953,699 shares outstanding)...................         $1.00
                                                                             ===========
            INVESTOR C SHARES:
            ($754,394 / 754,325 shares outstanding).......................         $1.00
                                                                             ===========
            INSTITUTIONAL CLASS SHARES:
            ($937,473,533 / 937,424,024 shares outstanding)...............         $1.00
                                                                             ===========

---------------

 *Federal income tax information (see Note 7).

 &Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2004.

 &&
  Reset date. Interest rates reset either daily, weekly, monthly, or quarterly.

 #Security not registered under the Securities Act of 1933, as amended.
  These securities may be resold in transactions exempt from registration to qualified institutional buyers.

 +Amount represents less than 0.1%.

 @@
  Restricted security (see Note 5).

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS MONEY MARKET FUNDS

Nations Treasury Reserves

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 29.8%
            U.S. TREASURY BILLS -- 10.3%
$ 245,283     Discount note 04/01/04......................................   $  245,283
  500,000     Discount note 04/15/04......................................      499,817
  200,000     Discount note 04/22/04......................................      199,890
    2,674     Discount note 07/22/04......................................        2,666
                                                                             ----------
                                                                                947,656
                                                                             ----------
            U.S. TREASURY BONDS -- 0.4%
   40,000     2.125% 08/31/04.............................................       40,136
                                                                             ----------
            U.S. TREASURY NOTES -- 19.1%
  406,000     3.375% 04/30/04.............................................      406,686
  313,000     2.875% 06/30/04.............................................      314,426
  384,000     2.250% 07/31/04.............................................      385,452
   75,000     1.875% 09/30/04.............................................       75,195
   70,000     2.125% 10/31/04.............................................       70,361
   89,000     5.875% 11/15/04.............................................       91,491
  185,000     2.000% 11/30/04.............................................      185,836
   90,000     1.750% 12/31/04.............................................       90,253
  150,000     1.500% 02/28/05.............................................      150,266
                                                                             ----------
                                                                              1,769,966
                                                                             ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $2,757,758)...........................................    2,757,758
                                                                             ----------
            REPURCHASE AGREEMENTS -- 70.1%
  370,000   Agreement with ABN AMRO, 1.000% dated 03/31/04 to be
              repurchased at $370,010 on 04/01/04 collateralized by: U.S.
              Treasury Obligations and U.S. Government and Agency
              Obligations; collateral valued at $377,400..................      370,000
  500,000   Agreement with Banque National de Paris, 1.010% dated 03/31/04 to be repurchased at $500,014 on 04/01/04 collateralized by:
              U.S. Treasury Obligations; collateral valued at $510,001....      500,000
  343,658   Agreement with Barclays Capital Inc., 1.010% dated 03/31/04 to be repurchased at $343,668 on 04/01/04 collateralized by:
              U.S. Treasury Obligations; collateral valued at $350,532....      343,658
  630,000   Agreement with Bear Stearns Companies Inc., 1.020% dated
              03/31/04 to be repurchased at $630,018 on 04/01/04
              collateralized by: U.S. Treasury Obligations; collateral
              valued at $645,824..........................................      630,000
  200,000   Agreement with Credit Suisse First Boston Corporation, 1.010%
              dated 03/31/04 to be repurchased at $200,006 on 04/01/04
              collateralized by: U.S. Treasury Obligations; collateral
              valued at $204,003..........................................      200,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS -- (CONTINUED)
$ 150,000   Agreement with Deutsche Bank Securities Inc., 1.000% dated
              03/31/04 to be repurchased at $150,004 on 04/01/04
              collateralized by: U.S. Treasury Obligations; collateral
              valued at $154,490..........................................   $  150,000
  200,000   Agreement with Deutsche Bank Securities Inc., 1.200% dated
              03/26/04 to be repurchased at $202,640 on 04/26/05
              collateralized by: U.S. Treasury Obligations; collateral
              valued at $202,511..........................................      200,000
  370,000   Agreement with Dresdner Kleinwort Benson North America LLC,
              0.950% dated 03/31/04 to be repurchased at $370,010 on
              04/01/04 collateralized by: U.S. Treasury Obligations;
              collateral valued at $377,405...............................      370,000
  275,000   Agreement with First Union Securities, Inc., 1.040% dated
              03/31/04 to be repurchased at $275,008 on 04/01/04
              collateralized by: U.S. Government and Agency Obligations;
              collateral valued at $280,500...............................      275,000
  370,000   Agreement with Goldman Sachs and Company, 1.000% dated
              03/31/04 to be repurchased at $370,010 on 04/01/04
              collateralized by: U.S. Treasury Obligations; collateral
              valued at $377,401..........................................      370,000
  500,000   Agreement with Greenwich Capital Markets Inc., 1.010% dated
              03/31/04 to be repurchased at $500,014 on 04/01/04
              collateralized by: U.S. Treasury Obligations; collateral
              valued at $510,005..........................................      500,000
  300,000   Agreement with J.P. Morgan Securities Inc., 1.030% dated
              03/31/04 to be repurchased at $300,009 on 04/01/04
              collateralized by: U.S. Government and Agency Obligations;
              collateral valued at $306,001...............................      300,000
  370,000   Agreement with Merrill Lynch Government Securities Inc.,
              0.970% dated 03/31/04 to be repurchased at $370,010 on
              04/01/04 collateralized by: U.S. Treasury Obligations;
              collateral valued at $377,402...............................      370,000
  100,000   Agreement with Morgan Stanley, 0.940% dated 03/31/04 to be repurchased at $100,003 on 04/01/04 collateralized by: U.S.
              Treasury Obligations; collateral valued at $102,000.........      100,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Treasury Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS -- (CONTINUED)
$ 370,000   Agreement with Salomon Smith Barney Inc., 0.950% dated
              03/31/04 to be repurchased at $370,010 on 04/01/04
              collateralized by: U.S. Treasury Obligations; collateral
              valued at $377,496..........................................   $  370,000
  925,000   Agreement with UBS Warburg, 1.050% dated 03/31/04 to be
              repurchased at $925,027 on 04/01/04 collateralized by: U.S.
              Government and Agency Obligations; collateral valued at
              $943,502....................................................      925,000
  500,000   Agreement with Westdeutsche Landesbank Girozentrale, 1.000%
              dated 03/31/04 to be repurchased at $500,014 on 04/01/04
              collateralized by: U.S. Treasury Obligations; collateral
              valued at $510,001..........................................      500,000
                                                                             ----------
            TOTAL REPURCHASE AGREEMENTS
              (Cost $6,473,658)...........................................    6,473,658
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $9,231,416*)................................      99.9%   9,231,416
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................       0.1%
            Interest receivable...........................................   $   14,220
            Investment advisory fee payable...............................         (938)
            Administration fee payable....................................         (860)
            Shareholder servicing and distribution fees payable...........       (1,512)
            Distributions payable.........................................       (2,564)
            Accrued Trustees' fees and expenses...........................         (271)
            Accrued expenses and other liabilities........................         (236)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................        7,839
                                                                             ----------
            NET ASSETS..........................................     100.0%  $9,239,255
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $       46
            Accumulated net realized loss on investments sold.............          (65)
            Paid-in capital...............................................    9,239,274
                                                                             ----------
            NET ASSETS....................................................   $9,239,255
                                                                             ==========

                                                                                VALUE
----------------------------------------------------------------------------------------
            NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            CAPITAL CLASS SHARES:
            ($2,120,479,582 / 2,120,814,159 shares outstanding)...........        $1.00
                                                                             ==========
            TRUST CLASS SHARES:
            ($808,567,368 / 808,942,650 shares outstanding)...............        $1.00
                                                                             ==========
            LIQUIDITY CLASS SHARES:
            ($347,723,063 / 347,696,762 shares outstanding)...............        $1.00
                                                                             ==========
            ADVISER CLASS SHARES:
            ($4,019,139,490 / 4,019,597,827 shares outstanding)...........        $1.00
                                                                             ==========
            INVESTOR CLASS SHARES:
            ($450,784,008 / 451,065,405 shares outstanding)...............        $1.00
                                                                             ==========
            DAILY CLASS SHARES:
            $291,341,335 / 291,512,317 shares outstanding)................        $1.00
                                                                             ==========
            INVESTOR A SHARES:
            ($702,672,982 / 703,237,130 shares outstanding)...............        $1.00
                                                                             ==========
            INVESTOR B SHARES:
            ($358,704 / 358,697 shares outstanding).......................        $1.00
                                                                             ==========
            INSTITUTIONAL CLASS SHARES:
            ($498,188,185 / 498,188,284 shares outstanding)...............        $1.00
                                                                             ==========

---------------

 *Federal income tax information (see Note 7).

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS MONEY MARKET FUNDS

Nations Government Reserves

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 103.6%
            FEDERAL FARM CREDIT BANK (FFCB) -- 36.3%
$  50,000     0.990%& 04/01/04&&..........................................   $   49,993
   75,000     1.000%& 04/01/04&&..........................................       75,000
   50,000     1.020%& 04/01/04&&..........................................       49,993
  275,000     1.030%& 04/01/04&&..........................................      274,964
  225,000     1.040%& 04/01/04&&..........................................      225,000
  150,000     1.050%& 04/01/04&&..........................................      150,000
  100,000     0.980%& 04/04/04&&..........................................       99,980
  100,000     0.993%& 04/10/04&&..........................................       99,996
   40,090     1.110%& 04/14/04&&..........................................       40,085
  200,000     0.970%& 04/24/04&&..........................................      199,984
  350,000     0.990%& 04/29/04&&..........................................      350,000
    9,400     5.930% 05/28/04.............................................        9,471
   40,000     1.250% 11/24/04.............................................       39,983
                                                                             ----------
                                                                              1,664,449
                                                                             ----------
            FEDERAL HOME LOAN BANK (FHLB) -- 67.3%
    5,333     Discount note 04/01/04......................................        5,333
   47,373     Discount note 04/02/04......................................       47,372
   50,000     1.008%& 04/02/04&&..........................................       49,991
  300,000     1.011%& 04/02/04&&..........................................      300,020
  100,000     1.010%& 04/06/04&&..........................................       99,989
   36,000     Discount note 04/12/04......................................       35,988
   28,536     Discount note 04/14/04......................................       28,525
   87,905     3.750% 04/15/04.............................................       87,993
   40,715     Discount note 04/16/04......................................       40,697
   29,950     4.875% 04/16/04.............................................       29,995
  100,000     0.970%& 04/17/04&&..........................................       99,981
  100,000     1.040%& 04/19/04&&..........................................       99,968
   87,788     Discount note 04/21/04......................................       87,740
  250,000     0.986%& 04/25/04&&..........................................      249,961
   46,571     Discount note 04/28/04......................................       46,533
   50,000     0.989%& 05/03/04&&..........................................       49,965
  100,000     1.190%& 05/06/04&&..........................................      100,000
    5,000     3.375% 05/14/04.............................................        5,013
   74,813     Discount note 05/19/04......................................       74,706
   16,498     Discount note 05/26/04......................................       16,473
   75,000     0.970%& 05/27/04............................................       74,995
   53,995     Discount note 06/02/04......................................       53,891
  200,000     1.025%& 06/15/04&&..........................................      199,965
  134,025     3.375% 06/15/04.............................................      134,652
   50,000     1.040%& 06/21/04&&..........................................       49,990
   41,283     Discount note 06/23/04......................................       41,188
   13,958     Discount note 06/25/04......................................       13,924
   98,000     4.750% 06/28/04.............................................       98,849
   80,000     1.005%& 07/03/04&&..........................................       79,958
   75,000     0.993%& 07/05/04&&..........................................       74,941
  200,000     1.082%& 07/05/04&&..........................................      199,992
   12,000     1.320% 08/18/04.............................................       12,000
   78,000     Discount note 08/20/04......................................       77,679
   50,000     1.350% 08/25/04.............................................       50,000
   18,500     3.625% 10/15/04.............................................       18,721
    2,500     6.250% 11/15/04.............................................        2,576

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FEDERAL HOME LOAN BANK (FHLB) -- (CONTINUED)
$  40,000     1.460% 11/17/04.............................................   $   40,000
   55,000     1.430% 12/01/04.............................................       55,000
   20,000     1.500% 12/07/04.............................................       20,000
   10,000     1.510% 12/08/04.............................................       10,000
   15,000     2.125% 12/15/04.............................................       15,098
   60,000     1.400% 02/25/05.............................................       60,000
   10,000     1.450% 03/11/05.............................................        9,998
   50,000     1.380% 03/28/05.............................................       50,000
   32,000     1.350% 04/15/05.............................................       32,000
   50,000     1.300% 04/25/05.............................................       50,000
                                                                             ----------
                                                                              3,081,660
                                                                             ----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $4,746,109)...........................................    4,746,109
                                                                             ----------
            U.S. TREASURY OBLIGATIONS -- 0.7%
            U.S. TREASURY NOTES -- 0.7%
   15,000     2.250% 07/31/04.............................................       15,058
   18,000     1.500% 02/28/05.............................................       18,032
                                                                             ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $33,090)..............................................       33,090
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $4,779,199*)................................     104.3%   4,779,199
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (4.3)%
            Cash..........................................................   $        1
            Interest receivable...........................................       10,127
            Payable for Fund shares redeemed..............................           (7)
            Investment advisory fee payable...............................         (489)
            Administration fee payable....................................         (535)
            Shareholder servicing and distribution fees payable...........         (762)
            Distributions payable.........................................         (541)
            Payable for investment securities purchased...................     (204,863)
            Accrued Trustees' fees and expenses...........................         (112)
            Accrued expenses and other liabilities........................         (155)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (197,336)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $4,581,863
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $      232
            Accumulated net realized gain on investments sold.............           19
            Paid-in capital...............................................    4,581,612
                                                                             ----------
            NET ASSETS....................................................   $4,581,863
                                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Government Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
----------------------------------------------------------------------------------------
            NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            CAPITAL CLASS SHARES:
            ($1,289,051,842 / 1,288,817,786 shares outstanding)...........        $1.00
                                                                             ==========
            TRUST CLASS SHARES:
            ($292,272,261 / 292,219,814 shares outstanding)...............        $1.00
                                                                             ==========
            LIQUIDITY CLASS SHARES:
            ($300,884,643 / 300,828,932 shares outstanding)...............        $1.00
                                                                             ==========
            ADVISER CLASS SHARES:
            ($1,104,735,379 / 1,104,868,381 shares outstanding)...........        $1.00
                                                                             ==========
            INVESTOR CLASS SHARES:
            ($792,633,694 / 792,805,612 shares outstanding)...............        $1.00
                                                                             ==========
            DAILY CLASS SHARES:
            ($352,045,964 / 351,979,916 shares outstanding)...............        $1.00
                                                                             ==========
            INVESTOR A SHARES:
            ($11,262,849 / 11,258,871 shares outstanding).................        $1.00
                                                                             ==========
            INVESTOR B SHARES:
            ($917,408 / 917,157 shares outstanding).......................        $1.00
                                                                             ==========
            INSTITUTIONAL CLASS SHARES:
            ($438,058,832 / 438,026,340 shares outstanding)...............        $1.00
                                                                             ==========

---------------

 *Federal income tax information (see Note 7).

 &Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2004.

 &&
  Reset date. Interest rates reset either daily, weekly, monthly, or quarterly.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 101.6%
            ALABAMA -- 0.6%
$   4,200   Birmingham, Alabama Medical Clinic Board Revenue, (Medical
              Advancement Foundation Project) Series 2000A, (Columbus Bank
              & Trust LOC),
              1.290% 09/01/30**...........................................   $    4,200
    3,615   Birmingham, Alabama Private Educational Building Authority
              Revenue, (The Altamont School Project) Series 1998, (AmSouth
              Bank of Alabama N.A. LOC),
              1.120% 04/01/13**...........................................        3,615
    3,105   Daphne, Alabama YMCA Public Park and Recreation Board Revenue,
              (YMCA Project) Series 2002, (Legions Bank LOC),
              1.090% 10/01/22**...........................................        3,105
    1,250   Dothan Houston County, Alabama Airport Authority, Airport
              Revenue, (Pemco Aviation Group Project) Series 2002, AMT,
              (SouthTrust Bank N.A. LOC),
              1.270% 10/01/17**...........................................        1,250
    3,255   Geneva County, Alabama Industrial Development Board Revenue,
              (Brooks AG Company Inc. Project) Series 2002, AMT, (Regions
              Bank LOC),
              1.170% 03/01/14**...........................................        3,255
    3,450   Huntsville, Alabama Solid Waste Disposal Authority and
              Resources Recovery Revenue, Series 2003, AMT, (MBIA Insured,
              Merrill Lynch Capital Services SBPA),
              1.100% 10/01/12**@@.........................................        3,450
    5,240   Shelby County, Alabama GO Limited Warrants, Board Education,
              Series 2004, (AMBAC Insured, Merrill Lynch Capital Services,
              Merrill Lynch and Company GTY-AGMT),
              1.070% 08/01/08**#..........................................        5,240
                                                                             ----------
                                                                                 24,115
                                                                             ----------
            ALASKA -- 1.0%
    2,670   Alaska Municipal GO, Board Bank Authority, Series 2004, (MBIA
              Insured, Merrill Lynch Capital Services SBPA, Merrill Lynch
              and Company GTY-AGMT),
              1.070% 02/15/12**#..........................................        2,670
    7,000   Alaska State, Housing Finance Corporation Revenue, Series
              2002A, AMT, (FSA GO of Corporation, Dexia Credit Local de
              France SBPA),
              1.080% 12/01/36**...........................................        7,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ALASKA -- (CONTINUED)
$  34,300   North Slope Borough, Alaska Exempt Facilities IDR,
              (Exploration Alaska Project) Series 2001, AMT,
              1.150% 07/01/25**...........................................   $   34,300
                                                                             ----------
                                                                                 43,970
                                                                             ----------
            ARIZONA -- 1.3%
    5,200   Apache County, Arizona, IDR, (Tucson Electric Power Project)
              Series 1983C, (Societe Generale LOC),
              1.050% 12/15/18**...........................................        5,200
   19,950   Coconino County, Arizona Pollution Control Corporation
              Revenue, (Arizona Public Service Company -- Navajo Project)
              Series 1994A, AMT, (KBC Bank LOC),
              1.160% 10/01/29**...........................................       19,950
    1,000   Flagstaff, Arizona Street and Highway User Revenue, Series
              2003, (FSA Insured),
              2.500% 07/01/04.............................................        1,004
    1,900   Goodyear, Arizona, IDR, (Walle Corporation Project) Series
              1995, AMT, (Bank One Kentucky, N.A. LOC),
              1.110% 05/01/15**#..........................................        1,900
   22,800   Phoenix, Arizona Civic Improvement Corporation Excise Tax
              Revenue, (Apartment Improvements Project) Series 1995, AMT,
              (Landesbank Hessen Thueringen LOC),
              1.060% 06/01/20**...........................................       22,800
    4,600   Phoenix, Arizona Industrial Development Authority,
              Multi-Family Housing Revenue Refunding, Series 2003B, AMT,
              (Park National Bank LOC, FHLB LOC),
              1.120% 04/01/08**...........................................        4,600
                                                                             ----------
                                                                                 55,454
                                                                             ----------
            ARKANSAS -- 0.1%
    6,500   Lowell, Arkansas IDR, (Little Rock Newspapers, Inc. Project)
              Series 1996, AMT, (Bank of New York LOC),
              1.100% 06/01/31**#..........................................        6,500
                                                                             ----------
            CALIFORNIA -- 5.4%
   10,000   California Higher Education Loan Authority Inc., Student Loan
              Revenue, Series 1987, AMT, (Student Loan Marketing
              Association LOC),
              1.050% 07/01/04**...........................................       10,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
$   2,100   California Housing Finance Agency Revenue, Series 2002M, AMT,
              (Bank of Nova Scotia SBPA),
              1.130% 08/01/32**...........................................   $    2,100
    2,600   California Housing Finance Agency Revenue, Series 2002M, AMT,
              (Bank of Nova Scotia SBPA),
              1.130% 08/01/33**...........................................        2,600
   41,600   California Housing Finance Agency Revenue, Series 2002Q, AMT,
              (Bank of Nova Scotia Liquidity Facility),
              1.080% 08/01/33**...........................................       41,600
   20,000   California School Cash Reserve Program Authority, Revenue,
              Series 2003A,
              2.000% 07/06/04.............................................       20,054
    7,500   California Statewide Community Development Authority
              Multi-Family Revenue Housing, (Bay Vista Meadow Park
              Project) Series 2003, AMT, (Wells Fargo Bank N.A. LOC),
              1.180% 11/15/37**...........................................        7,500
   25,000   East Bay, California Municipal Utility District Water System,
              (Westdeutsche Landesbank Girozentrule SPA, JP Morgan Chase
              Bank SPA),
              0.950% 04/06/04#............................................       25,000
   32,990   Los Angeles Metro Transportation,
              0.920% 08/11/04.............................................       32,990
   15,000   Los Angeles, California Metropolitan Transportation Authority
              Sales Tax Revenue, (Bayersiche Landesbank LOC, Landesbank
              Baden-Wuerttemberg LOC, Westdeutsche Landesbank LOC),
              0.980% 06/04/04.............................................       15,000
    9,564   Los Angeles, California Multi-Family Housing Revenue,
              (Fountain Park Housing Project) Series 2002A, (FNMA
              Liquidity Facility),
              1.010% 03/15/34**...........................................        9,564
   47,600   Los Angeles, California TRAN, Series 2003,
              2.000% 06/30/04.............................................       47,711
   10,000   Sacramento, California Municipal Utility, (Bayerische
              Landesbank LOC, Morgan Guaranty LOC, Westdeutsche Landesbank
              LOC),
              0.950% 05/25/04.............................................       10,000
   10,160   San Diego Regional Airport Authority,
              0.950% 06/30/04.............................................       10,160
                                                                             ----------
                                                                                234,279
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COLORADO -- 2.8%
$     240   Colorado Health Facilities Authority Revenue, (Goodwill
              Industries, Inc. Project) Series 1994, (Bank One of
              Colorado, N.A. LOC),
              1.270% 12/01/04**...........................................   $      240
    6,740   Colorado Health Facility Authority Revenue, (Frasier Meadows
              Manor Project) Series 1999, (Bank One Colorado N.A. LOC),
              1.050% 06/01/21**...........................................        6,740
    9,100   Colorado Housing and Finance Authority Revenue, (Multi-Family
              Project) Series 2002A-1, AMT, (FHLB SPA),
              1.080% 10/01/22**...........................................        9,100
    8,100   Colorado Housing and Finance Authority Revenue, Series
              2002I-C2, AMT, (FHLB SBPA),
              1.080% 10/01/32**...........................................        8,100
   15,685   Colorado Housing and Finance Authority, (Single Family Clinic
              Project) Series 2002C, AMT, (Lloyds TSB Bank plc SBPA
              Liquidity Facility),
              1.080% 05/01/22**...........................................       15,685
   10,000   Colorado Housing and Finance Authority, Series 2003, AMT,
              (Dexia Credit Local SBPA),
              1.080% 11/01/26**...........................................       10,000
   14,000   Colorado Housing and Finance Authority, Single Family Mortgage
              Revenue, Series 2002, (Federal Home Loan Bank SBPA),
              1.030% 11/01/21**...........................................       14,000
    4,400   Colorado Housing and Finance Authority, Single Family Mortgage
              Revenue, Series 2002, (FHLB SBPA),
              1.080% 11/01/21**...........................................        4,400
   17,000   Colorado Housing and Finance Authority, Single Family Mortgage
              Revenue, Series 2003B-3, AMT, (JP Morgan Chase Bank SBPA),
              1.080% 11/01/26**...........................................       17,000
   17,200   Colorado Student Obligation Board Authority, Series 1990A,
              AMT, (AMBAC Insured, Credit Suisse First Boston SBPA),
              1.080% 09/01/24**...........................................       17,200
    2,060   Denver, Colorado City and County Airport Revenue, Series 1994,
              AMT,
              7.500% 11/15/23.............................................        2,181

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COLORADO -- (CONTINUED)
$   9,820   Denver, Colorado City and County, Colorado Exercise Tax
              Revenue, (Colorado Convention Center Project) Series 2001,
              (FSA Insured, Dexia Credit Local SBPA),
              1.000% 09/01/25**...........................................   $    9,820
      695   Douglas County, Colorado GO School District Number RE 1,
              Douglas and Elbert Counties Prerefunded, Series 1994A, (MBIA
              Insured, State Aid Withholding),
              6.500% 12/15/16.............................................          729
    3,300   Douglas County, Colorado Multi-Family Revenue Housing,
              (LincolnPointe Lofts Projects) Series 2003, AMT. (U.S. Bank
              N.A. LOC),
              1.170% 02/01/37**...........................................        3,300
      685   Larimer County, Colorado IDR Refunding, (Ultimate Support
              Systems Project) Series 1995A, (Bank One of Colorado, N.A.
              LOC),
              1.170% 06/01/10**#..........................................          685
    2,855   Larimer County, Colorado School District GO, Series 2003,
              (MBIA Insured, State Aid Withholding, Citigroup Global
              Market Liquidity Facility),
              1.080% 12/15/21**#..........................................        2,855
                                                                             ----------
                                                                                122,035
                                                                             ----------
            CONNECTICUT -- 0.2%
   10,500   Connecticut State Housing Finance Authority, Series 2003, AMT,
              (AMBAC Insured, DEPFA Bank PLC),
              1.020% 11/15/34**...........................................       10,500
                                                                             ----------
            DELAWARE -- 2.7%
   54,500   Delaware State Economic Development Authority IDR, (Clean
              Power Project) Series 1997B, AMT, (Motiva Enterprises LLC
              Guarantee),
              1.180% 08/01/29**...........................................       54,500
   58,000   Delaware State Economic Development Authority IDR, (Clean
              Power Project) Series 1997D, AMT, (Motiva Enterprises LLC
              Guarantee),
              1.100% 08/01/29**...........................................       58,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            DELAWARE -- (CONTINUED)
$   5,185   New Castle County, Delaware Airport Facilities Revenue,
              (Flightsafety International Inc. Project) Series 2002,
              (Berkshire Hathaway GTY AGMT),
              1.090% 12/01/32**...........................................   $    5,185
                                                                             ----------
                                                                                117,685
                                                                             ----------
            DISTRICT OF COLUMBIA -- 0.5%
    5,000   District of Columbia Housing Finance Agency, Multi-Family
              Housing Revenue, Series 1995A, AMT, (HUD Section 8,
              Landesbank Hessen-Thueringin LOC),
              1.160% 08/01/25**...........................................        5,000
    7,500   District of Columbia Revenue, (National Association of
              Realtors Project), Series 2003, AMT, (SunTrust Bank LOC),
              1.130% 12/01/23.............................................        7,500
    7,500   District of Columbia Enterprise Zone Revenue, (House on F
              Street Project) Series 2001, (Bank of New York LOC),
              1.120% 05/01/15**...........................................        7,500
                                                                             ----------
                                                                                 20,000
                                                                             ----------
            FLORIDA -- 6.9%
    5,570   Broward County, Florida Airport System Revenue, Series 2004,
              AMT, (MBIA Insured, Westdeutsche Landesbank SBPA),
              1.120% 10/01/07**#..........................................        5,570
   30,000   Broward County, Florida Port Facilities Revenue Refunding,
              (Port Everglades Project) Series 1998, (AMBAC Insured, Bank
              of Nova Scotia SBPA),
              1.120% 09/01/27**...........................................       30,000
    4,380   Escambia County, Florida Housing Finance Authority, Single
              Family Mortgage Revenue, Series 2001,
              1.120% 10/01/31**...........................................        4,380
    7,545   Florida Housing Finance Agency Multi-Family Housing Revenue,
              (Lakes of Northdale Project) Series 1984D, (FNMA Liquidity
              Facility),
              1.070% 05/15/12**...........................................        7,545
    3,500   Florida Housing Finance Corporation Revenue, (Tuscany Lakes
              Housing Project) Series 2002, AMT, (FNMA Insured),
              1.120% 11/15/35**...........................................        3,500
    7,100   Florida Local Government Finance,
              0.980% 06/07/04.............................................        7,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
$  14,265   Florida Sate Board of Education Lottery Revenue, Series 2003,
              (MBIA Insured, Merrill Lynch Capital Services SBPA, Merrill
              Lynch and Company GTY-AGMT),
              1.070% 07/01/11**#..........................................   $   14,265
    8,795   Florida State Board of Education Lottery Revenue, Series 2003,
              1.070% 07/01/10**#..........................................        8,795
    3,000   Florida State GO of Board Education Capital Outlay, Series
              1994E,
              5.500% 06/01/10.............................................        3,052
    1,340   Fort Walton Beach, Florida IDR, (Burton Golf, Inc. Project)
              Series 1996, AMT, (Columbus Bank and Trust LOC),
              1.350% 10/01/11**...........................................        1,340
   81,000   Greater Orlando Aviation Authority Florida, Airport Facility
              Revenue Refunding, (FSA Bayerische Hypotheken und
              Vereinsbank SBPA),
              1.060% 10/01/21**...........................................       81,000
    3,200   Greater Orlando Aviation Authority Florida, Airport Facility
              Revenue Refunding, (FSA Bayerische Hypotheken und
              Vereinsbank SBPA),
              1.060% 10/01/21**...........................................        3,200
    8,750   Greater Orlando Aviation,
              0.950% 05/24/04.............................................        8,750
   12,650   Greater Orlando Aviation,
              0.980% 06/10/04.............................................       12,650
   12,650   Greater Orlando Aviation,
              0.950% 07/15/04.............................................       12,650
    4,285   Hillsborough County, Florida Aviation Authority Revenue,
              Series 2003, AMT, (MBIA Insured),
              1.120% 10/01/15**#..........................................        4,285
    2,770   Hollywood, Florida Water and Sewer Revenue, Series 2003, (FSA
              Insured, Citigroup Global Market Liquidity Facility),
              1.080% 10/01/18**#..........................................        2,770
    1,000   Jacksonville, Florida Port Authority Airport Revenue
              Refunding, Series 2003A, AMT, (FGIC Insured),
              2.000% 10/01/04.............................................        1,005
    5,500   Lake County, Florida Industrial Development Authority, IDR,
              (Senninger Irrigation Project) Series 2003, AMT, (SunTrust
              Bank LOC),
              1.130% 11/01/24**...........................................        5,500

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
$   5,000   Lee County, Florida Industrial Development Authority Utilities
              Revenue, (North Fort Myers Utilities Project) Series 2003A,
              AMT, (SunTrust Bank LOC),
              1.130% 06/01/22**...........................................   $    5,000
   37,300   Miami-Dade County, Florida Individual Development Authority
              Revenue, (Airis Miami LLC Project) Series 1999A, AMT, (AMBAC
              Insured, Bayerische Landesbank SBPA),
              1.070% 10/15/25**...........................................       37,300
    7,900   Orlando & Orange County, Florida Expressway Authority Revenue,
              Series 2003A, (AMBAC Insured, Citibank N.A. SPBA),
              1.080% 07/01/35**#..........................................        7,900
   20,000   Sunshine State Government Finance Community,
              0.980% 08/10/04.............................................       20,000
    1,500   University Athletic Association Inc., Florida Athletic Program
              Revenue, Series 2001, (SunTrust Bank LOC),
              3.000% 10/01/31.............................................        1,514
    9,000   University of Florida, Research Foundation Inc., Capital
              Improvement Revenue, Series 2003, (Wachovia Bank N.A. LOC),
              1.060% 09/01/33**...........................................        9,000
                                                                             ----------
                                                                                298,071
                                                                             ----------
            GEORGIA -- 4.3%
   12,960   Atlanta, Georgia Airport Revenue, Series 2001, AMT, (FGIC
              Insured, Merrill Lynch Capital Services SBPA),
              1.260% 01/01/25**@@.........................................       12,960
   10,000   Atlanta, Georgia Airport Revenue, Series 2003, AMT, (FGIC
              Insured, BNP Paribas SBPA),
              1.120% 12/30/11**#..........................................       10,000
    5,390   Atlanta, Georgia Airport Revenue, Series 2003, AMT, (FGIC
              Insured, BNP Paribas SBPA),
              1.120% 01/01/14**#..........................................        5,390
    5,650   Atlanta, Georgia Urban Residential Finance Authority
              Multi-Family Revenue, (Collegetown Harris Project) Series
              2003I, AMT, (Fannie Mae Liquidity Facility),
              1.070% 10/15/36**...........................................        5,650
   25,100   Atlanta, Georgia Urban Residential Finance Authority
              Multi-Family Revenue, (Park District Atlantic Project)
              Series 2002A, AMT, (SouthTrust Bank N.A. LOC),
              1.120% 12/01/37**...........................................       25,100

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
$   7,000   Atlanta, Georgia Urban Residential Finance Authority
              Multi-Family Revenue, AMT, (Regions Bank LOC),
              1.120% 03/01/43**...........................................   $    7,000
    5,000   Bartow County, Georgia Development Authority, Multi-Family
              Housing Revenue, (Somerset Cove Apartments Project) Series
              2002, (PNC Bank N.A.),
              1.120% 02/01/35**...........................................        5,000
    5,725   Clayton County, Georgia Housing Authority Multi-Family Housing
              Revenue Refunding, (Chateau Forest Apartments Project)
              Series 1990E, (FSA Insured, Societe Generale SBPA),
              1.040% 01/01/21**...........................................        5,725
    3,900   Cobb County, Georgia Housing Authority Multi-Family Housing
              Revenue, (Woodchase Village Apartments Project) Series 2003,
              AMT, (Regions Bank LOC),
              1.120% 03/15/36**...........................................        3,900
      755   Cobb County, Georgia IDR, (Datagraphic Inc. Project) Series
              1990, AMT, (SouthTrust Bank of Alabama LOC),
              1.270% 05/01/05**...........................................          755
    9,215   Columbia County, Georgia Development Authority, Multi-Family
              Revenue, (Westwood Club Apartments Project) Series 2002,
              AMT, (Keybank, N.A. LOC),
              1.110% 11/15/35**...........................................        9,215
    9,700   Columbus, Georgia Hospital Authority Revenue, (St. Francis
              Hospital Inc., Project) Series 2000A, (Columbus Bank & Trust
              LOC),
              1.170% 01/01/31**...........................................        9,700
    7,475   DeKalb County, Georgia Housing Authority Multi-Family Housing
              Revenue, (Stone Mill Run Apartments Project) Series 1995A,
              AMT, (First Tennessee Bank, N.A. LOC),
              1.120% 08/01/27**...........................................        7,475
   34,270   Fulton County, Georgia Development Authority Airport
              Facilities Revenue (Flightsafety International Inc. Project)
              Series 1999B, AMT,
              1.090% 12/01/18**...........................................       34,270
    9,350   Fulton County, Georgia Development Authority Airport
              Facilities Revenue, (Flightsafety International Inc.
              Project) Series 1999B, AMT,
              1.090% 12/01/28**...........................................        9,350

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
$   3,900   Fulton County, Georgia Development Authority, IDR, (Leggett &
              Platt Inc. Project) Series 1992A, AMT, (Wachovia Bank of
              Georgia LOC),
              1.280% 06/01/27**...........................................   $    3,900
    5,495   Georgia Municipal Electric Authority Revenue, Series 2004,
              (AMBAC Insured, Citigroup Global Markets Liquidity
              Facility),
              1.080% 01/01/26**...........................................        5,495
    3,230   Georgia State GO, Series 1994D,
              6.800% 08/01/04.............................................        3,293
   11,000   Municipal Electric Authority Georgia,
              0.950% 04/08/04.............................................       11,000
    9,215   Richmond County, Georgia Development Authority, (Stonegate
              Club Apartments Project) Series 2002, (J.P. Morgan Chase
              Bank LOC),
              1.110% 11/15/35**...........................................        9,215
    1,275   Thomasville, Georgia Payroll Development Authority Industrial
              Revenue, (Scruggs Company Project) Series 2000, (First Union
              National Bank LOC),
              1.210% 08/01/10**#..........................................        1,275
                                                                             ----------
                                                                                185,668
                                                                             ----------
            HAWAII -- 0.0%+
    1,690   Hawaii State Apartments System Revenue, Series 2004, AMT,
              (FGIC Insured, Merrill Lynch Capital Services SBPA),
              1.120% 01/01/10**#..........................................        1,690
                                                                             ----------
            IDAHO -- 0.9%
    6,290   Idaho Housing and Finance Association Revenue, Series
              2002A-38, AMT, (Wachovia Bank N.A. LOC),
              1.150% 07/01/32**#..........................................        6,290
    8,710   Idaho Housing and Finance Association, Single Family Mortgage
              Revenue, Series 2003C, AMT, (Bayerische Landesbank SBPA),
              1.050% 07/01/34.............................................        8,710
   20,900   Idaho State TAN, Series 2003,
              2.000% 06/30/04.............................................       20,952
    2,000   Power County, Idaho IDR, (FMC Corporation Project) Series
              2001, AMT, (Wachovia Bank N.A. LOC),
              1.110% 04/01/14**...........................................        2,000
                                                                             ----------
                                                                                 37,952
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ILLINOIS -- 8.1%
$  22,600   Chicago, Illinois Midway Airport Revenue, Second Lien, Series
              1998B, AMT, (MBIA Insured, Commerzbank Liquidity Facility),
              1.160% 01/01/29**...........................................   $   22,600
   14,000   Chicago, Illinois Multi-Family Housing Revenue, (Concordia
              Place Apartments Project) Series 2003, AMT, (Harris Trust &
              Services Bank LOC),
              1.100% 07/01/34**...........................................       14,000
    3,800   Chicago, Illinois Multi-Family Housing Revenue, (Renaissance
              Saint Luke Project) Series 2004A, AMT, (Harris Trust &
              Savings Bank LOC),
              1.170% 01/01/39**...........................................        3,800
    2,200   Chicago, Illinois Multi-Family Housing Revenue, Series 2001B,
              (Harris Trust & Savings Bank LOC),
              1.170% 04/01/09**...........................................        2,200
    2,130   Chicago, Illinois O'Hare International Airport Revenue, Series
              2003, AMT, (MBIA Insured, Merrill Lynch Capital Services
              SPBA),
              1.120% 07/01/08**#..........................................        2,130
    1,415   Chicago, Illinois O'Hare International Airport Revenue, (2nd
              Lien Passenger Facilities Project) Series 2001C, AMT, AMBAC
              Insured),
              5.000% 01/01/05.............................................        1,456
    5,200   Chicago, Illinois O'Hare International Airport Revenue, Series
              2003, AMT, (FSA Insured, Citigroup Global Markets Liquidity
              Facility),
              1.120% 01/01/22**#..........................................        5,200
    5,500   Chicago, Illinois O'Hare International Airport Revenue, Series
              2003, AMT, (FSA Insured, Merrill Lynch Capital Services
              SBPA),
              1.120% 07/01/11**#..........................................        5,500
    2,840   Cook County, Illinois GO, Series 2003, (MBIA Insured,
              Citigroup Global Market Liquidity Facility),
              1.080% 11/15/21**#..........................................        2,840
    1,610   Gurnee, Illinois IDR, (Kenall Manufacturing Company Project)
              Series 1998, (Harris Trust and Saving Bank LOC),
              1.170% 03/01/18**...........................................        1,610
    5,930   Gurnee, Illinois IDR, (Little Lady Foods Inc. Project) Series
              2002, AMT, (LaSalle Bank N.A. LOC),
              1.110% 12/01/22**...........................................        5,930

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
$   8,960   Illinois ABN, AMRO, GO, Series 2004, (PSF-GTD, ABN AMRO Bank
              N.V. SBPA),
              1.120% 02/01/11**#..........................................   $    8,960
    2,600   Illinois Development Finance Authority, IDR, (Rainbow Graphics
              Inc. Project) Series 2003, AMT, (Bank One N.A. LOC),
              1.340% 08/01/23**#..........................................        2,600
    2,575   Illinois Development Finance Authority Affordable Housing
              Revenue, (Cinnamon Lake Towers Project) Series 1997, AMT,
              (Bank One N.A. LOC),
              1.120% 04/15/37**...........................................        2,575
    2,205   Illinois Development Finance Authority IDR, (Flinn Scientific
              Incorporated Project) Series 1995, (Harris Trust and Savings
              Bank LOC),
              1.170% 10/01/15**...........................................        2,205
    2,800   Illinois Development Finance Authority IDR, (Unique Building
              Corporation Project) Series 1989, AMT, (American National
              Bank & Trust Company LOC),
              1.300% 05/01/19**...........................................        2,800
    4,900   Illinois Development Finance Authority IDR, (WM Plastics
              Project) Series 2001, AMT, (LaSalle Bank, N.A. LOC),
              1.110% 08/01/26**...........................................        4,900
    1,485   Illinois Development Finance Authority Industrial Project
              Revenue, (Midco International Incorporated Project) Series
              2000, AMT, (Harris Trust and Savings Bank LOC),
              1.170% 05/01/25**...........................................        1,485
    5,700   Illinois Development Finance Authority Revenue, (Groot
              Industries Incorporated Project) Series 2003, (Bank One N.A.
              LOC),
              1.240% 12/01/23**...........................................        5,700
    1,100   Illinois Development Finance Authority Revenue, (Jewish
              Council Youth Service Project) Series 2003, (Harris Trust &
              Savings Bank LOC),
              1.120% 09/01/28**...........................................        1,100
    1,600   Illinois Development Finance Authority Revenue, (Park Ridge
              Youth Campus Project) Series 1998, (Northern Trust Company
              LOC),
              1.150% 09/01/18**#..........................................        1,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
$  11,260   Illinois Development Finance Authority Revenue, (Residential
              Rental Project) Series 1994, (FNMA Collateral),
              1.050% 04/01/24**...........................................   $   11,260
    7,500   Illinois Development Finance Authority Revenue, (Sexton Energy
              Project) Series 2003, AMT, (Fifth Third Bank LOC),
              1.090% 10/01/23**...........................................        7,500
    4,500   Illinois Development Finance Authority Solid Waste Disposal
              Revenue, (Republic Services Incorporation Project) Series
              2001, AMT, (Bank One N.A. LOC),
              1.090% 12/01/26**...........................................        4,500
    1,700   Illinois Development Finance Authority, IDR, (Campagna-Turano
              Bakery Project) Series 2000, AMT, (American National Bank &
              Trust LOC),
              1.240% 08/01/25**...........................................        1,700
    3,950   Illinois Development Finance Authority, IDR, (Clingan Steel
              Incorporated Project) Series 2003, AMT, (Bank One N.A. LOC),
              1.250% 12/01/23**#..........................................        3,950
    3,900   Illinois Development Finance Authority, IDR, (Feltes Sand and
              Gravel Company Project) Series 2003, AMT, (Lasalle Bank N.A.
              LOC),
              1.120% 12/01/18**...........................................        3,900
    1,000   Illinois Development Finance Authority, IDR, (Hoda LLC
              Project) Series 2000A, AMT, (American National Bank & Trust
              LOC),
              1.240% 12/01/20**...........................................        1,000
    2,150   Illinois Development Finance Authority, IDR, (Royal
              Continental Box Project) Series 1995B, AMT, (LaSalle
              National Bank LOC),
              1.140% 04/01/10**...........................................        2,150
    6,700   Illinois Development Finance Authority, Multi-Family Revenue,
              (West Chicago Senior Apartment Project) Series 2003, AMT,
              (Citibank N.A. LOC),
              1.120% 02/01/38**...........................................        6,700
    5,405   Illinois Development Finance Authority, Multi-Family Revenue,
              Series 2001,
              1.120% 12/01/13**...........................................        5,405
    5,000   Illinois Education Facility Authority,
              0.950% 06/09/04.............................................        5,000
   27,000   Illinois Health Facilities Authority Revenue,
              1.120% 08/02/04.............................................       27,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
$  23,500   Illinois Health Facilities Authority Revenue,
              1.150% 09/30/04.............................................   $   23,500
    3,400   Illinois Housing Development Authority Multi-Family Revenue,
              Mattoon Towers Project) Series 2004, AMT, (First National
              Bank LOC, FHLB LOC),
              1.090% 01/01/34**...........................................        3,400
   15,140   Illinois Housing Development Authority Multi-Family Revenue,
              Series 2000 (MBIA Insured, Bank One N.A. SBPA),
              1.050% 07/01/27**...........................................       15,140
    4,970   Illinois Sports Facilities Authority, Series 2000A-36, AMT,
              (MBIA Insured, First Union National Bank SBPA),
              1.150% 06/15/04**#..........................................        4,970
    2,650   Illinois State Development Finance Authority Economic
              Development Revenue, (Addison 450 LP Project) Series 1989,
              AMT, (American National Bank & Trust Company LOC),
              1.130% 12/01/09**...........................................        2,650
   50,000   Illinois State GO, Unlimited Notes, Series 2003,
              2.000% 04/15/04.............................................       50,020
    1,500   Lombard Village, Illinois Industrial Projects Revenue
              Refunding, (B&H Partnership Project) Series 1995, (LaSalle
              Bank, N.A. LOC),
              1.400% 10/01/13**...........................................        1,500
    9,975   McLean & Woodford Counties, Illinois GO Community United
              School District Number 005, Series 2003, (FSA Insured,
              Merrill Lynch Capital Services),
              1.070% 12/01/09**#..........................................        9,975
    5,500   Metropolitan Pier & Exposition Authority Illinois Dedicated
              State Tax Revenue, Series 1994, (MBIA Insured),
              1.080%*** 06/15/04..........................................        5,488
    5,000   Metropolitan Pier & Exposition Authority Illinois Dedicated
              State Tax, Series 2004, (FGIC Insured, Merrill Lynch Capital
              SBPA),
              1.170% 05/22/24**#..........................................        5,000
    3,670   Palos Hills, Illinois Multi-Family Housing Revenue, (Green
              Oaks Project) Series 1998, AMT, (FNMA Collateral Agreement),
              1.140% 08/01/29**#..........................................        3,670
    1,700   Savanna, Illinois IDR, (Metform Corporation Project) Series
              1994B, AMT, (Bank One N.A. LOC),
              1.120% 06/01/09**...........................................        1,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
$   7,665   University of Illinois, University Revenue, Series 2003,
              (AMBAC Insured, Wachovia Bank N.A. SBPA),
              1.150% 04/01/34**@@.........................................   $    7,665
    2,575   Upper Illinois, River Valley Development Authority, IDR,
              (Clover Properties LLC Project) Series 2000, AMT, (Lasalle
              Bank N.A. LOC),
              1.110% 07/01/20**#..........................................        2,575
    1,385   Urbana, Illinois Multi-Family Housing Revenue, (Prairie Green
              II Apartments Project) Series 2003, AMT, (Lasalle Bank N.A.
              LOC),
              1.110% 06/01/29**...........................................        1,385
    1,810   Will & Kendall County, Illinois GO Community Construction
              School District Number 202, Series 2002, (FSA Insured),
              3.500% 01/01/05.............................................        1,842
    4,100   Will County, Illinois Exempt Facilities Revenue, (Amoco
              Chemical Company Project) Series 1998, AMT,
              1.150% 03/01/28**...........................................        4,100
   22,905   Will County, Illinois Multi-Family Housing Redevelopment
              Revenue Refunding, (Woodlands Crest Hill Project), Series
              1999,
              1.100% 02/15/31**...........................................       22,905
                                                                             ----------
                                                                                348,741
                                                                             ----------
            INDIANA -- 3.6%
    3,000   Allen County, Indiana Economic Development Revenue, (Debrand
              Inc. Project) Series 2002, (Bank One N.A. LOC),
              1.290% 08/01/17**...........................................        3,000
    1,900   Burns Harbor, Indiana, Industrial Economic Development
              Revenue, (Dennen Steel Corporation Project) Series 2003,
              AMT, (Standard Federal Bank LOC),
              1.110% 12/01/23**...........................................        1,900
    1,700   Elkhart, Indiana Economic Development Revenue, (Vahala Foam
              Enterprises Project) Series 2002, (Bank One N.A.),
              1.300% 09/01/17**...........................................        1,700
    5,000   Gibson County, Indiana PCR, (Toyota Motor Manufacturing
              Project) Series 1997,
              1.060% 10/01/27**...........................................        5,000
    7,000   Gibson County, Indiana PCR, (Toyota Motor Manufacturing
              Project) Series 1999, AMT,
              1.060% 01/01/29**...........................................        7,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INDIANA -- (CONTINUED)
$  10,000   Gibson County, Indiana PCR, (Toyota Motor Manufacturing
              Project) Series 2000A,
              1.060% 01/01/28**...........................................   $   10,000
    5,000   Gibson County, Indiana PCR, (Toyota Motor Manufacturing
              Project) Series 2001B,
              1.060% 09/01/31**...........................................        5,000
    6,000   Gibson County, Indiana PCR, (Toyota Motor Manufacturing
              Project) Series 200A,
              1.060% 01/01/30**...........................................        6,000
    3,182   Greencastle, Indiana Economic Development Revenue Refunding,
              (Round Barn Manor Project) Series 2003A, AMT, (Federal Home
              Loan Bank),
              1.110% 01/01/28**...........................................        3,182
      865   Indiana Health Facilities Financing Authority Revenue
              Refunding, (Cardinal Center, Inc. Project) Series 1996A,
              (Key Bank, N.A. LOC),
              1.110% 12/01/16**#..........................................          865
   15,000   Indiana Health Facilities Financing Authority Revenue,
              (Ascension Health Credit Group Project) Series 2001A-1,
              0.980% 11/15/36**...........................................       15,000
   10,000   Indiana Health Facilities Financing Authority Revenue, Series
              2001GP-A-3,
              1.050% 11/15/36**...........................................       10,000
   24,000   Indiana State Development Finance Authority,
              1.000% 08/10/04.............................................       24,000
      800   Indiana State Development Finance Authority, EDR, (Patriot
              Homes Inc. Project), Series 1995, AMT, (Bank One Indiana
              N.A. LOC),
              1.240% 01/01/10**#..........................................          800
   10,130   Indiana University, Series 2002,
              1.000% 06/11/04.............................................       10,130
    2,000   Indianapolis, Indiana IDR, (Altec Industries Project) Series
              1989, (Wachovia Bank of Georgia LOC),
              1.320% 12/01/04**...........................................        2,000
    5,500   Jeffersonville, Indiana Economic Development Revenue, (Amatrol
              Project) Series 2003, AMT, (National City Bank of Kentucky
              LOC),
              1.160% 04/01/23**...........................................        5,500
      550   Michigan City, Indiana Sanitation District GO, Series 1995,
              (MBIA Insured),
              4.750% 07/01/04.............................................          553

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INDIANA -- (CONTINUED)
$  30,000   Mt. Vernon, Indiana Pollution Control and Solid Waste Disposal
              Revenue,
              1.000% 06/08/04.............................................   $   30,000
    9,045   Vincennes University, Indiana University Revenue, (Student Fee
              Project) Series 2002F, (Bank One Indiana N.A. LOC),
              1.180% 10/01/22**...........................................        9,045
    5,480   Washington County, Indiana Industrial Economic Development
              Revenue, (Frank Miller Lumber Company Project) Series 2001,
              (National City Bank of Indiana LOC),
              1.160% 08/01/16**...........................................        5,480
                                                                             ----------
                                                                                156,155
                                                                             ----------
            IOWA -- 0.2%
    4,930   Iowa Finance Authority Single Family Revenue, Series 2002A-46,
              (GNMA/FNMA COLL, GO of Authority, Wachovia Bank N.A.
              Liquidity Facility),
              1.150% 07/01/24**...........................................        4,930
    4,000   Iowa Finance Authority, Multi-Family Revenue, (The Gables at
              Johnston Project) Series 2002, AMT, (Wachovia Bank N.A.
              LOC),
              1.110% 12/01/37**...........................................        4,000
    1,000   West Burlington, Iowa IDR, (Borhi Oilhydraulic Project) Series
              2001B, AMT, (American National Bank & Trust LOC),
              1.240% 01/01/11**...........................................        1,000
                                                                             ----------
                                                                                  9,930
                                                                             ----------
            KANSAS -- 0.5%
    5,400   Fredonia, Kansas Revenue, (Systech Environmental Corporation
              Project) Series 1989, AMT, (Banque Nationale de Paris LOC),
              1.110% 02/01/07**...........................................        5,400
    4,000   Junction City, Kansas IDR, (Genmar Manufacturing Project)
              Series 1999, AMT, (Bank of New York LOC),
              1.120% 04/01/19**#..........................................        4,000
    9,200   Kansas State Development Finance Authority Exempt Facilities
              Revenue, (Seaboard Project) Series 1995A, AMT, (Bank of New
              York LOC),
              1.120% 12/01/25**#..........................................        9,200
    4,240   Sedgwick & Shawnee Counties, Kansas Single Family Revenue,
              Series 2002,
              1.120% 12/01/27**@@.........................................        4,240
                                                                             ----------
                                                                                 22,840
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            KENTUCKY -- 2.0%
$   8,000   Campbellsville-Taylor County, Kentucky IDR, (Airguards
              Industrial Inc. Project) Series 2001, AMT, (Northern Trust
              Company LOC),
              1.150% 05/01/31**...........................................   $    8,000
    5,000   Carroll County, Kentucky IDR, (Kentucky Ladder Company
              Project) Series 1990, AMT, (Bankers Trust Company LOC),
              1.370% 09/01/10**...........................................        5,000
    4,500   Daviess County, Kentucky Health Care Revenue, (Wendell Fosters
              Campus for Development Project) Series 2001, (National City
              Bank, Kentucky LOC),
              1.090% 05/01/21**...........................................        4,500
    4,660   Daviess County, Kentucky Industrial Building Revenue,
              (Packaging Project) Series 2003, AMT, (National City Bank
              Kentucky LOC),
              1.160% 05/01/18**...........................................        4,660
      200   Hopkinsville, Kentucky Industrial Building Revenue, (Brazeway,
              Inc. Project) Series 1994, AMT, (Bank One Michigan, N.A.
              LOC),
              1.240% 06/01/04**#..........................................          200
    3,850   Jefferson County, Kentucky Industrial Building Revenue, (Dant
              Growth LLC Project) Series 2002, AMT, (Bank One Kentucky
              N.A. LOC),
              1.360% 09/01/22**...........................................        3,850
      980   Jefferson County, Kentucky Industrial Building Revenue, (Seven
              Counties Services, Inc. Project) Series 1996, (Bank One of
              Kentucky, N.A. LOC),
              1.040% 06/01/11**#..........................................          980
      450   Jeffersontown, Kentucky Industrial Building Revenue, (Rague
              Food Systems, Inc. Project) Series 1995, AMT, (PNC Bank,
              N.A. LOC),
              1.140% 04/01/20**#..........................................          450
   10,000   Kentucky Economic Development Finance Authority, Industrial
              Building Revenue, (Goodwill Industries Project) Series 2003,
              1.050% 08/01/23**...........................................       10,000
   10,000   Kentucky Higher Education Student Loan Corporation, Insured
              Student Loan Revenue, Series 1991E, AMT, (AMBAC Insured, GTD
              STD LNS),
              1.080% 12/01/11**...........................................       10,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            KENTUCKY -- (CONTINUED)
$   3,000   Kentucky State Property and Buildings Community Revenue,
              Series 2004, (FSA Insured, Citibank N.A. SBPA),
              1.080% 10/01/18**...........................................   $    3,000
    4,750   Kentucky State Turnpike Authority Economic Development Road
              Revenue Refunding, (Revitalization Projects) Series 1993,
              (AMBAC Insured),
              5.300% 07/01/04.............................................        4,800
    2,400   Lexington-Fayette County, Kentucky Urban County Airport
              Corporation Revenue, (First Mortgage Project) Series 1994B,
              AMT, (Dexia Public Finance Bank SA LOC),
              1.160% 04/01/24**...........................................        2,400
    8,600   Lexington-Fayette, Kentucky Urban County Airport Corporation
              Revenue, Series 1998A, AMT, (MBIA Insured, Credit Local de
              France SBPA),
              1.160% 07/01/28**...........................................        8,600
    4,400   Lexington-Fayette, Kentucky Urban County Airport Corporation
              Revenue, Series 1998C, AMT, (MBIA Insured, Credit Local de
              France SBPA),
              1.160% 07/01/13**...........................................        4,400
    3,040   Louisville and Jefferson County, Kentucky Convention Center
              GO, Series 1996PT-69, (FSA Insured, Merrill Lynch SBPA),
              1.070% 07/01/24**#..........................................        3,040
    7,205   Louisville and Jefferson County, Kentucky Regional Airport
              Authority, Airport Systems Revenue, Series 2003,
              1.120% 07/01/16**#..........................................        7,205
    6,000   Minor Lane Heights, Kentucky Solid Waste Disposal Revenue,
              (Waste Management Kentucky LLC Project) Series 2003,
              (Wachovia Bank N.A. LOC),
              1.130% 03/01/21**...........................................        6,000
                                                                             ----------
                                                                                 87,085
                                                                             ----------
            LOUISIANA -- 1.4%
    2,900   Calcasieu Parish Inc., Louisiana Industrial Development Board
              Environmental Revenue, (CITGO Petroleum Corporation Project)
              Series 1994, AMT, (Banque Nationale de Paris LOC),
              1.150% 12/01/24**...........................................        2,900

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            LOUISIANA -- (CONTINUED)
$   5,100   Calcasieu Parish Inc., Louisiana Industrial Development Board
              Revenue, (Hydroserve Westlake Project) Series 1999, AMT,
              (Bank One Chicago, N.A. LOC),
              1.080% 12/01/24**...........................................   $    5,100
    8,055   East Baton Rouge Parish, Louisiana Sales and Used Tax, Series
              2003, (MBIA Insured, Merrill Lynch Capital Services SBPA),
              1.070% 02/01/11**#..........................................        8,055
    8,160   Ernest N. Morial - New Orleans, Louisiana Exhibit Hall
              Authority, Special Tax, Series 2003, (AMBAC Insured,
              Citigroup Global Markets Liquidity Facility),
              1.080% 07/15/23**#..........................................        8,160
   11,600   Lincoln Parish, Louisiana Exemption Facility Revenue,
              (Willamette Industrial Income Project) Series 1995, AMT,
              (Deutsche Bank A.G. LOC),
              1.070% 09/01/25**...........................................       11,600
    2,050   Louisiana Housing Finance Agency, Multi-Family Housing
              Revenue, (Restoration Project) Series 2002A, AMT, (Regions
              Bank LOC),
              1.220% 12/01/32**...........................................        2,050
    4,000   Louisiana Local Government Environmental Facilities Community
              Development Authority Revenue, (Sacred Heart - New Orleans
              Project) Series 2004, (Whitney National Bank LOC, SunTrust
              Bank LOC),
              1.100% 01/01/24**...........................................        4,000
    7,500   Port New Orleans, Louisiana Revenue, (New Orleans Cold Storage
              Project) Series 2002, AMT, (Whitney National Bank LOC,
              SunTrust Bank LOC),
              1.180% 11/01/22**...........................................        7,500
   13,000   South Louisiana Port Commission Facilities Port Revenue,
              (Holnam, Inc. Project) Series 1997, AMT, (Wachovia Bank,
              N.A. LOC),
              1.080% 01/01/27**...........................................       13,000
                                                                             ----------
                                                                                 62,365
                                                                             ----------
            MAINE -- 0.3%
   11,600   Maine Public Utility Financing Bank Public Utility Revenue
              Refunding, (Maine Public Service Company Project) Series
              1996, AMT, (Bank of New York LOC),
              1.100% 04/01/21**...........................................       11,600
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MARYLAND -- 0.2%
$   6,840   Maryland State Industrial Development Finance Authority
              Economic Development Revenue, (General Binding Corporation
              Project) Series 1996, AMT, (Harris Trust & Savings Bank
              LOC),
              1.120% 03/01/26**...........................................   $    6,840
    2,300   Maryland State Industrial Development Finance Authority
              Revenue, (Rock-Tenn Converting Company Project) Series 1994,
              AMT, (SunTrust Bank LOC),
              1.110% 05/01/06**#..........................................        2,300
                                                                             ----------
                                                                                  9,140
                                                                             ----------
            MASSACHUSETTS -- 0.9%
    7,995   Massachusetts Municipal Wholesale Electric Company, Power
              Supply Systems Revenue, Series 2001, (MBIA Insured, Bank of
              New York Liquidity Facility),
              1.100% 07/01/07**@@.........................................        7,995
      690   Massachusetts State, Port Authority Revenue, Series 1999B,
              AMT, (FSA Insured),
              4.350% 07/01/04.............................................          695
   30,000   Massachusetts Water Resources Authority,
              0.950% 06/04/04.............................................       30,000
                                                                             ----------
                                                                                 38,690
                                                                             ----------
            MICHIGAN -- 6.8%
    2,000   Detroit, Michigan Economic Development Corporation Resource
              Recovery Revenue Refunding, Series 2001A, AMT,
              3.450% 05/01/04.............................................        2,004
   20,000   Detroit, Michigan Sewage Disposal Revenue, Second Lien, Series
              2001E, (FGIC Insured),
              1.050% 07/01/31**...........................................       20,000
    7,500   Grand Rapids, Michigan Economic Development Corporation IDR
              Refunding, (Baker, Knapp and Tubbs, Inc. Project) Series
              1992, (Wachovia Bank, N.A. LOC),
              1.010% 06/01/12**#..........................................        7,500
   49,425   Michigan Municipal Bond Authority Revenue, Series 2003B-2, (JP
              Morgan Chase & Company LOC),
              2.000% 08/23/04.............................................       49,612
   31,155   Michigan State Building Authority,
              0.980% 06/10/04.............................................       31,155
   20,000   Michigan State Hospital Finance Authority Revenue Refunding,
              Series 1997,
              4.800% 11/01/17.............................................       20,438

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MICHIGAN -- (CONTINUED)
$  17,621   Michigan State Strategic Fund Solid Waste Disposal Revenue,
              (Grayling Generating Project) Series 1990, (Barclays Bank of
              New York LOC),
              1.060% 01/01/14**...........................................   $   17,621
  105,000   Michigan State, GO, Series 2004A,
              2.000% 09/30/04.............................................      105,532
    9,500   Michigan State, Housing Development Authority Multi-Family
              Revenue, (Canterbury Project) Series 2003A, AMT, (Lasalle
              Bank N.A. LOC),
              1.110% 06/01/38**...........................................        9,500
   18,320   Michigan State, Housing Development Authority, Rental Housing
              Revenue, Series 2002A, (MBIA Insured, Landesbank
              Hessen-Thueringen Liquidity Facility),
              1.050% 04/01/37**...........................................       18,320
   14,250   Wayne Charter County, Michigan Airport Revenue Refunding,
              (Detroit Metropolitan County Project) Series 1996, AMT,
              (Bayerische Landesbank LOC),
              1.070% 12/01/16**...........................................       14,250
                                                                             ----------
                                                                                295,932
                                                                             ----------
            MINNESOTA -- 0.5%
   10,000   Minneapolis - St. Paul, Minnesota Metropolitan Airports
              Commission,
              1.000% 06/09/04.............................................       10,000
      100   Minneapolis - St. Paul, Minnesota Metropolitan Airports
              Commission, Airport Revenue, Series 1999B, AMT, (FGIC
              Insured),
              5.000% 01/01/05.............................................          103
    1,605   Minneapolis - St. Paul, Minnesota Metropolitan Airports
              Commission, Airport Revenue, Series 2004, AMT, (FGIC
              Insured, Merrill Lynch Capital Services SPA),
              1.120% 01/07/08**#..........................................        1,605
    3,000   Minneapolis, Minnesota Multi-Family Revenue Housing, (Gateway
              Real Estate Project), Series 2002, AMT, (Lasalle Bank N.A.
              LOC),
              1.070% 10/01/32**...........................................        3,000
    6,000   Minneapolis, Minnesota Special School District No. 001, GO,
              Series 2003,
              1.750% 08/06/04.............................................        6,016
    1,600   Minnesota St. Paul Airports,
              1.000% 06/09/04.............................................        1,600
                                                                             ----------
                                                                                 22,324
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MISSISSIPPI -- 0.0%+
$     600   Mississippi Business Finance Corporation, (Trilogy
              Communications Project) Series 1995, AMT, (First Union
              National Bank LOC),
              1.050% 06/01/05**#..........................................   $      600
                                                                             ----------
            MISSOURI -- 1.4%
    2,100   Jefferson County, Missouri Industrial Development Authority
              Multi-Family Housing Revenue, (Sunset Pointe Project) Series
              2000, AMT, (Lasalle Bank N.A. LOC),
              1.100% 10/01/30**...........................................        2,100
    1,500   Missouri State, Development Finance Board, Air Cargo
              Facilities Revenue, (St. Louis Air Project) Series 2000,
              AMT, (American National Bank & Trust LOC),
              1.100% 03/01/30**...........................................        1,500
   17,000   Missouri Higher Education Loan Authority, Student Loan Revenue
              Refunding, Series 1991B, AMT, (MBIA Insured, GTD STD LNS,
              State Street Bank & Trust Company SBPA),
              1.100% 03/01/20**...........................................       17,000
   12,710   Missouri State Development Finance Board Lease Revenue,
              (Missouri Association of Utilities Lease Pool Project)
              Series 1999, (TransAmerica Life and Annuity Guarantee),
              1.080% 12/01/22**...........................................       12,710
    2,085   Mountain Grove, Missouri Industrial Development Authority
              Health Care Facility Revenue Refunding, (Mountain Grove 1
              Project) Series 1997, AMT, (Bank of Oklahoma N.A. LOC,
              Wachovia Bank N.A. LOC),
              1.080% 11/01/13**...........................................        2,085
    4,455   Nodaway County, Missouri Industrial Development Authority
              Educational Facilities Revenue, (Northwest Foundation
              Incorporation Project) Series 2002, (U.S. Bank N.A. LOC),
              1.070% 11/01/32**...........................................        4,455
    2,150   St. Charles County, Missouri Industrial Development Authority
              Multi-Family Revenue, (Peine Lakes Apartments Project)
              Series 2004, (Wachovia Bank N.A. LOC),
              1.110% 02/01/39**...........................................        2,150

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MISSOURI -- (CONTINUED)
$  20,000   St. Louis County, Missouri Industrial Development Authority,
              Multi-Family Housing Revenue, (General Grant Apartments)
              Series 2003, AMT, (U.S. Bank N.A. LOC),
              1.140% 03/01/38**...........................................   $   20,000
                                                                             ----------
                                                                                 62,000
                                                                             ----------
            NEBRASKA -- 0.8%
    5,310   Lancaster County, Nebraska IDR, (Garner Industries, Inc.
              Project) Series 2000A, AMT, (Wells Fargo Bank, N.A. LOC),
              1.220% 11/01/20**...........................................        5,310
    6,275   Nebraska Help Inc. Student Loan Revenue, Series 1986A, AMT,
              (MBIA Insured),
              1.130% 12/01/16**#..........................................        6,275
    9,695   Nebraska Help Inc. Student Loan Revenue, Series 1986B, AMT,
              (MBIA Insured),
              1.130% 12/01/16**#..........................................        9,695
    8,100   Nebraska Help Inc. Student Loan Revenue, Series 1986C, AMT,
              (MBIA Insured),
              1.130% 12/01/16**#..........................................        8,100
    6,375   Nebraska Public Power District Revenue, Series 1995A, (MBIA
              Insured),
              5.500% 01/01/13.............................................        6,654
                                                                             ----------
                                                                                 36,034
                                                                             ----------
            NEVADA -- 2.0%
   48,000   Clark County, Nevada Airport Revenue, Series 1999B-1, AMT,
              (Bayerische Landesbank LOC),
              1.050% 07/01/29**...........................................       48,000
    1,000   Clark County, Nevada GO, Series 1994A, (MBIA Insured),
              5.800% 06/01/08.............................................        1,018
    8,000   Clark County, Nevada IDR, (Nevada Cogeneration Association I
              Project) Series 1991, AMT, (Canadian Imperial Bank of
              Commerce LOC),
              1.180% 11/01/21**...........................................        8,000
    6,715   Clark County, Nevada School District GO, Series 2003, (MBIA
              Insured, Merrill Lynch Capital Services SBPA),
              1.200% 06/15/10**#..........................................        6,715
   11,500   Director St, Nevada Department of Business & Industry, PCR,
              (Barrick Goldstrike Mines Project) Series 1999, AMT, (Royal
              Bank of Canada LOC),
              1.070% 06/01/29**...........................................       11,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NEVADA -- (CONTINUED)
$   6,300   Nevada Housing Division, Multi-Unit Housing Revenue (Silver
              Pines Housing Project) Series 2002A, (Fannie Mae LOC),
              1.070% 10/15/35**...........................................   $    6,300
    6,395   Nevada Housing Division, Multi-Unit Housing Revenue, (Studio 3
              LP Project), Series 1999A, AMT, (US Bank, N.A. LOC),
              1.080% 10/01/30**...........................................        6,395
                                                                             ----------
                                                                                 87,928
                                                                             ----------
            NEW HAMPSHIRE -- 0.2%
    6,520   Manchester, New Hampshire General Airport Revenue, Series
              2002C, (FSA Insured, Dexia Credit Local SPA),
              1.050% 01/01/32**...........................................        6,520
    3,500   New Hampshire State, Business Finance Authority, Exempt
              Facilities Revenue, (Waste Management of New Hampshire Inc.
              Project) Series 2000, AMT, (Wachovia Bank N.A. LOC),
              1.110% 09/01/12**...........................................        3,500
                                                                             ----------
                                                                                 10,020
                                                                             ----------
            NEW JERSEY -- 1.2%
   51,300   New Jersey State Housing and Mortgage Finance Agency
              Multi-Family Housing Revenue, Series 2003, (FHA 207 Insured,
              Merrill Lynch Capital Services, Merrill Lynch and Company
              GTY-AGMT),
              1.050% 07/07/19**#..........................................       51,300
                                                                             ----------
            NEW MEXICO -- 0.5%
   21,250   New Mexico State, TRAN, Series 2003,
              2.000% 06/30/04.............................................       21,299
                                                                             ----------
            NEW YORK -- 4.0%
    2,500   Buffalo, New York, RAN, Series 2003A, (Bank of New York LOC),
              2.750% 07/29/04.............................................        2,513
   10,000   Forest City, New Rochelle, New York, Revenue Certificate,
              Series 2003, (JP Morgan Chase Bank LOC),
              1.100% 06/01/11**#..........................................       10,000
    8,000   Long Island Power Authority,
              1.080% 08/06/04.............................................        8,000
    3,700   Metropolitan Transitional Authority New York Revenue, Series
              2003, (AMBAC Insured, Merrill Lynch Capital Services SBPA),
              1.050% 11/15/10**#..........................................        3,700

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
$   2,455   Monroe County, New York Industrial Development Agency, Civic
              Facilities Revenue, (Hillside Childrens Center Project)
              Series 1998, (Key Bank, N.A. LOC),
              1.110% 08/01/18**#..........................................   $    2,455
   20,000   New York City Municipal Water,
              0.970% 07/01/04.............................................       20,000
   13,000   New York State Environmental Facilities Revenue,
              1.010% 06/09/04.............................................       13,000
   17,185   New York State Housing Finance Agency Revenue, (Theater Row
              Tower Project) Series 2000A, AMT, (Bayerische Hypotheken und
              Vereinsbank LOC),
              1.290% 11/01/32**...........................................       17,185
    4,400   New York State Housing Finance Agency Revenue, 66 West 38th
              Street, Series 2001A, (Bayerische Hypotheken und Vereinsbank
              LOC),
              1.130% 11/01/33**...........................................        4,400
   21,209   New York State Power Authority,
              0.950% 04/08/04.............................................       21,209
   10,000   New York State Power Authority,
              0.940% 08/11/04.............................................       10,000
   14,800   New York State, Housing Finance Agency Revenue, (Theater Row
              Housing Project) Series 2002A, AMT, (Bayerische Hypotheken
              und Vereinsbank LOC),
              1.290% 11/01/32**...........................................       14,800
    2,000   New York State, Housing Finance Agency Revenue, Series 2000A,
              AMT, (Bayerische Hypo-und Vereinsbank LOC),
              1.130% 11/01/33**...........................................        2,000
   16,700   New York State, Housing Finance Agency Revenue, Series 2002,
              AMT, (Fannie Mae Liquidity Facility),
              1.070% 11/15/33**...........................................       16,700
    4,535   New York State, Tollway Authority Highway and Bridge Trust
              Fund Revenue, Series 1996A, (AMBAC Insured),
              6.250% 04/01/04.............................................        4,535
    8,425   New York, New York City Industrial Development Agency, Civic
              Facility Revenue, (Jamaica First Parking LLC Project) Series
              2004, (JP Morgan Chase Bank LOC),
              1.000% 03/01/34**...........................................        8,425

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
$   5,985   New York, New York City Municipal Water Finance Authority
              Water and Sewer System Revenue, Series 2002B,
              4.000% 06/15/04.............................................   $    6,022
    9,400   New York, New York City Transitional Finance Authority
              Revenue, Series 2001, (Landesbank Baden-Wurttenberg),
              1.100% 02/01/31**...........................................        9,400
      590   Port Authority New York and New Jersey, Series 2003, (AMBAC GO
              of Authority, Citigroup Global Market Liquidity Facility),
              1.100% 12/15/32**#..........................................          590
                                                                             ----------
                                                                                174,934
                                                                             ----------
            NORTH CAROLINA -- 0.8%
    2,950   Catawba County, North Carolina Industrial Facilities and
              Pollution Control Financing Authority Revenue, (Von Drehle
              Properties Project) Series 2001, AMT, (BB&T LOC),
              1.150% 12/01/21**...........................................        2,950
    1,075   East Carolina University, North Carolina University Revenue,
              (Dowdy-Ficklen Stadium Project) Series 1996, (Wachovia Bank
              LOC),
              1.060% 05/01/17**...........................................        1,075
    5,240   Guilford County, North Carolina Multi-Family Housing Revenue,
              (Brentwood Crossings Apartments) Series 2003, AMT, (SunTrust
              Bank LOC),
              1.130% 12/01/35**...........................................        5,240
    1,700   Iredell County, North Carolina Industrial Facilities and
              Pollution Control Financing Authority Revenue, (Sullivan
              Corporation Project) Series 1996, AMT, (Bank One Milwaukee,
              N.A. LOC),
              1.240% 01/01/11**#..........................................        1,700
    3,000   Lincoln County, North Carolina Industrial Facilities &
              Pollution Control Financing Authority Revenue, (HOF Textiles
              Inc. Project) Series 1991, AMT,
              1.300% 10/01/11**...........................................        3,000
    1,300   Mecklenburg County, North Carolina Industrial Facilities and
              Pollution Control Financing Authority Revenue, (Sterigenics
              International Project) Series 1996, AMT, (American National
              Bank & Trust LOC),
              1.100% 03/01/16**#..........................................        1,300

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
$   4,640   Mecklenburg County, North Carolina Multi-Family Housing
              Revenue, (Barrington Oaks Apartments Project) Series 2003,
              AMT, (SunTrust Bank LOC),
              1.180% 09/01/35**...........................................   $    4,640
    2,100   North Carolina Agriculture Finance Authority Agriculture
              Development Revenue, (McGill Environment System Project)
              Series 2003, AMT, (Branch Bank & Trust LOC),
              1.150% 12/01/15**...........................................        2,100
    2,800   North Carolina State Port Authority Exempt Facilities Revenue,
              (Wilmington Bulk LLC Project) Series 2001A, AMT, (Branch
              Banking & Trust LOC),
              1.150% 09/01/22**...........................................        2,800
    4,845   North Carolina State Port Authority Exempt Facilities Revenue,
              (Wilmington Bulk LLC Project) Series 2001B, AMT, (Branch
              Banking & Trust LOC),
              1.150% 09/01/22**...........................................        4,845
    4,315   Rowan County, North Carolina Industrial Facilities Pollution
              Control Financing Authority, (Fixed Industrial Development
              PHC LLC Project) Series 1999, AMT, (Branch Banking and Trust
              LOC),
              1.150% 03/01/14**...........................................        4,315
    2,345   Rutherford County, North Carolina GO, Series 2003B, (MBIA
              Insured),
              3.000% 06/01/04.............................................        2,353
                                                                             ----------
                                                                                 36,318
                                                                             ----------
            OHIO -- 1.7%
    4,190   Akron, Ohio Income Tax Revenue, Series 2004, (FGIC Insured,
              Citigroup Global Markets Liquidity Facility),
              1.080% 12/01/27**#..........................................        4,190
      855   Centerville, Ohio Health Care Revenue, (Bethany Lutheran
              Village Hospital Project) Series 1994, (PNC Bank of Ohio,
              N.A. LOC),
              1.070% 11/01/13**#..........................................          855
    4,330   Cleveland, Ohio Waterworks Revenue, Series 2002L, (FGIC
              Insured, Westdeutsche Landesbank SBPA),
              1.000% 01/01/33**...........................................        4,330
   18,000   Columbus, Ohio Regional Airport Authority Revenue, Series
              2004, (U.S. Bank N.A. LOC),
              1.050% 03/01/34**...........................................       18,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            OHIO -- (CONTINUED)
$     390   Greene County, Ohio IDR, (FC Ltd. - AFC Stamping Project)
              Series 1995, AMT, (Key Bank, N.A. LOC),
              1.210% 09/01/16**#..........................................   $      390
    6,225   Kettering, Ohio IDR, Series 2002, AMT, (Merrill Lynch Capital
              Services SPBA),
              1.160% 11/01/34**#..........................................        6,225
    1,180   Lucas County, Ohio IDR, (Dynamic Dies, Inc. Project) Series
              1997, AMT, (National City Bank LOC),
              1.210% 07/01/09**...........................................        1,180
   24,000   Ohio State Water Development Authority Solid Waste Disposal
              Revenue, (The Timken Company Project) Series 1997, AMT,
              (Wachovia Bank of North Carolina, N.A. LOC),
              1.050% 07/01/32**...........................................       24,000
      750   Summit County, Ohio IDR, (Oliver Printing Company, Inc.
              Project) Series 1997, AMT, (Bank One of Akron, N.A. LOC),
              1.240% 02/01/07**#..........................................          750
   15,800   Toledo-Lucas County, Ohio Port Authority Airport Development
              Revenue, (Flightsafety International, Inc. Project) Series
              1998-1, AMT, (Berkshire Hathaway Inc. Guarantee),
              1.090% 01/01/18**#..........................................       15,800
                                                                             ----------
                                                                                 75,720
                                                                             ----------
            OKLAHOMA -- 1.5%
    5,450   Broken Bow, Oklahoma Economic Development Authority Solid
              Waste Disposal Revenue, (JM Huber Project) Series 2003B,
              AMT, (SunTrust Bank LOC),
              1.130% 05/01/23**...........................................        5,450
    1,930   Claremore, Oklahoma Industrial and Redevelopment Industrial
              Development Authority Revenue, (Whirlwind Steel Buildings
              Project) Series 2001, AMT, (Chase Manhattan Bank LOC),
              1.080% 09/01/16**...........................................        1,930
   17,000   Oklahoma Development Finance Authority Revenue, (Conoco
              Project) Series 2002, AMT, (JP Morgan Chase Bank LOC),
              1.070% 06/01/37**...........................................       17,000
   10,000   Oklahoma Development Finance Authority Revenue, (Seabrook
              Farms Inc. Project) Series 1997, AMT, (Bank of New York
              LOC),
              1.120% 03/01/27**#..........................................       10,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            OKLAHOMA -- (CONTINUED)
$   3,470   Oklahoma Housing Finance Agency Single Family Revenue,
              (Homeownership Loan Program) Series 2001PT-1288, AMT, (GNMA
              Collateral Agreement, Merrill Lynch SBPA),
              1.120% 09/01/29**@@.........................................   $    3,470
    5,100   Oklahoma Transportation Authority, Oklahoma Turnpike Systems
              Revenue, Series 2002A, (AMBAC Insured),
              5.000% 01/01/05.............................................        5,250
   21,185   Payne County, Oklahoma Economic Development Authority Student
              Housing Revenue, (OSUF Phase III Project) Series 2002,
              (AMBAC Insured, Dexia Credit Local SPA),
              1.050% 06/01/32**...........................................       21,185
                                                                             ----------
                                                                                 64,285
                                                                             ----------
            OREGON -- 2.0%
    2,000   Oregon State, Economic Development Revenue, (KRC Western Inc.
              Project) Series 1997-178, AMT, (Wachovia Bank LOC),
              1.110% 01/01/17**#..........................................        2,000
   10,000   Oregon State, Housing and Community Services Department
              Management Revenue, (Single Family Management Project)
              Series 2003, AMT,
              1.250% 07/01/24.............................................       10,000
   20,000   Port Portland, Oregon Special Obligation Revenue, (Portland
              Bulk Terminals LLC Project) Series 1996, AMT, (Canadian
              Imperial Bank LOC),
              1.100% 10/01/25**...........................................       20,000
    4,500   Port Portland, Oregon Special Obligation Revenue, (Portland
              Bulk Terminals Project) Series 1999, AMT, (Canadian Imperial
              Bank LOC),
              1.100% 10/01/25**...........................................        4,500
   48,700   Tri-City, Oregon Metropolitan Transition District Revenue,
              Series 2001, (Bayerische Landesbank LOC),
              1.020% 12/01/21**...........................................       48,700
                                                                             ----------
                                                                                 85,200
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            PENNSYLVANIA -- 3.9%
$   4,000   Allegheny County, Pennsylvania Hospital Development Authority
              Revenue, (South Hills Healthcare Project) Series 2000A, (PNC
              Bank N.A. LOC),
              1.150% 06/01/30.............................................   $    4,000
   24,500   Delaware Valley, Pennsylvania Regional Finance Authority Local
              Government Revenue, Series 1986, (Toronto-Dominion Bank
              LOC),
              1.040% 08/01/16**...........................................       24,500
    1,550   Elk County, Pennsylvania Industrial Development Authority
              Revenue, (Clarion Sintered Metals Project) Series 1998, AMT,
              (PNC Bank, N.A. LOC),
              1.140% 03/01/09**#..........................................        1,550
    9,000   Elk County, Pennsylvania Industrial Development Authority,
              Solid Waste Disposal Revenue, (Willamette Industries Inc.
              Project) Series 1992, (Deustche Bank A.G. LOC),
              1.070% 08/01/10**...........................................        9,000
    1,600   Emmaus, Pennsylvania General Authority Revenue, Series
              1989B-23, (DEPFA Bank plc),
              1.050% 03/01/24**...........................................        1,600
    7,000   Emmaus, Pennsylvania General Authority Revenue, Series
              1989G-18, (DEPFA Bank plc),
              1.050% 03/01/24**...........................................        7,000
    4,750   Indiana County, Pennsylvania Industrial Development Authority
              PCR, (Conemaugh Project) Series 1997A, (Bank One N.A. LOC),
              1.150% 06/01/27**...........................................        4,750
      800   Pennsylvania Economic Development Financing Authority
              Development Revenue, (Pennsylvania Bar Institute Project)
              Series 1996B, AMT, (PNC Bank, N.A. LOC),
              1.040% 04/01/15**#..........................................          800
   43,700   Pennsylvania State Higher Education Assistance Agency Student
              Loan Revenue, Series 1994, AMT, (AMBAC Insured GTD STD LNS,
              Westdeutsche Landesbank Girozentrale SBPA),
              1.030% 12/01/24**...........................................       43,700
   17,000   Pennsylvania State, Higher Education Assistance Agency,
              Student Loan Revenue, Series 1988C, AMT, (AMBAC Insured,
              First Union National Bank SBPA),
              1.030% 07/01/18**...........................................       17,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            PENNSYLVANIA -- (CONTINUED)
$  32,400   Quakertown, Pennsylvania Hospital Authority Revenue, (Group
              Pooled Financing Project) Series 1985, (PNC Bank LOC),
              1.000% 07/01/05**...........................................   $   32,400
    8,000   Venango, Pennsylvania Industrial Development Authority,
              0.980% 08/10/04.............................................        8,000
    5,000   Venango, Pennsylvania Industrial Development Authority
              (Scrubgrass Project),
              1.000% 05/12/04.............................................        5,000
    4,800   Venango, Pennsylvania Industrial Development Authority
              (Scrubgrass Project),
              1.050% 06/08/04.............................................        4,800
    3,335   Westmoreland County, Pennsylvania Industrial Development
              Authority Revenue, (Elizabeth Carbide Die Project) Series
              1998A, AMT, (National City Bank LOC),
              1.160% 10/01/13**#..........................................        3,335
    3,480   Westmoreland County, Pennsylvania Industrial Development
              Authority Revenue, (Rhodin Enterprises Project) Series 1997,
              AMT, (National City Bank, N.A. LOC),
              1.140% 04/01/17**...........................................        3,480
                                                                             ----------
                                                                                170,915
                                                                             ----------
            RHODE ISLAND -- 0.1%
    3,560   Pawtucket, Rhode Island GO, Series 2002A, (AMBAC Insured),
              4.000% 04/15/04.............................................        3,564
    2,640   Rhode Island State Industrial Facilities Corporation IDR,
              (Precision Turned Components Project) Series 2000, (Bank of
              New York LOC),
              1.250% 05/01/11**...........................................        2,640
                                                                             ----------
                                                                                  6,204
                                                                             ----------
            SOUTH CAROLINA -- 2.5%
    3,400   Anderson County, South Carolina IDR, (Mikron Corporation
              Project) Series 1998, AMT, (ABN AMRO Bank N.V. LOC),
              1.160% 11/01/12**#..........................................        3,400
    1,000   Cherokee County, South Carolina Industrial Revenue Refunding,
              (Holmberg Electronic Corporation Project) Series 1989,
              (Wachovia Bank of North Carolina, N.A. LOC),
              1.110% 11/01/04**#..........................................        1,000
    3,900   Kershaw County, South Carolina IDR, (DeRoyal Textiles, Inc.
              Project) Series 1994, AMT, (SunTrust Bank of Nashville LOC),
              1.110% 12/01/07**#..........................................        3,900

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
$  12,000   Marlboro County, South Carolina Solid Waste Disposal
              Facilities Revenue, (Willamette Industries Inc. Project)
              Series 1995, AMT, (Deutsche Bank AG LOC),
              1.070% 08/01/15**...........................................   $   12,000
    5,500   Marlboro County, South Carolina Solid Waste Disposal Revenue,
              (Willamette Industrial Income Project) Series 1996, AMT,
              (Deutsche Bank A.G. LOC),
              1.070% 06/01/23**...........................................        5,500
    3,000   South Carolina Jobs Economic Development Authority Development
              Revenue, (Spartanburg YMCA Project) Series 1996, (First
              Union National Bank LOC),
              1.110% 06/01/18**#..........................................        3,000
    4,000   South Carolina Jobs Economic Development Authority Economic
              Development Revenue, (Pine River Plastics Inc. Project)
              Series 2000, AMT, (Comerica Bank LOC),
              1.160% 03/01/11**...........................................        4,000
    5,705   South Carolina Jobs Economic Development Authority Economic
              Development Revenue, (Raynor USA Southeast Project) Series
              2000, AMT, (LaSalle Bank, N.A. LOC),
              1.110% 05/01/20**...........................................        5,705
   24,995   South Carolina Jobs Economic Development Authority Economic
              Development Revenue, (St. Francis Bon Secours Hospital
              Project) Series 2000PT-503, (Merrill Lynch Guarantee SBPA),
              1.220% 11/15/30**#..........................................       24,995
    6,275   South Carolina Jobs Economic Development Authority IDR,
              (Abraham Industries LLC Project) Series 1999, AMT, (PNC
              Bank, N.A. LOC),
              1.140% 05/01/14**#..........................................        6,275
    2,100   South Carolina Jobs Economic Development Authority IDR, (Banks
              Construction Company Project) Series 1999, AMT, (Wachovia
              Bank of North Carolina, N.A. LOC),
              1.160% 05/01/09**...........................................        2,100
    2,730   South Carolina Jobs Economic Development Authority IDR,
              (Kravet Fabrics, Inc. Project) Series 1997, AMT, (Bank of
              New York LOC),
              1.120% 03/01/12**#..........................................        2,730

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
$   5,575   South Carolina Jobs Economic Development Authority IDR,
              (Quoizel, Inc. Project) Series 1996, AMT, (Branch Banking &
              Trust LOC),
              1.150% 05/01/16**...........................................   $    5,575
    5,500   South Carolina Jobs Economic Development Authority Revenue,
              (Alco-Lite Industries LLC - TechnoSteel LLC Project) Series
              1997, AMT, (Wachovia Bank of South Carolina, N.A. LOC),
              1.110% 04/01/12**...........................................        5,500
   11,250   South Carolina Jobs Economic Development Authority, Economic
              Development Revenue, (Giant Cement Holding Inc. Project)
              Series 2002, AMT, (Citibank N.A. LOC),
              1.080% 12/01/22**...........................................       11,250
    5,000   South Carolina Jobs Economic Development Authority, Economic
              Development Revenue, (Waste Management South Carolina
              Project) Series 2003, AMT, (Wachovia Bank N.A. LOC),
              1.130% 07/01/24**...........................................        5,000
    6,400   South Carolina State Housing Finance and Development Authority
              Multi-Family Revenue Refunding, (Rental Bay Club Apartments)
              Series 2001, AMT, (General Electric Capital Corporation
              LOC),
              1.100% 06/01/21**...........................................        6,400
                                                                             ----------
                                                                                108,330
                                                                             ----------
            SOUTH DAKOTA -- 0.2%
      330   South Dakota Economic Development Financing Authority IDR
              Refunding, (Lomar Development Company Project) Series 1996B,
              AMT, (US Bank, N.A. LOC),
              1.220% 08/01/08**#..........................................          330
    8,260   South Dakota State Housing Development Authority, Series
              1998PT-168, AMT, (Banque Nationale de Paris SBPA),
              1.120% 05/01/27**#..........................................        8,260
                                                                             ----------
                                                                                  8,590
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TENNESSEE -- 4.4%
$   4,445   Blount County, Tennessee Industrial Development Board, IDR,
              (Arrowhead Partners LP Project) Series 2003, AMT, (SunTrust
              Bank LOC),
              1.180% 12/01/13**...........................................   $    4,445
   20,600   Collierville, Tennessee Industrial Development Board Revenue,
              (St. Georges High School Project) Series 2001, (AmSouth Bank
              of Alabama, N.A. LOC),
              1.070% 08/01/31**...........................................       20,600
    5,980   Franklin County, Tennessee Health and Educational Facilities
              Board Revenue, (University of the South Project) Series
              1998B, (AmSouth Bank of Alabama, N.A. LOC),
              1.060% 09/01/18**...........................................        5,980
    7,630   Knox County, Tennessee 1st Utility District Water and Sewer
              Revenue Refunding, Series 2003, (Amsouth Bank LOC),
              1.170% 12/01/10**...........................................        7,630
    5,350   Memphis, Tennessee Health Educational and Housing Facilities
              Board Revenue, (Springdale Creek Apartments Project) Series
              2003A, AMT, (First Tennessee Bank LOC),
              1.200% 01/01/35**...........................................        5,350
    6,245   Memphis-Shelby County, Tennessee Airport Authority Airport
              Revenue, Series 2001, AMT, (FSA Insured, Toronto-Dominion
              Bank Liquidity Facility),
              1.120% 03/01/09**#..........................................        6,245
    5,295   Metropolitan Government Nashville & Davidson County Tennessee
              Industrial Board Revenue Refunding, (Rodgers/Welch Venture
              Project) Series 1989, (Amsouth Bank of Alabama LOC),
              1.070% 12/01/14**...........................................        5,295
    9,400   Metropolitan Government Nashville and Davidson County,
              Tennessee Health and Education Facility Board Revenue,
              Multi-Family Housing, Series 2003, AMT, (Wachovia Bank N.A.
              LOC),
              1.110% 12/01/43**...........................................        9,400
    8,500   Metropolitan Government, Nashville & Davidson County,
              Tennessee Health and Education Facilities Board Revenue,
              (Meharry Medical College Project) Series 1994, (AMBAC
              Insured, GO of Institution),
              6.875% 12/01/24.............................................        8,998

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
$   3,010   Shelby County, Tennessee Health Educational and Housing
              Facilities Board Multi-Family Housing Revenue, (Flag Manor
              Project) Series 1995, AMT, (FHLB Guarantee),
              1.070% 01/01/23**#..........................................   $    3,010
    2,000   Shelby County, Tennessee Health Educational and Housing
              Facilities Board Revenue, (Spring Creek Apartments) Series
              2003A, AMT, (First Tennessee Bank LOC),
              1.200% 12/01/20**...........................................        2,000
    1,100   Springfield, Tennessee Industrial Development Board Revenue,
              (All American Homes of Tennessee Project) Series 1994, AMT,
              (Bank One of Michigan, N.A. LOC),
              1.240% 11/01/09**#..........................................        1,100
    5,000   Sullivan County, Tennessee Industrial Development Board
              Revenue, (Modern Forge Company Project) Series 1990, AMT,
              (Northern Trust Company LOC),
              1.080% 07/01/10**#..........................................        5,000
   30,000   Tennessee Housing Development Agency, Single Family Mortgage
              Note, Series 2002, AMT,
              0.962% 12/08/05**...........................................       29,999
   40,065   Tennessee Housing Development Agency, Single Family Mortgage
              Note, Series 2003, AMT,
              0.962% 12/08/05**...........................................       40,064
    8,200   Tennessee Volunteer State Student Funding Corporation Student
              Loan Revenue, Series 1988A-1, (State Street Bank and Trust
              Company LOC),
              1.030% 12/01/23**...........................................        8,200
   30,000   Tennessee Volunteer State Student Funding Corporation Student
              Loan Revenue, Series 1998A-2, AMT, (State Street Bank and
              Trust Company LOC),
              1.030% 12/01/23**...........................................       30,000
                                                                             ----------
                                                                                193,316
                                                                             ----------
            TEXAS -- 11.7%
    3,215   Austin, Texas Airport System Revenue, Series 1995A, AMT, (MBIA
              Insured),
              6.500% 11/15/04.............................................        3,322
   30,000   Austin, Texas,
              0.950% 08/11/04.............................................       30,000
   22,071   Austin, Texas,
              0.970% 08/13/04.............................................       22,071

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
$   1,100   Bell County, Texas Industrial Development Corporation, IDR,
              (Metal Sales Manufacturing Corporation Project) Series 1998,
              AMT, (Firstar Bank N.A. LOC),
              1.220% 08/01/08**...........................................   $    1,100
   10,375   Bexar County, Texas Housing Finance Corporation Multi-Family
              Housing Revenue, (Perrin Park Apartment Project) Series
              1996, (GNMA Collateral, Northern Trust Company LOC),
              1.170% 06/01/28**...........................................       10,375
   20,000   Board of Regents of the University of Texas,
              1.000% 06/07/04.............................................       20,000
    5,275   Board of Regents of the University of Texas,
              1.000% 06/07/04.............................................        5,275
   12,000   Board of Regents of the University of Texas,
              1.000% 06/09/04.............................................       12,000
   31,950   Brazos River Authority, Texas PCR, (TXU Energy Company
              Project) Series 2002A, (JP Morgan Chase Bank LOC),
              1.120% 05/01/37**...........................................       31,950
    6,535   Bridgeport, Texas GO Independent School District, Series 2004,
              (PSF-GTD, Merrill Lynch Capital Services SBPA, Merrill Lynch
              and Company GTY-AGMT),
              1.070% 08/15/08**#..........................................        6,535
   20,000   Brownsville, Texas Utilities System Revenue Refunding, Series
              2001B, (MBIA Insured, State Street Bank and Trust SBPA),
              0.950% 09/01/25.............................................       20,000
   20,000   Brownsville, Texas Utilities Systems Revenue Refunding, Series
              2001A, (MBIA Insured),
              0.950% 09/01/25**...........................................       20,000
    2,400   Calhoun County, Texas Industrial Development Authority, Port
              Revenue, Series 2003, AMT,
              1.150% 01/01/24**...........................................        2,400
    6,700   Calhoun County, Texas Navajo District, (Formosa Plastics
              Corporation Project) Series 2002, (JP Morgan Chase Bank
              LOC),
              1.050% 09/01/32**...........................................        6,700
      400   Corpus Christi, Texas GO Independent School District, Series
              1997, (PSF-GTD),
              5.000% 08/15/04.............................................          406

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
$  16,180   Dallas-Fort Worth, Texas International Airport Facility
              Revenue, (Flightsafety Project) Series 1999, AMT, (OBH, Inc.
              Guarantee),
              1.090% 07/01/32**...........................................   $   16,180
    9,840   Dallas-Fort Worth, Texas International Airport Revenue, Series
              2003, AMT, (Merrill Lynch Capital Services SBPA),
              1.200% 05/01/11**@@.........................................        9,840
    3,000   Dallas-Fort Worth, Texas International Airport Revenue, Series
              2004, AMT, (MBIA Insured, Citigroup Global Market Liquidity
              Facility),
              1.120% 11/01/33**#..........................................        3,000
    8,185   El Paso, Texas Housing Finance Corporation Multi-Family
              Housing Revenue, (Viva Apartments Project-Oakland Executive
              Center LP) Series 1993, AMT, (GE Capital Corporation
              Guarantee),
              1.100% 09/01/23**#..........................................        8,185
    2,750   Harris County, Texas Health Facility Development Corporation
              Revenue, Blood Center Gulf Coast Regional, Series 1992, (JP
              Morgan Chase and Company LOC),
              1.060% 04/01/17**...........................................        2,750
    1,555   Hillsboro, Texas Industrial Development Corporation Revenue,
              (Lamcraft LP Project) Series 1997, AMT, (First Commercial
              Bank LOC),
              1.350% 07/01/13**...........................................        1,555
    3,500   Houston, Texas Housing Financial Corporation, (Mayfair Park
              Apartment), Series 2004, (FNMA Insured, FNMA Liquidity
              Facility),
              1.070% 04/15/37**...........................................        3,500
    5,625   Klein, Texas Independent School District GO, Series 2003,
              (PSF-GTD, Merrill Lynch Capital Services SBPA),
              1.070% 08/15/23**#..........................................        5,625
    4,015   Lewisville, Texas GO Independent School District, Series 2004,
              (PSF-GTD, Merrill Lynch Capital Services SBPA, Merrill Lynch
              and Capital GTY-AGMT),
              1.070% 08/15/08**#..........................................        4,015
    2,900   Mansfield, Texas Industrial Development Corporation Revenue,
              (Texas Inc. Project) Series 1986, AMT, (Bank One Texas N.A.
              LOC),
              1.040% 11/01/26**...........................................        2,900

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
$  11,200   Midlothian, Texas Industrial Development Corporation
              Environmental Facilities Revenue, (Holnam Texas Loop
              Project) Series 1999, AMT, (Bank One, Michigan LOC),
              1.020% 09/01/31**...........................................   $   11,200
    5,250   Northside, Texas Independent School District GO, Series 2003A,
              (PSF-GTD),
              1.000% 08/01/31.............................................        5,250
    1,200   Nueces County, Texas Health Facilities Development Corporation
              Revenue, (Driscoll Foundation Childrens Hospital Project)
              Series 1985, (Bank One of Texas, N.A. LOC),
              1.110% 07/01/15**...........................................        1,200
    6,060   Panhandle, Texas Regional Housing Financing, Series 2002, AMT,
              (Merrill Lynch Capital Services SBPA),
              1.160% 09/01/14**#..........................................        6,060
    1,400   Robertson County, Texas Industrial Development Company,
              (Sanderson Farms Incorporated Project) Series 1995, AMT,
              (Harris Trust & Savings Bank LOC),
              1.150% 11/01/05**...........................................        1,400
    8,350   San Antonio, Texas Education Facility Corporation Revenue,
              (University of the Incarnate World Project) Series 2001,
              (Bank One Texas, N.A. LOC),
              1.120% 12/01/21**...........................................        8,350
   50,435   San Antonio, Texas Water Revenue, Series 2003A, (MBIA Insured,
              JP Morgan Chase Bank SBPA),
              0.950% 05/15/33**...........................................       50,435
    1,900   Texas Lower Colorado River Authority, Series 2003, (AMBAC
              Insured, Citigroup Global Market Liquidity Facility),
              1.080% 05/15/22**#..........................................        1,900
   91,250   Texas State TRAN, Series 2003,
              2.000% 08/31/04.............................................       91,559
    4,400   Texas State, Department of Housing & Community Affairs,
              Multi-Family Revenue, Series 2002, AMT, (Merrill Lynch
              Capital Services SBPA),
              1.160% 12/01/40**#..........................................        4,400
   45,000   Texas State, GO, (Veterans Housing Assist Project) Series
              2003, AMT, (VA Guarantee, Bayerische Landesbank Liquidity
              Facility),
              1.070% 06/01/34**...........................................       45,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
$   4,220   Texas Water Development Board Revenue Refunding, State
              Revolving Fund, Series 2003, (JP Morgan Chase Bank SBPA),
              1.080% 07/15/22**...........................................   $    4,220
   25,000   University of Texas System Board of Regents Revenue Financing,
              0.980% 08/12/04.............................................       25,000
                                                                             ----------
                                                                                505,658
                                                                             ----------
            UTAH -- 4.5%
    4,000   Cedar City, Utah IDR, (North America Packaging Project) Series
              2002, AMT, (JP Morgan Chase & Company LOC),
              1.070% 10/01/22**...........................................        4,000
   26,750   Intermountain Power Agency, Utah Power Supply Revenue, Series
              1985E, (Landesbank Hessen Thuringen),
              0.930% 07/01/14**...........................................       26,750
    5,925   Intermountain Power Agency, Utah Power Supply Revenue, Series
              1985F, (AMBAC Insured, Landesbank Hessen-Thueingen SBPA),
              0.920% 07/01/15**...........................................        5,925
    1,400   Murray City, Utah IDR, (Zevex, Inc. Project) Series 1996, AMT,
              (Bank One Arizona, N.A. LOC),
              1.240% 10/01/16**#..........................................        1,400
    3,200   Murray City, Utah Industrial Development Authority Revenue,
              (Hunter Douglas Real Property Project) Series 1994, AMT,
              (ABN-AMRO Bank N.V. LOC),
              1.110% 09/01/14**#..........................................        3,200
    7,570   Provo City, Utah Housing Authority, (Multi-Family Branbury
              Park Project) Series 1987A, (Bank One of Arizona LOC),
              1.050% 12/01/10**...........................................        7,570
    3,840   Salt Lake City, Utah IDR, (Spring Air Project) Series 2003,
              AMT, (US Bank N.A.),
              1.070% 07/01/23**...........................................        3,840
    8,790   Utah Housing Corporation, Single Family Mortgage Revenue,
              Series 2002A-1, AMT, (Westdeutsche Landesbank Girozentrale
              LOC),
              1.080% 07/01/33**...........................................        8,790
    9,095   Utah Housing Corporation, Single Family Mortgage Revenue,
              Series 2002C-2, AMT, (Westdeutsche Landesbank Girozentrale
              SBPA),
              1.080% 07/01/33**...........................................        9,095

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            UTAH -- (CONTINUED)
$  15,000   Utah State Board Regents Student Loan Revenue, Series 1993A,
              AMT, (GTD STD LNS, Lloyds Bank LOC),
              1.080% 11/01/23**...........................................   $   15,000
   35,000   Utah State Board Regents Student Loan Revenue, Series 1995,
              AMT, (AMBAC Insured, GTD STD LNS, Lloyds TSB Bank plc SBPA),
              1.080% 11/01/25**...........................................       35,000
   38,500   Utah State Board Regents Students Loan Revenue, Series 1996Q,
              AMT, (AMBAC Insured, GTD STD LNS, Credit Communl Belgiquee
              SBPA),
              1.080% 11/01/31**...........................................       38,500
   26,355   Utah State Board Regents Students Loan Revenue, Series 1996R,
              AMT, (AMBAC Insured, GTD STD LNS, Credit Communl Belgiquee
              SBPA),
              1.080% 11/01/31**...........................................       26,355
    9,995   Utah State, Housing Finance Agency, Single Family Mortgage
              Revenue, Series 2000C-1, AMT, (Bayerische Landesbank SBPA),
              1.080% 07/01/31**...........................................        9,995
                                                                             ----------
                                                                                195,420
                                                                             ----------
            VERMONT -- 0.3%
   14,000   Vermont Industrial Development Authority Revenue, (Ryegate
              Wood Energy Company Project) Series 1990, AMT, (ABN AMRO
              Bank, N.V. LOC),
              1.140% 12/01/15**...........................................       14,000
                                                                             ----------
            VIRGINIA -- 0.8%
    4,500   Fredericksburg, Virginia Industrial Development Authority
              Multi-Family Housing Revenue, (Forest Village Apartments
              Project) Series 2001A-1, AMT, (SunTrust Bank LOC),
              1.110% 01/01/33**...........................................        4,500
    3,900   Greensville County, Virginia Industrial Development Authority
              Revenue, (Perdue Farms, Inc. Project) Series 1996, AMT,
              (SunTrust Bank LOC),
              1.110% 10/01/06**#..........................................        3,900
    4,500   King George County, Virginia Industrial Development Authority,
              Exempt Facilities Revenue, (Birchwood Power Partners
              Project) Series 1996A,
              1.150% 04/01/26**...........................................        4,500

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
$   4,725   Madison County, Virginia Industrial Development Authority
              Revenue, (Madison Wood Preservers Project) Series 1998, AMT,
              (Wachovia Bank of North Carolina N.A. LOC),
              1.110% 06/01/13**#..........................................   $    4,725
    9,900   Prince William County, Virginia IDR, (Dale Scott Corporation
              Project) Series 2001, AMT, (First Union National Bank LOC),
              1.110% 12/01/21**...........................................        9,900
    3,400   Sussex County, Virginia Industrial Development Authority,
              Solid Waste Disposal Revenue, (Atlantic Waste Disposal
              Project) Series 2003A, AMT, (Wachovia Bank N.A. LOC),
              1.130% 06/01/28**...........................................        3,400
    4,000   Westmoreland County, Virginia Industrial Development
              Authority, Economic Development Revenue, (Second Development
              LLC Project) Series 2003, AMT, (Wells Fargo Bank N.A. LOC),
              1.160% 08/01/19**...........................................        4,000
                                                                             ----------
                                                                                 34,925
                                                                             ----------
            WASHINGTON -- 3.1%
    4,000   Chelan County, Washington Public Utilities District Number 001
              Construction Revenue, Series 1992,
              6.950% 06/01/67.............................................        4,039
    3,370   King County, Washington Housing Authority Revenue, (Auburn
              Court Apartments Project) Series 1997, AMT, (US Bank N.A.
              LOC),
              1.070% 12/01/27**...........................................        3,370
    5,420   King County, Washington School District No. 401 Highline
              Public Schools, GO, (FGIC Insured, Citigroup Global Markets
              Liquidity Facility),
              1.080% 12/01/19**#..........................................        5,420
    5,620   King County, Washington Sewer Revenue, Series 2003, (FGIC
              Insured, Citigroup Global Market Liquidity Facility),
              1.080% 01/01/20**#..........................................        5,620
   11,585   King County, Washington,
              0.999%*** 04/23/04..........................................       11,578
    9,800   Port Bellingham, Washington Industrial Development
              Corporation, Environmental Facilities Industrial Revenue,
              Series 2003, AMT,
              1.150% 03/01/38**...........................................        9,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
$   3,505   Port Seattle, Washington Revenue Refunding, Series 2002D, AMT,
              (FGIC Insured),
              5.750% 11/01/04.............................................   $    3,598
    4,320   Port Seattle, Washington Revenue, Series 2003, AMT, (MBIA
              Insured, Merrill Lynch Capital Services SBPA),
              1.150% 07/01/11**#..........................................        4,320
   11,250   Seattle, Washington Housing Authority Revenue, (Rainier Vista
              Project Phase I) Series 2003, AMT, (Key Bank N.A. LOC),
              1.070% 12/01/36**...........................................       11,250
    5,155   Washington State GO, Series 2003, (FSA Insured, Citigroup
              Global Market Liquidity Facility),
              1.080% 07/01/19**#..........................................        5,155
    7,280   Washington State GO, Series 2004, (AMBAC Insured, Merrill
              Lynch Capital Services SBPA),
              1.070% 07/01/08**#..........................................        7,280
   14,000   Washington State Health Care Facility Authority Revenue,
              (Empire Health Services Project) Series 2003, (U.S. Bank
              N.A. LOC),
              1.020% 11/01/23**...........................................       14,000
    7,050   Washington State Health Care Facility Authority Revenue,
              (Providence Services Project) Series 2002A, (MBIA Insured,
              JP Morgan Chase Bank SBPA),
              1.120% 12/01/30**...........................................        7,050
   13,600   Washington State Housing Finance Commission, Multi-Family
              Housing Revenue, (Mallard Lakes Apartments Project) Series
              2002A, AMT, (PNC Bank N.A.),
              1.170% 05/15/35**...........................................       13,600
    8,300   Washington State Housing Finance Commission, Multi-Family
              Mortgage Revenue, (Inglenook Court Project) Series 1995,
              AMT,
              1.060% 07/01/25**...........................................        8,300
    6,535   Washington State Housing Finance Commission, Non-Profit
              Housing Revenue, (Franke Tobey Jones Project) Series 2003,
              (Wells Fargo Bank N.A. LOC),
              1.130% 09/01/33**...........................................        6,535
    5,240   Washington State Housing Finance Community Multi-Family
              Housing Revenue, (Pacific Crest Apartments Project) Series
              1995, AMT, (Bank of America LOC),
              1.160% 04/01/34**#..........................................        5,240

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
$   2,885   Washington State Housing Finance Community Multi-Family
              Revenue, (Rosemont Apartments Project) Series 2003A, AMT,
              (Umpqua Bank LOC, Bank of the West LOC),
              1.180% 10/01/36**...........................................   $    2,885
    6,285   Washington State Housing Financing Commission Multi-Family
              Revenue, (Monticello Park Project) Series 2001A, AMT, (US
              Bank, N.A. LOC),
              1.120% 08/01/26**...........................................        6,285
                                                                             ----------
                                                                                135,325
                                                                             ----------
            WEST VIRGINIA -- 0.6%
    7,735   Beckley, West Virginia Revenue Refunding, (Beckley Water
              Company Project) Series 2003, AMT, (Bank One West Virginia
              LOC),
              1.240% 10/01/16**...........................................        7,735
    1,400   Marion County, West Virginia County Commission Solid Waste
              Disposal Facility Revenue, (Grantown Project) Series 1990C,
              AMT, (National Westminster LOC),
              1.130% 10/01/17**...........................................        1,400
    1,000   Mercer County, West Virginia IDR Refunding, (Noland Company
              Project) Series 1989, (First Union National Bank LOC),
              1.270% 05/01/06**...........................................        1,000
   10,000   Pleasants County, West Virginia County Commission IDR, (Simex,
              Inc. Building Project) Series 1999, AMT, (PNC Bank, N.A.
              LOC),
              1.140% 12/01/19**...........................................       10,000
    5,000   Putnam County, West Virginia Solid Waste Disposal Revenue,
              (Toyota Motor Manufacture Project) Series 2000A, AMT,
              1.060% 04/01/30**...........................................        5,000
    3,095   West Virginia Public Energy Authority Revenue, (Morgantown
              Energy Project) Series 1998, (FSA Insured, BNP Paribas
              SBPA),
              1.130% 01/01/05**#..........................................        3,095
                                                                             ----------
                                                                                 28,230
                                                                             ----------
            WISCONSIN -- 2.2%
   22,200   Madison, Wisconsin Metropolitan School District TRAN, Series
              2003,
              1.500% 09/10/04.............................................       22,251
    3,170   Menomonee Falls, Wisconsin Industrial Development Authority
              IDR, (Jema, LLC Project) Series 1994, AMT, (Bank One
              Milwaukee, N.A. LOC),
              1.240% 09/01/14**...........................................        3,170

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            WISCONSIN -- (CONTINUED)
$     900   Park Falls, Wisconsin IDR, (Weather Shield Project) Series
              2000, AMT, (Bank One Wisconsin LOC),
              1.240% 08/01/20**...........................................   $      900
      900   Pewaukee, Wisconsin IDR, (Gunner Press & Finishing Project)
              Series 2000, AMT, (Bank One Wisconsin LOC),
              1.240% 09/01/20**...........................................          900
    3,100   Pleasant Prairie, Wisconsin IDR, (Nucon Corporation Project)
              Series 1995, AMT, (American National Bank & Trust Company
              LOC),
              1.120% 02/01/22**...........................................        3,100
    2,500   Racine, Wisconsin Solid Waste Disposal Revenue, (Republic
              Services Inc. Project) Series 2002, (Bank One N.A. LOC),
              1.090% 08/01/37**...........................................        2,500
    6,250   Racine, Wisconsin Solid Waste Disposal Revenue, (Republic
              Services Inc. Project) Series 2002B, AMT, (Bank One N.A.),
              1.090% 12/01/37**...........................................        6,250
    3,700   Sheboygan, Wisconsin IDR, (Subco Foods of Wisconsin) Series
              2002, (American National Bank & Trust LOC),
              1.300% 08/01/12**...........................................        3,700
    9,700   West Allis, Wisconsin Revenue (State Fair Park Exposition
              Center Project) Series 2001, (First Star Bank, N.A. LOC),
              1.100% 08/01/28**...........................................        9,700
    3,000   Whitewater, Wisconsin IDR, (Husco International Incorporate
              Project) Series 1997, AMT, (Lasalle Bank N.A.),
              1.110% 12/01/12**...........................................        3,000
    5,700   Wisconsin Health and Education Facility,
              0.950% 04/06/04.............................................        5,700
    7,090   Wisconsin Housing and Economic Development Authority Home
              Ownership Revenue, Series 2003C, AMT, (Westdeutsche
              Landesbank AG SBPA),
              1.020% 09/01/33**...........................................        7,090
    3,845   Wisconsin Housing and Economic Development Authority, Housing
              Revenue, Series 2000A, AMT, (MBIA Insured, FHLB LOC),
              1.100% 05/01/32**...........................................        3,845

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            WISCONSIN -- (CONTINUED)
$   5,000   Wisconsin State Health & Educational Facilities Authority
              Revenue, Series 2003, (MBIA Insured),
              1.070% 08/15/23**#..........................................   $    5,000
    3,480   Wisconsin State, GO, Series 2004, (FSA Insured, Merrill Lynch
              Capital Services SPA),
              1.070% 05/01/10**#..........................................        3,480
   17,160   Wisconsin State, Health & Educational Facilities Authority
              Revenue, Series 2003, (MBIA Insured),
              1.300% 08/15/19**@@.........................................       17,160
                                                                             ----------
                                                                                 97,746
                                                                             ----------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $4,427,018)...........................................    4,427,018
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $4,427,018*)................................     101.6%   4,427,018
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (1.6)%
            Cash..........................................................   $       90
            Interest receivable...........................................       12,328
            Investment advisory fee payable...............................         (474)
            Administration fee payable....................................         (419)
            Shareholder servicing and distribution fees payable...........         (534)
            Distributions payable.........................................         (981)
            Payable for investment securities purchased...................      (80,414)
            Accrued Trustees' fees and expenses...........................          (59)
            Accrued expenses and other liabilities........................         (385)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (70,848)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $4,356,170
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $      131
            Accumulated net realized gain on investments sold.............           63
            Paid-in capital...............................................    4,355,976
                                                                             ----------
            NET ASSETS....................................................   $4,356,170
                                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Municipal Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004



                                                                                VALUE
----------------------------------------------------------------------------------------
            NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            CAPITAL CLASS SHARES:
            ($1,988,042,192 / 1,987,990,647 shares outstanding)...........        $1.00
                                                                             ==========
            TRUST CLASS SHARES:
            ($477,138,827 / 477,081,178 shares outstanding)...............        $1.00
                                                                             ==========
            LIQUIDITY CLASS SHARES:
            ($149,811,979 / 149,775,908 shares outstanding)...............        $1.00
                                                                             ==========
            ADVISER CLASS SHARES:
            ($506,550,239 / 506,585,981 shares outstanding)...............        $1.00
                                                                             ==========
            INVESTOR CLASS SHARES:
            ($147,189,309 / 147,223,680 shares outstanding)...............        $1.00
                                                                             ==========
            DAILY CLASS SHARES:
            ($605,117,875 / 605,046,841 shares outstanding)...............        $1.00
                                                                             ==========
            INVESTOR B SHARES:
            ($47,224 / 47,218 shares outstanding).........................        $1.00
                                                                             ==========
            INVESTOR C SHARES:
            ($2,502,374 / 2,502,295 shares outstanding)...................        $1.00
                                                                             ==========
            INSTITUTIONAL CLASS SHARES:
            ($479,769,739 / 479,753,133 shares outstanding)...............        $1.00
                                                                             ==========

---------------

 * Federal income tax information (see Note 7).

 **Variable rate demand notes. The interest rate shown reflects the rate in effect at March 31, 2004. These securities are subject to demand features of either one, seven or thirty days.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

 # Security not registered under the Securities Act of 1933, as amended.
   These securities may be resold in transactions exempt from registration to qualified institutional buyers.

 + Amount represents less than 0.1%.

 @@Restricted security (see Note 5).

Nations Municipal Reserves had the following industry concentrations greater than 10% at March 31, 2004 (as a percentage of net assets):

IDR/PCR                                            20.53%
Multi-Family Housing                               10.06%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 100.1%
            ALABAMA -- 1.8%
 $  8,595   ASMS Mobile, Alabama Public Educational Building Authority
              Revenue, (Alabama High School Math and Science Foundation
              Project) Series 1997, (AmSouth Bank of Alabama N.A. LOC),
              1.140% 07/01/22**...........................................   $    8,595
   19,995   Birmingham, Alabama Medical Clinic Board Revenue, (Medical
              Advancement Foundation Project) Series 2000A, (Columbus Bank
              & Trust LOC),
              1.290% 09/01/30**...........................................       19,995
    7,450   Birmingham, Alabama Medical Clinic Board Revenue, (University
              of Alabama Health Services Foundation Project) Series 2001A,
              (Columbus Bank and Trust LOC),
              1.170% 03/01/31**...........................................        7,450
    2,135   Foley, Alabama Public Park and Recreation Board Revenue, (YMCA
              Project) Series 2002,
              1.090% 09/01/22**...........................................        2,135
    3,577   Gardendale, Alabama Multi-Family Housing Revenue Refunding,
              (Ascot Place Apartments Project) Series 2002A, (FHLMC
              Liquidity Facility),
              1.120% 10/01/32**...........................................        3,577
    1,584   Gardendale, Alabama Multi-Family Housing Revenue Refunding,
              (Meadow Wood Apartments Project) Series 2002C, (FHLMC
              Liquidity Facility),
              1.120% 10/01/32**...........................................        1,584
    1,000   Montgomery, Alabama GO, Unlimited Warrants Refunding, Series
              2003, (AMBAC Insured),
              3.000% 11/01/04.............................................        1,011
    6,000   Tuscaloosa County, Alabama Education Board, Special Tax
              Anticipation Warrants, Series 2003, (Regions Bank LOC),
              1.050% 02/01/16**...........................................        6,000
                                                                             ----------
                                                                                 50,347
                                                                             ----------
            ALASKA -- 0.6%
    1,400   Alaska State Housing Finance Corporation, Series 1997-A, (MBIA
              Insured, GO of Corporation),
              4.900% 12/01/04.............................................        1,436
    9,995   Alaska State Housing Finance Corporation Housing Revenue,
              Series 1998 PA-332, (MBIA Insured, Merrill Lynch Capital
              Services SBPA),
              1.070% 12/01/19**#..........................................        9,995

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ALASKA -- (CONTINUED)
 $  6,285   Scottsboro, Alaska Solid Waste Disposal Authority Revenue,
              Series 2003, (Regions Bank LOC),
              1.050% 11/01/18**...........................................   $    6,285
                                                                             ----------
                                                                                 17,716
                                                                             ----------
            ARIZONA -- 1.3%
    5,995   Arizona Health Facilities Authority Revenue, (Blood Systems
              Project) Series 1995, (Bank One, N.A. LOC),
              1.200% 09/01/15**#..........................................        5,995
    4,000   Phoenix Civic Improvement Corporation Water System Revenue,
              Series 2003A,
              0.970% 07/16/04.............................................        4,000
    2,500   Pima County, Arizona Street and Highway Revenue, Series 2002,
              (FGIC Insured),
              4.000% 07/01/04.............................................        2,518
   19,875   Scottsdale, Arizona Industrial Development Authority Revenue,
              (Notre Dame Preparatory School Project) Series 2001A, (Bank
              One Arizona LOC),
              1.050% 05/01/21**...........................................       19,875
    2,550   Scottsdale, Arizona Industrial Development Authority Revenue,
              (Notre Dame Preparatory School Project) Series 2001B, (Bank
              One Arizona, N.A. LOC),
              1.050% 05/01/21**...........................................        2,550
                                                                             ----------
                                                                                 34,938
                                                                             ----------
            CALIFORNIA -- 7.2%
   18,870   California School Cash Reserve Program Authority, Revenue,
              Series 2003A,
              2.000% 07/06/04.............................................       18,921
   37,500   Los Angeles County, California TRAN, Series 2003A,
              2.000% 06/30/04.............................................       37,601
   25,000   Los Angeles Metro Transportation,
              0.920% 08/11/04.............................................       25,000
   44,210   Los Angeles, California Multi-Family Housing Revenue, Series
              2002K,
              1.000% 07/01/10**...........................................       44,210
   21,600   Los Angeles, California TRAN, Series 2003,
              2.000% 06/30/04.............................................       21,651
   13,000   Mass Water Resources Authority,
              0.950% 06/04/04.............................................       13,000
   19,100   Metropolitan Water District of Southern California Waterworks
              Revenue, Series 2001B-1, (Dexia Credit Local SBPA),
              1.000% 07/01/20**...........................................       19,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 10,000   Sacramento, California Municipal Utility, (Bayerische
              Landesbank LOC, Morgan Guaranty LOC, Westdeutsche Landesbank
              LOC),
              0.950% 05/25/04.............................................   $   10,000
   10,000   San Diego Regional Airport Authority,
              0.950% 06/30/04.............................................       10,000
                                                                             ----------
                                                                                199,483
                                                                             ----------
            COLORADO -- 3.8%
    5,825   Arapahoe County, Colorado GO School District Number 006,
              Series 2003, (FGIC Insured, Merrill Lynch Capital Services
              SBPA),
              1.070% 12/01/10**#..........................................        5,825
    3,250   Colorado Department Transit Revenue, Series 2003, (AMBAC
              Insured, CitiGroup Global Market Liquidity Facility),
              1.080% 12/15/16**#..........................................        3,250
    8,600   Colorado Educational and Cultural Facilities Authority
              Revenue, (Denver Museum Project) Series 2001, (Bank One
              Colorado N.A. LOC),
              1.050% 11/01/21**...........................................        8,600
   35,475   Denver, Colorado City and County Certificates of
              Participation, Series 2003, (AMBAC Insured, Dexia Credit
              Local SBPA),
              1.050% 12/01/29**...........................................       35,475
   10,510   Denver, Colorado City and County, Colorado Excise Tax Revenue,
              (Colorado Convention Center Project) Series 2001, (FSA
              Insured, Dexia Credit Local SBPA),
              1.000% 09/01/25**...........................................       10,510
    5,655   Douglas County, Colorado School District Number 1, Series
              2001, Putable Receipts-163, (MBIA Insured, Morgan Guaranty
              SBPA),
              1.070% 06/15/09**#..........................................        5,655
   36,410   Moffat County, Colorado PCR, (Tri-State Colorado-Utah Electric
              Cooperative Project) Series 1984, (AMBAC Insured, Societe
              Generale SBPA),
              1.230% 07/01/10**...........................................       36,410
                                                                             ----------
                                                                                105,725
                                                                             ----------
            CONNECTICUT -- 0.6%
    7,890   Connecticut Health and Education,
              0.940% 08/09/04.............................................        7,890
    1,200   Connecticut Health and Education,
              0.940% 09/10/04.............................................        1,200

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CONNECTICUT -- (CONTINUED)
 $  8,200   Connecticut State Health and Educational Facilities Authority
              Revenue, (Yale University Project) Series 1997T-1,
              1.070% 07/01/29**...........................................   $    8,200
                                                                             ----------
                                                                                 17,290
                                                                             ----------
            DELAWARE --  2.1%
   33,625   Delaware State Economic Development Authority Revenue,
              (Hospital Billing and Collection Services, Inc. Project)
              Series 1985A, (AMBAC Insured, Morgan Stanley SBPA),
              1.050% 12/01/15**...........................................       33,625
   21,050   Delaware State Economic Development Authority Revenue,
              (Hospital Billing and Collection Services, Inc. Project)
              Series 1985C, (AMBAC Insured, Morgan Stanley SBPA),
              1.000% 12/01/15**...........................................       21,050
    4,385   Kent County, Delaware Revenue, (Charter School Incorporated
              Project) Series 2002, (Wachovia Bank N.A. LOC),
              1.060% 11/01/22**...........................................        4,385
                                                                             ----------
                                                                                 59,060
                                                                             ----------
            DISTRICT OF COLUMBIA -- 0.3%
    8,675   District of Columbia Revenue Refunding, Series 2003, (SunTrust
              Bank LOC),
              1.050% 10/01/30**...........................................        8,675
                                                                             ----------
            FLORIDA -- 4.6%
    4,100   Alachua County, Florida Health Facilities Authority, (Meridian
              Behavioral Income Project) Series 2003, (Wachovia Bank
              N.A.),
              1.060% 07/01/18**...........................................        4,100
    9,005   Dade County, Florida Special Revenue, (Youth Fair and
              Exposition Project) Series 1995, (SunTrust Bank of Central
              Florida LOC),
              1.020% 08/01/15**...........................................        9,005
   13,000   Florida Gulf Coast University Financing Corporation Florida
              Capital Improvement Revenue, Series 2003, (Wachovia Bank
              N.A. LOC),
              1.030% 12/01/33**...........................................       13,000
    5,995   Florida Housing Financial Agency Multi-Family Revenue, Series
              1983, (Fannie Mae Liquidity Facility),
              0.920% 12/01/05**...........................................        5,995
   17,715   Florida State Board Education Lottery Revenue, Series 2000,
              Putable Receipts-222, (FGIC Insured, Morgan Guaranty Trust
              SBPA),
              1.070% 07/01/17**#..........................................       17,715

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $  7,685   Florida State Board Education Lottery Revenue, Series 2003,
              (MBIA Insured, Merrill Lynch Capital Services SBPA, Merrill
              Lynch and Company GTY-AGMT),
              1.070% 01/01/12**#..........................................   $    7,685
    4,000   Hillsborough County, Florida,
              1.000% 12/15/04.............................................        4,000
    9,100   Miami, Florida Health Facilities Authority Health Facilities
              Revenue, (Miami Jewish Home and Hospital Project) Series
              1996, (SunTrust Bank Miami LOC),
              1.020% 12/01/16**#..........................................        9,100
    5,790   Miami-Dade County, Florida Educational Facilities Authority
              Revenue, Series 2004, (AMBAC Insured, Merrill Lynch Capital
              Services SBPA, Merrill Lynch and Company GTY-AGMT),
              1.070% 10/01/11**#..........................................        5,790
    7,600   Miami-Dade County, Florida Industrial Development Authority
              Revenue, (Dave and Mary Alper Community Project) Series
              2002, (Northern Trust Company LOC),
              1.050% 04/01/32**...........................................        7,600
   10,000   Orange County, Florida Industrial Development Authority IDR,
              (Bishop Moore High School Project) Series 2000, (SunTrust
              Bank LOC),
              1.020% 10/01/25**...........................................       10,000
      700   Titusville, Florida Multi-Purpose Revenue, Series 1998
              (SunTrust Bank LOC),
              1.070% 01/01/25**...........................................          700
      800   Titusville, Florida Multi-Purpose Revenue, Series 1999
              (SunTrust Bank LOC),
              1.100% 01/01/25**...........................................          800
    4,400   Titusville, Florida Revenue, Series 1999A (SunTrust Bank LOC),
              1.070% 01/01/25**...........................................        4,400
    5,800   University of North Florida Foundation Income Revenue, Series
              1997, (First Union National Bank LOC),
              1.060% 11/01/27**...........................................        5,800
   12,300   University of North Florida Foundation Income Revenue, Series
              2000, (First Union National Bank LOC),
              1.060% 11/01/30**...........................................       12,300
    9,900   University of North Florida Foundation Income Revenue, Series
              2003, (First Union National Bank LOC),
              1.060% 11/01/24**...........................................        9,900
                                                                             ----------
                                                                                127,890
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            GEORGIA -- 5.5%
 $  2,215   Clayton County, Georgia Authority Multi-Family Housing Revenue
              Refunding, (Kings Arms Apartments Project) Series 1990D,
              (FSA Insured, Societe Generale SBPA),
              1.040% 01/01/21**...........................................   $    2,215
   12,900   Clayton County, Georgia Hospital Authority Revenue
              Anticipation Certificates, (Southern Regional Medical Center
              Project) Series 1998B, (SunTrust Bank LOC),
              1.020% 08/01/19**...........................................       12,900
    3,735   Clayton County, Georgia Housing Authority Multi-Family Housing
              Revenue Refunding (Huntington Woods Apartments Project)
              Series 1990A, (FSA Insured, Societe Generale SBPA),
              1.040% 01/01/21**...........................................        3,735
    3,690   Clayton County, Georgia Housing Authority Multi-Family Housing
              Revenue Refunding, (Kimberly Forest Project) Series 1990B,
              (FSA Insured, Societe Generale SBPA),
              1.040% 01/01/21**...........................................        3,690
    3,945   Clayton County, Georgia Housing Authority Multi-Family Housing
              Revenue Refunding, (Ten Oaks Apartments Project) Series
              1990F, (FSA Insured, Societe Generale SBPA),
              1.040% 01/01/21**...........................................        3,945
    5,550   Clayton County, Georgia Housing Authority Multi-Family Housing
              Revenue Refunding, (Village Rouge Apartments Project) Series
              1990C, (FSA Insured, Societe Generale SBPA),
              1.040% 01/01/21**...........................................        5,550
    7,200   Cobb County, Georgia Development Authority Revenue, (North
              Cobb Christian School Project) Series 1998A, (Branch Banking
              and Trust LOC),
              1.050% 03/01/22**...........................................        7,200
   13,600   Cobb-Marietta, Georgia Coliseum and Exhibit Hall Authority
              Revenue, Jr. Lien, Series 1996A, (MBIA Insured, SunTrust
              Bank SBPA),
              1.020% 10/01/26**#..........................................       13,600
   20,245   Columbus, Georgia Hospital Authority Revenue, (St. Francis
              Hospital Inc., Project) Series 2000A, (Columbus Bank & Trust
              LOC),
              1.170% 01/01/31**...........................................       20,245

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $  2,250   Columbus, Georgia Housing Authority Multi-Family Housing
              Revenue Refunding, (Quail Ridge Project) Series 1988,
              (Columbus Bank & Trust LOC),
              1.100% 02/01/05**...........................................   $    2,250
    1,835   Columbus, Georgia Industrial and Port Development Commission
              Revenue Refunding, (Parisian, Inc. Project) Series 1995,
              (Columbus Bank & Trust LOC),
              1.450% 04/01/07**#..........................................        1,835
    7,500   DeKalb County, Georgia Development Authority IDR, (The Paideia
              School Inc. Project) Series 2000, (SunTrust Bank LOC),
              1.020% 02/01/20**...........................................        7,500
    4,280   DeKalb County, Georgia Development Authority Industrial
              Educational Revenue, (Catholic School Properties, Inc.
              Project) Series 1999, (Wachovia Bank, N.A. LOC),
              1.010% 04/01/24**#..........................................        4,280
    5,740   DeKalb County, Georgia Development Authority Revenue,
              (American Cancer Society, Inc. Project) Series 1988,
              (SunTrust Bank LOC),
              1.020% 05/01/13**#..........................................        5,740
    3,000   DeKalb County, Georgia Development Authority Revenue, (Marist
              School, Inc. Project) Series 1999, (SunTrust Bank LOC),
              1.020% 03/01/24**...........................................        3,000
    2,160   DeKalb County, Georgia Hospital Authority Revenue Anticipation
              Certificates, (DeKalb Medical Center Inc. Project) Series
              1994, (SunTrust Bank LOC),
              1.020% 09/01/09**#..........................................        2,160
    4,700   DeKalb County, Georgia Industrial Development Authority IDR,
              (A.G. Rhodes Home Inc. Project) Series 1996, (SunTrust Bank
              LOC),
              1.020% 03/01/21**#..........................................        4,700
    5,000   Floyd County, Georgia Development Authority University and
              College Improvement Revenue, (Berry College, Inc. Project)
              Series 1999, (SunTrust Bank LOC),
              1.020% 03/01/24**#..........................................        5,000
    3,000   Fulton County, Georgia Development Authority Revenue, (Lovett
              School Project) Series 1997, (SunTrust Bank LOC),
              1.020% 04/01/17**#..........................................        3,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $  2,700   Fulton County, Georgia Development Authority Revenue, (Spelman
              College Project) Series 1996, (SunTrust Bank LOC),
              1.020% 06/01/16**...........................................   $    2,700
    9,000   Fulton County, Georgia Development Authority Revenue,
              (Westminster Schools Incorporated Project) Series 2003,
              (SunTrust Bank LOC),
              1.050% 11/01/28**...........................................        9,000
   17,400   Richmond County, Georgia Hospital Authority Revenue
              Anticipation Certificates, (University Health Services, Inc.
              Project) Series 1999, (SunTrust Bank LOC),
              1.020% 01/01/19**...........................................       17,400
    5,100   Roswell, Georgia Housing Authority Multi-Family Housing
              Revenue, (Azalea Park Apartments Project) Series 1996, (FNMA
              Collateral Agreement),
              1.020% 06/15/25**...........................................        5,100
    5,050   Worth County, Georgia Industrial Development Authority Revenue
              Refunding, (Seabrook Enterprises, Inc. Project) Series
              1996A, (Harris Trust and Savings Bank LOC),
              1.020% 08/01/23**#..........................................        5,050
                                                                             ----------
                                                                                151,795
                                                                             ----------
            HAWAII -- 0.2%
    4,990   Honolulu City and County GO, Series 2003, (MBIA Insured,
              Citigroup Global Market Liquidity Facility),
              1.080% 03/01/22**#..........................................        4,990
                                                                             ----------
            IDAHO -- 0.8%
   20,900   Idaho State TAN, Series 2003,
              2.000% 06/30/04.............................................       20,952
                                                                             ----------
            ILLINOIS -- 9.5%
    2,785   Chicago, Illinois GO, Series 2004, (FGIC Insured, Merrill
              Lynch Capital Services SBPA),
              1.170% 07/01/29#............................................        2,785
      715   Chicago, Illinois O'Hare International Airport Revenue,
              (General Airport Project) Second Lien, Series 1994C,
              (Societe Generale LOC),
              1.030% 01/01/18**...........................................          715
    4,350   Dekalb, Illinois Tax Increment Revenue, Series 2003, (Northern
              Trust Company LOC),
              1.100% 01/01/13**...........................................        4,350

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 22,345   Illinois ABN AMRO, GO, Series 2002, (MBIA-IBC Insured, ABN
              AMRO Bank SBPA),
              1.120% 12/01/10**#..........................................   $   22,345
    6,200   Illinois Development Finance Authority Revenue, (American
              Academy of Dermatology Project) Series 2001, (American
              National Bank & Trust LOC),
              1.170% 04/01/21**...........................................        6,200
    4,180   Illinois Development Finance Authority Revenue, (Little City
              Foundation Project) Series 1994, (LaSalle National Bank
              LOC),
              1.100% 02/01/19**...........................................        4,180
   13,100   Illinois Development Finance Authority Revenue, (Museum
              Contemporary Art Project) Series 1944, (Bank One N.A. LOC,
              Northern Trust Company LOC),
              1.080% 02/01/29**...........................................       13,100
    7,125   Illinois Development Finance Authority, Series 2003,
              (Westdeutsche Landesbank AG SBPA),
              1.170% 01/15/19**#..........................................        7,125
   14,005   Illinois Educational Facilities Authority Revenue,
              (Benedictine University Project) Series 2000, (Lasalle Bank
              N.A. LOC),
              1.050% 08/01/25**...........................................       14,005
    3,000   Illinois Educational Facilities Authority Revenue, (Elmhurst
              College Project), Series 2003, (Bank One N.A. LOC),
              1.080% 03/01/33**...........................................        3,000
    8,800   Illinois Educational Facilities Authority Revenue, (Museum of
              Science and Industry Project) Series 1992, (First National
              Bank of Chicago LOC),
              1.080% 10/01/26**...........................................        8,800
   23,000   Illinois Health Facilities Authority Revenue,
              1.120% 08/02/04.............................................       23,000
   23,500   Illinois Health Facilities Authority Revenue,
              1.150% 09/30/04.............................................       23,500
    2,000   Illinois Health Facilities Authority Revenue, (Franciscan
              Sisters Health Care Project), Series 1992, (MBIA Insured),
              6.400% 09/01/04.............................................        2,045
    2,465   Illinois Health Facilities Authority Revenue, (Glenkirk
              Project) Series 1997, (Harris Trust and Savings Bank LOC),
              1.070% 02/15/21**#..........................................        2,465

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $  8,100   Illinois Health Facilities Authority Revenue, (Revolving Fund
              Pooled Project) Series 1985C, (First National Bank of
              Chicago LOC),
              1.080% 08/01/15**...........................................   $    8,100
   15,500   Illinois State Development Finance Authority Economic
              Development Revenue, (Roosevelt University Project) Series
              1995, (American National Bank & Trust Company LOC),
              1.100% 04/01/25**...........................................       15,500
    2,420   Illinois State Development Finance Authority Revenue, (Chicago
              Academy of Sciences Project) Series 1997, (American National
              Bank & Trust Company LOC),
              1.100% 01/01/31**...........................................        2,420
    2,375   Illinois State GO, Series 2003, (FSA Insured, Citigroup Global
              Market),
              1.080% 12/01/20**#..........................................        2,375
   50,000   Illinois State GO, Unlimited Notes, Series 2003,
              2.000% 04/15/04.............................................       50,020
    7,300   Metropolitan Pier and Exposition Authority Illinois, Dedicated
              State Tax, Series 2004, (MBIA Insured, Citibank N.A.
              Liquidity Facility),
              1.170% 12/15/31**#..........................................        7,300
    7,000   Oak Forest, Illinois Revenue, (Homewood Pool -- South Suburban
              Mayors Project) Series 1989, (Bank One, N.A. LOC),
              1.040% 07/01/24**...........................................        7,000
   15,550   St. Clair County, Illinois Industrial Building Revenue
              Refunding, (Winchester Apartments Project) Series 1994,
              (FNMA Collateral Agreement),
              1.020% 08/20/32**...........................................       15,550
    5,150   Will & Kendall Counties, Illinois GO, Community Construction
              School District Number 202, Series 2003, (FGIC Insured,
              Merrill Lynch Capital Services SBPA),
              1.070% 07/01/08**#..........................................        5,150
    5,500   Will & Kendall Counties, Illinois GO, Community Construction
              School District Number 202, Series 2003, (FGIC Insured,
              Citigroup Global Market Liquidity Facility),
              1.080% 01/01/23**#..........................................        5,500
    7,400   Will County, Illinois Community United School District No.
              365, Series 2002, (FSA Insured, JP Morgan Chase Liquidity
              Facility),
              1.110% 11/01/15**#..........................................        7,400
                                                                             ----------
                                                                                263,930
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INDIANA -- 3.5%
 $  2,435   Indiana Board Book Revenue, Series 2003, (MBIA Insured,
              Citigroup Global Market Liquidity Facility),
              1.080% 09/01/21**#..........................................   $    2,435
   15,000   Indiana Health Facilities Financing Authority Revenue,
              (Ascension Health Credit Group Project) Series 2001A-1,
              0.980% 11/15/36**...........................................       15,000
    2,700   Indiana Health Facilities Financing Authority Revenue,
              (Southern Indiana Rehab Hospital Project) Series 2001, (Bank
              One Kentucky N.A. LOC),
              1.170% 04/01/20**...........................................        2,700
    6,000   Indiana Health Facilities Financing Authority Revenue,
              Series 2001, GP-A-3,
              1.050% 11/15/36**...........................................        6,000
   14,900   Indiana State Development Finance Authority Economic
              Development Educational Facilities Revenue, (Indiana
              Historical Society Project) Series 1997, (Bank One Michigan,
              N.A. LOC),
              1.080% 08/01/31**#..........................................       14,900
    8,335   Indiana State Development Finance Authority IDR, (Indiana
              University Foundation Project) Series 1998, (National City
              Bank LOC),
              1.170% 08/01/18**#..........................................        8,335
   17,000   Indiana State Development Finance Authority Revenue,
              Educational Facilities Children's Museum, Series 2003,
              (Fifth Third Bank Liquidity Facility),
              1.100% 07/01/33**...........................................       17,000
    5,000   Indiana State Educational Facility Authority Revenue, (Wabash
              College Project) Series 2003, (Bank One N.A. LOC),
              1.050% 12/01/23**...........................................        5,000
    6,715   Indianapolis, Indiana Economic Development Revenue, (Edgecomb
              Metals Company Project) Series 1983, (Wells Fargo Bank LOC),
              1.050% 12/01/08**...........................................        6,715
    6,995   Indianapolis, Indiana Thermal Energy Systems Revenue, Series
              2004, (MBIA Insured, Merrill Lynch SPA),
              1.070% 10/01/08**#..........................................        6,995

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INDIANA -- (CONTINUED)
 $  4,590   St. Joseph County, Indiana Economic Development Revenue,
              (Brothers of the Holy Cross Project) Series 1997, (Key Bank,
              N.A. LOC),
              1.110% 09/01/17**#..........................................   $    4,590
    6,600   Terre Haute, Indiana Economic Development Revenue, (First
              Financial Corporation Project) Series 1985, (First National
              Bank of Chicago LOC),
              1.080% 12/01/15**...........................................        6,600
                                                                             ----------
                                                                                 96,270
                                                                             ----------
            IOWA -- 0.2%
    6,400   Iowa Higher Education Loan Authority Revenue, (Educational
              Loan Private College Facilities Project) Series 1985, (MBIA
              Insured, Chase Manhattan SBPA),
              1.080% 12/01/15**...........................................        6,400
                                                                             ----------
            KENTUCKY -- 1.2%
    9,100   Jefferson County, Kentucky Multi-Family Housing Revenue
              Refunding, (Canter Chase Apartments Project) Series 2002,
              (FHLMC Liquidity Facility),
              1.070% 06/01/32**...........................................        9,100
    3,000   Kentucky State Property and Buildings Community Revenue
              Refunding, Series 2003, (MBIA Insured),
              2.000% 08/01/04.............................................        3,010
    3,565   Mayfield, Kentucky Multi-City Lease Revenue, Kentucky League
              of Cities Funding Trust, Series 1996, (PNC Bank LOC),
              1.110% 07/01/26**...........................................        3,565
    5,400   Middletown, Kentucky Revenue, (Christian Academy Louisville
              Project) Series 1997, (Bank One of Kentucky, N.A. LOC),
              1.170% 07/01/22**#..........................................        5,400
    8,200   Warren County, Kentucky Hospital Facility Revenue, (Bowling
              Green-Warren County Project) Series 2001, (Bank One
              Kentucky, N.A. LOC),
              1.050% 08/01/31**...........................................        8,200
    4,250   Wickliffe, Kentucky PCR & Solid Waste Disposal Revenue,
              (Westvaco Corporation Project) Series 2001, (SunTrust Bank
              LOC),
              1.050% 01/01/09**...........................................        4,250
                                                                             ----------
                                                                                 33,525
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            LOUISIANA -- 1.4%
 $ 11,305   Louisiana Public Facilities Authority Revenue,
              (Inter-Community Health Care Project) Series 1999, (Bank of
              New York LOC),
              1.020% 04/01/21**#..........................................   $   11,305
    7,600   Louisiana Public Facilities Authority Revenue, (Kingston
              Village Apartments Project) Series 1988, (FNMA Collateral
              Agreement),
              1.040% 06/15/31**...........................................        7,600
   10,000   Louisiana Public Facility Authority Lease Revenue, Series
              2003, (SBPA Societe Generale),
              1.070% 06/01/08**...........................................       10,000
    4,360   Shreveport, Louisiana Home Mortgage Authority Multi-Family
              Housing Revenue Refunding, (Summer Pointe Project) Series
              2004, (FNMA Liquidity Facility),
              1.050% 02/15/23**...........................................        4,360
    4,315   Upper Pontalba, Louisiana Building Restoration Corporation
              Revenue Refunding, (Upper Pontalba Building Project) Series
              1996, (Bank One Louisiana, N.A. LOC),
              1.170% 12/01/16**...........................................        4,315
                                                                             ----------
                                                                                 37,580
                                                                             ----------
            MAINE -- 0.1%
    2,730   Maine Health and Higher Educational Facility Authority
              Revenue, Series 2003, (FSA Insured, Merrill Lynch Capital
              Services SBPA),
              1.070% 07/01/21**#..........................................        2,730
                                                                             ----------
            MARYLAND -- 0.3%
    9,100   Baltimore County, Maryland Economic Development Revenue, (Blue
              Circle, Inc. Project) Series 1992, (Den Danske Bank LOC),
              1.150% 12/01/17**...........................................        9,100
                                                                             ----------
            MASSACHUSETTS -- 0.1%
    2,725   Massachusetts State Industrial Finance Agency Revenue, Bay
              Cove Human Services Income, Series 1994,
              8.375% 04/01/19.............................................        2,725
                                                                             ----------
            MICHIGAN -- 7.7%
   15,000   Detroit, Michigan Sewage Disposal Revenue, Second Lien, Series
              2001E, (FGIC Insured),
              1.050% 07/01/31**...........................................       15,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MICHIGAN -- (CONTINUED)
 $  5,000   Grand Valley, Michigan State University Revenue, Series 2001B,
              (FGIC Insured, Liquidity Facility),
              1.030% 06/01/27**...........................................   $    5,000
    2,320   Jackson County, Michigan Economic Development Corporation IDR
              Refunding, (Jackson Associates, LLC Project) Series 1994,
              (Bank One of Dayton, N.A. LOC),
              1.170% 10/01/14**#..........................................        2,320
    4,500   Michigan Higher Education Facility Authority Revenue, (Hope
              College Project) Series 2002B, (Fifth Third Bank LOC),
              1.060% 04/01/32**...........................................        4,500
   50,800   Michigan Municipal Bond Authority Revenue, Series 2003B-2, (JP
              Morgan Chase & Company LOC),
              2.000% 08/23/04.............................................       50,992
    4,200   Michigan State Building Authority Revenue, Series 2003, (MBIA
              Insured, Citigroup Global Market Liquidity Facility),
              1.080% 10/15/18**#..........................................        4,200
   20,000   Michigan State Building Authority,
              0.980% 06/10/04.............................................       20,000
   13,855   Michigan State Hospital Finance Authority Revenue Refunding,
              Series 1997,
              4.800% 11/01/17.............................................       14,159
   21,600   Michigan State Housing Development Authority Rental Housing
              Revenue, Series 1997B, (Landesbank Hessen-Thueringen LOC),
              1.010% 04/01/19**...........................................       21,600
    6,500   Michigan State Strategic Fund Limited Obligation Revenue,
              (Partalis Property Project) Series 2003, AMT, (Fifth Third
              Bank LOC),
              1.020% 11/01/33**...........................................        6,500
   68,900   Michigan State, GO, Series 2004A,
              2.000% 09/30/04.............................................       69,249
                                                                             ----------
                                                                                213,520
                                                                             ----------
            MINNESOTA -- 0.3%
    5,130   Minneapolis, Minnesota Community Development Agency Revenue,
              (Arena Acquisition Project) Series 1995A, (US Bank, N.A.
              LOC),
              1.070% 10/01/24**...........................................        5,130
    4,000   Minneapolis, Minnesota Special School District No. 001, GO,
              Series 2003,
              1.750% 08/06/04.............................................        4,011
                                                                             ----------
                                                                                  9,141
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MISSISSIPPI -- 0.5%
 $ 14,400   Jackson City, Mississippi PCR Refunding, (Chevron USA Inc.
              Project) Series 1992,
              1.100% 12/01/16**...........................................   $   14,400
                                                                             ----------
            MISSOURI -- 2.7%
    1,770   Desloge, Missouri Industrial Development Authority IDR
              Refunding, (National Healthcorp Project) Series 1989,
              (Regions Bank LOC),
              1.050% 12/01/10**...........................................        1,770
    1,755   Dunklin County, Missouri Industrial Development Authority IDR
              Refunding, (National Healthcorp Project) Series 1989,
              (Regions Bank LOC),
              1.050% 12/01/10**...........................................        1,755
   18,400   Kansas City, Missouri Industrial Development Authority
              Multi-Family Housing Revenue, (Timberlane Village Associates
              Project) Series 1986, (UBS AG LOC),
              1.120% 06/01/27**...........................................       18,400
   11,205   Missouri State Development Finance Board Lease Revenue,
              (Missouri Association of Utilities Lease Pool Project)
              Series 1999, (TransAmerica Life and Annuity Guarantee),
              1.080% 12/01/22**...........................................       11,205
    3,700   Missouri State Health Educational Facilities Authority
              Revenue, (Christian Brothers Project) Series 2002A, (U.S.
              Bank N.A. LOC),
              1.170% 10/01/32**...........................................        3,700
    8,505   Platte County, Missouri Industrial Development Authority
              Multi-Family Housing Revenue Refunding, (Wexford Place
              Project) Series 1996, (Bank One Texas, N.A. LOC),
              1.050% 04/01/28**#..........................................        8,505
   25,000   St. Charles County, Missouri Industrial Development Authority,
              Industrial Revenue Refunding, (Country Club Apartments
              Project) Series 1994, (Fannie Mae LOC),
              1.020% 07/15/32**...........................................       25,000
    5,000   St. Louis, Missouri Industrial Development Authority Revenue
              Refunding, (Wetterau, Inc. Project) Series 1989, (PNC Bank,
              N.A. LOC),
              1.040% 05/01/09**#..........................................        5,000
                                                                             ----------
                                                                                 75,335
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NEBRASKA -- 0.2%
 $  4,930   Nebraska Public Power District Revenue, Series 1995-A, (MBIA
              Insured),
              5.375% 01/01/15.............................................   $    5,141
                                                                             ----------
            NEVADA -- 0.1%
    4,000   Washoe County, Nevada School District, Series 2003, (FGIC
              Insured, CitiGroup Global Market Liquidity Facility),
              1.080% 06/01/20**#..........................................        4,000
                                                                             ----------
            NEW JERSEY -- 0.4%
   11,300   New Jersey State Housing and Mortgage Finance Agency Multi-
              Family Housing Revenue, Series 2003, (FHA 207 Insured,
              Merrill Lynch Capital Services, Merrill Lynch and Company
              GTY-AGMT),
              1.050% 07/07/19**#..........................................       11,300
                                                                             ----------
            NEW MEXICO -- 0.5%
    5,000   Farmington, New Mexico Hospital Revenue, (San Juan Regional
              Medical Center Project) Series 2004-B, (Bank of Nova Scotia
              LOC),
              1.030% 06/01/28**...........................................        5,000
    7,755   San Juan City, New Mexico Gross Receipts Tax Revenue, Series
              2004, (MBIA Insured, Westdeutsche Landesbank AG SBPA),
              1.070% 01/01/08**#..........................................        7,755
                                                                             ----------
                                                                                 12,755
                                                                             ----------
            NEW YORK -- 3.9%
    6,385   Albany, New York Industrial Development Agency Civic Facility
              Revenue, (Daughters of Sarah Housing Project) Series 2001A,
              (Troy Savings Bank LOC, Keybank N.A. LOC),
              1.020% 03/01/31**...........................................        6,385
    5,000   Long Island Power Authority,
              1.080% 08/06/04.............................................        5,000
   13,000   Metropolitan Transportation Authority,
              0.990% 08/09/04.............................................       13,000
   30,000   Metropolitan Transportation Authority, New York Revenue,
              Series 2002G-2, (AMBAC Insured, Landesbank Hessen-Thueringen
              SBPA),
              1.010% 11/01/26**...........................................       30,000
   11,000   New York City Municipal Water,
              0.970% 07/01/04.............................................       11,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $  9,035   New York Metropolitan Transitional Authority Revenue, Series
              2003, (AMBAC Insured, Merrill Lynch Capital Services SBPA),
              1.050% 11/15/10**#..........................................   $    9,035
   14,000   New York State Power Authority,
              0.950% 04/08/04.............................................       14,000
    7,700   New York State Power Authority,
              0.940% 08/11/04.............................................        7,700
    7,235   New York, Metropolitan Transit Authority Revenue, Series 2003,
              (MBIA Insured, CitiBank N.A. SBPA),
              1.050% 11/15/28**#..........................................        7,235
      810   New York, New York City Industrial Development Agency Civic
              Facility Revenue, (CASA Project), Series 2000, (Chase
              Manhattan Bank LOC),
              1.040% 03/01/20**...........................................          810
    1,900   New York, New York City Transitional Finance Authority
              Revenue, Series 2001, (Landesbank Baden-Wurttenberg),
              1.100% 02/01/31**...........................................        1,900
    1,200   Triborough Bridge and Tunnel Authority New York Revenue,
              Series 2002, (MBIA Insured, Merrill Lynch Capital Services
              SBPA),
              1.040% 05/15/10**#..........................................        1,200
      270   Westchester County, New York Industrial Development Agency
              Civic Facility Revenue, (Westchester Jewish Project) Series
              1998, (Chase Manhattan Bank LOC),
              1.040% 10/01/28**...........................................          270
                                                                             ----------
                                                                                107,535
                                                                             ----------
            NORTH CAROLINA -- 3.0%
   13,995   Henderson County, North Carolina Hospital Revenue, (Margaret R
              Pardee Memorial Hospital Project) Series 2001, (Branch
              Banking & Trust LOC),
              1.050% 10/01/21**...........................................       13,995
    7,700   New Hanover County, North Carolina Industrial Facilities and
              Pollution Control Financing Authority Revenue Refunding,
              (Corning, Inc. Project) Series 1997, (Wachovia Bank of
              Georgia, N.A. LOC),
              1.010% 05/01/10**...........................................        7,700
    3,870   North Carolina Capital Facilities Financing Agency,
              Educational Facilities Revenue, (Barton College Project)
              Series 2001, (Branch Banking & Trust LOC),
              1.050% 02/01/13**...........................................        3,870

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $  9,620   North Carolina Educational Facilities Financing Agency
              Revenue, (Roman Catholic Diocese of Charlotte Project)
              Series 2000, (Wachovia Bank, N.A. LOC),
              1.010% 06/01/17**...........................................   $    9,620
   10,615   North Carolina Medical Care Commission Retirement Facilities
              Revenue, (Aldersgate Project) Series 2001, (Branch Banking &
              Trust LOC),
              1.130% 01/01/31**...........................................       10,615
    4,320   North Carolina Medical Care Community Health Care Facilities
              Revenue, (Rutherford Hospital Inc. Project) Series 2001,
              (Branch Banking & Trust LOC),
              1.050% 09/01/21**...........................................        4,320
   10,000   North Carolina Medical Care Community Hospital Revenue,
              (Westcare Health System Project) Series 2002A, (Branch
              Banking & Trust LOC),
              1.050% 09/01/22**...........................................       10,000
   10,000   North Carolina Medical Care Community Retirement Facilities
              Revenue, Series 2003, (Bank of Scotland LOC),
              1.050% 07/01/07**...........................................       10,000
    5,490   North Carolina State GO, Series 2003, (Merrill Lynch Capital
              Services SBPA),
              1.070% 02/01/11**#..........................................        5,490
    6,900   North Carolina State Medical Care Commission Community Health
              Care Facilities Revenue, (Carolina Village Inc. Project)
              Series 1998, (Wachovia Bank of North Carolina, N.A. LOC),
              1.010% 10/01/18**#..........................................        6,900
                                                                             ----------
                                                                                 82,510
                                                                             ----------
            NORTH DAKOTA -- 0.4%
    9,740   Grand Forks, North Dakota Health Care Facilities Revenue,
              Series 2004, (MBIA Insured, Merrill Lynch Capital Services
              SBPA, Merrill Lynch and Company GTY- AGMT),
              1.070% 07/21/09**#..........................................        9,740
                                                                             ----------
            OHIO -- 2.8%
    3,560   Cincinnati, Ohio GO, City School District, Series 2004, (FSA
              Insured, Citigroup Global Market Liquidity Facility),
              1.080% 12/01/26**#..........................................        3,560
   27,370   Cleveland, Ohio Waterworks Revenue, Series 2002L, (FGIC
              Insured, Westdeutsche Landesbank SBPA),
              1.000% 01/01/33**...........................................       27,370

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            OHIO -- (CONTINUED)
 $ 10,000   Columbus, Ohio Regional Airport Authority Revenue, Series
              2004, (U.S. Bank N.A. LOC),
              1.050% 03/01/34**...........................................   $   10,000
    6,150   Licking County, Ohio Health Care Facility Revenue Refunding,
              Improvement Kendal, Series 2003, (Bank of Scotland LOC),
              1.020% 11/01/33**...........................................        6,150
    5,200   Lucas County, Ohio Facilities Improvement Revenue, (Toledo
              Zoological Society Project) Series 1997, (Key Bank, N.A.
              LOC),
              1.060% 10/01/05**#..........................................        5,200
    8,000   Montgomery County, Ohio Economic Development Revenue, (The
              Dayton Art Institute Project) Series 1996, (National City
              Bank LOC),
              1.100% 05/01/26**...........................................        8,000
   14,985   Muskingum County, Ohio Hospital Facilities Revenue Refunding,
              (Genesis Healthcare System Project) Series 2000, (National
              City Bank LOC),
              1.060% 12/01/20**...........................................       14,985
    1,845   Ohio State Higher Educational Facility, Common Revenue, Higher
              Educational Pooled Financing, Series 2003A, (Fifth Third
              Bank LOC),
              1.020% 09/01/24**...........................................        1,845
                                                                             ----------
                                                                                 77,110
                                                                             ----------
            OKLAHOMA -- 0.8%
    1,490   Oklahoma State Industrial Authority Revenue, (Amateur Softball
              Association Project) Series 2002, (Bank One Oklahoma N.A.
              LOC),
              1.170% 06/01/14**...........................................        1,490
   20,000   Payne County, Oklahoma Economic Development Authority Student
              Housing Revenue, (OSUF Phase III Project) Series 2002,
              (AMBAC Insured, Dexia Credit Local SPA),
              1.050% 06/01/32**...........................................       20,000
                                                                             ----------
                                                                                 21,490
                                                                             ----------
            OREGON -- 0.1%
    4,000   Oregon State Housing and Community Services Department
              Management Revenue, Single-Family Management, Series 2003,
              1.200% 07/01/19.............................................        4,000
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            PENNSYLVANIA -- 1.6%
 $  6,940   Allegheny County, Pennsylvania IDR, (United Jewish Federation
              Project) Series 1995B, (PNC Bank, N.A. LOC),
              1.040% 10/01/25**...........................................   $    6,940
    3,000   Allegheny County, Pennsylvania Industrial Development
              Authority Revenue, (Sacred Heart High School Project) Series
              2002, (PNC Bank N.A. LOC),
              1.150% 06/01/22.............................................        3,000
   11,395   Harrisburg, Pennsylvania Authority Revenue, (Cumberland Valley
              School Project) Series 2002B, (FSA Insured, Dexia Credit
              Local SBPA),
              1.090% 03/01/34**...........................................       11,395
    2,065   Harrisburg, Pennsylvania Authority Revenue, (West Brandywine
              Project) Series 2002D, (FSA Insured, Dexia Credit Local
              SPA),
              1.070% 03/01/34**...........................................        2,065
    5,000   Montgomery County, Pennsylvania Industrial Development
              Authority Revenue, (Plymouth Woods Project) Series 1987,
              (PNC Bank, N.A. LOC),
              1.040% 09/01/06**#..........................................        5,000
    5,300   Montgomery County, Pennsylvania,
              0.920% 07/15/04.............................................        5,300
    3,100   Pennsylvania State Higher Educational Facilities Authority
              Revenue, Series 2002J-4, (PNC Bank N.A.),
              1.200% 05/01/32.............................................        3,100
    5,570   Philadelphia, Pennsylvania Redevelopment Authority, (The
              Presbyterian Home Project) Series 1998, (PNC Bank, N.A.
              LOC),
              1.040% 07/01/28**#..........................................        5,570
    1,990   Philadelphia, Pennsylvania Water and Sewer Revenue, Series
              1992,
              7.350% 09/01/04.............................................        2,042
                                                                             ----------
                                                                                 44,412
                                                                             ----------
            SOUTH CAROLINA -- 2.4%
    6,200   Greenville County, South Carolina Industrial Revenue,
              (Edgecomb Metals Company Project) Series 1984, (Wells Fargo
              Bank N.A. LOC),
              1.020% 07/01/14**#..........................................        6,200
    3,600   Piedmont Municipal Power Agency South Carolina Electric
              Revenue Refunding, Series 2002B, (FGIC Insured,
              Toronto-Dominion Bank LOC),
              1.050% 01/01/18**...........................................        3,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $ 25,000   South Carolina Jobs Economic Development Authority Economic
              Development Revenue, (St. Francis Bon Secours Hospital
              Project) Series 2000PT-503, (Merrill Lynch Guarantee SBPA),
              1.220% 11/15/30**#..........................................   $   25,000
   13,145   South Carolina Jobs Economic Development Authority Health
              Facilities Revenue, (Carolina Village Project) Series 2000,
              (Branch Banking & Trust LOC),
              1.050% 02/01/22**...........................................       13,145
    5,490   South Carolina State Public Service Authority Revenue, Series
              2002, (FSA Insured, Merrill Lynch Capital Services SBPA),
              1.070% 07/01/10**#..........................................        5,490
   10,600   South Carolina, Housing Finance and Development Authority
              Revenue Refunding, (Paces Watch Apartment Project) Series
              2000, (FNMA Collateral Agreement),
              1.020% 08/15/30**...........................................       10,600
    2,675   Spartanburg County, South Carolina School District Number 001
              GO, BAN, Series 2003A, (SCSDE Insured),
              1.500% 05/13/04.............................................        2,676
                                                                             ----------
                                                                                 66,711
                                                                             ----------
            TENNESSEE -- 2.7%
    4,040   Blount County Tennessee Public Building Authority, Local
              Government Public Improvement, Series 2002, (AMBAC Insured,
              Regions Bank SBPA),
              1.050% 06/01/17**...........................................        4,040
    7,780   Clarksville, Tennessee Public Building Authority Revenue,
              Series 1996, (SunTrust Bank LOC),
              1.020% 07/01/11**...........................................        7,780
    3,350   Cleveland, Tennessee Health and Educational Facilities Board
              Revenue, (Lee University Project) Series 2002, (First
              Tennessee Bank LOC),
              1.200% 12/01/19**...........................................        3,350
    8,300   Dickson County, Tennessee Industrial Development Board
              Revenue, (The Jackson Foundation-Renaissance Learning Center
              Project) Series 1997, (SunTrust Bank of Nashville LOC),
              1.020% 11/01/12**#..........................................        8,300

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $  6,000   Franklin, Tennessee Health and Educational Facilities Board
              Revenue, (Battle Ground Academy Project) Series 2002,
              (SunTrust Bank LOC),
              1.050% 01/01/22**...........................................   $    6,000
   14,200   Knox County, Tennessee Health and Educational Facilities Board
              Educational Facilities Revenue, (Webb School-Knoxville
              Project) Series 1999, (SunTrust Bank Nashville LOC),
              1.020% 03/01/19**...........................................       14,200
    1,075   Loudon, Tennessee Water and Sewer Revenue Refunding, Series
              1996, (Wachovia Bank, N.A. LOC),
              1.060% 09/01/06**#..........................................        1,075
    5,400   Metropolitan Government, Nashville and Davidson County,
              Tennessee District Energy Revenue, Series 2002, (AMBAC
              Insured, Merrill Lynch Capital Services SPA),
              1.070% 04/01/10**#..........................................        5,400
    3,600   Metropolitan Government, Nashville and Davidson County,
              Tennessee Housing and Educational Facilities Board Revenue
              Refunding, (Multi-Family Timberlake Project) Series 2002,
              (FNMA Collateral Agreement),
              1.050% 08/15/32**...........................................        3,600
    7,630   Metropolitan Government, Nashville and Davidson County,
              Tennessee Housing and Educational Facilities Board Revenue,
              (Mary Queen of Angels Project) Series 2000, (SunTrust Bank
              N.A. LOC),
              1.020% 07/01/32**...........................................        7,630
    3,855   Metropolitan Government, Nashville and Davidson County,
              Tennessee Industrial Development Board Revenue Refunding,
              (Nashville Apartment Properties Project) Series 1995-2,
              (AmSouth Bank, N.A. LOC),
              1.120% 09/01/15**#..........................................        3,855
    5,320   Shelby County, Tennessee Health Educational and Housing
              Facilities Board Revenue, (Memphis University School
              Project) Series 2002, (SunTrust Bank LOC),
              1.050% 10/01/22**...........................................        5,320

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $  5,170   Shelby County, Tennessee Health Educational and Housing
              Facilities Board Revenue, (St. Benedict Auburndale School)
              Series 2003, (AmSouth LOC),
              1.070% 05/01/33**...........................................   $    5,170
                                                                             ----------
                                                                                 75,720
                                                                             ----------
            TEXAS -- 17.4%
   20,000   Austin, Texas,
              0.950% 08/11/04.............................................       20,000
   20,000   Austin, Texas,
              0.970% 08/13/04.............................................       20,000
   40,900   Bell County, Texas Health Facilities Development Corporation
              Revenue, (Scott and White Memorial Hospital Project) Series
              2001-2,
              1.120%& 08/15/31**..........................................       40,900
   19,000   Board of Regents of the University of Texas,
              1.000% 06/07/04.............................................       19,000
   33,200   Board of Regents of the University of Texas,
              1.000% 06/09/04.............................................       33,200
    4,995   Brazosport, Texas Independent School District, Series 2003,
              (PSF-GTD, Merrill Lynch Capital Services SBPA),
              1.070% 08/15/10**#..........................................        4,995
    5,215   Bridgeport, Texas GO, Independent School District, Series
              2004, (PSF-GTD, Merrill Lynch Capital Services SBPA, Merrill
              Lynch and Company GTY-AGMT),
              1.070% 02/15/09**#..........................................        5,215
   26,200   Brownsville, Texas Utilities Systems Revenue Refunding, Series
              2001A, (MBIA Insured),
              0.950% 09/01/25**...........................................       26,200
    4,840   Canutillo, Texas Independent School District, GO, Series 2003,
              (PSF-GTD Insured, Merrill Lynch Capital Services SBPA),
              1.070% 08/15/22**#..........................................        4,840
    9,600   Grand Prairie, Texas Housing Finance Corporation Multi-Family
              Housing Revenue, (Lincoln Property Project), Series 1993,
              (GE Credit Corporation Guarantee),
              1.080% 06/01/10**#..........................................        9,600
    9,000   Grand Prairie, Texas Housing Finance Corporation Multi-Family
              Housing Revenue, (Windbridge Grand Prairie Project) Series
              1993, (GE Credit Corporation Guarantee),
              1.080% 06/01/10**#..........................................        9,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $  2,690   Gregg County, Texas Housing Finance Corporation Multi-Family
              Housing Revenue Refunding, (Summer Green Project) Series
              2004A, (Fannie Mae Liquidity Facility),
              1.050% 02/15/23**...........................................   $    2,690
    5,215   Gregg County, Texas Housing Finance Corporation Multi-Family
              Housing Revenue Refunding, (Summer Lake Project) Series
              2004A, (Fannie Mae Liquidity Facility),
              1.050% 02/15/23**...........................................        5,215
   12,495   Houston, Texas Water and Sewer Systems Revenue, Series 2002,
              (MBIA Insured, Merrill Lynch Capital Services SBPA),
              1.190% 12/01/23**@@.........................................       12,495
   12,090   Hunt, Texas Memorial Hospital District Revenue, Series 1998,
              (FSA Insured, Chase Bank of Texas N.A. SPA),
              1.060% 08/15/17**...........................................       12,090
    5,690   Irving, Texas Independent School District, Series 2003,
              1.070% 02/15/18**#..........................................        5,690
    9,990   North Central Texas Health Facility Development Corporation
              Revenue, Series 2004, (MBIA Insured, Merrill Lynch Capital
              Services SBPA, Merrill Lynch and Company GTY-AGMT),
              1.070% 07/11/12**#..........................................        9,990
   18,340   North East Texas Independent School District GO, Series 2000
              PT-1249, (Texas Permanent School Fund Guarantee, Merrill
              Lynch SBPA),
              1.070% 02/01/21**#..........................................       18,340
    4,750   Northside, Texas Independent School District GO, Series 2003A,
              (PSF-GTD),
              1.000% 08/01/31.............................................        4,750
   10,250   Port Development Corporation of Texas Marine Terminal Revenue,
              (Pasadena Terminal Company, Inc. Project) Series 1984,
              (Deutsche Bank A.G. LOC),
              1.280% 12/01/04**#..........................................       10,250
    7,000   Richmond, Texas Higher Educational Finance, (Bayou University
              Houston Project) Series 2003A, (AMBAC Insured, JP Morgan
              Chase Bank SBPA),
              1.070% 08/01/33**...........................................        7,000
   42,170   Texas Small Business Industrial Development Corporation IDR,
              Texas Public Facilities Capital Access, Series 1986, (KBC
              Bank N.V. LOC),
              1.060% 07/01/26**...........................................       42,170
   66,150   Texas State TRAN, Series 2003,
              2.000% 08/31/04.............................................       66,384

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 12,010   Texas Water Development Board Revenue Refunding, State
              Revolving Fund, Series 2003, (JP Morgan Chase Bank SBPA),
              1.080% 07/15/22**...........................................   $   12,010
   18,700   Texas, Lower Colorado River Authority, Revenue, (MBIA Insured,
              Citibank SBPA),
              1.080% 05/15/26**#..........................................       18,700
   15,000   University of Texas System Board of Regents Revenue Financing,
              0.970% 05/07/04.............................................       15,000
   15,000   University of Texas System,
              0.930% 04/07/04.............................................       15,000
   25,000   University of Texas System,
              0.940% 08/13/04.............................................       25,000
    8,135   Williamson County, Texas Putable Receipts, Series 1988, (FSA
              Insured, Morgan Guaranty Trust SBPA),
              1.070% 02/15/21**#..........................................        8,135
                                                                             ----------
                                                                                483,859
                                                                             ----------
            UTAH -- 1.8%
   29,350   Emery County, Utah PCR, (PacifiCorp Project) Series 1991,
              (Bank One, N.A. LOC),
              1.080% 07/01/15**...........................................       29,350
   17,500   Intermountain Power Agency, Utah Power Supply Revenue, Series
              1985E, (Landesbank Hessen Thuringen),
              0.930% 07/01/14**...........................................       17,500
    4,000   Intermountain Power Agency, Utah Power Supply Revenue, Series
              1985F, (AMBAC Insured, Landesbank Hessen-Thueingen SBPA),
              0.920% 07/01/15**...........................................        4,000
                                                                             ----------
                                                                                 50,850
                                                                             ----------
            VIRGINIA -- 1.1%
    3,285   Alexandria, Virginia Industrial Development Authority Revenue,
              (American Red Cross Project) Series 1989, (First Union
              National Bank LOC),
              1.070% 01/01/09**...........................................        3,285
    4,000   Front Royal & Warren County Virginia IDR, Hospital Facility,
              (Warren Memorial Hospital Project) Series 2003, (Branch
              Banking and Trust LOC),
              1.050% 05/01/23**...........................................        4,000
   12,350   Rockingham County, Virginia Industrial Development Authority,
              Residential Care Facility Revenue, (Sunnyside Presbyterian
              Project) Series 2003, (Branch Banking & Trust LOC),
              1.050% 12/01/33**...........................................       12,350

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $  2,000   Spotsylvania County, Virginia Industrial Development Authority
              IDR, (Carlisle Corporation Project) Series 1993, (SunTrust
              Bank LOC),
              1.020% 06/01/08**#..........................................   $    2,000
    9,445   Virginia College Building Authority, Virginia Educational
              Facilities Revenue, Series 1999-Putters 134, (FSA Insured,
              JP Morgan Chase SBPA),
              1.070% 09/01/07**#..........................................        9,445
                                                                             ----------
                                                                                 31,080
                                                                             ----------
            WASHINGTON -- 0.7%
    3,175   Spokane, Washington Public Facility District Hotel Motel and
              Sales Use Tax, Series 2003, (MBIA Insured, Citigroup Global
              Market Liquidity Facility),
              1.080% 12/01/23**#..........................................        3,175
    7,360   Washington State GO, Series 2004, (AMBAC Insured, Merrill
              Lynch Capital Services SPBA, Merrill Lynch and Company
              GTY-AGMT),
              1.070% 01/01/12**#..........................................        7,360
    9,800   Washington State Health Care Facility Authority Lease Revenue,
              (National Healthcare Research and Education Project) Series
              2000, (BNP Paribas LOC),
              1.050% 01/01/32**...........................................        9,800
                                                                             ----------
                                                                                 20,335
                                                                             ----------
            WISCONSIN -- 3.9%
    3,965   Appleton, Wisconsin IDR, Series 1994, (U.S. Bank N.A. LOC),
              1.070% 12/15/09**...........................................        3,965
   22,200   Madison, Wisconsin Metropolitan School District TRAN, Series
              2003,
              1.500% 09/10/04.............................................       22,251
    3,835   Wind Point, Wisconsin Revenue, (The Johnson Foundation
              Project) Series 2000, (Harris Trust & Savings Bank LOC),
              1.070% 09/01/35**...........................................        3,835
   10,000   Wisconsin Center District Tax Revenue, Series 2001A, (Firstar
              Bank N.A. LOC),
              1.050% 12/15/26**...........................................       10,000
    3,580   Wisconsin State GO, Series 2002,
              5.000% 05/01/04.............................................        3,591
   45,000   Wisconsin State GO, Series 2004,
              0.960% 07/15/04.............................................       44,998
   12,500   Wisconsin State Health and Educational Facilities Authority
              Revenue, (Wheaton Franciscan Services Project) Series 1997,
              (Toronto Dominion Bank LOC),
              1.040% 08/15/16**#..........................................       12,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            WISCONSIN -- (CONTINUED)
 w$ 3,500   Wisconsin State Health and Educational Facility Authority
              Revenue, (Mequon Jewish Project) Series 2003, (Bank One N.A.
              LOC),
              1.060% 07/01/28**...........................................   $    3,500
    3,700   Wisconsin State, Series 2001C,
              5.000% 05/01/04.............................................        3,712
                                                                             ----------
                                                                                108,352
                                                                             ----------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $2,780,417)...........................................    2,780,417
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $2,780,417*)................................     100.1%   2,780,417
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (0.1)%
            Cash..........................................................   $       55
            Receivable for investment securities sold.....................       33,000
            Receivable for Fund shares sold...............................        2,500
            Interest receivable...........................................        7,937
            Payable for Fund shares redeemed..............................          (60)
            Investment advisory fee payable...............................         (304)
            Administration fee payable....................................         (449)
            Shareholder servicing and distribution fees payable...........         (234)
            Distributions payable.........................................       (1,461)
            Payable for investment securities purchased...................      (43,270)
            Accrued Trustees' fees and expenses...........................         (121)
            Accrued expenses and other liabilities........................         (163)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................       (2,570)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $2,777,847
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $       92
            Accumulated net realized loss on investments sold.............          (22)
            Paid-in capital...............................................    2,777,777
                                                                             ----------
            NET ASSETS....................................................   $2,777,847
                                                                             ==========


                                                                                VALUE
----------------------------------------------------------------------------------------
            NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            CAPITAL CLASS SHARES:
            ($542,057,342 / 542,055,592 shares outstanding)...............        $1.00
                                                                             ==========
            TRUST CLASS SHARES:
            ($2,028,563,691 / 2,028,948,302 shares outstanding)...........        $1.00
                                                                             ==========
            LIQUIDITY CLASS SHARES:
            ($5,791,576 / 5,791,522 shares outstanding)...................        $1.00
                                                                             ==========
            ADVISER CLASS SHARES:
            ($10,264,193 / 10,264,170 shares outstanding).................        $1.00
                                                                             ==========
            INVESTOR CLASS SHARES:
            ($22,070,439 / 22,015,381 shares outstanding).................        $1.00
                                                                             ==========
            DAILY CLASS SHARES:
            ($49,784,093 / 49,670,338 shares outstanding).................        $1.00
                                                                             ==========
            INVESTOR A SHARES:
            ($50,803,251 / 50,767,278 shares outstanding).................        $1.00
                                                                             ==========
            INSTITUTIONAL CLASS SHARES:
            ($68,512,088 / 68,512,355 shares outstanding).................        $1.00
                                                                             ==========

---------------

 *Federal income tax information (see Note 7).

 **
  Variable rate demand notes. The interest rate shown reflects the rate in effect at March 31, 2004. These securities are subject to demand features of either one, seven or thirty days.

 #Security not registered under the Securities Act of 1933, as amended.
  These securities may be resold in transactions exempt from registration to qualified institutional buyers.

 @@
  Restricted security (see Note 5).

Nations Tax-Exempt Reserves had the following industry concentrations greater than 10% at March 31, 2004 (as a percentage of net assets):

IDR/PCR                                            15.21%
Medical                                            14.92%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 100.6%
            CALIFORNIA -- 95.5%
 $  7,400   ABAG Finance Authority for
              Non-Profit Corporations,
              0.970% 10/01/32**...........................................   $    7,400
   14,200   ABAG Finance Authority for Non-Profit Corporations, California
              Multi-Family Revenue, (Fine Arts Building Project) Series
              2002A,
              (FNMA Liquidity Facility),
              1.050% 07/15/35**...........................................       14,200
   12,000   ABAG Finance Authority for Non-Profit Corporations, California
              Revenue, Series 2003A, (Societe Generale SBPA),
              1.050% 07/01/08**...........................................       12,000
   14,000   ABC California Unified School District TRAN, Series 2003,
              1.500% 08/05/04.............................................       14,026
    8,895   ABN AMRO Munitops Certificates Trust, California, Series 2003,
              (FGIC Insured, ABN AMRO
              Bank N.V. SBPA),
              1.120% 08/01/11@@...........................................        8,895
    3,205   Alameda - Contra Costa County, California Schools Financing
              Authority Certificates of Participation, (Capital
              Improvements Financing Project) Series 1997B, (Scotiabank
              LOC),
              1.030% 07/01/23**...........................................        3,205
      900   Alameda - Contra Costa County, California Schools Financing
              Authority Certificates of Participation, (Capital
              Improvements Financing Project) Series 1997D, (Bank of Nova
              Scotia LOC),
              1.030% 07/01/18**...........................................          900
    2,500   Alameda - Contra Costa County, California Schools Financing
              Authority Certificates of Participation, (Capital
              Improvements Financing Project) Series 1997E, (Bank of Nova
              Scotia LOC),
              1.030% 06/01/22**...........................................        2,500
    1,355   Alameda - Contra Costa County, California Schools Financing
              Authority Certificates of Participation, (Capital
              Improvements Financing Project) Series 2000F, (KBC Bank N.V.
              LOC),
              1.080% 08/01/23**...........................................        1,355
      620   Alameda - Contra Costa County, California Schools Financing
              Authority Certificates of Participation, (Capital
              Improvements Financing Project) Series 2000I, (AMBAC
              Insured,
              KBC Bank N.V. SBPA),
              1.030% 08/01/29**...........................................          620

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 12,300   Alameda - Contra Costa County, California Schools Financing
              Authority, Certificate of Participation, Series 1999G,
              (AMBAC Insured),
              1.090% 08/01/24**...........................................   $   12,300
    6,480   Alameda County, California Corridor Transportation Authority
              Revenue, Series 1999CMC-1, (MBIA Insured, JP Morgan SBPA),
              1.040% 10/01/13**#..........................................        6,480
    3,100   Alameda County, California IDR, (Segale Brothers Wood
              Production
              Project) Series 2002, (Bank of the West LOC),
              1.160% 10/01/32**...........................................        3,100
    5,500   Alameda County, California Industrial Development Authority
              Revenue,
              (Edward L Shimmon Inc. Project) Series 1996A, (Bank of the
              West LOC, BNP Paribas LOC),
              1.050% 11/01/26**...........................................        5,500
   14,275   California Educational Facilities Authority Revenue, Series
              2000A,
              (Societe Generale LOC),
              1.050% 10/01/27**#..........................................       14,275
   13,100   California Health Facilities Financing Authority Revenue,
              (Catholic
              Healthcare Project) Series 1988B, (MBIA Insured, Morgan
              Guaranty Trust SBPA),
              1.050% 07/01/16**...........................................       13,100
   10,995   California Health Facilities Financing Authority Revenue,
              Series
              1998CMC-6, (FSA Insured),
              1.040% 06/01/12**#..........................................       10,995
    1,480   California Housing Finance Agency Revenue, Series 1995, (MBIA
              Insured, Credit Suisse First Boston SBPA),
              1.080% 08/01/26**#..........................................        1,480
    8,460   California Housing Finance Agency Revenue, Series 2000, (State
              Street
              Bank & Trust Company LOC),
              1.170% 08/01/29**...........................................        8,460
    4,400   California Housing Finance Agency Revenue, Series 2003D, AMT,
              (FSA
              Insured, Dexia Credit Local SBPA),
              1.100% 08/01/22**...........................................        4,400
   22,070   California Infrastructure & Economic Development Bank Revenue,
              Series 2003A, (AMBAC Insured, Citibank N.A. SBPA),
              1.050% 07/01/37**#..........................................       22,070

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $  2,500   California Infrastructure & Economic Development Bank IDR,
              Series 2003, AMT, (Mellon 1st Business Bank LOC, Mellon Bank
              N.A. LOC),
              1.170% 08/01/28**...........................................   $    2,500
    1,000   California Infrastructure & Economic Development Bank Revenue,
              Series 2002,
              3.000% 10/01/04.............................................        1,010
   22,000   California Infrastructure & Economic Development Bank Revenue,
              Series 2003A,
              1.000% 04/01/33.............................................       22,000
    7,000   California Infrastructure & Economic Development Bank Revenue,
              Series 2003A, (FGIC Insured),
              1.050% 07/01/29**#..........................................        7,000
    4,000   California Infrastructure & Economic Development Bank Revenue,
              Series 2003A, (Wells Fargo Bank N.A. LOC),
              1.050% 09/01/28**...........................................        4,000
    2,000   California Infrastructure & Economic Development Bank Revenue,
              Series 2003C,
              1.000% 04/01/33.............................................        2,000
   16,000   California Infrastructure & Economic Development Bank Revenue,
              Series 2003D,
              1.000% 04/01/33.............................................       16,000
    3,845   California Infrastructure & Economic Development Bank Revenue,
              Series
              2004, (AMBAC Insured, Merrill Lynch Capital Services SPA),
              1.040% 06/01/08**#..........................................        3,845
    5,200   California Infrastructure & Economic Development Bank, IDR,
              (Kruger &
              Sons Inc. Project) Series 2002, AMT, (Bank of the West LOC),
              1.120% 11/01/28**...........................................        5,200
    2,500   California Pollution Control Financing Authority Solid Waste
              Disposal,
              (Blue Line Transfer Project) Series 2002A, (Wells Fargo Bank
              LOC),
              1.090% 08/01/14**...........................................        2,500
   10,000   California Pollution Control Financing Authority Solid Waste
              Disposal,
              (Browning Ferris Industries) Series 1997A, (Chase Manhattan
              Bank LOC),
              1.030% 09/01/19**...........................................       10,000
    1,400   California Pollution Control Financing Authority Solid Waste
              Disposal,
              (Santa Clara Valley Industries Project) Series 1998A, AMT,
              (Comerica Bank LOC),
              1.140% 03/01/18**#..........................................        1,400

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 41,000   California School Cash Reserve Program Authority, Revenue,
              Series 2003A,
              2.000% 07/06/04.............................................   $   41,105
    7,690   California School Facilities Financing Corporation
              Certificates of
              Participation, Series 1998A, (Bayerische Hypotheken und
              Vereinsbank LOC),
              1.000% 07/01/22**...........................................        7,690
   15,000   California South Placer Wastewater Authority, Wastewater
              Revenue,
              Series 2000B, (FGIC Insured, FGIC SBPA),
              0.980% 11/01/35**...........................................       15,000
   19,000   California State Department of Water Resources and Power
              Supply
              Revenue, Series 2002C, (Bank of New York LOC),
              1.040% 05/01/22**...........................................       19,000
    5,200   California State Department of Water Resources and Power
              Supply
              Revenue, Series 2002C-11, (KBC Bank N.V. LOC, Bank of Nova
              Scotia LOC),
              1.020% 05/01/22**...........................................        5,200
   10,000   California State Department of Water Resources and Power
              Supply
              Revenue, Series 2002C-9, (Citibank N.A.),
              1.000% 05/01/22**...........................................       10,000
   12,075   California State Department of Water Resources and Power
              Supply
              Revenue, Series 2003, (MBIA-IBC Insured, Merrill Lynch
              Capital Services SBPA),
              1.040% 05/01/11**#..........................................       12,075
   21,675   California State Department of Water Resources, Power Supply
              Revenue,
              Series 2002B-1, (Bank of New York LOC, California State
              Teachers
              Retirement LOC),
              1.120% 05/01/22**...........................................       21,675
    3,000   California State Department of Water Resources, Power Supply
              Revenue, Series 2002B-3, (Bank of New York LOC),
              1.100% 05/01/22**...........................................        3,000
   10,155   California State Department of Water Resources, Power Supply
              Revenue,
              Series 2002B-4, (Bayerische Landesbank LOC),
              1.080% 05/01/22**...........................................       10,155
    3,000   California State Department of Water Resources, Water Systems
              Revenue, (Center Valley Project), Series 1995O,
              8.250% 12/01/04.............................................        3,144

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 38,379   California State University Institute, (State Street Bank LOC,
              Morgan
              Guaranty LOC, Bayerische Landesbank LOC),
              0.960% 04/08/04.............................................   $   38,379
    2,218   California State University Institute, (State Street Bank LOC,
              Morgan
              Guaranty LOC, Bayerische Landesbank LOC),
              0.990% 04/08/04.............................................        2,218
   14,340   California Statewide Communities Development Authority
              Multi-Family
              Housing Revenue, (Oakmont Senior Living Project) Series
              2001Y, AMT, (East West Bank LOC, FHLB SBPA),
              1.040% 08/01/31**...........................................       14,340
    3,400   California Statewide Communities Development Authority
              Revenue,
              (Fairfax Senior Citizens Housing Project) Series 2000A,
              0.950% 09/15/30**...........................................        3,400
    5,000   California Statewide Communities Development Authority
              Revenue,
              (Hanna Boys Center Project) Series 2002, (Northern Trust
              Company LOC),
              1.050% 12/31/29**...........................................        5,000
    4,200   California Statewide Communities Development Authority
              Revenue, IDR,
              (Multiple Peptide Systems Project) Series 2002A, AMT, (Bank
              of the West LOC),
              1.120% 12/01/17**...........................................        4,200
    3,200   Carson, California Redevelopment Agency, Series 2003, (MBIA
              Insured),
              1.050% 10/01/19**#..........................................        3,200
   10,700   Contra Costa County, California Board of Education TRAN,
              Series 2003,
              1.500% 06/30/04.............................................       10,716
    6,500   Contra Costa County, California Multifamily Housing Revenue,
              Series
              2003F, (FNMA Liquidity Facility),
              1.010% 10/15/33**...........................................        6,500
    5,000   Duarte, California Redevelopment Agency Revenue, Certificates
              of
              Participation, (Johnson Duarte Partners Project) Series
              1984B, (General Electric Capital Corporation LOC),
              0.990% 12/01/14**...........................................        5,000
    7,000   Duarte, California Redevelopment Agency, Certificates of
              Participation,
              (Piken Duarte Partners Project) Series 1984A, (General
              Electric Capital Corporation LOC),
              0.990% 12/01/14**#..........................................        7,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $  2,000   East Bay Municipal Utility District, California Wastewater
              System, (Westdeutsche Landesbank Giro SBPA, JP Morgan Chase
              Bank SBPA),
              0.980% 04/05/04.............................................   $    2,000
    4,500   East Bay Municipal Utility District, California Wastewater
              System, (Westdeutsche Landesbank Giro SBPA, JP Morgan Chase
              Bank SBPA),
              0.950% 04/07/04.............................................        4,500
   12,000   East Bay Municipal Utility District, California Wastewater
              System,
              (Westdeutsche Landesbank Giro SBPA, JP Morgan Chase Bank
              SBPA),
              0.940% 06/09/04.............................................       12,000
    5,000   East Bay Municipal Utility District, California Wastewater
              System,
              (Westdeutsche Landesbank Giro SBPA, JP Morgan Chase Bank
              SBPA),
              0.920% 08/10/04.............................................        5,000
   33,900   East Bay Municipal Utility District, California Wastewater
              System,
              (Westdeutsche Landesbank Giro SBPA, JP Morgan Chase Bank
              SBPA),
              0.950% 08/12/04.............................................       33,900
   30,000   East Bay Municipal Utility District, California Wastewater
              System,
              (Westdeutsche Landesbank Giro SBPA, JP Morgan Chase Bank
              SBPA),
              0.920% 08/13/04.............................................       30,000
    4,100   East Bay Municipal Utility District, California Water System
              Revenue,
              Series 2003, (MBIA Insured, Citigroup Global Markets
              Liquidity Facility),
              1.050% 06/01/19**#..........................................        4,100
    6,270   East Bay, California Municipal District, Water System Revenue,
              Series 2002B,
              1.000% 06/01/25**...........................................        6,270
   10,000   Evergreen, California School District TRAN, Series 2003,
              2.000% 06/30/04.............................................       10,026
    5,000   Fairfield-Suisin, California Unified School District TRAN,
              Series 2003,
              1.500% 06/30/04.............................................        5,007
    2,000   Fullerton, California School District GO, Series 2002, (FGIC
              Insured, Merrill Lynch Capital Services SBPA),
              1.040% 08/01/21**#..........................................        2,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 30,500   Golden Gate Bridge, California Highway and Transportation
              District, (JP Morgan Chase LOC),
              0.900% 05/10/04.............................................   $   30,500
    1,755   Goleta, California Water District Revenue Certificates
              Partnership, Series 2003, (MBIA Insured, Citigroup Global
              Market Liquidity Facility),
              1.050% 12/01/22**#..........................................        1,755
    4,500   Hayward, California Multi-Family Housing Revenue, (Timbers
              Apartments Project) Series 1998A, AMT, (FNMA Liquidity
              Facility),
              1.050% 03/15/33**...........................................        4,500
    3,830   Indio, California Multi-Family Housing Revenue, (Western
              Federal Savings
              Project) Series 1985, (Wells Fargo and Company LOC),
              1.150% 06/01/05**...........................................        3,830
    5,650   Indio, California Multi-Family Housing Revenue, Series 1996A,
              (FNMA
              Collateral Agreement),
              1.000% 08/01/26**...........................................        5,650
    4,600   Irvine, California Public Facilities and Infrastructure
              Authority, Lease
              Revenue, (Capital Improvement Project) Series 1985,
              1.100% 11/01/10**...........................................        4,600
   30,000   Irvine, California Revenue Improvement Bond Act of 1915,
              (Assessment District No. 03-19 Project) Series 2004A, (Bank
              of New York LOC, California State Teachers Retirement LOC),
              1.100% 09/02/29**...........................................       30,000
    4,984   Irvine, California Revenue Improvement Bond Act of 1915,
              (Assessment District No. 87-8 Project) Series 1999, (KBC
              Bank N.V. LOC),
              1.100% 09/02/24**...........................................        4,984
   30,910   Irvine, California, (Assessment District No. 89 Project)
              Series 1990-10,
              (Bayerische Hypotheken und Vereinsbank LOC),
              1.130% 09/02/15**...........................................       30,910
   25,000   Kern County, California Tax and Revenue, Series 2003,
              2.000% 06/30/04.............................................       25,065
    5,900   Lassen, California Municipal Utility District Revenue, Series
              1996A, AMT,
              1.130% 05/01/08**...........................................        5,900
   13,000   Long Beach, California GO, (FGIC Insured, Citibank SBPA),
              1.090% 05/15/15**#..........................................       13,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $  2,500   Long Beach, California Harbor Revenue, Series 2004, (FGIC
              Insured, Citigroup Global Markets Liquidity Facility),
              1.090% 05/15/15**#..........................................   $    2,500
    9,995   Long Beach, California Municipal Securities Trust Receipts
              Revenue,
              Series 1998CMC-1, (FGIC Insured, JP Morgan Chase SBPA),
              1.080% 05/15/07**#..........................................        9,995
   17,500   Los Angeles County, California Capital Asset Leasing,
              (Westdeutsche
              Landesbank LOC, Bayerische Landesbank LOC, Morgan Guaranty
              Trust Company LOC),
              0.920% 05/26/04.............................................       17,500
   63,785   Los Angeles County, California Housing Authority Multi-Family
              Housing Revenue,
              1.110% 10/01/31**#..........................................       63,785
   11,680   Los Angeles County, California Metropolitan Transportation
              Authority Sales Tax Revenue, Series 2002, (MBIA Insured,
              Merrill Lynch Capital Services SBPA),
              1.040% 01/01/07**#..........................................       11,680
   22,800   Los Angeles County, California TRAN, Series 2003A,
              2.000% 06/30/04.............................................       22,855
    1,000   Los Angeles, California Airport Department Revenue, Series
              1995B,
              (FGIC Insured),
              6.500% 05/15/04.............................................        1,006
    6,800   Los Angeles, California Airport Department, (Bayerische
              Landesbank
              LOC, JP Morgan Chase LOC, Landesbank Baden-Wuerttemberg LOC,
              Westdeutsche Landesbank LOC),
              0.980% 06/08/04.............................................        6,800
   25,890   Los Angeles, California Community College District GO, Series
              2003A,
              (FSA Insured),
              2.000% 08/01/04.............................................       25,983
   15,000   Los Angeles, California Convention & Exhibit Center Authority,
              Lease
              Revenue, Series 2003B-2, (AMBAC Insured),
              0.970% 08/15/21.............................................       15,000
    6,000   Los Angeles, California Department of Water and Power,
              Electric Plant
              Revenue, Series 1999, (FSA Insured),
              5.500% 06/15/25.............................................        6,116

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 10,036   Los Angeles, California Harbor Department, (Landesbank Baden-
              Wurttemberg LOC, Bayerische Landesbank LOC, Westdeutsche
              Landesbank LOC),
              1.030% 06/09/04.............................................   $   10,036
   20,000   Los Angeles, California Metropolitan Transportation Authority
              Sales Tax
              Revenue, (Bayersiche Landesbank LOC, Landesbank Baden-
              Wuerttemberg LOC, Westdeutsche Landesbank LOC),
              0.980% 06/04/04.............................................       20,000
   10,000   Los Angeles, California Metropolitan Transportation,
              (Bayersiche
              Landesbank LOC, Landesbank Baden-Wuerttemberg LOC,
              Westdeutsche Landesbank LOC),
              0.900% 08/11/04.............................................       10,000
   15,790   Los Angeles, California Multi-Family Housing Revenue, Series
              2002K,
              1.000% 07/01/10**...........................................       15,790
   27,500   Los Angeles, California TRAN, Series 2003,
              2.000% 06/30/04.............................................       27,562
   37,000   Los Angeles, California Unified School District TRAN, Series
              2003B,
              1.500% 07/01/04.............................................       37,052
   25,000   Los Angeles, California Wastewater System Revenue,
              (Westdeutsche
              Landesbank SPA, State Street Bank and Trust SPA, California
              State
              Teacher Retirement SPA),
              0.930% 05/06/04.............................................       25,000
   17,875   Los Angeles, California Wastewater System Revenue,
              (Westdeutsche
              Landesbank SPA, State Street Bank and Trust SPA, California
              State
              Teachers Retirement SPA),
              0.950% 04/12/04.............................................       17,875
    9,340   Los Angeles, California Wastewater Systems Revenue, Series
              2003,
              (Merrill Lynch Capital Services SBPA),
              1.040% 06/01/10**#..........................................        9,340
   12,995   Los Angeles, California Water & Power Revenue, Series 2001,
              (MBIA Insured, JP Morgan Chase Liquidity Facility),
              1.040% 01/01/09**#..........................................       12,995
   39,000   Los Angeles, California Water & Power Revenue, Series 2002A-5,
              (Bayerische Landesbank SBPA, BNP Paribas SBPA, Dexia Credit
              Local
              SBPA, JP Morgan Chase Bank SBPA, and Westdeutsche Landesbank
              Girozentrale SBPA),
              1.000% 07/01/35**...........................................       39,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $  5,240   Manteca, California Financing Authority Sewer Revenue, Series
              2003, (MBIA Insured, Merrill Lynch Capital Services SPA),
              1.040% 12/01/08**...........................................   $    5,240
   16,500   Metropolitan Water District of Southern California Waterworks
              Revenue,
              Series 1998C, (Landesbank Hessen Thueringen SBPA),
              0.980% 07/01/28**...........................................       16,500
   13,500   Metropolitan Water District of Southern California Waterworks
              Revenue,
              Series 1999C, (Morgan Guaranty Trust SBPA),
              0.980% 07/01/27**...........................................       13,500
    9,960   Metropolitan Water District of Southern California Waterworks
              Revenue,
              Series 2004A-1, (JP Morgan Chase SPA),
              1.000% 07/01/23**...........................................        9,960
   16,000   Metropolitan Water District Southern California Waterworks
              Revenue
              Refunding, Series 2002B, (Lloyds TSB Bank plc SBPA),
              1.000% 07/01/20**...........................................       16,000
   20,300   Modesto, California District Certification Partnership, Series
              2003, (MBIA Insured, Merrill Lynch Capital Services SBPA,
              Merrill Lynch & Company GTY-AGMT),
              1.040% 07/01/25**#..........................................       20,300
    4,290   Morgan Hill, California United School District Receipts GO,
              Series 2000S,
              (FGIC Insured, Societe Generale),
              1.040% 08/01/25**...........................................        4,290
    5,945   Newport Mesa, California Unified School District GO, Series
              2003, (FGIC Insured, Citigroup Global Markets Liquidity
              Facility),
              1.050% 08/01/20**#..........................................        5,945
   10,000   Northern California Transmission Agency Revenue Refunding,
              (California Oregon Transmission Project) Series 2002A, (FSA
              Insured, Dexia Credit Local Bank SBPA),
              1.000% 05/01/24**...........................................       10,000
   10,000   Northern California Transmission Agency, (California Oregon
              Transmission Project),
              0.950% 08/12/04.............................................       10,000
   16,057   Northern California Transmission Agency, (California Oregon
              Transmission Project),
              0.940% 08/20/04.............................................       16,057

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 11,890   Oakland, California Redevelopment Agency Revenue, Series 2003,
              (FGIC Insured, Merrill Lynch Capital Services SBPA, Merrill
              Lynch and Company GTY AGMT),
              1.040% 03/01/11**#..........................................   $   11,890
   20,000   Oakland-Alameda County, California Coliseum Authority Lease
              Revenue,
              (Coliseum Project) Series 2000C-2, (Canadian Imperial Bank
              LOC,
              California State Teachers Retirement LOC),
              1.030% 02/01/25**...........................................       20,000
   20,000   Orange County, California Apartment Development Revenue
              Refunding,
              (Bluffs Apartments Project) Series 1999C, (FHLMC Insured),
              1.010% 12/01/29**...........................................       20,000
   12,700   Orange County, California Housing Authority Apartment
              Development
              Revenue Refunding, (Oasis Martinique Project) Series 1998I,
              (FNMA Collateral Agreement),
              1.020% 06/15/28**...........................................       12,700
    3,500   Orange County, California Industrial Development Authority,
              IDR, (Control Air Conditioning Project) Series 1997A, AMT,
              (California State Teachers Retirement Fund LOC),
              1.100% 05/01/22**...........................................        3,500
    8,425   Orange County, California Special Financing Authority Revenue,
              Series 1995B, (AMBAC Insured, First Union National Bank
              SBPA),
              1.050% 11/01/14**#..........................................        8,425
   21,975   Orange County, California Special Financing Authority Revenue,
              Series 1995C, (AMBAC Insured, First Union National Bank
              SBPA),
              1.050% 11/01/14**...........................................       21,975
   11,085   Orange County, California Special Financing Authority Revenue,
              Series 1995D, (AMBAC Insured, First Union National Bank
              SBPA),
              1.050% 11/01/14**...........................................       11,085
    9,525   Orange County, California Special Financing Authority Teeter
              Plan
              Revenue, Series 1995E, (AMBAC Insured, First Union National
              Bank SBPA),
              1.050% 11/01/14**...........................................        9,525
    4,725   Orange County, California Water District Revenue, Certificates
              of Participation, Series 2003, (MBIA Insured, Merrill Lynch
              Capital Services SBPA),
              1.040% 02/15/11**#..........................................        4,725

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $    115   Pajaro Valley, California Unified School District Certificates
              of
              Participation, (School Facilities Bridge Funding Project)
              Series 2000, (FSA Insured, First Union National Bank SBPA),
              1.000% 09/01/23**...........................................   $      115
    5,285   Pasadena, California Water Revenue, Series 2003, (FGIC
              Insured, Merrill
              Lynch Capital Services SBPA),
              1.040% 06/01/27**#..........................................        5,285
   18,925   Pleasanton, California Multi-Family Housing Revenue, (Bernal
              Apartment
              Project) Series 2001A, AMT, (FNMA Liquidity Facility),
              1.040% 09/15/34**...........................................       18,925
    4,310   Poway, California Redevelopment Agency Tax Allocation, Series
              2003R,
              (MBIA Insured, Citigroup Global Market Liquidity Facility),
              1.050% 06/15/20**#..........................................        4,310
    7,535   Poway, California Unified School District GO, Series 2004,
              (MBIA Insured, Merrill Lynch Capital Services SPA),
              1.040% 08/01/08**#..........................................        7,535
    2,300   Riverside County, California Community Facilities District
              Special Tax Revenue Refunding, Series 1997, (KBC Bank N.V.
              LOC),
              1.080% 09/01/14**...........................................        2,300
   23,967   Riverside County, California Teeter Financing Program,
              0.940% 06/09/04.............................................       23,967
    1,600   Riverside, California Electric Revenue, Series 1998, (AMBAC
              Insured, JP Morgan Chase Liquidity Facility),
              1.040% 10/01/11**#..........................................        1,600
    5,985   Rowland, California Unified School District GO, Series 2003,
              (FSA
              Insured, Citigroup Global Markets Liquidity Facility),
              1.050% 08/01/22**#..........................................        5,985
    3,750   Sacramento County, California Housing Authority Multi-Family
              Housing
              Revenue Refunding, (Sun Valley Apartments Project) Series
              2001F, AMT, (FNMA Liquidity Facility),
              1.050% 02/15/31**...........................................        3,750
    4,500   Sacramento County, California Housing Authority Multi-Family
              Housing
              Revenue, (California Place Apartments Project) Series 2001B,
              (FNMA Collateral Agreement),
              1.050% 02/15/31**...........................................        4,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 12,000   Sacramento County, California Housing Authority, Multi-Family
              Housing
              Revenue Refunding, (Pointe Natomas Apartments Project)
              Series 2001E,
              1.000% 02/15/31**...........................................   $   12,000
    5,100   Sacramento County, California Multi-Family Housing Revenue,
              Series 1985B, (Bank One Arizona, N.A. LOC),
              1.000% 04/15/07**#..........................................        5,100
   51,550   Sacramento County, California Sanitation District Financing
              Authority Revenue, Series 2000C, (Credit Agricole LOC),
              1.030% 12/01/30**...........................................       51,550
   10,000   Sacramento, California Municipal Utility, (Bayerische
              Landesbank LOC, Morgan Guaranty LOC, Westdeutsche Landesbank
              LOC),
              0.930% 05/25/04.............................................       10,000
    9,000   Sacramento, California Municipal Utility, (Bayerische
              Landesbank LOC, Morgan Guaranty LOC, Westdeutsche Landesbank
              LOC),
              0.950% 05/25/04.............................................        9,000
    3,030   San Bernardino County, California Housing Authority
              Multi-Family Housing Revenue Refunding, (Arrowview Park
              Apartments Project) Series 1992A, (Redlands Federal Bank
              LOC, FHLB LOC),
              1.000% 09/01/22**...........................................        3,030
    3,580   San Bernardino County, California Housing Authority
              Multi-Family Housing Revenue, (Indian Knoll Apartments
              Project) Series 1985A, (FNMA Insured),
              1.020% 06/01/05**...........................................        3,580
   80,875   San Bernardino County, California TRAN, Series 2003,
              1.500% 07/01/04.............................................       80,975
   25,000   San Diego County and School District North Partnerships, RAN,
              Series 2003,
              1.750% 06/30/04.............................................       25,045
   15,000   San Diego County, California, (Landesbank Hessen-Thueringen
              Girozentrale LOC),
              0.950% 04/06/04.............................................       15,000
    5,200   San Francisco City and County, California Multi-Family Housing
              Revenue, (8th and Howard Family Apartments) Series 2000B,
              AMT, (Citibank, N.A. LOC),
              1.080% 12/01/34**...........................................        5,200

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 12,700   San Francisco City and County, California Redevelopment Agency
              Multi-Family Housing Revenue Refunding, (Fillmore Center
              Project) Series 1992A-1, (Credit Suisse First Boston LOC),
              1.010% 12/01/17**...........................................   $   12,700
   15,925   San Francisco City and County, California Redevelopment Agency
              Multi-Family Housing Revenue Refunding, (Fillmore Center
              Project) Series 1992B-1, (Credit Suisse First Boston LOC),
              1.010% 12/01/17**...........................................       15,925
   78,200   San Francisco City and County, California Redevelopment Agency
              Multi-Family Housing Revenue, (3rd and Mission Street
              Project) Series 1999C, (Bayerische Hypotheken und
              Vereinsbank LOC),
              1.180% 07/01/34**...........................................       78,200
   16,540   San Francisco City and County, California Redevelopment Agency
              Multi-Family Housing Revenue, (Notre Dame Apartments
              Project) Series 2000G, (Citibank, N.A. LOC),
              1.090% 12/01/33**...........................................       16,540
    7,900   San Francisco City and County, California Redevelopment Agency
              Multi-Family Housing Revenue, (South Harbor Project) Series
              1986,
              (Credit Local De France LOC),
              1.030% 12/01/16**...........................................        7,900
    3,000   San Francisco City and County, California Redevelopment Multi-
              Family Housing Revenue Refunding, (Fillmore Center Project)
              Series 1992, AMT, (Credit Suisse LOC, 1st Boston Bank LOC),
              1.020% 12/01/17**...........................................        3,000
    4,400   San Gabriel Valley, California Council of Governments,
              (Alameda
              Corridor-East Construction Project),
              0.940% 04/07/04.............................................        4,400
    9,100   San Joaquin County, California Transportation Authority Sales
              Tax Revenue,
              0.940% 09/10/04.............................................        9,100
    5,500   San Jose California Financing Authority Lease Revenue, (State
              Street Bank and Trust LOC, California State Retirement
              System LOC),
              0.950% 04/08/04.............................................        5,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $  6,550   San Jose California Financing Authority Lease Revenue, Series
              2003, (AMBAC Insured, Merrill Lynch Capital Services SBPA),
              1.040% 06/01/10**#..........................................   $    6,550
   11,500   San Jose, California Multi-Family Housing Revenue, (Pollard
              Plaza
              Apartments Project) Series 2002D, AMT, (FHLMC Liquidity
              Facility),
              1.050% 08/01/35**...........................................       11,500
    6,594   San Jose, California Multi-Family Housing Revenue, (Sunset
              Square
              Apartments Project) Series 2002E,
              1.080% 06/01/34**...........................................        6,594
   15,290   San Jose, California Multi-Family Housing Revenue, (Turnleaf
              Apartments Project) Series 2003A, AMT, (FHLMC Liquidity
              Facility),
              1.100% 06/01/36**...........................................       15,290
    3,500   San Jose, California Multifamily Housing Revenue, Series 1990,
              (Wells Fargo and Company LOC),
              1.060% 02/01/20**...........................................        3,500
   25,000   Santa Clara County, California East Side Unified High School
              BAN, Series 2003,
              1.200% 04/23/04.............................................       25,001
      500   Saratoga, California Unified School District Certificates of
              Participation,
              (School Facility Bridge Funding) Series 2001, (FSA Insured,
              First Union National Bank SBPA),
              1.000% 09/01/26**...........................................          500
   15,500   Simi Valley, California Community Development Agency
              Multi-Family
              Housing Revenue, Series 1985A, (FHLMC Collateral Agreement),
              1.060% 05/01/10**...........................................       15,500
    1,650   Southeast California Resource Recovery Facility Authority
              Lease Revenue, Series 2003B, (AMBAC Insured),
              2.000% 12/01/04.............................................        1,661
   12,300   Southern California Metropolitan Water District Waterworks
              Revenue,
              Series 2000B-3, (Westdeutsche Landesbank SBPA),
              1.100% 07/01/35**...........................................       12,300
    5,315   Southern California Public Power Authority, Power Project
              Revenue,
              Series 2003, (AMBAC Insured, Merrill Lynch Capital Services
              SBPA),
              1.040% 07/01/11**#..........................................        5,315
    9,000   Tahoe Forest, California Hospital District Revenue, Series
              2002, (US Bank N.A. LOC),
              1.100% 07/01/33**...........................................        9,000

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $  7,680   University of California Revenue, Series 2003, (FSA Insured,
              Merrill
              Lynch Capital Services SPA),
              1.040% 09/01/09**#..........................................   $    7,680
   14,000   University of California,
              0.930% 04/07/04.............................................       14,000
    2,600   Vallecitos, California Water District Water Revenue
              Certificates of
              Participation, (Oaks Reservoir Project) Series 1998, (Credit
              Local de France LOC),
              1.030% 07/01/30**...........................................        2,600
   12,050   Vallejo, California Certificates of Participation, (Capital
              Improvement
              Project) Series 2002, (Union Bank of California, N.A. LOC,
              California State Teachers Retirement LOC),
              1.000% 12/01/23**...........................................       12,050
    8,000   Vallejo, California Certificates of Participation, (Capital
              Improvement
              Project) Series 2003, (Union Bank of CA, N.A. LOC,
              California State
              Teachers Retirement LOC),
              1.000% 12/01/23**...........................................        8,000
   16,135   Vallejo, California Certificates of Participation, (Golf
              Course Facilities
              Financing Project) Series 2001, (Union Bank of California
              N.A. LOC, California State Teachers Retirement LOC),
              1.000% 06/01/40**...........................................       16,135
    8,060   Vallejo, California Water Revenue, Series 2001A, (KBC Bank NV
              LOC),
              1.060% 06/01/31**...........................................        8,060
    5,000   Ventura County, California Public Financing Authority Lease
              Revenue,
              0.960% 05/07/04.............................................        5,000
                                                                             ----------
                                                                              2,065,950
                                                                             ----------
            GUAM -- 0.9%
   20,000   Guam Power Authority, (KBC Bank NV, NY Branch LOC),
              0.950% 08/11/04.............................................       20,000
                                                                             ----------
            PUERTO RICO -- 4.2%
   16,355   Puerto Rico Commonwealth Highway and Transportation Authority
              Revenue, Series 1999, (AMBAC Insured, Merrill Lynch
              Liquidity Facility),
              1.000% 01/01/19**@@.........................................       16,355
   13,295   Puerto Rico Commonwealth Highway and Transportation Authority
              Revenue, Series 2003, (FGIC Insured, Merrill Lynch Capital
              Services SPA),
              1.130% 01/01/11**@@.........................................       13,295

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS MONEY MARKET FUNDS

Nations California Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            PUERTO RICO -- (CONTINUED)
 w$ 7,370   Puerto Rico Commonwealth Infrastructure Financing Authority,
              Series 2000-1,
              1.000% 10/01/34**@@.........................................   $    7,370
   21,330   Puerto Rico Commonwealth Infrastructure Financing Authority,
              Series 2000-2, (Toronto-Dominion Bank Liquidity Facility),
              1.000% 10/01/32**@@.........................................       21,330
    9,725   Puerto Rico Infrastructure Financing Authority,
              1.050% 10/01/34**#..........................................        9,725
    9,000   Puerto Rico Infrastructure Financing Authority,
              1.050% 10/01/34**#..........................................        9,000
   14,340   Puerto Rico Public Buildings Authority Revenue, Series 2004,
              (FGIC
              Insured, Merrill Lynch Capital Services SPA)
              1.010% 01/01/13**#..........................................       14,340
                                                                             ----------
                                                                                 91,415
                                                                             ----------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $2,177,365)...........................................    2,177,365
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $2,177,365*)................................     100.6%   2,177,365
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.6)%
            Cash..........................................................   $        5
            Receivable for investment securities sold.....................        7,000
            Interest receivable...........................................        6,957
            Investment advisory fee payable...............................         (218)
            Administration fee payable....................................         (177)
            Shareholder servicing and distribution fees payable...........         (614)
            Distributions payable.........................................         (168)
            Payable for investment securities purchased...................      (26,460)
            Accrued Trustees' fees and expenses...........................          (49)
            Accrued expenses and other liabilities........................         (140)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (13,864)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $2,163,501
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $       74
            Accumulated net realized loss on investments sold.............           (4)
            Paid-in capital...............................................    2,163,431
                                                                             ----------
            NET ASSETS....................................................   $2,163,501
                                                                             ==========


                                                                                VALUE
----------------------------------------------------------------------------------------
            NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            CAPITAL CLASS SHARES:
            ($169,317,136 / 169,320,766 shares outstanding)...............        $1.00
                                                                             ==========
            TRUST CLASS SHARES:
            ($294,224,678 / 294,233,597 shares outstanding)...............        $1.00
                                                                             ==========
            LIQUIDITY CLASS SHARES:
            ($1,095,420 / 1,095,408 shares outstanding)...................        $1.00
                                                                             ==========
            ADVISER CLASS SHARES:
            ($475,798,690 / 475,763,667 shares outstanding)...............        $1.00
                                                                             ==========
            INVESTOR CLASS SHARES:
            ($369,440,466 / 369,458,184 shares outstanding)...............        $1.00
                                                                             ==========
            DAILY CLASS SHARES:
            ($726,887,972 / 726,892,118 shares outstanding)...............        $1.00
                                                                             ==========

            INVESTOR B SHARES:
            ($6,583 / 6,583 shares outstanding)...........................        $1.00
                                                                             ==========
            INVESTOR C SHARES:
            ($199,333 / 199,337 shares outstanding).......................        $1.00
                                                                             ==========
            INSTITUTIONAL CLASS SHARES:
            ($126,531,000 / 126,531,379 shares outstanding)...............        $1.00
                                                                             ==========

---------------

 *Federal income tax information (see Note 7).

 **
  Variable rate demand notes. The interest rate shown reflects the rate in effect at March 31, 2004. These securities are subject to demand features of either one, seven or thirty days.

 #Security not registered under the Securities Act of 1933, as amended.
  These securities may be resold in transactions exempt from registration to qualified institutional buyers.

 @@
  Restricted security (see Note 5).

Nations California Tax-Exempt Reserves had the following industry concentrations greater than 10% at March 31, 2004 (as a percentage of net assets):

Multi-Family Housing                               18.47%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations New York Tax-Exempt Reserves

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 100.4%
            NEW YORK -- 95.9%
 $    765   Albany, New York Industrial Development Agency Civic Facility
              Revenue, (Daughters of Sarah Housing Project) Series 2001A,
              (Troy Savings Bank LOC, KeyBank N.A. LOC),
              1.020% 03/01/31**...........................................   $   765
      240   Ballston SPA, New York GO, Central School District Series
              2002C, (FGIC Insured, State Aid Withholding),
              2.500% 06/01/04.............................................       241
      550   Batavia, New York GO, City School District, Series 2003, (FSA
              Insured, State Aid Withholding),
              2.500% 05/15/04.............................................       551
      375   Bolivar-Richburg, New York GO, Central School District, Series
              2003A, (FSA Insured, State Aid Withholding),
              3.000% 09/15/04.............................................       378
    3,500   Buffalo, New York, RAN, Series 2003A, (Bank of New York LOC),
              2.750% 07/29/04.............................................     3,518
      400   Camillus, New York GO, West Genesee Central School, Series
              2003, (FSA Insured, State Aid Withholding),
              2.750% 04/15/04.............................................       400
      400   Chenango Forks, New York Central School District, Series 2000,
              (FGIC State Aid Withholding),
              5.600% 06/15/04.............................................       404
      355   Erie County, New York GO, Series 1998, (FGIC Insured),
              5.000% 11/01/04.............................................       363
      900   Erie County, New York Industrial Development Agency Civic
              Facilities Revenue, (DePaul Community Facilities, Inc.
              Project) Series 1996, (Key Bank of New York, N.A. LOC),
              1.110% 11/01/16**#..........................................       900
    1,000   Falconer, New York GO, Central School District, Series 2001,
              (FGIC Insured, State Aid Withholding),
              3.750% 06/15/04.............................................     1,006
    1,600   Forest City, New Rochelle, New York, Revenue Certificate,
              Series 2003, (JP Morgan Chase Bank LOC),
              1.100% 06/01/11**#..........................................     1,600
      100   Granville, New York Central School District GO, Series 2002,
              (FGIC Insured, State Aid Withholding),
              4.000% 06/15/04.............................................       101
    1,800   Hempstead, New York Industrial Development Agency, IDR
              Refunding, (Trigen-Nassau Energy Corporation Project) Series
              1998, AMT, (Societe Generale LOC),
              1.080% 09/15/15**...........................................     1,800
      550   Islip, New York GO, Series 1995, (FGIC Insured),
              5.000% 07/15/04.............................................       556

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $     50   Jamestown, New York GO, City School District, Series 2001,
              (FGIC Insured, State Aid Withholding),
              4.000% 06/15/04.............................................   $    50
    2,100   Jay Street Development Corporation New York, Certificate
              Facility Lease Revenue, (New York City Jay Street Project)
              Series 2001A-2,
              (Landesbank Hessen Thurigen LOC),
              0.970% 05/01/20**...........................................     2,100
      500   Jay Street Development Corporation New York, Certificate
              Facility Lease Revenue, Series 2003, (DEPFA Bank PLC LOC),
              0.950% 05/01/22**...........................................       500
    1,000   Jay Street Development Corporation New York, Certificate
              Facility Lease Revenue, Series 2003A-3, (DEPFA Bank LOC),
              1.000% 05/01/22**...........................................     1,000
    1,100   Long Island, New York Power Authority, Electric Systems
              Revenue, Series 1998-2A, (Westdeutsche Landesbank
              Girozentrale LOC, State Street Bank & Trust Company LOC),
              1.030% 05/01/33**...........................................     1,100
    1,850   Long Island, New York Power Authority, Electric Systems
              Revenue, Series 1998-3B, (Westdeutsche Landesbank LOC),
              1.100% 05/01/33**...........................................     1,850
    1,605   Metropolitan Transitional Authority New York Revenue, Series
              2003, (AMBAC Insured, Merrill Lynch Capital Services SBPA),
              1.050% 11/15/10**#..........................................     1,605
      875   Monroe County, New York GO Unrefunded Balance, Series 1995,
              (FGIC Insured),
              7.000% 06/01/04**...........................................       884
    1,250   Monroe County, New York Industrial Development Agency, Civic
              Facilities Revenue, (Hillside Childrens Center Project)
              Series 1998, (Key Bank, N.A. LOC),
              1.110% 08/01/18**#..........................................     1,250
    2,150   Monroe County, New York Industrial Development Agency, Civic
              Facilities Revenue, (St. Anns Home Company Project) Series
              2000, (HSBC Bank USA LOC),
              0.990% 07/01/30**...........................................     2,150
      200   Monroe County, New York Industrial Development Agency, Civic
              Facilities Revenue, (St. Ann's Home For Aged Project) Series
              2000, (HSBC Bank USA LOC),
              0.990% 07/01/30**...........................................       200
       50   Municipal Assistance Corporate For
              City of New York, Series 1995D, (AMBAC Insured),
              4.900% 07/01/04.............................................        50

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS MONEY MARKET FUNDS

Nations New York Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $    250   Municipal Assistance Corporation For New York City, New York,
              Series 1997, (AMBAC GO of Corporation),
              5.500% 07/01/04.............................................   $   253
      400   New York and New Jersey Port Authority, Series 2001, GO (FSA
              Insured),
              5.250% 07/15/04.............................................       405
      200   New York and New Jersey Port Authority, Special Obligation
              Revenue, Versatile Structure Obligation, Series 1994,
              (Morgan Guaranty Trust SBPA),
              1.100% 05/01/19**...........................................       200
      485   New York City, New York Municipal Water Finance Authority
              Water and Sewer System Revenue, Series 1993, (AMBAC-TCRS
              Insured),
              5.125% 06/15/04.............................................       489
    1,105   New York Metropolitan Transitional Authority Revenue
              Refunding, Series 2002D, (FSA Insured, Dexia Credit Local
              SBPA),
              1.000% 11/01/32**...........................................     1,105
      100   New York State Authority Highway and Bridge Fund, Series
              2001B, (MBIA Insured),
              3.500% 04/01/04.............................................       100
      770   New York State Dormitory Authority Revenue Unrefunded, Series
              1991, (AMBAC Insured),
              6.700% 07/01/04.............................................       771
      100   New York State Dormitory Authority Revenue, (Cons City
              University System) Series 1993, (FGIC Insured),
              5.600% 07/01/04.............................................       101
      650   New York State Dormitory Authority Revenue, (Oxford University
              Press Inc. Project) Series 1996, (GO of Institution,
              Landesbank Hessen Thueringen LOC),
              1.000% 07/01/25**...........................................       650
      805   New York State Dormitory Authority Revenue, (School District
              Financing Project) Series 2002-D, (MBIA Insured, State Aid
              Withholding),
              4.000% 10/01/04.............................................       817
      100   New York State Dormitory Authority Revenue, (St. Mary's
              Hospital Amsterdam Project) Series 1997, (MBIA Insured, GO
              of Institution),
              5.250% 05/01/04.............................................       100
    1,000   New York State Dormitory Authority Revenue, State University
              Educational Facilities, Series 1994-B, (KeyBank N.A. LOC),
              5.750% 05/15/24.............................................     1,006
      600   New York State Energy Research and Development Authority PCR,
              New York Electric and Gas, Series 1994,
              1.140% 06/01/29**...........................................       600

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $  1,000   New York State Environmental Facilities Corporation Solid
              Waste Disposal Revenue Bond, (General Electric Company
              Project),
              1.010% 06/09/04.............................................   $ 1,000
    1,000   New York State Environmental Facilities Revenue,
              1.010% 06/09/04.............................................     1,000
      450   New York State Housing Finance Agency Revenue, (South Cove
              Plaza Project), Series 1999A, (FHLMC LOC),
              1.080% 11/01/30**...........................................       450
    1,800   New York State Housing Finance Agency Revenue, 66 West 38th
              Street, Series 2001A, (Bayerische Hypotheken und Vereinsbank
              LOC),
              1.130% 11/01/33**...........................................     1,800
    1,600   New York State Housing Finance Agency Revenue, Series 1995,
              (Fannie Mae Liquidity Facility),
              1.080% 05/15/33**...........................................     1,600
      800   New York State Housing Finance Agency Revenue, Series 2002-A,
              AMT, (KeyBank N.A. LOC),
              1.000% 11/01/35**...........................................       800
      500   New York State Local Assistance Corporation Revenue, Series
              1994B, (Westdeutsche Landesbank LOC),
              1.030% 04/01/23**...........................................       500
      200   New York State Local Government Assistance Corporation
              Refunding, Series 1997B, (MBIA Insured, Go of Corporation),
              5.250% 04/01/04.............................................       200
    1,100   New York State Local Government Assistance Corporation
              Refunding, Series 2003-3V, (FGIC Insured, GO of Corporation,
              Landesbank Baden-Wurttemberg SBPA),
              1.050% 04/01/24**...........................................     1,100
    1,500   New York State Local Government Assistance Corporation
              Revenue, Series 1995B, (Societe Generale LOC),
              1.020% 04/01/25**...........................................     1,500
    2,300   New York State Power Authority,
              0.940% 08/11/04.............................................     2,300
       10   New York State Project Finance Agency, Series 1993-A, (FSA
              Insured, HUD Section 236),
              4.750% 11/01/04.............................................        10
      250   New York State Tollway Authority Highway and Bridge Funding,
              Series 1994, (FGIC Insured),
              6.400% 04/01/04.............................................       250
      400   New York State Tollway Authority Highway and Bridge Funding,
              Series 1999B, (FGIC Insured),
              4.000% 04/01/04.............................................       400
      100   New York State Tollway Authority Highway and Bridge Funding,
              Series 2001A, (AMBAC Insured),
              3.600% 04/01/04.............................................       100

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations New York Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $    250   New York State Tollway Authority Highway and Bridge Funding,
              Series 2002-B,
              3.000% 04/01/04.............................................   $   250
      500   New York State Tollway Authority Highway and Bridge Funding,
              Series 2002-B, (MBIA Insured),
              6.000% 04/01/05.............................................       525
      250   New York State Tollway Authority Highway and Bridge Funding,
              Series 2002-C, (FGIC Insured),
              5.000% 04/01/04.............................................       250
      200   New York State, Dormitory Authority Revenue, State University
              Educational Facilities, Series 1993B, (FGIC-TCRS Insured),
              5.250% 05/15/04.............................................       201
      500   New York State, Housing Finance Agency Revenue, (Chelsea
              Apartments Project) Series 2003A, AMT, (FNMA Liquidity
              Facility),
              1.080% 11/15/36**...........................................       500
      700   New York, Metropolitan Transportation Authority Revenue
              Refunding, Series 2002,
              1.000% 11/01/29**...........................................       700
    2,000   New York, New York City Housing Development Corporation
              Multi-Family Revenue, (Atlantic Court Apartments) Series
              2003A, (HSBC Bank U.S.A. LOC),
              1.010% 12/01/36**...........................................     2,000
      150   New York, New York City Housing Development Corporation,
              Multi-Family Rent Housing Revenue, Series 2001A,
              1.020% 11/15/31**...........................................       150
    1,200   New York, New York City Housing Development Corporation,
              Multi-Family Revenue, Series 2003, (HSBC Bank USA LOC),
              1.010% 12/01/36**...........................................     1,200
    2,190   New York, New York City Industrial Development Agency Civic
              Facility Revenue, (CASA Project), Series 2000, (Chase
              Manhattan Bank LOC),
              1.040% 03/01/20**...........................................     2,190
    1,100   New York, New York City Industrial Development Agency, Civic
              Facility Revenue, (Jamaica First Parking LLC Project) Series
              2004, (JP Morgan Chase Bank LOC),
              1.000% 03/01/34**...........................................     1,100
    1,000   New York, New York City Municipal Water Finance Authority
              Water and Sewer System Revenue, Series 2002B,
              4.000% 06/15/04.............................................     1,006
      500   New York, New York City Municipal Water Finance Authority
              Water and Sewer System Revenue, Series 2002C-3, (Bank of New
              York Liquidity Facility),
              1.100% 06/15/18**...........................................       500

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $    600   New York, New York City Municipal Water Finance Authority,
              Water and Sewer Revenue, Series 2003F-2, (Bayerische
              Landesbank SBPA),
              1.000% 06/15/35**...........................................   $   600
    1,500   New York, New York City Transitional Finance Authority
              Revenue, Series 2001, (Landesbank Baden-Wurttenberg),
              1.100% 02/01/31**...........................................     1,500
    1,000   New York, New York City Transitional Finance Authority, Series
              2002-1A, (Landesbank Hessen Thueringen Liquidity Facility),
              1.050% 11/01/22**...........................................     1,000
    1,000   New York, New York City Transitional Finance Authority, Series
              2003, (Citigroup Global Market Liquidity Facility),
              1.050% 08/01/20**#..........................................     1,000
    1,100   New York, New York City Water and Sewer System Finance
              Authority Revenue, Series 2000C, (Dexia Credit Local SBPA),
              1.000% 06/15/33**...........................................     1,100
    1,000   New York, New York GO, Series 1993, (Landesbank Westdeutsche),
              1.100% 08/01/23**...........................................     1,000
      750   New York, New York GO, Series 1994B, (MBIA Insured, SBPA
              Landesbank Hessin-Thueringen),
              1.100% 08/15/23**...........................................       750
      180   New York, New York GO, Series 1994B-2, (MBIA Insured, Canadian
              Imperial Bank SBPA),
              1.060% 08/15/09**...........................................       180
      100   New York, New York GO, Series 1996E, (FGIC Insured),
              4.900% 08/01/04.............................................       101
      170   New York, New York GO, Series 2001A-7, (AMBAC Insured),
              0.970% 11/01/24**...........................................       170
    2,350   New York, New York GO, Series 2002C-2, (Bayerische Landesbank
              LOC),
              1.050% 08/01/20**...........................................     2,350
      870   Oneida County, New York Industrial Development Agency Revenue,
              (Hamilton College Civic Facility Project) Series 2002, (MBIA
              Insured, Bank of New York SBPA),
              0.980% 09/15/32**...........................................       870
      579   Orange County, New York Industrial Development Agency, Life
              Care Community Revenue, (The Glen Arden Incorporated
              Project) Series 1994,
              8.875% 04/14/04.............................................       624
       11   Orange County, New York Industrial Development Agency, Life
              Care Community Revenue, (The Glen Arden Incorporated
              Project) Series 1994,
              8.875% 01/01/25.............................................        11

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS MONEY MARKET FUNDS

Nations New York Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $    100   Phelps-Clifton Springs, New York Central School District GO,
              Series 2002, (FGIC Insured, State Aid Withholding),
              2.500% 06/01/04.............................................   $   100
    2,875   Port Authority New York and New Jersey, Series 2003, (AMBAC GO
              of Authority, Citigroup Global Market Liquidity Facility),
              1.100% 12/15/32**#..........................................     2,874
    2,000   Port Authority of New York and New Jersey,
              0.920% 08/11/04.............................................     2,000
      200   Sachem Central School District New York Holbrook GO, Series
              2003, (MBIA Insured, State Aid Withholding),
              4.000% 06/15/04.............................................       201
      250   Suffolk County, New York GO Public Improvement, Series 2002A,
              (MBIA Insured),
              4.000% 05/01/04.............................................       251
      200   Suffolk County, New York GO Refunding, Public Improvement,
              Series 2002C, (MBIA Insured),
              4.000% 07/15/04.............................................       202
      500   Suffolk County, New York GO, Series 1996B, (FGIC Insured),
              5.000% 07/15/04.............................................       506
       25   Suffolk County, New York Water Authority Waterworks Revenue
              Refunding, Series 1993, (MBIA Insured),
              5.100% 06/01/04.............................................        25
      500   Triborough Bridge and Tunnel Authority New York Revenue,
              Series 2002, (MBIA Insured, Merrill Lynch Capital Services
              SBPA),
              1.040% 05/15/10**#..........................................       500
      380   Triborough Bridge and Tunnel Authority New York Special
              Obligation Refunding, Series 2000B, (FSA Insured, Landesbank
              Baden-Wurttemburg SBPA),
              1.050% 01/01/31**...........................................       380
      900   Westchester County, New York Industrial Development Agency
              Civic Facility Revenue, (Westchester Jewish Project) Series
              1998, (Chase Manhattan Bank LOC),
              1.040% 10/01/28**...........................................       900
    1,000   William Floyd Unified School District GO,
              Mastics-Moriches-Shirley, Series 2002, (MBIA Insured, State
              Aid Withholdings),
              4.000% 06/15/04.............................................     1,006
                                                                             -------
                                                                              75,702
                                                                             -------

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            PUERTO RICO -- 4.5%
 $    600   Puerto Rico Commonwealth GO, Series 1994,
              6.350% 07/01/10.............................................   $   617
      800   Puerto Rico Commonwealth GO, Series 1994, (MBIA-IBC Insured),
              6.500% 07/01/23.............................................       823
      650   Puerto Rico Commonwealth Highway and Transportation Authority
              Revenue, Series 1999, (AMBAC Insured, Merrill Lynch
              Liquidity Facility),
              1.000% 01/01/19**@@.........................................       650
    1,500   Puerto Rico GO, Commonwealth, Series 2003, (FSA Insured,
              Merrill Lynch Capital Services SBPA),
              1.020% 01/01/07**#..........................................     1,500
                                                                             -------
                                                                               3,590
                                                                             -------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $79,292)..............................................    79,292
                                                                             -------
            TOTAL INVESTMENTS
              (Cost $79,292*)...................................     100.4%   79,292
                                                                             -------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.4)%
            Cash..........................................................   $     3
            Receivable for investment securities sold.....................     2,535
            Interest receivable...........................................       374
            Investment advisory fee payable...............................        (9)
            Administration fee payable....................................        (6)
            Shareholder servicing and distribution fees payable...........        (8)
            Distributions payable.........................................       (10)
            Payable for investment securities purchased...................    (3,117)
            Accrued Trustees' fees and expenses...........................       (11)
            Accrued expenses and other liabilities........................       (58)
                                                                             -------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (307)
                                                                             -------
            NET ASSETS..........................................     100.0%  $78,985
                                                                             =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $     2
            Accumulated net realized gain on investments sold.............         9
            Paid-in capital...............................................    78,974
                                                                             -------
            NET ASSETS....................................................   $78,985
                                                                             =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

Nations New York Tax-Exempt Reserves

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004



                                                                              VALUE
-------------------------------------------------------------------------------------
            NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE
            CAPITAL CLASS SHARES:
              ($1,861,993 / 1,861,020 shares outstanding).................     $1.00
                                                                             =======
            TRUST CLASS SHARES:
              ($15,931,202 / 15,926,759 shares outstanding)...............     $1.00
                                                                             =======
            MARKET CLASS SHARES:
              ($12,970,210 / 12,967,976 shares outstanding)...............     $1.00
                                                                             =======
            INSTITUTIONAL CLASS SHARES:
              ($48,221,276 / 48,216,233 shares outstanding)...............     $1.00
                                                                             =======

---------------

 *Federal income tax information (see Note 7).

 **
  Variable rate demand note. The interest rate shown reflects the rate in effect at March 31, 2004. These securities are subject to demand features of either one, seven or thirty days.

 #Security not registered under the Securities Act of 1933, as amended.
  These securities may be resold in transactions exempt from registration to qualified institutional buyers.

 @@
  Restricted security (see Note 5).

Nations New York Tax-Exempt Reserves had the following industry concentrations greater than 10% at March 31, 2004 (as a percentage of net assets):

IDR/PCR                                            15.46%
Transportation                                     13.00%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS MONEY MARKET FUNDS

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


ABBREVIATIONS:

AMBAC            American Municipal Bond Assurance Corporation
AMBAC-TCRS       American Municipal Bond Assurance Corporation --
                  Transferable Custodial Receipts
AMT              Alternative Minimum Tax
BAN              Bond Anticipation Note
EDR              Economic Development Revenue
FGIC             Financial Guaranty Insurance Corporation
FGIC-TCRS        Financial Guaranty Insurance Corporation --
                  Transferable Custodial Receipts
FFCB             Federal Farm Credit Bank
FHLB             Federal Home Loan Bank
FHLMC            Federal Home Loan Mortgage Corporation
FNMA             Federal National Mortgage Association
FSA              Financial Security Assurance
GNMA             Government National Mortgage Association
GO               General Obligation
GTD STD LNS      Guaranteed Student Loans
GTY-AGMT         Guarantee Agreement
IDR              Industrial Development Revenue
LNS              Loans
LOC              Letter of Credit
MBIA             Municipal Bond Insurance Association
MBIA-IBC         Municipal Bond Insurance Association -- Insured
                  Bond Certificate
MTN              Medium Term Notes
PCR              Pollution Control Revenue
PSF-GTD          Permanent School Fund Guarantee
RAN              Revenue Anticipation Note
SLMA             Student Loan Marketing Association
SBPA             Standby Bond Purchase Agreement
SCSDE            South Carolina School District Enhancement
SPA              Standby Purchase Agreement
TAN              Tax Anticipation Note
TRAN             Tax and Revenue Anticipation Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004


                                                                   CASH           MONEY MARKET
                                                                 RESERVES           RESERVES
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $      781,171     $      156,705
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................          97,035+            19,930
Administration fee..........................................          64,690+            13,286
Transfer agent fees.........................................           2,490                477
Custodian fees..............................................           3,526                770
Trustees' fees and expenses.................................              21                 21
Registration and filing fees................................             124                 --
Legal and audit fees........................................              20                110
Printing expense............................................           1,059                 50
Other.......................................................           1,145                193
                                                              --------------     --------------
    Subtotal................................................         170,110             34,837
Shareholder servicing and distribution fees:
  Trust Class Shares........................................           4,413                188
  Institutional Class Shares**..............................           1,955                337
  Liquidity Class Shares....................................          10,669              3,241
  Adviser Class Shares**....................................          24,491              2,930
  Investor Class Shares.....................................          10,375                254
  Market Class Shares**.....................................           8,283              2,581
  Daily Class Shares........................................          58,085                 27
  Service Class Shares......................................           3,751                768
  Investor A Shares.........................................           1,514                 --
  Investor B Shares.........................................             456                135
  Investor C Shares***......................................              31                 10
  Marsico Shares............................................              63                 --
                                                              --------------     --------------
    Total expenses..........................................         294,196             45,308
Fees waived by investment advisor, administrator and/or
  distributor (see Note 2)..................................         (50,033)           (11,055)
Fees reduced by credits allowed by the custodian (see Note
  2)........................................................             (37)                (6)
Reimbursement from investment advisor (see Note 9)..........            (106)                --
                                                              --------------     --------------
    Net expenses............................................         244,020             34,247
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................         537,151            122,458
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................            (621)               149
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $      536,530     $      122,607
                                                              ==============     ==============

---------------

  * Amount represents less than $500.

 ** New York Tax-Exempt Reserves' Adviser Class, Institutional Class and Market
    Class Shares re-commenced operations on April 14, 2003, August 25, 2003 and August 25, 2003, respectively.

 ***California Tax-Exempt Reserves' Investor C Shares commenced operations on
    August 1, 2003.

 + These fees include revenue earned by Banc of America Capital Management, LLC and BACAP Distributors, LLC from investments by affiliated funds.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS MONEY MARKET FUNDS

                                                                        CALIFORNIA TAX-   NEW YORK TAX-
       TREASURY        GOVERNMENT       MUNICIPAL        TAX-EXEMPT         EXEMPT            EXEMPT
       RESERVES         RESERVES         RESERVES         RESERVES         RESERVES          RESERVES
--------------------------------------------------------------------------------------------------------

    $      116,606   $       55,624   $       42,301   $       31,092   $       22,148    $          543
    --------------   --------------   --------------   --------------   --------------    --------------
            15,369            7,284            5,859            4,399+           3,214                76
            10,246            4,856            3,906            2,933+           2,143                50
               381              191              153              101               80                 3
               578              239              224              167              121                10
                21               21               21               21               21                21
                23               78               --               38               --                --
               116              108              115               71              116                40
                41               29              202              123               85                37
               218               64               33               27               18                --
    --------------   --------------   --------------   --------------   --------------    --------------
            26,993           12,870           10,513            7,880            5,798               237
               857              383              491            2,158              378                13
               248              128              160               28               20                 9
             3,017            2,130            1,032               59               17                --
             8,460            2,626              985               23            1,109                 3
             2,167            2,522              468              271            1,212                --
             2,724            1,036              388               --               --                37
             3,244            1,959            3,431              312            4,634                --
             1,381              132               57               --               --                --
             3,627               86               --              351               --                --
                 5               14                1               --               --*               --
                --*              --               28               --                1                --
                --               --               --               --               --                --
    --------------   --------------   --------------   --------------   --------------    --------------
            52,723           23,886           17,554           11,082           13,169               299
            (9,280)          (4,855)          (3,624)          (2,074)          (1,765)             (136)
                (2)             (29)              --               --               --                --
                --               --               --               --               --                --
    --------------   --------------   --------------   --------------   --------------    --------------
            43,441           19,002           13,930            9,008           11,404               163
    --------------   --------------   --------------   --------------   --------------    --------------
            73,165           36,622           28,371           22,084           10,744               380
    --------------   --------------   --------------   --------------   --------------    --------------
                46               24              130              (10)              (3)               10
    --------------   --------------   --------------   --------------   --------------    --------------
    $       73,211   $       36,646   $       28,501   $       22,074   $       10,741    $          390
    ==============   ==============   ==============   ==============   ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                          CASH RESERVES
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/04            3/31/03
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $      537,151     $    1,091,775
Net realized gain/(loss) on investments.....................              (621)               (74)
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           536,530          1,091,701
Distributions to shareholders from net investment income:
  Capital Class Shares......................................          (291,496)          (582,896)
  Institutional Class Shares................................           (46,866)           (63,773)
  Trust Class Shares........................................           (40,135)           (77,059)
  Liquidity Class Shares....................................           (12,519)           (24,736)
  Adviser Class Shares......................................           (72,290)          (102,081)
  Investor Class Shares.....................................           (19,690)           (57,004)
  Market Class Shares.......................................           (11,306)           (44,488)
  Daily Class Shares........................................           (39,807)          (129,264)
  Service Class Shares......................................              (940)            (6,027)
  Investor A Shares**.......................................            (1,887)            (4,108)
  Investor B Shares.........................................              (104)              (246)
  Investor C Shares.........................................                (7)               (18)
  Marsico Shares**..........................................              (120)              (238)
Net increase/(decrease) in net assets from shares of
  beneficial interest transactions..........................       (12,253,850)        (7,407,218)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................       (12,254,487)        (7,407,455)
NET ASSETS:
Beginning of year...........................................        71,289,843         78,697,298
                                                                --------------     --------------
End of year.................................................    $   59,035,356     $   71,289,843
                                                                ==============     ==============
Undistributed net investment income at end of year..........    $           --     $           --
                                                                ==============     ==============

---------------

 * Amount represents less than $500.

 **Cash Reserves' Investor A Shares and Marsico Shares, Treasury Reserves'
   Investor A Shares and Government Reserves' Investor A Shares commenced operations on May 13, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS MONEY MARKET FUNDS

         MONEY MARKET RESERVES               TREASURY RESERVES                GOVERNMENT RESERVES
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04          3/31/03          3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------

    $      122,458   $      212,259   $       73,165   $      131,607   $       36,622   $       65,972
               149              365               46              155               24              151
    --------------   --------------   --------------   --------------   --------------   --------------
           122,607          212,624           73,211          131,762           36,646           66,123
           (96,966)        (165,332)         (21,502)         (36,253)         (14,359)         (25,925)
            (7,796)          (7,884)          (5,483)          (7,542)          (2,770)          (1,903)
            (1,791)          (4,670)          (7,213)         (11,355)          (3,253)          (5,879)
            (3,632)          (7,463)          (3,057)          (5,445)          (2,294)          (2,774)
            (8,225)         (10,253)         (22,555)         (28,779)          (7,121)         (11,531)
              (450)            (581)          (3,662)          (8,511)          (4,262)          (9,442)
            (3,356)         (14,807)          (3,376)         (14,616)          (1,305)          (5,330)
               (17)             (46)          (2,008)         (10,237)          (1,132)          (2,953)
              (201)          (1,021)            (346)          (1,527)             (33)            (195)
                --               --           (3,959)          (7,367)             (91)             (64)
               (31)             (60)              (1)              (3)              (3)              (6)
                (2)              (4)              --*              --*              --               (4)
                --               --               --               --               --               --
        (1,029,071)      (2,637,371)      (2,188,059)         287,122          148,088         (639,386)
    --------------   --------------   --------------   --------------   --------------   --------------
        (1,028,931)      (2,636,868)      (2,188,010)         287,249          148,111         (639,269)
        13,448,271       16,085,139       11,427,265       11,140,016        4,433,752        5,073,021
    --------------   --------------   --------------   --------------   --------------   --------------
    $   12,419,340   $   13,448,271   $    9,239,255   $   11,427,265   $    4,581,863   $    4,433,752
    ==============   ==============   ==============   ==============   ==============   ==============
    $          189   $          138   $           46   $           43   $          232   $           45
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

                                                                       MUNICIPAL RESERVES
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/04            3/31/03
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       28,371     $       29,208
Net realized gain/(loss) on investments.....................               130                113
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            28,501             29,321
Distributions to shareholders from net investment income:
  Capital Class Shares***...................................           (14,719)           (12,244)
  Institutional Class Shares***+............................            (3,346)            (1,488)
  Trust Class Shares........................................            (3,887)            (6,225)
  Liquidity Class Shares***.................................            (1,087)              (746)
  Adviser Class Shares***+..................................            (2,477)            (2,131)
  Investor Class Shares.....................................              (703)              (946)
  Market Class Shares+......................................              (397)            (1,480)
  Daily Class Shares........................................            (1,737)            (3,830)
  Service Class Shares......................................               (14)               (91)
  Investor A Shares.........................................                --                 --
  Investor B Shares.........................................                --*                --
  Investor C Shares++.......................................                (5)                --
Net increase/(decrease) in net assets from shares of
  beneficial interest transactions..........................         1,078,199          1,116,378
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................         1,078,328          1,116,518
NET ASSETS
Beginning of year...........................................         3,277,842          2,161,324
                                                                --------------     --------------
End of year.................................................    $    4,356,170     $    3,277,842
                                                                ==============     ==============
Undistributed net investment income at end of year..........    $          131     $          127
                                                                ==============     ==============

---------------

  * Amount represents less than $500.

 ***Tax-Exempt Reserves' Capital Class, Institutional Class, Liquidity Class and
    Adviser Class commenced operations on June 13, 2002, June 18, 2002, September 3, 2002 and August 9, 2002, respectively.

 + New York Tax-Exempt Reserves' Adviser Class, Institutional Class and Market Class Shares re-commenced operations on April 14, 2003, August 25, 2003 and August 25, 2003, respectively.

 ++ California Tax-Exempt Reserves' Investor C Shares commenced operations on
    August 1, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS MONEY MARKET FUNDS

           TAX-EXEMPT RESERVES             CALIFORNIA TAX-EXEMPT RESERVES         NEW YORK TAX-EXEMPT RESERVES
    ---------------------------------     ---------------------------------     --------------------------------
      YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
       3/31/04            3/31/03            3/31/04            3/31/03            3/31/04           3/31/03
----------------------------------------------------------------------------------------------------------------

    $       22,084     $       31,848     $       10,744     $       18,694     $          380    $          481
               (10)                56                 (3)                32                 10                 3
    --------------     --------------     --------------     --------------     --------------    --------------
            22,074             31,904             10,741             18,726                390               484

            (4,048)            (1,801)            (1,258)            (2,900)               (45)             (265)
              (566)              (187)              (380)              (202)              (191)               --*
           (16,452)           (27,195)            (2,790)            (4,355)              (102)             (216)
               (57)                (9)               (15)               (26)                --                --*
               (55)               (48)            (2,591)            (3,756)                (9)               --*
              (415)            (1,171)            (1,669)            (2,981)                --                --*
                --                 --                 --                 --                (33)               --*
              (148)              (504)            (2,041)            (4,476)                --                --*
              (342)                --                 --                 --                 --                --*
                --               (731)                --                 --                 --                --
                --               (227)                --*                --                 --                --*
                --                 --*                --*                --                 --                --*
          (233,616)            16,450           (103,098)           449,421             52,471             5,651
    --------------     --------------     --------------     --------------     --------------    --------------
          (233,625)            16,481           (103,101)           449,451             52,481             5,654

         3,011,472          2,994,991          2,266,602          1,817,151             26,504            20,850
    --------------     --------------     --------------     --------------     --------------    --------------
    $    2,777,847     $    3,011,472     $    2,163,501     $    2,266,602     $       78,985    $       26,504
    ==============     ==============     ==============     ==============     ==============    ==============
    $           92     $           47     $           74     $           67     $            2    $           --
    ==============     ==============     ==============     ==============     ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY*


                                                                       CASH RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2004    MARCH 31, 2003
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................  $ 206,816,532     $ 257,786,306
 Issued as reinvestment of dividends........................        156,008           198,554
 Redeemed...................................................   (215,288,442)     (264,131,818)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $  (8,315,902)    $  (6,146,958)
                                                              =============     =============
INSTITUTIONAL CLASS SHARES:
 Sold.......................................................  $  17,296,638     $  18,137,968
 Issued as reinvestment of dividends........................         41,505            43,949
 Redeemed...................................................    (16,528,656)      (16,898,426)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $     809,487     $   1,283,491
                                                              =============     =============
TRUST CLASS SHARES:
 Sold.......................................................  $  14,516,326     $  11,058,140
 Issued in exchange for Primary A Shares of Nations Prime
   Fund (see Note 8)**......................................             --         3,238,730
 Issued as reinvestment of dividends........................            981             2,060
 Redeemed...................................................    (15,442,551)      (11,979,340)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $    (925,244)    $   2,319,590
                                                              =============     =============
LIQUIDITY CLASS SHARES:
 Sold.......................................................  $   4,113,327     $   4,990,263
 Issued as reinvestment of dividends........................         11,638            23,487
 Redeemed...................................................     (4,353,675)       (5,184,285)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $    (228,710)    $    (170,535)
                                                              =============     =============
ADVISER CLASS SHARES:
 Sold.......................................................  $  42,387,776     $  35,974,110
 Issued as reinvestment of dividends........................         24,266            47,854
 Redeemed...................................................    (37,153,479)      (37,060,684)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $   5,258,563     $  (1,038,720)
                                                              =============     =============
INVESTOR CLASS SHARES:
 Sold.......................................................  $   3,848,282     $   5,429,745
 Issued in exchange for Investor B Shares of Nations Prime
   Fund (see Note 8)**......................................             --           563,131
 Issued in exchange for Investor C Shares of Nations Prime
   Fund (see Note 8)**......................................             --             2,945
 Issued as reinvestment of dividends........................         17,815            57,338
 Redeemed...................................................     (5,166,110)       (7,397,915)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $  (1,300,013)    $  (1,344,756)
                                                              =============     =============
MARKET CLASS SHARES:
 Sold.......................................................  $   2,794,797     $   6,679,123
 Issued as reinvestment of dividends........................             22             1,069
 Redeemed...................................................     (6,568,687)       (6,750,791)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $  (3,773,868)    $     (70,599)
                                                              =============     =============
DAILY CLASS SHARES:
 Sold.......................................................  $  12,299,532     $  22,747,242
 Issued in exchange for Daily Shares of Nations Prime Fund
   (see Note 8)**...........................................             --           822,570
 Issued as reinvestment of dividends........................         37,884           126,103
 Redeemed...................................................    (15,226,607)      (26,078,843)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $  (2,889,191)    $  (2,382,928)
                                                              =============     =============
SERVICE CLASS SHARES:(A)
 Sold.......................................................  $   1,602,658     $   3,653,914
 Issued as reinvestment of dividends........................             98               602
 Redeemed...................................................     (2,364,554)       (3,929,996)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $    (761,798)    $    (275,480)
                                                              =============     =============
INVESTOR A SHARES:+
 Sold.......................................................  $     176,067     $     311,276
 Issued in exchange for Investor A Shares of Nations Prime
   Fund (see Note 8)**......................................             --           457,965
 Issued as reinvestment of dividends........................          1,848             4,008
 Redeemed...................................................       (271,036)         (394,866)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $     (93,121)    $     378,383
                                                              =============     =============
INVESTOR B SHARES:
 Sold.......................................................  $       9,174     $      52,786
 Issued as reinvestment of dividends........................             92               223
 Redeemed...................................................        (33,205)          (35,924)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $     (23,939)    $      17,085
                                                              =============     =============
INVESTOR C SHARES:
 Sold.......................................................  $       3,189     $      11,106
 Issued as reinvestment of dividends........................              6                16
 Redeemed...................................................         (6,498)           (7,668)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $      (3,303)    $       3,454
                                                              =============     =============
MARSICO SHARES:+
 Sold.......................................................  $      34,214     $      75,401
 Issued in exchange for Marsico Shares of Nations Prime Fund
   (see Note 8)**...........................................             --            22,533
 Issued as reinvestment of dividends........................            112               237
 Redeemed...................................................        (41,137)          (77,416)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $      (6,811)    $      20,755
                                                              =============     =============
Total net increase/(decrease)...............................  $ (12,253,850)    $  (7,407,218)
                                                              =============     =============

---------------

 *Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

 **
  Shares issued in connection with the Reorganization on May 10, 2002 for the Trust Class, Investor Class, Daily Class, Investor A Shares and Marsico Shares were 3,239,042, 566,150, 822,914, 458,038 and 22,531, respectively.

 +Cash Reserves' Investor A and Marsico Shares commenced operations on May 13,
  2002.

(a)
  Cash Reserves Service Class Shares were fully redeemed on October 30, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS MONEY MARKET FUNDS

                                                                   MONEY MARKET RESERVES
                                                              -------------------------------
                                                                YEAR ENDED       YEAR ENDED
                                                              MARCH 31, 2004   MARCH 31, 2003
                                                              -------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................   $ 54,073,187     $ 67,975,062
 Issued as reinvestment of dividends........................         41,652           84,238
 Redeemed...................................................    (55,143,790)     (69,051,206)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $ (1,028,951)    $   (991,906)
                                                               ============     ============
INSTITUTIONAL CLASS SHARES:
 Sold.......................................................   $  4,400,821     $  3,241,573
 Issued as reinvestment of dividends........................          7,288            7,307
 Redeemed...................................................     (4,191,670)      (3,063,523)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $    216,439     $    185,357
                                                               ============     ============
TRUST CLASS SHARES:
 Sold.......................................................   $    802,416     $  1,416,381
 Issued as reinvestment of dividends........................              9              478
 Redeemed...................................................       (853,509)      (2,668,284)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $    (51,084)    $ (1,251,425)
                                                               ============     ============
LIQUIDITY CLASS SHARES:
 Sold.......................................................   $  1,841,629     $  1,976,110
 Issued as reinvestment of dividends........................          3,479            7,121
 Redeemed...................................................     (1,905,081)      (2,051,915)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $    (59,973)    $    (68,684)
                                                               ============     ============
ADVISER CLASS SHARES:
 Sold.......................................................   $  6,461,623     $  3,772,161
 Issued as reinvestment of dividends........................          2,062            6,449
 Redeemed...................................................     (5,312,452)      (4,106,018)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $  1,151,233     $   (327,408)
                                                               ============     ============
INVESTOR CLASS SHARES:
 Sold.......................................................   $     70,336     $     29,506
 Issued as reinvestment of dividends........................              2                7
 Redeemed...................................................        (41,497)         (12,531)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $     28,841     $     16,982
                                                               ============     ============
MARKET CLASS SHARES:(A)
 Sold.......................................................   $    742,000     $  1,850,400
 Issued as reinvestment of dividends........................             --               --
 Redeemed...................................................     (1,977,000)      (2,037,400)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $ (1,235,000)    $   (187,000)
                                                               ============     ============
DAILY CLASS SHARES:
 Sold.......................................................   $      8,242     $      7,101
 Issued as reinvestment of dividends........................             17               45
 Redeemed...................................................         (9,237)          (6,891)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $       (978)    $        255
                                                               ============     ============
SERVICE CLASS SHARES:
 Sold.......................................................   $    251,386     $  5,581,515
 Issued as reinvestment of dividends........................             76               16
 Redeemed...................................................       (294,185)      (5,601,841)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $    (42,723)    $    (20,310)
                                                               ============     ============
INVESTOR B SHARES:
 Sold.......................................................   $      1,873     $     15,607
 Issued as reinvestment of dividends........................             28               55
 Redeemed...................................................         (8,458)          (9,558)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $     (6,557)    $      6,104
                                                               ============     ============
INVESTOR C SHARES:
 Sold.......................................................   $        806     $      1,864
 Issued as reinvestment of dividends........................              2                5
 Redeemed...................................................         (1,126)          (1,205)
                                                               ------------     ------------
 Net increase/(decrease)....................................   $       (318)    $        664
                                                               ============     ============
Total net increase/(decrease)...............................   $ (1,029,071)    $ (2,637,371)
                                                               ============     ============

---------------

 *Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.
(a)
  Money Market Reserves Market Class Shares were fully redeemed on September 25, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

                                                                     TREASURY RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2004    MARCH 31, 2003
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................   $ 34,549,770      $ 31,537,623
 Issued as reinvestment of dividends........................         16,639            26,421
 Redeemed...................................................    (35,006,522)      (32,718,545)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $   (440,113)     $ (1,154,501)
                                                               ============      ============
INSTITUTIONAL CLASS SHARES:
 Sold.......................................................   $  3,013,425      $  1,709,731
 Issued as reinvestment of dividends........................          4,904             6,454
 Redeemed...................................................     (3,058,866)       (1,560,738)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $    (40,537)     $    155,447
                                                               ============      ============
TRUST CLASS SHARES:
 Sold.......................................................   $  1,037,654      $  1,462,563
 Issued in exchange for Primary A Shares of Nations Treasury
   Fund (see Note 8)***.....................................             --           506,390
 Issued as reinvestment of dividends........................             44                82
 Redeemed...................................................     (1,137,962)       (1,459,774)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $   (100,264)     $    509,261
                                                               ============      ============
LIQUIDITY CLASS SHARES:
 Sold.......................................................   $  1,621,676      $  1,500,282
 Issued as reinvestment of dividends........................          2,665             4,864
 Redeemed...................................................     (1,661,604)       (1,490,341)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $    (37,263)     $     14,805
                                                               ============      ============
ADVISER CLASS SHARES:
 Sold.......................................................   $ 18,323,739      $ 16,456,806
 Issued as reinvestment of dividends........................          4,433             9,681
 Redeemed...................................................    (17,032,325)      (16,311,937)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $  1,295,847      $    154,550
                                                               ============      ============
INVESTOR CLASS SHARES:
 Sold.......................................................   $  1,151,602      $  1,454,424
 Issued in exchange for Investor B Shares of Nations
   Treasury Fund (see Note 8)***............................             --            75,202
 Issued in exchange for Investor C Shares of Nations
   Treasury Fund (see Note 8)***............................             --               118
 Issued as reinvestment of dividends........................          2,586             6,591
 Redeemed...................................................     (1,376,738)       (1,552,003)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $   (222,550)     $    (15,668)
                                                               ============      ============
MARKET CLASS SHARES:(a)
 Sold.......................................................   $  1,332,000      $  2,384,500
 Issued as reinvestment of dividends........................             --                --
 Redeemed...................................................     (2,667,000)       (2,431,500)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $ (1,335,000)     $    (47,000)
                                                               ============      ============
DAILY CLASS SHARES:
 Sold.......................................................   $  3,322,054      $  8,224,368
 Issued in exchange for Daily Shares of Nations Treasury
   Fund (see Note 8)***.....................................             --            39,993
 Issued as reinvestment of dividends........................          1,280             4,617
 Redeemed...................................................     (4,191,043)       (8,411,624)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $   (867,709)     $   (142,646)
                                                               ============      ============
SERVICE CLASS SHARES:(A)
 Sold.......................................................   $    993,834      $  2,180,565
 Issued as reinvestment of dividends........................             23               120
 Redeemed...................................................     (1,286,086)       (2,218,894)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $   (292,229)     $    (38,209)
                                                               ============      ============
INVESTOR A SHARES:+
 Sold.......................................................   $  5,732,471      $  5,225,108
 Issued in exchange for Investor A Shares of Nations
   Treasury Fund (see Note 8)***............................             --           845,904
 Issued as reinvestment of dividends........................            140               820
 Redeemed...................................................     (5,880,672)       (5,221,109)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $   (148,061)     $    850,723
                                                               ============      ============
INVESTOR B SHARES:
 Sold.......................................................   $         20      $        604
 Issued as reinvestment of dividends........................              1                 3
 Redeemed...................................................           (197)             (251)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $       (176)     $        356
                                                               ============      ============
INVESTOR C SHARES:(a)
 Sold.......................................................   $         --      $        103
 Issued as reinvestment of dividends........................             --**              --**
 Redeemed...................................................             (4)              (99)
                                                               ------------      ------------
 Net increase/(decrease)....................................   $         (4)     $          4
                                                               ============      ============
Total net increase/(decrease)...............................   $ (2,188,059)     $    287,122
                                                               ============      ============

---------------

 * Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

 **Amount represents less than $500.

 ***
   Shares issued in connection with the Reorganization on May 10, 2002 for the Trust Class, Investor Class, Daily Class and Investor A Shares were 506,801, 75,430, 40,085 and 846,480, respectively.

 + Treasury Reserves' Investor A Shares commenced operations on May 13, 2002.

 (a)
   Treasury Reserves Market Class, Service Class and Investor C Shares were fully redeemed on September 25, 2003, October 30, 2003, and July 23, 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS MONEY MARKET FUNDS

                                                                    GOVERNMENT RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2004    MARCH 31, 2003
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................  $  12,202,011     $  13,322,516
 Issued as reinvestment of dividends........................         12,624            22,903
 Redeemed...................................................    (12,697,803)      (13,391,908)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $    (483,168)    $     (46,489)
                                                              =============     =============
INSTITUTIONAL CLASS SHARES:
 Sold.......................................................  $   3,229,216     $   1,597,554
 Issued as reinvestment of dividends........................          2,581             1,552
 Redeemed...................................................     (2,875,559)       (1,603,845)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $     356,238     $      (4,739)
                                                              =============     =============
TRUST CLASS SHARES:
 Sold.......................................................  $   1,183,365     $   1,329,718
 Issued in exchange for Primary A Shares of Nations
   Government Money Market Fund (see Note 8)**..............             --           292,051
 Issued as reinvestment of dividends........................             16                20
 Redeemed...................................................     (1,271,587)       (1,530,551)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $     (88,206)    $      91,238
                                                              =============     =============
LIQUIDITY CLASS SHARES:
 Sold.......................................................  $   1,220,430     $   1,235,710
 Issued as reinvestment of dividends........................          1,837             2,035
 Redeemed...................................................     (1,096,945)       (1,226,484)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $     125,322     $      11,261
                                                              =============     =============
ADVISER CLASS SHARES:
 Sold.......................................................  $   3,491,015     $   2,072,426
 Issued as reinvestment of dividends........................          5,341            11,326
 Redeemed...................................................     (2,978,047)       (2,292,220)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $     518,309     $    (208,468)
                                                              =============     =============
INVESTOR CLASS SHARES:
 Sold.......................................................  $   2,504,548     $   1,742,920
 Issued in exchange for Investor B Shares of Nations
   Government Money Market Fund (see Note 8)**..............             --            26,979
 Issued in exchange for Investor C Shares of Nations
   Government Money Market Fund (see Note 8)**..............             --               495
 Issued as reinvestment of dividends........................          4,125            10,431
 Redeemed...................................................     (2,294,594)       (2,203,843)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $     214,079     $    (423,018)
                                                              =============     =============
MARKET CLASS SHARES:(A)
 Sold.......................................................  $     603,000     $   1,432,000
 Issued as reinvestment of dividends........................             --                --
 Redeemed...................................................     (1,105,000)       (1,491,000)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $    (502,000)    $     (59,000)
                                                              =============     =============
DAILY CLASS SHARES:
 Sold.......................................................  $     950,860     $     899,509
 Issued in exchange for Daily Shares of Nations Government
   Money Market Fund (see Note 8)**.........................             --            22,560
 Issued as reinvestment of dividends........................          1,131             3,267
 Redeemed...................................................       (912,784)         (929,793)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $      39,207     $      (4,457)
                                                              =============     =============
SERVICE CLASS SHARES:(A)
 Sold.......................................................  $      45,000     $     163,500
 Issued as reinvestment of dividends........................             --                --
 Redeemed...................................................        (81,000)         (164,000)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $     (36,000)    $        (500)
                                                              =============     =============
INVESTOR A SHARES:+
 Sold.......................................................  $     128,922     $      20,481
 Issued in exchange for Investor A Shares of Nations
   Government Money Market Fund (see Note 8)**..............             --            12,737
 Issued as reinvestment of dividends........................             65                64
 Redeemed...................................................       (123,793)          (27,213)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $       5,194     $       6,069
                                                              =============     =============
INVESTOR B SHARES:
 Sold.......................................................  $          51     $         325
 Issued as reinvestment of dividends........................              3                 8
 Redeemed...................................................           (941)             (634)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $        (887)    $        (301)
                                                              =============     =============
INVESTOR C SHARES:(A)
 Sold.......................................................  $          --     $         535
 Issued as reinvestment of dividends........................             --                 3
 Redeemed...................................................             --            (1,520)
                                                              -------------     -------------
 Net increase/(decrease)....................................  $          --     $        (982)
                                                              =============     =============
Total net increase/(decrease)...............................  $     148,088     $    (639,386)
                                                              =============     =============

---------------
 *Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

 **
  Shares issued in connection with the Reorganization on May 10, 2002 for the Trust Class, Investor Class, Daily Class and Investor A Shares were 292,033, 27,469, 22,559 and 12,732, respectively.

 +Government Reserves' Investor A Shares commenced operations on May 13, 2002.

(a)
  Government Reserves Market Class, Service Class and Investor C Shares were fully redeemed on September 25, 2003, September 25, 2003 and January 6, 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

                                                                    MUNICIPAL RESERVES
                                                              -------------------------------
                                                                YEAR ENDED       YEAR ENDED
                                                              MARCH 31, 2004   MARCH 31, 2003
                                                              -------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................   $ 6,479,111      $ 4,420,622
 Issued as reinvestment of dividends........................         8,654            6,540
 Redeemed...................................................    (5,879,486)      (3,504,057)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $   608,279      $   923,105
                                                               ===========      ===========
INSTITUTIONAL CLASS SHARES:
 Sold.......................................................   $ 2,162,113      $   773,067
 Issued as reinvestment of dividends........................         3,139              935
 Redeemed...................................................    (1,889,698)        (655,234)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $   275,554      $   118,768
                                                               ===========      ===========
TRUST CLASS SHARES:
 Sold.......................................................   $ 1,028,790      $ 1,045,373
 Issued as reinvestment of dividends........................           211              315
 Redeemed...................................................    (1,057,781)      (1,031,512)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $   (28,780)     $    14,176
                                                               ===========      ===========
LIQUIDITY CLASS SHARES:
 Sold.......................................................   $ 1,032,916      $   470,967
 Issued as reinvestment of dividends........................         1,000              741
 Redeemed...................................................    (1,004,745)        (396,828)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $    29,171      $    74,880
                                                               ===========      ===========
ADVISER CLASS SHARES:
 Sold.......................................................   $ 1,701,764      $   665,358
 Issued as reinvestment of dividends........................         1,858            2,083
 Redeemed...................................................    (1,481,952)        (541,131)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $   221,670      $   126,310
                                                               ===========      ===========
INVESTOR CLASS SHARES:
 Sold.......................................................   $   315,896      $   259,700
 Issued as reinvestment of dividends........................           694              931
 Redeemed...................................................      (258,693)        (219,368)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $    57,897      $    41,263
                                                               ===========      ===========
MARKET CLASS SHARES:(A)
 Sold.......................................................   $   568,000      $   825,500
 Issued as reinvestment of dividends........................            --               --
 Redeemed...................................................      (718,000)        (898,500)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $  (150,000)     $   (73,000)
                                                               ===========      ===========
DAILY CLASS SHARES:
 Sold.......................................................   $   804,886      $   622,157
 Issued as reinvestment of dividends........................         1,737            3,827
 Redeemed...................................................      (728,181)        (736,526)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $    78,442      $  (110,542)
                                                               ===========      ===========
SERVICE CLASS SHARES:(A)
 Sold.......................................................   $    17,000      $   140,500
 Issued as reinvestment of dividends........................            --               --
 Redeemed...................................................       (31,000)        (141,500)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $   (14,000)     $    (1,000)
                                                               ===========      ===========
INVESTOR B SHARES:
 Sold.......................................................   $         2      $        49
 Issued as reinvestment of dividends........................            --**             --
 Redeemed...................................................           (13)             (61)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $       (11)     $       (12)
                                                               ===========      ===========
INVESTOR C SHARES:
 Sold.......................................................   $        --      $     2,548
 Issued as reinvestment of dividends........................            --**             --
 Redeemed...................................................           (23)            (118)
                                                               -----------      -----------
 Net increase/(decrease)....................................   $       (23)     $     2,430
                                                               ===========      ===========
Total net increase/(decrease)...............................   $ 1,078,199      $ 1,116,378
                                                               ===========      ===========

---------------

 *Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

 **
  Amount represents less than 500 shares and/or $500, as applicable.

(a)
  Municipal Reserves Market Class and Service Class Shares were fully redeemed on September 25, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS MONEY MARKET FUNDS

                                                                    TAX-EXEMPT RESERVES
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 2004    MARCH 31, 2003
                                                              --------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:+
 Sold.......................................................   $ 4,204,304       $   2,076,101
 Issued as reinvestment of dividends........................         1,547                 403
 Redeemed...................................................    (3,938,887)         (1,801,413)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $   266,964       $     275,091
                                                               ===========       =============
INSTITUTIONAL CLASS SHARES:+
 Sold.......................................................   $   389,439       $      82,120
 Issued as reinvestment of dividends........................           535                 187
 Redeemed...................................................      (344,809)            (58,960)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $    45,165       $      23,347
                                                               ===========       =============
PRIMARY A SHARES (NATIONS TAX EXEMPT FUND):##
 Sold.......................................................   $        --       $     370,249
 Issued as reinvestment of dividends........................            --                  67
 Redeemed...................................................            --          (2,976,349)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $        --       $  (2,606,033)
                                                               ===========       =============
PRIMARY B SHARES (NATIONS TAX EXEMPT FUND):#
 Sold.......................................................   $        --       $          --**
 Issued as reinvestment of dividends........................            --                  --
 Redeemed...................................................            --              (2,003)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $        --       $      (2,003)
                                                               ===========       =============
TRUST CLASS SHARES:
 Sold.......................................................   $ 1,857,824       $   2,177,356
 Issued in exchange for Primary A Shares of Nations Tax
   Exempt Fund (see Note 8).................................            --           2,447,895
 Issued as reinvestment of dividends........................           195                 336
 Redeemed...................................................    (2,241,101)         (2,214,128)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $  (383,082)      $   2,411,459
                                                               ===========       =============
LIQUIDITY CLASS SHARES:+
 Sold.......................................................   $    45,661       $      10,198
 Issued as reinvestment of dividends........................            55                   6
 Redeemed...................................................       (41,842)             (8,286)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $     3,874       $       1,918
                                                               ===========       =============
ADVISER CLASS SHARES:+
 Sold.......................................................   $    22,778       $      28,394
 Issued as reinvestment of dividends........................            53                  48
 Redeemed...................................................       (22,228)            (18,781)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $       603       $       9,661
                                                               ===========       =============
INVESTOR CLASS SHARES:
 Sold.......................................................   $    65,026       $     194,049
 Issued in exchange for Primary B Shares of Nations Tax
   Exempt Fund (see Note 8).................................            --                  --**
 Issued in exchange for Investor B Shares of Nations Tax
   Exempt Fund (see Note 8).................................            --             167,580
 Issued in exchange for Investor C Shares of Nations Tax
   Exempt Fund (see Note 8).................................            --                 257
 Issued as reinvestment of dividends........................           338                 970
 Redeemed...................................................      (181,489)           (224,582)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $  (116,125)      $     138,274
                                                               ===========       =============
DAILY CLASS SHARES:
 Sold.......................................................   $    84,813       $     144,428
 Issued as reinvestment of dividends........................           150                 513
 Redeemed...................................................       (99,640)           (176,600)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $   (14,677)      $     (31,659)
                                                               ===========       =============
INVESTOR A SHARES:
 Sold.......................................................   $   259,664       $     309,872
 Issued as reinvestment of dividends........................           329                 713
 Redeemed...................................................      (296,331)           (303,552)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $   (36,338)      $       7,033
                                                               ===========       =============
INVESTOR B SHARES (NATIONS TAX EXEMPT FUND):#
 Sold.......................................................   $        --       $      26,712
 Issued as reinvestment of dividends........................            --                 202
 Redeemed...................................................            --            (237,295)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $        --       $    (210,381)
                                                               ===========       =============
INVESTOR C SHARES (NATIONS TAX EXEMPT FUND):#
 Sold.......................................................   $        --       $          --
 Issued as reinvestment of dividends........................            --                  --**
 Redeemed...................................................            --                (257)
                                                               -----------       -------------
 Net increase/(decrease)....................................   $        --       $        (257)
                                                               ===========       =============
Total net increase/(decrease)...............................   $  (233,616)      $      16,450
                                                               ===========       =============

---------------

 *Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

 **
  Amount represents less than 500 shares and/or $500, as applicable.

 +Tax-Exempt Reserves' Capital Class, Institutional Class, Adviser Class and
  Liquidity Class Shares commenced operations on June 13, 2002, June 18, 2002, August 9, 2002 and September 3, 2002, respectively.

 #Primary B, Investor B and Investor C Shares converted to Investor Class Shares on May 10, 2002.

##Primary A Shares converted to Trust Class Shares on May 10, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

                                                              CALIFORNIA TAX-EXEMPT RESERVES
                                                              -------------------------------
                                                                YEAR ENDED       YEAR ENDED
                                                              MARCH 31, 2004   MARCH 31, 2003
                                                              -------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................    $ 542,456        $ 665,516
 Issued as reinvestment of dividends........................        1,181            2,018
 Redeemed...................................................     (546,580)        (597,314)
                                                                ---------        ---------
 Net increase/(decrease)....................................    $  (2,943)       $  70,220
                                                                =========        =========
INSTITUTIONAL CLASS SHARES:
 Sold.......................................................    $ 270,301        $  70,198
 Issued as reinvestment of dividends........................          370               40
 Redeemed...................................................     (145,677)         (68,701)
                                                                ---------        ---------
 Net increase/(decrease)....................................    $ 124,994        $   1,537
                                                                =========        =========
TRUST CLASS SHARES:
 Sold.......................................................    $ 560,525        $ 750,600
 Issued as reinvestment of dividends........................          240              397
 Redeemed...................................................     (701,793)        (676,642)
                                                                ---------        ---------
 Net increase/(decrease)....................................    $(141,028)       $  74,355
                                                                =========        =========
LIQUIDITY CLASS SHARES:
 Sold.......................................................    $  15,069        $  12,801
 Issued as reinvestment of dividends........................           15               25
 Redeemed...................................................      (16,987)         (10,977)
                                                                ---------        ---------
 Net increase/(decrease)....................................    $  (1,903)       $   1,849
                                                                =========        =========
ADVISER CLASS SHARES:
 Sold.......................................................    $ 903,192        $ 873,100
 Issued as reinvestment of dividends........................        2,577            3,742
 Redeemed...................................................     (932,106)        (672,981)
                                                                ---------        ---------
 Net increase/(decrease)....................................    $ (26,337)       $ 203,861
                                                                =========        =========
INVESTOR CLASS SHARES:
 Sold.......................................................    $ 886,161        $ 904,283
 Issued as reinvestment of dividends........................        1,645            2,945
 Redeemed...................................................     (878,569)        (787,752)
                                                                ---------        ---------
 Net increase/(decrease)....................................    $   9,237        $ 119,476
                                                                =========        =========
DAILY CLASS SHARES:
 Sold.......................................................    $ 825,579        $ 612,748
 Issued as reinvestment of dividends........................        2,039            4,478
 Redeemed...................................................     (892,935)        (639,110)
                                                                ---------        ---------
 Net increase/(decrease)....................................    $ (65,317)       $ (21,884)
                                                                =========        =========
INVESTOR B SHARES:
 Sold.......................................................    $      --        $       7
 Issued as reinvestment of dividends........................           --**             --**
 Redeemed...................................................           --               --**
                                                                ---------        ---------
 Net increase/(decrease)....................................    $      --        $       7
                                                                =========        =========
INVESTOR C SHARES:+
 Sold.......................................................    $     225        $      --
 Issued as reinvestment of dividends........................           --**             --
 Redeemed...................................................          (26)              --
                                                                ---------        ---------
 Net increase/(decrease)....................................    $     199        $      --
                                                                =========        =========
Total net increase/(decrease)...............................    $(103,098)       $ 449,421
                                                                =========        =========

---------------

 *Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

 **
  Amount represents less than 500 shares and/or $500, as applicable.

 +California Tax-Exempt Reserves' Investor C Shares commenced operations on
  August 1, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS MONEY MARKET FUNDS

                                                               NEW YORK TAX-EXEMPT RESERVES
                                                              -------------------------------
                                                                YEAR ENDED       YEAR ENDED
                                                              MARCH 31, 2004   MARCH 31, 2003
                                                              -------------------------------
(IN THOUSANDS)
CAPITAL CLASS SHARES:
 Sold.......................................................     $  6,834         $ 23,193
 Issued as reinvestment of dividends........................           35              247
 Redeemed...................................................      (14,491)         (33,972)
                                                                 --------         --------
 Net increase/(decrease)....................................     $ (7,622)        $(10,532)
                                                                 ========         ========
INSTITUTIONAL CLASS SHARES:(A)(B)
 Sold.......................................................     $113,732         $     --
 Issued as reinvestment of dividends........................          191               --**
 Redeemed...................................................      (65,707)              (1)
                                                                 --------         --------
 Net increase/(decrease)....................................     $ 48,216         $     (1)
                                                                 ========         ========
TRUST CLASS SHARES:
 Sold.......................................................     $ 39,913         $ 91,549
 Issued as reinvestment of dividends........................           --               (1)
 Redeemed...................................................      (41,004)         (75,356)
                                                                 --------         --------
 Net increase/(decrease)....................................     $ (1,091)        $ 16,192
                                                                 ========         ========
LIQUIDITY CLASS SHARES:(A)
 Sold.......................................................     $     --         $     --
 Issued as reinvestment of dividends........................           --               --**
 Redeemed...................................................           --               (1)
                                                                 --------         --------
 Net increase/(decrease)....................................     $     --         $     (1)
                                                                 ========         ========
ADVISER CLASS SHARES:(A)(B)(C)
 Sold.......................................................     $  6,271         $     --
 Issued as reinvestment of dividends........................            8               --**
 Redeemed...................................................       (6,279)              (1)
                                                                 --------         --------
 Net increase/(decrease)....................................     $     --         $     (1)
                                                                 ========         ========
INVESTOR CLASS SHARES:(A)
 Sold.......................................................     $     --         $     --
 Issued as reinvestment of dividends........................           --               --
 Redeemed...................................................           --               (1)
                                                                 --------         --------
 Net increase/(decrease)....................................     $     --         $     (1)
                                                                 ========         ========
MARKET CLASS SHARES:(A)(B)
 Sold.......................................................     $ 39,326         $     --
 Issued as reinvestment of dividends........................           33               --**
 Redeemed...................................................      (26,391)              (1)
                                                                 --------         --------
 Net increase/(decrease)....................................     $ 12,968         $     (1)
                                                                 ========         ========
DAILY CLASS SHARES:
 Sold.......................................................     $     --         $     --
 Issued as reinvestment of dividends........................           --               --**
 Redeemed...................................................           --               (1)
                                                                 --------         --------
 Net increase/(decrease)....................................     $     --         $     (1)
                                                                 ========         ========
SERVICE CLASS SHARES:(A)
 Sold.......................................................     $     --         $     --
 Issued as reinvestment of dividends........................           --               --**
 Redeemed...................................................           --               (1)
                                                                 --------         --------
 Net increase/(decrease)....................................     $     --         $     (1)
                                                                 ========         ========
INVESTOR B SHARES:(A)
 Sold.......................................................     $     --         $     --
 Issued as reinvestment of dividends........................           --               --**
 Redeemed...................................................           --               (1)
                                                                 --------         --------
 Net increase/(decrease)....................................     $     --         $     (1)
                                                                 ========         ========
INVESTOR C SHARES:(A)
 Sold.......................................................     $     --         $     --
 Issued as reinvestment of dividends........................           --               --**
 Redeemed...................................................           --               (1)
                                                                 --------         --------
 Net increase/(decrease)....................................     $     --         $     (1)
                                                                 ========         ========
Total net increase/(decrease)...............................     $ 52,471         $  5,651
                                                                 ========         ========

---------------

 *Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

 **
  Amount represents less than 500 shares and/or $500, as applicable.

(a)
  New York Tax-Exempt Reserves Institutional Class, Liquidity Class, Adviser Class, Investor Class, Market Class, Service Class, Investor B and Investor C Shares were fully redeemed on December 22, 2002.

(b)
  New York Tax-Exempt Reserves Adviser Class, Institutional Class and Market Class Shares re-commenced operations on April 14, 2003, August 25, 2003 and August 25, 2003, respectively.

(c)
  New York Tax-Exempt Reserves Adviser Class Shares were fully redeemed on August 24, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                                              NET ASSET                   DIVIDENDS
                                                                VALUE          NET         FROM NET
                                                              BEGINNING    INVESTMENT     INVESTMENT
                                                              OF PERIOD   INCOME/(LOSS)     INCOME
                                                              --------------------------------------
CASH RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0100       $(0.0100)
Year ended 3/31/2003........................................     1.00         0.0161        (0.0161)
Year ended 3/31/2002........................................     1.00         0.0320        (0.0320)
Year ended 3/31/2001........................................     1.00         0.0628        (0.0628)
Year ended 3/31/2000........................................     1.00         0.0532        (0.0532)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0096       $(0.0096)
Year ended 3/31/2003........................................     1.00         0.0158        (0.0158)
Year ended 3/31/2002........................................     1.00         0.0316        (0.0316)
Period ended 3/31/2001**....................................     1.00         0.0192        (0.0192)
TRUST CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0090       $(0.0090)
Year ended 3/31/2003........................................     1.00         0.0151        (0.0151)
Year ended 3/31/2002........................................     1.00         0.0310        (0.0310)
Year ended 3/31/2001........................................     1.00         0.0618        (0.0618)
Period ended 3/31/2000**....................................     1.00         0.0463        (0.0463)
LIQUIDITY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0085       $(0.0085)
Year ended 3/31/2003........................................     1.00         0.0146        (0.0146)
Year ended 3/31/2002........................................     1.00         0.0305        (0.0305)
Year ended 3/31/2001........................................     1.00         0.0613        (0.0613)
Year ended 3/31/2000........................................     1.00         0.0517        (0.0517)
ADVISER CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0075       $(0.0075)
Year ended 3/31/2003........................................     1.00         0.0136        (0.0136)
Year ended 3/31/2002........................................     1.00         0.0295        (0.0295)
Year ended 3/31/2001........................................     1.00         0.0603        (0.0603)
Year ended 3/31/2000........................................     1.00         0.0507        (0.0507)
INVESTOR CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0065       $(0.0065)
Year ended 3/31/2003........................................     1.00         0.0126        (0.0126)
Year ended 3/31/2002........................................     1.00         0.0285        (0.0285)
Year ended 3/31/2001........................................     1.00         0.0593        (0.0593)
Period ended 3/31/2000**....................................     1.00         0.0484        (0.0484)
MARKET CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0055       $(0.0055)
Year ended 3/31/2003........................................     1.00         0.0116        (0.0116)
Year ended 3/31/2002........................................     1.00         0.0275        (0.0275)
Year ended 3/31/2001........................................     1.00         0.0583        (0.0583)
Year ended 3/31/2000........................................     1.00         0.0487        (0.0487)
DAILY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0040       $(0.0040)
Year ended 3/31/2003........................................     1.00         0.0102        (0.0102)
Year ended 3/31/2002........................................     1.00         0.0260        (0.0260)
Year ended 3/31/2001........................................     1.00         0.0568        (0.0568)
Period ended 3/31/2000**....................................     1.00         0.0459        (0.0459)
SERVICE CLASS SHARES
Period ended 10/30/2003***..................................    $1.00        $0.0015       $(0.0015)
Year ended 3/31/2003........................................     1.00         0.0061        (0.0061)
Year ended 3/31/2002........................................     1.00         0.0220        (0.0220)
Year ended 3/31/2001........................................     1.00         0.0528        (0.0528)
Period ended 3/31/2000**....................................     1.00         0.0404        (0.0404)
INVESTOR A SHARES
Year ended 3/31/2004........................................    $1.00        $0.0055       $(0.0055)
Period ended 3/31/2003**+++.................................     1.00         0.0117        (0.0117)
INVESTOR B SHARES
Year ended 3/31/2004........................................    $1.00        $0.0025       $(0.0025)
Year ended 3/31/2003........................................     1.00         0.0053        (0.0053)
Year ended 3/31/2002........................................     1.00         0.0210        (0.0210)
Year ended 3/31/2001........................................     1.00         0.0518        (0.0518)
Period ended 3/31/2000**....................................     1.00         0.0225        (0.0225)
INVESTOR C SHARES
Year ended 3/31/2004........................................    $1.00        $0.0025       $(0.0025)
Year ended 3/31/2003........................................     1.00         0.0053        (0.0053)
Year ended 3/31/2002........................................     1.00         0.0210        (0.0210)
Year ended 3/31/2001........................................     1.00         0.0518        (0.0518)
Period ended 3/31/2000**....................................     1.00         0.0223        (0.0223)
MARSICO SHARES
Year ended 3/31/2004........................................    $1.00        $0.0065       $(0.0065)
Period ended 3/31/2003**+++.................................     1.00         0.0127        (0.0127)

---------------

 + Annualized.

 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++The total returns for the period ended March 31, 2003 reflect the historical return information for the Nations Prime Fund Investor A Shares and Marsico Shares, which were reorganized into Nations Cash Reserves Investor A Shares and Marsico Shares on May 10, 2002.

 **Cash Reserves Institutional Class, Trust Class, Investor Class, Daily Class,
   Service Class, Investor A, Investor B, Investor C Shares and Marsico Shares commenced operations on November 30, 2000, May 17, 1999, April 12, 1999, April 12, 1999, April 28, 1999, May 13, 2002, October 4, 1999, October 5,
   1999 and May 13, 2002, respectively.

 ***
   Cash Reserves Service Class Shares were fully redeemed on October 30, 2003.

 (a)
   The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c)
   The Reimbursement from Investment Adviser (see Note 9) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

 # Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS MONEY MARKET FUNDS

                                                                          WITHOUT
                                                                      WAIVERS AND/OR
                                                                          EXPENSE
                                                                      REIMBURSEMENTS
                                                       RATIO OF       ---------------
                                      RATIO OF           NET             RATIO OF
NET ASSET              NET ASSETS     OPERATING       INVESTMENT         OPERATING
  VALUE                  END OF      EXPENSES TO   INCOME/(LOSS) TO     EXPENSES TO
 END OF      TOTAL       PERIOD        AVERAGE         AVERAGE            AVERAGE
 PERIOD     RETURN++      (000)      NET ASSETS       NET ASSETS        NET ASSETS
-------------------------------------------------------------------------------------

  $1.00       1.01%    $24,767,958    0.20%(a)(c)       1.01%            0.26%(a)
   1.00       1.63      33,084,072    0.20(a)(b)        1.62             0.26(a)
   1.00       3.25      39,231,604    0.20(a)(b)        2.92             0.27(a)
   1.00       6.46      20,037,526    0.20(a)           6.22             0.27(a)
   1.00       5.46       8,642,609    0.20(a)(b)        5.37             0.29(a)

  $1.00       0.97%    $ 5,350,799    0.24%(a)(c)       0.97%            0.30%(a)
   1.00       1.59       4,541,350    0.24(a)(b)        1.58             0.30(a)
   1.00       3.21       3,257,737    0.24(a)(b)        2.88             0.31(a)
   1.00       1.90         651,116    0.24+(a)          6.18+            0.31+(a)

  $1.00       0.91%    $ 4,080,552    0.30%(a)(c)       0.91%            0.36%(a)
   1.00       1.53       5,005,841    0.30(a)(b)        1.52             0.36(a)
   1.00       3.14       2,686,258    0.30(a)(b)        2.82             0.37(a)
   1.00       6.36       2,676,204    0.30(a)           6.12             0.37(a)
   1.00       4.72       1,719,142    0.30+(a)(b)       5.27+            0.39+(a)

  $1.00       0.86%    $ 1,343,416    0.35%(a)(c)       0.86%            0.99%(a)
   1.00       1.47       1,572,140    0.35(a)(b)        1.47             1.11(a)
   1.00       3.09       1,742,687    0.35(a)(b)        2.77             1.12(a)
   1.00       6.30       1,476,883    0.35(a)           6.07             1.12(a)
   1.00       5.30       1,396,969    0.35(a)(b)        5.22             1.14(a)

  $1.00       0.76%    $12,093,316    0.45%(a)(c)       0.76%            0.51%(a)
   1.00       1.37       6,834,801    0.45(a)(b)        1.37             0.51(a)
   1.00       2.99       7,873,470    0.45(a)(b)        2.67             0.52(a)
   1.00       6.20       5,939,163    0.45(a)           5.97             0.52(a)
   1.00       5.19       4,780,346    0.45(a)(b)        5.12             0.54(a)

  $1.00       0.66%    $ 2,321,369    0.55%(a)(c)       0.66%            0.61%(a)
   1.00       1.27       3,621,418    0.55(a)(b)        1.27             0.61(a)
   1.00       2.89       4,966,158    0.55(a)(b)        2.57             0.62(a)
   1.00       6.09       7,585,825    0.55(a)           5.87             0.62(a)
   1.00       4.94       7,068,117    0.55+(a)(b)       5.02+            0.64+(a)

  $1.00       0.55%    $        32    0.65%(a)(c)       0.56%            0.71%(a)
   1.00       1.17       3,774,034    0.65(a)(b)        1.17             0.71(a)
   1.00       2.78       3,844,641    0.65(a)(b)        2.47             0.72(a)
   1.00       5.99       3,342,882    0.65(a)           5.77             0.72(a)
   1.00       4.98       2,779,002    0.65(a)(b)        4.92             0.74(a)

  $1.00       0.40%    $ 8,746,651    0.80%(a)(c)       0.41%            0.86%(a)
   1.00       1.02      11,635,944    0.80(a)(b)        1.02             0.86(a)
   1.00       2.63      14,018,697    0.80(a)(b)        2.32             0.87(a)
   1.00       5.83      14,589,888    0.80(a)           5.62             0.87(a)
   1.00       4.69       9,753,000    0.80+(a)(b)       4.77+            0.89+(a)

  $1.00       0.15%    $        --#   1.01%+(a)(c)      0.20%+           1.27%+(a)
   1.00       0.62         761,802    1.20(a)(b)        0.62             1.26(a)
   1.00       2.22       1,037,281    1.20(a)(b)        1.92             1.27(a)
   1.00       5.41         913,512    1.20(a)           5.22             1.27(a)
   1.00       4.11         512,318    1.20+(a)(b)       4.37+            1.29+(a)

  $1.00       0.56%    $   285,257    0.65%(a)(c)       0.56%            0.71%(a)
   1.00       1.18         378,382    0.65+(a)(b)       1.17+            0.71+(a)

  $1.00       0.25%    $    30,554    0.97%(a)(c)       0.24%            1.36%(a)
   1.00       0.54          54,493    1.28(a)(b)        0.54             1.36(a)
   1.00       2.12          37,408    1.30(a)(b)        1.82             1.37(a)
   1.00       5.30          27,360    1.30(a)           5.12             1.37(a)
   1.00       2.28           8,828    1.30+(a)(b)       4.27+            1.39+(a)

  $1.00       0.25%    $     1,508    0.98%(a)(c)       0.23%            1.36%(a)
   1.00       0.54           4,811    1.28(a)(b)        0.54             1.36(a)
   1.00       2.12           1,357    1.30(a)(b)        1.82             1.37(a)
   1.00       5.30           1,717    1.30(a)           5.12             1.37(a)
   1.00       2.25             345    1.30+(a)(b)       4.27+            1.39+(a)

  $1.00       0.66%    $    13,944    0.55%(a)(c)       0.66%            0.61%(a)
   1.00       1.28          20,755    0.55+(a)(b)       1.27+            0.61+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                              NET ASSET                   DIVIDENDS
                                                                VALUE          NET         FROM NET
                                                              BEGINNING    INVESTMENT     INVESTMENT
                                                              OF PERIOD   INCOME/(LOSS)     INCOME
                                                              --------------------------------------
MONEY MARKET RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0098       $(0.0098)
Year ended 3/31/2003........................................     1.00         0.0155        (0.0155)
Year ended 3/31/2002........................................     1.00         0.0311        (0.0311)
Year ended 3/31/2001........................................     1.00         0.0625        (0.0625)
Year ended 3/31/2000........................................     1.00         0.0535        (0.0535)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0094       $(0.0094)
Year ended 3/31/2003........................................     1.00         0.0151        (0.0151)
Year ended 3/31/2002........................................     1.00         0.0307        (0.0307)
Period ended 3/31/2001***...................................     1.00         0.0221        (0.0221)
TRUST CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0088       $(0.0088)
Year ended 3/31/2003........................................     1.00         0.0145        (0.0145)
Year ended 3/31/2002........................................     1.00         0.0301        (0.0301)
Year ended 3/31/2001........................................     1.00         0.0615        (0.0615)
Period ended 3/31/2000***...................................     1.00         0.0016        (0.0016)
LIQUIDITY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0083       $(0.0083)
Year ended 3/31/2003........................................     1.00         0.0139        (0.0139)
Year ended 3/31/2002........................................     1.00         0.0296        (0.0296)
Year ended 3/31/2001........................................     1.00         0.0610        (0.0610)
Year ended 3/31/2000........................................     1.00         0.0520        (0.0520)
ADVISER CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0073       $(0.0073)
Year ended 3/31/2003........................................     1.00         0.0129        (0.0129)
Year ended 3/31/2002........................................     1.00         0.0286        (0.0286)
Year ended 3/31/2001........................................     1.00         0.0600        (0.0600)
Year ended 3/31/2000........................................     1.00         0.0548        (0.0548)
INVESTOR CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0063       $(0.0063)
Year ended 3/31/2003........................................     1.00         0.0119        (0.0119)
Year ended 3/31/2002........................................     1.00         0.0276        (0.0276)
Year ended 3/31/2001........................................     1.00         0.0501        (0.0501)
Period ended 3/31/2000***...................................     1.00         0.0043        (0.0043)
MARKET CLASS SHARES
Period ended 9/25/2003****..................................    $1.00        $0.0028       $(0.0028)
Year ended 3/31/2003........................................     1.00         0.0109        (0.0109)
Year ended 3/31/2002........................................     1.00         0.0266        (0.0266)
Year ended 3/31/2001........................................     1.00         0.0580        (0.0580)
Year ended 3/31/2000........................................     1.00         0.0490        (0.0490)
DAILY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0038       $(0.0038)
Year ended 3/31/2003........................................     1.00         0.0095        (0.0095)
Year ended 3/31/2002........................................     1.00         0.0251        (0.0251)
Year ended 3/31/2001........................................     1.00         0.0565        (0.0565)
Period ended 3/31/2000***...................................     1.00         0.0346        (0.0346)
SERVICE CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0025       $(0.0025)
Year ended 3/31/2003........................................     1.00         0.0056        (0.0056)
Year ended 3/31/2002........................................     1.00         0.0211        (0.0211)
Year ended 3/31/2001........................................     1.00         0.0525        (0.0525)
Period ended 3/31/2000***...................................     1.00         0.0386        (0.0386)
INVESTOR B SHARES
Year ended 3/31/2004........................................    $1.00        $0.0025       $(0.0025)
Year ended 3/31/2003........................................     1.00         0.0049        (0.0049)
Year ended 3/31/2002........................................     1.00         0.0201        (0.0201)
Year ended 3/31/2001........................................     1.00         0.0515        (0.0515)
Period ended 3/31/2000***...................................     1.00         0.0227        (0.0227)
INVESTOR C SHARES
Year ended 3/31/2004........................................    $1.00        $0.0025       $(0.0025)
Year ended 3/31/2003........................................     1.00         0.0049        (0.0049)
Year ended 3/31/2002........................................     1.00         0.0201        (0.0201)
Year ended 3/31/2001........................................     1.00         0.0208        (0.0208)
Period ended 3/31/2000***...................................     1.00         0.0112        (0.0112)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 ***Money Market Reserves Institutional Class, Trust Class, Liquidity Class,
    Adviser Class, Investor Class, Market Class, Daily Class, Service Class, Investor B and Investor C Shares commenced operations on November 17, 2000, March 22, 2000, August 7, 1998, July 2, 1998, March 3, 2000, October 9,
    1998, July 21, 1999, May 18, 1999, October 5, 1999 and January 6, 2000,
    respectively.

 ****
    Money Market Reserves Market Class Shares were fully redeemed on September 25, 2003.

  # Amount represents less than $500.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS MONEY MARKET FUNDS

                                                                      WITHOUT WAIVERS
                                                                      AND/OR EXPENSE
                                                                      REIMBURSEMENTS
                                                                      ---------------
                                        RATIO OF       RATIO OF          RATIO OF
NET ASSET                NET ASSETS     OPERATING   NET INVESTMENT       OPERATING
  VALUE                    END OF      EXPENSES TO  INCOME/(LOSS)       EXPENSES TO
 END OF       TOTAL        PERIOD      AVERAGE NET    TO AVERAGE        AVERAGE NET
 PERIOD      RETURN++       (000)        ASSETS       NET ASSETS          ASSETS
-------------------------------------------------------------------------------------

  $1.00        0.98%     $ 9,064,090      0.20%(a)      0.98%              0.26%(a)
   1.00        1.56       10,092,837    0.20(a)(b)      1.54               0.26(a)
   1.00        3.16       11,084,336      0.20(a)       2.85               0.28(a)
   1.00        6.43        6,103,253    0.20(a)(b)      6.19               0.27(a)
   1.00        5.48        4,064,349    0.20(a)(b)      5.64               0.33(a)
  $1.00        0.94%     $   937,474      0.24%(a)      0.94%              0.30%(a)
   1.00        1.52          721,023    0.24(a)(b)      1.50               0.30(a)
   1.00        3.12          535,650      0.24(a)       2.81               0.32(a)
   1.00        2.23          574,968   0.24+(a)(b)      6.15+              0.31+(a)
  $1.00        0.88%     $     9,344      0.30%(a)      0.88%              0.36%(a)
   1.00        1.46           60,342    0.30(a)(b)      1.44               0.36(a)
   1.00        3.05        1,311,771      0.30(a)       2.75               0.38(a)
   1.00        6.33           67,422    0.30(a)(b)      6.09               0.37(a)
   1.00        0.16               38   0.30+(a)(b)      5.54+              0.43+(a)
  $1.00        0.83%     $   437,371      0.35%(a)      0.83%              1.00%(a)
   1.00        1.41          497,339    0.35(a)(b)      1.39               1.11(a)
   1.00        3.00          566,000      0.35(a)       2.70               1.13(a)
   1.00        6.27        1,085,231    0.35(a)(b)      6.04               1.12(a)
   1.00        5.32          946,156    0.35(a)(b)      5.49               1.18(a)
  $1.00        0.73%     $ 1,791,613      0.45%(a)      0.73%              0.51%(a)
   1.00        1.31          640,364    0.45(a)(b)      1.29               0.51(a)
   1.00        2.90          967,747      0.45(a)       2.60               0.53(a)
   1.00        6.17          622,177    0.45(a)(b)      5.94               0.52(a)
   1.00        5.62          553,728    0.45(a)(b)      5.39               0.58(a)
  $1.00        0.63%     $    89,996      0.55%(a)      0.63%              0.61%(a)
   1.00        1.21           61,153    0.55(a)(b)      1.19               0.61(a)
   1.00        2.80           44,170      0.55(a)       2.50               0.63(a)
   1.00        5.12           90,380    0.55(a)(b)      5.84               0.62(a)
   1.00        0.43                1   0.55+(a)(b)      5.29+              0.68+(a)
  $1.00        0.28%     $        --#    0.65%+(a)      0.53%+             0.72%+(a)
   1.00        1.11        1,235,160    0.65(a)(b)      1.09               0.71(a)
   1.00        2.69        1,422,125      0.65(a)       2.40               0.73(a)
   1.00        5.96        1,292,998    0.65(a)(b)      5.74               0.72(a)
   1.00        5.01        1,021,002    0.65(a)(b)      5.19               0.78(a)
  $1.00        0.38%     $     3,778      0.80%(a)      0.38%              0.86%(a)
   1.00        0.95            4,756    0.80(a)(b)      0.94               0.86(a)
   1.00        2.54            4,501      0.80(a)       2.25               0.88(a)
   1.00        5.80            7,561    0.80(a)(b)      5.59               0.87(a)
   1.00        3.51            4,525   0.80+(a)(b)      5.04+              0.93+(a)
  $1.00        0.25%     $    75,965      0.95%(a)      0.23%              1.22%(a)
   1.00        0.56          118,713    1.19(a)(b)      0.55               1.26(a)
   1.00        2.13          139,024      1.20(a)       1.85               1.28(a)
   1.00        5.38          203,160    1.20(a)(b)      5.19               1.27(a)
   1.00        3.93           80,500   1.20+(a)(b)      4.64+              1.33+(a)
  $1.00        0.25%     $     8,955      0.94%(a)      0.24%              1.36%(a)
   1.00        0.49           15,512    1.26(a)(b)      0.48               1.36(a)
   1.00        2.03            9,407      1.30(a)       1.75               1.38(a)
   1.00        5.27            6,907    1.30(a)(b)      5.09               1.37(a)
   1.00        2.29            1,940   1.30+(a)(b)      4.54+              1.43+(a)
  $1.00        0.25%     $       754      0.93%(a)      0.25%              1.36%(a)
   1.00        0.49            1,072    1.27(a)(b)      0.47               1.36(a)
   1.00        2.03              408      1.30(a)       1.75               1.38(a)
   1.00        2.08              340    1.30(a)(b)      5.09               1.37(a)
   1.00        1.12               19   1.30+(a)(b)      4.54+              1.43+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                              NET ASSET                   DIVIDENDS
                                                                VALUE          NET         FROM NET
                                                              BEGINNING    INVESTMENT     INVESTMENT
                                                              OF PERIOD   INCOME/(LOSS)     INCOME
                                                              --------------------------------------
TREASURY RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0093       $(0.0093)
Year ended 3/31/2003........................................     1.00         0.0150        (0.0150)
Year ended 3/31/2002........................................     1.00         0.0302        (0.0302)
Year ended 3/31/2001........................................     1.00         0.0603        (0.0603)
Year ended 3/31/2000........................................     1.00         0.0504        (0.0504)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0089       $(0.0089)
Year ended 3/31/2003........................................     1.00         0.0146        (0.0146)
Year ended 3/31/2002........................................     1.00         0.0298        (0.0298)
Period ended 3/31/2001**....................................     1.00         0.0206        (0.0206)
TRUST CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0083       $(0.0083)
Year ended 3/31/2003........................................     1.00         0.0140        (0.0140)
Year ended 3/31/2002........................................     1.00         0.0292        (0.0292)
Year ended 3/31/2001........................................     1.00         0.0593        (0.0593)
Period ended 3/31/2000**....................................     1.00         0.0436        (0.0436)
LIQUIDITY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0078       $(0.0078)
Year ended 3/31/2003........................................     1.00         0.0136        (0.0136)
Year ended 3/31/2002........................................     1.00         0.0287        (0.0287)
Year ended 3/31/2001........................................     1.00         0.0588        (0.0588)
Year ended 3/31/2000........................................     1.00         0.0489        (0.0489)
ADVISER CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0068       $(0.0068)
Year ended 3/31/2003........................................     1.00         0.0126        (0.0126)
Year ended 3/31/2002........................................     1.00         0.0277        (0.0277)
Year ended 3/31/2001........................................     1.00         0.0578        (0.0578)
Year ended 3/31/2000........................................     1.00         0.0479        (0.0479)
INVESTOR CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0058       $(0.0058)
Year ended 3/31/2003........................................     1.00         0.0116        (0.0116)
Year ended 3/31/2002........................................     1.00         0.0267        (0.0267)
Year ended 3/31/2001........................................     1.00         0.0568        (0.0568)
Period ended 3/31/2000**....................................     1.00         0.0455        (0.0455)
MARKET CLASS SHARES
Period ended 9/25/2003***...................................    $1.00        $0.0027       $(0.0027)
Year ended 3/31/2003........................................     1.00         0.0106        (0.0106)
Year ended 3/31/2002........................................     1.00         0.0257        (0.0257)
Year ended 3/31/2001........................................     1.00         0.0557        (0.0557)
Year ended 3/31/2000........................................     1.00         0.0459        (0.0459)
DAILY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0033       $(0.0033)
Year ended 3/31/2003........................................     1.00         0.0090        (0.0090)
Year ended 3/31/2002........................................     1.00         0.0242        (0.0242)
Year ended 3/31/2001........................................     1.00         0.0543        (0.0543)
Period ended 3/31/2000**....................................     1.00         0.0431        (0.0431)
SERVICE CLASS SHARES
Period ended 10/30/2003***..................................    $1.00        $0.0015       $(0.0015)
Year ended 3/31/2003........................................     1.00         0.0051        (0.0051)
Year ended 3/31/2002........................................     1.00         0.0202        (0.0202)
Year ended 3/31/2001........................................     1.00         0.0503        (0.0503)
Period ended 3/31/2000**....................................     1.00         0.0358        (0.0358)
INVESTOR A SHARES
Year ended 3/31/2004........................................    $1.00        $0.0048       $(0.0048)
Period ended 3/31/2003**+++.................................     1.00         0.0107         0.0107)
INVESTOR B SHARES
Year ended 3/31/2004........................................    $1.00        $0.0025       $(0.0025)
Year ended 3/31/2003........................................     1.00         0.0047        (0.0047)
Year ended 3/31/2002........................................     1.00         0.0192        (0.0192)
Year ended 3/31/2001........................................     1.00         0.0493        (0.0493)
Period ended 3/31/2000**....................................     1.00         0.0192        (0.0192)
INVESTOR C SHARES
Period ended 7/23/2003***...................................    $1.00        $0.0008       $(0.0008)
Period ended 3/31/2003**....................................     1.00         0.0017        (0.0017)

---------------

 + Annualized.

 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++The total return for the period ended March 31, 2003 reflect the historical return information for the Nations Treasury Fund Investor A Shares, which were reorganized into Nations Treasury Reserves Investor A Shares on May 10, 2002.

 **Treasury Reserves Institutional Class, Trust Class, Investor Class, Daily
   Class, Service Class, Investor A Shares, Investor B Shares and Investor C Shares commenced operations on November 21, 2000, May 17, 1999, April 12, 1999, April 12, 1999, May 17, 1999, May 13, 2002, October 15, 1999 and July
   16, 2002, respectively.

 ***
   Treasury Reserves Market Class Shares, Service Class Shares and Investor C Shares were fully redeemed on September 25, 2003, October 30, 2003, and July 23, 2003, respectively.

 # Amount represents less than $500.

 (a)
   The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS MONEY MARKET FUNDS

                                                                         WITHOUT
                                                                     WAIVERS AND/OR
                                                                         EXPENSE
                                                                     REIMBURSEMENTS
                                                      RATIO OF       ---------------
                                     RATIO OF           NET             RATIO OF
NET ASSET              NET ASSETS    OPERATING       INVESTMENT         OPERATING
  VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO     EXPENSES TO
 END OF      TOTAL       PERIOD       AVERAGE         AVERAGE            AVERAGE
 PERIOD     RETURN++     (000)      NET ASSETS       NET ASSETS        NET ASSETS
------------------------------------------------------------------------------------

  $1.00       0.94%    $2,120,480   0.20%(a)            0.94%           0.26%(a)
   1.00       1.51      2,560,626   0.20(a)             1.52            0.26(a)
   1.00       3.06      3,715,126   0.20(a)             2.81            0.27(a)
   1.00       6.20      1,900,312   0.20(a)(b)          5.99            0.27(a)
   1.00       5.15      1,026,684   0.20(a)(b)          5.06            0.28(a)

  $1.00       0.90%    $  498,188   0.24%(a)            0.90%           0.30%(a)
   1.00       1.47        538,719   0.24(a)             1.48            0.30(a)
   1.00       3.02        383,265   0.24(a)             2.77            0.31(a)
   1.00       2.08         29,572   0.24+(a)(b)         5.95+           0.31+(a)

  $1.00       0.84%    $  808,567   0.30%(a)            0.84%           0.36%(a)
   1.00       1.41        908,826   0.30(a)             1.42            0.36(a)
   1.00       2.96        399,582   0.30(a)             2.71            0.37(a)
   1.00       6.09        315,854   0.30(a)(b)          5.89            0.37(a)
   1.00       4.45        506,339   0.30+(a)(b)         4.96+           0.38+(a)

  $1.00       0.79%    $  347,723   0.35%(a)            0.79%           1.03%(a)
   1.00       1.36        384,984   0.35(a)             1.37            1.16(a)
   1.00       2.90        370,139   0.35(a)             2.66            1.17(a)
   1.00       6.04        348,850   0.35(a)(b)          5.84            1.17(a)
   1.00       5.00        364,761   0.35(a)(b)          4.91            1.18(a)

  $1.00       0.68%    $4,019,140   0.45%(a)            0.69%           0.51%(a)
   1.00       1.26      2,723,279   0.45(a)             1.27            0.51(a)
   1.00       2.80      2,568,691   0.45(a)             2.56            0.52(a)
   1.00       5.93      1,918,597   0.45(a)(b)          5.74            0.52(a)
   1.00       4.89      1,460,966   0.45(a)(b)          4.81            0.53(a)

  $1.00       0.58%    $  450,784   0.55%(a)            0.59%           0.61%(a)
   1.00       1.16        673,332   0.55(a)             1.17            0.61(a)
   1.00       2.70        688,990   0.55(a)             2.46            0.62(a)
   1.00       5.83        700,202   0.55(a)(b)          5.64            0.62(a)
   1.00       4.65        573,261   0.55+(a)(b)         4.71+           0.63+(a)

  $1.00       0.27%    $       --#  0.65%+(a)           0.49%+          0.72%+(a)
   1.00       1.06      1,334,965   0.65(a)             1.07            0.71(a)
   1.00       2.60      1,381,945   0.65(a)             2.36            0.72(a)
   1.00       5.72      1,369,949   0.65(a)(b)          5.54            0.72(a)
   1.00       4.68      1,511,932   0.65(a)(b)          4.61            0.73(a)

  $1.00       0.33%    $  291,341   0.80%(a)            0.34%           0.86%(a)
   1.00       0.91      1,159,050   0.80(a)             0.92            0.86(a)
   1.00       2.44      1,301,678   0.80(a)             2.21            0.87(a)
   1.00       5.56        981,837   0.80(a)(b)          5.39            0.87(a)
   1.00       4.40        847,775   0.80+(a)(b)         4.46+           0.88+(a)

  $1.00       0.15%    $       --#  0.95%+(a)           0.19%+          1.26%+(a)
   1.00       0.52        292,215   1.19(a)             0.53            1.26(a)
   1.00       2.04        330,420   1.20(a)             1.81            1.27(a)
   1.00       5.14        343,240   1.20(a)(b)          4.99            1.27(a)
   1.00       3.63        244,035   1.20+(a)(b)         4.06+           1.28+(a)

  $1.00       0.48%    $  702,673   0.65%(a)            0.49%           0.71%(a)
   1.00       1.07        850,729   0.65+(a)            1.07+           0.71+(a)

  $1.00       0.25%    $      359   0.90%(a)            0.24%           1.36%(a)
   1.00       0.47            535   1.22(a)             0.50            1.36(a)
   1.00       1.93            180   1.30(a)             1.71            1.37(a)
   1.00       5.04            237   1.30(a)(b)          4.89            1.37(a)
   1.00       1.94             80   1.30+(a)(b)         3.96+           1.38+(a)

  $1.00       0.08%    $       --#  1.05%+(a)           0.09%+          1.37%+(a)
   1.00       0.15              5   1.26+(a)            0.46+           1.36+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                              NET ASSET                   DIVIDENDS
                                                                VALUE          NET         FROM NET
                                                              BEGINNING    INVESTMENT     INVESTMENT
                                                              OF PERIOD   INCOME/(LOSS)     INCOME
                                                              --------------------------------------
GOVERNMENT RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0095       $(0.0095)
Year ended 3/31/2003........................................     1.00         0.0151        (0.0151)
Year ended 3/31/2002........................................     1.00         0.0303        (0.0303)
Year ended 3/31/2001........................................     1.00         0.0615        (0.0615)
Year ended 3/31/2000........................................     1.00         0.0516        (0.0516)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0091       $(0.0091)
Year ended 3/31/2003........................................     1.00         0.0147        (0.0147)
Year ended 3/31/2002........................................     1.00         0.0299        (0.0299)
Period ended 3/31/2001**....................................     1.00         0.0210        (0.0210)
TRUST CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0085       $(0.0085)
Year ended 3/31/2003........................................     1.00         0.0141        (0.0141)
Year ended 3/31/2002........................................     1.00         0.0293        (0.0293)
Year ended 3/31/2001........................................     1.00         0.0605        (0.0605)
Period ended 3/31/2000**....................................     1.00         0.0448        (0.0448)
LIQUIDITY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0080       $(0.0080)
Year ended 3/31/2003........................................     1.00         0.0136        (0.0136)
Year ended 3/31/2002........................................     1.00         0.0286        (0.0286)
Year ended 3/31/2001........................................     1.00         0.0600        (0.0600)
Year ended 3/31/2000........................................     1.00         0.0501        (0.0501)
ADVISER CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0070       $(0.0070)
Year ended 3/31/2003........................................     1.00         0.0126        (0.0126)
Year ended 3/31/2002........................................     1.00         0.0278        (0.0278)
Year ended 3/31/2001........................................     1.00         0.0590        (0.0590)
Year ended 3/31/2000........................................     1.00         0.0491        (0.0491)
INVESTOR CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0060       $(0.0060)
Year ended 3/31/2003........................................     1.00         0.0116        (0.0116)
Year ended 3/31/2002........................................     1.00         0.0268        (0.0268)
Year ended 3/31/2001........................................     1.00         0.0580        (0.0580)
Period ended 3/31/2000**....................................     1.00         0.0467        (0.0467)
MARKET CLASS SHARES
Period ended 9/25/2003***...................................    $1.00        $0.0028       $(0.0028)
Year ended 3/31/2003........................................     1.00         0.0106        (0.0106)
Year ended 3/31/2002........................................     1.00         0.0258        (0.0258)
Year ended 3/31/2001........................................     1.00         0.0570        (0.0570)
Year ended 3/31/2000........................................     1.00         0.0471        (0.0471)
DAILY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0035       $(0.0035)
Year ended 3/31/2003........................................     1.00         0.0091        (0.0091)
Year ended 3/31/2002........................................     1.00         0.0243        (0.0243)
Year ended 3/31/2001........................................     1.00         0.0554        (0.0554)
Period ended 3/31/2000**....................................     1.00         0.0443        (0.0443)
SERVICE CLASS SHARES
Period ended 9/25/2003***...................................    $1.00        $0.0012       $(0.0012)
Year ended 3/31/2003........................................     1.00         0.0052        (0.0052)
Year ended 3/31/2002........................................     1.00         0.0203        (0.0203)
Year ended 3/31/2001........................................     1.00         0.0515        (0.0515)
Period ended 3/31/2000**....................................     1.00         0.0348        (0.0348)
INVESTOR A SHARES
Year ended 3/31/2004........................................    $1.00        $0.0050       $(0.0050)
Period ended 3/31/2003** +++................................     1.00         0.0108        (0.0108)
INVESTOR B SHARES
Year ended 3/31/2004........................................    $1.00        $0.0025       $(0.0025)
Year ended 3/31/2003........................................     1.00         0.0045        (0.0045)
Year ended 3/31/2002........................................     1.00         0.0193        (0.0193)
Year ended 3/31/2001........................................     1.00         0.0505        (0.0505)
Period ended 3/31/2000**....................................     1.00         0.0185        (0.0185)
INVESTOR C SHARES
Period ended 1/06/2003***...................................    $1.00        $0.0037       $(0.0037)
Year ended 3/31/2002........................................     1.00         0.0193        (0.0193)
Year ended 3/31/2001........................................     1.00         0.0505        (0.0505)
Period ended 3/31/2000**....................................     1.00         0.0126        (0.0126)

---------------

 + Annualized.

 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++The total return for the period ended March 31, 2003 reflect the historical return information for the Nations Government Money Market Fund Investor A Shares, which were reorganized into Nations Government Reserves Investor A Shares on May 10, 2002.

 **Government Reserves Institutional Class, Trust Class, Investor Class, Daily
   Class, Service Class, Investor A, Investor B, and Investor C Shares commenced operations on November 21, 2000, May 17, 1999, April 12, 1999, April 12, 1999, June 8, 1999, May 13, 2002, November 2, 1999, and December 21, 1999,
   respectively.

 ***
   Government Reserves Market Class, Service Class and Investor C Shares were fully redeemed on September 25, 2003, September 25, 2003 and January 6, 2003, respectively.

 # Amount represents less than $500.

 (a)
   The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS MONEY MARKET FUNDS

                                                                      WITHOUT WAIVERS
                                                                      AND/OR EXPENSE
                                                                      REIMBURSEMENTS
                                                                      ---------------
                                        RATIO OF       RATIO OF          RATIO OF
NET ASSET                NET ASSETS     OPERATING   NET INVESTMENT       OPERATING
  VALUE                    END OF      EXPENSES TO  INCOME/(LOSS)       EXPENSES TO
 END OF       TOTAL        PERIOD      AVERAGE NET    TO AVERAGE        AVERAGE NET
 PERIOD      RETURN++       (000)        ASSETS       NET ASSETS          ASSETS
-------------------------------------------------------------------------------------

  $1.00        0.96%     $ 1,289,052      0.20%(a)       0.96%             0.26%(a)
   1.00        1.52        1,772,133      0.20(a)        1.48              0.27(a)
   1.00        3.07        1,818,554      0.20(a)        2.70              0.28(a)
   1.00        6.32          852,138    0.20(a)(b)       6.06              0.29(a)
   1.00        5.28          381,336    0.20(a)(b)       5.26              0.29(a)
  $1.00        0.92%     $   438,059      0.24%(a)       0.92%             0.30%(a)
   1.00        1.48           81,814      0.24(a)        1.44              0.31(a)
   1.00        3.03           86,551      0.24(a)        2.66              0.32(a)
   1.00        2.12          260,087      0.24+(a)       6.02+             0.33+(a)
  $1.00        0.86%     $   292,272      0.30%(a)       0.86%             0.36%(a)
   1.00        1.42          380,478      0.30(a)        1.38              0.37(a)
   1.00        2.97          289,252      0.30(a)        2.60              0.38(a)
   1.00        6.22          222,765    0.30(a)(b)       5.96              0.39 (a)
   1.00        4.57          125,504   0.30+(a)(b)       5.16+             0.39+(a)
  $1.00        0.81%     $   300,885      0.35%(a)       0.81%             0.99%(a)
   1.00        1.37          175,562      0.35(a)        1.33              1.12(a)
   1.00        2.91          164,296      0.35(a)        2.55              1.13(a)
   1.00        6.16          468,083    0.35(a)(b)       5.91              1.14(a)
   1.00        5.12          140,328    0.35(a)(b)       5.11              1.14(a)
  $1.00        0.70%     $ 1,104,735      0.45%(a)       0.71%             0.51%(a)
   1.00        1.27          586,412      0.45(a)        1.23              0.52(a)
   1.00        2.81          794,855      0.45(a)        2.45              0.53(a)
   1.00        6.06        1,190,853    0.45(a)(b)       5.81              0.54(a)
   1.00        5.02          477,205    0.45(a)(b)       5.01              0.54(a)
  $1.00        0.60%     $   792,634      0.55%(a)       0.61%             0.61%(a)
   1.00        1.17          578,548      0.55(a)        1.13              0.62(a)
   1.00        2.71        1,001,552      0.55(a)        2.35              0.63(a)
   1.00        5.95          331,555    0.55(a)(b)       5.71              0.64(a)
   1.00        4.77          111,741   0.55+(a)(b)       4.91+             0.64+(a)
  $1.00        0.28%     $        --#    0.65%+(a)       0.51%+            0.72%+(a)
   1.00        1.07          502,090      0.65(a)        1.08              0.72(a)
   1.00        2.61          561,082      0.65(a)        2.25              0.73(a)
   1.00        5.85          488,016    0.65(a)(b)       5.61              0.74(a)
   1.00        4.81          370,000    0.65(a)(b)       4.81              0.74(a)
  $1.00        0.35%     $   352,046      0.80%(a)       0.36%             0.86%(a)
   1.00        0.92          312,836      0.80(a)        0.88              0.87(a)
   1.00        2.45          317,287      0.80(a)        2.10              0.88(a)
   1.00        5.69          259,937    0.80(a)(b)       5.46              0.89(a)
   1.00        4.52          171,521   0.80+(a)(b)       4.66+             0.89+(a)
  $1.00        0.12%     $        --#    0.97%+(a)       0.19%+            1.27%+(a)
   1.00        0.52           36,006      1.19(a)        0.49              1.27(a)
   1.00        2.05           36,505      1.20(a)        1.70              1.28(a)
   1.00        5.27           26,001    1.20(a)(b)       5.06              1.29(a)
   1.00        3.53           10,000   1.20+(a)(b)       4.26+             1.29+(a)
  $1.00        0.50%     $    11,263      0.65%(a)       0.51%             0.71%(a)
   1.00        1.08            6,069      0.65+(a)       1.03+             0.72+(a)
  $1.00        0.25%     $       917      0.92%(a)       0.24%             1.36%(a)
   1.00        0.45            1,804      1.26(a)        0.42              1.37(a)
   1.00        1.94            2,105      1.30(a)        1.60              1.38(a)
   1.00        5.17              990      1.30(a)        4.96              1.39(a)
   1.00        1.86              108   1.30+(a)(b)       4.16+             1.39+(a)
  $1.00        0.37%     $        --#    1.30%+(a)       0.57%+            1.37%+(a)
   1.00        1.95              982      1.30(a)        1.60              1.38(a)
   1.00        5.17              160    1.30(a)(b)       4.96              1.39(a)
   1.00        1.26              746   1.30+(a)(b)       4.16+             1.39+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                              NET ASSET                   DIVIDENDS
                                                                VALUE          NET         FROM NET
                                                              BEGINNING    INVESTMENT     INVESTMENT
                                                              OF PERIOD   INCOME/(LOSS)     INCOME
                                                              --------------------------------------
MUNICIPAL RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0089       $(0.0089)
Year ended 3/31/2003........................................     1.00         0.0127        (0.0127)
Year ended 3/31/2002........................................     1.00         0.0215        (0.0215)
Year ended 3/31/2001........................................     1.00         0.0392        (0.0392)
Year ended 3/31/2000........................................     1.00         0.0329        (0.0329)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0085       $(0.0085)
Year ended 3/31/2003........................................     1.00         0.0123        (0.0123)
Year ended 3/31/2002........................................     1.00         0.0163        (0.0163)
Period ended 3/31/2001**....................................     1.00         0.0110        (0.0110)
TRUST CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0079       $(0.0079)
Year ended 3/31/2003........................................     1.00         0.0117        (0.0117)
Year ended 3/31/2002........................................     1.00         0.0205        (0.0205)
Year ended 3/31/2001........................................     1.00         0.0382        (0.0382)
Period ended 3/31/2000**....................................     1.00         0.0280        (0.0280)
LIQUIDITY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0074       $(0.0074)
Year ended 3/31/2003........................................     1.00         0.0113        (0.0113)
Year ended 3/31/2002........................................     1.00         0.0200        (0.0200)
Year ended 3/31/2001........................................     1.00         0.0377        (0.0377)
Year ended 3/31/2000........................................     1.00         0.0314        (0.0314)
ADVISER CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0064       $(0.0064)
Year ended 3/31/2003........................................     1.00         0.0103        (0.0103)
Year ended 3/31/2002........................................     1.00         0.0190        (0.0190)
Year ended 3/31/2001........................................     1.00         0.0367        (0.0367)
Year ended 3/31/2000........................................     1.00         0.0304        (0.0304)
INVESTOR CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0054       $(0.0054)
Year ended 3/31/2003........................................     1.00         0.0093        (0.0093)
Year ended 3/31/2002........................................     1.00         0.0180        (0.0180)
Year ended 3/31/2001........................................     1.00         0.0357        (0.0357)
Period ended 3/31/2000**....................................     1.00         0.0287        (0.0287)
MARKET CLASS SHARES
Period ended 9/25/2003****..................................    $1.00        $0.0023       $(0.0023)
Year ended 3/31/2003........................................     1.00         0.0083        (0.0083)
Year ended 3/31/2002........................................     1.00         0.0170        (0.0170)
Year ended 3/31/2001........................................     1.00         0.0347        (0.0347)
Year ended 3/31/2000........................................     1.00         0.0284        (0.0284)
DAILY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0031       $(0.0031)
Year ended 3/31/2003........................................     1.00         0.0067        (0.0067)
Year ended 3/31/2002........................................     1.00         0.0155        (0.0155)
Year ended 3/31/2001........................................     1.00         0.0332        (0.0332)
Period ended 3/31/2000**....................................     1.00         0.0262        (0.0262)
SERVICE CLASS SHARES
Period ended 9/25/2003****..................................    $1.00        $0.0012       $(0.0012)
Year ended 3/31/2003........................................     1.00         0.0052        (0.0052)
Year ended 3/31/2002........................................     1.00         0.0123        (0.0123)
Year ended 3/31/2001........................................     1.00         0.0292        (0.0292)
Period ended 3/31/2000**....................................     1.00         0.0048        (0.0048)
INVESTOR B SHARES
Year ended 3/31/2004........................................    $1.00        $0.0019       $(0.0019)
Year ended 3/31/2003........................................     1.00         0.0045        (0.0045)
Year ended 3/31/2002........................................     1.00         0.0113        (0.0113)
Year ended 3/31/2001........................................     1.00         0.0282        (0.0282)
Period ended 3/31/2000**....................................     1.00         0.0062        (0.0062)
INVESTOR C SHARES
Year ended 3/31/2004........................................    $1.00        $0.0019       $(0.0019)
Year ended 3/31/2003........................................     1.00         0.0044        (0.0044)
Period ended 3/31/2002**....................................     1.00         0.0000#       (0.0000)#

---------------

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
 ** Municipal Reserves Institutional Class, Trust Class, Investor Class, Daily
    Class, Service Class, Investor B Shares and Investor C Shares commenced operations on November 21, 2000, May 17, 1999, April 12, 1999, April 12, 1999, January 21, 2000, December 27, 1999 and March 28, 2002, respectively.
 ****
    Municipal Reserves Market Class Shares and Service Class Shares were fully redeemed on September 25, 2003.
  # Amount represents less than $0.0001 or 0.01%, as applicable.
 ## Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS MONEY MARKET FUNDS

                                                                   WITHOUT WAIVERS
                                                                       AND/OR
                                                                       EXPENSE
                                                                   REIMBURSEMENTS
                                                                   ---------------
                                     RATIO OF        RATIO OF         RATIO OF
NET ASSET              NET ASSETS    OPERATING    NET INVESTMENT      OPERATING
  VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)      EXPENSES TO
 END OF      TOTAL       PERIOD       AVERAGE       TO AVERAGE         AVERAGE
 PERIOD     RETURN++     (000)      NET ASSETS      NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------

  $1.00       0.90%    $1,988,042      0.20%           0.88%            0.27%
   1.00       1.28      1,379,684      0.20            1.23             0.28
   1.00       2.18        456,528      0.20            2.03             0.30
   1.00       3.99        145,248      0.20            3.93             0.29
   1.00       3.34        172,693      0.20            3.29             0.30

  $1.00       0.86%    $  479,770      0.24%           0.84%            0.31%
   1.00       1.24        204,206      0.24            1.19             0.32
   1.00       1.64         85,432      0.24            1.99             0.34
   1.00       1.10         16,116      0.24+           3.89+            0.33+

  $1.00       0.80%    $  477,139      0.30%           0.78%            0.37%
   1.00       1.18        505,903      0.30            1.13             0.38
   1.00       2.07        491,711      0.30            1.93             0.40
   1.00       3.88        488,191      0.30            3.83             0.39
   1.00       2.83        526,831      0.30+           3.19+            0.40+

  $1.00       0.74%    $  149,812      0.35%           0.73%            0.96%
   1.00       1.13        120,637      0.35            1.08             1.13
   1.00       2.02         45,728      0.35            1.88             1.15
   1.00       3.83         35,569      0.35            3.78             1.14
   1.00       3.18         89,050      0.35            3.14             1.15

  $1.00       0.64%    $  506,550      0.45%           0.63%            0.52%
   1.00       1.03        284,866      0.45            0.98             0.53
   1.00       1.92        158,556      0.45            1.78             0.55
   1.00       3.73        129,807      0.45            3.68             0.54
   1.00       3.08         77,511      0.45            3.04             0.55

  $1.00       0.54%    $  147,189      0.55%           0.53%            0.62%
   1.00       0.93         89,289      0.55            0.88             0.63
   1.00       1.82         48,022      0.55            1.68             0.65
   1.00       3.63         57,017      0.55            3.58             0.64
   1.00       2.90         64,782      0.55+           2.94+            0.65+

  $1.00       0.23%    $       --##    0.65%+          0.43%+           0.72%+
   1.00       0.83        150,014      0.65            0.78             0.73
   1.00       1.72        223,008      0.65            1.58             0.75
   1.00       3.52        169,001      0.65            3.48             0.74
   1.00       2.87        149,000      0.65            2.84             0.75

  $1.00       0.31%    $  605,118      0.78%           0.30%            0.87%
   1.00       0.68        526,658      0.80            0.63             0.88
   1.00       1.56        637,172      0.80            1.43             0.90
   1.00       3.37        554,876      0.80            3.33             0.89
   1.00       2.65        429,644      0.80+           2.69+            0.90+

  $1.00       0.12%    $       --##    0.91%+          0.17%+           1.27%+
   1.00       0.52         14,001      0.96            0.47             1.28
   1.00       1.24         15,001      1.16            1.03             1.30
   1.00       2.96         10,000      1.20            2.93             1.29
   1.00       0.48          1,000      1.20+           2.29+            1.30+

  $1.00       0.19%    $       47      0.90%           0.18%            1.37%
   1.00       0.45             59      1.03            0.40             1.38
   1.00       1.14             71      1.22            0.93             1.40
   1.00       2.86             64      1.30            2.83             1.39
   1.00       0.62             91      1.30+           2.19+            1.40+

  $1.00       0.19%    $    2,503      0.90%           0.18%            1.37%
   1.00       0.45          2,525      1.01            0.42             1.38
   1.00      0.00#             95      1.30+           0.93+            1.40+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                              NET ASSET                   DIVIDENDS
                                                                VALUE          NET         FROM NET
                                                              BEGINNING    INVESTMENT     INVESTMENT
                                                              OF PERIOD   INCOME/(LOSS)     INCOME
                                                              --------------------------------------
TAX-EXEMPT RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0086       $(0.0086)
Period ended 3/31/2003*.....................................     1.00         0.0095        (0.0095)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0082       $(0.0082)
Period ended 3/31/2003*.....................................     1.00         0.0090        (0.0090)
TRUST CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0076       $(0.0076)
Year ended 3/31/2003........................................     1.00         0.0113        (0.0113)
Year ended 3/31/2002........................................     1.00         0.0204        (0.0204)
Year ended 3/31/2001........................................     1.00         0.0383        (0.0383)
Year ended 3/31/2000........................................     1.00         0.0321        (0.0321)
LIQUIDITY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0071       $(0.0071)
Period ended 3/31/2003*.....................................     1.00         0.0059        (0.0059)
ADVISER CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0061       $(0.0061)
Period ended 3/31/2003*.....................................     1.00         0.0060        (0.0060)
INVESTOR CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0051       $(0.0051)
Year ended 3/31/2003........................................     1.00         0.0089        (0.0089)
Year ended 3/31/2002........................................     1.00         0.0179        (0.0179)
Year ended 3/31/2001........................................     1.00         0.0358        (0.0358)
Year ended 3/31/2000........................................     1.00         0.0298        (0.0298)
DAILY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0028       $(0.0028)
Year ended 3/31/2003........................................     1.00         0.0063        (0.0063)
Year ended 3/31/2002........................................     1.00         0.0154        (0.0154)
Year ended 3/31/2001........................................     1.00         0.0333        (0.0333)
Year ended 3/31/2000........................................     1.00         0.0271        (0.0271)
INVESTOR A SHARES
Year ended 3/31/2004........................................    $1.00        $0.0041       $(0.0041)
Year ended 3/31/2003........................................     1.00         0.0079        (0.0079)
Year ended 3/31/2002........................................     1.00         0.0169        (0.0169)
Year ended 3/31/2001........................................     1.00         0.0348        (0.0348)
Year ended 3/31/2000........................................     1.00         0.0286        (0.0286)

---------------

 +Annualized.

++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 *Tax-Exempt Reserves Capital Class, Institutional Class, Liquidity Class and
  Adviser Class commenced operations on June 13, 2002, June 18, 2002, September 3, 2002 and August 9, 2002, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS MONEY MARKET FUNDS

                                                                  WITHOUT WAIVERS
                                                                  AND/OR EXPENSE
                                                                  REIMBURSEMENTS
                                                                  ---------------
                                     RATIO OF       RATIO OF         RATIO OF
NET ASSET              NET ASSETS    OPERATING   NET INVESTMENT      OPERATING
  VALUE                  END OF     EXPENSES TO  INCOME/(LOSS)      EXPENSES TO
 END OF      TOTAL       PERIOD     AVERAGE NET    TO AVERAGE       AVERAGE NET
 PERIOD     RETURN++     (000)        ASSETS       NET ASSETS         ASSETS
---------------------------------------------------------------------------------

  $1.00       0.87%    $  542,057      0.20%          0.84%            0.27%
   1.00       0.96        275,095      0.20+          1.13+            0.28+
  $1.00       0.82%    $   68,512      0.24%          0.80%            0.31%
   1.00       0.91         23,348      0.24+          1.09             0.32+
  $1.00       0.76%    $2,028,564      0.30%          0.74%            0.37%
   1.00       1.14      2,411,508      0.30           1.03             0.38
   1.00       2.06      2,606,052      0.30           2.00             0.33
   1.00       3.89      2,383,067      0.30           3.80             0.33
   1.00       3.26      2,037,742      0.30           3.20             0.42
  $1.00       0.71%    $    5,792      0.35%          0.69%            0.99%
   1.00       0.59          1,918      0.35+          0.98+            1.13+
  $1.00       0.61%    $   10,264      0.45%          0.59%            0.52%
   1.00       0.60          9,661      0.45+          0.88+            0.53+
  $1.00       0.51%    $   22,071      0.55%          0.49%            0.62%
   1.00       0.89        138,285      0.55           0.78             0.63
   1.00       1.81        210,389      0.55           1.75             0.68
   1.00       3.63        239,923      0.55           3.55             0.68
   1.00       3.02        204,150      0.53           2.97             0.75
  $1.00       0.28%    $   49,784      0.78%          0.26%            0.87%
   1.00       0.64         64,516      0.80           0.53             0.88
   1.00       1.55         96,175      0.80           1.50             1.03
   1.00       3.38         93,290      0.80           3.30             1.03
   1.00       2.74        128,386      0.80           2.70             1.12
  $1.00       0.41%    $   50,803      0.65%          0.39%            0.72%
   1.00       0.79         87,141      0.65           0.68             0.73
   1.00       1.70         80,108      0.65           1.65             0.68
   1.00       3.53         51,705      0.65           3.45             0.68
   1.00       2.90         43,934      0.65           2.85             0.77

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                              NET ASSET                   DIVIDENDS
                                                                VALUE          NET         FROM NET
                                                              BEGINNING    INVESTMENT     INVESTMENT
                                                              OF PERIOD   INCOME/(LOSS)     INCOME
                                                              --------------------------------------
CALIFORNIA TAX-EXEMPT RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0083       $(0.0083)
Year ended 3/31/2003........................................     1.00         0.0115        (0.0115)
Year ended 3/31/2002........................................     1.00         0.0199        (0.0199)
Period ended 3/31/2001**....................................     1.00         0.0153        (0.0153)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0079       $(0.0079)
Year ended 3/31/2003........................................     1.00         0.0106        (0.0106)
Year ended 3/31/2002........................................     1.00         0.0061        (0.0061)
Period ended 3/31/2001**....................................     1.00         0.0003        (0.0003)
TRUST CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0073       $(0.0073)
Year ended 3/31/2003........................................     1.00         0.0105        (0.0105)
Year ended 3/31/2002........................................     1.00         0.0189        (0.0189)
Year ended 3/31/2001........................................     1.00         0.0323        (0.0323)
Period ended 3/31/2000**....................................     1.00         0.0239        (0.0239)
LIQUIDITY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0068       $(0.0068)
Year ended 3/31/2003........................................     1.00         0.0101        (0.0101)
Year ended 3/31/2002**......................................     1.00         0.0095        (0.0095)
ADVISER CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0058       $(0.0058)
Year ended 3/31/2003........................................     1.00         0.0091        (0.0091)
Year ended 3/31/2002........................................     1.00         0.0174        (0.0174)
Year ended 3/31/2001........................................     1.00         0.0308        (0.0308)
Period ended 3/31/2000......................................     1.00         0.0232        (0.0232)
Period ended 5/14/1999*.....................................     1.00         0.0052        (0.0052)
INVESTOR CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0048       $(0.0048)
Year ended 3/31/2003........................................     1.00         0.0081        (0.0081)
Year ended 3/31/2002........................................     1.00         0.0164        (0.0164)
Year ended 3/31/2001........................................     1.00         0.0298        (0.0298)
Period ended 3/31/2000......................................     1.00         0.0223        (0.0223)
Period ended 5/14/1999*.....................................     1.00         0.0051        (0.0051)
DAILY CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0026       $(0.0026)
Year ended 3/31/2003........................................     1.00         0.0056        (0.0056)
Year ended 3/31/2002........................................     1.00         0.0139        (0.0139)
Year ended 3/31/2001........................................     1.00         0.0273        (0.0273)
Period ended 3/31/2000......................................     1.00         0.0201        (0.0201)
Period ended 5/14/1999*.....................................     1.00         0.0045        (0.0045)
INVESTOR B SHARES
Year ended 3/31/2004........................................    $1.00        $0.0019       $(0.0019)
Year ended 3/31/2003........................................     1.00         0.0022        (0.0022)
Year ended 3/31/2002........................................     1.00         0.0037        (0.0037)
Period ended 3/31/2001**....................................     1.00         0.0038        (0.0038)
INVESTOR C SHARES
Year ended 3/31/2004**......................................    $1.00        $0.0011       $(0.0011)

---------------

 +Annualized.

++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 *The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Tax-Exempt Money Market Fund Horizon Service, S, X and Pacific Horizon Shares, which were reorganized into the California Tax-Exempt Reserves Adviser Class, Daily Class and Investor Class Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC. and its investment sub-adviser became Banc of America Capital Management, LLC.

 **
  California Tax-Exempt Reserves Capital Class, Institutional Class, Trust Class, Liquidity Class, Investor B Shares and Investor C Shares commenced operations on October 3, 2000, March 28, 2001, May 24, 1999, August 10, 2001, December 29, 2000 and August 1, 2003, respectively.

 #Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS MONEY MARKET FUNDS

                                                                         WITHOUT
                                                                     WAIVERS AND/OR
                                                                         EXPENSE
                                                                     REIMBURSEMENTS
                                                      RATIO OF       ---------------
                                     RATIO OF           NET             RATIO OF
NET ASSET              NET ASSETS    OPERATING       INVESTMENT         OPERATING
  VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO     EXPENSES TO
 END OF      TOTAL       PERIOD       AVERAGE         AVERAGE            AVERAGE
 PERIOD     RETURN++     (000)      NET ASSETS       NET ASSETS        NET ASSETS
------------------------------------------------------------------------------------

  $1.00       0.84%     $169,317       0.20%            0.83%             0.27%
   1.00       1.17       172,261       0.20             1.15              0.27
   1.00       2.01       102,040       0.20             1.38              0.28
   1.00       1.54            30       0.20+            3.33+             0.28+

  $1.00       0.80%     $126,531       0.24%            0.79%             0.31%
   1.00       1.08         1,537       0.24             1.11              0.31
   1.00       0.63            --#      0.24             1.34              0.32
   1.00       0.03         1,000       0.24+            3.29+             0.32+

  $1.00       0.74%     $294,225       0.30%            0.73%             0.37%
   1.00       1.07       435,253       0.30             1.05              0.37
   1.00       1.91       360,892       0.30             1.27              0.38
   1.00       3.27       338,801       0.30             3.23+             0.38
   1.00       2.41       394,837       0.30+            2.70+             0.38+

  $1.00       0.69%     $  1,095       0.35%            0.68%             1.07%
   1.00       1.01         2,998       0.35             1.00              1.12
   1.00       0.95         1,150       0.35+            1.23+             1.13+

  $1.00       0.59%     $475,799       0.45%            0.58%             0.52%
   1.00       0.91       502,135       0.45             0.90              0.52
   1.00       1.75       298,268       0.45             1.13              0.53
   1.00       3.12       318,737       0.45             3.08              0.53
   1.00       2.32       360,319       0.45+            2.55+             0.53+
   1.00       0.52       636,000       0.50+            2.49+             0.52+

  $1.00       0.48%     $369,440       0.55%            0.48%             0.62%
   1.00       0.81       360,205       0.55             0.80              0.62
   1.00       1.65       240,724       0.55             1.03              0.63
   1.00       3.02       226,491       0.55             2.98              0.63
   1.00       2.23       284,041       0.55+            2.45+             0.63+
   1.00       0.50       503,000       0.58+            2.43+             0.62+

  $1.00       0.26%     $726,888       0.77%            0.26%             0.87%
   1.00       0.56       792,206       0.80             0.55              0.87
   1.00       1.40       814,077       0.80             0.78              0.88
   1.00       2.76       755,635       0.80             2.73              0.88
   1.00       2.01       699,689       0.80+            2.20+             0.88+
   1.00       0.45       334,000       0.80+            2.21+             0.82+

  $1.00       0.19%     $      7       0.86%            0.17%             1.37%
   1.00       0.22             7       0.97             0.40              1.37
   1.00       0.37            --#      1.30             0.28              1.38
   1.00       0.38            64       1.30+            2.23+             1.38+

  $1.00       0.11%     $    199       0.84%+           0.19%+            1.37%+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

For a share outstanding throughout each period.


                                                              NET ASSET                   DIVIDENDS
                                                                VALUE          NET         FROM NET
                                                              BEGINNING    INVESTMENT     INVESTMENT
                                                              OF PERIOD   INCOME/(LOSS)     INCOME
                                                              --------------------------------------
NEW YORK TAX-EXEMPT RESERVES
CAPITAL CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0090       $(0.0090)
Year ended 3/31/2003........................................     1.00         0.0122        (0.0122)
Period ended 3/31/2002*.....................................     1.00         0.0013        (0.0013)
INSTITUTIONAL CLASS SHARES
Year ended 3/31/2004****....................................    $1.00        $0.0050       $(0.0050)
Period ended 12/22/2002***..................................     1.00         0.0091        (0.0091)
Period ended 3/31/2002*.....................................     1.00         0.0013        (0.0013)
TRUST CLASS SHARES
Year ended 3/31/2004........................................    $1.00        $0.0080       $(0.0080)
Year ended 3/31/2003........................................     1.00         0.0112        (0.0112)
Period ended 3/31/2002*.....................................     1.00         0.0012        (0.0012)
LIQUIDITY CLASS SHARES
Period ended 12/22/2002***..................................    $1.00        $0.0094       $(0.0094)
Period ended 3/31/2002*.....................................     1.00         0.0013        (0.0013)
ADVISER CLASS SHARES
Period ended 8/24/2003+++...................................    $1.00        $0.0025       $(0.0025)
Period ended 12/22/2002***..................................     1.00         0.0070        (0.0070)
Period ended 3/31/2002*.....................................     1.00         0.0008        (0.0008)
INVESTOR CLASS SHARES
Period ended 12/22/2002***..................................    $1.00        $0.0069       $(0.0069)
Period ended 3/31/2002*.....................................     1.00         0.0008        (0.0008)
MARKET CLASS SHARES
Year ended 3/31/2004****....................................    $1.00        $0.0025       $(0.0025)
Period ended 12/22/2002***..................................     1.00         0.0068        (0.0068)
Period ended 3/31/2002*.....................................     1.00         0.0008        (0.0008)
DAILY CLASS SHARES
Period ended 12/22/2002***..................................    $1.00        $0.0043       $(0.0043)
Period ended 3/31/2002*.....................................     1.00         0.0004        (0.0004)
SERVICE CLASS SHARES
Period ended 12/22/2002***..................................    $1.00        $0.0018       $(0.0018)
Period ended 3/31/2002*.....................................     1.00         0.0000#       (0.0000)#
INVESTOR B SHARES
Period ended 12/22/2002***..................................    $1.00        $0.0018       $(0.0018)
Period ended 3/31/2002*.....................................     1.00         0.0000#       (0.0000)#
INVESTOR C SHARES
Period ended 12/22/2002***..................................    $1.00        $0.0018       $(0.0018)
Period ended 3/31/2002*.....................................     1.00         0.0000#       (0.0000)#

---------------
  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 +++New York Tax-Exempt Reserves' Adviser Class Shares re-commenced operations on April 14, 2003 and was fully redeemed on August 24, 2003.

  * New York Tax-Exempt Reserves Capital Class, Institutional Class, Liquidity Class, Adviser Class, Investor Class, Market Class, Daily Class, Service Class, Investor B and Investor C Shares commenced operations on February 15, 2002.

 ** Amount represents less than $500.

 ***New York Tax-Exempt Reserves Institutional Class, Liquidity Class, Adviser
    Class, Investor Class, Market Class, Daily Class, Service Class, Investor B and Investor C Shares were fully redeemed on December 22, 2002.

 ****
    New York Tax-Exempt Reserves Institutional Class and Market Class recommenced operations on August 25, 2003.

  # Amount represents less than $0.0001 or 0.01%, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS MONEY MARKET FUNDS

                                                                    WITHOUT WAIVERS
                                                                    AND/OR EXPENSE
                                                                    REIMBURSEMENTS
                                                                    ---------------
                                       RATIO OF       RATIO OF         RATIO OF
NET ASSET                NET ASSETS    OPERATING   NET INVESTMENT      OPERATING
  VALUE                    END OF     EXPENSES TO  INCOME/(LOSS)      EXPENSES TO
 END OF       TOTAL        PERIOD     AVERAGE NET    TO AVERAGE       AVERAGE NET
 PERIOD      RETURN++      (000)        ASSETS       NET ASSETS         ASSETS
-----------------------------------------------------------------------------------

  $1.00        0.91%      $ 1,862        0.20%          0.93%            0.47%
   1.00        1.23         9,483        0.13           1.27             0.78
   1.00        0.13        20,015        0.20+          1.03+            4.51+
  $1.00        0.50%      $48,222        0.24%+         0.89%+           0.53%+
   1.00        0.91            --**      0.17+          1.23+            0.82+
   1.00        0.13             1        0.24+          0.99+            4.55+
  $1.00        0.81%      $15,931        0.30%          0.83%            0.57%
   1.00        1.13        17,021        0.23           1.17             0.88
   1.00        0.12           826        0.30+          0.93+            4.61+
  $1.00        0.94%      $    --**      0.28%+         1.12%+           1.63%+
   1.00        0.13             1        0.35+          0.88+            5.36+
  $1.00        0.25%      $    --**      0.45%+         0.68%+           1.23%+
   1.00        0.70            --**      0.38+          1.02+            1.03+
   1.00        0.08             1        0.45+          0.78+            4.76+
  $1.00        0.69%      $    --**      0.48%+         0.92%+           1.13%+
   1.00        0.08             1        0.55+          0.68+            4.86+
  $1.00        0.25%      $12,970        0.65%+         0.48%+           0.78%+
   1.00        0.68            --**      0.58+          0.82+            1.23+
   1.00        0.08             1        0.65+          0.58+            4.96+
  $1.00        0.43%      $    --**      0.73%+         0.67%+           1.38%+
   1.00        0.04             1        0.80+          0.43+            5.11+
  $1.00        0.18%      $    --**      1.13%+         0.27%+           1.78%+
   1.00       0.00#             1        1.20+          0.03+            5.51+
  $1.00        0.18%      $    --**      1.23%+         0.17%+           1.88%+
   1.00       0.00#             1        1.30+         (0.07)+           5.61+
  $1.00        0.18%      $    --**      1.23%+         0.17%+           1.88%+
   1.00       0.00#             1        1.30+         (0.07)+           5.61+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MONEY MARKET FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the money market portfolios of Funds Trust:
Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves (each, a "Fund" and collectively, the "Funds"). Financial Statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer eleven classes of shares: Capital Class Shares, Institutional Class Shares, Trust Class Shares, Liquidity Class Shares, Adviser Class Shares, Investor Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor B Shares and Investor C Shares. Cash Reserves, Treasury Reserves, Government Reserves and Tax-Exempt Reserves offer Investor A Shares. Cash Reserves also offers Marsico Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are valued on the basis of amortized cost, which approximates current market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant accretion to maturity of any discount or amortization of any premium, as long as the effect of fluctuating interest rates on the market value of the instrument is not significant. Restricted securities and certain other assets may be valued under procedures adopted by the Board of Trustees.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the obligation of the Fund to resell, the underlying debt obligation at an agreed-upon price and date, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its right. The Funds' investment adviser, under the oversight of the Board of Trustees, monitors the value of collateral received as well as the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Reverse repurchase agreements: Each Fund may enter into reverse repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Under the terms of a typical reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to have segregated assets with a current value at least equal to the Fund's obligations arising under the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of

NATIONS MONEY MARKET FUNDS
discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: It is the policy of each Fund to declare dividends from net investment income daily and to pay such dividends monthly. Each Fund will distribute net realized short-term capital gains at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.15% of each Fund's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.10% of each Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned an annual rate of 0.06% of the Funds' average daily net assets (net of waivers and sub-administration fees) for its administration services.

BACAP and/or its affiliates may, from time to time, reduce their fees payable by each Fund. During the year ended March 31, 2004 and until July 31, 2004, BACAP has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing, shareholder administration and distribution fees) exceed an annual rate of 0.20% of each Fund's average daily net assets.

BACAP and/or BACAP Distributors is entitled to recover from the Funds any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

NATIONS MONEY MARKET FUNDS

At March 31, 2004, the amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                     POTENTIAL AMOUNT     POTENTIAL AMOUNT     AMOUNT RECOVERED
                                                     TO RECOVER WITHIN    TO RECOVER WITHIN    DURING THE PERIOD
                                                       3 YEARS AS OF        2 YEARS AS OF            ENDED
FUND                                                      3/31/04              3/31/04              3/31/04
----------------------------------------------------------------------------------------------------------------
Cash Reserves......................................     $40,691,765          $41,801,556              $--
Money Market Reserves..............................       8,258,167            7,650,773               --
Treasury Reserves..................................       6,498,721            6,180,619               --
Government Reserves................................       3,129,314            3,023,654               --
Municipal Reserves.................................       2,700,355            1,982,384               --
Tax-Exempt Reserves................................       2,014,609            1,996,391               --
California Tax-Exempt Reserves.....................       1,512,909            1,496,692               --
New York Tax-Exempt Reserves.......................         135,951              371,623               --

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2004, expenses of certain Funds were reduced by $74,485 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements. Municipal Reserves, Tax-Exempt Reserves, California Tax-Exempt Reserves and New York Tax-Exempt Reserves do not participate in the expense offset arrangements.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Capital and Trust Class Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Capital Class shares and Trust Class shares of the Funds. For the year ended March 31, 2004, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statement of operations.

                                                              SUB-TRANSFER AGENT FEE
FUND                                                                  (000)
------------------------------------------------------------------------------------
Cash Reserves...............................................           $199
Money Market Reserves.......................................             16
Treasury Reserves...........................................             27
Government Reserves.........................................             16
Municipal Reserves..........................................             24
Tax-Exempt Reserves.........................................             72
California Tax-Exempt Reserves..............................             11
New York Tax-Exempt Reserves................................              1

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2004, the Funds were informed that the distributors received the following:

                                                                         CONTINGENT DEFERRED SALES CHARGE
                                                                                      (000)
                                                                --------------------------------------------------
FUND                                                            INVESTOR    INVESTOR A    INVESTOR B    INVESTOR C
------------------------------------------------------------------------------------------------------------------
Cash Reserves...............................................      $ --*        $115          $291          $10
Money Market Reserves.......................................        --           --            69           --
Treasury Reserves...........................................        --           --            --*          --
Government Reserves.........................................        --           --             1           --
Municipal Reserves..........................................        --           --            --*          --
Tax-Exempt Reserves.........................................        --*          --            --           --
California Tax-Exempt Reserves..............................        --           --            --           --*
New York Tax-Exempt Reserves................................        --           --            --           --

---------------

 *Amount represents less than $500.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

NATIONS MONEY MARKET FUNDS

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of the Nations Treasury Reserves. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Fund's Statement of net assets.

A significant portion of certain share classes represents investments by fiduciary accounts over which Bank of America has either sole or joint discretion.

Certain other affiliated Nations Funds have made daily investments of cash balances in Cash Reserves pursuant to an exemptive order received from the Securities and Exchange Commission. At March 31, 2004, approximately 2.5% of the net assets of the Cash Reserves was held by other affiliated Nations Funds. The fees earned by BACAP and BACAP Distributors from such investments are included in its Statement of operations as "Investment advisory fee" and "Administration fee".

Certain other affiliated Nations Funds have made daily investments of cash balances in Tax-Exempt Reserves pursuant to an exemptive order received from the Securities and Exchange Commission. At March 31, 2004, approximately 1.8% of the net assets of the Tax-Exempt Reserves was held by other affiliated Nations Funds. The fees earned by BACAP and BACAP Distributors from such investments are included in its Statement of operations as "Investment advisory fee" and "Administration fee".

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for Liquidity Class Shares ("Liquidity Class Shares Plan"), Market Class Shares ("Market Class Shares Plan"), Daily Class Shares ("Daily Class Shares Plan"), Investor Class Shares ("Investor Class Shares Plan"), Investor A Shares ("Investor A Shares Plan"), Investor B Shares ("Investor B Shares Plan"), Investor C Shares ("Investor C Shares Plan") and Service Class Shares ("Service Class Shares Plan") of the Funds. For the period ended January 14, 2004, under the Liquidity Class Shares Plan, Funds Trust may reimburse BACAP Distributors for actual expenses incurred by BACAP Distributors in connection with its distribution efforts up to 0.30% of the average daily net assets of the Liquidity Class Shares of the Funds. Effective January 15, 2004, under the Liquidity Class Distribution Plan, the Funds may reimburse distribution-related expenses of BACAP Distributors for Liquidity Class Shares at an annual rate of 0.25% of the Funds' Liquidity Class Shares average daily net assets. Under the Market Class Shares Plan, Funds Trust may compensate or reimburse BACAP Distributors for distribution activities or expenses up to 0.20% of the average daily net assets of the Market Class Shares of the Funds. Under the Daily Class Shares Plan, Funds Trust may reimburse BACAP Distributors for actual expenses incurred by BACAP Distributors in connection with its distribution efforts up to 0.35% of the average daily net assets of the Daily Class Shares of the Funds. Under the Investor Class Shares Plan and Investor A Shares Plan, Funds Trust may reimburse BACAP Distributors for actual expenses incurred by BACAP Distributors in connection with its distribution efforts up to 0.10% of the average daily net assets of the Investor Class Shares and Investor A Shares of the Funds. Under the Investor B Shares Plan and Investor C Shares Plan, Funds Trust may reimburse BACAP Distributors for actual expenses incurred by BACAP Distributors in connection with its distribution efforts up to 0.75% of the average daily net assets of the Investor B Shares and Investor C Shares of the Funds. For the period ended January 14, 2004, under the Service Class Shares Plan, Funds Trust may reimburse BACAP Distributors for actual expenses incurred by BACAP Distributors in connection with its distribution efforts up to 0.75% of the average daily net assets of the Service Class Shares of the Funds. Effective January 15, 2004, under the Service Class Shares Plan, Funds Trust may reimburse BACAP Distributors for actual expenses incurred by BACAP Distributors in connection with its distribution efforts up to 0.55% of the average daily net assets of the Service Class Shares of the Funds.

Currently, Funds Trust is not reimbursing BACAP Distributors for distribution expenses for Liquidity Class Shares. Unreimbursed expenses incurred by BACAP Distributors in a given year may not be recovered by BACAP Distributors in subsequent years.

NATIONS MONEY MARKET FUNDS

In addition, for the period ended January 14, 2004, the Liquidity Class Shares Plan permits Funds Trust to pay BACAP Distributors an annual 12b-1 distribution fee of up to 0.30% of the average daily net assets of the Liquidity Class Shares of the Cash Reserves, Money Market Reserves, Government Reserves, Municipal Reserves and California Tax-Exempt Reserves and 0.35% of the average daily net assets of Treasury Reserves. Effective January 15, 2004, the Funds may pay BACAP Distributors a fee of up to 0.25% of the average daily net assets of the Liquidity Class Shares of the Funds. BACAP Distributors may use this fee to compensate certain financial institutions, with which it has entered into servicing and/or distribution agreements, that provide administrative and/or distribution services to Liquidity Class shareholders. Currently, Funds Trust is not compensating BACAP Distributors for providing such services.

Funds Trust also has adopted shareholder servicing plans ("Servicing Plans") for the Liquidity, Adviser, Market, Daily, Investor, Investor A, Investor B, Investor C, Service Class and Marsico Shares of the Funds. Under the Servicing Plans, a Fund may pay servicing agents that have entered into a shareholder servicing agreement with Funds Trust for certain shareholder support services that are provided by the servicing agents to holders of the classes' shares. Payments under the Servicing Plans will not exceed 0.25%, on an annualized basis, of the average daily net assets of the classes' shares and are charged as expenses of each Fund directly to the applicable share class. Funds Trust also has adopted shareholder administration plans ("Administration Plans") for the Investor A, Investor B, Investor C, Trust Class, Marsico Shares and Institutional Class Shares of the Funds. Under the Administration Plans, a Fund may pay servicing agents that have entered into a shareholder administration agreement with Funds Trust for certain shareholder support services that are provided by the servicing agents to holders of the classes' shares. Payments under the Administration Plans will not exceed 0.10% on an annualized basis of the average daily net assets of the Investor A, Investor B, Investor C, Trust Class and Marsico Shares and 0.04% on an annualized basis of the average daily net assets of Institutional Class Shares. These payments are charged as expenses of each Fund directly to the applicable share class. However, under the Liquidity Class Plans, to the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class Shares.

NATIONS MONEY MARKET FUNDS

For the year ended March 31, 2004 the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT RATE
                                                               (AFTER FEE       PLAN
                                                                WAIVERS)        LIMIT
                                                              -----------------------
DISTRIBUTION PLAN:
Liquidity Class.............................................      0.15%*        0.25%**
Investor Class, Investor A Shares...........................      0.10%         0.10%
Market Class................................................      0.20%         0.20%
Daily Class.................................................      0.35%         0.35%
Service Class...............................................      0.55%         0.55%
Investor B and Investor C Shares............................      0.75%         0.75%
SHAREHOLDER SERVICING PLAN:
Liquidity Class.............................................      0.15%*        0.25%**
Adviser, Investor, Market, Daily, Service Class, Investor A,
  Investor B, Investor C Shares and Marsico Shares..........      0.25%         0.25%
SHAREHOLDER ADMINISTRATION PLAN:
Trust Class, Investor A, Investor B, Investor C Shares and
  Marsico Shares............................................      0.10%         0.10%
Institutional Class.........................................      0.04%         0.04%

---------------

 * Effective January 15, 2004 and until July 31, 2004, BACAP Distributors has agreed to waive Distribution Plan fees and/or Shareholder Servicing Plan fees as a percentage of each Fund's Liquidity Class Shares average daily net assets at an annual rate of 0.10%, not to exceed an annual combined waiver of 0.10%.

 **Effective January 15, 2004, to the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or the Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class Shares.

During the year ended March 31, 2004, BACAP Distributors voluntarily waived distribution fees, expressed as an average annualized percentage of each Fund's daily net assets of its respective share class:

FUND                                         CLASS                                          RATE
-------------------------------------------------------------------------------------------------
California Tax-Exempt Reserves.............  Daily Class................................    0.03%
California Tax-Exempt Reserves.............  Investor B.................................    0.46%
California Tax-Exempt Reserves.............  Investor C.................................    0.46%
Cash Reserves..............................  Service Class..............................    0.19%
Cash Reserves..............................  Investor B.................................    0.33%
Cash Reserves..............................  Investor C.................................    0.32%
Government Reserves........................  Service Class..............................    0.23%
Government Reserves........................  Investor B.................................    0.38%
Money Market Reserves......................  Service Class..............................    0.21%
Money Market Reserves......................  Investor B.................................    0.37%
Money Market Reserves......................  Investor C.................................    0.37%
Municipal Reserves.........................  Daily Class................................    0.02%
Municipal Reserves.........................  Service Class..............................    0.29%
Municipal Reserves.........................  Investor B.................................    0.40%
Municipal Reserves.........................  Investor C.................................    0.40%
Tax-Exempt Reserves........................  Daily Class................................    0.02%
Treasury Reserves..........................  Service Class..............................    0.25%
Treasury Reserves..........................  Investor B.................................    0.40%
Treasury Reserves..........................  Investor C.................................    0.28%

A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

4.  SHARES OF BENEFICIAL INTEREST

At March 31, 2004, an unlimited number of shares of beneficial interest without par value was authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

NATIONS MONEY MARKET FUNDS

5.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Funds do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. No Fund will invest more than 10% of the value of its net assets in securities that are considered illiquid.

The following securities are considered both illiquid and restricted as to resale.

CASH RESERVES

                                                                                                PERCENTAGE    HISTORICAL
                                                        PAR VALUE      VALUE      FAIR VALUE      OF NET         COST
                                         ACQUISITION     3/31/04      PER UNIT     3/31/04        ASSETS       3/31/04
SECURITY                                    DATE          (000)       3/31/04       (000)        3/31/04        (000)
------------------------------------------------------------------------------------------------------------------------
CCN Bluegrass I LLC,
  1.160%+ 04/19/04++...................   11/17/03      $   24,500     $1.00      $   24,500     0.0%*        $   24,500

Descartes Funding,
  1.090%+ 04/15/04++...................   12/18/03         280,000      1.00         280,000       0.5           280,000

Deutsche Bank AG, (New York),
  1.320%+ 04/30/04.....................   04/10/03       1,000,000      1.00       1,000,000       1.7         1,000,000

Davis Square Funding, Ltd., Series
  2003-1A, Class A1E,
  1.170%+ 04/16/04++...................   10/15/03         150,000      1.00         150,000       0.3           150,000

G-Force CDO, Ltd., Series 2002-1A,
  Class A1MM,
  1.140%+ 04/25/04++...................   06/10/02          93,548      1.00          93,548       0.2            93,548

GE Life Annuity,
  1.210%+ 05/24/04 (a).................   05/27/03         100,000      1.00         100,000       0.2           100,000

Goldman Sachs Group Inc.,
  1.200% 09/13/04......................   02/18/04         300,000      1.00         300,000       0.5           300,000

G-Star Ltd., Series 2002-2A, Class
  A1MA,
  1.140%+ 04/25/04++...................   11/12/02          46,359      1.00          46,359       0.1            46,359

G-Star Ltd., Series 2002-2A, Class
  A1MB,
  1.150%+ 04/26/04++...................   11/12/02          38,824      1.00          38,824       0.1            38,824

Jackson National Life Insurance
  Company,
  1.200%+ 06/15/04++(a)................   06/14/96          50,000      1.00          50,000       0.1            50,000

Leafs LLC,
  1.100%+ 04/20/04++...................   12/22/03         165,000      1.00         165,000       0.3           165,000

Monumental Life,
  1.246%+ 04/01/04++(a)................   03/25/02         300,000      1.00         300,000       0.5           300,000

NewCastle CDO, Ltd., Series 3A, Class
  1MM,
  1.120%+ 04/26/04++...................   09/10/03         175,000      1.00         175,000       0.3           175,000

Phoenix-Mistic CBO, Ltd., Series
  2002-1A, Class A1A,
  1.220%+ 09/15/04++...................   08/14/02         245,000      1.00         245,085       0.4           245,085

Phoenix-Mistic CBO, Ltd., Series
  2002-1A, Class A1B2,
  1.220%+ 09/15/04.....................   09/11/03          40,000      1.00          40,000       0.1            40,000

NATIONS MONEY MARKET FUNDS

                                                                                                PERCENTAGE    HISTORICAL
                                                        PAR VALUE      VALUE      FAIR VALUE      OF NET         COST
                                         ACQUISITION     3/31/04      PER UNIT     3/31/04        ASSETS       3/31/04
SECURITY                                    DATE          (000)       3/31/04       (000)        3/31/04        (000)
------------------------------------------------------------------------------------------------------------------------
Putnam Structured Product CDO, Series
  2001-1A, Class A1MB,
  1.190%+ 05/25/04++...................   11/22/02      $   50,000     $1.00      $   50,000      0.1%        $   50,000

Putnam Structured Product CDO, Series
  2002-1A, Class A1D,
  1.143%+ 04/12/04++...................   12/18/02         101,000      1.00         101,000       0.2           101,000

Putnam Structured Product CDO, Series
  2002-1A, Class A1E,
  1.143%+ 04/12/04++...................   12/18/02         100,000      1.00         100,000       0.2           100,000

Putnam Structured Product CDO, Series
  2002-1A, Class A1J,
  1.190%+ 04/15/04++...................   05/29/03         176,000      1.00         176,000       0.3           176,000

Strips III LLC,
  1.140%+ 04/26/04++...................   07/24/03          44,647      1.00          44,647       0.1            44,647

SunAmerica Life Insurance Company of
  America,
  1.240%+ 04/02/04++(a)................   07/01/02         125,000      1.00         125,000       0.2           125,000

TIAA Commercial Real Estate
  Securitization, Series 2003-1A, Class
  A,
  1.120%+ 04/28/04++...................   10/20/03         132,000      1.00         132,000       0.2           132,000

Transamerica Occidental Life Insurance
  Company:
  1.270%+ 04/01/04++(a)................   07/31/00         125,000      1.00         125,000       0.2           125,000
  1.290%+ 04/01/04++(a)................   10/01/03         100,000      1.00         100,000       0.2           100,000
  1.336%+ 04/01/04++(a)................   07/31/00         117,000      1.00         117,000       0.2           117,000
  1.260%+ 05/03/04++(a)................   07/31/00          20,000      1.00          20,000      0.0*            20,000

Travelers Property Casualty
  Corporation,
  1.210%+ 05/03/04++(a)................   08/01/03         132,000      1.00         132,000       0.2           132,000

Winston Funding Ltd., Series 2003-1,
  Class A1MB,
  1.160%+ 04/23/04++...................   05/28/03         121,400      1.00         121,400       0.2           121,400

---------------

 + Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2004.

++ Reset date. Interest rates reset either daily, weekly, monthly or quarterly.

 * Amount represents less than 0.1%.

(a)Fair valued security (see Note 1).

NATIONS MONEY MARKET FUNDS

MONEY MARKET RESERVES

                                                                                                    PERCENTAGE    HISTORICAL
                                                             PAR VALUE     VALUE      FAIR VALUE      OF NET         COST
                                              ACQUISITION     3/31/04     PER UNIT     3/31/04        ASSETS       3/31/04
SECURITY                                         DATE          (000)      3/31/04       (000)        3/31/04        (000)
----------------------------------------------------------------------------------------------------------------------------
Davis Square Funding, Ltd., Series 2003-1A,
  Class A1E,
  1.170%+ 04/16/04++........................   10/15/03      $ 42,500      $1.00       $ 42,500       0.3%         $ 42,500

Goldman Sachs Group Inc.,
  1.200% 09/13/04...........................   02/18/04       100,000       1.00        100,000        0.8          100,000

G-Star Ltd., Series 2002-2A, Class A1MA,
  1.140%+ 04/25/04++........................   11/12/02         8,783       1.00          8,783        0.1            8,783

G-Star Ltd., Series 2002-2A, Class A1MB,
  1.150%+ 04/26/04++........................   11/12/02         7,286       1.00          7,286        0.1            7,286

Leafs LLC,
  1.100%+ 04/20/04++........................   12/22/03        15,000       1.00         15,000        0.1           15,000

Phoenix-Mistic CBO, Ltd., Series 2002-1A,
  Class A1A,
  1.220%+ 09/15/04++........................   08/14/02        50,000       1.00         50,017        0.4           50,017

Putnam Structured Product CDO, Series
  2002-1A, Class A1E,
  1.143%+ 04/12/04++........................   12/18/02        76,000       1.00         76,000        0.6           76,000

Winston Funding Ltd., Series 2003-1, Class
  A1MB,
  1.160%+ 04/23/04++........................   05/27/03        50,000       1.00         50,000        0.4           50,000

---------------

 + Floating rate security. The interest rate shown reflects the rate in effect at March 31, 2004.

++ Reset date. Interest rates reset either daily, weekly, monthly or quarterly.

MUNICIPAL RESERVES

                                                                                                       PERCENTAGE    HISTORICAL
                                                                PAR VALUE     VALUE      FAIR VALUE      OF NET         COST
                                                 ACQUISITION     3/31/04     PER UNIT     3/31/04        ASSETS       3/31/04
SECURITY                                            DATE          (000)      3/31/04       (000)        3/31/04        (000)
-------------------------------------------------------------------------------------------------------------------------------
Atlanta, Georgia Airport Revenue, Series 2001,
  AMT, (FGIC Insured, Merrill Lynch Capital
  Services SBPA),
  1.260** 01/01/25.............................   04/03/03       $12,960      $1.00       $12,960        0.3%         $12,960

Dallas-Fort Worth, Texas International Airport
  Revenue, Series 2003, AMT, (Merrill Lynch
  Capital Services SBPA),
  1.200%** 05/01/11............................   05/16/03         9,840       1.00         9,840         0.2           9,840

Huntsville, Alabama Solid Waste Disposal
  Authority and Resources Recovery Revenue,
  Series 2003, AMT, (MBIA Insured, Merrill
  Lynch Capital Services SBPA),
  1.100%** 10/01/12............................   07/24/03         3,450       1.00         3,450         0.1           3,450

Massachusetts Municipal Wholesale Electric
  Company, Power Supply Systems Revenue, Series
  2001, (MBIA Insured, Bank of New York
  Liquidity Facility),
  1.100%** 07/01/07............................   09/26/03         7,995       1.00         7,995         0.2           7,995

NATIONS MONEY MARKET FUNDS

                                                                                                       PERCENTAGE    HISTORICAL
                                                                PAR VALUE     VALUE      FAIR VALUE      OF NET         COST
                                                 ACQUISITION     3/31/04     PER UNIT     3/31/04        ASSETS       3/31/04
SECURITY                                            DATE          (000)      3/31/04       (000)        3/31/04        (000)
-------------------------------------------------------------------------------------------------------------------------------
Oklahoma Housing Finance Agency Single Family
  Revenue, (Home Ownership Loan Program) Series
  2001PT-1288, AMT, (GNMA Collateral Agreement,
  Merrill Lynch SBPA),
  1.120%** 09/01/29............................   12/14/01       $ 3,470      $1.00       $ 3,470        0.1%         $ 3,470

Sedgwick & Shawnee Counties, Kansas Single
  Family Revenue, Series 2002,
  1.120%** 12/01/27............................   07/18/02         4,240       1.00         4,240         0.1           4,240

University of Illinois, University Revenue,
  Series 2003, (AMBAC Insured, Wachovia Bank
  N.A. SBPA),
  1.150%** 04/01/34............................   08/11/03         7,665       1.00         7,665         0.2           7,665

Wisconsin State, Health & Educational
  Facilities Authority Revenue, Series 2003,
  (MBIA Insured),
  1.300%** 08/15/19............................   08/28/03        17,160       1.00        17,160         0.4          17,160

---------------

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004. These securities are subject to demand features of either one, seven or thirty days.

TAX-EXEMPT RESERVES

                                                                                                       PERCENTAGE    HISTORICAL
                                                                PAR VALUE     VALUE      FAIR VALUE      OF NET         COST
                                                 ACQUISITION     3/31/04     PER UNIT     3/31/04        ASSETS       3/31/04
SECURITY                                            DATE          (000)      3/31/04       (000)        3/31/04        (000)
-------------------------------------------------------------------------------------------------------------------------------
Houston, Texas Water and Sewer Systems Revenue,
  Series 2002, (MBIA Insured, Merrill Lynch
  Capital Services SBPA),
  1.190%** 12/01/23............................   05/01/03       $12,495      $1.00       $12,495        0.4%         $12,495

---------------

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004. These securities are subject to demand features of either one, seven or thirty days.

CALIFORNIA TAX-EXEMPT RESERVES

                                                                                                       PERCENTAGE    HISTORICAL
                                                                PAR VALUE     VALUE      FAIR VALUE      OF NET         COST
                                                 ACQUISITION     3/31/04     PER UNIT     3/31/04        ASSETS       3/31/04
SECURITY                                            DATE          (000)      3/31/04       (000)        3/31/04        (000)
-------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Munitops Certificates Trust,
  California, Series 2003, (FGIC Insured, ABN
  AMRO Bank N.V. SBPA),
  1.120% 08/01/11..............................   05/15/03       $ 8,895      $1.00       $ 8,895        0.4%         $ 8,895

Puerto Rico Commonwealth Highway and
  Transportation Authority Revenue, Series
  1999, (AMBAC Insured, Merrill Lynch Liquidity
  Facility),
  1.000%** 01/01/19............................   07/11/02        16,355       1.00        16,355         0.8          16,355

Puerto Rico Commonwealth Highway and
  Transportation Authority Revenue, Series
  2003, (FGIC Insured, Merrill Lynch Capital
  Services SPA),
  1.130%** 01/01/11............................   07/23/03        13,295       1.00        13,295         0.6          13,295

NATIONS MONEY MARKET FUNDS

                                                                                                       PERCENTAGE    HISTORICAL
                                                                PAR VALUE     VALUE      FAIR VALUE      OF NET         COST
                                                 ACQUISITION     3/31/04     PER UNIT     3/31/04        ASSETS       3/31/04
SECURITY                                            DATE          (000)      3/31/04       (000)        3/31/04        (000)
-------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Infrastructure
  Financing Authority, Series 2000-2,
  (Toronto-Dominion Bank Liquidity Facility),
  1.000%** 10/01/32............................   10/12/00       $21,330      $1.00       $21,330        1.0%         $21,330

Puerto Rico Commonwealth Infrastructure
  Financing Authority, Series 2000-1,
  1.000%** 10/01/34............................   07/23/03         7,370       1.00         7,370         0.3           7,370

---------------

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004. These securities are subject to demand features of either one, seven or thirty days.

NEW YORK TAX-EXEMPT RESERVES

                                                                                                         PERCENTAGE    HISTORICAL
                                                                  PAR VALUE     VALUE      FAIR VALUE      OF NET         COST
                                                   ACQUISITION     3/31/04     PER UNIT     3/31/04        ASSETS       3/31/04
SECURITY                                              DATE          (000)      3/31/04       (000)        3/31/04        (000)
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway and
  Transportation Authority Revenue, Series 1999,
  (AMBAC Insured, Merrill Lynch Liquidity
  Facility),
  1.000%** 01/01/19..............................   07/10/03        $650        $1.00         $650         0.8%           $650

---------------

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004. These securities are subject to demand features of either one, seven or thirty days.

6.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
Cash Reserves...............................................     $1,501         1.61%

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

NATIONS MONEY MARKET FUNDS

7.  INCOME TAXES

Information on the tax components of capital at March 31, 2004 is as follows:

                                                                                   NET TAX        UNDISTRIBUTED     UNDISTRIBUTED
                                   COST OF                                        UNREALIZED         ORDINARY         LONG-TERM
                                 INVESTMENTS     GROSS TAX       GROSS TAX      APPRECIATION/        INCOME/           GAINS/
                                   FOR TAX       UNREALIZED      UNREALIZED     (DEPRECIATION)     (ACCUMULATED     (ACCUMULATED
                                  PURPOSES      APPRECIATION    DEPRECIATION    ON INVESTMENTS    ORDINARY LOSS)    CAPITAL LOSS)
FUND                                (000)          (000)           (000)            (000)             (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Cash Reserves..................  $61,795,515        $--             $ (2)            $ (2)             $ --            $(1,422)
Money Market Reserves..........   12,997,192         --               --               --               339                 --
Treasury Reserves..............    9,231,426         --              (10)             (10)               46                (55)
Government Reserves............    4,779,199         --               --               --               247                 --
Municipal Reserves.............    4,427,019         --               (1)              (1)              195                 --
Tax-Exempt Reserves............    2,780,417         --               --               --                91                (21)
California Tax-Exempt
  Reserves.....................    2,177,369         --               (4)              (4)               74                 --
New York Tax-Exempt Reserves...       79,292         --               --               --                11                 --

Net tax unrealized appreciation/depreciation on investments was due to wash sale adjustments.

At March 31, 2004, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                           EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING
                                           IN 2005     IN 2006     IN 2007     IN 2010     IN 2011     IN 2012
FUND                                        (000)       (000)       (000)       (000)       (000)       (000)
---------------------------------------------------------------------------------------------------------------
Cash Reserves............................    $23         $--         $41         $--         $67        $1,292
Treasury Reserves........................      8           9          --          17          21            --

During the year ended March 31, 2004, the following Funds had capital losses expired or utilized capital losses as follows:

                                                          CAPITAL LOSSES    CAPITAL LOSSES
                                                             EXPIRED           UTILIZED
FUND                                                          (000)             (000)
------------------------------------------------------------------------------------------
Cash Reserves...........................................       $256              $--
Treasury Reserves.......................................         --               37

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2004, the following Funds have elected to defer losses occurring between November 1, 2003 and March 31, 2004 under these rules, as follows:

                                                              CAPITAL LOSSES
                                                                 DEFERRED
FUND                                                              (000)
----------------------------------------------------------------------------
Tax-Exempt Reserves.........................................       $21

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2005.

NATIONS MONEY MARKET FUNDS

The tax composition of distributions were as follows:

                                         3/31/04                                     3/31/03
                         ---------------------------------------    -----------------------------------------
                         TAX-EXEMPT    ORDINARY      LONG-TERM      TAX-EXEMPT     ORDINARY       LONG-TERM
                           INCOME       INCOME     CAPITAL GAINS      INCOME        INCOME      CAPITAL GAINS
FUND                       (000)        (000)          (000)          (000)         (000)           (000)
-------------------------------------------------------------------------------------------------------------
Cash Reserves..........   $    --      $537,167         $--          $    --      $1,091,938         $--
Money Market
  Reserves.............        --       122,458           8               --         212,121          --
Treasury Reserves......        --        73,162          --               --         131,635          --
Government Reserves....        --        36,623          --               --          66,006          --
Municipal Reserves.....    28,323            49          --               27          29,154          --
Tax-Exempt Reserves....    22,039            45          --           31,834              39          --
California Tax-Exempt
  Reserves.............    10,737            --*          8           18,696              --          --
New York Tax-Exempt
  Reserves.............       378             2          --              481              --*         --

---------------

 *Amount represents less than $500.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for dividend reclassifications, and redemptions used as distributions for tax purposes.

                                                                            ACCUMULATED NET
                                                     UNDISTRIBUTED      REALIZED GAIN/(LOSS) ON
                                                   INVESTMENT INCOME       INVESTMENTS SOLD        PAID-IN CAPITAL
FUND                                                     (000)                   (000)                  (000)
------------------------------------------------------------------------------------------------------------------
Cash Reserves....................................        $ 16                    $ 256                  $(270)
Money Market Reserves............................          60                     (165)                   105
Treasury Reserves................................          --                       --                     --
Government Reserves..............................         188                     (188)                    --
Municipal Reserves...............................           5                     (148)                   143
Tax-Exempt Reserves..............................          44                      (68)                    24
California Tax-Exempt Reserves...................           7                      (11)                     4
New York Tax-Exempt Reserves.....................           2                       (4)                     2

8.  REORGANIZATIONS

FUND REORGANIZATION

On May 10, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and assumed the liabilities of certain Nations Money Market Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets as of the reorganization date were as follows:

                                                                                                             TOTAL NET ASSETS OF
                                                               TOTAL NET ASSETS OF     TOTAL NET ASSETS OF     ACQUIRING FUND
                                                                  ACQUIRED FUND          ACQUIRING FUND       AFTER ACQUISITION
ACQUIRING FUND                        ACQUIRED FUND                   (000)                   (000)                 (000)
--------------------------------------------------------------------------------------------------------------------------------
Cash Reserves                 Prime                                 $5,107,874             $82,547,070           $87,654,944
Treasury Reserves             Treasury                               1,467,607              10,209,589            11,677,196
Government Reserves           Government Money Market                  354,822               4,928,622             5,283,444

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Reserves listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Nations Funds Trust listed in the right column below, that is substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal

NATIONS MONEY MARKET FUNDS
value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
Cash Reserves                                    Cash Reserves
Money Market Reserves                            Money Market Reserves
Treasury Reserves                                Treasury Reserves
Government Reserves                              Government Reserves
Municipal Reserves                               Municipal Reserves
California Tax-Exempt Reserves                   California Tax-Exempt Reserves

On May 10, 2002, the Tax Exempt Fund of Nations Fund Trust (the "Fund"), reorganized into a newly created successor fund of Nations Funds Trust, Tax-Exempt Reserves, that is substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of the Fund for shares of equal value of the newly created successor fund. The financial statements of the successor funds reflect the historical financial results of the Fund prior to the reorganization.

9.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds, including other funds in the Nations Funds family. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, Nations Cash Reserves was reimbursed fees amounting to $106,000 to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to a market timing agreement during the indicated periods (May 2001 through July 2003). This amount is reflected as "Reimbursement from Investment Advisor" on the impacted Fund's Statement of operations and is also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursement described in the preceding paragraph reflects only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and does not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

NATIONS MONEY MARKET FUNDS

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the following percentage of distributions made from net investment income of the Nations Money Market Funds are exempt for Federal income tax purposes. A portion of the income may also be subject to Federal Alternative Minimum Tax.

                                                              FEDERAL EXEMPT
FUND                                                            PERCENTAGE
----------------------------------------------------------------------------
Municipal Reserves..........................................      99.83%
Tax-Exempt Reserves.........................................      99.80%
California Tax-Exempt Reserves..............................      99.93%
New York Tax-Exempt Reserves................................      99.44%

For the fiscal year ended March 31, 2004, the amount of long-term capital gains designated by Funds Trust were as follows:

FUND                                                           TOTAL
----------------------------------------------------------------------
Money Market Reserves.......................................  $113,608
California Tax-Exempt Reserves..............................    10,923
Municipal Reserves..........................................    57,746

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                     80
Age: 60                  Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman                             (a company formed to advise and
of the Board                                     buy family owned companies) from
                                                 1998 through April 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                  Trustee since 1999      July 1997, Chairman and Chief
Trustee                                          Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                  Trustee since 1999      Professor of Business
Trustee                                          Administration -- Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean -- Fuqua School
                                                 of Business Europe, Duke
                                                 University, July 1999 through
                                                 June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                78
Age: 68                  Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                          1996 to May 2000; Commandant --
                                                 United States Marine Corps from
                                                 July 1991 to July 1995;
                                                 Member -- Board of Advisors to
                                                 the Comptroller General of the
                                                 United States
Dr. Cornelius J. Pings   Indefinite term;        Retired; President -- Association            78
Age: 75                  Trustee since 1999      of American Universities from
Trustee                                          Feb. 1993 through June 1998

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 60                 Corporation (electronic equipment
Trustee and Chairman    manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the
                        Board and Board Member, Nations
                        Funds complex (4 other registered
                        investment companies)
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (transformer
Trustee                 manufacturer) and Faison
                        Enterprises (real estate
                        development); Director and Vice
                        Chairman, Aegis Insurance Services,
                        Ltd. (a mutual fund insurance
                        company in Bermuda); and Board
                        Member, Nations Funds complex (4
                        other registered investment
                        companies)
Thomas F. Keller        Director -- Wendy's International,
Age: 72                 Inc. (restaurant operating and
Trustee                 franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Board Member,
                        Nations Funds complex (4 other
                        registered investment companies)

Carl E. Mundy, Jr.      Chairman and Trustee -- Board of
Age: 68                 Trustees, Marine Corps University
Trustee                 Foundation; Director -- Schering-
                        Plough (pharmaceuticals and health
                        care products) and General Dynamics
                        Corporation (defense systems); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
Dr. Cornelius J. Pings  Director -- Farmers Group, Inc.
Age: 75                 (insurance company) and Edelbrock
Trustee                 Corp. (automotive products); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Minor M. Shaw            Indefinite term;        President -- Micco Corporation               78
Age: 56                  Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker        Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                  Trustee since 1999      Financial Officer -- Albemarle
Trustee                                          Corporation (chemical
                                                 manufacturing) through February
                                                 2003
NON-INDEPENDENT TRUSTEES
Edmund L. Benson, III    Indefinite term;        President and Treasurer, Saunders            78
Age: 67                  Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers         Indefinite term;        Retired                                      78
Age: 65                  Trustee since 1999
Trustee
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                  Trustee since 1999      & Boothe LLP (law firm)
Trustee

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Minor M. Shaw           Chairman -- Wofford College Board
Age: 56                 of Trustees; Chairman and
Trustee                 Trustee -- The Daniel-Mickel
                        Foundation of South Carolina;
                        Vice-Chairman and
                        Trustee -- Greenville-Spartanburg
                        Airport Commission and Duke
                        Endowment; Trustee -- The
                        Hollingsworth Funds, The Belle
                        Baruch Foundation and the South
                        Carolina Foundation for Independent
                        Colleges; Chair-Elect -- Urban
                        League of the Upstate; Board
                        Member -- United Way of Greenville
                        County; Vice-Chair -- Greenville
                        Chamber of Commerce; Board
                        Member -- United Way of South
                        Carolina; and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)
Charles B. Walker       Director -- Ethyl Corporation
Age: 65                 (chemical manufacturing); and
Trustee                 Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
NON-INDEPENDENT TRUSTE
Edmund L. Benson, III   Director -- Saunders & Benson, Inc.
Age: 67                 (insurance); Insurance Managers
Trustee                 Inc. (insurance); and
                        Trustee -- Nations Funds complex (2
                        other registered investment
                        companies)
James B. Sommers        Chairman Emeritus -- Central
Age: 65                 Piedmont Community College
Trustee                 Foundation; Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority and Carolina Pad & Paper
                        Company; Trustee -- Mint Museum of
                        Art; and Trustee, Nations Funds
                        complex (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 65                 Furniture Company, Inc. (furniture)
Trustee                 and Bassett Mirror Company (glass
                        furniture); and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent Trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

                      [This page intentionally left blank]

                P.O. Box 34602
                Charlotte, NC 28254-4602
                Toll free 1.800.626.2275 (institutional investors) Toll free 1.800.321.7854 (individual investors)
NATIONS FUNDS TM





MONEYAR
(3/04)

                                             Nations Short-Term
                                             Income Fund

                                             Nations
                                             Short-Intermediate
                                             Government Fund

                                             Nations Government
                                             Securities Fund

                                             Nations Intermediate
                                             Bond Fund

         GOVERNMENT & CORPORATE              Nations Bond Fund
         --------------------------------
         Annual report for the period        Nations Strategic
         ended March 31, 2004                Income Fund

                                             Nations High Yield
                                             Bond Fund


                                             [NATIONS FUNDS LOGO]TM

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S LETTER
                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial Average(1) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

                           Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           (1)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (3)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHAIRMAN'S AND PRESIDENT'S LETTER
CONTINUED...

                           MARKET OUTLOOK
                           We remain encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           NATIONS FUNDS UPDATE
                           Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

                           (4)The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Short-Term Income Fund                                 3
                                       Nations Short-Intermediate Government Fund                     7
                                       Nations Government Securities Fund                            11
                                       Nations Intermediate Bond Fund                                15
                                       Nations Bond Fund                                             19
                                       Nations Strategic Income Fund                                 23
                                       Nations High Yield Bond Fund                                  27
                                       FINANCIAL STATEMENTS
                                       Statements of net assets                                      32
                                       Statements of operations                                      70
                                       Statements of changes in net assets                           72
                                       Schedules of capital stock activity                           76
                                       Financial highlights                                          84
                                       Notes to financial statements                                 98
                                       Tax information                                              126
                                       Statement of net assets -- Nations Master Investment Trust
                                         Nations Intermediate Bond Master Portfolio                 128
                                         Nations High Yield Bond Master Portfolio                   137
                                       Statement of operations                                      148
                                       Statement of changes in net assets                           149
                                       Financial highlights                                         150
                                       Notes to financial statements                                151
                                       Fund governance                                              163

The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER                           research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SHORT-TERM INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income consistent with minimal fluctuations of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Short-Term Income Fund Investor A Shares provided shareholders with a total return of 2.23%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and manage its duration -- or interest rate sensitivity -- to an appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe that managing the duration of the portfolio compared to the benchmark will lessen unnecessary performance volatility in the portfolio. The investment strategy of Nations Short-Term Income Fund is to seek to outperform the Merrill Lynch 1-3 Year Treasury Index.*** The index comprises U.S. Treasury securities with remaining maturities between one and three years and has an average duration of
                           1.7 years. The index is well matched to the Lipper Short Investment Grade Debt Funds Average.+ Our strategy focuses on adding yield to the portfolio by overweighting shorter duration corporate securities and underweighting U.S. Treasury and agency securities. Security selection is based on relative value and uses both quantitative and fundamental credit analysis.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Short-Term Income Fund (Investor A Shares) returned 2.23% compared with 2.31% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Short Investment Grade Debt Funds Average invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of less than three years.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           Although medium and long-term interest rates ended the fiscal year at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index++ advanced more than 30% over the 12 months.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?+++

                           Despite the volatile markets, we remained faithful to our strategy of attempting to control interest rate risk and focusing on relative value opportunities across the fixed income markets.

                           Credit spreads tightened during the year. Our overweight to investment grade and below investment grade corporate credits added significantly to performance. For much of the year, the Fund was underweight treasury securities relative to its benchmark.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our strategic overweight to credit sectors, combined with a number of our international positions, added to performance.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Our view of rising interest rates was somewhat premature. Although we do not take large duration positions, an unexpected drop in rates caused modest underperformance.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investment grade spreads continue to tighten. We intend to maintain our overweight in the corporate and asset-backed sectors.

                           ++The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 4

NATIONS SHORT-TERM

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 0.9%  Sovereign government bonds and notes
 1.0%  Mortgage-backed securities
 2.6%  Foreign bonds and notes
 7.7%  U.S. Treasury obligations
15.6%  Asset-backed securities
24.2%  U.S. government and agency obligations
45.0%  Corporate bonds and notes
 3.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Note, 2.000% 08/31/05     3.3%
                                                                            -------------------------------------------------
                                                                              2  Federal Farm Credit Bank (FFCB),
                                                                                 2.375% 10/02/06                         2.0%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 1.875% 01/15/05    2.0%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Note, 1.625% 04/30/05     1.8%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA), 3.875% 03/15/05                 1.6%
                                                                            -------------------------------------------------
                                                                              6  Federal Home Loan Bank (FHLB), 4.125%
                                                                                 01/14/05                                1.5%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 2.875% 09/15/05    1.2%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA), 2.000% 01/15/06                 1.2%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Note, 1.625% 03/31/05     1.2%
                                                                            -------------------------------------------------
                                                                             10  Federal Home Loan Bank (FHLB), 1.500%
                                                                                 05/13/05                                1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-TERM
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Mar. 31 1994                                                                9900                              10000
                                                                           10266                              10447
1996                                                                       11079                              11257
                                                                           11638                              11855
1998                                                                       12414                              12746
                                                                           13140                              13521
2000                                                                       13503                              14025
                                                                           14756                              15372
2002                                                                       15481                              16202
                                                                           16411                              17234
Mar. 31 2004                                                               16777                              17632

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Mar. 31 1994                                                               10000                              10000
                                                                           10370                              10447
1996                                                                       11191                              11257
                                                                           11755                              11855
1998                                                                       12539                              12746
                                                                           13273                              13521
2000                                                                       13639                              14025
                                                                           14905                              15372
2002                                                                       15637                              16202
                                                                           16577                              17234
Mar. 31 2004                                                               16946                              17632


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                                                                                    10-YEAR      NAV**     MOP*
                                                                                    (3/31/94
                                                                                     through
                                                                                     3/31/04)    5.42%     5.31%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Term Income Fund over the last 10 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                          PRIMARY A         INVESTOR A         INVESTOR B          INVESTOR C
                                                                         NAV**      MOP*         NAV**         NAV**      CDSC***
Inception date                                            9/30/92            10/2/92             6/7/93             10/2/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                           2.60%       2.23%      1.23%        1.58%         1.58%       0.58%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                      4.64%       4.38%      4.02%        3.64%         3.63%       3.63%
5 YEARS                                                      5.25%       5.01%      4.80%        4.32%         4.22%       4.22%
10 YEARS                                                     5.64%       5.42%      5.31%        4.99%         4.93%       4.93%
SINCE INCEPTION                                              5.42%       5.17%      5.08%        4.82%         4.72%       4.72%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 6

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Short-Intermediate Government Fund Investor A Shares provided shareholders with a total return of 2.55%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and manage its duration -- or interest rate sensitivity -- to an appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe that managing the duration of the portfolio compared to the benchmark will lessen unnecessary portfolio performance volatility. Nations Short-Intermediate Government Fund seeks to outperform the Lehman Brothers U.S. Intermediate Government Index.*** The index comprises all U.S. Treasury and agency issues with maturities from one to ten years and has an average duration of 3.5 years.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS? For the 12 months ended March 31, 2004, Nations Short-Intermediate Government Fund (Investor A Shares) returned 2.55% compared with 3.58% for its benchmark, the Lehman Brothers U.S. Intermediate Government Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           Although medium and long-term interest rates ended the fiscal year at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Intermediate Government Index, an unmanaged index, comprises U.S. government agency and U.S. Treasury securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index+ advanced more than 30% over the 12 months.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?++ Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and AAA-rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. AAA-rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and are structured to attempt to withstand default rates of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?
                           Our careful management of yield curve and interest rate exposure helped to reduce the performance volatility in the Fund relative to its benchmark. In addition, our overweight position in agency mortgage-backed securities and our approach to sector rotation enhanced the return of the Fund.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?
                           Our view of rising interest rates was somewhat premature. Although we do not take large duration positions, an unexpected drop in rates hurt performance.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?
                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investors begin to focus on signs of inflation. We intend to maintain our short duration position.

                           +The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)

[PIE CHART]

58.8%  U.S. Treasury obligations
32.4%  U.S. government and agency obligations
 4.3%  Mortgage-backed securities
 2.1%  Asset-backed securities
 2.4%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Strip, Principal only,
                                                                                 1.874% 11/15/06                        14.6%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Strip, Principal only,
                                                                                 2.762% 11/15/08                         8.7%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 2.125% 10/31/04     6.8%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Strip, Principal only,
                                                                                 1.291% 08/15/05                         4.8%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA), 7.000% 07/15/05                 4.1%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Note, 3.250% 01/15/09     2.9%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage Association
                                                                                 (FNMA), 5.000% 01/15/07                 2.8%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Strip, Interest only,
                                                                                 4.142% 11/15/13                         2.7%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 (FNMA), 5.250% 01/15/09                 2.6%
                                                                            -------------------------------------------------
                                                                             10  U.S. Treasury Note, 2.625% 11/15/06     2.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                NATIONS SHORT-INTERMEDIATE      LEHMAN BROTHERS U.S. INTERMEDIATE
                                                                     GOVERNMENT FUND                    GOVERNMENT INDEX
                                                                --------------------------      ---------------------------------
Mar. 31 1994                                                              9675.00                           10000.00
                                                                          9957.00                           10427.00
1996                                                                     10668.00                           11376.00
                                                                         11071.00                           11916.00
1998                                                                     12025.00                           13034.00
                                                                         12597.00                           13892.00
2000                                                                     12777.00                           14226.00
                                                                         14223.00                           15928.00
2002                                                                     14851.00                           16721.00
                                                                         16405.00                           18552.00
Mar. 31 2004                                                             16823.00                           19216.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                NATIONS SHORT-INTERMEDIATE      LEHMAN BROTHERS U.S. INTERMEDIATE
                                                                     GOVERNMENT FUND                    GOVERNMENT INDEX
                                                                --------------------------      ---------------------------------
Mar. 31, 1994                                                             10000                               10000
                                                                          10291                               10427
1996                                                                      11027                               11376
                                                                          11443                               11916
1998                                                                      12429                               13034
                                                                          13020                               13892
2000                                                                      13207                               14226
                                                                          14700                               15928
2002                                                                      15350                               16721
                                                                          16956                               18552
Mar. 31, 2004                                                             17388                               19216


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              5.69%      5.34%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Intermediate Government Fund over the last 10 years. The Lehman Brothers U.S. Intermediate Government Index is an unmanaged index of U.S. government agency and U.S. Treasury securities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                             PRIMARY A          INVESTOR A               INVESTOR B               INVESTOR C
                                                            NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                               8/1/91               8/5/91                   6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             2.80%         2.55%       -0.86%       1.78%      -1.17%        1.56%       0.57%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                        6.02%         5.76%        4.59%       4.96%       4.66%        4.97%       4.97%
5 YEARS                                        6.20%         5.96%        5.25%       5.17%       5.17%        5.18%       5.18%
10 YEARS                                       5.92%         5.69%        5.34%       5.05%       5.05%        5.10%       5.10%
SINCE INCEPTION                                6.35%         6.14%        5.88%       4.77%       4.77%        5.01%       5.01%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS GOVERNMENT

SECURITIES FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS GOVERNMENT SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Government Securities Fund Investor A Shares provided shareholders with a total return of 3.04%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns may be achieved through a disciplined risk management process. We focus on seeking to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. The goal of Nations Government Securities Fund is to outperform Lehman Brothers U.S. Government Index.*** The index comprises all U.S. Treasury and agency issues with maturities longer than one year and has an average duration of 5.5 years. The index is well matched to the Lipper General U.S. Government Funds Average.+

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS? For the 12 months ended March 31, 2004, Nations Government Securities Fund (Investor A Shares) returned 3.04% compared with 2.98% for its benchmark, the Lehman Brothers U.S. Government Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           Although medium and long-term interest rates ended the fiscal year ended at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index++ advanced more than 30% over the 12 months.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with an average maturity of approximately nine years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General U.S. Government Funds Average invest at least 65% of their assets in U.S. government and agency issues.

                           ++The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GOVERNMENT

SECURITIES FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?+++ Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and AAA- rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. AAA-rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and are structured to attempt to withstand default rates of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?
                           Our careful management of yield curve and interest rate exposure helped to reduce the performance volatility in the Fund relative to its benchmark. In addition, our overweight position in agency mortgage-backed securities and our approach to sector rotation enhanced the return of the Fund.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?
                           Although we do not take large duration positions, our view of rising interest rates was somewhat premature. An unexpected drop in rates dampened performance.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?
                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investors begin to focus on signs of inflation. We intend to maintain our short duration position.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS GOVERNMENT

SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

60.6%  U.S. Treasury obligations
26.0%  U.S. government and agency obligations
 9.1%  Mortgage-backed securities
 2.6%  Asset-backed securities
 1.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Strip, Principal only,
                                                                                 1.874% 11/15/06                        10.9%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Strip, Principal only,
                                                                                 2.762% 11/15/08                         9.2%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 2.625% 11/15/06     8.4%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Strip, Interest only,
                                                                                 4.142% 11/15/13                         4.3%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Note, 1.750% 12/31/04     4.0%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Strip, Principal only,
                                                                                 2.891% 02/15/09                         3.9%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Strip, TIGR Receipts,
                                                                                 4.701% 05/15/17                         3.2%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Note, 1.500% 02/28/05     3.0%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 (FNMA), 7.000% 07/15/05                 3.0%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 (FNMA), 6.625% 11/15/30                 3.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GOVERNMENT

SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES     LEHMAN BROTHERS U.S. GOVERNMENT
                                                                            FUND                              INDEX
                                                               -----------------------------     -------------------------------
Mar. 31 1994                                                                9525                              10000
3/95                                                                        9757                              10431
3/96                                                                       10476                              11523
3/97                                                                       10770                              12017
3/98                                                                       11994                              13478
3/99                                                                       12613                              14378
3/00                                                                       12714                              14737
3/01                                                                       14202                              16554
3/02                                                                       14692                              17207
3/03                                                                       16550                              19512
Mar. 31 2004                                                               17053                              20340

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES     LEHMAN BROTHERS U.S. GOVERNMENT
                                                                            FUND                              INDEX
                                                               -----------------------------     -------------------------------
Mar. 31 1994                                                               10000                              10000
3/95                                                                       10244                              10431
3/96                                                                       10998                              11523
3/97                                                                       11307                              12017
3/98                                                                       12593                              13478
3/99                                                                       13242                              14378
3/00                                                                       13348                              14737
3/01                                                                       14910                              16554
3/02                                                                       15424                              17207
3/03                                                                       17376                              19512
Mar. 31 2004                                                               17904                              20340


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              6.00%      5.48%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Government Securities Fund over the last 10 years. The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with an average maturity of approximately nine years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                PRIMARY A          INVESTOR A              INVESTOR B              INVESTOR C
                                                               NAV**       MOP*        NAV**      CDSC***      NAV**      CDSC***
Inception date                                  4/11/91             4/17/91                  6/7/93                  7/6/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                 3.20%       3.04%      -1.81%       2.18%      -2.82%       2.19%       1.19%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                            6.55%       6.29%       4.59%       5.49%       4.59%       5.51%       5.51%
5 YEARS                                            6.49%       6.22%       5.19%       5.46%       5.13%       5.41%       5.41%
10 YEARS                                           6.27%       6.00%       5.48%       5.37%       5.37%       5.35%       5.35%
SINCE INCEPTION                                    6.48%       6.23%       5.83%       4.92%       4.92%       5.02%       5.02%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERMEDIATE BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to obtain interest income and capital appreciation.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Intermediate Bond Fund Investor A Shares provided shareholders with a total return of 4.17%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on seeking to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. The investment strategy of Nations Intermediate Bond Fund is designed to outperform the Lehman Brothers U.S. Intermediate Government/Credit Index.*** The index includes all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of one to ten years. The index has an average duration of 3.5 years and is well matched to the Lipper Intermediate Investment Grade Debt Funds Average+, the Fund's peer group.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Intermediate Bond Fund (Investor A Shares) returned 4.17%, compared with 5.30% for its benchmark, the Lehman Brothers Intermediate Government/Credit Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           * The outlook for this Fund may differ from that
                             presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Intermediate Government/ Credit Index is an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury and U.S. Government and agency securities with maturities between one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Investment Grade Debt Funds Average invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.



                           HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY
                           KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS
                           THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           Although medium and long-term interest rates ended the fiscal year ended at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index++ advanced more than 30% over the 12 months.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?+++ Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets.

                           Credit spreads tightened during the year. Our overweight in investment grade and below investment grade credits added significantly to performance. For much of the year the Fund was underweight treasury and agency securities relative to its benchmark.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our strategic overweight in what we believe were high quality sectors helped the Fund's total return performance for the period. The portfolio was invested in AAA- rated commercial and U.S. agency residential mortgage-backed securities in lieu of U.S. Treasury notes.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           We have maintained a slightly shorter duration than the benchmark which has caused modest underperformance.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and spreads on investment grade securities continue to tighten. We intend to maintain our short duration position as well as our overweight to the corporate sector.

                           ++The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS INTERMEDIATE

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

40.9%  Corporate bonds and notes
25.5%  U.S. Treasury obligations
 9.3%  Asset-backed securities
 9.0%  U.S. government and agency obligations
 4.4%  Foreign bonds and notes
 2.7%  Mortgage-backed securities
 2.1%  Sovereign government bonds and notes
 6.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Note, 1.625% 04/30/05     5.8%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Note, 2.125% 10/31/04     3.2%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 4.625% 05/15/06     3.0%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA), 5.250% 01/15/09                 2.4%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Strip, Principal only,
                                                                                 2.762% 11/15/08                         2.4%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Note, 1.875% 11/30/05     2.0%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Note, 4.250% 08/15/13     1.5%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Note, 3.250% 01/15/09     1.4%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Note, 1.500% 02/28/05     1.3%
                                                                            -------------------------------------------------
                                                                             10  Morgan Stanley Capital, Series
                                                                                 2003-IQ6, Class A4, 4.970% 12/15/41     1.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERMEDIATE

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                LEHMAN BROTHERS U.S. INTERMEDIATE
                                                              NATIONS INTERMEDIATE BOND FUND         GOVERNMENT CREDIT INDEX
                                                              ------------------------------    ---------------------------------
Mar. 31, 1994                                                              9675                               10000
                                                                           9719                               10010
                                                                          11132                               11545
1996                                                                      11481                               12012
                                                                          12232                               12957
1998                                                                      13127                               14051
                                                                          13177                               14106
2000                                                                      14226                               15533
                                                                          15397                               16925
2002                                                                      16683                               18591
                                                                          17188                               18602
Mar. 31, 2004                                                             17573                               19061

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                                                LEHMAN BROTHERS U.S. INTERMEDIATE
                                                              NATIONS INTERMEDIATE BOND FUND         GOVERNMENT CREDIT INDEX
                                                              ------------------------------    ---------------------------------
Mar. 31, 1994                                                             10000                               10000
                                                                          10045                               10010
                                                                          11506                               11545
1996                                                                      11867                               12012
                                                                          12643                               12957
1998                                                                      13568                               14051
                                                                          13620                               14106
2000                                                                      14704                               15533
                                                                          15914                               16925
2002                                                                      17243                               18591
                                                                          17766                               18602
Mar. 31, 2004                                                             18163                               19061


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              6.15%     5.80%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Intermediate Bond Fund over the last 10 years. The Lehman Brothers U.S. Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury and U.S. government and agency securities with maturities between one to ten years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                   PRIMARY A +           INVESTOR A         INVESTOR B ++          INVESTOR C
                                                                      NAV**       MOP*    NAV**      CDSC***   NAV**      CDSC***
Inception date                                   5/21/99                   1/24/94             10/20/99             11/20/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                    4.44%            4.17%      0.83%   3.41%       0.41%    3.42%       2.42%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                               6.32%            6.04%      4.89%   5.27%       4.67%    5.27%       5.27%
5 YEARS                                               6.15%            6.02%      5.32%   5.33%       5.33%    6.64%       6.64%
10 YEARS                                              6.22%            6.15%      5.80%   5.80%       5.80%      --           --
SINCE INCEPTION                                       5.84%            5.78%      5.43%   5.44%       5.44%    6.25%       6.25%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 24, 1994.

++Investor B Shares commenced operations on October 20, 1999 and have no performance prior to that date. Performance prior to October 20, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 24, 1994.

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks total return by investing in investment grade fixed income securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Bond Fund Investor A Shares provided shareholders with a total return of 5.92%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on managing interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. Nations Bond Fund seeks to outperform the Lehman Brothers U.S. Aggregate Index,*** a broad-based measure of the bond market as a whole. The index has an average duration between four and five years and includes all publicly issued investment grade corporate, AAA- rated asset-backed, agency mortgage-backed securities, U.S. Treasury, U.S. agency and investment grade commercial mortgage-backed securities with maturities longer than one year. The index is well matched to the Lipper Intermediate Investment Grade Debt Funds Average.+

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Bond Fund (Investor A Shares) returned 5.92% compared with 5.40% for its benchmark, Lehman Brothers U.S. Aggregate Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           Although medium and long-term interest rates ended the fiscal year at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index++ advanced more than 30% over the 12 months.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Investment Grade Debt Funds Average invest at least 65% of the assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

                           ++The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?+++

                           Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. Credit spreads tightened during the year. Our overweight in investment grade and below investment grade corporate credits added significantly to performance. For much of the year the Fund was underweight treasury and agency securities relative to its benchmark.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our strategic overweight in credit sectors, combined with a number of our international positions, added to performance.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           We have maintained a slightly shorter position than the benchmark duration which has modestly affected dampened results.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investment grade spreads continue to tighten. We intend to maintain our short duration position and our overweight in the corporate sector.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 20

NATIONS BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 3.5%  Foreign bonds and notes
33.3%  Corporate bonds and notes
32.5%  Mortgage-backed securities
11.4%  U.S. Treasury obligations
10.8%  Asset-backed securities
 3.0%  U.S. government and agency obligations
 2.1%  Sovereign government bonds and notes
 3.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.000% 03/01/18    8.7%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 10/01/33    7.5%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/32    5.3%
                                                                            -------------------------------------------------
                                                                              4  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 5.500% 12/16/33                         4.2%
                                                                            -------------------------------------------------
                                                                              5  High Yield Portfolio                    4.1%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Note, 3.250% 01/15/09     2.0%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Strip, TIGR Receipts,
                                                                                 4.701% 05/15/17                         1.8%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 4.375% 07/17/13    1.7%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.500% 11/01/32                         1.6%
                                                                            -------------------------------------------------
                                                                             10  Nations Convertible Securities Fund     1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                                     NATIONS BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
Mar. 31 1994                                                                9675                              10000
                                                                           10045                              10499
1996                                                                       10965                              11632
                                                                           11370                              12203
1998                                                                       12543                              13666
                                                                           13220                              14553
2000                                                                       13318                              14825
                                                                           14797                              16683
2002                                                                       15383                              17575
                                                                           16776                              19630
Mar. 31 2004                                                               17769                              20690

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                                     NATIONS BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
Mar. 31 1994                                                               10000                              10000
                                                                           10382                              10499
1996                                                                       11333                              11632
                                                                           11752                              12203
1998                                                                       12964                              13666
                                                                           13664                              14553
2000                                                                       13765                              14825
                                                                           15294                              16683
2002                                                                       15900                              17575
                                                                           17339                              19630
Mar. 31 2004                                                               18366                              20690


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              6.27%      5.92%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Bond Fund over the last 10 years. The Lehman Brothers U.S. Aggregate Index is, an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                            PRIMARY A           INVESTOR A               INVESTOR B               INVESTOR C
                                                            NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                              10/30/92             11/19/92                  6/7/93                  11/16/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             6.07%         5.92%        2.43%       5.13%       2.13%        5.13%       4.13%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                        6.55%         6.29%        5.12%       5.50%       5.20%        5.50%       5.50%
5 YEARS                                        6.35%         6.09%        5.40%       5.31%       5.31%        5.25%       5.25%
10 YEARS                                       6.50%         6.27%        5.92%       5.62%       5.62%        5.66%       5.66%
SINCE INCEPTION                                6.50%         6.27%        5.96%       5.28%       5.28%        5.68%       5.68%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS STRATEGIC

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS STRATEGIC INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Strategic Income Fund Investor A Shares provided shareholders with a total return of 9.42%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We believe that fixed income total returns and consistency of returns may be enhanced through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. In managing the Fund, the team employs a multi-sector strategy. In addition to investing in investment grade debt securities, the Fund invests in lower quality securities and foreign securities. The Fund may invest up to 35% in non-investment grade securities that are rated B or better by a nationally recognized rating agency. The Fund may also invest up to one-third of its assets in foreign securities. The security selection process seeks relative value across yield curves, domestic and international governments. and investment grade and high yield corporate debt.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS? For the 12 months ended March 31, 2004, Nations Strategic Income Fund (Investor A Shares) returned 9.42% compared with 5.40% for its benchmark, the Lehman Brothers U.S. Aggregate Index.***

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           Although medium and long-term interest rates ended the fiscal year ended at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY
                           KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS
                           THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index+ advanced more than 30% over the 12 months.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT? Credit spreads tightened during the year. Our overweight in investment grade and below investment grade corporate credits, and especially in emerging markets debt, added significantly to performance. For much of the year the Fund was underweight treasury and agency securities relative to its benchmark.

                           Despite volatility in U.S. Treasury markets and the increased correlation between the various government interest rates, the inclusion of domestic government bonds, high yield debt and emerging markets bonds added to the returns of the Fund.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?++
                           We realigned the portfolio to include about 10% emerging markets debt. That decision contributed significantly to the Fund's performance as the emerging market sector advanced more than 23% during the year. Additionally our 25% exposure to below investment grade domestic securities also produced a return of about 20%. Our active management of the portfolio in currencies and international markets contributed positively to the performance.

                           WHAT INVESTMENT FACTOR HINDERED OVERALL FUND
                           PERFORMANCE DURING THE PERIOD?
                           Our underweight in U.S. Treasury and agency securities contributed to small drags on the portfolio which were more than offset by our overweights in other securities.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?
                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investment grade spreads continue to tighten. We intend to maintain our short duration position and our overweight to the emerging markets and below investment grade sectors.

                           +The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS STRATEGIC

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

19.6%  Mortgage-backed securities
16.5%  Corporate bonds and notes
12.8%  U.S. Treasury obligations
12.4%  Sovereign government bonds and notes
 3.7%  Asset-backed securities
 3.4%  U.S. government and agency obligations
 1.7%  Foreign bonds and notes
29.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  High Yield Portfolio                   28.0%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/32    4.7%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 10/01/33    4.4%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.000% 03/01/18    4.2%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Strip, Principal only,
                                                                                 2.762% 11/15/08                         2.5%
                                                                            -------------------------------------------------
                                                                              6  Federal Republic of Brazil, 2.125%
                                                                                 04/15/12                                2.5%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Strip, Principal only,
                                                                                 1.874% 11/15/06                         2.1%
                                                                            -------------------------------------------------
                                                                              8  Russian Federation, (5.000%) due
                                                                                 03/31/30, 7.500% beginning 03/31/07     2.0%
                                                                            -------------------------------------------------
                                                                              9  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 5.500% 12/16/33                         1.9%
                                                                            -------------------------------------------------
                                                                             10  U.S. Treasury Note, 3.250% 08/15/07     1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                               NATIONS STRATEGIC INCOME FUND                  INDEX
                                                               -----------------------------      ------------------------------
Mar. 31 1994                                                                9525                              10000
                                                                           10017                              10499
1996                                                                       11113                              11632
                                                                           11637                              12203
1998                                                                       12894                              13666
                                                                           13505                              14553
2000                                                                       13329                              14825
                                                                           14769                              16683
2002                                                                       15219                              17575
                                                                           16306                              19630
Mar. 31 2004                                                               17842                              20690

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                               NATIONS STRATEGIC INCOME FUND                  INDEX
                                                               -----------------------------      ------------------------------
Mar. 31 1994                                                               10000                              10000
                                                                           10517                              10499
1996                                                                       11686                              11632
                                                                           12217                              12203
1998                                                                       13537                              13666
                                                                           14178                              14553
2000                                                                       13994                              14825
                                                                           15505                              16683
2002                                                                       15978                              17575
                                                                           17119                              19630
Mar. 31 2004                                                               18732                              20690


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              6.48%      5.96%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Income Fund over the last 10 years. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                    INVESTOR A             INVESTOR B              INVESTOR C
                                                  PRIMARY A      NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                    10/30/92           11/25/92                6/7/93                 11/9/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                  9.68%        9.42%      4.22%      8.60%       3.60%       8.61%       7.61%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                             6.76%        6.50%      4.80%      5.70%       4.80%       5.71%       5.71%
5 YEARS                                             6.00%        5.73%      4.71%      4.97%       4.64%       4.94%       4.94%
10 YEARS                                            6.75%        6.48%      5.96%      5.81%       5.81%       5.84%       5.84%
SINCE INCEPTION                                     7.20%        6.92%      6.46%      5.65%       5.65%       6.35%       6.35%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS HIGH YIELD BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the High Yield Portfolio Management Team of MacKay Shields LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations High Yield Bond Fund Investor A Shares provided shareholders with a total return of 24.88%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Our investment philosophy emphasizes current yield while looking for total return through investments in a diversified portfolio of high-yield debt securities. We believe that high yield managers can add value through superior credit selection, which may reduce default rates and result in attractive risk-adjusted returns. The primary focus of our investment strategy is to preserve invested capital. To this end, we seek to identify securities that offer what we call a margin of safety. These are securities with strong asset coverage or significant free cash flow. The secondary focus of our investment process is to generate total return through an identified catalyst for price appreciation. In our view, companies that can significantly reduce debt through free cash flow, new equity or an identified restructuring potentially present opportunities for price appreciation.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations High Yield Bond Fund (Investor A Shares) returned 24.88% compared with 22.86% for its benchmark, the Credit Suisse First Boston High Yield Index.*** The Fund outperformed its peer group, the Lipper High Current Yield Funds Average+, which returned 19.71% over the same period.

                           DISCUSS HOW YOU MANAGED THE FUND IN THE ENVIRONMENT OF THE PAST 12 MONTHS.

                           The high yield market had strong performance for the year ending March 31, 2004. Lower quality credits significantly outperformed higher quality securities. Throughout the year, we improved the Fund's credit profile, shifting investments away from riskier bonds and toward securities with more moderate risk attributes.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper High Current Yield Funds Average aim at high (relative) current yield from fixed income securities and have no quality or maturity restrictions.

                           Source for all statistical data -- MacKay Shields
                           LLC.



                           HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY
                           KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS
                           THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT
TEAM COMMENTARY continued


                           The market's climb, limited buying opportunities and higher-than-normal tenders from bond issuers pushed the Fund's cash levels higher.

                           Cable/wireless video, financials and aerospace were the top performing industry groups for the last 12 months. The bottom performing industries were consumer non-durables, broadcasting and consumer durables. All industries posted double digit returns for the last 12 months.

                           Spreads for high yield bonds continued to decline from historically high levels, contracting over the course of the year. The default rate, a key driver of high yield returns, declined throughout the year, as well. Together, the contraction in spreads and the lower default rate delivered meaningful price appreciation for high yield bonds. The high yield market's climb attracted substantial inflows to the asset class, simultaneously providing technical momentum and contributing to exceptionally strong demand for new issues. In late July and again in February, net outflows from the asset class, combined with large new issuance, put downward pressure on the market for high-yield bonds.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND PERFORMANCE?++

                           Many of the Fund's top performing securities were issued by cellular companies including Alamosa Holdings Inc., Nextel International, Millicom International Cellular SA and US Unwired Inc. The wireless industry performed very well as leveraged companies found liquidity in the credit markets. Nextel International, which completed a reorganization at the end of 2002, was the Fund's top performer. Qwest Corporation's bonds also performed well after investors overcame their concerns about the company's financial statements and its lack of a wireless affiliate. Qwest alleviated its debt burden through asset sales and announced that it will tender $2.25 billion in outstanding bonds. Performance for the wireless and telecommunications industries waned in the last quarter. Over the last 12 months we have lowered our exposure to both industries.

                           Utility companies posted excellent gains during the period, only underperforming the benchmark in the third quarter. Utilities comprise the largest industry in the benchmark and had a significant weight in the Fund throughout the year. Calpine Corporation, a large holding, took advantage of favorable market conditions to float a large offering in July. Proceeds from the issuance and asset sales enabled Calpine to repay some short-term debt while funding expansion plans. Currently, much of our exposure in the utilities sector is in the gas pipeline business. As merchant power companies have experienced difficulties, gas pipelines have proven valuable assets and are being sold to higher quality companies. Our current holdings include ANR Pipeline, El Paso Corporation, Tennessee Gas Pipeline Company, PG&E Corporation and Williams Company, Inc.

                           In stark contrast to the beginning of 2003 when investors were pessimistic about the prospects for cable concerns, good fourth quarter earnings reports provided upbeat expectations for 2004. The asset value of cable systems, expected free cash flow

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 28

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT
TEAM COMMENTARY continued


                           and credit improvement brought investors back to the industry. Two of our holdings, Adelphia Communications Corporation and United Pan-Europe Communications NV figured among the year's top-performing cable companies. Both concerns are undergoing reorganizations following bankruptcy. We have holdings in FrontierVision, Quebecor Media, Inc. and Rogers Cablesystems.

                           Investment results for our holdings in metals-related industries, particularly Algoma Steel Inc. and AK Steel Corporation, were lackluster for most of 2003. As prices for steel and other basic commodities strengthened, and manufacturing activity in North America increased, this trend reversed. AK Steel, Algoma Steel, Allegheny Ludlum Corporation and United States Steel LLC were all among the Fund's top performers for the last six months.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL
                           PERFORMANCE OF THE FUND?

                           Due to the strong performance of the high yield market over the last 12 months, there were few securities that lost money. However, performance of higher quality issues was muted in comparison with lower quality issues. Also, cash levels in the portfolio are a drag on performance when the market rises at a quick pace.

                           We were disappointed by investment results from our airline holdings. The second quarter of 2003 saw a burst in performance for the airline industry when the war with Iraq wound down, union negotiations concluded and summer bookings began to grow. Since that time, the industry has had mixed performance relative to the market. Despite the rising numbers of passengers, investors are concerned that airlines no longer have pricing power and about rising fuel costs. The Fund continues to hold Delta Airlines, Inc. and Northwest Airlines Inc.

                           We were disappointed with the negative performance of some of our holdings. Our investments in Lumbermens Mutual Casualty, Levi Strauss and General Chemical Industrial Products Inc. held the Fund back during the past 12 months. Lumbermens Mutual Casualty is an insurance company currently in default. Levi Strauss is facing difficulties in the textile business.

                           BRIEFLY DESCRIBE YOUR OUTLOOK FOR THE NEAR TERM AND HOW YOU ARE POSITIONING THE FUND.

                           Our view of the high yield market remains constructive. While economic news is currently mixed, low real interest rates, significant stimulus from federal tax cuts and spending, and continued improvements in the state of the world's financial markets all provide great potential for the economy. In the recent lending environment, the average high yield company has been able to dramatically repair its balance sheet, lowering the likelihood of defaults for the coming years. With declining default rates, we believe the high yield market still sells at an attractive yield spread premium relative to U.S. Treasury bonds.

NATIONS HIGH YIELD

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

68.6%  Corporate bonds and notes
13.9%  Foreign bonds and notes
 4.9%  Convertible bonds and notes
 1.6%  Common stocks
 0.9%  Preferred stocks
 0.8%  Foreign convertible bonds and notes
 0.6%  Asset-backed securities
 8.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Goodyear Tire & Rubber Company,
                                                                                 11.000% 03/01/11                        1.0%
                                                                            -------------------------------------------------
                                                                              2  Georgia-Pacific Corporation, 8.875%
                                                                                 05/15/31                                1.0%
                                                                            -------------------------------------------------
                                                                              3  LSI Logic Corporation, 4.000%
                                                                                 11/01/06                                1.0%
                                                                            -------------------------------------------------
                                                                              4  Crown Cork & Seal Company, Inc.,
                                                                                 7.000% 12/15/06                         1.0%
                                                                            -------------------------------------------------
                                                                              5  Vivendi Universal S.A., 9.250%
                                                                                 04/15/10                                0.8%
                                                                            -------------------------------------------------
                                                                              6  Paxson Communications Corporation,
                                                                                 (0.000%) due 01/15/09, 12.250%
                                                                                 beginning 01/15/06                      0.8%
                                                                            -------------------------------------------------
                                                                              7  Nortel Networks Corporation, 4.250%
                                                                                 09/01/08                                0.8%
                                                                            -------------------------------------------------
                                                                              8  Terra Capital Inc., 12.875% 10/15/08    0.8%
                                                                            -------------------------------------------------
                                                                              9  Calpine Corporation, 8.500% 07/15/10    0.8%
                                                                            -------------------------------------------------
                                                                             10  El Paso Production Holding, 7.750%
                                                                                 06/01/13                                0.8%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS HIGH YIELD

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND       CSFB GLOBAL HIGH YIELD INDEX
                                                                ----------------------------       ----------------------------
Feb. 14 2000                                                                9525                              10000
                                                                            9494                               9915
                                                                            9688                               9897
                                                                            9802                               9965
                                                                            9346                               9461
2001                                                                        9872                               9928
                                                                            9796                               9866
                                                                            9427                               9646
                                                                           10119                              10191
2002                                                                       10434                              10448
                                                                           10027                              10207
                                                                            9435                               9920
                                                                           10314                              10507
2003                                                                       11066                              11193
                                                                           12208                              12284
                                                                           12612                              12657
                                                                           13525                              13395
Mar. 31 2004                                                               13820                              13751

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND       CSFB GLOBAL HIGH YIELD INDEX
                                                                ----------------------------       ----------------------------
Feb. 14 2000                                                               10000                              10000
                                                                            9967                               9915
                                                                           10171                               9897
                                                                           10291                               9965
                                                                            9812                               9461
2001                                                                       10364                               9928
                                                                           10285                               9866
                                                                            9897                               9646
                                                                           10624                              10191
2002                                                                       10954                              10448
                                                                           10527                              10207
                                                                            9906                               9920
                                                                           10828                              10507
2003                                                                       11618                              11193
                                                                           12817                              12284
                                                                           13241                              12657
                                                                           14200                              13395
Mar. 31 2004                                                               14509                              13751


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (2/14/00 through
      3/31/04)              9.44%     8.15%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations High Yield Bond Fund from the inception of the share class. The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                            PRIMARY A            INVESTOR A              INVESTOR B               INVESTOR C
                                                             NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              2/14/00               2/14/00                  2/17/00                  3/8/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            25.30%         24.88%      19.02%      23.91%      18.91%       24.15%      23.15%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       12.16%         11.87%      10.07%      11.05%      10.23%       11.05%      11.05%
SINCE INCEPTION                                9.84%          9.44%       8.15%       8.66%       8.29%        8.68%       8.68%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 15.6%
            ASSET-BACKED -- AUTO LOANS -- 10.3%
 $  2,186   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $    2,253
      577   AmeriCredit Automobile Receivables Trust, Series 2003-AM,
              Class A2A,
              1.670% 10/06/06.............................................          577
    9,000   BMW Vehicle Owner Trust, Series 2003-A, Class A3,
              1.940% 02/25/07##...........................................        9,051
    2,000   BMW Vehicle Owner Trust, Series 2003-A, Class A4,
              2.530% 02/25/08.............................................        2,023
      595   Capital Auto Receivables Asset Trust, Series 2002-2, Class
              CTFS,
              4.180% 10/15/07.............................................          607
    3,000   Capital Auto Receivables Asset Trust, Series 2003-1, Class
              A2A,
              2.270% 01/17/06.............................................        3,027
    4,000   Capital Auto Receivables Asset Trust, Series 2003-3, Class
              A3A,
              2.960% 01/15/08##...........................................        4,083
    2,037   Capital One Auto Finance Trust, Series 2002-A, Class A3,
              4.030% 08/15/06.............................................        2,061
    1,070   Chase Manhattan Auto Owner Trust, Series 2002-A, Class A4,
              4.240% 09/15/08.............................................        1,105
    4,000   Chase Manhattan Auto Owner Trust, Series 2003-A, Class A3,
              1.520% 05/15/07##...........................................        4,003
    3,953   Chase Manhattan Auto Owner Trust, Series 2003-B, Class A4,
              2.570% 02/16/10.............................................        3,979
    1,500   Chase Manhattan Auto Owner Trust, Series 2003-C, Class A3,
              2.260% 11/15/07.............................................        1,513
   10,000   Chase Manhattan Auto Owner Trust, Series 2004-A, Class A3,
              2.080% 05/15/08##...........................................       10,040
    2,000   Daimler Chrysler Auto Trust, Series 2001-C, Class A4,
              4.630% 12/06/06.............................................        2,046
    4,700   Daimler Chrysler Auto Trust, Series 2002-A, Class A4,
              4.490% 10/06/08.............................................        4,861
   10,000   Daimler Chrysler Auto Trust, Series 2003-A, Class A4,
              2.880% 10/08/09##...........................................       10,177
    5,000   Daimler Chrysler Auto Trust, Series 2004-A, Class A4,
              2.580% 04/08/09.............................................        5,027
    1,725   Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................        1,806
    4,000   Ford Credit Auto Owner Trust, Series 2002-C, Class A4,
              3.790% 09/15/06.............................................        4,105

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- AUTO LOANS -- (CONTINUED)
 $  2,000   Ford Credit Auto Owner Trust, Series 2003-B, Class A3B,
              1.140%** 01/15/07...........................................   $    2,001
    1,500   Harley-Davidson Motorcycle Trust, Series 2002-2, Class A2,
              3.090% 06/15/10.............................................        1,530
    2,316   Honda Auto Receivables Owner Trust, Series 2002-2, Class A3,
              3.830% 02/15/06.............................................        2,336
    3,000   Honda Auto Receivables Owner Trust, Series 2003-1, Class A3,
              1.920% 11/20/06.............................................        3,016
    4,000   Honda Auto Receivables Owner Trust, Series 2003-4, Class A4,
              2.790% 03/16/09.............................................        4,054
    4,000   Household Automotive Trust, Series 2002-2, Class A3,
              2.850% 03/19/07.............................................        4,034
      771   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-1,
              Class A4,
              5.340% 12/15/05.............................................          781
      545   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-2,
              Class B,
              5.750% 06/15/07.............................................          553
    3,300   Nissan Auto Receivables Owner Trust, Series 2002-A, Class A4,
              4.280% 10/16/06.............................................        3,382
    3,000   Nissan Auto Receivables Owner Trust, Series 2002-C, Class A4,
              3.330% 01/15/08.............................................        3,078
    1,500   Nissan Auto Receivables Owner Trust, Series 2003-A, Class A4,
              2.610% 07/15/08.............................................        1,519
    3,000   Nissan Auto Receivables Owner Trust, Series 2003-B, Class A3,
              1.510% 08/15/07.............................................        3,002
      817   Onyx Acceptance Auto Trust, Series 2002-A, Class A3,
              3.750% 04/15/06.............................................          822
   10,350   Toyota Auto Receivables Owner Trust, Series 2002-A, Class A4,
              4.000% 07/15/08##...........................................       10,575
    4,000   Toyota Auto Receivables Owner Trust, Series 2003-A, Class A4,
              2.200% 03/15/10.............................................        4,024
    2,000   USAA Auto Owner Trust, Series 2001-2, Class A4,
              3.910% 04/16/07.............................................        2,027
    8,200   USAA Auto Owner Trust, Series 2004-1, Class A4,
              2.670% 10/15/10##...........................................        8,259
    1,271   World Omni Auto Receivables Trust, Series 2001-B, Class A3,
              3.790% 11/21/05.............................................        1,277
                                                                             ----------
                                                                                128,614
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 4.7%
 $  2,500   American Express Credit Account Master Trust, Series 1999-1,
              Class A,
              5.600% 11/15/06.............................................   $    2,504
    1,000   American Express Credit Account Master Trust, Series 1999-1,
              Class B,
              5.850% 11/15/06.............................................        1,002
    4,000   American Express Credit Account Master Trust, Series 1999-2,
              Class A,
              5.950% 12/15/06.............................................        4,023
    4,052   American Express Credit Account Master, Series 2003-4, Class
              A,
              1.690% 01/15/09.............................................        4,028
    2,000   Capital One Master Trust, Series 2001-7A, Class A,
              3.850% 08/15/07.............................................        2,028
    2,357   Chase Credit Card Master Trust, Series 2000-1, Class C,
              1.820%** 06/15/07...........................................        2,363
    3,216   Chase Credit Card Master Trust, Series 2002-2, Class C,
              1.990%** 07/16/07...........................................        3,232
    1,250   Citibank Credit Card Issuance Trust, Series 2000-A1, Class A1,
              6.900% 10/15/07.............................................        1,349
    5,575   Citibank Credit Card Issuance Trust, Series 2001-A6, Class A6
              5.650% 06/16/08##...........................................        6,013
    5,000   Citibank Credit Card Issuance Trust, Series 2001-A8, Class A8,
              4.100% 12/07/06(a)..........................................        5,096
    5,000   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
              2.500% 04/07/08##...........................................        5,060
    8,500   Discover Card Master Trust I, Series 2001-6, Class A,
              5.750% 12/15/08##...........................................        9,192
    5,000   MBNA Credit Card Master Note Trust, Series 2001-C3, Class C3,
              6.550% 12/15/08##...........................................        5,424
    3,000   MBNA Master Credit Card Trust, Series 1995-C, Class A,
              6.450% 02/15/08.............................................        3,178
    5,000   MBNA Master Credit Card Trust, Series 1999-G, Class A,
              6.350% 12/15/06.............................................        5,074
                                                                             ----------
                                                                                 59,566
                                                                             ----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.0%+
      237   First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................          238
                                                                             ----------
            ASSET-BACKED -- OTHER -- 0.6%
    2,000   CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09.............................................        2,075

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- OTHER -- (CONTINUED)
 $    527   CIT Equipment Collateral, Series 2002-VT1, Class B,
              3.970% 12/21/09.............................................   $      535
    3,527   Connecticut RRB Special Purpose Trust CL&P-1, Series 2001-1,
              Class A2
              5.360% 03/30/07.............................................        3,620
    1,513   PSE&G Transition Funding LLC, Series 2001-1, Class A2,
              5.740% 03/15/07.............................................        1,553
                                                                             ----------
                                                                                  7,783
                                                                             ----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $195,494).............................................      196,201
                                                                             ----------
            CORPORATE BONDS AND NOTES -- 45.0%
            AEROSPACE AND DEFENSE -- 0.4%
    4,060   Northrop Grumman Corporation,
              7.000% 03/01/06.............................................        4,435
                                                                             ----------
            AUTOMOTIVE -- 0.5%
      849   Delphi Corporation,
              6.125% 05/01/04.............................................          851
    4,000   Ford Motor Credit Company,
              6.700% 07/16/04(a)..........................................        4,058
    1,500   Lear Corporation, Series B,
              7.960% 05/15/05.............................................        1,594
                                                                             ----------
                                                                                  6,503
                                                                             ----------
            BEVERAGES -- 0.0%+
      300   PepsiCo, Inc.,
              4.500% 09/15/04.............................................          304
                                                                             ----------
            BROADCASTING AND CABLE -- 1.7%
    2,510   Comcast Cable Communications, Inc.,
              6.375% 01/30/06.............................................        2,694
    2,760   Echostar DBS Corporation,
              10.375% 10/01/07............................................        3,002
    2,750   Lenfest Communications, Inc.,
              8.375% 11/01/05.............................................        3,016
    2,000   Liberty Media Corporation,
              3.500% 09/25/06(a)..........................................        2,037
    2,141   Time Warner Inc.,
              8.110% 08/15/06.............................................        2,415
    7,785   Viacom Inc., Class B,
              6.400% 01/30/06(a)..........................................        8,405
                                                                             ----------
                                                                                 21,569
                                                                             ----------
            BUILDING MATERIALS -- 0.3%
      750   American Standard Inc.,
              7.375% 04/15/05.............................................          788
    1,000   Atrium Companies, Inc.,
              10.500% 05/01/09@...........................................        1,053
    1,209   Atrium Companies, Inc., Series B,
              10.500% 05/01/09............................................        1,271
      750   Louisiana-Pacific Corporation,
              8.500% 08/15/05.............................................          816
                                                                             ----------
                                                                                  3,928
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CHEMICALS -- BASIC -- 0.2%
 $  2,500   Dow Chemical Company,
              5.250% 05/14/04.............................................   $    2,510
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.1%
    1,605   FMC Corporation, MTN, Series A,
              6.750% 05/05/05.............................................        1,645
                                                                             ----------
            COMMERCIAL BANKING -- 8.0%
    8,700   Bank Of New York Company, Inc., MTN, Series E,
              2.200% 05/12/06.............................................        8,769
    9,500   Bank One National Association,
              5.500% 03/26/07.............................................       10,330
    4,000   Citigroup Inc.,
              6.750% 12/01/05(a)..........................................        4,326
    4,000   Citigroup Inc.,
              5.500% 08/09/06(a)..........................................        4,310
    5,191   Fifth Third Bancorp,
              2.700% 01/30/07.............................................        5,256
    1,100   FleetBoston Financial Corporation,
              7.250% 09/15/05>............................................        1,187
    6,736   J.P. Morgan Chase & Company,
              6.500% 08/01/05.............................................        7,167
    1,980   Key Bank N.A.,
              4.100% 06/30/05.............................................        2,045
    3,000   Regions Bank,
              2.900% 12/15/06.............................................        3,055
    3,870   U.S. Bancorp, MTN, Series N,
              2.625% 03/15/06.............................................        3,945
   11,000   U.S. Bancorp, MTN, Series N,
              2.750% 03/30/06.............................................       11,252
    3,125   U.S. Bank, N.A.
              5.625% 11/30/05.............................................        3,348
    2,865   Wachovia Corporation,
              6.625% 06/15/04.............................................        2,896
    3,413   Wachovia Corporation,
              6.800% 06/01/05(a)..........................................        3,611
    5,245   Wachovia Corporation,
              6.625% 07/15/05.............................................        5,580
    4,100   Wachovia Corporation,
              4.950% 11/01/06(a)..........................................        4,385
    5,000   Washington Mutual, Inc.,
              7.500% 08/15/06.............................................        5,602
    4,070   Wells Fargo & Company, MTN, Series F,
              6.500% 06/01/05.............................................        4,298
    3,000   Wells Fargo and Company,
              5.900% 05/21/06.............................................        3,243
      305   Wells Fargo Financial, Inc.,
              7.200% 04/01/04.............................................          305
    5,450   Wells Fargo Financial, Inc.,
              7.000% 11/01/05.............................................        5,909
                                                                             ----------
                                                                                100,819
                                                                             ----------
            COMMERCIAL SERVICES -- 0.2%
    2,000   Allied Waste North America, Inc., Series B,
              10.000% 08/01/09(a).........................................        2,145
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COMPUTER SERVICES -- 0.4%
 $  4,775   First Data Corporation,
              4.700% 11/01/06.............................................   $    5,074
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.0%
   10,000   International Business Machines Corporation,
              4.875% 10/01/06.............................................       10,684
    1,500   Unisys Corporation,
              7.875% 04/01/08.............................................        1,543
                                                                             ----------
                                                                                 12,227
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.6%
    2,144   Countrywide Home Loans, Inc., MTN, Series J,
              5.250% 06/15/04##...........................................        2,161
    5,100   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06.............................................        5,467
                                                                             ----------
                                                                                  7,628
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 2.3%
    2,000   JC Penny Company, Inc.,
              8.250% 08/15/22.............................................        2,070
   10,000   Target Corporation
              5.950% 05/15/06.............................................       10,823
    5,000   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................        5,379
   10,000   Wal-Mart Stores, Inc.,
              4.375% 07/12/07.............................................       10,576
                                                                             ----------
                                                                                 28,848
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 2.0%
      429   Aes Corporation Bank Term Loan,
              (Purchased 10/06/03, cost $431)
              5.320% 07/25/08 (b),(f).....................................          434
    5,000   Cinergy Corporation,
              6.250% 09/01/04.............................................        5,095
    2,450   Edison International, Inc.,
              6.875% 09/15/04.............................................        2,487
    5,410   FPL Group Capital Inc.,
              7.625% 09/15/06.............................................        6,092
    2,050   Kansas Gas & Electric Company,
              6.500% 08/01/05.............................................        2,163
    3,000   Pepco Holdings, Inc.,
              3.750% 02/15/06.............................................        3,075
    3,562   Virginia Electric and Power Company, Series A,
              5.750% 03/31/06.............................................        3,815

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
 $  2,000   Westar Energy, Inc.,
              7.875% 05/01/07.............................................   $    2,280
                                                                             ----------
                                                                                 25,441
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 0.3%
    3,100   Pennsylvania Power Company,
              6.375% 09/01/04.............................................        3,161
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 4.6%
    4,000   American General Finance Corporation, MTN, Series F,
              5.910% 06/12/06.............................................        4,327
   10,125   American General Finance Corporation, MTN, Series F,
              5.875% 07/14/06.............................................       10,964
    1,700   Washington Mutual Finance Corporation,
              7.375% 09/01/04.............................................        1,743
    8,000   CIT Group, Inc.,
              6.500% 02/07/06.............................................        8,653
    5,000   General Electric Capital Corporation, MTN, Series A,
              5.000% 02/15/07.............................................        5,366
   11,000   General Electric Capital Corporation, MTN, Series A,
              6.500% 12/10/07.............................................       12,448
    6,000   Household Finance Corporation,
              6.500% 01/24/06.............................................        6,487
    2,000   Household Finance Corporation, MTN,
              3.375% 02/21/06.............................................        2,051
    1,691   Midland Funding II, Series A,
              11.750% 07/23/05............................................        1,788
    4,000   National Rural Utilities Cooperative Finance Corporation,
              6.000% 05/15/06.............................................        4,324
                                                                             ----------
                                                                                 58,151
                                                                             ----------
            FOOD AND DRUG STORES -- 0.7%
    5,000   Fred Meyer, Inc.,
              7.375% 03/01/05.............................................        5,256
    3,000   Safeway Inc.,
              6.850% 09/15/04.............................................        3,066
                                                                             ----------
                                                                                  8,322
                                                                             ----------
            FOOD PRODUCTS -- 2.1%
    5,410   ConAgra Foods, Inc.,
              6.000% 09/15/06.............................................        5,867
    1,870   Dean Foods Company,
              6.750% 06/15/05(a)..........................................        1,935
    5,710   General Mills, Inc.,
              5.125% 02/15/07.............................................        6,121
    1,900   Kellogg Company, Series B,
              6.000% 04/01/06.............................................        2,046
   10,050   Unilever Capital Corporation
              6.875% 11/01/05.............................................       10,852
                                                                             ----------
                                                                                 26,821
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            HEALTH SERVICES -- 0.5%
 $  5,904   Cardinal Health, Inc.,
              6.000% 01/15/06.............................................   $    6,320
                                                                             ----------
            HEAVY MACHINERY -- 0.9%
    8,000   Caterpillar Financial Services Corporation,
              5.950% 05/01/06.............................................        8,647
    3,000   Caterpillar Financial Services Corporation,
              6.875% 08/01/04.............................................        3,055
                                                                             ----------
                                                                                 11,702
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 1.3%
   11,950   Procter & Gamble Company,
              4.750% 06/15/07.............................................       12,810
    3,300   The Gillette Company,
              3.750% 12/01/04@............................................        3,352
                                                                             ----------
                                                                                 16,162
                                                                             ----------
            HOUSING AND FURNISHING -- 0.5%
    1,500   D.R. Horton, Inc.,
              10.500% 04/01/05............................................        1,605
    1,500   KB Home,
              7.750% 10/15/04.............................................        1,536
    1,500   Ryland Group, Inc.,
              8.000% 08/15/06.............................................        1,672
    1,550   Toll Corporation,
              8.125% 02/01/09.............................................        1,613
                                                                             ----------
                                                                                  6,426
                                                                             ----------
            INSURANCE -- 0.4%
    1,500   Allstate Financial Global Funding,
              6.150% 02/01/06@............................................        1,622
    3,000   American International Group, Inc., MTN, Series F,
              2.850% 12/01/05.............................................        3,057
      699   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06.............................................          703
                                                                             ----------
                                                                                  5,382
                                                                             ----------
            INTEGRATED OIL -- 0.5%
    5,550   USX Corporation,
              6.850% 03/01/08.............................................        6,304
                                                                             ----------
            INVESTMENT SERVICES -- 8.0%
    5,000   Bear Stearns Companies Inc.,
              4.000% 01/31/08.............................................        5,187
    9,500   Bear Sterns Companies Inc.,
              3.000% 03/30/06.............................................        9,688
    8,245   Citigroup Global Markets Holdings Inc.,
              7.125% 10/01/06.............................................        9,225
    4,000   Credit Suisse First Boston USA Inc.,
              5.750% 04/15/07.............................................        4,368
    4,000   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................        4,332
   12,000   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................       12,522

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
 $  5,000   J.P. Morgan Chase & Company,
              5.625% 08/15/06.............................................   $    5,401
    3,000   Lehman Brothers Holdings Inc.
              6.625% 04/01/04.............................................        3,000
    7,000   Lehman Brothers Holdings Inc.,
              6.625% 02/05/06.............................................        7,583
    5,000   Lehman Brothers Holdings Inc.,
              6.250% 05/15/06.............................................        5,442
      295   Merrill Lynch & Company, Inc., MTN, Series B,
              6.180% 04/20/04.............................................          296
    5,000   Merrill Lynch & Company, Inc., MTN, Series B,
              2.940% 01/30/06.............................................        5,118
    5,000   Merrill Lynch & Company, Inc., MTN, Series B,
              2.470% 03/10/06.............................................        5,066
    5,000   Merrill Lynch & Company, Inc., MTN, Series B,
              2.070% 06/12/06.............................................        5,039
    8,000   Morgan Stanley,
              6.100% 04/15/06.............................................        8,652
    9,000   Morgan Stanley,
              5.800% 04/01/07.............................................        9,842
                                                                             ----------
                                                                                100,761
                                                                             ----------
            LODGING AND RECREATION -- 0.6%
    2,000   Horseshoe Gaming Holding Corporation, Series B,
              8.625% 05/15/09.............................................        2,094
    2,000   Host Marriott Corporation, Series B,
              7.875% 08/01/08(a)..........................................        2,078
    1,500   Mirage Resorts, Inc.,
              7.250% 10/15/06.............................................        1,620
    1,500   ITT Corporation,
              6.750% 11/15/05.............................................        1,579
                                                                             ----------
                                                                                  7,371
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 0.6%
    2,120   Abbott Laboratories,
              5.125% 07/01/04##...........................................        2,140
    5,000   Abbott Laboratories,
              5.625% 07/01/06.............................................        5,398
                                                                             ----------
                                                                                  7,538
                                                                             ----------
            MEDICAL SERVICES -- 0.2%
    2,000   Iasis Healthcare Corporation,
              13.000% 10/15/09............................................        2,220
                                                                             ----------
            METALS AND MINING -- 0.5%
    1,700   Alcoa Inc.,
              7.250% 08/01/05(a)..........................................        1,825
    4,485   Alcoa Inc., Series B,
              6.125% 06/15/05.............................................        4,723
                                                                             ----------
                                                                                  6,548
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.6%
    1,500   Aquila, Inc.,
              7.000% 07/15/04.............................................        1,504

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NATURAL GAS DISTRIBUTION -- (CONTINUED)
 $  3,000   Centerpoint Energy Bank Loan,
              (Purchased 09/25/03, Cost $3,458)
              12.750%*** 11/11/05(b), (f).................................   $    3,420
    2,000   KeySpan Corporation,
              7.250% 11/15/05.............................................        2,174
                                                                             ----------
                                                                                  7,098
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.4%
    1,500   El Paso CGP Company,
              6.200% 05/15/04(a)..........................................        1,496
    1,820   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................        1,896
    1,500   Transcontinental Gas Pipe Line Corporation,
              6.125% 01/15/05.............................................        1,538
                                                                             ----------
                                                                                  4,930
                                                                             ----------
            OIL REFINING AND MARKETING -- 0.2%
    2,000   Tesoro Petroleum Corporation, Series B,
              9.000% 07/01/08(a)..........................................        2,088
                                                                             ----------
            PACKAGING AND CONTAINERS -- 0.2%
    2,000   Owens-Illinois, Inc.,
              7.150% 05/15/05.............................................        2,070
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.1%
    1,500   Fort James Corporation,
              6.625% 09/15/04.............................................        1,523
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.5%
    5,500   Gannett Company, Inc.,
              4.950% 04/01/05.............................................        5,680
    1,000   Reed Elsevier Capital Inc., MTN,
              7.000% 05/15/05.............................................        1,058
                                                                             ----------
                                                                                  6,738
                                                                             ----------
            REAL ESTATE -- 0.3%
    3,500   EOP Operating LP,
              6.625% 02/15/05.............................................        3,647
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
    2,156   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................        2,156
                                                                             ----------
            SEMICONDUCTORS -- 0.1%
    1,500   Fairchild Semiconductor International, Inc., Class A,
              10.500% 02/01/09............................................        1,656
                                                                             ----------
            SPECIALTY STORES -- 0.8%
      250   Home Depot Inc.,
              6.500% 09/15/04.............................................          256

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            SPECIALTY STORES -- (CONTINUED)
 $  9,600   Home Depot, Inc.,
              5.375% 04/01/06.............................................   $   10,252
                                                                             ----------
                                                                                 10,508
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 2.0%
    4,000   New York Telephone Company,
              6.500% 03/01/05.............................................        4,183
    2,000   Nextel Communications, Inc., Class A,
              9.375% 11/15/09.............................................        2,175
    3,000   Pacific Bell,
              6.250% 03/01/05.............................................        3,132
    3,000   SBC Communications Inc.,
              5.750% 05/02/06.............................................        3,228
    5,000   Sprint Capital Corporation,
              7.900% 03/15/05.............................................        5,286
    6,250   Verizon Global Funding Corporation,
              6.750% 12/01/05.............................................        6,757
                                                                             ----------
                                                                                 24,761
                                                                             ----------
            TOBACCO -- 0.2%
    2,000   North Atlantic Trading Company, Series B,
              11.000% 06/15/04............................................        2,000
                                                                             ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $560,370).............................................      565,440
                                                                             ----------
            FOREIGN BONDS AND NOTES -- 2.6%
            BEVERAGES -- 0.6%
    5,000   Diageo Capital Plc,
              3.500% 11/19/07.............................................        5,139
    3,000   Diageo Finance BV,
              3.000% 12/15/06.............................................        3,055
                                                                             ----------
                                                                                  8,194
                                                                             ----------
            BUILDING MATERIALS -- 0.1%
    1,313   Hanson Overseas BV,
              6.750% 09/15/05.............................................        1,404
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.2%
    2,000   Methanex Corporation,
              7.750% 08/15/05.............................................        2,110
                                                                             ----------
            COMMERCIAL BANKING -- 0.6%
    1,840   Korea Development Bank,
              7.125% 04/22/04.............................................        1,844
    5,000   Swedish Export Credit,
              2.875% 01/26/07.............................................        5,071
                                                                             ----------
                                                                                  6,915
                                                                             ----------
            INTEGRATED OIL -- 0.3%
    3,000   BP Capital Markets plc,
              4.000% 04/29/05(a)..........................................        3,081
      612   Pemex Finance Ltd.,
              6.550% 02/15/08.............................................          655
                                                                             ----------
                                                                                  3,736
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NATURAL GAS PIPELINES -- 0.1%
 $  1,500   Gemstone Investors Ltd.,
              7.710% 10/31/04@............................................   $    1,496
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.1%
    1,500   Stone Container Corporation,
              11.500% 08/15/06@...........................................        1,538
                                                                             ----------
            PHARMACEUTICALS -- 0.2%
    3,000   Glaxosmithkline Capital, plc,
              2.375% 04/16/07.............................................        3,007
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.4%
    2,000   Deutsche Telekom International Finance BV,
              8.250%** 06/15/05...........................................        2,153
    2,000   Telus Corporation,
              7.500% 06/01/07.............................................        2,275
                                                                             ----------
                                                                                  4,428
                                                                             ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $42,952)..............................................       32,828
                                                                             ----------
            MORTGAGE-BACKED SECURITIES -- 1.0%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 0.8%
       59     6.000% 05/01/04-11/01/04....................................           60
       13     6.500% 08/01/04.............................................           13
   10,000     1.875% 12/15/04.............................................       10,050
       97     7.500% 11/01/09.............................................          101
                                                                             ----------
                                                                                 10,224
                                                                             ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.2%
    2,040     4.375%** 04/20/22...........................................        2,076
                                                                             ----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $12,271)..............................................       12,300
                                                                             ----------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 0.9%
    3,000   Province of New Brunswick,
              7.625% 06/29/04.............................................        3,045
    3,368   Quebec (Province of),
              5.500% 04/11/06.............................................        3,615
    4,000   Republic of Italy,
              7.250% 02/07/05(a)..........................................        4,200
                                                                             ----------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $10,578)..............................................       10,860
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 24.2%
            FEDERAL FARM CREDIT BANK (FFCB) -- 3.7%
 $    350     3.875% 02/01/05.............................................   $      358
   10,000     2.625% 12/15/05.............................................       10,164
   11,000     2.500% 03/15/06.............................................       11,158
   25,000     2.375% 10/02/06.............................................       25,182
                                                                             ----------
                                                                                 46,862
                                                                             ----------
            FEDERAL HOME LOAN BANK (FHLB) -- 5.7%
   22,655     4.125% 01/14/05-05/13/05....................................       23,222
   21,000     1.500% 05/13/05-08/26/05....................................       21,033
    4,000     1.750% 08/15/05.............................................        4,016
    7,000     2.000% 02/13/06.............................................        7,038
    5,000     1.900% 03/08/06.............................................        5,013
    2,500     1.875% 06/15/06.............................................        2,501
    3,000     2.875% 09/15/06.............................................        3,063
    6,000     3.125% 08/15/07.............................................        6,128
                                                                             ----------
                                                                                 72,014
                                                                             ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 7.0%
   29,000     1.875% 01/15/05-02/15/06....................................       29,149
    7,000     3.875% 02/15/05.............................................        7,162
    7,000     1.500% 08/15/05.............................................        7,004
   15,000     2.875% 09/15/05.............................................       15,303
   10,000     2.125% 11/15/05.............................................       10,091
    6,000     1.750% 01/09/06.............................................        6,008
   10,000     2.375% 02/15/07(a)..........................................       10,047
    2,000     7.100% 04/10/07.............................................        2,281
                                                                             ----------
                                                                                 87,045
                                                                             ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 6.2%
   20,000     3.875% 03/15/05.............................................       20,524
   10,000     2.875% 10/15/05.............................................       10,207
   15,000     2.000% 01/15/06.............................................       15,093
    8,959     5.875% 02/02/06.............................................        9,614
    7,600     2.250% 05/15/06.............................................        7,666
    4,000     2.100% 12/26/06.............................................        3,994
   10,000     2.375% 02/15/07.............................................       10,046
                                                                             ----------
                                                                                 77,144
                                                                             ----------
            STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 1.6%
    9,750     2.000% 03/15/05.............................................        9,821
   10,085     5.250% 03/15/06.............................................       10,760
                                                                             ----------
                                                                                 20,581
                                                                             ----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $301,832).............................................      303,646
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 7.7%
            U.S. TREASURY NOTES -- 7.7%
 $ 12,500     1.500% 02/28/05.............................................   $   12,543
   15,000     1.625% 03/31/05.............................................       15,071
   22,000     1.625% 04/30/05.............................................       22,106
   41,000     2.000% 08/31/05.............................................       41,406
    5,000     1.625% 02/28/06.............................................        5,008
                                                                             ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $95,669)..............................................       96,134
                                                                             ----------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 3.6%
              (Cost $45,345)
   45,345   Nations Cash Reserves, Capital Class Shares#..................       45,345
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,253,817*)................................     100.6%   1,262,754
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (0.6)%
            Cash..........................................................   $      983
            Foreign cash (cost $9)........................................            9
            Unrealized appreciation on forward foreign exchange
              contracts...................................................          551
            Receivable for investment securities sold.....................        4,112
            Receivable for Fund shares sold...............................        9,974
            Dividends receivable..........................................           17
            Interest receivable...........................................       12,078
            Receivable for variation margin...............................           47
            Unrealized appreciation on swap contracts.....................          576
            Unrealized depreciation on forward foreign exchange
              contracts...................................................         (974)
            Unrealized depreciation on swap contracts.....................         (826)
            Collateral on securities loaned...............................      (25,467)
            Payable for Fund shares redeemed..............................       (2,859)
            Investment advisory fee payable...............................         (209)
            Administration fee payable....................................         (230)
            Shareholder servicing and distribution fees payable...........          (55)
            Distributions payable.........................................       (1,646)
            Payable for investment securities purchased...................       (3,198)
            Accrued Trustees' fees and expenses...........................          (59)
            Accrued expenses and other liabilities........................         (203)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................       (7,379)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $1,255,375
                                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004



                                                                                VALUE
----------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    1,344
            Accumulated net realized gain on investments sold, futures
              contracts, swaps and currency contracts.....................        1,990
            Net unrealized appreciation of investments, futures contracts,
              swaps and currency contracts................................        8,466
            Paid-in capital...............................................    1,243,575
                                                                             ----------
            NET ASSETS....................................................   $1,255,375
                                                                             ==========
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,099,131,203 / 109,272,113 shares outstanding)...........       $10.06
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($122,201,667 / 12,130,566 shares outstanding)..............       $10.07
                                                                             ==========

            Maximum sales charge..........................................        1.00%
            Maximum offering price per share..............................       $10.17

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($1,775,441 / 176,384 shares outstanding)...................       $10.07
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($32,266,578 / 3,204,914 shares outstanding)................       $10.07
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 > Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $25,467.

 ##All or a portion of security segregated as collateral for futures contracts and swaps.

 (a)
   All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $24,530 and $24,635, respectively.

 (b)
   Loan participation agreement.

 (f)
   Restricted and illiquid security.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 2.1%
            ASSET-BACKED -- AUTO LOANS -- 1.7%
 $  5,470   Capital Auto Receivables Asset Trust, Series 2001-2, Class A4,
              5.000% 12/15/06.............................................   $  5,513
    1,361   Onyx Acceptance Auto Trust, Series 2002-A, Class A3,
              3.750% 04/15/06.............................................      1,370
                                                                             --------
                                                                                6,883
                                                                             --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.4%
    1,239   First Alliance Mortgage Loan Trust, Series 1996-2, Class A3,
              8.225% 09/20/27##...........................................      1,238
      588   Oakwood Mortgage Investors Inc., Series 2002-B, Class A1,
              1.320%** 05/15/13...........................................        575
                                                                             --------
                                                                                1,813
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $8,770)...............................................      8,696
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 4.3%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.6%
    1,483   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17##...........................................      1,596
    1,590   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17##...........................................      1,680
      982   Freddie Mac, Series 2420, Class EC,
              6.500% 03/15/30.............................................        986
    1,030   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29##...........................................      1,033
    2,028   Freddie Mac, Series 2632, Class YI,
              5.500% 08/15/22.............................................        142
    1,833   Freddie Mac, Series 2664, Class IO,
              5.500% 05/15/27.............................................        200
    1,950   Freddie Mac, Series 2692, Class IA,
              5.500% 01/15/23.............................................        173
   16,811   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30...........................................        603
    3,741   PNC Mortgage Acceptance Corporation, Series 2001-C1, Class A1,
              5.910% 03/12/34##...........................................      4,066
      508   Salomon Brothers Mortgage Securities VII, Series 2002-CDCA,
              Class A1,
              1.370%** 11/15/13@..........................................        507
                                                                             --------
                                                                               10,986
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 0.4%
    1,366     9.000% 04/01/16##...........................................      1,504
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.3%
 $  3,081     4.375%** 04/20/22...........................................   $  3,129
    2,132     3.500%** 06/20/29...........................................      2,160
                                                                             --------
                                                                                5,289
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $17,641)..............................................     17,779
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 32.4%
            FEDERAL FARM CREDIT BANK (FFCB) -- 3.5%
    5,500     2.500% 11/15/05-03/15/06##..................................      5,579
    8,000     4.900% 03/21/06##...........................................      8,485
      700     2.625% 09/17/07.............................................        703
                                                                             --------
                                                                               14,767
                                                                             --------
            FEDERAL HOME LOAN BANK (FHLB) -- 8.0%
    4,100     3.375% 06/15/04##...........................................      4,119
    2,000     2.125% 12/15/04.............................................      2,014
    1,500     1.500% 05/13/05.............................................      1,503
    6,000     2.000% 02/13/06##...........................................      6,033
    3,000     1.875% 06/15/06.............................................      3,001
    2,250     4.875% 05/15/07.............................................      2,420
    1,000     2.625% 07/15/08.............................................        994
    2,500     3.625% 11/14/08.............................................      2,572
    5,500     4.500% 11/15/12##...........................................      5,685
    5,050     3.875% 06/14/13.............................................      4,961
                                                                             --------
                                                                               33,302
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 4.2%
    2,000     3.875% 02/15/05.............................................      2,046
    5,000     2.125% 11/15/05##...........................................      5,045
    1,250     4.875% 03/15/07.............................................      1,344
    1,060     7.100% 04/10/07.............................................      1,209
    6,100     5.750% 03/15/09.............................................      6,845
      750     6.750% 03/15/31.............................................        906
                                                                             --------
                                                                               17,395
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 16.7%
   16,100     7.000% 07/15/05##...........................................     17,274
    4,000     2.875% 10/15/05.............................................      4,083
   10,900     5.000% 01/15/07.............................................     11,734
   10,000     5.250% 01/15/09.............................................     10,985
    6,450     3.250% 02/15/09.............................................      6,503
    4,000     6.625% 11/15/10.............................................      4,704
    2,000     5.375% 11/15/11.............................................      2,196
    3,000     6.125% 03/15/12.............................................      3,437
    4,000     4.625% 10/15/13.............................................      4,117

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- (CONTINUED)
 $  3,000     4.125% 04/15/14.............................................   $  2,950
    1,400     7.250% 05/15/30.............................................      1,786
                                                                             --------
                                                                               69,769
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $131,542).............................................    135,233
                                                                             --------
            U.S. TREASURY OBLIGATIONS -- 58.8%
            U.S. TREASURY BONDS -- 1.7%
    5,850     6.250% 08/15/23.............................................      6,956
                                                                             --------
            U.S. TREASURY NOTES -- 24.4%
    5,000     2.875% 06/30/04.............................................      5,023
   28,000     2.125% 10/31/04.............................................     28,178
    7,000     1.625% 03/31/05.............................................      7,033
    5,000     1.625% 04/30/05.............................................      5,024
    5,000     1.250% 05/31/05.............................................      5,003
    5,000     4.625% 05/15/06.............................................      5,312
    3,900     7.000% 07/15/06.............................................      4,363
   10,000     2.625% 11/15/06.............................................     10,197
    4,000     4.375% 05/15/07.............................................      4,279
    5,500     3.250% 08/15/07(a)..........................................      5,695
    1,000     3.375% 11/15/08.............................................      1,030
   12,000     3.250% 01/15/09.............................................     12,274
    5,000     4.250% 08/15/13.............................................      5,181
    3,000     4.000% 02/15/14(a)..........................................      3,039
                                                                             --------
                                                                              101,631
                                                                             --------
            U.S. TREASURY STRIPS -- 32.7%
   16,500   Interest only,
              4.142%*** 11/15/13..........................................     11,124
   20,500   Principal only,
              1.291%*** 08/15/05..........................................     20,141
   64,000   Principal only,
              1.874%*** 11/15/06(a).......................................     60,949
   41,000   Principal only,
              2.762%*** 11/15/08..........................................     36,121
   15,600   TIGR Receipts,
              4.701%*** 05/15/17..........................................      8,480
                                                                             --------
                                                                              136,815
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $240,833).............................................    245,402
                                                                             --------
 SHARES                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 7.4%
              (Cost $30,642)
   30,642   Nations Cash Reserves, Capital Class Shares#..................   $ 30,642
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $429,428*)..................................     105.0%   437,752
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (5.0)%
            Cash..........................................................   $      1
            Receivable for Fund shares sold...............................        553
            Dividends receivable..........................................          7
            Interest receivable...........................................      2,703
            Receivable for variation margin...............................         64
            Unrealized appreciation on swap contracts.....................         63
            Unrealized depreciation on swap contracts.....................       (898)
            Collateral on securities loaned...............................    (21,551)
            Payable for Fund shares redeemed..............................       (588)
            Investment advisory fee payable...............................       (107)
            Administration fee payable....................................        (78)
            Shareholder servicing and distribution fees payable...........        (38)
            Distributions payable.........................................       (891)
            Accrued Trustees' fees and expenses...........................        (78)
            Accrued expenses and other liabilities........................        (92)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (20,930)
                                                                             --------
            NET ASSETS..........................................     100.0%  $416,822
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $     80
            Accumulated net realized gain on investments sold, future
              contracts, swaps, and options...............................      1,228
            Net unrealized appreciation of investments, futures contracts
              and swaps...................................................      8,359
            Paid-in capital...............................................    407,155
                                                                             --------
            NET ASSETS....................................................   $416,822
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($343,858,838 / 80,139,676 shares outstanding)..............      $4.29
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($39,133,198 / 9,126,908 shares outstanding)................      $4.29
                                                                             ========

            Maximum sales charge..........................................      3.25%
            Maximum offering price per share..............................      $4.43

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($27,060,256 / 6,306,385 shares outstanding)................      $4.29
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($6,769,960 / 1,580,281 shares outstanding).................      $4.28
                                                                             ========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $21,551.

 ##All or a portion of security segregated as collateral for futures contracts and swaps.

 (a)
   All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $20,901 and $21,114, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 2.6%
            ASSET-BACKED -- AUTO LOANS -- 1.6%
 $  2,700   Capital Auto Receivables Asset Trust, Series 2001-2, Class A4,
              5.000% 12/15/06##...........................................   $  2,721
      545   Onyx Acceptance Auto Trust, Series 2002-A, Class A3,
              3.750% 04/15/06.............................................        548
                                                                             --------
                                                                                3,269
                                                                             --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.6%
      793   First Alliance Mortgage Loan Trust, Series 1996-2, Class A3,
              8.225% 09/20/27##...........................................        792
      344   Oakwood Mortgage Investors Inc., Series 2002-B, Class A1,
              1.320%** 05/15/13...........................................        336
                                                                             --------
                                                                                1,128
                                                                             --------
            ASSET-BACKED -- OTHER -- 0.4%
      689   Export Funding Trust, Series 1995-A, Class A,
              8.210% 12/29/06.............................................        746
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $5,127)...............................................      5,143
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 9.1%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 6.4%
    4,982   DUS pool, Pool number 380521,
              6.565% 07/01/16##...........................................      5,793
      720   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17.............................................        775
      773   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17.............................................        817
      492   Freddie Mac, Series 2420, Class EC,
              6.500% 03/15/30.............................................        494
      515   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29.............................................        516
    1,007   Freddie Mac, Series 2632, Class YI,
              5.500% 08/15/22.............................................         71
      905   Freddie Mac, Series 2664, Class IO,
              5.500% 05/15/27.............................................         99
      968   Freddie Mac, Series 2692, Class IA,
              5.500% 01/15/23.............................................         86
   10,081   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30...........................................        361
    3,076   PNC Mortgage Acceptance Corporation, Series 2001-C1, Class A1,
              5.910% 03/12/34##...........................................      3,343
      303   Salomon Brothers Mortgage Securities VII, Series 2002-CDCA,
              Class A1,
              1.370%** 11/15/13@..........................................        303

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
 $ 16,304   Vendee Mortgage Trust, Series 1998-1, Class 2, Interest only,
              (Purchased 05/18/98-08/29/03, Cost $346)
              0.449%** 09/15/27(f)........................................   $    177
   17,327   Vendee Mortgage Trust, Series 1998-3, Class 1, Interest only,
              (Purchased 09/16/98-08/29/03, Cost $221)
              0.306%** 03/15/29(f)........................................        127
                                                                             --------
                                                                               12,962
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.4%
       55     10.000% 05/01/05-09/01/18...................................         58
      329     8.500% 01/01/06-09/01/20....................................        357
      108     8.000% 08/01/07-09/01/09....................................        116
       46     7.500% 08/01/08-06/01/09....................................         49
      102     9.000% 05/01/09-12/01/16....................................        112
      134     9.500% 04/01/18-01/01/29....................................        150
        0++   7.000% 08/01/29.............................................          0++
                                                                             --------
                                                                                  842
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 1.1%
      163     10.000% 10/01/06-04/01/20...................................        176
       12     8.250% 04/01/09.............................................         14
       57     8.500% 12/01/11-02/01/17....................................         60
      123     9.000% 12/01/16-09/01/24....................................        135
    1,532     9.500% 01/01/19-08/01/21....................................      1,716
       46     3.199%** 08/01/36...........................................         47
                                                                             --------
                                                                                2,148
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.2%
       53     10.000% 06/15/04-11/15/20...................................         59
        8     9.500% 08/20/04-02/15/06....................................          8
        8     9.000% 06/15/07.............................................          8
       43     7.000% 02/15/09.............................................         46
      404     8.500% 10/15/09-02/20/29....................................        445
      122     6.000% 12/15/10.............................................        130
       18     13.000% 02/15/11-04/15/11...................................         21
      751     8.000% 11/15/14-07/15/29....................................        825
       36     11.000% 11/15/15-10/20/20...................................         41
       91     10.500% 01/15/18-04/15/21...................................        105
      606     7.500% 04/15/22-12/15/25....................................        655
                                                                             --------
                                                                                2,343
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $17,457)..............................................     18,295
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 26.0%
            FEDERAL FARM CREDIT BANK (FFCB) -- 1.8%
      500     2.500% 11/15/05.............................................        507
    3,000     2.500% 03/15/06.............................................      3,043
                                                                             --------
                                                                                3,550
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL HOME LOAN BANK (FHLB) -- 5.3%
 $  1,750     2.125% 12/15/04.............................................   $  1,762
    1,000     2.000% 02/13/06.............................................      1,005
    4,500     1.875% 06/15/06.............................................      4,503
    1,000     3.750% 08/15/07.............................................      1,042
      500     3.625% 11/14/08.............................................        514
    1,750     3.875% 06/14/13.............................................      1,719
                                                                             --------
                                                                               10,545
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 5.3%
    1,300     3.875% 02/15/05.............................................      1,330
    3,000     2.125% 11/15/05##...........................................      3,027
    4,200     5.750% 03/15/09-01/15/12##..................................      4,708
    1,400     6.750% 03/15/31.............................................      1,691
                                                                             --------
                                                                               10,756
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 12.1%
    5,600     7.000% 07/15/05##...........................................      6,008
    1,000     2.875% 10/15/05.............................................      1,021
    5,000     5.250% 01/15/09##...........................................      5,493
    1,500     6.625% 11/15/10.............................................      1,764
    3,000     4.125% 04/15/14.............................................      2,950
    1,000     7.250% 05/15/30.............................................      1,276
    5,000     6.625% 11/15/30.............................................      5,963
                                                                             --------
                                                                               24,475
                                                                             --------
            STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 1.5%
    2,750     5.250% 03/15/06.............................................      2,934
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $50,275)..............................................     52,260
                                                                             --------
            U.S. TREASURY OBLIGATIONS -- 60.6%
            U.S. TREASURY BONDS -- 2.6%
    2,675     6.250% 08/15/23.............................................      3,181
    1,800     5.375% 02/15/31(a)..........................................      1,962
                                                                             --------
                                                                                5,143
                                                                             --------
            U.S. TREASURY NOTES -- 24.0%
    3,000     2.125% 10/31/04.............................................      3,019
    8,000     1.750% 12/31/04(a)..........................................      8,040
    6,000     1.500% 02/28/05##...........................................      6,021
    3,000     1.625% 04/30/05.............................................      3,014
   16,450     2.625% 11/15/06(a)..........................................     16,773
    3,000     3.250% 08/15/07(a)..........................................      3,106
    3,000     3.250% 01/15/09(a)..........................................      3,069
    4,500     3.000% 02/15/09(a)..........................................      4,549
      600     4.000% 02/15/14(a)..........................................        608
                                                                             --------
                                                                               48,199
                                                                             --------
            U.S. TREASURY STRIPS -- 34.0%
   12,720   Interest only,
              4.142%*** 11/15/13..........................................      8,575
    4,500   Interest only,
              5.221%*** 05/15/23..........................................      1,680
    3,450   Principal only,
              1.291%*** 08/15/05..........................................      3,390
   23,000   Principal only,
              1.874%*** 11/15/06..........................................     21,902

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            U.S. TREASURY STRIPS -- (CONTINUED)
 $ 21,000   Principal only,
              2.762%*** 11/15/08..........................................   $ 18,501
    9,000   Principal only,
              2.891%*** 02/15/09..........................................      7,826
   12,000   TIGR Receipts,
              4.701%*** 05/15/17..........................................      6,523
                                                                             --------
                                                                               68,397
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $119,214).............................................    121,739
                                                                             --------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 19.1%
              (Cost $38,273)
   38,273   Nations Cash Reserves, Capital Class Shares#..................     38,273
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $230,346*)..................................     117.4%   235,710
                                                                             --------
            OTHER ASSETS AND LIABILITIES (NET)..................     (17.4)%
            Cash..........................................................   $      1
            Receivable for Fund shares sold...............................         30
            Dividends receivable..........................................          4
            Interest receivable...........................................      1,290
            Receivable for variation margin...............................         80
            Unrealized appreciation on swap contracts.....................         46
            Unrealized depreciation on swap contracts.....................       (455)
            Collateral on securities loaned...............................    (34,897)
            Payable for Fund shares redeemed..............................       (311)
            Investment advisory fee payable...............................        (69)
            Administration fee payable....................................        (29)
            Shareholder servicing and distribution fees payable...........        (49)
            Distributions payable.........................................       (357)
            Accrued Trustees' fees and expenses...........................        (73)
            Accrued expenses and other liabilities........................        (66)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................    (34,855)
                                                                             --------
            NET ASSETS..........................................     100.0%  $200,855
                                                                             ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment income..............   $   (335)
            Accumulated net realized loss on investments sold, futures
              contracts, swaps and options................................       (999)
            Net unrealized appreciation of investments, futures contracts
              and swaps...................................................      5,473
            Paid-in capital...............................................    196,716
                                                                             --------
            NET ASSETS....................................................   $200,855
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($106,546,558 / 9,900,467 shares outstanding)...............     $10.76
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($49,385,436 / 4,595,334 shares outstanding)................     $10.75
                                                                             ========

            Maximum sales charge..........................................      4.75%
            Maximum offering price per share..............................     $11.29

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($43,450,693 / 4,037,339 shares outstanding)................     $10.76
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($1,472,461 / 137,218 shares outstanding)...................     $10.73
                                                                             ========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 ++Amount represents less than $500 principal amount and/or $500.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $34,897.

 ##All or a portion of security segregated as collateral for futures contracts and swaps.

 (a)
   All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $33,721 and $33,986, respectively.

 (f)
   Restricted and illiquid security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                             VALUE
                                                                             (000)
------------------------------------------------------------------------------------
          INVESTMENT COMPANIES -- 100.0%
          Investment in Nations Master Investment Trust, Intermediate
            Bond Master Portfolio*......................................   $725,576
                                                                           --------
          TOTAL INVESTMENTS...................................     100.0%   725,576
                                                                           --------
          OTHER ASSETS AND
            LIABILITIES (NET).................................       0.0%

          Receivable for Fund shares sold...............................   $  1,063
          Payable for Fund shares redeemed..............................       (799)
          Administration fee payable....................................       (105)
          Shareholder servicing and distribution fees payable...........        (21)
          Accrued Trustees' fees and expenses...........................        (42)
          Accrued expenses and other liabilities........................       (101)
                                                                           --------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)......................         (5)
                                                                           --------
          NET ASSETS..........................................     100.0%  $725,571
                                                                           ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income...........................   $     68
          Accumulated net realized gain on investments sold.............      5,752
          Net unrealized appreciation of investments....................     20,754
          Paid-in capital...............................................    698,997
                                                                           --------
          NET ASSETS....................................................   $725,571
                                                                           ========


                                                                             VALUE
------------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($680,063,371 / 68,447,237 shares outstanding)..............      $9.94
                                                                           ========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($28,402,729 / 2,849,820 shares outstanding)................      $9.97
                                                                           ========

          Maximum sales charge..........................................      3.25%
          Maximum offering price per share..............................     $10.30

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($11,883,218 / 1,198,064 shares outstanding)................      $9.92
                                                                           ========
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($5,221,855 / 471,895 shares outstanding)...................     $11.07
                                                                           ========

---------------

 *The financial statements of the Intermediate Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 10.8%
            ASSET-BACKED -- AUTO LOANS -- 4.0%
$   2,190   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $    2,258
    1,731   AmeriCredit Automobile Receivables Trust, Series 2003-AM,
              Class A2A,
              1.670% 10/06/06.............................................        1,732
    4,000   AmeriCredit Automobile Receivables Trust, Series 2004-AF,
              Class A2,
              1.490% 05/07/07.............................................        4,003
      101   ANRC Auto Owner Trust, Series 2001-A, Class A3,
              3.760% 10/17/05.............................................          101
    4,000   BMW Vehicle Owner Trust, Series 2003-A, Class A3,
              1.940% 02/25/07.............................................        4,023
    2,146   Capital Auto Receivables Asset Trust, Series 2002-2, Class
              CTFS,
              4.180% 10/15/07.............................................        2,189
    1,853   Capital Auto Receivables Asset Trust, Series 2003-2, Class
              A2B,
              1.110%** 05/16/05...........................................        1,853
    2,329   Capital Auto Receivables Asset Trust, Series 2003-2, Class B,
              1.370%** 01/15/09...........................................        2,329
    5,000   Capital Auto Receivables Asset Trust, Series 2003-3, Class
              A1B,
              1.150%** 01/16/06...........................................        5,002
    2,000   Capital One Prime Auto Receivables Trust, Series 2004-1, Class
              A2,
              1.470% 06/15/06.............................................        2,002
    4,000   Chase Manhattan Auto Owner Trust, Series 2003-A, Class A3,
              1.520% 05/15/07.............................................        4,003
    2,000   Chase Manhattan Auto Owner Trust, Series 2003-A, Class CTFS,
              2.040% 12/15/09.............................................        2,001
    2,000   Chase Manhattan Auto Owner Trust, Series 2003-C, Class A3,
              2.260% 11/15/07.............................................        2,017
    1,500   Chase Manhattan Auto Owner Trust, Series 2003-C, Class CTFS,
              2.780% 06/15/10.............................................        1,520
    3,000   Daimler Chrysler Auto Trust, Series 2003-A, Class A2,
              1.520% 12/08/05.............................................        3,004
    6,610   Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................        6,921
    5,000   Ford Credit Auto Owner Trust, Series 2003-A, Class B1,
              3.160% 08/15/07.............................................        5,107
    8,000   Ford Credit Auto Owner Trust, Series 2003-B, Class A3B,
              1.140%** 01/15/07...........................................        8,005
    1,767   Harley Davidson Motorcycle Trust, Series 2003-2, Class A1,
              1.340% 01/15/08.............................................        1,767

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- AUTO LOANS -- (CONTINUED)
$     744   Harley-Davidson Motorcycle Trust, Series 2003-2, Class B,
              1.890% 02/15/11.............................................   $      746
    2,888   Honda Auto Receivables Owner Trust, Series 2002-3, Class A3,
              3.000% 05/18/06.............................................        2,911
    3,000   Honda Auto Receivables Owner Trust, Series 2003-1, Class A3,
              1.920% 11/20/06.............................................        3,016
    4,000   Honda Auto Receivables Owner Trust, Series 2003-2, Class A3,
              1.690% 02/21/07.............................................        4,010
    2,944   Household Automotive Trust, Series 2003-2, Class A3,
              2.310% 04/17/08.............................................        2,971
      360   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-1,
              Class A4,
              5.340% 12/15/05.............................................          365
      377   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-2,
              Class B,
              5.750% 06/15/07.............................................          382
      603   Nissan Auto Receivables Owner Trust, Series 2003-A, Class A2,
              1.450% 05/16/05.............................................          604
    5,000   Nissan Auto Receivables Owner Trust, Series 2003-B, Class A2,
              1.200% 11/15/05.............................................        5,000
    2,882   Toyota Auto Receivables Owner Trust, Series 2003-A, Class A2,
              1.280% 08/15/05.............................................        2,883
    5,000   WFS Financial Owner Trust, Series 2004-1, Class A2,
              1.510% 07/20/07.............................................        5,008
    5,000   WFS Financial Owner Trust, Series 2004-1, Class B,
              2.340% 08/22/11.............................................        5,022
                                                                             ----------
                                                                                 92,755
                                                                             ----------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 2.4%
   15,000   American Express Credit Account Master Trust, Series 2000-3,
              Class B,
              1.440%** 11/15/07##.........................................       15,037
    2,089   Bank One Issuance Trust, Series 2002-A4, Class A4,
              2.940% 06/16/08.............................................        2,131
    4,250   Bank One Issuance Trust, Series 2003-B2, Class B2,
              1.320%** 02/17/09...........................................        4,257
    3,500   Capital One Master Trust, Series 2002-3A, Class B,
              4.550% 02/15/08.............................................        3,582
   10,000   Capital One Multi-Asset Execution Trust, Series 2002-B1, Class
              B1,
              1.770% 07/15/08##...........................................       10,062

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- (CONTINUED)
$   5,000   Chase Credit Card Master Trust, Series 2001-3, Class B,
              1.430%** 09/15/06##.........................................   $    5,001
    2,630   Chase Credit Card Master Trust, Series 2002-2, Class C,
              1.990%** 07/16/07##.........................................        2,643
    4,100   Citibank Credit Card Issuance Trust, Series 2002-A3, Class A3,
              4.400% 05/15/07##...........................................        4,236
    2,500   Discover Card Master Trust I, Series 2001-4, Class A,
              1.180%** 10/16/06##.........................................        2,500
    7,000   MBNA Master Credit Card Trust, Series 1998-F, Class A,
              1.210%** 02/15/08##.........................................        7,009
                                                                             ----------
                                                                                 56,458
                                                                             ----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 3.0%
    3,140   Ameriquest Finance NIM Trust, Series 2003-N10A,
              1.350%** 08/25/08...........................................        3,140
    1,500   ARGENT Nim Trust, Series 2004-WN2, Class A,
              4.550% 04/25/34.............................................        1,500
    1,200   Block Mortgage Finance Inc., Series 1997-2, Class A6,
              1.510%** 05/25/27...........................................        1,200
      217   Bombardier Capital Mortgage Securitization, Series 1998-A,
              Class A3,
              6.230% 04/15/28.............................................          222
    4,633   CDC Mortgage Capital trust, Series 2003-HE4, Class A2,
              1.320%** 03/25/34...........................................        4,636
    9,061   Chase Funding Mortgage Loan Asset-Backed, Series 2003-6, Class
              2A1,
              1.260%** 5/25/21##..........................................        9,062
    4,954   Chase Funding Mortgage Loan Asset-Backed, Series 2004-1, Class
              1A1,
              1.200%** 11/25/18##.........................................        4,954
    1,195   Chase Funding Net Interest Margin, Series 2003-6A, Class Note,
              5.000% 01/27/35.............................................        1,193
      840   Contimortgage Home Equity Loan Trust, Series 1996-4, Class A9,
              6.880% 01/15/28.............................................          839
    2,174   Countrywide Asset-Backed Certificates, Series 2003-3, Class
              2A1,
              1.210%** 05/25/18...........................................        2,174
    4,462   Countrywide Asset-Backed Certificates, Series 2003-5, Class
              AF1B,
              1.270%** 08/25/22##.........................................        4,461
    3,693   First Alliance Mortgage Loan Trust, Series 1994-2, Class A1,
              7.625% 07/25/25##...........................................        3,690

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- HOME EQUITY LOANS -- (CONTINUED)
$     832   First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................   $      835
    5,000   GMAC Mortgage Corporation Loan Trust, Series 2004-HE1, Class
              A1,
              1.170%** 06/25/34##.........................................        5,005
    1,741   Indymac Nim Trust SPMD, Series 2002, Class B,
              1.470%** 11/25/32...........................................        1,741
    1,046   Long Beach Mortgage Loan Trust, Series 2003-4, Class AV2,
              1.160%** 08/25/33...........................................        1,046
    1,201   Merrill Lynch Mortgage Investors, Inc., Series 2002-HE1N,
              Class N1,
              1.690%** 11/25/09...........................................        1,203
    3,022   Oakwood Mortgage Investors Inc., Series 2002-B, Class A1,
              1.320%** 05/15/13##.........................................        2,956
    6,187   Residential Asset Securities Corporation, Series 2002-KS1,
              Class AI3,
              4.988% 02/25/27##...........................................        6,216
    3,767   Residential Asset Securities Corporation, Series 2003-KS7,
              Class AI1,
              1.210%** 03/25/19##.........................................        3,767
    5,000   Securitized Asset Backed Receivables, Series 2004-OP1, Class
              A2,
              1.340%** 02/25/34##.........................................        5,000
    3,667   Structured Asset Investment Loan Trust, Series 2003-BC7, Class
              1A1,
              1.220%** 07/25/33##.........................................        3,666
                                                                             ----------
                                                                                 68,506
                                                                             ----------
            ASSET-BACKED -- OTHER -- 1.4%
    2,618   Caterpillar Financial Asset Trust, Series 2003-A, Class A2,
              1.250% 10/25/05##...........................................        2,619
   14,880   CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09##...........................................       15,437
    2,261   Connecticut RRB Special Purpose Trust CL&P-1, Series 2001-1,
              Class A2,
              5.360% 03/30/07##...........................................        2,320
    3,500   Gracechurch Card Funding Plc, Series 6, Class B,
              1.292%** 02/17/09##.........................................        3,500
    9,253   Oncor Electric Delivery Transition Bond Company, Series
              2003-1, Class A1,
              2.260% 02/15/09##...........................................        9,332
                                                                             ----------
                                                                                 33,208
                                                                             ----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $249,873).............................................      250,927
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 33.3%
            AEROSPACE AND DEFENSE -- 0.4%
$     487   Boeing Company,
              5.125% 02/15/13.............................................   $      506
      290   General Dynamics Corporation,
              4.500% 08/15/10(a)..........................................          303
    1,524   Goodrich (BF) Corporation,
              7.625% 12/15/12(a)..........................................        1,811
    3,782   Northrop Grumman Corporation,
              7.125% 02/15/11##...........................................        4,470
    2,200   Raytheon Company,
              5.375% 04/01/13##...........................................        2,303
                                                                             ----------
                                                                                  9,393
                                                                             ----------
            AUTOMOTIVE -- 1.7%
    6,697   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08##...........................................        6,768
    4,898   Delphi Corporation,
              6.125% 05/01/04.............................................        4,912
   10,552   Ford Motor Company,
              7.450% 07/16/31##...........................................       10,539
    1,491   Ford Motor Credit Company,
              5.800% 01/12/09.............................................        1,537
    2,817   Ford Motor Credit Company,
              7.375% 10/28/09.............................................        3,092
    4,263   General Motors Acceptance Corporation,
              6.150% 04/05/07##...........................................        4,586
    2,782   General Motors Acceptance Corporation,
              6.875% 09/15/11##...........................................        3,018
    3,628   General Motors Acceptance Corporation,
              8.000% 11/01/31##...........................................        4,016
    1,056   General Motors Corporation,
              8.250% 07/15/23(a)..........................................        1,179
                                                                             ----------
                                                                                 39,647
                                                                             ----------
            BEVERAGES -- 0.4%
    2,856   Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33(a)..........................................        3,049
    5,772   Cadbury Schweppes US Fin,
              5.125% 10/01/13@............................................        5,971
                                                                             ----------
                                                                                  9,020
                                                                             ----------
            BROADCASTING AND CABLE -- 1.3%
    1,829   Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................        1,986
      128   Comcast Cable Communications, Inc.,
              6.375% 01/30/06.............................................          137
    1,550   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................        1,792
    6,456   Liberty Media Corporation,
              3.500% 09/25/06(a)..........................................        6,574
    2,159   Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................        2,987
    2,179   The Walt Disney Company, MTN,
              5.500% 12/29/06(a)..........................................        2,340
    1,200   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................        1,384

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$   1,740   Time Warner Inc.,
              8.110% 08/15/06.............................................   $    1,963
    2,472   Time Warner Inc.,
              9.125% 01/15/13.............................................        3,183
    5,525   Time Warner Inc.,
              7.625% 04/15/31##...........................................        6,464
    1,852   Viacom Inc., Class B,
              5.625% 05/01/07##...........................................        2,018
                                                                             ----------
                                                                                 30,828
                                                                             ----------
            CHEMICALS -- BASIC -- 0.2%
    1,994   The Dow Chemical Company,
              6.125% 02/01/11(a)..........................................        2,218
    1,375   The Dow Chemical Company,
              7.375% 11/01/29.............................................        1,600
                                                                             ----------
                                                                                  3,818
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.5%
    2,108   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................        2,164
    1,218   Eastman Chemical Company,
              3.250% 06/15/08.............................................        1,204
    2,428   Eastman Chemical Company,
              6.300% 11/15/18(a)..........................................        2,619
      569   Monsanto Company,
              4.000% 05/15/08.............................................          581
    1,989   Praxair, Inc.,
              4.750% 07/15/07(a)..........................................        2,120
    2,325   Praxair, Inc.,
              6.500% 03/01/08.............................................        2,625
                                                                             ----------
                                                                                 11,313
                                                                             ----------
            COMMERCIAL BANKING -- 5.8%
    3,823   AmSouth Bank N.A.,
              4.850% 04/01/13.............................................        3,921
   10,455   Bank One Corporation,
              6.000% 08/01/08##...........................................       11,681
   10,394   Citigroup Inc.,
              7.250% 10/01/10##...........................................       12,378
    2,760   Citigroup Inc.,
              6.000% 02/21/12.............................................        3,107
    1,988   City National Corporation,
              5.125% 02/15/13.............................................        2,047
    2,999   FleetBoston Financial Corporation,
              7.250% 09/15/05>............................................        3,237
    4,151   Golden West Financial Corporation,
              4.750% 10/01/12.............................................        4,296
    7,008   J.P. Morgan Chase & Co.,
              7.250% 06/01/07##...........................................        8,015
    2,805   Key Bank N.A.,
              7.000% 02/01/11.............................................        3,282
    2,861   Mellon Funding Corporation,
              4.875% 06/15/07##...........................................        3,068
    2,167   Mellon Funding Corporation,
              6.700% 03/01/08##...........................................        2,473

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
$   7,096   National City Bank,
              4.625% 05/01/13(a)..........................................   $    7,148
    2,246   PNC Funding Corporation,
              7.000% 09/01/04.............................................        2,298
    5,628   PNC Funding Corporation,
              5.750% 08/01/06##...........................................        6,076
    5,292   Popular North America Inc., MTN, Series E,
              6.125% 10/15/06##...........................................        5,776
      193   Regions Financial Corporation,
              6.375% 05/15/12.............................................          219
    2,174   Regions Financial Corporation,
              7.750% 09/15/24.............................................        2,715
    1,561   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................        1,586
        4   State Street Corporation,
              7.650% 06/15/10.............................................            5
       18   SunTrust Banks, Inc.,
              5.050% 07/01/07.............................................           19
    2,100   The Bank of New York, Inc., MTN, Series E,
              3.900% 09/01/07.............................................        2,199
    6,846   Union Planters Corporation,
              4.375% 12/01/10##...........................................        6,994
    3,654   US Bank N.A., Minnesota,
              2.850% 11/15/06.............................................        3,741
    6,752   US Bank N.A., Minnesota,
              6.375% 08/01/11##...........................................        7,751
    7,489   Wachovia Corporation,
              3.500% 08/15/08##...........................................        7,619
    1,855   Washington Mutual, Inc.,
              2.400% 11/03/05.............................................        1,870
    6,302   Washington Mutual, Inc.,
              5.625% 01/15/07##...........................................        6,828
    6,200   Washington Mutual, Inc.,
              4.625% 04/01/14##...........................................        6,076
      175   Wells Fargo and Company,
              3.500% 04/04/08(a)..........................................          179
    6,312   Wells Fargo Financial, Inc.,
              4.875% 06/12/07(a)..........................................        6,779
                                                                             ----------
                                                                                133,383
                                                                             ----------
            COMMERCIAL SERVICES -- 0.3%
    5,056   Waste Management, Inc.,
              7.375% 08/01/10##...........................................        5,957
                                                                             ----------
            COMPUTER SERVICES -- 0.1%
    1,726   SunGard Data Systems Inc.,
              4.875% 01/15/14@............................................        1,735
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
    6,394   Hewlett-Packard Company,
              5.750% 12/15/06(a)..........................................        6,962
    3,173   International Business Machines Corporation,
              4.875% 10/01/06.............................................        3,390

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- (CONTINUED)
$       7   International Business Machines Corporation,
              4.750% 11/29/12(a)..........................................   $        7
    2,037   International Business Machines Corporation,
              6.500% 01/15/28.............................................        2,273
      756   International Business Machines Corporation,
              5.875% 11/29/32.............................................          784
                                                                             ----------
                                                                                 13,416
                                                                             ----------
            CONGLOMERATES -- 0.1%
    2,108   General Electric Company,
              5.000% 02/01/13.............................................        2,207
                                                                             ----------
            CONSTRUCTION -- 0.9%
    3,662   Beazer Homes USA, Inc.,
              6.500% 11/15/13@(a).........................................        3,854
    5,018   D. R. Horton, Inc.,
              7.875% 08/15/11.............................................        5,872
    1,820   K. Hovnanian Enterprises Inc.,
              6.500% 01/15/14.............................................        1,861
    5,455   KB Home,
              5.750% 02/01/14@............................................        5,414
    3,102   Toll Brothers, Inc.,
              4.950% 03/15/14@............................................        3,056
                                                                             ----------
                                                                                 20,057
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.9%
    4,535   American Express Company,
              5.500% 09/12/06##...........................................        4,897
    1,887   American Express Company,
              3.750% 11/20/07.............................................        1,966
    1,470   American Express Credit Corporation,
              3.000% 05/16/08.............................................        1,473
    2,090   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08##...........................................        2,055
   10,093   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06.............................................       10,821
                                                                             ----------
                                                                                 21,212
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 0.7%
    2,876   Target Corporation,
              5.400% 10/01/08(a)..........................................        3,148
    1,320   Target Corporation,
              5.375% 06/15/09(a)..........................................        1,443
    3,112   Target Corporation,
              5.875% 03/01/12.............................................        3,455
    4,057   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................        4,365

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- (CONTINUED)
$      80   Wal-Mart Stores, Inc.,
              4.375% 07/12/07.............................................   $       85
    2,600   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................        2,637
                                                                             ----------
                                                                                 15,133
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 0.1%
    1,926   Fortune Brands, Inc.,
              2.875% 12/01/06(a)..........................................        1,961
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 2.2%
    1,804   Appalachian Power Company, Series G,
              3.600% 05/15/08.............................................        1,823
    4,308   Cinergy Corporation,
              6.250% 09/01/04.............................................        4,390
    3,280   Consolidated Edison Company of New York, Series 2000C,
              6.625% 12/15/05.............................................        3,542
      912   Dominion Resources, Inc.,
              5.000% 03/15/13.............................................          927
    2,125   Exelon Generation Company, LLC,
              5.350% 01/15/14@............................................        2,190
      553   New York State Electric & Gas,
              5.750% 05/01/23.............................................          551
      727   Ohio Edison Company,
              4.000% 05/01/08@............................................          736
      976   Pacific Gas and Electric Company,
              4.200% 03/01/11.............................................          977
    1,377   Pacific Gas and Electric Company,
              6.050% 03/01/34.............................................        1,393
    1,416   Pepco Holdings, Inc.,
              5.500% 08/15/07.............................................        1,524
    5,000   PG&E Corporation,
              6.875% 07/15/08@............................................        5,456
    7,344   Progress Energy, Inc.,
              6.050% 04/15/07.............................................        8,009
    1,205   PSEG Power LLC,
              5.500% 12/01/15.............................................        1,234
    1,701   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08.............................................        1,752
    6,330   TXU Energy Company,
              7.000% 03/15/13.............................................        7,255
    4,405   Westar Energy Inc.,
              9.750% 05/01/07.............................................        5,093
    2,703   Westar Energy, Inc.,
              7.875% 05/01/07.............................................        3,081
                                                                             ----------
                                                                                 49,933
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 1.6%
    4,400   American Electric Power Company, Inc.,
              5.250% 06/01/15.............................................        4,478
    7,799   Centerpoint Energy Resources Corporation, Series B,
              7.875% 04/01/13.............................................        9,028

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
$   1,118   Duquesne Light Company,
              6.700% 04/15/12.............................................   $    1,289
      365   Energy East Corporation,
              6.750% 06/15/12.............................................          416
    2,626   FirstEnergy Corporation, Series B,
              6.450% 11/15/11.............................................        2,875
    1,341   FirstEnergy Corporation, Series C,
              7.375% 11/15/31.............................................        1,495
    4,302   MidAmerican Energy Holdings,
              5.000% 02/15/14@............................................        4,295
    1,710   Southern California Edison Company,
              5.000% 01/15/14.............................................        1,755
    1,140   Southern California Edison Company,
              6.000% 01/15/34.............................................        1,171
    3,248   Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................        3,541
    1,753   Southern Power Company, Series B,
              6.250% 07/15/12.............................................        1,940
    3,516   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................        3,785
                                                                             ----------
                                                                                 36,068
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 0.8%
    3,970   Devon Energy Corporation,
              7.950% 04/15/32.............................................        4,919
    6,526   Pioneer Natural Resources Company,
              6.500% 01/15/08.............................................        7,268
    5,520   XTO Energy, Inc.,
              7.500% 04/15/12.............................................        6,564
                                                                             ----------
                                                                                 18,751
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 2.2%
    3,808   Associates Corporation of North America,
              6.950% 11/01/18.............................................        4,580
    2,752   CIT Group Inc.,
              7.375% 04/02/07.............................................        3,128
    1,419   General Electric Capital Corporation, MTN, Series A,
              4.250% 01/15/08.............................................        1,491
   10,539   General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32##...........................................       12,174
    3,546   Household Finance Corporation,
              7.200% 07/15/06.............................................        3,937
    4,336   Household Finance Corporation,
              5.875% 02/01/09.............................................        4,805
    1,907   Household Finance Corporation,
              6.375% 11/27/12.............................................        2,158
    2,133   Household Finance Corporation,
              7.350% 11/27/32.............................................        2,599
    1,743   International Lease Finance Corporation,
              4.500% 05/01/08.............................................        1,830
    6,760   International Lease Finance Corporation,
              3.500% 04/01/09.............................................        6,738

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$   2,226   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................   $    2,260
    2,700   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................        2,985
    2,025   National Rural Utilities Cooperative Finance Corporation, MTN,
              Series C,
              8.000% 03/01/32.............................................        2,645
                                                                             ----------
                                                                                 51,330
                                                                             ----------
            FOOD AND DRUG STORES -- 0.5%
    1,234   Fred Meyer, Inc.,
              7.375% 03/01/05.............................................        1,297
    6,630   Fred Meyer, Inc.,
              7.450% 03/01/08.............................................        7,670
      663   The Kroger Company,
              6.800% 04/01/11.............................................          761
      804   The Kroger Company,
              6.750% 04/15/12.............................................          919
                                                                             ----------
                                                                                 10,647
                                                                             ----------
            FOOD PRODUCTS -- 0.1%
    2,435   Unilever Capital Corporation,
              6.875% 11/01/05.............................................        2,629
                                                                             ----------
            HEALTH SERVICES -- 0.5%
    2,777   Cardinal Health, Inc.,
              6.750% 02/15/11.............................................        3,244
    6,769   Wellpoint Health Networks Inc.,
              6.375% 06/15/06##...........................................        7,372
    1,213   Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................        1,369
                                                                             ----------
                                                                                 11,985
                                                                             ----------
            HEAVY MACHINERY -- 0.6%
    4,968   Caterpillar Financial Services Corporation,
              5.950% 05/01/06##...........................................        5,370
    3,142   Caterpillar Financial Services Corporation, MTN, Series F,
              2.350% 09/15/06##...........................................        3,154
    4,098   John Deere Capital Corporation, MTN, Series D,
              3.125% 12/15/05##...........................................        4,209
                                                                             ----------
                                                                                 12,733
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 0.1%
    1,926   Procter & Gamble Company,
              4.750% 06/15/07.............................................        2,065
                                                                             ----------
            INSURANCE -- 1.2%
      162   Allstate Financial Global Funding,
              7.125% 09/26/05@............................................          175
    1,168   Hartford Life, Inc.,
              7.375% 03/01/31(a)..........................................        1,434
      990   Marsh & McLennan Companies, Inc.,
              5.875% 08/01/33.............................................        1,010

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
$   2,213   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................   $    2,165
      938   MetLife, Inc.,
              5.375% 12/15/12.............................................          995
    1,796   MetLife, Inc.,
              6.500% 12/15/32.............................................        1,999
      934   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................        1,027
    4,754   Principal Life Global,
              6.250% 02/15/12@............................................        5,393
    1,557   Progressive Corporation,
              6.250% 12/01/32(a)..........................................        1,689
    6,773   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................        7,643
    1,605   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06.............................................        1,615
    1,095   The Hartford Financial Services Group, Inc.,
              4.625% 07/15/13@............................................        1,098
    1,219   Unitrin Inc.,
              4.875% 11/01/10.............................................        1,265
                                                                             ----------
                                                                                 27,508
                                                                             ----------
            INTEGRATED OIL -- 0.7%
    2,075   Pemex Project Funding Master Trust,
              7.375% 12/15/14.............................................        2,308
    5,747   Pemex Project Funding Master Trust,
              8.625%** 02/01/22...........................................        6,638
    7,032   USX Corporation,
              6.650% 02/01/06.............................................        7,608
                                                                             ----------
                                                                                 16,554
                                                                             ----------
            INVESTMENT SERVICES -- 3.0%
    1,956   Bear Stearns Companies Inc.,
              6.500% 05/01/06.............................................        2,133
    6,256   Bear Stearns Companies Inc.,
              4.500% 10/28/10.............................................        6,460
      704   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................          762
    3,452   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................        3,856
    1,200   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................        1,252
    4,619   Goldman Sachs Group, Inc.,
              6.875% 01/15/11.............................................        5,367
    5,858   Goldman Sachs Group, Inc.,
              6.600% 01/15/12.............................................        6,714
      808   Goldman Sachs Group, Inc.,
              5.700% 09/01/12(a)..........................................          874
    4,997   Lehman Brothers Holdings Inc.,
              4.000% 01/22/08.............................................        5,186
    4,530   Lehman Brothers Holdings Inc.,
              7.000% 02/01/08.............................................        5,193
    1,351   Lehman Brothers Holdings Inc.,
              7.875% 08/15/10.............................................        1,652
    5,640   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09(a)..........................................        6,296

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
$   2,538   Merrill Lynch & Company, Inc., MTN, Series B,
              2.070% 06/12/06.............................................   $    2,558
    2,717   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08##...........................................        2,776
    9,009   Morgan Stanley,
              6.750% 04/15/11##...........................................       10,407
    4,203   Morgan Stanley,
              6.600% 04/01/12(a)..........................................        4,832
       51   Morgan Stanley,
              5.300% 03/01/13.............................................           54
    2,557   Salomon Smith Barney Holdings Inc.,
              6.500% 02/15/08##...........................................        2,887
                                                                             ----------
                                                                                 69,259
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 0.1%
    1,819   Bristol-Myers Squibb Company,
              4.750% 10/01/06.............................................        1,926
                                                                             ----------
            METALS AND MINING -- 0.2%
    3,385   Alcoa Inc.,
              7.375% 08/01/10.............................................        4,065
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.2%
    3,631   NiSource Finance Corporation,
              5.400% 07/15/14.............................................        3,750
    1,594   Southern California Gas Company, Series HH,
              5.450% 04/15/18.............................................        1,692
                                                                             ----------
                                                                                  5,442
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.9%
    3,144   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06.............................................        3,372
    4,046   Duke Capital LLC,
              4.370% 03/01/09.............................................        4,091
    8,333   Kinder Morgan, Inc.,
              6.650% 03/01/05##...........................................        8,680
    3,991   Teppco Partners, LP,
              7.625% 02/15/12.............................................        4,764
                                                                             ----------
                                                                                 20,907
                                                                             ----------
            OIL REFINING AND MARKETING -- 0.1%
    2,846   Valero Energy Corporation,
              6.875% 04/15/12.............................................        3,276
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.5%
    2,246   Champion International Corporation,
              7.350% 11/01/25.............................................        2,565
    2,317   International Paper Company,
              4.250% 01/15/09.............................................        2,377
    1,993   International Paper Company,
              5.850%** 10/30/12...........................................        2,140

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- (CONTINUED)
$   1,705   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................   $    1,914
    2,710   MeadWestvaco Corporation,
              8.200% 01/15/30.............................................        3,287
                                                                             ----------
                                                                                 12,283
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.4%
    2,485   Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................        2,931
      647   News America Holdings Inc.,
              9.250% 02/01/13.............................................          850
    3,650   News America Holdings Inc.,
              8.150% 10/17/36.............................................        4,603
      166   News America Inc.,
              6.625% 01/09/08(a)..........................................          187
      840   News America Inc.,
              6.550% 03/15/33.............................................          891
      464   R.R. Donnelley & Sons Company,
              4.950% 04/01/14@............................................          471
                                                                             ----------
                                                                                  9,933
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
    4,184   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................        4,888
                                                                             ----------
            REAL ESTATE -- 0.3%
    3,136   EOP Operating LP,
              7.000% 07/15/11.............................................        3,637
    3,822   EOP Operating LP,
              4.750% 03/15/14.............................................        3,768
      567   ERP Operating LP,
              5.200% 04/01/13.............................................          590
                                                                             ----------
                                                                                  7,995
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.9%
    5,483   Camden Property Trust,
              5.375% 12/15/13.............................................        5,679
    2,311   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................        2,611
    2,464   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................        2,464
    5,439   iStar Financial, Inc.,
              4.875% 01/15/09@............................................        5,493
    5,283   Simon Property Group, Inc.,
              3.750% 01/30/09@............................................        5,365
                                                                             ----------
                                                                                 21,612
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 2.0%
      757   AT&T Corporation,
              8.050% 11/15/11.............................................          885
      526   AT&T Corporation,
              8.750% 11/15/31.............................................          620
    1,330   AT&T Wireless Services Inc.,
              8.125% 05/01/12.............................................        1,620

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$   1,232   AT&T Wireless Services Inc.,
              8.750% 03/01/31.............................................   $    1,598
    3,803   BellSouth Corporation,
              5.000% 10/15/06.............................................        4,060
    1,137   BellSouth Telecommunications Inc.,
              6.375% 06/01/28(a)..........................................        1,216
    7,197   SBC Communications Inc.,
              5.750% 05/02/06.............................................        7,744
    1,009   Sprint Capital Corporation,
              6.125% 11/15/08.............................................        1,112
    5,223   Sprint Capital Corporation,
              8.375% 03/15/12##...........................................        6,360
    3,977   Sprint Capital Corporation,
              8.750% 03/15/32(a)..........................................        5,027
      238   Verizon Florida Inc., Series F,
              6.125% 01/15/13.............................................          259
      159   Verizon Global Funding Corporation,
              7.750% 12/01/30.............................................          193
    5,537   Verizon New England Inc.,
              6.500% 09/15/11##...........................................        6,250
    9,157   Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11##...........................................        9,854
                                                                             ----------
                                                                                 46,798
                                                                             ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $724,060                                                    767,667
                                                                             ----------
            FOREIGN BONDS AND NOTES -- 3.5%
            BROADCASTING AND CABLE -- 0.0%+
      532   Rogers Cable Inc.,
              6.250% 06/15/13.............................................          550
                                                                             ----------
            BUILDING MATERIALS -- 0.1%
    2,287   Hanson Overseas BV,
              6.750% 09/15/05##...........................................        2,445
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.0%+
      754   Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................          767
                                                                             ----------
            COMMERCIAL BANKING -- 0.2%
      479   Korea Development Bank,
              7.250% 05/15/06.............................................          527
    3,657   Scotland International Finance,
              4.250% 05/23/13@............................................        3,584
                                                                             ----------
                                                                                  4,111
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 0.3%
    5,461   Tyco International Group SA,
              6.375% 10/15/11##...........................................        5,973
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
    1,769   Transalta Corporation,
              5.750% 12/15/13.............................................        1,834
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INTEGRATED OIL -- 0.6%
$   4,089   BP Capital Markets,
              2.750% 12/29/06.............................................   $    4,166
    3,495   Conoco Funding Company,
              5.450% 10/15/06.............................................        3,776
    4,830   Conoco Funding Company,
              6.350% 10/15/11.............................................        5,544
    1,087   Suncor Energy, Inc.,
              5.950% 12/01/34.............................................        1,136
                                                                             ----------
                                                                                 14,622
                                                                             ----------
            METALS AND MINING -- 0.4%
    1,144   Alcan Inc.,
              6.450% 03/15/11.............................................        1,302
    1,448   Alcan Inc.,
              7.250% 03/15/31.............................................        1,746
    1,593   BHP Finance USA Ltd.,
              4.800% 04/15/13.............................................        1,647
    2,183   Codelco Inc.,
              5.500% 10/15/13@............................................        2,300
    1,145   Placer Dome, Inc.,
              6.450% 10/15/35@............................................        1,230
    1,451   Rio Tinto Finance (USA) Ltd.,
              2.625% 09/30/08.............................................        1,421
                                                                             ----------
                                                                                  9,646
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.2%
    3,371   Thomson Corporation,
              5.250% 08/15/13.............................................        3,594
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
    3,339   Canadian National Railway Company,
              6.900% 07/15/28.............................................        3,947
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 1.4%
    1,726   British Telecommunications, plc,
              8.375%** 12/15/10##.........................................        2,133
      774   British Telecommunications, plc,
              8.875%** 12/15/30...........................................        1,033
    7,508   Deutsche Telekom International Finance BV,
              5.250% 07/22/13##...........................................        7,816
    3,285   Deutsche Telekom International Finance BV,
              8.250% 06/15/30##...........................................        4,307
    3,522   France Telecom SA,
              8.500% 03/01/31##...........................................        4,761
      432   Intelsat Ltd.,
              6.500% 11/01/13.............................................          465

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$   3,735   Telefonos de Mexico, SA,
              4.500% 11/19/08##@..........................................   $    3,810
    7,873   Telus Corporation,
              7.500% 06/01/07##...........................................        8,955
                                                                             ----------
                                                                                 33,280
                                                                             ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $77,807)..............................................       80,769
                                                                             ----------
            MORTGAGE-BACKED SECURITIES -- 32.5%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.0%
    3,147   Fannie Mae, Series 2001-43, Class EG,
              6.500% 08/25/29.............................................        3,151
    8,178   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17##...........................................        8,801
    8,781   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17##...........................................        9,281
       75   FNR, Series 1991-20, Class G,
              8.250% 03/25/06.............................................           78
    2,151   Freddie Mac, Series 2360, Class CH,
              6.500% 08/15/30.............................................        2,174
    4,971   Freddie Mac, Series 2420, Class EC,
              6.500% 03/15/30##...........................................        4,994
    5,261   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29##...........................................        5,277
   10,745   Freddie Mac, Series 2632, Class YI,
              5.500% 08/15/22.............................................          754
   10,044   Freddie Mac, Series 2664, Class IO,
              5.500% 05/15/27.............................................        1,093
   10,814   Freddie Mac, Series 2692, Class IA,
              5.500% 01/15/23.............................................          959
   60,183   GMAC Commercial Mortgage Securities Inc., Series 1997-C1,
              Class X, Interest Only,
              1.537%** 07/15/27##.........................................        3,256
   85,444   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30##.........................................        3,063
    2,601   Salomon Brothers Mortgage Securities VII, Series 2002-CDCA,
              Class A1
              1.370%** 11/15/13@##........................................        2,599
                                                                             ----------
                                                                                 45,480
                                                                             ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 1.6%
        2     9.000% 01/01/05.............................................            2
       86     8.000% 11/01/09-04/01/10....................................           93
      442     8.500% 11/01/26.............................................          481
   35,041     6.500% 11/01/32.............................................       36,826
                                                                             ----------
                                                                                 37,402
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 24.2%
$  40,000     4.375% 07/17/13##...........................................   $   39,490
      370     6.000% 09/01/16.............................................          390
   45,242     5.000% 03/01/18(d)..........................................       46,500
  151,134     5.000% 03/01/18(d)..........................................      155,337
      150     10.000% 09/01/18............................................          169
  117,000     6.500% 02/01/32(d)..........................................      122,887
   21,191     6.500% 05/01/32-05/01/33....................................       22,266
  169,000     5.500% 10/01/33(d)..........................................      173,120
      111     3.199%** 08/01/36...........................................          112
                                                                             ----------
                                                                                560,271
                                                                             ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 4.7%
      301     8.500% 12/15/05-02/15/25....................................          333
    1,228     8.000% 11/15/07-05/15/17....................................        1,294
       15     9.500% 06/15/09-09/15/09....................................           17
       17     13.000% 01/15/11-02/15/11...................................           20
    4,653     7.000% 10/01/11-01/15/30....................................        4,964
    4,823     7.500% 12/15/23-07/20/28....................................        5,203
   63,592     5.500% 12/16/33(d)..........................................       65,399
   30,967     5.500% 12/16/33(d)..........................................       31,847
                                                                             ----------
                                                                                109,077
                                                                             ----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $752,665).............................................      752,230
                                                                             ----------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 2.1%
    5,494   Hellenic Republic,
              6.950% 03/04/08.............................................        6,305
       66   Ontario (Province of),
              7.000% 08/04/05##...........................................           71
    5,926   Quebec (Province of),
              7.500% 09/15/29##...........................................        7,728
    3,649   Region of Lombardy,
              5.804% 10/25/32##...........................................        3,920
    2,120   Republic of Argentina, Series 2031,
              12.000%** 06/19/31(a) (b)...................................          588
    1,649   Republic of Chile,
              5.500% 01/15/13.............................................        1,743
    3,662   Republic of Italy,
              2.750% 12/15/06.............................................        3,702
    5,780   Republic of Poland,
              5.250% 01/15/14##...........................................        6,026
    6,750   United Mexican States,
              8.375% 01/14/11##...........................................        8,204
    3,056   United Mexican States,
              6.375% 01/16/13##...........................................        3,310
    6,591   United Mexican States,
              7.500% 04/08/33##...........................................        7,184
                                                                             ----------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $45,318)..............................................       48,781
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.0%
            FEDERAL FARM CREDIT BANK (FFCB) -- 0.6%
$  10,000     2.375% 10/01/04##...........................................   $   10,064
    2,655     2.500% 03/15/06.............................................        2,693
                                                                             ----------
                                                                                 12,757
                                                                             ----------
            FEDERAL HOME LOAN BANK (FHLB) -- 0.2%
    2,300     3.625% 11/14/08##...........................................        2,367
    2,500     3.875% 06/14/13##...........................................        2,456
                                                                             ----------
                                                                                  4,823
                                                                             ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.3%
    5,000     2.125% 11/15/05##...........................................        5,045
    4,000     5.500% 07/15/06.............................................        4,318
    4,000     7.100% 04/10/07.............................................        4,561
    3,634     5.750% 03/15/09.............................................        4,078
    4,078     4.500% 01/15/13.............................................        4,190
    7,510     4.875% 11/15/13##...........................................        7,870
    2,000     6.750% 03/15/31.............................................        2,416
                                                                             ----------
                                                                                 32,478
                                                                             ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.9%
    5,249     5.250% 01/15/09##...........................................        5,766
    4,000     3.250% 02/15/09##...........................................        4,033
    7,000     4.125% 04/15/14##...........................................        6,884
    2,567     7.250% 05/15/30##...........................................        3,275
                                                                             ----------
                                                                                 19,958
                                                                             ----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $68,296)..............................................       70,016
                                                                             ----------
            U.S. TREASURY OBLIGATIONS -- 11.4%
            U.S. TREASURY BONDS -- 0.4%
    2,700     6.250% 08/15/23##...........................................        3,210
    6,000     5.375% 02/15/31##...........................................        6,540
                                                                             ----------
                                                                                  9,750
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 8.4%
$   9,000     1.625% 01/31/05##...........................................   $    9,039
    9,750     1.500% 02/28/05(a)..........................................        9,784
   26,000     1.625% 03/31/05##...........................................       26,123
   15,000     1.625% 04/30/05##...........................................       15,072
    5,000     1.875% 11/30/05##...........................................        5,038
   15,000     1.875% 12/31/05##...........................................       15,105
   14,000     1.875% 01/31/06##...........................................       14,093
    5,000     1.625% 02/28/06##...........................................        5,008
   14,525     2.000% 05/15/06##...........................................       14,641
    8,000     3.000% 11/15/07(a)..........................................        8,212
   46,000     3.250% 01/15/09##...........................................       47,050
    9,000     3.000% 02/15/09##...........................................        9,098
    6,030     4.250% 08/15/13##...........................................        6,249
   10,000     4.000% 02/15/14(a)..........................................       10,131
                                                                             ----------
                                                                                194,643
                                                                             ----------
            U.S. TREASURY STRIPS -- 2.6%
   50,000   Interest only,
              5.221%*** 05/15/23##........................................       18,665
   76,500   TIGR Receipts,
              4.701%*** 05/15/17##........................................       41,583
                                                                             ----------
                                                                                 60,248
                                                                             ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $260,925).............................................      264,641
                                                                             ----------
 SHARES
---------
            WARRANTS -- 0.0%+
              (Cost $0)
    2,898   Solutia Inc.,
              Expire 07/15/09!!(e)........................................            0++
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

 SHARES                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT
              COMPANIES -- 30.4%
    9,509   High Yield Portfolio@@##......................................   $   93,869
  580,886   Nations Cash Reserves, Capital Class Shares#..................      580,886
    1,668   Nations Convertible Securities Fund, Primary A Shares@@.......       28,886
            TOTAL AFFILIATED INVESTMENT COMPANIES
              (Cost $694,109).............................................      703,641
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $2,873,053*)................................     127.0%   2,938,672
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     (27.0)%
            Cash..........................................................   $      634
            Foreign cash (cost $93).......................................           94
            Unrealized appreciation on forward foreign exchange
              contracts...................................................        1,679
            Receivable for investment securities sold.....................       82,783
            Receivable for Fund shares sold...............................        4,876
            Dividends receivable from affiliates..........................          967
            Interest receivable...........................................       18,585
            Receivable for variation margin...............................          316
            Unrealized appreciation on swap contracts.....................        4,186
            Unrealized depreciation on forward foreign exchange
              contracts...................................................       (2,666)
            Unrealized depreciation on swap contracts.....................      (10,217)
            Collateral on securities loaned...............................      (29,334)
            Payable for Fund shares redeemed..............................       (2,686)
            Investment advisory fee payable...............................         (904)
            Administration fee payable....................................         (433)
            Shareholder servicing and distribution fees payable...........          (21)
            Distributions payable.........................................       (5,200)
            Payable for investment securities purchased...................     (685,315)
            Accrued Trustees' fees and expenses...........................          (96)
            Accrued expenses and other liabilities........................       (1,946)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (624,698)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $2,313,974
                                                                             ==========

                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $   12,558
            Accumulated net realized gain on investments sold, futures
              contracts, swaps, options and currency contracts............       12,180
            Net unrealized appreciation of investments, futures contracts,
              swaps and currency contracts................................       63,664
            Paid-in capital...............................................    2,225,572
                                                                             ----------
            NET ASSETS....................................................   $2,313,974
                                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($2,260,518,682 / 222,182,844 shares outstanding)...........       $10.17
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($38,113,932 / 3,748,547 shares outstanding)................       $10.17
                                                                             ==========

            Maximum sales charge..........................................        3.25%
            Maximum offering price per share..............................       $10.51

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($13,518,003 / 1,329,116 shares outstanding)................       $10.17
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($1,822,967 / 179,312 shares outstanding)...................       $10.17
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at
   March 31, 2004.
 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

 !!Non-income producing security.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 > Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 + Amount represents less than 0.1%.

 ++Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $29,334.

 ##All or a portion of security segregated as collateral for futures contracts, swaps and TBA.

 (a)
   All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $28,254 and $28,621, respectively.

 (b)
   Issue in default.

 (d)
   TBA (To Be Announced) -- securities purchased on a forward commitment basis.

 (e)
   Fair valued security (see Note 1).

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 3.7%
            ASSET-BACKED -- AUTO LOANS -- 2.8%
 $    656   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08##...........................................   $     676
      940   AmeriCredit Automobile Receivables Trust, Series 2004-BM,
              Class A3,
              2.070% 08/06/08##...........................................         940
      623   Bank One Auto Securitization Trust, Series 2003-1, Class A3,
              1.820% 09/20/07.............................................         625
       66   Capital Auto Receivables Asset Trust, Series 2002-2, Class
              CTFS,
              4.180% 10/15/07.............................................          67
      951   Capital Auto Receivables Asset Trust, Series 2002-3, Class
              A2A,
              3.050% 09/15/05##...........................................         959
      200   Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................         209
      485   Ford Credit Auto Owner Trust, Series 2003-A, Class A4A,
              2.700% 06/15/07.............................................         493
    1,391   Household Automotive Trust, Series 2003-2, Class A3,
              2.310% 04/17/08##...........................................       1,404
      206   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-1,
              Class A4,
              5.340% 12/15/05.............................................         208
      563   Nissan Auto Receivables Owner Trust, Series 2003-C, Class A4,
              2.700% 12/17/07.............................................         572
      800   Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A3,
              2.270% 10/22/07##...........................................         807
                                                                             ---------
                                                                                 6,960
                                                                             ---------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.7%
      226   American Express Credit Account Master, Series 2003-4, Class
              A,
              1.690% 01/15/09.............................................         224
    1,130   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
              2.500% 04/07/08##...........................................       1,144
      212   Discover Card Master Trust I, Series 2001-6, Class A,
              5.750% 12/15/08.............................................         229
                                                                             ---------
                                                                                 1,597
                                                                             ---------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.0%+
       26   First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................          26
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            ASSET-BACKED -- OTHER -- 0.2%
 $    420   CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09.............................................   $     436
                                                                             ---------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $8,930)...............................................       9,019
                                                                             ---------
            CORPORATE BONDS AND NOTES -- 16.5%
            AEROSPACE AND DEFENSE -- 0.3%
      108   Boeing Company,
              5.125% 02/15/13.............................................         112
       19   General Dynamics Corporation,
              4.500% 08/15/10.............................................          20
       91   Goodrich (BF) Corporation,
              7.625% 12/15/12.............................................         108
      204   Northrop Grumman Corporation,
              7.125% 02/15/11.............................................         241
      125   Raytheon Company,
              5.375% 04/01/13.............................................         131
                                                                             ---------
                                                                                   612
                                                                             ---------
            AUTOMOTIVE -- 0.8%
      443   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08.............................................         448
      124   Delphi Corporation,
              6.125% 05/01/04.............................................         124
      531   Ford Motor Company,
              7.450% 07/16/31.............................................         531
      256   General Motors Acceptance Corporation,
              6.150% 04/05/07.............................................         275
      166   General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................         180
      304   General Motors Acceptance Corporation,
              8.000% 11/01/31.............................................         336
                                                                             ---------
                                                                                 1,894
                                                                             ---------
            BEVERAGES -- 0.2%
      176   Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33.............................................         188
      349   Cadbury Schweppes US Fin,
              5.125% 10/01/13@............................................         361
                                                                             ---------
                                                                                   549
                                                                             ---------
            BROADCASTING AND CABLE -- 0.7%
      110   Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................         119
       18   Comcast Cable Communications, Inc.,
              6.375% 01/30/06.............................................          19
       94   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................         109
      385   Liberty Media Corporation,
              3.500% 09/25/06.............................................         392
      135   Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................         187
      129   The Walt Disney Company, MTN,
              5.500% 12/29/06(a)..........................................         139

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
 $    181   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................   $     209
       11   Time Warner Inc.,
              8.110% 08/15/06.............................................          12
       45   Time Warner Inc.,
              9.125% 01/15/13.............................................          58
      366   Time Warner Inc.,
              7.625% 04/15/31.............................................         428
      110   Viacom Inc., Class B,
              5.625% 05/01/07.............................................         120
                                                                             ---------
                                                                                 1,792
                                                                             ---------
            CHEMICALS -- BASIC -- 0.1%
       92   The Dow Chemical Company,
              6.125% 02/01/11.............................................         102
       68   The Dow Chemical Company,
              7.375% 11/01/29.............................................          79
                                                                             ---------
                                                                                   181
                                                                             ---------
            CHEMICALS -- SPECIALTY -- 0.3%
      115   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................         118
       69   Eastman Chemical Company,
              3.250% 06/15/08.............................................          68
      145   Eastman Chemical Company,
              6.300% 11/15/18.............................................         156
       30   Monsanto Company,
              4.000% 05/15/08.............................................          31
      283   Praxair, Inc.,
              6.900% 11/01/06##...........................................         316
      101   Praxair, Inc.,
              4.750% 07/15/07.............................................         108
       32   Praxair, Inc.,
              6.500% 03/01/08.............................................          36
                                                                             ---------
                                                                                   833
                                                                             ---------
            COMMERCIAL BANKING -- 3.0%
      223   AmSouth Bank N.A.,
              4.850% 04/01/13##...........................................         229
      623   Bank One Corporation,
              6.000% 08/01/08##...........................................         695
      621   Citigroup Inc.,
              7.250% 10/01/10##...........................................         739
      167   Citigroup Inc.,
              6.000% 02/21/12.............................................         188
      106   City National Corporation,
              5.125% 02/15/13.............................................         109
      157   FleetBoston Financial Corporation,
              7.250% 09/15/05 >...........................................         169
      223   Golden West Financial Corporation,
              4.750% 10/01/12.............................................         231
      345   J.P. Morgan Chase & Co.,
              7.250% 06/01/07##...........................................         395
      122   Key Bank N.A.,
              7.000% 02/01/11.............................................         143
       70   Mellon Funding Corporation,
              4.875% 06/15/07.............................................          75
       40   Mellon Funding Corporation,
              6.700% 03/01/08.............................................          46

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
 $    418   National City Bank,
              4.625% 05/01/13##...........................................   $     421
       94   PNC Funding Corporation,
              7.000% 09/01/04.............................................          96
      156   PNC Funding Corporation,
              5.750% 08/01/06.............................................         168
      125   Popular North America Inc.,
              4.250% 04/01/08.............................................         130
      114   Popular North America Inc., MTN, Series E,
              6.125% 10/15/06.............................................         124
       70   Regions Financial Corporation,
              7.750% 09/15/24.............................................          87
       86   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................          87
      125   The Bank of New York, Inc., MTN, Series E,
              3.900% 09/01/07.............................................         131
      187   U.S. Bancorp, MTN, Series N,
              5.100% 07/15/07.............................................         203
      418   Union Planters Corporation,
              4.375% 12/01/10##...........................................         427
      181   US Bank N.A., Minnesota,
              2.850% 11/15/06.............................................         185
      358   US Bank N.A., Minnesota,
              6.375% 08/01/11##...........................................         411
      382   Wachovia Corporation,
              3.500% 08/15/08##...........................................         389
      116   Washington Mutual, Inc.,
              2.400% 11/03/05.............................................         117
      210   Washington Mutual, Inc.,
              5.625% 01/15/07.............................................         228
      402   Washington Mutual, Inc.,
              4.625% 04/01/14.............................................         394
      334   Wells Fargo Financial, Inc.,
              4.875% 06/12/07##...........................................         359
                                                                             ---------
                                                                                 6,976
                                                                             ---------
            COMMERCIAL SERVICES -- 0.1%
      139   Waste Management, Inc.,
              7.375% 08/01/10.............................................         164
                                                                             ---------
            COMPUTER SERVICES -- 0.0%+
      105   SunGard Data Systems Inc.,
              4.875% 01/15/14@............................................         106
                                                                             ---------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
      383   Hewlett-Packard Company,
              5.750% 12/15/06##...........................................         417
      188   International Business Machines Corporation,
              4.875% 10/01/06##...........................................         201
       39   International Business Machines Corporation,
              4.750% 11/29/12.............................................          40

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- (CONTINUED)
 $    122   International Business Machines Corporation,
              6.500% 01/15/28.............................................   $     136
       17   International Business Machines Corporation,
              5.875% 11/29/32.............................................          18
                                                                             ---------
                                                                                   812
                                                                             ---------
            CONGLOMERATES -- 0.1%
      143   General Electric Company,
              5.000% 02/01/13.............................................         150
                                                                             ---------
            CONSTRUCTION -- 0.1%
      200   Toll Brothers, Inc.,
              4.950% 03/15/14@............................................         197
                                                                             ---------
            CONSUMER CREDIT AND MORTGAGES -- 0.5%
      325   American Express Company,
              5.500% 09/12/06##...........................................         351
      102   American Express Company,
              3.750% 11/20/07##...........................................         106
       78   American Express Credit Corporation,
              3.000% 05/16/08##...........................................          78
      118   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08##...........................................         116
      541   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06##...........................................         580
                                                                             ---------
                                                                                 1,231
                                                                             ---------
            DEPARTMENT AND DISCOUNT STORES -- 0.3%
      145   Target Corporation,
              5.400% 10/01/08.............................................         159
       40   Target Corporation,
              5.375% 06/15/09.............................................          44
      135   Target Corporation,
              5.875% 03/01/12.............................................         150
      166   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................         178
      142   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................         144
                                                                             ---------
                                                                                   675
                                                                             ---------
            DIVERSIFIED MANUFACTURING -- 0.0%+
      114   Fortune Brands, Inc.,
              2.875% 12/01/06.............................................         116
                                                                             ---------
            ELECTRIC POWER -- NON NUCLEAR -- 0.8%
       95   Appalachian Power Company, Series G,
              3.600% 05/15/08##...........................................          96
      242   Cinergy Corporation,
              6.250% 09/01/04##...........................................         247

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
 $    195   Consolidated Edison Company of New York, Series 2000C,
              6.625% 12/15/05##...........................................   $     211
       55   Dominion Resources, Inc.,
              5.000% 03/15/13##...........................................          56
       29   New York State Electric & Gas,
              5.750% 05/01/23##...........................................          29
       38   Ohio Edison Company,
              4.000% 05/01/08##@..........................................          38
       63   Pacific Gas and Electric Company,
              4.200% 03/01/11##...........................................          63
       89   Pacific Gas and Electric Company,
              6.050% 03/01/34##...........................................          90
      106   Pepco Holdings, Inc.,
              3.750% 02/15/06##...........................................         109
        9   Pepco Holdings, Inc.,
              5.500% 08/15/07##...........................................          10
      374   Progress Energy, Inc.,
              6.050% 04/15/07##...........................................         408
       72   PSEG Power LLC,
              5.500% 12/01/15##...........................................          74
      101   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08##...........................................         104
      373   TXU Energy Company,
              7.000% 03/15/13##...........................................         426
                                                                             ---------
                                                                                 1,961
                                                                             ---------
            ELECTRIC POWER -- NUCLEAR -- 0.8%
      260   American Electric Power Company, Inc.,
              5.250% 06/01/15##...........................................         265
      469   Centerpoint Energy Resources Corporation, Series B,
              7.875% 04/01/13##...........................................         542
       68   Duquesne Light Company,
              6.700% 04/15/12##...........................................          78
       23   Energy East Corporation,
              6.750% 06/15/12##...........................................          26
      147   FirstEnergy Corporation, Series B,
              6.450% 11/15/11##...........................................         161
       92   FirstEnergy Corporation, Series C,
              7.375% 11/15/31##...........................................         103
      305   MidAmerican Energy Holdings Company,
              5.000% 02/15/14@............................................         305
      102   Southern California Edison Company,
              5.000% 01/15/14##...........................................         105
       68   Southern California Edison Company,
              6.000% 01/15/34##...........................................          70
      190   Southern Company Capital Funding, Series A,
              5.300% 02/01/07##...........................................         207

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
 w$    58   Southern Power Company, Series B,
              6.250% 07/15/12.............................................   $      64
       90   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................          97
                                                                             ---------
                                                                                 2,023
                                                                             ---------
            EXPLORATION AND PRODUCTION -- 0.1%
      250   Devon Energy Corporation,
              7.950% 04/15/32.............................................         310
                                                                             ---------
            FINANCE -- MISCELLANEOUS -- 1.3%
      228   Associates Corporation of North America,
              6.950% 11/01/18.............................................         274
      155   CIT Group Inc.,
              7.375% 04/02/07.............................................         176
       83   General Electric Capital Corporation, MTN, Series A,
              4.250% 01/15/08(a)..........................................          87
      631   General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32.............................................         729
      211   Household Finance Corporation,
              7.200% 07/15/06.............................................         234
      193   Household Finance Corporation,
              5.875% 02/01/09.............................................         214
      120   Household Finance Corporation,
              6.375% 11/27/12.............................................         136
      150   Household Finance Corporation,
              7.350% 11/27/32.............................................         183
       89   International Lease Finance Corporation,
              4.500% 05/01/08.............................................          93
      438   International Lease Finance Corporation,
              3.500% 04/01/09##...........................................         437
      136   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................         138
      140   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................         155
      122   National Rural Utilities Cooperative Finance Corporation, MTN,
              Series C,
              8.000% 03/01/32.............................................         159
                                                                             ---------
                                                                                 3,015
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            FOOD AND DRUG STORES -- 0.2%
 $     72   Fred Meyer, Inc.,
              7.375% 03/01/05.............................................   $      76
      335   Fred Meyer, Inc.,
              7.450% 03/01/08##...........................................         387
       33   The Kroger Company,
              6.800% 04/01/11.............................................          38
       40   The Kroger Company,
              6.750% 04/15/12.............................................          46
                                                                             ---------
                                                                                   547
                                                                             ---------
            FOOD PRODUCTS -- 0.0%+
       66   Unilever Capital Corporation,
              6.8757% 11/01/05............................................          71
                                                                             ---------
            HEALTH SERVICES -- 0.2%
      143   Cardinal Health, Inc.,
              6.750% 02/15/11.............................................         167
      330   Wellpoint Health Networks Inc.,
              6.375% 06/15/06##...........................................         360
       42   Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................          47
                                                                             ---------
                                                                                   574
                                                                             ---------
            HEAVY MACHINERY -- 0.3%
      239   Caterpillar Financial Services Corporation,
              5.950% 05/01/06##...........................................         258
      186   Caterpillar Financial Services Corporation, MTN, Series F,
              2.350% 09/15/06##...........................................         187
      244   John Deere Capital Corporation, MTN, Series D,
              3.125% 12/15/05##...........................................         251
                                                                             ---------
                                                                                   696
                                                                             ---------
            HOUSEHOLD PRODUCTS -- 0.0%+
       63   Procter & Gamble Company,
              4.750% 06/15/07.............................................          68
                                                                             ---------
            INSURANCE -- 0.6%
       73   Hartford Life, Inc.,
              7.375% 03/01/31.............................................          90
       59   Marsh & McLennan Companies, Inc.,
              5.875% 08/01/33.............................................          60
      127   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................         124
       99   MetLife, Inc.,
              5.375% 12/15/12.............................................         105
      101   MetLife, Inc.,
              6.500% 12/15/32.............................................         112
       44   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................          48
      244   Principal Life Global,
              6.250% 02/15/12@............................................         277
       81   Progressive Corporation,
              6.250% 12/01/32.............................................          88
      388   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................         439

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
 $     78   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06.............................................   $      78
       68   The Hartford Financial Services Group, Inc.,
              4.625% 07/15/13@............................................          68
       72   Unitrin Inc.,
              4.875% 11/01/10.............................................          75
                                                                             ---------
                                                                                 1,564
                                                                             ---------
            INTEGRATED OIL -- 0.3%
      123   Pemex Project Funding Master Trust,
              7.375% 12/15/14.............................................         137
      359   Pemex Project Funding Master Trust,
              8.625%** 02/01/22...........................................         415
      246   USX Corporation,
              6.650% 02/01/06##...........................................         266
                                                                             ---------
                                                                                   818
                                                                             ---------
            INVESTMENT SERVICES -- 1.8%
      116   Bear Stearns Companies Inc.,
              6.500% 05/01/06.............................................         127
      388   Bear Stearns Companies Inc.,
              4.500% 10/28/10##...........................................         401
       42   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................          45
      201   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11##...........................................         225
       86   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................          90
      302   Goldman Sachs Group, Inc.,
              6.875% 01/15/11##...........................................         351
      301   Goldman Sachs Group, Inc.,
              6.600% 01/15/12##...........................................         345
       87   Goldman Sachs Group, Inc.,
              5.700% 09/01/12.............................................          94
      360   Lehman Brothers Holdings Inc.,
              4.000% 01/22/08##...........................................         374
      248   Lehman Brothers Holdings Inc.,
              7.000% 02/01/08##...........................................         284
      144   Lehman Brothers Holdings Inc.,
              7.875% 08/15/10.............................................         176
      245   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09##...........................................         273
      154   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08.............................................         157
      451   Morgan Stanley,
              6.750% 04/15/11##...........................................         520
      229   Morgan Stanley,
              6.600% 04/01/12.............................................         263
      148   Morgan Stanley,
              5.300% 03/01/13.............................................         155
      159   Salomon Smith Barney Holdings Inc.,
              6.500% 02/15/08.............................................         180
                                                                             ---------
                                                                                 4,060
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- 0.0%+
 $    113   Bristol-Myers Squibb Company,
              4.750% 10/01/06.............................................   $     120
                                                                             ---------
            METALS AND MINING -- 0.1%
      181   Alcoa Inc.,
              7.375% 08/01/10.............................................         217
                                                                             ---------
            NATURAL GAS DISTRIBUTION -- 0.1%
      223   NiSource Finance Corporation,
              5.400% 07/15/14.............................................         230
       96   Southern California Gas Company, Series HH,
              5.450% 04/15/18.............................................         102
                                                                             ---------
                                                                                   332
                                                                             ---------
            NATURAL GAS PIPELINES -- 0.4%
      201   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06.............................................         216
      276   Duke Capital LLC,
              4.370% 03/01/09.............................................         279
      169   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................         176
      244   Teppco Partners, LP,
              7.625% 02/15/12.............................................         291
                                                                             ---------
                                                                                   962
                                                                             ---------
            OIL REFINING AND MARKETING -- 0.1%
      164   Valero Energy Corporation,
              6.875% 04/15/12.............................................         189
                                                                             ---------
            PAPER AND FOREST PRODUCTS -- 0.8%
      132   Champion International Corporation,
              7.350% 11/01/25.............................................         151
    1,000   Fort James Corporation,
              4.750% 06/29/04.............................................       1,231
      132   International Paper Company,
              4.250% 01/15/09.............................................         135
      118   International Paper Company,
              5.850%** 10/30/12...........................................         127
      100   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................         112
      174   MeadWestvaco Corporation,
              8.200% 01/15/30.............................................         211
                                                                             ---------
                                                                                 1,967
                                                                             ---------
            PUBLISHING AND ADVERTISING -- 0.2%
       80   Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................          94
       49   News America Holdings Inc.,
              9.250% 02/01/13.............................................          64
      204   News America Holdings Inc.,
              8.150% 10/17/36.............................................         258

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- (CONTINUED)
 $     64   News America Inc.,
              6.550% 03/15/33.............................................   $      68
       30   R.R. Donnelley & Sons Company,
              4.950% 04/01/14@............................................          30
                                                                             ---------
                                                                                   514
                                                                             ---------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
      212   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................         248
                                                                             ---------
            REAL ESTATE -- 0.2%
      180   EOP Operating LP,
              7.000% 07/15/11##...........................................         209
      268   EOP Operating LP,
              4.750% 03/15/14##...........................................         264
       27   ERP Operating LP,
              5.200% 04/01/13.............................................          28
                                                                             ---------
                                                                                   501
                                                                             ---------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
      326   Camden Property Trust,
              5.375% 12/15/13.............................................         337
      120   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................         136
       98   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................          98
                                                                             ---------
                                                                                   571
                                                                             ---------
            TELECOMMUNICATIONS SERVICES -- 1.1%
       46   AT&T Corporation,
              8.050% 11/15/11.............................................          54
       32   AT&T Corporation,
              8.750% 11/15/31.............................................          38
       69   AT&T Wireless Services Inc.,
              8.125% 05/01/12.............................................          84
       80   AT&T Wireless Services Inc.,
              8.750% 03/01/31.............................................         104
      223   BellSouth Corporation,
              5.000% 10/15/06.............................................         238
       76   BellSouth Telecommunications Inc.,
              6.375% 06/01/28.............................................          81
      430   SBC Communications Inc.,
              5.750% 05/02/06##...........................................         463
       51   Sprint Capital Corporation,
              6.125% 11/15/08.............................................          56
      268   Sprint Capital Corporation,
              8.375% 03/15/12.............................................         326
      237   Sprint Capital Corporation,
              8.750% 03/15/32.............................................         300
      172   Verizon Global Funding Corporation,
              7.750% 12/01/30.............................................         209
      478   Verizon New England Inc.,
              6.500% 09/15/11##...........................................         539

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $    116   Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11##...........................................   $     125
                                                                             ---------
                                                                                 2,617
                                                                             ---------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $38,723)..............................................      40,233
                                                                             ---------
            FOREIGN BONDS AND NOTES -- 1.7%
            BROADCASTING AND CABLE -- 0.0%+
       30   Rogers Cable Inc.,
              6.250% 06/15/13.............................................          31
                                                                             ---------
            BUILDING MATERIALS -- 0.1%
      137   Hanson Overseas BV,
              6.750% 09/15/05.............................................         146
                                                                             ---------
            CHEMICALS -- SPECIALTY -- 0.0%+
       15   Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................          15
                                                                             ---------
            COMMERCIAL BANKING -- 0.1%
      203   Scotland International Finance,
              4.250% 05/23/13@............................................         199
                                                                             ---------
            ELECTRIC POWER -- NON NUCLEAR -- 0.0%+
      104   Transalta Corporation,
              5.750% 12/15/13.............................................         108
                                                                             ---------
            INTEGRATED OIL -- 0.3%
      243   BP Capital Markets,
              2.750% 12/29/06.............................................         248
      209   Conoco Funding Company,
              5.450% 10/15/06##...........................................         226
      259   Conoco Funding Company,
              6.350% 10/15/11##...........................................         297
       64   Suncor Energy, Inc.,
              5.950% 12/01/34.............................................          67
                                                                             ---------
                                                                                   838
                                                                             ---------
            METALS AND MINING -- 0.2%
       87   Alcan Inc.,
              6.450% 03/15/11.............................................          99
       82   Alcan Inc.,
              7.250% 03/15/31.............................................          99
       84   BHP Finance USA Ltd.,
              4.800% 04/15/13.............................................          87
      132   Codelco Inc.,
              5.500% 10/15/13@............................................         139
       68   Placer Dome, Inc.,
              6.450% 10/15/35@............................................          73
       87   Rio Tinto Finance (USA) Ltd.,
              2.625% 09/30/08.............................................          85
                                                                             ---------
                                                                                   582
                                                                             ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 0.1%
 $    204   Thomson Corporation,
              5.250% 08/15/13.............................................   $     218
                                                                             ---------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
      192   Canadian National Railway Company,
              6.900% 07/15/28.............................................         227
                                                                             ---------
            TELECOMMUNICATIONS SERVICES -- 0.8%
       91   British Telecommunications, plc,
              8.375%** 12/15/10...........................................         112
       43   British Telecommunications, plc,
              8.875%** 12/15/30...........................................          57
      397   Deutsche Telekom International Finance BV,
              5.250% 07/22/13.............................................         413
      249   Deutsche Telekom International Finance BV,
              8.750% 06/15/30.............................................         326
      190   France Telecom SA,
              8.500% 03/01/31.............................................         257
       26   Intelsat Ltd.,
              6.500% 11/01/13.............................................          28
      486   Telus Corporation,
              7.500% 06/01/07.............................................         554
                                                                             ---------
                                                                                 1,747
                                                                             ---------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $3,989)...............................................       4,111
                                                                             ---------
            MORTGAGE-BACKED SECURITIES -- 19.6%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.8%
       67   Fannie Mae, Series 2001-43, Class EG,
              6.500% 08/25/29.............................................          67
      521   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17.............................................         560
      558   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17.............................................         589
      262   Freddie Mac, Series 2420, Class EC,
              6.500% 03/15/30.............................................         263
      276   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29.............................................         277
      637   Freddie Mac, Series 2632, Class YI,
              5.500% 08/15/22.............................................          45
      613   Freddie Mac, Series 2664, Class IO,
              5.500% 05/15/27.............................................          67
      639   Freddie Mac, Series 2692, Class IA,
              5.500% 01/15/23.............................................          57
    2,600   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30...........................................          93
                                                                             ---------
                                                                                 2,018
                                                                             ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 16.3%
    2,378     4.375% 07/17/13.............................................       2,348
    2,500     5.000% 03/01/18(d)..........................................       2,570

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- (CONTINUED)
 $  1,617     5.000% 03/01/18(d)..........................................   $   1,662
   10,070     5.000% 03/01/18(d)..........................................      10,350
      552     6.500% 12/01/31-05/01/33....................................         581
   10,982     6.500% 02/01/32(d)..........................................      11,534
   10,529     5.500% 10/01/33(d)..........................................      10,785
                                                                             ---------
                                                                                39,830
                                                                             ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 2.5%
    1,325     5.500% 12/16/33(d)..........................................       1,363
    4,483     5.500% 12/16/33(d)..........................................       4,610
                                                                             ---------
                                                                                 5,973
                                                                             ---------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $47,777)..............................................      47,821
                                                                             ---------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 12.4%
    7,025   Federal Republic of Brazil,
              2.125%** 04/15/12##.........................................       6,148
    1,250   Federal Republic of Brazil,
              12.750% 01/15/20............................................       1,525
      314   Hellenic Republic,
              6.950% 03/04/08.............................................         360
      400   Malaysia,
              7.500% 07/15/11.............................................         481
      342   Quebec (Province of),
              7.500% 09/15/29.............................................         446
      216   Region of Lombardy,
              5.804% 10/25/32.............................................         232
    1,749   Republic of Argentina, Series 2031,
              12.000%** 06/19/31(b).......................................         485
      300   Republic of Bulgaria,
              8.250% 01/15/15@............................................         366
       46   Republic of Chile,
              5.500% 01/15/13.............................................          49
      831   Republic of Colombia,
              9.750% 04/09/11.............................................         971
      300   Republic of Colombia,
              10.750% 01/15/13............................................         360
      100   Republic of Ecuador,
              12.000% 11/15/12@...........................................         102
      550   Republic of Ecuador,
              (7.000%) due 08/15/30
              8.000% beginning 08/15/04...................................         490
      218   Republic of Italy,
              2.750% 12/15/06.............................................         220
      500   Republic of Panama,
              9.625% 02/08/11.............................................         595
      728   Republic of Peru,
              5.000%** 03/07/17...........................................         673
    1,200   Republic of Philippines,
              8.875% 04/15/08.............................................       1,299
      200   Republic of Philippines,
              10.625% 03/16/25............................................         218

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- (CONTINUED)
 w$   342   Republic of Poland,
              5.250% 01/15/14.............................................   $     357
   12,500(e) Republic of South Africa,
              10.000% 02/28/08............................................       2,004
      500   Republic of South Africa,
              7.375% 04/25/12.............................................         581
      500   Republic of Turkey,
              12.375% 06/15/09............................................         643
      750   Republic of Turkey,
              11.500% 01/23/12............................................         967
      762   Republic of Venezuela,
              2.125%** 12/18/07...........................................         719
      250   Republic of Venezuela,
              9.250% 09/15/27.............................................         222
    4,800   Russian Federation,
              (5.000%) due 03/31/30
              7.500% beginning 03/31/07##.................................       4,807
      400   United Mexican States,
              8.375% 01/14/11.............................................         486
      181   United Mexican States,
              6.375% 01/16/13.............................................         196
    2,050   United Mexican States,
              11.500% 05/15/26##..........................................       3,157
      391   United Mexican States,
              7.500% 04/08/33.............................................         426
      550   United Mexican States, Series A,
              9.875% 02/01/10.............................................         707
                                                                             ---------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $27,119)..............................................      30,292
                                                                             ---------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.4%
            FEDERAL FARM CREDIT BANK (FFCB) -- 0.1%
      280     2.500% 03/15/06.............................................         284
                                                                             ---------
            FEDERAL HOME LOAN BANK (FHLB) -- 0.3%
      300     2.000% 02/13/06.............................................         302
      300     3.625% 11/14/08.............................................         308
                                                                             ---------
                                                                                   610
                                                                             ---------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.8%
      750     4.250% 06/15/05.............................................         776
    1,000     1.875% 02/15/06.............................................       1,004
      546     4.875% 03/15/07-11/15/13....................................         580
      680     5.125% 10/15/08.............................................         743

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- (CONTINUED)
 $    550     5.750% 03/15/09.............................................   $     617
      736     6.750% 03/15/31.............................................         890
                                                                             ---------
                                                                                 4,610
                                                                             ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.5%
      394     2.625% 11/15/06.............................................         399
      490     4.375% 09/15/12.............................................         501
      350     4.375% 03/15/13(a)..........................................         357
                                                                             ---------
                                                                                 1,257
                                                                             ---------
            STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 0.7%
    1,500     5.250% 03/15/06.............................................       1,600
                                                                             ---------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $8,153)...............................................       8,361
                                                                             ---------
            U.S. TREASURY OBLIGATIONS -- 12.8%
            U.S. TREASURY BONDS -- 1.2%
    2,280     6.250% 08/15/23##...........................................       2,710
      150     5.375% 02/15/31##...........................................         164
                                                                             ---------
                                                                                 2,874
                                                                             ---------
            U.S. TREASURY NOTES -- 6.6%
    3,000     1.625% 04/30/05##...........................................       3,014
      100     1.875% 01/31/06.............................................         101
      750     2.625% 11/15/06.............................................         765
    4,000     3.250% 08/15/07(a)##........................................       4,142
      500     3.000% 11/15/07(a)..........................................         513
    3,500     3.250% 01/15/09##...........................................       3,580
    3,800     4.250% 08/15/13##...........................................       3,938
                                                                             ---------
                                                                                16,053
                                                                             ---------
            U.S. TREASURY STRIPS -- 5.0%
    2,650   Interest only,
              5.221%*** 05/15/23##........................................         989
    5,300   Principal only,
              1.874%*** 11/15/06##........................................       5,047
    7,000   Principal only,
              2.762%*** 11/15/08##........................................       6,168
                                                                             ---------
                                                                                12,204
                                                                             ---------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $30,604)..............................................      31,131
                                                                             ---------
            SHORT TERM INVESTMENTS -- 0.0%+
            U.S. TREASURY BILLS -- 0.0%+
              (Cost $65)
       65     0.993%*** 08/12/04##........................................          65
                                                                             ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004

 SHARES                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 48.3%
    6,898   High Yield Portfolio@@........................................   $  68,093
   49,364   Nations Cash Reserves, Capital Class Shares#..................      49,364
                                                                             ---------
            TOTAL INVESTMENT COMPANIES
              (Cost $117,064).............................................     117,457
                                                                             ---------
            TOTAL INVESTMENTS
              (Cost $282,424*)..................................     118.4%    288,490
                                                                             ---------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     (18.4)%
            Cash..........................................................   $     121
            Unrealized appreciation on forward foreign exchange
              contracts...................................................         229
            Receivable for investment securities sold.....................       4,463
            Receivable for Fund shares sold...............................         159
            Dividends receivable..........................................         412
            Interest receivable...........................................       1,506
            Receivable for variation margin...............................          13
            Unrealized appreciation on swap contracts.....................         152
            Unrealized depreciation on forward foreign exchange
              contracts...................................................        (622)
            Unrealized depreciation on swap contracts.....................        (225)
            Collateral on securities loaned...............................      (1,451)
            Payable for Fund shares redeemed..............................        (303)
            Investment advisory fee payable...............................         (83)
            Administration fee payable....................................         (46)
            Shareholder servicing and distribution fees payable...........         (40)
            Distributions payable.........................................        (618)
            Payable for investment securities purchased...................     (48,264)
            Accrued Trustees' fees and expenses...........................         (60)
            Accrued expenses and other liabilities........................        (202)
                                                                             ---------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................     (44,859)
                                                                             ---------
            NET ASSETS..........................................     100.0%  $ 243,631
                                                                             =========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $     795
            Accumulated net realized loss on investments sold, futures
              contracts, swaps, options and currency contracts............     (13,733)
            Net unrealized appreciation of investments, futures contracts,
              swaps and currency contracts................................       5,669
            Paid-in capital...............................................     250,900
                                                                             ---------
            NET ASSETS....................................................   $ 243,631
                                                                             =========

                                                                               VALUE
---------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($172,932,306 / 16,853,404 shares outstanding)..............      $10.26
                                                                             =========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($32,481,575 / 3,168,696 shares outstanding)................      $10.25
                                                                             =========

            Maximum sales charge..........................................       4.75%
            Maximum offering price per share..............................      $10.76

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($34,536,704 / 3,367,055 shares outstanding)................      $10.26
                                                                             =========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($3,680,751 / 359,065 shares outstanding)...................      $10.25
                                                                             =========

---------------
 *Federal income tax information (see Note 12).

 **
  Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
  Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@
  Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 >Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $1,451.

 ##
  All or a portion of security segregated as collateral for futures contracts, swaps and TBA.

 (a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $1,400 and $1,413, respectively.

 (b)
  Issue in default.

 (d)
  TBA (To Be Announced) Securities purchased on a forward commitment basis.

 (e)
  Principal amount denominated in South African Rand.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations High Yield Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                          VALUE
                                                                          (000)
-----------------------------------------------------------------------------------
      INVESTMENT COMPANIES -- 100.5%
      Investment in Nations Master Investment Trust, High Yield Bond
        Master Portfolio*...........................................   $ 1,175,559
                                                                       -----------
      TOTAL INVESTMENTS...................................     100.5%    1,175,559
                                                                       -----------
      OTHER ASSETS AND
        LIABILITIES (NET).................................      (0.5)%
      Receivable for Fund shares sold...............................   $     3,712
      Payable for Fund shares redeemed..............................        (8,617)
      Administration fee payable....................................          (183)
      Shareholder servicing and distribution fees payable...........          (212)
      Accrued Trustees' fees and expenses...........................           (27)
      Accrued expenses and other liabilities........................          (151)
                                                                       -----------
      TOTAL OTHER ASSETS AND
        LIABILITIES (NET)...........................................        (5,478)
                                                                       -----------
      NET ASSETS..........................................     100.0%  $ 1,170,081
                                                                       ===========
      NET ASSETS CONSIST OF:
      Undistributed net investment income...........................   $       166
      Accumulated net realized gain on investments sold.............        27,476
      Net unrealized appreciation of investments....................        94,374
      Paid-in capital...............................................     1,048,065
                                                                       -----------
      NET ASSETS....................................................   $ 1,170,081
                                                                       ===========
      PRIMARY A SHARES:
      Net asset value, offering and redemption price per share
        ($798,397,741 / 81,012,178 shares outstanding)..............         $9.86
                                                                       ===========
      INVESTOR A SHARES:
      Net asset value and redemption price per share
        ($163,915,883 / 16,743,907 shares outstanding)..............         $9.79
                                                                       ===========

      Maximum sales charge..........................................         4.75%
      Maximum offering price per share..............................        $10.28

      INVESTOR B SHARES:
      Net asset value and offering price per share&
        ($144,761,714 / 14,811,902 shares outstanding)..............         $9.77
                                                                       ===========
      INVESTOR C SHARES:
      Net asset value and offering price per share&
        ($63,005,378 / 6,471,418 shares
        outstanding)................................................         $9.74
                                                                       ===========

---------------

 *The financial statements of the High Yield Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the High Yield Bond Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004

                                                                                     SHORT-
                                                                SHORT-TERM        INTERMEDIATE
                                                                  INCOME           GOVERNMENT
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       28,826     $       12,945
Dividends...................................................              --                 --
Dividend income from affiliated funds.......................             446                421
Securities lending..........................................              82                 71
Allocated from portfolio:
Interest+...................................................              --                 --
Dividends (Net of foreign withholding taxes of $0, $0, $0,
  $0, $0, $0 and $1, respectively)+.........................              --                 --
Dividend income from affiliated funds+......................              --                 --
Securities lending+.........................................              --                 --
Expenses+...................................................              --                 --
                                                              --------------     --------------
    Total investment income.................................          29,354             13,437
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           3,258              1,370
Administration fee..........................................           2,389              1,004
Transfer agent fees.........................................             354                140
Custodian fees..............................................              66                 25
Legal and audit fees........................................               4                 --
Registration and filing fees................................              61                 58
Trustees' fees and expenses.................................              25                 24
Printing expense............................................              48                 --
Other.......................................................               5                 --
Non-recurring costs (see Note 14)...........................             277                117
Cost assumed by Bank of America Corporation (see Note 14)...            (277)              (117)
                                                              --------------     --------------
    Subtotal................................................           6,210              2,621
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             329                110
  Investor B Shares.........................................              19                327
  Investor C Shares.........................................             437                100
                                                              --------------     --------------
    Total expenses..........................................           6,995              3,158
Fees waived by investment advisor, administrator and/or
  distributor (see Note 2)..................................          (1,086)                --
Fees reduced by credits allowed by the custodian (see Note
  2)........................................................              (6)                --*
Reimbursement from investment advisor (see Note 14).........             (55)               (78)
                                                              --------------     --------------
    Net expenses............................................           5,848              3,080
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................          23,506             10,357
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................           1,496              4,536
  Swap contracts............................................             393              2,105
  Written options...........................................              --             (1,049)
  Futures contracts.........................................           1,064             (1,123)
  Foreign currency and net other assets.....................           1,383                 --
  Allocated from Portfolio:
  Security transactions+....................................              --                 --
  Foreign currency and net other assets+....................              --                 --
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................           4,336              4,469
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (See Note 13)..................................            (544)            (1,474)
  Swap contracts............................................            (250)            (2,036)
  Written options...........................................              --                 (9)
  Futures contracts.........................................              (1)               120
  Foreign currency and net other assets.....................            (421)                --
  Securities allocated from Portfolio (See Note 13)+........              --                 --
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (1,216)            (3,399)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......           3,120              1,070
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       26,626     $       11,427
                                                              ==============     ==============

---------------
* Amount represents less than $500.
+ Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
  Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

      GOVERNMENT      INTERMEDIATE                       STRATEGIC        HIGH YIELD
      SECURITIES          BOND             BOND            INCOME            BOND
--------------------------------------------------------------------------------------

    $        7,403   $           --   $       84,678   $        6,032   $           --
                --               --           12,833            5,318               --
               226               --            5,418              426               --
                33               --              150               19               --
                --           25,497               --               --           89,014
                --               --               --               --              401
                --              537               --               --              996
                --              105               --               --              272
                --           (3,350)              --               --           (6,581)
    --------------   --------------   --------------   --------------   --------------
             7,662           22,789          103,079           11,795           84,102
    --------------   --------------   --------------   --------------   --------------

             1,125               --            9,570            1,154               --
               501            1,244            5,322              508            1,924
                67              259              762               73              373
                27               --              141               28               --
                 5               60               --               --               --
                50               60               --               42               81
                24                6               24               24                6
                14               --               --               33               15
                13                7               --                5               --
                58               --              618               --               --
               (58)              --             (618)              --               --
    --------------   --------------   --------------   --------------   --------------
             1,826            1,636           15,819            1,867            2,399
               137               78              103               84              401
               522              133              161              371            1,329
                24               60               25               37              566
    --------------   --------------   --------------   --------------   --------------
             2,509            1,907           16,108            2,359            4,695
              (327)              --             (100)            (231)              --
                (1)              --              (13)              (2)              --
                (1)              --               --               --               --
    --------------   --------------   --------------   --------------   --------------
             2,180            1,907           15,995            2,126            4,695
    --------------   --------------   --------------   --------------   --------------
             5,482           20,882           87,084            9,669           79,407
    --------------   --------------   --------------   --------------   --------------
               402               --           36,706            1,204               --
             1,215               --            1,759              346               --
              (530)              --           (5,115)            (311)              --
               429               --           (4,078)             658               --
                --               --            7,170              685               --
                --           14,978               --               --           41,494
                --              610               --               --            1,351
    --------------   --------------   --------------   --------------   --------------
             1,516           15,588           36,442            2,582           42,845
    --------------   --------------   --------------   --------------   --------------

              (118)              --           19,849            8,385               --
            (1,125)              --           (1,337)             (64)              --
                (4)              --             (332)              (1)              --
               208               --            2,638              229               --
                --               --             (818)            (356)              --
                --           (5,461)              --               --          101,158
    --------------   --------------   --------------   --------------   --------------
            (1,039)          (5,461)          20,000            8,193          101,158
    --------------   --------------   --------------   --------------   --------------
               477           10,127           56,442           10,775          144,003
    --------------   --------------   --------------   --------------   --------------
    $        5,959   $       31,009   $      143,526   $       20,444   $      223,410
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                      SHORT-TERM INCOME
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/04            3/31/03
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $       23,506     $       23,427##
Net realized gain/(loss) on investments.....................           4,336             12,459##
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (1,216)             9,425
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          26,626             45,311
Distributions to shareholders from net investment income:
  Primary A Shares..........................................         (20,742)           (19,160)
  Primary B Shares..........................................              --                 --
  Investor A Shares.........................................          (2,668)            (3,177)
  Investor B Shares.........................................             (24)               (50)
  Investor C Shares.........................................            (561)            (1,040)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................          (3,843)            (2,256)
  Primary B Shares..........................................              --                 --
  Investor A Shares.........................................            (643)              (388)
  Investor B Shares.........................................             (10)                (8)
  Investor C Shares.........................................            (250)              (188)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         278,953            324,557
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................         276,838            343,601
NET ASSETS:
Beginning of year...........................................         978,537            634,936
                                                              --------------     --------------
End of year.................................................  $    1,255,375     $      978,537
                                                              ==============     ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................  $        1,344     $           --
                                                              ==============     ==============

---------------

## As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statements of operations. The effect of this reclassification on Short-Term Income Fund, Short-Intermediate Government Fund, and Government Securities Fund was to reduce net investment income and increase realized gain by $61, $975, and $738, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

    SHORT-INTERMEDIATE GOVERNMENT                GOVERNMENT SECURITIES
-------------------------------------      ---------------------------------
      YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
       3/31/04            3/31/03             3/31/04            3/31/03
----------------------------------------------------------------------------
    $       10,357     $       14,410##    $        5,482     $        7,477##
             4,469             22,763##             1,516             14,599##
            (3,399)            12,775              (1,039)            10,869
    --------------     --------------      --------------     --------------
            11,427             49,948               5,959             32,945

            (9,343)           (12,496)             (3,495)            (4,669)
                (1)                (4)                 --                 --
              (997)            (1,197)             (1,477)            (1,603)
              (495)              (529)             (1,013)            (1,143)
              (150)              (174)                (45)               (57)

            (7,311)           (11,344)                 --                 --
                (2)                (4)                 --                 --
              (854)            (1,151)                 --                 --
              (664)              (841)                 --                 --
              (220)              (257)                 --                 --
           (86,028)            32,600             (55,916)           (43,230)
    --------------     --------------      --------------     --------------
           (94,638)            54,551             (55,987)           (17,757)

           511,460            456,909             256,842            274,599
    --------------     --------------      --------------     --------------
    $      416,822     $      511,460      $      200,855     $      256,842
    ==============     ==============      ==============     ==============

    $           80     $           10      $         (335)    $         (334)
    ==============     ==============      ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      INTERMEDIATE BOND
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/04            3/31/03
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $       20,882     $       21,309##
Net realized gain/(loss) on investments.....................              --                 --
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................          15,588             10,750##
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              --                 --
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................          (5,461)            28,591
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          31,009             60,650
Distributions to shareholders from net investment income:
  Primary A Shares..........................................         (20,528)           (19,190)
  Investor A Shares.........................................            (854)            (1,521)
  Investor B Shares.........................................            (268)              (275)
  Investor C Shares.........................................            (108)               (89)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................          (8,162)            (8,293)
  Investor A Shares.........................................            (374)              (536)
  Investor B Shares.........................................            (158)              (150)
  Investor C Shares.........................................             (66)               (45)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         (22,073)           387,828
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................         (21,582)           418,379
NET ASSETS:
Beginning of year...........................................         747,153            328,774
                                                              --------------     --------------
End of year.................................................  $      725,571     $      747,153
                                                              ==============     ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................  $           68     $          334
                                                              ==============     ==============

---------------

 + Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
   Portfolio, respectively.

## As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statements of operations. The effect of this reclassification on Intermediate Bond Fund, Bond Fund, and Strategic Income Fund was to reduce net investment income and increase realized gain by $271, $6,193, and $25, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

               BOND                          STRATEGIC INCOME                   HIGH YIELD BOND
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04          3/31/03          3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------

    $       87,084   $       94,229## $        9,669   $        9,570## $       79,407   $       38,089
            36,442           44,496##          2,582            2,907##             --               --
                --               --               --               --           42,845           (3,486)
            20,000           85,938            8,193            1,785               --               --
                --               --               --               --          101,158            2,223
    --------------   --------------   --------------   --------------   --------------   --------------
           143,526          224,663           20,444           14,262          223,410           36,826

           (84,977)         (92,106)          (7,952)          (6,602)         (55,841)         (25,624)
            (1,386)          (1,515)          (1,619)          (1,326)         (12,118)          (4,626)
              (420)            (510)          (1,506)          (1,536)          (9,050)          (6,402)
               (65)             (67)            (149)            (105)          (3,894)          (1,681)

           (15,339)         (43,274)              --               --           (7,019)              --
              (268)            (734)              --               --           (1,557)              --
              (113)            (308)              --               --           (1,281)              --
               (18)             (40)              --               --             (543)              --
          (274,629)         144,741           25,148          (13,211)         352,618          381,141
    --------------   --------------   --------------   --------------   --------------   --------------
          (233,689)         230,850           34,366           (8,518)         484,725          379,634

         2,547,663        2,316,813          209,265          217,783          685,356          305,722
    --------------   --------------   --------------   --------------   --------------   --------------
    $    2,313,974   $    2,547,663   $      243,631   $      209,265   $    1,170,081   $      685,356
    ==============   ==============   ==============   ==============   ==============   ==============

    $       12,558   $        5,218   $          795   $        1,254   $          166   $         (691)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                            SHORT-TERM INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   65,685    $ 659,056       50,863    $ 509,463
  Issued in exchange for assets of Bank of America
    Short-Term Bond Fund (see Note 13)......................       --           --        1,246       12,475
  Issued as reinvestment of dividends.......................      401        4,014          201        2,014
  Redeemed..................................................  (35,361)    (354,471)     (23,996)    (240,337)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   30,725    $ 308,599       28,314    $ 283,615
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    6,738    $  67,710       13,148    $ 131,511
  Issued as reinvestment of dividends.......................      234        2,349          240        2,412
  Redeemed..................................................   (7,719)     (77,467)     (10,624)    (106,159)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (747)   $  (7,408)       2,764    $  27,764
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       --    $      --           --    $      --
  Issued as reinvestment of dividends.......................        3           30            5           49
  Redeemed..................................................      (42)        (418)         (45)        (455)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (39)   $    (388)         (40)   $    (406)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      749    $   7,518        3,478    $  34,763
  Issued as reinvestment of dividends.......................       55          553           85          849
  Redeemed..................................................   (2,984)     (29,921)      (2,198)     (22,028)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,180)   $ (21,850)       1,365    $  13,584
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   27,759    $ 278,953       32,403    $ 324,557
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

                                                                      SHORT-INTERMEDIATE GOVERNMENT
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   11,185    $  47,894       23,490    $ 101,678
  Issued in exchange for net assets of Bank of America
    Short-Term Government Fund (see Note 13)................       --           --       13,459       58,682
  Issued as reinvestment of dividends.......................      376        1,628          688        2,970
  Redeemed..................................................  (26,101)    (111,957)     (36,824)    (159,579)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (14,540)   $ (62,435)         813    $   3,751
                                                              =======    =========      =======    =========
PRIMARY B SHARES:
  Issued as reinvestment of dividends.......................        1    $       3            2    $       8
  Redeemed..................................................      (38)        (161)          --*          --*
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (37)   $    (158)           2    $       8
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    3,139    $  13,477        8,919    $  38,517
  Shares issued upon conversion from Investor B shares......       61          261          223          979
  Issued as reinvestment of dividends.......................      334        1,437          405        1,746
  Redeemed..................................................   (5,300)     (22,624)      (8,738)     (37,670)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,766)   $  (7,449)         809    $   3,572
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    1,207    $   5,207        6,459    $  28,111
  Issued as reinvestment of dividends.......................      213          919          244        1,057
  Shares redeemed upon conversion from Investor A shares....      (61)        (261)        (223)        (979)
  Redeemed..................................................   (3,718)     (15,901)      (2,015)      (8,743)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,359)   $ (10,036)       4,465    $  19,446
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      451    $   1,947        2,065    $   8,978
  Issued as reinvestment of dividends.......................       64          273           76          328
  Redeemed..................................................   (1,913)      (8,170)        (804)      (3,483)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,398)   $  (5,950)       1,337    $   5,823
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (20,100)   $ (86,028)       7,426    $  32,600
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        GOVERNMENT SECURITIES
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     777    $  8,212       3,250    $ 33,226
  Issued as reinvestment of dividends.......................       5          50           6          66
  Redeemed..................................................  (3,174)    (33,843)     (8,185)    (84,686)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (2,392)   $(25,581)     (4,929)   $(51,394)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,107    $ 11,828       9,167    $ 92,540
  Shares issued upon conversion from Investor B shares......      49         532         197       2,065
  Shares issued upon conversion from Investor C shares......      32         338          --          --
  Issued as reinvestment of dividends.......................     102       1,090         109       1,140
  Redeemed..................................................  (2,213)    (23,499)     (9,495)    (96,151)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (923)   $ (9,711)        (22)   $   (406)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     359    $  3,850       2,276    $ 23,712
  Issued as reinvestment of dividends.......................      76         814          88         918
  Shares redeemed upon conversion into Investor A shares....     (49)       (532)       (197)     (2,065)
  Redeemed..................................................  (2,144)    (22,804)     (1,439)    (15,004)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,758)   $(18,672)        728    $  7,561
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      50    $    535         319    $  3,301
  Shares redeemed upon conversion into Investor A shares....     (32)       (338)         --          --
  Issued as reinvestment of dividends.......................       3          29           4          41
  Redeemed..................................................    (205)     (2,178)       (227)     (2,333)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (184)   $ (1,952)         96    $  1,009
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (5,257)   $(55,916)     (4,127)   $(43,230)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

                                                                            INTERMEDIATE BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   14,503    $ 143,638       23,468    $ 227,978
  Issued in exchange for assets of Bank of America
    Intermediate Bond Fund (see Note 13)....................       --           --       45,092      439,200
  Issued as reinvestment of dividends.......................      342        3,356          416        4,072
  Redeemed..................................................  (16,479)    (163,401)     (26,642)    (263,346)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,634)   $ (16,407)      42,334    $ 407,904
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,140    $  11,368        3,738    $  36,665
  Shares issued upon conversion from Investor B shares......        6           63            2           22
  Issued as reinvestment of dividends.......................      105        1,035          180        1,762
  Redeemed..................................................   (1,605)     (15,909)      (6,883)     (67,591)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (354)   $  (3,443)      (2,963)   $ (29,142)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      211    $   2,098          983    $   9,592
  Issued as reinvestment of dividends.......................       34          331           34          336
  Shares redeemed upon conversion into Investor A shares....       (6)         (63)          (2)         (22)
  Redeemed..................................................     (427)      (4,208)        (375)      (3,653)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (188)   $  (1,842)         640    $   6,253
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      193    $   2,140          410    $   4,436
  Issued as reinvestment of dividends.......................        5           54            6           68
  Redeemed..................................................     (234)      (2,575)        (157)      (1,691)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (36)   $    (381)         259    $   2,813
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (2,212)   $ (22,073)      40,270    $ 387,828
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                   BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   31,886    $ 319,377       50,469    $ 499,916
  Issued in exchange for assets of:
    Bank of America Charitable Bond Fund (see Note 13)......       --           --       22,207      217,846
    Bank of America Bond Fund (see Note 13).................       --           --       10,952      107,442
  Issued as reinvestment of dividends.......................    1,520       15,288        2,185       21,537
  Redeemed..................................................  (59,490)    (596,534)     (71,269)    (705,069)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (26,084)   $(261,869)      14,544    $ 141,672
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    3,272    $  32,682        4,869    $  47,958
  Shares issued upon conversion from Investor B Shares......       53          529           41          400
  Shares issued upon conversion from Investor C Shares......        3           34           --           --
  Issued as reinvestment of dividends.......................       96          963          123        1,211
  Redeemed..................................................   (4,062)     (40,483)      (4,883)     (48,146)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (638)   $  (6,275)         150    $   1,423
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      223    $   2,240          720    $   7,109
  Issued as reinvestment of dividends.......................       43          428           69          679
  Shares redeemed upon conversion into Investor A Shares....      (53)        (529)         (40)        (400)
  Redeemed..................................................     (763)      (7,593)        (618)      (6,093)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (550)   $  (5,454)         131    $   1,295
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       31    $     313          138    $   1,364
  Shares redeemed upon conversion into Investor A Shares....       (3)         (34)          --           --
  Issued as reinvestment of dividends.......................        5           49            7           72
  Redeemed..................................................     (136)      (1,359)        (110)      (1,085)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (103)   $  (1,031)          35    $     351
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (27,375)   $(274,629)      14,860    $ 144,741
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

                                                                           STRATEGIC INCOME
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   7,114    $ 71,908       4,181    $ 40,225
  Issued as reinvestment of dividends.......................      24         237          23         223
  Redeemed..................................................  (4,177)    (42,064)     (5,224)    (50,094)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,961    $ 30,081      (1,020)   $ (9,646)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     773    $  7,769         906    $  8,679
  Shares issued upon conversion from Investor B Shares......       5          55         606       5,699
  Issued as reinvestment of dividends.......................      94         944          79         758
  Redeemed..................................................    (989)     (9,957)     (1,070)    (10,234)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (117)   $ (1,189)        521    $  4,902
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     444    $  4,458         740    $  7,131
  Issued as reinvestment of dividends.......................      99         996         104         995
  Shares redeemed upon conversion into Investor A Shares....      (5)        (55)       (606)     (5,699)
  Redeemed..................................................    (907)     (9,127)     (1,287)    (12,360)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (369)   $ (3,728)     (1,049)   $ (9,933)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     163    $  1,638         283    $  2,733
  Issued as reinvestment of dividends.......................       8          82           8          74
  Redeemed..................................................    (172)     (1,736)       (139)     (1,341)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (1)   $    (16)        152    $  1,466
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   2,474    $ 25,148      (1,396)   $(13,211)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             HIGH YIELD BOND
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2004           MARCH 31, 2003
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   64,383    $ 603,900       42,767    $354,599
  Issued as reinvestment of dividends.......................    1,006        9,559          348       2,862
  Redeemed..................................................  (38,114)    (363,681)     (11,359)    (93,019)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................   27,275    $ 249,778       31,756    $264,442
                                                              =======    =========      =======    ========
INVESTOR A SHARES:
  Sold......................................................   33,590    $ 309,598       16,131    $134,589
  Shares issued upon conversion from Investor B Shares......        6           60           56         422
  Issued as reinvestment of dividends.......................      808        7,636          342       2,772
  Redeemed..................................................  (29,066)    (271,166)      (8,707)    (72,247)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    5,338    $  46,128        7,822    $ 65,536
                                                              =======    =========      =======    ========
INVESTOR B SHARES:
  Sold......................................................    5,309    $  48,924        5,572    $ 46,814
  Issued as reinvestment of dividends.......................      631        5,950          474       3,856
  Shares redeemed upon conversion into Investor A Shares....       (6)         (60)         (56)       (422)
  Redeemed..................................................   (2,304)     (21,948)      (2,088)    (16,838)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    3,630    $  32,866        3,902    $ 33,410
                                                              =======    =========      =======    ========
INVESTOR C SHARES:
  Sold......................................................    4,655    $  42,641        3,017    $ 25,212
  Issued as reinvestment of dividends.......................      252        2,352          108         881
  Redeemed..................................................   (2,265)     (21,147)      (1,030)     (8,340)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    2,642    $  23,846        2,095    $ 17,753
                                                              =======    =========      =======    ========
  Total net increase/(decrease).............................   38,885    $ 352,618       45,575    $381,141
                                                              =======    =========      =======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................   $10.08         $0.22           $ 0.04            $0.26          $(0.23)
Year ended 3/31/2003#(c)..................     9.82          0.31             0.29             0.60           (0.31)
Year ended 3/31/2002#.....................     9.80          0.48             0.02             0.50           (0.48)
Year ended 3/31/2001......................     9.51          0.58             0.29             0.87           (0.58)
Year ended 3/31/2000......................     9.79          0.56            (0.28)            0.28           (0.56)
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................   $10.10         $0.20           $ 0.02            $0.22          $(0.20)
Year ended 3/31/2003#(c)..................     9.83          0.28             0.30             0.58           (0.28)
Year ended 3/31/2002#.....................     9.81          0.45             0.02             0.47           (0.45)
Year ended 3/31/2001......................     9.51          0.56             0.30             0.86           (0.56)
Year ended 3/31/2000......................     9.79          0.54            (0.28)            0.26           (0.54)
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................   $10.09         $0.13           $ 0.03            $0.16          $(0.13)
Year ended 3/31/2003#(c)..................     9.83          0.21             0.29             0.50           (0.21)
Year ended 3/31/2002#.....................     9.80          0.38             0.03             0.41           (0.38)
Year ended 3/31/2001......................     9.51          0.48             0.29             0.77           (0.48)
Year ended 3/31/2000......................     9.79          0.51            (0.28)            0.23           (0.51)
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................   $10.09         $0.13           $ 0.03            $0.16          $(0.13)
Year ended 3/31/2003#(c)..................     9.83          0.21             0.29             0.50           (0.21)
Year ended 3/31/2002#.....................     9.80          0.38             0.03             0.41           (0.38)
Year ended 3/31/2001......................     9.51          0.48             0.29             0.77           (0.48)
Year ended 3/31/2000......................     9.79          0.47            (0.28)            0.19           (0.47)


                                            DISTRIBUTIONS
                                               FROM NET
                                            REALIZED GAINS
                                            --------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................      $(0.05)
Year ended 3/31/2003#(c)..................       (0.03)
Year ended 3/31/2002#.....................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................      $(0.05)
Year ended 3/31/2003#(c)..................       (0.03)
Year ended 3/31/2002#.....................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................      $(0.05)
Year ended 3/31/2003#(c)..................       (0.03)
Year ended 3/31/2002#.....................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................      $(0.05)
Year ended 3/31/2003#(c)..................       (0.03)
Year ended 3/31/2002#.....................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The Reimbursement from Investment Adviser (see Note 14) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(c)See Note 1 (Swaps).

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares and 1.57% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                       ----------------
                                                            RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS      OPERATING      NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD         AVERAGE         TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)         NET ASSETS       NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

   $(0.28)         $10.06        2.60%     $1,099,131        0.47%(a)(b)       2.24%          164%          0.60%(a)(d)
    (0.34)          10.08         6.18        791,981         0.50(a)          2.99            54            0.60(a)
    (0.48)           9.82         5.19        493,457         0.52(a)          4.79            80            0.62(a)
    (0.58)           9.80         9.44        358,812         0.51(a)          6.04            42            0.61(a)
    (0.56)           9.51         3.00        398,620         0.50(a)          5.86            62            0.63(a)

   $(0.25)         $10.07        2.23%     $  122,202        0.72%(a)(b)       1.99%          164%          0.85%(a)(d)
    (0.31)          10.10         6.01        130,036         0.75(a)          2.74            54            0.85(a)
    (0.45)           9.83         4.91         99,453         0.77(a)          4.54            80            0.87(a)
    (0.56)           9.81         9.28          7,658         0.76(a)          5.79            42            0.86(a)
    (0.54)           9.51         2.76         11,831         0.73(a)          5.63            62            0.88(a)

   $(0.18)         $10.07        1.58%     $    1,775        1.47%(a)(b)       1.24%          164%          1.60%(a)(d)
    (0.24)          10.09         5.12          2,170         1.50(a)          1.99            54            1.60(a)
    (0.38)           9.83         4.25          2,511         1.52(a)          3.79            80            1.62(a)
    (0.48)           9.80         8.36          2,515         1.51(a)          5.04            42            1.61(a)
    (0.51)           9.51         2.40          2,914         1.05(a)          5.31            62            1.63(a)

   $(0.18)         $10.07        1.58%     $   32,267        1.47%(a)(b)       1.24%          164%          1.60%(a)(d)
    (0.24)          10.09         5.12         54,350         1.50(a)          1.99            54            1.60(a)
    (0.38)           9.83         4.23         39,515         1.52(a)          3.79            80            1.62(a)
    (0.48)           9.80         8.37            833         1.51(a)          5.04            42            1.61(a)
    (0.47)           9.51         1.97            987         1.50(a)          4.86            62            1.63(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................    $4.36         $0.10           $ 0.02            $0.12          $(0.11)
Year ended 3/31/2003#(c)..................     4.16          0.12             0.32             0.44           (0.13)
Year ended 3/31/2002#(c)..................     4.15          0.18             0.01             0.19           (0.18)
Year ended 3/31/2001......................     3.94          0.23             0.21             0.44           (0.23)
Year ended 3/31/2000......................     4.10          0.22            (0.16)            0.06           (0.22)
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................    $4.36         $0.09           $ 0.02            $0.11          $(0.10)
Year ended 3/31/2003#(c)..................     4.16          0.11             0.32             0.43           (0.12)
Year ended 3/31/2002#(c)..................     4.15          0.17             0.01             0.18           (0.17)
Year ended 3/31/2001......................     3.94          0.22             0.21             0.43           (0.22)
Year ended 3/31/2000......................     4.10          0.22            (0.16)            0.06           (0.22)
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................    $4.36         $0.06           $ 0.02            $0.08          $(0.07)
Year ended 3/31/2003#(c)..................     4.16          0.07             0.32             0.39           (0.08)
Year ended 3/31/2002#(c)..................     4.15          0.13             0.01             0.14           (0.13)
Year ended 3/31/2001......................     3.94          0.19             0.21             0.40           (0.19)
Year ended 3/31/2000......................     4.10          0.19            (0.16)            0.03           (0.19)
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................    $4.36         $0.06           $ 0.01            $0.07          $(0.07)
Year ended 3/31/2003#(c)..................     4.15          0.07             0.33             0.40           (0.08)
Year ended 3/31/2002#(c)..................     4.14          0.12             0.01             0.13           (0.12)
Year ended 3/31/2001......................     3.93          0.19             0.21             0.40           (0.19)
Year ended 3/31/2000......................     4.09          0.19            (0.16)            0.03           (0.19)


                                            DISTRIBUTIONS
                                               FROM NET
                                            REALIZED GAINS
                                            --------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................      $(0.08)
Year ended 3/31/2003#(c)..................       (0.11)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................      $(0.08)
Year ended 3/31/2003#(c)..................       (0.11)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................      $(0.08)
Year ended 3/31/2003#(c)..................       (0.11)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................      $(0.08)
Year ended 3/31/2003#(c)..................       (0.11)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The Reimbursement from Investment Adviser (see Note 14) is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares, 1.57% each for Investor B and C Shares.

(c)See Note 1 (Swaps).

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares and 1.57% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                       ----------------
                                                            RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS      OPERATING      NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD         AVERAGE         TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)         NET ASSETS       NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

   $(0.19)          $4.29         2.80%     $343,859         0.56%(a)(b)       2.38%          206%          0.60%(a)(d)
    (0.24)           4.36        10.74       413,039          0.62(a)          2.71           180            0.62(a)
    (0.18)           4.16         4.68       390,543          0.62(a)          4.24           486            0.62(a)
    (0.23)           4.15        11.56       496,821          0.59(a)          5.77           108            0.59(a)
    (0.22)           3.94         1.63       497,392          0.60(a)          5.59           177            0.65(a)

   $(0.18)          $4.29         2.55%     $ 39,133         0.81%(a)(b)       2.13%          206%          0.85%(a)(d)
    (0.23)           4.36        10.46        47,480          0.87(a)          2.46           180            0.87(a)
    (0.17)           4.16         4.42        41,926          0.87(a)          3.99           486            0.87(a)
    (0.22)           4.15        11.31        44,244          0.82(a)          5.54           108            0.84(a)
    (0.22)           3.94         1.43        45,341          0.80(a)          5.39           177            0.90(a)

   $(0.15)          $4.29         1.78%     $ 27,060         1.56%(a)(b)       1.38%          206%          1.60%(a)(d)
    (0.19)           4.36         9.64        37,804          1.62(a)          1.71           180            1.62(a)
    (0.13)           4.16         3.64        17,474          1.62(a)          3.24           486            1.62(a)
    (0.19)           4.15        10.46         8,199          1.59(a)          4.77           108            1.59(a)
    (0.19)           3.94         0.70         8,400          1.51(a)          4.68           177            1.65(a)

   $(0.15)          $4.28         1.56%     $  6,770         1.56%(a)(b)       1.38%          206%          1.60%(a)(d)
    (0.19)           4.36         9.91        12,975          1.62(a)          1.71           180            1.62(a)
    (0.12)           4.15         3.63         6,820          1.62(a)          3.24           486            1.62(a)
    (0.19)           4.14        10.49         1,079          1.59(a)          4.77           108            1.59(a)
    (0.19)           3.93         0.74           661          1.54(a)          4.65           177            1.65(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES
Year ended 3/31/2004#(d)..................   $10.74         $0.29           $ 0.05           $ 0.34          $(0.32)
Year ended 3/31/2003#(d)..................     9.79          0.28             0.98             1.26           (0.31)
Year ended 3/31/2002#(d)..................     9.87          0.43            (0.07)            0.36           (0.44)
Year ended 3/31/2001......................     9.38          0.60             0.48             1.08           (0.59)
Year ended 3/31/2000......................     9.86          0.58            (0.48)            0.10           (0.58)
INVESTOR A SHARES
Year ended 3/31/2004#(d)..................   $10.72         $0.26           $ 0.06           $ 0.32          $(0.29)
Year ended 3/31/2003#(d)..................     9.78          0.26             0.97             1.23           (0.29)
Year ended 3/31/2002#(d)..................     9.86          0.41            (0.07)            0.34           (0.42)
Year ended 3/31/2001......................     9.37          0.57             0.49             1.06           (0.57)
Year ended 3/31/2000......................     9.86          0.57            (0.50)            0.07           (0.56)
INVESTOR B SHARES
Year ended 3/31/2004#(d)..................   $10.74         $0.19           $ 0.04           $ 0.23          $(0.21)
Year ended 3/31/2003#(d)..................     9.79          0.19             0.97             1.16           (0.21)
Year ended 3/31/2002#(d)..................     9.87          0.33            (0.07)            0.26           (0.34)
Year ended 3/31/2001......................     9.38          0.50             0.49             0.99           (0.50)
Year ended 3/31/2000......................     9.86          0.49            (0.48)            0.01           (0.49)
INVESTOR C SHARES
Year ended 3/31/2004#(d)..................   $10.71         $0.18           $ 0.05           $ 0.23          $(0.21)
Year ended 3/31/2003#(d)..................     9.76          0.19             0.97             1.16           (0.21)
Year ended 3/31/2002#(d)..................     9.84          0.33            (0.07)            0.26           (0.34)
Year ended 3/31/2001......................     9.34          0.52             0.48             1.00           (0.50)
Year ended 3/31/2000......................     9.86          0.49            (0.52)           (0.03)          (0.49)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)The Reimbursement from Investment Adviser (see Note 14) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)See Note 1 (Swaps).

(e)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.80% for Primary A Shares, 1.05% for Investor A Shares and 1.80% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

                                                                                          WITHOUT WAIVERS
                                                                                           AND/OR EXPENSE
                                                                                           REIMBURSEMENTS
                                                                                          ----------------
                                               RATIO OF         RATIO OF                      RATIO OF
                            NET ASSETS        OPERATING      NET INVESTMENT                  OPERATING
  NET ASSET                   END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    VALUE        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD   RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
----------------------------------------------------------------------------------------------------------

   $10.76         3.20%      $106,547           0.66%(a)(c)       2.68%          244%          0.83%(a)(e)
    10.74        13.02        132,009            0.71(a)          2.72           196            0.84(a)
     9.79         3.70        168,621            0.73(a)          4.31           522            0.86(a)
     9.87        11.97        153,799            0.75(a)          6.21           183            0.86(a)
     9.38         1.12        108,798            0.78(b)          6.17           348            0.90

   $10.75         3.04%      $ 49,385           0.91%(a)(c)       2.43%          244%          1.08%(a)(e)
    10.72        12.65         59,171            0.96(a)          2.47           196            1.09(a)
     9.78         3.45         54,167            0.98(a)          4.06           522            1.11(a)
     9.86        11.70         57,641            1.00(a)          5.96           183            1.11(a)
     9.37         0.80         57,485            1.03(b)          5.92           348            1.15

   $10.76         2.18%      $ 43,451           1.66%(a)(c)       1.68%          244%          1.83%(a)(e)
    10.74        11.91         62,227            1.71(a)          1.72           196            1.84(a)
     9.79         2.67         49,611            1.73(a)          3.31           522            1.86(a)
     9.87        10.86         27,544            1.75(a)          5.21           183            1.86(a)
     9.38         0.22         26,988            1.72(b)          5.23           348            1.90

   $10.73         2.19%      $  1,472           1.66%(a)(c)       1.68%          244%          1.83%(a)(e)
    10.71        11.95          3,435            1.71(a)          1.72           196            1.84(a)
     9.76         2.68          2,200            1.73(a)          3.31           522            1.86(a)
     9.84        11.03          1,213            1.75(a)          5.21           183            1.86(a)
     9.34        (0.22)           238            1.78(b)          5.17           348            1.90

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERMEDIATE BOND+++
PRIMARY A SHARES
Year ended 3/31/2004#(a)..................   $ 9.93         $0.29           $ 0.14           $ 0.43          $(0.30)
Year ended 3/31/2003#(a)..................     9.41          0.34             0.64             0.98           (0.34)
Year ended 3/31/2002#.....................     9.52          0.49            (0.11)            0.38           (0.49)
Year ended 3/31/2001#.....................     9.13          0.58             0.39             0.97           (0.58)
Period ended 3/31/2000**..................     9.52          0.49            (0.37)            0.12           (0.51)
INVESTOR A SHARES*
Year ended 3/31/2004#(a)..................   $ 9.96         $0.26           $ 0.15           $ 0.41          $(0.28)
Year ended 3/31/2003#(a)..................     9.43          0.32             0.65             0.97           (0.32)
Year ended 3/31/2002#.....................     9.55          0.47            (0.12)            0.35           (0.47)
Year ended 3/31/2001#.....................     9.15          0.56             0.40             0.96           (0.56)
Period ended 3/31/2000....................     9.50          0.46            (0.34)            0.12           (0.47)
Period ended 5/14/1999....................     9.52          0.10            (0.04)            0.06           (0.08)
INVESTOR B SHARES
Year ended 3/31/2004#(a)..................   $ 9.91         $0.19           $ 0.14           $ 0.33          $(0.20)
Year ended 3/31/2003#(a)..................     9.39          0.25             0.64             0.89           (0.25)
Year ended 3/31/2002#.....................     9.51          0.40            (0.12)            0.28           (0.40)
Year ended 3/31/2001#.....................     9.13          0.47             0.42             0.89           (0.51)
Period ended 3/31/2000**..................     9.52          0.22            (0.36)           (0.14)          (0.25)
INVESTOR C SHARES*
Year ended 3/31/2004#(a)..................   $11.02         $0.20           $ 0.17           $ 0.37          $(0.20)
Year ended 3/31/2003#(a)..................    10.39          0.23             0.75             0.98           (0.23)
Year ended 3/31/2002#.....................    10.47          0.39            (0.08)            0.31           (0.39)
Year ended 3/31/2001#.....................     9.32          0.47             1.09             1.56           (0.41)
Period ended 3/31/2000....................     9.56          0.34            (0.23)            0.11           (0.35)
Period ended 5/14/1999....................     9.59          0.09            (0.04)            0.05           (0.08)

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Intermediate Bond Master Portfolio.

  * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A, and K Shares, which were reorganized into the Intermediate Bond Investor A and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.

 ** Intermediate Bond Primary A and Investor B Shares commenced operations on
    May 21, 1999 and October 20, 1999, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

 (a)See Note 1 (Swaps).

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                       ---------------
                                                                         RATIO OF        RATIO OF         RATIO OF
                     TOTAL                                  NET ASSETS   OPERATING    NET INVESTMENT      OPERATING
DISTRIBUTIONS      DIVIDENDS       NET ASSET                  END OF    EXPENSES TO   INCOME/(LOSS)      EXPENSES TO
   FROM NET           AND            VALUE        TOTAL       PERIOD      AVERAGE       TO AVERAGE         AVERAGE
REALIZED GAINS   DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)     NET ASSETS      NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------------------------------------------



    $(0.12)         $(0.42)         $ 9.94         4.44%      $680,063     0.68%           2.94%            0.69%
     (0.12)          (0.46)           9.93        10.62        695,894     0.70            3.46             0.70
        --           (0.49)           9.41         4.04        261,018     0.78            4.80             0.86
        --           (0.58)           9.52        11.04         51,178     0.78            6.31             0.81
        --           (0.51)           9.13         1.29         18,365     0.81+           6.08+            1.05+



    $(0.12)         $(0.40)         $ 9.97         4.17%       $28,403     0.93%           2.69%            0.94%
     (0.12)          (0.44)           9.96        10.43         31,915     0.95            3.21             0.95
        --           (0.47)           9.43         3.66         58,167     1.03            4.55             1.11
        --           (0.56)           9.55        10.88         62,617     1.03            6.06             1.06
        --           (0.47)           9.15         1.34         45,207     1.06+           5.83+            1.30+
        --           (0.08)           9.50         0.66         61,412     1.09+           4.90+            1.12+



    $(0.12)         $(0.32)         $ 9.92         3.41%       $11,883     1.68%           1.94%            1.69%
     (0.12)          (0.37)           9.91         9.59         13,739     1.70            2.46             1.70
        --           (0.40)           9.39         2.94          7,003     1.78            3.80             1.86
        --           (0.51)           9.51         9.99          1,290     1.78            5.31             1.81
        --           (0.25)           9.13         1.33            256     1.81+           5.08+            2.05+



    $(0.12)         $(0.32)         $11.07         3.42%        $5,222     1.68%           1.94%            1.69%
     (0.12)          (0.35)          11.02         9.59          5,605     1.70            2.46             1.70
        --           (0.39)          10.39         2.94          2,586     1.78            3.80             1.86
        --           (0.41)          10.47        17.06            797     1.78            5.31             1.81
        --           (0.35)           9.32         1.18             15     1.81+           5.08+            2.05+
        --           (0.08)           9.56         0.47            469     1.57+           4.42+            1.84+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
BOND
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................   $10.00         $0.36           $ 0.23           $ 0.59          $(0.36)
Year ended 3/31/2003#(c)..................     9.66          0.35             0.53             0.88           (0.37)
Year ended 3/31/2002#(c)..................     9.78          0.53            (0.11)            0.42           (0.54)
Year ended 3/31/2001(c)...................     9.37          0.62             0.41             1.03           (0.62)
Year ended 3/31/2000......................     9.93          0.59            (0.52)            0.07           (0.59)
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................   $ 9.99         $0.34           $ 0.24           $ 0.58          $(0.34)
Year ended 3/31/2003#(c)..................     9.65          0.33             0.53             0.86           (0.35)
Year ended 3/31/2002#(c)..................     9.78          0.50            (0.12)            0.38           (0.51)
Year ended 3/31/2001(c)...................     9.37          0.60             0.41             1.01           (0.60)
Year ended 3/31/2000......................     9.93          0.57            (0.52)            0.05           (0.57)
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................   $ 9.99         $0.26           $ 0.24           $ 0.50          $(0.26)
Year ended 3/31/2003#(c)..................     9.66          0.25             0.52             0.77           (0.27)
Year ended 3/31/2002#(c)..................     9.78          0.43            (0.11)            0.32           (0.44)
Year ended 3/31/2001(c)...................     9.37          0.52             0.41             0.93           (0.52)
Year ended 3/31/2000......................     9.93          0.50            (0.52)           (0.02)          (0.50)
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................   $ 9.99         $0.26           $ 0.24           $ 0.50          $(0.26)
Year ended 3/31/2003#(c)..................     9.65          0.25             0.53             0.78           (0.27)
Year ended 3/31/2002#(c)..................     9.78          0.43            (0.12)            0.31           (0.44)
Year ended 3/31/2001(c)...................     9.37          0.52             0.41             0.93           (0.52)
Year ended 3/31/2000......................     9.93          0.48            (0.52)           (0.04)          (0.48)


                                            DISTRIBUTIONS
                                               FROM NET
                                            REALIZED GAINS
                                            --------------
BOND
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................      $(0.06)
Year ended 3/31/2003#(c)..................       (0.17)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001(c)...................          --
Year ended 3/31/2000......................       (0.04)
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................      $(0.06)
Year ended 3/31/2003#(c)..................       (0.17)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001(c)...................          --
Year ended 3/31/2000......................       (0.04)
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................      $(0.06)
Year ended 3/31/2003#(c)..................       (0.17)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001(c)...................          --
Year ended 3/31/2000......................       (0.04)
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................      $(0.06)
Year ended 3/31/2003#(c)..................       (0.17)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001(c)...................          --
Year ended 3/31/2000......................       (0.04)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)See Note 1 (Swaps).

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Primary A Shares, 0.91% for Investor A Shares and 1.66% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                       ----------------
                                                            RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS      OPERATING      NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD         AVERAGE         TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)         NET ASSETS       NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

   $(0.42)         $10.17         6.07%    $2,260,519         0.65%(a)         3.61%          398%          0.68%(a)(d)
    (0.54)          10.00         9.32      2,482,229         0.67(a)          3.50           488            0.67(a)
    (0.54)           9.66         4.33      2,256,647         0.68(a)(b)       5.28           314            0.68(a)
    (0.62)           9.78        11.39      2,333,703         0.67(a)          6.53           120            0.67(a)
    (0.63)           9.37         0.97      1,793,913         0.67             6.20            63            0.69

   $(0.40)         $10.17         5.92%    $   38,114         0.90%(a)         3.36%          398%          0.93%(a)(d)
    (0.52)           9.99         9.05         43,828         0.92(a)          3.25           488            0.92(a)
    (0.51)           9.65         3.96         40,902         0.93(a)(b)       5.03           314            0.93(a)
    (0.60)           9.78        11.11         27,220         0.92(a)          6.28           120            0.92(a)
    (0.61)           9.37         0.74         23,420         0.90             5.97            63            0.94

   $(0.32)         $10.17         5.13%    $   13,518         1.65%(a)         2.61%          398%          1.68%(a)(d)
    (0.44)           9.99         8.13         18,783         1.67(a)          2.50           488            1.67(a)
    (0.44)           9.66         3.29         16,877         1.68(a)(b)       4.28           314            1.68(a)
    (0.52)           9.78        10.29          6,994         1.67(a)          5.53           120            1.67(a)
    (0.54)           9.37         0.05          5,637         1.59             5.28            63            1.69

   $(0.32)         $10.17         5.13%    $    1,823         1.65%(a)         2.61%          398%          1.68%(a)(d)
    (0.44)           9.99         8.24          2,823         1.67(a)          2.50           488            1.67(a)
    (0.44)           9.65         3.18          2,387         1.68(a)(b)       4.28           314            1.68(a)
    (0.52)           9.78        10.28          1,321         1.67(a)          5.53           120            1.67(a)
    (0.52)           9.37        (0.24)           934         1.67             5.20            63            1.69

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
STRATEGIC INCOME
PRIMARY A SHARES
Year ended 3/31/2004#(b)..................   $ 9.84         $0.44           $ 0.49           $ 0.93          $(0.51)
Year ended 3/31/2003#(b)..................     9.61          0.46             0.23             0.69           (0.46)
Year ended 3/31/2002#(b)..................     9.89          0.58            (0.26)            0.32           (0.60)
Year ended 3/31/2001#.....................     9.53          0.66             0.35             1.01           (0.65)
Year ended 3/31/2000......................    10.31          0.68            (0.78)           (0.10)          (0.68)
INVESTOR A SHARES
Year ended 3/31/2004#(b)..................   $ 9.83         $0.42           $ 0.49           $ 0.91          $(0.49)
Year ended 3/31/2003#(b)..................     9.60          0.45             0.23             0.68           (0.45)
Year ended 3/31/2002#(b)..................     9.88          0.55            (0.26)            0.29           (0.57)
Year ended 3/31/2001#.....................     9.52          0.63             0.36             0.99           (0.63)
Year ended 3/31/2000......................    10.31          0.65            (0.79)           (0.14)          (0.65)
INVESTOR B SHARES
Year ended 3/31/2004#(b)..................   $ 9.84         $0.34           $ 0.49           $ 0.83          $(0.41)
Year ended 3/31/2003#(b)..................     9.61          0.37             0.23             0.60           (0.37)
Year ended 3/31/2002#(b)..................     9.89          0.48            (0.26)            0.22           (0.50)
Year ended 3/31/2001#.....................     9.52          0.56             0.37             0.93           (0.56)
Year ended 3/31/2000......................    10.31          0.59            (0.79)           (0.20)          (0.59)
INVESTOR C SHARES
Year ended 3/31/2004#(b)..................   $ 9.83         $0.34           $ 0.49           $ 0.83          $(0.41)
Year ended 3/31/2003#(b)..................     9.60          0.37             0.23             0.60           (0.37)
Year ended 3/31/2002#(b)..................     9.88          0.48            (0.26)            0.22           (0.50)
Year ended 3/31/2001#.....................     9.52          0.56             0.36             0.92           (0.56)
Year ended 3/31/2000......................    10.31          0.58            (0.79)           (0.21)          (0.58)


                                            DISTRIBUTIONS
                                               FROM NET
                                            REALIZED GAINS
                                            --------------
STRATEGIC INCOME
PRIMARY A SHARES
Year ended 3/31/2004#(b)..................      $   --
Year ended 3/31/2003#(b)..................          --
Year ended 3/31/2002#(b)..................          --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##
INVESTOR A SHARES
Year ended 3/31/2004#(b)..................      $   --
Year ended 3/31/2003#(b)..................          --
Year ended 3/31/2002#(b)..................          --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##
INVESTOR B SHARES
Year ended 3/31/2004#(b)..................      $   --
Year ended 3/31/2003#(b)..................          --
Year ended 3/31/2002#(b)..................          --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##
INVESTOR C SHARES
Year ended 3/31/2004#(b)..................      $   --
Year ended 3/31/2003#(b)..................          --
Year ended 3/31/2002#(b)..................          --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (see Note 2) on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)See Note 1 (Swaps).

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                       ----------------
                                                            RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS      OPERATING      NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD         AVERAGE         TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)         NET ASSETS       NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

   $(0.51)         $10.26         9.68%     $172,932          0.71%(a)         4.40%          411%           0.81%(a)
    (0.46)           9.84         7.39       136,688          0.78(a)          4.78           255            0.88(a)
    (0.60)           9.61         3.30       143,283          0.81(a)          5.52           199            0.91(a)
    (0.65)           9.89        11.06       177,877          0.72             6.76           238            0.84
    (0.68)           9.53        (0.95)      118,458          0.71(a)          6.80           107            0.90(a)

   $(0.49)         $10.25         9.42%     $ 32,481          0.96%(a)         4.15%          411%           1.06%(a)
    (0.45)           9.83         7.14        32,300          1.03(a)          4.53           255            1.13(a)
    (0.57)           9.60         3.05        26,543          1.06(a)          5.27           199            1.16(a)
    (0.63)           9.88        10.80        29,102          0.97             6.51           238            1.09
    (0.65)           9.52        (1.30)       30,870          0.96(a)          6.55           107            1.15(a)

   $(0.41)         $10.26         8.60%     $ 34,537          1.71%(a)         3.40%          411%           1.81%(a)
    (0.37)           9.84         6.33        36,736          1.78(a)          3.78           255            1.88(a)
    (0.50)           9.61         2.28        45,960          1.81(a)          4.52           199            1.91(a)
    (0.56)           9.89        10.08        50,251          1.72             5.76           238            1.84
    (0.59)           9.52        (1.98)       55,946          1.65(a)          5.86           107            1.90(a)

   $(0.41)         $10.25         8.61%     $  3,681          1.71%(a)         3.40%          411%           1.81%(a)
    (0.37)           9.83         6.33         3,541          1.78(a)          3.78           255            1.88(a)
    (0.50)           9.60         2.28         1,997          1.81(a)          4.52           199            1.91(a)
    (0.56)           9.88         9.98         1,527          1.72             5.76           238            1.84
    (0.58)           9.52        (2.04)        1,202          1.71(a)          5.80           107            1.90(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
HIGH YIELD BOND+++
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 8.57         $0.73           $ 1.38           $ 2.11          $(0.73)
Year ended 3/31/2003#.....................     8.86          0.77            (0.29)            0.48           (0.77)
Year ended 3/31/2002#.....................     9.27          0.86            (0.34)            0.52           (0.88)
Year ended 3/31/2001#.....................     9.90          0.96            (0.54)            0.42           (1.05)
Period ended 3/31/2000*#..................    10.00          0.09            (0.11)           (0.02)          (0.08)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 8.52         $0.70           $ 1.36           $ 2.06          $(0.70)
Year ended 3/31/2003#.....................     8.80          0.75            (0.28)            0.47           (0.75)
Year ended 3/31/2002#.....................     9.22          0.80            (0.32)            0.48           (0.85)
Year ended 3/31/2001#.....................     9.88          0.96            (0.58)            0.38           (1.04)
Period ended 3/31/2000*#..................    10.00          0.08            (0.12)           (0.04)          (0.08)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 8.51         $0.64           $ 1.35           $ 1.99          $(0.64)
Year ended 3/31/2003#.....................     8.80          0.69            (0.29)            0.40           (0.69)
Year ended 3/31/2002#.....................     9.21          0.76            (0.33)            0.43           (0.79)
Year ended 3/31/2001#.....................     9.88          0.92            (0.62)            0.30           (0.97)
Period ended 3/31/2000**#.................    10.00          0.07            (0.12)           (0.05)          (0.07)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 8.47         $0.64           $ 1.36           $ 2.00          $(0.64)
Year ended 3/31/2003#.....................     8.77          0.69            (0.30)            0.39           (0.69)
Year ended 3/31/2002#.....................     9.19          0.76            (0.34)            0.42           (0.79)
Year ended 3/31/2001#.....................     9.87          0.90            (0.61)            0.29           (0.97)
Period ended 3/31/2000***#................    10.02          0.04            (0.12)           (0.08)          (0.07)

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the High Yield Bond Master Portfolio.

  * High Yield Bond Primary A and Investor A Shares commenced operations on February 14, 2000.

 ** High Yield Bond Investor B Shares commenced operations on February 17, 2000.

 ***High Yield Bond Investor C Shares commenced operations on March 8, 2000.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

                                                                                                         WITHOUT WAIVERS
                                                                                                         AND/OR EXPENSE
                                                                                                         REIMBURSEMENTS
                                                                                                         ---------------
                                                                           RATIO OF        RATIO OF         RATIO OF
                                                              NET ASSETS   OPERATING    NET INVESTMENT      OPERATING
DISTRIBUTIONS    TOTAL DIVIDENDS     NET ASSET                  END OF    EXPENSES TO   INCOME/(LOSS)      EXPENSES TO
   FROM NET            AND             VALUE        TOTAL       PERIOD    AVERAGE NET     TO AVERAGE         AVERAGE
REALIZED GAINS    DISTRIBUTIONS    END OF PERIOD   RETURN++     (000)       ASSETS        NET ASSETS       NET ASSETS
------------------------------------------------------------------------------------------------------------------------



    $(0.09)          $(0.82)           $9.86        25.30%     $ 798,398     0.84%           7.62%             0.84%
        --            (0.77)            8.57         6.19        460,639     0.90            9.47              0.90
     (0.05)           (0.93)            8.86         6.05        194,867     0.93            9.75              1.00
        --            (1.05)            9.27         4.51         61,181     0.93           10.97              1.45
        --            (0.08)            9.90        (0.12)         9,394     0.93+           7.03+            12.66+



    $(0.09)          $(0.79)           $9.79        24.88%     $ 163,916     1.09%           7.37%             1.09%
        --            (0.75)            8.52         6.07         97,154     1.15            9.22              1.15
     (0.05)           (0.90)            8.80         5.69         31,551     1.18            9.50              1.25
        --            (1.04)            9.22         3.99          8,344     1.18           10.72              1.70
        --            (0.08)            9.88        (0.33)           371     1.18+           6.78+            12.91+



    $(0.09)          $(0.73)           $9.77        23.91%     $ 144,762     1.84%           6.62%             1.84%
        --            (0.69)            8.51         5.20         95,110     1.90            8.47              1.90
     (0.05)           (0.84)            8.80         5.06         64,091     1.93            8.75              2.00
        --            (0.97)            9.21         3.29         22,106     1.93            9.97              2.45
        --            (0.07)            9.88        (0.47)         3,426     1.93+           6.03+            13.66+



    $(0.09)          $(0.73)           $9.74        24.15%     $  63,005     1.84%           6.62%             1.84%
        --            (0.69)            8.47         5.09         32,453     1.90            8.47              1.90
     (0.05)           (0.84)            8.77         4.96         15,213     1.93            8.75              2.00
        --            (0.97)            9.19         3.20          1,891     1.93            9.97              2.45
        --            (0.07)            9.87        (0.76)            59     1.93+           6.03+            13.66+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the following U.S. government and corporate bond portfolios of Funds Trust: Short-Term Income Fund, Short-Intermediate Government Fund, Government Securities Fund, Intermediate Bond Fund, Bond Fund, Strategic Income Fund and High Yield Bond Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Intermediate Bond Fund and High Yield Bond Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (96.8% for Intermediate Bond Master Portfolio and 94.2% for High Yield Bond Master Portfolio at March 31, 2004). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

 98
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NATIONS FUNDS



  NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Futures contracts: The Short-Term Income, Short-Intermediate Government, Government Securities, Bond and Strategic Income Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the portfolio's return. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and

NATIONS FUNDS
losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the following Funds have reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain/(loss) in the Statements of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statements of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased/(decreased) net investment income and increased/(decreased) net realized gains for the years ended March 31, 2004 and March 31, 2003, respectively, but had

NATIONS FUNDS
no effect on the Fund's net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period as follows:

                                                          3/31/04                                       3/31/03
                                         ------------------------------------------    ------------------------------------------
                                         INCREASE/(DECREASE)    INCREASE/(DECREASE)    INCREASE/(DECREASE)    INCREASE/(DECREASE)
                                          TO NET INVESTMENT       TO NET REALIZED       TO NET INVESTMENT       TO NET REALIZED
                                               INCOME                  GAINS                 INCOME                  GAINS
FUND                                            (000)                  (000)                  (000)                  (000)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Income......................         $(546)                 $ 546                 $   (61)               $   61
Short-Intermediate Government..........          (699)                   699                    (975)                  975
Government Securities..................          (548)                   548                    (738)                  738
Bond...................................           213                   (213)                 (6,193)                6,193
Strategic Income.......................          (181)                   181                     (25)                   25

Financial highlight reclassifications are as follows:

                                                      NET INVESTMENT      NET INVESTMENT      NET INVESTMENT      NET INVESTMENT
                                                     INCOME PER SHARE    INCOME PER SHARE      INCOME RATIO        INCOME RATIO
                                                        (PREVIOUS)          (REVISED)           (PREVIOUS)          (REVISED)
                                                     ----------------------------------------------------------------------------
SHORT-TERM INCOME
Year ended 3/31/04
Primary A..........................................       $0.23               $0.22                2.29%               2.24%
Investor A.........................................        0.20                0.20                2.04                1.99
Investor B.........................................        0.13                0.13                1.29                1.24
Investor C.........................................        0.13                0.13                1.29                1.24
Year ended 3/31/03
Primary A..........................................       $0.31               $0.31                3.00%               2.99%
Investor A.........................................        0.28                0.28                2.75                2.74
Investor B.........................................        0.21                0.21                2.00                1.99
Investor C.........................................        0.21                0.21                2.00                1.99
SHORT-INTERMEDIATE GOVERNMENT
Year ended 3/31/04
Primary A..........................................       $0.11               $0.10                2.54%               2.38%
Investor A.........................................        0.10                0.09                2.29                2.13
Investor B.........................................        0.07                0.06                1.54                1.38
Investor C.........................................        0.07                0.06                1.54                1.38
Year ended 3/31/03
Primary A..........................................       $0.13               $0.12                2.95%               2.71%
Investor A.........................................        0.12                0.11                2.70                2.46
Investor B.........................................        0.08                0.07                1.95                1.71
Investor C.........................................        0.08                0.07                1.95                1.71
Year ended 3/31/02
Primary A..........................................       $0.18               $0.18                4.35%               4.24%
Investor A.........................................        0.17                0.17                4.10                3.99
Investor B.........................................        0.13                0.13                3.35                3.24
Investor C.........................................        0.12                0.12                3.35                3.24
GOVERNMENT SECURITIES
Year ended 3/31/04
Primary A..........................................       $0.32               $0.29                2.95%               2.68%
Investor A.........................................        0.29                0.26                2.70                2.43
Investor B.........................................        0.21                0.19                1.95                1.68
Investor C.........................................        0.21                0.18                1.95                1.68
Year ended 3/31/03
Primary A..........................................       $0.31               $0.28                3.02%               2.72%
Investor A.........................................        0.29                0.26                2.77                2.47
Investor B.........................................        0.21                0.19                2.02                1.72
Investor C.........................................        0.21                0.19                2.02                1.72

NATIONS FUNDS

                                                      NET INVESTMENT      NET INVESTMENT      NET INVESTMENT      NET INVESTMENT
                                                     INCOME PER SHARE    INCOME PER SHARE      INCOME RATIO        INCOME RATIO
                                                        (PREVIOUS)          (REVISED)           (PREVIOUS)          (REVISED)
                                                     ----------------------------------------------------------------------------
Year ended 3/31/02
Primary A..........................................       $0.44               $0.43                4.44%               4.31%
Investor A.........................................        0.42                0.41                4.19                4.06
Investor B.........................................        0.34                0.33                3.44                3.31
Investor C.........................................        0.34                0.33                3.44                3.31
INTERMEDIATE BOND
Year ended 3/31/04
Primary A..........................................       $0.30               $0.29                3.03%               2.94%
Investor A.........................................        0.27                0.26                2.78                2.69
Investor B.........................................        0.20                0.19                2.03                1.94
Investor C.........................................        0.20                0.20                2.03                1.94
Year ended 3/31/03
Primary A..........................................       $0.34               $0.34                3.50%               3.46%
Investor A.........................................        0.32                0.32                3.25                3.21
Investor B.........................................        0.25                0.25                2.50                2.46
Investor C.........................................        0.23                0.23                2.50                2.46
BOND
Year ended 3/31/04
Primary A..........................................       $0.36               $0.36                3.60%               3.61%
Investor A.........................................        0.34                0.34                3.35                3.36
Investor B.........................................        0.26                0.26                2.60                2.61
Investor C.........................................        0.26                0.26                2.60                2.61
Year ended 3/31/03
Primary A..........................................       $0.37               $0.35                3.75%               3.50%
Investor A.........................................        0.35                0.33                3.50                3.25
Investor B.........................................        0.27                0.25                2.75                2.50
Investor C.........................................        0.27                0.25                2.75                2.50
Year ended 3/31/02
Primary A..........................................       $0.54               $0.53                5.41%               5.28%
Investor A.........................................        0.51                0.50                5.16                5.03
Investor B.........................................        0.44                0.43                4.41                4.28
Investor C.........................................        0.44                0.43                4.41                4.28
Year ended 3/31/01
Primary A..........................................       $0.62               $0.62                6.53%               6.53%
Investor A.........................................        0.60                0.60                6.28                6.28
Investor B.........................................        0.52                0.52                5.53                5.53
Investor C.........................................        0.52                0.52                5.53                5.53
STRATEGIC INCOME
Year ended 3/31/04
Primary A..........................................       $0.45               $0.44                4.48%               4.40%
Investor A.........................................        0.43                0.42                4.23                4.15
Investor B.........................................        0.35                0.34                3.48                3.40
Investor C.........................................        0.35                0.34                3.48                3.40
Year ended 3/31/03
Primary A..........................................       $0.46               $0.46                4.79%               4.78%
Investor A.........................................        0.45                0.45                4.54                4.53
Investor B.........................................        0.37                0.37                3.79                3.78
Investor C.........................................        0.37                0.37                3.79                3.78
Year ended 3/31/02
Primary A..........................................       $0.60               $0.58                5.76%               5.52%
Investor A.........................................        0.57                0.55                5.51                5.27
Investor B.........................................        0.50                0.48                4.76                4.52
Investor C.........................................        0.50                0.48                4.76                4.52

NATIONS FUNDS

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar rolls: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. Bond and Strategic Income Funds had dollar rolls outstanding as of March 31, 2004, which are included in Payable for investment securities purchased on each Statement of net assets. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: It is the policy of each Fund (except Intermediate Bond and High Yield Bond) to declare dividends from net investment income daily and to pay such dividends monthly. Intermediate Bond and High Yield Bond Funds declare and pay dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of

NATIONS FUNDS
shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Fund:

                                                              ANNUAL RATE
                                                              -----------
Short-Term Income, Short-Intermediate Government............     0.30%
Bond........................................................     0.40%
Strategic Income............................................     0.50%

                                                                      FEES ON AVERAGE
                                              FEES ON AVERAGE        DAILY NET ASSETS          FEES ON AVERAGE
                                              DAILY NET ASSETS       BETWEEN $200 AND          DAILY NET ASSETS
                                             UP TO $200 MILLION        $250 MILLION         EXCEEDING $250 MILLION
                                             ---------------------------------------------------------------------
Government Securities......................         0.50%                  0.45%                     0.40%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (see Note 2 of Notes to financial statements of the Master Portfolios).

The High Yield Bond Feeder Fund indirectly pays for sub-advisory services through its investments in its corresponding Master Portfolio (See Note 2 of Notes to financial statements of the Master Portfolios).

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of all Funds except for Intermediate Bond Fund, which pays a monthly fee at the maximum annual rate of 0.17% of its average daily net assets and High Yield Bond Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets. During the year ended March 31, 2004 and until July 31, 2004, BACAP Distributors has agreed to waive 0.05% of its administration fees for Government Securities Fund. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned an annual rate of 0.17% of the Funds' average daily net assets (net of waivers and sub-administration fees) for its administration services.

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. During the year ended March 31, 2004 and until July 31, 2004, BACAP has agreed to waive its advisory fees for the Funds set forth below (as a percentage of the Funds' average daily net assets):

Short-Term Income...........................................    0.10%
Government Securities.......................................    0.10%*
Strategic Income............................................    0.10%

---------------

 *Contractual advisory fees are based on asset breakpoints causing this percentage to fluctuate, as the advisory waiver is subject to change in order to maintain a net advisory fee of 0.40% of Government Securities' average daily net assets. The advisory fee waiver presented reflects the maximum advisory fee waiver.

In addition, during the year ended March 31, 2004 and until July 31, 2004, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive their fees to the extent that the total expenses (excluding interest expense and

NATIONS FUNDS
shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                          ANNUAL RATE
-------------------------------------------------------------------------
Intermediate Bond Fund......................................     0.81%
High Yield Bond Fund........................................     0.93%

Effective January 1, 2004 and until July 31, 2004, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive their fees to the extent that the total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the Bond Fund's average daily net assets, exceeds the annual rate of 0.60%.

BACAP and/or BACAP Distributors is entitled to recover from Intermediate Bond Fund and Bond Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue. At March 31, 2004, for Intermediate Bond Fund no fees were recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement. At March 31, 2004, for Bond Fund, $100,411 was recoverable.

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2004, expenses of the Funds were reduced by $22,306 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Funds. For the year ended March 31, 2004, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                              SUB-TRANSFER
                                                               AGENT FEE
FUND                                                             (000)
--------------------------------------------------------------------------
Short-Term Income...........................................      $25
Short-Intermediate Government...............................       12
Government Securities.......................................        4
Intermediate Bond...........................................       22
Bond........................................................       67
Strategic Income............................................        5
High Yield Bond.............................................       20

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2004, the Funds were informed that the distributor received the following:

                                                               FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                 SALES CHARGE
                                                                 (000)                        (000)
                                                              ------------    --------------------------------------
FUND                                                           INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................      $ 39           $ 25          $  1          $15
Short-Intermediate Government...............................        78              5            89            7
Government Securities.......................................        73             --*          154            3
Intermediate Bond...........................................        38              1            26            1
Bond........................................................        32             12            29            1
Strategic Income............................................       108              1            39            1
High Yield Bond.............................................       867            511           212           95

---------------

 *Amount represents less than $500.

NATIONS FUNDS

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Fund's Statement of net assets.

Certain Funds have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                                   ADMINISTRATION FEES
                                                                ADVISORY FEES       (EARNED BY BACAP
                                                              (EARNED BY BACAP)       DISTRIBUTORS)
FUND                                                                (000)                 (000)
------------------------------------------------------------------------------------------------------
Short-Term Income...........................................        $ 53                  $ 28
Short-Intermediate Government...............................          46                    24
Government Securities.......................................          25                    13
Bond........................................................         636                   345
Strategic Income............................................          50                    27

Certain Funds have invested in portfolios contained within the various Nations Trusts, pursuant to an exemptive order received from the Securities and Exchange Commission. Bond Fund has invested in Convertible Securities Fund, a portfolio of Funds Trust. Strategic Income Fund and Bond Fund have invested in High Yield Portfolio, a portfolio of Master Trust. The income earned from such investments is included in their Statements of operations as "Dividend income from affiliated funds". BACAP has agreed to waive advisory fees on Bond Fund's investment in Convertible Securities Fund and this waiver is included in Bond Fund's Statement of operations as "Fees waived by investment advisor, administrator and/or distributor".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for the Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the applicable classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

NATIONS FUNDS

For the year ended March 31, 2004, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                                 CURRENT RATE        PLAN
                                                              (AFTER FEE WAIVERS)    LIMIT
                                                              ----------------------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................         0.25%*          0.25%
Investor B and Investor C Shareholder Servicing Plans.......         0.25%           0.25%
Investor B and Investor C Distribution Plans................         0.75%           0.75%

---------------

 *Short-Term Income Fund pays its shareholder servicing fees, at the rates shown above, under a separate servicing plan.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Short-Term Income...........................................  $613,253     $195,051
Short-Intermediate Government...............................        --        1,150
Government Securities.......................................        --          700
Bond........................................................   896,354      543,110
Strategic Income............................................    65,046       28,377

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2004 were as follows:

                                                              PURCHASES       SALES
                                                                (000)         (000)
                                                              ------------------------
Short-Term Income...........................................  $1,465,031    $1,481,253
Short-Intermediate Government...............................     873,296       906,964
Government Securities.......................................     510,750       503,587
Bond........................................................   8,538,076     8,529,731
Strategic Income............................................     635,333       610,535

5.  FUTURES CONTRACTS

At March 31, 2004, the following Funds had futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND:
U.S. 2 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................     320           $ 68,627            $ 68,855            $  228
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................     (60)            (6,785)             (6,813)              (28)
                                                                                                                       ------
  Total net unrealized appreciation.........................                                                           $  200
                                                                                                                       ======
SHORT-INTERMEDIATE GOVERNMENT FUND:
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................      15           $  1,702            $  1,704            $    2
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................     203             23,040              23,427               387
U.S. 20 year Treasury Bond Futures (short position) expiring
  June 2004(a)..............................................     (81)            (9,059)             (9,239)             (180)
                                                                                                                       ------
  Total net unrealized appreciation.........................                                                           $  209
                                                                                                                       ======

NATIONS FUNDS

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND:
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2004(a)..............................................     144           $ 16,183            $ 16,424            $  241
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................     (33)            (3,702)             (3,747)              (45)
U.S. 2 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................     (15)            (3,214)             (3,228)              (14)
                                                                                                                       ------
  Total net unrealized appreciation.........................                                                           $  182
                                                                                                                       ======
BOND FUND:
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................     642           $ 72,320            $ 72,907            $  587
U.S. 2 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................      95             20,364              20,441                77
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2004(a)..............................................     700             78,282              79,844             1,562
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................    (681)           (78,167)            (78,592)             (425)
                                                                                                                       ------
  Total net unrealized appreciation.........................                                                           $1,801
                                                                                                                       ======
STRATEGIC INCOME FUND:
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2004(a)..............................................      28           $  3,133            $  3,194            $   60
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................      38              4,267               4,315                48
5 year Euro Futures (long position) expiring June 2004(a)...      39              5,350               5,411                61
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................       8                921                 923                 2
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................     (76)            (8,526)             (8,630)             (104)
                                                                                                                       ------
  Total net unrealized appreciation.........................                                                           $   67
                                                                                                                       ======

---------------

(a)Securities have been segregated as collateral for the Fund's open futures contracts.

6.  WRITTEN OPTIONS

Written options for the year ended March 31, 2004 aggregated the following:

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS (FUND)                             CONTRACTS     (000)
-----------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT:
Outstanding at March 31, 2003...............................        24     $   153
Contracts opened............................................       241       1,354
Contracts closed............................................       (89)       (482)
Contracts expired...........................................      (176)     (1,025)
                                                               -------     -------
Outstanding at March 31, 2004...............................        --     $    --
                                                               =======     =======
GOVERNMENT SECURITIES:
Outstanding at March 31, 2003...............................        12     $    77
Contracts opened............................................       122         686
Contracts closed............................................       (45)       (243)
Contracts expired...........................................       (89)       (520)
                                                               -------     -------
Outstanding at March 31, 2004...............................        --     $    --
                                                               =======     =======

NATIONS FUNDS

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS (FUND)                             CONTRACTS     (000)
-----------------------------------------------------------------------------------
BOND:
Outstanding at March 31, 2003...............................    12,135     $ 1,143
Contracts opened............................................     1,288       8,079
Contracts closed............................................      (513)     (3,626)
Contracts expired...........................................   (12,910)     (5,596)
                                                               -------     -------
Outstanding at March 31, 2004...............................        --     $    --
                                                               =======     =======
STRATEGIC INCOME:
Outstanding at March 31, 2003...............................         2     $    16
Contracts opened............................................        62         354
Contracts closed............................................       (21)       (119)
Contracts expired...........................................       (43)       (251)
                                                               -------     -------
Outstanding at March 31, 2004...............................        --     $    --
                                                               =======     =======

7.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2004, the following Funds had forward foreign currency contracts outstanding:

                                                             VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF
                                                                WHEN OPENED          WHEN OPENED          CONTRACT
                                          LOCAL              (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)
DESCRIPTION                             CURRENCY                   (000)                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      Australian Dollar                  320            $    250            $    243
Expiring May 18, 2004.........    Australian Dollar(a)               5,825               4,549               4,423
Expiring May 18, 2004.........    Australian Dollar(a)                 500                 381                 380
Expiring May 18, 2004.........    Australian Dollar(a)                 750                 567                 569
Expiring May 18, 2004.........      Australian Dollar                2,002               1,500               1,519
Expiring May 18, 2004.........      Australian Dollar                  681                 500                 517
Expiring May 18, 2004.........    Australian Dollar(a)                 500                 364                 380
Expiring June 10, 2004........    Australian Dollar(b)               1,317                 992                 997
Expiring June 10, 2004........    Australian Dollar(c)               1,317                 992                 997
Expiring May 18, 2004.........     Canadian Dollar(a)                  498                 373                 378
Expiring June 23, 2004........           Euro(d)                     1,000               1,234               1,226
Expiring May 18, 2004.........   British Pound Sterling              2,250               4,225               4,118
Expiring May 18, 2004.........  British Pound Sterling(e)            2,750               5,152               5,033
Expiring June 10, 2004........  British Pound Sterling(e)            1,084               1,987               1,981
Expiring May 18, 2004.........   British Pound Sterling                750               1,368               1,373
Expiring May 18, 2004.........   British Pound Sterling                250                 456                 457
Expiring May 18, 2004.........   British Pound Sterling                500                 910                 916
Expiring June 23, 2004........     Hungarian Forint(f)             130,340                 616                 628
Expiring June 10, 2004........       Japanese Yen(g)               209,212               1,893               2,016
Expiring June 10, 2004........     New Zealand Dollar                2,890               2,000               1,913
Expiring May 18, 2004.........    New Zealand Dollar(g)              2,964               1,984               1,956
Expiring May 18, 2004.........     New Zealand Dollar                1,124                 750                 744
Expiring June 16, 2004........     Singapore Dollar(h)              11,568               6,764               6,908
Net unrealized depreciation...
CONTRACTS TO SELL:
Expiring May 18, 2004.........      Australian Dollar                 (341)           $   (250)           $   (259)
Expiring May 18, 2004.........    Australian Dollar(a)                (500)               (373)               (380)
Expiring May 18, 2004.........     Canadian Dollar(a)               (6,012)             (4,549)             (4,568)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (509)               (381)               (387)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (748)               (567)               (569)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (489)               (364)               (371)
Expiring June 25, 2004........       Swiss Franc(d)                 (1,556)             (1,234)             (1,231)
Expiring May 18, 2004.........       Swiss Franc(e)                 (6,333)             (5,152)             (5,005)

                                  UNREALIZED
                                APPRECIATION/
                                (DEPRECIATION)
                                 (US DOLLARS)
DESCRIPTION                         (000)
------------------------------  --------------
SHORT-TERM INCOME FUND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      $  (7)
Expiring May 18, 2004.........       (126)
Expiring May 18, 2004.........         (1)
Expiring May 18, 2004.........          2
Expiring May 18, 2004.........         19
Expiring May 18, 2004.........         17
Expiring May 18, 2004.........         16
Expiring June 10, 2004........          5
Expiring June 10, 2004........          5
Expiring May 18, 2004.........          5
Expiring June 23, 2004........         (8)
Expiring May 18, 2004.........       (107)
Expiring May 18, 2004.........       (119)
Expiring June 10, 2004........         (6)
Expiring May 18, 2004.........          5
Expiring May 18, 2004.........          1
Expiring May 18, 2004.........          6
Expiring June 23, 2004........         12
Expiring June 10, 2004........        123
Expiring June 10, 2004........        (87)
Expiring May 18, 2004.........        (28)
Expiring May 18, 2004.........         (6)
Expiring June 16, 2004........        144
                                    -----
Net unrealized depreciation...       (135)
                                    -----
CONTRACTS TO SELL:
Expiring May 18, 2004.........      $  (9)
Expiring May 18, 2004.........         (7)
Expiring May 18, 2004.........        (19)
Expiring May 18, 2004.........         (6)
Expiring May 18, 2004.........         (2)
Expiring May 18, 2004.........         (7)
Expiring June 25, 2004........          3
Expiring May 18, 2004.........        147

NATIONS FUNDS


                                                             VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF
                                                                WHEN OPENED          WHEN OPENED          CONTRACT
                                          LOCAL              (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)
DESCRIPTION                             CURRENCY                   (000)                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Expiring June 10, 2004........       Swiss Franc(c)                 (1,257)           $   (992)           $   (994)
Expiring June 10, 2004........       Swiss Franc(e)                 (2,519)             (1,987)             (1,992)
Expiring June 16, 2004........       Swiss Franc(h)                 (8,631)             (6,763)             (6,825)
Expiring June 25, 2004........            Euro                        (500)               (616)               (613)
Expiring May 18, 2004.........   British Pound Sterling               (750)             (1,364)             (1,373)
Expiring May 18, 2004.........   British Pound Sterling               (750)             (1,356)             (1,373)
Expiring May 18, 2004.........   British Pound Sterling               (250)               (451)               (457)
Expiring May 18, 2004.........   British Pound Sterling             (1,000)             (1,792)             (1,830)
Expiring June 10, 2004........       Japanese Yen(b)              (110,229)               (992)             (1,062)
Expiring June 10, 2004........       Japanese Yen(g)              (220,258)             (1,984)             (2,122)
Expiring May 18, 2004.........     New Zealand Dollar               (1,839)             (1,250)             (1,217)
Expiring May 18, 2004.........     New Zealand Dollar                 (369)               (250)               (245)
Expiring May 18, 2004.........     New Zealand Dollar                 (764)               (500)               (506)
Expiring May 18, 2004.........     New Zealand Dollar                 (382)               (250)               (253)
Expiring June 10, 2004........    New Zealand Dollar(g)             (2,964)             (1,893)             (1,957)
Expiring May 18, 2004.........     New Zealand Dollar                 (392)               (250)               (259)
Net unrealized depreciation...
Total net unrealized
  depreciation................
BOND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      Australian Dollar                4,805            $  3,750            $  3,647
Expiring May 18, 2004.........    Australian Dollar(a)              19,043              14,870              14,455
Expiring May 18, 2004.........    Australian Dollar(a)                 250                 190                 190
Expiring June 10, 2004........    Australian Dollar(b)               2,520               1,898               1,907
Expiring June 10, 2004........    Australian Dollar(c)               2,520               1,898               1,907
Expiring May 18, 2004.........    Australian Dollar(a)               1,250                 944                 949
Expiring May 18, 2004.........      Australian Dollar                3,670               2,750               2,785
Expiring May 18, 2004.........    Australian Dollar(a)               1,250                 909                 949
Expiring May 18, 2004.........      Australian Dollar                  681                 500                 517
Expiring May 18, 2004.........     Canadian Dollar(a)                1,244                 932                 945
Expiring June 25, 2004........       Swiss Franc(d)                  3,884               3,029               3,072
Expiring June 25, 2004........           Euro(d)                     9,000              11,108              11,037
Expiring May 18, 2004.........   British Pound Sterling              6,750              12,676              12,354
Expiring May 18, 2004.........  British Pound Sterling(e)            8,550              16,018              15,649
Expiring May 18, 2004.........   British Pound Sterling              1,250               2,276               2,288
Expiring June 10, 2004........  British Pound Sterling(e)            2,074               3,800               3,788
Expiring May 18, 2004.........   British Pound Sterling              1,250               2,280               2,288
Expiring May 18, 2004.........   British Pound Sterling                500                 912                 915
Expiring June 23, 2004........     Hungarian Forint(f)           2,476,460              11,698              11,936
Expiring June 10, 2004........       Japanese Yen(g)               401,885               3,636               3,871
Expiring May 18, 2004.........     New Zealand Dollar                7,587               5,250               5,022
Expiring June 10, 2004........    New Zealand Dollar(g)              5,693               3,812               3,759
Expiring May 18, 2004.........     New Zealand Dollar                1,498               1,000                 992
Expiring June 16, 2004........     Singapore Dollar(h)              32,826              19,192              19,601
Net unrealized depreciation...
CONTRACTS TO SELL:
Expiring May 18, 2004.........      Australian Dollar               (2,047)           $ (1,500)           $ (1,553)
Expiring May 18, 2004.........    Australian Dollar(a)              (1,250)               (932)               (949)
Expiring May 18, 2004.........     Canadian Dollar(a)              (19,654)            (14,870)            (14,933)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (255)               (190)               (193)
Expiring May 18, 2004.........     Canadian Dollar(a)               (1,247)               (944)               (947)
Expiring May 18, 2004.........     Canadian Dollar(a)               (1,222)               (909)               (928)
Expiring June 25, 2004........       Swiss Franc(d)                (14,002)            (11,108)            (11,075)
Expiring May 18, 2004.........       Swiss Franc(e)                (19,691)            (16,018)            (15,561)
Expiring June 10, 2004........       Swiss Franc(e)                 (4,817)             (3,800)             (3,809)

                                  UNREALIZED
                                APPRECIATION/
                                (DEPRECIATION)
                                 (US DOLLARS)
DESCRIPTION                         (000)
------------------------------  --------------
Expiring June 10, 2004........      $  (2)
Expiring June 10, 2004........         (5)
Expiring June 16, 2004........        (62)
Expiring June 25, 2004........          3
Expiring May 18, 2004.........         (9)
Expiring May 18, 2004.........        (17)
Expiring May 18, 2004.........         (6)
Expiring May 18, 2004.........        (38)
Expiring June 10, 2004........        (70)
Expiring June 10, 2004........       (138)
Expiring May 18, 2004.........         33
Expiring May 18, 2004.........          5
Expiring May 18, 2004.........         (6)
Expiring May 18, 2004.........         (3)
Expiring June 10, 2004........        (64)
Expiring May 18, 2004.........         (9)
                                    -----
Net unrealized depreciation...       (288)
                                    -----
Total net unrealized
  depreciation................      $(423)
                                    =====
BOND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      $(103)
Expiring May 18, 2004.........       (415)
Expiring May 18, 2004.........          0*
Expiring June 10, 2004........          9
Expiring June 10, 2004........          9
Expiring May 18, 2004.........          5
Expiring May 18, 2004.........         35
Expiring May 18, 2004.........         40
Expiring May 18, 2004.........         17
Expiring May 18, 2004.........         13
Expiring June 25, 2004........         43
Expiring June 25, 2004........        (71)
Expiring May 18, 2004.........       (322)
Expiring May 18, 2004.........       (369)
Expiring May 18, 2004.........         12
Expiring June 10, 2004........        (12)
Expiring May 18, 2004.........          8
Expiring May 18, 2004.........          3
Expiring June 23, 2004........        238
Expiring June 10, 2004........        235
Expiring May 18, 2004.........       (228)
Expiring June 10, 2004........        (53)
Expiring May 18, 2004.........         (8)
Expiring June 16, 2004........        409
                                    -----
Net unrealized depreciation...      $(505)
                                    =====
CONTRACTS TO SELL:
Expiring May 18, 2004.........      $ (53)
Expiring May 18, 2004.........        (17)
Expiring May 18, 2004.........        (63)
Expiring May 18, 2004.........         (3)
Expiring May 18, 2004.........         (3)
Expiring May 18, 2004.........        (19)
Expiring June 25, 2004........         33
Expiring May 18, 2004.........        457
Expiring June 10, 2004........         (9)

NATIONS FUNDS


                                                             VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF
                                                                WHEN OPENED          WHEN OPENED          CONTRACT
                                          LOCAL              (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)
DESCRIPTION                             CURRENCY                   (000)                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Expiring June 10, 2004........       Swiss Franc(c)                 (2,406)           $ (1,898)           $ (1,903)
Expiring June 16, 2004........       Swiss Franc(h)                (24,492)            (19,192)            (19,368)
Expiring June 23, 2004........           Euro(f)                    (9,500)            (11,698)            (11,651)
Expiring June 25, 2004........           Euro(d)                    (2,500)             (3,029)             (3,066)
Expiring May 18, 2004.........   British Pound Sterling             (1,000)             (1,808)             (1,830)
Expiring May 18, 2004.........   British Pound Sterling               (500)               (903)               (915)
Expiring May 18, 2004.........   British Pound Sterling             (1,000)             (1,818)             (1,830)
Expiring May 18, 2004.........   British Pound Sterling             (1,500)             (2,689)             (2,745)
Expiring June 10, 2004........       Japanese Yen(b)              (210,973)             (1,898)             (2,032)
Expiring June 10, 2004........       Japanese Yen(g)              (423,104)             (3,812)             (4,075)
Expiring May 18, 2004.........     New Zealand Dollar               (2,207)             (1,500)             (1,461)
Expiring May 18, 2004.........     New Zealand Dollar               (1,847)             (1,250)             (1,223)
Expiring May 18, 2004.........     New Zealand Dollar               (1,909)             (1,250)             (1,264)
Expiring June 10, 2004........    New Zealand Dollar(g)             (5,693)             (3,636)             (3,759)
Expiring May 18, 2004.........     New Zealand Dollar               (1,145)               (750)               (758)
Expiring May 18, 2004.........     New Zealand Dollar               (2,350)             (1,500)             (1,556)
Net unrealized depreciation...
Total net unrealized
  depreciation................
STRATEGIC INCOME FUND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      Australian Dollar                  320            $    250            $    243
Expiring May 18, 2004.........    Australian Dollar(a)               3,094               2,416               2,349
Expiring May 18, 2004.........    Australian Dollar(a)                 250                 190                 190
Expiring May 18, 2004.........      Australian Dollar                1,001                 750                 760
Expiring June 10, 2004........    Australian Dollar(b)                 263                 198                 199
Expiring June 10, 2004........    Australian Dollar(c)                 263                 198                 199
Expiring May 18, 2004.........    Australian Dollar(a)                 250                 182                 190
Expiring May 18, 2004.........       Canadian Dollar                 1,469               1,113               1,116
Expiring May 18, 2004.........     Canadian Dollar(a)                  249                 186                 189
Expiring June 25, 2004........       Swiss Franc(d)                    777                 606                 614
Expiring May 18, 2004.........   British Pound Sterling              1,500               2,817               2,745
Expiring May 18, 2004.........  British Pound Sterling(e)              950               1,780               1,739
Expiring May 18, 2004.........   British Pound Sterling                250                 456                 458
Expiring May 18, 2004.........   British Pound Sterling                250                 455                 458
Expiring June 10, 2004........  British Pound Sterling(e)              217                 397                 396
Expiring June 23, 2004........     Hungarian Forint(f)             130,340                 616                 627
Expiring June 10, 2004........       Japanese Yen(g)                41,842                 379                 402
Expiring May 18, 2004.........     New Zealand Dollar                1,084                 750                 717
Expiring May 18, 2004.........     New Zealand Dollar                  375                 250                 248
Expiring June 10, 2004........    New Zealand Dollar(g)                593                 397                 391
Expiring June 16, 2004........     Singapore Dollar(h)               2,850               1,666               1,702
Net unrealized depreciation...
CONTRACTS TO SELL:
Expiring May 18, 2004.........      Australian Dollar               (1,413)           $ (1,101)           $ (1,072)
Expiring May 18, 2004.........      Australian Dollar                 (341)               (250)               (259)
Expiring May 18, 2004.........    Australian Dollar(a)                (250)               (186)               (190)
Expiring May 18, 2004.........     Canadian Dollar(a)               (3,194)             (2,416)             (2,427)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (255)               (190)               (193)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (244)               (182)               (186)
Expiring June 25, 2004........         Swiss Franc                  (1,567)             (1,269)             (1,239)
Expiring May 18, 2004.........       Swiss Franc(e)                 (2,188)             (1,780)             (1,729)
Expiring June 10, 2004........       Swiss Franc(e)                   (504)               (397)               (398)
Expiring June 10, 2004........       Swiss Franc(c)                   (251)               (198)               (199)
Expiring June 16, 2004........       Swiss Franc(h)                 (2,127)             (1,666)             (1,682)
Expiring June 23, 2004........           Euro(f)                      (500)               (616)               (613)

                                  UNREALIZED
                                APPRECIATION/
                                (DEPRECIATION)
                                 (US DOLLARS)
DESCRIPTION                         (000)
------------------------------  --------------
Expiring June 10, 2004........      $  (5)
Expiring June 16, 2004........       (176)
Expiring June 23, 2004........         47
Expiring June 25, 2004........        (37)
Expiring May 18, 2004.........        (22)
Expiring May 18, 2004.........        (12)
Expiring May 18, 2004.........        (12)
Expiring May 18, 2004.........        (56)
Expiring June 10, 2004........       (134)
Expiring June 10, 2004........       (263)
Expiring May 18, 2004.........         39
Expiring May 18, 2004.........         27
Expiring May 18, 2004.........        (14)
Expiring June 10, 2004........       (123)
Expiring May 18, 2004.........         (8)
Expiring May 18, 2004.........        (56)
                                    -----
Net unrealized depreciation...      $(482)
                                    -----
Total net unrealized
  depreciation................      $(987)
                                    =====
STRATEGIC INCOME FUND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      $  (7)
Expiring May 18, 2004.........        (67)
Expiring May 18, 2004.........          0*
Expiring May 18, 2004.........         10
Expiring June 10, 2004........          1
Expiring June 10, 2004........          1
Expiring May 18, 2004.........          8
Expiring May 18, 2004.........          3
Expiring May 18, 2004.........          3
Expiring June 25, 2004........          8
Expiring May 18, 2004.........        (72)
Expiring May 18, 2004.........        (41)
Expiring May 18, 2004.........          2
Expiring May 18, 2004.........          3
Expiring June 10, 2004........         (1)
Expiring June 23, 2004........         11
Expiring June 10, 2004........         23
Expiring May 18, 2004.........        (33)
Expiring May 18, 2004.........         (2)
Expiring June 10, 2004........         (6)
Expiring June 16, 2004........         36
                                    -----
Net unrealized depreciation...      $(120)
                                    =====
CONTRACTS TO SELL:
Expiring May 18, 2004.........      $  29
Expiring May 18, 2004.........         (9)
Expiring May 18, 2004.........         (4)
Expiring May 18, 2004.........        (11)
Expiring May 18, 2004.........         (3)
Expiring May 18, 2004.........         (4)
Expiring June 25, 2004........         30
Expiring May 18, 2004.........         51
Expiring June 10, 2004........         (1)
Expiring June 10, 2004........         (1)
Expiring June 16, 2004........        (16)
Expiring June 23, 2004........          3

NATIONS FUNDS


                                                             VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF
                                                                WHEN OPENED          WHEN OPENED          CONTRACT
                                          LOCAL              (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)
DESCRIPTION                             CURRENCY                   (000)                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Expiring June 25, 2004........           Euro(d)                      (500)           $   (606)           $   (613)
Expiring May 18, 2004.........   British Pound Sterling               (250)               (455)               (458)
Expiring May 18, 2004.........   British Pound Sterling               (250)               (452)               (458)
Expiring May 18, 2004.........   British Pound Sterling               (250)               (451)               (458)
Expiring May 18, 2004.........   British Pound Sterling               (500)               (896)               (915)
Expiring June 10, 2004........       Japanese Yen(b)               (22,046)               (198)               (212)
Expiring June 10, 2004........       Japanese Yen(g)               (44,052)               (397)               (423)
Expiring May 18, 2004.........     New Zealand Dollar                 (368)               (250)               (243)
Expiring May 18, 2004.........     New Zealand Dollar                 (382)               (250)               (253)
Expiring June 10, 2004........    New Zealand Dollar(g)               (593)               (379)               (391)
Expiring May 18, 2004.........     New Zealand Dollar                 (382)               (250)               (253)
Expiring May 18, 2004.........     New Zealand Dollar                 (392)               (250)               (258)
Expiring April 16, 2004.......     South African Rand              (13,019)             (1,822)             (2,058)
Net unrealized depreciation...
Total net unrealized
  depreciation................

                                  UNREALIZED
                                APPRECIATION/
                                (DEPRECIATION)
                                 (US DOLLARS)
DESCRIPTION                         (000)
------------------------------  --------------
Expiring June 25, 2004........      $  (7)
Expiring May 18, 2004.........         (3)
Expiring May 18, 2004.........         (6)
Expiring May 18, 2004.........         (7)
Expiring May 18, 2004.........        (19)
Expiring June 10, 2004........        (14)
Expiring June 10, 2004........        (26)
Expiring May 18, 2004.........          7
Expiring May 18, 2004.........         (3)
Expiring June 10, 2004........        (12)
Expiring May 18, 2004.........         (3)
Expiring May 18, 2004.........         (8)
Expiring April 16, 2004.......       (236)
                                    -----
Net unrealized depreciation...      $(273)
                                    -----
Total net unrealized
  depreciation................      $(393)
                                    =====

---------------

 * Amount represents less than $500.

(a)Forward foreign currency contract between Australian Dollar and Canadian Dollar.

(b)Forward foreign currency contract between Australian Dollar and Japanese Yen.

(c)Forward foreign currency contract between Australian Dollar and Swiss Franc.

(d)Forward foreign currency contract between Euro and Swiss Franc.

(e)Forward foreign currency contract between British Pound Sterling and Swiss Franc.

 (f)
   Forward foreign currency contract between Hungarian Forint and Euro.

(g)Forward foreign currency contract between New Zealand Dollar and Japanese
   Yen.

(h)Forward foreign currency contract between Singapore Dollar and Swiss Franc.

8.  SWAP CONTRACTS

At March 31, 2004, the following Funds had swap contracts outstanding:

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND:
Contract with Morgan Stanley, effective
  August 6, 2003, expiring August 7,                                                     6-month AUD
  2008(a)...............................  $   17,700            5.543%                       BBR                 $   111
Contract with Citigroup, effective
  December 8, 2003, expiring December 8,                      6-month AUD
  2008(a)...............................      10,000              BBR                      6.210%                    146
Contract with Citigroup, effective
  December 8, 2003, expiring December 9,                                                 6-month AUD
  2013(a)...............................       5,750            6.293%                       BBR                    (116)
Contract with Citigroup, effective
  December 19, 2003, expiring December                        6-month AUD
  19, 2008(a)...........................      10,000              BBR                      6.000%                     81
Contract with Citigroup, effective
  December 19, 2003, expiring December                                                   6-month AUD
  19, 2013(a)...........................       5,750            6.103%                       BBR                     (55)
Contract with Citigroup, effective
  February 10, 2004, expiring February                        6-month AUD
  10, 2009(a)...........................      10,000              BBR                      5.930%                     56

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup, effective
  February 10, 2004, expiring February                                                   6-month AUD
  10, 2014(a)...........................  $    5,750            6.080%                       BBR                 $   (46)
Contract with Morgan Stanley, effective
  March 1, 2004, expiring March 2,                            3-month AUD
  2009(a)...............................       4,500              BBR                      5.870%                     27
Contract with Morgan Stanley, effective
  March 2, 2004, expiring March 2,                                                       3-month AUD
  2014(a)...............................       2,500            5.990%                       BBR                     (19)
Contract with Deutsche Bank, effective
  July 26, 2004, expiring July 26,                              6-month
  2014(a)...............................       3,000            EURIBOR                    4.418%                     65
Contract with Citigroup, effective
  September 20, 2004, expiring September                        6-month
  22, 2014(a)...........................       3,250            EURIBOR                    4.196%                    (12)
Contract with JP Morgan Chase, effective
  April 1, 2009, expiring April 1,                                                         6-month
  2014(a)...............................       5,000            5.210%                     EURIBOR                    (3)
Contract with Citigroup, effective April                                                   6-month
  2, 2009, expiring April 2, 2014(a)....       2,500            5.190%                     EURIBOR                    (8)
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                                              6-month Hungarian
  2009(a)...............................     510,000            9.220%                      BUBAR                    (56)
Contract with Morgan Stanley, effective
  August 6, 2003, expiring August 8,                          3-month NZD
  2008(a)...............................      20,000              BBR                      6.010%                     15
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                      6-month PLZ
  2009(a)...............................       8,500             WIBOR                     6.670%                      1
Contract with JP Morgan Chase, effective
  March 1, 2004, expiring March 2,                            6-month PLZ
  2009(a)...............................       9,850             WIBOR                     6.800%                     15
Contract with JP Morgan Chase, effective
  April 1, 2009, expiring April 1,                            6-month PLZ
  2014(a)...............................      26,000             WIBOR                     6.650%                    (13)
Contract with Citigroup, effective April                      6-month PLZ
  2, 2009, expiring April 2, 2014(a)....      13,000             WIBOR                     6.710%                     (1)
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 31, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................      27,500        rate) x factor              Spread +0.55%                 --
Contract with Deutsche Bank, effective
  July 26, 2004, expiring July 26,                                                         3-month
  2014(a)...............................       4,000            4.610%                      LIBOR                    (72)
Contract with Citigroup, effective
  September 20, 2004, expiring September                                                   3-month
  19, 2014(a)...........................       4,000            4.285%                      LIBOR                     59
Contract with JP Morgan Chase, effective
  September 10, 2003, expiring September                     3-month SOUTH
  11, 2008(a)...........................      40,000         AFRICAN JIBAR                 9.685%                    (41)
Contract with JP Morgan Chase, effective
  September 11, 2003, expiring September                     3-month SOUTH
  11, 2008(a)...........................      40,000         AFRICAN JIBAR                 9.780%                    (20)

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup, effective
  September 30, 2003, expiring September                     3-month SOUTH
  30, 2008(a)...........................  $   15,000         AFRICAN JIBAR                 9.300%                $   (45)
Contract with JP Morgan Chase, effective
  October 17, 2003, expiring October 17,                     3-month SOUTH
  2008(a)...............................      20,000         AFRICAN JIBAR                 9.050%                    (96)
Contract with Citigroup, effective
  December 4, 2003, expiring December 4,                     3-month SOUTH
  2008(a)...............................      37,500         AFRICAN JIBAR                 8.845%                   (223)
                                                                                                                 -------
Total net unrealized depreciation.......                                                                         $  (250)
                                                                                                                 =======
SHORT-INTERMEDIATE GOVERNMENT FUND:
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 31, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................  $    2,500        rate) x factor              Spread +0.55%            $    --
Contract with Salomon Smith Barney,
  effective November 12, 2002, expiring                   U.S. Treasury Strip           3-month LIBOR
  May 15, 2017(a).......................       7,466     Compounding Interest              -0.08%                   (898)
Contract with Lehman Brothers, effective
  May 1, 2001, expiring May 1,
  2004(a)...............................      18,000         3-month LIBOR                 5.074%                     63
                                                                                                                 -------
Total net unrealized depreciation.......                                                                         $  (835)
                                                                                                                 =======
GOVERNMENT SECURITIES FUND:
Contract with Lehman Brothers, effective
  May 1, 2001, expiring May 1,
  2004(a)...............................  $   13,200         3-month LIBOR                 5.074%                $    46
Contract with Salomon Smith Barney,
  effective November 12, 2002, expiring                   U.S. Treasury Strip           3-month LIBOR
  May 15, 2017(a).......................       3,781     Compounding Interest              -0.08%                   (455)
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 19, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................       5,600        rate) x factor              Spread +0.55%                 --
                                                                                                                 -------
Total net unrealized depreciation.......                                                                         $  (409)
                                                                                                                 =======
BOND FUND:
Contract with Salomon Smith Barney,
  effective November 12, 2002, expiring                   U.S. Treasury Strip           3-month LIBOR
  May 15, 2017(a).......................  $   36,614     Compounding Interest              -0.08%                $(4,410)
Contract with Citigroup, effective April
  18, 2003, expiring June 20, 2008(a)...       7,000              (b)                        (b)                      23
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  December 31, 2003, expiring April 5,                  minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................      47,000        rate) x factor              Spread +0.50%                (22)
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 12, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................      50,550        rate) x factor              Spread +0.64%                (23)
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 31, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................      52,000        rate) x factor              Spread +0.55%                 --

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with Morgan Stanley, effective
  January 8, 2003, expiring January 8,
  2008(a)...............................  $   25,000            5.280%                 3-month AUD BBR           $   210
Contract with Morgan Stanley, effective
  January 8, 2003, expiring January 8,
  2008(a)...............................      25,000            5.210%                 3-month AUD BBR               256
Contract with Morgan Stanley, effective
  April 29, 2003, expiring April 29,
  2013(a)...............................      55,000            5.380%                 3-month AUD BBR             1,360
Contract with Citigroup, effective
  December 8, 2003, expiring December 8,
  2008(a)...............................      22,500        6-month AUD BBR                6.210%                    328
Contract with Citigroup, effective
  December 8, 2003, expiring December 9,
  2013(a)...............................      13,000            6.293%                 6-month AUD BBR              (262)
Contract with Citigroup, effective
  December 19, 2003, expiring December
  19, 2008(a)...........................      22,500        6-month AUD BBR                6.000%                    182
Contract with Citigroup, effective
  December 19, 2003, expiring December
  19, 2013(a)...........................      13,000            6.103%                 6-month AUD BBR              (124)
Contract with Citigroup, effective
  February 10, 2004, expiring February
  10, 2009(a)...........................      22,500        6-month AUD BBR                5.930%                    126
Contract with Citigroup, effective
  February 10, 2004, expiring February
  10, 2014(a)...........................      13,000            6.080%                 6-month AUD BBR              (104)
Contract with Morgan Stanley, effective
  March 2, 2004, expiring March 2,
  2009(a)...............................      15,500        3-month AUD BBR                5.870%                     95
Contract with Morgan Stanley, effective
  March 2, 2004, expiring March 2,
  2014(a)...............................       8,750            5.990%                 3-month AUD BBR               (65)
Contract with Deutsche Bank, effective
  July 26, 2004, expiring July 26,                              6-month
  2014(a)...............................       7,500            EURIBOR                    4.418%                    163
Contract with Citigroup, effective March
  17, 2004, expiring September 22,                              6-month
  2014(a)...............................       8,500            EURIBOR                    4.196%                    (32)
Contract with JP Morgan Chase, effective
  April 1, 2009, expiring April 1,                                                         6-month
  2014(a)...............................      13,000            5.210%                     EURIBOR                    (8)
Contract with Citigroup, effective April                                                   6-month
  2, 2009, expiring April 2, 2014(a)....       6,500            5.190%                     EURIBOR                   (20)
Contract with Citigroup, effective
  January 27, 2003, expiring January 28,
  2013(a)...............................      10,000       6-month GBP LIBOR               4.565%                   (636)
Contract with Citigroup, effective
  January 27, 2003, expiring January 27,
  2033(a)...............................       5,000            4.560%                6-month GBP LIBOR              519
Contract with Citigroup, effective
  October 8, 2003, expiring October 8,                          6-month
  2013(a)...............................       6,500           BBR LIBOR                   5.000%                    (61)
Contract with Citigroup, effective
  October 8, 2003, expiring October 10,
  2033(a)...............................       3,250            4.995%                6-month GBP LIBOR              (62)

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                                              6-month Hungarian
  2009(a)...............................  $1,365,000            9.220%                      BUBAR                $  (151)
Contract with Morgan Stanley, effective
  January 9, 2003, expiring January 9,
  2008(a)...............................      28,000        3-month NZD BBR                6.450%                    319
Contract with Morgan Stanley, effective
  January 9, 2003, expiring January 9,
  2008(a)...............................      28,000        3-month NZD BBR                6.400%                    287
Contract with Morgan Stanley, effective
  April 29, 2003, expiring April 29,
  2013(a)...............................      66,000        3-month NZD BBR                6.130%                   (290)
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                      6-month PLZ
  2009(a)...............................      23,000             WIBOR                     6.670%                      2
Contract with JP Morgan Chase, effective
  March 1, 2004, expiring March 2,                            6-month PLZ
  2009(a)...............................      23,000             WIBOR                     6.800%                     35
Contract with JP Morgan Chase, effective
  April 1, 2009, expiring April 1,                            6-month PLZ
  2014(a)...............................      68,000             WIBOR                     6.650%                    (35)
Contract with Citigroup, effective April                      6-month PLZ
  1, 2009, expiring April 2, 2014(a)....      34,000             WIBOR                     6.710%                     (2)
Contract with Citigroup, effective April
  23, 2003, expiring June 20, 2008(a)...       7,000         3-month LIBOR                 3.380%                    133
Contract with Deutsche Bank, effective
  October 30, 2003, expiring November 3,
  2013(a)...............................      10,000            4.780%                  3-month LIBOR               (490)
Contract with Deutsche Bank, effective
  July 26, 2004, expiring July 26,
  2014(a)...............................      10,000            4.610%                  3-month LIBOR               (179)
Contract with Citigroup, effective March
  17, 2004, expiring September 19,
  2014(a)...............................      10,000            4.285%                  3-month LIBOR                148
Contract with Morgan Stanley, effective
  June 2, 2003, expiring June 2,                             6-month SOUTH
  2013(a)...............................     200,000         AFRICAN JIBAR                 9.780%                   (409)
Contract with Morgan Stanley, effective
  June 2, 2003, expiring June 2,                                                        3-month SOUTH
  2008(a)...............................     200,000            9.880%                  AFRICAN JIBAR                (67)
Contract with JP Morgan Chase, effective
  June 5, 2003, expiring June 5,                             3-month SOUTH
  2013(a)...............................     100,000         AFRICAN JIBAR                 9.340%                   (624)
Contract with JP Morgan Chase, effective
  June 23, 2003, expiring June 23,                           3-month SOUTH
  2013(a)...............................      50,000         AFRICAN JIBAR                 9.310%                   (328)
Contract with JP Morgan Chase, effective
  June 30, 2003, expiring June 30,                           3-month SOUTH
  2013(a)...............................      50,000         AFRICAN JIBAR                 9.380%                   (294)
Contract with Citigroup, effective July                      3-month SOUTH
  10, 2003, expiring July 10, 2013(a)...      50,000         AFRICAN JIBAR                 9.680%                   (170)
Contract with Citigroup, effective July                      3-month SOUTH
  17, 2003, expiring July 17, 2013(a)...      50,000         AFRICAN JIBAR                 9.760%                   (131)

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup, effective July                      3-month SOUTH
  29, 2003, expiring July 29, 2013(a)...  $   50,000         AFRICAN JIBAR                 9.610%                $  (203)
Contract with Citigroup, effective
  September 30, 2003, expiring September                     3-month SOUTH
  30, 2008(a)...........................      50,000         AFRICAN JIBAR                 9.300%                   (149)
Contract with JP Morgan Chase, effective
  October 17, 2003, expiring October 17,                     3-month SOUTH
  2008(a)...............................      50,000         AFRICAN JIBAR                 9.050%                   (241)
Contract with Citigroup, effective
  December 4, 2003, expiring December 4,                     3-month SOUTH
  2008(a)...............................     105,000         AFRICAN JIBAR                 8.845%                   (625)
                                                                                                                 -------
Total net unrealized depreciation.......                                                                         $(6,031)
                                                                                                                 =======
STRATEGIC INCOME:
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 12, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................  $    3,250        rate) x factor              Spread +0.64%            $    (1)
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 31, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................       3,300        rate) x factor              Spread +0.55%                 --
Contract with Morgan Stanley, effective
  October 24, 2003, expiring October 24,
  2013(a)...............................       4,000            5.980%                 3-month AUD BBR               (28)
Contract with Citigroup, effective
  December 8, 2003, expiring December 8,
  2008(a)...............................       2,000        6-month AUD BBR                6.210%                     29
Contract with Citigroup, effective
  December 8, 2003, expiring December 9,
  2013(a)...............................       1,125            6.293%                 6-month AUD BBR               (23)
Contract with Citigroup, effective
  December 19, 2003, expiring December
  19, 2008(a)...........................       2,000        6-month AUD BBR                6.000%                     16
Contract with Citigroup, effective
  December 19, 2003, expiring December
  19, 2013(a)...........................       1,125            6.103%                 6-month AUD BBR               (11)
Contract with Citigroup, effective
  February 10, 2004, expiring February
  10, 2009(a)...........................       2,000        6-month AUD BBR                5.930%                     11
Contract with Citigroup, effective
  February 10, 2004, expiring February
  10, 2014(a)...........................       1,125            6.080%                 6-month AUD BBR                (9)
Contract with Morgan Stanley, effective
  March 2, 2004, expiring March 2,
  2009(a)...............................       1,500        3-month AUD BBR                5.870%                      9
Contract with Morgan Stanley, effective
  March 2, 2004, expiring March 2,
  2014(a)...............................         875            5.990%                 3-month AUD BBR                (6)
Contract with JP Morgan Chase, effective
  March 31, 2004, expiring April 1,                                                        6-month
  2014(a)...............................       2,000            5.210%                     EURIBOR                    (1)
Contract with Citigroup, effective April                                                   6-month
  2, 2009, expiring April 2, 2014(a)....       1,000            5.190%                     EURIBOR                    (3)

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup, effective
  October 8, 2003, expiring October 8,
  2013(a)...............................  $    1,000       6-month GBP LIBOR               5.000%                $    (9)
Contract with Citigroup, effective
  October 8, 2003, expiring October 10,
  2033(a)...............................         500            4.995%                6-month GBP LIBOR              (10)
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                                              6-month Hungarian
  2009(a)...............................     125,000            9.220%                      BUBAR                    (14)
Contract with Morgan Stanley, effective
  October 28, 2003, expiring October 28,                      3-month NZD
  2013(a)...............................       4,500              BBR                      6.630%                     84
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                      6-month PLZ
  2009(a)...............................       2,100             WIBOR                     6.670%                     --*
Contract with JP Morgan Chase, effective
  March 1, 2004, expiring March 1,                            6-month PLZ
  2009(a)...............................       2,100             WIBOR                     6.800%                      3
Contract with JP Morgan Chase, effective
  March 30, 2004, expiring April 1,                           6-month PLZ
  2014(a)...............................      10,500             WIBOR                     6.650%                     (5)
Contract with Citigroup, effective March                      6-month PLZ
  30, 2004, expiring April 2, 2014(a)...       5,250             WIBOR                     6.710%                     --*
Contract with JP Morgan Chase, effective
  September 11, 2003, expiring September                     3-month SOUTH
  11, 2008(a)...........................      10,000         AFRICAN JIBAR                 9.685%                    (10)
Contract with JP Morgan Chase, effective
  September 11, 2003, expiring September                     3-month SOUTH
  11, 2008(a)...........................      10,000         AFRICAN JIBAR                 9.780%                     (6)
Contract with JP Morgan Chase, effective
  October 17, 2003, expiring October 17,                     3-month SOUTH
  2008(a)...............................       5,000         AFRICAN JIBAR                 9.050%                    (24)
Contract with Citigroup, effective
  December 4, 2003, expiring December 4,                     3-month SOUTH
  2008(a)...............................       7,500         AFRICAN JIBAR                 8.845%                    (45)
Contract with Citigroup, effective
  January 26, 2004, expiring January 26,                     3-month SOUTH
  2009(a)...............................      20,000         AFRICAN JIBAR                 9.710%                    (20)
                                                                                                                 -------
Total net unrealized depreciation.......                                                                         $   (73)
                                                                                                                 =======

---------------

 * Amount represents less than $500.

(a)Fair value.

(b)Wells Fargo Credit Default Swap -- The Fund assumes risk on Wells Fargo Credit rating. The Fund receives 0.30% of the notional amount of the contract.

9.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

NATIONS FUNDS

Investor B Shares generally convert to Investor A Shares based on the following conditions:

              SHORT-INTERMEDIATE GOVERNMENT/INTERMEDIATE BOND/BOND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                          Eight years
-- between August 1, 1997 and November 15, 1998
     $0 - $249,999                                                    Six years
     $250,000 - $499,999                                              Six years
     $500,000 - $999,999                                             Five years
-- before August 1, 1997                                              Six Years

             GOVERNMENT SECURITIES/STRATEGIC INCOME/HIGH YIELD BOND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                          Eight years
-- between August 1, 1997 and November 15, 1998
     $0 - $249,999                                                   Nine years
     $250,000 - $499,999                                              Six years
     $500,000 - $999,999                                             Five years
-- before August 1, 1997                                            Eight Years

See Schedules of capital stock activity.

10.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, there were no borrowings by the Funds under the Agreement.

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

NATIONS FUNDS

At March 31, 2004, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
Short-Term Income...........................................       $24,635            $25,467
Short-Intermediate Government...............................        21,114             21,551
Government Securities.......................................        33,986             34,897
Bond........................................................        28,621             29,334
Strategic Income............................................         1,413              1,451

12.  INCOME TAXES

Information on the tax components of capital as of March 31, 2004 is as follows:

                                                                                                    NET TAX
                                                                                                   UNREALIZED
                                                                                                 APPRECIATION/
                                                                                                 (DEPRECIATION)
                                                                                   NET TAX       ON DERIVATIVES   UNDISTRIBUTED
                                      COST OF                                     UNREALIZED      AND FOREIGN        ORDINARY
                                    INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND       INCOME/
                                      FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER       (ACCUMULATED
                                     PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS       ASSETS       ORDINARY LOSS)
FUND                                   (000)         (000)          (000)           (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Income.................  $1,253,818      $ 9,915        $  (979)        $ 8,936          $  (104)         $ 2,230
Short-Intermediate Government.....     429,719        8,575           (542)          8,033             (173)             540
Government Securities.............     230,555        5,695           (540)          5,155              (74)            (334)
Intermediate Bond.................         N/A*         N/A*           N/A*         20,070               65            2,112
Bond..............................   2,878,575       65,091         (4,994)         60,097           (2,338)          30,643
Strategic Income..................     281,736        6,969           (215)          6,754               25              361
High Yield........................         N/A*         N/A*           N/A*         92,502              121           15,126


                                    UNDISTRIBUTED
                                      LONG-TERM
                                       GAINS/
                                    (ACCUMULATED
                                    CAPITAL LOSS)
FUND                                    (000)
----------------------------------  -------------
Short-Term Income.................    $    738
Short-Intermediate Government.....       1,267
Government Securities.............        (608)
Intermediate Bond.................       4,327
Bond..............................          --
Strategic Income..................     (14,409)
High Yield........................      14,267

---------------

 *See corresponding Master Portfolio for tax basis information.

At March 31, 2004, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING    EXPIRING    EXPIRING    EXPIRING
                                                              IN 2008     IN 2009     IN 2010     IN 2011
FUND                                                           (000)       (000)       (000)       (000)
----------------------------------------------------------------------------------------------------------
Government Securities.......................................   $  571      $   --      $   --      $   --
Strategic Income............................................    5,691       3,544       1,929       3,212

The future years utilization of the capital loss carryforward for the Government Securities Fund is subject to certain limitations.

During the year ended March 31, 2004, the following Funds utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
Government Securities.......................................      $1,246
Strategic Income............................................       5,664

NATIONS FUNDS

The tax composition of distributions were as follows:

                                                                       3/31/04                      3/31/03
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                               INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................  $ 26,600       $2,141        $ 23,427       $2,840
Short-Intermediate Government...............................    16,222        3,815          19,229        8,768
Government Securities.......................................     6,030           --           7,472           --
Intermediate Bond...........................................    25,534        4,984          23,801        6,298
Bond........................................................   102,586           --         132,229        6,325
Strategic Income............................................    11,226           --           9,569           --
High Yield Bond.............................................    91,303           --          38,333           --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications, as listed below, are due primarily to dividend reclassifications and different book and tax accounting for allocation of capital gain/loss on "feeder" funds, defaulted securities, foreign exchange transactions, swaps and redemptions used as distributions.

                                                                            ACCUMULATED NET
                                                                                REALIZED
                                                         UNDISTRIBUTED       GAIN/(LOSS) ON
                                                       INVESTMENT INCOME    INVESTMENTS SOLD    PAID-IN CAPITAL
FUND                                                         (000)               (000)               (000)
---------------------------------------------------------------------------------------------------------------
Short-Term Income....................................       $1,833              $(1,833)             $  --
Short-Intermediate Government........................          699                 (699)                --
Government Securities................................          547                 (547)                --
Intermediate Bond....................................          610                 (610)                --
Bond.................................................        7,104               (7,017)               (87)
Strategic Income.....................................        1,098               (1,098)                --
High Yield Bond......................................        2,353               (1,665)              (688)

13.  REORGANIZATIONS

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Fund Trust, except Intermediate Bond of Nations Reserves listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Nations Fund Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflect the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
Short-Term Income............................                       Short-Term Income
Short-Intermediate Government................           Short-Intermediate Government
Intermediate Bond............................                       Intermediate Bond
Bond.........................................                                    Bond
Strategic Income.............................                        Strategic Income

CONVERSION OF COMMON TRUST FUNDS

On August 16, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the net assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the

NATIONS FUNDS

Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the conversion date were as follows:

                                                                                                                      ACQUIRED
                                                                                                                        FUND
                                                                                               TOTAL NET ASSETS      UNREALIZED
                                                        TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   APPRECIATION/
                                                        OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    (DEPRECIATION)
ACQUIRING FUND                 ACQUIRED FUND                 (000)               (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Income     Bank of America Short-Term Bond
                      Fund                                  $ 12,475          $  772,232          $  784,707          $   245
Short-Intermediate    Bank of America Short-Term
  Government          Government Fund                         58,682             480,736             539,418            2,596
Intermediate Bond     Bank of America Intermediate
                      Bond Fund                              439,200             428,904             868,104            1,199
Bond                  Bank of America Charitable Bond
                      Fund                                   217,846           2,314,670           2,532,516           (1,082)
Bond                  Bank of America Bond Fund              107,442           2,314,670           2,422,112              (66)

14.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including certain Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

For the fiscal year ended March 31, 2004, Bank of America Corporation has assumed $5.8 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to 19 Funds based on their respective average nets assets for the year ended March 31, 2004. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, the Funds were reimbursed fees to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to a market timing agreement during the indicated periods as follows: Nations Short-Term Income Fund (May 2001 through June

NATIONS FUNDS

2003) -- $55,000; Nations Short-Intermediate Government Fund (May 2001 through June 2003) -- $78,000 and Nations Government Securities Fund (October 2001 through October 2001) -- $1,100. These amounts are reflected as "Reimbursement from Investment Advisor" on each impacted Fund's Statement of operations and are also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursements described in the preceding paragraphs reflect only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and do not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, could have a positive effect, but in no case will they have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

NATIONS FUNDS

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Intermediate Bond Fund, Nations Bond Fund, Nations Strategic Income Fund and Nations High Yield Bond Fund (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the amount of long-term capital gains and 15% long-term capital gains designated by Funds Trust were as follows:

                                                                            PORTION
                                                            TOTAL         SUBJECT TO
                                                          LONG-TERM      15% LONG-TERM
FUND                                                    CAPITAL GAINS    CAPITAL GAINS
--------------------------------------------------------------------------------------
Short-Term Income.....................................   $2,140,810       $  177,506
Short-Intermediate Government.........................    3,814,632        1,269,380
Intermediate Bond.....................................    4,983,542           88,617

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the High Yield Bond Fund during the fiscal year ended March 31, 2004, 0.36% is qualified dividend income.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio and
Nations High Yield Bond Master Portfolio Annual Report

                                                     MARCH 31, 2004

The following pages should be read in conjunction with Nations Intermediate Bond and Nations High Yield Bond Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 9.3%
            ASSET-BACKED -- AUTO LOANS -- 5.0%
 $  3,498   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $  3,606
    3,068   Bank One Auto Securitization Trust, Series 2003-1, Class A3,
              1.820% 09/20/07.............................................      3,076
      333   Capital Auto Receivables Asset Trust, Series 2002-2, Class
              CTFS,
              4.180% 10/15/07.............................................        340
    4,779   Capital Auto Receivables Asset Trust, Series 2002-3, Class
              A2A,
              3.050% 09/15/05.............................................      4,820
    2,000   Chase Manhattan Auto Owner Trust, Series 2003-C, Class A3,
              2.260% 11/15/07.............................................      2,017
    1,015   Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................      1,063
    5,116   Ford Credit Auto Owner Trust, Series 2003-A, Class A4A,
              2.700% 06/15/07##...........................................      5,199
    4,016   Household Automotive Trust, Series 2003-2, Class A3,
              2.310% 04/17/08.............................................      4,052
    1,440   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-1,
              Class A4,
              5.340% 12/15/05.............................................      1,458
    3,220   Nissan Auto Receivables Owner Trust, Series 2003-C, Class A4,
              2.700% 12/17/07.............................................      3,269
    7,512   Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A3,
              2.270% 10/22/07##...........................................      7,581
                                                                             --------
                                                                               36,481
                                                                             --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 4.0%
    6,860   Bank One Issuance Trust, Series 2002-A4, Class A4,
              2.940% 06/16/08##...........................................      6,996
    3,552   Chase Credit Card Master Trust, Series 2002-2, Class C,
              1.990%** 07/16/07...........................................      3,570
    4,500   Citibank Credit Card Issuance Trust, Series 2001-A6, Class A6
              5.650% 06/16/08.............................................      4,853
    6,401   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
              2.500% 04/07/08##...........................................      6,477
    5,000   Discover Card Master Trust I, Series 2001-6, Class A,
              5.750% 12/15/08##...........................................      5,407
    3,000   MBNA Master Credit Card Trust, Series 1998-F, Class A,
              1.210%** 02/15/08...........................................      3,004
                                                                             --------
                                                                               30,307
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.0%+
 $      6   Bombardier Capital Mortgage Securitization, Series 1998-A,
              Class A3,
              6.230% 04/15/28.............................................   $      6
      128   First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................        128
                                                                             --------
                                                                                  134
                                                                             --------
            ASSET-BACKED -- OTHER -- 0.3%
    2,400   CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09.............................................      2,490
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $68,781)..............................................     69,412
                                                                             --------
            CORPORATE BONDS AND NOTES -- 40.9%
            AEROSPACE AND DEFENSE -- 0.6%
      317   Boeing Company,
              5.125% 02/15/13(a)..........................................        329
      252   General Dynamics Corporation,
              4.500% 08/15/10.............................................        263
      483   Goodrich (BF) Corporation,
              7.625% 12/15/12.............................................        574
    1,423   Lockheed Martin Corporation,
              7.250% 05/15/06.............................................      1,568
    1,106   Northrop Grumman Corporation,
              7.125% 02/15/11.............................................      1,307
      700   Raytheon Company,
              5.375% 04/01/13.............................................        733
                                                                             --------
                                                                                4,774
                                                                             --------
            AUTOMOTIVE -- 2.9%
    4,282   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08.............................................      4,328
    1,347   Delphi Corporation,
              6.125% 05/01/04.............................................      1,351
      767   Ford Motor Credit Company,
              5.800% 01/12/09.............................................        791
    5,596   Ford Motor Credit Company,
              7.375% 10/28/09##...........................................      6,141
      583   Ford Motor Credit Company,
              7.375% 02/01/11.............................................        636
      988   General Motors Acceptance Corporation,
              6.150% 04/05/07.............................................      1,063
    4,229   General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................      4,588
    2,674   Toyota Motor Credit Corporation, MTN,
              2.700% 01/30/07.............................................      2,714
                                                                             --------
                                                                               21,612
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            BEVERAGES -- 0.5%
 $  1,142   Anheuser-Busch Companies, Inc.,
              6.000% 04/15/11.............................................   $  1,287
    2,016   Cadbury Schweppes US Fin,
              5.125% 10/01/13@............................................      2,086
        3   Coca-Cola Company,
              5.750% 03/15/11.............................................          3
                                                                             --------
                                                                                3,376
                                                                             --------
            BROADCASTING AND CABLE -- 1.7%
      576   Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................        625
    1,104   Comcast Cable Communications, Inc.,
              6.375% 01/30/06.............................................      1,185
    1,620   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................      1,873
    2,269   Liberty Media Corporation,
              3.500% 09/25/06.............................................      2,310
    1,073   The Walt Disney Company, MTN,
              6.750% 03/30/06.............................................      1,162
      336   The Walt Disney Company, MTN,
              5.500% 12/29/06.............................................        361
    1,785   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................      2,058
       10   Time Warner Inc.,
              8.110% 08/15/06.............................................         11
    1,727   Time Warner Inc.,
              9.125% 01/15/13.............................................      2,224
      584   Viacom Inc., Class B,
              5.625% 05/01/07.............................................        636
       12   Viacom Inc., Class B,
              7.700% 07/30/10.............................................         15
                                                                             --------
                                                                               12,460
                                                                             --------
            CHEMICALS -- BASIC -- 0.2%
    1,622   The Dow Chemical Company,
              6.125% 02/01/11(a)..........................................      1,804
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.6%
    1,298   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................      1,333
      409   Eastman Chemical Company,
              3.250% 06/15/08.............................................        404
      328   Monsanto Company,
              4.000% 05/15/08.............................................        335
      489   Praxair, Inc.,
              6.900% 11/01/06.............................................        546
      705   Praxair, Inc.,
              4.750% 07/15/07.............................................        751
    1,192   Praxair, Inc.,
              6.500% 03/01/08.............................................      1,346
                                                                             --------
                                                                                4,715
                                                                             --------
            COMMERCIAL BANKING -- 9.1%
    1,970   AmSouth Bank N.A.,
              4.850% 04/01/13.............................................      2,020
    5,813   Bank One Corporation,
              6.000% 08/01/08(a)..........................................      6,496
    3,660   Citigroup Inc.,
              7.250% 10/01/10.............................................      4,359

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
 $  3,073   Citigroup Inc.,
              6.000% 02/21/12.............................................   $  3,459
      597   City National Corporation,
              5.125% 02/15/13.............................................        615
        6   Deutsche Bank Financial Inc.,
              6.700% 12/13/06.............................................          7
    2,194   Fifth Third Bancorp,
              2.700% 01/30/07.............................................      2,222
    1,696   FleetBoston Financial Corporation,
              7.250% 09/15/05>............................................      1,830
      406   Golden West Financial Corporation,
              4.125% 08/15/07.............................................        430
    1,283   Golden West Financial Corporation,
              4.750% 10/01/12.............................................      1,328
      923   Huntington National Bank,
              2.750% 10/16/06.............................................        946
    2,056   J.P. Morgan Chase & Co.,
              3.125% 12/11/06.............................................      2,102
    3,836   J.P. Morgan Chase & Co.,
              7.250% 06/01/07##...........................................      4,388
      964   Key Bank N.A.,
              7.000% 02/01/11(a)..........................................      1,128
    1,028   Mellon Funding Corporation,
              4.875% 06/15/07.............................................      1,102
      900   Mellon Funding Corporation,
              6.700% 03/01/08.............................................      1,027
        8   Mellon Funding Corporation,
              6.400% 05/14/11.............................................          9
    1,159   National City Bank of Indiana,
              4.875% 07/20/07.............................................      1,246
    1,968   National City Bank,
              4.625% 05/01/13(a)..........................................      1,982
    1,385   PNC Funding Corporation,
              7.000% 09/01/04.............................................      1,417
    2,677   PNC Funding Corporation,
              5.750% 08/01/06.............................................      2,890
    3,286   Popular North America Inc., MTN, Series E,
              6.125% 10/15/06.............................................      3,586
    1,223   Regions Financial Corporation,
              6.375% 05/15/12.............................................      1,386
      738   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................        750
      660   The Bank of New York, Inc., MTN, Series E,
              3.900% 09/01/07.............................................        691
    2,366   Union Planters Corporation,
              4.375% 12/01/10.............................................      2,417
      502   US Bank N.A., Minnesota,
              2.850% 11/15/06.............................................        514
    3,308   US Bank N.A., Minnesota,
              6.375% 08/01/11.............................................      3,797
       19   Wachovia Corporation,
              6.625% 06/15/04.............................................         19
    2,116   Wachovia Corporation,
              4.850% 07/30/07.............................................      2,272

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
 $  3,609   Wachovia Corporation,
              3.500% 08/15/08(a)..........................................   $  3,672
      611   Washington Mutual, Inc.,
              2.400% 11/03/05.............................................        616
    2,798   Washington Mutual, Inc.,
              5.625% 01/15/07.............................................      3,031
    2,008   Washington Mutual, Inc.,
              4.625% 04/01/14.............................................      1,968
    3,025   Wells Fargo and Company,
              3.500% 04/04/08(a)..........................................      3,100
                                                                             --------
                                                                               68,822
                                                                             --------
            COMMERCIAL SERVICES -- 0.2%
    1,195   Waste Management, Inc.,
              7.375% 08/01/10.............................................      1,408
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
    1,942   Hewlett-Packard Company,
              5.750% 12/15/06.............................................      2,115
    1,010   International Business Machines Corporation,
              4.875% 10/01/06.............................................      1,079
      900   International Business Machines Corporation,
              4.750% 11/29/12.............................................        930
                                                                             --------
                                                                                4,124
                                                                             --------
            CONGLOMERATES -- 0.0%+
        7   General Electric Company,
              5.000% 02/01/13.............................................          7
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 1.3%
    1,286   American Express Company,
              5.500% 09/12/06.............................................      1,389
    1,120   American Express Company,
              3.750% 11/20/07.............................................      1,167
      674   American Express Credit Corporation,
              3.000% 05/16/08.............................................        675
    1,022   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08.............................................      1,005
    5,292   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06##...........................................      5,673
                                                                             --------
                                                                                9,909
                                                                             --------
            DEPARTMENT AND DISCOUNT STORES -- 0.8%
        4   Costco Wholesale Corporation,
              5.500% 03/15/07.............................................          4
       10   Target Corporation,
              3.375% 03/01/08(a)..........................................         10
      957   Target Corporation,
              5.400% 10/01/08.............................................      1,047
      802   Target Corporation,
              5.375% 06/15/09.............................................        877

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- (CONTINUED)
 $    802   Target Corporation,
              5.875% 03/01/12.............................................   $    891
    2,095   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................      2,255
       40   Wal-Mart Stores, Inc.,
              4.375% 07/12/07.............................................         42
      850   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................        862
                                                                             --------
                                                                                5,988
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 0.1%
        3   Avery Dennison Corporation,
              4.875% 01/15/13.............................................          3
      621   Fortune Brands, Inc.,
              2.875% 12/01/06.............................................        632
                                                                             --------
                                                                                  635
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 2.1%
      780   Appalachian Power Company, Series G,
              3.600% 05/15/08.............................................        788
    1,880   Cinergy Corporation,
              6.250% 09/01/04.............................................      1,916
    1,034   Consolidated Edison Company of New York, Series 2000C,
              6.625% 12/15/05.............................................      1,117
      571   Dominion Resources, Inc.,
              5.000% 03/15/13.............................................        580
      348   Ohio Edison Company,
              4.000% 05/01/08@............................................        352
      908   Pacific Gas and Electric Company,
              4.200% 03/01/11.............................................        909
      571   Pepco Holdings, Inc.,
              5.500% 08/15/07.............................................        615
    3,330   Progress Energy, Inc.,
              6.050% 04/15/07.............................................      3,631
      629   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08.............................................        648
    2,686   Southern California Edison Company,
              8.000% 02/15/07.............................................      3,081
    1,973   TXU Energy Company,
              7.000% 03/15/13.............................................      2,261
                                                                             --------
                                                                               15,898
                                                                             --------
            ELECTRIC POWER -- NUCLEAR -- 1.8%
    3,180   Centerpoint Energy Resources Corporation, Series B,
              7.875% 04/01/13.............................................      3,681
      525   Duquesne Light Company,
              6.700% 04/15/12.............................................        605
      241   Energy East Corporation,
              6.750% 06/15/12.............................................        275
    3,782   FirstEnergy Corporation, Series B,
              6.450% 11/15/11##...........................................      4,140
        4   Florida Power & Light Company,
              4.850% 02/01/13.............................................          4
    1,483   MidAmerican Energy Holdings Company,
              5.000% 02/15/14@............................................      1,481

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
 $  1,078   Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................   $  1,175
      635   Southern Power Company, Series B,
              6.250% 07/15/12.............................................        703
    1,032   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................      1,111
                                                                             --------
                                                                               13,175
                                                                             --------
            EXPLORATION AND PRODUCTION -- 0.4%
    2,715   Devon Financing Corporation ULC,
              6.875% 09/30/11.............................................      3,142
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 3.2%
    1,845   CIT Group Inc.,
              7.375% 04/02/07.............................................      2,097
    3,161   General Electric Capital Corporation, MTN,
              2.800% 01/15/07.............................................      3,199
    1,076   General Electric Capital Corporation, MTN, Series A,
              4.250% 01/15/08.............................................      1,130
       30   General Electric Capital Corporation, MTN, Series A,
              6.875% 11/15/10.............................................         35
    3,413   General Electric Capital Corporation, MTN, Series A,
              5.875% 02/15/12.............................................      3,788
    1,118   Household Finance Corporation,
              7.200% 07/15/06.............................................      1,241
    2,176   Household Finance Corporation,
              5.750% 01/30/07.............................................      2,370
    1,548   Household Finance Corporation,
              5.875% 02/01/09.............................................      1,716
    3,072   Household Finance Corporation,
              6.375% 11/27/12.............................................      3,476
      847   International Lease Finance Corporation,
              4.500% 05/01/08.............................................        889
    1,023   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................      1,039
    2,784   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................      3,078
                                                                             --------
                                                                               24,058
                                                                             --------
            FOOD AND DRUG STORES -- 0.5%
    2,444   Fred Meyer, Inc.,
              7.450% 03/01/08(a)..........................................      2,828
      633   The Kroger Company,
              6.750% 04/15/12.............................................        723
                                                                             --------
                                                                                3,551
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FOOD PRODUCTS -- 0.7%
 $  2,357   Campbell Soup Company,
              5.500% 03/15/07.............................................   $  2,563
    1,919   General Mills, Inc.,
              2.625% 10/24/06.............................................      1,924
      745   Unilever Capital Corporation,
              6.875% 11/01/05.............................................        804
                                                                             --------
                                                                                5,291
                                                                             --------
            HEALTH SERVICES -- 0.6%
    1,319   Cardinal Health, Inc.,
              6.750% 02/15/11.............................................      1,541
    1,728   Wellpoint Health Networks Inc.,
              6.375% 06/15/06.............................................      1,882
    1,258   Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................      1,420
                                                                             --------
                                                                                4,843
                                                                             --------
            HEAVY MACHINERY -- 0.6%
    1,898   Caterpillar Financial Services Corporation,
              5.950% 05/01/06.............................................      2,052
    1,001   Caterpillar Financial Services Corporation, MTN, Series F,
              2.350% 09/15/06.............................................      1,005
        7   Caterpillar Inc.,
              6.550% 05/01/11(a)..........................................          8
    1,403   John Deere Capital Corporation, MTN, Series D,
              3.125% 12/15/05(a)..........................................      1,441
                                                                             --------
                                                                                4,506
                                                                             --------
            HOUSEHOLD PRODUCTS -- 0.3%
    1,847   Procter & Gamble Company,
              4.750% 06/15/07.............................................      1,980
                                                                             --------
            INSURANCE -- 2.1%
      645   AIG Sunamerica Global Financial,
              5.850% 08/01/08@............................................        716
       16   Allstate Corporation,
              6.125% 02/15/12(a)..........................................         18
      998   Allstate Financial Global Funding,
              7.125% 09/26/05@............................................      1,080
    2,086   American International Group, Inc., MTN, Series F,
              2.850% 12/01/05##...........................................      2,125
      510   Marsh & McLennan Companies, Inc.,
              3.625% 02/15/08.............................................        523
    1,020   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................        998
    1,524   MetLife, Inc.,
              5.375% 12/15/12.............................................      1,617
      256   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................        281
    2,098   Principal Life Global,
              6.250% 02/15/12@............................................      2,380
    3,205   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................      3,617

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
 $    590   The Hartford Financial Services
              Group, Inc.,
              2.375% 06/01/06.............................................   $    594
    1,120   The Hartford Financial Services
              Group, Inc.,
              4.625% 07/15/13@............................................      1,123
      398   Unitrin Inc.,
              4.875% 11/01/10.............................................        413
                                                                             --------
                                                                               15,485
                                                                             --------
            INTEGRATED OIL -- 0.6%
    1,939   Pemex Project Funding Master Trust,
              7.875%** 02/01/09...........................................      2,235
    2,237   USX Corporation,
              6.650% 02/01/06.............................................      2,420
                                                                             --------
                                                                                4,655
                                                                             --------
            INVESTMENT SERVICES -- 3.4%
      617   Bear Stearns Companies Inc.,
              6.500% 05/01/06.............................................        673
      830   Bear Stearns Companies Inc.,
              5.700% 01/15/07.............................................        902
    1,829   Bear Stearns Companies Inc.,
              4.500% 10/28/10.............................................      1,889
    1,210   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................      1,310
    1,597   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................      1,784
      315   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................        329
    2,503   Goldman Sachs Group, Inc.,
              6.600% 01/15/12.............................................      2,869
      347   Goldman Sachs Group, Inc.,
              5.700% 09/01/12.............................................        376
       22   Lehman Brothers Holdings Inc.
              6.625% 04/01/04.............................................         22
      742   Lehman Brothers Holdings Inc.,
              4.000% 01/22/08.............................................        770
    4,513   Lehman Brothers Holdings Inc.,
              7.000% 02/01/08##...........................................      5,173
      336   Lehman Brothers Holdings Inc.,
              7.875% 08/15/10.............................................        411
    2,596   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.............................................      2,897
    1,591   Merrill Lynch & Company, Inc., MTN, Series B,
              2.070% 06/12/06.............................................      1,603
    1,360   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08.............................................      1,389
    1,050   Morgan Stanley,
              6.600% 04/01/12.............................................      1,207
      295   Morgan Stanley,
              5.300% 03/01/13.............................................        310
    1,889   Salomon Smith Barney Holdings Inc.,
              6.500% 02/15/08.............................................      2,133
                                                                             --------
                                                                               26,047
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- 0.1%
 $     12   Abbott Laboratories,
              5.625% 07/01/06.............................................   $     13
      600   Bristol-Myers Squibb Company,
              4.750% 10/01/06.............................................        635
                                                                             --------
                                                                                  648
                                                                             --------
            METALS AND MINING -- 0.3%
    1,826   Alcoa Inc.,
              7.375% 08/01/10.............................................      2,193
                                                                             --------
            NATURAL GAS DISTRIBUTION -- 0.1%
      491   NiSource Finance Corporation,
              5.400% 07/15/14.............................................        507
                                                                             --------
            NATURAL GAS PIPELINES -- 0.8%
    1,065   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06.............................................      1,142
    1,415   Duke Capital LLC,
              4.370% 03/01/09(a)..........................................      1,431
    1,829   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................      1,905
    1,311   Teppco Partners, LP,
              7.625% 02/15/12.............................................      1,565
                                                                             --------
                                                                                6,043
                                                                             --------
            OIL REFINING AND MARKETING -- 0.1%
      827   Valero Energy Corporation,
              6.875% 04/15/12.............................................        952
                                                                             --------
            PAPER AND FOREST PRODUCTS -- 0.6%
      577   International Paper Company,
              4.250% 01/15/09.............................................        592
    1,973   International Paper Company,
              5.850%** 10/30/12...........................................      2,119
    1,501   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................      1,685
                                                                             --------
                                                                                4,396
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.5%
    1,010   Gannett Company, Inc.,
              5.500% 04/01/07.............................................      1,099
      967   News America Holdings Inc.,
              9.250% 02/01/13.............................................      1,271
    1,247   News America Holdings Inc.,
              6.625% 01/09/08(a)..........................................      1,401
      147   R.R. Donnelley & Sons Company,
              4.950% 04/01/14@............................................        149
                                                                             --------
                                                                                3,920
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
    1,139   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................      1,331
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            REAL ESTATE -- 0.4%
 $  1,550   EOP Operating LP,
              7.000% 07/15/11.............................................   $  1,797
      978   EOP Operating LP,
              4.750% 03/15/14.............................................        964
      356   ERP Operating LP,
              5.200% 04/01/13.............................................        371
                                                                             --------
                                                                                3,132
                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.4%
    1,744   Camden Property Trust,
              5.375% 12/15/13.............................................      1,806
      612   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................        691
      654   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................        654
                                                                             --------
                                                                                3,151
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 2.5%
    2,016   360 Communications Company,
              7.500% 03/01/06.............................................      2,221
      612   AT&T Corporation,
              8.050% 11/15/11.............................................        715
      636   AT&T Wireless Services Inc.,
              8.125% 05/01/12.............................................        775
    1,398   BellSouth Corporation,
              5.000% 10/15/06(a)..........................................      1,493
       25   GTE California, Inc., Series H,
              7.650% 03/15/07.............................................         28
    2,587   SBC Communications Inc.,
              5.750% 05/02/06.............................................      2,784
      697   Sprint Capital Corporation,
              6.125% 11/15/08.............................................        768
    3,121   Sprint Capital Corporation,
              8.375% 03/15/12##...........................................      3,799
      331   Verizon Florida Inc., Series F,
              6.125% 01/15/13.............................................        361
    2,577   Verizon New England Inc.,
              6.500% 09/15/11.............................................      2,909
    2,533   Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11.............................................      2,726
                                                                             --------
                                                                               18,579
                                                                             --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $291,922).............................................    307,117
                                                                             --------
            FOREIGN BONDS AND NOTES -- 4.4%
            BEVERAGES -- 0.3%
    2,439   Diageo Finance BV,
              3.000% 12/15/06##...........................................      2,483
                                                                             --------
            BROADCASTING AND CABLE -- 0.0%+
      274   Rogers Cable Inc.,
              6.250% 06/15/13.............................................        283
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            BUILDING MATERIALS -- 0.2%
 $  1,151   Hanson Overseas BV,
              6.750% 09/15/05.............................................   $  1,231
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.1%
      435   Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................        442
                                                                             --------
            COMMERCIAL BANKING -- 0.4%
        2   Barclays Bank plc,
              7.400% 12/15/09.............................................          2
    1,225   Korea Development Bank,
              7.250% 05/15/06.............................................      1,347
        5   Korea Development Bank,
              5.250% 11/16/06.............................................          5
    1,700   Scotland International Finance,
              4.250% 05/23/13@............................................      1,667
                                                                             --------
                                                                                3,021
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
      589   Transalta Corporation,
              5.750% 12/15/13.............................................        611
                                                                             --------
            INTEGRATED OIL -- 0.5%
    1,293   BP Capital Markets,
              2.750% 12/29/06.............................................      1,317
    1,062   Conoco Funding Company,
              5.450% 10/15/06.............................................      1,147
    1,427   Conoco Funding Company,
              6.350% 10/15/11.............................................      1,638
                                                                             --------
                                                                                4,102
                                                                             --------
            METALS AND MINING -- 0.3%
       29   Alcan Inc.,
              6.450% 03/15/11.............................................         33
      641   BHP Finance USA Ltd.,
              4.800% 04/15/13.............................................        663
      701   Codelco Inc.,
              5.500% 10/15/13@(a).........................................        739
      769   Rio Tinto Finance (USA) Ltd.,
              2.625% 09/30/08.............................................        752
                                                                             --------
                                                                                2,187
                                                                             --------
            OIL REFINING AND MARKETING -- 0.3%
    2,421   Burlington Resources Finance,
              5.600% 12/01/06.............................................      2,619
                                                                             --------
            PHARMACEUTICALS -- 0.3%
    2,112   Glaxosmithkline Capital, plc,
              2.375% 04/16/07.............................................      2,117
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.2%
    1,159   Thomson Corporation,
              5.250% 08/15/13.............................................      1,236
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
 $    397   Canadian National Railway Company,
              6.375% 10/15/11.............................................   $    453
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 1.6%
      943   British Telecommunications, plc,
              8.375%** 12/15/10...........................................      1,165
    3,980   Deutsche Telekom International
              Finance BV,
              5.250% 07/22/13##...........................................      4,144
    1,941   France Telecom SA,
              8.750%** 03/01/11...........................................      2,371
      137   Intelsat Ltd.,
              6.500% 11/01/13.............................................        148
       11   Telefonos de Mexico, SA,
              4.500% 11/19/08@............................................         11
    3,625   Telus Corporation,
              7.500% 06/01/07.............................................      4,123
                                                                             --------
                                                                               11,962
                                                                             --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $31,648)..............................................     32,747
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 2.7%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.5%
    3,730   Bear Stearns Commercial Mortgage Securities, Series 2003-T12,
              Class A4,
              4.680% 08/13/39##...........................................      3,824
    2,624   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17##...........................................      2,824
    2,818   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17.............................................      2,978
    3,460   Freddie Mac, Series 2632, Class YI, Interest only,
              5.500% 08/15/22.............................................        243
    3,218   Freddie Mac, Series 2664, Class IO, Interest only,
              5.500% 05/15/27.............................................        350
    3,339   Freddie Mac, Series 2692, Class IA, Interest only,
              5.500% 01/15/23.............................................        296
   13,064   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30...........................................        468
    7,949   Morgan Stanley Capital, Series 2003-IQ6, Class A4,
              4.970% 12/15/41.............................................      8,251
   18,924   Vendee Mortgage Trust, Series 1998-1, Class 2, Interest only,
              (Purchased 02/26/98, cost $412)
              0.449%** 09/15/27(f)........................................        205
   21,522   Vendee Mortgage Trust, Series 1998-3, Class 1, Interest only,
              (Purchased 09/17/98, cost $255)
              0.306%** 03/15/29(f)........................................        158
                                                                             --------
                                                                               19,597
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 0.1%
 $    369     3.199%** 08/01/36...........................................   $    375
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.1%
      221     7.000% 05/15/12.............................................        237
      112     11.500% 06/15/13-10/15/15...................................        129
      104     10.000% 05/15/16-08/15/18...................................        117
       34     9.500% 09/15/16-12/15/20....................................         37
                                                                             --------
                                                                                  520
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $20,708)..............................................     20,492
                                                                             --------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 2.1%
    2,023   Hellenic Republic,
              6.950% 03/04/08.............................................      2,322
      404   Ontario (Province of),
              7.000% 08/04/05.............................................        435
    3,413   Quebec (Province of),
              6.125% 01/22/11.............................................      3,907
      872   Republic of Chile,
              5.500% 01/15/13.............................................        922
    1,163   Republic of Italy,
              2.750% 12/15/06.............................................      1,176
    3,001   United Mexican States,
              8.375% 01/14/11.............................................      3,647
    2,926   United Mexican States,
              6.375% 01/16/13(a)..........................................      3,169
                                                                             --------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $14,568)..............................................     15,578
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 9.0%
            FEDERAL FARM CREDIT BANK (FFCB) -- 1.5%
    3,791     2.375% 10/01/04(a)..........................................      3,815
    3,624     2.500% 03/15/06.............................................      3,676
    3,700     2.625% 09/17/07.............................................      3,716
                                                                             --------
                                                                               11,207
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL HOME LOAN BANK (FHLB) -- 1.5%
 $  5,500     3.250% 08/15/05.............................................   $  5,634
    1,800     3.625% 11/14/08.............................................      1,852
    3,500     3.875% 06/14/13.............................................      3,438
                                                                             --------
                                                                               10,924
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.4%
    3,749     3.875% 02/15/05.............................................      3,836
    1,437     2.375% 04/15/06.............................................      1,454
    1,750     5.750% 03/15/09.............................................      1,964
    2,136     6.625% 09/15/09.............................................      2,490
      700     4.500% 01/15/13.............................................        719
                                                                             --------
                                                                               10,463
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 4.6%
    3,949     2.875% 10/15/05.............................................      4,031
   21,775     5.250% 06/15/06-01/15/09....................................     23,782
    2,082     2.625% 11/15/06.............................................      2,110
    2,095     4.375% 09/15/12(a)..........................................      2,142
    2,500     4.125% 04/15/14.............................................      2,458
                                                                             --------
                                                                               34,523
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $65,625)..............................................     67,117
                                                                             --------
            U.S. TREASURY OBLIGATIONS -- 25.5%
            U.S. TREASURY BONDS -- 0.1%
      400     6.250% 08/15/23.............................................        476
                                                                             --------
            U.S. TREASURY NOTES -- 20.8%
   24,000     2.125% 10/31/04.............................................     24,152
    2,500     1.625% 01/31/05.............................................      2,511
   10,000     1.500% 02/28/05.............................................     10,034
    3,000     1.625% 03/31/05.............................................      3,014
   43,000     1.625% 04/30/05.............................................     43,206
   15,000     1.875% 11/30/05.............................................     15,114
    1,000     2.000% 05/15/06.............................................      1,008
   21,000     4.625% 05/15/06##...........................................     22,312
   10,500     3.250% 01/15/09.............................................     10,740
    5,500     3.000% 02/15/09.............................................      5,560
   11,000     4.250% 08/15/13.............................................     11,399
    7,200     4.000% 02/15/14(a)..........................................      7,295
                                                                             --------
                                                                              156,345
                                                                             --------
            U.S. TREASURY STRIPS -- 4.6%
    4,000   Interest only,
              1.663%*** 05/15/06..........................................      3,862
    7,000   Principal only,
              1.154%*** 05/15/05..........................................      6,910

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            U.S. TREASURY STRIPS -- (CONTINUED)
 $  6,000   Principal only,
              1.874%*** 11/15/06(a).......................................   $  5,714
   20,000   Principal only,
              2.762%*** 11/15/08..........................................     17,620
                                                                             --------
                                                                               34,106
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $189,266).............................................    190,927
                                                                             --------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 8.2%
              (Cost $61,631)
   61,631   Nations Cash Reserves, Capital Class Shares#..................     61,631
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $744,149*)..................................     102.1%   765,021
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (2.1)%
            Cash..........................................................   $      1
            Receivable for investment securities sold.....................     14,527
            Dividends receivable..........................................         30
            Interest receivable...........................................      7,006
            Receivable from administrator.................................         61
            Receivable for variation margin...............................        215
            Unrealized appreciation on swap contracts.....................         67
            Collateral on securities loaned...............................    (21,355)
            Investment advisory fee payable...............................       (316)
            Payable for investment securities purchased...................    (15,846)
            Accrued Trustees' fees and expenses...........................        (32)
            Accrued expenses and other liabilities........................       (147)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................    (15,789)
                                                                             --------
            NET ASSETS..........................................     100.0%  $749,232
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


---------------

 * Federal income tax information: net unrealized appreciation of $20,831 on investment securities was comprised of gross appreciation of $21,674 and depreciation of $843 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $744,190.

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 > Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $21,355.

 ##All or a portion of security segregated as collateral for futures contracts and swaps.

 (a)
   All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $20,172 and $20,800 respectively.

 (f)
   Restricted and illiquid security.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 0.6%
            ASSET-BACKED -- OTHER -- 0.6%
              (Cost $7,181)
 $  7,162   Gilroy Asset Receivable Loan,
              10.000% 09/30/14@...........................................   $    7,162
                                                                             ----------

 SHARES
---------
            COMMON STOCKS -- 1.6%
            BROADCASTING AND CABLE -- 0.5%
  631,273   UnitedGlobalCom, Inc. ........................................        5,360
                                                                             ----------
            HEALTH SERVICES -- 0.0%+
      139   Fountain View Inc.!!!!(e)(f)..................................            0++
                                                                             ----------
            METALS AND MINING -- 0.2%
  711,489   ACP Holding Company!!!!(f)....................................          907
  158,250   Thermadyne Holdings Corporation!!!!(a)(f).....................        2,057
                                                                             ----------
                                                                                  2,964
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.1%
   70,201   Marconi Corporation plc, ADR!!!!..............................        1,658
                                                                             ----------
            OILFIELD SERVICES -- 0.1%
   39,350   Petroleum Geo-Services ASA, ADR!!!!(a)........................        1,837
                                                                             ----------
            PACKAGING AND CONTAINERS -- 0.2%
  187,915   Owens-Illinois, Inc.!!!!......................................        2,635
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.1%
  115,300   Abitibi-Consolidated Inc. ....................................          817
                                                                             ----------
            STEEL -- 0.1%
  171,744   Algoma Steel Inc.!!!!(a)(j)...................................        1,209
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.3%
   44,318   Call-Net Enterprises, Inc., Class B!!!!.......................          144
   88,991   Globix Corporation!!!!(f).....................................          293
    6,617   ICO Global Communications Holdings LTD.!!!!(f)................            4
   25,594   Minorplanet Systems USA, Inc.!!!!.............................           18
  275,617   Neon Communications, Inc.!!!!(a)(e)(f)........................          345
   88,296   NII Holdings Inc., Class B!!!!(f).............................        3,092
                                                                             ----------
                                                                                  3,896
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $13,110)..............................................       20,376
                                                                             ----------
PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 4.9%
            AIRLINES -- 0.2%
 $  2,885   Delta Air Lines, Inc.,
              8.000% 06/03/23@............................................   $    2,135
                                                                             ----------
            BROADCASTING AND CABLE -- 0.1%
    3,720   Adelphia Communications Corporation, Class A,
              6.000% 02/15/06(a)(b).......................................        1,544
                                                                             ----------
            COMPUTER SERVICES -- 0.1%
    1,480   Electronic Data Systems Corporation,
              3.875% 07/15/23(a)..........................................        1,462
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.3%
    3,510   Providian Financial Corporation,
              3.250% 08/15/05(a)..........................................        3,449
                                                                             ----------
            HEALTH SERVICES -- 1.1%
    8,605   Laboratory Corporation,
              1.724%*** 09/11/21..........................................        6,346
    3,500   Lincare Holdings Inc.,
              3.000% 06/15/33(a)..........................................        3,544
    1,420   Lincare Holdings Inc.,
              3.000% 06/15/33@............................................        1,438
    2,225   Province Healthcare Company,
              4.250% 10/10/08.............................................        2,239
                                                                             ----------
                                                                                 13,567
                                                                             ----------
            INSURANCE -- 0.1%
      900   Loews Corporation,
              3.125% 09/15/07.............................................          889
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.0%
    2,640   Brocade Communications Systems, Inc.,
              2.000% 01/01/07.............................................        2,445
    8,335   CIENA Corporation,
              3.750% 02/01/08.............................................        7,710
    2,565   Riverstone Networks, Inc.,
              3.750% 12/01/06@(a)(b)......................................        2,347
                                                                             ----------
                                                                                 12,502
                                                                             ----------
            PHARMACEUTICALS -- 0.5%
    3,970   ICN Pharmaceuticals, Inc.,
              6.500% 07/15/08(a)..........................................        4,173
    1,630   Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07.............................................        1,549
                                                                             ----------
                                                                                  5,722
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.3%
    4,090   CNET Networks, Inc.,
              5.000% 03/01/06.............................................        4,049
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            SEMICONDUCTORS -- 1.1%
 $  7,655   Atmel Corporation,
              4.975%*** 05/23/21..........................................   $    3,310
   12,235   LSI Logic Corporation,
              4.000% 11/01/06.............................................       12,005
                                                                             ----------
                                                                                 15,315
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.1%
    3,897   At Home Corporation, Series A,
              4.750% 12/15/06(b)..........................................          546
      358   PTEK Holdings, Inc.,
              5.750% 07/01/04(a)..........................................          355
                                                                             ----------
                                                                                    901
                                                                             ----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $57,548)..............................................       61,535
                                                                             ----------
            CORPORATE BONDS AND NOTES -- 68.6%
            AEROSPACE AND DEFENSE -- 1.4%
      520   BE Aerospace, Inc.,
              8.500% 10/01/10.............................................          556
      980   BE Aerospace, Inc., Series B,
              8.000% 03/01/08.............................................          897
    7,360   BE Aerospace, Inc., Series B,
              8.875% 05/01/11(a)..........................................        6,735
    2,720   K & F Industries, Inc., Series B,
              9.625% 12/15/10.............................................        3,046
    2,635   Sequa Corporation, Class A,
              9.000% 08/01/09.............................................        2,964
    3,115   Sequa Corporation, Series B,
              8.875% 04/01/08.............................................        3,466
                                                                             ----------
                                                                                 17,664
                                                                             ----------
            AIRLINES -- 2.7%
      885   American Airlines, Inc., Series 2001-1,
              7.377% 05/23/19.............................................          665
    7,035   Continental Airlines, Inc.,
              7.875% 07/02/18.............................................        7,007
    6,095   Delta Air Lines, Inc.,
              7.700% 12/15/05(a)..........................................        5,181
    2,200   Delta Air Lines, Inc.,
              10.000% 08/15/08@(a)........................................        1,562
    4,030   Delta Air Lines, Inc.,
              10.375% 02/01/11............................................        2,781
      715   Delta Air Lines, Inc.,
              9.250% 03/15/22.............................................          433
    2,335   Delta Air Lines, Inc.,
              10.375% 12/15/22............................................        1,506
    5,079   Delta Air Lines, Inc.,
              8.300% 12/15/29.............................................        2,920
    2,720   Northwest Airlines Inc.,
              7.625% 03/15/05(a)..........................................        2,652
    3,535   Northwest Airlines Inc.,
              8.875% 06/01/06(a)..........................................        3,058
    2,800   Northwest Airlines Inc.,
              9.875% 03/15/07(a)..........................................        2,394
    4,440   Northwest Airlines Inc.,
              10.000% 02/01/09(a).........................................        3,596
      279   Northwest Airlines Inc., Series 1996-1,
              8.970% 01/02/15.............................................          212
                                                                             ----------
                                                                                 33,967
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            APPAREL AND TEXTILES -- 0.1%
 $  1,605   Levi Strauss & Company,
              7.000% 11/01/06(a)..........................................   $    1,196
                                                                             ----------
            AUTOMOTIVE -- 3.4%
    4,310   ArvinMeritor, Inc.,
              8.750% 03/01/12.............................................        4,795
    2,990   Dana Corporation,
              9.000% 08/15/11(a)..........................................        3,595
    3,720   Dana Corporation,
              7.000% 03/01/29.............................................        3,711
    4,300   Goodyear Tire & Rubber Company Credit Revolver,
              5.610%** 03/31/06(f)(g).....................................        4,284
   11,650   Goodyear Tire & Rubber Company,
              11.000% 03/01/11@...........................................       12,349
    3,470   Goodyear Tire & Rubber Company,
              7.857% 08/15/11(a)..........................................        2,863
    7,165   Mark IV Industries, Inc.,
              7.500% 09/01/07.............................................        6,663
    1,970   Tenneco Automotive Inc., Series B,
              10.250% 07/15/13............................................        2,266
    1,990   Titan International, Inc.,
              8.750% 04/01/07(a)..........................................        1,721
                                                                             ----------
                                                                                 42,247
                                                                             ----------
            BROADCASTING AND CABLE -- 3.9%
    1,755   Adelphia Communications Corporation, Class A,
              10.250% 11/01/06(b).........................................        1,676
    3,595   Adelphia Communications Corporation, Class A,
              9.375% 11/15/09(b)..........................................        3,514
    8,685   Adelphia Communications Corporation, Class A,
              10.250% 06/15/11(a)(b)......................................        8,685
      205   Adelphia Communications Corporation, Series B,
              9.250% 10/01/04(a)(b).......................................          194
    2,475   Comcast Corporation,
              8.875% 04/01/07.............................................        2,504
    5,320   Emmis Communications Corporation,
              (0.000)% due 03/15/11
              12.50% beginning 03/15/04...................................        5,094
    4,900   Frontiervision Operating Partners LP,
              11.000% 10/15/06(b).........................................        5,794
    3,460   Frontiervision Operating Partners LP,
              11.875% 09/15/07(b).........................................        4,169
    1,135   Frontiervision Operating Partners LP, Series B,
              11.875% 09/15/07(b).........................................        1,368

                       SEE NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
 $ 12,005   Paxson Communications Corporation,
              (0.000)% due 01/15/09(a)
              12.250% beginning 01/15/06..................................   $   10,204
    2,410   Spanish Broadcasting System, Inc.,
              9.625% 11/01/09.............................................        2,552
    1,035   Young Broadcasting Inc.,
              8.500% 12/15/08.............................................        1,118
    1,355   Young Broadcasting Inc.,
              8.500% 12/15/08@(a).........................................        1,463
                                                                             ----------
                                                                                 48,335
                                                                             ----------
            BUILDING MATERIALS -- 0.4%
    4,465   Dayton Superior Corporation,
              10.750% 09/15/08@...........................................        4,599
                                                                             ----------
            CHEMICALS -- BASIC -- 2.0%
    4,060   Equistar Chemicals, LP,
              7.550% 02/15/26.............................................        3,492
    4,115   Lyondell Chemical Company,
              9.500% 12/15/08(a)..........................................        4,208
    1,830   Lyondell Chemical Company,
              10.500% 06/01/13............................................        1,931
    1,980   Millennium America Inc.,
              7.000% 11/15/06.............................................        2,015
    3,525   Millennium America Inc.,
              7.625% 11/15/26.............................................        3,190
    8,140   Terra Capital Inc.,
              12.875% 10/15/08............................................        9,604
                                                                             ----------
                                                                                 24,440
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 1.0%
    4,530   Equistar Chemicals, LP,
              10.625% 05/01/11............................................        4,880
    1,735   FMC Corporation,
              10.250% 11/01/09............................................        2,039
    2,330   Foamex LP,
              10.750% 04/01/09............................................        2,120
      340   General Chemical Industrial
              Products Inc.,
              10.625% 05/01/09(a)(b)......................................           82
    2,790   Sovereign Specialty Chemicals, Inc.,
              11.875% 03/15/10............................................        2,846
                                                                             ----------
                                                                                 11,967
                                                                             ----------
            COMMERCIAL SERVICES -- 0.8%
    2,140   Dollar Financial Group Inc.,
              9.750% 11/15/11.............................................        2,322
      860   Great Lakes Dredge & Dock Company,
              7.750% 12/15/13@............................................          869
    3,580   Interline Brands Inc.,
              11.500% 05/15/11............................................        3,866
    3,280   Protection One, Inc.,
              7.375% 08/15/05(b)..........................................        2,968
                                                                             ----------
                                                                                 10,025
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COMPUTER SERVICES -- 0.2%
 $  1,210   Electronic Data Systems Corporation,
              7.125% 10/15/09(a)..........................................   $    1,292
      525   Electronic Data Systems Corporation,
              6.000% 08/01/13.............................................          509
    1,065   Electronic Data Systems Corporation,
              7.450% 10/15/29.............................................        1,044
                                                                             ----------
                                                                                  2,845
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.1%
    1,785   Stratus Technologies Inc.,
              10.375% 12/01/08@(a)........................................        1,794
                                                                             ----------
            CONSTRUCTION -- 1.1%
      885   Erico International Corporation,
              8.875% 03/01/12@............................................          927
    5,850   The Shaw Group Inc.,
              10.750% 03/15/10(a).........................................        5,908
    3,690   URS Corporation,
              11.500% 09/15/09............................................        4,170
    2,430   URS Corporation, Series B,
              12.250% 05/01/09(a).........................................        2,588
      270   Werner Holding Company, Inc., Series A,
              10.000% 11/15/07............................................          203
                                                                             ----------
                                                                                 13,796
                                                                             ----------
            CONSUMER SERVICES -- 1.3%
    1,892   Jafra Cosmetics Term A,
              5.125%** 05/20/08(f)(g).....................................        1,888
    4,600   Jafra Cosmetics,
              10.750% 05/15/11............................................        5,221
    5,195   Rent-Way, Inc.,
              11.875% 06/15/10............................................        5,817
      900   Service Corporation International,
              7.200% 06/01/06.............................................          959
    1,670   Service Corporation International,
              6.875% 10/01/07.............................................        1,754
      700   Service Corporation International,
              7.700% 04/15/09.............................................          751
                                                                             ----------
                                                                                 16,390
                                                                             ----------
            DIVERSIFIED ELECTRONICS -- 0.4%
    2,175   Knowles Electronics Holdings, Inc.,
              13.125% 10/15/09............................................        2,295
    2,705   Viasystems Term Loan B,
              6.470%** 09/30/08...........................................        2,725
                                                                             ----------
                                                                                  5,020
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 8.9%
    5,215   AES Corporation,
              7.750% 03/01/14.............................................        5,222
    5,565   AES Corporation,
              9.000% 05/15/15@............................................        6,142
    4,863   AES Eastern Energy, Series 1999-A,
              9.000% 01/02/17.............................................        5,568
    1,175   AES Eastern Energy, Series 1999-B,
              9.670% 01/02/29.............................................        1,363

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
 $  1,682   Caithness Coso Funding Corporation, Series B,
              9.050% 12/15/09.............................................   $    1,893
    3,510   Calpine Construction Finance,
              9.643%** 08/26/11@..........................................        3,668
      470   Calpine Corporation,
              8.250% 08/15/05(a)..........................................          449
      760   Calpine Corporation,
              7.625% 04/15/06(a)..........................................          669
    2,510   Calpine Corporation,
              8.750% 07/15/07(a)..........................................        1,983
    1,370   Calpine Corporation,
              7.750% 04/15/09(a)..........................................          973
   10,265   Calpine Corporation,
              8.500% 07/15/10@(a).........................................        9,443
    3,440   Calpine Generating Company,
              10.250% 04/01/11@(a)........................................        3,259
    2,393   Cedar Brakes I LLC, Series B,
              8.500% 02/15/14.............................................        2,297
    5,770   Cedar Brakes II LLC,
              9.875% 09/01/13.............................................        5,770
    1,090   Consumers Energy Company,
              6.250% 09/15/06.............................................        1,181
      434   ESI Tractebel Acquisition Corporation, Series B,
              7.990% 12/30/11.............................................          449
    2,185   Mirant Americas Generation LLC,
              8.300% 05/01/11(b)..........................................        1,611
    1,670   Mirant Americas Generation LLC,
              8.500% 10/01/21(b)..........................................        1,236
    2,390   Mirant Americas Generation LLC,
              9.125% 05/01/31(a)(b).......................................        1,763
    1,400   Mirant Revolving Credit Facility,
              4.816%** 01/15/05(b)(c)(f)(g)...............................          784
    1,436   Mirant Revolving Credit Facility,
              .000% 07/17/05(b)(c)(f)(g)..................................        1,048
      833   NRG Energy, Inc.,
              5.500%** 06/23/10(f)(g).....................................          857
    1,483   NRG Energy, Inc.,
              7.000%** 06/23/10(f)(g).....................................        1,525
    7,205   NRG Energy, Inc.,
              8.000% 12/15/13@............................................        7,439
    3,795   Pacific Gas and Electric Company, Bank Debt A,
              8.750%** 12/30/06(f)(g).....................................        3,833
    5,940   PG&E Corporation,
              6.875% 07/15/08@............................................        6,482
    6,965   PG&E National Energy Group, Inc.,
              10.375% 05/16/11(b).........................................        4,806
    5,375   PG&E Transmission Northwest,
              7.100% 06/01/05(a)..........................................        5,590
    1,645   Reliant Resources Inc.,
              9.250% 07/15/10.............................................        1,785
      180   Salton Sea Funding, Series B,
              7.370% 05/30/05.............................................          189
    4,390   Southern California Edison Company,
              8.000% 02/15/07.............................................        5,036

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
 $  5,860   TECO Energy, Inc.,
              7.200% 05/01/11.............................................   $    6,226
    2,840   TECO Energy, Inc.,
              7.000% 05/01/12.............................................        2,996
    3,245   Tiverton/Rumford Power Association,
              9.000% 07/15/18@............................................        2,774
      945   Westar Energy, Inc.,
              6.875% 08/01/04.............................................          954
    1,770   Westar Energy, Inc.,
              7.875% 05/01/07.............................................        2,018
      375   Westar Energy, Inc.,
              7.125% 08/01/09.............................................          420
      440   Westar Energy, Inc.,
              7.650% 04/15/23.............................................          455
                                                                             ----------
                                                                                110,156
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 1.9%
   10,065   El Paso Production Holding,
              7.750% 06/01/13.............................................        9,335
    1,935   Energy Corporation of America, Series A,
              9.500% 05/15/07.............................................        1,829
      485   Forest Oil Corporation,
              8.000% 12/15/11.............................................          541
      390   Newfield Exploration Company,
              7.625% 03/01/11.............................................          445
      390   Newfield Exploration Company,
              8.375% 08/15/12.............................................          445
    1,960   Plains Exploration and Production Company, Series B,
              8.750% 07/01/12.............................................        2,205
    1,030   Stone Energy Corporation,
              8.250% 12/15/11.............................................        1,143
    1,695   Vintage Petroleum, Inc.,
              7.875% 05/15/11.............................................        1,822
    4,435   Vintage Petroleum, Inc.,
              8.250% 05/01/12.............................................        4,989
    1,355   Westport Resources Corporation,
              8.250% 11/01/11.............................................        1,507
                                                                             ----------
                                                                                 24,261
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.7%
    3,965   Fremont General Corporation, Series B,
              7.875% 03/17/09.............................................        3,995
    7,170   The FINOVA Group Inc.,
              7.500% 11/15/09.............................................        4,427
                                                                             ----------
                                                                                  8,422
                                                                             ----------
            FOOD PRODUCTS -- 1.9%
    3,173   Chiquita Brands International, Inc.,
              10.560% 03/15/09(a).........................................        3,506
    1,425   Herbalife International, Inc., Class A,
              11.750% 07/15/10............................................        1,646
    3,465   National Beef Packaging,
              10.500% 08/01/11@...........................................        3,569
    1,290   Seminis, Inc.,
              10.250% 10/01/13@...........................................        1,427
    2,100   Seminis, Inc., Class A,
              10.250% 10/01/13@...........................................        2,323

                       SEE NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FOOD PRODUCTS -- (CONTINUED)
 $  3,340   Swift & Company,
              10.125% 10/01/09(a).........................................   $    3,607
    6,610   Swift & Company,
              12.500% 01/01/10@...........................................        7,073
                                                                             ----------
                                                                                 23,151
                                                                             ----------
            HEALTH SERVICES -- 3.0%
    3,685   AmeriPath, Inc.,
              10.500% 04/01/13(a).........................................        3,759
    1,910   AmeriPath, Inc.,
              10.500% 04/01/13@...........................................        1,948
    5,345   Express Scripts, Inc.,
              9.625% 06/15/09.............................................        5,706
    4,075   HCA Inc.,
              8.360% 04/15/24.............................................        4,647
    4,260   HCA Inc.,
              7.500% 11/15/95.............................................        4,243
       90   HCA Inc., MTN,
              7.750% 07/15/36.............................................           96
      980   Manor Care, Inc.,
              7.500% 06/15/06.............................................        1,073
    4,657   QuadraMed Corporation,
              10.000% 04/01/08@...........................................        4,238
    8,560   Quintiles Transnational Corporation,
              10.000% 10/01/13@...........................................        8,902
    3,045   Triad Hospitals, Inc., Series B,
              8.750% 05/01/09.............................................        3,319
                                                                             ----------
                                                                                 37,931
                                                                             ----------
            HEAVY MACHINERY -- 0.6%
    2,920   Cummins Inc.,
              6.450% 03/01/05.............................................        3,008
    4,365   JLG Industries, Inc.,
              8.250% 05/01/08.............................................        4,801
                                                                             ----------
                                                                                  7,809
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 0.5%
    3,260   Fedders North America Inc.,
              9.875% 03/01/14@............................................        3,166
    2,750   Jacuzzi Brands, Inc.,
              9.625% 07/01/10.............................................        3,039
                                                                             ----------
                                                                                  6,205
                                                                             ----------
            INSURANCE -- 0.9%
    3,462   Conseco Term Loan A1,
              7.250%** 09/10/09(f)(g).....................................        3,467
    1,038   Conseco Term Loan B1,
              9.500%** 09/10/10(f)(g).....................................        1,040
    5,775   Crum & Forster,
              10.375% 06/15/13@(a)........................................        6,527
    9,865   Lumbermens Mutual Casualty,
              9.150% 07/01/26@(b).........................................          296
      180   Lumbermens Mutual Casualty,
              8.300% 12/01/37@(b).........................................            5
    4,600   Lumbermens Mutual Casualty,
              8.450% 12/01/97@(b).........................................          138
                                                                             ----------
                                                                                 11,473
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            LODGING AND RECREATION -- 2.6%
 $  1,460   Gaylord Entertainment Company,
              8.000% 11/15/13@............................................   $    1,557
    1,060   Hilton Hotels Corporation,
              7.625% 05/15/08.............................................        1,190
      395   Hilton Hotels Corporation,
              8.250% 02/15/11.............................................          465
      210   Hilton Hotels Corporation,
              7.500% 12/15/17.............................................          235
      265   Hollywood Casino Corporation,
              13.000% 08/01/06(b)(f)......................................          188
    3,230   ITT Corporation,
              7.375% 11/15/15.............................................        3,488
    1,015   ITT Corporation,
              7.750% 11/15/25.............................................        1,033
    3,105   Jacobs Entertainment, Inc.,
              11.875% 02/01/09............................................        3,369
      720   Mandalay Resort Group,
              9.500% 08/01/08.............................................          858
      910   MGM Mirage Inc.,
              8.375% 02/01/11(a)..........................................        1,051
      990   Mirage Resorts, Inc.,
              7.250% 10/15/06.............................................        1,069
    4,545   Park Place Entertainment Corporation,
              8.875% 09/15/08.............................................        5,193
    1,600   Park Place Entertainment Corporation,
              7.875% 03/15/10(a)..........................................        1,784
    1,420   Prime Hospitality Corporation, Series B,
              8.375% 05/01/12.............................................        1,498
    7,910   Trump Atlantic City Associates,
              11.250% 05/01/06(a).........................................        6,564
      547   United Artists Theatre Circuit Inc., Series 1995-A,
              9.300% 07/01/15(e)(f).......................................          547
    1,438   Venetian Casino Resort LLC,
              11.000% 06/15/10............................................        1,654
      700   Wheeling Island Gaming Inc.,
              10.125% 12/15/09............................................          756
                                                                             ----------
                                                                                 32,499
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 0.9%
    2,585   Apogent Technologies Inc.,
              6.500% 05/15/13.............................................        2,753
    2,939   DJ Orthopedics LLC,
              12.625% 06/15/09............................................        3,174
    2,275   Fisher Scientific International Inc.,
              8.125% 05/01/12(a)..........................................        2,525
    1,905   National Nephrology Associates, Inc.,
              9.000% 11/01/11@............................................        2,210
                                                                             ----------
                                                                                 10,662
                                                                             ----------
            METALS AND MINING -- 1.4%
    7,625   Allegheny Ludlum Corporation,
              6.950% 12/15/25.............................................        6,863
    5,490   Allegheny Technologies, Inc.,
              8.375% 12/15/11(a)..........................................        5,517
    2,160   Commonwealth Industries, Inc.,
              10.750% 10/01/06............................................        2,165

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            METALS AND MINING -- (CONTINUED)
 $    245   Ormet Corporation,
              11.000% 08/15/08@(b)........................................   $      116
    2,725   Thermadyne Holdings Corporation,
              9.250% 02/01/14@............................................        2,780
                                                                             ----------
                                                                                 17,441
                                                                             ----------
            NATURAL GAS PIPELINES -- 5.5%
    7,140   ANR Pipeline, Inc.,
              9.625% 11/01/21.............................................        8,335
      765   ANR Pipeline, Inc.,
              7.000% 06/01/25.............................................          786
    2,130   Colorado Interstate Gas Company,
              10.000% 06/15/05............................................        2,258
    5,450   Dynegy Holdings Inc.,
              9.875% 07/15/10@............................................        5,926
    1,000   Dynegy Holdings Inc.,
              10.125% 07/15/13@...........................................        1,098
    2,025   El Paso Corporation,
              7.000% 05/15/11(a)..........................................        1,736
      590   El Paso Corporation,
              7.500% 11/15/26.............................................          572
    2,660   El Paso Corporation,
              8.375% 06/15/32.............................................        2,713
    1,280   El Paso Corporation, MTN,
              6.950% 12/15/07(a)..........................................        1,165
    1,600   El Paso Corporation, MTN,
              7.800% 08/01/31.............................................        1,284
    4,160   El Paso Corporation, Series A,
              7.625% 08/01/10.............................................        4,285
    4,089   El Paso Energy Partners, Series B,
              8.500% 06/01/11.............................................        4,641
      250   GulfTerra Energy Partners, L.P., Series B,
              8.500% 06/01/11.............................................          289
    5,370   Northwest Pipelines Corporation,
              7.125% 12/01/25(a)..........................................        5,558
    1,315   Southern Natural Gas Company,
              7.350% 02/15/31.............................................        1,262
    1,535   Tennessee Gas Pipeline Company,
              7.500% 04/01/17.............................................        1,585
    3,090   Tennessee Gas Pipeline Company,
              7.000% 03/15/27.............................................        3,183
    5,480   Tennessee Gas Pipeline Company,
              7.000% 10/15/28.............................................        5,124
    4,430   Tennessee Gas Pipeline Company,
              8.375% 06/15/32.............................................        4,652
    1,430   Tennessee Gas Pipeline Company,
              7.625% 04/01/37.............................................        1,387
    5,805   Transcontinental Gas Pipe Line Corporation,
              7.250% 12/01/26.............................................        6,051
    3,225   Transcontinental Gas Pipe Line Corporation, Series B,
              8.875% 07/15/12.............................................        3,822
    1,175   Transcontinental Gas Pipeline Corporation,
              7.080% 07/15/26.............................................        1,216
                                                                             ----------
                                                                                 68,928
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.4%
 $  4,222   Avaya Inc.,
              11.125% 04/01/09............................................   $    5,035
    6,485   IPC Acquisition Corporation,
              11.500% 12/15/09............................................        6,808
    6,080   Lucent Technologies Inc.,
              7.250% 07/15/06(a)..........................................        6,369
    4,445   Lucent Technologies Inc.,
              5.500% 11/15/08(a)..........................................        4,301
      805   Lucent Technologies Inc.,
              6.500% 01/15/28(a)..........................................          678
    7,945   Lucent Technologies Inc.,
              6.450% 03/15/29(a)..........................................        6,714
                                                                             ----------
                                                                                 29,905
                                                                             ----------
            OIL REFINING AND MARKETING -- 0.3%
    2,995   Tesoro Petroleum Corporation,
              8.000% 04/15/08.............................................        3,257
                                                                             ----------
            OILFIELD SERVICES -- 0.9%
    3,110   Dresser, Inc.,
              9.375% 04/15/11.............................................        3,390
    1,640   Grant Prideco, Inc., Series B,
              9.625% 12/01/07.............................................        1,853
    5,155   Parker Drilling Company,
              9.625% 10/01/13(a)..........................................        5,657
      820   Parker Drilling Company, Series B,
              10.125% 11/15/09............................................          887
                                                                             ----------
                                                                                 11,787
                                                                             ----------
            PACKAGING AND CONTAINERS -- 2.1%
    1,932   Owens Corning Bank Debt,
              0.000%** 01/10/05(b)(c)(f)(g)...............................        1,311
    3,675   Owens-Brockway Glass Containers, Inc.,
              8.875% 02/15/09.............................................        3,969
    2,080   Owens-Brockway Glass Containers, Inc.,
              7.750% 05/15/11.............................................        2,174
    5,440   Owens-Brockway Glass Containers, Inc.,
              8.750% 11/15/12.............................................        5,915
    4,160   Owens-Brockway Glass Containers. Inc.,
              8.250% 05/15/13.............................................        4,285
    3,965   Owens-Illinois, Inc.,
              8.100% 05/15/07(a)..........................................        4,044
    2,605   Owens-Illinois, Inc.,
              7.800% 05/15/18.............................................        2,410
    2,020   Tekni-Plex, Inc.,
              8.750% 11/15/13@............................................        2,010
                                                                             ----------
                                                                                 26,118
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 2.9%
    1,515   Bowater Inc.,
              9.000% 08/01/09(a)..........................................        1,708
    3,245   Georgia-Pacific Corporation,
              8.875% 02/01/10.............................................        3,789
    1,190   Georgia-Pacific Corporation,
              9.375% 02/01/13.............................................        1,401

                       SEE NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- (CONTINUED)
 $  5,825   Georgia-Pacific Corporation,
              8.000% 01/15/24@............................................   $    6,145
    1,285   Georgia-Pacific Corporation,
              7.375% 12/01/25.............................................        1,272
    1,485   Georgia-Pacific Corporation,
              7.250% 06/01/28.............................................        1,455
    5,877   Georgia-Pacific Corporation,
              7.750% 11/15/29.............................................        5,965
   11,020   Georgia-Pacific Corporation,
              8.875% 05/15/31.............................................       12,343
    1,170   Pope and Talbot, Inc.,
              8.375% 06/01/13.............................................        1,217
    1,395   Pope and Talbot, Inc.,
              8.375% 06/01/13.............................................        1,451
                                                                             ----------
                                                                                 36,746
                                                                             ----------
            PHARMACEUTICALS -- 0.4%
    7,340   Pharma Intermediate,
              (0.000)% due 04/01/2014@
              11.500% beginning 04/01/09..................................        4,202
      940   Valeant Pharmaceuticals International,
              7.000% 12/15/11@............................................          971
                                                                             ----------
                                                                                  5,173
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 2.5%
    2,795   American Color Graphics,
              10.000% 06/15/10............................................        2,460
    1,310   Garden State Newspapers, Inc.,
              8.625% 07/01/11.............................................        1,379
    4,120   Hollinger Participation Trust,
              12.125% 11/15/10@...........................................        4,754
    4,490   Houghton Mifflin Company,
              7.200% 03/15/11.............................................        4,827
    1,780   Medianews Group Inc.,
              6.875% 10/01/13@............................................        1,829
    5,605   Morris Publishing,
              7.000% 08/01/13@............................................        5,772
    4,299   Phoenix Color Corporation,
              10.375% 02/01/09............................................        3,998
    4,120   Vertis Inc.,
              9.750% 04/01/09.............................................        4,460
    1,461   Ziff Davis Media Inc., Series B,
              13.000% 08/12/09............................................        1,432
                                                                             ----------
                                                                                 30,911
                                                                             ----------
            REAL ESTATE -- 0.8%
    4,040   CB Richard Ellis Services Inc.,
              9.750% 05/15/10.............................................        4,534
    2,730   CB Richard Ellis Services Inc.,
              11.250% 06/15/11............................................        3,085
      548   DR Structured Finance Corporation, Series 1994A-2,
              9.350% 08/15/19.............................................          296
      293   DR Structured Finance Corporation, Series A-1,
              7.600% 08/15/07.............................................          185
      698   DR Structured Finance Corporation, Series A-1,
              6.660% 08/15/10.............................................          475

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            REAL ESTATE -- (CONTINUED)
 $    658   DR Structured Finance Corporation, Series A-2,
              8.375% 08/15/15.............................................   $      375
    1,141   DR Structured Finance Corporation, Series A-2,
              7.430% 08/15/18.............................................          719
      230   DR Structured Finance Corporation, Series A-3,
              8.550% 08/15/19.............................................          131
      646   Kmart Corporation, Series 1995K-3,
              0.000% 01/02/15(b)..........................................          317
                                                                             ----------
                                                                                 10,117
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
    4,470   Crescent Real Estate Equities LP,
              9.250% 04/15/09(a)..........................................        4,973
    2,565   Omega Healthcare Investors, Inc.,
              7.000% 04/01/14@............................................        2,629
                                                                             ----------
                                                                                  7,602
                                                                             ----------
            SEMICONDUCTORS -- 0.8%
    8,000   Micron Technology Inc.,
              6.500% 09/30/05(f)..........................................        8,000
    1,665   ON Semiconductor Corporation,
              13.000% 05/15/08(a).........................................        2,015
      440   ON Semiconductor Corporation,
              12.000% 03/15/10............................................          543
                                                                             ----------
                                                                                 10,558
                                                                             ----------
            STEEL -- 1.4%
    7,455   AK Steel Corporation,
              7.750% 06/15/12(a)..........................................        6,654
    4,005   UCAR Finance Inc.,
              10.250% 02/15/12............................................        4,666
    5,215   United States Steel LLC,
              10.750% 08/01/08............................................        6,075
                                                                             ----------
                                                                                 17,395
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 4.9%
    3,334   Alamosa Delaware Inc.,
              11.000% 07/31/10............................................        3,559
    2,158   Alamosa Delaware Inc.,
              (0.000)% due 07/31/09(a)
              12.000% beginning 07/31/06..................................        1,964
    1,060   American Tower Escrow,
              8.049%*** 08/01/08..........................................          745
    1,145   COLO.COM,
              13.875% 03/15/10@(b)(e).....................................            0++
      500   Globix Corporation,
              11.000% 05/01/08@(d)........................................          500
      583   GT Telecom Racers Notes Trust, Series A,
              0.000%** 06/30/08(b)(c)(e)(f)...............................            0++
      417   GT Telecom Racers Notes Trust, Series B,
              0.000%** 06/30/08(b)(c)(e)(f)...............................            0++
    1,164   Loral Cyberstar Inc.,
              10.000% 07/15/06(b).........................................          856

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $  1,570   Qwest Capital Funding, Inc.,
              6.250% 07/15/05(a)..........................................   $    1,578
    1,005   Qwest Communications International Inc.,
              7.250% 02/15/11@............................................          957
    4,435   Qwest Communications International Inc., Series B,
              7.500% 11/01/08.............................................        4,302
    6,500   Qwest Communications Term B,
              6.950%** 06/30/10(f)(g).....................................        6,572
    3,380   Qwest Corporation,
              7.200% 11/01/04.............................................        3,465
      165   Qwest Corporation,
              8.875% 11/15/08.............................................          165
    1,950   Qwest Corporation,
              9.125% 03/15/12@............................................        2,213
    1,410   Qwest Corporation,
              7.250% 09/15/25.............................................        1,311
    6,055   Qwest Corporation,
              8.875% 06/01/31.............................................        6,297
    2,950   Qwest Corporation,
              7.125% 11/15/43.............................................        2,655
    3,379   Qwest Services Corporation,
              13.000% 12/15/07@(a)........................................        3,886
    6,787   Qwest Services Corporation,
              13.500% 12/15/10@...........................................        7,889
    6,279   Qwest Services Corporation,
              14.000% 12/15/14@...........................................        7,581
      955   Rural Cellular Corporation, Class A,
              8.250% 03/15/12@............................................          976
    1,495   TSI Telecommunication Services Inc., Series B,
              12.750% 02/01/09............................................        1,637
    2,705   US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04..................................        2,529
                                                                             ----------
                                                                                 61,637
                                                                             ----------
            TOBACCO -- 0.9%
    6,135   Commonwealth Brands, Inc.,
              9.750% 04/15/08@............................................        6,687
    3,685   Commonwealth Brands, Inc.,
              10.625% 09/01/08@...........................................        4,054
                                                                             ----------
                                                                                 10,741
                                                                             ----------
            UTILITIES -- MISCELLANEOUS -- 0.1%
      880   Sensus Metering Systems, Inc.,
              8.625% 12/15/13@............................................          871
                                                                             ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $790,671).............................................      856,041
                                                                             ----------
            FOREIGN BONDS AND NOTES -- 13.9%
            AEROSPACE AND DEFENSE -- 0.1%
    1,160(h) MTU Aero Engines Invest,
              8.250% 04/01/14@............................................        1,461
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- 3.2%
 $  8,260   CanWest Media Inc., Series B,
              7.625% 04/15/13.............................................   $    9,003
    1,750   Quebecor Media Inc.,
              11.125% 07/15/11............................................        2,008
    2,340   Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/15/06..................................        2,129
    2,595   Rogers Cable Inc.,
              11.000% 12/01/15............................................        3,010
    6,060(i) Shaw Communications Inc.,
              7.500% 11/20/13.............................................        4,922
    2,310(h) Telenet Communication NV,
              9.000% 12/15/13@............................................        2,867
    4,310   Telenet Group Holdings, NV,
              (0.00)% due 06/15/14
              11.50% beginning 12/15/06@..................................        2,629
    1,540   Vivendi Universal S.A.,
              6.250% 07/15/08.............................................        1,663
    8,785   Vivendi Universal S.A.,
              9.250% 04/15/10.............................................       10,499
                                                                             ----------
                                                                                 38,730
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.2%
    2,620   Acetex Corporation,
              10.875% 08/01/09(a).........................................        2,869
       65   Marsulex Inc.,
              9.625% 07/01/08.............................................           67
                                                                             ----------
                                                                                  2,936
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.6%
   10,575   Calpine Canada Energy Finance,
              8.500% 05/01/08(a)..........................................        7,826
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 0.2%
    1,098   Baytex Energy Ltd.,
              9.625% 07/15/10.............................................        1,156
    1,520   Compton Petroleum Corporation,
              9.900% 05/15/09.............................................        1,698
                                                                             ----------
                                                                                  2,854
                                                                             ----------
            FOOD PRODUCTS -- 0.7%
    1,855   Burns Philp Capital Property Ltd.,
              9.500% 11/15/10@............................................        1,985
    4,540   Burns Philp Capital Property Ltd.,
              10.750% 02/15/11@...........................................        4,903
    7,895   Parmalat Finance Corporation, BV,
              6.250% 02/07/05(b)..........................................        1,310
                                                                             ----------
                                                                                  8,198
                                                                             ----------
            INSURANCE -- 0.2%
    3,125   Fairfax Financial Holdings Limited,
              7.750% 07/15/37.............................................        2,813
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.1%
    1,865   Gemstone Investors Ltd.,
              7.710% 10/31/04@............................................        1,860
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.7%
 $  1,969   Marconi Corporation plc,
              8.000% 04/30/08(a)..........................................   $    2,137
      392   Marconi Corporation plc,
              8.000% 04/30/08@............................................          429
    6,035   Nortel Networks Ltd.,
              6.125% 02/15/06.............................................        6,185
                                                                             ----------
                                                                                  8,751
                                                                             ----------
            OILFIELD SERVICES -- 0.8%
    4,150   J. Ray McDermott, SA,
              11.000% 12/15/13@(a)........................................        3,985
    3,546   Petroleum Geo-Services ASA,
              8.000% 11/05/06(a)..........................................        3,625
    2,075   Petroleum Geo-Services ASA,
              10.000% 11/05/10............................................        2,267
                                                                             ----------
                                                                                  9,877
                                                                             ----------
            PACKAGING AND CONTAINERS -- 2.3%
   11,605   Crown Cork & Seal Company, Inc.,
              7.000% 12/15/06(a)..........................................       11,894
    6,750   Crown Euro Holdings S.A.,
              9.500% 03/01/11.............................................        7,577
    5,285   Crown Euro Holdings S.A.,
              10.875% 03/01/13............................................        6,157
    1,955   Norampac Inc.,
              6.750% 06/01/13.............................................        2,072
                                                                             ----------
                                                                                 27,700
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 2.0%
    2,205   Abitibi-Consolidated Inc.,
              8.550% 08/01/10.............................................        2,410
    2,795   Abitibi-Consolidated Inc.,
              8.850% 08/01/30.............................................        2,844
    3,265   Doman Industries Ltd., Class A,
              12.000% 07/01/04(b).........................................        3,755
    6,670   Norske Skog Canada Ltd., Series D,
              8.625% 06/15/11.............................................        7,171
    1,145   Tembec Industries Inc.,
              8.500% 02/01/11.............................................        1,145
    6,390   Tembec Industries, Inc.,
              8.625% 06/30/09(a)..........................................        6,390
    1,620   Tembec Industries, Inc.,
              7.750% 03/15/12.............................................        1,563
                                                                             ----------
                                                                                 25,278
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.9%
    6,025   Hollinger Inc.,
              11.875% 03/01/11@...........................................        7,019
    3,800   Sun Media Corporation,
              7.625% 02/15/13.............................................        4,133
                                                                             ----------
                                                                                 11,152
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.6%
 $  1,315   Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,
              11.750% 06/15/09(a).........................................   $    1,322
    2,770   Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,
              12.500% 06/15/12............................................        3,103
      230   Sea Containers Ltd., Series B,
              10.750% 10/15/06............................................          241
      880   Sea Containers Ltd., Series B,
              7.875% 02/15/08.............................................          880
    2,225   Stena AB,
              9.625% 12/01/12.............................................        2,525
                                                                             ----------
                                                                                  8,071
                                                                             ----------
            STEEL -- 0.4%
    4,666   Algoma Steel Inc.,
              11.000% 12/31/09(f).........................................        5,203
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.9%
      250   360 networks Inc.,
              13.000% 05/01/08(b).........................................            0++
    3,115   Millicom International Cellular SA,
              10.000% 12/01/13@...........................................        3,240
    4,930   Mobifon Holdings BV
              12.500% 07/31/10............................................        5,670
    1,735   Rogers Cantel Inc.,
              9.750% 06/01/16.............................................        2,177
                                                                             ----------
                                                                                 11,087
                                                                             ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $158,455).............................................      173,797
                                                                             ----------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- 0.8%
              (Cost $7,107)
    9,840   Nortel Networks Corporation,
              4.250% 09/01/08.............................................       10,000
                                                                             ----------
            MUNICIPAL BONDS AND NOTES -- 0.1%
              (Cost $750)
      935   Rhode Island, Tobacco Settlement Financing Corporation,
              Revenue, Series 2002A,
              6.250% 06/01/42.............................................          856
                                                                             ----------
 SHARES
---------
            PREFERRED STOCKS -- 0.9%
            BROADCASTING AND CABLE -- 0.1%
    9,000   Paxson Communications Corporation(d)..........................          812
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 0.4%
   98,000   Haights Cross Communications(f)...............................   $    4,754
      328   Ziff Davis Holdings Inc., Series E-1!!!!(e)(f)................          148
                                                                             ----------
                                                                                  4,902
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
   23,400   Sovereign REIT, Series A@.....................................        3,633
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.1%
    2,456   Alamosa Holdings, Inc., Series B,!!!!.........................        1,157
   30,035   NEON Communications, Inc.!!!!(e)(f)...........................          338
                                                                             ----------
                                                                                  1,495
                                                                             ----------
            TOTAL PREFERRED STOCKS
              (Cost $8,320)...............................................       10,842
                                                                             ----------
            WARRANTS -- 0.2%
  730,353   ACP Holding Company
              Expire 10/07/13!!!!@........................................          931
    1,145   COLO.COM
              Expire 03/15/10!!!!@........................................            0++
       98   Haights Cross Communications Inc.
              Expire 12/10/11!!!!(e)(f)...................................            0++
   93,550   Haights Cross Communications Inc.
              Expire 12/10/11!!!!(e)(f)...................................            1
    1,663   ICO Global Communications
              Expire 5/16/06!!!!(f).......................................            0++
  275,617   NEON Communications, Inc.
              Expire 12/02/12!!!!(a)(e)(f)................................            3
  180,266   NEON Communications, Inc.
              Expire 12/02/12!!!!(e)(f)...................................            2
  150,231   NEON Communications, Inc., Class A
              Expire 12/02/12!!!!(e)......................................          188
    1,365   Ono Finance plc
              Expire 03/16/11!!!!@........................................            0++
  474,443   Quadramed Corporation
              Expire 04/01/08!!!!@........................................        1,442
      363   Thermadyne Holdings Corporation
              Expire 05/23/04!!!!(e)(f)...................................            0++
      220   Thermadyne Holdings Corporation
              Expire 05/23/06!!!!(e)(f)...................................            0++

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            WARRANTS -- (CONTINUED)
      180   UbiquiTel Inc.
              Expire 04/15/10!!!!@........................................   $        0++
   60,280   Ziff Davis Holdings Inc.
              Expire 08/12/12!!!!@........................................           30
                                                                             ----------
            TOTAL WARRANTS
              (Cost $994).................................................        2,597
                                                                             ----------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT
              COMPANIES -- 19.4%
              (Cost $242,183)
  242,183   Nations Cash Reserves, Capital Class Shares#..................      242,183
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,286,319*)................................     111.0%   1,385,389
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     (11.0)%
            Cash..........................................................   $      219
            Foreign cash (cost $253)......................................          258
            Receivable for investment securities sold.....................        5,087
            Dividends receivable..........................................           72
            Interest receivable...........................................       24,526
            Collateral on securities loaned...............................     (163,581)
            Investment advisory fee payable...............................         (593)
            Administration fee payable....................................          (54)
            Payable for investment securities purchased...................       (2,819)
            Accrued Trustees' fees and expenses...........................          (34)
            Accrued expenses and other liabilities........................         (107)
                                                                             ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................     (137,026)
                                                                             ----------
            NET ASSETS..........................................             $1,248,363
                                                                     100.0%  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 146

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


---------------

 *Federal income tax information: net unrealized appreciation of $96,022 on investment securities was comprised of gross appreciation of $109,472 and depreciation of $13,450 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $1,289,367.

 **
  Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

***
  Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

!!!!
  Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 +Amount represents less than 0.1%.

++Amount represents less than $500 principal amount and/or $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $163,581.

(a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $143,520 and $155,414 respectively.

(b)
  Issue in default.

(c)
  Issuer in bankruptcy.

(d)
  PIK ("Payment In Kind"). Interest or dividend payment is made with additional securities.

(e)
  Fair valued security (see Note 1).

 (f)
  Restricted and illiquid security.

(g)
  Loan participation agreement.

(h)
  Principal amount denominated in Euro.

 (i)
  Principal amount denominated in Canadian dollar.

 (j)
  Foreign security.

ABBREVIATIONS:

ADR  --   American Depository Receipt
MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004

                                                               INTERMEDIATE        HIGH YIELD
                                                               BOND MASTER        BOND MASTER
                                                                PORTFOLIO          PORTFOLIO
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       26,498     $       94,296
Dividends (Net of foreign withholding taxes of $0 and $1,
  respectively).............................................              --                410
Dividend income from affiliated funds.......................             560              1,053
Securities lending..........................................             109                289
                                                              --------------     --------------
    Total investment income.................................          27,167             96,048
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           3,046              6,232
Administration fee..........................................             381                567
Custodian fees..............................................              55                 80
Legal and audit fees........................................              53                 52
Trustees' fees and expenses.................................              19                 19
Interest expense............................................              13                 --
Other.......................................................              12                 24
                                                              --------------     --------------
    Total expenses..........................................           3,579              6,974
Fees reduced by credits allowed by the custodian............              (3)                (3)
Fees waived by administrator (see Note 2)...................             (93)                --
                                                              --------------     --------------
    Net expenses............................................           3,483              6,971
                                                              --------------     --------------
NET INVESTMENT INCOME.......................................          23,684             89,077
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................          17,708             45,445
  Swap contracts............................................           1,229                 --
  Futures...................................................          (1,009)                --
  Written options...........................................          (1,652)                --
  Foreign currency and other net assets.....................              --                 11
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................          16,276             45,456
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................          (6,429)           106,790
  Swap contracts............................................             157                 --
  Written options...........................................             (13)                --
  Futures...................................................             504                 --
  Foreign currency and other net assets.....................              --                (10)
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (5,781)           106,780
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......          10,495            152,236
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       34,179     $      241,313
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 148

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                            INTERMEDIATE BOND                       HIGH YIELD BOND
                                                            MASTER PORTFOLIO                       MASTER PORTFOLIO
                                                    ---------------------------------      ---------------------------------
                                                      YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                       3/31/04            3/31/03             3/31/04            3/31/03
                                                    ------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income.............................  $       23,684     $       24,168##    $       89,077     $       43,184
Net realized gain/(loss) on investments...........          16,276             11,351##            45,456             (3,684)
Net change in unrealized
  appreciation/(depreciation) of investments......          (5,781)            29,924             106,780              1,825
                                                    --------------     --------------      --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations.................................          34,179             65,443             241,313             41,325
Contributions.....................................         162,098            745,976           1,083,816            559,715
Withdrawals.......................................        (232,258)          (382,040)           (772,416)          (231,598)
                                                    --------------     --------------      --------------     --------------
Net increase/(decrease) in net assets.............         (35,981)           429,379             552,713            369,442
NET ASSETS:
Beginning of year.................................         785,213            355,834             695,650            326,208
                                                    --------------     --------------      --------------     --------------
End of year.......................................  $      749,232     $      785,213      $    1,248,363     $      695,650
                                                    ==============     ==============      ==============     ==============

---------------

## As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statements of operations. The effect of this reclassification would reduce net investment income and increase realized gain by $283.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  FINANCIAL HIGHLIGHTS


                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                        RATIO OF        RATIO OF NET                    RATIO OF
                                                       OPERATING         INVESTMENT                     OPERATING
                                                        EXPENSES       INCOME/(LOSS)     PORTFOLIO     EXPENSES TO
                                            TOTAL      TO AVERAGE        TO AVERAGE      TURNOVER        AVERAGE
                                            RETURN     NET ASSETS        NET ASSETS        RATE        NET ASSETS
                                            ------------------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
Year ended 3/31/2004(e)...................   4.66%        0.46%(c)(d)       3.10%           200%          0.47%(c)
Year ended 3/31/2003(e)...................  10.85         0.47(c)(d)        3.70            122           0.47(c)
Year ended 3/31/2002......................   4.33         0.49(c)(d)        5.24            228           0.49(c)
Year ended 3/31/2001......................     --@        0.45(c)           6.61            118           0.46(c)
Period ended 3/31/2000....................     --@        0.54+             6.10+            90           0.55+
Period ended 5/14/1999(a).................     --@        0.38+             5.61+            19           0.42+
HIGH YIELD BOND MASTER PORTFOLIO:
Year ended 3/31/2004......................  25.53%        0.61%(c)          7.85%            51%          0.61%(c)
Year ended 3/31/2003......................   6.47         0.62(c)           9.76             50           0.62(c)
Year ended 3/31/2002......................   6.33         0.65(c)(d)        9.93             64           0.65(c)
Year ended 3/31/2001......................     --@        0.71             11.14             63           0.72
Period ended 3/31/2000(b).................     --@        2.82+             5.16+            26           2.86+

---------------

 +  Annualized

 (a)Represents financial information for the Pacific Horizon Intermediate Bond Portfolio, which was reorganized into Intermediate Bond Master Portfolio on May 21, 1999.

 (b)High Yield Bond Master Portfolio commenced operations on February 14, 2000.

 (c)The effect of the custodial expense offset (See Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (d)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (e)See Note 1 (Swaps).

  @ Total return not required for periods indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2004, the Master Trust offered twelve separate portfolios. These financial statements pertain only to Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Yield Bond Master Portfolio principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The following investors were invested in the Master Portfolios at March 31, 2004:

INTERMEDIATE BOND MASTER PORTFOLIO:
Nations Intermediate Bond Fund..............................  96.8%
Nations Intermediate Bond Fund (Offshore)...................   3.2%
HIGH YIELD BOND MASTER PORTFOLIO:
Nations High Yield Bond Fund................................  94.2%
Nations High Yield Bond Fund (Offshore).....................   5.8%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: The Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the portfolio's return. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

NATIONS MASTER INVESTMENT TRUST

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Intermediate Bond Master Portfolio may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies and for the purpose of yield enhancement in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.

The Master Portfolio may write covered call options and put options on securities in which it is permitted to invest from time to time in seeking to attain the Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolio may also write combinations of covered puts and calls on the same underlying security. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolio typically receives a premium from writing a put or call option, which would increase the Master Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security.

The Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, a Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a

NATIONS MASTER INVESTMENT TRUST
security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2004, the Master Portfolios had no open forward foreign currency contracts.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Master Portfolios may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Master Portfolios had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Master Portfolios with another party of their respective commitments to pay or receive interest, effective return, or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Master Portfolio's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Master Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Master Portfolio will succeed in pursuing contractual remedies. A Master Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the Intermediate Bond Master Portfolio has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain/(loss) in the Statements of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statements of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification decreased net investment income and increased net realized gains by $636,906 and $282,850 for the years ended March 31, 2004 and March 31, 2003, respectively, but had no effect on the Fund's net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period. Financial highlight reclassifications appear as follows:

                                                              NET INVESTMENT    NET INVESTMENT
                                                               INCOME RATIO      INCOME RATIO
                                                                (PREVIOUS)        (REVISED)
                                                              --------------------------------
Year ended 3/31/04..........................................       3.19%             3.10%
Year ended 3/31/03..........................................       3.74              3.70

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  NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Master Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The High Yield Bond Master Portfolio may invest in Loan Participations. When the Master Portfolio purchases a Loan Participation, the Master Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Master Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Master Portfolio and the Borrower ("Intermediate Participants"). The Master Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Master Portfolio:

                                                              ANNUAL RATE
                                                              -----------
Intermediate Bond Master Portfolio..........................     0.40%
High Yield Bond Master Portfolio............................     0.55%

The Master Trust has, on behalf of the High Yield Bond Master Portfolio, entered into a sub-advisory agreement with BACAP and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.40% of the Master Portfolio's average daily net assets up to and including $100 million; 0.375% of the Master Portfolio's average daily net assets over $100 million and up to and including $200 million and 0.35% of the Master Portfolio's average daily net assets over $200 million.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Under the administration agreement, BACAP Distributors is currently entitled to

NATIONS MASTER INVESTMENT TRUST
receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of each Master Portfolio's average daily net assets. For the period beginning January 1, 2004 and until July 31, 2004, BACAP Distributors has agreed to waive 0.05% of it administration fees for the Intermediate Bond Master Portfolio. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned annual rates of 0.04% of Intermediate Bond and 0.05% of High Yield Bond Master Portfolios' average daily net assets (net of waivers) for its administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2004, expenses of the Master Portfolios were reduced by $6,192 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Master Portfolio's Statement of net assets.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolios. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
                                                                 (000)                      (000)
                                                           ---------------------------------------------------
Intermediate Bond Master Portfolio.......................        $ 64                        $34
High Yield Bond Master Portfolio.........................         126                         67

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Intermediate Bond Master Portfolio..........................  $329,698     $207,462
High Yield Bond Master Portfolio............................   883,338      495,694

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2004 were as follows:

                                                              PURCHASES       SALES
                                                                (000)         (000)
                                                              ------------------------
Intermediate Bond Master Portfolio..........................  $1,119,603    $1,245,250
High Yield Master Portfolio.................................      16,568        17,052

NATIONS MASTER INVESTMENT TRUST

4.  FUTURES CONTRACTS

At March 31, 2004, the Intermediate Bond Master Portfolio had the following futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................     577            $64,896             $65,526             $630
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................     (18)            (2,046)             (2,077)             (31)
                                                                                                                        ----
  Total net unrealized appreciation.........................                                                            $599
                                                                                                                        ====

---------------

(a)Securities have been segregated as collateral for the Master Portfolio's open futures contracts.

5.  WRITTEN OPTIONS

Written options for the Intermediate Bond Master Portfolio for the year ended March 31, 2004 aggregated the following:

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS     (000)
-----------------------------------------------------------------------------------
Outstanding at March 31, 2003...............................      36       $   230
Contracts opened............................................     378         2,134
Contracts closed............................................    (139)         (753)
Contracts expired...........................................    (275)       (1,611)
                                                                ----       -------
Outstanding at March 31, 2004...............................      --       $    --
                                                                ====       =======

6.  SWAP CONTRACTS

At March 31, 2004, the Intermediate Bond Master Portfolio had the following swap contracts outstanding:

                                                                                                                   UNREALIZED
                                                  NOTIONAL                                     PAYMENTS          APPRECIATION/
                                                   AMOUNT        PAYMENTS MADE BY            RECEIVED BY         (DEPRECIATION)
                                                   (000)             THE FUND                  THE FUND              (000)
-------------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup, effective April 18,
  2003, expiring June 20, 2008(a)...............  $ 3,000               (b)                      (b)                  $10


Contract with Citigroup, effective April 23,
  2003, expiring June 20, 2008(a)...............    3,000          3-month LIBOR                3.380%                 57


                                                                    Lehman CMBS
                                                                     Aaa Index
                                                               (Prior floating rate          Lehman CMBS
Contract with Morgan Stanley, effective March                      minus current           Aaa Index Spread
  31,2004, expiring June 30, 2004 (a)...........   17,000     floating rate) x factor          + 0.55%                 --
                                                                                                                      ---

Total unrealized appreciation...................                                                                      $67
                                                                                                                      ===

---------------

(a)Fair value.

(b)Wells Fargo Credit Default Swap -- The Fund assumes risk on Wells Fargo Credit rating. The Fund receives 0.30% of the notional amount of the contract.

NATIONS MASTER INVESTMENT TRUST

7.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolios had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
Intermediate Bond Master Portfolio..........................      $877         1.50%

---------------

 *The average amount outstanding was based on daily balances in the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Master Portfolio from securities lending is included in its Statement of operations.

At March 31, 2004, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
                                                                    (000)              (000)
                                                              ----------------------------------
Intermediate Bond Master Portfolio..........................      $ 20,800           $ 21,355
High Yield Bond Master Portfolio............................       155,414            163,581

9.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Master Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

NATIONS MASTER INVESTMENT TRUST

The following securities are considered restricted as to resale at March 31, 2004 for the High Yield Bond Master Portfolio.

                                                                      PRINCIPAL                   MARKET
                                                                       AMOUNT/     ACQUISITION     VALUE     PERCENTAGE
                                                    ACQUISITION        SHARES         COST        3/31/04      OF NET
SECURITY                                               DATE             (000)         (000)        (000)       ASSETS
-----------------------------------------------------------------------------------------------------------------------
ACP Holding Company(h).........................  01/14/03-10/10/03     $   711       $   185      $   907        0.1%
Algoma Steel Inc.,
  11.000% due 12/31/09.........................  03/12/01-06/20/01       4,666         3,223        5,203        0.4
Conseco Term Loan A1,
  7.250% due 09/10/2009(e)(f)..................      09/16/03            3,462         3,421        3,467        0.3
Conseco Term Loan B1,
  9.500% due 09/10/2010(e)(f)..................      09/16/03            1,038         1,025        1,040        0.1
Fountain View, Inc.(b)(h)......................      09/03/03              139             0**          0**      0.0*
Globix Corporation(h)..........................      10/14/02               89             0          293        0.0*
Goodyear Tire & Rubber Company Credit
  Revolver,
  5.610% due 03/31/2006(e)(f)..................      02/18/04            4,300         4,300        4,284        0.3
GT Telecom Racers Notes Trust, Series B,
  0.00% due 06/30/08(a)(b)(e)(g)...............  01/12/01-01/31/02         417           225            0**      0.0*
GT Telecom Racers Notes Trust, Series A,
  0.00% due 06/30/08(a)(b)(e)(g)...............  01/12/01-01/31/02         583           243            0**      0.0*
Haights Cross Communications Inc.
  Preferred....................................      01/15/04               98         4,561        4,754        0.4
Haights Cross Communications Inc.
  Warrants, expires 12/10/11(b)................       1/15/04                0**           0**          0**      0.0*
Haights Cross Communications Inc.
  Warrants, expires 12/10/11(b)................      01/15/04               94             0            1        0.0*
Hollywood Casino Corporation,
  13.000% due 08/01/06(a)......................      02/25/04              265           178          188        0.0*
ICO Global Communications Warrants(h)..........      11/07/00                2             0            0**      0.0*
ICO Global Communications Holdings LTD.(h).....      01/11/02                7            61            4        0.0*
Jafra Cosmetics Term A,
  5.125% due 05/20/08(e)(f)....................      07/28/03            1,892         1,732        1,888        0.2
Micron Technology Inc.
  6.500% due 09/30/05..........................  02/18/02-06/19/03       8,000         7,340        8,000        0.7
Mirant Revolver Credit Facility,
  0.000% due 01/15/05(a)(e)(f)(g)..............      04/11/03            1,400         1,400          784        0.1
Mirant Revolver Credit Facility,
  0.000% due 07/17/05(a)(e)(f)(g)..............  12/19/03-03/29/04       1,436         1,010        1,048        0.1
NEON Communications, Inc.(b)(h)................      07/01/03              276           244          345        0.0*
NEON Communications, Inc. Preferred(b)(h)......      12/04/02               30           338          338        0.0*
NEON Communications, Inc.
  Warrants, Preferred, expires
  12/02/12(b)(h)...............................      01/03/03              180             0            2        0.0*
NEON Communications, Inc.
  Warrants, expires 12/02/12(b)(h).............      07/01/03              276           244            3        0.0*
NEON Communications, Inc.
  Warrants, Class A, expires 12/02/12(b)(h)....      12/04/02              150             0          188        0.0*
NII Holdings, Inc. Class B(h)..................      11/13/02               88            74        3,092        0.2
NRG Energy, Inc. Credit Agreement,
  5.500% due 06/23/10(e)(f)....................      12/19/03              833           829          857        0.1
NRG Energy, Inc. Credit Agreement,
  7.000% due 06/23/10(e)(f)....................      12/19/03            1,483         1,475        1,525        0.1
Owens Corning Bank Debt,
  0.00% due 01/01/05(a)(e)(f)(g)...............  11/29/01-02/09/04       1,932         1,288        1,311        0.1
Pacific Gas and Electric Company Bank
  Debt A,
  8.750% due 12/30/06(e)(f)....................  04/12/02-10/08/02       3,795         3,760        3,833        0.3
Qwest Communications Term B,
  6.950% due 06/30/10(e)(f)....................  06/12/03-05/23/03       6,500         6,393        6,572        0.5

NATIONS MASTER INVESTMENT TRUST

                                                                      PRINCIPAL                   MARKET
                                                                       AMOUNT/     ACQUISITION     VALUE     PERCENTAGE
                                                    ACQUISITION        SHARES         COST        3/31/04      OF NET
SECURITY                                               DATE             (000)         (000)        (000)       ASSETS
-----------------------------------------------------------------------------------------------------------------------
@wThermadyne Holding Corporation(h)............      09/25/03          $   158       $ 1,822      $ 2,057        0.2
Thermadyne Holding Corporation
  Warrants, expires 5/23/04(b)(h)..............      05/23/03                0***          0            0**      0.0*
Thermadyne Holding Corporation
  Warrants, expires 5/23/06(b)(h)..............      06/18/03                0***          0            0**      0.0*
United Artists Theatre Circuit Inc.,
  Series 1995-A
  9.300% due 07/01/15(b).......................  11/28/00-07/21/03         547           423          547        0.0*
Ziff Davis Holdings Inc., Series E-1(b)(h).....      12/06/02                0***          0          148        0.0*
                                                                                     -------      -------       ----
TOTAL..........................................                                      $45,794      $52,679        4.2%
                                                                                     =======      =======       ====

---------------

  * Amount represents less than 0.1%.

 ** Amount represents less than $500.

 ***Amount represents less than 500 shares.

 (a)Issue in default.

 (b)Fair valued security.

 (c)PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

 (e)Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 (f)Loan participation agreement.

 (g)Issuer in bankruptcy.

 (h)Non-income producing security.

10.  COMMITMENTS AND CONTINGENCIES

As of March 31, 2004, the High Yield Bond Master Portfolio had unfunded loan commitments pursuant to the following loan agreements:

BORROWER:                                                     UNFUNDED COMMITMENT
---------------------------------------------------------------------------------
Owens Corning Bank Debt.....................................        $   77
Mirant Revolving Credit Facility............................         1,587

11.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds, including other funds in the Nations Funds family. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition,

NATIONS MASTER INVESTMENT TRUST

Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

NATIONS MASTER INVESTMENT TRUST

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter collectively referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                     80
Age: 60                  Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman                             (a company formed to advise and
of the Board                                     buy family owned companies) from
                                                 1998 through April 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                  Trustee since 1999      July 1997, Chairman and Chief
Trustee                                          Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                  Trustee since 1999      Professor of Business
Trustee                                          Administration -- Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean -- Fuqua School
                                                 of Business Europe, Duke
                                                 University, July 1999 through
                                                 June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                78
Age: 68                  Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                          1996 to May 2000; Commandant --
                                                 United States Marine Corps from
                                                 July 1991 to July 1995;
                                                 Member -- Board of Advisors to
                                                 the Comptroller General of the
                                                 United States
Dr. Cornelius J. Pings   Indefinite term;        Retired; President -- Association            78
Age: 75                  Trustee since 1999      of American Universities from
Trustee                                          Feb. 1993 through June 1998

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 60                 Corporation (electronic equipment
Trustee and Chairman    manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the
                        Board and Board Member, Nations
                        Funds complex (4 other registered
                        investment companies)
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (transformer
Trustee                 manufacturer) and Faison
                        Enterprises (real estate
                        development); Director and Vice
                        Chairman, Aegis Insurance Services,
                        Ltd. (a mutual fund insurance
                        company in Bermuda); and Board
                        Member, Nations Funds complex (4
                        other registered investment
                        companies)
Thomas F. Keller        Director -- Wendy's International,
Age: 72                 Inc. (restaurant operating and
Trustee                 franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Board Member,
                        Nations Funds complex (4 other
                        registered investment companies)

Carl E. Mundy, Jr.      Chairman and Trustee -- Board of
Age: 68                 Trustees, Marine Corps University
Trustee                 Foundation; Director -- Schering-
                        Plough (pharmaceuticals and health
                        care products) and General Dynamics
                        Corporation (defense systems); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
Dr. Cornelius J. Pings  Director -- Farmers Group, Inc.
Age: 75                 (insurance company) and Edelbrock
Trustee                 Corp. (automotive products); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Minor M. Shaw            Indefinite term;        President -- Micco Corporation               78
Age: 56                  Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker        Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                  Trustee since 1999      Financial Officer -- Albemarle
Trustee                                          Corporation (chemical
                                                 manufacturing) through February
                                                 2003
NON-INDEPENDENT TRUSTEES
Edmund L. Benson, III    Indefinite term;        President and Treasurer, Saunders            78
Age: 67                  Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers         Indefinite term;        Retired                                      78
Age: 65                  Trustee since 1999
Trustee
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                  Trustee since 1999      & Boothe LLP (law firm)
Trustee

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Minor M. Shaw           Chairman -- Wofford College Board
Age: 56                 of Trustees; Chairman and
Trustee                 Trustee -- The Daniel-Mickel
                        Foundation of South Carolina;
                        Vice-Chairman and
                        Trustee -- Greenville-Spartanburg
                        Airport Commission and Duke
                        Endowment; Trustee -- The
                        Hollingsworth Funds, The Belle
                        Baruch Foundation and the South
                        Carolina Foundation for Independent
                        Colleges; Chair-Elect -- Urban
                        League of the Upstate; Board
                        Member -- United Way of Greenville
                        County; Vice-Chair -- Greenville
                        Chamber of Commerce; Board
                        Member -- United Way of South
                        Carolina; and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)
Charles B. Walker       Director -- Ethyl Corporation
Age: 65                 (chemical manufacturing); and
Trustee                 Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
NON-INDEPENDENT TRUSTE
Edmund L. Benson, III   Director -- Saunders & Benson, Inc.
Age: 67                 (insurance); Insurance Managers
Trustee                 Inc. (insurance); and
                        Trustee -- Nations Funds complex (2
                        other registered investment
                        companies)
James B. Sommers        Chairman Emeritus -- Central
Age: 65                 Piedmont Community College
Trustee                 Foundation; Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority and Carolina Pad & Paper
                        Company; Trustee -- Mint Museum of
                        Art; and Trustee, Nations Funds
                        complex (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 65                 Furniture Company, Inc. (furniture)
Trustee                 and Bassett Mirror Company (glass
                        furniture); and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent Trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund



SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations LargeCap Enhanced Core Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund




FIXEDAR
(3/04)

                                             Nations Global Value Fund

                                             Nations International
                                             Value Fund

                                             Nations International
                                             Equity Fund
        INTERNATIONAL/GLOBAL
        STOCK FUNDS                          Nations Marsico
        ----------------------------------   International Opportunities
        Annual report for the year           Fund
        ended March 31, 2004





                                            [NATIONS FUNDS LOGO]TM

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S LETTER
                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial Average(1) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

                           Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           (1)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (3)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHAIRMAN'S AND PRESIDENT'S LETTER
CONTINUED...

                           MARKET OUTLOOK
                           We remain encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           NATIONS FUNDS UPDATE
                           Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

                           (4)The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Global Value Fund                                      3
                                       Nations International Value Fund                               9
                                       Nations International Equity Fund                             15
                                       Nations Marsico International Opportunities Fund              21
                                       FINANCIAL STATEMENTS
                                       Statements of net assets                                      25
                                       Statements of operations                                      38
                                       Statements of changes in net assets                           40
                                       Schedules of capital stock activity                           42
                                       Financial highlights                                          46
                                       Notes to financial statements                                 54
                                       Tax information                                               67
                                       Statement of net assets -- Nations Master Investment Trust    68
                                         Nations International Value Master Portfolio                69
                                       Statements of operations                                      72
                                       Statements of changes in net assets                           73
                                       Financial highlights                                          73
                                       Notes to financial statements                                 74
                                       Fund governance                                               81

The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER SERVICE                   research firm that measures
                                                                        customer service levels and
                                  IN RECOGNITION OF ITS COMMITMENT      establishes benchmarks in the
                                  TO PROVIDE SHAREHOLDERS WITH THE      financial services industry.
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

NATIONS GLOBAL

VALUE FUND

LARGECAP INVESTMENT COMMITTEE COMMENTARY


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS GLOBAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Large Cap Investment Committee of Brandes Investment Partners, LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Global Value Fund Investor A Shares provided shareholders with a total return of 70.00%.*
--------------------------------------------------------------------------------

 SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS GLOBAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                  Nations Global Value Fund is managed using the value
                           investing philosophy, an approach developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

                           Value investors target the latter situation, purchasing out-of-favor stocks that are believed to trade at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks will climb as the markets recognize their inherent worth. Of course, this process often takes time -- and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

                           Importantly, the Fund's weightings for industries and countries are not the product of top-down forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world. Overall, by confidently approaching the short-term vagaries of the markets with rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, the Nations Global Value Fund (Investor A Shares) gained 70.00%. Stocks rallied strongly during the period, and market indices around the world registered substantial gains. The MSCI World Index** posted a 43.87% advance.

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           **The MSCI World Index comprises securities listed on exchanges in the major European and Asian countries, Australia and the U.S. It includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing It is unmanaged and is not available for investment.

                           Source for all statistical data: Brandes Investment Partners, LLC.



                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GLOBAL

VALUE FUND

LARGECAP INVESTMENT COMMITTEE COMMENTARY continued


                           In Europe, gloomy economic news and uncertainty regarding military conflict in Iraq seemed to weigh on share prices in early 2003. Amid signs that the region's economy was headed into recession, the European Central Bank trimmed interest rates repeatedly. The Bank of England also cut rates early in 2003 in a bid to spur growth in the United Kingdom. As 2003 unfolded, economic data hinted at a burgeoning recovery, and confidence among European consumers and businesses strengthened significantly. In the fourth quarter of 2003, reports indicated that the $8 trillion economy of the 12 nations that share the euro had started to grow again. Meanwhile, the Bank of England raised the benchmark U.K. interest rate on multiple occasions, citing "gathering momentum" in the global economy and positive economic reports at home. Stock prices in Europe seemed to rally as the region's economic outlook improved. The MSCI Europe Index*** posted a 54.00% advance for the 12-month period ended March 31, 2004.

                           In Asia, equity prices followed a similar pattern. Stocks in Japan, for example, generally declined in early 2003 as government reports indicated that consumer spending was subdued and deflation remained entrenched. Additionally, markets in a wide range of Asian nations were rattled by news that North Korea had test-fired a missile into the Sea of Japan, and a limited outbreak of severe acute respiratory syndrome
                           (SARS) temporarily dented tourism and retail sales in select Asian countries. However, as the year progressed, share prices in Asia seemed to react warmly to increasingly positive economic data. Mid-year data from Japan's government showed that -- thanks to internal strength as well as increased foreign demand for Japanese products -- the nation's economy was growing. In Hong Kong, monthly import and export levels increased more than 10% versus similar periods in 2002. Economic reports in Asia generally remained encouraging into early 2004, helping stock prices in the region post significant advances for the period. The MSCI Pacific Index*** registered a 65.52% gain.

                           During the period, stocks in the world's emerging markets also tended to post strong returns. The MSCI Emerging Markets Index gained 81.66%. Brazil, one of the world's largest emerging markets, capped a year of economic recovery by receiving a 15-month extension for a $34 billion loan agreement with the International Monetary Fund in late 2003. The country's central bank had noted that it expected to end the year with a current-account surplus for the first time in a decade.***

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?

                           Looking at returns, on a country basis, the Fund's advance was broad-based, with holdings in a wide range of nations posting advances. Gains for holdings in the United States made the most substantial contribution to returns. In addition,

                           ***The MSCI Europe Index measures developed market equity performance in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The MSCI Pacific Index measures equity market performance in Australia, Hong Kong, Japan, New Zealand, and Singapore. The MSCI Emerging Markets Index measures equity market performance in Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. All three indexes include dividends and distributions, but do not reflect fees, brokerage commissions or other expenses of investing. The indexes are unmanaged and unavailable for investment.
 4

NATIONS GLOBAL

VALUE FUND

LARGECAP INVESTMENT COMMITTEE COMMENTARY continued


                           advances for positions in Japan and in Europe helped drive performance. Finally, holdings in emerging markets, particularly in Brazil and Mexico, also tended to register gains.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           In a reflection of the period's unusually strong performance, none of the Fund's country or regional components posted negative returns.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           During the period, the decline in the value of the U.S. dollar bolstered the Fund's returns.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?+

                           From an industry perspective, the Fund's gain was broad-based. Top performers included holdings in commercial banking and communications equipment. Advances for positions in industries such as diversified telecommunications services and insurance also contributed to results. On a stock-by-stock basis, Sumitomo Mitsui Financial Group, Inc.
                           (Japan -- commercial banking), Alcatel S. A.
                           (France -- communications equipment) and Lucent Technologies Inc. (United States -- communications equipment) made the most substantial contributions to the Fund's advance. We sold Lucent Technologies as its market price approached our estimate of its fair value. Other top performers included Mitsubishi Tokyo Financial Group, Inc (Japan -- commercial banking), CIT Group Inc. (United States -- diversified financial services) and Reuters Group plc (United Kingdom -- media).

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           In another demonstration of the unusual strength of the period's performance, virtually all of the Fund's industry components posted positive returns. Similarly, the vast majority of the individual stocks in the Fund registered gains. At the same time, select holdings such as Tenet Healthcare Corporation (United States -- healthcare providers and services), DaimlerChrysler AG (Germany -- automobiles) and GlaxoSmithKline plc (United
                           Kingdom -- pharmaceuticals) declined during the period.

                           HOW ARE YOU POSITIONING THE FUND?

                           Stock prices surged in the 12 months ended March 31, 2004 as the global economy showed encouraging signs of recovery. Along the way, bullishness -- a sentiment practically in exile since early
                           2000 -- seems to have tiptoed back into equity markets around the world. Shifts in market spirit have no impact on the philosophy that guides the Fund's investing. In all environments, from gloomy to exuberant, we remain focused on purchasing stocks at discounts to their fair values. We believe that this consistent approach will provide favorable returns over the long term.

                           During the period, we sold several positions as their market prices advanced toward our estimates of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive. As a result of this buying and selling,

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS GLOBAL

VALUE FUND

LARGECAP INVESTMENT COMMITTEE COMMENTARY continued


                           the Fund's country and industry exposures shifted slightly. For example, exposure in the communications equipment industry declined in the period while weightings in Japan, the Netherlands, and the United Kingdom increased.

                           The Fund retains its greatest country weightings in the United States and Japan. Among industries, the Fund has its greatest weightings in diversified telecommunications services, pharmaceuticals and commercial banking.

NATIONS GLOBAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)

[PIE CHART]

36.1%  United States
13.2%  Japan
 9.1%  United Kingdom
 8.9%  Germany
 6.7%  Netherlands
 5.6%  Spain
 4.9%  Switzerland
 3.1%  Mexico
 2.4%  Brazil
 2.3%  France
 7.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Nestle SA (REGD)                        2.8%
                                                                            -------------------------------------------------
                                                                              2  Hitachi, Ltd.                           2.5%
                                                                            -------------------------------------------------
                                                                              3  GlaxoSmithKline plc                     2.4%
                                                                            -------------------------------------------------
                                                                              4  Merck & Company, Inc.                   2.4%
                                                                            -------------------------------------------------
                                                                              5  Safeway Inc.                            2.3%
                                                                            -------------------------------------------------
                                                                              6  BAE Systems plc                         2.3%
                                                                            -------------------------------------------------
                                                                              7  Millea Holdings, Inc.                   2.3%
                                                                            -------------------------------------------------
                                                                              8  Alcatel SA 'A'                          2.3%
                                                                            -------------------------------------------------
                                                                              9  Loews Corporation                       2.3%
                                                                            -------------------------------------------------
                                                                             10  Schering-Plough Corporation             2.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GLOBAL VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                                               LIPPER GLOBAL FUNDS
                                                NATIONS GLOBAL VALUE FUND            AVERAGE                MSCI WORLD INDEX
                                                -------------------------      -------------------          ----------------
Apr. 16 2001                                               9425                       10000                       10000
                                                           9623                        9687                        9559
                                                           8709                        8137                        8185
2001                                                       9633                        9022                        8888
                                                           9889                        9110                        8936
                                                           8904                        8337                        8105
                                                           6754                        6877                        6615
2002                                                       7666                        7289                        7120
                                                           6924                        6843                        6760
                                                           8939                        8023                        7912
                                                           9614                        8467                        8295
2003                                                      11320                        9607                        9478
Mar. 31 2004                                              11770                        9936                        9726

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                                               LIPPER GLOBAL FUNDS
                                                NATIONS GLOBAL VALUE FUND            AVERAGE                MSCI WORLD INDEX
                                                -------------------------      -------------------          ----------------
Apr. 16 2001                                              10000                       10000                       10000
                                                          10210                        9687                        9559
                                                           9240                        8137                        8185
2001                                                      10221                        9022                        8888
                                                          10492                        9110                        8936
                                                           9447                        8337                        8105
                                                           7166                        6877                        6615
2002                                                       8134                        7289                        7120
                                                           7346                        6843                        6760
                                                           9484                        8023                        7912
                                                          10200                        8467                        8295
2003                                                      12011                        9607                        9478
Mar. 31 2004                                              12488                        9936                        9726


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (4/16/01 through
      3/31/04)              7.81%     5.67%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Global Value Fund from the inception of the share class. The MSCI World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. Funds in the Lipper Global Funds Average invest at least 25% of their portfolio in securities traded outside the United States and may own U.S. securities as well. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                4/16/01             4/16/01                  4/16/01                  4/16/01
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             70.38%        70.00%      60.19%      68.56%       63.56%      68.56%       67.56%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                 8.11%         7.81%       5.67%       7.02%        6.12%       7.02%        7.02%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERNATIONAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Large Cap Investment Committee of Brandes Investment Partners LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2003, Nations International Value Fund Investor A Shares provided shareholders with a total return of 79.17%.*
--------------------------------------------------------------------------------

 SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS INTERNATIONAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                  Nations International Value Fund is managed using the
                           value investing philosophy, an approach developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

                           Value investors target the latter situation, purchasing out-of-favor stocks that are trading at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks will climb as the markets recognize their inherent worth. Of course, this process often takes time -- and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

                           Importantly, the Fund's weightings for industries and countries are not the product of top-down forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in international equity markets. Overall, by confidently approaching the short-term vagaries of the markets with rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, the Nations International Value Fund (Investor A Shares) gained 79.17%. Stocks rallied strongly during the period, and market indices around the world registered substantial gains. The MSCI EAFE Index** posted a 57.54% advance.

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           **The MSCI EAFE Index(Europe, Australasia, Far East) is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Brandes Investment Partners, LLC.



                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY continued


                           In Europe, gloomy economic news and uncertainty regarding military conflict in Iraq seemed to weigh on share prices in early 2003. Amid signs that the region's economy was headed into recession, the European Central Bank trimmed interest rates repeatedly. The Bank of England also cut rates early in 2003 in a bid to spur growth in the United Kingdom. As 2003 unfolded, economic data hinted at a burgeoning recovery, and confidence among European consumers and businesses strengthened significantly. In the fourth quarter of 2003, reports indicated that the $8 trillion economy of the 12 nations that share the euro had started to grow again. Meanwhile, the Bank of England raised the benchmark U.K. interest rate on multiple occasions, citing "gathering momentum" in the global economy and positive economic reports at home. Stock prices in Europe seemed to rally as the region's economic outlook improved. The MSCI Europe Index posted a 54.00% advance for the 12-month period ended March 31, 2004.

                           In Asia, equity prices followed a similar pattern. Stocks in Japan, for example, generally declined in early 2003 as government reports indicated that consumer spending was subdued and deflation remained entrenched. Additionally, markets in a wide range of Asian nations were rattled by news that North Korea had test-fired a missile into the Sea of Japan, and a limited outbreak of severe acute respiratory syndrome
                           (SARS) temporarily dented tourism and retail sales in select Asian countries. However, as the year progressed, share prices in Asia seemed to react warmly to increasingly positive economic data. Mid-year data from Japan's government showed that -- thanks to internal strength as well as increased foreign demand for Japanese products -- the nation's economy was growing. In Hong Kong, monthly import and export levels increased more than 10% versus similar periods in 2002. Economic reports in Asia generally remained encouraging into early 2004, helping stock prices in the region post significant advances for the period. The MSCI Pacific Index registered a 65.52% gain.

                           During the period, stocks in the world's emerging markets also tended to post strong returns. The MSCI Emerging Markets Index gained 81.66%. Brazil, one of the world's largest emerging markets, capped a year of economic recovery by receiving a 15-month extension for a $34 billion loan agreement with the International Monetary Fund in late 2003. The country's central bank had noted that it expected to end the year with a current-account surplus for the first time in a decade.***

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?

                           Looking at returns on a country basis, the Fund's advance was broad-based, with holdings in a wide range of nations posting advances. Gains for holdings in Japan made the most substantial contribution to returns. In addition, advances for

                           ***The MSCI Europe Index measures developed market equity performance in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The MSCI Pacific Index measures equity market performance in Australia, Hong Kong, Japan, New Zealand, and Singapore. The MSCI Emerging Markets Index measures equity market performance in Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. All three indexes include dividends and distributions, but do not reflect fees, brokerage commissions or other expenses of investing. The indexes are unmanaged and unavailable for investment.
 10

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY continued


                           positions in the United Kingdom and elsewhere in Europe helped drive performance. Finally, emerging markets holdings also tended to register gains.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           In a reflection of the period's unusually strong performance, none of the Fund's country components or regional components posted negative returns.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           During the period, the decline in the value of the U.S. dollar bolstered the Fund's returns. Please note that we make no attempt to manage the Fund's currency exposure.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?+

                           From an industry perspective, the Fund's gain was broad-based. Top performers included holdings in commercial banking and in diversified telecommunications services. Advances for positions in the oil and gas and insurance industries also contributed to results. On a stock-by-stock basis, Mitsubishi Tokyo Financial Group, Inc.
                           (Japan -- commercial banking), Alcatel S.A.
                           (France -- communications equipment) and Reuters Group plc (United Kingdom -- media) made the most substantial contributions to the Fund's advance. We sold Reuters Group as its market price approached our estimate of its fair value. Other top performers included Sumitomo Mitsui Financial Group, Inc.
                           (Japan -- commercial banking), Telefonica S.A.
                           (Spain -- diversified telecommunications services), and European Aeronautic Defence and Space Company EADS N.V. (France -- aerospace and defense).

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           In another demonstration of the unusual strength of the period's performance, all of the Fund's industry components posted positive returns. Similarly, the vast majority of the individual stocks in the Fund registered gains. At the same time, select holdings such as ITV plc (United Kingdom -- media) and GlaxoSmithKline plc (United
                           Kingdom -- pharmaceuticals) declined during the period.

                           HOW ARE YOU POSITIONING THE FUND?

                           Stock prices surged in the 12 months ended March 31, 2004 as the global economy showed encouraging signs of recovery. Along the way, bullishness -- a sentiment practically in exile since early
                           2000 -- seems to have tiptoed back into equity markets around the world. Shifts in market spirit have no impact on the philosophy that guides the Fund's investing. In all environments, from gloomy to exuberant, we remain focused on purchasing stocks at discounts to their fair values. We believe that this consistent approach will provide favorable returns over the long term.

                           During the period, we sold several positions as their market prices advanced toward our estimates of their fair values. We used the proceeds to purchase shares of new holdings or add to existing positions at prices that we consider attractive. As a result of this buying and selling, the Fund's country and industry exposures shifted

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY continued


                           slightly. For example, exposure in the Netherlands and within the pharmaceuticals industry increased in the period while weightings in the commercial banking and communications equipment industries decreased.

                           The Fund retains its greatest country weightings in Japan and in the United Kingdom. Among industries, the Fund has its greatest weightings in diversified telecommunications services and in commercial banking.

NATIONS INTERNATIONAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

20.2%  Japan
15.3%  United Kingdom
 8.3%  Germany
 7.3%  Spain
 6.5%  Netherlands
 5.7%  Switzerland
 5.3%  Brazil
 4.6%  France
 4.4%  Italy
 4.3%  Singapore
18.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Telefonica SA, ADR                      2.7%
                                                                            -------------------------------------------------
                                                                              2  E.On AG, ADR                            2.7%
                                                                            -------------------------------------------------
                                                                              3  Deutsche Telekom AG, ADR                2.6%
                                                                            -------------------------------------------------
                                                                              4  Telecom Italia SpA, ADR                 2.6%
                                                                            -------------------------------------------------
                                                                              5  Koninklijke Ahold NV                    2.5%
                                                                            -------------------------------------------------
                                                                              6  Alcatel SA, ADR                         2.3%
                                                                            -------------------------------------------------
                                                                              7  Hitachi, Ltd., ADR                      2.3%
                                                                            -------------------------------------------------
                                                                              8  Sankyo Company, Ltd.                    2.2%
                                                                            -------------------------------------------------
                                                                              9  Portugal Telecommunications, SGPS,
                                                                                 SA, ADR                                 2.2%
                                                                            -------------------------------------------------
                                                                             10  Repsol YPF SA, ADR                      2.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERNATIONAL VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Dec. 27 1995                                             9425                        10000                       10000
                                                         9374                         9987                       10021
1996                                                    10810                        10591                       11250
                                                        13017                        10780                       11867
1998                                                    14555                        12936                       13392
                                                        22186                        16423                       18776
2000                                                    22838                        14096                       15847
                                                        20099                        11074                       12406
2002                                                    16521                         9309                       10338
                                                        14905                         8544                        9477
Mar. 31 2004                                            26705                        13461                       14560

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Dec. 27 1995                                            10000                        10000                       10000
1996                                                     9946                         9987                       10021
                                                        11470                        10591                       11250
1998                                                    13811                        10780                       11867
                                                        15443                        12936                       13392
2000                                                    23540                        16423                       18776
                                                        24231                        14096                       15847
2002                                                    21325                        11074                       12406
                                                        17529                         9309                       10338
                                                        15814                         8544                        9477
Mar. 31 2004                                            28334                        13461                       14560


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/27/95 through
      3/31/04)              13.44%     12.63%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Value Fund from the inception of the share class. The MSCI EAFE Index (Europe, Australasia, Far
East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A             INVESTOR B &              INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
INCEPTION DATE                                12/27/95            12/27/95                 5/22/98                  6/15/98
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             79.67%        79.17%      68.86%      77.89%      72.89%       77.85%      76.85%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         8.48%         8.21%       6.10%       7.40%       6.52%        7.40%       7.40%
5 YEARS                                        11.56%        11.31%      10.00%      10.44%      10.17%       10.45%      10.45%
SINCE INCEPTION                                13.65%        13.44%      12.63%      12.83%      12.83%       11.46%      11.46%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

&Investor B Shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is December 27, 1995.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY


                           ON MAY 11, 2004, CAUSEWAY CAPITAL MANAGEMENT LLC BECAME CO-INVESTMENT SUB-ADVISER TO THE FUND, REPLACING PUTNAM INVESTMENT MANAGEMENT, LLC AND INVESCO GLOBAL ASSET MANAGEMENT N. A., INC. IN THE FOLLOWING INTERVIEW, TEAMS FROM MARSICO CAPITAL AND THE FUND'S FORMER CO-MANAGERS SHARE THEIR VIEWS ON NATIONS INTERNATIONAL EQUITY'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is a "multi-manager" fund, meaning that it is managed by more than one sub-adviser. Each sub-adviser manages approximately one-third of the Fund's assets. The three sub-advisers to the Fund are Marsico Capital Management, LLC (Marsico Capital), INVESCO Global Asset Management (N.A.), Inc. (INVESCO), and Putnam Investment Management, LLC (Putnam).

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations International Equity Fund Investor A Shares provided shareholders with a total return of 52.71%.*
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations International Equity Fund's intention is to seek long-term growth by investing in equity securities of companies located outside the U.S. The Fund is an extended EAFE vehicle, meaning that in addition to investing in the countries contained in the MSCI EAFE Index,** it also invests in lesser-developed countries. The Fund is designed to be a core international holding with a strong tilt toward growth. The Fund features:

                           - A combination of top-down regional allocation and
                             bottom-up stock selection;
                           - Large capitalization securities; and
                           - Extended EAFE exposure through investments in
                             emerging markets.

                           The Marsico Capital portion of the Fund is a diversified portfolio investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. It may invest in companies of any size throughout the world. Marsico Capital normally invests in issuers from at least three different countries not including the United States and maintains a core position of 35 to 50 common stocks. From time to time, Marsico Capital may invest in common stocks of companies operating in emerging markets.

                           Putnam's Core International Equity Group seeks consistent, above-average relative returns and below-average relative risk. The process combines macroeconomic and market analysis with fundamental company research. Putnam uses a risk-controlled approach in constructing the portfolio. The portfolio is broadly diversified by

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           **The MSCI EAFE Index(Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           Sources for all statistical data -- Marsico Capital Management, LLC, Putnam Investment Management, LLC and INVESCO Global Asset Management N.A., Inc.



                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued


                           country, sector and number of holdings. The maximum weighting in any one country is 35%, the maximum position in any one industry is 25%, and the maximum allocation to any one security is 5%.

                           The INVESCO portion of the Fund uses a bottom-up style of management with a primary focus on stock selection. INVESCO favors what it believes to be high quality, financially strong companies that are attractively priced relative to underlying profitability, assets, and the current earnings environment. As a means of achieving predictability and consistency of returns, INVESCO also strives for broad diversification.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           Nations International Equity Fund (Investor A shares) rose 52.71% during the fiscal year, underperforming the MSCI EAFE Index, which advanced 57.54%.

                           WHAT COUNTRY DECISION PROVED TO BE FAVORABLE TO FUND PERFORMANCE?

                           Marsico Capital's underweight position and selective stock selection in the United Kingdom proved to be the largest contributor to performance, with EMI Group plc being among the ten best performers for the year. Marsico Capital's exposure to Spain had a positive effect on performance. The Fund benefited from specific stock selection in the country, with media company Sogecable S.A. being among the top ten performers for the year.

                           Underweighting the lagging markets of the United Kingdom, Australia, the Netherlands, and Italy, and overweighting exposure to the French market helped Putnam's performance.

                           Underweights in Australia and the United Kingdom, and overweights in Norway, were the key contributors to performance for INVESCO's portion of the portfolio for the 12 months ended March 31, 2004.

                           WHAT COUNTRY OR REGIONAL DECISION PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           Marsico Capital's exposure to Ireland and the Netherlands proved to be an unfavorable decision. Marsico's only holding in each country, Ryanair Holdings plc and Van Der Moolen (VDM) figured among the Marsico portfolio's ten worst performing positions.

                           From a country perspective, underweights to the surprisingly robust Japanese and German markets detracted most from Putnam's investment results. Underweights to Norway and Hong Kong mildly hampered returns.

                           Underweighting exposure to Germany and security selection among Japanese stocks detracted from INVESCO's portion of the Portfolio.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           On a relative basis, currency had a mildly negative effect on the performance of the Marsico Capital portfolio, primarily due to the weak U.S. dollar.

                           While strengthening international currencies proved beneficial to both the benchmark and fund returns, Putnam's positions vis-a-vis the benchmark detracted overall.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued


                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?***

                           For the Marsico Capital portion of the portfolio, investment results from exposures in the consumer discretionary sector were the largest contributor to performance for the year. Five of the ten top performing positions in Marsico's portion of the portfolio were stocks in the consumer discretionary sector. Prices on EMI Group plc, Sogecable S.A., NTL Incorporated, Bayerische Motoren Werke (BMW) Group AG and Nissan Motor Company, Ltd. rose dramatically during the year, ranging from a low of 71% to more than 200%. Both an underweight position and stock selection in the telecommunications services sector added to performance during the year. Mobile TeleSystems OJSC was a particularly strong performer, gaining more than 160%. Positioning in the energy sector added significant value to performance during the reporting period. Results from two holdings in the energy sector, CNOOC and Golar LNG Ltd. were particularly beneficial to performance.

                           Putnam's stock selection was strongest in the energy and technology sectors. Technology selection benefited from overweights to Samsung Electronics Company, Ltd., Ericsson AB and Koninklijke Philips Electronics NV. Within the energy sector, underweighting BP plc, avoiding The Royal Dutch/Shell Group and overweighting Petrobras S.A. boosted results. Other stocks adding value included overweights to U.K. pharmaceutical company GlaxoSmithKline plc, Brazilian metals company Companhia Vale do Rio Doce (CVRD), and Japanese financial companies, Millea Holdings, Inc., ACOM Co., Ltd. and ORIX Corporation. From an allocation standpoint, overweighting technology and underweighting health care and utilities added modestly to returns.

                           Overweighting the information technology and materials sectors of the market contributed positively to relative performance for INVESCO's portion of the portfolio. Security selection was strong in the energy and industrial sectors of the market.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           For Marsico Capital, investment results in the industrial, consumer staples and materials sectors detracted from performance relative to the MSCI EAFE. Stock selection in all three areas in the industrial sector -- capital goods, communications services and transportation -- and consumer staples were areas of weakness for the portfolio. In addition, an underweight in the materials sector detracted from performance during the year. Positions in transportation company Ryanair Holdings plc, Japanese grocery retailer The Seiyu Ltd. and Oriflame Cosmetics were among the portfolio's worst performers.

                           From a top-down perspective, an underweight in financials and an overweight in communication services hurt fund performance for Putnam's portion of the portfolio. For Putnam, stock selection was most unfavorable in the financial sector, especially overweights to Credit Suisse Group (Switzerland), HSBC Holdings plc (United Kingdom), and Allied Irish Banks plc. We were also hurt by not owning several Japanese financial stocks that rebounded, including Mizuho Financial Group, Inc., Sumitomo Mitsui Financial Group, Inc. and UFJ Holdings, Inc. Stock selection also suffered in the communication services, consumer cyclicals, and

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued


                           capital goods sectors. We are disappointed by the continued underperformance of Japanese mobile phone market leader NTT DoCoMo, Inc. which was the biggest individual detractor in the fund despite its healthy balance sheet and strong competitive position.

                           For the 12 months ended March 31, 2004, the primary detractors from performance in INVESCO's portion of the portfolio came from overweights in energy and utilities sectors. Security selection in consumer discretionary stocks also hurt performance.

                           HOW WAS THE FUND POSITIONED AT THE END OF THE YEAR?

                           As of March 31, 2004, Nations International Equity Funds most significant country exposures were to Japan, the United Kingdom and Switzerland. With respect to overall sector allocations, the majority of the Fund's assets were invested in the consumer discretionary, financials, information technology, energy and health care sectors.

NATIONS INTERNATIONAL EQUITY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

20.6%  Japan
18.8%  United Kingdom
11.6%  Switzerland
 6.2%  France
 4.9%  South Korea
 3.9%  Germany
 3.6%  Netherlands
 2.9%  Spain
 2.4%  Bermuda
 2.2%  Australia
22.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Samsung Electronics Company, Ltd.       3.0%
                                                                            -------------------------------------------------
                                                                              2  HSBC Holdings plc                       2.7%
                                                                            -------------------------------------------------
                                                                              3  Total SA                                2.6%
                                                                            -------------------------------------------------
                                                                              4  UBS AG (REGD)                           2.5%
                                                                            -------------------------------------------------
                                                                              5  Roche Holding AG                        2.4%
                                                                            -------------------------------------------------
                                                                              6  Nestle SA (REGD)                        1.8%
                                                                            -------------------------------------------------
                                                                              7  Sony Corporation                        1.8%
                                                                            -------------------------------------------------
                                                                              8  CANON Inc.                              1.8%
                                                                            -------------------------------------------------
                                                                              9  EMI Group plc                           1.7%
                                                                            -------------------------------------------------
                                                                             10  Reed Elsevier plc                       1.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERNATIONAL EQUITY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                            NATIONS INTERNATIONAL EQUITY                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                            ----------------------------        ---------------        --------------------------
Mar. 31 1994                                            9425                         10000                       10000
3/31/95                                                 9287                         10608                        9917
3/31/96                                                11094                         11916                       11574
3/31/97                                                11214                         12089                       12706
3/31/98                                                12982                         14338                       15312
3/31/99                                                13448                         15207                       15376
3/31/00                                                18765                         19023                       21585
3/31/01                                                13597                         14104                       15690
3/31/02                                                12790                         12964                       14547
3/31/03                                                 9885                          9906                       10968
Mar. 31 2004                                           15096                         15606                       16850

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                            NATIONS INTERNATIONAL EQUITY                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                            ----------------------------        ---------------        --------------------------
Mar. 31 1994                                           10000                         10000                       10000
3/31/95                                                 9854                         10608                        9917
3/31/96                                                11771                         11916                       11574
3/31/97                                                11898                         12089                       12706
3/31/98                                                13774                         14338                       15312
3/31/99                                                14268                         15207                       15376
3/31/00                                                19910                         19023                       21585
3/31/01                                                14427                         14104                       15690
3/31/02                                                13570                         12964                       14547
3/31/03                                                10488                          9906                       10968
Mar. 31 2004                                           16017                         15606                       16850


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

10-YEAR                                                       NAV**     MOP*
(3/31/94 through
 3/31/04)                                                     4.82%     4.21%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Equity Fund over the last 10 years. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
INCEPTION DATE                                12/2/91              6/3/92                  6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             53.06%        52.71%      43.99%      51.39%      46.39%       51.43%      50.43%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         3.52%         3.55%       1.52%       2.47%       1.51%        3.02%       3.02%
5 YEARS                                         2.41%         2.34%       1.14%       1.33%       1.02%        1.63%       1.63%
10 YEARS                                        4.97%         4.82%       4.21%       3.93%       3.93%        4.10%       4.10%
SINCE INCEPTION                                 5.58%         5.27%       4.75%       4.70%       4.70%        4.79%       4.79%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY

                           IN THE FOLLOWING INTERVIEW, MR. GENDELMAN SHARES HIS VIEWS ON NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by James G. Gendelman of Marsico Capital Management, LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Marsico International Opportunities Fund Investor A Shares provided shareholders with a total return of 60.87%.*
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                  Nations Marsico International Opportunities Fund is a
                           diversified portfolio investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. The Fund normally invests in issuers from at least three different countries not including the United States and maintains a core position of 35 to 50 common stocks. From time to time, the Fund may invest in common stocks of companies operating in emerging markets.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?+

                           For the 12-month period ending March 31, 2004, the Nations Marsico International Opportunities Fund (Investor A Shares) had a total return of 60.87%. This return compares very favorably to the MSCI EAFE Index,** the Fund's primary benchmark, which returned 57.54%.

                           WHAT COUNTRY DECISIONS CONTRIBUTED THE MOST TO FUND PERFORMANCE?

                           Both the Fund's underweight position and selective stock selection in the United Kingdom proved to be the largest contributors to performance, with EMI Group plc among the top ten performers for the year. Exposure to Spain also contributed to performance. The Fund benefited from specific stock selection in that country, highlighted by very strong results from media company Sogecable S.A.

                           WHAT COUNTRY DECISION PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           The Fund's exposure to Ireland proved to be an unfavorable decision. The Fund's only position, Ryanair Holdings plc, prior to being sold, was among the Fund's ten worst performers. Specific stock selection in the Netherlands also proved unfavorable to performance. The Fund's position in the Dutch financial company Van Der Moolen (VDM), prior to being sold, figured among the ten worst performers.

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           **The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY continued


                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           Currency had a mildly negative effect on relative performance, primarily due to the weak U.S. dollar.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?+



                           The consumer discretionary sector was the largest contributor to performance for the year. The Fund benefited from specific stock selection in the sector. EMI Group plc, Sogecable S.A., NTL Incorporated, Bayerische Motoren Werke (BMW) Group AG and Nissan Motor Company, Ltd. all figured among the top ten performers.



                           In the telecommunications services sector, both an underweight position and stock selection added to relative performance during the year. Mobile TeleSystems OJSC, was one of the Fund's best performing positions for the year.



                           Maintaining a generally underweighted posture in the energy sector helped the Fund's performance. Within the energy sector, stock selection was a significant source of added value for the reporting period. CNOOC and Golar LNG Ltd. were particularly strong performers.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           Stock selection in the industrial and consumer staples sector detracted from the Fund's performance during the year. Irish transportation company Ryanair Holdings plc, which was sold during the year, grocery retailer The Seiyu Ltd. and Oriflame Cosmetics S.A. were among the fund's worst performing positions. In addition, an underweight in the materials sector relative to the MSCI EAFE, the Fund's benchmark, detracted from performance.

                           HOW ARE YOU POSITIONING THE FUND?

                           As of March 31, 2004, the Fund's most significant sector allocations were in the consumer discretionary, financials, information technology, industrials, healthcare and energy groups. As examples, the Fund's consumer-related positions primarily consisted of media and consumer durables companies. The financial services holdings were almost entirely represented by banking and diversified financial companies. The Fund's largest country allocations at the year's close were Japan, the United Kingdom, Switzerland, Bermuda and Korea.



                           In the past, the Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings. Turnover has generally declined since the Fund's inception.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

22.8%  Japan
13.3%  United Kingdom
11.2%  Switzerland
 5.7%  South Korea
 5.5%  Bermuda
 4.2%  Spain
 3.9%  Germany
 3.4%  United States
 3.3%  Brazil
 3.0%  Australia
23.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Samsung Electronics Company, Ltd.       4.5%
                                                                            -------------------------------------------------
                                                                              2  Roche Holding AG                        4.4%
                                                                            -------------------------------------------------
                                                                              3  EMI Group plc                           4.4%
                                                                            -------------------------------------------------
                                                                              4  Sogecable, SA                           4.2%
                                                                            -------------------------------------------------
                                                                              5  HSBC Holdings plc                       4.1%
                                                                            -------------------------------------------------
                                                                              6  UBS AG (REGD)                           3.9%
                                                                            -------------------------------------------------
                                                                              7  The News Corporation Ltd., ADR          3.0%
                                                                            -------------------------------------------------
                                                                              8  Reed Elsevier plc                       3.0%
                                                                            -------------------------------------------------
                                                                              9  Sony Corporation                        2.9%
                                                                            -------------------------------------------------
                                                                             10  Nissan Motor Company, Ltd.              2.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                   NATIONS MARSICO
                                             INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Aug. 1 2000                                              9425                        10000                       10000
                                                         9444                         9513                        9432
2000                                                     8822                         9258                        8984
                                                         7549                         7987                        7699
                                                         7860                         7881                        7702
                                                         6428                         6778                        6491
2001                                                     7521                         7251                        7038
                                                         7841                         7321                        7134
                                                         7973                         7133                        6934
                                                         6710                         5725                        5565
2002                                                     6936                         6095                        5870
                                                         6531                         5594                        5381
                                                         7850                         6672                        6372
                                                         8368                         7215                        6825
2003                                                     9727                         8447                        7892
Mar. 31 2004                                            10507                         8814                        8243

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                   NATIONS MARSICO
                                             INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Aug. 1 2000                                             10000                        10000                       10000
                                                        10020                         9513                        9432
2000                                                     9360                         9258                        8984
                                                         8010                         7987                        7699
                                                         8340                         7881                        7702
                                                         6820                         6778                        6491
2001                                                     7980                         7251                        7038
                                                         8320                         7321                        7134
                                                         8459                         7133                        6934
                                                         7119                         5725                        5565
2002                                                     7359                         6095                        5870
                                                         6930                         5594                        5381
                                                         8329                         6672                        6372
                                                         8879                         7215                        6825
2003                                                    10320                         8447                        7892
Mar. 31 2004                                            11148                         8814                        8243


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (8/1/00 through
      3/31/04)              3.01%     1.36%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico International Opportunities Fund from the inception of the share class. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                             INVESTOR A              INVESTOR B               INVESTOR C
                                          PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                            8/1/00               8/1/00                  8/1/00                   8/1/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         61.25%        60.87%      51.68%      59.77%      54.77%       59.53%      58.53%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                    11.91%        11.65%       9.46%      10.82%      10.00%       10.82%      10.82%
SINCE INCEPTION                             3.28%         3.01%       1.36%       2.25%       1.47%        2.25%       2.25%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Global Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 98.7%
            BELGIUM -- 1.0%
  149,546   Interbrew.....................................................   $   4,115
                                                                             ---------
            BRAZIL -- 2.4%
   49,700   Brasil Telecom Participacoes SA, ADR(a).......................       1,697
  127,400   Petroleo Brasileiro SA-'A', ADR...............................       3,763
  342,100   Tele Norte Leste Participacoes SA, ADR........................       4,440
                                                                             ---------
                                                                                 9,900
                                                                             ---------
            FRANCE -- 2.3%
  587,600   Alcatel SA 'A'................................................       9,272
                                                                             ---------
            GERMANY -- 8.8%
  258,100   Bayerische Hypo-und Vereinsbank AG!!(a).......................       5,068
  156,800   DaimlerChrysler AG (REGD)(a)..................................       6,548
  426,603   Deutsche Telekom AG...........................................       7,675
  119,210   E.On AG(a)....................................................       7,867
   64,525   Hypo Real Estate Holdings AG!!................................       1,808
  154,700   Volkswagen AG (a).............................................       6,768
                                                                             ---------
                                                                                35,734
                                                                             ---------
            ITALY -- 2.2%
  848,775   IntesaBci SpA(a)..............................................       2,806
1,911,493   Telecom Italia SpA............................................       5,990
                                                                             ---------
                                                                                 8,796
                                                                             ---------
            JAPAN -- 13.2%
1,298,000   Hitachi, Ltd. ................................................      10,069
  350,000   Matsushita Electric Industrial Company Ltd. ..................       5,410
      596   Millea Holdings, Inc. ........................................       9,280
      755   Mitsubishi Tokyo Financial Group Inc. ........................       7,475
    1,363   Nippon Telegraph and Telephone Corporation....................       7,731
  252,700   Sankyo Company, Ltd. .........................................       5,502
    1,144   Sumitomo Mitsui Financial Group, Inc.(a)......................       8,468
                                                                             ---------
                                                                                53,935
                                                                             ---------
            MEXICO -- 3.1%
  171,236   Cemex SA de CV, ADR...........................................       5,106
  222,000   Telefonos de Mexico SA de CV 'L', ADR.........................       7,751
                                                                             ---------
                                                                                12,857
                                                                             ---------
            NETHERLANDS -- 6.7%
  324,795   ABN AMRO Holding NV...........................................       7,244
  339,015   ING Groep NV..................................................       7,449
  374,580   Koninklijke Ahold NV!!........................................       3,066
  136,120   Koninklijke Ahold NV!!@.......................................       1,114
  120,800   Unilever NV...................................................       8,335
                                                                             ---------
                                                                                27,208
                                                                             ---------

                                                                               VALUE
 SHARES                                                                        (000)
---------------------------------------------------------------------------------------
            RUSSIA -- 1.2%
   40,600   LUKOIL, ADR...................................................   $   5,043
                                                                             ---------
            SOUTH AFRICA -- 0.6%
  228,000   South African Breweries plc...................................       2,623
                                                                             ---------
            SOUTH KOREA -- 1.5%
  317,400   KT Corporation, ADR...........................................       6,043
                                                                             ---------
            SPAIN -- 5.6%
  567,680   Banco Bilbao Vizcaya Argentaria SA............................       7,513
  382,500   Repsol YPF SA(a)..............................................       7,925
  498,341   Telefonica SA(a)..............................................       7,539
                                                                             ---------
                                                                                22,977
                                                                             ---------
            SWITZERLAND -- 4.9%
   44,100   Nestle SA (REGD)..............................................      11,244
   39,600   Zurich Financial Services AG..................................       6,244
   15,400   Zurich Financial Services AG@.................................       2,428
                                                                             ---------
                                                                                19,916
                                                                             ---------
            UNITED KINGDOM -- 9.1%
2,519,100   BAE Systems plc...............................................       9,306
1,664,893   BT Group plc..................................................       5,416
  491,200   GlaxoSmithKline plc...........................................       9,642
1,695,061   Marks & Spencer Group plc.....................................       8,676
  572,200   Reuters Group plc.............................................       4,070
                                                                             ---------
                                                                                37,110
                                                                             ---------
            UNITED STATES -- 36.1%
  345,900   Albertson's, Inc.!!...........................................       7,662
  120,100   Altria Group, Inc. ...........................................       6,539
  260,400   BellSouth Corporation.........................................       7,210
  109,800   Boeing Company................................................       4,509
  274,000   Bristol-Myers Squibb Company..................................       6,639
  135,400   CIT Group Inc. ...............................................       5,152
  363,600   Duke Energy Corporation.......................................       8,217
  479,800   El Paso Corporation...........................................       3,411
  370,700   Ford Motor Company............................................       5,030
  135,100   Goodyear Tire & Rubber Company!!(a)...........................       1,154
  109,900   J.P. Morgan Chase & Company...................................       4,610
  156,800   Loews Corporation.............................................       9,261
  217,900   Merck & Company, Inc. ........................................       9,629
  320,147   Micron Technology, Inc.!!.....................................       5,350
  462,900   Safeway Inc.!!................................................       9,526
  285,500   SBC Communications Inc. ......................................       7,006
  554,900   Schering-Plough Corporation...................................       9,000
  356,400   Sprint Corporation (FON Group)................................       6,568
  509,400   Tenet Healthcare Corporation!!................................       5,685
  443,619   The Kroger Company!!..........................................       7,382
  127,200   Toys R Us, Inc.!!.............................................       2,137
  201,500   Unisys Corporation!!..........................................       2,877
   43,900   UST Inc. .....................................................       1,585

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Global Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
---------------------------------------------------------------------------------------
            UNITED STATES -- (CONTINUED)
 w156,700   Verizon Communications Inc. ..................................   $   5,726
  376,000   Xerox Corporation!!...........................................       5,478
                                                                             ---------
                                                                               147,343
                                                                             ---------
            TOTAL COMMON STOCKS
              (Cost $346,534).............................................     402,872
                                                                             ---------
            RIGHTS -- 0.1%
            GERMANY -- 0.1%
              (Cost $0)
  258,100   Bayerische HYPO-UND Vereinsbank Rights!!
              Expire 4/05/04..............................................         232
                                                                             ---------
 SHARES
  (000)
---------
            wAffiliated investment
              COMPANIES -- 10.2%
              (Cost $41,668)
   41,668   Nations Cash Reserves, Capital Class Shares#..................      41,668
                                                                             ---------
            TOTAL INVESTMENTS
              (Cost $388,202*)..................................     109.0%    444,772
                                                                             ---------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (9.0)%
            Cash..........................................................   $       1
            Foreign cash (cost $843)......................................         837
            Receivable for Fund shares sold...............................          69
            Dividends receivable..........................................         950
            Interest receivable...........................................           6
            Collateral on securities loaned...............................     (36,648)
            Payable for Fund shares redeemed..............................        (279)
            Investment advisory fee payable...............................        (311)
            Administration fee payable....................................         (76)
            Shareholder servicing and distribution fees payable...........        (142)
            Payable for investment securities purchased...................        (837)
            Accrued Trustees' fees and expenses...........................         (21)
            Accrued expenses and other liabilities........................        (102)
                                                                             ---------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (36,553)
                                                                             ---------
            NET ASSETS..........................................     100.0%  $ 408,219
                                                                             =========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment income..............   $     (59)
            Accumulated net realized gain on investments sold.............      16,274
            Net unrealized appreciation of investments....................      56,565
            Paid-in capital...............................................     335,439
                                                                             ---------
            NET ASSETS....................................................   $ 408,219
                                                                             =========


                                                                               VALUE
---------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($144,241,802 / 11,919,710 shares outstanding)..............      $12.10
                                                                             =========
            INVESTOR A SHARES:
            Net asset value and redemption price per share ($127,609,482 /
              10,595,841 shares outstanding)..............................      $12.04
                                                                             =========

            Maximum sales charge..........................................       5.75%
            Maximum offering price per share..............................      $12.77

            INVESTOR B SHARES:
            Net asset value and offering price per share+
              ($35,342,613 / 2,979,217 shares outstanding)................      $11.86
                                                                             =========
            INVESTOR C SHARES:
            Net asset value and offering price per share+
              ($101,025,168 / 8,516,016 shares outstanding)...............      $11.86
                                                                             =========

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 +The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $36,648.

(a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $30,161 and $35,277, respectively.

ABBREVIATIONS:

ADR   --   American Depository Receipt
REGD  --   Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

Nations Global Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


At March 31, 2004, sector diversification was as follows:

                                                                % OF NET           VALUE
SECTOR DIVERSIFICATION                                           ASSETS            (000)
---------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................          19.8%   $        80,792
Commercial banking..........................................          11.0             44,992
Pharmaceuticals.............................................           9.9             40,412
Food and drug stores........................................           7.0             28,750
Insurance...................................................           6.7             27,213
Food products...............................................           4.8             19,579
Automotive..................................................           4.8             19,500
Oil and gas.................................................           4.1             16,731
Aerospace and defense.......................................           3.4             13,815
Financial services..........................................           3.1             12,601
Diversified electronics.....................................           2.5             10,069
Networking and telecommunications equipment.................           2.3              9,272
Retail -- Specialty.........................................           2.1              8,676
Electric power -- Nuclear...................................           2.0              8,217
Tobacco.....................................................           2.0              8,124
Electric power -- Non nuclear...............................           1.9              7,867
Beverages...................................................           1.7              6,738
Health services.............................................           1.4              5,685
Computers and office equipment..............................           1.3              5,478
Household products..........................................           1.3              5,410
Other.......................................................           5.6             22,951
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          98.7            402,872
RIGHTS......................................................           0.1                232
AFFILIATED INVESTMENT COMPANIES.............................          10.2             41,668
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         109.0            444,772
OTHER ASSETS AND LIABILITIES (NET)..........................          (9.0)           (36,553)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $       408,219
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
                                                                                (000)
-----------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.1%
            Investment in Nations Master Investment Trust, International
              Value Master Portfolio*.....................................   $ 3,568,371
                                                                             -----------

            TOTAL INVESTMENTS...................................     100.1%    3,568,371
                                                                             -----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.1)%
            Receivable for Fund shares sold...............................   $       866
            Payable for Fund shares redeemed..............................        (2,717)
            Administration fee payable....................................          (506)
            Shareholder servicing and distribution fees payable...........          (424)
            Accrued Trustees' fees and expenses...........................           (41)
            Accrued expenses and other liabilities........................          (491)
                                                                             -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................        (3,313)
                                                                             -----------
            NET ASSETS..........................................     100.0%  $ 3,565,058
                                                                             ===========

            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $     3,626
            Accumulated net realized loss on investments..................       (38,916)
            Net unrealized appreciation of investments....................       494,932
            Paid-in capital...............................................     3,105,416
                                                                             -----------
            NET ASSETS....................................................   $ 3,565,058
                                                                             ===========

            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($2,488,700,897 / 120,168,326 shares outstanding)...........        $20.71
                                                                             ===========

            INVESTOR A SHARES:
            Net asset value and redemption price per share ($792,856,743 /
              38,413,280 shares outstanding)..............................        $20.64
                                                                             ===========

            Maximum sales charge..........................................         5.75%
            Maximum offering price per share..............................        $21.90

            INVESTOR B SHARES:
            Net asset value and offering price per share+ ($112,797,578 /
              5,542,202 shares outstanding)...............................        $20.35
                                                                             ===========

            INVESTOR C SHARES:
            Net asset value and offering price per share+ ($170,702,340 /
              8,395,498 shares outstanding)...............................        $20.33
                                                                             ===========

---------------

 *The financial statements of the International Value Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Value Fund's financial statements.

 +The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 95.1%
             AUSTRALIA -- 2.2%
   212,771   Amcor Ltd. ...................................................   $    1,300
    91,286   Broken Hill Proprietary Company, Ltd. ........................          854
   251,600   National Australia Bank Ltd. .................................        5,955
   324,631   The News Corporation Ltd., ADR(a).............................       11,680
   103,329   Woolworths Ltd. ..............................................          935
                                                                              ----------
                                                                                  20,724
                                                                              ----------
             AUSTRIA -- 0.7%
    47,124   Erste Bank der oesterreichischen Sparkassen AG................        7,053
                                                                              ----------
             BELGIUM -- 0.3%
    95,200   Belgacom SA...................................................        3,007
                                                                              ----------
             BERMUDA -- 2.4%
    20,600   ACE Ltd. .....................................................          879
 1,235,500   Esprit Holdings Ltd.(a).......................................        5,186
   390,800   Golar LNG-Ltd.!!(a)...........................................        5,935
   307,274   Tyco International Ltd. ......................................        8,803
    25,000   XL Capital Ltd., Class A......................................        1,901
                                                                              ----------
                                                                                  22,704
                                                                              ----------
             BRAZIL -- 1.1%
    12,300   Banco Itau SA, ADR............................................          575
    92,785   Companhia Vale do Rio Doce, ADR...............................        5,094
    15,300   Companhia Vale do Rio Doce, sponsored ADR.....................          717
   170,880   Unibanco Holdings, GDR........................................        4,181
                                                                              ----------
                                                                                  10,567
                                                                              ----------
             CANADA -- 1.0%
    67,700   Barrick Gold Corporation(a)...................................        1,610
    47,000   Canadian Imperial Bank of Commerce(a).........................        2,446
    53,731   Canadian National Railway Company(a)..........................        2,095
    69,900   EnCana Corporation............................................        3,015
    18,900   Imperial Oil Ltd. ............................................          847
                                                                              ----------
                                                                                  10,013
                                                                              ----------
             CAYMAN ISLANDS -- 0.4%
   759,000   ASM Pacific Technology Ltd.(a)................................        3,380
                                                                              ----------
             CHINA -- 0.9%
   111,600   China Life Insurance Company, Ltd.!!(a).......................        2,791
   127,148   CNOOC Ltd., ADR(a)............................................        5,467
                                                                              ----------
                                                                                   8,258
                                                                              ----------
             DENMARK -- 0.9%
   391,314   Danske Bank A/S(a)............................................        8,849
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             FINLAND -- 2.0%
   579,500   Nokia Oyj(a)..................................................   $   11,879
   366,600   Stora Enso Oyj 'R'!!(a).......................................        4,613
   151,600   UPM -- Kymmene Oyj!!(a).......................................        2,776
                                                                              ----------
                                                                                  19,268
                                                                              ----------
             FRANCE -- 6.2%
    20,087   Accor SA......................................................          814
    49,197   BNP Paribas SA................................................        3,007
    29,981   Bouygues SA...................................................        1,032
    38,900   Compagnie de Saint-Gobain.....................................        1,965
   143,000   Compagnie Generale des Etablissements Michelin................        6,477
   226,564   JC Decaux SA!!................................................        5,065
    34,992   LVMH Moet Hennessy Louis Vuitton SA...........................        2,571
     6,820   Pinault-Printemps-Redoute SA..................................          713
    91,457   Societe Generale..............................................        7,811
    84,801   Societe Television Francaise 1................................        2,693
   136,190   Total SA......................................................       25,004
    91,122   Veolia Environnement..........................................        2,542
                                                                              ----------
                                                                                  59,694
                                                                              ----------
             GERMANY -- 3.9%
   180,531   BASF AG(a)....................................................        9,174
   246,167   Bayerische Motoren Werke (BMW) AG.............................       10,074
    45,600   Deutsche Bank AG (REGD)(a)....................................        3,785
    64,300   Deutsche Telekom AG...........................................        1,157
    44,859   SAP AG(a).....................................................        7,056
    73,100   Siemens AG (REGD).............................................        5,399
    33,117   T-Online International AG!!...................................          391
                                                                              ----------
                                                                                  37,036
                                                                              ----------
             HONG KONG -- 0.8%
 1,705,000   Cathay Pacific Airways........................................        3,480
   316,000   China Unicom Limited..........................................          286
   101,200   Hutchison Whampoa Ltd. .......................................          727
   385,000   Sun Hung Kai Properties.......................................        3,521
                                                                              ----------
                                                                                   8,014
                                                                              ----------
             HUNGARY -- 0.4%
    91,773   OTP Bank Rt., ADR@............................................        3,480
                                                                              ----------
             INDIA -- 0.6%
   371,608   ICICI Bank Ltd., ADR..........................................        5,927
                                                                              ----------
             IRELAND -- 0.6%
   137,593   Allied Irish Banks plc........................................        2,051
    95,732   CRH plc.......................................................        1,953
    66,891   CRH plc.......................................................        1,360
                                                                              ----------
                                                                                   5,364
                                                                              ----------
             ITALY -- 1.1%
    61,400   ENI SpA, ADR(a)...............................................        6,198
   256,900   Mediaset SpA!!(a).............................................        2,851
   280,500   UniCredito Italiano SpA.......................................        1,337
                                                                              ----------
                                                                                  10,386
                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             JAPAN -- 20.6%
    11,980   ACOM COMPANY, LTD. ...........................................   $      875
   332,000   CANON Inc. ...................................................       17,200
    32,800   Credit Saison Company, Ltd. ..................................          987
   421,000   Daiwa Securities..............................................        3,440
       319   East Japan Railway Company....................................        1,677
    90,500   Eisai Company, Ltd. ..........................................        2,453
   238,000   Fuji Photo Film Company, Ltd. ................................        7,572
     2,400   FUNAI ELECTRIC COMPANY, LTD. .................................          348
   592,000   Hitachi, Ltd. ................................................        4,592
    80,800   Honda Motor Company Ltd. .....................................        3,728
   159,000   Ito-Yokado Company, Ltd. .....................................        7,244
    22,900   Jusco Company, Ltd. ..........................................          988
   283,000   Kao Corporation...............................................        6,474
    17,700   KEYENCE CORPORATION...........................................        4,315
       247   Millea Holdings, Inc. ........................................        3,846
       892   Mitsubishi Tokyo Financial Group Inc. ........................        8,831
    46,000   Nintendo Company, Ltd. .......................................        4,647
   168,000   Nippon Mitsubishi Oil Corporation.............................          962
     1,086   Nippon Telegraph and Telephone Corporation....................        6,159
   913,500   Nissan Motor Company, Ltd. ...................................       10,230
   148,000   Nomura Holdings, Inc. ........................................        2,696
     2,867   NTT DoCoMo, Inc.@.............................................        6,338
   106,000   Olympus Optical Company, Ltd. ................................        2,282
     9,500   Omron Corporation.............................................          239
    15,400   ORIX Corporation(a)...........................................        1,704
    44,000   RICOH COMPANY, LTD. ..........................................          905
    13,700   Rohm Company Ltd. ............................................        1,774
    42,500   Secom Company Ltd. ...........................................        1,855
   493,000   Sharp Corporation.............................................        8,809
   411,200   Sony Corporation(a)...........................................       17,233
   135,300   Takeda Chemical Industries, Ltd. .............................        6,034
    49,500   TDK Corporation...............................................        3,783
   254,600   THK COMPANY, LTD.(a)..........................................        5,029
   653,200   Tokyo Gas Company Ltd. .......................................        2,474
   321,500   Toyota Motor Corporation......................................       11,990
     1,121   UFJ Holdings, Inc. ...........................................        7,133
   180,200   YAMADA DENKI CO., LTD.(a).....................................        7,050
   372,900   YAMAHA CORPORATION............................................        6,972
    86,200   Yamanouchi Pharmaceutical Company, Ltd. ......................        2,966
   241,000   YAMATO TRANSPORT CO., LTD. ...................................        4,049
                                                                              ----------
                                                                                 197,883
                                                                              ----------
             MEXICO -- 0.9%
   247,109   Telefonos de Mexico SA de CV 'L', ADR.........................        8,627
                                                                              ----------
             NETHERLANDS -- 3.6%
   125,800   ABN AMRO Holding NV...........................................        2,806
   341,200   Aegon NV......................................................        4,361
    93,230   DSM NV........................................................        4,162
   333,366   ING Groep NV..................................................        7,325
   332,379   Koninklijke (Royal) Philips Electronics NV(a).................        9,611

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             NETHERLANDS -- (CONTINUED)
   262,346   TPG NV........................................................   $    5,519
    10,310   VNU NV........................................................          295
                                                                              ----------
                                                                                  34,079
                                                                              ----------
             NORWAY -- 0.3%
   269,000   Statoil ASA...................................................        3,281
                                                                              ----------
             PORTUGAL -- 0.3%
   297,000   Portugal Telecommunications, SGPS, SA, ADR!!..................        3,329
                                                                              ----------
             RUSSIA -- 0.9%
    48,312   Mobile Telesystems, ADR(a)....................................        6,353
    31,084   YUKOS, ADR....................................................        1,877
                                                                              ----------
                                                                                   8,230
                                                                              ----------
             SINGAPORE -- 1.2%
   232,256   DBS Group Holdings Ltd. ......................................        1,995
 5,325,518   Shangri-La Asia Ltd. .........................................        5,297
   178,000   Singapore Airlines Ltd. ......................................        1,168
    79,000   Singapore Press Holdings, Ltd. ...............................          891
   215,000   United Overseas Bank..........................................        1,719
                                                                              ----------
                                                                                  11,070
                                                                              ----------
             SOUTH AFRICA -- 0.2%
   108,935   Sappi Ltd. ...................................................        1,508
                                                                              ----------
             SOUTH KOREA -- 4.9%
   122,090   Kookmin Bank!!................................................        4,952
    14,130   Korea Electric Power Corporation..............................          248
   364,625   Korea Electric Power Corporation, ADR(a)......................        3,763
   324,500   KT Corporation, ADR...........................................        6,178
    18,100   POSCO, ADR....................................................          641
    58,020   Samsung Electronics Company, Ltd. ............................       28,949
    90,553   SK Telecom Company Ltd., ADR(a)...............................        1,929
                                                                              ----------
                                                                                  46,660
                                                                              ----------
             SPAIN -- 2.9%
    89,624   Altadis, SA(a)................................................        2,715
   209,200   Endesa SA.....................................................        3,805
   185,592   Iberdrola SA(a)...............................................        3,832
   146,400   Repsol YPF SA, ADR............................................        3,048
   351,972   Sogecable, SA!!(a)............................................       14,754
                                                                              ----------
                                                                                  28,154
                                                                              ----------
             SWEDEN -- 1.6%
    61,300   AB SKF -- B Shares!!..........................................        2,219
 1,094,785   Ericsson AB (LM) 'B'!!........................................        3,034
    30,400   Hennes & Mauritz AB -- B Shares...............................          818
   456,000   Nordea AB(a)..................................................        3,114
    94,500   Securitas AB -- B Shares......................................        1,366
   140,200   Volvo AB, B Shares............................................        4,620
                                                                              ----------
                                                                                  15,171
                                                                              ----------
             SWITZERLAND -- 11.6%
    20,640   Adecco SA.....................................................        1,140
    21,975   Ciba Specialty Chemicals AG...................................        1,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             SWITZERLAND -- (CONTINUED)
    87,100   Compagnie Financiere Richemont AG.............................   $    2,341
   121,939   Credit Suisse Group...........................................        4,226
    68,268   Nestle SA (REGD)(a)...........................................       17,406
   249,750   Novartis AG(a)................................................       10,606
   236,905   Roche Holding AG(a)...........................................       23,142
    46,472   Swiss Re (REGD)...............................................        3,202
   135,255   Syngenta AG...................................................        9,865
     5,753   Synthes-Stratec, Inc. ........................................        5,899
    16,330   The Swatch Group AG...........................................          427
    13,501   The Swatch Group AG, Class B..................................        1,753
   324,821   UBS AG (REGD)(a)..............................................       24,126
    31,000   Zurich Financial Services AG..................................        4,888
                                                                              ----------
                                                                                 110,521
                                                                              ----------
             TAIWAN -- 1.0%
   240,786   AU Optronics Corporation, ADR(a)..............................        5,033
    21,576   Cathay Financial Holding Co., GDR@............................          390
   273,150   Compal Electronics Inc., GDR(a)...............................        1,713
   200,600   Taiwan Semiconductor Manufacturing Company Ltd., ADR!!........        2,094
                                                                              ----------
                                                                                   9,230
                                                                              ----------
             UNITED KINGDOM -- 18.3%
   171,892   3i Group plc..................................................        1,987
   437,900   Abbey National plc............................................        3,662
   171,397   AstraZeneca plc...............................................        7,948
   307,600   BAA plc.......................................................        2,911
 1,253,000   BAE Systems plc...............................................        4,629
   378,289   Billiton plc..................................................        3,448
 1,188,327   BP Amoco plc..................................................        9,959
   398,636   British Sky Broadcasting Group plc............................        4,971
   831,500   Cadbury Schweppes plc.........................................        6,556
   976,487   Diageo plc....................................................       12,724
 3,123,821   EMI Group plc.................................................       15,932
   426,892   GlaxoSmithKline plc...........................................        8,379
   139,177   GUS plc.......................................................        1,916
   311,693   Hilton Group plc..............................................        1,300
 1,718,626   HSBC Holdings plc.............................................       25,553
   383,822   HSBC Holdings plc (REGD)(a)...................................        5,789
   827,825   Kingfisher plc(a).............................................        4,390
   435,000   Marks & Spencer Group plc.....................................        2,227
    65,948   Reckitt Benckiser plc.........................................        1,630
 1,712,053   Reed Elsevier plc.............................................       15,150
   338,332   Royal Bank of Scotland plc@...................................       10,310
   508,800   Scottish Power plc............................................        3,560
   720,000   Shell Transport and Trading Company plc.......................        4,704
   365,338   Tesco plc.....................................................        1,650
 4,979,906   Vodafone Group plc............................................       11,784
   332,370   WPP Group plc.................................................        3,363
                                                                              ----------
                                                                                 176,432
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             UNITED STATES -- 1.3%
   150,073   NTL Incorporated..............................................   $    8,922
    95,958   Wynn Resorts, Ltd.!!(a).......................................        3,359
                                                                              ----------
                                                                                  12,281
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost $710,511).............................................      910,180
                                                                              ----------
PRINCIPAL
  AMOUNT
  (000)
----------
             FOREIGN BONDS AND NOTES -- 0.5%
             UNITED KINGDOM -- 0.5%
$    3,000   Telewest Communication plc,
               11.000% 10/01/07(a)(b)......................................        1,904
     1,925   Telewest Communication plc,
               9.875% 02/01/10(a)(b).......................................        1,165
     2,900   Telewest Communication plc,
               (0.000%) due 04/15/09
               9.250% beginning 04/15/04(a)................................        1,494
                                                                              ----------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $2,092)...............................................        4,563
                                                                              ----------
  SHARES
----------
             PREFERRED STOCKS -- 0.5%
             BRAZIL -- 0.5%
               (Cost $3,639)
   230,347   Companhia de Bebidas das Americas, ADR........................        4,607
                                                                              ----------
             WARRANTS -- 0.2%
             INDIA -- 0.2%
               (Cost $1,520)
   146,165   Reliance Industries Inc.
               Expire 09/02/04!!@..........................................        1,813
                                                                              ----------
  SHARES
  (000)
----------
             AFFILIATED INVESTMENT COMPANIES -- 25.1%
               (Cost $239,867)
   239,867   Nations Cash Reserves, Capital Class Shares#..................      239,867
                                                                              ----------
             NON-AFFILIATED INVESTMENT COMPANIES -- 0.8%
               (Cost $8,075)
        57   iShares MSCI EAFE Index Fund(a)...............................        8,128
                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

                                                                                 VALUE
                                                                                 (000)
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $965,704*)..................................     122.2%  $1,169,158
                                                                              ----------
             OTHER ASSETS AND
               LIABILITIES (NET).................................     (22.2)%
             Cash..........................................................   $      360
             Foreign cash (cost $159)......................................          159
             Receivable for investment securities sold.....................       19,541
             Receivable for Fund shares sold...............................          606
             Dividends receivable..........................................        3,958
             Interest receivable...........................................          110
             Unrealized depreciation on forward foreign exchange
               contracts...................................................         (174)
             Collateral on securities loaned...............................     (216,534)
             Payable for Fund shares redeemed..............................         (856)
             Investment advisory fee payable...............................         (635)
             Administration fee payable....................................         (175)
             Shareholder servicing and distribution fees payable...........          (15)
             Payable for investment securities purchased...................      (18,523)
             Accrued Trustees' fees and expenses...........................         (134)
             Accrued expenses and other liabilities........................         (236)
                                                                              ----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (212,548)
                                                                              ----------
             NET ASSETS..........................................     100.0%  $  956,610
                                                                              ==========
             NET ASSETS CONSIST OF:
             Undistributed net investment income...........................   $    2,103
             Accumulated net realized loss on investments and currency
               contracts...................................................     (161,181)
             Net unrealized appreciation of investments and currency
               contracts...................................................      203,359
             Paid-in capital...............................................      912,329
                                                                              ----------
             NET ASSETS....................................................   $  956,610
                                                                              ==========


                                                                                 VALUE
-----------------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($917,391,541 / 75,656,371 shares outstanding)..............       $12.13
                                                                              ==========
             INVESTOR A SHARES:
             Net asset value and redemption price per share ($27,395,754 /
               2,283,204 shares outstanding)...............................       $12.00
                                                                              ==========



             Maximum sales charge..........................................        5.75%
             Maximum offering price per share..............................       $12.73



             INVESTOR B SHARES:
             Net asset value and offering price per share&
               ($9,955,792 / 880,771 shares outstanding)...................       $11.30
                                                                              ==========
             INVESTOR C SHARES:
             Net asset value and offering price per share&
               ($1,867,017 / 166,729 shares outstanding)...................       $11.20
                                                                              ==========

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $216,534.

(a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $154,488 and $208,773, respectively.

(b)
  Issue in default.

ABBREVIATIONS:

ADR   --   American Depository Receipt
GDR   --   Global Depository Receipt
REGD  --   Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


At March 31, 2004, sector diversification was as follows:

                                                                % OF NET           VALUE
SECTOR DIVERSIFICATION                                           ASSETS            (000)
---------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................          13.7%   $       130,984
Pharmaceuticals.............................................           6.4             61,528
Telecommunications services.................................           5.8             55,147
Electronics.................................................           5.5             52,196
Integrated oil..............................................           5.5             52,179
Automotive..................................................           4.9             47,119
Investment services.........................................           3.8             36,475
Semiconductors..............................................           3.6             34,423
Broadcasting and cable......................................           3.3             31,117
Media.......................................................           3.2             30,686
Publishing and advertising..................................           2.6             24,764
Food products...............................................           2.5             23,962
Insurance...................................................           2.3             22,258
Computers and office equipment..............................           2.3             21,888
Diversified electronics.....................................           2.1             20,298
Railroads, trucking and shipping............................           2.0             19,275
Diversified manufacturing...................................           1.8             16,962
Networking and telecommunications equipment.................           1.6             14,913
Beverages...................................................           1.3             12,724
Metals and mining...........................................           1.3             12,364
Other.......................................................          19.6            188,918
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          95.1            910,180
FOREIGN BONDS AND NOTES.....................................           0.5              4,563
PREFERRED STOCKS............................................           0.5              4,607
WARRANTS....................................................           0.2              1,813
AFFILIATED INVESTMENT COMPANIES.............................          25.1            239,867
NON-AFFILIATED INVESTMENT COMPANIES.........................           0.8              8,128
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         122.2          1,169,158
OTHER ASSETS AND LIABILITIES (NET)..........................         (22.2)          (212,548)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $       956,610
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
  SHARES                                                                        (000)
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 92.2%
             AUSTRALIA -- 3.0%
   452,716   The News Corporation Ltd., ADR(a).............................   $  16,288
                                                                              ---------
             AUSTRIA -- 1.9%
    70,310   Erste Bank der oesterreichischen Sparkassen AG................      10,524
                                                                              ---------
             BERMUDA -- 5.5%
 1,799,500   Esprit Holdings Ltd. .........................................       7,553
   596,183   Golar LNG-Ltd.!!(a)...........................................       9,052
   473,354   Tyco International Ltd. ......................................      13,562
                                                                              ---------
                                                                                 30,167
                                                                              ---------
             BRAZIL -- 2.3%
   124,333   Companhia Vale do Rio Doce, ADR...............................       6,826
   225,024   Unibanco Holdings, GDR........................................       5,506
                                                                              ---------
                                                                                 12,332
                                                                              ---------
             CAYMAN ISLANDS -- 0.9%
 1,159,500   ASM Pacific Technology Ltd.(a)................................       5,164
                                                                              ---------
             CHINA -- 1.5%
   195,871   CNOOC Ltd., ADR(a)............................................       8,422
                                                                              ---------
             FRANCE -- 2.6%
   327,655   JC Decaux SA!!................................................       7,324
    36,700   TotalFinaElf SA...............................................       6,738
                                                                              ---------
                                                                                 14,062
                                                                              ---------
             GERMANY -- 3.9%
   260,060   Bayerische Motoren Werke (BMW) AG(a)..........................      10,642
    68,037   SAP AG(a).....................................................      10,702
                                                                              ---------
                                                                                 21,344
                                                                              ---------
             HONG KONG -- 1.9%
 2,548,000   Cathay Pacific Airways(a).....................................       5,200
   593,000   Sun Hung Kai Properties.......................................       5,423
                                                                              ---------
                                                                                 10,623
                                                                              ---------
             HUNGARY -- 1.0%
   141,375   OTP Bank Rt., ADR@............................................       5,362
                                                                              ---------
             INDIA -- 1.6%
   550,412   ICICI Bank Ltd., ADR..........................................       8,779
                                                                              ---------
             JAPAN -- 22.8%
   103,000   CANON Inc. ...................................................       5,336
   649,000   Daiwa Securities..............................................       5,303
   124,000   Ito-Yokado Company, Ltd. .....................................       5,650
    23,700   KEYENCE CORPORATION...........................................       5,777
     1,097   Mitsubishi Tokyo Financial Group Inc. ........................      10,861

                                                                                VALUE
  SHARES                                                                        (000)
----------------------------------------------------------------------------------------
             JAPAN -- (CONTINUED)
 1,407,000   Nissan Motor Company, Ltd. ...................................   $  15,756
   760,000   Sharp Corporation.............................................      13,581
   382,000   Sony Corporation..............................................      16,010
   392,100   THK COMPANY, LTD.(a)..........................................       7,745
     1,702   UFJ Holdings, Inc. ...........................................      10,830
   277,600   YAMADA DENKI CO., LTD.(a).....................................      10,860
   575,000   YAMAHA CORPORATION............................................      10,750
   344,000   YAMATO TRANSPORT CO., LTD. ...................................       5,780
                                                                              ---------
                                                                                124,239
                                                                              ---------
             NETHERLANDS -- 1.5%
   274,394   Koninklijke (Royal) Philips Electronics NV(a).................       7,934
                                                                              ---------
             RUSSIA -- 1.7%
    72,549   Mobile Telesystems, ADR(a)....................................       9,540
                                                                              ---------
             SINGAPORE -- 1.4%
 7,539,665   Shangri-La Asia Ltd.(a).......................................       7,500
                                                                              ---------
             SOUTH KOREA -- 5.7%
   161,340   Kookmin Bank!!................................................       6,544
    49,180   Samsung Electronics Company, Ltd. ............................      24,538
                                                                              ---------
                                                                                 31,082
                                                                              ---------
             SPAIN -- 4.2%
   542,963   Sogecable, SA!!(a)............................................      22,760
                                                                              ---------
             SWITZERLAND -- 11.2%
   248,798   Roche Holding AG(a)...........................................      24,303
   111,654   Syngenta AG...................................................       8,144
     7,099   Synthes-Stratec, Inc. ........................................       7,279
   287,988   UBS AG (REGD)(a)..............................................      21,391
                                                                              ---------
                                                                                 61,117
                                                                              ---------
             TAIWAN -- 1.4%
   356,644   AU Optronics Corporation, ADR(a)..............................       7,454
                                                                              ---------
             UNITED KINGDOM -- 12.8%
   601,342   British Sky Broadcasting Group plc............................       7,499
 4,694,946   EMI Group plc.................................................      23,944
 1,516,460   HSBC Holdings plc.............................................      22,548
 1,828,649   Reed Elsevier plc.............................................      16,183
                                                                              ---------
                                                                                 70,174
                                                                              ---------
             UNITED STATES -- 3.4%
   231,186   NTL Incorporated..............................................      13,744
   144,099   Wynn Resorts, Ltd.!!(a).......................................       5,043
                                                                              ---------
                                                                                 18,787
                                                                              ---------
             TOTAL COMMON STOCKS
               (Cost $406,651).............................................     503,654
                                                                              ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

PRINCIPAL
  AMOUNT                                                                        VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
             FOREIGN BONDS AND NOTES -- 0.5%
             UNITED KINGDOM -- 0.5%
$    1,850   Telewest Communication plc, 11.000% 10/01/07(a)(b)............   $   1,174
     1,200   Telewest Communication plc,
               9.875% 02/01/10(a)(b).......................................         726
     1,700   Telewest Communication plc, (0.000%) due 04/15/09
               9.250% beginning 04/15/04(a)................................         876
                                                                              ---------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $1,275)...............................................       2,776
                                                                              ---------
  SHARES
----------
             PREFERRED STOCKS -- 1.0%
             BRAZIL -- 1.0%
               (Cost $5,068)
   261,617   Companhia de Bebidas das Americas, ADR........................       5,232
                                                                              ---------
  SHARES
  (000)
----------
             AFFILIATED INVESTMENT COMPANIES -- 29.8%
               (Cost $163,047)
   163,047   Nations Cash Reserves, Capital Class Shares#..................     163,047
                                                                              ---------

                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $576,041*)..................................     123.5%  $ 674,709
                                                                              ---------
             OTHER ASSETS AND
               LIABILITIES (NET).................................     (23.5)%
             Foreign cash (cost $51).......................................   $      51
             Receivable for investment securities sold.....................      12,550
             Receivable for Fund shares sold...............................       4,310
             Dividends receivable..........................................       1,340
             Interest receivable...........................................          74
             Collateral on securities loaned...............................    (122,844)
             Investment advisory fee payable...............................        (342)
             Administration fee payable....................................         (94)
             Shareholder servicing and distribution fees payable...........         (17)
             Payable for investment securities purchased...................     (22,943)
             Payable for Fund shares redeemed..............................        (383)
             Accrued Trustees' fees and expenses...........................         (29)
             Accrued expenses and other liabilities........................         (99)
                                                                              ---------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (128,426)
                                                                              ---------
             NET ASSETS..........................................     100.0%  $ 546,283
                                                                              =========
             NET ASSETS CONSIST OF:
             Distributions in excess of net investment income..............   $    (250)
             Accumulated net realized gain on investments sold and currency
               contracts...................................................       3,821
             Net unrealized appreciation of investments and currency
               contracts...................................................      98,684
             Paid-in capital...............................................     444,028
                                                                              ---------
             NET ASSETS....................................................   $ 546,283
                                                                              =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
----------------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($509,262,075 / 45,673,119 shares outstanding)..............      $11.15
                                                                              =========
             INVESTOR A SHARES:
             Net asset value and redemption price per share ($19,784,501 /
               1,790,829
               shares outstanding).........................................      $11.05
                                                                              =========



             Maximum sales charge..........................................       5.75%
             Maximum offering price per share..............................      $11.72



             INVESTOR B SHARES:
             Net asset value and offering price per share+ ($8,904,771 /
               828,490 shares outstanding).................................      $10.75
                                                                              =========
             INVESTOR C SHARES:
             Net asset value and offering price per share+ ($8,331,265 /
               774,923 shares outstanding).................................      $10.75
                                                                              =========

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 +The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $122,844.

(a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $93,832 and $119,064, respectively.

(b)
  Issue in default.

ABBREVIATIONS:

ADR   --   American Depository Receipt
GDR   --   Global Depository Receipt
REGD  --   Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


At March 31, 2004, sector diversification was as follows:

                                                                % OF NET           VALUE
SECTOR DIVERSIFICATION                                           ASSETS            (000)
---------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................          14.9%   $        80,954
Electronics.................................................          10.8             59,135
Media.......................................................           8.5             46,704
Broadcasting and cable......................................           6.9             37,531
Semiconductors..............................................           5.4             29,702
Investment services.........................................           4.9             26,694
Automotive..................................................           4.8             26,398
Pharmaceuticals.............................................           4.4             24,303
Publishing and advertising..................................           4.3             23,507
Integrated oil..............................................           2.8             15,160
Railroads, trucking and shipping............................           2.7             14,832
Conglomerates...............................................           2.5             13,562
Diversified manufacturing...................................           2.5             13,522
Lodging and recreation......................................           2.3             12,543
Software....................................................           2.0             10,702
Telecommunications services.................................           1.7              9,540
Chemicals -- Specialty......................................           1.5              8,144
Apparel and textiles........................................           1.4              7,553
Electrical equipment........................................           1.4              7,454
Medical devices and supplies................................           1.3              7,279
Other.......................................................           5.2             28,435
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          92.2            503,654
FOREIGN BONDS AND NOTES.....................................           0.5              2,776
PREFERRED STOCKS............................................           1.0              5,232
AFFILIATED INVESTMENT COMPANIES.............................          29.8            163,047
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         123.5            674,709
OTHER ASSETS AND LIABILITIES (NET)..........................         (23.5)          (128,426)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $       546,283
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the year ended March 31, 2004

                                                             GLOBAL         INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
                                                             VALUE              VALUE              EQUITY         OPPORTUNITIES
                                                         -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $252,
  $0, $1,812 and $326, respectively)...................  $        5,724     $           --     $       16,326     $        3,441
Dividend income from affiliated funds..................              94                 --                125                 86
Interest...............................................              --                 --                 65                102
Securities lending.....................................              74                 --                498                152
Allocated from Portfolio:
Dividends (Net of foreign withholding taxes of $0,
  $6,556, $0 and $0, respectively)+....................              --             67,917                 --                 --
Dividend income from affiliated funds+.................              --                467                 --                 --
Interest+..............................................              --                  8                 --                 --
Securities lending+....................................              --              1,036                 --                 --
Expenses (Net of waiver of $0, $1,992, $0 and $0,
  respectively)+.......................................              --            (27,811)                --                 --
                                                         --------------     --------------     --------------     --------------
    Total investment income............................           5,892             41,617             17,014              3,781
                                                         --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee................................           2,657                 --              6,441              2,183
Administration fee.....................................             719              5,250              1,771                600
Transfer agent fees....................................             210              1,181                243                 85
Custodian fees.........................................              53                 --                391                124
Legal and audit fees...................................              70                 51                 60                 65
Registration and filing fees...........................              46                 --                 66                 47
Trustees' fees and expenses............................              24                  6                 24                 24
Interest expense.......................................              --                 --                  1                 --
Printing expense.......................................              69                 --                 23                 60
Other..................................................               4                 --                 69                 12
Non-recurring costs (see Note 12)......................              --                790                206                 --
Cost assumed by Bank of America Corporation (see Note
  12)..................................................              --               (790)              (206)                --
                                                         --------------     --------------     --------------     --------------
    Subtotal...........................................           3,852              6,488              9,089              3,200
Shareholder servicing and distribution fees:
  Investor A Shares....................................             225              1,672                 60                 19
  Investor B Shares....................................             268                987                 87                 51
  Investor C Shares....................................             759              1,493                 15                 28
                                                         --------------     --------------     --------------     --------------
    Total expenses.....................................           5,104             10,640              9,251              3,298
Fees reduced by credits allowed by the custodian (see
  Note 2)..............................................              --*                --                 (1)                (1)
Reimbursement from investment adviser (see Note 12)....              --                 --                (66)                --
                                                         --------------     --------------     --------------     --------------
    Net expenses.......................................           5,104             10,640              9,184              3,297
                                                         --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)...........................             788             30,977              7,830                484
                                                         --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions................................          19,830                 --             58,100             15,392
  Security transactions allocated from Portfolio+......              --            104,540                 --                 --
  Foreign currencies and net other assets..............              (8)                --                (10)              (903)
  Foreign currencies and net other assets allocated
    from Portfolio+....................................              --               (764)                --                 --
                                                         --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments................          19,822            103,776             58,090             14,489
                                                         --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities...........................................         113,549                 --            260,435             98,931
  Securities allocated from Portfolio+.................              --          1,577,873                 --                 --
  Foreign currencies and net other assets..............              (8)                --                347                253
                                                         --------------     --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments..........................................         113,541          1,577,873            260,782             99,184
                                                         --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments..........................................         133,363          1,681,649            318,872            113,673
                                                         --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $      134,151     $    1,712,626     $      326,702     $      114,157
                                                         ==============     ==============     ==============     ==============

---------------

+ Allocated from International Value Master Portfolio.

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                          GLOBAL VALUE
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/04           3/31/03
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $          788    $          702
Net realized gain/(loss) on investments.....................            19,822             1,452
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................                --                --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           113,541           (60,374)
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................                --                --
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           134,151           (58,220)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................              (669)             (315)
  Investor A Shares.........................................              (401)             (153)
  Investor B Shares.........................................                --                --
  Investor C Shares.........................................                --                --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (1,081)           (1,037)
  Investor A Shares.........................................              (998)             (767)
  Investor B Shares.........................................              (306)             (277)
  Investor C Shares.........................................              (848)             (776)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           113,819           107,962
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................           243,667            46,417
NET ASSETS:
Beginning of year...........................................           164,552           118,135
                                                                --------------    --------------
End of year.................................................    $      408,219    $      164,552
                                                                ==============    ==============
Undistributed net investment income/(loss) or distributions
  in excess of net investment income at end of year.........    $          (59)   $          183
                                                                ==============    ==============

---------------

 *
 Amount represents less than $500.

+Allocated from Nations International Value Master Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

        INTERNATIONAL VALUE                INTERNATIONAL EQUITY           INTERNATIONAL OPPORTUNITIES
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04          3/31/03          3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------
    $       30,977   $       31,279   $        7,830   $        5,898   $          484   $          177
                --               --           58,090               --           14,489           (6,125)
           103,776         (142,717)              --          (76,703)              --               --
                --               --          260,782               --           99,184           (1,658)
         1,577,873         (956,728)              --          (59,707)              --               --
    --------------   --------------   --------------   --------------   --------------   --------------
         1,712,626       (1,068,166)         326,702         (130,512)         114,157           (7,606)
           (24,973)         (24,922)          (9,144)          (2,879)            (202)              --
            (6,417)          (5,579)            (231)             (97)              --               --
              (289)            (142)             (45)              (8)              --               --
              (417)            (377)              (7)              (1)              --               --
                --          (12,246)              --               --           (2,407)              --
                --           (5,369)              --               --              (70)              --
                --             (645)              --               --              (48)              --
                --             (896)              --               --              (24)              --
          (399,295)         277,667           55,529          196,845          333,861          101,578
    --------------   --------------   --------------   --------------   --------------   --------------
         1,281,235         (840,675)         372,804           63,348          445,267           93,972
         2,283,823        3,124,498          583,806          520,458          101,016            7,044
    --------------   --------------   --------------   --------------   --------------   --------------
    $    3,565,058   $    2,283,823   $      956,610   $      583,806   $      546,283   $      101,016
    ==============   ==============   ==============   ==============   ==============   ==============
    $        3,626   $        5,578   $        2,103   $        2,006   $         (250)  $          143
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                             GLOBAL VALUE
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   5,511    $ 57,989       6,588    $ 57,869
  Issued as reinvestment of dividends.......................      25         277          30         256
  Redeemed**................................................  (1,572)    (16,294)     (3,354)    (28,171)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,964    $ 41,972       3,264    $ 29,954
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   5,783    $ 59,599       6,314    $ 56,683
  Shares issued upon conversion from Investor B shares......       3          32           3          22
  Issued as reinvestment of dividends.......................      82         883          55         462
  Redeemed**................................................  (1,829)    (19,308)     (2,315)    (19,525)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   4,039    $ 41,206       4,057    $ 37,642
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   1,051    $ 10,524       1,439    $ 13,050
  Issued as reinvestment of dividends.......................      21         215          20         172
  Shares redeemed upon conversion into Investor A shares....      (3)        (32)         (3)        (22)
  Redeemed**................................................    (244)     (2,538)       (436)     (3,465)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     825    $  8,169       1,020    $  9,735
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   3,226    $ 32,565       4,175    $ 37,489
  Issued as reinvestment of dividends.......................      53         548          56         486
  Redeemed**................................................  (1,061)    (10,641)       (905)     (7,344)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,218    $ 22,472       3,326    $ 30,631
                                                              ======    ========      ======    ========
    Total net increase/(decrease)...........................  11,046    $113,819      11,667    $107,962
                                                              ======    ========      ======    ========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 **Net of redemption fees of $1 and $19 for Primary A, $1 and $5 for Investor A,
   $--* and $5 for Investor B and $--* and $2 for Investor C for the years ended March 31, 2004 and 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

                                                                           INTERNATIONAL VALUE
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    3,534    $  59,636       48,229    $ 785,138
  Issued as reinvestment of dividends.......................      526       10,033        1,067       14,895
  Redeemed**................................................  (22,478)    (380,125)     (34,261)    (475,600)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (18,418)   $(310,456)      15,035    $ 324,433
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    9,233    $ 156,413       46,873    $ 739,584
  Shares issued upon conversion from Investor B shares......       10          191           55          684
  Issued as reinvestment of dividends.......................      266        5,055          551        7,900
  Redeemed**................................................  (12,598)    (212,015)     (54,055)    (806,150)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (3,089)   $ (50,356)      (6,576)   $ (57,982)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       32    $     545          956    $  15,663
  Issued as reinvestment of dividends.......................       12          230           40          636
  Shares redeemed upon conversion into Investor A shares....      (10)        (191)         (56)        (684)
  Redeemed**................................................     (879)     (14,689)      (1,655)     (22,649)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (845)   $ (14,105)        (715)   $  (7,034)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      194    $   3,250        2,753    $  44,942
  Issued as reinvestment of dividends.......................       14          262           53          811
  Redeemed**................................................   (1,724)     (27,890)      (2,046)     (27,503)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,516)   $ (24,378)         760    $  18,250
                                                              =======    =========      =======    =========
    Total net increase/(decrease)...........................  (23,868)   $(399,295)       8,504    $ 277,667
                                                              =======    =========      =======    =========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 **Net of redemption fees of $7 and $29 for Primary A, $2 and $1 for Investor A,
   $--* and $0 for Investor B, and $--* and $0 for Investor C for the years ended March 31, 2004 and 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           INTERNATIONAL EQUITY
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   36,951    $ 357,412      106,515    $ 984,896
  Issued in exchange for assets of Bank of America
    International Equity
    Fund (see Note 10)......................................       --           --       10,430       97,940
  Issued as reinvestment of dividends.......................      369        4,201          197        1,825
  Redeemed**................................................  (31,162)    (304,519)     (92,884)    (877,690)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    6,158    $  57,094       24,258    $ 206,971
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,713    $  16,621       32,768    $ 317,343
  Shares issued upon conversion from Investor B shares......       --*           2          282        2,416
  Issued as reinvestment of dividends.......................       16          183            7           69
  Redeemed**................................................   (1,825)     (17,839)     (33,597)    (326,005)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (96)   $  (1,033)        (540)   $  (6,177)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       78    $     774          107    $     932
  Issued as reinvestment of dividends.......................        4           41            1            8
  Shares redeemed upon conversion into Investor A shares....       --*          (2)        (297)      (2,416)
  Redeemed**................................................     (144)      (1,369)        (328)      (2,839)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (62)   $    (556)        (517)   $  (4,315)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      117    $   1,119          212    $   1,644
  Issued as reinvestment of dividends.......................       --*           4           --*           1
  Redeemed**................................................     (119)      (1,099)        (173)      (1,279)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       (2)   $      24           39    $     366
                                                              =======    =========      =======    =========
    Total net increase/(decrease)...........................    5,998    $  55,529       23,240    $ 196,845
                                                              =======    =========      =======    =========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 **Net of redemption fees of $12 and $166 for Primary A, $--* and $164 for Investor A, $--* and $1 for Investor B, and $--* and $18 for Investor C for the years ended March 31, 2004 and 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

                                                                     INTERNATIONAL OPPORTUNITIES
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  35,348    $340,526      14,397    $107,238
  Issued as reinvestment of dividends.......................      56         529          --          --
  Redeemed**................................................  (3,357)    (32,239)     (1,094)     (8,160)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  32,047    $308,816      13,303    $ 99,078
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,686    $ 16,791         240    $  1,799
  Shares issued upon conversion from Investor B shares......      --*          3           1           9
  Issued as reinvestment of dividends.......................       5          44          --          --
  Redeemed**................................................    (228)     (2,240)        (96)       (734)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,463    $ 14,598         145    $  1,074
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     508    $  4,880         249    $  1,834
  Issued as reinvestment of dividends.......................       3          31          --          --
  Shares redeemed upon conversion into Investor A shares....      --*         (3)         (1)         (9)
  Redeemed**................................................     (92)       (892)        (76)       (564)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     419    $  4,016         172    $  1,261
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     680    $  6,730          75    $    561
  Issued as reinvestment of dividends.......................       1          11          --          --
  Redeemed**................................................     (34)       (310)        (53)       (396)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     647    $  6,431          22    $    165
                                                              ======    ========      ======    ========
    Total net increase/(decrease)...........................  34,576    $333,861      13,642    $101,578
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

 **
  Net of redemption fees of $2 and $0 for Primary A, $--* and $0 for Investor A, $--* and $0 for Investor B, and $--* and $0 for Investor C for the years ended March 31, 2004 and 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GLOBAL VALUE:
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 7.21        $ 0.07           $ 4.99           $ 5.06          $(0.06)
Year ended 3/31/2003#.....................    10.50          0.07            (3.16)           (3.09)          (0.04)
Period ended 3/31/2002*#..................    10.00          0.06             0.47             0.53           (0.01)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 7.18        $ 0.05           $ 4.96           $ 5.01          $(0.04)
Year ended 3/31/2003#.....................    10.47          0.05            (3.15)           (3.10)          (0.03)
Period ended 3/31/2002*#..................    10.00          0.04             0.45             0.49              --##
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 7.11        $(0.03)          $ 4.89           $ 4.86          $   --
Year ended 3/31/2003#.....................    10.40         (0.01)           (3.12)           (3.13)             --
Period ended 3/31/2002*#..................    10.00         (0.03)            0.45             0.42              --
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 7.11        $(0.03)          $ 4.89           $ 4.86          $   --
Year ended 3/31/2003#.....................    10.40         (0.01)           (3.12)           (3.13)             --
Period ended 3/31/2002*#..................    10.00         (0.03)            0.45             0.42              --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
GLOBAL VALUE:
PRIMARY A SHARES
Year ended 3/31/2004#.....................     $(0.11)
Year ended 3/31/2003#.....................      (0.16)
Period ended 3/31/2002*#..................      (0.02)
INVESTOR A SHARES
Year ended 3/31/2004#.....................     $(0.11)
Year ended 3/31/2003#.....................      (0.16)
Period ended 3/31/2002*#..................      (0.02)
INVESTOR B SHARES
Year ended 3/31/2004#.....................     $(0.11)
Year ended 3/31/2003#.....................      (0.16)
Period ended 3/31/2002*#..................      (0.02)
INVESTOR C SHARES
Year ended 3/31/2004#.....................     $(0.11)
Year ended 3/31/2003#.....................      (0.16)
Period ended 3/31/2002*#..................      (0.02)

---------------

 * Global Value Primary A, Investor A, Investor B and Investor C Shares commenced operation on April 16, 2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                  AND/OR EXPENSE
                                                                                                                  REIMBURSEMENTS
                                                                                                                 ----------------
                NET INCREASE                                           RATIO OF      RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET              NET ASSETS      OPERATING       INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                  END OF       EXPENSES TO     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF      TOTAL       PERIOD       AVERAGE NET      TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES        PERIOD     RETURN++     (000)           ASSETS        NET ASSETS       RATE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

   $(0.17)         $  --##      $12.10       70.38%    $144,242          1.30%(a)         0.69%         28%            1.30%(a)
    (0.20)            --          7.21      (29.77)      57,373          1.40             0.87          15             1.40
    (0.03)            --         10.50        5.24       49,246          1.40(a)+         0.66+         19             1.63(a)+

   $(0.15)         $  --##      $12.04       70.00%    $127,609          1.55%(a)         0.44%         28%            1.55%(a)
    (0.19)            --          7.18      (29.98)      47,111          1.65             0.62          15             1.65
    (0.02)            --         10.47        4.92       26,172          1.65(a)+         0.41+         19             1.88(a)+

   $(0.11)         $  --##      $11.86       68.56%    $ 35,343          2.30%(a)        (0.31)%        28%            2.30%(a)
    (0.16)            --          7.11      (30.41)      15,310          2.40            (0.13)         15             2.40
    (0.02)            --         10.40        4.18       11,804          2.40(a)+        (0.34)+        19             2.63(a)+

   $(0.11)         $  --##      $11.86       68.56%    $101,025          2.30%(a)        (0.31)%        28%            2.30%(a)
    (0.16)            --          7.11      (30.41)      44,758          2.40            (0.13)         15             2.40
    (0.02)            --         10.40        4.18       30,914          2.40(a)+        (0.34)+        19             2.63(a)+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                             OF YEAR    INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME
                                            --------------------------------------------------------------------------
INTERNATIONAL VALUE*
PRIMARY A SHARES
Year ended 3/31/2004......................   $11.65         $0.19            $ 9.07           $ 9.26          $(0.20)
Year ended 3/31/2003......................    16.67          0.16             (4.92)           (4.76)          (0.17)
Year ended 3/31/2002......................    17.30          0.22             (0.29)           (0.07)          (0.20)
Year ended 3/31/2001......................    18.78          0.32             (0.39)           (0.07)          (0.21)
Year ended 3/31/2000......................    14.45          0.37              4.73             5.10           (0.28)
INVESTOR A SHARES
Year ended 3/31/2004......................   $11.62         $0.15            $ 9.04           $ 9.19          $(0.17)
Year ended 3/31/2003......................    16.61          0.15             (4.92)           (4.77)          (0.13)
Year ended 3/31/2002......................    17.26          0.18             (0.29)           (0.11)          (0.18)
Year ended 3/31/2001......................    18.77          0.27             (0.39)           (0.12)          (0.19)
Year ended 3/31/2000......................    14.43          0.36              4.72             5.08           (0.25)
INVESTOR B SHARES
Year ended 3/31/2004......................   $11.47         $0.02            $ 8.91           $ 8.93          $(0.05)
Year ended 3/31/2003......................    16.39          0.03             (4.84)           (4.81)          (0.02)
Year ended 3/31/2002......................    17.07          0.07             (0.30)           (0.23)          (0.09)
Year ended 3/31/2001......................    18.64          0.16             (0.40)           (0.24)          (0.13)
Year ended 3/31/2000......................    14.40          0.22              4.66             4.88           (0.15)
INVESTOR C SHARES
Year ended 3/31/2004......................   $11.46         $0.02            $ 8.90           $ 8.92          $(0.05)
Year ended 3/31/2003......................    16.39          0.02             (4.82)           (4.80)          (0.04)
Year ended 3/31/2002......................    17.07          0.04             (0.27)           (0.23)          (0.09)
Year ended 3/31/2001......................    18.65          0.16             (0.41)           (0.25)          (0.13)
Year ended 3/31/2000......................    14.41          0.21              4.69             4.90           (0.17)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
INTERNATIONAL VALUE*
PRIMARY A SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003......................      (0.09)
Year ended 3/31/2002......................      (0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000......................      (0.49)
INVESTOR A SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003......................      (0.09)
Year ended 3/31/2002......................      (0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000......................      (0.49)
INVESTOR B SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003......................      (0.09)
Year ended 3/31/2002......................      (0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000......................      (0.49)
INVESTOR C SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003......................      (0.09)
Year ended 3/31/2002......................      (0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000......................      (0.49)

---------------

  * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Value Master Portfolio.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.17% for Primary A Shares, 1.42% for Investor A Shares and 2.17% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                   ----------------
                NET INCREASE                                             RATIO OF      RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET                                OPERATING       INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                 NET ASSETS      EXPENSES TO     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF      TOTAL        END OF        AVERAGE NET      TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES         YEAR      RETURN++   PERIOD (000)        ASSETS        NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

   $(0.20)         $  --##      $20.71       79.67%    $2,488,701          1.11%            1.14%         --             1.20%(b)
    (0.26)            --         11.65      (28.81)     1,614,750          1.17             1.16          --             1.23
    (0.56)            --         16.67       (0.18)     2,059,558          1.19             1.36          --             1.23
    (1.41)            --         17.30       (0.50)     1,163,899          1.13             1.89          --             1.23
    (0.77)            --         18.78       36.03        600,589          1.24(a)          2.11          12%###         1.34(a)

   $(0.17)         $  --##      $20.64       79.17%    $  792,857          1.36%            0.89%         --             1.45%(b)
    (0.22)            --         11.62      (28.97)       482,196          1.42             0.91          --             1.48
    (0.54)            --         16.61       (0.46)       798,587          1.44             1.11          --             1.48
    (1.39)            --         17.26       (0.72)       353,646          1.38             1.64          --             1.48
    (0.74)            --         18.77       35.86        186,649          1.49(a)          1.86          12%###         1.59(a)

   $(0.05)         $  --##      $20.35       77.89%    $  112,798          2.11%            0.14%         --             2.20%(b)
    (0.11)            --         11.47      (29.54)        73,283          2.17             0.16          --             2.23
    (0.45)            --         16.39       (1.16)       116,374          2.19             0.36          --             2.23
    (1.33)            --         17.07       (1.42)        80,655          2.13             0.89          --             2.23
    (0.64)            --         18.64       34.51         50,999          2.24(a)          1.11          12%###         2.34(a)

   $(0.05)         $  --##      $20.33       77.85%    $  170,702          2.11%            0.14%         --             2.20%(b)
    (0.13)            --         11.46      (29.52)       113,594          2.17             0.16          --             2.23
    (0.45)            --         16.39       (1.16)       149,979          2.19             0.36          --             2.23
    (1.33)            --         17.07       (1.45)        48,784          2.13             0.89          --             2.23
    (0.66)            --         18.65       34.64         13,725          2.24(a)          1.11          12%###         2.34(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME
                                            --------------------------------------------------------------------------
INTERNATIONAL EQUITY:
PRIMARY A SHARES
Year ended 3/31/2004......................   $ 8.01         $ 0.13           $ 4.11           $ 4.24          $(0.12)
Year ended 3/31/2003*.....................    10.49           0.10            (2.53)           (2.43)          (0.05)
Year ended 3/31/2002*.....................    11.12           0.09            (0.72)           (0.63)             --##
Year ended 3/31/2001*.....................    16.74           0.12            (4.47)           (4.35)          (0.11)
Year ended 3/31/2000*.....................    14.12           0.10             4.91             5.01           (0.06)
INVESTOR A SHARES
Year ended 3/31/2004......................   $ 7.93         $ 0.08           $ 4.09           $ 4.17          $(0.10)
Year ended 3/31/2003*.....................    10.30           0.08            (2.47)           (2.39)          (0.04)
Year ended 3/31/2002*.....................    10.95           0.06            (0.71)           (0.65)             --
Year ended 3/31/2001*.....................    16.51           0.07            (4.38)           (4.31)          (0.09)
Year ended 3/31/2000*.....................    13.97           0.06             4.86             4.92           (0.05)
INVESTOR B SHARES
Year ended 3/31/2004......................   $ 7.50         $   --##         $ 3.85           $ 3.85          $(0.05)
Year ended 3/31/2003*.....................     9.87           0.02            (2.38)           (2.36)          (0.01)
Year ended 3/31/2002*.....................    10.56          (0.01)           (0.68)           (0.69)             --
Year ended 3/31/2001*.....................    16.06             --            (4.27)           (4.27)          (0.07)
Year ended 3/31/2000*.....................    13.75          (0.05)            4.72             4.67           (0.03)
INVESTOR C SHARES
Year ended 3/31/2004......................   $ 7.43         $   --##         $ 3.82           $ 3.82          $(0.05)
Year ended 3/31/2003*.....................     9.63           0.01            (2.33)           (2.32)          (0.01)
Year ended 3/31/2002*.....................    10.30          (0.01)           (0.66)           (0.67)             --
Year ended 3/31/2001*.....................    15.72          (0.02)           (4.17)           (4.19)          (0.07)
Year ended 3/31/2000*.....................    13.52          (0.03)            4.60             4.57           (0.04)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
INTERNATIONAL EQUITY:
PRIMARY A SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003*.....................         --
Year ended 3/31/2002*.....................         --
Year ended 3/31/2001*.....................      (1.16)
Year ended 3/31/2000*.....................      (2.33)
INVESTOR A SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003*.....................         --
Year ended 3/31/2002*.....................         --
Year ended 3/31/2001*.....................      (1.16)
Year ended 3/31/2000*.....................      (2.33)
INVESTOR B SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003*.....................         --
Year ended 3/31/2002*.....................         --
Year ended 3/31/2001*.....................      (1.16)
Year ended 3/31/2000*.....................      (2.33)
INVESTOR C SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003*.....................         --
Year ended 3/31/2002*.....................         --
Year ended 3/31/2001*.....................      (1.16)
Year ended 3/31/2000*.....................      (2.33)

---------------

 * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++Rate represents the International Equity Master Portfolio.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ##Amount represents less than $0.01 per share.

###Amount represents results prior to conversion to a master-feeder structure.
   The portfolio turnover rate for the International Equity Master Portfolio was 48% for the period beginning October 8, 1999 and ended March 31, 2000.

 (a)
   The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)
   The reimbursement from Investment Adviser (see Note 11) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

 (c)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

 (d)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Primary A Shares, 1.38% for Investor A Shares and 2.13% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                  AND/OR EXPENSE
                                                                                                                  REIMBURSEMENTS
                                                                                                                 ----------------
                NET INCREASE                                           RATIO OF      RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET              NET ASSETS      OPERATING       INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                  END OF       EXPENSES TO     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF      TOTAL       PERIOD       AVERAGE NET      TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES        PERIOD     RETURN++     (000)           ASSETS        NET ASSETS       RATE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

   $(0.12)         $  --##      $12.13       53.06%    $917,391      1.12%(a)(b)(c)       0.99%          86%          1.15%(a)(d)
    (0.05)            --##        8.01      (23.19)     556,619          1.18             1.10          100+++         1.18
       --##           --         10.49       (5.65)     474,738          1.16             0.88           85+++         1.16
    (1.27)            --         11.12      (27.40)     724,572          1.15             0.89           92+++         1.16
    (2.39)            --         16.74       39.85      866,731          1.14             0.69          129###         1.18

   $(0.10)         $  --##      $12.00       52.71%    $ 27,396      1.37%(a)(b)(c)       0.74%          86%          1.40%(a)(d)
    (0.04)          0.06          7.93      (22.71)      18,870          1.43             0.85          100+++         1.43
       --             --         10.30       (5.94)      30,067          1.41             0.63           85+++         1.41
    (1.25)            --         10.95      (27.54)      46,770          1.40             0.64           92+++         1.41
    (2.38)            --         16.51       39.54       43,111          1.39             0.44          129###         1.43

   $(0.05)         $  --##      $11.30       51.39%    $  9,956      2.12%(a)(b)(c)      (0.01)%         86%          2.15%(a)(d)
    (0.01)            --##        7.50      (23.96)       7,068          2.18             0.10          100+++         2.18
       --             --          9.87       (6.53)      14,408          2.16            (0.12)          85+++         2.16
    (1.23)            --         10.56      (28.11)      20,747          2.15            (0.11)          92+++         2.16
    (2.36)            --         16.06       38.14       32,073          2.14            (0.31)         129###         2.18

   $(0.05)         $  --##      $11.20       51.43%    $  1,867      2.12%(a)(b)(c)      (0.01)%         86%          2.15%(a)(d)
    (0.01)          0.13          7.43      (22.78)       1,249          2.18             0.10          100+++         2.18
       --             --          9.63       (6.50)       1,245          2.16            (0.12)          85+++         2.16
    (1.23)            --         10.30      (28.22)       1,166          2.15            (0.11)          92+++         2.16
    (2.37)            --         15.72       38.12          987          2.14            (0.31)         129###         2.18

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME
                                            --------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
PRIMARY A SHARES
Year ended 3/31/2004......................   $ 6.98         $ 0.02           $ 4.24           $ 4.26          $(0.01)
Year ended 3/31/2003......................     8.36           0.04            (1.42)           (1.38)             --
Year ended 3/31/2002......................     8.03          (0.01)            0.34             0.33              --
Period ended 3/31/2001*...................    10.00             --##          (1.97)           (1.97)             --
INVESTOR A SHARES
Year ended 3/31/2004......................   $ 6.93         $   --##         $ 4.20           $ 4.20          $   --
Year ended 3/31/2003......................     8.32           0.01            (1.40)           (1.39)             --
Year ended 3/31/2002......................     8.01          (0.01)            0.32             0.31              --
Period ended 3/31/2001*...................    10.00          (0.01)           (1.98)           (1.99)             --
INVESTOR B SHARES
Year ended 3/31/2004......................   $ 6.79         $(0.07)          $ 4.11           $ 4.04          $   --
Year ended 3/31/2003......................     8.22          (0.04)           (1.39)           (1.43)             --
Year ended 3/31/2002......................     7.97          (0.07)            0.32             0.25              --
Period ended 3/31/2001*...................    10.00          (0.08)           (1.95)           (2.03)             --
INVESTOR C SHARES
Year ended 3/31/2004......................   $ 6.80         $(0.07)          $ 4.10           $ 4.03          $   --
Year ended 3/31/2003......................     8.22          (0.05)           (1.37)           (1.42)             --
Year ended 3/31/2002......................     7.97          (0.07)            0.32             0.25              --
Period ended 3/31/2001*...................    10.00          (0.09)           (1.94)           (2.03)             --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
INTERNATIONAL OPPORTUNITIES
PRIMARY A SHARES
Year ended 3/31/2004......................     $(0.08)
Year ended 3/31/2003......................         --
Year ended 3/31/2002......................         --
Period ended 3/31/2001*...................         --
INVESTOR A SHARES
Year ended 3/31/2004......................     $(0.08)
Year ended 3/31/2003......................         --
Year ended 3/31/2002......................         --
Period ended 3/31/2001*...................         --
INVESTOR B SHARES
Year ended 3/31/2004......................     $(0.08)
Year ended 3/31/2003......................         --
Year ended 3/31/2002......................         --
Period ended 3/31/2001*...................         --
INVESTOR C SHARES
Year ended 3/31/2004......................     $(0.08)
Year ended 3/31/2003......................         --
Year ended 3/31/2002......................         --
Period ended 3/31/2001*...................         --

---------------

 * International Opportunities Primary A, Investor A, Investor B and Investor C Shares commenced operations on August 1, 2000.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                  AND/OR EXPENSE
                                                                                                                  REIMBURSEMENTS
                                                                                                                 ----------------
                NET INCREASE                                           RATIO OF      RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET              NET ASSETS      OPERATING       INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                  END OF       EXPENSES TO     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF      TOTAL       PERIOD       AVERAGE NET      TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES        PERIOD     RETURN++     (000)           ASSETS        NET ASSETS       RATE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

   $(0.09)         $  --##      $11.15       61.25%    $509,262          1.17%(a)         0.21%         121%           1.17%(a)
       --             --          6.98      (16.51)      95,093          1.48(a)          0.58          193            1.80(a)
       --             --          8.36        4.11        2,700          1.42(a)(b)      (0.08)         307            4.02(a)
       --             --          8.03      (19.70)       1,477          1.47+           0.12+          442            6.28+

   $(0.08)         $  --##      $11.05       60.87%    $ 19,785          1.42%(a)        (0.04)%        121%           1.42%(a)
       --             --          6.93      (16.71)       2,272          1.73(a)          0.33          193            2.05(a)
       --             --          8.32        3.87        1,526          1.67(a)(b)      (0.33)         307            4.27(a)
       --             --          8.01      (19.90)       2,797          1.72+           (0.13)+        442            6.53+

   $(0.08)         $  --##      $10.75       59.77%    $  8,905          2.17%(a)        (0.79)%        121%           2.17%(a)
       --             --          6.79      (17.40)       2,782          2.48(a)         (0.42)         193            2.80(a)
       --             --          8.22        3.14        1,951          2.42(a)(b)      (1.08)         307            5.02(a)
       --             --          7.97      (20.30)       2,031          2.47+           (0.88)+        442            7.28+

   $(0.08)         $  --##      $10.75       59.53%    $  8,331          2.17%(a)        (0.79)%        121%           2.17%(a)
       --             --          6.80      (17.27)         869          2.48(a)         (0.42)         193            2.80(a)
       --             --          8.22        3.14          869          2.42(a)(b)      (1.08)         307            5.02(a)
       --             --          7.97      (20.30)         974          2.47+           (0.88)+        442            7.28+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the international stock portfolios of Funds
Trust: Global Value Fund, International Value Fund, International Equity Fund and International Opportunities Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Subject to certain limited exceptions, Global Value Fund and International Value Fund are no longer accepting new investments from current or prospective investors. Please see the Fund's current prospectus for more information. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing substantially all of its assets in International Value Master Portfolio (the "Master Portfolio"), a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolio has the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Fund's investments in the Master Portfolio included in the Statement of net assets reflects the Feeder Fund's proportionate beneficial interests in the net assets of the Master Portfolio (87.0% for International Value Master Portfolio at March 31, 2004). The financial statements of the Master Portfolio, including its schedule of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invests in the Master Portfolio.

International Equity Fund and International Opportunities Fund operate in a master-feeder structure. The Funds seek to achieve their investment objective by investing substantially all of their assets in International Equity Master Portfolio and International Opportunities Master Portfolio of the Master Trust, which has the same investment objective as their corresponding Feeder Fund. Because the value of each Funds' investment in the International Equity Master Portfolio and the International Opportunities Master Portfolio as of and for the year ended March 31, 2004 represented substantially all of the beneficial interests in the International Equity Master Portfolio and the International Opportunities Master Portfolio, the financial statements for the International Equity Fund and the International Opportunities Fund reflect their consolidation of the International Equity Master Portfolio and the International Opportunities Master Portfolio. Separate financial statements for the International Equity Master Portfolio and the International Opportunities Master Portfolio have not been prepared and references in this report to International Equity Fund and International Opportunities Fund should be read to include references to the corresponding Master Portfolios.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Certain securities may be valued using prices provided by a pricing

NATIONS FUNDS
service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of the Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolio uses valuation policies consistent with those described above.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. At March 31, 2004, the Funds had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, and the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not

NATIONS FUNDS
eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Fund records its share of the investment income and realized and unrealized gains and losses reported by the Master Portfolio on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolio based upon the relative value of their investments in the Master Portfolio.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Fund records its share of the expenses reported by the Master Portfolio on a daily basis. The expenses are allocated daily to investors in the Master Portfolio based upon the relative value of the Feeder Fund's investments in the Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust and Master Trust have entered into investment advisory agreements (the "Investment Advisory Agreements") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Under the terms of

NATIONS FUNDS
the Investment Advisory Agreements, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Fund:

                                                              ANNUAL RATE
                                                              -----------
Global Value................................................     0.90%
International Equity........................................     0.80%
International Opportunities.................................     0.80%

The Feeder Fund indirectly pays for investment advisory and sub-advisory services through its investment in its corresponding Master Portfolio (See Note 2 of Notes to financial statements of the Master Portfolio).

Funds Trust has, on behalf of the Global Value Fund, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, LLC ("Brandes") pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the first $1 billion of the Fund's average daily net assets and 0.45% over $1 billion of the Fund's average daily net assets.

The International Equity Fund is a "multi-manager" fund, which means that it is managed by more than one sub-adviser. INVESCO Global Asset Management (N.A.), Inc. ("INVESCO"), Putnam Investment Management, LLC ("Putnam") and Marsico Capital Management, LLC ("Marsico") each manage approximately one-third of the assets of the Fund. Pursuant to the sub-advisory agreement, INVESCO, Putnam and Marsico are each entitled to receive a fee from BACAP at the maximum annual rate of 0.65% of the first $60 million, 0.55% of the next $130 million, 0.45% of the next $200 million and 0.40% over $390 million of the Funds' average daily net assets that they manage.

Master Trust has, on behalf of the International Opportunities Fund, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of the Fund's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of Global Value Fund, International Equity Fund and International Opportunities Fund. International Value Fund pays a monthly fee at the maximum annual rate of 0.17% of its average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned an annual rate of 0.15% of the Funds' average daily net assets (net of sub-administration fees) for its administration services.

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. During the year ended March 31, 2004 and until July 31, 2004, BACAP has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees) exceed an annual rate of 1.40% of Global Value Fund's average daily net assets and 1.50% of International Opportunities Fund's average daily net assets. There is no guarantee that these expense limitations will continue after this date.

BACAP and/or BACAP Distributors is entitled to recover from Global Value Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the Global Value Fund to exceed the expense limitation in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2004, the amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                     POTENTIAL AMOUNT    POTENTIAL AMOUNT    POTENTIAL AMOUNT    AMOUNT RECOVERED
                                                        TO RECOVER          TO RECOVER          TO RECOVER            DURING
                                                      WITHIN 3 YEARS      WITHIN 2 YEARS      WITHIN 1 YEAR        PERIOD ENDED
                                                      AS OF 3/31/04       AS OF 3/31/04       AS OF 3/31/04          3/31/04
                                                     ----------------------------------------------------------------------------
Global Value.......................................         $--                 $--                 $--              $69,678

NATIONS FUNDS

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2004, expenses of the Funds were reduced by $1,880 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Funds. For the year ended March 31, 2004, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                              SUB-TRANSFER AGENT FEE
FUND                                                                  (000)
------------------------------------------------------------------------------------
Global Value................................................           $ 3
International Value.........................................            42
International Equity........................................            14
International Opportunities.................................             8

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2004, the Funds were informed that the Distributor received the following:

                                                               FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                 SALES CHARGE
                                                                 (000)                        (000)
                                                              ------------    --------------------------------------
FUND                                                           INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Global Value................................................      $247           $ 1           $ 46           $7
International Value.........................................        11            26            205            3
International Equity........................................         9             2              5            3
International Opportunities.................................       120            --             10            1

The Funds are also entitled to a 2% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading in and out of Funds. The redemption fees are included as an increase to Paid in capital on the Statements of net assets and as a decrease to shares redeemed in the Schedules of capital stock activity. For the year ended March 31, 2004, the Funds received the following in redemption fees:

                                                                                REDEMPTION FEE
                                                                                     (000)
                                                              ---------------------------------------------------
FUND                                                          PRIMARY A    INVESTOR A    INVESTOR B    INVESTOR C
-----------------------------------------------------------------------------------------------------------------
Global Value................................................    $  1          $  1         $  --*        $  --*
International Value.........................................       7             2            --*           --*
International Equity........................................      12            --*           --*           --*
International Opportunities.................................       2            --*           --*           --*

---------------

 *Amount represents less than $500.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Fund's Statement of net assets.

NATIONS FUNDS

A significant portion of each Fund's Primary Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

The Funds have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
Global Value.............................................         $11                         $6
International Equity.....................................          15                          8
International Opportunities..............................          11                          7

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2004, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT      PLAN
                                                               RATE       LIMIT
                                                              -------------------
Investor A Combined Shareholder Servicing and Distribution
  Plan......................................................   0.25%       0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%       0.25%
Investor B and Investor C Distribution Plans................   0.75%       0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Global Value................................................  $188,149     $ 80,111
International Equity........................................   717,613      666,910
International Opportunities.................................   619,764      312,297

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 2004.

NATIONS FUNDS

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2004, the International Equity Fund and International Opportunities Fund had the following forward foreign currency contracts outstanding:

                                                              VALUE OF                             MARKET VALUE      UNREALIZED
                                                              CONTRACT        VALUE OF CONTRACT    OF CONTRACT     APPRECIATION/
                                                            WHEN OPENED          WHEN OPENED          (U.S.        (DEPRECIATION)
                                        LOCAL             (LOCAL CURRENCY)      (US DOLLARS)         DOLLARS)      (U.S. DOLLARS)
DESCRIPTION                            CURRENCY                (000)                (000)             (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND:
CONTRACTS TO BUY
Expiring June 16, 2004........  Australian Dollar                4,666             $ 3,598           $ 3,529           $ (69)
Expiring June 16, 2004........  Australian Dollar                  924                 710               699             (11)
Expiring June 16, 2004........  British Pound Sterling           2,251               4,143             4,108             (35)
                                                                                                                       -----
  Net unrealized
    depreciation..............                                                                                         $(115)
                                                                                                                       -----
CONTRACTS TO SELL:
Expiring June 16, 2004........  Swiss Franc                     (7,011)             (5,486)           (5,545)            (59)
                                                                                                                       -----
  Net unrealized
    depreciation..............                                                                                           (59)
                                                                                                                       -----
Total net unrealized
  depreciation................                                                                                         $(174)
                                                                                                                       =====

6.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
  $0 - $249,999                                                Nine years
  $250,000 - $499,999                                          Six years
  $500,000 - $999,999                                          Five years
-- before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

7.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
                                                                 (000)          RATE
                                                              ------------------------
International Equity Fund...................................      $37           1.53%

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

NATIONS FUNDS

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2004, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE OF
                                                              LOANED SECURITIES      COLLATERAL
FUND                                                                (000)               (000)
--------------------------------------------------------------------------------------------------
Global Value................................................      $ 35,277            $ 36,648
International Equity........................................       208,773             216,534
International Opportunities.................................       119,064             122,844

9.  INCOME TAXES

Information on the tax components of capital as of March 31, 2004 is as follows:

                                                                                                     NET TAX
                                                                                                    UNREALIZED
                                                                                                  APPRECIATION/
                                                                                                  (DEPRECIATION)
                                                                                    NET TAX       ON DERIVATIVES   UNDISTRIBUTED
                                       COST OF                                     UNREALIZED      AND FOREIGN        ORDINARY
                                     INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND       INCOME/
                                       FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER       (ACCUMULATED
                                      PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS       ASSETS       ORDINARY LOSS)
FUND                                    (000)         (000)          (000)           (000)            (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
Global Value.......................   $388,202       $ 69,562       $(12,992)       $ 56,570           $ (5)           $3,268
International Value................        N/A*           N/A*           N/A*        494,932             --             3,626
International Equity...............    982,147        198,668        (11,657)        187,011             92             2,602
International Opportunities........    578,609         97,074           (974)         96,100             21             6,064


                                     UNDISTRIBUTED
                                       LONG-TERM
                                        GAINS/
                                     (ACCUMULATED
                                     CAPITAL LOSS)
FUND                                     (000)
-----------------------------------  -------------
Global Value.......................    $  12,947
International Value................      (38,916)
International Equity...............     (145,426)
International Opportunities........           70

---------------

 *See corresponding Master Portfolio for tax basis information.

At March 31, 2004, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN    EXPIRING IN
                                                                 2010           2011
FUND                                                             (000)          (000)
----------------------------------------------------------------------------------------
International Value.........................................    $    --        $38,916
International Equity........................................     93,644         51,782

During the year ended March 31, 2004, the following Funds utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
International Value.........................................      $36,700
International Equity........................................       34,374
International Opportunities.................................        3,876

NATIONS FUNDS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2004, the following Funds elected to defer losses occurring between November 1, 2003 and March 31, 2004 under these rules, as follows:

                                                                 CURRENCY
                                                              LOSSES DEFERRED
FUND                                                               (000)
-----------------------------------------------------------------------------
Global Value................................................       $  5
International Value.........................................        170
International Equity........................................         --
International Opportunities.................................        142

The tax composition of distributions were as follows:

                                                                       3/31/04                      3/31/03
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                               INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Global Value................................................  $ 4,303        $   --        $ 3,325        $   --
International Value.........................................   32,096            --         42,462         7,714
International Equity........................................    9,427            --          2,985            --
International Opportunities.................................    1,573         1,178             --            --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for foreign currency and dividend reclassifications.

                                                                                       ACCUMULATED NET
                                                                UNDISTRIBUTED      REALIZED GAIN/(LOSS) ON
                                                              INVESTMENT INCOME       INVESTMENTS SOLD        PAID-IN CAPITAL
FUND                                                                (000)                   (000)                  (000)
-----------------------------------------------------------------------------------------------------------------------------
Global Value................................................       $   40                  $   (40)               $   --
International Value.........................................         (833)                    (721)                1,554
International Equity........................................        1,694                   (1,694)                   --
International Opportunities.................................         (675)                     675                    --

10.  REORGANIZATIONS

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Reserves listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Funds Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
International Value                                     International Value
International Equity                                    International Equity

CONVERSION OF COMMON TRUST FUNDS

On July 19, 2002, the International Equity Fund (the "Acquiring Fund"), acquired the net assets of Bank of America International Equity Fund, a common trust fund managed by Bank of America, (the "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented

NATIONS FUNDS
in the Schedules of capital stock activity. Net assets and unrealized depreciation as of the conversion date were as follows:

                                                              ACQUIRED
                                        TOTAL NET ASSETS        FUND
TOTAL NET ASSETS    TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED
OF ACQUIRED FUND    OF ACQUIRING FUND   AFTER CONVERSION    DEPRECIATION
      (000)               (000)               (000)            (000)
------------------------------------------------------------------------
     $97,940            $451,505            $549,445          $(8,636)

11.  SUBSEQUENT EVENT

On April 7, 2004, the Board of Trustees approved the engagement of Causeway Capital Management LLC ("Causeway") as co-investment sub-adviser with Marsico for the Nations International Equity Fund. The Board of Trustees approved Causeway as the replacement sub-adviser for INVESCO and Putnam. Causeway assumed responsibility for the day-to-day investment decisions for the portion of the Fund's assets allocated to it on May 11, 2004.

12.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including certain Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

For the fiscal year ended March 31, 2004, Bank of America Corporation has assumed $5.8 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to 19 Funds based on their respective average nets assets for the year ended March 31, 2004. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, Nations International Equity Fund was reimbursed fees amounting to $66,200 to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to a market timing agreement during the indicated periods (May 2001

NATIONS FUNDS
through July 2003). This amount is reflected as "Reimbursement from Investment Advisor" on the impacted Fund's Statement of operations and is also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursements described in the preceding paragraphs reflect only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and do not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, could have a positive effect, but in no case will they have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

NATIONS FUNDS

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Global Value Fund, Nations International Value Fund, Nations International Equity Fund and Nations Marsico International Opportunities Fund (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the amount of long-term capital gains designated by Funds Trust for the International Opportunities Fund was $1,177,525 of which $1,055,907 was designated as 15% long-term capital gains.

Of the ordinary income (including short-term capital gain) distributions made by the Global Value Fund during the fiscal year ended March 31, 2004, 27.61% qualifies for the dividend received deduction available to corporate shareholders.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2004, the following percentages represent the amount of qualified dividend income within each Fund:

Global Value................................................   67.67%
International Value.........................................  100.00%
International Equity........................................  100.00%
International Opportunities.................................   33.25%

For the fiscal year ended March 31, 2004, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States were as follows:

Global Value................................................  $ 2,824,735
International Value.........................................   67,898,942
International Equity........................................   16,318,764
International Opportunities.................................    3,441,453

For the fiscal year ended March 31, 2004, the total amount of taxes paid by the Funds from sources within foreign countries and possessions of the United States were as follows:

Global Value................................................  $  198,189
International Value.........................................   7,245,464
International Equity........................................   1,755,737
International Opportunities.................................     262,624

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio Annual Report

                                                     MARCH 31, 2004

The following pages should be read in conjunction with Nations International Value Fund's Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 96.8%
             BELGIUM -- 1.4%
 2,034,400   Interbrew(a)..................................................   $   55,976
                                                                              ----------
             BRAZIL -- 4.8%
   241,760   Brasil Telecom Participacoes SA, ADR..........................        8,256
11,414,270   Centrais Electricas Brasileiras SA, ADR.......................       72,049
 2,858,900   Petroleo Brasileiro SA-'A', ADR...............................       84,452
   221,067   Tele Centro Oeste Celular Participacoes SA, ADR(a)............        2,540
 2,164,000   Tele Norte Leste Participacoes SA, ADR........................       28,089
                                                                              ----------
                                                                                 195,386
                                                                              ----------
             FRANCE -- 4.6%
 5,899,600   Alcatel SA, ADR!!(a)..........................................       93,509
 1,760,600   European Aeronautic Defence and Space Company(a)..............       37,971
   831,400   Renault SA....................................................       57,573
                                                                              ----------
                                                                                 189,053
                                                                              ----------
             GERMANY -- 8.3%
 2,113,700   Bayerische Hypo-und Vereinsbank AG!!(a).......................       41,509
   845,480   Bayerische Hypo-und Vereinsbank AG!!@.........................       16,603
 6,010,800   Deutsche Telekom AG, ADR!!(a).................................      108,435
 1,675,900   E.On AG, ADR(a)...............................................      110,643
   253,261   Hypo Real Estate Holdings AG, ADR!!...........................        7,096
 1,289,000   Volkswagen AG.................................................       56,392
                                                                              ----------
                                                                                 340,678
                                                                              ----------
             ITALY -- 4.4%
21,867,350   Banca Intesa SpA(a)...........................................       72,287
 3,391,281   Telecom Italia SpA, ADR!!(a)..................................      107,097
                                                                              ----------
                                                                                 179,384
                                                                              ----------
             JAPAN -- 20.2%
 1,767,600   Daiichi Pharmaceutical Company, Ltd. .........................       34,321
 1,199,825   Hitachi, Ltd., ADR(a).........................................       93,046
     7,621   Japan Tobacco, Inc. ..........................................       55,746
 4,008,310   Matsushita Electric Industrial Company Ltd., ADR(a)...........       61,808
10,262,000   Mitsubishi Heavy Industries, Ltd. ............................       33,341
 7,971,641   Mitsubishi Tokyo Financial Group Inc.(a)......................       79,158
 3,200,000   Mitsui Sumitomo Insurance Company, Ltd. ......................       34,081
10,133,000   Nippon Mitsubishi Oil Corporation.............................       58,050
 2,571,180   Nippon Telegraph and Telephone Corporation, ADR...............       72,867
 1,125,000   Ono Pharmaceutical Company, Ltd. .............................       51,257
 4,231,000   Sankyo Company, Ltd. .........................................       92,115
     2,986   Sumitomo Mitsui Financial Group, Inc.(a)......................       22,100

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             JAPAN -- (CONTINUED)
10,757,100   Sumitomo Mitsui Financial Group, Inc., ADR....................   $   79,618
   871,500   TDK Corporation, ADR(a).......................................       66,034
                                                                              ----------
                                                                                 833,542
                                                                              ----------
             MEXICO -- 2.0%
   404,776   Cemex SA de CV, ADR...........................................       12,070
 2,023,850   Telefonos de Mexico SA de CV 'L', ADR.........................       70,653
                                                                              ----------
                                                                                  82,723
                                                                              ----------
             NETHERLANDS -- 6.5%
 2,897,290   ABN AMRO Holding NV, ADR(a)...................................       64,986
   970,000   Akzo Nobel NV, ADR(a).........................................       36,006
 1,840,000   ING Groep NV..................................................       40,429
 7,383,700   Koninklijke Ahold NV!!........................................       60,431
 4,922,466   Koninklijke Ahold NV!!@.......................................       40,288
   353,300   Unilever NV...................................................       24,379
                                                                              ----------
                                                                                 266,519
                                                                              ----------
             NEW ZEALAND -- 1.6%
 2,067,200   Telecom Corporation of New Zealand Ltd., ADR..................       64,641
                                                                              ----------
             PORTUGAL -- 2.2%
 8,194,176   Portugal Telecommunications, SGPS, SA, ADR!!..................       91,857
                                                                              ----------
             RUSSIA -- 1.9%
   636,870   LUKOIL, ADR...................................................       79,099
                                                                              ----------
             SINGAPORE -- 4.3%
   263,453   DBS Group Holdings Ltd., ADR..................................        9,053
 8,994,000   Development Bank of Singapore@................................       77,264
 3,464,100   Jardine Matheson Holdings, Ltd., ADR..........................       37,759
 7,142,000   Overseas-Chinese Banking Corporation Ltd. ....................       52,407
                                                                              ----------
                                                                                 176,483
                                                                              ----------
             SOUTH AFRICA -- 2.2%
 4,967,200   SABMiller plc, ADR(a).........................................       57,377
   379,600   South African Breweries plc...................................        4,367
 2,515,850   South African Breweries plc@..................................       28,945
                                                                              ----------
                                                                                  90,689
                                                                              ----------
             SOUTH KOREA -- 2.7%
 5,181,200   Korea Electric Power Corporation, ADR(a)......................       53,470
 2,914,300   KT Corporation, ADR(a)........................................       55,488
                                                                              ----------
                                                                                 108,958
                                                                              ----------
             SPAIN -- 7.3%
 1,294,000   Banco Bilbao Vizcaya Argentaria SA(a).........................       17,126
 5,992,233   Banco Bilbao Vizcaya Argentaria SA, ADR(a)....................       79,577
 4,348,930   Repsol YPF SA, ADR............................................       90,502
 2,446,232   Telefonica SA, ADR!!(a).......................................      111,401
                                                                              ----------
                                                                                 298,606
                                                                              ----------
             SWITZERLAND -- 5.7%
   322,000   Nestle SA (REGD)(a)...........................................       82,098
 2,291,700   Swisscom AG, ADR(a)...........................................       75,580

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             SWITZERLAND -- (CONTINUED)
 3,479,619   Zurich Financial Services AG, ADR(a)..........................   $   54,865
 1,400,740   Zurich Financial Services AG, ADR@............................       22,086
                                                                              ----------
                                                                                 234,629
                                                                              ----------
             UNITED KINGDOM -- 15.3%
 4,485,630   BAE Systems plc, ADR(a).......................................       66,281
 2,196,100   British American Tobacco plc, ADR(a)..........................       66,191
 1,152,030   BT Group plc, ADR(a)..........................................       38,466
 3,804,000   Corus Group plc, ADR!!........................................       29,329
19,500,935   Friends Provident plc.........................................       52,058
 4,041,400   GlaxoSmithKline plc...........................................       79,326
 2,113,220   Imperial Chemical Industries plc, ADR(a)......................       35,439
23,160,268   Invensys plc@.................................................        8,300
18,541,415   Invensys plc, ADR!!(a)........................................       13,290
17,026,100   ITV plc.......................................................       41,696
 4,173,100   Marks & Spencer Group plc.....................................       21,360
 1,658,280   Marks & Spencer Group plc, ADR(a).............................       50,927
22,958,200   Royal & Sun Alliance Insurance Group plc@.....................       34,599
22,958,200   Royal & Sun Alliance Insurance Group plc......................       34,599
11,764,965   WM Morrison Supermarkets plc..................................       54,110
                                                                              ----------
                                                                                 625,971
                                                                              ----------
             VENEZUELA -- 1.4%
 2,878,864   Cia Anonima Nacional Telefonos de Venezuela, ADR..............       56,397
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost $3,379,023)...........................................    3,970,591
                                                                              ----------
             PREFERRED STOCKS -- 0.5%
             BRAZIL -- 0.5%
               (Cost $40,205)
   663,200   Telecomunicacoes Brasileiras SA -- Telebras, ADR(a)...........       21,123
                                                                              ----------
  SHARES
  (000)
----------
             AFFILIATED INVESTMENT COMPANIES -- 20.0%
               (Cost $821,087)
   821,087   Nations Cash Reserves, Capital Class Shares#..................      821,087
                                                                              ----------
PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT -- 0.8%
               (Cost $34,432)
$   34,432   Agreement with Goldman Sachs & Company, 1.100% dated 3/31/04 to be repurchased at $34,433 on 4/01/04 collateralized by
               various FNMA securities, collateral valued at $35,120##.....   $   34,432
                                                                              ----------
             TOTAL INVESTMENTS
               (Cost $4,274,747*)................................     118.1%   4,847,233
                                                                              ----------
             OTHER ASSETS AND LIABILITIES (NET)..................     (18.1)%
             Receivable for investment securities sold.....................   $   49,857
             Dividends receivable..........................................       17,181
             Interest receivable...........................................          123
             Collateral on securities loaned...............................     (793,188)
             Investment advisory fee payable...............................       (2,826)
             Administration fee payable....................................         (172)
             Due to custodian..............................................          (13)
             Payable for investment securities purchased...................      (14,546)
             Accrued Trustees' fees and expenses...........................          (31)
             Accrued expenses and other liabilities........................         (124)
                                                                              ----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (743,739)
                                                                              ----------
             NET ASSETS..........................................             $4,103,494
                                                                      100.0%  ==========

---------------

 *Federal income tax information: Net unrealized appreciation of $572,486 on investment securities was comprised of gross appreciation of $835,817 and depreciation of $263,331 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $4,274,747.

 !!
  Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 5). The portion that represents cash collateral is $758,756.

##The $34,432 value amount represents cash collateral received from securities lending activity (see Note 5).

(a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $646,422 and $730,712, respectively.

ABBREVIATIONS:

ADR   --   American Depository Receipt
REGD  --   Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


At March 31, 2004, sector diversification was as follows:

                                                                % OF NET           VALUE
SECTOR DIVERSIFICATION                                           ASSETS            (000)
---------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................          21.7%   $       891,767
Commercial banking..........................................          15.0            618,784
Oil and gas.................................................           7.6            312,103
Pharmaceuticals.............................................           6.3            257,019
Insurance...................................................           5.7            232,288
Electric power -- Non nuclear...............................           4.5            182,692
Electrical equipment........................................           3.9            159,080
Food and drug stores........................................           3.8            154,829
Beverages...................................................           3.6            146,665
Tobacco.....................................................           3.0            121,937
Automotive..................................................           2.8            113,965
Food products...............................................           2.6            106,477
Aerospace and defense.......................................           2.5            104,252
Networking and telecommunications equipment.................           2.3             93,509
Financial services..........................................           1.9             78,188
Retail -- Specialty.........................................           1.8             72,287
Household products..........................................           1.5             61,808
Heavy machinery.............................................           1.3             54,931
Electric power -- Nuclear...................................           1.3             53,470
Media.......................................................           1.0             41,696
Other.......................................................           2.7            112,844
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          96.8          3,970,591
PREFERRED STOCKS............................................           0.5             21,123
AFFILIATED INVESTMENT COMPANIES.............................          20.0            821,087
REPURCHASE AGREEMENT........................................           0.8             34,432
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         118.1          4,847,233
OTHER ASSETS AND LIABILITIES (NET)..........................         (18.1)          (743,739)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $     4,103,494
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENT OF OPERATIONS


For the year ended March 31, 2004

                                                                  INTERNATIONAL
                                                                      VALUE
                                                                 MASTER PORTFOLIO
                                                                 ----------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $7,763)......      $       80,065
Dividend income from affiliated funds.......................                 552
Interest....................................................                   9
Securities lending..........................................               1,219
                                                                  --------------
    Total investment income.................................              81,845
                                                                  --------------
EXPENSES:
Investment advisory fee.....................................              32,748
Administration fee..........................................               1,819
Custodian fees..............................................                 409
Legal and audit fees........................................                  58
Trustees' fees and expenses.................................                  19
Interest expense............................................                   1
Other.......................................................                  42
                                                                  --------------
    Total expenses..........................................              35,096
Fees waived by investment adviser (See Note 2)..............              (2,345)
Fees reduced by credits allowed by the custodian (See Note
  2)........................................................                  (2)
                                                                  --------------
    Net expenses............................................              32,749
                                                                  --------------
NET INVESTMENT INCOME.......................................              49,096
                                                                  --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
  Security transactions.....................................             134,392
  Foreign currencies and net other assets...................                (686)
                                                                  --------------
Net realized gain/(loss) on investments.....................             133,706
                                                                  --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................           1,853,929
  Foreign currencies and net other assets...................                 (97)
                                                                  --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           1,853,832
                                                                  --------------
Net realized and unrealized gain/(loss) on investments......           1,987,538
                                                                  --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $    2,036,634
                                                                  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                      INTERNATIONAL VALUE
                                                                       MASTER PORTFOLIO
                                                              -----------------------------------
                                                                YEAR ENDED           YEAR ENDED
                                                                 3/31/04              3/31/03
                                                              -----------------------------------
(IN THOUSANDS)
Net investment income.......................................  $       49,096       $       51,272
Net realized gain/(loss) on investments.....................         133,706             (154,550)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................       1,853,832           (1,154,002)
                                                              --------------       --------------
Net increase/(decrease) in net assets resulting from
  operations................................................       2,036,634           (1,257,280)
Contributions...............................................         220,561            2,921,731
Withdrawals.................................................        (887,216)          (2,570,220)
                                                              --------------       --------------
Net increase/(decrease) in net assets.......................       1,369,979             (905,769)
NET ASSETS:
Beginning of year...........................................       2,733,515            3,639,284
                                                              --------------       --------------
End of year.................................................  $    4,103,494       $    2,733,515
                                                              ==============       ==============


  FINANCIAL HIGHLIGHTS


                                                                                                           WITHOUT WAIVERS
                                                                   RATIO OF                                AND/OR EXPENSE
                                                                  OPERATING                                REIMBURSEMENTS
                                                                   EXPENSES                                ---------------
                                                      RATIO OF    INCLUDING    RATIO OF NET                   RATIO OF
                                                     OPERATING     INTEREST     INVESTMENT                    OPERATING
                                                      EXPENSES     EXPENSE     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
                                            TOTAL    TO AVERAGE   TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
                                            RETURN   NET ASSETS   NET ASSETS    NET ASSETS       RATE        NET ASSETS
                                            ------------------------------------------------------------------------------
INTERNATIONAL VALUE MASTER PORTFOLIO:
Year ended 3/31/2004......................   79.88%     0.90%(c)     0.90%(c)(d)     1.34%        15%           0.96%(c)
Year ended 3/31/2003......................  (28.54)     0.90(c)      0.90(c)(d)     1.45          25            0.96(c)
Year ended 3/31/2002......................    0.08      0.93(c)      0.93(c)(d)     1.61          19            0.96(c)
Year ended 3/31/2001......................      --@     0.87(c)      0.87(c)(d)     2.16          14            0.97(c)
Period ended 3/31/2000(a).................      --@     0.88+        0.88+         2.31+          22            0.98+

---------------

 +Annualized.

 @Total return not required for period indicated.

(a)
  International Value Master Portfolio commenced operations on October 18, 1999.

(c)
  The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)
  The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2004, the Master Trust offered twelve separate portfolios. These financial statements pertain only to the International Value Master Portfolio (the "Master Portfolio"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets.

The following investors were invested in the Master Portfolio at March 31, 2004:

INTERNATIONAL VALUE MASTER PORTFOLIO:
Nations International Value Fund............................  87.0%
Nations International Value Fund (Offshore).................   1.4%
Banc of America Capital Management Funds
  VII -- International Value Fund...........................  11.6%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio in the preparation of its financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Certain securities may be valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Master Portfolio's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees.

Repurchase agreements: The Master Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Master Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the obligation of the Master Portfolio to resell, the underlying debt obligation at an agreed-upon price and date, thereby determining the yield during the Master Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Master Portfolio's holding period. The value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Master Portfolio seeks to assert its right. The Master Portfolio's investment adviser, under the oversight of the Board of Trustees, monitors the value of collateral

NATIONS MASTER INVESTMENT TRUST
received as well as the creditworthiness of those banks and dealers with which the Master Portfolio enter into repurchase agreements to evaluate potential risks.

Futures contracts: A Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Master Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, the Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Master Portfolio each day, depending on the daily fluctuation of the value of the contract. At March 31, 2004, the Master Portfolio had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, the Master Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when the Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2004, the Master Portfolio had no open forward foreign currency contracts.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolio could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

NATIONS MASTER INVESTMENT TRUST

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Federal income taxes: The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Master Portfolio are charged to such Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolio. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.90% of International Value Master Portfolio's average daily net assets.

The Master Trust has, on behalf on the International Value Master Portfolio, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, LLC ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the Master Portfolio's average daily net assets.

For the year ended March 31, 2004, BACAP voluntarily agreed to limit total annual operating expenses to 0.90% of the International Value Master Portfolio's average daily net assets. There is no guarantee that this limitation will continue.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of the Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors.

For the year ended March 31, 2004, BACAP Distributors earned an annual rate of 0.05% of the Master Portfolio's average daily net assets for its administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2004, expenses of the Master Portfolio were reduced by $1,792 under expense offset arrangements with BNY. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or officer of the Master Trust.

NATIONS MASTER INVESTMENT TRUST

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statement of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Master Portfolio's Statement of net assets.

The Master Portfolio has made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by the Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolio. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
International Value Master Portfolio.....................         $69                        $37

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES      SALES
                                                                (000)        (000)
                                                              -----------------------
International Value Master Portfolio........................  $538,291     $1,215,347

There were no purchases and sales of long-term U.S. government securities for the year ended March 31, 2004.

4.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. The Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolio had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Master Portfolio under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
                                                                 (000)          RATE
                                                              ------------------------
                                                                  $75          1.50%

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

5.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolio can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities

NATIONS MASTER INVESTMENT TRUST
loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolio. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by the Master Portfolio from securities lending is included in its Statement of operations.

At March 31, 2004, the Master Portfolio had securities on loan as follows:

                                                               MARKET VALUE OF     MARKET VALUE OF
                                                              LOANED SECURITIES      COLLATERAL
                                                                    (000)               (000)
                                                              ------------------------------------
International Value Master Portfolio........................      $730,712            $793,188

6.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including other funds in the Nations Funds family. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

NATIONS MASTER INVESTMENT TRUST

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF SHAREHOLDERS REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Value Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolio") at March 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter collectively referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

 NAME, AGE AND POSITION      TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
   HELD WITH THE TRUST      LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael       Indefinite term;        Retired; Senior Managing                     80
Age: 60                     Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman of                             (a company formed to advise and
the Board                                           buy family owned companies) from
                                                    1998 through April 2001
William H. Grigg            Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                     Trustee since 1999      July 1997, Chairman and Chief
Trustee                                             Executive Officer through July
                                                    1997 -- Duke Power Co.
Thomas F. Keller            Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                     Trustee since 1999      Professor of Business
Trustee                                             Administration -- Fuqua School of
                                                    Business, Duke University, since
                                                    July 1974; Dean -- Fuqua School
                                                    of Business Europe, Duke
                                                    University, July 1999 through
                                                    June 2001
Carl E. Mundy, Jr.          Indefinite term;        President and Chief Executive                78
Age: 68                     Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                             1996 to May 2000; Commandant --
                                                    United States Marine Corps from
                                                    July 1991 to July 1995;
                                                    Member -- Board of Advisors to
                                                    the Comptroller General of the
                                                    United States
Dr. Cornelius J. Pings      Indefinite term;        Retired; President -- Association            78
Age: 75                     Trustee since 1999      of American Universities from
Trustee                                             Feb. 1993 through June 1998

 NAME, AGE AND POSITION
   HELD WITH THE TRUST     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael      Director -- Cobra Electronics
Age: 60                    Corporation (electronic equipment
Trustee and Chairman of    manufacturer), Rayovac Corp.
the Board                  (batteries) and The Finish Line
                           (apparel); and Chairman of the
                           Board and Board Member, Nations
                           Funds complex (4 other registered
                           investment companies)
William H. Grigg           Director -- The Shaw Group, Inc.,
Age: 71                    Kuhlman Electric Corp. (transformer
Trustee                    manufacturer) and Faison
                           Enterprises (real estate
                           development); Director and Vice
                           Chairman, Aegis Insurance Services,
                           Ltd. (a mutual fund insurance
                           company in Bermuda); and Board
                           Member, Nations Funds complex (4
                           other registered investment
                           companies)
Thomas F. Keller           Director -- Wendy's International,
Age: 72                    Inc. (restaurant operating and
Trustee                    franchising), Dimon, Inc. (tobacco)
                           and Biogen, Inc. (pharmaceutical
                           biotechnology); and Board Member,
                           Nations Funds complex (4 other
                           registered investment companies)

Carl E. Mundy, Jr.         Chairman and Trustee -- Board of
Age: 68                    Trustees, Marine Corps University
Trustee                    Foundation; Director -- Schering-
                           Plough (pharmaceuticals and health
                           care products) and General Dynamics
                           Corporation (defense systems); and
                           Trustee, Nations Funds complex (2
                           other registered investment
                           companies)
Dr. Cornelius J. Pings     Director -- Farmers Group, Inc.
Age: 75                    (insurance company) and Edelbrock
Trustee                    Corp. (automotive products); and
                           Trustee, Nations Funds complex (2
                           other registered investment
                           companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

 NAME, AGE AND POSITION      TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
   HELD WITH THE TRUST      LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
-------------------------------------------------------------------------------------------------------------
Minor M. Shaw               Indefinite term;        President -- Micco Corporation               78
Age: 56                     Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker           Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                     Trustee since 1999      Financial Officer -- Albemarle
Trustee                                             Corporation (chemical
                                                    manufacturing) through February
                                                    2003
NON-INDEPENDENT TRUSTEES
Edmund L. Benson, III       Indefinite term;        President and Treasurer, Saunders            78
Age: 67                     Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers            Indefinite term;        Retired                                      78
Age: 65                     Trustee since 1999
Trustee
Thomas S. Word, Jr.         Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                     Trustee since 1999      & Boothe LLP (law firm)
Trustee

 NAME, AGE AND POSITION
   HELD WITH THE TRUST     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
Minor M. Shaw              Chairman -- Wofford College Board
Age: 56                    of Trustees; Chairman and
Trustee                    Trustee -- The Daniel-Mickel
                           Foundation of South Carolina;
                           Vice-Chairman and
                           Trustee -- Greenville-Spartanburg
                           Airport Commission and Duke
                           Endowment; Trustee -- The
                           Hollingsworth Funds, The Belle
                           Baruch Foundation and the South
                           Carolina Foundation for Independent
                           Colleges; Chair-Elect -- Urban
                           League of the Upstate; Board
                           Member -- United Way of Greenville
                           County; Vice-Chair -- Greenville
                           Chamber of Commerce; Board
                           Member -- United Way of South
                           Carolina; and Trustee, Nations
                           Funds complex (2 other registered
                           investment companies)
Charles B. Walker          Director -- Ethyl Corporation
Age: 65                    (chemical manufacturing); and
Trustee                    Trustee, Nations Funds complex (2
                           other registered investment
                           companies)
NON-INDEPENDENT TRUSTEES
Edmund L. Benson, III      Director -- Saunders & Benson, Inc.
Age: 67                    (insurance); Insurance Managers
Trustee                    Inc. (insurance); and
                           Trustee -- Nations Funds complex (2
                           other registered investment
                           companies)
James B. Sommers           Chairman Emeritus -- Central
Age: 65                    Piedmont Community College
Trustee                    Foundation; Board of Commissioners,
                           Charlotte/Mecklenberg Hospital
                           Authority and Carolina Pad & Paper
                           Company; Trustee -- Mint Museum of
                           Art; and Trustee, Nations Funds
                           complex (2 other registered
                           investment companies)
Thomas S. Word, Jr.        Director -- Vaughan-Bassett
Age: 65                    Furniture Company, Inc. (furniture)
Trustee                    and Bassett Mirror Company (glass
                           furniture); and Trustee, Nations
                           Funds complex (2 other registered
                           investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent Trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund



SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations LargeCap Enhanced Core Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund




INTSTKAR
(3/04)

                                             Nations LargeCap
                                             Index Fund

                                             Nations LargeCap Enhanced
                                             Core Fund

      INDEX FUNDS                            Nations MidCap Index Fund
      ------------------------------------
      Annual report for the year             Nations SmallCap
      ended March 31, 2004                   Index Fund




                                            [NATIONS FUNDS LOGO]TM

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S LETTER
                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial Average(1) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

                           Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds, produced on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           (1)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (3)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHAIRMAN'S AND PRESIDENT'S LETTER
CONTINUED...

                           MARKET OUTLOOK
                           We remain encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           NATIONS FUNDS UPDATE
                           Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

                           (4)The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations LargeCap Index Fund                                   3
                                       Nations LargeCap Enhanced Core Fund                           6
                                       Nations MidCap Index Fund                                    10
                                       Nations SmallCap Index Fund                                  13
                                       FINANCIAL STATEMENTS
                                       Statements of net assets                                     16
                                       Statements of operations                                     42
                                       Statements of changes in net assets                          44
                                       Schedules of capital stock activity                          46
                                       Financial highlights                                         50
                                       Notes to financial statements                                58
                                       Tax information                                              71
                                       Fund governance                                              72

The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER                           research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

NATIONS LARGECAP

INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LARGECAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Quantitative Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.*

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations LargeCap Index Fund Investor A Shares provided shareholders with a total return of 34.50%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.


                           Nations LargeCap Index Fund's investment style and philosophy seek to provide investors with the potential for returns that closely approximate the Fund's benchmark, the S&P 500 Index.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           In the year since our last report, U.S. investors have witnessed a dazzling resurgence in equity markets. The strengthening U.S. economy, growth in corporate profits, low inflation and low interest rates spurred advances across all market sectors and investment styles. As the economy gained momentum, shares of companies with the greatest sensitivity to improvements in the economy fared best.

                           Against this backdrop, Nations LargeCap Index Fund (Investor A Shares) rose 34.50%, slightly underperforming the S&P 500 Index, which advanced 35.12%. Before all deductions for fees and expenses, the Fund returned 35.12%, tracking the return of the index.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?***

                           The Fund's sector performance closely approximated the S&P 500 Index as intended. The materials, financials and technology sectors provided the bulk of the market's strength during the year, advancing approximately 45% each. The energy, consumer staples and health care sectors were the weakest performers, although all sectors posted positive returns.

                           *The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           **For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LARGECAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

10.3%  Commercial banking
 7.0%  Pharmaceuticals
 5.1%  Insurance
 4.6%  Integrated oil
 4.5%  Diversified manufacturing
 4.5%  Software
 4.3%  Medical devices and supplies
 3.9%  Computers and office equipment
 3.9%  Semiconductors
 3.5%  Department and discount stores
48.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  General Electric Company                2.9%
                                                                            -------------------------------------------------
                                                                              2  Exxon Mobil Corporation                 2.5%
                                                                            -------------------------------------------------
                                                                              3  Microsoft Corporation                   2.5%
                                                                            -------------------------------------------------
                                                                              4  Pfizer Inc.                             2.5%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          2.5%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   2.4%
                                                                            -------------------------------------------------
                                                                              7  American International Group, Inc.      1.7%
                                                                            -------------------------------------------------
                                                                              8  Intel Corporation                       1.6%
                                                                            -------------------------------------------------
                                                                              9  Cisco Systems, Inc.                     1.5%
                                                                            -------------------------------------------------
                                                                             10  International Business Machines
                                                                                 Corporation                             1.5%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS LARGECAP INDEX FUND

PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION
                                                                                    (10/10/95
                                                                                     through
                                                                                     3/31/04)        9.29%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LargeCap Index Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper S&P 500 Index Objective Funds Average are passively managed, limited-expense funds designed to replicate the performance of the S&P 500. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

[INVESTOR A SHARES (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS LARGECAP INDEX                                   LIPPER S&P 500 INDEX
                                                          FUND                    S&P 500 INDEX          OBJECTIVE FUNDS AVERAGE
                                                 ----------------------           -------------          -----------------------
Oct. 10 1995                                              10000                       10000                       10000
                                                          10710                       10721                       10590
1996                                                      13090                       13181                       12958
                                                          17285                       17577                       17184
1998                                                      22135                       22605                       22005
                                                          26637                       27358                       26457
2000                                                      24080                       24869                       23925
                                                          21081                       21914                       20941
2002                                                      16322                       17073                       16209
                                                          20889                       21968                       20711
Mar. 31 2004                                              21223                       22340                       21030

   TOTAL RETURN (AS OF 3/31/04)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     12/15/93         10/10/95
--------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                   34.82%           34.50%
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                               0.32%            0.07%
5 YEARS                                                              -1.51%           -1.77%
10 YEARS                                                             11.33%             --
SINCE INCEPTION                                                      10.64%            9.29%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

NATIONS LARGECAP ENHANCED

CORE FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LARGECAP ENHANCED CORE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Quantitative Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.*

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations LargeCap Enhanced Core Fund Investor A Shares provided shareholders with a total return of 37.08%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Unlike traditional index funds, Nations LargeCap Enhanced Core Fund is an active, quantitatively managed mutual fund. We believe that maximizing the portfolio's exposure to attractive security selection factors, while simultaneously seeking to control portfolio risk, may provide investors with the potential for positive incremental performance relative to the S&P 500 Index, the Fund's benchmark.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           In the year since our last report, U.S. investors have witnessed a dazzling resurgence in equity markets. The strengthening U.S. economy, growth in corporate profits, low inflation and low interest rates spurred advances across all market sectors and investment styles. As the economy gained momentum, shares of companies with the greatest sensitivity to improvements in the economy fared best.

                           Against this backdrop, Nations LargeCap Enhanced Core Fund (Investor A Shares) performed well in both absolute and relative terms, advancing 37.08%, while the S&P 500 Index moved 35.12%. The Fund's stock selection strategy was sound, resulting in a return above the benchmark.

                           PLEASE DESCRIBE THE INVESTMENT PROCESS.

                           The team's stock selection process uses quantitative analysis to determine the attractiveness of the portfolio. Our stock selection methodology is based on a proprietary adaptive model that evaluates both fundamental and technical data. A variety of security selection factors, including those traditionally classified as value, growth, price momentum and earnings momentum, have been dynamically evaluated to identify the factors we believe to be the most reliable predictors for generating returns above the benchmark index.

                           The investment process analyzes all securities in the Fund's benchmark in a comprehensive and uniform manner. In the team's opinion, the result of our analysis is a portfolio that maintains exposure to those attributes believed to be indicative of superior performance, while minimizing exposure to unpredictable sources of systematic or market risk. The risk management strategy is intended to produce a portfolio whose aggregate characteristics closely resemble the benchmark while muting exposure to systematic risk factors such as sector, size and style bias.

                           *The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           **For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LARGECAP ENHANCED

CORE FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY continued


                           Our investment process also employs other strategies to add incremental excess returns from sources that are uncorrelated to the team's primary security selection methodology. We believe market inefficiencies exist which can be identified and exploited. There are events -- for example, merger and acquisition activities -- which may create arbitrage opportunities that we can take advantage of to enhance portfolio returns.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?***

                           The industrials and energy sectors performed most effectively for the Fund's investors. The materials, consumer discretionary and technology sectors proved least effective for the Fund.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LARGECAP ENHANCED
CORE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 9.8%  Commercial banking
 5.8%  Pharmaceuticals
 5.6%  Medical devices and supplies
 5.5%  Integrated oil
 5.3%  Insurance
 5.0%  Telecommunications services
 4.8%  Software
 4.1%  Semiconductors
 4.0%  Computers and office equipment
 4.0%  Investment services
46.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Citigroup Inc.                          2.8%
                                                                            -------------------------------------------------
                                                                              2  Pfizer Inc.                             2.7%
                                                                            -------------------------------------------------
                                                                              3  Microsoft Corporation                   2.7%
                                                                            -------------------------------------------------
                                                                              4  Intel Corporation                       2.3%
                                                                            -------------------------------------------------
                                                                              5  General Electric Company                2.2%
                                                                            -------------------------------------------------
                                                                              6  International Business Machines
                                                                                 Corporation                             2.1%
                                                                            -------------------------------------------------
                                                                              7  Johnson & Johnson                       2.0%
                                                                            -------------------------------------------------
                                                                              8  American International Group, Inc.      1.9%
                                                                            -------------------------------------------------
                                                                              9  Exxon Mobil Corporation                 1.9%
                                                                            -------------------------------------------------
                                                                             10  Coca-Cola Company                       1.8%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS LARGECAP ENHANCED
CORE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/04) RETURN CHART]

                                                NATIONS LARGECAP ENHANCED                                 LIPPER LARGE-CAP CORE
                                                        CORE FUND                 S&P 500 INDEX               FUNDS AVERAGE
                                                -------------------------         -------------           ---------------------
July 31 1996                                              10000                       10000                       10000
                                                          11695                       11684                       11539
                                                          15576                       15581                       14750
1998                                                      19678                       20037                       18225
                                                          23103                       24250                       21909
2000                                                      20528                       22044                       19946
                                                          18566                       19425                       17199
2002                                                      14508                       15134                       13159
                                                          18778                       19473                       16527
Mar. 31 2004                                              19232                       19802                       16715


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION
     (7/31/96 through 3/31/04)     8.91%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LargeCap Enhanced Core Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in large-capitalization companies that typically have average price-to-earnings and price-to-book ratios compared to the S&P 500 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in this class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                  PRIMARY A      INVESTOR A
Inception date                                                    7/31/96        7/31/96
-------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  37.41%         37.08%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                              1.93%          1.67%
5 YEARS                                                             -0.84%         -1.10%
SINCE INCEPTION                                                      9.18%          8.91%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

NATIONS MIDCAP

INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MIDCAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Quantitative Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.*

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations MidCap Index Fund Investor A Shares provided shareholders with a total return of 48.31%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations MidCap Index Fund's investment style and philosophy seeks to provide investors with the potential for returns that closely approximate the Fund's benchmark, the S&P MidCap 400 Index.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           In the year since our last report, U.S. investors have witnessed a dazzling resurgence in equity markets. The strengthening U.S. economy, growth in corporate profits, low inflation and low interest rates spurred advances across all market sectors and investment styles. As the economy gained momentum, shares of companies with the greatest sensitivity to improvements in the economy fared best.

                           Against this backdrop, Nations MidCap Index Fund (Investor A Shares) rose 48.31%, underperformed the S&P MidCap 400 Index which returned 49.10%. Before all deductions for fees and expenses, the Fund returned 49.02%, closely tracking the index. The mid-cap market performed better than the larger S&P 500 Index,*** which returned 35.12% for the period.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?+

                           The materials, utilities and energy sectors lagged the Index average, while the technology, consumer staples and consumer discretionary sectors advanced more than the average: between 50% and 60% each. Fund results mirrored benchmark performance, which is consistent with the Fund's objective.

                           *The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           **For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 8.1%  Commercial banking
 5.5%  Insurance
 4.7%  Specialty stores
 4.6%  Semiconductors
 4.6%  Pharmaceuticals
 3.9%  Health services
 3.7%  Commercial services
 3.4%  Medical devices and supplies
 3.3%  Housing and furnishing
 3.1%  Oilfield services
55.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Gilead Sciences, Inc.                   1.1%
                                                                            -------------------------------------------------
                                                                              2  New York Community Bancorp, Inc.        0.9%
                                                                            -------------------------------------------------
                                                                              3  The Washington Post Company, Class B    0.8%
                                                                            -------------------------------------------------
                                                                              4  Lennar Corporation, Class A             0.8%
                                                                            -------------------------------------------------
                                                                              5  D.R. Horton, Inc.                       0.8%
                                                                            -------------------------------------------------
                                                                              6  Coach, Inc.                             0.7%
                                                                            -------------------------------------------------
                                                                              7  Valero Energy Corporation               0.7%
                                                                            -------------------------------------------------
                                                                              8  Affiliated Computer Services, Inc.,
                                                                                 Class A                                 0.7%
                                                                            -------------------------------------------------
                                                                              9  Sovereign Bancorp, Inc.                 0.6%
                                                                            -------------------------------------------------
                                                                             10  Fidelity National Financial, Inc.       0.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP INDEX FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/04) RETURN CHART]

                                                                                                        LIPPER MID-CAP CORE FUNDS
                                                NATIONS MIDCAP INDEX FUND     S&P MIDCAP 400 INDEX               AVERAGE
                                                -------------------------     --------------------      -------------------------
May 31 2000                                               10000                       10000                       10000
                                                          10136                       10155                       10522
                                                          11368                       11389                       11283
                                                          10909                       10950                       10671
                                                           9716                        9771                        9479
                                                          10979                       11057                       10581
                                                           9146                        9225                        8707
2001                                                      10776                       10883                       10204
2002                                                       9140                        9304                        8327
2003                                                      12320                       12618                       11334
Mar. 31 2004                                              12925                       13257                       11839


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION

     (5/31/00 through 3/31/04)      6.92%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Index Fund from the inception of the share class. The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation and weighted by market value. Funds in the Lipper Mid-Cap Core Funds Average invest at least 75% of their equity assets in mid-capitalization companies that typically have average price-to-earnings and price-to-book ratios compared to the S&P MidCap 400 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                  PRIMARY A      INVESTOR A
Inception date                                                     3/31/00         5/31/00
-------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                  48.67%          48.31%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                             10.26%           9.98%
SINCE INCEPTION                                                      5.59%           6.92%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

NATIONS SMALLCAP

INDEX FUND

QUANTITATIVE STRATEGIES TEAM COMMENTARY


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SMALLCAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Quantitative Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.*

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations SmallCap Index Fund Investor A Shares provided shareholders with a total return of 55.73%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations SmallCap Index Fund's investment style and philosophy seek to provide investors with the potential for returns that closely approximate the Fund's benchmark, the S&P SmallCap 600 Index.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           In the year since our last report, U.S. investors have witnessed a dazzling resurgence in equity markets. The strengthening U.S. economy, growth in corporate profits, low inflation and low interest rates spurred advances across all market sectors and investment styles. As the economy gained momentum, shares of companies with the greatest sensitivity to improvements in the economy fared best.
                           Against this backdrop, Nations SmallCap Index Fund (Investor A Shares) rose 55.73%, underperforming the S&P SmallCap 600 Index, which advanced 56.49%. Before all deductions for fees and expenses, the Fund returned 56.43%, tracking the performance of the index. The small-cap market performed better than the larger S&P 500 Index,*** which returned 35.12%.

                           WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED UNFAVORABLE?+

                           The consumer discretionary, materials and technology sectors advanced between 65% and 75%, while the utilities, consumer staples and telecommunications sectors lagged the average. Portfolio results mirrored benchmark performance, which is consistent with the Fund's objective.

                           *The S&P SmallCap 600 Index is an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           **For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total return would have been lower.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARE PRICES OF SMALL-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALLCAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 7.8%  Commercial banking
 5.9%  Medical devices and supplies
 5.8%  Specialty stores
 4.8%  Semiconductors
 4.7%  Commercial services
 4.1%  Software
 3.9%  Health services
 3.9%  Diversified manufacturing
 3.7%  Diversified electronics
 2.8%  Insurance
52.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  NVR, Inc.                               0.7%
                                                                            -------------------------------------------------
                                                                              2  NBTY, Inc.                              0.5%
                                                                            -------------------------------------------------
                                                                              3  Freemont General Corporation            0.5%
                                                                            -------------------------------------------------
                                                                              4  M.D.C. Holdings, Inc.                   0.5%
                                                                            -------------------------------------------------
                                                                              5  Medicis Pharmaceutical Corporation,
                                                                                 Class A                                 0.5%
                                                                            -------------------------------------------------
                                                                              6  MGI Pharma, Inc.                        0.5%
                                                                            -------------------------------------------------
                                                                              7  Alliant Techsystems Inc.                0.5%
                                                                            -------------------------------------------------
                                                                              8  Renal Care Group, Inc.                  0.5%
                                                                            -------------------------------------------------
                                                                              9  Timken Company                          0.5%
                                                                            -------------------------------------------------
                                                                             10  Polaris Industries Inc.                 0.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SMALLCAP INDEX FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS SMALLCAP INDEX       LIPPER SMALL-CAP CORE
                                                          FUND                    FUNDS AVERAGE          S&P SMALLCAP 600 INDEX
                                                 ----------------------       ---------------------      ----------------------
Oct. 15 1996                                              10000                       10000                       10000
                                                          10315                       10557                       10433
1997                                                      13157                       13477                       13104
                                                          12908                       12852                       12932
1999                                                      13588                       15296                       14539
                                                          14839                       16700                       16256
2001                                                      15679                       17991                       17314
                                                          13270                       14711                       14781
2003                                                      18305                       21220                       20515
Mar. 31 2004                                              19423                       22470                       21791


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                                                                                    SINCE INCEPTION

                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/04)        9.31%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations SmallCap Index Fund from the inception of the share class. The S&P SmallCap 600 Index is an unmanaged index of 600 common stocks weighted by market capitalization. Funds in the Lipper Small-Cap Core Funds Average invest at least 75% of their equity assets in small-capitalization companies that typically have average price-to-earnings and price-to-book ratios compared to the S&P SmallCap 600 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A Shares may vary based on the differences in fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     10/15/96         10/15/96
---------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                   56.11%           55.73%
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                              12.27%           11.98%
5 YEARS                                                              11.33%           11.03%
SINCE INCEPTION                                                       9.60%            9.31%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 97.7%
            AEROSPACE AND DEFENSE -- 1.5%
  100,575   Boeing Company................................................   $    4,131
   23,650   General Dynamics Corporation..................................        2,113
   14,050   Goodrich (BF) Corporation.....................................          394
   53,825   Lockheed Martin Corporation...................................        2,457
   22,289   Northrop Grumman Corporation..................................        2,194
   49,700   Raytheon Company..............................................        1,558
   22,325   Rockwell Automation, Inc. ....................................          774
   21,325   Rockwell Collins, Inc. .......................................          674
   61,575   United Technologies Corporation...............................        5,313
                                                                             ----------
                                                                                 19,608
                                                                             ----------
            AIRLINES -- 0.1%
   14,750   Delta Air Lines, Inc.(a)......................................          117
   94,250   Southwest Airlines Company....................................        1,339
                                                                             ----------
                                                                                  1,456
                                                                             ----------
            APPAREL AND TEXTILES -- 0.3%
   15,075   Jones Apparel Group, Inc. ....................................          545
   13,025   Liz Claiborne, Inc. ..........................................          478
   31,425   Nike, Inc., Class B...........................................        2,448
    7,025   Reebok International, Ltd. ...................................          290
   12,900   V.F. Corporation..............................................          602
                                                                             ----------
                                                                                  4,363
                                                                             ----------
            AUTOMOTIVE -- 1.0%
   32,850   AutoNation, Inc.!!............................................          560
   10,425   AutoZone, Inc.!!..............................................          896
    8,825   Cooper Tire & Rubber Company..................................          178
   17,750   Dana Corporation..............................................          353
   66,900   Delphi Corporation............................................          666
   18,150   Eaton Corporation.............................................        1,020
  218,650   Ford Motor Company............................................        2,967
   67,100   General Motors Corporation....................................        3,160
   20,775   Genuine Parts Company.........................................          680
   20,925   Goodyear Tire & Rubber Company!!(a)...........................          179
   22,500   Johnson Controls, Inc. .......................................        1,331
    8,225   Navistar International Corporation!!..........................          377
    6,950   Snap-On Inc. .................................................          225
   15,600   Visteon Corporation...........................................          149
                                                                             ----------
                                                                                 12,741
                                                                             ----------
            BEVERAGES -- 2.6%
    4,350   Adolph Coors Company, Class B.................................          302
   97,275   Anheuser-Busch Companies, Inc. ...............................        4,961
   14,500   Brown-Forman Corporation, Class B.............................          691
  291,925   Coca-Cola Company.............................................       14,684
   54,800   Coca-Cola Enterprises Inc. ...................................        1,325
   31,000   Pepsi Bottling Group, Inc. ...................................          922
  204,175   PepsiCo, Inc. ................................................       10,995
                                                                             ----------
                                                                                 33,880
                                                                             ----------
            BROADCASTING AND CABLE -- 2.8%
   73,500   Clear Channel Communications, Inc. ...........................        3,113
  268,731   Comcast Corporation, Class A!!................................        7,723
  244,450   The Walt Disney Company.......................................        6,109
  543,550   Time Warner Inc.!!............................................        9,164

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
   38,500   Univision Communications, Inc., Class A!!.....................   $    1,271
  208,825   Viacom Inc., Class B..........................................        8,188
                                                                             ----------
                                                                                 35,568
                                                                             ----------
            BUILDING MATERIALS -- 0.1%
    8,625   American Standard Companies Inc.!!............................          981
                                                                             ----------
            CHEMICALS -- BASIC -- 1.3%
   27,125   Air Products and Chemicals, Inc. .............................        1,360
   13,200   Avery Dennison Corporation....................................          821
  119,125   E.I. duPont de Nemours and Company............................        5,029
   30,700   Ecolab, Inc. .................................................          876
   13,250   Hercules, Inc.!!..............................................          152
   20,450   PPG Industries, Inc. .........................................        1,192
   38,825   Praxair, Inc. ................................................        1,441
   26,575   Rohm & Haas Company...........................................        1,059
  111,250   The Dow Chemical Company......................................        4,481
                                                                             ----------
                                                                                 16,411
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.3%
    8,300   Ashland Inc. .................................................          386
    9,225   Eastman Chemical Company......................................          394
   14,975   Engelhard Corporation.........................................          448
    6,050   Great Lakes Chemical Corporation..............................          144
   11,175   International Flavors & Fragrances, Inc. .....................          397
    5,825   Millipore Corporation!!.......................................          299
   31,702   Monsanto Company..............................................        1,162
    8,275   Sigma-Aldrich Corporation.....................................          458
                                                                             ----------
                                                                                  3,688
                                                                             ----------
            COMMERCIAL BANKING -- 10.3%
   41,925   AmSouth Bancorporation........................................          986
  173,000   Bank of America Corporation>..................................       14,010
  133,675   Bank One Corporation..........................................        7,288
   65,250   BB&T Corporation..............................................        2,303
   26,590   Charter One Financial, Inc. ..................................          940
  614,950   Citigroup Inc. ...............................................       31,792
   20,925   Comerica Inc. ................................................        1,137
   67,450   Fifth Third Bancorp...........................................        3,735
   14,975   First Tennessee National Corporation..........................          714
  127,725   FleetBoston Financial Corporation<............................        5,735
   18,150   Golden West Financial Corporation.............................        2,032
   27,375   Huntington Bancshares Inc. ...................................          607
  245,725   J.P. Morgan Chase & Company...................................       10,308
   50,050   KeyCorp. .....................................................        1,516
   14,225   M&T Bank Corporation..........................................        1,278
   27,025   Marshall and Ilsley Corporation...............................        1,022
   51,375   Mellon Financial Corporation..................................        1,608
   72,350   National City Corporation.....................................        2,574
   18,100   North Fork Bancorporation, Inc. ..............................          766
   33,100   PNC Financial Services Group..................................        1,834
   26,525   Regions Financial Corporation.................................          969
   39,425   SouthTrust Corporation........................................        1,307
   33,700   SunTrust Banks, Inc. .........................................        2,349
   92,375   The Bank of New York Company, Inc. ...........................        2,910
   22,500   Union Planters Corporation....................................          672

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
  229,200   US Bancorp....................................................   $    6,337
  156,975   Wachovia Corporation..........................................        7,378
  107,375   Washington Mutual, Inc. ......................................        4,586
  202,000   Wells Fargo & Company.........................................       11,447
   10,725   Zions BanCorporation..........................................          613
                                                                             ----------
                                                                                130,753
                                                                             ----------
            COMMERCIAL SERVICES -- 1.4%
   38,225   Allied Waste Industries, Inc.!!...............................          509
   21,025   Apollo Group Inc., Class A!!..................................        1,810
  120,300   Cendant Corporation...........................................        2,934
   20,425   Cintas Corporation............................................          888
   77,125   eBay Inc.!!...................................................        5,347
   23,225   Fiserv, Inc.!!................................................          831
   22,675   Omnicom Group Inc. ...........................................        1,820
   20,450   Robert Half International Inc.!!..............................          483
   16,725   Sabre Holdings Corporation....................................          415
   99,850   Solectron Corporation!!.......................................          552
   68,875   Waste Management, Inc. .......................................        2,079
                                                                             ----------
                                                                                 17,668
                                                                             ----------
            COMPUTER SERVICES -- 1.0%
   70,425   Automatic Data Processing, Inc. ..............................        2,958
   22,400   Computer Sciences Corporation!!...............................          903
   17,100   Convergys Corporation!!.......................................          260
   57,350   Electronic Data Systems Corporation...........................        1,110
   16,600   Equifax Inc. .................................................          429
  105,950   First Data Corporation........................................        4,466
   45,075   Paychex, Inc. ................................................        1,605
   34,300   Sungard Data Systems, Inc.!!..................................          940
   39,600   Unisys Corporation!!..........................................          565
                                                                             ----------
                                                                                 13,236
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.9%
   44,150   Apple Computer, Inc.!!........................................        1,194
  305,675   Dell Inc.!!...................................................       10,277
  288,725   EMC Corporation!!.............................................        3,930
   44,700   Gateway, Inc.!!...............................................          236
  364,226   Hewlett-Packard Company.......................................        8,319
  202,900   International Business Machines Corporation...................       18,634
   23,875   Jabil Circuit, Inc.!!.........................................          703
   15,350   Lexmark International, Inc.!!.................................        1,412
   11,300   NCR Corporation!!.............................................          498
   41,200   Network Appliance, Inc.!!.....................................          884
   27,900   Pitney Bowes Inc. ............................................        1,189
  392,400   Sun Microsystems, Inc.!!......................................        1,632
   95,225   Xerox Corporation!!...........................................        1,387
                                                                             ----------
                                                                                 50,295
                                                                             ----------
            CONGLOMERATES -- 0.8%
   24,250   Dover Corporation.............................................          940
    9,800   Fluor Corporation.............................................          379
   16,450   Textron, Inc. ................................................          874
  238,775   Tyco International Ltd. ......................................        6,842
   12,150   Vulcan Materials Company......................................          576
                                                                             ----------
                                                                                  9,611
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            CONSTRUCTION -- 0.0%+
    5,575   KB HOME.......................................................   $      450
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 2.2%
  153,575   American Express Company......................................        7,963
   21,983   Countrywide Financial Corporation.............................        2,108
  116,000   Fannie Mae....................................................        8,624
   82,200   Freddie Mac...................................................        4,855
  152,537   MBNA Corporation..............................................        4,215
   34,650   Providian Financial Corporation!!.............................          454
                                                                             ----------
                                                                                 28,219
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 3.5%
   54,700   Costco Wholesale Corporation!!................................        2,055
    9,950   Dillard's, Inc., Class A......................................          191
   40,225   Dollar General Corporation....................................          772
   21,575   Federated Department Stores, Inc. ............................        1,166
   32,600   J.C. Penney Company, Inc. ....................................        1,134
   40,600   Kohl's Corporation!!..........................................        1,962
   26,625   Sears, Roebuck and Company....................................        1,144
  108,825   Target Corporation............................................        4,901
   34,450   The May Department Stores Company.............................        1,191
  516,675   Wal-Mart Stores, Inc. ........................................       30,841
                                                                             ----------
                                                                                 45,357
                                                                             ----------
            DIVERSIFIED ELECTRONICS -- 0.2%
   11,000   Cooper Industries, Ltd. ......................................          629
   34,225   Eastman Kodak Company.........................................          895
   45,250   LSI Logic Corporation!!.......................................          423
   27,600   Symbol Technologies, Inc. ....................................          381
                                                                             ----------
                                                                                  2,328
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 4.5%
   93,550   3M Company....................................................        7,659
    9,625   Allegheny Technologies Inc. ..................................          116
    9,375   Black & Decker Corporation....................................          534
    7,100   Crane Company.................................................          234
   18,375   Danaher Corporation...........................................        1,716
1,217,525   General Electric Company&&....................................       37,159
  120,225   Gillette Company..............................................        4,701
  102,525   Honeywell International Inc. .................................        3,470
   11,025   ITT Industries, Inc. .........................................          842
   15,000   Pall Corporation..............................................          340
   61,950   Sanmina -- SCI Corporation!!..................................          682
   10,900   W.W. Grainger, Inc. ..........................................          523
                                                                             ----------
                                                                                 57,976
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.0%
   74,350   AES Corporation!!.............................................          634
   15,150   Allegheny Energy, Inc.!!......................................          208
   49,325   Calpine Corporation!!(a)......................................          230
   21,250   Cinergy Corporation...........................................          869
   19,225   CMS Energy Corporation!!......................................          172
   26,975   Consolidated Edison, Inc. ....................................        1,190
   19,975   Constellation Energy Group, Inc. .............................          798
   44,975   Dynegy Inc., Class A!!........................................          178
   38,900   Edison International..........................................          945

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
  T31,325   NiSource Inc. ................................................   $      666
   10,900   Pinnacle West Capital Corporation.............................          429
    9,950   Power-One, Inc.!!.............................................          110
   28,200   Public Service Enterprise Group Inc. .........................        1,325
   87,425   Southern Company..............................................        2,666
   22,425   TECO Energy, Inc.(a)..........................................          328
   38,675   TXU Corporation...............................................        1,108
   47,625   Xcel Energy, Inc. ............................................          848
                                                                             ----------
                                                                                 12,704
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 1.4%
   21,725   Ameren Corporation............................................        1,001
   47,150   American Electric Power Company, Inc. ........................        1,552
   38,725   Dominion Resources, Inc. .....................................        2,490
   20,150   DTE Energy Company............................................          829
  108,350   Duke Energy Corporation(a)....................................        2,449
   27,325   Entergy Corporation...........................................        1,626
   39,300   Exelon Corporation............................................        2,706
   39,375   FirstEnergy Corporation.......................................        1,539
   22,000   FPL Group, Inc. ..............................................        1,471
   50,025   PG & E Corporation!!..........................................        1,449
   21,175   PPL Corporation...............................................          966
                                                                             ----------
                                                                                 18,078
                                                                             ----------
            ELECTRICAL EQUIPMENT -- 0.3%
   50,350   Emerson Electric Company......................................        3,017
   22,725   Molex Inc. ...................................................          691
    6,975   Thomas & Betts Corporation....................................          152
                                                                             ----------
                                                                                  3,860
                                                                             ----------
            ENERGY -- MISCELLANEOUS -- 0.1%
   36,550   CenterPoint Energy Inc. ......................................          418
   29,250   Progress Energy, Inc. ........................................        1,377
       20   Progress Energy, Inc., CVO!! (b) (c)..........................            6
              (purchased 12/27/00, cost $10)
                                                                             ----------
                                                                                  1,801
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 0.3%
   30,050   Anadarko Petroleum Corporation................................        1,558
   27,775   Devon Energy Corporation......................................        1,615
   13,750   EOG Resources, Inc. ..........................................          631
                                                                             ----------
                                                                                  3,804
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.6%
   27,575   Capital One Financial Corporation.............................        2,080
   21,275   H & R Block, Inc. ............................................        1,086
   17,775   Moody's Corporation...........................................        1,258
   53,825   SLM Corporation...............................................        2,253
   36,025   Synovus Financial Corporation.................................          881
                                                                             ----------
                                                                                  7,558
                                                                             ----------
            FOOD AND DRUG STORES -- 0.8%
   43,800   Albertson's, Inc. ............................................          970
   47,325   CVS Corporation...............................................        1,671
   52,800   Safeway Inc.!!................................................        1,087
   16,050   SUPERVALU Inc. ...............................................          490
   88,950   The Kroger Company!!..........................................        1,480

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            FOOD AND DRUG STORES -- (CONTINUED)
  122,350   Walgreen Company..............................................   $    4,031
   16,925   Winn-Dixie Stores, Inc.(a)....................................          129
                                                                             ----------
                                                                                  9,858
                                                                             ----------
            FOOD PRODUCTS -- 1.4%
   77,350   Archer-Daniels-Midland Company................................        1,305
   49,075   Campbell Soup Company.........................................        1,338
   64,100   ConAgra Foods, Inc. ..........................................        1,727
   44,750   General Mills, Inc. ..........................................        2,089
   42,025   H.J. Heinz Company............................................        1,567
   15,525   Hershey Foods Corporation.....................................        1,286
   49,225   Kellogg Company...............................................        1,932
   16,400   McCormick and Company, Inc. ..................................          550
   94,450   Sara Lee Corporation..........................................        2,065
   76,975   SYSCO Corporation.............................................        3,006
   26,850   Wm. Wrigley Jr. Company.......................................        1,587
                                                                             ----------
                                                                                 18,452
                                                                             ----------
            HEALTH SERVICES -- 1.3%
   16,500   Anthem, Inc.!!................................................        1,496
   39,102   Biogen Idec Inc.!!............................................        2,174
   59,150   HCA Inc. .....................................................        2,403
   29,000   Health Management Associates, Inc., Class A...................          673
   19,350   Humana Inc.!!.................................................          368
   10,675   Manor Care, Inc. .............................................          377
   34,750   McKesson Corporation..........................................        1,046
   12,375   Quest Diagnostics Inc. .......................................        1,025
   55,487   Tenet Healthcare Corporation!!................................          619
   74,725   UnitedHealth Group Inc. ......................................        4,814
   18,525   Wellpoint Health Networks Inc.!!..............................        2,107
                                                                             ----------
                                                                                 17,102
                                                                             ----------
            HEAVY MACHINERY -- 1.0%
   41,450   Caterpillar Inc. .............................................        3,278
    5,100   Cummins, Inc. ................................................          298
   29,075   Deere & Company...............................................        2,015
   36,775   Illinois Tool Works Inc. .....................................        2,915
   20,950   Ingersoll-Rand Company, Class A...............................        1,417
   20,900   PACCAR, Inc. .................................................        1,175
   14,150   Parker-Hannifin Corporation...................................          799
   19,775   Thermo Electron Corporation!!.................................          559
                                                                             ----------
                                                                                 12,456
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 2.3%
   10,737   Alberto-Culver Company, Class B...............................          471
    8,000   American Greetings Corporation, Class A!!.....................          182
   28,100   Avon Products, Inc. ..........................................        2,132
   63,575   Colgate-Palmolive Company.....................................        3,503
   17,425   Fortune Brands, Inc. .........................................        1,335
   59,875   Kimberly-Clark Corporation....................................        3,778
  154,300   Procter & Gamble Company......................................       16,183
   25,100   The Clorox Company............................................        1,228
                                                                             ----------
                                                                                 28,812
                                                                             ----------
            HOUSING AND FURNISHING -- 0.5%
   14,775   Centex Corporation............................................          799
   22,925   Leggett & Platt, Inc. ........................................          544
   54,025   Masco Corporation.............................................        1,644
    9,375   Maytag Corporation............................................          296

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            HOUSING AND FURNISHING -- (CONTINUED)
   32,750   Newell Rubbermaid Inc. .......................................   $      760
   14,975   Pulte Homes, Inc. ............................................          832
    9,675   The Stanley Works.............................................          413
    8,325   Whirlpool Corporation.........................................          573
                                                                             ----------
                                                                                  5,861
                                                                             ----------
            INSURANCE -- 5.1%
   33,325   ACE Ltd. .....................................................        1,422
   18,300   Aetna Inc. ...................................................        1,642
   61,225   AFLAC, Inc. ..................................................        2,458
   84,000   Allstate Corporation..........................................        3,819
   12,750   Ambac Financial Group, Inc. ..................................          941
  311,475   American International Group, Inc. ...........................       22,224
   37,450   Aon Corporation...............................................        1,045
   22,425   Chubb Corporation.............................................        1,559
   16,825   CIGNA Corporation.............................................          993
   19,150   Cincinnati Financial Corporation..............................          832
   34,775   Hartford Financial Services Group, Inc. ......................        2,215
   16,850   Jefferson-Pilot Corporation...................................          927
   34,550   John Hancock Financial Services, Inc. ........................        1,509
   21,250   Lincoln National Corporation..................................        1,006
   22,150   Loews Corporation.............................................        1,308
   63,300   Marsh & McLennan Companies, Inc. .............................        2,931
   17,200   MBIA, Inc. ...................................................        1,078
   90,750   MetLife, Inc. ................................................        3,238
   11,750   MGIC Investment Corporation...................................          755
   38,300   Principal Financial Group, Inc. ..............................        1,365
   25,900   Progressive Corporation.......................................        2,269
   64,525   Prudential Financial, Inc. ...................................        2,889
   16,550   SAFECO Corporation............................................          714
   27,225   The St. Paul Companies, Inc. .................................        1,089
   13,500   Torchmark Corporation.........................................          726
  119,962   Travelers Property Casualty Corporation, Class B..............        2,072
   35,350   UnumProvident Corporation.....................................          517
   16,400   XL Capital Ltd., Class A......................................        1,247
                                                                             ----------
                                                                                 64,790
                                                                             ----------
            INTEGRATED OIL -- 4.6%
   10,725   Amerada Hess Corporation......................................          700
   38,686   Apache Corporation............................................        1,670
   23,625   Burlington Resources Inc. ....................................        1,503
  127,725   ChevronTexaco Corporation.....................................       11,212
   81,677   ConocoPhillips................................................        5,702
  782,875   Exxon Mobil Corporation.......................................       32,560
   12,050   Kerr-McGee Corporation........................................          621
   40,625   Marathon Oil Corporation......................................        1,368
   46,350   Occidental Petroleum Corporation..............................        2,134
    9,225   Sunoco, Inc. .................................................          575
   30,925   Unocal Corporation............................................        1,153
                                                                             ----------
                                                                                 59,198
                                                                             ----------
            INVESTMENT SERVICES -- 2.6%
   12,375   Bear Stearns Companies Inc. ..................................        1,085
  161,950   Charles Schwab Corporation....................................        1,880
   43,675   E*TRADE Group, Inc.!!.........................................          583
   12,975   Federated Investors Inc. .....................................          408

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
   29,775   Franklin Resources, Inc. .....................................   $    1,658
   57,700   Goldman Sachs Group, Inc. ....................................        6,021
   28,725   Janus Capital Group Inc. .....................................          471
   33,100   Lehman Brothers Holdings Inc. ................................        2,743
  115,850   Merrill Lynch & Company, Inc. ................................        6,900
  130,950   Morgan Stanley................................................        7,503
   26,300   Northern Trust Corporation....................................        1,225
   40,050   State Street Corporation......................................        2,088
   15,025   T Rowe Price Group Inc. ......................................          809
                                                                             ----------
                                                                                 33,374
                                                                             ----------
            LODGING AND RECREATION -- 1.0%
   11,175   Brunswick Corporation.........................................          456
   75,225   Carnival Corporation..........................................        3,379
   36,175   Harley-Davidson, Inc. ........................................        1,930
   13,300   Harrah's Entertainment, Inc. .................................          730
   20,825   Hasbro, Inc. .................................................          453
   45,300   Hilton Hotels Corporation.....................................          736
   41,400   International Game Technology.................................        1,861
   27,475   Marriott International, Inc., Class A.........................        1,169
   51,325   Mattel, Inc. .................................................          946
   24,375   Starwood Hotels & Resorts Worldwide, Inc. ....................          987
                                                                             ----------
                                                                                 12,647
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 4.3%
  186,675   Abbott Laboratories...........................................        7,673
   24,625   Applera Corporation -- Applied Biosystems Group...............          487
    6,250   Bausch & Lomb Inc. ...........................................          375
   72,850   Baxter International Inc. ....................................        2,250
   30,175   Becton Dickinson & Company....................................        1,463
   30,550   Biomet, Inc. .................................................        1,172
   97,800   Boston Scientific Corporation!!...............................        4,145
    6,200   C.R. Bard, Inc. ..............................................          605
   51,925   Cardinal Health, Inc. ........................................        3,578
   37,200   Guidant Corporation...........................................        2,357
  354,325   Johnson & Johnson.............................................       17,972
  144,725   Medtronic, Inc. ..............................................        6,911
   20,600   St. Jude Medical, Inc.!!......................................        1,485
   23,825   Stryker Corporation...........................................        2,109
   14,500   Waters Corporation!!..........................................          592
   28,875   Zimmer Holdings, Inc.!!.......................................        2,130
                                                                             ----------
                                                                                 55,304
                                                                             ----------
            METALS AND MINING -- 0.6%
  103,900   Alcoa Inc. ...................................................        3,605
   20,550   Freeport-McMoran Copper & Gold, Inc., Class B.................          803
   51,575   Newmont Mining Corporation....................................        2,405
   11,075   Phelps Dodge Corporation!!....................................          904
   10,325   Worthington Industries, Inc. .................................          198
                                                                             ----------
                                                                                  7,915
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.2%
   76,525   El Paso Corporation...........................................          544
   19,000   KeySpan Corporation...........................................          726
    5,250   NICOR Inc. ...................................................          185
    4,450   Peoples Energy Corporation....................................          199

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            NATURAL GAS DISTRIBUTION -- (CONTINUED)
   27,125   Sempra Energy.................................................   $      863
   61,875   Williams Companies, Inc. .....................................          592
                                                                             ----------
                                                                                  3,109
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.1%
   14,700   Kinder Morgan, Inc. ..........................................          926
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 3.0%
   96,300   ADC Telecommunications, Inc.!!................................          279
   23,700   American Power Conversion Corporation.........................          545
   18,950   Andrew Corporation!!..........................................          332
   50,700   Avaya Inc.!!..................................................          805
   56,700   CIENA Corporation!!...........................................          282
  820,525   Cisco Systems, Inc.!!.........................................       19,298
   23,025   Comverse Technology, Inc.!!...................................          418
  160,925   Corning Inc.!!................................................        1,799
  171,450   JDS Uniphase Corporation!!....................................          698
  508,575   Lucent Technologies Inc.!!(a).................................        2,090
  279,450   Motorola, Inc. ...............................................        4,918
   96,125   QUALCOMM Inc. ................................................        6,385
   18,200   Scientific-Atlanta, Inc. .....................................          589
   49,600   Tellabs, Inc.!!...............................................          428
                                                                             ----------
                                                                                 38,866
                                                                             ----------
            OIL REFINING AND MARKETING -- 0.0%+
   16,025   Noble Corporation!!...........................................          616
                                                                             ----------
            OILFIELD SERVICES -- 0.8%
   39,975   Baker Hughes Inc. ............................................        1,458
   19,000   BJ Services Company!!.........................................          822
   52,300   Halliburton Company...........................................        1,589
   17,500   Nabors Industries, Ltd.!!.....................................          801
   12,425   Rowan Companies, Inc.!!.......................................          262
   70,275   Schlumberger Ltd. ............................................        4,488
   38,200   Transocean Inc.!!.............................................        1,065
                                                                             ----------
                                                                                 10,485
                                                                             ----------
            PACKAGING AND CONTAINERS -- 0.1%
    6,725   Ball Corporation..............................................          456
   12,675   Bemis Company, Inc. ..........................................          330
   18,775   Pactiv Corporation!!..........................................          418
   10,150   Sealed Air Corporation!!......................................          504
                                                                             ----------
                                                                                  1,708
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.6%
   10,425   Boise Cascade Corporation.....................................          361
   30,300   Georgia-Pacific Corporation...................................        1,021
   57,350   International Paper Company...................................        2,424
   12,650   Louisiana-Pacific Corporation.................................          326
   24,000   Meadwestvaco Corporation......................................          679
   21,875   Plum Creek Timber Company, Inc. ..............................          711
    6,525   Temple-Inland Inc. ...........................................          413
   26,250   Weyerhaeuser Company..........................................        1,719
                                                                             ----------
                                                                                  7,654
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            PHARMACEUTICALS -- 7.0%
   15,675   Allergan, Inc. ...............................................   $    1,319
   13,400   AmerisourceBergen Corporation.................................          733
  153,992   Amgen Inc.!!..................................................        8,958
  231,750   Bristol-Myers Squibb Company..................................        5,615
   53,250   Caremark Rx, Inc.!!...........................................        1,771
   22,400   Chiron Corporation!!..........................................          986
  134,150   Eli Lilly and Company.........................................        8,975
    9,250   Express Scripts, Inc.!!.......................................          690
   43,900   Forest Laboratories, Inc.!!...................................        3,144
   26,750   Genzyme Corporation!!.........................................        1,258
   28,600   IMS Health Inc. ..............................................          665
   28,800   King Pharmaceuticals, Inc.!!..................................          485
   32,261   Medco Health Solutions, Inc.!!................................        1,097
   29,550   MedImmune, Inc.!!.............................................          682
  265,550   Merck & Company, Inc. ........................................       11,735
  910,335   Pfizer Inc. ..................................................       31,907
  175,650   Schering-Plough Corporation...................................        2,849
   12,900   Watson Pharmaceuticals, Inc.!!................................          552
  159,000   Wyeth.........................................................        5,970
                                                                             ----------
                                                                                 89,391
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.9%
    6,025   Deluxe Corporation............................................          242
    9,750   Dow Jones & Company, Inc. ....................................          467
   32,350   Gannett Company, Inc. ........................................        2,850
   49,525   Interpublic Group of Companies, Inc.!!........................          762
    9,550   Knight-Ridder, Inc. ..........................................          700
   22,850   McGraw-Hill Companies, Inc. ..................................        1,740
    6,000   Meredith Corporation..........................................          303
   13,500   Monster Worldwide Inc.!!......................................          354
   17,900   New York Times Company, Class A...............................          791
   25,575   R.R. Donnelley & Sons Company.................................          774
   39,425   Tribune Company...............................................        1,989
                                                                             ----------
                                                                                 10,972
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.4%
   44,400   Burlington Northern Santa Fe Corporation......................        1,399
   25,550   CSX Corporation...............................................          774
   35,625   FedEx Corporation.............................................        2,678
   46,675   Norfolk Southern Corporation..................................        1,031
    7,750   Ryder System, Inc. ...........................................          300
   30,900   Union Pacific Corporation.....................................        1,848
  134,800   United Parcel Service, Inc., Class B..........................        9,414
                                                                             ----------
                                                                                 17,444
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.4%
   11,175   Apartment Investment and Management Company...................          347
   47,725   Equity Office Properties Trust................................        1,379
   33,250   Equity Residential Properties Trust...........................          993
   21,625   ProLogis Trust................................................          776
   22,850   Simon Property Group, Inc. ...................................        1,335
                                                                             ----------
                                                                                  4,830
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            RESTAURANTS -- 0.7%
   19,675   Darden Restaurants, Inc. .....................................   $      488
  150,625   McDonald's Corporation........................................        4,303
   47,300   Starbucks Corporation!!.......................................        1,786
   13,600   Wendy's International, Inc. ..................................          553
   35,125   Yum! Brands, Inc.!!...........................................        1,334
                                                                             ----------
                                                                                  8,464
                                                                             ----------
            SEMICONDUCTORS -- 3.9%
   41,625   Advanced Micro Devices, Inc.!!................................          676
   56,775   Agilent Technologies, Inc.!!..................................        1,796
   45,225   Altera Corporation!!..........................................          925
   44,625   Analog Devices, Inc. .........................................        2,142
  200,750   Applied Materials, Inc.!!.....................................        4,292
   37,100   Applied Micro Circuits Corporation!!..........................          213
   36,150   Broadcom Corporation, Class A!!...............................        1,416
  774,100   Intel Corporation.............................................       21,055
   23,425   KLA-Tencor Corporation!!......................................        1,179
   37,275   Linear Technology Corporation.................................        1,380
   39,150   Maxim Integrated Products, Inc. ..............................        1,844
   72,750   Micron Technology, Inc.!!.....................................        1,216
   21,250   National Semiconductor Corporation!!..........................          944
   18,300   Novellus Systems, Inc.!!......................................          582
   19,350   NVIDIA Corporation!!..........................................          513
   15,150   PerkinElmer, Inc. ............................................          313
   20,625   PMC -- Sierra, Inc.!!.........................................          350
   11,325   QLogic Corporation!!..........................................          374
   10,125   Tektronix, Inc. ..............................................          331
   22,850   Teradyne, Inc.!!..............................................          545
  206,825   Texas Instruments Inc. .......................................        6,043
   41,150   Xilinx, Inc.!!................................................        1,564
                                                                             ----------
                                                                                 49,693
                                                                             ----------
            SOFTWARE -- 4.5%
   28,450   Adobe Systems Inc. ...........................................        1,122
   13,475   Autodesk, Inc. ...............................................          426
   26,875   BMC Software, Inc.!!..........................................          525
   19,600   Citrix Systems, Inc.!!........................................          424
   69,475   Computer Associates International, Inc. ......................        1,866
   45,900   Compuware Corporation!!.......................................          342
   35,675   Electronic Arts Inc.!!........................................        1,925
   23,700   Intuit Inc.!!.................................................        1,064
   10,750   Mercury Interactive Corporation!!.............................          482
1,288,700   Microsoft Corporation.........................................       32,179
   44,950   Novell, Inc.!!................................................          512
  624,100   Oracle Corporation!!..........................................        7,495
   31,825   Parametric Technology Corporation!!...........................          144
   43,450   PeopleSoft, Inc.!!............................................          803
   59,200   Siebel Systems, Inc.!!........................................          681
   37,150   Symantec Corporation!!........................................        1,720
   51,050   VERITAS Software Corporation!!................................        1,374
   79,400   Yahoo! Inc.!!.................................................        3,858
                                                                             ----------
                                                                                 56,942
                                                                             ----------
            SPECIALTY STORES -- 2.4%
   35,625   Bed Bath & Beyond Inc.!!......................................        1,488
   38,750   Best Buy Company, Inc. .......................................        2,004
   13,950   Big Lots Inc.!!...............................................          202
   25,125   Circuit City Stores -- Circuit City Group.....................          284

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            SPECIALTY STORES -- (CONTINUED)
   20,550   Family Dollar Stores, Inc. ...................................   $      739
  106,950   Gap, Inc. ....................................................        2,344
  271,625   Home Depot, Inc. .............................................       10,148
   55,650   Limited Brands................................................        1,113
   93,875   Lowe's Companies, Inc. .......................................        5,269
   16,400   Nordstrom, Inc. ..............................................          654
   37,075   Office Depot, Inc.!!..........................................          698
   19,600   RadioShack Corporation........................................          650
   17,400   Sherwin-Williams Company......................................          669
   59,625   Staples, Inc.!!...............................................        1,514
   17,500   Tiffany & Company.............................................          668
   60,075   TJX Companies, Inc. ..........................................        1,475
   25,475   Toys R Us, Inc.!!.............................................          428
                                                                             ----------
                                                                                 30,347
                                                                             ----------
            STEEL -- 0.1%
    9,350   Nucor Corporation.............................................          575
   13,525   United States Steel Corporation...............................          504
                                                                             ----------
                                                                                  1,079
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 3.5%
   37,250   ALLTEL Corporation............................................        1,858
   94,725   AT&T Corporation..............................................        1,854
  325,250   AT&T Wireless Services Inc.!!.................................        4,427
  218,650   BellSouth Corporation.........................................        6,054
   17,225   CenturyTel, Inc. .............................................          474
   33,950   Citizens Communications Company!!.............................          439
  131,275   Nextel Communications, Inc., Class A!!........................        3,246
  210,850   Qwest Communications International Inc.!!.....................          909
  394,900   SBC Communications Inc. ......................................        9,691
  107,925   Sprint Corporation (FON Group)................................        1,989
  123,575   Sprint Corporation (PCS Group)!!..............................        1,137
  329,700   Verizon Communications Inc. ..................................       12,047
                                                                             ----------
                                                                                 44,125
                                                                             ----------
            TOBACCO -- 1.1%
  244,350   Altria Group, Inc. ...........................................       13,305
   10,100   R.J. Reynolds Tobacco Holdings, Inc. .........................          611
   19,800   UST Inc. .....................................................          715
                                                                             ----------
                                                                                 14,631
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $1,097,818>)..........................................    1,249,445
                                                                             ----------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 2.5%
              (Cost $31,860)
   31,860   Nations Cash Reserves, Capital
              Class Shares#...............................................       31,860
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $1,129,678*)................................     100.2%  $1,281,305
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.2)%
            Cash..........................................................   $        1
            Receivable for investment securities sold.....................          230
            Receivable for Fund shares sold...............................        1,460
            Dividends receivable..........................................        1,556
            Variation margin/due to broker................................          (31)
            Collateral on securities loaned...............................       (4,680)
            Payable for Fund shares redeemed..............................         (248)
            Investment advisory fee payable...............................         (151)
            Administration fee payable....................................          (54)
            Shareholder servicing and distribution fees payable...........           (7)
            Payable for investment securities purchased...................         (583)
            Accrued Trustees' fees and expenses...........................          (75)
            Accrued expenses and other liabilities........................         (157)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................       (2,739)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $1,278,566
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    4,553
            Accumulated net realized loss on investments and futures
              contracts sold..............................................     (205,670)
            Net unrealized appreciation of investments and futures
              contracts...................................................      152,009
            Paid-in capital...............................................    1,327,674
                                                                             ----------
            NET ASSETS....................................................   $1,278,566
                                                                             ==========


                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,245,378,078 / 57,166,656 shares outstanding)............       $21.79
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($33,187,613 / 1,533,093 shares outstanding)................       $21.65
                                                                             ==========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 +Amount represents less than 0.1%.

 >Affiliated security.

< Affiliated security as a result of the merger on April 1, 2004 with
  FleetBoston Financial Corporation.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $4,680.

 &&
  All or a portion of security segregated as collateral for futures contracts.

(a)
  All or a portion of security was on loan on March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $15,840 and $4,536, respectively.

(b)
  Fair valued security (see Note 1).

(c)
  Restricted security.

ABBREVIATIONS:

CVO  --   Contingent Value Obligation

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 96.0%
            AEROSPACE AND DEFENSE -- 1.5%
    9,100   Goodrich (BF) Corporation.....................................   $    255
   27,500   Rockwell Automation, Inc. ....................................        953
   33,200   United Technologies Corporation...............................      2,866
                                                                             --------
                                                                                4,074
                                                                             --------
            AUTOMOTIVE -- 0.8%
    6,500   AutoZone, Inc.!!..............................................        559
   16,700   Dana Corporation..............................................        332
   12,400   Eaton Corporation.............................................        697
   32,900   Ford Motor Company............................................        446
                                                                             --------
                                                                                2,034
                                                                             --------
            BEVERAGES -- 3.4%
   54,400   Anheuser-Busch Companies, Inc. ...............................      2,774
   94,200   Coca-Cola Company.............................................      4,738
   26,900   PepsiCo, Inc. ................................................      1,449
                                                                             --------
                                                                                8,961
                                                                             --------
            BROADCASTING AND CABLE -- 1.2%
   24,500   Comcast Corporation, Class A!!................................        704
   21,300   The Walt Disney Company.......................................        532
  122,500   Time Warner Inc.!!............................................      2,066
                                                                             --------
                                                                                3,302
                                                                             --------
            CHEMICALS -- BASIC -- 0.4%
   20,200   PPG Industries, Inc. .........................................      1,178
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.1%
    7,000   International Flavors & Fragrances, Inc. .....................        249
                                                                             --------
            COMMERCIAL BANKING -- 9.8%
   63,500   BB&T Corporation..............................................      2,242
  142,500   Citigroup Inc. ...............................................      7,366
    8,200   Fifth Third Bancorp...........................................        454
    6,800   Golden West Financial Corporation.............................        761
   26,000   J.P. Morgan Chase & Company...................................      1,091
    8,900   M&T Bank Corporation..........................................        800
    3,200   Marshall and Ilsley Corporation...............................        121
   14,800   Regions Financial Corporation.................................        540
   42,000   SouthTrust Corporation........................................      1,393
   30,600   SunTrust Banks, Inc. .........................................      2,133
   74,000   The Bank of New York Company, Inc. ...........................      2,330
   26,300   US Bancorp....................................................        727
   40,500   Wachovia Corporation..........................................      1,904
   44,700   Washington Mutual, Inc. ......................................      1,909
   18,700   Wells Fargo & Company.........................................      1,060
   22,300   Zions Bancorporation..........................................      1,276
                                                                             --------
                                                                               26,107
                                                                             --------
            COMMERCIAL SERVICES -- 0.3%
    8,300   Apollo Group Inc., Class A!!..................................        715
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMPUTER SERVICES -- 0.1%
      600   Computer Sciences Corporation!!...............................   $     24
    5,300   Convergys Corporation!!.......................................         81
   12,700   Electronic Data Systems Corporation...........................        245
      500   Equifax Inc. .................................................         13
                                                                             --------
                                                                                  363
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 4.0%
   61,400   Dell Inc.!!...................................................      2,064
   23,800   EMC Corporation!!.............................................        324
  103,600   Hewlett-Packard Company.......................................      2,366
   60,400   International Business Machines Corporation...................      5,548
   21,500   Xerox Corporation!!...........................................        313
                                                                             --------
                                                                               10,615
                                                                             --------
            CONGLOMERATES -- 0.4%
   39,000   Tyco International Ltd........................................      1,117
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 3.3%
   47,100   American Express Company......................................      2,443
   19,400   Countrywide Financial Corporation.............................      1,860
   10,400   Fannie Mae....................................................        773
   16,600   Freddie Mac...................................................        980
   90,600   MBNA Corporation..............................................      2,504
   11,300   Providian Financial Corporation!!.............................        148
                                                                             --------
                                                                                8,708
                                                                             --------
            DEPARTMENT AND DISCOUNT STORES -- 3.8%
   53,900   Dollar General Corporation....................................      1,035
   27,500   Federated Department Stores, Inc. ............................      1,486
   46,400   Sears, Roebuck and Company....................................      1,993
   34,400   The May Department Stores Company.............................      1,190
   75,200   Wal-Mart Stores, Inc. ........................................      4,489
                                                                             --------
                                                                               10,193
                                                                             --------
            DIVERSIFIED ELECTRONICS -- 0.1%
    1,800   LSI Logic Corporation!!.......................................         17
   16,900   Symbol Technologies, Inc. ....................................        233
                                                                             --------
                                                                                  250
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 3.6%
   24,500   3M Company....................................................      2,006
  189,900   General Electric Company&&....................................      5,795
   30,500   Gillette Company..............................................      1,193
   38,900   Sanmina -- SCI Corporation!!..................................        428
                                                                             --------
                                                                                9,422
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.4%
   27,700   NiSource Inc. ................................................        589
   16,300   TECO Energy, Inc. ............................................        238
    3,100   TXU Corporation...............................................         89
    4,100   Xcel Energy, Inc. ............................................         73
                                                                             --------
                                                                                  989
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- 0.5%
    3,100   Exelon Corporation............................................   $    213
   37,900   PG & E Corporation!!..........................................      1,098
                                                                             --------
                                                                                1,311
                                                                             --------
            ELECTRICAL EQUIPMENT -- 0.8%
   19,100   Emerson Electric Company......................................      1,144
   30,300   Molex Inc. ...................................................        921
                                                                             --------
                                                                                2,065
                                                                             --------
            EXPLORATION AND PRODUCTION -- 0.6%
   13,700   Devon Energy Corporation......................................        797
   18,200   EOG Resources, Inc. ..........................................        835
                                                                             --------
                                                                                1,632
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 0.2%
    5,100   Capital One Financial Corporation.............................        384
      700   H & R Block, Inc. ............................................         36
                                                                             --------
                                                                                  420
                                                                             --------
            FOOD AND DRUG STORES -- 1.2%
   16,700   Albertson's, Inc. ............................................        370
    4,500   CVS Corporation...............................................        159
   20,200   SUPERVALU Inc. ...............................................        617
  115,200   The Kroger Company!!..........................................      1,917
                                                                             --------
                                                                                3,063
                                                                             --------
            FOOD PRODUCTS -- 0.3%
   12,700   H.J. Heinz Company............................................        474
    4,700   Hershey Foods Corporation.....................................        389
      100   Kellogg Company...............................................          4
                                                                             --------
                                                                                  867
                                                                             --------
            HEALTH SERVICES -- 1.0%
   51,300   Humana Inc.!!.................................................        976
    8,100   Manor Care, Inc. .............................................        286
   20,700   UnitedHealth Group Inc. ......................................      1,333
                                                                             --------
                                                                                2,595
                                                                             --------
            HEAVY MACHINERY -- 0.3%
    7,400   Illinois Tool Works Inc. .....................................        586
    7,100   Thermo Electron Corporation!!.................................        201
                                                                             --------
                                                                                  787
                                                                             --------
            HOUSEHOLD PRODUCTS -- 2.0%
    7,500   Avon Products, Inc. ..........................................        569
   11,100   Colgate-Palmolive Company.....................................        612
   10,500   Kimberly-Clark Corporation....................................        663
   14,600   Procter & Gamble Company......................................      1,531
   41,000   The Clorox Company............................................      2,005
                                                                             --------
                                                                                5,380
                                                                             --------
            HOUSING AND FURNISHING -- 0.7%
   25,800   Whirlpool Corporation.........................................      1,777
                                                                             --------
            INSURANCE -- 5.3%
    1,000   Aetna Inc. ...................................................         90
   26,800   Allstate Corporation..........................................      1,218
    9,100   Ambac Financial Group, Inc. ..................................        671
   69,700   American International Group, Inc. ...........................      4,974
   25,500   Chubb Corporation.............................................      1,773
    3,500   Hartford Financial Services Group, Inc. ......................        223
   23,700   Marsh & McLennan Companies, Inc. .............................      1,097

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
   14,000   MBIA, Inc. ...................................................   $    878
    3,900   Progressive Corporation.......................................        342
   31,600   Prudential Financial, Inc. ...................................      1,415
   19,100   The St. Paul Companies, Inc. .................................        764
   13,200   Travelers Property Casualty Corporation, Class B..............        228
    5,600   XL Capital Ltd., Class A......................................        426
                                                                             --------
                                                                               14,099
                                                                             --------
            INTEGRATED OIL -- 5.5%
   39,400   Apache Corporation............................................      1,701
   46,300   ChevronTexaco Corporation.....................................      4,064
    6,200   ConocoPhillips................................................        433
  118,700   Exxon Mobil Corporation.......................................      4,937
   62,500   Marathon Oil Corporation......................................      2,104
   29,200   Occidental Petroleum Corporation..............................      1,345
    8,700   Unocal Corporation............................................        324
                                                                             --------
                                                                               14,908
                                                                             --------
            INVESTMENT SERVICES -- 4.0%
   27,200   Charles Schwab Corporation....................................        316
   23,100   Franklin Resources, Inc. .....................................      1,286
    4,000   Goldman Sachs Group, Inc. ....................................        417
   14,300   Lehman Brothers Holdings Inc. ................................      1,185
   53,400   Merrill Lynch & Company, Inc. ................................      3,181
   57,600   Morgan Stanley................................................      3,301
    6,100   Northern Trust Corporation....................................        284
    9,600   State Street Corporation......................................        500
                                                                             --------
                                                                               10,470
                                                                             --------
            LODGING AND RECREATION -- 0.4%
    8,900   Harrah's Entertainment, Inc. .................................        489
   18,800   Hasbro, Inc. .................................................        409
    4,500   Hilton Hotels Corporation.....................................         73
                                                                             --------
                                                                                  971
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 5.6%
   29,100   Abbott Laboratories...........................................      1,196
    5,500   Applera Corporation -- Applied Biosystems Group...............        109
   33,800   Biomet, Inc. .................................................      1,297
   13,800   Guidant Corporation...........................................        875
  104,000   Johnson & Johnson.............................................      5,274
   58,100   Medtronic, Inc. ..............................................      2,774
   15,400   Stryker Corporation...........................................      1,363
   28,500   Zimmer Holdings, Inc.!!.......................................      2,103
                                                                             --------
                                                                               14,991
                                                                             --------
            METALS AND MINING -- 1.7%
   71,700   Alcoa Inc. ...................................................      2,487
   49,900   Freeport-McMoran Copper & Gold, Inc., Class B.................      1,951
    1,500   Newmont Mining Corporation....................................         70
                                                                             --------
                                                                                4,508
                                                                             --------
            NATURAL GAS DISTRIBUTION -- 0.3%
    9,600   KeySpan Corporation...........................................        367
   31,000   Williams Companies, Inc. .....................................        297
                                                                             --------
                                                                                  664
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 3.0%
    5,800   Avaya Inc.!!..................................................   $     92
  191,000   Cisco Systems, Inc.!!.........................................      4,492
   89,900   Corning Inc.!!................................................      1,005
   71,400   Motorola, Inc. ...............................................      1,257
    5,700   QUALCOMM Inc. ................................................        379
   20,600   Scientific-Atlanta, Inc. .....................................        666
                                                                             --------
                                                                                7,891
                                                                             --------
            OILFIELD SERVICES -- 0.1%
    6,400   Transocean Inc.!!.............................................        178
                                                                             --------
            PAPER AND FOREST PRODUCTS -- 0.2%
   12,300   Georgia-Pacific Corporation...................................        414
                                                                             --------
            PHARMACEUTICALS -- 5.9%
    2,400   Allergan, Inc. ...............................................        202
   10,000   AmerisourceBergen Corporation.................................        547
   40,300   Amgen Inc.!!..................................................      2,344
   59,600   Bristol-Myers Squibb Company..................................      1,444
   10,600   Eli Lilly and Company.........................................        709
   28,900   King Pharmaceuticals, Inc.!!..................................        487
    7,200   Medco Health Solutions, Inc.!!................................        245
   56,800   Merck & Company, Inc. ........................................      2,510
  203,300   Pfizer Inc. ..................................................      7,125
      800   Wyeth.........................................................         30
                                                                             --------
                                                                               15,643
                                                                             --------
            PUBLISHING AND ADVERTISING -- 1.5%
   15,800   Gannett Company, Inc. ........................................      1,393
   27,300   McGraw-Hill Companies, Inc. ..................................      2,078
    9,600   Tribune Company...............................................        484
                                                                             --------
                                                                                3,955
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 1.4%
   52,800   United Parcel Service, Inc., Class B..........................      3,688
                                                                             --------
            RESTAURANTS -- 1.2%
   41,100   McDonald's Corporation........................................      1,174
    9,000   Wendy's International, Inc. ..................................        366
   45,900   Yum! Brands, Inc.!!...........................................      1,744
                                                                             --------
                                                                                3,284
                                                                             --------
            SEMICONDUCTORS -- 4.1%
      500   Agilent Technologies, Inc.!!..................................         16
   12,600   Altera Corporation!!..........................................        258
  221,700   Intel Corporation.............................................      6,030
    1,600   Linear Technology Corporation.................................         59
    1,500   Maxim Integrated Products, Inc. ..............................         71
   22,100   National Semiconductor Corporation!!..........................        982
    5,700   NVIDIA Corporation!!..........................................        151
   20,900   PerkinElmer, Inc. ............................................        432
   28,600   PMC -- Sierra, Inc.!!.........................................        485
   77,000   Texas Instruments Inc. .......................................      2,250
                                                                             --------
                                                                               10,734
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            SOFTWARE -- 4.8%
    5,800   Adobe Systems Inc. ...........................................   $    229
   19,000   Electronic Arts Inc.!!........................................      1,025
   13,500   Intuit Inc.!!.................................................        606
  281,300   Microsoft Corporation&&.......................................      7,025
    6,100   Novell, Inc.!!................................................         69
  236,000   Oracle Corporation!!..........................................      2,834
   27,400   Siebel Systems, Inc.!!........................................        315
   11,400   VERITAS Software Corporation!!................................        307
    5,100   Yahoo! Inc.!!.................................................        248
                                                                             --------
                                                                               12,658
                                                                             --------
            SPECIALTY STORES -- 2.9%
    8,800   Best Buy Company, Inc. .......................................        455
    1,400   Family Dollar Stores, Inc. ...................................         50
   23,000   Gap, Inc. ....................................................        504
   62,400   Home Depot, Inc. .............................................      2,332
   11,700   Lowe's Companies, Inc. .......................................        657
   28,200   Nordstrom, Inc. ..............................................      1,125
   14,500   RadioShack Corporation........................................        481
   26,800   Staples, Inc.!!...............................................        680
    9,300   Tiffany & Company.............................................        355
   41,600   TJX Companies, Inc. ..........................................      1,022
                                                                             --------
                                                                                7,661
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 5.0%
   28,000   ALLTEL Corporation............................................      1,397
   67,700   AT&T Corporation..............................................      1,325
   50,000   AT&T Wireless Services Inc.!!.................................        681
   86,600   BellSouth Corporation.........................................      2,398
   58,300   Nextel Communications, Inc., Class A!!........................      1,442
   79,900   SBC Communications Inc. ......................................      1,961
   81,900   Sprint Corporation (FON Group)................................      1,509
   68,900   Verizon Communications Inc. ..................................      2,517
                                                                             --------
                                                                               13,230
                                                                             --------
            TOBACCO -- 2.3%
   77,200   Altria Group, Inc. ...........................................      4,203
   31,600   R.J. Reynolds Tobacco Holdings, Inc. .........................      1,912
                                                                             --------
                                                                                6,115
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $205,470).............................................    254,236
                                                                             --------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 3.9%
              (Cost $10,243)
   10,243   Nations Cash Reserves, Capital Class Shares#..................     10,243
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

                                                                              VALUE
CONTRACTS                                                                     (000)
--------------------------------------------------------------------------------------
            PURCHASED OPTIONS -- 1.2%
    1,000   Call option
              Altria Group
              Strike price 40.00
              Expires 01/22/05............................................   $  1,485
 10(c)(d)   Call option on interest rate swap, expiring on 07/14/06. If exercised, Morgan Stanley pays fixed (3.75%) and receives 6
              month EURIBOR, Swap expires 07/13/07........................         74
 10(c)(d)   Call option on interest rate swap, expiring on 01/26/05. If exercised Commerzbank receives fixed (5.00%) and pays 3
              month LIBOR, Swap expires 01/28/15..........................        240
 53(c)(d)   Call option on interest rate swap, expiring on 06/16/04. If exercised, Morgan Stanley pays 6 month EURIBOR and receives
              fixed (3.78%), Swap expires 07/04/12........................        974
100(c)(d)   Call option on interest rate swap, expiring on 04/30/04. If exercised, Commerzbank pays fixed (1.428%) and receives 3
              month LIBOR, Swap expires 05/05/05..........................         67
 10(c)(d)   Call option on interest rate swap, expiring on 03/15/05. If exercised, Commerzbank pays 3 month LIBOR and receives fixed
              (4.615%), Swap expires 03/15/15.............................        422
    1,000   Put option
              Altria Group
              Strike price 20.00
              Expires 01/22/05............................................         13
                                                                             --------
            TOTAL PURCHASED OPTIONS
              (Cost $1,404)...............................................      3,275
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $217,117*)..................................     101.1%   267,754
                                                                             --------
            WRITTEN OPTIONS
  (1,000)   Call option,
              Altria Group
              Strike price 40.00
              Expires 01/22/05..................................   $(1,485)
(21)(c)(d)  Call option on interest rate swap, expiring on
              05/05/04. If exercised, Commerzbank pays 3 month
              LIBOR and receives fixed (3.110%), Swap expires
              05/05/09..........................................       (85)
(42)(c)(d)  Call option on interest rate swap, expiring on
              01/26/05. If exercised, Commerzbank pays fixed
              (3.315%) and receives 3 month LIBOR, Swap expires
              01/28/07..........................................      (203)

                                                                               VALUE
CONTRACTS                                                                      (000)
--------------------------------------------------------------------------------------
            WRITTEN OPTIONS -- (CONTINUED)
(42)(c)(d)  Call option on interest rate swap, expiring on
              03/15/05. If exercised, Commerzbank pays fixed
              (2.923%) and receives 3 month LIBOR, Swap expires
              03/17/07..........................................   $  (393)
  (1,000)   Put option,
              Altria Group
              Strike price 20.00
              Expires 01/22/05..................................       (13)
(500,000)(d) Put option,
              Deutschland Republic Bond,
              5.000% due 07/04/12
              Strike price 108.946
              Expires 06/14/04..................................      (865)
                                                                   -------
            TOTAL WRITTEN OPTIONS
              (Premium ($1,446))................................    (3,044)
                                                                   -------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (1.1)%
            Cash..........................................................   $      1
            Receivable for investment securities sold.....................     30,403
            Receivable for Fund shares sold...............................        363
            Dividends receivable..........................................        366
            Unrealized appreciation on swap contracts.....................        907
            Unrealized depreciation on swap contracts.....................       (835)
            Variation margin/due to broker................................        (12)
            Written options, at value (premium $1,446)....................     (3,044)
            Payable for Fund shares redeemed..............................       (158)
            Investment advisory fee payable...............................        (62)
            Administration fee payable....................................        (51)
            Shareholder servicing and distribution fees payable...........         (4)
            Payable for investment securities purchased...................    (30,565)
            Accrued Trustees' fees and expenses...........................        (68)
            Accrued expenses and other liabilities........................        (80)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (2,839)
                                                                             --------
            NET ASSETS..........................................     100.0%  $264,915
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

Nations LargeCap Enhanced Core Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
                                                                               (000)
--------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    971
            Accumulated net realized gain on investments sold and futures
              contracts...................................................      8,983
            Net unrealized appreciation of investments, swaps, options and
              futures contracts...........................................     49,215
            Paid-in capital...............................................    205,746
                                                                             --------
            NET ASSETS....................................................   $264,915
                                                                             ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($246,181,474 / 18,116,780 shares outstanding)..............     $13.59
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($18,733,597 / 1,381,960 shares outstanding)................     $13.56
                                                                             ========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 &&
  All or a portion of security segregated as collateral for futures contracts and written options.

(c)
  1 contract = $1,000,000.

(d)
  Fair valued security (see Note 1).

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 98.7%
            AEROSPACE AND DEFENSE -- 0.8%
  150,600   L-3 Communications Holdings, Inc. ............................   $    8,958
   14,925   Sequa Corporation, Class A!!..................................          737
  116,475   The Titan Corporation!!.......................................        2,352
                                                                             ----------
                                                                                 12,047
                                                                             ----------
            AIRLINES -- 0.3%
   38,175   Alaska Air Group, Inc.!!(a)...................................          941
  145,937   JetBlue Airways Corporation!!(a)..............................        3,691
                                                                             ----------
                                                                                  4,632
                                                                             ----------
            APPAREL AND TEXTILES -- 0.9%
  266,875   Coach, Inc.!!.................................................       10,939
   49,850   Timberland Company, Class A!!.................................        2,964
                                                                             ----------
                                                                                 13,903
                                                                             ----------
            AUTOMOTIVE -- 1.7%
   99,100   ArvinMeritor, Inc. ...........................................        1,965
   39,225   Borg Warner Inc. .............................................        3,327
  148,325   Carmax Inc.!!.................................................        4,331
  127,200   Copart, Inc.!!................................................        2,764
  110,150   Gentex Corporation............................................        4,778
   97,850   Lear Corporation..............................................        6,063
   38,250   Superior Industries International, Inc. ......................        1,356
                                                                             ----------
                                                                                 24,584
                                                                             ----------
            BEVERAGES -- 0.6%
  151,375   Constellation Brands, Inc.!!..................................        4,859
  208,525   PepsiAmericas, Inc. ..........................................        4,258
                                                                             ----------
                                                                                  9,117
                                                                             ----------
            BROADCASTING AND CABLE -- 0.8%
   79,150   Emmis Communications Corporation!!............................        1,885
   73,625   Entercom Communications Corporation!!.........................        3,333
   33,650   Media General Inc., Class A...................................        2,264
  142,925   Westwood One, Inc.!!..........................................        4,209
                                                                             ----------
                                                                                 11,691
                                                                             ----------
            BUILDING MATERIALS -- 0.2%
   69,950   Martin Marietta Materials, Inc. ..............................        3,229
                                                                             ----------
            BUSINESS SERVICES AND SUPPLIES -- 0.1%
  184,825   Gartner Group, Inc.!!.........................................        2,153
                                                                             ----------
            CHEMICALS -- BASIC -- 0.9%
   50,450   FMC Corporation!!.............................................        2,160
   94,700   FMC Technologies, Inc.!!......................................        2,560
  164,575   IMC Global, Inc. .............................................        2,353
  252,850   Lyondell Chemical Company(a)..................................        3,752
   98,800   Olin Corporation..............................................        1,764
                                                                             ----------
                                                                                 12,589
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 1.4%
  104,750   Airgas, Inc. .................................................        2,231
   59,225   Albemarle Corporation.........................................        1,718
   88,275   Cabot Corporation.............................................        2,895
   35,450   Cabot Microelectronics Corporation!!(a).......................        1,497
  159,075   Crompton Corporation..........................................        1,015

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- (CONTINUED)
   55,975   Cytec Industries Inc. ........................................   $    1,991
   59,025   Ferro Corporation.............................................        1,544
   73,775   Lubrizol Corporation..........................................        2,323
   29,125   Minerals Technologies Inc. ...................................        1,663
   46,300   Scotts Company, Class A!!.....................................        2,970
                                                                             ----------
                                                                                 19,847
                                                                             ----------
            COMMERCIAL BANKING -- 8.1%
  104,800   Associated Banc-Corp..........................................        4,694
  113,525   Astoria Financial Corporation.................................        4,317
   78,200   Bank of Hawaii Corporation....................................        3,623
  232,800   Banknorth Group, Inc. ........................................        7,925
   70,000   City National Corporation.....................................        4,193
  181,650   Colonial BancGroup, Inc. .....................................        3,361
  108,425   Commerce Bancorp, Inc.(a).....................................        7,143
  174,050   Compass Bancshares, Inc. .....................................        7,218
   74,025   Cullen Frost Bankers, Inc. ...................................        3,165
  121,175   Firstmerit Corporation........................................        3,157
   75,625   Greater Bay Bancorp(a)........................................        2,212
  221,900   Hibernia Corporation, Class A.................................        5,212
   77,775   Independence Community Bank Corporation.......................        3,169
   94,250   Investors Financial Services Corporation......................        3,894
  113,825   Mercantile Bankshares Corporation.............................        4,891
  293,075   National Commerce Financial Corporation.......................        8,385
  386,228   New York Community Bancorp, Inc.&&............................       13,240
   69,900   Provident Financial Group, Inc.(a)............................        2,807
   49,650   Silicon Valley Bancshares!!...................................        1,611
  436,375   Sovereign Bancorp, Inc. ......................................        9,347
  101,425   TCF Financial Corporation.....................................        5,180
  112,150   Washington Federal, Inc. .....................................        2,863
   65,225   Webster Financial Corporation.................................        3,308
   46,675   Westamerica Bancorporation....................................        2,355
   94,350   Wilmington Trust Corporation..................................        3,526
                                                                             ----------
                                                                                120,796
                                                                             ----------
            COMMERCIAL SERVICES -- 3.7%
   27,575   Bandag, Inc. .................................................        1,372
   76,375   Catalina Marketing Corporation!!..............................        1,481
  119,000   CDW Corporation...............................................        8,047
   92,000   Certegy Inc. .................................................        3,222
  124,977   ChoicePoint Inc.!!............................................        4,753
   69,000   Dycom Industries, Inc.!!......................................        1,830
  108,475   Fastenal Company..............................................        5,824
   49,725   Kelly Services, Inc. .........................................        1,472
   53,800   Korn/Ferry International!!....................................          861
  126,675   Manpower Inc. ................................................        5,890
  149,300   MPS Group, Inc.!!.............................................        1,660
   64,487   Rollins, Inc. ................................................        1,662
  150,725   SEI Investment Company........................................        4,974
   88,200   Sotheby's Holdings, Class A!!.................................        1,133
   62,300   Sylvan Learning Systems, Inc.!!...............................        2,187
  110,150   United Rentals, Inc.!!........................................        1,957
   74,425   Valassis Communications Inc.!!................................        2,263
  126,325   Viad Corporation..............................................        3,053
                                                                             ----------
                                                                                 53,641
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMPUTER SERVICES -- 2.8%
  122,325   Acxiom Corporation............................................   $    2,686
  194,500   Affiliated Computer Services, Inc., Class A!!.................       10,094
  213,600   Ceridian Corporation!!........................................        4,210
   91,350   Cognizant Technology Solutions Corporation!!..................        4,134
   74,825   CSG Systems International, Inc.!!.............................        1,285
  100,800   Fair, Issac and Company Inc.(a)...............................        3,637
   84,475   GTECH Holdings Corporation....................................        4,996
   71,175   Internet Security Systems, Inc.!!.............................        1,256
  128,150   Jack Henry & Associates, Inc. ................................        2,468
  223,850   Synopsys, Inc.!!..............................................        6,483
                                                                             ----------
                                                                                 41,249
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.3%
   68,275   Avocent Corporation!!.........................................        2,512
  104,100   Herman Miller, Inc. ..........................................        2,772
   61,425   Plexus Corporation!!..........................................        1,093
  257,350   Quantum Corporation!!.........................................          952
  158,175   Storage Technology Corporation!!..............................        4,402
   81,450   Tech Data Corporation!!.......................................        3,335
   67,925   Zebra Technologies Corporation, Class A!!.....................        4,711
                                                                             ----------
                                                                                 19,777
                                                                             ----------
            CONGLOMERATES -- 1.1%
   59,375   Granite Construction..........................................        1,411
   70,600   Pentair, Inc. ................................................        4,165
  158,325   Scana Corporation.............................................        5,598
  107,850   SPX Corporation...............................................        4,905
                                                                             ----------
                                                                                 16,079
                                                                             ----------
            CONSTRUCTION -- 0.6%
   86,850   Hovnanian Enterprises Inc.!!..................................        3,748
   79,975   Jacobs Engineering Group Inc.!!...............................        3,567
  166,675   Quanta Services, Inc.!!.......................................        1,180
                                                                             ----------
                                                                                  8,495
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.8%
  224,600   AmeriCredit Corporation!!.....................................        3,825
  190,662   Greenpoint Financial Corporation..............................        8,334
                                                                             ----------
                                                                                 12,159
                                                                             ----------
            CONSUMER SERVICES -- 0.5%
  115,650   Rent-A-Center, Inc.!!.........................................        3,816
   72,525   Valspar Corporation...........................................        3,570
                                                                             ----------
                                                                                  7,386
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 0.5%
   69,950   Neiman Marcus Group Inc., Class A.............................        3,774
  195,250   Saks, Inc.!!..................................................        3,436
                                                                             ----------
                                                                                  7,210
                                                                             ----------
            DIVERSIFIED ELECTRONICS -- 2.9%
   45,975   Black Hills Corporation.......................................        1,465
  104,250   Diebold, Inc. ................................................        5,017
   94,225   Harman International Industries, Inc. ........................        7,501

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- (CONTINUED)
   95,425   Harris Corporation............................................   $    4,620
   56,825   Hawaiian Electric Industries, Inc. ...........................        2,946
   85,400   Hubbell Inc. .................................................        3,427
  103,350   Integrated Circuit Systems, Inc.!!............................        2,587
  111,912   National Instruments Corporation..............................        3,521
   57,550   PNM Resources Inc. ...........................................        1,729
  265,650   RF Micro Devices, Inc.!!(a)...................................        2,247
   49,775   Varian Inc.!!.................................................        1,999
  229,400   Vishay Intertechnology, Inc.!!................................        4,895
                                                                             ----------
                                                                                 41,954
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 2.4%
   44,125   Carlisle Companies Inc. ......................................        2,500
  123,800   Donaldson Company, Inc. ......................................        3,284
  116,450   Energizer Holdings Inc.!!.....................................        5,437
   68,600   Federal Signal Corporation....................................        1,362
   58,400   Harsco Corporation............................................        2,657
   51,850   Kennametal Inc. ..............................................        2,140
   51,125   Lancaster Colony Corporation..................................        2,065
   49,075   Modine Manufacturing Company..................................        1,279
   49,475   Nordson Corporation...........................................        1,853
   92,375   Precision Castparts Corporation...............................        4,067
   66,725   Sensient Technologies Corporation.............................        1,246
   56,750   Teleflex Inc. ................................................        2,794
   77,575   The Brink's Company...........................................        2,140
   57,300   York International Corporation................................        2,252
                                                                             ----------
                                                                                 35,076
                                                                             ----------
            EDUCATION -- 1.4%
  143,200   Career Education Corporation!!................................        8,111
  128,275   Corinthian Colleges, Inc.!!...................................        4,241
  100,225   DeVry, Inc.!!.................................................        3,022
  104,275   Education Management Corporation!!............................        3,319
   65,300   ITT Educational Services, Inc.!!..............................        2,037
                                                                             ----------
                                                                                 20,730
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 2.7%
  124,300   Allete, Inc. .................................................        4,362
  180,875   DPL Inc. .....................................................        3,391
  107,675   Duquesne Light Holdings, Inc. ................................        2,100
   99,025   Great Plains Energy Inc. .....................................        3,346
   54,550   IDACORP, Inc. ................................................        1,631
  182,100   Northeast Utilities Company...................................        3,396
   75,825   NSTAR.........................................................        3,846
  124,275   OGE Energy Corporation........................................        3,286
  245,050   Pepco Holdings, Inc. .........................................        5,008
  167,550   Sierra Pacific Resources!!(a).................................        1,240
  108,375   Vectren Corporation...........................................        2,674
  118,600   Westar Energy, Inc. ..........................................        2,486
   51,750   WPS Resources Corporation.....................................        2,474
                                                                             ----------
                                                                                 39,240
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 0.6%
  158,300   Alliant Energy Corporation....................................        4,125
  208,800   Energy East Corporation.......................................        5,295
                                                                             ----------
                                                                                  9,420
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 0.4%
   95,450   AMETEK, Inc. .................................................   $    2,448
   50,525   Imation Corporation...........................................        1,901
   26,425   Tecumseh Products Company.....................................        1,112
                                                                             ----------
                                                                                  5,461
                                                                             ----------
            ENERGY -- MISCELLANEOUS -- 0.6%
  134,725   Puget Energy Inc. ............................................        3,014
  169,475   Wisconsin Energy Corporation..................................        5,448
                                                                             ----------
                                                                                  8,462
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 1.5%
   76,325   Forest Oil Corporation!!......................................        1,927
   80,100   Newfield Exploration Company!!................................        3,839
   81,150   Noble Energy, Inc. ...........................................        3,822
   91,225   Pogo Producing Company........................................        4,184
  329,353   XTO Energy, Inc. .............................................        8,314
                                                                             ----------
                                                                                 22,086
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.2%
   79,500   IndyMac Bancorp, Inc. ........................................        2,885
                                                                             ----------
            FOOD AND DRUG STORES -- 0.5%
   66,275   Ruddick Corporation...........................................        1,341
   87,125   Whole Foods Market, Inc. .....................................        6,530
                                                                             ----------
                                                                                  7,871
                                                                             ----------
            FOOD PRODUCTS -- 2.3%
  223,087   Dean Foods Company!!..........................................        7,451
  198,275   Hormel Foods Corporation......................................        5,815
   64,125   Interstate Bakeries Corporation...............................          729
  158,275   Smithfield Foods, Inc.!!......................................        4,292
   71,550   The J. M. Smucker Company.....................................        3,776
   75,951   Tootsie Roll Industries, Inc. ................................        2,777
  504,100   Tyson Foods Inc., Class A.....................................        9,100
                                                                             ----------
                                                                                 33,940
                                                                             ----------
            HEALTH SERVICES -- 3.9%
   72,975   Apria Healthcare Group Inc.!!.................................        2,185
   65,450   Charles River Laboratories International, Inc.!!..............        2,805
  140,825   Community Health Systems!!....................................        3,919
   89,675   Covance Inc.!!................................................        3,088
  128,825   Coventry Health Care, Inc.!!..................................        5,453
  134,925   First Health Group Corporation!!..............................        2,949
  162,500   Health Net Inc.!!.............................................        4,051
   53,900   Lifepoint Hospitals, Inc.!!...................................        1,743
  140,625   Lincare Holdings Inc.!!.......................................        4,418
  146,475   Omnicare, Inc. ...............................................        6,494
  118,350   Oxford Health Plans, Inc. ....................................        5,782
  119,450   Pacificare Health Systems Inc.!!..............................        4,724
   60,150   Stericycle, Inc.!!............................................        2,879
  107,700   Triad Hospitals, Inc.!!.......................................        3,319
   82,900   Universal Health Services, Inc., Class B......................        3,819
                                                                             ----------
                                                                                 57,628
                                                                             ----------
            HEAVY MACHINERY -- 0.5%
  107,800   Agco Corporation!!............................................        2,233
   79,000   Flowserve Corporation!!.......................................        1,655
   97,612   Graco Inc. ...................................................        2,841
                                                                             ----------
                                                                                  6,729
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 0.4%
   64,975   Blyth Industries, Inc. .......................................   $    2,123
   58,575   Church & Dwight Company, Inc. ................................        2,537
   83,550   Tupperware Corporation........................................        1,488
                                                                             ----------
                                                                                  6,148
                                                                             ----------
            HOUSING AND FURNISHING -- 3.3%
  332,687   D.R. Horton, Inc. ............................................       11,787
   79,750   Furniture Brands International, Inc. .........................        2,568
   83,275   Hon Industries Inc. ..........................................        3,094
  222,350   Lennar Corporation, Class A...................................       12,014
   95,275   Mohawk Industries Inc.!!......................................        7,846
  165,550   RPM Inc. .....................................................        2,738
   35,450   The Ryland Group, Inc. .......................................        3,149
  104,825   Toll Brothers, Inc.!!.........................................        4,762
                                                                             ----------
                                                                                 47,958
                                                                             ----------
            INSURANCE -- 5.5%
   75,825   Allmerica Financial Corporation!!.............................        2,620
  104,375   American Financial Group, Inc. ...............................        3,114
   56,025   AmerUs Group Company..........................................        2,261
  128,675   Arthur J. Gallagher & Company.................................        4,191
   98,150   Brown and Brown Inc. .........................................        3,804
   79,300   Everest Re Group, Ltd.........................................        6,775
  233,165   Fidelity National Financial, Inc. ............................        9,234
  111,850   First American Financial Corporation..........................        3,402
   91,225   HCC Insurance Holdings Inc. ..................................        2,949
   61,075   Horace Mann Educators Corporation.............................          960
   99,575   Leucadia National Corporation.................................        5,305
   67,450   MONY Group Inc.(a)............................................        2,121
   87,125   Ohio Casualty Corporation!!...................................        1,742
  259,212   Old Republic International Corporation........................        6,366
   98,525   Protective Life Corporation...................................        3,690
  134,250   Radian Group Inc. ............................................        5,719
   41,750   Stancorp Financial Group Inc. ................................        2,724
  134,150   The PMI Group, Inc. ..........................................        5,012
   97,000   Unitrin, Inc. ................................................        4,161
  119,212   W.R. Berkley Corporation......................................        4,754
                                                                             ----------
                                                                                 80,904
                                                                             ----------
            INTEGRATED OIL -- 2.0%
  131,325   Murphy Oil Corporation........................................        8,270
  170,625   Pioneer Natural Resources Company.............................        5,511
  118,725   Questar Corporation...........................................        4,326
  181,675   Valero Energy Corporation.....................................       10,893
                                                                             ----------
                                                                                 29,000
                                                                             ----------
            INVESTMENT SERVICES -- 1.8%
  114,525   A.G. Edwards, Inc. ...........................................        4,480
   97,800   Eaton Vance Corporation.......................................        3,728
   78,750   Jefferies Group, Inc. ........................................        2,782
   85,475   LaBranche & Company Inc.(a)...................................          958
   94,875   Legg Mason, Inc. .............................................        8,803

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
  104,812   Raymond James Financial, Inc. ................................   $    2,605
  117,775   Waddell & Reed Financial, Inc., Class A.......................        2,888
                                                                             ----------
                                                                                 26,244
                                                                             ----------
            LODGING AND RECREATION -- 1.5%
   93,550   Boyd Gaming Corporation.......................................        2,141
  433,325   Caesars Entertainment, Inc.!!.................................        5,651
  108,025   Callaway Golf Company.........................................        2,050
  138,825   Extended Stay America, Inc. ..................................        2,689
   76,100   International Speedway Corporation............................        3,577
   92,775   Mandalay Resort Group(a)......................................        5,312
  132,425   Six Flags, Inc.!!.............................................        1,040
                                                                             ----------
                                                                                 22,460
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 3.4%
  126,600   Apogent Technologies Inc.!!...................................        3,884
   88,175   Beckman Coulter, Inc. ........................................        4,809
  156,550   Cytyc Corporation!!...........................................        3,483
  113,150   DENTSPLY International Inc. ..................................        5,016
   84,725   Edwards Lifesciences Corporation!!............................        2,707
   62,400   Henry Schein, Inc.!!..........................................        4,457
   88,650   Hillenbrand Industries, Inc. .................................        6,018
   97,550   Patterson Dental Company!!....................................        6,693
   99,825   STERIS Corporation!!..........................................        2,575
   98,000   Varian Medical Systems, Inc.!!................................        8,459
   69,100   VISX Inc.!!...................................................        1,349
                                                                             ----------
                                                                                 49,450
                                                                             ----------
            METALS AND MINING -- 0.4%
   75,275   Arch Coal, Inc. ..............................................        2,363
   87,800   Peabody Energy Corporation....................................        4,083
                                                                             ----------
                                                                                  6,446
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 1.4%
   92,350   AGL Resources Inc. ...........................................        2,680
   88,175   Equitable Resources, Inc. ....................................        3,917
  105,225   Hanover Compressor Company!!(a)...............................        1,272
  166,912   MDU Resources Group, Inc. ....................................        3,922
  116,925   National Fuel Gas Company.....................................        2,876
  146,125   ONEOK, Inc. ..................................................        3,295
   69,550   WGL Holdings Inc. ............................................        2,093
                                                                             ----------
                                                                                 20,055
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.3%
  279,050   Aquila, Inc.!!................................................        1,314
   48,925   Western Gas Resources, Inc. ..................................        2,488
                                                                             ----------
                                                                                  3,802
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.3%
  547,025   3Com Corporation!!&&..........................................        3,862
  113,125   ADTRAN, Inc. .................................................        3,397
  124,275   Advanced Fibre Communications, Inc.!!.........................        2,738
   84,725   CommScope, Inc.!!.............................................        1,411
  167,225   McDATA Corporation, Class A!!.................................        1,177
   55,750   Newport Corporation!!.........................................          932
   65,675   Plantronics, Inc.!!...........................................        2,404

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- (CONTINUED)
  141,800   Polycom, Inc.!!...............................................   $    3,010
   90,450   Powerwave Technologies, Inc.!!(a).............................          706
                                                                             ----------
                                                                                 19,637
                                                                             ----------
            OILFIELD SERVICES -- 3.1%
   77,200   Cooper Cameron Corporation!!..................................        3,401
  215,825   ENSCO International Inc.&&....................................        6,080
  173,600   Grant Prideco Inc.!!..........................................        2,691
   71,775   Helmerich & Payne, Inc. ......................................        2,056
  121,625   National-Oilwell, Inc.!!......................................        3,440
  118,225   Patterson-UTI Energy, Inc.!!..................................        4,186
  193,925   Pride International, Inc.!!...................................        3,308
  143,150   Smith International, Inc.!!...................................        7,660
   86,600   Tidewater Inc. ...............................................        2,436
  139,525   Varco International, Inc.!!...................................        2,513
  187,725   Weatherford International Inc.!!..............................        7,890
                                                                             ----------
                                                                                 45,661
                                                                             ----------
            PACKAGING AND CONTAINERS -- 0.5%
   73,025   Longview Fibre Company........................................          815
  150,750   Packaging Corporation of America..............................        3,401
  139,550   Sonoco Products Company.......................................        3,388
                                                                             ----------
                                                                                  7,604
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.6%
   79,200   Bowater Inc. .................................................        3,456
   62,575   P.H. Glatfelter Company.......................................          703
   41,100   Potlatch Corporation..........................................        1,675
   69,857   Rayonier Inc. ................................................        3,053
                                                                             ----------
                                                                                  8,887
                                                                             ----------
            PHARMACEUTICALS -- 4.6%
  144,405   Barr Laboratories, Inc.!!.....................................        6,628
   79,575   Cephalon, Inc.!!..............................................        4,560
  289,525   Gilead Sciences, Inc.!!.......................................       16,147
  280,850   IVAX Corporation!!............................................        6,395
  430,775   Millennium Pharmaceuticals, Inc.!!............................        7,280
  383,430   Mylan Laboratories, Inc. .....................................        8,715
  100,250   Perrigo Company...............................................        2,010
   48,650   Pharmaceutical Resources, Inc.!!..............................        2,766
  134,000   Protein Design Labs, Inc.!!...................................        3,192
  121,375   Sepracor Inc.!!(a)............................................        5,838
  118,800   Valeant Pharmaceuticals International.........................        2,836
  111,100   Vertex Pharmaceuticals Inc.!!.................................        1,047
                                                                             ----------
                                                                                 67,414
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 2.3%
   36,525   Banta Corporation.............................................        1,691
  165,450   Belo Corporation..............................................        4,593
  103,950   Dun & Bradstreet Corporation!!................................        5,561
  124,950   Harte-Hanks, Inc. ............................................        2,926
   64,250   Lee Enterprises, Inc. ........................................        2,903
  141,625   Readers Digest Association, Inc., Class A.....................        1,994
   56,350   Scholastic Corporation!!......................................        1,536
   13,625   The Washington Post Company, Class B..........................       12,050
                                                                             ----------
                                                                                 33,254
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 1.8%
  120,750   C.H. Robinson Worldwide, Inc. ................................   $    5,011
   71,100   CNF Inc. .....................................................        2,389
  150,100   Expeditors International of Washington, Inc. .................        5,926
   70,300   GATX Corporation(a)...........................................        1,559
  114,650   J.B. Hunt Transport Services, Inc.!!..........................        3,230
   56,125   Overseas Shipholding Group, Inc. .............................        2,049
  119,550   Swift Transportation Company, Inc.!!..........................        2,053
   67,000   Trinity Industries, Inc. .....................................        1,863
  113,718   Werner Enterprises, Inc. .....................................        2,155
                                                                             ----------
                                                                                 26,235
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.9%
  116,875   AMB Property Corporation......................................        4,344
   75,950   Highwoods Properties, Inc. ...................................        1,991
   95,200   Hospitality Properties Trust..................................        4,417
  119,550   Liberty Property Trust........................................        5,379
   85,900   Mack-Cali Realty Corporation..................................        3,858
  142,250   New Plan Excel Realty Trust...................................        3,891
  181,275   United Dominion Realty Trust..................................        3,557
                                                                             ----------
                                                                                 27,437
                                                                             ----------
            RESTAURANTS -- 1.9%
   79,300   Applebees International Inc. .................................        3,279
   49,550   Bob Evans Farms, Inc. ........................................        1,607
  136,900   Brinker International, Inc.!!.................................        5,193
   70,750   CBRL Group Inc. ..............................................        2,805
   87,225   Krispy Kreme Doughnuts, Inc.!!(a).............................        2,995
  106,975   Outback Steakhouse, Inc. .....................................        5,210
   94,250   Ruby Tuesday, Inc. ...........................................        3,030
   73,900   The Cheesecake Factory, Inc.!!................................        3,409
                                                                             ----------
                                                                                 27,528
                                                                             ----------
            SEMICONDUCTORS -- 4.6%
  160,875   Arrow Electronics, Inc.!!.....................................        4,096
  674,050   Atmel Corporation!!...........................................        4,381
  171,775   Avnet, Inc.!!.................................................        4,207
   91,425   Credence Systems Corporation!!................................        1,086
  105,425   Cree, Inc.!!(a)...............................................        2,351
  171,925   Cypress Semiconductor Corporation!!...........................        3,519
  168,350   Fairchild Semiconductor Corporation, Class A!!................        4,045
  150,700   Integrated Device Technology, Inc.!!..........................        2,261
   94,025   International Rectifier Corporation!!.........................        4,324
  198,650   Intersil Corporation, Class A.................................        4,428
  123,600   KEMET Corporation!!...........................................        1,772
  190,425   Lam Research Corporation!!....................................        4,801
  161,225   Lattice Semiconductor Corporation!!...........................        1,407
   85,075   LTX Corporation!!.............................................        1,285
  131,750   Micrel, Inc.!!................................................        1,759
  297,525   Microchip Technology Inc. ....................................        7,903
  227,525   SanDisk Corporation!!.........................................        6,455
  105,525   Semtech Corporation!!.........................................        2,409
   73,275   Silicon Laboratories Inc.!!...................................        3,875
  191,925   TriQuint Semiconductor, Inc.!!................................        1,401
                                                                             ----------
                                                                                 67,765
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            SOFTWARE -- 3.0%
  193,087   Activision, Inc.!!............................................   $    3,055
   46,875   Advent Software, Inc.!!.......................................          877
   84,937   Ascential Software Corporation!!..............................        1,862
  376,100   Cadence Design Systems, Inc.!!................................        5,543
  114,325   Checkfree Corporation!!.......................................        3,368
  119,300   DST Systems, Inc.!!(a)........................................        5,410
   91,575   Keane Inc.!!..................................................        1,441
   96,225   Macromedia Inc.!!.............................................        1,931
   69,950   Macrovision Corporation!!.....................................        1,307
   97,500   Mentor Graphics Corporation!!.................................        1,737
  230,825   Network Associates, Inc.!!....................................        4,155
   78,125   Retek Inc.!!..................................................          591
   95,600   Reynolds & Reynolds Company, Class A..........................        2,716
   86,050   RSA Security Inc.!!...........................................        1,617
  138,250   Sybase, Inc.!!................................................        2,902
  172,075   The BISYS Group, Inc.!!.......................................        2,884
   54,600   Transaction Systems Architects, Inc.!!........................        1,263
  114,825   Wind River Systems!!..........................................        1,271
                                                                             ----------
                                                                                 43,930
                                                                             ----------
            SPECIALTY STORES -- 4.7%
  103,076   99 Cents Only Stores!!(a).....................................        2,517
  137,925   Abercrombie & Fitch Company...................................        4,667
  101,775   American Eagle Outfitters, Inc.!!.............................        2,744
   64,700   AnnTaylor Stores Corporation!!................................        2,769
   97,400   Barnes & Noble, Inc.!!........................................        3,175
   99,775   BJ's Wholesale Club, Inc.!!...................................        2,539
  111,775   Borders Group Inc. ...........................................        2,654
  124,550   Chico's FAS, Inc.!!(a)........................................        5,779
  140,350   Claire's Stores, Inc. ........................................        2,925
  164,775   Dollar Tree Stores, Inc.!!....................................        5,090
   53,575   Longs Drug Stores Corporation.................................        1,009
   96,975   Michaels Stores, Inc. ........................................        4,715
   77,600   O'Reilly Automotive Inc.!!....................................        3,107
   97,300   Payless ShoeSource, Inc.!!....................................        1,358
  204,500   PETsMart, Inc. ...............................................        5,575
  126,700   Pier 1 Imports, Inc. .........................................        3,003
   63,350   Regis Corporation.............................................        2,815
  216,200   Ross Stores, Inc. ............................................        6,618
  167,900   Williams-Sonoma, Inc.!!.......................................        5,742
                                                                             ----------
                                                                                 68,801
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.6%
  349,200   Cincinnati Bell Inc.!!&&......................................        1,421
   77,325   Price Communications Corporation!!............................        1,213
   82,125   Telephone and Data Systems, Inc. .............................        5,821
                                                                             ----------
                                                                                  8,455
                                                                             ----------
            TOBACCO -- 0.1%
   35,950   Universal Corporation.........................................        1,827
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations MidCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            UTILITIES -- MISCELLANEOUS -- 0.7%
   59,775   Alexander & Baldwin, Inc. ....................................   $    1,977
  132,156   Aqua America, Inc. ...........................................        2,865
  226,500   Republic Services, Inc. ......................................        6,132
                                                                             ----------
                                                                                 10,974
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $1,180,511)...........................................    1,449,942
                                                                             ----------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 3.6%
              (Cost $52,792)
   52,792   Nations Cash Reserves, Capital Class Shares#..................       52,792
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,233,303*)................................     102.3%   1,502,734
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (2.3)%
            Cash..........................................................   $       20
            Receivable for investment securities sold.....................       10,942
            Receivable for Fund shares sold...............................        4,212
            Dividends receivable..........................................          867
            Interest receivable...........................................           15
            Receivable from administrator.................................           18
            Receivable for variation margin...............................           58
            Collateral on securities loaned...............................      (42,002)
            Payable for Fund shares redeemed..............................         (363)
            Investment advisory fee payable...............................         (123)
            Shareholder servicing and distribution fees payable...........           (1)
            Payable for investment securities purchased...................       (6,926)
            Accrued Trustees' fees and expenses...........................          (32)
            Accrued expenses and other liabilities........................         (191)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (33,506)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $1,469,228
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    2,916
            Accumulated net realized loss on investments sold.............       (9,524)
            Net unrealized appreciation of investments and futures
              contracts...................................................      269,687
            Paid-in capital...............................................    1,206,149
                                                                             ----------
            NET ASSETS....................................................   $1,469,228
                                                                             ==========


                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,461,843,228 / 142,323,470 shares outstanding)...........       $10.27
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($7,385,098 / 719,644 shares outstanding)...................       $10.26
                                                                             ==========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $42,002.

&&All or a portion of security segregated as collateral for futures contracts.

(a)
  All or a portion of security was on loan on March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $41,508 and $40,762, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 99.6%
            AEROSPACE AND DEFENSE -- 1.9%
   65,000   AAR Corporation!!.............................................   $    798
   78,500   Alliant Techsystems Inc.!!....................................      4,271
   57,100   Armor Holdings, Inc.!!........................................      1,890
   42,000   Curtiss-Wright Corporation....................................      1,969
   54,600   DRS Technologies, Inc.!!......................................      1,528
   42,700   Esterline Technologies Corporation!!..........................      1,061
   89,700   GenCorp Inc...................................................        971
   52,650   Moog Inc.!!...................................................      1,796
   65,800   Teledyne Technologies Inc.!!..................................      1,230
   32,100   Triumph Group, Inc.!!.........................................      1,061
   22,600   Woodward Governor Company.....................................      1,441
                                                                             --------
                                                                               18,016
                                                                             --------
            AIRLINES -- 0.6%
   91,900   Atlantic Coast Airlines Holdings, Inc.!!(a)...................        668
   43,500   Forward Air Corporation!!.....................................      1,430
   72,000   Frontier Airlines, Inc.!!.....................................        750
   64,300   Mesa Air Group, Inc.!!(a).....................................        531
  117,300   SkyWest, Inc. ................................................      2,257
                                                                             --------
                                                                                5,636
                                                                             --------
            APPAREL AND TEXTILES -- 2.4%
   27,000   Ashworth Inc.!!...............................................        235
   36,500   Brown Shoe Company, Inc. .....................................      1,330
   76,600   Christopher & Banks Corporation...............................      1,617
   42,300   G & K Services, Inc., Class A.................................      1,574
   44,000   Genesco, Inc.!!...............................................      1,020
   13,700   Haggar Corporation............................................        274
   38,100   Hancock Fabrics Inc. .........................................        605
   71,900   K-Swiss Inc., Class A.........................................      1,759
   54,200   Kellwood Company..............................................      2,127
   24,000   Oshkosh B'Gosh Inc., Class A..................................        562
   32,800   Oxford Industries Inc. .......................................      1,515
   61,800   Phillips-Van Heusen Corporation...............................      1,143
  112,900   Quiksilver, Inc.!!............................................      2,467
   65,800   Russell Corporation...........................................      1,202
   79,700   Stride Rite Corporation.......................................        846
   54,100   The Children's Place Retail Stores, Inc.!!....................      1,675
   79,900   Wolverine World Wide, Inc.....................................      1,928
                                                                             --------
                                                                               21,879
                                                                             --------
            AUTOMOTIVE -- 1.2%
   66,400   Aaron Rents, Inc., Class A....................................      1,653
   46,000   Group 1 Automotive, Inc.!!....................................      1,665
   51,900   Intermet Corporation..........................................        234
   30,800   Midas, Inc.!!.................................................        599
   61,100   Myers Industries Inc..........................................        752
   71,000   Oshkosh Truck Corporation.....................................      3,954
   40,000   Standard Motor Products, Inc. ................................        627
   44,200   TBC Corporation!!.............................................      1,298
  114,100   Tower Automotive, Inc.!!......................................        575
                                                                             --------
                                                                               11,357
                                                                             --------
            BROADCASTING AND CABLE -- 0.1%
   27,200   4Kids Entertainment Inc.!!....................................        608
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            CHEMICALS -- BASIC -- 0.6%
   77,200   Delta and Pine Land Company...................................   $  1,926
   66,400   Georgia Gulf Corporation......................................      2,002
   57,800   H.B. Fuller Company...........................................      1,644
                                                                             --------
                                                                                5,572
                                                                             --------
            CHEMICALS -- SPECIALTY -- 1.5%
   45,600   Arch Chemicals, Inc. .........................................      1,287
   52,300   Cambrex Corporation...........................................      1,407
   61,400   MacDermid, Inc. ..............................................      2,160
   57,500   OM Group, Inc.!!..............................................      1,748
   81,100   Omnova Solutions Inc.!!.......................................        426
   17,700   Penford Corporation...........................................        295
  186,000   PolyOne Corporation!!.........................................      1,237
   19,400   Quaker Chemical Corporation...................................        493
   32,800   Rogers Corporation!!..........................................      1,751
   61,000   Schulman (A.) Inc. ...........................................      1,199
   44,350   TETRA Technologies Inc.!!.....................................      1,159
   64,600   Wellman Inc. .................................................        539
                                                                             --------
                                                                               13,701
                                                                             --------
            COMMERCIAL BANKING -- 7.8%
   60,600   BankUnited Financial Corporation, Class A!!...................      1,800
  119,200   Brookline Bancorp, Inc. ......................................      1,901
   74,400   Chittenden Corporation........................................      2,455
   85,500   Commercial Federal Corporation................................      2,360
   76,100   Community First Bankshares, Inc. .............................      2,446
   56,600   Downey Financial Corporation&&................................      2,994
   49,200   East West Bancorp, Inc. ......................................      2,755
   37,800   Financial Federal Corporation!!...............................      1,264
   94,400   First Midwest Bancorp, Inc. ..................................      3,223
   29,500   First Republic Bank...........................................      1,138
   81,150   Firstbank Corporation.........................................      3,376
   34,500   FirstFed Financial Corporation!!..............................      1,591
  122,500   Flagstar Bancorp, Inc.........................................      3,142
   80,000   Gold Banc Corporation, Inc. ..................................      1,304
   90,800   Hudson United Bancorp&&.......................................      3,456
   56,900   Irwin Financial Corp(a).......................................      1,535
   66,900   MAF Bancorp Inc. .............................................      2,907
   49,700   Provident Bankshares Corporation..............................      1,560
  128,760   Republic Bancorp Inc. ........................................      1,810
   58,000   Riggs National Corporation....................................        998
   52,200   Seacoast Financial Services Corporation.......................      1,749
  119,600   South Financial Group, Inc. ..................................      3,540
   69,500   Southwest Bancorporation of Texas, Inc. ......................      2,622
  119,100   Staten Island Bancorp, Inc. ..................................      2,963
   90,000   Sterling Bancshares, Inc. ....................................      1,205
   41,100   Sterling Financial Corporation!!..............................      1,516
   80,700   Susquehanna Bancshares Inc. ..................................      2,068
  150,900   TrustCo Bank Corporation NY...................................      2,031
   57,600   Umpqua Holdings Corporation(a)................................      1,163
   89,100   United Bankshares Inc. .......................................      2,718
   68,230   Waypoint Financial Corporation................................      1,830
   81,900   Whitney Holding Corporation...................................      3,419
   39,900   Wintrust Financial Corporation................................      1,940
                                                                             --------
                                                                               72,779
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- 4.7%
   98,400   ABM Industries Inc. ..........................................   $  1,766
   53,800   Administaff, Inc.!!(a)........................................        938
   61,150   ADVO Inc. ....................................................      1,970
   62,500   Arbitron Inc.!!...............................................      2,516
   12,800   Butler Manufacturing Company..................................        287
   39,600   CDI Corporation...............................................      1,278
   73,500   Central Parking Corporation...................................      1,476
   43,000   Coinstar, Inc.!!(a)...........................................        682
   30,500   Emcor Group Inc.!!............................................      1,119
   68,600   Factset Research Systems Inc.(a)..............................      2,920
   87,400   Florida Rock Industries, Inc. ................................      3,684
   76,400   Global Payments Inc. .........................................      3,444
   37,100   Heidrick & Struggles International, Inc.!!....................        888
   31,200   IMCO Recycling Inc.!!.........................................        294
   23,300   Insurance Auto Auctions Inc.!!................................        339
   84,700   Kroll Inc.!!..................................................      2,274
   83,500   Labor Ready, Inc.!!...........................................      1,129
   44,400   MAXIMUS, Inc.!!...............................................      1,554
   20,900   Memberworks Inc.!!(a).........................................        730
   56,300   NCO Group, Inc.!!.............................................      1,316
   51,100   On Assignment, Inc.!!.........................................        286
   35,100   Prepaid Legal Services Inc.!!(a)..............................        859
  124,800   PRG- Schultz International, Inc.!!(a).........................        549
   49,000   Rewards Network Inc.!!(a).....................................        490
   20,000   Roto-Rooter, Inc. ............................................      1,011
   29,000   Startek, Inc. ................................................      1,054
  110,800   Tetra Tech, Inc.!!............................................      2,378
   68,100   URS Corporation!!.............................................      1,960
   30,900   Volt Information Sciences Inc.!!..............................        755
   52,800   Watsco Inc. ..................................................      1,531
   66,700   Watson Wyatt & Company Holdings!!.............................      1,684
                                                                             --------
                                                                               43,161
                                                                             --------
            COMPUTER SERVICES -- 1.3%
   59,000   CACI International, Inc., Class A!!...........................      2,537
   95,500   Efunds Corporation!!..........................................      1,566
   65,000   ManTech International Corporation!!...........................      1,332
   50,700   Pegasus Solutions, Inc.!!.....................................        592
   32,300   QRS Corporation!!.............................................        182
   52,200   Radiant Systems, Inc.!!.......................................        314
   31,000   SCM Microsystems, Inc.!!......................................        208
   27,700   TALX Corporation..............................................        608
   86,600   WebEx Communications, Inc.!!..................................      2,575
   45,400   Websense, Inc.!!..............................................      1,344
   56,600   Zixit Corporation!!(a)........................................        825
                                                                             --------
                                                                               12,083
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.6%
  221,100   Adaptec, Inc.!!...............................................      1,936
   65,100   Agilysys, Inc.(a).............................................        775
   47,600   Brady Corporation, Class A....................................      1,813
   44,500   Global Imaging Systems, Inc.!!................................      1,478
   52,800   Hutchinson Technology, Inc.!!.................................      1,482
   34,000   Imagistics International Inc.!!...............................      1,498
   42,900   Mercury Computer Systems, Inc.!!..............................      1,094
   37,200   Micros Systems, Inc.!!........................................      1,680
  137,700   Pinnacle Systems, Inc.!!......................................      1,243

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- (CONTINUED)
   36,700   Radisys Corporation!!.........................................   $    767
   36,500   Standard Microsystems Corporation!!...........................        972
                                                                             --------
                                                                               14,738
                                                                             --------
            CONGLOMERATES -- 0.9%
   66,100   Advanced Energy Industries, Inc.!!............................      1,348
   55,800   Apogee Enterprises, Inc. .....................................        688
   60,600   Hughes Supply Inc. ...........................................      3,175
   53,600   Insituform Technologies Inc., Class A!!.......................        838
   57,700   Waste Connections, Inc.!!.....................................      2,296
                                                                             --------
                                                                                8,345
                                                                             --------
            CONSTRUCTION -- 0.5%
   39,800   ElkCorp. .....................................................      1,078
   26,600   Meritage Corporation!!........................................      1,976
  123,200   The Shaw Group Inc.!!.........................................      1,335
                                                                             --------
                                                                                4,389
                                                                             --------
            CONSUMER SERVICES -- 1.0%
   17,900   Angelica Corporation..........................................        409
   27,000   Building Materials Holding Corporation........................        474
   61,700   Fedders Corporation...........................................        352
   45,800   Kaman Corporation, Class A....................................        684
  106,600   La-Z-Boy Inc.(a)..............................................      2,319
   27,000   New England Business Service, Inc. ...........................        914
   41,900   Russ Berrie & Company Inc. ...................................      1,466
  121,900   Spherion Corporation!!........................................      1,247
   35,000   Thomas Industries Inc. .......................................      1,103
                                                                             --------
                                                                                8,968
                                                                             --------
            DEPARTMENT AND DISCOUNT STORES -- 0.2%
   57,300   Cash America Investments Inc..................................      1,320
   59,200   ShopKo Stores, Inc.!!.........................................        866
                                                                             --------
                                                                                2,186
                                                                             --------
            DIVERSIFIED ELECTRONICS -- 3.7%
  150,300   Aeroflex, Inc.!!..............................................      2,023
   27,400   Analogic Corporation..........................................      1,246
   73,500   Anixter International Inc.....................................      2,076
   78,500   Artesyn Technologies, Inc.!!..................................        747
   46,600   Audiovox Corporation, Class A!!...............................        932
   29,900   BEI Technologies, Inc.........................................        672
   22,600   Bel Fuse Inc., Class B........................................        740
   82,450   Benchmark Electronics, Inc.!!.................................      2,597
   66,700   Checkpoint Systems Inc.!!.....................................      1,261
   57,700   Concord Camera Corporation!!..................................        362
   73,100   CTS Corporation...............................................        953
   54,200   Cubic Corporation.............................................      1,409
   38,100   Daktronics, Inc.!!............................................        860
   43,200   Dionex Corporation!!..........................................      2,281
   40,000   EDO Corporation(a)............................................        963

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- (CONTINUED)
   52,475   Engineered Support Systems, Inc...............................   $  2,560
   67,200   FLIR Systems, Inc.!!(a).......................................      2,562
   45,000   Gerber Scientific Inc.!!......................................        306
   52,900   Helix Technology Corporation..................................      1,283
   34,300   Invision Technologies, Inc.!!.................................      1,704
   41,700   Itron Inc.!!..................................................        776
   32,300   Keithley Instruments, Inc.....................................        669
   72,500   Methode Electronics Inc., Class A.............................        935
  100,500   Trimble Navigation Ltd.!!.....................................      2,304
   29,900   Ultimate Electronics, Inc.!!(a)...............................        195
   42,900   Wilson Greatbatch Technologies Inc.!!.........................      1,556
                                                                             --------
                                                                               33,972
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 3.9%
   59,400   A.O. Smith Corporation........................................      1,720
   30,400   A.T. Cross Company, Class A!!.................................        198
   85,000   Acuity Brands, Inc............................................      2,030
   67,500   Albany International Corporation, Class A.....................      1,815
   46,600   Barnes Group Inc..............................................      1,300
   52,300   Belden Inc....................................................        992
   51,300   CLARCOR Inc...................................................      2,265
   34,300   CUNO, Inc.!!..................................................      1,539
   60,000   Griffon Corporation!!.........................................      1,296
   46,200   Hydril Company!!..............................................      1,210
   45,800   Ionics Inc.!!(a)..............................................      1,301
   57,200   Kaydon Corporation............................................      1,575
   19,200   Lawson Products, Inc..........................................        626
  119,200   Lennox International Inc......................................      2,211
   32,900   Lydall Inc.!!.................................................        336
   40,500   Meade Instruments Corporation!!...............................        164
   70,800   Mueller Industries, Inc.......................................      2,406
   73,000   Roper Industries, Inc.........................................      3,521
   49,200   Simpson Manufacturing Company, Inc............................      2,408
   24,800   Standex International Corporation.............................        670
   58,000   Stewart & Stevenson Services, Inc.............................        848
   54,500   Sturm, Ruger & Company Inc....................................        736
   66,100   The Nautilus Group, Inc.(a)...................................      1,041
   77,500   Tredegar Industries, Inc......................................      1,134
   84,900   Vicor Corporation!!...........................................      1,042
   64,200   Watts Industries, Inc., Class A...............................      1,502
                                                                             --------
                                                                               35,886
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.9%
   24,200   Central Vermont Public Service Corporation....................        545
   31,900   CH Energy Group, Inc..........................................      1,566
   95,800   Cleco Corporation.............................................      1,823
   97,600   EL Paso Electric Company!!....................................      1,351
   10,100   Green Mountain Power Corporation..............................        261
   29,300   UIL Holdings Corporation......................................      1,411
   68,300   UniSource Energy Corporation..................................      1,678
                                                                             --------
                                                                                8,635
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 0.3%
   43,400   Cohu, Inc.....................................................   $    809
   33,900   Intermagnetics General Corporation!!..........................        899
   57,700   Magnetek, Inc.!!..............................................        436
   29,600   Planar Systems Inc.!!.........................................        421
                                                                             --------
                                                                                2,565
                                                                             --------
            ENERGY -- MISCELLANEOUS -- 0.2%
   97,900   Avista Corporation............................................      1,852
                                                                             --------
            EXPLORATION AND PRODUCTION -- 2.7%
   84,400   Cimarex Energy Company!!......................................      2,439
   87,200   Evergreen Resources, Inc.!!...................................      2,996
   67,300   Headwaters Inc.!!.............................................      1,724
   39,600   Nuevo Energy Company!!........................................      1,289
  138,300   Patina Oil and Gas Corporation................................      3,631
   47,800   Plains Resources Inc.!!.......................................        869
   26,200   Prima Energy Corporation!!....................................        905
   72,900   Southwestern Energy Company!!.................................      1,758
   67,400   Spinnaker Exploration Company!!...............................      2,421
   53,500   Stone Energy Corporation!!....................................      2,647
   88,300   Unit Corporation!!............................................      2,421
  130,300   Vintage Petroleum, Inc........................................      1,910
                                                                             --------
                                                                               25,010
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 1.5%
   46,500   Anchor Bancorp Wisconsin Inc..................................      1,188
   49,300   Boston Private Financial Holdings, Inc........................      1,380
   77,900   Dime Community Bancshares.....................................      1,585
   94,700   Investment Technology Group, Inc.!!...........................      1,449
   71,350   New Century Financial Corporation(a)..........................      3,465
   32,600   Sourcecorp, Inc.!!............................................        864
   34,800   SWS Group, Inc................................................        623
   91,300   UCBH Holdings Inc.&&..........................................      3,656
                                                                             --------
                                                                               14,210
                                                                             --------
            FOOD AND DRUG STORES -- 0.8%
  101,100   Casey's General Stores, Inc...................................      1,678
   49,500   Duane Reade Inc.!!............................................        839
   79,250   Fred's, Inc...................................................      1,924
   24,500   Nash-Finch Company............................................        580
   78,100   The Great Atlantic & Pacific Tea Company, Inc.!!(a)...........        604
   39,600   United Natural Foods, Inc.!!..................................      1,904
                                                                             --------
                                                                                7,529
                                                                             --------
            FOOD PRODUCTS -- 1.7%
   36,500   American Italian Pasta Company(a).............................      1,457
   73,100   Corn Products International, Inc..............................      2,924
   91,600   Flowers Foods, Inc............................................      2,404
   71,700   Hain Celestial Group, Inc.!!..................................      1,584
   39,200   International Multifoods Corporation!!........................        969
   17,800   J & J Snack Foods Corporation!!...............................        804
   59,100   Lance, Inc....................................................        969

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            FOOD PRODUCTS -- (CONTINUED)
   92,900   Performance Food Group Company!!..............................   $  3,191
   59,000   Ralcorp Holdings, Inc.!!......................................      1,795
                                                                             --------
                                                                               16,097
                                                                             --------
            HEALTH SERVICES -- 3.9%
   97,650   Accredo Health, Inc.!!........................................      3,721
   64,900   American Healthways, Inc.!!(a)................................      1,585
   49,375   AMERIGROUP Corporation!!......................................      2,256
   61,000   AmSurg Corporation!!..........................................      1,385
   40,900   Centene Corporation!!.........................................      1,251
   64,700   Cross Country Healthcare, Inc.!!(a)...........................      1,077
   26,000   Curative Health Services, Inc.!!..............................        348
   62,900   Invacare Corporation..........................................      2,839
   72,400   NDCHealth Corporation.........................................      1,966
   73,550   Odyssey Healthcare, Inc.!!....................................      1,386
  101,600   Orthodontic Centers of America, Inc.!!(a).....................        803
   52,900   PAREXEL International Corporation!!...........................        945
   47,700   Pediatrix Medical Group, Inc.!!...............................      3,006
   98,800   Province Healthcare Company!!.................................      1,571
   32,700   RehabCare Group, Inc.!!.......................................        650
   92,100   Renal Care Group, Inc.!!......................................      4,215
   41,000   Sunrise Senior Living, Inc.!!(a)..............................      1,470
   55,600   United Surgical Partners International, Inc.!!................      1,887
  170,600   US Oncology, Inc.!!...........................................      2,521
   61,300   Viasys Healthcare Inc.!!......................................      1,387
                                                                             --------
                                                                               36,269
                                                                             --------
            HEAVY MACHINERY -- 2.7%
   39,300   Applied Industrial Technologies, Inc..........................        893
   40,000   Astec Industries Inc.!!.......................................        644
   66,500   Baldor Electric Company.......................................      1,528
   45,300   Briggs & Stratton Corporation.................................      3,056
   16,300   CPI Corporation...............................................        310
   38,700   Gardner Denver Machinery Inc.!!...............................      1,048
   66,700   IDEX Corporation..............................................      2,900
   88,000   JLG Industries, Inc...........................................      1,258
   23,800   Lindsay Manufacturing Company.................................        573
   53,900   Manitowoc Company, Inc........................................      1,594
   70,600   Milacron Inc..................................................        245
   79,300   Paxar Corporation!!...........................................      1,170
   50,700   Regal Beloit Corporation......................................      1,013
   29,300   Robbins & Myers, Inc..........................................        631
  181,100   Timken Company................................................      4,208
   49,400   Toro Company..................................................      3,064
   41,600   X-Rite, Inc...................................................        619
                                                                             --------
                                                                               24,754
                                                                             --------
            HOUSEHOLD PRODUCTS -- 0.1%
   13,800   National Presto Industries, Inc...............................        535
   28,300   Natures Sunshine Products Inc.................................        420
                                                                             --------
                                                                                  955
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            HOUSING AND FURNISHING -- 2.7%
   48,000   Applica Inc.!!................................................   $    540
   23,600   Bassett Furniture Industries, Inc.............................        468
  141,100   Champion Enterprises Inc.!!(a)................................      1,496
   31,500   Coachmen Industries Inc.......................................        525
   75,600   Ethan Allen Interiors, Inc....................................      3,119
   45,000   Haverty Furniture Companies, Inc..............................        958
  104,100   Interface Inc., Class A!!.....................................        828
   65,902   M.D.C. Holdings, Inc..........................................      4,639
   59,000   Monaco Coach Corporation......................................      1,581
   13,200   NVR, Inc.!!...................................................      6,071
   22,700   Salton, Inc.!!(a).............................................        213
   17,000   Skyline Corporation...........................................        656
   66,500   Standard Pacific Corporation..................................      3,990
                                                                             --------
                                                                               25,084
                                                                             --------
            INSURANCE -- 2.8%
   62,700   Delphi Financial Group, Inc., Class A.........................      2,635
  153,900   Fremont General Corporation...................................      4,709
   72,900   Hilb, Rogal and Hamilton Company..............................      2,777
   37,700   Landamerica Financial Group, Inc..............................      1,706
   44,600   Philadelphia Consolidated Holding Corporation!!...............      2,587
   59,500   Presidential Life Corporation.................................        891
   51,000   RLI Corporation...............................................      1,969
   50,400   Ryerson Tull Inc..............................................        660
   20,000   SCPIE Holdings Inc............................................        164
   55,300   Selective Insurance Group, Inc................................      1,939
   56,100   Sierra Health Services, Inc.!!................................      2,042
   36,300   Stewart Information Services Corporation......................      1,427
   93,900   UICI!!........................................................      1,386
   38,100   Zenith National Insurance Corporation(a)......................      1,494
                                                                             --------
                                                                               26,386
                                                                             --------
            INTEGRATED OIL -- 1.3%
   65,900   Cabot Oil & Gas Corporation...................................      2,014
  103,900   Input/Output, Inc.!!(a).......................................        805
   49,300   Oceaneering International Inc.!!..............................      1,501
   54,500   Remington Oil & Gas Corporation!!.............................      1,076
   57,400   St. Mary Land & Exploration Company...........................      1,919
   55,600   Swift Energy Company!!........................................      1,048
   92,400   Tom Brown, Inc.!!.............................................      3,475
                                                                             --------
                                                                               11,838
                                                                             --------
            INVESTMENT SERVICES -- 0.2%
   39,100   Piper Jaffray Companies, Inc.!!...............................      2,117
                                                                             --------
            LODGING AND RECREATION -- 2.7%
   37,100   Action Performance Companies, Inc.(a).........................        567
   42,600   Arctic Cat Inc................................................      1,086
   59,400   Argosy Gaming Company!!.......................................      2,112
   69,500   Aztar Corporation!!...........................................      1,703
   69,000   Bally Total Fitness Holding Corporation!!(a)..................        404
   78,400   Fleetwood Enterprises Inc.!!(a)...............................        963
   32,774   Huffy Corporation!!...........................................        128
   50,800   JAKKS Pacific, Inc.!!(a)......................................        762

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
   67,300   K2 Inc.!!.....................................................   $  1,079
   60,200   Marcus Corporation............................................      1,044
   71,800   Pinnacle Entertainment, Inc.!!................................        991
   88,300   Polaris Industries Inc........................................      4,011
   90,700   Prime Hospitality Corporation!!...............................      1,032
   33,400   Shuffle Master, Inc.!!(a).....................................      1,553
  116,000   Thor Industries Inc...........................................      3,116
   68,700   Winnebago Industries, Inc.(a).................................      2,141
   60,500   WMS Industries, Inc.!!........................................      1,876
                                                                             --------
                                                                               24,568
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 5.9%
   59,600   Advanced Medical Optics, Inc.!!...............................      1,454
   67,000   American Medical Systems Holdings, Inc.!!.....................      1,776
   42,000   Arthrocare Corporation!!......................................        971
   31,600   Biosite Inc.!!(a).............................................      1,010
   58,900   CONMED Corporation!!..........................................      1,740
   65,000   Cooper Companies, Inc.........................................      3,510
   47,100   Cryolife, Inc.!!(a)...........................................        280
   30,000   Datascope Corporation.........................................      1,054
   58,400   Diagnostic Products Corporation...............................      2,529
   50,500   Haemonetics Corporation!!.....................................      1,588
   40,900   Hologic, Inc.!!...............................................        828
  131,300   Hooper Holmes, Inc............................................        819
   27,700   ICU Medical, Inc.!!(a)........................................        841
   70,300   IDEXX Laboratories, Inc.!!....................................      3,997
   39,900   Immucor, Inc.!!...............................................        723
   71,000   INAMED Corporation!!..........................................      3,783
   55,000   Integra LifeSciences Holdings Corporation!!...................      1,684
   88,700   Mentor Corporation(a).........................................      2,670
   52,200   Merit Medical Systems, Inc.!!.................................      1,130
   34,700   Osteotech, Inc.!!.............................................        224
   79,400   Owens & Minor, Inc............................................      2,009
   53,200   PolyMedica Corporation........................................      1,427
   36,000   Possis Medical, Inc.!!........................................      1,013
   88,100   Priority Healthcare Corporation, Class B!!....................      1,876
   68,100   ResMed Inc.!!.................................................      3,077
   69,700   Respironics, Inc.!!...........................................      3,765
   64,800   Sola International Inc.!!.....................................      1,507
   35,400   SurModics, Inc.!!(a)..........................................        705
   77,900   Sybron Dental Specialties, Inc.!!.............................      2,123
   83,300   Techne Corporation!!..........................................      3,399
   60,700   Theragenics Corporation!!.....................................        327
   26,200   Vital Signs Inc...............................................        884
                                                                             --------
                                                                               54,723
                                                                             --------
            METALS AND MINING -- 2.0%
   32,000   A. M. Castle & Company!!......................................        289
   33,900   Brush Engineered Materials Inc.!!.............................        687
   43,000   Century Aluminum Company!!....................................      1,214
   21,300   Cleveland-Cliffs Inc.!!.......................................      1,394
   57,800   Commercial Metals Company.....................................      1,840
   32,500   Commonwealth Industries, Inc.!!...............................        238
  152,700   Massey Energy Company.........................................      3,370
   28,900   Material Sciences Corporation.................................        318

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            METALS AND MINING -- (CONTINUED)
   32,900   Quanex Corporation............................................   $  1,398
   64,900   Reliance Steel & Aluminum Company.............................      2,281
   42,200   RTI International Metals, Inc.!!..............................        668
   97,500   Steel Dynamics, Inc.!!........................................      2,416
   24,900   Steel Technologies Inc........................................        481
   42,800   Texas Industries, Inc.........................................      1,547
   24,900   Wolverine Tube Inc.!!.........................................        209
                                                                             --------
                                                                               18,350
                                                                             --------
            NATURAL GAS DISTRIBUTION -- 2.6%
  105,100   Atmos Energy Corporation......................................      2,687
   22,700   Cascade Natural Gas Corporation...............................        495
   73,300   Energen Corporation&&.........................................      3,024
   55,600   New Jersey Resources Corporation..............................      2,102
   52,400   Northwest Natural Gas Company.................................      1,638
   32,500   NUI Holding Company...........................................        550
   77,100   Piedmont Natural Gas Company, Inc.(a).........................      3,254
  148,130   Southern Union Company!!......................................      2,807
   69,000   Southwest Gas Corporation.....................................      1,615
   38,800   The Laclede Group Inc.........................................      1,176
  102,200   UGI Corporation...............................................      3,363
   48,200   Valmont Industries Inc........................................        963
                                                                             --------
                                                                               23,674
                                                                             --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.1%
   36,500   Black Box Corporation.........................................      1,955
   25,200   Brooktrout Inc.!!.............................................        500
   85,700   C-COR.Net Corporation!!.......................................      1,202
   85,100   Cable Design Technologies Corporation!!.......................        807
   65,200   Captaris Inc.!!...............................................        359
   36,400   Concord Communications, Inc.!!................................        525
  141,500   Harmonic Inc.!!...............................................      1,364
   46,800   j2 Global Communications, Inc.!!(a)...........................      1,056
   64,400   NYFIX, Inc.!!.................................................        332
   30,700   SBS Technologies, Inc.!!......................................        475
   43,200   Three-Five Systems, Inc.!!....................................        283
   27,500   Tollgrade Communications, Inc.!!..............................        439
   53,400   ViaSat, Inc.!!................................................      1,329
                                                                             --------
                                                                               10,626
                                                                             --------
            OIL REFINING AND MARKETING -- 0.5%
   32,200   CARBO Ceramics Inc............................................      2,027
   53,000   Frontier Oil Corporation......................................      1,027
   34,500   WD-40 Company.................................................      1,208
                                                                             --------
                                                                                4,262
                                                                             --------
            OILFIELD SERVICES -- 1.0%
   28,100   Atwood Oceanics, Inc.!!.......................................      1,000
   76,500   Cal Dive International, Inc.!!................................      1,976
   35,100   Dril-Quip, Inc.!!.............................................        577
   58,000   Lone Star Technologies, Inc.!!................................      1,025
   45,800   Offshore Logistics, Inc.!!....................................      1,056
   37,900   SEACOR SMIT Inc.!!............................................      1,557

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            OILFIELD SERVICES -- (CONTINUED)
   68,400   Veritas DGC Inc.!!............................................   $  1,416
   55,300   W-H Energy Services, Inc.!!...................................        800
                                                                             --------
                                                                                9,407
                                                                             --------
            PACKAGING AND CONTAINERS -- 0.4%
   73,900   AptarGroup, Inc...............................................      2,838
   27,600   Libbey Inc....................................................        716
   29,100   Mobile Mini Inc.!!(a).........................................        503
                                                                             --------
                                                                                4,057
                                                                             --------
            PAPER AND FOREST PRODUCTS -- 1.2%
   75,100   Buckeye Technologies Inc.!!...................................        778
   57,100   Caraustar Industries, Inc.!!..................................        665
   38,700   Chesapeake Corporation........................................        924
   24,300   Deltic Lumber Corporation.....................................        862
   31,700   Pope & Talbot Inc.............................................        545
   71,200   Rock-Tenn Company -- Class A..................................      1,027
   29,900   Schweitzer-Mauduit International, Inc.........................        966
   68,500   United Stationers Inc.!!......................................      2,884
   36,100   Universal Forest Products, Inc................................      1,114
  104,500   Wausau-Mosinee Paper Corporation..............................      1,472
                                                                             --------
                                                                               11,237
                                                                             --------
            PHARMACEUTICALS -- 2.7%
  105,200   Alpharma Inc., Class A........................................      2,063
   56,900   ArQule Inc.!!.................................................        338
   29,400   CIMA Labs Inc.!!..............................................        924
   60,905   Enzo Biochem, Inc.!!..........................................      1,025
  112,700   Medicis Pharmaceutical Corporation, Class A...................      4,508
   71,000   MGI Pharma, Inc.!!............................................      4,349
  135,200   NBTY, Inc.!!..................................................      5,028
   45,700   Noven Pharmaceuticals, Inc.!!.................................        981
  113,900   Pharmaceutical Product Development, Inc.!!....................      3,393
  112,100   Regeneron Pharmaceuticals, Inc.!!.............................      1,522
  120,700   Savient Pharmaceuticals Inc.!!................................        456
                                                                             --------
                                                                               24,587
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.7%
   38,600   Advanced Marketing Services Inc...............................        382
   68,700   Bowne & Company Inc...........................................      1,175
   27,300   Consolidated Graphics Inc.!!..................................      1,050
   42,300   Information Holdings Inc.!!...................................        872
   56,200   John H. Harland Company.......................................      1,748
   57,700   The Standard Register Company.................................        925
   29,300   Thomas Nelson, Inc............................................        798
                                                                             --------
                                                                                6,950
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 2.1%
   50,600   Arkansas Best Corporation.....................................      1,356
   96,000   EGL, Inc.!!...................................................      1,724
  101,401   Heartland Express, Inc........................................      2,310

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- (CONTINUED)
  125,800   Kansas City Southern Industries, Inc.!!(a)....................   $  1,749
   49,200   Kirby Corporation!!...........................................      1,662
   76,000   Knight Transportation, Inc.!!.................................      1,822
   60,200   Landstar System, Inc.!!.......................................      2,465
   55,600   USF Corporation...............................................      1,903
   67,500   Wabash National Corporation!!.................................      1,593
   96,500   Yellow Roadway Corporation!!..................................      3,249
                                                                             --------
                                                                               19,833
                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.3%
   71,300   Capital Automotive REIT.......................................      2,518
   53,100   Colonial Properties Trust(a)..................................      2,166
  101,400   Commercial Net Lease Realty...................................      2,003
   46,200   Essex Property Trust, Inc.....................................      3,026
   57,800   Gables Residential Trust......................................      2,095
   63,400   Glenborough Realty Trust Inc..................................      1,417
   56,900   Kilroy Realty Corporation.....................................      2,020
   95,700   Lexington Corporate Properties Trust..........................      2,085
   92,500   Shurgard Storage Centers, Inc.................................      3,691
                                                                             --------
                                                                               21,021
                                                                             --------
            RESTAURANTS -- 2.6%
   78,450   CEC Entertainment Inc.!!......................................      2,722
   43,200   IHOP Corporation..............................................      1,488
   73,600   Jack in the Box Inc.!!........................................      1,838
   55,800   Landry's Seafood Restaurants Inc..............................      1,665
   42,800   Lone Star Steakhouse & Saloon, Inc............................      1,249
   42,900   O'Charley's Inc.!!............................................        783
   51,600   P.F. Changs China Bistro Inc.!!...............................      2,596
   61,000   Panera Bread Company, Class A!!(a)............................      2,374
   36,400   Papa John's International Inc.!!(a)...........................      1,232
   68,200   RARE Hospitality International, Inc.!!........................      1,893
   85,700   Ryan's Family Steak Houses Inc.!!.............................      1,466
   79,900   Sonic Corporation!!...........................................      2,739
   55,500   The Steak n Shake Company!!...................................      1,068
  120,100   Triarc Companies, Inc.(a).....................................      1,316
                                                                             --------
                                                                               24,429
                                                                             --------
            SEMICONDUCTORS -- 4.8%
   51,400   Actel Corporation!!...........................................      1,163
   71,300   Alliance Semiconductor Corporation!!..........................        543
   62,800   ATMI, Inc.!!..................................................      1,653
  200,600   Axcelis Technologies, Inc.!!..................................      2,231
   90,100   Brooks Automation, Inc.!!.....................................      1,890
   51,700   C&D Technologies, Inc.........................................        864
   88,800   Cognex Corporation............................................      2,953
   61,000   Coherent, Inc.!!..............................................      1,604
   73,100   Cymer, Inc.!!.................................................      2,822
   58,100   DSP Group, Inc.!!.............................................      1,495
   36,900   Dupont Photomasks, Inc.!!(a)..................................        858
   56,700   Electro Scientific Industries, Inc.!!.........................      1,335
   78,800   ESS Technology, Inc.!!........................................      1,155
   82,900   Exar Corporation!!............................................      1,534
   67,200   FEI Company!!.................................................      1,468

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            SEMICONDUCTORS -- (CONTINUED)
  142,000   Kopin Corporation!!...........................................   $    821
  102,700   Kulicke & Soffa Industries Inc.!!.............................      1,204
  119,900   Microsemi Corporation!!.......................................      1,640
   40,100   Park Electrochemical Corporation..............................      1,015
   51,100   Pericom Semiconductor Corporation!!...........................        587
   33,500   Photon Dynamics, Inc.!!.......................................      1,093
   65,900   Photronics, Inc.!!............................................      1,169
   61,100   Power Integrations, Inc.!!....................................      1,792
   33,300   Rudolph Technologies, Inc.!!..................................        624
  302,200   Skyworks Solutions, Inc.!!....................................      3,523
   26,000   Supertex, Inc.!!..............................................        434
   81,600   Technitrol, Inc.!!............................................      1,534
   47,500   Ultratech Stepper, Inc.!!.....................................      1,107
   73,000   Varian Semiconductor Equipment Associates, Inc.!!.............      3,065
   59,400   Veeco Instruments Inc.!!......................................      1,666
                                                                             --------
                                                                               44,842
                                                                             --------
            SOFTWARE -- 4.1%
   85,900   American Management Systems!!.................................      1,649
   30,900   Ansys, Inc.!!.................................................      1,228
   62,300   Avid Technology, Inc.!!.......................................      2,874
   38,200   BARRA, Inc....................................................      1,337
   53,800   Bell Microproducts Inc.!!.....................................        387
   48,400   Carreker Corporation!!........................................        383
   71,800   Cerner Corporation!!(a).......................................      3,245
  132,100   Ciber Inc.!!..................................................      1,453
   82,400   Dendrite International, Inc.!!................................      1,318
   36,000   EPIQ Systems, Inc.!!(a).......................................        590
   76,100   FileNET Corporation!!.........................................      2,028
   77,300   Hyperion Solutions Corporation!!..............................      3,204
   58,800   JDA Software Group, Inc.!!....................................        856
   62,700   Kronos Inc.!!.................................................      2,040
   60,700   Manhattan Associates, Inc.!!..................................      1,687
   39,400   MapInfo Corporation!!.........................................        503
  113,300   Midway Games Inc.!!(a)........................................        825
   50,200   MRO Software, Inc.!!..........................................        583
   76,200   Netegrity, Inc.!!.............................................        648
   41,600   PC-Tel, Inc.!!................................................        430
   49,500   Phoenix Technologies Ltd.!!...................................        267
   71,400   Progress Software Corporation!!...............................      1,713
   68,000   Roxio, Inc.!!(a)..............................................        304
   79,600   SERENA Software, Inc.!!.......................................      1,620
   35,200   SPSS, Inc.!!..................................................        644
   90,400   Take-Two Interactive Software, Inc.!!.........................      3,324
   77,100   THQ Inc.!!....................................................      1,560
   76,700   Verity, Inc.!!................................................      1,048
                                                                             --------
                                                                               37,748
                                                                             --------
            SPECIALTY STORES -- 5.8%
   90,400   Burlington Coat Factory Warehouse Corporation.................      1,790
   41,600   Cato Corporation, Class A.....................................        835
   44,200   Cost Plus, Inc.!!.............................................      1,845
   26,700   Department 56, Inc.!!.........................................        395
   59,400   Dress Barn, Inc.!!............................................      1,042

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            SPECIALTY STORES -- (CONTINUED)
   50,300   Electronics Boutique Holdings Corporation!!...................   $  1,477
   28,200   Enesco Group, Inc.!!..........................................        324
   94,300   Fossil, Inc.!!................................................      3,145
   66,500   Goody's Family Clothing Inc...................................        949
   48,300   Guitar Center, Inc.!!.........................................      1,794
   60,600   Gymboree Corporation!!........................................      1,016
   97,000   Hot Topic, Inc.!!.............................................      2,566
   94,400   Insight Enterprises, Inc.!!...................................      1,817
   40,400   J. Jill Group Inc.!!..........................................        829
   44,150   Jo-Ann Stores, Inc.!!.........................................      1,238
   90,700   Linens 'N Things, Inc.!!......................................      3,212
   66,200   Movie Gallery, Inc............................................      1,297
  158,675   Pacific Sunwear of California, Inc.!!.........................      3,894
  119,900   PEP Boys -- Manny, Moe & Jack.................................      3,327
   38,200   School Specialty, Inc.!!(a)...................................      1,359
   72,000   SCP Pool Corporation!!........................................      2,683
   68,200   Select Comfort Corporation!!..................................      1,882
   84,600   Stein Mart Inc.!!.............................................      1,167
   75,300   The Men's Wearhouse, Inc.!!...................................      2,001
   69,600   Too Inc.!!....................................................      1,458
   75,600   Tractor Supply Company!!......................................      2,927
   80,400   Urban Outfitters, Inc.!!......................................      3,864
   60,900   Wet Seal, Inc., Class A!!(a)..................................        502
   52,700   Zale Corporation!!............................................      3,244
                                                                             --------
                                                                               53,879
                                                                             --------
            STEEL -- 0.4%
   45,500   Carpenter Technology Corporation..............................      1,496
   85,000   Maverick Tube Corporation!!...................................      2,002
                                                                             --------
                                                                                3,498
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 0.8%
   37,500   Boston Communications Group, Inc.!!...........................        444
   26,200   Catapult Communications Corporation!!.........................        467
   48,600   Commonwealth Telephone Enterprises, Inc.!!....................      1,992
   42,300   Digi International Inc.!!.....................................        418
  114,200   General Communication, Inc., Class A!!........................      1,039
   51,100   Inter-Tel Inc.................................................      1,536
   34,500   Intrado Inc.!!................................................        668
   48,600   Network Equipment Technologies Inc.!!.........................        485
   89,800   SymmetriCom Inc.!!............................................        806
                                                                             --------
                                                                                7,855
                                                                             --------
            TOBACCO -- 0.1%
   91,500   DiMon Inc.....................................................        650
                                                                             --------
            UTILITIES -- MISCELLANEOUS -- 0.1%
   30,800   American States Water Company.................................        752
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $696,161).............................................    923,525
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations SmallCap Index Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 0.0%+
            AEROSPACE AND DEFENSE -- 0.0%+
              (Cost $0)++
 $      2   TIMCO Aviation Services, Inc.,
              8.000% 01/02/07(b)(c).......................................   $      2
                                                                             --------
 SHARES
  (000)
---------
            WARRANTS -- 0.0%+
            AEROSPACE AND DEFENSE -- 0.0%+
              (Cost $0)++
        2   TIMCO Aviation Services, Inc.!!...............................          0++
                                                                             --------
            AFFILIATED INVESTMENT COMPANIES -- 4.7%
              (Cost $43,272)
   43,272   Nations Cash Reserves, Capital Class Shares#..................     43,272
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $739,433*)..................................     104.3%   966,799
                                                                             --------
            OTHER ASSETS AND LIABILITIES (NET)..................      (4.3)%
            Receivable for investment securities sold.....................   $  9,727
            Receivable for Fund shares sold...............................      1,746
            Dividends receivable..........................................        563
            Interest receivable...........................................         11
            Receivable for variation margin...............................         31
            Variation margin/due to broker................................        (15)
            Collateral on securities loaned...............................    (40,618)
            Payable for Fund shares redeemed..............................       (351)
            Investment advisory fee payable...............................       (137)
            Administration fee payable....................................        (39)
            Shareholder servicing and distribution fees payable...........         (3)
            Due to custodian..............................................        (18)
            Payable for investment securities purchased...................    (10,671)
            Accrued Trustees' fees and expenses...........................        (68)
            Accrued expenses and other liabilities........................       (156)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (39,998)
                                                                             --------
            NET ASSETS..........................................     100.0%  $926,801
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $  1,026
            Accumulated net realized loss on investments sold.............    (22,078)
            Net unrealized appreciation of investments and futures
              contracts...................................................    227,436
            Paid-in capital...............................................    720,417
                                                                             --------
            NET ASSETS....................................................   $926,801
                                                                             ========


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($914,266,702 / 50,939,215 shares outstanding)..............     $17.95
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($12,533,926 / 700,993 shares outstanding)..................     $17.88
                                                                             ========

---------------

 *Federal income tax information (see Note 11).

 !!
  Non-income producing security.

 +Amount represents less than 0.1%.

++Amount represents less than $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 10). The portion that represents cash collateral is $40,618.

 &&
  All or a portion of security segregated as collateral for futures contracts.

(a)
  All or a portion of security was on loan on March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $38,006 and $39,225, respectively.

(b)
  PIK ("Payment In Kind"). Interest or dividend payment is made with additional securities.

(c)
  Fair valued security (see Note 1).

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004


                                                         LARGECAP         LARGECAP            MIDCAP            SMALLCAP
                                                          INDEX        ENHANCED CORE          INDEX              INDEX
                                                      ---------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $0,
  $0, $0 and $2, respectively)......................  $       19,089   $        4,182     $       14,275     $        6,475
Dividend income from affiliated funds...............             938              114                240                 68
Interest............................................              --               --                 --                 --*
Securities lending..................................              11               --*                61                197
                                                      --------------   --------------     --------------     --------------
    Total investment income.........................          20,038            4,296             14,576              6,740
                                                      --------------   --------------     --------------     --------------
EXPENSES:
Investment advisory fee.............................           3,070              994              3,128              2,149
Administration fee..................................           1,985              572              2,045              1,286
Transfer agent fees.................................             267               72                380                224
Custodian fees......................................              44               51                 91                108
Legal and audit fees................................              50               62                 68                 63
Registration and filing fees........................              11               36                 27                 25
Trustees fees and expenses..........................              25               25                 25                 25
Interest expense....................................              --                1                 --*                 1
Printing expense....................................              --               --                  1                 --
Other...............................................              --               13                 --                 --
Non-recurring costs (see Note 13)...................             295               64                311                196
Cost assumed by Bank of America Corporation (see
  Note 13)..........................................            (295)             (64)              (311)              (196)
                                                      --------------   --------------     --------------     --------------
    Subtotal........................................           5,452            1,826              5,765              3,881
Shareholder servicing and distribution fees:
  Investor A Shares.................................              74               46                 11                 27
                                                      --------------   --------------     --------------     --------------
    Total expenses..................................           5,526            1,872              5,776              3,908
Fees waived by investment adviser and/or
  administrator (see Note 2)........................          (2,494)            (582)            (2,723)            (1,510)
Fees reduced by credits allowed by the custodian
  (see Note 2)......................................              --*              --*                (1)                (1)
Reimbursement from investment adviser (see Note
  13)...............................................              (1)              --*                (3)                (1)
                                                      --------------   --------------     --------------     --------------
    Net expenses....................................           3,031            1,290              3,049              2,396
                                                      --------------   --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)........................          17,007            3,006             11,527              4,344
                                                      --------------   --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.............................          (3,297)          55,321              8,151             21,186
  Written options...................................              --          (13,819)                --                 --
  Futures contracts.................................           7,736            4,558              5,999              2,696
  Swap contracts....................................              --              269                 --                 --
  Foreign currency and net other assets.............              --               (4)                --                 --
                                                      --------------   --------------     --------------     --------------
Net realized gain/(loss) on investments.............           4,439           46,325             14,150             23,882
                                                      --------------   --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities........................................         307,451           30,137            425,985            288,436
  Written options...................................              --           (3,992)                --                 --
  Futures contracts.................................             126              (59)               603                 79
  Swap contracts....................................              --              983                 --                 --
                                                      --------------   --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation)
  of investments....................................         307,577           27,069            426,588            288,515
                                                      --------------   --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments.......................................         312,016           73,394            440,738            312,397
                                                      --------------   --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $      329,023   $       76,400     $      452,265     $      316,741
                                                      ==============   ==============     ==============     ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                         LARGECAP INDEX
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/04           3/31/03
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       17,007    $       14,322
Net realized gain/(loss) on investments.....................             4,439           (93,488)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           307,577          (244,564)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           329,023          (323,730)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (15,474)          (11,143)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................              (339)             (235)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                --
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................                --                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            23,512           (39,736)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................           336,722          (374,844)
                                                                --------------    --------------
NET ASSETS:
Beginning of year...........................................           941,844         1,316,688
                                                                --------------    --------------
End of year.................................................    $    1,278,566    $      941,844
                                                                ==============    ==============
Undistributed net investment income at end of year..........    $        4,553    $        3,465
                                                                ==============    ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

        LARGECAP ENHANCED CORE                 MIDCAP INDEX                     SMALLCAP INDEX
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04          3/31/03          3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------

    $        3,006   $        1,567   $       11,527   $        6,820   $        4,344   $        2,747
            46,325          (33,703)          14,150          (12,129)          23,882          (36,842)
            27,069          (20,987)         426,588         (213,260)         288,515         (129,402)
    --------------   --------------   --------------   --------------   --------------   --------------
            76,400          (53,123)         452,265         (218,569)         316,741         (163,497)

            (2,749)          (1,108)         (10,400)          (4,852)          (3,994)          (2,076)
                --               --*              --               --               --               --
              (172)             (93)             (34)             (11)             (55)              (8)

                --           (7,725)              (3)         (11,387)          (2,685)          (2,412)
                --               --*              --               --               --               --
                --             (983)              --*             (28)             (38)             (39)
           (15,761)          54,679          164,214          417,705           91,338          185,718
    --------------   --------------   --------------   --------------   --------------   --------------
            57,718           (8,353)         606,042          182,858          401,307           17,686
    --------------   --------------   --------------   --------------   --------------   --------------

           207,197          215,550          863,186          680,328          525,494          507,808
    --------------   --------------   --------------   --------------   --------------   --------------
    $      264,915   $      207,197   $    1,469,228   $      863,186   $      926,801   $      525,494
    ==============   ==============   ==============   ==============   ==============   ==============
    $          971   $          717   $        2,916   $        1,953   $        1,026   $          763
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                              LARGECAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   11,905    $ 238,760       13,612    $ 236,155
  Issued as reinvestment of dividends.......................      484       10,358          427        7,446
  Redeemed..................................................  (11,321)    (227,179)     (16,032)    (282,650)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,068    $  21,939       (1,993)   $ (39,049)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      563    $  11,259          689    $  12,452
  Issued as reinvestment of dividends.......................       14          297           12          203
  Redeemed..................................................     (498)      (9,983)        (759)     (13,342)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       79    $   1,573          (58)   $    (687)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    1,147    $  23,512       (2,051)   $ (39,736)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

                                                                         LARGECAP ENHANCED CORE
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2004           MARCH 31, 2003
                                                              -------------------      -------------------
                                                              SHARES     DOLLARS       SHARES     DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,127    $  50,326      11,716    $ 123,224
  Issued as reinvestment of dividends.......................      13          173         152        1,911
  Redeemed..................................................  (5,176)     (63,846)     (6,298)     (68,039)
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................  (1,036)   $ (13,347)      5,570    $  57,096
                                                              ======    =========      ======    =========
PRIMARY B SHARES:
  Sold......................................................      --    $      --          --*   $      --*
  Issued as reinvestment of dividends.......................      --           --          --*          --*
  Redeemed..................................................      --           --          --*          --*
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................      --    $      --          --*   $      --*
                                                              ======    =========      ======    =========
INVESTOR A SHARES:
  Sold......................................................     238    $   2,880         462    $   5,087
  Issued as reinvestment of dividends.......................      10          136          72          900
  Redeemed..................................................    (436)      (5,430)       (781)      (8,404)
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................    (188)   $  (2,414)       (247)   $  (2,417)
                                                              ======    =========      ======    =========
  Total net increase/(decrease).............................  (1,224)   $ (15,761)      5,323    $  54,679
                                                              ======    =========      ======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                               MIDCAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   47,839    $ 412,961       80,995    $ 635,362
  Issued as reinvestment of dividends.......................      232        2,280          670        5,521
  Redeemed..................................................  (29,438)    (254,761)     (30,922)    (224,802)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   18,633    $ 160,480       50,743    $ 416,081
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      772    $   7,146          504    $   3,890
  Issued as reinvestment of dividends.......................        3           32            4           33
  Redeemed..................................................     (370)      (3,444)        (314)      (2,299)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      405    $   3,734          194    $   1,624
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   19,038    $ 164,214       50,937    $ 417,705
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                              SMALLCAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   16,332    $ 246,720       29,323    $ 392,917
  Issued as reinvestment of dividends.......................       89        1,481           86        1,250
  Redeemed..................................................  (10,149)    (157,131)     (16,681)    (210,092)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    6,272    $  91,070       12,728    $ 184,075
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      927    $  13,277        1,755    $  22,226
  Issued as reinvestment of dividends.......................        5           76            3           41
  Redeemed..................................................     (906)     (13,085)      (1,642)     (20,624)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       26    $     268          116    $   1,643
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    6,298    $  91,338       12,844    $ 185,718
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year.


                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                            OF PERIOD    (LOSS)#      INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                            --------------------------------------------------------------------------------------
LARGECAP INDEX
PRIMARY A SHARES
Year ended 3/31/2004......................   $16.37       $0.30          $ 5.39           $ 5.69          $(0.27)       $   --
Year ended 3/31/2003......................    22.09        0.25           (5.77)           (5.52)          (0.20)           --
Year ended 3/31/2002......................    22.35        0.24           (0.27)           (0.03)          (0.23)           --
Year ended 3/31/2001......................    28.90        0.24           (6.55)           (6.31)          (0.24)           --##
Year ended 3/31/2000......................    25.06        0.26            4.09             4.35           (0.25)        (0.26)
INVESTOR A SHARES
Year ended 3/31/2004......................   $16.27       $0.24          $ 5.37           $ 5.61          $(0.23)       $   --
Year ended 3/31/2003......................    21.98        0.20           (5.75)           (5.55)          (0.16)           --
Year ended 3/31/2002......................    22.24        0.18           (0.26)           (0.08)          (0.18)           --
Year ended 3/31/2001......................    28.76        0.17           (6.52)           (6.35)          (0.17)           --##
Year ended 3/31/2000......................    24.94        0.19            4.08             4.27           (0.19)        (0.26)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)The Reimbursement from Investment Adviser (see Note 13) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 13) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Primary A Shares and 0.72% for Investor A Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                                                      WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                      ----------------
                                                           RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL       NET ASSET                                 OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                 NET ASSETS       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL     END OF PERIOD     AVERAGE NET     TO AVERAGE NET   TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN++       (000)            ASSETS           ASSETS         RATE           ASSETS
----------------------------------------------------------------------------------------------------------------------

   $(0.27)       $21.79       34.82%    $1,245,378          0.26%(a)(c)       1.48%            1%          0.50%(a)(d)
    (0.20)        16.37      (25.05)       918,184           0.35(a)(b)       1.39             6            0.69(a)
    (0.23)        22.09       (0.09)     1,283,450           0.35(a)(b)       1.05             7            0.68(a)
    (0.24)        22.35      (21.94)     2,021,690           0.35(a)(b)       0.88             8            0.68(a)
    (0.51)        28.90       17.58      2,826,486           0.35(a)(b)       0.96             7            0.71(a)

   $(0.23)       $21.65       34.50%    $   33,188          0.51%(a)(c)       1.23%            1%          0.75%(a)(d)
    (0.16)        16.27      (25.28)        23,660           0.60(a)(b)       1.14             6            0.94(a)
    (0.18)        21.98       (0.30)        33,238           0.60(a)(b)       0.80             7            0.93(a)
    (0.17)        22.24      (22.18)        27,417           0.60(a)(b)       0.63             8            0.93(a)
    (0.45)        28.76       17.32         28,943           0.60(a)(b)       0.71             7            0.96(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                            OF PERIOD    (LOSS)#      INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                            --------------------------------------------------------------------------------------
LARGECAP ENHANCED CORE
PRIMARY A SHARES
Year ended 3/31/2004(d)...................   $10.00       $0.15          $ 3.59           $ 3.74          $(0.15)       $   --
Year ended 3/31/2003(d)...................    14.00        0.14           (3.53)           (3.39)          (0.07)        (0.54)
Year ended 3/31/2002(d)...................    14.90        0.13            0.38             0.51           (0.12)        (1.29)
Year ended 3/31/2001......................    22.04        0.13           (4.46)           (4.33)          (0.12)        (2.69)
Year ended 3/31/2000......................    19.39        0.16            2.78             2.94           (0.16)        (0.13)
INVESTOR A SHARES
Year ended 3/31/2004(d)...................   $ 9.98       $0.11          $ 3.59           $ 3.70          $(0.12)       $   --
Year ended 3/31/2003(d)...................    13.99        0.10           (3.51)           (3.41)          (0.06)        (0.54)
Year ended 3/31/2002(d)...................    14.89        0.09            0.39             0.48           (0.09)        (1.29)
Year ended 3/31/2001......................    22.04        0.08           (4.47)           (4.39)          (0.07)        (2.69)
Year ended 3/31/2000......................    19.39        0.11            2.78             2.89           (0.11)        (0.13)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)The Reimbursement from Investment Adviser (see Note 13) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)See Note 1 (Swaps).

(e)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 13) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.73% for Primary A Shares and 0.98% for Investor A Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                                                      WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                      ----------------
                                                           RATIO OF       RATIO OF NET                    RATIO OF
    TOTAL       NET ASSET                                 OPERATING        INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                 NET ASSETS       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL     END OF PERIOD     AVERAGE NET     TO AVERAGE NET   TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN++       (000)            ASSETS           ASSETS         RATE           ASSETS
----------------------------------------------------------------------------------------------------------------------

   $(0.15)       $13.59       37.41%     $246,181        0.50%(a)(b)(c)       1.23%          307%          0.76%(a)(e)
    (0.61)        10.00      (25.03)      191,535            0.50(a)(b)       1.26           366            0.80(a)
    (1.41)        14.00        2.80       190,130            0.50(a)(b)       0.89           345            0.75(a)
    (2.81)        14.90      (21.49)      345,795            0.50(a)(b)       0.67            97            0.70(a)
    (0.29)        22.04       15.33       593,317            0.50(a)(b)       0.80            64            0.72(a)

   $(0.12)       $13.56       37.08%     $ 18,734        0.75%(a)(b)(c)       0.98%          307%          1.01%(a)(e)
    (0.60)         9.98      (25.24)       15,663            0.75(a)(b)       1.01           366            1.05(a)
    (1.38)        13.99        2.55        25,420            0.75(a)(b)       0.64           345            1.00(a)
    (2.76)        14.89      (21.75)       32,402            0.75(a)(b)       0.42            97            0.95(a)
    (0.24)        22.04       15.04        51,433            0.75(a)(b)       0.55            64            0.97(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                            OF PERIOD     (LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                            --------------------------------------------------------------------------------------
MIDCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 6.96       $0.09          $ 3.29           $ 3.38          $(0.07)       $   --**
Year ended 3/31/2003#.....................     9.31        0.06           (2.25)           (2.19)          (0.04)        (0.12)
Year ended 3/31/2002#.....................     8.39        0.07            1.46             1.53           (0.06)        (0.55)
Period ended 3/31/2001*...................    10.00        0.08           (0.72)           (0.64)          (0.08)        (0.89)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 6.96       $0.06          $ 3.30           $ 3.36          $(0.06)       $   --**
Year ended 3/31/2003#.....................     9.33        0.05           (2.26)           (2.21)          (0.04)        (0.12)
Year ended 3/31/2002#.....................     8.41        0.05            1.46             1.51           (0.04)        (0.55)
Period ended 3/31/2001*...................     9.55        0.05           (0.24)           (0.19)          (0.06)        (0.89)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * MidCap Index Primary A and Investor A Shares were first offered on March 31, 2000 and May 31, 2000, respectively.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 **Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)The Reimbursement from Investment Adviser (see Note 13) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 13) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Primary A Shares and 0.72% for Investor A Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

                                                                                                                WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                          RATIO OF                               REIMBURSEMENTS
                                                                         OPERATING                              ----------------
                                                                          EXPENSES      RATIO OF NET                RATIO OF
    TOTAL     NET ASSET                                                  INCLUDING       INVESTMENT                OPERATING
  DIVIDENDS     VALUE             NET ASSETS     RATIO OF OPERATING   INTEREST EXPENSE INCOME/(LOSS)  PORTFOLIO   EXPENSES TO
     AND       END OF    TOTAL   END OF PERIOD  EXPENSES TO AVERAGE      TO AVERAGE      TO AVERAGE   TURNOVER      AVERAGE
DISTRIBUTIONS  PERIOD   RETURN++     (000)           NET ASSETS          NET ASSETS      NET ASSETS     RATE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

   $(0.07)     $10.27     48.67%  $1,461,843           0.25%(a)(b)(c)      0.25%(a)(c)      0.95%         9%         0.50%(a)(d)
    (0.16)       6.96    (23.77)     860,997            0.35(a)             0.35(a)         0.84         15           0.70(a)
    (0.61)       9.31     18.29      679,205            0.35(a)             0.35(a)         0.82         16           0.72(a)
    (0.97)       8.39     (7.27)     342,503            0.35(a)             0.36(a)         0.82         69           0.75(a)

   $(0.06)     $10.26     48.31%  $    7,385           0.50%(a)(b)(c)      0.50%(a)(c)      0.70%         9%         0.75%(a)(d)
    (0.16)       6.96    (23.98)       2,189            0.60(a)             0.60(a)         0.59         15           0.95(a)
    (0.59)       9.33     17.99        1,123            0.60(a)             0.60(a)         0.57         16           0.97(a)
    (0.95)       8.41     (2.84)         215            0.60+(a)            0.60+(a)        0.57+        69           1.00+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                            OF PERIOD    (LOSS)#      INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                            --------------------------------------------------------------------------------------
SMALLCAP INDEX
PRIMARY A SHARES
Year ended 3/31/2004......................   $11.59       $0.09          $ 6.40           $ 6.49          $(0.08)       $(0.05)
Year ended 3/31/2003......................    15.63        0.07           (4.00)           (3.93)          (0.05)        (0.06)
Year ended 3/31/2002......................    13.24        0.06            2.73             2.79           (0.07)        (0.33)
Year ended 3/31/2001......................    13.53        0.08           (0.31)           (0.23)          (0.06)           --
Year ended 3/31/2000......................    11.04        0.04            2.49             2.53           (0.04)           --
INVESTOR A SHARES
Year ended 3/31/2004......................   $11.57       $0.05          $ 6.39           $ 6.44          $(0.08)       $(0.05)
Year ended 3/31/2003......................    15.60        0.03           (3.99)           (3.96)          (0.01)        (0.06)
Year ended 3/31/2002......................    13.22        0.03            2.72             2.75           (0.04)        (0.33)
Year ended 3/31/2001......................    13.52        0.04           (0.32)           (0.28)          (0.02)           --
Year ended 3/31/2000......................    11.03        0.01            2.49             2.50           (0.01)           --

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)The Reimbursement from Investment Adviser (see Note 13) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 13) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.51% for Primary A Shares and 0.76% for Investor A Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

                                                                                                             WITHOUT WAIVERS
                                                                                                              AND/OR EXPENSE
                                                                       RATIO OF                               REIMBURSEMENTS
                                                                      OPERATING                              ----------------
                                                                       EXPENSES      RATIO OF NET                RATIO OF
    TOTAL     NET ASSET                                               INCLUDING       INVESTMENT                OPERATING
  DIVIDENDS     VALUE             NET ASSETS   RATIO OF OPERATING  INTEREST EXPENSE INCOME/(LOSS)  PORTFOLIO   EXPENSES TO
     AND       END OF    TOTAL   END OF PERIOD EXPENSES TO AVERAGE    TO AVERAGE      TO AVERAGE   TURNOVER      AVERAGE
DISTRIBUTIONS  PERIOD   RETURN++     (000)         NET ASSETS         NET ASSETS      NET ASSETS     RATE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

   $(0.13)     $17.95     56.11%   $914,267           0.31%(a)(c)    0.31%(a)(b)(c)      0.57%        16%         0.53%(a)(d)
    (0.11)      11.59    (25.26)    517,680           0.40(a)            0.40(a)         0.51         26           0.76(a)
    (0.40)      15.63     21.30     499,084           0.40(a)            0.40(a)         0.46         18           0.76(a)
    (0.06)      13.24     (1.74)    256,465           0.41(a)            0.41(a)         0.56         65           0.79(a)
    (0.04)      13.53     22.97     196,593           0.51(a)            0.51(a)         0.35         53           0.77(a)

   $(0.13)     $17.88     55.73%   $ 12,534           0.56%(a)(c)    0.56%(a)(b)(c)      0.32%        16%         0.78%(a)(d)
    (0.07)      11.57    (25.46)      7,814           0.65(a)            0.65(a)         0.26         26           1.01(a)
    (0.37)      15.60     20.97       8,724           0.65(a)            0.65(a)         0.21         18           1.01(a)
    (0.02)      13.22     (2.06)      6,517           0.66(a)            0.66(a)         0.31         65           1.04(a)
    (0.01)      13.52     22.67       7,610           0.75(a)            0.76(a)         0.10         53           1.02(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the four index portfolios of Funds Trust:
LargeCap Index Fund, LargeCap Enhanced Core Fund (formerly Managed Index Fund), MidCap Index Fund and SmallCap Index Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer two classes of shares:
Primary A Shares and Investor A Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Certain securities may be valued using prices provided by a pricing service or based upon broker-dealer quotations. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity markets. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase put options on stock index futures contracts, stock indices, swap contracts ("swaptions") or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund may write options on such futures contracts primarily for the purpose of terminating existing positions. The Funds may also engage these techniques for non-hedging purposes such as seeking yield enhancement.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying

NATIONS FUNDS
security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the LargeCap Enhanced Core Fund has reclassified periodic payments made under interest rate swap agreements, previously

NATIONS FUNDS
included within interest income, as a component of realized gain/(loss) in the Statements of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statements of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased net investment income and decreased net realized gains by $528,595, $627,313 and $176,408 for the years ended March 31, 2004, March 31, 2003 and March 31, 2002, respectively, but had no effect on the Fund's net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period. Financial highlight reclassifications appear as follows:

                                                          NET INVESTMENT      NET INVESTMENT     NET INVESTMENT    NET INVESTMENT
                                                         INCOME PER SHARE    INCOME PER SHARE     INCOME RATIO      INCOME RATIO
                                                            (PREVIOUS)          (REVISED)          (PREVIOUS)        (REVISED)
YEAR ENDED 3/31/04                                       ------------------------------------------------------------------------
Primary A..............................................       $ 0.13              $ 0.15              1.02%             1.23%
Investor A.............................................         0.09                0.11              0.77              0.98

YEAR ENDED 3/31/03
Primary A..............................................       $ 0.10              $ 0.14              0.90%             1.26%
Investor A.............................................         0.07                0.10              0.65              1.01

YEAR ENDED 3/31/02
Primary A..............................................       $ 0.12              $ 0.13              0.83%             0.89%
Investor A.............................................         0.08                0.09              0.58              0.64

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid at least annually for each of the Funds. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class.

NATIONS FUNDS

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Fund:

                                                                ANNUAL RATE
---------------------------------------------------------------------------
LargeCap Index Fund and MidCap Index Fund...................       0.10%
SmallCap Index Fund.........................................       0.15%
LargeCap Enhanced Core Fund.................................       0.40%

Prior to November 1, 2003, under the Investment Advisory Agreement, BACAP was entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.40% of each Fund's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.10% of the LargeCap Index, MidCap Index and SmallCap Index Funds' and 0.23% of the LargeCap Enhanced Core Fund's average daily net assets. Prior to November 1, 2003, under the administration agreement, BACAP Distributors was entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of each Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned an annual rate of 0.09% of the Funds' average daily net assets (net of waivers and sub-administration fees) for its administration services.

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. For the period November 1, 2003 until July 31, 2004, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                            ANNUAL RATE
---------------------------------------------------------------------------
LargeCap Index Fund and MidCap Index Fund...................       0.14%
SmallCap Index Fund.........................................       0.21%
LargeCap Enhanced Core Fund.................................       0.50%

Prior to November 1, 2003, BACAP and/or BACAP Distributors had agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                            ANNUAL RATE
---------------------------------------------------------------------------
LargeCap Index Fund and MidCap Index Fund...................       0.35%
SmallCap Index Fund.........................................       0.40%
LargeCap Enhanced Core Fund.................................       0.50%

BACAP and/or BACAP Distributors is entitled to recover from LargeCap Index Fund, LargeCap Enhanced Core Fund and SmallCap Index Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

NATIONS FUNDS

At March 31, 2004, the amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                  POTENTIAL AMOUNT TO    POTENTIAL AMOUNT TO         AMOUNT
                                                   RECOVER WITHIN 3       RECOVER WITHIN 2      RECOVERED DURING
                                                         YEARS                  YEARS             PERIOD ENDED
FUND                                                 AS OF 3/31/04          AS OF 3/31/04           3/31/04
----------------------------------------------------------------------------------------------------------------
LargeCap Index..................................      $ 2,493,786            $ 3,142,504              $--
LargeCap Enhanced Core..........................          581,572                495,650               --
SmallCap Index..................................        1,510,455              1,815,116               --

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2004, expenses of the Funds were reduced by $1,744 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Funds. For the year ended March 31, 2004, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                                SUB-TRANSFER AGENT FEE
FUND                                                                    (000)
--------------------------------------------------------------------------------------
LargeCap Index..............................................             $ 13
LargeCap Enhanced Core......................................                7
MidCap Index................................................               32
SmallCap Index..............................................               21

BACAP Distributors serves as distributor of the Funds' shares.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Fund's Statement of net assets.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                        ADMINISTRATION FEES
                                                     ADVISORY FEES       (EARNED BY BACAP
                                                   (EARNED BY BACAP)       DISTRIBUTORS)
FUND                                                     (000)                 (000)
-------------------------------------------------------------------------------------------
LargeCap Index Fund..............................        $ 26                  $ 14
LargeCap Enhanced Core Fund......................          13                     7
MidCap Index Fund................................          22                    12
SmallCap Index Fund..............................           8                     4

NATIONS FUNDS

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted a combined shareholder servicing and distribution plan for the Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2004, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                               CURRENT
                                                                 RATE
                                                              (AFTER FEE    PLAN
                                                               WAIVERS)     LIMIT
                                                              -------------------
Investor A Combined Shareholder Servicing and Distribution
  Plan......................................................     0.25%      0.25%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
LargeCap Index..............................................  $ 38,381     $ 10,032
LargeCap Enhanced Core......................................   735,615      724,826
MidCap Index................................................   288,033      109,110
SmallCap Index..............................................   213,547      121,871

5.  FUTURES CONTRACTS

At March 31, 2004, the following Funds had futures contracts open:

                                                                                                 MARKET        UNREALIZED
                                                                           VALUE OF CONTRACT    VALUE OF     APPRECIATION/
                                                              NUMBER OF       WHEN OPENED       CONTRACTS    (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)            (000)          (000)
---------------------------------------------------------------------------------------------------------------------------
LARGECAP INDEX:
S&P 500 Futures (long position)
Expiring June 2004(a).......................................     101            $28,021          $28,403          $382
LARGECAP ENHANCED CORE:
S&P 500 Futures (long position)
Expiring June 2004(a).......................................      41             11,426           11,530           104
MIDCAP INDEX:
MidCap 400 Futures (long position)
Expiring June 2004(a).......................................      61             18,151           18,407           256
SMALLCAP INDEX
Russell 2000 Futures (long position)
Expiring June 2004(a).......................................      10              2,883            2,953            70

---------------

(a)Securities have been segregated as collateral for each Fund's open futures contracts.

NATIONS FUNDS

6.  WRITTEN OPTIONS

Written options for the LargeCap Enhanced Core Fund for the year ended March 31, 2004 aggregated the following:

                                                                          PREMIUM
                                                              NUMBER OF   RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS    (000)
----------------------------------------------------------------------------------
Options outstanding at March 31, 2003.......................    46,236    $  7,129
Options written.............................................   522,613      11,296
Options terminated in closing purchase transactions.........   (31,381)    (11,837)
Options expired.............................................   (35,363)     (5,142)
                                                               -------    --------
Options outstanding at March 31, 2004.......................   502,105    $  1,446
                                                               =======    ========

7.  SWAP CONTRACTS

At March 31, 2004, the LargeCap Enhanced Core Fund had the following swap contracts outstanding:

                                                                                                                  UNREALIZED
                                NOTIONAL                                                 PAYMENTS               APPRECIATION/
                                 AMOUNT            PAYMENTS MADE BY                    RECEIVED BY              (DEPRECIATION)
DESCRIPTION                      (000)                 THE FUND                          THE FUND                   (000)
------------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup,                          Notional Amount X                 Notional Amount X
  Effective July 24, 2003,                        (SPX Corp. Index)                 (SPX Corp. Index)
  expiring July 22, 2005(a)...  $16,827        Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)            $ 129

Contract with Citigroup,
  Effective August 12, 2003,                      Notional Amount X                 Notional Amount X
  expiring August 20,                             (SPX Corp. Index)                 (SPX Corp. Index)
  2004(a).....................    9,813        Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)              217

Contract with Deutsche Bank,                      Notional Amount X                 Notional Amount X
  Effective June 26, 2003,                        (SPX Corp. Index)                 (SPX Corp. Index)
  expiring June 23, 2005(a)...   17,157        Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)              177

Contract with Deutsche Bank,                      Notional Amount X                 Notional Amount X
  Effective June 26, 2003,                           (NDX Index)                       (NDX Index)
  expiring June 23, 2005(a)...    8,803        Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)             (131)

Contract with Deutsche Bank,                      Notional Amount X                 Notional Amount X
  effective July 24, 2003,                           (NDX Index)                       (NDX Index)
  expiring July 22, 2005(a)...    8,666        Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)             (144)

Contract with Deutsche Bank,
  effective August 12, 2003,                      Notional Amount X                 Notional Amount X
  expiring August 20,                            (Deere & Co. Index)               (Deere & Co. Index)
  2004(a).....................    4,984        Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)              (84)

                                                  Notional Amount X                 Notional Amount X
Contract with Deutsche Bank,                  (Freeport-McMoran Copper &        (Freeport-McMoran Copper &
  Effective February 23, 2004,                    Gold, Inc. Index)                 Gold, Inc. Index)
  expiring May 21, 2004(a)....    2,151        Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)             (129)

Contract with Merrill Lynch,                      Notional Amount X                 Notional Amount X
  Effective February 23, 2004,                    (SPX Corp. Index)                 (SPX Corp. Index)
  expiring May 21, 2004(a)....   14,607        Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)              134

Contract with Citigroup,                          Notional Amount X                 Notional Amount X
  Effective February 3, 2004,                     (SPX Corp. Index)                 (SPX Corp. Index)
  expiring May 21, 2004(a)....   16,576        Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)              183

Contract with Commerzbank,                        Notional Amount X                 Notional Amount X
  Effective February 12, 2004,                    (SPX Corp. Index)                 (SPX Corp. Index)
  expiring May 21, 2004(a)....   11,940        Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)               67

Contract with Merrill Lynch,                      Notional Amount X                 Notional Amount X
  Effective February 12, 2004,                (Forest Labs, Inc. Index)         (Forest Labs, Inc. Index)
  expiring May 21, 2004(a)....    3,077        Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)              (67)

NATIONS FUNDS

                                                                                                                  UNREALIZED
                                NOTIONAL                                                 PAYMENTS               APPRECIATION/
                                 AMOUNT            PAYMENTS MADE BY                    RECEIVED BY              (DEPRECIATION)
DESCRIPTION                      (000)                 THE FUND                          THE FUND                   (000)
------------------------------------------------------------------------------------------------------------------------------
Contract with Merrill Lynch,
  Effective February 5, 2004,                     Notional Amount X                 Notional Amount X
  expiring January 28,                            (SPX Corp. Index)                 (SPX Corp. Index)
  2005(a).....................   21,127        Max (0, Vol@2-Strike@2)           Max (0, Strike@2-Vol@2)             (105)

Contract with Deutsche Bank,
  Effective February 3, 2004,                     Notional Amount X                 Notional Amount X
  expiring January 28,                               (NDX Index)                       (NDX Index)
  2005(a).....................    9,398        Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)               (4)

Contract with Citigroup,                          Notional Amount X                 Notional Amount X
  Effective February 3, 2004,               (Novellus Systems, Inc. Index)    (Novellus Systems, Inc. Index)
  expiring May 21, 2004(a)....    2,778        Max (0, Strike@2-Vol@2)           Max (0, Vol@2-Strike@2)             (171)
                                                                                                                    -----

Total unrealized
  appreciation................                                                                                      $  72
                                                                                                                    =====

---------------

(a)Fair value.

8.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

9.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
LargeCap Enhanced Core......................................      $60           1.46%
MidCap Index................................................        8           1.44
SmallCap Index..............................................       39           1.59

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

10.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of

NATIONS FUNDS
loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2004, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
LargeCap Index..............................................       $ 4,536            $ 4,680
MidCap Index................................................        40,762             42,002
SmallCap Index..............................................        39,225             40,618

11.  INCOME TAXES

Information on the tax components of capital as of March 31, 2004 is as follows:

                                                                                                   NET TAX
                                                                                                  UNREALIZED
                                                                                                APPRECIATION/
                                                                                                (DEPRECIATION)
                                                                                  NET TAX       ON DERIVATIVES   UNDISTRIBUTED
                                     COST OF                                     UNREALIZED      AND FOREIGN        ORDINARY
                                   INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND       INCOME/
                                     FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER       (ACCUMULATED
                                    PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS       ASSETS       ORDINARY LOSS)
FUND                                  (000)         (000)          (000)           (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
LargeCap Index...................  $1,149,631      $329,323      $(197,649)       $131,674         $    --           $4,553
LargeCap Enhanced Core...........     219,201        50,117         (1,564)         48,553          (1,526)           9,010
MidCap Index.....................   1,246,671       317,982        (61,919)        256,063              --            3,915
SmallCap Index...................     784,633       230,128        (47,962)        182,166              --            3,172


                                   UNDISTRIBUTED
                                     LONG-TERM
                                      GAINS/
                                   (ACCUMULATED
                                   CAPITAL LOSS)
FUND                                   (000)
---------------------------------  -------------
LargeCap Index...................    $(185,335)
LargeCap Enhanced Core...........        3,132
MidCap Index.....................        3,101
SmallCap Index...................       21,046

At March 31, 2004, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN    EXPIRING IN    EXPIRING IN
                                                                 2009           2010           2011
FUND                                                             (000)          (000)          (000)
-------------------------------------------------------------------------------------------------------
LargeCap Index..............................................    $30,989        $39,881       $114,144

During the year ended March 31, 2004, the following Funds utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
LargeCap Index..............................................      $   220
LargeCap Enhanced Core......................................       21,897
SmallCap Index..............................................        1,155

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2004, the following Funds elected to defer losses occurring between November 1, 2003 and March 31, 2004 under these rules, as follows:

                                                                  CAPITAL
                                                              LOSSES DEFERRED
FUND                                                               (000)
-----------------------------------------------------------------------------
LargeCap Index..............................................       $321

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2005.

NATIONS FUNDS

The tax composition of distributions were as follows:

                                                                       3/31/04                      3/31/03
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                               INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
LargeCap Index..............................................  $15,813        $   --        $11,378        $    --
LargeCap Enhanced Core......................................    2,921            --          6,348          3,561
MidCap Index................................................   10,434             3          4,907         11,371
SmallCap Index..............................................    4,049         2,723          2,085          2,450

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for REITs, and foreign currency gains and losses.

                                                                                       ACCUMULATED NET
                                                                UNDISTRIBUTED      REALIZED GAIN/(LOSS) ON
                                                              INVESTMENT INCOME       INVESTMENTS SOLD        PAID-IN CAPITAL
FUND                                                                (000)                   (000)                  (000)
-----------------------------------------------------------------------------------------------------------------------------
LargeCap Index..............................................        $(106)                  $ 106                 $    --
LargeCap Enhanced Core......................................          169                    (169)                     --
MidCap Index................................................         (130)                    130                      --
SmallCap Index..............................................          (32)                     32                      --

12.  REORGANIZATIONS

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Fund Trust listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Nations Funds Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each Fund prior to the reorganization.

FUND                                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
--------------------------------------------------------------------------------------------------------------
LargeCap Index                                                            LargeCap Index
Managed Index                                                             Managed Index
SmallCap Index                                                            SmallCap Index

13.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including certain Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective

NATIONS FUNDS
as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

For the fiscal year ended March 31, 2004, Bank of America Corporation has assumed $5.8 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to 19 Funds based on their respective average nets assets for the year ended March 31, 2004. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, the Funds were reimbursed fees to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to a market timing agreement during the indicated periods as follows: Nations LargeCap Index Fund (February 2003 through April
2003) -- $1,100; Nations LargeCap Enhanced Core Fund (February 2003 through April 2003) -- $200; Nations MidCap Index Fund (February 2003 through May
2003) -- $3,300 and Nations SmallCap Index Fund (February 2003 through July
2003) -- $800. These amounts are reflected as "Reimbursement from Investment Advisor" on each impacted Fund's Statement of operations and are also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursements described in the preceding paragraphs reflect only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and do not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet') entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, could have a positive effect, but in no case will they have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of

NATIONS FUNDS

Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LargeCap Index Fund, Nations LargeCap Enhanced Core Fund (formerly Nations Managed Index Fund), Nations MidCap Index Fund and Nations SmallCap Index Fund (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the amount of total long-term capital gains and 15% long-term capital gains distributed by Funds Trust were as follows:

                                                                 TOTAL       PORTION SUBJECT TO
                                                               LONG-TERM       15% LONG-TERM
FUND                                                          CAPITAL GAIN     CAPITAL GAINS
-----------------------------------------------------------------------------------------------
MidCap Index................................................   $    2,542        $       --
SmallCap Index..............................................    2,723,642         2,723,392

Of the ordinary income (including short-term capital gain) distributions made by Funds Trust during the fiscal year ended March 31, 2004, the following percentages qualify for the dividend received deduction available to corporate shareholders:

LargeCap Index..............................................      100.00%
LargeCap Enhanced Core......................................       48.15%
MidCap Index................................................      100.00%
SmallCap Index..............................................       89.98%

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2004, the following percentages represent the amount of qualified dividend income within each Fund:

LargeCap Index..............................................          100.00%
LargeCap Enhanced Core......................................           45.60%
MidCap Index................................................          100.00%
SmallCap Index..............................................           88.87%

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                     80
Age: 60                  Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman                             (a company formed to advise and
of the Board                                     buy family owned companies) from
                                                 1998 through April 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                  Trustee since 1999      July 1997, Chairman and Chief
Trustee                                          Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                  Trustee since 1999      Professor of Business
Trustee                                          Administration -- Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean -- Fuqua School
                                                 of Business Europe, Duke
                                                 University, July 1999 through
                                                 June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                78
Age: 68                  Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                          1996 to May 2000; Commandant --
                                                 United States Marine Corps from
                                                 July 1991 to July 1995;
                                                 Member -- Board of Advisors to
                                                 the Comptroller General of the
                                                 United States
Dr. Cornelius J. Pings   Indefinite term;        Retired; President -- Association            78
Age: 75                  Trustee since 1999      of American Universities from
Trustee                                          Feb. 1993 through June 1998

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 60                 Corporation (electronic equipment
Trustee and Chairman    manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the
                        Board and Board Member, Nations
                        Funds complex (4 other registered
                        investment companies)
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (transformer
Trustee                 manufacturer) and Faison
                        Enterprises (real estate
                        development); Director and Vice
                        Chairman, Aegis Insurance Services,
                        Ltd. (a mutual fund insurance
                        company in Bermuda); and Board
                        Member, Nations Funds complex (4
                        other registered investment
                        companies)
Thomas F. Keller        Director -- Wendy's International,
Age: 72                 Inc. (restaurant operating and
Trustee                 franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Board Member,
                        Nations Funds complex (4 other
                        registered investment companies)

Carl E. Mundy, Jr.      Chairman and Trustee -- Board of
Age: 68                 Trustees, Marine Corps University
Trustee                 Foundation; Director -- Schering-
                        Plough (pharmaceuticals and health
                        care products) and General Dynamics
                        Corporation (defense systems); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
Dr. Cornelius J. Pings  Director -- Farmers Group, Inc.
Age: 75                 (insurance company) and Edelbrock
Trustee                 Corp. (automotive products); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Minor M. Shaw            Indefinite term;        President -- Micco Corporation               78
Age: 56                  Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker        Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                  Trustee since 1999      Financial Officer -- Albemarle
Trustee                                          Corporation (chemical
                                                 manufacturing) through February
                                                 2003
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III    Indefinite term;        President and Treasurer, Saunders            78
Age: 67                  Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers         Indefinite term;        Retired                                      78
Age: 65                  Trustee since 1999
Trustee
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                  Trustee since 1999      & Boothe LLP (law firm)
Trustee

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Minor M. Shaw           Chairman -- Wofford College Board
Age: 56                 of Trustees; Chairman and
Trustee                 Trustee -- The Daniel-Mickel
                        Foundation of South Carolina;
                        Vice-Chairman and
                        Trustee -- Greenville-Spartanburg
                        Airport Commission and Duke
                        Endowment; Trustee -- The
                        Hollingsworth Funds, The Belle
                        Baruch Foundation and the South
                        Carolina Foundation for Independent
                        Colleges; Chair-Elect -- Urban
                        League of the Upstate; Board
                        Member -- United Way of Greenville
                        County; Vice-Chair -- Greenville
                        Chamber of Commerce; Board
                        Member -- United Way of South
                        Carolina; and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)
Charles B. Walker       Director -- Ethyl Corporation
Age: 65                 (chemical manufacturing); and
Trustee                 Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III   Director -- Saunders & Benson, Inc.
Age: 67                 (insurance); Insurance Managers
Trustee                 Inc. (insurance); and
                        Trustee -- Nations Funds complex (2
                        other registered investment
                        companies)
James B. Sommers        Chairman Emeritus -- Central
Age: 65                 Piedmont Community College
Trustee                 Foundation; Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority and Carolina Pad & Paper
                        Company; Trustee -- Mint Museum of
                        Art; and Trustee, Nations Funds
                        complex (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 65                 Furniture Company, Inc. (furniture)
Trustee                 and Bassett Mirror Company (glass
                        furniture); and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent Trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund



SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations LargeCap Enhanced Core Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund




INDEXAR
(3/04)

                                             Nations LifeGoal(R) Growth
                                             Portfolio

      NATIONS LIFEGOAL(R) PORTFOLIOS         Nations LifeGoal(R) Balanced
      ------------------------------------   Growth Portfolio
      Annual report for the year
      ended March 31, 2004                   Nations LifeGoal(R) Income
                                             and Growth Portfolio

                                             Nations LifeGoal(R)
                                             Income Portfolio




                                            [NATIONS FUNDS LOGO]TM

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S LETTER
                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial Average(1) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

                           Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           (1)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (3)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHAIRMAN'S AND PRESIDENT'S LETTER
CONTINUED...

                           MARKET OUTLOOK
                           We remain very encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           NATIONS FUNDS UPDATE
                           Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

                           (4)The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations LifeGoal Growth Portfolio                             3
                                       Nations LifeGoal Balanced Growth Portfolio                    7
                                       Nations LifeGoal Income and Growth Portfolio                 12
                                       Nations LifeGoal Income Portfolio                            17
                                       FINANCIAL STATEMENTS
                                       Statements of net assets                                     21
                                       Statements of operations                                     25
                                       Statements of changes in net assets                          26
                                       Schedules of capital stock activity                          28
                                       Financial highlights                                         32
                                       Notes to financial statements                                40
                                       Tax information                                              48
                                       Fund governance                                              49

The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER                           research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

NATIONS LIFEGOAL

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LIFEGOAL GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Investment Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations LifeGoal Growth Portfolio Investor A Shares provided shareholders with a total return of 44.51%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations LifeGoal Growth Portfolio is diversified among other Nations Funds equity mutual funds in seeking to provide exposure to various domestic and international equity market segments. Total return advantages are sought through the strong performance of the individual Nations Funds portfolios relative to their benchmarks. Additional performance enhancement is sought through active allocation, emphasizing the funds and asset classes thought to have the most attractive attributes given the current investment environment. Long-term capital appreciation is the Portfolio's primary objective.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           The economy finally caught hold in 2003 once Iraqi leadership was toppled and the fiercest military fighting drew to a swift conclusion. The passage of significant tax cuts in the second quarter, adding to the stimulative effects of ultra low interest rates, helped accelerate economy's growth. The result was recovery-type growth exceeding 8% in the third quarter with enough momentum to carry through year-end and into 2004 with solid quarterly growth.

                           As has been the case historically, equity markets did very well during recovery-paced economic growth, particularly the riskier asset classes like smaller capitalization stocks and technology related companies. The performance bias for risky assets was also true for the bond market, with the high yield asset class outpacing treasuries by more than 20 percentage points in the 12 months ending March 31, 2004. International investments also performed very well, influenced by strong stock markets and benefiting from positive currency translations as the U.S. dollar declined nearly 19% over the Portfolio's fiscal year.

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total return would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARE PRICES OF SMALL- AND MID-CAPITALIZATION COMPANIES TEND TO BE
                           MORE VOLATILE THAN THOSE OF LARGER COMPANIES.

                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           Nations LifeGoal Growth Portfolio (Investor A Shares) gained 44.51% for the 12 months ended March 31, 2004. That compares with increases for broad market benchmarks of 35.12% for the S&P 500 Index,*** and 57.54% for the MSCI EAFE Index.+

                           IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM DURING THE PERIOD?

                           The capital markets reflected the recovery-paced environment for rapid growth for the second half of 2003 and into 2004. Riskier asset classes, which have historically tended to perform very well in a recovery, did so for most of the reporting period.

                           Larger company equity indexes outperformed bonds by as much as 25% to 30%, depending on the index measured in the period. Within the equity markets, smaller company stocks outpaced the large capitalization stocks by an additional 20% or more.

                           International equity markets were strong as well. When accounted for in local currencies, the MSCI EAFE Index gained 38.20% for the 12 months ending March 31, 2004. Dollar-based investors fared considerably better however: the same index measured in dollars gained 57.54% for the same period. The positive discrepancy was caused by weakness in the U.S. dollar.

                           DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.++

                           The Portfolio's allocation to large-capitalization domestic stock funds is targeted to fall between 30% and 70% of its assets. Allocations to small- and mid-capitalization domestic stock funds range from 5% to 20% and 10% to 30%, respectively. For added growth potential, the Portfolio may invest between 10% and 30% of its assets in international stock funds, including emerging markets funds.

                           The long-term allocation of Nations LifeGoal Growth Portfolio seeks to maximize the potential return for the amount of expected risk or volatility. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, we reallocate the Portfolio to try to avoid some of the increased risk or to take advantage of the increased opportunity.

                           The period began with the Portfolio allocated just over 60% in large-company stock funds, 14% in mid-capitalization stock funds and 10% in small-capitalization stock funds. International equity funds comprised 16% of the total Portfolio, of which a small 2% slice was allocated to international emerging markets.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 4

NATIONS LIFEGOAL

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE REPORTING PERIOD?

                           Early in the period Nations Emerging Markets Fund was liquidated and the position eliminated from the Portfolio. Proceeds were redistributed to Nations Marsico International Opportunities Fund. An emerging market exposure was maintained as both international equity funds held by the Portfolio contain emerging market investments.

                           Following tremendous performance of the
                           small-capitalization funds, in February we reduced allocations to Nations Small Company and Small Cap Value Funds by 1%. Proceeds were used to increase international equity exposure. Trimming allocations in the small-capitalization funds lowered exposure to the small-cap market segment to 8% and increased international exposure to 18%. Beginning and end-of-period-end allocations to large- and mid-capitalization funds were similar.

                           WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO PERFORMANCE?

                           Strong contributions came from the small company funds and our decision to postpone rebalancing of the expanding allocations helped drive performance. The international equity funds also performed very well.

                           WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON PORTFOLIO PERFORMANCE?

                           All of the Portfolio's underlying fund holdings enjoyed positive performance for the year.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU FORESEE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF THEM?

                           The U.S. economy, as well as corporate earnings, responded to the massive stimulus of generationally low interest rates and last year's tax cuts. It is likely however that the peak rate of growth has passed and that the economy's expansion is decelerating to a more sustainable, but still solid growth phase. This shift could translate to more subdued performance for the equity markets and mute the dominance of higher risk asset classes compared to higher quality investments.

                           The allocation of the LifeGoal Growth Portfolio is positioned to benefit from the steady economic growth that we anticipate in the coming quarters. Its diversified nature should help as the markets navigate potential increases in interest rates and the uncertainty of a Presidential election in 2004.

NATIONS LIFEGOAL
GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS LIFEGOAL GROWTH                                  LIPPER LARGE-CAP CORE
                                                        PORTFOLIO                 S&P 500 INDEX               FUNDS AVERAGE
                                                        ----------------          -------------           ---------------------
Oct. 15 1996                                               9425                       10000                       10000
                                                           9755                       10590                       10394
1997                                                      11176                       14122                       13330
                                                          12589                       18161                       16709
1999                                                      15813                       21980                       20159
                                                          16540                       19980                       18353
2001                                                      14167                       17606                       15826
                                                          11220                       13717                       12108
2003                                                      15038                       17649                       15207
Mar. 31|2004                                              15519                       17948                       15380

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS LIFEGOAL GROWTH                                  LIPPER LARGE-CAP CORE
                                                        PORTFOLIO                 S&P 500 INDEX               FUNDS AVERAGE
                                                 -----------------------          -------------           ---------------------
Oct. 15 1996                                              10000                       10000                       10000
                                                          10350                       10590                       10394
1997                                                      11858                       14122                       13330
                                                          13357                       18161                       16709
1999                                                      16778                       21980                       20159
                                                          17549                       19980                       18353
2001                                                      15031                       17606                       15826
                                                          11904                       13717                       12108
2003                                                      15955                       17649                       15207
Mar. 31|2004                                              16465                       17948                       15380


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/04)              6.92%     6.08%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Growth Portfolio from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in large capitalization companies that typically have average price-to-earnings and price-to-book ratios compared to S&P 500 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                10/15/96            10/15/96                 8/12/97                 10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              44.84%       44.51%      36.15%      43.39%      38.39%       43.38%      42.38%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          3.21%        2.97%       0.97%       2.17%       1.21%        2.16%       2.16%
5 YEARS                                          4.06%        3.88%       2.66%       3.07%       2.75%        3.06%       3.06%
SINCE INCEPTION                                  7.08%        6.92%       6.08%       3.91%       3.91%        6.14%       6.14%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 6

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Investment Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations LifeGoal Balanced Growth Fund Investor A Shares provided shareholders with a total return of 29.60%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations LifeGoal Balanced Growth Portfolio is diversified among other Nations Funds equity and fixed income mutual funds in seeking to provide exposure to various domestic and international market segments. Total return advantages are sought through the strong performance of the individual Nations Funds portfolios relative to their benchmarks. Additional performance enhancement is sought through active allocation, emphasizing the funds and asset classes thought to have the most attractive attributes given the current investment environment. The Portfolio's primary objective is total return performance, which is sought through a balance of long-term capital appreciation from equities, and the stabilizing characteristics of fixed income investments.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           The economy finally caught hold in 2003 once Iraqi leadership was toppled and the fiercest military fighting drew to a swift conclusion. The passage of significant tax cuts in the second quarter, adding to the stimulative effects of ultra low interest rates, helped accelerate the economy's growth. The result was recovery-type growth exceeding 8% in the third quarter with enough momentum to carry through year-end and into 2004 with solid quarterly growth.

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or reimbursements by the investment adviser and/or other service provider which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARE PRICES OF SMALL- AND MID-CAPITALIZATION COMPANIES TEND TO BE
                           MORE VOLATILE THAN THOSE OF LARGER COMPANIES.

                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY
                           KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS
                           THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           As has been the case historically, equity markets did very well during recovery-paced economic growth, particularly the riskier asset classes like smaller capitalization stocks and technology related companies. The performance bias for risky assets was also true for the bond market, with the high yield asset class outpacing treasuries by more than 20 percentage points in the 12 months ending March 31, 2004. International investments also performed very well, influenced by strong stock markets and benefiting from positive currency translations as the U.S. dollar declined nearly 19% over the Portfolio's fiscal year.

                           Nations LifeGoal Balanced Growth Portfolio (Investor A Shares), gained 29.60% for the 12 months ended March 31, 2004. That compares to the 35.12% increase for the broad S&P 500 Index,*** a 57.54% total return for the MSCI EAFE Index,+ and a 5.30% return for the Lehman Brothers U.S. Intermediate Government/Credit Index.++

                           IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM DURING THE PERIOD?

                           The capital markets reflected the recovery-paced environment for rapid growth for the second half of 2003 and into 2004. Riskier asset classes, which have an historic tendency to perform very well in a recovery, did so for most of the 12 months. Larger company equity indexes outperformed bonds by as much as 25% to 30%, depending on the index measured in the period. Within the equity markets, smaller company stocks outpaced the large capitalization stocks by an additional 20% or more.

                           Within the fixed-income markets, bonds generally performed well, but it was a volatile ride. The yield on the benchmark 10-year U.S. Treasury bond fluctuated broadly between 3.1% and 4.6%, ending the period at 3.84% very near where it began a year ago. The broad market, represented by the Lehman Brothers U.S. Aggregate Index+++ recorded a 5.41% total return for the year. Like the stock market, riskier components of the bond market outpaced higher quality segments. The Lehman Brothers U.S. High Yield Index++++ gained 22.66% during the period.

                           International equity markets were strong as well. When accounted for in local currency terms, the MSCI EAFE Index gained 38.20% in price for the 12 months ending March 31, 2004. Dollar-based investors fared considerably better however,

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           ++The Lehman Brothers U.S. Intermediate
                           Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency issues with maturities between one to ten years It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +++The Lehman Brothers U.S. Aggregate Index is an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds, and asset- and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++++The Lehman Brothers High Yield Bond Index is an unmanaged index of fixed-rate, non-convertible, non-investment grade bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
 8

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           with the same index measured in dollar terms gaining 57.54% for the same 12 months. The positive discrepancy was caused by weakness in the U.S. dollar.

                           DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.+++++

                           Generally the Portfolio's overall asset allocation to stocks is targeted to fall between 40% and 70% and is globally diversified across style and market capitalization. Bond allocations are generally intended to fall between 35% and 60% with a bias to high quality securities.

                           The long-term allocation of Nations LifeGoal Balanced Growth Portfolio seeks to maximize the potential return for the amount of expected risk or volatility. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, the Portfolio is reallocated to try to avoid some of the increased risk, or to take advantage of the increased opportunity.

                           At the beginning of the reporting period, allocations reflected a bias intended to benefit from expected improvements in the pace of economic growth. Fixed income exposures remained diversified, with 25% in high quality and 6% in high yield. Allocations to high yield bonds were 2% higher than the normal long term allocation targets. Fixed income allocations were also augmented by a 5% exposure to the Nations Convertible Securities Fund. Allocations to equities included 34% in large-capitalization stocks, 10% in mid-capitalization stocks, and 6% in small-capitalization stocks. International equities made up approximately 10% of the overall Portfolio.

                           WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE REPORTING PERIOD?

                           In June of 2003, bond allocations were shifted in order to reduce sensitivity to interest rate changes following a drop in long-term interest rates. We initiated a 15% position in Nations Short-Term Income Fund and lowered the allocation to Nations Bond Fund to 20%. We also modestly reduced the higher-than-normal allocations to the Nations High Yield Bond and Nations Convertible Securities Funds.

                           During the first quarter of 2004, we again reduced the allocation to Nations Bond Fund to 14% in order to buffer the portfolio against expectations for upward pressure in interest rates. Proceeds were primarily reinvested in the Nations Short-Term Income Fund with a slight increase to the international equity exposures. We also rebalanced the Portfolio back to target allocation levels for small and mid-capitalization stocks, following very strong appreciation.

                           Allocations at the end of the reporting period reflect the adjustments to fixed income and equity exposures. Fixed income securities remain diversified with 34% in high quality and 5% in high yield funds. The allocation to equities included 32% in large-capitalization stocks, 10% in mid-capitalization stocks and 6% in small-capitalization stocks. International equities make up approximately 10% of the

                           +++++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           overall Portfolio with the allocation to Nations Convertible Securities Fund comprising 3% of assets.

                           WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO PERFORMANCE?

                           The changes made just prior to the beginning of the fiscal year, which biased high yield bond and convertible security allocations, added significantly to performance. As the year progressed, meaningful reductions in longer-term bonds, in favor of less sensitive shorter-term bonds, help reduced bond holding volatility as interest rate levels fluctuated. Our decision to postpone rebalancing the expanding allocations to small and mid-capitalization stocks caused by significant outperformance of these asset classes also contributed to performance.

                           WHICH ASSET ALLOCATIONS DECISIONS HAD A NEGATIVE IMPACT ON PORTFOLIO PERFORMANCE?

                           All of the Portfolio's underlying fund holdings enjoyed positive performance for the year.

                           LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU FORESEE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF THEM?

                           The U.S. economy, as well as corporate earnings, responded to the massive stimulus of generationally low interest rates and last year's tax cuts. It is likely however that the peak rate of growth has passed and that the economy's expansion is decelerating to a more sustainable, but still solid growth phase. This shift could translate to more subdued performance for the equity markets and mute the dominance of higher risk asset classes compared to higher quality investments. For bonds, potential weakness could persist as interest rates continue to be pressured higher.

                           Current allocations are intended to acknowledge a combination of solid economic and corporate earnings growth against a backdrop of modestly higher interest rates.

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                        NATIONS LIFEGOAL
                                        BALANCED GROWTH      LEHMAN BROTHERS U.S.                           LIPPER BALANCED FUNDS
                                           PORTFOLIO            AGGREGATE INDEX         S&P 500 INDEX              AVERAGE
                                        ----------------     --------------------       -------------       ---------------------
Oct. 15 1996                                  9425                   10000                  10000                   10000
                                              9657                   10300                  10590                   10346
1997                                         10739                   11294                  14122                   12351
                                             11990                   12275                  18161                   14012
1999                                         13714                   12175                  21980                   15217
                                             14668                   13591                  19980                   15446
2001                                         14203                   14738                  17606                   14768
                                             12737                   16248                  13717                   13039
2003                                         15807                   16915                  17649                   15528
Mar. 31 2004                                 16232                   17364                  17948                   15853

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                        NATIONS LIFEGOAL
                                        BALANCED GROWTH      LEHMAN BROTHERS U.S.                           LIPPER BALANCED FUNDS
                                           PORTFOLIO            AGGREGATE INDEX         S&P 500 INDEX              AVERAGE
                                        ----------------     --------------------       -------------       ---------------------
Oct. 15 1996                                 10000                   10000                  10000                   10000
                                             10246                   10300                  10590                   10346
1997                                         11394                   11294                  14122                   12351
                                             12722                   12275                  18161                   14012
1999                                         14551                   12175                  21980                   15217
                                             15563                   13591                  19980                   15446
2001                                         15069                   14738                  17606                   14768
                                             13514                   16248                  13717                   13039
2003                                         16771                   16915                  17649                   15528
Mar. 31 2004                                 17222                   17364                  17948                   15853


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/04)              7.56%     6.71%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Balanced Growth Portfolio from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The Lehman Brothers U.S. Aggregate Index, is an unmanaged index of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Balanced Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                10/15/96            10/15/96                 8/13/97                 10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              29.95%       29.60%      22.10%      28.63%      23.63%       28.67%      27.67%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          5.56%        5.31%       3.26%       4.52%       3.60%        4.51%       4.51%
5 YEARS                                          6.32%        6.07%       4.82%       5.29%       4.96%        5.26%       5.26%
SINCE INCEPTION                                  7.78%        7.56%       6.71%       6.01%       6.01%        6.93%       6.93%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Investment Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations LifeGoal Income and Growth Portfolio Investor A Shares provided shareholders with a total return of 17.93%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations LifeGoal Income and Growth Portfolio is diversified among other Nations Funds fixed income and equity mutual funds in seeking to provide exposure to various domestic and international market segments. Total return advantages with an income bias are sought through the strong performance of the individual Nations Funds portfolios relative to their benchmarks. Additional performance enhancement is sought through active allocation, emphasizing the Nations Funds and asset classes thought to have the most attractive attributes given the current investment environment. The Portfolio's primary objective is relatively stable performance and income generation, complemented by some potential for appreciation.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           The economy finally caught hold in 2003 once Iraqi leadership was toppled and the fiercest military fighting drew to a swift conclusion. The passage of significant tax cuts in the second quarter, adding to the stimulative effects of ultra low interest rates, helped the pace of the economy's growth. The result was recovery-type growth exceeding 8% in the third quarter with enough momentum to carry through year-end and into 2004 with solid quarterly growth.

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total return would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           SHARE PRICES OF SMALL- AND MID-CAPITALIZATION COMPANIES TEND TO BE
                           MORE VOLATILE THAN THOSE OF LARGER COMPANIES.

                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY
                           KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS
                           THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 12

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           As has been the case historically, equity markets did very well during recovery-paced economic growth, particularly the riskier asset classes like smaller capitalization stocks and technology related companies. This performance bias for risky assets was also true for the bond market. The high yield asset class outpaced treasuries by more than 20 percentage points in the 12 months ending March 31, 2004. International investments also performed very well, influenced by strong stock markets and benefiting from positive currency translations as the U.S. dollar declined nearly 19% over the Portfolio's fiscal year.

                           Nations LifeGoal Income and Growth Portfolio
                           (Investor A Shares), gained 17.93% for the 12 months ended March 31, 2004. This compares to the 35.12% increase for the broad S&P 500 Index,*** a 57.54% total return for the MSCI EAFE Index,+ and a 5.30% return for the Lehman Brothers U.S. Intermediate Government/Credit Index.++

                           IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM DURING THE PERIOD?

                           Within the fixed-income markets, bonds generally performed well, but it was a volatile ride. The yield on the benchmark 10-year U.S. Treasury bond fluctuated broadly between 3.1% to 4.6%, ending the period very near where it began one year ago, at 3.84%. The broad Lehman Bothers U.S. Aggregate Index+++ recorded a 5.41% total return for the year. Like the stock market, riskier components of the bond market outpaced higher quality segments. The Lehman Brothers High Yield Index++++ gained 22.66% during the period.

                           The capital markets reflected the recovery-paced environment for rapid growth for the second half of 2003 and into 2004. Riskier asset classes, which have an historic tendency to perform very well in a recovery, did so for most all of the 12 month time period.

                           Larger company equity indexes outperformed bonds by as much as 25% to 30%, depending on the index measured in the period. Within the equity markets, smaller company stocks outpaced the large capitalization stocks by an additional 20% or more.

                           International equity markets were strong as well. When accounted for in local currencies, the MSCI EAFE Index gained 38.20% for the 12 months ending

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           ++Lehman Brothers U.S. Intermediate Government/Credit Index is an unmanaged index of investment grade corporate, U.S. Treasury, and U.S. government agency issues with maturities between one to ten years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +++The Lehman Brothers U.S. Aggregate Index is an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds, and asset- and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++++Lehman Brothers High Yield Bond Index is an unmanaged index of fixed-rate, non-convertible, non-investment grade bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           March 31, 2004. Dollar-based investors fared considerably better however: the same index measured in dollars gained 57.54% for the same period. The positive discrepancy was caused by weakness in the U.S. dollar.

                           DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.+++++

                           Generally the Portfolio's overall asset allocation to bonds is intended to fall between 65% and 85% with a bias to high quality securities. Up to 15% of the portfolio may be invested in high yield bonds to enhance return potential. Stock investments are targeted generally to fall between 10% and 30%, and are globally diversified across style and market capitalization. The long-term asset allocation of Nations LifeGoal Income and Growth Portfolio seeks to maximize the potential return while controlling the amount of expected risk or volatility with a bias toward fixed income investments. When the portfolio management team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, we reallocate the Portfolio to try to avoid some of the increased risk or to take advantage of the increased opportunity.

                           At the beginning of the reporting period, allocations reflected a bias intended to benefit from expected improvements in the pace of economic growth. Fixed income securities remained diversified with 57% in high quality and 8% in high yield funds. Fixed income allocations were also augmented by a 5% exposure to the Nations Convertible Securities Fund. Allocations to equities included 21% in large-capitalization funds and 4% in small-capitalization funds. International equities made up approximately 5% of the overall Portfolio.

                           WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE REPORTING PERIOD?

                           During June of 2003, we shifted bond allocations in order to reduce sensitivity to interest rate changes following a drop in long-term interest rates. An increase to 42% for the Nations Short-term Income Fund was facilitated by a reduction made in the Nations Bond Fund down to 15%.

                           During the first quarter of 2004, we implemented modest 1% increases in the Nations LargeCap Value and Nations Marsico International Opportunities Funds. Corresponding reductions were made in the Nations High Yield and Convertible Securities Funds following very strong performance.

                           Allocations at the end of the reporting period reflect the adjustments to fixed income and equity exposures. Fixed income securities remained diversified with 57% in high quality and 7% in high yield funds. The allocation to equities included 22% in large-capitalization funds and 4% in small-capitalization funds. International equities make up approximately 6% of the overall Portfolio with the allocation to Nations Convertible Securities Fund comprising 4% of assets.

                           WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO PERFORMANCE?

                           The changes made just prior to the beginning of the fiscal year, which biased high yield bond and convertible security allocations, were significant contributors to

                           +++++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 14

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           performance for the year. As the year progressed, reductions in longer-term bonds, in favor of less sensitive shorter-term bonds, help reduced bond holding volatility as interest rate levels fluctuated. Our decision to postpone the rebalancing of small and mid-capitalization stock allocations caused by their significant outperformance also contributed to performance.

                           WHICH ASSET ALLOCATIONS DECISIONS HAD A NEGATIVE IMPACT ON PORTFOLIO PERFORMANCE?

                           All of the Portfolio's underlying fund holdings enjoyed positive performance for the year.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU FORESEE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF THEM?

                           The U.S. economy, as well as corporate earnings, responded to the massive stimulus of generationally low interest rates and last year's tax cuts. It is likely however that the peak rate of growth has passed and that the economy's expansion is decelerating to a more sustainable, but still solid growth phase. This shift could translate to more subdued performance for the equity markets and mute the dominance of higher risk asset classes compared to higher quality investments. For bonds, potential weakness could persist as interest rates continue to be pressured higher.

                           Current allocations are intended to acknowledge a combination of solid economic and corporate earnings growth against a backdrop of modestly higher interest rates.

NATIONS LIFEGOAL

INCOME AND GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                          NATIONS LIFEGOAL
                                         INCOME AND GROWTH     LEHMAN BROTHERS U.S.                          LIPPER INCOME FUNDS
                                             PORTFOLIO           AGGREGATE INDEX         S&P 500 INDEX             AVERAGE
                                         -----------------     --------------------      -------------       -------------------
Oct. 15 1996                                    9425                  10000                  10000                  10000
                                                9618                  10300                  10590                  10305
1997                                           10435                  11294                  14122                  11986
                                               11492                  12275                  18161                  12906
1999                                           13140                  12175                  21980                  13530
                                               12896                  13591                  19980                  14205
2001                                           13203                  14738                  17606                  14202
                                               12718                  16248                  13717                  13631
2003                                           14618                  16915                  17649                  15870
Mar. 31 2004                                   14951                  17364                  17948                  16206

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                          NATIONS LIFEGOAL
                                         INCOME AND GROWTH     LEHMAN BROTHERS U.S.                          LIPPER INCOME FUNDS
                                             PORTFOLIO           AGGREGATE INDEX         S&P 500 INDEX             AVERAGE
                                         -----------------     --------------------      -------------       -------------------
Oct. 15 1996                                   10000                  10000                  10000                  10000
                                               10205                  10300                  10590                  10305
1997                                           11072                  11294                  14122                  11986
                                               12193                  12275                  18161                  12906
1999                                           13942                  12175                  21980                  13530
                                               13683                  13591                  19980                  14205
2001                                           14009                  14738                  17606                  14202
                                               13494                  16248                  13717                  13631
2003                                           15510                  16915                  17649                  15870
Mar. 31 2004                                   15864                  17364                  17948                  16206


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/04)              6.38%     5.54%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Income and Growth Portfolio from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. The Lehman Brothers U.S. Aggregate Index is an unmanaged index of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. Funds in the Lipper Income Funds Average seek high level current income through investing in income-producing stocks, bonds and money market instruments. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Income and Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                            INVESTOR A              INVESTOR B               INVESTOR C
                                         PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                           10/15/96            10/15/96                 8/7/97                  10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         18.08%       17.93%      11.15%      16.94%      11.94%       16.95%      15.95%
---------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                     5.50%        5.27%       3.20%       4.45%       3.52%        4.43%       4.43%
5 YEARS                                     5.20%        5.01%       3.78%       4.23%       3.89%        4.18%       4.18%
SINCE INCEPTION                             6.56%        6.38%       5.54%       4.90%       4.90%        5.64%       5.64%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 16

NATIONS LIFEGOAL

INCOME PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LIFEGOAL INCOME PORTFOLIO'S PERFORMANCE SINCE THE FUND'S INCEPTION THROUGH MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Investment Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Portfolio seeks current income through investments primarily in fixed income and income-oriented equity securities consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the period from the Fund's inception on September 3, 2003 through March 31, 2004, Nations LifeGoal Income Portfolio Investor A Shares provided shareholders with a cumulative total return of 5.18%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations LifeGoal Income Portfolio is diversified primarily among other Nations Funds fixed income and income-oriented equity mutual funds, as well as individual securities. The Portfolio's primary objective is income generation with moderate fluctuations in principal. Additional performance enhancement and risk management is sought through active allocation, emphasizing the Nations Funds and asset classes thought to have the most attractive attributes given the current investment environment.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE REPORTING PERIOD?

                           The economy finally caught hold in 2003 once Iraqi leadership was toppled and the fiercest military fighting drew to a swift conclusion. The passage of significant tax cuts in the second quarter, adding to the stimulative effects of ultra low interest rates, helped the pace of the economy's growth. The result was recovery-type growth exceeding 8% in the third quarter with enough momentum to carry through year-end and into 2004 with solid quarterly growth.

                           As has been the case historically, equity markets did very well during recovery-paced economic growth, particularly the riskier asset classes like smaller capitalization stocks and technology related companies. The performance bias for risky assets was also true for the bond market, with the high yield asset class outpacing treasuries by more than 20 percentage points in the 12 months ending March 31, 2004.

                           Nations LifeGoal Income Portfolio (Investor A Shares), enjoyed positive performance for the seven months since its inception on September 3, 2003, registering a 5.18% cumulative total return. This compares with a return of 2.70%

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or reimbursements by the investment adviser and/or other service provider which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY
                           KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS
                           THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL

INCOME PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           for the Lehman Brothers U.S. Aggregate 1-3 Years Index*** and a blended return of 4.29% for the Lehman Brothers U.S. Aggregate 1-3 Years Index and the Lehman Brothers U.S. High Yield Index+ in an 80/20 mix over the same seven-month period of time.

                           IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM DURING THE PERIOD?

                           The capital markets reflected the recovery-paced environment for rapid growth for the second half of 2003 and into 2004. Riskier asset classes, which have an historic tendency to very well in a recovery, were strong in the reporting period.

                           Equity indexes outperformed shorter-term bonds by 10% to 20% depending on the index measured in the six month period. The strength in stocks helped drive positive performance in the convertible securities market with the broad Lehman Brothers U.S. Convertibles Index++ climbing 12.55% in the six months ending March 31, 2004.

                           Within the fixed-income markets, bonds generally performed well but it was a volatile ride. The yield on the benchmark 10-year U.S. Treasury bond fluctuated broadly between 3.7% to 4.6%, ending the six month period at 3.84%, just 0.1% below where it started. The riskier components of the bond market outpaced the higher quality segments with the Lehman Brothers High Yield Corporate Index gaining 5% or more than investment grade indexes during the half-year period.

                           DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.+++

                           The Portfolio's overall asset allocation to investment grade bonds will be a minimum of 50% with the potential to allocate up to 30% in income-oriented securities and REITs. Up to 35% of the Portfolio may be invested in higher yielding non-investment grade bonds to enhance the income potential. The long-term asset allocation of Nations LifeGoal Income Portfolio seeks current income with the objective of moderate fluctuation of principal. When the portfolio management teams believe certain asset classes, or segments within an asset class, become

                           ***Lehman Brothers U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The Lehman Brothers U.S. High Yield Index is an unmanaged index of fixed-rate, non-investment grade bonds with at least one year remaining to maturity. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++Lehman Brothers U.S. Convertibles Index is an unmanaged index of publicly traded dollar-denominated convertible securities with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 18

NATIONS LIFEGOAL

INCOME PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           substantially mispriced relative to historical patterns, the Portfolio is reallocated to try to avoid some of the increased risk or to take advantage of the increased opportunity.

                           At the beginning of the reporting period, allocations reflected a bias intended to benefit from expected improvements in the pace of economic growth while buffering the Portfolio against the risk of rising interest rate pressures. Fixed income securities remained diversified with 50% in shorter-term high quality bonds, 30% in high yield securities and 15% in mortgage-backed issues. Fixed income allocations were also augmented by a 5% exposure to the Nations Convertible Securities Fund.

                           WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION DURING THE REPORTING PERIOD?

                           There were no significant changes to the asset mix during the period. Our expectations for a strengthening economy and potentially higher interest rates have not changed since the Portfolio was introduced.

                           WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO PERFORMANCE?

                           The initial allocations in high yield and convertible securities were the strongest contributors to performance for the period. The 50% allocation to the Nations Short-Term Income Fund helped buffer the volatility in interest rates since the Portfolio's inception.

                           WHICH ASSET ALLOCATIONS DECISIONS HAD A NEGATIVE IMPACT ON PORTFOLIO PERFORMANCE?

                           All of the Portfolio's underlying fund holdings enjoyed positive performance for the year.

                           LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU FORESEE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE ADVANTAGE OF THEM?

                           The U.S. economy, as well as corporate earnings, responded to the massive stimulus of generationally low interest rates and last year's tax cuts. It is likely however that the peak rate of growth has passed and that the economy's expansion is decelerating to a more sustainable, but still solid growth phase. This shift could translate to more subdued performance for the higher risk asset classes like high yield bonds and convertible securities compared to higher quality investments. Income levels, however, are expected to remain relatively stable.

                           Pressure will likely persist from potentially higher interest rates, which adversely affect bond values, although the emphasis on shorter bonds in the Portfolio should help constrain volatility. Current allocations are intended to acknowledge a combination of solid economic and corporate earnings growth against a backdrop of modestly higher interest rates.

NATIONS LIFEGOAL

INCOME PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                BLENDED 80% LEHMAN
                                                                  BROTHERS U.S.
                                                               AGGREGATE 1-3 YEARS
                                                                 INDEX/20% LEHMAN       LEHMAN BROTHERS
                                          NATIONS LIFEGOAL      BROTHERS U.S. HIGH    AGGREGATE 1-3 YEARS    LIPPER INCOME FUNDS
                                          INCOME PORTFOLIO         YIELD INDEX               INDEX                 AVERAGE
                                          ----------------     -------------------    -------------------    -------------------
Sep. 3|2003                                     9675                  10000                  10000                  10000
Mar. 31|2004                                   10176                  10429                  10270                  10974

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                BLENDED 80% LEHMAN
                                                                  BROTHERS U.S.
                                                               AGGREGATE 1-3 YEARS
                                                                 INDEX/20% LEHMAN       LEHMAN BROTHERS
                                          NATIONS LIFEGOAL      BROTHERS U.S. HIGH    AGGREGATE 1-3 YEARS    LIPPER INCOME FUNDS
                                          INCOME PORTFOLIO         YIELD INDEX               INDEX                 AVERAGE
                                          ----------------     -------------------    -------------------    -------------------
Sep. 3|2003                                    10000                  10000                  10000                  10000
Mar. 31|2004                                   10518                  10429                  10270                  10974


CUMULATIVE TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (9/03/03 through
      3/31/04)              5.18%     1.72%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Income Portfolio from the inception of the share class. The Lehman Brothers U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. The Lehman Brothers U.S. High Yield Index is an unmanaged index of fixed-rate, non-investment grade bonds with at least one year remaining to maturity. Funds in the Lipper Income Funds Average seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                               INVESTOR A             INVESTOR B              INVESTOR C
                                             PRIMARY A      NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                9/03/03           9/03/03                9/03/03                 9/05/03
---------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE RETURNS
SINCE INCEPTION                                 5.31%       5.18%      1.72%      4.70%       1.70%       4.49%       3.49%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 20

NATIONS FUNDS

Nations LifeGoal Growth Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES** -- 99.9%
1,173,659   Nations International Value Fund, Primary A Class.............   $ 24,306
3,363,872   Nations Marsico Focused Equities Fund, Primary A Class........     57,118
2,428,843   Nations Marsico International Opportunities Fund, Primary A
              Class.......................................................     27,082
1,680,726   Nations MidCap Growth Fund, Primary A Class...................     19,732
1,546,013   Nations MidCap Value Fund, Primary A Class....................     19,774
  733,348   Nations Small Company Fund, Primary A Class...................     11,257
  941,531   Nations SmallCap Value Fund, Primary A Class..................     11,581
1,700,461   Nations Strategic Growth Fund, Primary A Class................     19,691
7,767,138   Nations Value Fund, Primary A Class...........................     92,040
                                                                             --------
            TOTAL AFFILIATED INVESTMENT COMPANIES
              (Cost $255,313).............................................    282,581
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $255,313*)..................................    99.9%     282,581
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     0.1%
            Receivable for Fund shares sold...............................   $  1,089
            Payable for Fund shares redeemed..............................       (387)
            Investment advisory fee payable...............................       (112)
            Shareholder servicing and distribution fees payable...........       (195)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................        395
                                                                             --------
            NET ASSETS..........................................   100.0%    $282,976
                                                                             ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold.............   $(17,916)
            Net unrealized appreciation of investments....................     27,268
            Paid-in capital...............................................    273,624
                                                                             --------
            NET ASSETS....................................................   $282,976
                                                                             ========


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($110,400,222 / 9,771,337 shares outstanding)...............     $11.30
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($64,266,854 / 5,699,481 shares outstanding)................     $11.28
                                                                             ========

            Maximum sales charge..........................................      5.75%
            Maximum offering price per share..............................     $11.97

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($88,968,779 / 8,155,055 shares outstanding)................     $10.91
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($19,340,476 / 1,782,484 shares outstanding)................     $10.85
                                                                             ========

---------------

 *Federal income tax information (see Note 8).

 **
  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LifeGoal Balanced Growth Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             AFFILIATED INVESTMENT COMPANIES** -- 99.9%
 8,012,973   Nations Bond Fund, Primary A Class............................   $ 81,493
   999,031   Nations Convertible Securities Fund, Primary A Class..........     17,303
 2,925,695   Nations High Yield Bond Fund, Primary A Class.................     28,847
 1,684,737   Nations International Value Fund, Primary A Class.............     34,891
 3,405,735   Nations Marsico Focused Equities Fund, Primary A Class........     57,829
 2,045,224   Nations Marsico International Opportunities Fund, Primary A
               Class.......................................................     22,804
 2,430,855   Nations MidCap Growth Fund, Primary A Class...................     28,538
 2,235,981   Nations MidCap Value Fund, Primary A Class....................     28,598
11,514,717   Nations Short-Term Income Fund, Primary A Class...............    115,839
 1,113,753   Nations Small Company Fund, Primary A Class...................     17,096
 1,429,956   Nations SmallCap Value Fund, Primary A Class..................     17,588
 1,967,496   Nations Strategic Growth Fund, Primary A Class................     22,784
 8,578,351   Nations Value Fund, Primary A Class...........................    101,654
                                                                              --------
             TOTAL AFFILIATED INVESTMENT COMPANIES
               (Cost $524,463).............................................    575,264
                                                                              --------
             TOTAL INVESTMENTS
               (Cost $524,463*)..................................      99.9%   575,264
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES (NET).................................       0.1%
             Receivable for Fund shares sold...............................   $  1,798
             Payable for Fund shares redeemed..............................       (490)
             Investment advisory fee payable...............................       (229)
             Shareholder servicing and distribution fees payable...........       (432)
             Distributions payable.........................................        (13)
                                                                              --------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................        634
                                                                              --------
             NET ASSETS..........................................     100.0%  $575,898
                                                                              ========
             NET ASSETS CONSIST OF:
             Undistributed net investment income...........................   $    396
             Accumulated net realized loss on investments sold.............    (11,790)
             Net unrealized appreciation of investments....................     50,801
             Paid-in capital...............................................    536,491
                                                                              --------
             NET ASSETS....................................................   $575,898
                                                                              ========


                                                                                VALUE
---------------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($216,997,358 / 19,410,119 shares outstanding)..............     $11.18
                                                                              ========
             INVESTOR A SHARES:
             Net asset value and redemption price per share
               ($111,325,407 / 9,939,610 shares outstanding)...............     $11.20
                                                                              ========



             Maximum sales charge..........................................      5.75%
             Maximum offering price per share..............................     $11.88



             INVESTOR B SHARES:
             Net asset value and offering price per share&
               ($208,371,646 / 18,677,420 shares outstanding)..............     $11.16
                                                                              ========
             INVESTOR C SHARES:
             Net asset value and offering price per share&
               ($39,203,790 / 3,482,302 shares outstanding)................     $11.26
                                                                              ========

---------------

 *Federal income tax information (see Note 8).

 **
  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

Nations LifeGoal Income and Growth Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES** -- 99.8%
2,824,681   Nations Bond Fund, Primary A Class............................   $ 28,727
  438,456   Nations Convertible Securities Fund, Primary A Class..........      7,594
1,348,384   Nations High Yield Bond Fund, Primary A Class.................     13,295
  174,630   Nations International Value Fund, Primary A Class.............      3,617
  701,656   Nations Marsico International Opportunities Fund, Primary A
              Class.......................................................      7,823
7,962,472   Nations Short-Term Income Fund, Primary A Class...............     80,103
  244,370   Nations Small Company Fund, Primary A Class...................      3,751
  313,747   Nations SmallCap Value Fund, Primary A Class..................      3,859
1,457,098   Nations Strategic Growth Fund, Primary A Class................     16,873
2,039,282   Nations Value Fund, Primary A Class...........................     24,165
                                                                             --------
            TOTAL AFFILIATED INVESTMENT COMPANIES
              (Cost $176,359).............................................    189,807
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $176,359*)..................................    99.8%     189,807
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     0.2%
            Receivable for Fund shares sold...............................   $    758
            Payable for Fund shares redeemed..............................       (174)
            Investment advisory fee payable...............................        (75)
            Shareholder servicing and distribution fees payable...........       (170)
            Distributions payable.........................................        (11)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................        328
                                                                             --------
            NET ASSETS..........................................   100.0%    $190,135
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    349
            Accumulated net realized loss on investments sold.............       (492)
            Net unrealized appreciation of investments....................     13,448
            Paid-in capital...............................................    176,830
                                                                             --------
            NET ASSETS....................................................   $190,135
                                                                             ========


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($59,039,628 / 5,346,990 shares outstanding)................     $11.04
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($33,140,818 / 2,984,236 shares outstanding)................     $11.11
                                                                             ========

            Maximum sales charge..........................................      5.75%
            Maximum offering price per share..............................     $11.79

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($80,485,835 / 7,261,527 shares outstanding)................     $11.08
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($17,469,185 / 1,583,565 shares outstanding)................     $11.03
                                                                             ========

---------------

 *Federal income tax information (see Note 8).

 **
  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LifeGoal Income Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                              VALUE
 SHARES                                                                       (000)
-------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES** -- 99.3%
  806,240   Mortgage- and Asset-Backed Portfolio..........................   $ 8,216
1,520,158   Nations Cash Reserves, Capital Class..........................     1,520
  164,584   Nations Convertible Securities Fund, Primary A Class..........     2,850
1,679,694   Nations High Yield Bond Fund, Primary A Class.................    16,562
2,595,130   Nations Short-Term Income Fund, Primary A Class...............    26,107
                                                                             -------
            TOTAL AFFILIATED INVESTMENT COMPANIES
              (Cost $54,625)..............................................    55,255
                                                                             -------
            TOTAL INVESTMENTS
              (Cost $54,625*)...................................    99.3%     55,255
                                                                             -------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     0.7%
            Receivable for Fund shares sold...............................   $   483
            Receivable from investment advisor............................        13
            Due to custodian..............................................        (2)
            Payable for Fund shares redeemed..............................       (61)
            Administration fee payable....................................        (6)
            Shareholder servicing and distribution fees payable...........       (20)
            Accrued Trustees' fees and expenses...........................        (6)
            Accrued expenses and other liabilities........................       (23)
                                                                             -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................       378
                                                                             -------
            NET ASSETS..........................................   100.0%    $55,633
                                                                             =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $     1
            Net unrealized appreciation of investments....................       630
            Paid-in capital...............................................    55,002
                                                                             -------
            NET ASSETS....................................................   $55,633
                                                                             =======


                                                                              VALUE
-------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($2,059,911 / 199,833 shares outstanding)...................    $10.31
                                                                             =======
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($35,963,924 / 3,489,287 shares outstanding)................    $10.31
                                                                             =======

            Maximum sales charge..........................................     3.25%
            Maximum offering price per share..............................    $10.66

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($9,269,073 / 900,195 shares outstanding)...................    $10.30
                                                                             =======
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($8,339,877 / 810,966 shares outstanding)...................    $10.28
                                                                             =======

---------------

 *Federal income tax information (see Note 8).

 **
  Mutual funds registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004


                                                                           LIFEGOAL           LIFEGOAL
                                                        LIFEGOAL           BALANCED          INCOME AND          LIFEGOAL
                                                         GROWTH             GROWTH             GROWTH             INCOME
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO(A)
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividend income from affiliated funds..............  $        1,470     $        8,420     $        3,584     $          715
                                                     --------------     --------------     --------------     --------------
    Total investment income........................           1,470              8,420              3,584                715
                                                     --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................             511              1,105                361                 15
Administration fee.................................              --                 --                 --                 40
Legal and audit fees...............................              --                 --                 --                 67
Registration and filing fees.......................              --                 --                 --                 14
Trustees' fees and expenses........................              --                 --                 --                 13
Printing expense...................................              --                 --                 --                  6
Other..............................................              --                 --                 --                  7
                                                     --------------     --------------     --------------     --------------
    Subtotal.......................................             511              1,105                361                162
Shareholder servicing and distribution fees:
  Primary B Shares.................................              --                  1                 --                 --
  Investor A Shares................................             105                185                 58                 28
  Investor B Shares................................             630              1,522                657                 30
  Investor C Shares................................             109                214                112                 21
                                                     --------------     --------------     --------------     --------------
    Total expenses.................................           1,355              3,027              1,188                241
Fees waived by advisor, administrator, and/or
  distributor (see Note 2).........................              --                 --*                --                (89)
                                                     --------------     --------------     --------------     --------------
    Net expenses...................................           1,355              3,027              1,188                152
                                                     --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).......................             115              5,393              2,396                563
                                                     --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) on investments............             570                (19)               671                 (3)
Capital gains distributions received...............             245              1,069                513                 67
Net change in unrealized
  appreciation/(depreciation) of investments.......          65,237             96,989             17,851                630
                                                     --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................          66,052             98,039             19,035                694
                                                     --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $       66,167     $      103,432     $       21,431     $        1,257
                                                     ==============     ==============     ==============     ==============

---------------

 * Amount represents less than $500.

(a)LifeGoal Income Portfolio commenced operations on September 4, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                        LIFEGOAL GROWTH
                                                                           PORTFOLIO
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/04           3/31/03
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $          115    $          156
Net realized gain/(loss) on investments.....................               570            (6,633)
Capital gain distributions received.........................               245               779
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            65,237           (31,534)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            66,167           (37,232)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................              (240)             (205)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................               (94)              (27)
  Investor B Shares.........................................               (15)               --
  Investor C Shares.........................................                (6)               --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                --
  Investor A Shares.........................................                --                --
  Investor B Shares.........................................                --                --
  Investor C Shares.........................................                --                --
Net increase/(decrease) in net assets from Portfolio share
  transactions..............................................            93,992            35,862
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................           159,804            (1,602)
NET ASSETS:
Beginning of period.........................................           123,172           124,774
                                                                --------------    --------------
End of period...............................................    $      282,976    $      123,172
                                                                ==============    ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $           --    $           --
                                                                ==============    ==============

---------------

(a)LifeGoal Income Portfolio commenced operations on September 4, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

                                                                           LIFEGOAL
         LIFEGOAL BALANCED                  LIFEGOAL INCOME AND             INCOME
         GROWTH PORTFOLIO                    GROWTH PORTFOLIO             PORTFOLIO
-----------------------------------   -------------------------------   --------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
       3/31/04          3/31/03          3/31/04          3/31/03         3/31/04(A)
--------------------------------------------------------------------------------------

    $        5,393   $        4,366   $        2,396   $        1,398   $          563
               (19)          (3,074)             671               31               (3)
             1,069            2,325              513              430               67
            96,989          (40,408)          17,851           (4,258)             630
    --------------   --------------   --------------   --------------   --------------
           103,432          (36,791)          21,431           (2,399)           1,257

            (3,610)          (3,800)          (1,006)            (713)             (45)
                (1)              (2)              --               --               --
            (1,308)            (522)            (526)            (193)            (438)
            (1,624)            (962)            (953)            (524)             (94)
              (256)             (80)            (177)             (57)             (66)

              (264)              --             (223)             (83)              --
              (108)              --             (110)             (23)              --
              (218)              --             (335)             (82)              --
               (32)              --              (51)              (9)              --
           187,937           89,813           78,771           51,495           55,019
    --------------   --------------   --------------   --------------   --------------
           283,948           47,656           96,821           47,412           55,633

           291,950          244,294           93,314           45,902               --
    --------------   --------------   --------------   --------------   --------------
    $      575,898   $      291,950   $      190,135   $       93,314   $       55,633
    ==============   ==============   ==============   ==============   ==============

    $          396   $          882   $          349   $          230   $            1
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                      LIFEGOAL GROWTH PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,917    $ 29,355       2,551    $ 21,809
  Issued as reinvestment of dividends.......................      21         228          24         194
  Redeemed..................................................  (1,095)    (10,965)     (1,697)    (14,642)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,843    $ 18,618         878    $  7,361
                                                              ======    ========      ======    ========
PRIMARY B SHARES:
  Sold......................................................      --    $     --          --    $     --
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................      --          --          (1)         (6)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      --    $     --          (1)   $     (6)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   3,899    $ 39,216       1,670    $ 14,508
  Shares issued upon conversion from Investor B shares......       8          82          16         129
  Shares issued upon conversion from Investor C shares......       1           5          --          --
  Issued as reinvestment of dividends.......................       8          90           3          25
  Redeemed..................................................    (975)     (9,731)       (520)     (4,408)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,941    $ 29,662       1,169    $ 10,254
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   4,280    $ 41,308       2,672    $ 22,983
  Issued as reinvestment of dividends.......................       1          14          --          --
  Shares redeemed upon conversion into Investor A shares....      (8)        (82)        (16)       (129)
  Redeemed..................................................    (728)     (7,139)       (827)     (6,839)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,545    $ 34,101       1,829    $ 16,015
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   1,353    $ 13,292         380    $  3,143
  Issued as reinvestment of dividends.......................      --           5          --          --
  Shares redeemed upon conversion into Investor A shares....      (1)         (5)         --          --
  Redeemed..................................................    (172)     (1,681)       (107)       (905)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,180    $ 11,611         273    $  2,238
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   9,509    $ 93,992       4,148    $ 35,862
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

                                                                  LIFEGOAL BALANCED GROWTH PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,764    $ 28,591       2,923    $ 26,838
  Issued as reinvestment of dividends.......................     327       3,446         414       3,758
  Redeemed..................................................  (1,730)    (18,106)     (4,112)    (37,645)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,361    $ 13,931        (775)   $ (7,049)
                                                              ======    ========      ======    ========
PRIMARY B SHARES:
  Sold......................................................      --    $     --          --    $     --
  Issued as reinvestment of dividends.......................      --*          1          --*          2
  Redeemed..................................................     (33)       (355)         --*         --*
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (33)   $   (354)         --*   $      2
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   7,950    $ 82,884       3,742    $ 34,278
  Shares issued upon conversion from Investor B shares......      55         607          36         324
  Shares issued upon conversion from Investor C shares......       1          16          --          --
  Issued as reinvestment of dividends.......................     121       1,209          56         504
  Redeemed..................................................  (2,480)    (26,314)       (631)     (5,672)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   5,647    $ 58,402       3,203    $ 29,434
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................  10,300    $105,507       8,312    $ 76,388
  Issued as reinvestment of dividends.......................     164       1,766         102         913
  Shares redeemed upon conversion into Investor A shares....     (55)       (607)        (36)       (324)
  Redeemed..................................................  (1,756)    (18,323)     (1,579)    (14,306)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   8,653    $ 88,343       6,799    $ 62,671
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   2,917    $ 30,767         676    $  6,249
  Issued as reinvestment of dividends.......................      21         230           8          73
  Shares redeemed upon conversion into Investor A shares....      (1)        (16)         --          --
  Redeemed..................................................    (316)     (3,366)       (172)     (1,567)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,621    $ 27,615         512    $  4,755
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  18,249    $187,937       9,739    $ 89,813
                                                              ======    ========      ======    ========

---------------

 * Amount represents less than 500 shares or $500 as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                LIFEGOAL INCOME AND GROWTH PORTFOLIO
                                                                  YEAR ENDED             YEAR ENDED
                                                                MARCH 31, 2004         MARCH 31, 2003
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,495    $ 26,625      1,520     $14,786
  Issued as reinvestment of dividends.......................     111       1,171         79         774
  Redeemed..................................................    (724)     (7,698)      (639)     (6,267)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................   1,882    $ 20,098        960     $ 9,293
                                                              ======    ========      =====     =======
INVESTOR A SHARES:
  Sold......................................................   2,314    $ 24,278      1,034     $10,168
  Shares issued upon conversion from Investor B shares......      18         196         18         170
  Shares issued upon conversion from Investor C shares......       1           6         --          --
  Issued as reinvestment of dividends.......................      52         560         20         193
  Redeemed..................................................    (541)     (5,752)      (339)     (3,318)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................   1,844    $ 19,288        733     $ 7,213
                                                              ======    ========      =====     =======
INVESTOR B SHARES:
  Sold......................................................   3,747    $ 39,241      3,875     $38,094
  Issued as reinvestment of dividends.......................     128       1,363         56         544
  Shares redeemed upon conversion into Investor A shares....     (18)       (196)       (18)       (170)
  Redeemed..................................................  (1,140)    (12,129)      (706)     (6,916)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................   2,717    $ 28,279      3,207     $31,552
                                                              ======    ========      =====     =======
INVESTOR C SHARES:
  Sold......................................................   1,289    $ 13,579        441     $ 4,331
  Issued as reinvestment of dividends.......................      17         188          6          57
  Shares redeemed upon conversion into Investor A shares....      (1)         (6)        --          --
  Redeemed..................................................    (248)     (2,655)       (97)       (951)
                                                              ------    --------      -----     -------
  Net increase/(decrease)...................................   1,057    $ 11,106        350     $ 3,437
                                                              ======    ========      =====     =======
  Total net increase/(decrease).............................   7,500    $ 78,771      5,250     $51,495
                                                              ======    ========      =====     =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

                                                              LIFEGOAL INCOME PORTFOLIO
                                                                    PERIOD ENDED
                                                                   MARCH 31, 2004
                                                              -------------------------
                                                               SHARES          DOLLARS
                                                              -------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................      242          $ 2,434
  Issued as reinvestment of dividends.......................       --               --
  Redeemed..................................................      (42)            (435)
                                                                -----          -------
  Net increase/(decrease)...................................      200          $ 1,999
                                                                =====          =======
INVESTOR A SHARES:+
  Sold......................................................    3,857          $39,340
  Shares issued upon conversion from Investor B shares......       --*               3
  Issued as reinvestment of dividends.......................       36              371
  Redeemed..................................................     (404)          (4,147)
                                                                -----          -------
  Net increase/(decrease)...................................    3,489          $35,567
                                                                =====          =======
INVESTOR B SHARES:+
  Sold......................................................      925          $ 9,421
  Issued as reinvestment of dividends.......................        7               74
  Shares redeemed upon conversion into Investor A shares....       --*              (3)
  Redeemed..................................................      (32)            (325)
                                                                -----          -------
  Net increase/(decrease)...................................      900          $ 9,167
                                                                =====          =======
INVESTOR C SHARES:++
  Sold......................................................      821          $ 8,391
  Issued as reinvestment of dividends.......................        5               52
  Redeemed..................................................      (15)            (157)
                                                                -----          -------
  Net increase/(decrease)...................................      811          $ 8,286
                                                                =====          =======
  Total net increase/(decrease).............................    5,400          $55,019
                                                                =====          =======

---------------

 + LifeGoal Income Portfolio Primary A, Investor A and Investor B Shares commenced operations on September 4, 2003.

++ LifeGoal Income Portfolio Investor C Shares commenced operations on September
   5, 2003.

 * Amount represents less than 500 shares or $500 as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year.


                                                                                         NET INCREASE/
                                                                                           (DECREASE)
                                            NET ASSET                    NET REALIZED    IN NET ASSETS    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED   RESULTING FROM     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON     INVESTMENT      INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS        INCOME
                                            ---------------------------------------------------------------------------
LIFEGOAL GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 7.82        $ 0.05           $ 3.46           $ 3.51          $(0.03)
Year ended 3/31/2003#.....................    10.68          0.04            (2.87)           (2.83)          (0.03)
Year ended 3/31/2002#.....................    10.38          0.03             0.31             0.34           (0.04)
Year ended 3/31/2001......................    15.50          0.09            (2.29)           (2.20)          (0.07)
Year ended 3/31/2000#.....................    12.15          0.04             3.88             3.92           (0.18)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 7.82        $ 0.02           $ 3.46           $ 3.48          $(0.02)
Year ended 3/31/2003#.....................    10.68          0.02            (2.87)           (2.85)          (0.01)
Year ended 3/31/2002#.....................    10.39            --##           0.32             0.32           (0.03)
Year ended 3/31/2001......................    15.48          0.07            (2.26)           (2.19)          (0.05)
Year ended 3/31/2000#.....................    12.16          0.01             3.87             3.88           (0.17)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 7.61        $(0.05)          $ 3.35           $ 3.30          $   --##
Year ended 3/31/2003#.....................    10.46         (0.04)           (2.81)           (2.85)             --
Year ended 3/31/2002#.....................    10.23         (0.07)            0.30             0.23              --##
Year ended 3/31/2001......................    15.35          0.02            (2.28)           (2.26)          (0.01)
Year ended 3/31/2000#.....................    12.13         (0.08)            3.84             3.76           (0.15)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 7.57        $(0.04)          $ 3.32           $ 3.28          $   --##
Year ended 3/31/2003#.....................    10.40         (0.04)           (2.79)           (2.83)             --
Year ended 3/31/2002#.....................    10.18         (0.07)            0.29             0.22              --##
Year ended 3/31/2001......................    15.30          0.03            (2.29)           (2.26)          (0.01)
Year ended 3/31/2000#.....................    12.09         (0.08)            3.83             3.75           (0.15)

---------------

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                      RATIO OF         RATIO OF                     RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL        END OF      TOTAL       PERIOD        AVERAGE        TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS+++     NET ASSETS       RATE       NET ASSETS+++
--------------------------------------------------------------------------------------------------------------------------------

   $   --          $(0.03)       $11.30       44.84%    $110,400        0.25%            0.45%            6%          0.25%
       --           (0.03)         7.82      (26.53)      61,985        0.25             0.45            13           0.25
       --           (0.04)        10.68        3.30       75,284        0.25             0.25            33           0.25
    (2.85)          (2.92)        10.38      (16.52)      66,504        0.25             0.81            58           0.25
    (0.39)          (0.57)        15.50       32.94       15,265        0.25             0.34           161           0.25

   $   --          $(0.02)       $11.28       44.51%    $ 64,267        0.50%            0.20%            6%          0.50%
       --           (0.01)         7.82      (26.68)      21,559        0.50             0.20            13           0.50
       --           (0.03)        10.68        3.04       16,967        0.50             0.00            33           0.50
    (2.85)          (2.90)        10.39      (16.50)       9,728        0.50             0.56            58           0.50
    (0.39)          (0.56)        15.48       32.67        4,528        0.50             0.09           161           0.50

   $   --          $   --##      $10.91       43.39%    $ 88,969        1.25%           (0.55)%           6%          1.25%
       --              --          7.61      (27.25)      35,069        1.25            (0.55)           13           1.25
       --              --##       10.46        2.25       29,079        1.25            (0.75)           33           1.25
    (2.85)          (2.86)        10.23      (17.18)      14,753        1.25            (0.19)           58           1.25
    (0.39)          (0.54)        15.35       31.68        8,972        1.25            (0.66)          161           1.25

   $   --          $   --##      $10.85       43.38%    $ 19,340        1.25%           (0.55)%           6%          1.25%
       --              --          7.57      (27.21)       4,559        1.25            (0.55)           13           1.25
       --              --##       10.40        2.16        3,436        1.25            (0.75)           33           1.25
    (2.85)          (2.86)        10.18      (17.18)       2,198        1.25            (0.19)           58           1.25
    (0.39)          (0.54)        15.30       31.65        1,485        1.25            (0.66)          161           1.25

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                                                                         NET INCREASE/
                                                                                           (DECREASE)
                                            NET ASSET                    NET REALIZED    IN NET ASSETS    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED   RESULTING FROM     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON     INVESTMENT      INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS        INCOME
                                            ---------------------------------------------------------------------------
LIFEGOAL BALANCED GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 8.77        $ 0.17           $ 2.44           $ 2.61          $(0.19)
Year ended 3/31/2003#.....................    10.38          0.18            (1.58)           (1.40)          (0.21)
Year ended 3/31/2002#.....................    10.33          0.31             0.16             0.47           (0.31)
Year ended 3/31/2001......................    11.97          0.44            (0.71)           (0.27)          (0.42)
Year ended 3/31/2000#.....................    10.80          0.36             1.54             1.90           (0.44)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 8.79        $ 0.15           $ 2.44           $ 2.59          $(0.17)
Year ended 3/31/2003#.....................    10.41          0.16            (1.59)           (1.43)          (0.19)
Year ended 3/31/2002#.....................    10.35          0.27             0.19             0.46           (0.29)
Year ended 3/31/2001......................    11.99          0.40            (0.69)           (0.29)          (0.40)
Year ended 3/31/2000#.....................    10.82          0.34             1.53             1.87           (0.41)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 8.77        $ 0.07           $ 2.43           $ 2.50          $(0.10)
Year ended 3/31/2003#.....................    10.39          0.09            (1.57)           (1.48)          (0.14)
Year ended 3/31/2002#.....................    10.35          0.20             0.17             0.37           (0.22)
Year ended 3/31/2001......................    12.00          0.32            (0.70)           (0.38)          (0.32)
Year ended 3/31/2000#.....................    10.82          0.26             1.54             1.80           (0.33)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 8.85        $ 0.08           $ 2.45           $ 2.53          $(0.11)
Year ended 3/31/2003#.....................    10.49          0.09            (1.60)           (1.51)          (0.13)
Year ended 3/31/2002#.....................    10.44          0.20             0.18             0.38           (0.22)
Year ended 3/31/2001......................    12.09          0.34            (0.73)           (0.39)          (0.31)
Year ended 3/31/2000#.....................    10.92          0.26             1.55             1.81           (0.35)

---------------

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                      RATIO OF         RATIO OF                     RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL        END OF      TOTAL       PERIOD        AVERAGE        TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS+++     NET ASSETS       RATE       NET ASSETS+++
--------------------------------------------------------------------------------------------------------------------------------

   $(0.01)         $(0.20)       $11.18       29.95%    $216,997        0.25%            1.63%           24%          0.25%
       --           (0.21)         8.77      (13.51)     158,377        0.25             1.97            26           0.25
    (0.11)          (0.42)        10.38        4.65      195,436        0.25             3.02           117           0.25
    (0.95)          (1.37)        10.33       (2.39)     194,842        0.25             3.69           106           0.25
    (0.29)          (0.73)        11.97       18.34       13,325        0.25             3.37           124           0.25

   $(0.01)         $(0.18)       $11.20       29.60%    $111,325        0.50%            1.38%           24%          0.50%
       --           (0.19)         8.79      (13.77)      37,750        0.50             1.72            26           0.50
    (0.11)          (0.40)        10.41        4.52       11,343        0.50             2.77           117           0.50
    (0.95)          (1.35)        10.35       (2.61)       4,308        0.50             3.44           106           0.50
    (0.29)          (0.70)        11.99       18.03        2,298        0.50             3.12           124           0.50

   $(0.01)         $(0.11)       $11.16       28.63%    $208,372        1.25%            0.63%           24%          1.25%
       --           (0.14)         8.77      (14.33)      87,911        1.25             0.97            26           1.25
    (0.11)          (0.33)        10.39        3.62       33,519        1.25             2.02           117           1.25
    (0.95)          (1.27)        10.35       (3.37)      13,676        1.25             2.69           106           1.25
    (0.29)          (0.62)        12.00       17.26        9,789        1.25             2.37           124           1.25

   $(0.01)         $(0.12)       $11.26       28.67%    $ 39,204        1.25%            0.63%           24%          1.25%
       --           (0.13)         8.85      (14.41)       7,620        1.25             0.97            26           1.25
    (0.11)          (0.33)        10.49        3.66        3,655        1.25             2.02           117           1.25
    (0.95)          (1.26)        10.44       (3.43)       1,613        1.25             2.69           106           1.25
    (0.29)          (0.64)        12.09       17.22        2,092        1.25             2.37           124           1.25

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                                                                          NET INCREASE/
                                                                                            (DECREASE)
                                            NET ASSET                     NET REALIZED    IN NET ASSETS    DISTRIBUTIONS
                                              VALUE          NET         AND UNREALIZED   RESULTING FROM     FROM NET
                                            BEGINNING     INVESTMENT     GAIN/(LOSS) ON     INVESTMENT      INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)#    INVESTMENTS       OPERATIONS        INCOME
                                            ----------------------------------------------------------------------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2004......................   $ 9.62         $0.23            $ 1.49           $ 1.72          $(0.24)
Year ended 3/31/2003......................    10.35          0.27             (0.71)           (0.44)          (0.26)
Year ended 3/31/2002......................    10.37          0.40             (0.01)            0.39           (0.36)
Year ended 3/31/2001......................    10.63          0.52             (0.04)            0.48           (0.50)
Year ended 3/31/2000......................    10.86          0.49              0.02             0.51           (0.51)
INVESTOR A SHARES
Year ended 3/31/2004......................   $ 9.67         $0.22            $ 1.50           $ 1.72          $(0.22)
Year ended 3/31/2003......................    10.41          0.24             (0.71)           (0.47)          (0.24)
Year ended 3/31/2002......................    10.43          0.36              0.01             0.37           (0.34)
Year ended 3/31/2001......................    10.69          0.51             (0.06)            0.45           (0.47)
Year ended 3/31/2000......................    10.89          0.48              0.03             0.51           (0.48)
INVESTOR B SHARES
Year ended 3/31/2004......................   $ 9.66         $0.13            $ 1.50           $ 1.63          $(0.15)
Year ended 3/31/2003......................    10.41          0.17             (0.71)           (0.54)          (0.18)
Year ended 3/31/2002......................    10.44          0.29                --             0.29           (0.27)
Year ended 3/31/2001......................    10.70          0.43             (0.06)            0.37           (0.39)
Year ended 3/31/2000......................    10.89          0.41              0.03             0.44           (0.40)
INVESTOR C SHARES
Year ended 3/31/2004......................   $ 9.62         $0.13            $ 1.49           $ 1.62          $(0.15)
Year ended 3/31/2003......................    10.37          0.17             (0.71)           (0.54)          (0.18)
Year ended 3/31/2002......................    10.40          0.29                --             0.29           (0.27)
Year ended 3/31/2001......................    10.67          0.43             (0.07)            0.36           (0.39)
Year ended 3/31/2000......................    10.90          0.40              0.03             0.43           (0.43)

---------------

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                      RATIO OF         RATIO OF                     RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL        END OF      TOTAL       PERIOD        AVERAGE        TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS+++     NET ASSETS       RATE       NET ASSETS+++
--------------------------------------------------------------------------------------------------------------------------------

   $(0.06)         $(0.30)       $11.04     18.08%      $59,040        0.25%            2.20%          14%           0.25%
    (0.03)          (0.29)         9.62      (4.22)      33,316         0.25             2.72           34            0.25
    (0.05)          (0.41)        10.35       3.83       25,906         0.25             3.81           37            0.25
    (0.24)          (0.74)        10.37       4.60       15,297         0.25             5.05           35            0.25
    (0.23)          (0.74)        10.63       4.91        4,736         0.25             4.78           96            0.25

   $(0.06)         $(0.28)       $11.11     17.93%      $33,141        0.50%            1.95%          14%           0.50%
    (0.03)          (0.27)         9.67      (4.49)      11,027         0.50             2.47           34            0.50
    (0.05)          (0.39)        10.41       3.56        4,241         0.50             3.56           37            0.50
    (0.24)          (0.71)        10.43       4.33        1,487         0.50             4.80           35            0.50
    (0.23)          (0.71)        10.69       4.93          789         0.50             4.53           96            0.50

   $(0.06)         $(0.21)       $11.08     16.94%      $80,486        1.25%            1.20%          14%           1.25%
    (0.03)          (0.21)         9.66      (5.20)      43,905         1.25             1.72           34            1.25
    (0.05)          (0.32)        10.41       2.77       13,926         1.25             2.81           37            1.25
    (0.24)          (0.63)        10.44       3.55        5,391         1.25             4.05           35            1.25
    (0.23)          (0.63)        10.70       4.25        4,645         1.25             3.78           96            1.25

   $(0.06)         $(0.21)       $11.03     16.95%      $17,469        1.25%            1.20%          14%           1.25%
    (0.03)          (0.21)         9.62      (5.23)       5,066         1.25             1.72           34            1.25
    (0.05)          (0.32)        10.37       2.77        1,829         1.25             2.81           37            1.25
    (0.24)          (0.63)        10.40       3.50        1,051         1.25             4.05           35            1.25
    (0.23)          (0.66)        10.67       4.11          848         1.25             3.78           96            1.25

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                                                                          NET INCREASE/
                                                                          NET REALIZED      (DECREASE)
                                            NET ASSET                         AND         IN NET ASSETS    DISTRIBUTIONS
                                              VALUE          NET           UNREALIZED     RESULTING FROM     FROM NET
                                            BEGINNING     INVESTMENT     GAIN/(LOSS) ON     INVESTMENT      INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)#    INVESTMENTS       OPERATIONS        INCOME
                                            ----------------------------------------------------------------------------
LIFEGOAL INCOME PORTFOLIO
PRIMARY A SHARES
Period ended 3/31/2004*...................   $10.00         $0.23            $0.30            $0.53           $(0.22)
INVESTOR A SHARES
Period ended 3/31/2004*...................   $10.00         $0.21            $0.30            $0.51           $(0.20)
INVESTOR B SHARES
Period ended 3/31/2004*...................   $10.00         $0.16            $0.31            $0.47           $(0.17)
INVESTOR C SHARES
Period ended 3/31/2004**..................   $10.00         $0.16            $0.29            $0.45           $(0.17)

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

  * LifeGoal Income Portfolio Primary A, Investor A and Investor B Shares commenced investment operations on September 4, 2003.

 ** LifeGoal Income Portfolio Investor C Shares commenced operations on
    September 5, 2003.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                      RATIO OF         RATIO OF                     RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL        END OF      TOTAL       PERIOD        AVERAGE        TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS+++     NET ASSETS       RATE       NET ASSETS+++
--------------------------------------------------------------------------------------------------------------------------------

    $  --          $(0.22)       $10.31       5.31%     $ 2,060         0.42%+           3.39%+          5%           0.92%+

    $  --          $(0.20)       $10.31       5.18%     $35,964         0.67%+           3.14%+          5%           1.17%+

    $  --          $(0.17)       $10.30       4.70%     $ 9,269         1.42%+           2.39%+          5%           1.92%+

    $  --          $(0.17)       $10.28       4.49%     $ 8,340         1.42%+           2.39%+          5%           1.92%+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate Portfolios. These financial statements pertain only to the LifeGoal Portfolios of Funds Trust:
LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio, LifeGoal Income and Growth Portfolio and LifeGoal Income Portfolio (each a "Portfolio" and collectively, the "Portfolios"). The Portfolios invest in Primary A Shares of other Nations Funds (the "Underlying Funds") distributed by BACAP Distributors, LLC ("BACAP Distributors") and advised by Banc of America Capital Management, LLC ("BACAP"). The Portfolios currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Portfolio have equal voting rights on matters affecting all shareholders of the Portfolio. In addition, each class of shares of a Portfolio has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Investments in the Underlying Funds are valued at the net asset value of each Primary A Share of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter. The Portfolios may, however, declare and pay distributions from net investment income more frequently. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Distributions are recorded on exdividend date. Income distributions and capital gain distributions on a Portfolio level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Portfolio or class of shares are charged to such Portfolio or class. In addition, the Portfolios indirectly bear their pro rata share of expenses of the Underlying Funds.

2.  INVESTMENT ADVISORY FEE, CO-ADMINISTRATION FEE AND RELATED PARTY
TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and paid monthly, at the maximum annual rate of 0.25% of each Portfolio's average daily net assets (excluding LifeGoal Income Portfolio) and has agreed to bear any and all fees and expenses of the Portfolios (excluding LifeGoal Income Portfolio) (other than the investment advisory fee

NATIONS FUNDS
payable under the Investment Advisory Agreement, taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees). Under the terms of the Investment Advisory Agreement for LifeGoal Income Portfolio, BACAP is entitled to receive an advisory fee, calculated daily and paid monthly based on LifeGoal Income Portfolio's average daily net assets that are invested in direct securities or the Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio and/or High Income Portfolio (collectively referred to as the "Fixed Income Sector Portfolios") at the maximum annual rate of 0.50%. LifeGoal Income Portfolio is not charged an advisory fee on its assets that are invested in the Nations Funds (Nations Funds do not include the Fixed Income Sector Portfolios.)

BACAP Distributors, a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. BACAP Distributors received no compensation for its services as administrator from the Portfolios (excluding LifeGoal Income Portfolio). Under the administration agreement, BACAP Distributors is entitled to receive an administration fee, calculated daily and paid monthly, at a maximum annual rate of 0.23% of the average daily net assets for the LifeGoal Income Portfolio. For the period ended March 31, 2004, BACAP Distributors agreed to waive 0.10% of its administration fees for LifeGoal Income Portfolio as a percentage of the LifeGoal Income Portfolio's average daily net assets that are invested in the Nations Funds. For the period ended March 31, 2004, BACAP Distributors earned 0.23% on LifeGoal Income Portfolio's assets that were invested in the Fixed Income Sector Portfolios and 0.13% on LifeGoal Income Portfolio's assets invested in the Nations Funds.

Bank of America serves as custodian of Funds Trust (excluding LifeGoal Income Portfolio) on behalf of the Portfolios' assets. The Bank of New York serves as custodian of Funds Trust on behalf of LifeGoal Income Portfolio's assets.

BACAP and/or its affiliates may, from time to time, reduce its fee payable by each Portfolio. For the period ended March 31, 2004, BACAP agreed to waive 0.10% of its advisory fees for LifeGoal Income Portfolio as a percentage of the Portfolio's average daily net assets that were invested in direct securities or the Fixed Income Sector Portfolios. For the period ended March 31, 2004, BACAP voluntarily agreed to limit total annual operating expenses to 0.42% of LifeGoal Income Portfolio's average daily net assets. There is no guarantee that this limitation will continue.

PFPC Inc. serves as the transfer agent for the Portfolios' shares. Bank of America serves as sub-transfer agent for the Portfolios' Primary A Shares. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Portfolios. For the year ended March 31, 2004, Bank of America earned the following sub-transfer agent fees from the Portfolios for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                              SUB-TRANSFER AGENT FEE
PORTFOLIO                                                             (000)
------------------------------------------------------------------------------------
Growth......................................................           $ --*
Balanced Growth.............................................             --*
Income and Growth...........................................             --*
Income......................................................             --*

---------------

 *Amount represents less than $500.

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2004, the Funds were informed that the distributors received the following:

                                                                FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                  SALES CHARGE
                                                                  (000)                        (000)
                                                              -------------    --------------------------------------
PORTFOLIO                                                      INVESTOR A      INVESTOR A    INVESTOR B    INVESTOR C
---------------------------------------------------------------------------------------------------------------------
Growth......................................................     $  972            $1           $140           $3
Balanced Growth.............................................      1,903             1            335            7
Income and Growth...........................................        576             1            144            7
Income......................................................        192             6              1            1

NATIONS FUNDS

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as a Director or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets (excluding LifeGoal Growth, LifeGoal Balanced Growth, and LifeGoal Income and Growth). Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of the Nations Treasury Reserves. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statement of operations for LifeGoal Income Portfolio. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statement of net assets for LifeGoal Income Portfolio.

A significant portion of each Portfolio's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Portfolio, and a combined distribution and shareholder servicing plan for the Investor A shares of each Portfolio. The shareholder servicing plans permit the Portfolios to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Portfolio directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP.

For the year ended March 31, 2004, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                                 CURRENT RATE           PLAN
                                                              (AFTER FEE WAIVER)       LIMIT
                                                              --------------------------------
Investor A Combined Shareholder Servicing and Distribution
  Plan......................................................         0.25%              0.25%
Investor B and Investor C Shareholder Servicing Plans.......         0.25%              0.25%
Investor B and Investor C Distribution Plans................         0.75%              0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of the Underlying Funds for the year ended March 31, 2004 were as follows:

                                                              PURCHASES      SALES
                                                                (000)        (000)
                                                              ----------------------
Growth......................................................  $ 106,699    $  12,873
Balanced Growth.............................................    294,097      107,178
Income and Growth...........................................     98,701       20,062
Income......................................................     54,646        1,492

5.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares.

NATIONS FUNDS

Investor B Shares generally convert to Investor A Shares based on the following conditions:

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
  $0 - $249,999                                                Nine years
  $250,000 - $499,999                                          Six years
  $500,000 - $999,999                                          Five years
-- before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

6.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1. The Funds had no borrowings during the fiscal year or outstanding as of March 31, 2004.

7.  RISK FACTORS OF THE PORTFOLIOS AND THE UNDERLYING FUNDS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund and incur custody and other costs until BACAP determines that it is appropriate to dispose of such securities.

The Officers and Trustees of Funds Trust also serve as Officers and Trustees of the Underlying Funds. In addition, BACAP Distributors and BACAP are wholly-owned subsidiaries of Bank of America. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds a Portfolio invests in may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by BACAP. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. BACAP, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. BACAP may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds

NATIONS FUNDS
may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

8.  INCOME TAXES

Information on the tax components of capital as of March 31, 2004 is as follows:

                                                                                     NET TAX       UNDISTRIBUTED    UNDISTRIBUTED
                                        COST OF                                     UNREALIZED        ORDINARY        LONG-TERM
                                      INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/       INCOME/          GAINS/
                                        FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)    (ACCUMULATED    (ACCUMULATED
                                       PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS   ORDINARY LOSS)   CAPITAL LOSS)
FUND                                     (000)         (000)          (000)           (000)            (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
Growth..............................   $265,923       $19,584        $(2,925)        $16,659           $   --          $(7,306)
Balanced Growth.....................    540,482        35,925         (1,143)         34,782            2,289            2,336
Income and Growth...................    177,902        11,905             --          11,905              882              518
Income..............................     54,628           627             --             627                1                2

At March 31, 2004, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING    EXPIRING
                                                              IN 2010     IN 2011
                                                               (000)       (000)
                                                              --------------------
Growth......................................................   $5,242      $2,064

During the year ended March 31, 2004, the following Portfolios utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
Growth......................................................      $  431
Balanced Growth.............................................       1,337

The tax composition of distributions were as follows:

                                                                       3/31/04                      3/31/03
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                               INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Growth......................................................   $  355         $ --          $  232          $--
Balanced Growth.............................................    6,799          622           5,366           --
Income and Growth...........................................    2,812          569           1,645           39
Income......................................................      643           --              --           --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for dividends received from underlying mutual funds.

                                                                                       ACCUMULATED NET
                                                                UNDISTRIBUTED      REALIZED GAIN/(LOSS) ON
                                                              INVESTMENT INCOME       INVESTMENTS SOLD        PAID-IN CAPITAL
FUND                                                                (000)                   (000)                  (000)
-----------------------------------------------------------------------------------------------------------------------------
Growth......................................................        $240                    $(131)                 $(109)
Balanced Growth.............................................         920                     (920)                    --
Income and Growth...........................................         385                     (385)                    --
Income......................................................          81                      (64)                   (17)

9.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds, including other funds in the

NATIONS FUNDS

Nations Funds family. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons

NATIONS FUNDS
of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDER AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Income and Growth Portfolio and Nations LifeGoal Income Portfolio (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Portfolios") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the amount of long-term capital gains and 15% long-term capital gains designated by Funds Trust were as follows:

                                                                 TOTAL       PORTION SUBJECT TO
                                                               LONG-TERM       15% LONG-TERM
PORTFOLIO                                                     CAPITAL GAIN     CAPITAL GAINS
-----------------------------------------------------------------------------------------------
Balanced Growth.............................................    $622,795          $622,795
Income and Growth...........................................     568,940           189,173

Of the ordinary income (including short-term capital gain) distributions made by Funds Trust during the fiscal year ended March 31, 2004, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Growth......................................................  100.00%
Balanced Growth.............................................   16.23%
Income and Growth...........................................   11.47%
Income......................................................    1.62%

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Portfolios during the fiscal year ended March 31, 2004, the following percentages represent the amount of qualified dividend income within each Portfolio:

Growth......................................................  100.00%
Balanced Growth.............................................   21.90%
Income and Growth...........................................   12.49%
Income......................................................    1.75%

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                     80
Age: 60                  Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman                             (a company formed to advise and
of the Board                                     buy family owned companies) from
                                                 1998 through April 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                  Trustee since 1999      July 1997, Chairman and Chief
Trustee                                          Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                  Trustee since 1999      Professor of Business
Trustee                                          Administration -- Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean -- Fuqua School
                                                 of Business Europe, Duke
                                                 University, July 1999 through
                                                 June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                78
Age: 68                  Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                          1996 to May 2000; Commandant --
                                                 United States Marine Corps from
                                                 July 1991 to July 1995;
                                                 Member -- Board of Advisors to
                                                 the Comptroller General of the
                                                 United States
Dr. Cornelius J. Pings   Indefinite term;        Retired; President -- Association            78
Age: 75                  Trustee since 1999      of American Universities from
Trustee                                          Feb. 1993 through June 1998

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 60                 Corporation (electronic equipment
Trustee and Chairman    manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the
                        Board and Board Member, Nations
                        Funds complex (4 other registered
                        investment companies)
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (transformer
Trustee                 manufacturer) and Faison
                        Enterprises (real estate
                        development); Director and Vice
                        Chairman, Aegis Insurance Services,
                        Ltd. (a mutual fund insurance
                        company in Bermuda); and Board
                        Member, Nations Funds complex (4
                        other registered investment
                        companies)
Thomas F. Keller        Director -- Wendy's International,
Age: 72                 Inc. (restaurant operating and
Trustee                 franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Board Member,
                        Nations Funds complex (4 other
                        registered investment companies)

Carl E. Mundy, Jr.      Chairman and Trustee -- Board of
Age: 68                 Trustees, Marine Corps University
Trustee                 Foundation; Director -- Schering-
                        Plough (pharmaceuticals and health
                        care products) and General Dynamics
                        Corporation (defense systems); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
Dr. Cornelius J. Pings  Director -- Farmers Group, Inc.
Age: 75                 (insurance company) and Edelbrock
Trustee                 Corp. (automotive products); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Minor M. Shaw            Indefinite term;        President -- Micco Corporation               78
Age: 56                  Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker        Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                  Trustee since 1999      Financial Officer -- Albemarle
Trustee                                          Corporation (chemical
                                                 manufacturing) through February
                                                 2003
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III    Indefinite term;        President and Treasurer, Saunders            78
Age: 67                  Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers         Indefinite term;        Retired                                      78
Age: 65                  Trustee since 1999
Trustee
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                  Trustee since 1999      & Boothe LLP (law firm)
Trustee

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Minor M. Shaw           Chairman -- Wofford College Board
Age: 56                 of Trustees; Chairman and
Trustee                 Trustee -- The Daniel-Mickel
                        Foundation of South Carolina;
                        Vice-Chairman and
                        Trustee -- Greenville-Spartanburg
                        Airport Commission and Duke
                        Endowment; Trustee -- The
                        Hollingsworth Funds, The Belle
                        Baruch Foundation and the South
                        Carolina Foundation for Independent
                        Colleges; Chair-Elect -- Urban
                        League of the Upstate; Board
                        Member -- United Way of Greenville
                        County; Vice-Chair -- Greenville
                        Chamber of Commerce; Board
                        Member -- United Way of South
                        Carolina; and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)
Charles B. Walker       Director -- Ethyl Corporation
Age: 65                 (chemical manufacturing); and
Trustee                 Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III   Director -- Saunders & Benson, Inc.
Age: 67                 (insurance); Insurance Managers
Trustee                 Inc. (insurance); and
                        Trustee -- Nations Funds complex (2
                        other registered investment
                        companies)
James B. Sommers        Chairman Emeritus -- Central
Age: 65                 Piedmont Community College
Trustee                 Foundation; Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority and Carolina Pad & Paper
                        Company; Trustee -- Mint Museum of
                        Art; and Trustee, Nations Funds
                        complex (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 65                 Furniture Company, Inc. (furniture)
Trustee                 and Bassett Mirror Company (glass
                        furniture); and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent Trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

                      [This page intentionally left blank]

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund



SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations LargeCap Enhanced Core Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund




LIFEGLAR
(3/04)

                Nations Fixed Income
                Sector Portfolios
                ----------------------------------------------------------------
                Annual report for the year ended March 31, 2004
(NATIONS FUNDS LOGO)

CORPORATE BOND PORTFOLIO
HIGH INCOME PORTFOLIO
MORTGAGE- AND ASSET-BACKED PORTFOLIO

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations
Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America
Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations
Funds and receive fees for such services.
BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC.


----------------------------------------------------------------------
   NOT FDIC INSURED         MAY LOSE VALUE        NO BANK GUARANTEE
----------------------------------------------------------------------

CHAIRMAN'S AND PRESIDENT'S LETTER
                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial(1) Average recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

                           Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           (1)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (3)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHAIRMAN'S AND PRESIDENT'S LETTER
CONTINUED...

                           MARKET OUTLOOK
                           We remain very encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           NATIONS FUNDS UPDATE
                           Even though performance was strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

                           (4)The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Corporate Bond Portfolio                                       3
                                       High Income Portfolio                                          7
                                       Mortgage- and Asset-Backed Portfolio                          11
                                       FINANCIAL STATEMENTS
                                       Schedules of investments                                      15
                                       Statements of assets and liabilities                          26
                                       Statements of operations                                      27
                                       Statements of changes in net assets                           28
                                       Schedules of capital stock activity                           30
                                       Financial highlights                                          31
                                       Notes to financial statements                                 34
                                       Tax information                                               44
                                       Fund governance                                               45

The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER                           research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

CORPORATE BOND PORTFOLIO

FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON CORPORATE BOND PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Portfolio is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Portfolio.

INVESTMENT OBJECTIVE
The Portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of corporate bonds.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Corporate Bond Portfolio provided shareholders with a total return of 7.83%.
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Portfolio's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on managing interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.
                           The Corporate Bond Portfolio seeks to outperform the Lehman Brothers U.S. Credit Index,** a broad-based measure of the bond market as a whole. The index currently has an average duration of approximately
                           5.88 years and includes publicly issued investment grade corporate debt with maturities longer than one year.

                           HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Corporate Bond Portfolio returned 7.83% compared with 8.61% for its benchmark, Lehman Brothers U.S. Credit Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real gross domestic product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimate of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           Although medium and long-term interest rates ended the fiscal year at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index*** advanced more than 30% over the 12 months.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **Lehman Brothers U.S. Credit Index is an unmanaged index of publicly issued investment grade corporate, securities and dollar-denominated SEC registered global debentures. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.




                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CORPORATE BOND PORTFOLIO

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           HOW DID YOU MANAGE THE PORTFOLIO IN THIS
                           ENVIRONMENT?+

                           Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. We were sanguine about the economy during the year. As credits spreads narrowed, we maintained a duration-neutral posture while overweighting exposure to corporate segments in order to take advantage of the tightening.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE
                           PORTFOLIO'S PERFORMANCE?

                           Our strategic overweight in corporate bonds compared with the benchmark index added to performance. The Portfolio benefited especially from positions in higher quality sectors such as bank, finance and industrials.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO PERFORMANCE DURING THE PERIOD?

                           Our more conservative stance with respect to credit quality hampered relative returns during the past fiscal year. The Portfolio was underweight the riskier segments of the market -- such as telecommunications, cable media and utilities -- that performed very well as the economy expanded.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE PORTFOLIO?

                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investment grade spreads continue to tighten. We intend to maintain the Portfolio's neutrality with respect to duration as part of our overall management of interest-rate risk. We also intend to maintain an overweight to the benchmark in corporate bonds, although we have modestly reduced exposures in this segment of the market.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 4

CORPORATE BOND

PORTFOLIO

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

81.2%  Corporate bonds and notes
 9.4%  Foreign bonds and notes
 4.4%  Sovereign government bonds and notes
 3.9%  Other
 1.1%  U.S. Treasury obligations

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Ford Motor Credit Company, 7.375%
                                                                                 02/01/11                                2.2%
                                                                            -------------------------------------------------
                                                                              2  General Electric Capital Corporation,
                                                                                 MTN, Series A, 6.750% 03/15/32          2.0%
                                                                            -------------------------------------------------
                                                                              3  Bank One Corporation, 6.000% 08/01/08   1.8%
                                                                            -------------------------------------------------
                                                                              4  Deutsche Telekom International
                                                                                 Finance BV, 8.500% 06/15/10             1.7%
                                                                            -------------------------------------------------
                                                                              5  Time Warner Inc., 9.125% 01/15/13       1.6%
                                                                            -------------------------------------------------
                                                                              6  DaimlerChrysler NA Holdings
                                                                                 Corporation, 4.050% 06/04/08            1.4%
                                                                            -------------------------------------------------
                                                                              7  U.S. Bank N.A., Minnesota, 6.375%
                                                                                 08/01/11                                1.4%
                                                                            -------------------------------------------------
                                                                              8  Citigroup Inc., 7.250% 10/01/10         1.4%
                                                                            -------------------------------------------------
                                                                              9  Goldman Sachs Group, Inc., 6.600%
                                                                                 01/15/12                                1.3%
                                                                            -------------------------------------------------
                                                                             10  Centerpoint Energy Resources
                                                                                 Corporation, Series B, 7.875%
                                                                                 04/01/13                                1.3%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE PORTFOLIO MAY INVEST.

CORPORATE BOND

PORTFOLIO


PERFORMANCE

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/04) RETURN CHART]

                                                                 CORPORATE BOND PORTFOLIO       LEHMAN BROTHERS U.S. CREDIT INDEX
                                                                 ------------------------       ---------------------------------
Aug. 30 2002                                                             10000.00                           10000.00
                                                                         10245.00                           10211.00
                                                                         10481.00                           10526.00
                                                                         10699.00                           10778.00
                                                                         11143.00                           11296.00
                                                                         11154.00                           11279.00
I2003E                                                                   11195.00                           11334.00
Mar. 31 2004                                                             11536.00                           11705.00


AVERAGE ANNUAL TOTAL RETURN

     SINCE INCEPTION
     (8/30/02 through
      3/31/04)                9.43%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Corporate Bond Portfolio from the inception of the Portfolio. The Lehman Brothers U.S. Credit Index includes publicly issued investment grade corporate securities and dollar-denominated SEC registered global debentures. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

Inception date                                                    8/30/02
-------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                 7.83%
-------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                                    9.43%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

HIGH INCOME PORTFOLIO

HIGH YIELD TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON HIGH INCOME PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Portfolio is managed by the High Yield Team of Banc of America Capital Management, LLC, investment adviser to the Portfolio.

INVESTMENT OBJECTIVE
The Portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of high yield debt securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, High Income Portfolio provided shareholders with a total return of 14.72%.
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Portfolio's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on managing risk through diversification and emphasize sector allocation and relative value security selection.
                           The High Yield Portfolio seeks to outperform the Citigroup All BB & B-Rated Index,** a credit quality specific measure of the below investment grade bond market. The index has an average duration of approximately 4.67 years and is composed of all publicly issued BB and B rated corporate bonds.

                           HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?
                           For the 12 months ended March 31, 2004, High Income Portfolio returned 14.72% compared with 19.63% for its benchmark, the Citigroup All BB & B-Rated Index. The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real gross domestic product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimate of GDP growth for the first calendar quarter of 2004 was 4.2%. The economy's expansion, coupled with low inflation and continued low interest rates set the stage for healthy investment performance.
                           An intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index*** advanced more than 30% over the 12 months. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **The Citigroup All BB & B-Rated Index measures the performance of below investment-grade debt securities rated BB or B by Standard & Poor's Corporation that are issued by corporations domiciled in the United States or Canada. All bonds in the index are publicly placed, have a fixed coupon and are non-convertible. The index is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           HIGHER YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY
                           KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS
                           THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

HIGH INCOME PORTFOLIO

HIGH YIELD TEAM COMMENTARY continued


                           For fixed income investors, it was often a bumpy ride. Although medium and long-term interest rates ended the fiscal year at the same level they began it, bond markets experienced considerable volatility. Since late 2002, high yield markets have been in a non-stop surge. All sectors of the market registered double-digit gains as the strengthening economy reinvigorated corporate earnings growth and, in turn lowered default rates. Airlines, cable and utilities issues led the rally. With spreads narrowing throughout the year, BB-rated and B-rated bonds generated excess returns of 12.42% and 15.30%, respectively, over comparable-duration treasury issues.

                           HOW DID YOU MANAGE THE PORTFOLIO IN THIS
                           ENVIRONMENT?+

                           Despite the volatile markets, we remained faithful to our strategy of focusing on relative value opportunities across the high yield market. As credit spreads tightened and in anticipation of rising rates, we kept the Portfolio more heavily weighted in the higher quality issuers of the below investment grade market. The Portfolio also has a large number of shorter duration issues.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE
                           PORTFOLIO'S PERFORMANCE?

                           Our strategic overweight in cyclical industries benefited the Portfolio. Positions in the basic industries sector and the home building, building products, chemicals, paper and forest products, and metals and mining industries, which benefited from the reviving economy, contributed to the Portfolio's strong results.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO PERFORMANCE?

                           Our decisions to maintain a position slightly shorter than the benchmark duration and to underweight the riskier and often distressed segments of the high yield market -- such as airlines, cable, telecommunications and utilities -- dampened results.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE PORTFOLIO?

                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investment grade spreads continue to tighten. We intend to maintain our short duration position and our overweight in the higher quality segments of the market. In many cases, we believe the high yield market has run ahead of fundamentals and, as a result, we have increased both the quality of the portfolio and our cash positions.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

HIGH INCOME

PORTFOLIO

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

75.2%  Corporate bonds and notes
11.9%  Foreign bonds and notes
 6.1%  Other
 3.3%  U.S. government and agency obligations
 2.4%  Mortgage-backed securities
 1.1%  Preferred stocks

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Stone Container Corporation, 11.500%
                                                                                 08/15/06                                4.2%
                                                                            -------------------------------------------------
                                                                              2  Aquila, Inc., 7.000% 07/15/04           4.0%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA), 2.125% 04/15/06                 3.3%
                                                                            -------------------------------------------------
                                                                              4  Toll Corporation, 8.125% 02/01/09       3.2%
                                                                            -------------------------------------------------
                                                                              5  Nextel Communications, Inc., Class A,
                                                                                 9.375% 11/15/09                         3.2%
                                                                            -------------------------------------------------
                                                                              6  Georgia-Pacific Corporation, 7.375%
                                                                                 07/15/08                                2.9%
                                                                            -------------------------------------------------
                                                                              7  West Penn Power Company, MTN, Series
                                                                                 A, 6.375% 06/01/04                      2.8%
                                                                            -------------------------------------------------
                                                                              8  Louisiana-Pacific Corporation, 8.500%
                                                                                 08/15/05                                2.8%
                                                                            -------------------------------------------------
                                                                              9  Methanex Corporation, 7.750% 08/15/05   2.8%
                                                                            -------------------------------------------------
                                                                             10  Lyondell Chemical Company, Series B,
                                                                                 9.875% 05/01/07                         2.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE PORTFOLIO MAY INVEST.

HIGH INCOME

PORTFOLIO


PERFORMANCE

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/04) RETURN CHART]

                                                                   HIGH INCOME PORTFOLIO         CITIGROUP BB/B HIGH YIELD INDEX
                                                                   ---------------------         -------------------------------
Aug. 30 2002                                                              10000.00                           10000.00
                                                                           9981.00                            9811.00
                                                                          10203.00                           10510.00
                                                                          10603.00                           11321.00
                                                                          11248.00                           12297.00
                                                                          11372.00                           12528.00
I2003E                                                                    11869.00                           13272.00
Mar. 31 2004                                                              12163.00                           13543.00


AVERAGE ANNUAL TOTAL RETURN

     SINCE INCEPTION
     (8/30/02 through
      3/31/04)                13.14%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in High Income Portfolio from the inception of the Portfolio. Figures for the Citigroup BB/B High Yield Index dollar-denominated market index comprised of various fixed income securities rated either BB or B by the Standard & Poor's Corporation. All bonds included in the index must be nonconvertible, have at least one year remaining to maturity, and have an outstanding par value of at least $100 million, include reinvestment of dividends. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses or investing.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

Inception date                                                    8/30/02
-------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                14.72%
-------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                                   13.14%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

MORTGAGE- AND

ASSET-BACKED PORTFOLIO

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON MORTGAGE- AND ASSET-BACKED PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Portfolio is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Portfolio.

INVESTMENT OBJECTIVE
The Portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of mortgage and other asset-backed securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Mortgage- and Asset-Backed Portfolio provided shareholders with a total return of 3.53%.
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Portfolio's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on managing interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.
                           The Mortgage- and Asset-Backed Portfolio seeks to outperform the Lehman Brothers U.S. MBS Fixed Rate Index,** a broad-based measure of the bond market as a whole. The index currently has an average duration of approximately 2.29 years and comprises fixed rate pass through mortgages issued by agencies and government sponsored enterprises.

                           HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Mortgage- and Asset-Backed Portfolio returned 3.53% compared with 4.08% for its benchmark, Lehman Brothers U.S. MBS Fixed Rate Index.
                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real gross domestic product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimate of growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.
                           Although medium and long-term interest rates ended the fiscal year at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **Lehman Brothers U.S. MBS Fixed Rate Index is an unmanaged index of mortgage passthrough securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC) It is unmanaged and unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MORTGAGE- AND

ASSET-BACKED PORTFOLIO FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index*** advanced more than 30% over the 12 months.

                           HOW DID YOU MANAGE THE PORTFOLIO IN THIS
                           ENVIRONMENT?+
                           Despite the volatile markets, we remained faithful to our strategy of attempting to control interest rate risk and focusing on relative value opportunities within the sectors available to the Portfolio.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE
                           PORTFOLIO'S PERFORMANCE?

                           Because we felt that interest rates were headed higher, we decided to adopt a less negative convexity profile than the benchmark index. This meant that the Portfolio was positioned to benefit from any upward movements in rates in a very volatile environment. This more favorable convexity profile helped us especially during the recent back-up in interest rates. In addition, due to overall rich pricing in the mortgage sector and the uncertainty about the magnitude of any interest rate movement, our exposure to agency bonds and our decision to underweight mortgages benefited the Portfolio.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO PERFORMANCE?

                           The performance of the mortgage sector was not symmetrical. Premium passthroughs such as Conventional 6.0's and 6.5's outperformed the rest of the coupon stack. While we had exposure in the 6.5 coupon bonds, we favored the 5.0 and 5.5's to the 6.0's coupon bonds.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE PORTFOLIO?

                           For the near term, we intend to maintain our underweight in mortgages relative to the index. We expect to review that stance when there is better interest-rate visibility and more stability in the mortgage sector.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

MORTGAGE- AND

ASSET-BACKED PORTFOLIO

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 94.0%  Mortgage-backed securities
 23.5%  U.S. government and agency obligations
 10.1%  U.S. Treasury obligations
  2.1%  Asset-backed securities
-29.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.000% 03/01/18   25.9%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 10/01/33   21.8%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/32   20.7%
                                                                            -------------------------------------------------
                                                                              4  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 5.500% 06/15/33                         9.9%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 12/01/33    7.3%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 4.375% 07/17/13    3.8%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Note, 3.250% 01/15/09     3.6%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 11/01/33    1.9%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Note, 1.625% 01/31/05     1.8%
                                                                            -------------------------------------------------
                                                                             10  U.S. Treasury Note, 3.250% 08/15/07     1.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE PORTFOLIO MAY INVEST.

MORTGAGE- AND

ASSET-BACKED PORTFOLIO


PERFORMANCE

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES (AS OF 3/31/04) RETURN CHART]

                                                                 MORTGAGE AND ASSET-BACKED        LEHMAN BROTHERS U.S. MBS FIXED
                                                                         PORTFOLIO                          RATE INDEX
                                                                 -------------------------        ------------------------------
Aug. 30 2002                                                              10000.00                           10000.00
                                                                          10073.00                           10071.00
                                                                          10228.00                           10207.00
                                                                          10318.00                           10301.00
                                                                          10392.00                           10369.00
                                                                          10426.00                           10422.00
I2003E                                                                    10498.00                           10519.00
Mar. 31 2004                                                              10682.00                           10721.00


AVERAGE ANNUAL TOTAL RETURN

     SINCE INCEPTION
     (8/30/02 through
      3/31/04)                4.18%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Mortgage- and Asset-Backed Portfolio from the inception of the Portfolio. Lehman Brothers U.S. MBS Fixed Rate Index is an unmanaged index of mortgage passthrough securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

Inception date                                                    8/30/02
-------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                 3.53%
-------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                                    4.18%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

NATIONS FUNDS

Corporate Bond Portfolio

  SCHEDULE OF INVESTMENTS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 81.2%
            AEROSPACE AND DEFENSE -- 1.5%
 $    233   Boeing Company,
              5.125% 02/15/13.............................................   $   242
        8   General Dynamics Corporation,
              4.500% 08/15/10.............................................         8
      145   Goodrich (BF) Corporation,
              7.625% 12/15/12.............................................       172
      322   Northrop Grumman Corporation,
              7.125% 02/15/11.............................................       381
      120   Raytheon Company,
              5.375% 04/01/13.............................................       126
                                                                             -------
                                                                                 929
                                                                             -------
            AUTOMOTIVE -- 6.2%
      839   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08.............................................       847
      188   Delphi Corporation,
              6.125% 05/01/04.............................................       189
       24   Ford Motor Company,
              7.450% 07/16/31.............................................        24
      254   Ford Motor Credit Company,
              5.800% 01/12/09.............................................       262
    1,258   Ford Motor Credit Company,
              7.375% 02/01/11.............................................     1,371
      178   General Motors Acceptance Corporation,
              6.150% 04/05/07.............................................       192
      399   General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................       433
      190   General Motors Acceptance Corporation,
              8.000% 11/01/31.............................................       210
      263   General Motors Corporation,
              8.250% 07/15/23.............................................       294
                                                                             -------
                                                                               3,822
                                                                             -------
            BEVERAGES -- 1.2%
      245   Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33.............................................       262
      449   Cadbury Schweppes US Fin,
              5.125% 10/01/13@............................................       464
                                                                             -------
                                                                                 726
                                                                             -------
            BROADCASTING AND CABLE -- 3.8%
      172   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................       199
      535   Liberty Media Corporation,
              3.500% 09/25/06.............................................       545
      192   Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................       266
       67   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................        77
       30   Time Warner Inc.,
              8.110% 08/15/06.............................................        34
      742   Time Warner Inc.,
              9.125% 01/15/13.............................................       955
      205   Time Warner Inc.,
              7.625% 04/15/31.............................................       240
                                                                             -------
                                                                               2,316
                                                                             -------

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            CHEMICALS -- BASIC -- 0.6%
 $    248   The Dow Chemical Company,
              6.125% 02/01/11.............................................   $   276
       93   The Dow Chemical Company,
              7.375% 11/01/29.............................................       108
                                                                             -------
                                                                                 384
                                                                             -------
            CHEMICALS -- SPECIALTY -- 1.6%
      149   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................       153
       68   Eastman Chemical Company,
              3.250% 06/15/08.............................................        67
      240   Eastman Chemical Company,
              6.300% 11/15/18.............................................       259
       12   Monsanto Company,
              4.000% 05/15/08.............................................        12
      111   Praxair, Inc.,
              4.750% 07/15/07.............................................       118
      310   Praxair, Inc.,
              6.500% 03/01/08.............................................       351
                                                                             -------
                                                                                 960
                                                                             -------
            COMMERCIAL BANKING -- 13.9%
      286   AmSouth Bank N.A.,
              4.850% 04/01/13.............................................       293
      987   Bank One Corporation,
              6.000% 08/01/08##...........................................     1,104
      703   Citigroup Inc.,
              7.250% 10/01/10.............................................       838
      237   Citigroup Inc.,
              6.000% 02/21/12.............................................       267
       75   City National Corporation,
              5.125% 02/15/13.............................................        77
      202   FleetBoston Financial Corporation,
              7.250% 09/15/05>............................................       218
      271   Golden West Financial Corporation,
              4.750% 10/01/12.............................................       280
      448   J.P. Morgan Chase & Co.,
              7.250% 06/01/07.............................................       512
      242   Key Bank N.A.,
              7.000% 02/01/11.............................................       283
      186   Mellon Funding Corporation,
              4.875% 06/15/07.............................................       199
       97   Mellon Funding Corporation,
              6.700% 03/01/08.............................................       111
      445   National City Bank,
              4.625% 05/01/13.............................................       448
      196   PNC Funding Corporation,
              7.000% 09/01/04.............................................       201
      315   PNC Funding Corporation,
              5.750% 08/01/06.............................................       340
       20   Popular North America Inc.,
              4.250% 04/01/08.............................................        21
      312   Popular North America Inc., MTN, Series E,
              6.125% 10/15/06.............................................       341
       87   Regions Financial Corporation,
              7.750% 09/15/24.............................................       109
       75   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................        76

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Corporate Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
 $     35   State Street Corporation,
              7.650% 06/15/10.............................................   $    43
        2   SunTrust Banks, Inc.,
              5.050% 07/01/07.............................................         2
      733   US Bank N.A., Minnesota,
              6.375% 08/01/11.............................................       842
      482   Wachovia Corporation,
              3.500% 08/15/08.............................................       490
      421   Washington Mutual, Inc.,
              5.625% 01/15/07.............................................       456
      587   Washington Mutual, Inc.,
              4.625% 04/01/14.............................................       575
       42   Wells Fargo and Company,
              3.500% 04/04/08.............................................        43
      304   Wells Fargo Financial, Inc.,
              4.875% 06/12/07.............................................       326
                                                                             -------
                                                                               8,495
                                                                             -------
            COMMERCIAL SERVICES -- 0.5%
      244   Waste Management, Inc.,
              7.375% 08/01/10.............................................       287
                                                                             -------
            COMPUTER SERVICES -- 0.3%
      159   SunGard Data Systems Inc.,
              4.875% 01/15/14@............................................       160
                                                                             -------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
       30   International Business Machines Corporation,
              4.750% 11/29/12.............................................        31
      172   International Business Machines Corporation,
              6.500% 01/15/28.............................................       192
      140   International Business Machines Corporation,
              5.875% 11/29/32.............................................       145
                                                                             -------
                                                                                 368
                                                                             -------
            CONGLOMERATES -- 0.1%
       83   General Electric Company,
              5.000% 02/01/13.............................................        87
                                                                             -------
            CONSUMER CREDIT AND MORTGAGES -- 2.4%
      146   American Express Company,
              3.750% 11/20/07.............................................       152
      456   American Express Credit Corporation,
              3.000% 05/16/08.............................................       457
      143   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08.............................................       141
      660   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06.............................................       707
                                                                             -------
                                                                               1,457
                                                                             -------

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 2.0%
 $     57   Target Corporation,
              3.375% 03/01/08.............................................   $    58
      169   Target Corporation,
              5.400% 10/01/08.............................................       185
      314   Target Corporation,
              5.875% 03/01/12.............................................       349
      491   Wal-Mart Stores, Inc.
              5.450% 08/01/06.............................................       527
       64   Wal-Mart Stores, Inc.,
              4.375% 07/12/07.............................................        68
       52   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................        53
                                                                             -------
                                                                               1,240
                                                                             -------
            ELECTRIC POWER -- NON NUCLEAR -- 3.6%
       97   Appalachian Power Company, Series G,
              3.600% 05/15/08.............................................        98
      226   Cinergy Corporation,
              6.250% 09/01/04.............................................       230
      111   Columbus Southern Power Company, Series D,
              6.600% 03/01/33.............................................       123
       31   Dominion Resources, Inc.,
              5.000% 03/15/13.............................................        32
      140   Exelon Generation Company, LLC,
              5.350% 01/15/14@............................................       144
       12   New York State Electric & Gas,
              5.750% 05/01/23.............................................        12
       16   Ohio Edison Company,
              4.000% 05/01/08@............................................        16
      130   Pacific Gas and Electric Company,
              6.050% 03/01/34.............................................       131
      122   Pepco Holdings, Inc.,
              3.750% 02/15/06.............................................       125
       45   Pepco Holdings, Inc.,
              5.500% 08/15/07.............................................        48
      433   Progress Energy, Inc.,
              6.050% 04/15/07.............................................       472
       26   PSEG Power LLC,
              5.500% 12/01/15.............................................        27
       94   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08.............................................        97
      582   TXU Energy Company,
              7.000% 03/15/13.............................................       668
                                                                             -------
                                                                               2,223
                                                                             -------
            ELECTRIC POWER -- NUCLEAR -- 4.0%
       93   American Electric Power Company, Inc.,
              5.250% 06/01/15.............................................        95
      702   Centerpoint Energy Resources Corporation, Series B,
              7.875% 04/01/13.............................................       813
       60   Duquesne Light Company, Series O,
              6.700% 04/15/12.............................................        69
       35   Energy East Corporation,
              6.750% 06/15/12.............................................        40
       88   FirstEnergy Corporation, Series B,
              6.450% 11/15/11.............................................        96

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

NATIONS FUNDS

Corporate Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
 $    201   FirstEnergy Corporation, Series C,
              7.375% 11/15/31.............................................   $   224
      217   MidAmerican Energy Holdings Company,
              5.000% 02/15/14@............................................       217
      156   Southern California Edison Company,
              5.000% 01/15/14.............................................       160
      104   Southern California Edison Company,
              6.000% 01/15/34.............................................       107
      255   Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................       278
      126   Southern Power Company, Series B,
              6.250% 07/15/12.............................................       139
      180   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................       194
                                                                             -------
                                                                               2,432
                                                                             -------
            EXPLORATION AND PRODUCTION -- 0.4%
      177   Devon Energy Corporation,
              7.950% 04/15/32.............................................       219
                                                                             -------
            FINANCE -- MISCELLANEOUS -- 6.2%
      500   Associates Corporation of North America,
              6.950% 11/01/18.............................................       601
      193   CIT Group Inc.,
              7.375% 04/02/07.............................................       219
    1,032   General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32##...........................................     1,193
      202   Household Finance Corporation,
              5.875% 02/01/09.............................................       224
      402   Household Finance Corporation,
              6.375% 11/27/12.............................................       455
      123   Household Finance Corporation,
              7.350% 11/27/32.............................................       150
      110   International Lease Finance Corporation,
              4.500% 05/01/08.............................................       116
      355   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................       360
      221   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................       244
      163   National Rural Utilities Cooperative Finance Corporation, MTN,
              Series C,
              8.000% 03/01/32.............................................       213
                                                                             -------
                                                                               3,775
                                                                             -------
            FOOD AND DRUG STORES -- 1.1%
      384   Fred Meyer, Inc.,
              7.450% 03/01/08.............................................       444
      202   The Kroger Company,
              6.800% 04/01/11.............................................       232
       12   The Kroger Company,
              6.750% 04/15/12.............................................        14
                                                                             -------
                                                                                 690
                                                                             -------

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            FOOD PRODUCTS -- 0.1%
 $     36   Unilever Capital Corporation,
              6.875% 11/01/05.............................................   $    39
                                                                             -------
            HEALTH SERVICES -- 1.4%
      178   Cardinal Health, Inc.,
              6.750% 02/15/11.............................................       208
      377   Wellpoint Health Networks Inc.,
              6.375% 06/15/06.............................................       410
      185   Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................       209
                                                                             -------
                                                                                 827
                                                                             -------
            HEAVY MACHINERY -- 0.9%
      323   Caterpillar Financial Services Corporation,
              5.950% 05/01/06.............................................       349
      165   John Deere Capital Corporation,
              7.000% 03/15/12.............................................       195
                                                                             -------
                                                                                 544
                                                                             -------
            HOUSEHOLD PRODUCTS -- 0.2%
      136   Procter & Gamble Company,
              4.750% 06/15/07.............................................       146
                                                                             -------
            INSURANCE -- 2.8%
       32   Hartford Life, Inc.,
              7.375% 03/01/31.............................................        39
        8   Marsh & McLennan Companies, Inc.,
              5.875% 08/01/33.............................................         8
      152   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................       149
      110   MetLife, Inc.,
              5.375% 12/15/12.............................................       117
      110   MetLife, Inc.,
              6.500% 12/15/32.............................................       122
        3   Nationwide Financial Services, Inc.,
              5.900% 07/01/12.............................................         3
       50   Principal Life Global,
              6.125% 03/01/06@............................................        54
      409   Principal Life Global,
              6.250% 02/15/12@............................................       465
       78   Progressive Corporation,
              6.250% 12/01/32.............................................        85
       52   Prudential Financial, Inc., MTN, Series B,
              4.500% 07/15/13.............................................        52
      399   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................       450
       78   The Hartford Financial Services
              Group, Inc.,
              2.375% 06/01/06.............................................        78
       72   The Hartford Financial Services Group, Inc.,
              4.625% 07/15/13@............................................        72
       30   Unitrin Inc.,
              4.875% 11/01/10.............................................        31
                                                                             -------
                                                                               1,725
                                                                             -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Corporate Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            INTEGRATED OIL -- 1.1%
 $    271   Conoco Funding Company,
              6.350% 10/15/11.............................................   $   311
      351   USX Corporation,
              6.650% 02/01/06.............................................       380
                                                                             -------
                                                                                 691
                                                                             -------
            INVESTMENT SERVICES -- 8.8%
      652   Bear Stearns Companies Inc.,
              4.500% 10/28/10##...........................................       673
       30   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................        32
      229   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................       256
      236   Goldman Sachs Group, Inc.,
              6.875% 01/15/11.............................................       274
      711   Goldman Sachs Group, Inc.,
              6.600% 01/15/12.............................................       815
       66   Goldman Sachs Group, Inc.,
              5.700% 09/01/12.............................................        71
      333   Lehman Brothers Holdings Inc.,
              4.000% 01/22/08.............................................       346
      352   Lehman Brothers Holdings Inc.,
              7.000% 02/01/08.............................................       404
      262   Lehman Brothers Holdings Inc.,
              7.875% 08/15/10.............................................       320
      539   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.............................................       602
      125   Merrill Lynch & Company, Inc., MTN, Series B,
              2.070% 06/12/06.............................................       126
       76   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08.............................................        78
      247   Morgan Stanley,
              6.750% 04/15/11.............................................       285
      294   Morgan Stanley,
              6.600% 04/01/12.............................................       338
      518   Morgan Stanley,
              5.300% 03/01/13.............................................       544
      210   Salomon Smith Barney Holdings Inc.,
              6.500% 02/15/08.............................................       237
                                                                             -------
                                                                               5,401
                                                                             -------
            METALS AND MINING -- 0.4%
      223   Alcoa Inc.,
              7.375% 08/01/10.............................................       268
                                                                             -------
            NATURAL GAS DISTRIBUTION -- 0.6%
      310   NiSource Finance Corporation,
              5.400% 07/15/14.............................................       320
       47   Southern California Gas Company, Series HH,
              5.450% 04/15/18.............................................        50
                                                                             -------
                                                                                 370
                                                                             -------

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            NATURAL GAS PIPELINES -- 1.9%
 $    418   Duke Capital LLC,
              4.370% 03/01/09.............................................   $   423
      340   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................       354
      346   Teppco Partners, LP,
              7.625% 02/15/12.............................................       413
                                                                             -------
                                                                               1,190
                                                                             -------
            OIL REFINING AND MARKETING -- 0.1%
       58   Valero Energy Corporation,
              6.875% 04/15/12.............................................        67
       13   Valero Energy Corporation,
              7.500% 04/15/32.............................................        15
                                                                             -------
                                                                                  82
                                                                             -------
            PAPER AND FOREST PRODUCTS -- 1.9%
      116   Champion International Corporation,
              7.350% 11/01/25.............................................       132
      402   International Paper Company,
              5.850%** 10/30/12...........................................       432
      368   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................       413
      145   MeadWestvaco Corporation,
              8.200% 01/15/30.............................................       176
                                                                             -------
                                                                               1,153
                                                                             -------
            PUBLISHING AND ADVERTISING -- 1.0%
      135   Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................       159
      125   News America Holdings Inc.,
              9.250% 02/01/13.............................................       164
      209   News America Holdings Inc.,
              8.150% 10/17/36.............................................       264
       22   News America Holdings Inc.,
              6.550% 03/15/33.............................................        23
                                                                             -------
                                                                                 610
                                                                             -------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
      222   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................       259
       21   Union Pacific Corporation,
              4.698% 01/02/24.............................................        21
                                                                             -------
                                                                                 280
                                                                             -------
            REAL ESTATE -- 1.1%
      208   EOP Operating LP,
              7.000% 07/15/11.............................................       241
      443   EOP Operating LP,
              4.750% 03/15/14.............................................       437
       11   ERP Operating LP,
              5.200% 04/01/13.............................................        11
                                                                             -------
                                                                                 689
                                                                             -------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.1%
      509   Camden Property Trust,
              5.375% 12/15/13.............................................       527
      149   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................       168

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

NATIONS FUNDS

Corporate Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- (CONTINUED)
 $     95   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................   $    95
      487   Simon Property Group, Inc.,
              3.750% 01/30/09@............................................       495
                                                                             -------
                                                                               1,285
                                                                             -------
            TELECOMMUNICATIONS SERVICES -- 6.3%
      175   AT&T Corporation,
              8.050%** 11/15/11...........................................       205
       11   AT&T Corporation,
              8.750%** 11/15/31...........................................        13
      152   AT&T Wireless Services Inc.,
              8.125% 05/01/12.............................................       185
       69   AT&T Wireless Services Inc.,
              8.750% 03/01/31.............................................        89
       83   BellSouth Corporation,
              6.000% 10/15/11.............................................        92
      140   BellSouth Telecommunications Inc.,
              6.375% 06/01/28.............................................       150
      490   SBC Communications Inc.,
              5.750% 05/02/06.............................................       527
       43   Sprint Capital Corporation,
              6.125% 11/15/08.............................................        47
      562   Sprint Capital Corporation,
              8.375% 03/15/12.............................................       684
      310   Sprint Capital Corporation,
              8.750% 03/15/32.............................................       392
        7   Verizon Florida Inc., Series F,
              6.125% 01/15/13.............................................         8
      221   Verizon Global Funding Corporation,
              7.750% 12/01/30.............................................       268
      426   Verizon New England Inc.,
              6.500% 09/15/11.............................................       481
      644   Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11.............................................       694
                                                                             -------
                                                                               3,835
                                                                             -------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $48,040)..............................................    49,705
                                                                             -------
            FOREIGN BONDS AND NOTES -- 9.4%
            BROADCASTING AND CABLE -- 0.0%+
       11   Rogers Cable Inc.,
              6.250% 06/15/13.............................................        11
                                                                             -------
            BUILDING MATERIALS -- 0.3%
      184   Hanson Overseas BV,
              6.750% 09/15/05.............................................       197
                                                                             -------
            CHEMICALS -- SPECIALTY -- 0.0%+
       14   Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................        14
                                                                             -------

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- 0.5%
 $      6   Barclays Bank plc,
              7.400% 12/15/09.............................................   $     7
      322   Scotland International Finance,
              4.250% 05/23/13@............................................       316
                                                                             -------
                                                                                 323
                                                                             -------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
       42   Transalta Corporation,
              5.750% 12/15/13.............................................        44
                                                                             -------
            INTEGRATED OIL -- 0.9%
       25   Pemex Project Funding Master Trust,
              7.875%** 02/01/09...........................................        29
      392   Pemex Project Funding Master Trust,
              8.625%** 02/01/22...........................................       452
       86   Suncor Energy, Inc.,
              5.950% 12/01/34.............................................        90
                                                                             -------
                                                                                 571
                                                                             -------
            METALS AND MINING -- 1.0%
      288   Alcan Inc.,
              6.450% 03/15/11.............................................       329
       50   Alcan Inc.,
              7.250% 03/15/31.............................................        60
       87   BHP Finance USA Ltd.,
              4.800% 04/15/13.............................................        90
       44   Codelco Inc.,
              5.500% 10/15/13@............................................        46
       26   Placer Dome, Inc.,
              6.450% 10/15/35@............................................        28
       81   Rio Tinto Finance (USA) Ltd.,
              2.625% 09/30/08.............................................        79
                                                                             -------
                                                                                 632
                                                                             -------
            PUBLISHING AND ADVERTISING -- 0.5%
      299   Thomson Corporation,
              5.250% 08/15/13.............................................       319
                                                                             -------
            RAILROADS, TRUCKING AND SHIPPING -- 0.4%
      188   Canadian National Railway Company,
              6.900% 07/15/28.............................................       222
                                                                             -------
            TELECOMMUNICATIONS SERVICES -- 5.7%
      265   British Telecommunications plc,
              7.875%** 12/15/05...........................................       291
      112   British Telecommunications, plc,
              8.375%** 12/15/10...........................................       138
       43   British Telecommunications, plc,
              8.875%** 12/15/30...........................................        57
      840   Deutsche Telekom International
              Finance BV,
              8.500%** 06/15/10...........................................     1,031
      490   Deutsche Telekom International
              Finance BV,
              5.250% 07/22/13.............................................       510
      370   France Telecom SA,
              8.750%** 03/01/11...........................................       452

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Corporate Bond Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $    263   France Telecom SA,
              9.500%** 03/01/31...........................................   $   355
        9   Intelsat Ltd.,
              6.500% 11/01/13.............................................        10
       80   Telefonos de Mexico, SA,
              4.500% 11/19/08@............................................        82
      452   Telus Corporation,
              7.500% 06/01/07.............................................       514
                                                                             -------
                                                                               3,440
                                                                             -------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $5,696)...............................................     5,773
                                                                             -------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 4.4%
      224   Hellenic Republic,
              6.950% 03/04/08.............................................       257
      443   Quebec (Province of),
              7.500% 09/15/29.............................................       578
      157   Region of Lombardy,
              5.804% 10/25/32.............................................       169
      101   Republic of Chile,
              5.500% 01/15/13.............................................       107
      174   Republic of Poland,
              5.250% 01/15/14.............................................       181
      523   United Mexican States,
              8.375% 01/14/11.............................................       635
      188   United Mexican States,
              6.375% 01/16/13.............................................       204
      524   United Mexican States,
              7.500% 04/08/33.............................................       571
                                                                             -------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $2,557)...............................................     2,702
                                                                             -------
            U.S. TREASURY OBLIGATIONS -- 1.1%
            U.S. TREASURY STRIPS -- 1.1%
      400   Principal only,
              2.891%*** 02/15/09..........................................       348
      900   Principal only,
              5.260%*** 08/15/25..........................................       297
                                                                             -------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $656).................................................       645
                                                                             -------
 SHARES                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 2.2%
              (Cost $1,325)
    1,325   Nations Cash Reserves, Capital Class Shares#..................   $ 1,325
                                                                             -------
            TOTAL INVESTMENTS
              (Cost $58,274*)...................................      98.3%   60,150
                                                                             -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).................................       1.7%    1,043
                                                                             -------
            NET ASSETS..........................................     100.0%  $61,193
                                                                             =======

---------------

 * Federal income tax information (see Note 9).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 > Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 ##All or a portion of security segregated as collateral for futures contracts.

ABBREVIATIONS:

MTN  -          Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS

High Income Portfolio

  SCHEDULE OF INVESTMENTS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 75.2%
            BUILDING MATERIALS -- 6.7%
  $   163   Atrium Companies, Inc.,
              10.500% 05/01/09@...........................................    $  171
      118   Atrium Companies, Inc., Series B,
              10.500% 05/01/09............................................       124
      200   Louisiana-Pacific Corporation,
              8.500% 08/15/05.............................................       217
                                                                              ------
                                                                                 512
                                                                              ------
            CHEMICALS -- BASIC -- 2.7%
      200   Lyondell Chemical Company, Series B,
              9.875% 05/01/07.............................................       208
                                                                              ------
            CHEMICALS -- SPECIALTY -- 4.0%
       92   Equistar Chemicals, LP,
              10.625% 05/01/11............................................        99
       66   Nalco Company,
              7.750% 11/15/11@............................................        69
      103   Nalco Finance Holdings Inc.,
              (0.000)% due 2/01/14
              9.000% beginning 2/01/09@...................................        61
       80   PolyOne Corporation,
              10.625% 05/15/10............................................        82
                                                                              ------
                                                                                 311
                                                                              ------
            COMMERCIAL SERVICES -- 1.9%
       10   Allied Waste North America, Inc., Series B,
              7.875% 01/01/09.............................................        10
      135   Browning-Ferris Industries, Inc.,
              7.875% 03/15/05.............................................       139
                                                                              ------
                                                                                 149
                                                                              ------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.7%
       56   Unisys Corporation,
              7.875% 04/01/08.............................................        58
                                                                              ------
            CONGLOMERATES -- 0.3%
       23   True Temper Sports Inc.,
              8.375% 09/15/11@............................................        23
                                                                              ------
            CONSTRUCTION -- 3.2%
       72   Standard Pacific Corporation,
              6.500% 10/01/08.............................................        76
      154   Technical Olympic USA, Inc.,
              10.375% 07/01/12............................................       173
                                                                              ------
                                                                                 249
                                                                              ------
            CONSUMER SERVICES -- 0.5%
       39   Service Corporation International,
              6.750% 04/01/16@............................................        39
                                                                              ------
            DEPARTMENT AND DISCOUNT STORES -- 1.6%
      120   JC Penny Company, Inc.,
              8.250% 08/15/22.............................................       124
                                                                              ------

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- 2.3%
  $    20   American Achievement Corporation,
              8.250% 04/01/12@............................................    $   21
      143   Fastentech Inc.,
              11.500% 05/01/11@...........................................       160
                                                                              ------
                                                                                 181
                                                                              ------
            ELECTRIC POWER -- NON NUCLEAR -- 6.2%
      114   Aes Corporation Bank Term Loan,
              (purchased 10/06/03, cost $115)
              5.32% 07/25/08(a)(c)........................................       116
       80   Calpine Corporation,
              8.500% 07/15/10@............................................        74
       74   Edison International, Inc.,
              6.875% 09/15/04.............................................        75
      216   West Penn Power Company, Series A, MTN,
              6.375% 06/01/04.............................................       218
                                                                              ------
                                                                                 483
                                                                              ------
            ENERGY -- MISCELLANEOUS -- 0.7%
       51   MSW Energy Holdings,
              7.375% 09/01/10@............................................        54
                                                                              ------
            FINANCE -- MISCELLANEOUS -- 2.2%
      158   Midland Funding II, Series A,
              11.750% 07/23/05............................................       167
                                                                              ------
            FOOD PRODUCTS -- 0.3%
       24   United Agri Products,
              8.250% 12/15/11@............................................        25
                                                                              ------
            HEALTH SERVICES -- 0.7%
       46   Universal Hospital Services Inc.,
              10.125% 11/01/11@...........................................        50
                                                                              ------
            HEAVY MACHINERY -- 1.7%
      113   Case New Holland Inc.,
              9.250% 08/01/11@............................................       128
                                                                              ------
            HOUSEHOLD PRODUCTS -- 0.6%
       45   Salton, Inc.,
              10.750% 12/15/05............................................        43
                                                                              ------
            HOUSING AND FURNISHING -- 6.7 %
      130   D.R. Horton, Inc.,
              10.500% 04/01/05............................................       139
       90   Sealy Mattress Company,
              8.250% 06/15/14@............................................        90
       35   Standard Pacific Corporation,
              6.250% 04/01/14.............................................        35
      239   Toll Corporation,
              8.125% 02/01/09.............................................       248
                                                                              ------
                                                                                 512
                                                                              ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

High Income Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            LODGING AND RECREATION -- 2.1%
  $   152   Horseshoe Gaming Holding Corporation, Series B,
              8.625% 05/15/09.............................................    $  159
                                                                              ------
            METALS AND MINING -- 6.6%
      100   Compass Minerals Group, Inc.,
              10.000% 08/15/11............................................       114
       74   Compass Minerals International, Inc.,
              (0.000)% due 6/01/13
              12.000% beginning 6/01/08...................................        56
      120   Earle M. Jorgensen Company,
              9.750% 06/01/12.............................................       135
      194   Ryerson Tull, Inc.,
              9.125% 07/15/06.............................................       200
                                                                              ------
                                                                                 505
                                                                              ------
            NATURAL GAS DISTRIBUTION -- 4.4%
      303   Aquila, Inc.,
              7.000% 07/15/04.............................................       304
       34   Aquila, Inc.,
              6.875% 10/01/04.............................................        34
                                                                              ------
                                                                                 338
                                                                              ------
            NATURAL GAS PIPELINES -- 3.0%
      119   El Paso CGP Company,
              7.750% 06/15/10.............................................       103
      165   El Paso CGP Company,
              7.420% 02/15/37.............................................       125
                                                                              ------
                                                                                 228
                                                                              ------
            OIL REFINING AND MARKETING -- 1.2%
       89   Tesoro Petroleum Corporation, Series B,
              9.000% 07/01/08.............................................        93
                                                                              ------
            OILFIELD SERVICES -- 1.4%
      108   Pride International, Inc.,
              9.375% 05/01/07.............................................       110
                                                                              ------
            PACKAGING AND CONTAINERS -- 3.1%
       75   Owens-Brockway Glass Containers, Inc.,
              8.875% 02/15/09.............................................        81
      150   Owens-Brockway Glass Containers, Inc.,
              7.750% 05/15/11.............................................       157
                                                                              ------
                                                                                 238
                                                                              ------
            PAPER AND FOREST PRODUCTS -- 3.5%
      207   Georgia-Pacific Corporation,
              7.375% 07/15/08.............................................       226
       43   Scotia Pacific Company LLC, Series B,
              7.110% 01/20/14.............................................        40
                                                                              ------
                                                                                 266
                                                                              ------
            SEMICONDUCTORS -- 0.6%
       39   Fairchild Semiconductor Corporation, Class A,
              10.500% 02/01/09............................................        43
                                                                              ------

PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            STEEL -- 1.9%
  $    42   Ispat Inland Ulc,
              9.750% 04/01/14@............................................    $   44
      106   Oregon Steel Mills Inc.,
              10.000% 07/15/09............................................       106
                                                                              ------
                                                                                 150
                                                                              ------
            TELECOMMUNICATIONS SERVICES -- 3.2%
      224   Nextel Communications, Inc., Class A,
              9.375% 11/15/09.............................................       244
                                                                              ------
            TOBACCO -- 1.2%
       89   North Atlantic Trading Company, Series B,
              11.000% 06/15/04............................................        89
                                                                              ------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $5,605)...............................................     5,779
                                                                              ------
            FOREIGN BONDS AND NOTES -- 11.9%
            CHEMICALS -- SPECIALTY -- 2.7%
      200   Methanex Corporation,
              7.750% 08/15/05.............................................       211
                                                                              ------
            ELECTRIC POWER -- NON NUCLEAR -- 1.1%
       80   Aes Gener SA,
              7.500% 03/25/14@............................................        81
                                                                              ------
            NATURAL GAS PIPELINES -- 1.5%
      114   Gemstone Investors Ltd.,
              7.710% 10/31/04@............................................       114
                                                                              ------
            PAPER AND FOREST PRODUCTS -- 5.6%
       45   Ainsworth Lumber LTD,
              6.750% 03/15/14@............................................        45
       60   Norske Skog Canada Ltd,
              7.375% 03/01/14@............................................        62
      316   Stone Container Corporation,
              11.500% 08/15/06@...........................................       324
                                                                              ------
                                                                                 431
                                                                              ------
            STEEL -- 1.0%
       53   Russel Metals Inc.,
              10.000% 06/01/09............................................        56
       22   Russel Metals Inc.,
              6.375% 03/01/14@............................................        23
                                                                              ------
                                                                                  79
                                                                              ------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $902).................................................       916
                                                                              ------
            MORTGAGE-BACKED SECURITIES -- 2.4%
              (Cost $179)
            FINANCE -- MISCELLANEOUS -- 2.4%
      180   Qwest Bank Loan Tranche,
              (purchased 06/05/03, cost $178)
              6.500% 06/30/07(a)(c).......................................       187
                                                                              ------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

High Income Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                       VALUE
  (000)                                                                       (000)
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.3%
              (Cost $247)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 3.3%
  $   250   FNMA, 2.125% 04/15/06.........................................    $  252
                                                                              ------

 SHARES
---------
            PREFERRED STOCKS -- 1.1%
              (Cost $82)
            BROADCASTING AND CABLE -- 1.1%
      785   Cablevision Systems New York Group, Series H..................        82
                                                                              ------
            WARRANTS -- 0.0%+
              (Cost $0)
            CHEMICALS -- SPECIALTY -- 0.0%+
      225   Solutia Inc.,
              Expire 07/15/09!!(b)........................................       0++
                                                                              ------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 2.5%
              (Cost $190)
      190   Nations Cash Reserves, Capital Class Shares#..................       190
                                                                              ------
            TOTAL INVESTMENTS
              (Cost $7,205*)....................................      96.4%    7,406
                                                                              ------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).................................       3.6%      277
                                                                              ------
            NET ASSETS..........................................     100.0%   $7,683
                                                                              ======

---------------

 !!
  Represents non-income producing securities.

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 +Amount represents less than 0.1%.

++Amount represents less than $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(a)
  Loan participation agreement.

(b)
  Fair valued security.

(c)
  Illiquid and restricted security.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Mortgage- and Asset-Backed Portfolio

  SCHEDULE OF INVESTMENTS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 2.1%
            ASSET-BACKED -- AUTO LOANS -- 2.1%
 $    812   Chase Manhattan Auto Owner Trust,
              Series 2003-A, Class A2,
              1.260% 01/16/06.............................................   $    812
    1,000   Daimler Chrysler Auto Trust,
              Series 2003-A, Class A2,
              1.520% 12/08/05.............................................      1,002
       28   Harley-Davidson Motorcycle Trust,
              Series 2002-1, Class A1,
              3.020% 09/15/06.............................................         28
        3   Honda Auto Receivables Owner Trust,
              Series 2001-2, Class A3,
              4.670% 03/18/05.............................................          3
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $1,843)...............................................      1,845
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 94.0%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.0%
       17   Fannie Mae,
              Series 2001-43, Class EG,
              6.500% 08/25/29.............................................         17
      291   Fannie Mae,
              Series 2002-16, Class PG,
              6.000% 04/25/17.............................................        313
      304   Fannie Mae,
              Series 2002-47, Class QE,
              5.500% 08/25/17.............................................        321
       48   Freddie Mac,
              Series 2420, Class EC,
              6.500% 03/15/30.............................................         48
       48   Freddie Mac,
              Series 2434, Class PN,
              6.500% 05/15/29.............................................         48
      360   Freddie Mac,
              Series 2632, Class YI,
              Interest only,
              5.500% 08/15/22.............................................         25
      333   Freddie Mac,
              Series 2664, Class IO,
              Interest only,
              5.500% 05/15/27.............................................         36
      324   Freddie Mac,
              Series 2692, Class IA,
              Interest only,
              5.500% 01/15/23.............................................         29
                                                                             --------
                                                                                  837
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.1%
      107   6.500% 11/01/32...............................................        113
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 82.5%
    3,332   4.375% 07/17/13...............................................      3,289
   12,713   5.000% 03/01/18(b)............................................     13,067
    2,000   5.000% 03/01/18(b)............................................      2,056

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- (CONTINUED)
 $  7,100   5.000% 03/01/18(b)............................................   $  7,297
   17,032   6.500% 02/01/32(b)............................................     17,888
      179   7.000% 02/01/32...............................................        190
      223   6.500% 05/01/32...............................................        234
       14   7.000% 06/01/32...............................................         15
       39   6.500% 07/01/32...............................................         41
      114   6.500% 10/01/32...............................................        120
      222   6.500% 01/01/33...............................................        234
      115   6.500% 05/01/33...............................................        120
   12,082   5.500% 10/01/33(b)............................................     12,376
    6,300   5.500% 10/01/33(b)............................................      6,454
    1,575   5.500% 11/01/33...............................................      1,614
    6,169   5.500% 12/01/33...............................................      6,324
                                                                             --------
                                                                               71,319
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 10.4%
       40   7.000% 03/15/31...............................................         42
    8,305   5.500% 06/15/33...............................................      8,552
      373   5.500% 12/16/33(b)............................................        384
                                                                             --------
                                                                                8,978
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $81,043)..............................................     81,247
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 23.5%
            FEDERAL HOME LOAN BANK (FHLB) -- 3.5%
    3,000   Discount note 04/23/04........................................      2,998
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 8.3%
    2,000   Discount note 04/06/04........................................      2,000
    3,179   Discount note 04/13/04........................................      3,178
    2,000   Discount note 04/20/04........................................      1,999
                                                                             --------
                                                                                7,177
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 11.7%
    4,614   Discount note 04/07/04........................................      4,613
    5,500   Discount note 04/20/04........................................      5,497
                                                                             --------
                                                                               10,110
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $20,285)..............................................     20,285
                                                                             --------
            U.S. TREASURY OBLIGATIONS -- 10.1%
            U.S. TREASURY BONDS -- 1.1%
      745   6.250% 08/15/23...............................................        886
       25   5.375% 02/15/31...............................................         27
                                                                             --------
                                                                                  913
                                                                             --------
            U.S. TREASURY NOTES -- 9.0%
    1,550   1.625% 01/31/05...............................................      1,557
    1,000   1.625% 04/30/05...............................................      1,005

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

Mortgage- and Asset-Backed Portfolio

  SCHEDULE OF INVESTMENTS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- (CONTINUED)
 $    300   2.000% 05/15/06...............................................   $    302
      500   2.250% 02/15/07...............................................        504
    1,300   3.250% 08/15/07...............................................      1,346
    3,000   3.250% 01/15/09##.............................................      3,069
                                                                             --------
                                                                                7,783
                                                                             --------
            U.S. TREASURY STRIPS -- 0.0%+
      100   Principal only,
              5.109%*** 11/15/21..........................................         41
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $8,700)...............................................      8,737
                                                                             --------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 36.6%
              (Cost $31,622)
   31,622   Nations Cash Reserves, Capital Class Shares#..................     31,622
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $143,493*)..................................     166.3%   143,736
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............     (66.3)%  (57,325)
                                                                             --------
            NET ASSETS..........................................     100.0%  $ 86,411
                                                                             ========

---------------

 * Federal income tax information (see Note 9).

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 ##All or a portion of security segregated as collateral for futures contracts.

 (b)
   TBA -- Securities purchased on a forward commitment basis (see
   Note 1).

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES                        MARCH 31, 2004


                                                                CORPORATE             HIGH          MORTGAGE- AND
                                                                   BOND              INCOME          ASSET-BACKED
                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              ----------------------------------------------------
(IN THOUSANDS)
ASSETS:
Investments, at value (cost $58,274, $7,205 and $143,493,
  respectively).............................................  $       60,150     $        7,406     $      143,736
Cash........................................................               1                 --                 --
Receivable for investment securities sold...................              --                252             12,996
Receivable for Fund units sold..............................             356                 16                891
Dividends receivable........................................               1                 --                 21
Interest receivable.........................................             796                146                341
                                                              --------------     --------------     --------------
    Total assets............................................          61,304              7,820            157,985
                                                              ==============     ==============     ==============
LIABILITIES:
Unrealized depreciation on swap contracts...................              --                 --                 (2)
Payable for investment securities purchased.................              --               (129)           (71,317)
Payable for variation margin................................             (27)                --                (21)
Payable for Fund shares redeemed............................             (84)                (8)               (67)
Accrued other liabilities...................................              --                 --               (167)
                                                              --------------     --------------     --------------
    Total liabilities.......................................            (111)              (137)           (71,574)
                                                              ==============     ==============     ==============
NET ASSETS..................................................  $       61,193     $        7,683     $       86,411
                                                              ==============     ==============     ==============
NET ASSETS CONSIST OF:
Undistributed net investment income.........................  $            9     $           --     $           --
Accumulated net realized gain/(loss) on investments sold,
  swaps and futures contracts...............................             187                244              1,074
Net unrealized appreciation of investments, swaps, options
  and futures contracts.....................................           1,799                201                211
Paid-in capital.............................................          59,198              7,238             85,126
                                                              --------------     --------------     --------------
NET ASSETS..................................................  $       61,193     $        7,683     $       86,411
                                                              ==============     ==============     ==============
Net asset value per unit of beneficial interest
  ($61,193,001/5,783,326 shares outstanding,
  $7,682,658/738,340 shares outstanding,
  $86,410,708/8,483,074 shares outstanding respectively)....  $        10.58     $        10.41     $        10.19
                                                              ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004

                                                                CORPORATE             HIGH          MORTGAGE- AND
                                                                   BOND              INCOME          ASSET-BACKED
                                                                PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              ----------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $        1,620     $          711     $          918
Dividends...................................................              --                  4                 --
Dividend from affiliated funds..............................              10                  8                161
                                                              --------------     --------------     --------------
    Total investment income.................................           1,630                723              1,079
                                                              --------------     --------------     --------------
NET INVESTMENT INCOME.......................................           1,630                723              1,079
                                                              --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................             457                318              1,535
  Futures contracts.........................................            (143)                --               (420)
  Written options...........................................              --                 --                (20)
  Swap contracts............................................              20                387                  7
                                                              --------------     --------------     --------------
Net realized gain/(loss) on investments.....................             334                705              1,102
                                                              --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................           1,572                 64                250
  Futures contracts.........................................             (76)                --                (29)
  Swap contracts............................................              10                (32)                (2)
                                                              --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           1,506                 32                219
                                                              --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......           1,840                737              1,321
                                                              --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $        3,470     $        1,460     $        2,400
                                                              ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                    CORPORATE BOND PORTFOLIO
                                                                 -------------------------------
                                                                   YEAR ENDED      PERIOD ENDED
                                                                   3/31/2004       3/31/2003(A)
                                                                 -------------------------------
(IN THOUSANDS)
Net investment income.......................................     $        1,630   $          298#
Net realized gain/(loss) on investments.....................                334              125#
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              1,506              293
                                                                 --------------   --------------
Net increase/(decrease) in net assets resulting from
  operations................................................              3,470              716
Distributions to shareholders from net investment income....             (1,657)            (289)
Distributions to shareholders from net realized gain on
  investments...............................................               (150)             (95)
Net increase/(decrease) in net assets from Portfolio share
  transactions..............................................             44,758           14,440
                                                                 --------------   --------------
Net increase/(decrease) in net assets.......................             46,421           14,772
NET ASSETS:
Beginning of period.........................................             14,772               --*
                                                                 --------------   --------------
End of period...............................................     $       61,193   $       14,772
                                                                 ==============   ==============
Undistributed net investment income at end of period........     $            9   $            9
                                                                 ==============   ==============

---------------

 * Amount represents less than $500.

(a)Portfolio commenced operations on August 30, 2002.

 # As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statements of operations. The effect of this reclassification on Corporate Bond and High Income Portfolio was to reduce net investment income and increase realized gain by $21 and $28, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

                                                    MORTGAGE- AND
          HIGH INCOME PORTFOLIO                ASSET-BACKED PORTFOLIO
    ---------------------------------     ---------------------------------
      YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED
      3/31/2004         3/31/2003(A)        3/31/2004         3/31/2003(A)
---------------------------------------------------------------------------

    $          723     $          366#    $        1,079     $           61
               705                 69#             1,102                103
                32                169                219                 (8)
    --------------     --------------     --------------     --------------
             1,460                604              2,400                156
              (854)              (352)            (1,091)               (59)
              (404)                (9)               (94)               (27)
            (5,162)            12,400             75,991              9,135
    --------------     --------------     --------------     --------------
            (4,960)            12,643             77,206              9,205
            12,643                 --*             9,205                 --*
    --------------     --------------     --------------     --------------
    $        7,683     $       12,643     $       86,411     $        9,205
    ==============     ==============     ==============     ==============
    $           --     $           14     $           --     $            2
    ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                      CORPORATE BOND PORTFOLIO
                                                                  YEAR ENDED            PERIOD ENDED
                                                                MARCH 31, 2004        MARCH 31, 2003(A)
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
Sold........................................................   6,309    $ 65,226      1,395     $14,077
Issued as reinvestment of dividends.........................      19         196         36         363
Redeemed....................................................  (1,975)    (20,664)        --*         --*
                                                              ------    --------      -----     -------
Net increase................................................   4,353    $ 44,758      1,431     $14,440
                                                              ======    ========      =====     =======

                                                                        HIGH INCOME PORTFOLIO
                                                                  YEAR ENDED            PERIOD ENDED
                                                                MARCH 31, 2004        MARCH 31, 2003(A)
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
Sold........................................................   1,298    $ 13,540      1,200     $12,043
Issued as reinvestment of dividends.........................      72         747         35         359
Redeemed....................................................  (1,867)    (19,449)        --*         (2)
                                                              ------    --------      -----     -------
Net increase/(decrease).....................................    (497)   $ (5,162)     1,235     $12,400
                                                              ======    ========      =====     =======

                                                                MORTGAGE- AND ASSET-BACKED PORTFOLIO
                                                                  YEAR ENDED            PERIOD ENDED
                                                                MARCH 31, 2004        MARCH 31, 2003(A)
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
Sold........................................................  10,498    $105,472        899     $ 9,056
Issued as reinvestment of dividends.........................       6          60          8          79
Redeemed....................................................  (2,927)    (29,541)        --*         --*
                                                              ------    --------      -----     -------
Net increase................................................   7,577    $ 75,991        907     $ 9,135
                                                              ======    ========      =====     =======

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

(a)Portfolio commenced operations on August 30, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Corporate Bond Portfolio

  FINANCIAL HIGHLIGHTS


                                                              YEAR ENDED    PERIOD ENDED
                                                              3/31/2004      3/31/2003*
                                                              --------------------------
Net asset value, beginning of period........................   $ 10.33        $ 10.00
                                                               -------        -------
Investment income from operations:
Net investment income#(a)...................................      0.46           0.41
Net realized and unrealized gain on investments(a)..........      0.33           0.27
                                                               -------        -------
Net increase in net assets resulting from investment
  operations................................................      0.79           0.68
                                                               -------        -------
Distributions to shareholders:
Dividends from net investment income........................     (0.47)         (0.26)
Distributions from net realized gains.......................     (0.07)         (0.09)
                                                               -------        -------
Total dividends and distributions...........................     (0.54)         (0.35)
                                                               -------        -------
Net asset value, end of period..............................   $ 10.58        $ 10.33
                                                               =======        =======
Total return++..............................................      7.83%          6.99%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................   $61,193        $14,772
Ratio of net investment income to average net assets(a).....      4.40%          4.33%+
Portfolio turnover rate.....................................       126%           183%

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 * Portfolio commenced operations on August 30, 2002.

(a)See Note 1 (Swaps).

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

High Income Portfolio

  FINANCIAL HIGHLIGHTS (CONTINUED)


For a share outstanding throughout each period.

                                                              YEAR ENDED    PERIOD ENDED
                                                              3/31/2004      3/31/2003*
                                                              --------------------------
Net asset value, beginning of period........................    $10.24        $ 10.00
                                                                ------        -------
Investment income from operations
Net investment income#(a)...................................      0.71           0.32
Net realized and unrealized gain on investments(a)..........      0.73           0.27
                                                                ------        -------
Net increase in net assets resulting from investment
  operations................................................      1.44           0.59
                                                                ------        -------
Distributions to shareholders:
Dividends from net investment income........................     (0.86)         (0.34)
Distributions from net realized gains.......................     (0.41)         (0.01)
                                                                ------        -------
Total dividends and distributions...........................     (1.27)         (0.35)
                                                                ------        -------
Net asset value, end of period..............................    $10.41        $ 10.24
                                                                ======        =======
Total return++..............................................     14.72%          6.02%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................    $7,683        $12,643
Ratio of net investment income to average net assets(a).....      6.86%          5.64%+
Portfolio turnover rate.....................................       211%            84%

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 * Portfolio commenced operations on August 30, 2002.

(a)See Note 1 (Swaps).

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Mortgage- and Asset-Backed Portfolio

  FINANCIAL HIGHLIGHTS (CONTINUED)


                                                              YEAR ENDED    PERIOD ENDED
                                                              3/31/2004      3/31/2003*
                                                              --------------------------
Net asset value, beginning of period........................   $ 10.15         $10.00
                                                               -------         ------
Investment income from operations
Net investment income#......................................      0.22(a)        0.17
Net realized and unrealized gain on investments.............      0.13(a)        0.14
                                                               -------         ------
Net increase in net assets resulting from investment
  operations................................................      0.35           0.31
                                                               -------         ------
Distributions to shareholders:
Dividends from net investment income........................     (0.22)         (0.10)
Distributions from net realized gains.......................     (0.09)         (0.06)
                                                               -------         ------
Total dividends and distributions...........................     (0.31)         (0.16)
                                                               -------         ------
Net asset value, end of period..............................   $ 10.19         $10.15
                                                               =======         ======
Total return++..............................................      3.53%          3.08%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................   $86,411         $9,205
Ratio of net investment income to average net assets........      2.26%(a)       1.82%+
Portfolio turnover rate.....................................       941%           688%

---------------

 **Amount represents less than $0.01.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 * Portfolio commenced operations on August 30, 2002.

(a)See Note 1 (Swaps).

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate portfolios. These financial statements pertain to the following portfolios of Funds Trust:
Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio and High Income Portfolio (each a "Portfolio" and collectively, the "Portfolios"). The Portfolios are only available through certain wrap fee programs and certain other managed accounts, including those sponsored or managed by Bank of America and its affiliates.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Income Portfolio principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Certain securities may be valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: The Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolios' securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the Portfolios' return. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

NATIONS FUNDS

Options: The Portfolios may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Portfolios may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Portfolio's objective. Call options written by a Portfolio give the holder the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price. In the case of put options, a Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Portfolios may also write combinations of covered puts and calls on the same underlying security. When a Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Portfolios typically receive a premium from writing a put or call option, which would increase the Portfolios' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Portfolio.

Swaps: The Portfolios may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Portfolio's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Portfolio will succeed in pursuing contractual remedies. A Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the following Portfolios have reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain/(loss) in the Statements of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statements of changes in net assets and the

NATIONS FUNDS
per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased/(decreased) net investment income and increased/(decreased) net realized gains for the years ended March 31, 2004 and March 31, 2003, respectively, but had no effect on the Fund's net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period. The reclassifications are as follows:

                                                          3/31/04                                       3/31/03
                                         ------------------------------------------    ------------------------------------------
                                         INCREASE/(DECREASE)    INCREASE/(DECREASE)    INCREASE/(DECREASE)    INCREASE/(DECREASE)
                                          TO NET INVESTMENT       TO NET REALIZED       TO NET INVESTMENT       TO NET REALIZED
                                               INCOME                  GAINS                 INCOME                  GAINS
FUND                                            (000)                  (000)                  (000)                  (000)
---------------------------------------------------------------------------------------------------------------------------------
Corporate Bond.........................         $ (27)                 $ 27                   $(21)                   $21
High-Income............................          (116)                  116                    (28)                    28
Mortgage- and Asset-Backed.............             6                     6                     --                     --

Financial highlight reclassifications appear as follows:

                                                          NET INVESTMENT      NET INVESTMENT     NET INVESTMENT    NET INVESTMENT
                                                         INCOME PER SHARE    INCOME PER SHARE     INCOME RATIO      INCOME RATIO
                                                            (PREVIOUS)          (REVISED)          (PREVIOUS)        (REVISED)
                                                         ------------------------------------------------------------------------
CORPORATE BOND
Year ended 3/31/04.....................................       $0.47               $0.46               4.47%             4.40%
Period ended 3/31/03...................................        0.44                0.41               4.66              4.33
HIGH INCOME
Year ended 3/31/04.....................................       $0.83               $0.71               7.95%             6.86%
Period ended 3/31/03...................................        0.35                0.32               6.12              5.64
MORTGAGE- AND ASSET-BACKED
Year ended 3/31/04.....................................       $0.22               $0.22               2.28%             2.26%

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar Rolls: The Portfolios may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. Mortgage- and Asset-Backed Portfolio had dollar rolls outstanding as of March 31, 2004, which are included in Payable for investment securities purchased on its Statement of assets and liabilities. At the time a Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll purchase commitments.

NATIONS FUNDS

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date.

Dividends and distributions to shareholders: It is the policy of each Portfolio to declare and pay dividends from net investment income monthly. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2.  INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolios. BACAP does not receive any fee for its investment advisory services and has agreed to bear all fees and expenses of the Portfolios, except taxes, brokerage fees and commission costs, including interest expenses of borrowing money, extraordinary expenses, and any applicable rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors does not receive any fee for its services. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

The Portfolios do not incur any fees or expenses except taxes, brokerage fees and commission costs, including interest expense of borrowing money, extraordinary expenses, and any applicable rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. Participants in the wrap fee programs eligible to invest in the Portfolios are required to pay fees to the program sponsor pursuant to separate agreements and should review the wrap program disclosure document for fees and expenses charged.

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Portfolios' shares.

BACAP Distributors serves as distributor of the Portfolios' shares. BACAP Distributors does not receive a fee for its services as distributor.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

A significant portion of the Portfolios represent investments by fiduciary accounts over which Bank of America has either sole or joint discretion.

The Portfolios have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in Nations

NATIONS FUNDS

Cash Reserves. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
Corporate Bond...........................................         $ 1                        $ 1
High Income..............................................           1                         --*
Mortgage- and Asset-Backed...............................          20                         11

---------------

 *Amount represents less than $500.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              --------------------
Corporate Bond..............................................   $62,683     $18,430
High Income.................................................    16,412      17,343
Mortgage- and Asset-Backed..................................     2,183          --

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Corporate Bond..............................................  $ 23,908     $ 25,099
High Income.................................................       630          953
Mortgage- and Asset-Backed..................................   527,090      438,783

4.  FUTURES CONTRACTS

At March 31, 2004, the following Portfolios had futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND PORTFOLIO:
U.S. 5 year Treasury Note Futures
  (long position) expiring June 2004(a).....................      76           $  8,592            $  8,631            $  39
U.S. 2 year Treasury Note Futures
  (long position) expiring June 2004(a).....................      15              3,219               3,228                9
U.S. 20 year Treasury Bond Futures
  (long position) expiring June 2004(a).....................       9              1,038               1,027              (11)
U.S. 10 year Treasury Note Futures
  (short position) expiring June 2004(a)....................    (108)           (12,350)            (12,464)            (114)
                                                                                                                       -----
  Total net unrealized depreciation.........................                                                           $ (77)
                                                                                                                       =====
MORTGAGE- AND ASSET-BACKED PORTFOLIO:
U.S. 5 year Treasury Note Futures
  (short position) expiring June 2004(a)....................     (30)            (3,396)             (3,407)             (11)
U.S. 10 year Treasury Note Futures
  (short position) expiring June 2004(a)....................     (16)            (1,827)             (1,846)             (19)
                                                                                                                       -----
  Total net unrealized depreciation.........................                                                           $ (30)
                                                                                                                       =====

---------------

(a)Securities have been segregated as collateral for the Portfolios' open futures contracts.

NATIONS FUNDS

5.  WRITTEN OPTIONS

Written options for the Mortgage- and Asset-Backed Portfolio for the year ended March 31, 2004 aggregated the following:

                                                                            PREMIUM
                                                              NUMBER OF     RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS*     (000)
------------------------------------------------------------------------------------
Outstanding at March 31, 2003...............................     0.24         $  2
Contracts opened............................................     4.58           27
Contracts closed............................................    (1.56)          (9)
Contracts expired...........................................    (3.26)         (20)
                                                                -----         ----
Outstanding at March 31, 2004...............................       --         $ --
                                                                =====         ====

---------------

 * 1 contract = $1,000,000 notional amount.

6.  SWAP CONTRACTS

At March 31, 2004, the following Portfolios had swap contracts outstanding:

                                                                                                           UNREALIZED
                                                NOTIONAL                                 PAYMENTS        APPRECIATION/
                                                 AMOUNT       PAYMENTS MADE BY         RECEIVED BY       (DEPRECIATION)
DESCRIPTION                                      (000)          THE PORTFOLIO         THE PORTFOLIO          (000)
-----------------------------------------------------------------------------------------------------------------------
HIGH INCOME PORTFOLIO:

                                                                                     Lehman Brothers
Contract with Bear Stearns, effective March                     1-month LIBOR        U.S. High Yield
  22, 2004, expiring October 1, 2004(a).......   $2,233            +0.40%                 Index               $--
                                                                                                              ===

MORTGAGE- AND ASSET-BACKED PORTFOLIO:

                                                            Lehman CMBS Aaa Index
                                                            (Prior floating rate
Contract with Morgan Stanley,                                   minus current        Lehman CMBS Aaa
  effective March 12, 2004, expiring                              floating             Index Spread
  June 30, 2004(a)............................    2,150        rate) x factor             +0.64%              $(2)

                                                            Lehman CMBS Aaa Index
                                                            (Prior floating rate
Contract with Morgan Stanley,                                   minus current        Lehman CMBS Aaa
  effective March 31, 2004, expiring                              floating             Index Spread
  June 30, 2004(a)............................    1,300        rate) x factor             +0.55%               --
                                                                                                              ---

Total unrealized depreciation.................                                                                $(2)
                                                                                                              ===

---------------

(a)Fair value.

7.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. See Schedules of capital stock activity.

8.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

NATIONS FUNDS

The Portfolios had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)        RATE***
--------------------------------------------------------------------------------------
Corporate Bond Portfolio....................................      $35           1.61%
High Income Portfolio.......................................       --**         1.49

---------------

 * The average amount outstanding was based on daily balances in the period.

 **Amount represents less than $500.

***The interest paid on these borrowings was less than $1,000.

9.  INCOME TAXES

Information on the tax components of capital at March 31, 2004 is as follows:

                                                                                                      NET TAX
                                                                                     NET TAX         UNREALIZED     UNDISTRIBUTED
                                        COST OF                                     UNREALIZED     APPRECIATION/       ORDINARY
                                      INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/    (DEPRECIATION)      INCOME/
                                        FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)   ON DERIVATIVE     (ACCUMULATED
                                       PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS     SECURITIES     ORDINARY LOSS)
PORTFOLIO                                (000)         (000)          (000)           (000)            (000)            (000)
----------------------------------------------------------------------------------------------------------------------------------
Corporate Bond......................   $ 58,280        $1,900         $ (31)          $1,869           $  --            $  205
High Income.........................      7,205           236           (35)             201              --               175
Mortgage- and Asset-Backed..........    143,495           344          (103)             241              (2)            1,245


                                      UNDISTRIBUTED
                                        LONG-TERM
                                         GAINS/
                                      (ACCUMULATED
                                      CAPITAL LOSS)
PORTFOLIO                                 (000)
------------------------------------  -------------
Corporate Bond......................      $ (79)
High Income.........................         69
Mortgage- and Asset-Backed..........       (201)

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2004, the following Portfolios elected to defer losses occurring between November 1, 2003 and March 31, 2004 under these rules, as follows:

                                                                    CAPITAL
                                                                LOSSES DEFERRED
PORTFOLIO                                                            (000)
-------------------------------------------------------------------------------
Corporate Bond..............................................         $ 79
Mortgage- and Asset-Backed..................................          202

The tax composition of distributions were as follows:

                                                                         3/31/04                             3/31/03
                                                             --------------------------------    --------------------------------
                                                                                  LONG-TERM                           LONG-TERM
                                                             ORDINARY INCOME    CAPITAL GAINS    ORDINARY INCOME    CAPITAL GAINS
FUND                                                              (000)             (000)             (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Corporate Bond.............................................      $1,807             $  --             $384              $  --
High Income................................................       1,247                11              361                 --
Mortgage- and Asset-Backed.................................       1,185                --               86                 --*

---------------

 *Amount represents less than $500.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for dividend reclassifications.

                                                                            ACCUMULATED NET
                                                                                REALIZED
                                                         UNDISTRIBUTED       GAIN/(LOSS) ON
                                                       INVESTMENT INCOME    INVESTMENTS SOLD    PAID-IN CAPITAL
FUND                                                         (000)               (000)               (000)
---------------------------------------------------------------------------------------------------------------
Corporate Bond.......................................        $ 27                $ (27)              $  --
High Income..........................................         117                 (117)                 --
Mortgage- and Asset-Backed...........................          10                  (10)                 --

NATIONS FUNDS

10.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds, including other funds in the Nations Funds family. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

NATIONS FUNDS

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Corporate Bond Portfolio, High Income Portfolio and Mortgage- and Asset-Backed Portfolio (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Portfolios") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the amount of total long-term capital gains designated by the High Income Portfolio was $11,376.

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                     80
Age: 60                  Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman                             (a company formed to advise and
of the Board                                     buy family owned companies) from
                                                 1998 through April 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                  Trustee since 1999      July 1997, Chairman and Chief
Trustee                                          Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                  Trustee since 1999      Professor of Business
Trustee                                          Administration -- Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean -- Fuqua School
                                                 of Business Europe, Duke
                                                 University, July 1999 through
                                                 June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                78
Age: 68                  Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                          1996 to May 2000; Commandant --
                                                 United States Marine Corps from
                                                 July 1991 to July 1995;
                                                 Member -- Board of Advisors to
                                                 the Comptroller General of the
                                                 United States
Dr. Cornelius J. Pings   Indefinite term;        Retired; President -- Association            78
Age: 75                  Trustee since 1999      of American Universities from
Trustee                                          Feb. 1993 through June 1998

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 60                 Corporation (electronic equipment
Trustee and Chairman    manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the
                        Board and Board Member, Nations
                        Funds complex (4 other registered
                        investment companies)
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (transformer
Trustee                 manufacturer) and Faison
                        Enterprises (real estate
                        development); Director and Vice
                        Chairman, Aegis Insurance Services,
                        Ltd. (a mutual fund insurance
                        company in Bermuda); and Board
                        Member, Nations Funds complex (4
                        other registered investment
                        companies)
Thomas F. Keller        Director -- Wendy's International,
Age: 72                 Inc. (restaurant operating and
Trustee                 franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Board Member,
                        Nations Funds complex (4 other
                        registered investment companies)

Carl E. Mundy, Jr.      Chairman and Trustee -- Board of
Age: 68                 Trustees, Marine Corps University
Trustee                 Foundation; Director -- Schering-
                        Plough (pharmaceuticals and health
                        care products) and General Dynamics
                        Corporation (defense systems); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
Dr. Cornelius J. Pings  Director -- Farmers Group, Inc.
Age: 75                 (insurance company) and Edelbrock
Trustee                 Corp. (automotive products); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Minor M. Shaw            Indefinite term;        President -- Micco Corporation               78
Age: 56                  Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker        Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                  Trustee since 1999      Financial Officer -- Albemarle
Trustee                                          Corporation (chemical
                                                 manufacturing) through February
                                                 2003
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III    Indefinite term;        President and Treasurer, Saunders            78
Age: 67                  Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers         Indefinite term;        Retired                                      78
Age: 65                  Trustee since 1999
Trustee
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                  Trustee since 1999      & Boothe LLP (law firm)
Trustee

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Minor M. Shaw           Chairman -- Wofford College Board
Age: 56                 of Trustees; Chairman and
Trustee                 Trustee -- The Daniel-Mickel
                        Foundation of South Carolina;
                        Vice-Chairman and
                        Trustee -- Greenville-Spartanburg
                        Airport Commission and Duke
                        Endowment; Trustee -- The
                        Hollingsworth Funds, The Belle
                        Baruch Foundation and the South
                        Carolina Foundation for Independent
                        Colleges; Chair-Elect -- Urban
                        League of the Upstate; Board
                        Member -- United Way of Greenville
                        County; Vice-Chair -- Greenville
                        Chamber of Commerce; Board
                        Member -- United Way of South
                        Carolina; and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)
Charles B. Walker       Director -- Ethyl Corporation
Age: 65                 (chemical manufacturing); and
Trustee                 Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III   Director -- Saunders & Benson, Inc.
Age: 67                 (insurance); Insurance Managers
Trustee                 Inc. (insurance); and
                        Trustee -- Nations Funds complex (2
                        other registered investment
                        companies)
James B. Sommers        Chairman Emeritus -- Central
Age: 65                 Piedmont Community College
Trustee                 Foundation; Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority and Carolina Pad & Paper
                        Company; Trustee -- Mint Museum of
                        Art; and Trustee, Nations Funds
                        complex (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 65                 Furniture Company, Inc. (furniture)
Trustee                 and Bassett Mirror Company (glass
                        furniture); and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

FISPAR
(3/04)

ITEM 2.  CODE OF ETHICS.

         (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

         (b) Not applicable.

         (c) The registrant has not amended its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (e) Not applicable.

         (f) The registrant's code of ethics is attached as an exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's Board of Trustees has determined that Dr. Thomas F. Keller qualifies as an audit committee financial expert, as defined in
         Item 3 of Form N-CSR. Dr. Keller is considered independent for purposes of Item 3 of Form N-CSR. He is an "independent" trustee (i.e., he is not an interested person of the registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the registrant, other than in his capacity as a Trustee).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $1,210,139 for 2003 and $1,389,037 for 2004.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $450,413 for 2003 and $421,527 for 2004.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $10,000 for 2003 and $20,750 for 2004.

         In 2003 the independent accountant presented continuing education classes at a cost of $10,000.

         In 2004 the independent accountant presented continuing education classes at a cost of $5,000. In addition, the independent accountant performed Agreed Upon Procedures for fund mergers in the amount of $15,750.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


                           BACAP/NATIONS FUNDS POLICY
                  FOR APPROVAL OF AUDIT AND NON-AUDIT SERVICES


Under the new Sarbanes-Oxley rules, the Audit Committee is required to pre-approve all audit and non-audit services rendered by PWC to the Funds, and those non-audit services relating directly to the Funds' operations and financial reporting that are rendered by PWC to BACAP and those of its affiliates that provide ongoing services to the Fund.

Annual Pre-approval of audit and non-audit services

We would ask that the Audit Committee continue to pre-approve the following at the November board meeting:

o    amounts for the annual audit services.

o    amounts related to the annual tax services.

o separate amounts for "agreed upon procedures" and consultative type of work. More specifically, this would include agreed upon procedures relating to the funds' accounting records and/or tax compliance in connections with mergers, in-kind contributions or redemptions and other fund reorganizations, up to a maximum $50,000 per annum.

o Separate amounts for tax consultations, research and discussions relating to proposed new registered funds and existing funds. This includes advice regarding the tax consequences of proposed or actual fund transactions, tax reporting issues and assistance in responding to inquiries from tax authorities. Management is requesting pre-approval for engagements that are less than $10,000 individually and $50,000 in the aggregate.

o Consultations, research and discussion regarding accounting and auditing issues relating to new or existing Funds. Pre-approved for engagements that are less than $10,000 individually and $25,000 in the aggregate.

o    Continuing education seminars for BACAP personnel.

Management will review with the Audit Committee at each November Board meeting these requested approvals. At this meeting Management would review the scope and fees related to the audit and tax services and also review the requests for pre-approval for "agreed upon procedures" and other consultative work.

Approval of additional non-audit services

To the extent that management would want PWC to do additional work above and beyond the pre-approved amounts, we would suggest the following:

To the extent that management seeks approval of such services at a regularly scheduled board meeting, the following will apply:

     o The matter will be covered under an agenda item in the Audit Committee agenda. Management will review with the Audit Committee the dollar amount and the business reasons for the needed work. The appropriate representatives from PWC will be present as needed by the Audit Committee.

To the extent that management is requesting approval between Board meetings, the following will apply:

     o If the request is for less than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include:

          >   The requested dollar amount.

          >   A detailed description of the work to be done.

          >   The business reasons for the needed work.

     o The Chairman will have the authority to approve or disapprove these non-audit fees. If the Chairman is unavailable to serve in this capacity, the Audit Committee has authorized an alternative member of the Audit Committee to approve or disapprove said fees. The Chairman also has the discretion to call a telephonic Audit Committee meeting if it is believed that the service raises issues where it is believed that the entire committee should discuss prior to approval.

          o To the extent that the Chairman approves such request, management and the Audit Committee Chairman / management will present to the full Board at the next regularly scheduled Board meeting.

          o If the request is for more than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include the requested dollar amount as well as a detailed description of the work to be done and the business reasons for the needed work. Management will then arrange for a telephonic Audit Committee meeting to discuss the request in more detail and to request the approval of the fees by the Audit Committee.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's Audit Committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 (except for fees on tax services as disclosed above) and $18.1 million, respectively, for year ended March 31, 2003 and $0 (except for fees on tax services as disclosed above) and $14.7 million, respectively, for year ended March 31, 2004.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to
         (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the registrant's principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not Applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Not applicable

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The following material changes have been made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

         The registrant does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the Investment Company Act of 1940. However, the Board of Trustees' Governance Committee will consider Trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to Nations Funds, c/o Secretary, at the principal address shown on its most current registration statement. Any submission should include at a minimum the following information: as to each individual proposed for election as a Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Nations Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

         Shareholder submissions will be considered for inclusion in the proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Because the registrant does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
                  15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 11.  EXHIBITS.

          EX-99.CODE ETH

          EX-99.CERT
               A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

          EX-99.906CERT
               Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nations Funds Trust
            ---------------------------------------------------
By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President

Date:  May 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President

Date:  May 28, 2004

By:  /s/ Gerald Murphy
     Gerald Murphy
     Chief Financial Officer

Date:  May 28, 2004

* Print the name and title of each signing officer under his or her signature.